UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number   811-08090

       Lincoln Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

1301 South Harrison Street

       Fort Wayne, Indiana 46802

(Address of principal executive offices) (Zip code)

Ronald A. Holinsky, Esq.

Lincoln Financial Group

150 North Radnor Chester Road

         Radnor, Pennsylvania 19087

(Name and address of agent for service)

Copies of all communications to:

Robert A. Robertson, Esq.

Dechert LLP

US Bank Tower

633 West 5th Street

Suite 4900

Los Angeles, CA 90071-2013

Registrant’s telephone number, including area code:  (260) 455-2000

Date of fiscal year end: December 31

Date of reporting period: December 31, 2023

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

(a) The Report to Shareholders is attached herewith.

Lincoln Variable Insurance Products Trust:

Lincoln Nasdaq-100 Funds:

Lincoln Nasdaq-100 Buffer Fund Mar

Lincoln Nasdaq-100 Buffer Fund Jun

Lincoln Hedged Nasdaq-100 Fund (formerly, Lincoln Nasdaq-100 Buffer Fund Sep)

Lincoln Hedged Nasdaq-100 Fund 2 (formerly, Lincoln Nasdaq-100 Buffer Fund Dec)

Lincoln Opportunistic Hedged Equity Fund

Lincoln S&P 500 Funds:

Lincoln S&P 500 Buffer Fund Feb

Lincoln S&P 500 Buffer Fund May

Lincoln Hedged S&P 500 Fund (formerly, Lincoln S&P 500 Buffer Fund Aug)

Lincoln Hedged S&P 500 Fund 2 (formerly, Lincoln S&P 500 Buffer Fund Nov)

Lincoln S&P 500 Ultra Buffer Fund Feb

Lincoln S&P 500 Ultra Buffer Fund May

Lincoln Hedged S&P 500 Conservative Fund (formerly, Lincoln S&P 500 Ultra Buffer Fund Aug)

Lincoln Hedged S&P 500 Conservative Fund 2 (formerly, Lincoln S&P 500 Ultra Buffer Fund

Nov)

LVIP Aggressive Growth Allocation Managed Risk Funds:

LVIP Global Aggressive Growth Allocation Managed Risk Fund

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund

LVIP American Allocation Funds:

LVIP American Balanced Allocation Fund

LVIP American Income Allocation Fund

LVIP American Growth Allocation Fund

LVIP American Century Select Mid Cap Managed Volatility Fund

LVIP American Funds:

LVIP American Global Growth Fund

LVIP American Global Small Capitalization Fund

LVIP American Growth Fund

LVIP American Growth-Income Fund

LVIP American International Fund

LVIP American Global Allocation Managed Risk Funds:

LVIP American Global Balanced Allocation Managed Risk Fund

LVIP American Global Growth Allocation Managed Risk Fund

LVIP American Preservation Fund

LVIP Baron Growth Opportunities Fund

LVIP BlackRock Dividend Value Managed Volatility Fund

LVIP BlackRock Global Allocation Fund

LVIP BlackRock Global Allocation Managed Risk Fund

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund

LVIP BlackRock Inflation Protected Bond Fund

LVIP BlackRock Real Estate Fund (formerly, LVIP BlackRock Global Real Estate Fund)

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund

LVIP Blended Large Cap Growth Managed Volatility Fund

LVIP Blended Mid Cap Managed Volatility Fund

LVIP Channing Small-Cap Value Fund

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund

LVIP Delaware Bond Fund

LVIP Delaware Diversified Floating Rate Fund

LVIP Delaware Diversified Income Fund

LVIP Delaware High Yield Fund

LVIP Delaware Limited-Term Diversified Income Fund

LVIP Delaware Mid Cap Value Fund

LVIP Delaware SMID Cap Core Fund

LVIP Delaware Social Awareness Fund

LVIP Delaware U.S. Growth Fund

LVIP Delaware U.S. REIT Fund (formerly, LVIP Delaware REIT Fund)

LVIP Delaware Value Fund

LVIP Delaware Wealth Builder Fund

LVIP Dimensional International Equity Managed Volatility Fund

LVIP Dimensional U.S. Equity Managed Volatility Fund

LVIP Dimensional International Core Equity Fund

LVIP Dimensional U.S. Core Equity 1 Fund

LVIP Dimensional U.S. Core Equity 2 Fund

LVIP Franklin Templeton Global Equity Managed Volatility Fund

LVIP Global Allocation Managed Risk Funds:

LVIP Global Conservative Allocation Managed Risk Fund

LVIP Global Growth Allocation Managed Risk Fund

LVIP Global Moderate Allocation Managed Risk Fund

LVIP Government Money Market Fund

LVIP Invesco Select Equity Income Managed Volatility Fund

LVIP JPMorgan Core Bond Fund

LVIP JPMorgan High Yield Fund

LVIP JPMorgan Mid Cap Value Fund

LVIP JPMorgan Retirement Income Fund

LVIP JPMorgan Select Mid Cap Value Managed Volatility Fund

LVIP JPMorgan Small Cap Core Fund

LVIP JPMorgan U.S. Equity Fund

LVIP Loomis Sayles Global Growth Fund

LVIP MFS International Equity Managed Volatility Fund

LVIP MFS International Growth Fund

LVIP MFS Value Fund

LVIP Mondrian Global Income Fund (formerly, LVIP Global Income Fund)

LVIP Mondrian International Value Fund

LVIP Multi-Manager Global Equity Managed Volatility Fund

LVIP PIMCO Low Duration Bond Fund

LVIP Fidelity Institutional AMSM Select Core Equity Managed Volatility Fund

LVIP Franklin Templeton Multi-Factor Funds:

LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund (formerly, LVIP SSGA

Emerging Markets 100 Fund)

LVIP Franklin Templeton Multi-Factor International Equity Fund (formerly, LVIP SSGA

Developed International 150 Fund)

LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund (formerly, LVIP SSGA Large Cap

100 Fund)

LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund (formerly, LVIP SSGA

Small/Mid-Cap 200 Fund)

LVIP Allocation Funds:

LVIP SSGA Conservative Index Allocation Fund

LVIP SSGA Moderate Index Allocation Fund

LVIP SSGA Moderately Aggressive Index Allocation Fund

LVIP Structured Conservative Allocation Fund (formerly, LVIP SSGA Conservative Structured

Allocation Fund)

LVIP Structured Moderate Allocation Fund (formerly, LVIP SSGA Moderate Structured

Allocation Fund)

LVIP Structured Moderately Aggressive Allocation Fund (formerly, LVIP SSGA Moderately

Aggressive Structured Allocation Fund)

LVIP SSGA Bond Index Fund

LVIP SSGA Emerging Markets Equity Index Fund

LVIP SSGA Global Tactical Allocation Managed Volatility Fund

LVIP SSGA International Index Fund

LVIP SSGA International Managed Volatility Fund

LVIP SSGA Large Cap Managed Volatility Fund

LVIP SSGA Mid-Cap Index Fund

LVIP SSGA Nasdaq-100 Index Fund

LVIP SSGA S&P 500 Index Fund

LVIP SSGA Short-Term Bond Index Fund

LVIP SSGA Small-Cap Index Fund

LVIP SSGA SMID Cap Managed Volatility Fund

LVIP T. Rowe Price Target Maturity Funds:

LVIP T. Rowe Price 2020 Fund

LVIP T. Rowe Price 2030 Fund

LVIP T. Rowe Price 2040 Fund

LVIP T. Rowe Price 2050 Fund

LVIP T. Rowe Price 2060 Fund

LVIP T. Rowe Price Growth Stock Fund

LVIP T. Rowe Price Structured Mid-Cap Growth Fund

LVIP U.S. Growth Allocation Managed Risk Fund

LVIP Vanguard Allocation Funds:

LVIP Vanguard Bond Allocation Fund

LVIP Vanguard Domestic Equity ETF Fund

LVIP Vanguard International Equity ETF Fund

LVIP Wellington Capital Growth Fund

LVIP Wellington SMID Cap Value Fund

LVIP Western Asset Core Bond Fund

Lincoln Nasdaq-100 Funds
Lincoln Nasdaq-100 Buffer Fund Mar
Lincoln Nasdaq-100 Buffer Fund Jun
Lincoln Hedged Nasdaq-100 Fund (formerly, Lincoln Nasdaq - 100 Buffer Fund Sep)
Lincoln Hedged Nasdaq-100 Fund 2 (formerly, Lincoln Nasdaq - 100 Buffer Fund Dec)
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

Lincoln Nasdaq-100 Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln Nasdaq-100 Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Lincoln Nasdaq-100 Buffer Fund Mar returned 33.19% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its  benchmark, the Invesco QQQ TrustSM, Series 11, returned 53.79%.
The Lincoln Nasdaq-100 Buffer Fund Jun returned 32.13% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its  benchmark, the Invesco QQQ TrustSM, Series 1, returned 53.79%.
The Lincoln Hedged Nasdaq-100 Fund returned 36.82% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its  benchmark, the Invesco QQQ TrustSM, Series 1, returned 53.79%.
The Lincoln Hedged Nasdaq-100 Fund 2 returned 26.80% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its  benchmark, the Invesco QQQ TrustSM, Series 1, returned 53.79%.
In 2023, the price of the QQQ ETF increased as the sharp rise in interest rates stabilized, the widely expected deterioration in macroeconomic indicators did not occur, and the U.S. Federal Reserve signaled an end to restrictive monetary policy.
The Lincoln Nasdaq - 100 Buffer Fund Mar seeks to track the performance of the price return of the Invesco QQQ TrustSM, Series 1 (“QQQ ETF”) up to a cap and provide a buffer against losses. The Fund maintained its exposure to the QQQ ETF throughout the year with usage of the LVIP SSGA Nasdaq-100 Index Fund and the QQQ FLEX options. On March 17, 2023, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index.  The options were rolled on March 17, 2023, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln Nasdaq - 100 Buffer Fund Jun seeks to track the performance of the price return of the QQQ ETF up to a cap and provide a buffer against losses. The Fund maintained its exposure to the QQQ ETF throughout the year with usage of the LVIP SSGA Nasdaq-100 Index Fund and the QQQ FLEX options. On June 16, 2023, the Fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the QQQ ETF. The options were rolled on June 16, 2023, and the Fund is currently on track to finish its third defined-outcome period.
The Lincoln Hedged Nasdaq-100 Fund seeks to track the price return of the QQQ ETF while implementing a hedging strategy to reduce downside exposure. The Fund maintained its exposure to the QQQ ETF throughout the year with usage of the LVIP SSGA Nasdaq-100 Index Fund and the QQQ FLEX options. On September 15, 2023, the Fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the QQQ ETF.
The Lincoln Hedged Nasdaq-100 Fund 2 seeks to track the price return of the QQQ ETF while implementing a hedging strategy to reduce downside exposure. The Fund maintained its exposure to the QQQ ETF throughout the year with usage of the LVIP SSGA Nasdaq-100 Index
Fund and the QQQ FLEX options. On December 15, 2023, the Fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the QQQ ETF.
The Buffer Funds hold approximately 50% of its assets in CBOE Volatility Index (VIX)2 listed FLEX options on the QQQ ETF. These FLEX options provide approximately 50% of the long exposure to the QQQ ETF. The buffer is structured with a long FLEX put option and short FLEX put option at different strikes. The options in the buffer are used to reduce the risk of the portfolio and are designed to provide a reduction in losses if the market goes down. The cap is structured using a short FLEX call option, the short call is used to offset the cost of the buffer. The effect of selling the short call is the fund does not participate in any market gains beyond the strike of the call.
The Hedged Funds hold approximately 50% of its assets in CBOE Volatility Index (VIX) listed FLEX options on the QQQ ETF.  These FLEX options provide approximately 50% of the long exposure to the QQQ ETF. The laddered options risk management overlay is structured with long FLEX put options and short FLEX put options at different strikes and different maturities. The options overlay is used to reduce the risk of the portfolio and is designed to provide a reduction in losses if the market goes down. The caps are structured using short FLEX call options and are used to offset the cost of the options risk management overlay. The effect of selling the short calls is that the fund may have lower participation in market gains.
For the year 2023, the Lincoln Nasdaq - 100 Buffer Fund Marunderperformed relative to its benchmark, but had lower realized volatility and better maximum drawdown with a. The underperformance can be attributed to the cost of the downside buffer protection in addition to the time value of option values that are not yet matured.
For the year 2023, the Lincoln Nasdaq - 100 Buffer Fund Jun underperformed relative to its benchmark, but had lower realized volatility and better maximum drawdown. The underperformance can be attributed to the cost of the downside buffer protection in addition to the time value of option values that are not yet matured.
For the year 2023, the Hedged Funds underperformed relative to its benchmark, the QQQ ETF, but had lower realized volatility and better maximum drawdown with a higher risk to return ratio. The underperformance can be attributed to the cost of the downside buffer protection in addition to the time value of option values that are not yet matured.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Lincoln Nasdaq-100 Funds-1

Lincoln Nasdaq-100 Funds
2023 Annual Report Commentary (unaudited) (continued)
Lincoln Nasdaq-100 Buffer Fund Mar
Growth of $10,000 invested 3/18/22 through 12/31/23

Lincoln Nasdaq-100 Buffer Fund Mar - Standard Class
Lincoln Nasdaq-100 Buffer Fund Mar - Service Class
Invesco QQQ Trust SM, Series 1
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
3/18/22
12/31/23
$11,651
$11,578
$11,506

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Mar shares on 3/18/22 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,578 for the Standard Class shares and to $11,506 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 3/18/22 through 12/31/23. The same $10,000 investment would have increased to $11,651. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 33.19%
Inception (3/18/22)	+ 8.52%
Service Class Shares
One Year	+ 32.73%
Inception (3/18/22)	+ 8.14%
Lincoln Nasdaq-100 Buffer Fund Jun
Growth of $10,000 invested 6/18/21 through 12/31/23

Lincoln Nasdaq-100 Buffer Fund Jun - Standard Class
Lincoln Nasdaq-100 Buffer Fund Jun - Service Class
Invesco QQQ Trust SM, Series 1
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
6/18/21
12/31/23
$12,052
$11,953
$11,945

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Nasdaq-100 Buffer Fund Jun shares on 6/18/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,052 for the Standard Class shares and to $11,945 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 6/18/21 through 12/31/23. The same $10,000 investment would have increased to $11,953. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 32.13%
Inception (6/18/21)	+ 7.63%
Service Class Shares
One Year	+ 31.67%
Inception (6/18/21)	+ 7.25%
Lincoln Nasdaq-100 Funds-2

Lincoln Nasdaq-100 Funds
2023 Annual Report Commentary (unaudited) (continued)
Lincoln Hedged Nasdaq-100 Fund
Growth of $10,000 invested 9/17/21 through 12/31/23

Lincoln Hedged Nasdaq-100 Fund - Standard Class
Lincoln Hedged Nasdaq-100 Fund - Service Class
Invesco QQQ Trust SM, Series 1
$12,000
$11,000
$10,000
$9,000
$8,000
$7,000
9/17/21
12/31/23
$11,700
$11,607
$10,955

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Hedged Nasdaq-100 Fund shares on 9/17/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,700 for the Standard Class shares and to $11,607 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 9/17/21 through 12/31/23. The same $10,000 investment would have increased to $10,955. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 36.82%
Inception (9/17/21)	+ 7.09%
Service Class Shares
One Year	+ 36.33%
Inception (9/17/21)	+ 6.72%
Lincoln Hedged Nasdaq-100 Fund 2
Growth of $10,000 invested 12/17/21 through 12/31/23

Lincoln Hedged Nasdaq-100 Fund 2 - Standard Class
Lincoln Hedged Nasdaq-100 Fund 2 - Service Class
Invesco QQQ Trust SM, Series 1
$11,000
$10,000
$9,000
$8,000
$7,000
$6,000
12/17/21
12/31/23
$10,639
$10,313
$10,239

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Hedged Nasdaq-100 Fund 2 shares on 12/17/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,313 for the Standard Class shares and to $10,239 for the Service Class shares. For comparison, look at how the Invesco QQQ TrustSM, Series 1 did from 12/17/21 through 12/31/23. The same $10,000 investment would have increased to $10,639. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 26.80%
Inception (12/17/21)	+ 1.52%
Service Class Shares
One Year	+ 26.35%
Inception (12/17/21)	+ 1.17%
1. Invesco QQQ TrustSM Series 1 (the “Trust’’) is a unit investment trust that issues securities called Invesco QQQ SharesSM. The Trust holds all of the component securities of the NASDAQ-100 Index® (the “Index”).
2. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
Lincoln Nasdaq-100 Funds-3

Lincoln Nasdaq-100 Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln Nasdaq-100 Buffer Fund Mar
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,064.10	0.62%	$3.23
Service Class Shares	1,000.00	1,062.20	0.97%	5.04
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94
Lincoln Nasdaq-100 Buffer Fund Jun
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,086.00	0.62%	$3.26
Service Class Shares	1,000.00	1,084.00	0.97%	5.10
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94
Lincoln Hedged Nasdaq-100 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,090.80	0.62%	$3.27
Service Class Shares	1,000.00	1,088.90	0.97%	5.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94
Lincoln Nasdaq-100 Funds-4

Lincoln Nasdaq-100 Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Lincoln Hedged Nasdaq-100 Fund 2
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,050.80	0.62%	$3.20
Service Class Shares	1,000.00	1,048.90	0.97%	5.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.40	0.62%	$3.16
Service Class Shares	1,000.00	1,020.30	0.97%	4.94

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln Nasdaq-100 Funds-5

Lincoln Nasdaq-100 Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln Nasdaq-100 Buffer Fund Mar
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	56.61%
Investment Company	56.61%
Equity Fund	56.61%
Unaffiliated Investments	57.95%
Investment Company	2.53%
Money Market Fund	2.53%
Options Purchased	55.42%
Centrally Cleared	55.42%
Call Options	55.31%
Put Option	0.11%
Total Investments	114.56%
Options Written	(13.50%)
Centrally Cleared	(13.50%)
Call Options Written	(13.44%)
Put Option Written	(0.06%)
Liabilities Net of Receivables and Other Assets	(1.06%)
Total Net Assets	100.00%
Lincoln Nasdaq-100 Buffer Fund Jun
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	50.95%
Investment Company	50.95%
Equity Fund	50.95%
Unaffiliated Investments	53.09%
Investment Company	1.99%
Money Market Fund	1.99%
Options Purchased	51.10%
Centrally Cleared	51.10%
Call Options	49.49%
Put Option	1.61%
Total Investments	104.04%
Options Written	(3.24%)
Centrally Cleared	(3.24%)
Call Options Written	(2.61%)
Put Option Written	(0.63%)
Liabilities Net of Receivables and Other Assets	(0.80%)
Total Net Assets	100.00%
Lincoln Hedged Nasdaq-100 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	51.47%
Investment Company	51.47%
Equity Fund	51.47%
Unaffiliated Investments	54.58%
Investment Company	1.10%
Money Market Fund	1.10%
Options Purchased	53.48%
Centrally Cleared	53.48%
Call Options	50.85%
Put Options	2.63%
Total Investments	106.05%
Options Written	(5.21%)
Centrally Cleared	(5.21%)
Call Options	(4.00%)
Put Options Written	(1.21%)
Liabilities Net of Receivables and Other Assets	(0.84%)
Total Net Assets	100.00%
Lincoln Hedged Nasdaq-100 Fund 2
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	50.23%
Investment Company	50.23%
Equity Fund	50.23%
Unaffiliated Investments	54.55%
Investment Company	6.35%
Money Market Fund	6.35%
Options Purchased	48.20%
Centrally Cleared	48.20%
Call Options	44.61%
Put Options	3.59%
Total Investments	104.78%
Options Written	(3.89%)
Centrally Cleared	(3.89%)
Call Options	(2.42%)
Put Options Written	(1.47%)
Liabilities Net of Receivables and Other Assets	(0.89%)
Total Net Assets	100.00%
Lincoln Nasdaq-100 Funds-6

Lincoln Nasdaq-100 Buffer Fund Mar
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–56.61%
INVESTMENT COMPANY–56.61%
Equity Fund–56.61%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	130,879	$1,558,770
Total Affiliated Investment (Cost $1,296,447)		1,558,770
UNAFFILIATED INVESTMENTS–57.95%
INVESTMENT COMPANY–2.53%
Money Market Fund–2.53%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	69,664	69,664
Total Investment Company (Cost $69,664)		69,664

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED–55.42%
CENTRALLY CLEARED–55.42%
Call Options–55.31%
Invesco QQQ TrustSM Series 1 ETF Strike price $9.16, expiration date 3/15/24, notional amount $34,808	38	$1,523,182
Put Options–0.11%
Invesco QQQ TrustSM Series 1 ETF Strike price $305.37, expiration date 3/15/24, notional amount $2,320,812	76	3,096
Total Options Purchased (Cost $1,315,797)		1,526,278
Total Unaffiliated Investments (Cost $1,385,461)		1,595,942

TOTAL INVESTMENTS–114.56% (Cost $2,681,908)	3,154,712

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(13.50)%
CENTRALLY CLEARED–(13.50)%
Call Options–(13.44)%
Invesco QQQ TrustSM Series 1 ETF Strike price $367.73, expiration date 3/15/24, notional amount $(2,794,748)	(76)	(370,160)
Put Options–(0.06)%
Invesco QQQ TrustSM Series 1 ETF Strike price $268.73, expiration date 3/15/24, notional amount $(2,042,348)	(76)	(1,529)
Total Options Written (Premiums received $(181,525))		(371,689)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.06%)		(29,212)
NET ASSETS APPLICABLE TO 258,519 SHARES OUTSTANDING–100.00%		$2,753,811

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-7

Lincoln Nasdaq-100 Buffer Fund Jun
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–50.95%
INVESTMENT COMPANY–50.95%
Equity Fund–50.95%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	165,310	$1,968,838
Total Affiliated Investment (Cost $1,622,152)		1,968,838
UNAFFILIATED INVESTMENTS–53.09%
INVESTMENT COMPANY–1.99%
Money Market Fund–1.99%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	76,735	76,735
Total Investment Company (Cost $76,735)		76,735

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED–51.10%
CENTRALLY CLEARED–51.10%
Call Options–49.49%
Invesco QQQ TrustSM Series 1 ETF Strike price $11.04, expiration date 6/21/24, notional amount $52,992	48	$1,912,672
Put Options–1.61%
Invesco QQQ TrustSM Series 1 ETF Strike price $367.94, expiration date 6/21/24, notional amount $3,532,224	96	62,123
Total Options Purchased (Cost $1,930,090)		1,974,795
Total Unaffiliated Investments (Cost $2,006,825)		2,051,530

TOTAL INVESTMENTS–104.04% (Cost $3,628,977)	4,020,368

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(3.24)%
CENTRALLY CLEARED–(3.24)%
Call Options–(2.61)%
Invesco QQQ TrustSM Series 1 ETF Strike price $440.42, expiration date 6/21/24, notional amount $(4,228,032)	(96)	(100,996)
Put Options–(0.63)%
Invesco QQQ TrustSM Series 1 ETF Strike price $323.79, expiration date 6/21/24, notional amount $(3,108,384)	(96)	(24,296)
Total Options Written (Premiums received $(199,369))		(125,292)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.80%)		(30,807)
NET ASSETS APPLICABLE TO 356,173 SHARES OUTSTANDING–100.00%		$3,864,269

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-8

Lincoln Hedged Nasdaq-100 Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–51.47%
INVESTMENT COMPANY–51.47%
Equity Fund–51.47%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	146,782	$1,748,176
Total Affiliated Investment (Cost $1,408,358)		1,748,176
UNAFFILIATED INVESTMENTS–54.58%
INVESTMENT COMPANY–1.10%
Money Market Fund–1.10%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	37,356	37,356
Total Investment Company (Cost $37,356)		37,356

	Number of Contracts

OPTIONS PURCHASED–53.48%
CENTRALLY CLEARED–53.48%
Call Options–50.85%
Invesco QQQ TrustSM Series 1 ETF Strike price $7.42, expiration date 3/15/24, notional amount $8,162	11	442,813
Invesco QQQ TrustSM Series 1 ETF Strike price $7.42, expiration date 6/21/24, notional amount $8,162	11	442,200
Invesco QQQ TrustSM Series 1 ETF Strike price $7.42, expiration date 9/20/24, notional amount $8,162	11	441,694
	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED (continued)
CENTRALLY CLEARED (continued)
Call Options (continued)
Invesco QQQ TrustSM Series 1 ETF Strike price $8.11, expiration date 12/20/24, notional amount $8,110	10	$400,340
		1,727,047
Put Options–2.63%
Invesco QQQ TrustSM Series 1 ETF Strike price $370.82, expiration date 9/20/24, notional amount $815,804	22	23,288
Invesco QQQ TrustSM Series 1 ETF Strike price $370.81, expiration date 6/21/24, notional amount $815,782	22	15,144
Invesco QQQ TrustSM Series 1 ETF Strike price $370.81, expiration date 3/15/24, notional amount $815,782	22	5,434
Invesco QQQ TrustSM Series 1 ETF Strike price $405.34, expiration date 12/20/24, notional amount $810,680	20	45,336
		89,202
Total Options Purchased (Cost $1,767,027)		1,816,249
Total Unaffiliated Investments (Cost $1,804,383)		1,853,605

TOTAL INVESTMENTS–106.05% (Cost $3,212,741)	3,601,781

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(5.21)%
CENTRALLY CLEARED–(5.21)%
Call Options–(4.00)%
Invesco QQQ TrustSM Series 1 ETF Strike price $446.08, expiration date 9/20/24, notional amount $(981,376)	(22)	(34,036)
Invesco QQQ TrustSM Series 1 ETF Strike price $404.18, expiration date 3/15/24, notional amount $(889,196)	(22)	(41,056)
Invesco QQQ TrustSM Series 1 ETF Strike price $425.13, expiration date 6/21/24, notional amount $(935,286)	(22)	(37,721)
Invesco QQQ TrustSM Series 1 ETF Strike price $477.09, expiration date 12/20/24, notional amount $(954,180)	(20)	(22,996)
(135,809)
Put Options–(1.21)%
Invesco QQQ TrustSM Series 1 ETF Strike price $326.31, expiration date 3/15/24, notional amount $(717,882)	(22)	(1,444)
Lincoln Nasdaq-100 Funds-9

Lincoln Hedged Nasdaq-100 Fund
Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
CENTRALLY CLEARED (continued)
Put Options (continued)
Invesco QQQ TrustSM Series 1 ETF Strike price $326.31, expiration date 6/21/24, notional amount $(717,882)	(22)	$(5,867)
Invesco QQQ TrustSM Series 1 ETF Strike price $326.31, expiration date 9/20/24, notional amount $(717,882)	(22)	(10,826)
Invesco QQQ TrustSM Series 1 ETF Strike price $356.70, expiration date 12/20/24, notional amount $(713,400)	(20)	(22,835)
(40,972)
Total Options Written (Premiums received $(161,028))		(176,781)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.84%)		(28,725)
NET ASSETS APPLICABLE TO 326,660 SHARES OUTSTANDING–100.00%		$3,396,275

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-10

Lincoln Hedged Nasdaq-100 Fund 2
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–50.23%
INVESTMENT COMPANY–50.23%
Equity Fund–50.23%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA Nasdaq-100 Index Fund	136,481	$1,625,488
Total Affiliated Investment (Cost $1,394,400)		1,625,488
UNAFFILIATED INVESTMENTS–54.55%
INVESTMENT COMPANY–6.35%
Money Market Fund–6.35%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	205,508	205,508
Total Investment Company (Cost $205,508)		205,508

	Number of Contracts

OPTIONS PURCHASED–48.20%
CENTRALLY CLEARED–48.20%
Call Options–44.61%
Invesco QQQ TrustSM Series 1 ETF Strike price $8.15, expiration date 3/15/24, notional amount $7,335	9	361,652
Invesco QQQ TrustSM Series 1 ETF Strike price $8.15, expiration date 6/21/24, notional amount $7,335	9	361,160
Invesco QQQ TrustSM Series 1 ETF Strike price $8.15, expiration date 9/20/24, notional amount $7,335	9	360,753
	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED (continued)
CENTRALLY CLEARED (continued)
Call Options (continued)
Invesco QQQ TrustSM Series 1 ETF Strike price $8.15, expiration date 12/20/24, notional amount $7,335	9	$360,272
		1,443,837
Put Options–3.59%
Invesco QQQ TrustSM Series 1 ETF Strike price $405.35, expiration date 3/15/24, notional amount $729,630	18	15,418
Invesco QQQ TrustSM Series 1 ETF Strike price $405.35, expiration date 6/21/24, notional amount $729,630	18	26,080
Invesco QQQ TrustSM Series 1 ETF Strike price $405.35, expiration date 9/20/24, notional amount $729,630	18	33,770
Invesco QQQ TrustSM Series 1 ETF Strike price $405.35, expiration date 12/20/24, notional amount $729,630	18	40,808
		116,076
Total Options Purchased (Cost $1,552,121)		1,559,913
Total Unaffiliated Investments (Cost $1,757,629)		1,765,421

TOTAL INVESTMENTS–104.78% (Cost $3,152,029)	3,390,909

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(3.89)%
CENTRALLY CLEARED–(3.89)%
Call Options–(2.42)%
Invesco QQQ TrustSM Series 1 ETF Strike price $477.10, expiration date 12/20/24, notional amount $(858,780)	(18)	(20,691)
Invesco QQQ TrustSM Series 1 ETF Strike price $458.03, expiration date 9/20/24, notional amount $(824,454)	(18)	(20,273)
Invesco QQQ TrustSM Series 1 ETF Strike price $419.53, expiration date 3/15/24, notional amount $(755,154)	(18)	(17,380)
Invesco QQQ TrustSM Series 1 ETF Strike price $438.98, expiration date 6/21/24, notional amount $(790,164)	(18)	(19,895)
(78,239)
Put Options–(1.47)%
Invesco QQQ TrustSM Series 1 ETF Strike price $356.71, expiration date 3/15/24, notional amount $(642,078)	(18)	(2,791)
Lincoln Nasdaq-100 Funds-11

Lincoln Hedged Nasdaq-100 Fund 2
Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
CENTRALLY CLEARED (continued)
Put Options (continued)
Invesco QQQ TrustSM Series 1 ETF Strike price $356.71, expiration date 6/21/24, notional amount $(642,078)	(18)	$(9,149)
Invesco QQQ TrustSM Series 1 ETF Strike price $356.71, expiration date 12/20/24, notional amount $(642,078)	(18)	(20,554)
Invesco QQQ TrustSM Series 1 ETF Strike price $356.71, expiration date 9/20/24, notional amount $(642,078)	(18)	(15,003)
(47,497)
Total Options Written (Premiums received $(115,309))		(125,736)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.89%)		(29,095)
NET ASSETS APPLICABLE TO 318,940 SHARES OUTSTANDING–100.00%		$3,236,078

✧✧Standard Class shares.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-12

Lincoln Nasdaq-100 Funds
Statements of Assets and Liabilities
December 31, 2023
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
ASSETS:
Unaffiliated investments, at value	$1,595,942	$2,051,530	$1,853,605	$1,765,421
Affiliated investments, at value	1,558,770	1,968,838	1,748,176	1,625,488
Expense reimbursement receivable from Lincoln Financial Investments Corporation	9,333	8,910	10,836	9,834
Dividends and interest receivable	345	381	210	586
Prepaid expenses	12	16	16	13
TOTAL ASSETS	3,164,402	4,029,675	3,612,843	3,401,342
LIABILITIES:
Options written, at value	371,689	125,292	176,781	125,736
Payable for audit fee	22,052	22,052	22,052	22,052
Payable for fund accounting fee	12,078	12,078	12,078	12,078
Other accrued expenses payable	3,139	3,297	3,460	3,415
Due to manager and affiliates	1,618	2,255	2,028	1,911
Payable for fund shares redeemed	15	432	169	72
TOTAL LIABILITIES	410,591	165,406	216,568	165,264
TOTAL NET ASSETS	$2,753,811	$3,864,269	$3,396,275	$3,236,078
Unaffiliated investments, at cost	$1,385,461	$2,006,825	$1,804,383	$1,757,629
Affiliated investments, at cost	1,296,447	1,622,152	1,408,358	1,394,400
Options written, premiums received	(181,525)	(199,369)	(161,028)	(115,309)
Standard Class:
Net Assets	$11,578	$12,052	$11,700	$10,313
Shares Outstanding	1,083	1,103	1,121	1,017
Net Asset Value Per Share	$10.693	$10.931	$10.440	$10.141
Service Class:
Net Assets	$2,742,233	$3,852,217	$3,384,575	$3,225,765
Shares Outstanding	257,436	355,070	325,539	317,923
Net Asset Value Per Share	$10.652	$10.849	$10.397	$10.146
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$2,493,946	$3,614,650	$3,304,055	$3,245,605
Distributable earnings/(accumulated loss)	259,865	249,619	92,220	(9,527)
TOTAL NET ASSETS	$2,753,811	$3,864,269	$3,396,275	$3,236,078
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-13

Lincoln Nasdaq-100 Funds
Statements of Operations
Year Ended December 31, 2023
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
INVESTMENT INCOME:
Dividends from affiliated investments	$6,600	$8,335	$7,369	$8,166
Dividends from unaffiliated investments	3,020	4,234	3,046	4,669
	9,620	12,569	10,415	12,835
EXPENSES:
Accounting and administration expenses	36,511	36,544	36,553	36,229
Professional fees	36,145	36,163	36,163	36,091
Management fees	13,847	17,438	17,758	15,016
Distribution fees-Service Class	8,775	11,059	11,264	9,522
Reports and statements to shareholders	5,947	5,543	13,269	4,209
Consulting fees	2,226	2,226	2,226	2,223
Pricing fees	1,320	1,320	1,321	1,320
Shareholder servicing fees	730	920	936	792
Trustees’ fees and expenses	92	111	117	85
Index fees	85	—	66	93
Custodian fees	19	112	747	655
Other	3,588	3,288	3,789	3,079
	109,285	114,724	124,209	109,314
Less:
Management fees waived	(5,791)	(7,292)	(7,426)	(6,279)
Expenses reimbursed	(79,110)	(76,716)	(85,501)	(76,586)
Total operating expenses	24,384	30,716	31,282	26,449
NET INVESTMENT LOSS	(14,764)	(18,147)	(20,867)	(13,614)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(20,237)	7,325	(79,337)	9,333
Options purchased	(76,059)	172,422	152,109	353,821
Options written	207,222	(61,285)	125,951	(343,511)
Net realized gain	110,926	118,462	198,723	19,643
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	564,272	650,748	748,874	590,033
Options purchased	159,091	140,359	115,952	27,834
Options written	(115,871)	(62,337)	(79,646)	(27,581)
Net change in unrealized appreciation (depreciation)	607,492	728,770	785,180	590,286
NET REALIZED AND UNREALIZED GAIN	718,418	847,232	983,903	609,929
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$703,654	$829,085	$963,036	$596,315
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-14

Lincoln Nasdaq-100 Funds
Statements of Changes in Net Assets
	Lincoln Nasdaq-100 Buffer Fund Mar		Lincoln Nasdaq-100 Buffer Fund Jun		Lincoln Hedged Nasdaq-100 Fund
	Year Ended	3/18/22* to	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(14,764)	$(10,836)	$(18,147)	$(16,385)	$(20,867)	$(15,186)
Net realized gain	110,926	16,407	118,462	37,509	198,723	26,531
Net change in unrealized appreciation (depreciation)	607,492	(324,852)	728,770	(398,053)	785,180	(471,012)
Net increase (decrease) in net assets resulting from operations	703,654	(319,281)	829,085	(376,929)	963,036	(459,667)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(499)	(51)	(396)	(510)	(968)	(179)
Service Class	(118,436)	(7,424)	(126,271)	(136,862)	(272,699)	(55,674)
Return of capital:
Standard Class	(320)	(1)	—	—	—	—
Service Class	(76,317)	(316)	—	—	—	—
	(195,572)	(7,792)	(126,667)	(137,372)	(273,667)	(55,853)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	10,000	—	—	—	—
Service Class	67,528	2,634,745	636,266	585,760	866,262	757,355
Reinvestment of dividends and distributions:
Standard Class	819	52	396	510	968	179
Service Class	194,753	7,740	126,271	136,862	272,699	55,674
	263,100	2,652,537	762,933	723,132	1,139,929	813,208
Cost of shares redeemed:
Service Class	(341,737)	(1,098)	(50,401)	(175,340)	(1,100,391)	(60,108)
	(341,737)	(1,098)	(50,401)	(175,340)	(1,100,391)	(60,108)
Increase (decrease) in net assets derived from capital share transactions	(78,637)	2,651,439	712,532	547,792	39,538	753,100
NET INCREASE IN NET ASSETS	429,445	2,324,366	1,414,950	33,491	728,907	237,580
NET ASSETS:
Beginning of year	2,324,366	—	2,449,319	2,415,828	2,667,368	2,429,788
End of year	$2,753,811	$2,324,366	$3,864,269	$2,449,319	$3,396,275	$2,667,368

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-15

Lincoln Nasdaq-100 Funds
Statements of Changes in Net Assets (continued)
	Lincoln Hedged Nasdaq-100 Fund 2
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(13,614)	$(22,442)
Net realized gain (loss)	19,643	(222,253)
Net change in unrealized appreciation (depreciation)	590,286	(407,871)
Net increase (decrease) in net assets resulting from operations	596,315	(652,566)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(31)	(61)
Service Class	(319)	(4,265)
Return of capital:
Standard Class	—	(50)
Service Class	—	(16,335)
	(350)	(20,711)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	—
Service Class	495,149	1,274,297
Reinvestment of dividends and distributions:
Standard Class	31	111
Service Class	319	20,600
	495,499	1,295,008
Cost of shares redeemed:
Service Class	(52,686)	(1,109,840)
	(52,686)	(1,109,840)
Increase in net assets derived from capital share transactions	442,813	185,168
NET INCREASE (DECREASE) IN NET ASSETS	1,038,778	(488,109)
NET ASSETS:
Beginning of year	2,197,300	2,685,409
End of year	$3,236,078	$2,197,300
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-16

Lincoln Nasdaq-100 Buffer Fund Mar
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar Standard Class
	Year Ended 12/31/23	3/18/22[1] to 12/31/22

Net asset value, beginning of period	$8.640	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.026)	(0.020)
Net realized and unrealized gain (loss)	2.893	(1.288)
Total from investment operations	2.867	(1.308)
Less dividends and distributions from:
Net investment income	—	(0.036)
Net realized gain	(0.497)	(0.015)
Return of capital	(0.317)	(0.001)
Total dividends and distributions	(0.814)	(0.052)
Net asset value, end of period	$10.693	$8.640
Total return[3]	33.19%	(13.07% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$9
Ratio of expenses to average net assets[4]	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.99%	5.17%
Ratio of net investment income (loss) to average net assets	(0.23% )	(0.28% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.60% )	(4.83% )
Portfolio turnover	9%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-17

Lincoln Nasdaq-100 Buffer Fund Mar
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar Service Class
	Year Ended 12/31/23	3/18/22[1] to 12/31/22

Net asset value, beginning of period	$8.639	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.061)	(0.046)
Net realized and unrealized gain (loss)	2.888	(1.286)
Total from investment operations	2.827	(1.332)
Less dividends and distributions from:
Net investment income	—	(0.013)
Net realized gain	(0.497)	(0.015)
Return of capital	(0.317)	(0.001)
Total dividends and distributions	(0.814)	(0.029)
Net asset value, end of period	$10.652	$8.639
Total return[3]	32.73%	(13.31% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,742	$2,316
Ratio of expenses to average net assets[4]	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.34%	5.52%
Ratio of net investment income (loss) to average net assets	(0.58% )	(0.63% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.95% )	(5.18% )
Portfolio turnover	9%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-18

Lincoln Nasdaq-100 Buffer Fund Jun
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun Standard Class
	Year Ended		6/18/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.559	$10.591	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.022)	(0.032)	(0.023)
Net realized and unrealized gain (loss)	2.762	(1.493)	0.668
Total from investment operations	2.740	(1.525)	0.645
Less dividends and distributions from:
Net investment income	—	—	(0.054)
Net realized gain	(0.368)	(0.507)	—
Total dividends and distributions	(0.368)	(0.507)	(0.054)
Net asset value, end of period	$10.931	$8.559	$10.591
Total return[3]	32.13%	(14.32% )	6.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$9	$11
Ratio of expenses to average net assets[4]	0.62%	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.27%	4.30%	5.97%
Ratio of net investment income (loss) to average net assets	(0.22% )	(0.32% )	(0.45% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.87% )	(4.00% )	(5.80% )
Portfolio turnover	7%	5%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-19

Lincoln Nasdaq-100 Buffer Fund Jun
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Nasdaq-100 Buffer Fund Jun Service Class
	Year Ended		6/18/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.527	$10.590	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.058)	(0.065)	(0.045)
Net realized and unrealized gain (loss)	2.748	(1.491)	0.670
Total from investment operations	2.690	(1.556)	0.625
Less dividends and distributions from:
Net investment income	—	—	(0.035)
Net realized gain	(0.368)	(0.507)	—
Total dividends and distributions	(0.368)	(0.507)	(0.035)
Net asset value, end of period	$10.849	$8.527	$10.590
Total return[3]	31.67%	(14.61% )	6.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,852	$2,440	$2,405
Ratio of expenses to average net assets[4]	0.97%	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.62%	4.65%	6.32%
Ratio of net investment income (loss) to average net assets	(0.57% )	(0.67% )	(0.80% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.22% )	(4.35% )	(6.15% )
Portfolio turnover	7%	5%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-20

Lincoln Hedged Nasdaq-100 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged Nasdaq-100 Fund Standard Class
	Year Ended		9/17/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.317	$10.254	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.029)	(0.028)	(0.009)
Net realized and unrealized gain (loss)	3.080	(1.732)	0.328
Total from investment operations	3.051	(1.760)	0.319
Less dividends and distributions from:
Net investment income	(0.037)	—	(0.065)
Net realized gain	(0.891)	(0.177)	—
Total dividends and distributions	(0.928)	(0.177)	(0.065)
Net asset value, end of period	$10.440	$8.317	$10.254
Total return[3]	36.82%	(17.13% )	3.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$9	$10
Ratio of expenses to average net assets[4]	0.62%	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.50%	4.69%	6.50%
Ratio of net investment income (loss) to average net assets	(0.30% )	(0.30% )	(0.31% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.18% )	(4.37% )	(6.19% )
Portfolio turnover	38%	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-21

Lincoln Hedged Nasdaq-100 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged Nasdaq-100 Fund Service Class
	Year Ended		9/17/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.288	$10.253	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.064)	(0.060)	(0.020)
Net realized and unrealized gain (loss)	3.064	(1.728)	0.328
Total from investment operations	3.000	(1.788)	0.308
Less dividends and distributions from:
Net investment income	—	—	(0.055)
Net realized gain	(0.891)	(0.177)	—
Total dividends and distributions	(0.891)	(0.177)	(0.055)
Net asset value, end of period	$10.397	$8.288	$10.253
Total return[3]	36.33%	(17.41% )	3.08%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,385	$2,659	$2,419
Ratio of expenses to average net assets[4]	0.97%	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.85%	5.04%	6.85%
Ratio of net investment income (loss) to average net assets	(0.65% )	(0.65% )	(0.66% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.53% )	(4.72% )	(6.54% )
Portfolio turnover	38%	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-22

Lincoln Hedged Nasdaq-100 Fund 2
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged Nasdaq-100 Fund 2 Standard Class
	Year Ended		12/17/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.022	$10.179	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.017)	(0.037)	—
Net realized and unrealized gain (loss)	2.167	(2.010)	0.179
Total from investment operations	2.150	(2.047)	0.179
Less dividends and distributions from:
Net investment income	(0.031)	(0.048)	—
Net realized gain	—	(0.012)	—
Return of capital	—	(0.050)	—
Total dividends and distributions	(0.031)	(0.110)	—
Net asset value, end of period	$10.141	$8.022	$10.179
Total return[3]	26.80%	(20.10% )	1.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$8	$10
Ratio of expenses to average net assets[4]	0.62%	0.62%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.66%	3.92%	22.27%
Ratio of net investment income (loss) to average net assets	(0.15% )	(0.42% )	(0.62% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.19% )	(3.72% )	(22.27% )
Portfolio turnover	20%	33%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-23

Lincoln Hedged Nasdaq-100 Fund 2
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged Nasdaq-100 Fund 2 Service Class
	Year Ended		12/17/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.031	$10.178	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.047)	(0.069)	(0.005)
Net realized and unrealized gain (loss)	2.163	(2.006)	0.183
Total from investment operations	2.116	(2.075)	0.178
Less dividends and distributions from:
Net investment income	(0.001)	(0.010)	—
Net realized gain	—	(0.012)	—
Return of capital	—	(0.050)	—
Total dividends and distributions	(0.001)	(0.072)	—
Net asset value, end of period	$10.146	$8.031	$10.178
Total return[3]	26.35%	(20.38% )	1.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,226	$2,189	$2,675
Ratio of expenses to average net assets[4]	0.97%	0.97%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	4.01%	4.27%	22.62%
Ratio of net investment income (loss) to average net assets	(0.50% )	(0.77% )	(0.97% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(3.54% )	(4.07% )	(22.62% )
Portfolio turnover	20%	33%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Nasdaq-100 Funds-24

Lincoln Nasdaq-100 Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln Nasdaq-100 Buffer Fund Mar, Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Hedged Nasdaq-100 Fund (formerly, Lincoln Nasdaq-100 Buffer Fund Sep) and Lincoln Hedged Nasdaq-100 Fund 2 (formerly, Lincoln Nasdaq-100 Buffer Fund Dec) (each, a Fund, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests about half of its assets in open-end investment companies, primarily the LVIP SSGA Nasdaq-100 Index Fund. Each Fund is advised by Lincoln Financial Investments Corporation (LFI) (formerly, Lincoln Investment Advisors Corporation (LIAC)). The LVIP SSGA Nasdaq-100 Index Fund, which is sub-advised by an unaffiliated adviser, invests primarily in the securities that make up the Nasdaq-100 Index and money market instruments. A significant portion of the Underlying Fund employs a passive investment style (i.e., index fund). In addition to investment companies, the Funds may invest in individual securities, such as money market instruments and FLexible EXchange®Options (“FLEX Options”). Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the Lincoln Nasdaq-100 Buffer Fund Mar and Lincoln Nasdaq-100 Buffer Fund Jun is to seek over a specified annual period (an “Outcome Period”), to provide returns that track the price return of the Invesco QQQ TrustSM, Series 1 up to a cap, while providing a buffer against losses.
The investment objective of the Lincoln Hedged Nasdaq-100 fund and Lincoln Hedged Nasdaq-100 Fund 2 is to seek long term growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   FLexible EXchange® Options (“FLEX Options”) are valued based on the transaction prices executed by the Funds' sub-adviser, except on days in which the sub-adviser does not trade FLEX Options; on the days the sub-adviser does not trade FLEX Options, FLEX Options are valued using evaluated prices obtained from an approved pricing vendor.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2021- December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
Lincoln Nasdaq-100 Funds-25

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.55% of each Fund’s average daily net assets. LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.23% on first $50 million and 0.00% over $50 million of each Fund’s average daily net assets. This agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
LFI has contractually agreed to reimburse the Fund to the extent that each Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.62% of average daily net assets for the Standard Class and 0.97% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2025 and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2024	2025	2026	Total
Lincoln Nasdaq-100 Buffer Fund Mar	$—	$75,094	$79,110	$154,204
Lincoln Nasdaq-100 Buffer Fund Jun	$64,572	$84,237	$76,716	$225,525
Lincoln Hedged Nasdaq-100 Fund	$37,834	$89,164	$85,501	$212,499
Lincoln Hedged Nasdaq-100 Fund 2	$22,173	$89,267	$76,586	$188,026
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' defined outcome strategy. For these services, LFI, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Administrative	$201	$248	$256	$214
Legal	33	41	42	35
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Printing and mailing	$3	$5	$5	$—
Lincoln Nasdaq-100 Funds-26

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, each Fund had receivables due from and liabilities payable to affiliates as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Expense reimbursement receivable due from LFI	$9,333	$8,910	$10,836	$9,834
Management fees payable to LFI	742	1,034	930	876
Distribution fees payable to LFD	809	1,127	1,014	955
Shareholder servicing fees payable to Lincoln Life	67	94	84	80
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2023, Lincoln Life directly owned the following percentages of each fund:
Lincoln Life
Lincoln Nasdaq-100 Buffer Fund Mar	94.01%
Lincoln Nasdaq-100 Buffer Fund Jun	69.56%
Lincoln Hedged Nasdaq-100 Fund	76.90%
Lincoln Hedged Nasdaq-100 Fund 2	71.20%
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2023, were as follows:
Lincoln Nasdaq-100 Buffer Fund Mar
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-56.61%@
Equity Fund-56.61%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$1,008,976	$127,867	$122,108	$(20,237)	$564,272	$1,558,770	130,879	$6,600	$—

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln Nasdaq-100 Buffer Fund Jun
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-50.95%@
Equity Fund-50.95%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$1,191,262	$300,483	$180,980	$7,325	$650,748	$1,968,838	165,310	$8,335	$—

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln Nasdaq-100 Funds-27

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Hedged Nasdaq-100 Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-51.47%@
Equity Fund-51.47%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$1,274,696	$435,637	$631,694	$(79,337)	$748,874	$1,748,176	146,782	$7,369	$—

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln Hedged Nasdaq-100 Fund 2
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-50.23%@
Equity Fund-50.23%@
✧✧LVIP SSGA Nasdaq-100 Index Fund	$1,062,969	$263,173	$300,020	$9,333	$590,033	$1,625,488	136,481	$8,166	$—

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Purchases	$127,867	$1,989,480	$1,366,408	$661,075
Sales	122,108	180,980	673,335	300,020
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Cost of investments and derivatives	$2,681,908	$3,649,203	$3,240,841	$3,218,719
Aggregate unrealized appreciation of investments and derivatives	$778,030	$1,083,042	$490,852	$186,403
Aggregate unrealized depreciation of investments and derivatives	(495,390)	(637,800)	(145,665)	(24,640)
Net unrealized appreciation of investments and derivatives	$282,640	$445,242	$345,187	$161,763
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for
Lincoln Nasdaq-100 Funds-28

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Lincoln Nasdaq-100 Buffer Fund Mar
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,558,770	$—	$—	$1,558,770
Unaffiliated Investment Company	69,664	—	—	69,664
Options Purchased	—	1,526,278	—	1,526,278
Total Investments	$1,628,434	$1,526,278	$—	$3,154,712
Derivatives:
Liabilities:
Options Written	$—	$(371,689)	$—	$(371,689)
There were no Level 3 investments at the end of the period.
Lincoln Nasdaq-100 Buffer Fund Jun
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,968,838	$—	$—	$1,968,838
Unaffiliated Investment Company	76,735	—	—	76,735
Options Purchased	—	1,974,795	—	1,974,795
Total Investments	$2,045,573	$1,974,795	$—	$4,020,368
Derivatives:
Liabilities:
Options Written	$—	$(125,292)	$—	$(125,292)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Hedged Nasdaq-100 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,748,176	$—	$—	$1,748,176
Unaffiliated Investment Company	37,356	—	—	37,356
Options Purchased	—	1,816,249	—	1,816,249
Total Investments	$1,785,532	$1,816,249	$—	$3,601,781
Derivatives:
Liabilities:
Options Written	$—	$(176,781)	$—	$(176,781)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Nasdaq-100 Funds-29

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln Hedged Nasdaq-100 Fund 2
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,625,488	$—	$—	$1,625,488
Unaffiliated Investment Company	205,508	—	—	205,508
Options Purchased	—	1,559,913	—	1,559,913
Total Investments	$1,830,996	$1,559,913	$—	$3,390,909
Derivatives:
Liabilities:
Options Written	$—	$(125,736)	$—	$(125,736)
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and straddles.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Year ended December 31, 2023
Ordinary income	$118,935	$119,343	$273,667	$350
Long-term capital gains	—	7,324	—	—
Return of capital	76,637	—	—	—
Total	$195,572	$126,667	$273,667	$350
Year ended December 31, 2022
Ordinary income	$3,464	$132,200	$51,486	$1,348
Long-term capital gains	4,011	5,172	4,367	2,978
Return of capital	317	—	—	16,385
Total	$7,792	$137,372	$55,853	$20,711
In addition, each Fund declared a consent dividend for the year ended December 31, 2023 as follows; Lincoln Nasdaq-100 Buffer Fund Jun $73,249 and Lincoln Hedged Nasdaq-100 Fund $140,748.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Undistributed ordinary income	$—	$275,057	$138,376	$5,809
Undistributed long-term capital gains	—	—	—	9,303
Other temporary differences	(22,775)	(470,680)	(391,343)	(186,402)
Net unrealized appreciation	282,640	445,242	345,187	161,763
Distributable earnings/(accumulated loss)	$259,865	$249,619	$92,220	$(9,527)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Funds recorded the following permanent reclassifications primarily related to consent dividend and rounding:
Lincoln Nasdaq-100 Funds-30

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund
Distributable Earnings/(Accumulated Loss)	$(1)	$(73,249)	$(140,748)
Paid-in capital	1	73,249	140,748
At December 31, 2023, the Funds had no capital loss carryforwards for federal income tax purposes.
In 2023, the Funds had utilized the following capital loss carryforwards:
	Lincoln Nasdaq-100 Buffer Fund Mar	Lincoln Nasdaq-100 Buffer Fund Jun	Lincoln Hedged Nasdaq-100 Fund	Lincoln Hedged Nasdaq-100 Fund 2
Capital loss carryforward utilized	$—	$—	$—	$145,970
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln Nasdaq-100 Buffer Fund Mar		Lincoln Nasdaq-100 Buffer Fund Jun		Lincoln Hedged Nasdaq-100 Fund
	Year Ended	3/18/22* to	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	—	1,000	—	—	—	—
Service Class	6,046	267,248	61,801	61,425	90,934	85,062
Shares reinvested:
Standard Class	77	6	37	61	93	22
Service Class	18,285	914	11,850	16,314	26,175	6,830
	24,408	269,168	73,688	77,800	117,202	91,914
Shares redeemed:
Standard Class	—	—	—	—	—	—
Service Class	(34,935)	(122)	(4,751)	(18,687)	(112,384)	(7,049)
	(34,935)	(122)	(4,751)	(18,687)	(112,384)	(7,049)
Net increase (decrease)	(10,527)	269,046	68,937	59,113	4,818	84,865

*	Date of commencement of operations.

	Lincoln Hedged Nasdaq-100 Fund 2
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	—	—
Service Class	50,776	137,324
Shares reinvested:
Standard Class	3	14
Service Class	31	2,576
	50,810	139,914
Shares redeemed:
Standard Class	—	—
Service Class	(5,482)	(130,145)
	(5,482)	(130,145)
Net increase (decrease)	45,328	9,769
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are
Lincoln Nasdaq-100 Funds-31

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Options Contracts–During the year ended December 31, 2023, the Funds entered into options contracts in the normal course of pursuing its investment objective and strategies. The Funds may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds' exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Funds' overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Funds may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When a Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When a Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Funds are subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Funds are subject to counterparty risk.
During the year ended December 31, 2023, the Funds used options contracts to adjust the Funds overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln Nasdaq-100 Buffer Fund Mar
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,526,278	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(371,689)
Total		$1,526,278		$(371,689)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(76,059)	$159,091
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	207,222	(115,871)
Total		$131,163	$43,220
Lincoln Nasdaq-100 Funds-32

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln Nasdaq-100 Buffer Fund Jun
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,974,795	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(125,292)
Total		$1,974,795		$(125,292)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$172,422	$140,359
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(61,285)	(62,337)
Total		$111,137	$78,022
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln Hedged Nasdaq-100 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,816,249	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(176,781)
Total		$1,816,249		$(176,781)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$152,109	$115,952
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	125,951	(79,646)
Total		$278,060	$36,306
Lincoln Nasdaq-100 Funds-33

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln Hedged Nasdaq-100 Fund 2
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,559,913	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(125,736)
Total		$1,559,913		$(125,736)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$353,821	$27,834
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(343,511)	(27,581)
Total		$10,310	$253
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
	Options Contracts (Average Value)	Options Contracts (Average Value)
Lincoln Nasdaq-100 Buffer Fund Mar	$1,417,058	$223,368
Lincoln Nasdaq-100 Buffer Fund Jun	1,649,645	111,376
Lincoln Hedged Nasdaq-100 Fund	1,719,924	139,945
Lincoln Hedged Nasdaq-100 Fund 2	1,461,212	241,639
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
Lincoln Nasdaq-100 Funds-34

Lincoln Nasdaq-100 Funds
Notes to Financial Statements (continued)
11. Subsequent Events
At a meeting held June 6-7, 2023, the Funds Board approved a proposal to change each Fund’s name as noted in the chart below:
New Fund Name	Former Fund Name	Effective Date
Lincoln Hedged Nasdaq-100 Fund 4	Lincoln Nasdaq-100 Buffer Fund Jun	June 14, 2024
Lincoln Hedged Nasdaq-100 Fund 3	Lincoln Nasdaq-100 Buffer Fund Mar	March 15, 2024
Each Fund will have a new investment objective and principal investment strategy effective on the date of the name change. Each Fund’s investment objective will be to seek long-term growth of capital.
Management has determined that no additional events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
Lincoln Nasdaq-100 Funds-35

Report of Independent Registered Public Accounting Firm
To the Shareholders of Lincoln Nasdaq–100 Buffer Fund Jun, Lincoln Hedged Nasdaq-100 Fund, Lincoln Hedged Nasdaq-100 Fund 2 and Lincoln Nasdaq-100 Buffer Fund Mar and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Lincoln Nasdaq-100 Buffer Fund Jun, Lincoln Hedged Nasdaq-100 Fund (formerly Lincoln Nasdaq-100 Buffer Fund Sep), Lincoln Hedged Nasdaq-100 Fund 2 (formerly Lincoln Nasdaq-100 Buffer Fund Dec) and Lincoln Nasdaq-100 Buffer Mar (collectively referred to as the “Funds”) (four of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (four of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
Lincoln Nasdaq-100 Buffer Fund Jun	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023 and period from June 18, 2021 (commencement of operations) through December 31, 2021
Lincoln Hedged Nasdaq-100 Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023 and period from September 17, 2021 (commencement of operations) through December 31, 2021
Lincoln Hedged Nasdaq-100 Fund 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31, 2023	For each of the two years in the period ended December 31, 2023 and period from December 17, 2021 (commencement of operations) through December 31, 2021
Lincoln Nasdaq-100 Buffer Fund Mar	For the year ended December 31, 2023	For the year ended December 31, 2023 and period from March 18, 2022 (commencement of operations) through December 31, 2022	For the year ended December 31, 2023 and period from March 18, 2022 (commencement of operations) through December 31, 2022
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023,
Lincoln Nasdaq-100 Funds–36

Report of Independent Registered Public Accounting Firm
by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
Lincoln Nasdaq-100 Funds–37

Lincoln Nasdaq-100 Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc., an independent provider of investment company data, and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadviser provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  The Board considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
The Board noted that it had approved changes (to become effective upon the closing of each Fund’s current outcome period) to each Fund’s name and principal investment strategy. The changes would transition the Fund from employing a defined outcome strategy that seeks to produce investment outcomes over a one-year period based on the return of an Underlying ETF to employing a hedged equity strategy, which will continue to utilize a combination of FLEX Options and an LVIP Index Fund to track the performance of the Underlying ETF. The Board concluded that the services provided by LFI were satisfactory.
Performance.The Board considered that each Fund has a limited performance history.The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2023.  The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LFI actively monitors the Funds’ performance through quarterly reports and works with the Investment Committee of the Board in analyzing performance issues. The Board noted management’s representation that each Fund was performing as expected and for the Fund that had completed a defined outcome period, that the Fund had achieved the predefined investment outcome.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to Milliman Financial Risk Management LLC (“Milliman”).  The Board noted the ongoing oversight activities performed by LFI, including review of returns, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored Milliman’s investment performance.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund.  The Board considered that LFI had implemented a partial advisory fee waiver for each Fund through April 30, 2024.  The Board noted that the net investment management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee was reasonable.
Lincoln Nasdaq-100 Funds-38

Lincoln Nasdaq-100 Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board also considered that LFI had implemented an advisory fee waiver on assets up to $50 million and an expense limitation for each Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the backgrounds of the investment professionals servicing the Funds and the reputation, resources and investment approach of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. With respect to performance, the Board considered that each Fund had a limited performance history. The Board also considered that Milliman’s responsibility was to implement the stated investment strategy for each Fund and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the strategy. The Board also considered that the strategy was designed to buffer the Funds from losses and produce returns that track those of the Underlying ETF up to the cap.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds.  The Board concluded that the services provided by Milliman were satisfactory.
Sub-Advisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule for Milliman and considered that the sub-advisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party, and that LFI would compensate Milliman from its fees.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board noted that the proposed sub-advisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party, and that LFI would compensate Milliman from its fees.  The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume, among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
Lincoln Nasdaq-100 Funds-39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

Lincoln Nasdaq-100 Funds-40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
Lincoln Nasdaq-100 Funds-41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

Lincoln Nasdaq-100 Funds-42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Lincoln Nasdaq-100 Funds-43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln Nasdaq-100 Funds-44

Lincoln Opportunistic Hedged Equity Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

Lincoln Opportunistic Hedged Equity Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln Opportunistic Hedged Equity Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 0.92% (Standard Class shares with distributions reinvested) for the period December 13, 2023* to December 31, 2023, while its composite benchmark, the Lincoln Opportunistic Hedged Equity Composite1, returned 1.86% and its broad-based benchmark index, the S&P 500® Price Return Index2, returned 2.72%.
The Lincoln Opportunistic Hedged Equity Fund seeks long-term growth of capital by providing exposure to the S&P 500® Index with a rules-based hedging strategy designed to reduce downside risk. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500® FLEX options.
The Fund holds approximately 50% of its assets in CBOE listed FLexible EXchange (“FLEX”) options on the S&P 500® Index. These FLEX options provide approximately 50% of the long exposure to the S&P 500® Index. The options risk management overlay is structured with a long FLEX put option and short FLEX put option at different strikes. The options overlay is used to reduce the risk of the portfolio and is designed to provide a reduction in losses if the market goes down. The cap is structured using a short FLEX call option and is used to offset the cost of the buffer. The effect of selling the short call is that the Fund may have lower participation in market gains.
The Fund was live for only two weeks in the second half of December 2023, and the Fund trailed slightly compared to its benchmarks of the end of year 2023.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld Maria Schiopu Ruby Shi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/13/23 through 12/31/23

Lincoln Opportunistic Hedged Equity Fund - Standard Class
Lincoln Opportunistic Hedged Equity Fund - Service Class
Lincoln Opportunistic Hedged Equity Composite
S&P 500® Price Return Index
$11,100
$10,800
$10,500
$10,200
$9,900
$9,600
$9,300
$9,000
12/13/23
12/31/23
$10,272
$10,186
$10,092
$10,090

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Opportunistic Hedged Equity Fund shares on 12/13/23 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,092 for the Standard Class shares and to $10,090 for the Service Class shares. For comparison, look at how the Lincoln Opportunistic Hedged Equity Composite and S&P 500® Price Return Index did from 12/13/23 through 12/31/23. The same $10,000 investment would have increased to $10,186 and $10,272, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Total returns on investment	Ended 12/31/23
Standard Class Shares
Inception (12/13/23)	+ 0.92%
Service Class Shares
Inception (12/13/23)	+ 0.90%
* Date of Commencement of Operations.
1. The Lincoln Opportunistic Hedged Equity Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The Lincoln Opportunistic Hedged Equity Composite is constructed as follows: 60% S&P 500® Total Return Index and 40% S&P U.S. Treasury Bond 0-1 Year TR USD Index.
2. The S&P 500® Price Return Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks excluding dividends.
Lincoln Opportunistic Hedged Equity Fund-1

Lincoln Opportunistic Hedged Equity Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23
Actual*
Standard Class Shares	$1,000.00	$1,009.20	0.59%	$0.31
Service Class Shares	1,000.00	1,009.00	0.94%	0.49
Hypothetical (5% return before expenses)**
Standard Class Shares	$1,000.00	$966.10	0.59%	$2.92
Service Class Shares	1,000.00	934.20	0.94%	4.58

*
The Fund commenced operations on December 13, 2023. The ending account value for “Actual” uses the performance since inception and is not annualized and the expenses paid during period for “Actual” are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 19/365 (to reflect the actual since inception).

**	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln Opportunistic Hedged Equity Fund-2

Lincoln Opportunistic Hedged Equity Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	50.02%
Investment Company	50.02%
Equity Fund	50.02%
Unaffiliated Investments	53.43%
Investment Company	0.48%
Money Market Fund	0.48%
Options Purchased	52.95%
Centrally Cleared	52.95%
Call Options	48.75%
Put Option	4.20%
Total Investments	103.45%
Options Written	(3.42%)
Centrally Cleared	(3.42%)
Call Options Written	(1.20%)
Put Option Written	(2.22%)
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%
Lincoln Opportunistic Hedged Equity Fund-3

Lincoln Opportunistic Hedged Equity Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–50.02%
INVESTMENT COMPANY–50.02%
Equity Fund–50.02%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	52,552	$1,390,054
Total Affiliated Investment (Cost $1,373,089)		1,390,054
UNAFFILIATED INVESTMENTS–53.43%
INVESTMENT COMPANY–0.48%
Money Market Fund–0.48%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	13,340	13,340
Total Investment Company (Cost $13,340)		13,340

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED–52.95%
CENTRALLY CLEARED–52.95%
Call Options–48.75%
S&P 500 Mini Index Strike price $4.71, expiration date 12/18/24, notional amount $13,659	29	$1,355,008
Put Options–4.20%
S&P 500 Mini Index Strike price $470.72, expiration date 12/18/24, notional amount $2,730,176	58	116,654
Total Options Purchased (Cost $1,461,294)		1,471,662
Total Unaffiliated Investments (Cost $1,474,634)		1,485,002

TOTAL INVESTMENTS–103.45% (Cost $2,847,723)	2,875,056

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(3.42)%
CENTRALLY CLEARED–(3.42)%
Call Options–(1.20)%
S&P 500 Mini Index Strike price $552.20, expiration date 12/18/24, notional amount $(3,202,760)	(58)	(33,271)
Put Options–(2.22)%
S&P 500 Mini Index Strike price $423.65, expiration date 12/18/24, notional amount $(2,457,170)	(58)	(61,793)
Total Options Written (Premiums received $(90,858))		(95,064)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)		(715)
NET ASSETS APPLICABLE TO 275,603 SHARES OUTSTANDING–100.00%		$2,779,277

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln Opportunistic Hedged Equity Fund-4

Lincoln Opportunistic Hedged Equity Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Unaffiliated investments, at value	$1,485,002
Affiliated investments, at value	1,390,054
Expense reimbursement receivable from Lincoln Financial Investments Corporation	24,927
Dividends and interest receivable	564
TOTAL ASSETS	2,900,547
LIABILITIES:
Options written, at value	95,064
Payable for audit fee	23,000
Payable for fund accounting fee	1,424
Due to manager and affiliates	1,236
Other accrued expenses payable	518
Payable for fund shares redeemed	28
TOTAL LIABILITIES	121,270
TOTAL NET ASSETS	$2,779,277
Unaffiliated investments, at cost	$1,474,634
Affiliated investments, at cost	1,373,089
Options written, premiums received	(90,858)
Standard Class:
Net Assets	$10,093
Shares Outstanding	1,001
Net Asset Value Per Share	$10.084
Service Class:
Net Assets	$2,769,184
Shares Outstanding	274,602
Net Asset Value Per Share	$10.084
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$2,758,320
Distributable earnings/(accumulated loss)	20,957
TOTAL NET ASSETS	$2,779,277
See accompanying notes, which are an integral part of the financial statements.
Lincoln Opportunistic Hedged Equity Fund-5

Lincoln Opportunistic Hedged Equity Fund
Statement of Operations
December 13, 2023* to December 31, 2023
INVESTMENT INCOME:
Dividends from unaffiliated investments	$563
EXPENSES:
Professional fees	23,102
Accounting and administration expenses	1,424
Management fees	733
Distribution fees-Service Class	464
Custodian fees	78
Pricing fees	78
Index fees	52
Shareholder servicing fees	39
Other	208
26,178
Less:
Expenses reimbursed	(24,927)
Total operating expenses	1,251
NET INVESTMENT LOSS	(688)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	16,965
Options purchased	10,368
Options written	(4,206)
Net change in unrealized appreciation (depreciation)	23,127
NET REALIZED AND UNREALIZED GAIN	23,127
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$22,439

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.

Lincoln Opportunistic Hedged Equity Fund
Statement of Changes in Net Assets
12/13/23* to
12/31/23
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(688)
Net realized gain	—
Net change in unrealized appreciation (depreciation)	23,127
Net increase in net assets resulting from operations	22,439
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(8)
Service Class	(1,492)
(1,500)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,000
Service Class	2,746,883
Reinvestment of dividends and distributions:
Standard Class	8
Service Class	1,492
2,758,383
Cost of shares redeemed:
Service Class	(45)
(45)
Increase in net assets derived from capital share transactions	2,758,338
NET INCREASE IN NET ASSETS	2,779,277
NET ASSETS:
Beginning of period	—
End of period	$2,779,277

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Opportunistic Hedged Equity Fund-6

Lincoln Opportunistic Hedged Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Standard Class	Service Class
	12/13/23[1] to 12/31/23	12/13/23[1] to 12/31/23
Net asset value, beginning of period	$10.000	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	0.001	(0.003)
Net realized and unrealized gain	0.091	0.093
Total from investment operations	0.092	0.090
Less dividends and distributions from:
Net investment income	(0.008)	(0.006)
Total dividends and distributions	(0.008)	(0.006)
Net asset value, end of period	$10.084	$10.084
Total return[3]	0.92%	0.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$10	$2,769
Ratio of expenses to average net assets[4]	0.59%	0.94%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	19.30%	19.65%
Ratio of net investment income (loss) to average net assets	(0.17% )	(0.52% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(18.88% )	(19.23% )
Portfolio turnover	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln Opportunistic Hedged Equity Fund-7

Lincoln Opportunistic Hedged Equity Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln Opportunistic Hedged Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests about half of its assets in other open-end investment companies, primarily the LVIP SSGA S&P 500® Index Fund (the “Underlying Funds”). The Fund is advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)). The LVIP SSGA S&P 500® Index Fund, which is sub-advised by an unaffiliated sub-adviser, invests primarily in the securities that make up the S&P 500® Index and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e., index funds). In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments and FLexible EXchange® Options (“FLEX Options”). Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   FLexible EXchange® Options (“FLEX Options”) are valued based on the transaction prices executed by the Fund's sub-adviser, except on days in which the sub-adviser does not trade FLEX Options; on the days the sub-adviser does not trade FLEX Options, FLEX Options are valued using evaluated prices obtained from an approved pricing vendor.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions to be taken on the Fund's federal income tax return from the period December 13, 2023* through the period ended December 31, 2023, and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the period December 13, 2023* through December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
* Date of commencement of operations.
Lincoln Opportunistic Hedged Equity Fund-8

Lincoln Opportunistic Hedged Equity Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.55% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.59% of the Fund’s average daily net assets for the Standard Class and 0.94% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the period December 13, 2023* through December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2026	Total
LFI	$24,927	$24,927
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$24,927
Management fees payable to LFI	733
Distribution fees payable to LFD	464
Shareholder servicing fees payable to Lincoln Life	39
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
At December 31, 2023, Lincoln Life directly owned 90.76% of Lincoln Opportunistic Hedged Equity Fund.
Lincoln Opportunistic Hedged Equity Fund-9

Lincoln Opportunistic Hedged Equity Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/13/23*	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-50.02%@
Equity Fund-50.02%@
✧✧LVIP SSGA S&P 500 Index Fund	$—	$1,373,089	$—	$—	$16,965	$1,390,054	52,552	$—	$—

@ As a percentage of Net Assets as of December 31, 2023.
* Date of commencement of operations.
✧✧ Standard Class shares.
* Date of commencement of operations.
3. Investments
For the period December 13, 2023*, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$2,681,857
Sales	—
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,847,723
Aggregate unrealized appreciation of investments and derivatives	$32,094
Aggregate unrealized depreciation of investments and derivatives	(15,129)
Net unrealized appreciation of investments and derivatives	$16,965
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Lincoln Opportunistic Hedged Equity Fund-10

Lincoln Opportunistic Hedged Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$1,390,054	$—	$—	$1,390,054
Unaffiliated Investment Company	13,340	—	—	13,340
Options Purchased	—	1,471,662	—	1,471,662
Total Investments	$1,403,394	$1,471,662	$—	$2,875,056
Derivatives:
Liabilities:
Options Written	$—	$(95,064)	$—	$(95,064)
There were no Level 3 investments at the beginning or end of the period.
* Date of commencement of operations
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to options contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2023 was as follows:
12/13/23* to
12/31/23
Ordinary income	$1,500

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$6,079
Undistributed long-term capital gains	12,373
Other temporary differences	(14,460)
Net unrealized appreciation	16,965
Distributable earnings/(accumulated loss)	$20,957
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to start up costs:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$18	$(18)
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
Lincoln Opportunistic Hedged Equity Fund-11

Lincoln Opportunistic Hedged Equity Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
12/13/23* to
12/31/23
Shares sold:
Standard Class	1,000
Service Class	274,459
Shares reinvested:
Standard Class	1
Service Class	148
275,608
Shares redeemed:
Standard Class	—
Service Class	(5)
(5)
Net increase	275,603

*	Date of commencement of operations.
7. Line of Credit
Effective February 14, 2024, the Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, the Participants are charged an annual commitment fee of 0.20%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Options Contracts–During the period December 13, 2023* through December 31, 2023, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the period December 13, 2023* through December 31, 2023, the Fund used options contracts to adjust the Fund’s overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Lincoln Opportunistic Hedged Equity Fund-12

Lincoln Opportunistic Hedged Equity Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$1,471,662	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(95,064)
Total		$1,471,662		$(95,064)
The effect of derivative instruments on the Statement of Operations for the period December 13, 2023* through December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$—	$10,368
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	—	(4,206)
Total		$—	$6,162
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the period December 13, 2023* through December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Options contracts (average value)	$113,205	$7,313
* Date of commencement of operations.
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
Lincoln Opportunistic Hedged Equity Fund-13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of Lincoln Opportunistic Hedged Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of Lincoln Opportunistic Hedged Equity Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 13, 2023 (commencement of operations) through December 31, 2023 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations, the changes in its net assets and its financial highlights for the period December 13, 2023 (commencement of operations) through December 31, 2023, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audit, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
Lincoln Opportunistic Hedged Equity Fund–14

Lincoln Opportunistic Hedged Equity Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the approval of the investment management agreement between the Trust and Lincoln Financial Investments (“LFI”) and (ii) the approval of the sub-advisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for a new series of the Trust (the “Fund”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) reported that they had reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”) and Milliman prior to and during the meeting.  Among other information, LFI, Lincoln Life and Milliman provided information to assist the Independent Trustees in assessing the nature, extent and quality of services to be provided, including a presentation by representatives of Milliman. The Board determined that, given the totality of the information provided in connection with the 2023 annual contract renewal process and with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and employees of Lincoln Life and LFI to consider the approval of the Advisory Agreements.
Based upon its review, the Board concluded that it was in the best interests of the Fund that the Advisory Agreements be approved. In considering the approval of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the approval of the investment management agreement with LFI, the Board considered the nature, extent and quality of services expected to be provided to the Fund by LFI, including LFI personnel and resources.  The Board considered that LFI provided investment management services to the other funds in the Trust and that the Board reviewed extensive information provided by LFI in connection with the 2023 contract renewal process.  The Board considered LFI’s rationale for proposing the Fund.  The Board reviewed the services to be provided by LFI in serving as investment adviser and the backgrounds of members of the compliance staff.  The Board also considered that certain Lincoln Life personnel provide services to the other funds in the Trust on behalf of LFI and that Lincoln Life was proposed to provide administrative services to the Fund under a separate administration agreement.  The Board concluded that the services provided by LFI were expected to be satisfactory.
Performance.  With respect to performance, the Board considered that the Fund had not commenced operations.
Management Fee.  The Board reviewed the Fund’s proposed investment management fee and estimated net expense ratio and reviewed information comparing the proposed investment management fee and estimated net expense ratio to the median of a peer group for the Fund provided by LFI.
The Board noted that the proposed investment management fee for the Fund was below the median net investment management fee of the peer group. The Board considered that LFI proposed to implement an expense limitation for the Standard class and the Service class through at least April 30, 2025.  The Board also considered that the Fund’s estimated net expense ratio for Standard class shares, giving effect to the expense limitation, was below the the median net expense ratio of the peer group provided by LFI.  In light of the nature, quality and extent of services to be provided by LFI, including sub-adviser oversight, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had not commenced operations and that LFI proposed an expense limitation for the Fund’s Standard and Service class shares through at least April 30, 2025.
Profitability.  The Board also reviewed the estimated profitability analysis to LFI with respect to the Fund and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  The Board considered LFI’s statement that the information LFI provided in connection with the 2023 contract renewal process regarding the benefits LFI and its affiliates receive because of their relationship with the Trust and its series was the same as those that would apply to the Fund.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the approval of the sub-advisory agreement between LFI and Milliman with respect to the Fund, the Board considered the nature, extent and quality of day-to-day investment management services to be provided by Milliman under the sub-advisory agreement.  The Board considered that Milliman provided sub-advisory services to other funds in the Trust and that the Board reviewed extensive information provided by Milliman in connection with the 2023 contract renewal process. The Board reviewed the services to be provided by Milliman, the background of the investment professionals to be servicing the Fund, and the reputation, resources and
Lincoln Opportunistic Hedged Equity Fund-15

Lincoln Opportunistic Hedged Equity Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
sub-advisory experience of Milliman.  They also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance and regulatory matters. The Board concluded that the services to be provided by Milliman were expected to be satisfactory.
Performance.  With respect to performance, the Board considered that the Fund had not commenced operations.
Sub-Advisory Fee and Economies of Scale.  The Board reviewed the proposed sub-advisory fee and comparable sub-advisory information provided by LFI.  The Board considered that the sub-advisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party, and that LFI would compensate Milliman from its fees.  The Board concluded that the proposed subadvisory fee was reasonable.
Profitability and Fallout Benefits.  The Board noted that the proposed sub-advisory fee was negotiated between LFI and Milliman, an unaffiliated third party, and that LFI would compensate Milliman from its fees. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting defined outcome programs for clients in large volume among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund were fair and reasonable, and that approval of the Advisory Agreements was in the best interests of the Fund.
Lincoln Opportunistic Hedged Equity Fund-16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

Lincoln Opportunistic Hedged Equity Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
Lincoln Opportunistic Hedged Equity Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

Lincoln Opportunistic Hedged Equity Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Lincoln Opportunistic Hedged Equity Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln Opportunistic Hedged Equity Fund-21

Lincoln S&P 500 Funds
Lincoln S&P 500 Buffer Fund Feb
Lincoln S&P 500 Buffer Fund May
Lincoln Hedged S&P 500 Fund (formerly, Lincoln S&P 500 Buffer Fund Aug)
Lincoln Hedged S&P 500 Fund 2 (formerly, Lincoln S&P 500 Buffer Fund Nov)

Lincoln S&P 500 Ultra Buffer Fund Feb
Lincoln S&P 500 Ultra Buffer Fund May
Lincoln Hedged S&P 500 Conservative Fund (formerly, Lincoln S&P 500 Ultra Buffer Fund Aug)
Lincoln Hedged S&P 500 Conservative Fund 2 (formerly, Lincoln S&P 500 Ultra Buffer Fund Nov)
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

Lincoln S&P 500 Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

Lincoln S&P 500 Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Lincoln S&P 500 Buffer Fund Feb returned 17.87% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Price Return Index1, returned 24.23%.
The Lincoln S&P 500 Buffer Fund May returned 17.03% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Price Return Index, returned 24.23%.
The Lincoln Hedged S&P 500 Fund returned 15.21% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its  benchmark, the S&P 500® Price Return Index, returned 24.23%.
The Lincoln Hedged S&P 500 Fund 2 returned 17.77% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its  benchmark, the S&P 500® Price Return Index, returned 24.23%.
The Lincoln S&P 500 Ultra Buffer Fund Feb returned 11.79% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Price Return Index, returned 24.23%.
The Lincoln S&P 500 Ultra Buffer Fund May returned 13.39% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Price Return Index, returned 24.23%.
The Lincoln Hedged S&P 500 Conservative Fund returned 11.07% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Price Return Index, returned 24.23%.
The Lincoln Hedged S&P 500 Conservative Fund 2 returned 16.05% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Price Return Index, returned 24.23%.
In 2023, the price of the S&P 500 increased as the sharp rise in interest rates stabilized, the widely expected deterioration in macroeconomic indicators did not occur, and the U.S. Federal Reserve signaled an end to restrictive monetary policy.
The Lincoln S&P 500 Buffer Fund Feb seeks to track the performance of the price return of the S&P 500® Index2 up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLexible EXchange (“FLEX”) options. On February 17, 2023, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on February 17, 2023, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln S&P 500 Buffer Fund May seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On May 19, 2023, the Fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500 Index®. The options were rolled on May 19, 2023, and the Fund is currently on track to finish its third defined-outcome period
The Lincoln Hedged S&P 500 Fund seeks to track the price return of the S&P 500® Index while implementing a hedging strategy to reduce downside exposure. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On August 18, 2023, the Fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on August 18, 2023.
The Lincoln Hedged S&P 500 Fund 2 seeks to track the price return of the S&P 500® Index while implementing a hedging strategy to reduce downside exposure. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On November 17, 2023, the Fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on November 17, 2023.
The Lincoln S&P 500 Ultra Buffer Fund Feb seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLexible EXchange (“FLEX”) options. On February 17, 2023, the Fund finished its first defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on February 17, 2023, and the Fund is currently on track to finish its second defined-outcome period.
The Lincoln S&P 500 Ultra Buffer Fund May seeks to track the performance of the price return of the S&P 500® Index up to a cap and provide a buffer against losses. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On May 19, 2023, the Fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on May 19, 2023, and the Fund is currently on track to finish its third defined-outcome period.
The Lincoln Hedged S&P 500 Conservative Fund seeks to track the price return of the S&P 500® Index while implementing a hedging strategy to reduce downside exposure. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On
Lincoln S&P 500 Funds-1

Lincoln S&P 500 Funds
2023 Annual Report Commentary (unaudited) (continued)
August 18, 2023, the fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on August 18, 2023.
The Lincoln Hedged S&P 500 Conservative Fund 2 seeks to track the price return of the S&P 500® Index while implementing a hedging strategy to reduce downside exposure. The Fund maintained its exposure to the S&P 500® Index throughout the year with usage of the LVIP SSGA S&P 500 Index Fund and the S&P 500 FLEX options. On November 17, 2023, the Fund finished its second defined-outcome period with minimal tracking difference compared to its pre-determined outcome based on the performance of the S&P 500® Index. The options were rolled on November 17, 2023.
The Buffer Funds hold approximately 50% of its assets in CBOE listed FLEX options on the S&P 500® Index. These FLEX options provide approximately 50% of the long exposure to the S&P 500® Index. The buffer is structured with a long FLEX put option and short FLEX put option at different strikes. The options in the buffer are used to reduce the risk of the portfolio and are designed to provide a reduction in losses if the market goes down. The cap is structured using a short FLEX call option, and the short call is used to offset the cost of the buffer. The effect of selling the short call is that the fund does not participate in any market gains beyond the strike of the call.
The Hedged Funds hold approximately 50% of its assets in CBOE listed FLEX options on the S&P 500® Index. These FLEX options provide approximately 50% of the long exposure to the S&P 500® Index. The laddered options risk management overlay is structured with long FLEX put options and short FLEX put options at different strikes and different maturities. The options overlay is used to reduce the risk of the portfolio and is designed to provide a reduction in losses if the market goes down. The caps are structured using short FLEX call options and are used to offset the cost of the options risk management overlay. The effect of selling the short calls is that the fund may have lower participation in market gains.
For year 2023, the Buffer Funds underperformed relative to their benchmark but had lower realized volatility and better maximum drawdown with . The underperformance can be attributed to the cost of the downside buffer protection in addition to the time value of option values that are not yet matured.
For  year 2023,  the Lincoln Hedged S&P 500 Fund, Lincoln Hedged S&P 500 Fund 2 and Lincoln Hedged S&P 500 Conservative Fund underperformed relative to its benchmark but had lower realized volatility and better maximum drawdown. The underperformance can be attributed to the cost of the downside buffer protection in addition to the time value of option values that are not yet matured.
For year 2023, the Lincoln Hedged S&P 500 Conservative Fund 2 underperformed relative to its benchmark but had lower realized volatility and better maximum drawdown with a higher total risk to return ratio. The underperformance can be attributed to the cost of the downside buffer protection in addition to the time value of option values that are not yet matured.
Portfolio Managers:
Milliman Financial Risk Management LLC:	Robert T. Cummings Jordan B. Rosenfeld Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Lincoln S&P 500 Funds-2

Lincoln S&P 500 Funds
2023 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Buffer Fund Feb
Growth of $10,000 invested 2/18/22 through 12/31/23

Lincoln S&P 500 Buffer Fund Feb - Standard Class
Lincoln S&P 500 Buffer Fund Feb - Service Class
S&P 500® Price Return Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
2/18/22
12/31/23
$11,371
$11,298
$10,889

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund Feb shares on 2/18/22 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,371 for the Standard Class shares and to $11,298 for the Service Class shares. For comparison, look at how the S&P 500® Price Return Index did from 2/18/22 through 12/31/23. The same $10,000 investment would have increased to $10,889. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.87%
Inception (2/18/22)	+ 7.12%
Service Class Shares
One Year	+ 17.46%
Inception (2/18/22)	+ 6.75%
Lincoln S&P 500 Buffer Fund May
Growth of $10,000 invested 5/21/21 through 12/31/23

Lincoln S&P 500 Buffer Fund May - Standard Class
Lincoln S&P 500 Buffer Fund May - Service Class
S&P 500® Price Return Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
5/21/21
12/31/23
$11,721
$11,617
$11,468

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Buffer Fund May shares on 5/21/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,721 for the Standard Class shares and to $11,617 for the Service Class shares. For comparison, look at how the S&P 500® Price Return Index did over the same period. The same $10,000 investment would have increased to $11,468. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.03%
Inception (5/21/21)	+ 6.26%
Service Class Shares
One Year	+ 16.63%
Inception (5/21/21)	+ 5.90%
Lincoln S&P 500 Funds-3

Lincoln S&P 500 Funds
2023 Annual Report Commentary (unaudited) (continued)
Lincoln Hedged S&P 500 Fund
Growth of $10,000 invested 8/20/21 through 12/31/23

Lincoln Hedged S&P 500 Fund - Standard Class
Lincoln Hedged S&P 500 Fund - Service Class
S&P 500® Price Return Index
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
8/20/21
12/31/23
$10,907
$10,826
$10,817

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Hedged S&P 500 Fund shares on 8/20/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,907 for the Standard Class shares and to $10,817 for the Service Class shares. For comparison, look at how the S&P 500® Price Return Index did over the same period. The same $10,000 investment would have increased to $10,826. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 15.21%
Inception (8/20/21)	+ 3.74%
Service Class Shares
One Year	+ 14.80%
Inception (8/20/21)	+ 3.37%
Lincoln Hedged S&P 500 Fund 2
Growth of $10,000 invested 11/19/21 through 12/31/23

Lincoln Hedged S&P 500 Fund 2 - Standard Class
Lincoln Hedged S&P 500 Fund 2 - Service Class
S&P 500® Price Return Index
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
11/19/21
12/31/23
$11,141
$11,059
$10,139

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Hedged S&P 500 Fund 2 shares on 11/19/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,141 for the Standard Class shares and to $11,059 for the Service Class shares. For comparison, look at how the S&P 500® Price Return Index did over the same period. The same $10,000 investment would have increased to $10,139. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.77%
Inception (11/19/21)	+ 5.23%
Service Class Shares
One Year	+ 17.35%
Inception (11/19/21)	+ 4.87%
Lincoln S&P 500 Funds-4

Lincoln S&P 500 Funds
2023 Annual Report Commentary (unaudited) (continued)
Lincoln S&P 500 Ultra Buffer Fund Feb
Growth of $10,000 invested 2/18/22 through 12/31/23

Lincoln S&P 500 Ultra Buffer Fund Feb - Standard Class
Lincoln S&P 500 Ultra Buffer Fund Feb - Service Class
S&P 500® Price Return Index
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
2/18/22
12/31/23
$11,038
$10,966
$10,889

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund Feb shares on 2/18/22 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,038 for the Standard Class shares and to $10,966 for the Service Class shares. For comparison, look at how the S&P 500® Price Return Index did from 2/18/22 through 12/31/23. The same $10,000 investment would have increased to $10,889. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.79%
Inception (2/18/22)	+ 5.43%
Service Class Shares
One Year	+ 11.39%
Inception (2/18/22)	+ 5.06%
Lincoln S&P 500 Ultra Buffer Fund May
Growth of $10,000 invested 5/21/21 through 12/31/23

Lincoln S&P 500 Ultra Buffer Fund May - Standard Class
Lincoln S&P 500 Ultra Buffer Fund May - Service Class
S&P 500® Price Return Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
5/21/21
12/31/23
$11,468
$11,436
$11,332

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln S&P 500 Ultra Buffer Fund May shares on 5/21/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,436 for the Standard Class shares and to $11,332 for the Service Class shares. For comparison, look at how the S&P 500® Price Return Index did over the same period. The same $10,000 investment would have increased to $11,468. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.39%
Inception (5/21/21)	+ 5.26%
Service Class Shares
One Year	+ 13.00%
Inception (5/21/21)	+ 4.89%
Lincoln S&P 500 Funds-5

Lincoln S&P 500 Funds
2023 Annual Report Commentary (unaudited) (continued)
Lincoln Hedged S&P 500 Conservative Fund
Growth of $10,000 invested 8/20/21 through 12/31/23

Lincoln Hedged S&P 500 Conservative Fund - Standard Class
Lincoln Hedged S&P 500 Conservative Fund - Service Class
S&P 500® Price Return Index
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
8/20/21
12/31/23
$10,826
$10,744
$10,656

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Hedged S&P 500 Conservative Fund shares on 8/20/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $10,744 for the Standard Class shares and to $10,656 for the Service Class shares. For comparison, look at how the S&P 500® Price Return Index did over the same period. The same $10,000 investment would have increased to $10,826. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.07%
Inception (8/20/21)	+ 3.08%
Service Class Shares
One Year	+ 10.69%
Inception (8/20/21)	+ 2.72%
Lincoln Hedged S&P 500 Conservative Fund 2
Growth of $10,000 invested 11/19/21 through 12/31/23

Lincoln Hedged S&P 500 Conservative Fund 2 - Standard Class
Lincoln Hedged S&P 500 Conservative Fund 2 - Service Class
S&P 500® Price Return Index
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
$9,000
$8,500
$8,000
$7,500
11/19/21
12/31/23
$11,505
$11,421
$10,139

This chart illustrates, hypothetically, that $10,000 was invested in Lincoln Hedged S&P 500 Conservative Fund 2 shares on 11/19/21 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,505 for the Standard Class shares and to $11,421 for the Service Class shares. For comparison, look at how the S&P 500® Price Return Index did over the same period. The same $10,000 investment would have increased to $10,139. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 16.05%
Inception (11/19/21)	+ 6.84%
Service Class Shares
One Year	+ 15.65%
Inception (11/19/21)	+ 6.48%
1. The S&P 500® Price Return Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks excluding dividends.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
Lincoln S&P 500 Funds-6

Lincoln S&P 500 Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
Lincoln S&P 500 Buffer Fund Feb
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,067.80	0.58%	$3.02
Service Class Shares	1,000.00	1,066.00	0.93%	4.84
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Buffer Fund May
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,062.30	0.58%	$3.01
Service Class Shares	1,000.00	1,060.50	0.93%	4.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln Hedged S&P 500 Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,043.80	0.58%	$2.99
Service Class Shares	1,000.00	1,041.90	0.93%	4.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Funds-7

Lincoln S&P 500 Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
Lincoln Hedged S&P 500 Fund 2
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,046.30	0.58%	$2.99
Service Class Shares	1,000.00	1,044.50	0.93%	4.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.40	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Ultra Buffer Fund Feb
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,053.40	0.58%	$3.00
Service Class Shares	1,000.00	1,051.40	0.93%	4.81
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln S&P 500 Ultra Buffer Fund May
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,049.10	0.58%	$3.00
Service Class Shares	1,000.00	1,047.20	0.93%	4.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln Hedged S&P 500 Conservative Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,031.00	0.58%	$2.97
Service Class Shares	1,000.00	1,029.20	0.93%	4.76
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.20	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74
Lincoln Hedged S&P 500 Conservative Fund 2
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,058.10	0.58%	$3.01
Service Class Shares	1,000.00	1,056.30	0.93%	4.82
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.40	0.58%	$2.96
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
Lincoln S&P 500 Funds-8

Lincoln S&P 500 Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln S&P 500 Buffer Fund Feb
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	51.45%
Investment Company	51.45%
Equity Fund	51.45%
Unaffiliated Investments	50.91%
Investment Company	0.42%
Money Market Fund	0.42%
Options Purchased	50.49%
Centrally Cleared	50.49%
Call Options	50.41%
Put Option	0.08%
Total Investments	102.36%
Options Written	(1.70%)
Centrally Cleared	(1.70%)
Call Options Written	(1.67%)
Put Option Written	(0.03%)
Liabilities Net of Receivables and Other Assets	(0.66%)
Total Net Assets	100.00%
Lincoln S&P 500 Buffer Fund May
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	50.97%
Investment Company	50.97%
Equity Fund	50.97%
Unaffiliated Investments	52.27%
Investment Company	1.41%
Money Market Fund	1.41%
Options Purchased	50.86%
Centrally Cleared	50.86%
Call Options	50.19%
Put Option	0.67%
Total Investments	103.24%
Options Written	(2.66%)
Centrally Cleared	(2.66%)
Call Options Written	(2.40%)
Put Option Written	(0.26%)
Liabilities Net of Receivables and Other Assets	(0.58%)
Total Net Assets	100.00%
Lincoln Hedged S&P 500 Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	50.98%
Investment Company	50.98%
Equity Fund	50.98%
Unaffiliated Investments	52.81%
Investment Company	0.75%
Money Market Fund	0.75%
Options Purchased	52.06%
Centrally Cleared	52.06%
Call Options	50.54%
Put Options	1.52%
Total Investments	103.79%
Options Written	(3.19%)
Centrally Cleared	(3.19%)
Call Options	(2.54%)
Put Options Written	(0.65%)
Liabilities Net of Receivables and Other Assets	(0.60%)
Total Net Assets	100.00%
Lincoln Hedged S&P 500 Fund 2
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	51.08%
Investment Company	51.08%
Equity Fund	51.08%
Unaffiliated Investments	53.43%
Investment Company	3.17%
Money Market Fund	3.17%
Options Purchased	50.26%
Centrally Cleared	50.26%
Call Options	48.54%
Put Options	1.72%
Total Investments	104.51%
Options Written	(3.75%)
Centrally Cleared	(3.75%)
Call Options	(3.07%)
Put Options Written	(0.68%)
Liabilities Net of Receivables and Other Assets	(0.76%)
Total Net Assets	100.00%
Lincoln S&P 500 Funds-9

Lincoln S&P 500 Funds
Security Type/Sector Allocations (unaudited) (continued)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Lincoln S&P 500 Ultra Buffer Fund Feb
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	52.77%
Investment Company	52.77%
Equity Fund	52.77%
Unaffiliated Investments	52.84%
Investment Company	1.06%
Money Market Fund	1.06%
Options Purchased	51.78%
Centrally Cleared	51.78%
Call Options	51.70%
Put Option	0.08%
Total Investments	105.61%
Options Written	(4.92%)
Centrally Cleared	(4.92%)
Call Options Written	(4.91%)
Put Option Written	(0.01%)
Liabilities Net of Receivables and Other Assets	(0.69%)
Total Net Assets	100.00%
Lincoln S&P 500 Ultra Buffer Fund May
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	52.51%
Investment Company	52.51%
Equity Fund	52.51%
Unaffiliated Investments	53.40%
Investment Company	1.01%
Money Market Fund	1.01%
Options Purchased	52.39%
Centrally Cleared	52.39%
Call Options	51.70%
Put Option	0.69%
Total Investments	105.91%
Options Written	(5.41%)
Centrally Cleared	(5.41%)
Call Options Written	(5.27%)
Put Option Written	(0.14%)
Liabilities Net of Receivables and Other Assets	(0.50%)
Total Net Assets	100.00%
Lincoln Hedged S&P 500 Conservative Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	51.66%
Investment Company	51.66%
Equity Fund	51.66%
Unaffiliated Investments	53.42%
Investment Company	1.49%
Money Market Fund	1.49%
Options Purchased	51.93%
Centrally Cleared	51.93%
Call Options	50.41%
Put Options	1.52%
Total Investments	105.08%
Options Written	(4.52%)
Centrally Cleared	(4.52%)
Call Options	(4.18%)
Put Options Written	(0.34%)
Liabilities Net of Receivables and Other Assets	(0.56%)
Total Net Assets	100.00%
Lincoln Hedged S&P 500 Conservative Fund 2
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	50.73%
Investment Company	50.73%
Equity Fund	50.73%
Unaffiliated Investments	54.53%
Investment Company	0.91%
Money Market Fund	0.91%
Options Purchased	53.62%
Centrally Cleared	53.62%
Call Options	51.84%
Put Options	1.78%
Total Investments	105.26%
Options Written	(4.58%)
Centrally Cleared	(4.58%)
Call Options	(4.22%)
Put Options Written	(0.36%)
Liabilities Net of Receivables and Other Assets	(0.68%)
Total Net Assets	100.00%
Lincoln S&P 500 Funds-10

Lincoln S&P 500 Buffer Fund Feb
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–51.45%
INVESTMENT COMPANY–51.45%
Equity Fund–51.45%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	93,647	$2,477,060
Total Affiliated Investment (Cost $2,339,137)		2,477,060
UNAFFILIATED INVESTMENTS–50.91%
INVESTMENT COMPANY–0.42%
Money Market Fund–0.42%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	20,146	20,146
Total Investment Company (Cost $20,146)		20,146

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED–50.49%
CENTRALLY CLEARED–50.49%
Call Options–50.41%
S&P 500 Mini Index Strike price $10.21, expiration date 2/16/24, notional amount $53,092	52	$2,426,731
Put Options–0.08%
S&P 500 Mini Index Strike price $407.93, expiration date 2/16/24, notional amount $4,242,472	104	3,897
Total Options Purchased (Cost $2,289,109)		2,430,628
Total Unaffiliated Investments (Cost $2,309,255)		2,450,774

TOTAL INVESTMENTS–102.36% (Cost $4,648,392)	4,927,834

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(1.70)%
CENTRALLY CLEARED–(1.70)%
Call Options–(1.67)%
S&P 500 Mini Index Strike price $480.66, expiration date 2/16/24, notional amount $(4,998,864)	(104)	(80,459)
Put Options–(0.03)%
S&P 500 Mini Index Strike price $358.97, expiration date 2/16/24, notional amount $(3,733,288)	(104)	(1,328)
Total Options Written (Premiums received $(188,534))		(81,787)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.66%)		(31,827)
NET ASSETS APPLICABLE TO 466,857 SHARES OUTSTANDING–100.00%		$4,814,220

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-11

Lincoln S&P 500 Buffer Fund May
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–50.97%
INVESTMENT COMPANY–50.97%
Equity Fund–50.97%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	110,686	$2,927,741
Total Affiliated Investment (Cost $2,784,801)		2,927,741
UNAFFILIATED INVESTMENTS–52.27%
INVESTMENT COMPANY–1.41%
Money Market Fund–1.41%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	80,788	80,788
Total Investment Company (Cost $80,788)		80,788

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED–50.86%
CENTRALLY CLEARED–50.86%
Call Options–50.19%
S&P 500 Mini Index Strike price $10.49, expiration date 5/17/24, notional amount $65,038	62	$2,882,621
Put Options–0.67%
S&P 500 Mini Index Strike price $419.20, expiration date 5/17/24, notional amount $5,198,080	124	38,672
Total Options Purchased (Cost $2,801,035)		2,921,293
Total Unaffiliated Investments (Cost $2,881,823)		3,002,081

TOTAL INVESTMENTS–103.24% (Cost $5,666,624)	5,929,822

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(2.66)%
CENTRALLY CLEARED–(2.66)%
Call Options–(2.40)%
S&P 500 Mini Index Strike price $492.46, expiration date 5/17/24, notional amount $(6,106,504)	(124)	(137,748)
Put Options–(0.26)%
S&P 500 Mini Index Strike price $368.89, expiration date 5/17/24, notional amount $(4,574,236)	(124)	(15,199)
Total Options Written (Premiums received $(206,768))		(152,947)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.58%)		(32,910)
NET ASSETS APPLICABLE TO 556,551 SHARES OUTSTANDING–100.00%		$5,743,965

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-12

Lincoln Hedged S&P 500 Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–50.98%
INVESTMENT COMPANY–50.98%
Equity Fund–50.98%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	85,267	$2,255,405
Total Affiliated Investment (Cost $2,191,020)		2,255,405
UNAFFILIATED INVESTMENTS–52.81%
INVESTMENT COMPANY–0.75%
Money Market Fund–0.75%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	33,290	33,290
Total Investment Company (Cost $33,290)		33,290

	Number of Contracts

OPTIONS PURCHASED–52.06%
CENTRALLY CLEARED–52.06%
Call Options–50.54%
S&P 500 Mini Index Strike price $8.91, expiration date 2/16/24, notional amount $10,692	12	561,563
S&P 500 Mini Index Strike price $8.91, expiration date 8/16/24, notional amount $10,692	12	558,258
S&P 500 Mini Index Strike price $8.91, expiration date 5/17/24, notional amount $10,692	12	559,783
	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED (continued)
CENTRALLY CLEARED (continued)
Call Options (continued)
S&P 500 Mini Index Strike price $9.21, expiration date 11/15/24, notional amount $11,052	12	$556,439
		2,236,043
Put Options–1.52%
S&P 500 Mini Index Strike price $436.99, expiration date 5/17/24, notional amount $1,048,776	24	10,972
S&P 500 Mini Index Strike price $436.99, expiration date 2/16/24, notional amount $1,048,776	24	2,315
S&P 500 Mini Index Strike price $436.99, expiration date 8/16/24, notional amount $1,048,776	24	19,524
S&P 500 Mini Index Strike price $451.44, expiration date 11/15/24, notional amount $1,083,456	24	34,519
		67,330
Total Options Purchased (Cost $2,234,185)		2,303,373
Total Unaffiliated Investments (Cost $2,267,475)		2,336,663

TOTAL INVESTMENTS–103.79% (Cost $4,458,495)	4,592,068

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(3.19)%
CENTRALLY CLEARED–(3.19)%
Call Options–(2.54)%
S&P 500 Mini Index Strike price $491.41, expiration date 5/17/24, notional amount $(1,179,384)	(24)	(27,913)
S&P 500 Mini Index Strike price $512.16, expiration date 8/16/24, notional amount $(1,229,184)	(24)	(23,615)
S&P 500 Mini Index Strike price $471.74, expiration date 2/16/24, notional amount $(1,132,176)	(24)	(32,458)
S&P 500 Mini Index Strike price $524.39, expiration date 11/15/24, notional amount $(1,258,536)	(24)	(28,488)
(112,474)
Put Options–(0.65)%
S&P 500 Mini Index Strike price $384.56, expiration date 8/16/24, notional amount $(922,944)	(24)	(8,211)
S&P 500 Mini Index Strike price $384.56, expiration date 5/17/24, notional amount $(922,944)	(24)	(3,850)
S&P 500 Mini Index Strike price $384.56, expiration date 2/16/24, notional amount $(922,944)	(24)	(511)
Lincoln S&P 500 Funds-13

Lincoln Hedged S&P 500 Fund
Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
CENTRALLY CLEARED (continued)
Put Options (continued)
S&P 500 Mini Index Strike price $397.27, expiration date 11/15/24, notional amount $(953,448)	(24)	$(16,044)
(28,616)
Total Options Written (Premiums received $(147,632))		(141,090)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.60%)		(26,571)
NET ASSETS APPLICABLE TO 446,809 SHARES OUTSTANDING–100.00%		$4,424,407

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-14

Lincoln Hedged S&P 500 Fund 2
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–51.08%
INVESTMENT COMPANY–51.08%
Equity Fund–51.08%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	88,889	$2,351,210
Total Affiliated Investment (Cost $2,357,096)		2,351,210
UNAFFILIATED INVESTMENTS–53.43%
INVESTMENT COMPANY–3.17%
Money Market Fund–3.17%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	145,823	145,823
Total Investment Company (Cost $145,823)		145,823

	Number of Contracts

OPTIONS PURCHASED–50.26%
CENTRALLY CLEARED–50.26%
Call Options–48.54%
S&P 500 Mini Index Strike price $9.30, expiration date 8/16/24, notional amount $11,160	12	557,808
S&P 500 Mini Index Strike price $9.30, expiration date 11/15/24, notional amount $11,160	12	556,336
S&P 500 Mini Index Strike price $9.30, expiration date 2/16/24, notional amount $11,160	12	561,099
	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED (continued)
CENTRALLY CLEARED (continued)
Call Options (continued)
S&P 500 Mini Index Strike price $9.30, expiration date 5/17/24, notional amount $11,160	12	$559,324
		2,234,567
Put Options–1.72%
S&P 500 Mini Index Strike price $451.46, expiration date 8/16/24, notional amount $1,083,504	24	25,033
S&P 500 Mini Index Strike price $451.46, expiration date 2/16/24, notional amount $1,083,504	24	4,278
S&P 500 Mini Index Strike price $451.46, expiration date 11/15/24, notional amount $1,083,504	24	34,529
S&P 500 Mini Index Strike price $451.46, expiration date 5/17/24, notional amount $1,083,504	24	15,303
		79,143
Total Options Purchased (Cost $2,252,326)		2,313,710
Total Unaffiliated Investments (Cost $2,398,149)		2,459,533

TOTAL INVESTMENTS–104.51% (Cost $4,755,245)	4,810,743

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(3.75)%
CENTRALLY CLEARED–(3.75)%
Call Options–(3.07)%
S&P 500 Mini Index Strike price $524.62, expiration date 11/15/24, notional amount $(1,259,088)	(24)	(28,295)
S&P 500 Mini Index Strike price $484.22, expiration date 5/17/24, notional amount $(1,162,128)	(24)	(37,394)
S&P 500 Mini Index Strike price $502.81, expiration date 8/16/24, notional amount $(1,206,744)	(24)	(33,216)
S&P 500 Mini Index Strike price $466.39, expiration date 2/16/24, notional amount $(1,119,336)	(24)	(42,310)
(141,215)
Put Options–(0.68)%
S&P 500 Mini Index Strike price $397.29, expiration date 2/16/24, notional amount $(953,496)	(24)	(687)
S&P 500 Mini Index Strike price $397.29, expiration date 5/17/24, notional amount $(953,496)	(24)	(4,856)
S&P 500 Mini Index Strike price $397.29, expiration date 8/16/24, notional amount $(953,496)	(24)	(10,020)
Lincoln S&P 500 Funds-15

Lincoln Hedged S&P 500 Fund 2
Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
CENTRALLY CLEARED (continued)
Put Options (continued)
S&P 500 Mini Index Strike price $397.29, expiration date 11/15/24, notional amount $(953,496)	(24)	$(16,049)
(31,612)
Total Options Written (Premiums received $(109,658))		(172,827)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.76%)		(34,778)
NET ASSETS APPLICABLE TO 463,473 SHARES OUTSTANDING–100.00%		$4,603,138

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-16

Lincoln S&P 500 Ultra Buffer Fund Feb
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–52.77%
INVESTMENT COMPANY–52.77%
Equity Fund–52.77%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	90,040	$2,381,650
Total Affiliated Investment (Cost $2,273,004)		2,381,650
UNAFFILIATED INVESTMENTS–52.84%
INVESTMENT COMPANY–1.06%
Money Market Fund–1.06%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	47,942	47,942
Total Investment Company (Cost $47,942)		47,942

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED–51.78%
CENTRALLY CLEARED–51.78%
Call Options–51.70%
S&P 500 Mini Index Strike price $10.20, expiration date 2/16/24, notional amount $51,000	50	$2,333,444
Put Options–0.08%
S&P 500 Mini Index Strike price $407.92, expiration date 2/16/24, notional amount $4,079,200	100	3,746
Total Options Purchased (Cost $2,208,162)		2,337,190
Total Unaffiliated Investments (Cost $2,256,104)		2,385,132

TOTAL INVESTMENTS–105.61% (Cost $4,529,108)	4,766,782

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(4.92)%
CENTRALLY CLEARED–(4.92)%
Call Options–(4.91)%
S&P 500 Mini Index Strike price $460.95, expiration date 2/16/24, notional amount $(4,609,500)	(100)	(221,370)
Put Options–(0.01)%
S&P 500 Mini Index Strike price $318.18, expiration date 2/16/24, notional amount $(3,181,800)	(100)	(610)
Total Options Written (Premiums received $(185,934))		(221,980)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.69%)		(31,302)
NET ASSETS APPLICABLE TO 453,232 SHARES OUTSTANDING–100.00%		$4,513,500

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-17

Lincoln S&P 500 Ultra Buffer Fund May
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–52.51%
INVESTMENT COMPANY–52.51%
Equity Fund–52.51%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	128,550	$3,400,287
Total Affiliated Investment (Cost $3,000,410)		3,400,287
UNAFFILIATED INVESTMENTS–53.40%
INVESTMENT COMPANY–1.01%
Money Market Fund–1.01%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	65,492	65,492
Total Investment Company (Cost $65,491)		65,492

	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED–52.39%
CENTRALLY CLEARED–52.39%
Call Options–51.70%
S&P 500 Mini Index Strike price $10.48, expiration date 5/17/24, notional amount $75,456	72	$3,347,630
Put Options–0.69%
S&P 500 Mini Index Strike price $419.19, expiration date 5/17/24, notional amount $6,036,336	144	44,899
Total Options Purchased (Cost $3,242,089)		3,392,529
Total Unaffiliated Investments (Cost $3,307,580)		3,458,021

TOTAL INVESTMENTS–105.91% (Cost $6,307,990)	6,858,308

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(5.41)%
CENTRALLY CLEARED–(5.41)%
Call Options–(5.27)%
S&P 500 Mini Index Strike price $471.88, expiration date 5/17/24, notional amount $(6,795,072)	(144)	(340,897)
Put Options–(0.14)%
S&P 500 Mini Index Strike price $326.97, expiration date 5/17/24, notional amount $(4,708,368)	(144)	(9,155)
Total Options Written (Premiums received $(257,828))		(350,052)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.50%)		(32,850)
NET ASSETS APPLICABLE TO 636,846 SHARES OUTSTANDING–100.00%		$6,475,406

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-18

Lincoln Hedged S&P 500 Conservative Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–51.66%
INVESTMENT COMPANY–51.66%
Equity Fund–51.66%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	93,823	$2,481,698
Total Affiliated Investment (Cost $2,073,538)		2,481,698
UNAFFILIATED INVESTMENTS–53.42%
INVESTMENT COMPANY–1.49%
Money Market Fund–1.49%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	71,608	71,608
Total Investment Company (Cost $71,608)		71,608

	Number of Contracts

OPTIONS PURCHASED–51.93%
CENTRALLY CLEARED–51.93%
Call Options–50.41%
S&P 500 Mini Index Strike price $8.96, expiration date 2/16/24, notional amount $11,648	13	608,295
S&P 500 Mini Index Strike price $8.96, expiration date 5/17/24, notional amount $11,648	13	606,368
S&P 500 Mini Index Strike price $8.96, expiration date 8/16/24, notional amount $11,648	13	604,717
	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED (continued)
CENTRALLY CLEARED (continued)
Call Options (continued)
S&P 500 Mini Index Strike price $9.25, expiration date 11/15/24, notional amount $12,025	13	$602,760
		2,422,140
Put Options–1.52%
S&P 500 Mini Index Strike price $437.01, expiration date 8/16/24, notional amount $1,136,226	26	21,158
S&P 500 Mini Index Strike price $437.01, expiration date 5/17/24, notional amount $1,136,226	26	11,892
S&P 500 Mini Index Strike price $437.01, expiration date 2/16/24, notional amount $1,136,226	26	2,510
S&P 500 Mini Index Strike price $451.45, expiration date 11/15/24, notional amount $1,173,770	26	37,401
		72,961
Total Options Purchased (Cost $2,419,818)		2,495,101
Total Unaffiliated Investments (Cost $2,491,426)		2,566,709

TOTAL INVESTMENTS–105.08% (Cost $4,564,964)	5,048,407

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(4.52)%
CENTRALLY CLEARED–(4.52)%
Call Options–(4.18)%
S&P 500 Mini Index Strike price $478.30, expiration date 5/17/24, notional amount $(1,243,580)	(26)	(50,130)
S&P 500 Mini Index Strike price $493.11, expiration date 8/16/24, notional amount $(1,282,086)	(26)	(48,912)
S&P 500 Mini Index Strike price $463.74, expiration date 2/16/24, notional amount $(1,205,724)	(26)	(51,453)
S&P 500 Mini Index Strike price $506.56, expiration date 11/15/24, notional amount $(1,317,056)	(26)	(50,490)
(200,985)
Put Options–(0.34)%
S&P 500 Mini Index Strike price $340.86, expiration date 2/16/24, notional amount $(886,236)	(26)	(237)
S&P 500 Mini Index Strike price $340.86, expiration date 5/17/24, notional amount $(886,236)	(26)	(2,038)
S&P 500 Mini Index Strike price $340.86, expiration date 8/16/24, notional amount $(886,236)	(26)	(4,765)
Lincoln S&P 500 Funds-19

Lincoln Hedged S&P 500 Conservative Fund
Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
CENTRALLY CLEARED (continued)
Put Options (continued)
S&P 500 Mini Index Strike price $352.14, expiration date 11/15/24, notional amount $(915,564)	(26)	$(9,362)
(16,402)
Total Options Written (Premiums received $(163,919))		(217,387)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.56%)		(26,474)
NET ASSETS APPLICABLE TO 479,130 SHARES OUTSTANDING–100.00%		$4,804,546

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-20

Lincoln Hedged S&P 500 Conservative Fund 2
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–50.73%
INVESTMENT COMPANY–50.73%
Equity Fund–50.73%
✧✧Lincoln Variable Insurance Products Trust– LVIP SSGA S&P 500 Index Fund	103,315	$2,732,782
Total Affiliated Investment (Cost $2,575,069)		2,732,782
UNAFFILIATED INVESTMENTS–54.53%
INVESTMENT COMPANY–0.91%
Money Market Fund–0.91%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	49,388	49,388
Total Investment Company (Cost $49,388)		49,388

	Number of Contracts

OPTIONS PURCHASED–53.62%
CENTRALLY CLEARED–53.62%
Call Options–51.84%
S&P 500 Mini Index Strike price $9.34, expiration date 11/15/24, notional amount $14,010	15	695,363
S&P 500 Mini Index Strike price $9.34, expiration date 5/17/24, notional amount $14,010	15	699,097
S&P 500 Mini Index Strike price $9.34, expiration date 2/16/24, notional amount $14,010	15	701,314
	Number of Contracts	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
OPTIONS PURCHASED (continued)
CENTRALLY CLEARED (continued)
Call Options (continued)
S&P 500 Mini Index Strike price $9.34, expiration date 8/16/24, notional amount $14,010	15	$697,202
		2,792,976
Put Options–1.78%
S&P 500 Mini Index Strike price $451.47, expiration date 2/16/24, notional amount $1,309,263	29	5,172
S&P 500 Mini Index Strike price $451.47, expiration date 11/15/24, notional amount $1,309,263	29	41,728
S&P 500 Mini Index Strike price $451.47, expiration date 8/16/24, notional amount $1,309,263	29	30,253
S&P 500 Mini Index Strike price $451.47, expiration date 5/17/24, notional amount $1,309,263	29	18,496
		95,649
Total Options Purchased (Cost $2,814,618)		2,888,625
Total Unaffiliated Investments (Cost $2,864,006)		2,938,013

TOTAL INVESTMENTS–105.26% (Cost $5,439,075)	5,670,795

	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN–(4.58)%
CENTRALLY CLEARED–(4.58)%
Call Options–(4.22)%
S&P 500 Mini Index Strike price $506.70, expiration date 11/15/24, notional amount $(1,469,430)	(29)	(56,116)
S&P 500 Mini Index Strike price $491.53, expiration date 8/16/24, notional amount $(1,425,437)	(29)	(57,115)
S&P 500 Mini Index Strike price $477.67, expiration date 5/17/24, notional amount $(1,385,243)	(29)	(57,117)
S&P 500 Mini Index Strike price $463.99, expiration date 2/16/24, notional amount $(1,345,571)	(29)	(56,790)
(227,138)
Put Options–(0.36)%
S&P 500 Mini Index Strike price $352.16, expiration date 8/16/24, notional amount $(1,021,264)	(29)	(6,215)
S&P 500 Mini Index Strike price $352.16, expiration date 11/15/24, notional amount $(1,021,264)	(29)	(10,445)
S&P 500 Mini Index Strike price $352.16, expiration date 5/17/24, notional amount $(1,021,264)	(29)	(2,710)
Lincoln S&P 500 Funds-21

Lincoln Hedged S&P 500 Conservative Fund 2
Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
CENTRALLY CLEARED (continued)
Put Options (continued)
S&P 500 Mini Index Strike price $352.16, expiration date 2/16/24, notional amount $(1,021,264)	(29)	$(326)
(19,696)
Total Options Written (Premiums received $(134,851))		(246,834)
LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.68%)		(36,424)
NET ASSETS APPLICABLE TO 546,292 SHARES OUTSTANDING–100.00%		$5,387,537

✧✧Standard Class shares.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-22

Lincoln S&P 500 Funds
Statements of Assets and Liabilities
December 31, 2023
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
ASSETS:
Affiliated investments, at value	$2,477,060	$2,927,741	$2,255,405	$2,351,210	$2,381,650	$3,400,287	$2,481,698	$2,732,782
Unaffiliated investments, at value	2,450,774	3,002,081	2,336,663	2,459,533	2,385,132	3,458,021	2,566,709	2,938,013
Expense reimbursement receivable from Lincoln Financial Investments Corporation	8,995	8,863	14,040	5,623	9,797	9,089	14,807	5,918
Dividends and interest receivable	237	398	196	714	261	494	332	536
Prepaid expenses	23	25	20	21	20	28	23	25
TOTAL ASSETS	4,937,089	5,939,108	4,606,324	4,817,101	4,776,860	6,867,919	5,063,569	5,677,274
LIABILITIES:
Options written, at value	81,787	152,947	141,090	172,827	221,980	350,052	217,387	246,834
Payable for audit fee	22,052	22,052	22,052	22,052	22,052	22,052	22,052	22,052
Payable for fund accounting fee	12,078	12,078	12,078	12,078	12,078	12,078	12,078	12,078
Due to manager and affiliates	3,367	3,857	2,956	3,134	3,076	4,541	3,418	3,651
Other accrued expenses payable	3,205	3,237	3,316	3,308	3,859	3,392	3,698	3,385
Payable for fund shares redeemed	380	972	425	564	315	398	390	1,737
TOTAL LIABILITIES	122,869	195,143	181,917	213,963	263,360	392,513	259,023	289,737
TOTAL NET ASSETS	$4,814,220	$5,743,965	$4,424,407	$4,603,138	$4,513,500	$6,475,406	$4,804,546	$5,387,537
Affiliated investments, at cost	$2,339,137	$2,784,801	$2,191,020	$2,357,096	$2,273,004	$3,000,410	$2,073,538	$2,575,069
Unaffiliated investments, at cost	2,309,255	2,881,823	2,267,475	2,398,149	2,256,104	3,307,580	2,491,426	2,864,006
Options written, premiums received	(188,534)	(206,768)	(147,632)	(109,658)	(185,934)	(257,828)	(163,919)	(134,851)
Standard Class:
Net Assets	$11,372	$11,721	$10,907	$11,141	$11,038	$11,437	$10,744	$11,506
Shares Outstanding	1,102	1,134	1,097	1,117	1,104	1,119	1,070	1,158
Net Asset Value Per Share	$10.323	$10.335	$9.944	$9.976	$9.999	$10.220	$10.042	$9.936
Service Class:
Net Assets	$4,802,848	$5,732,244	$4,413,500	$4,591,997	$4,502,462	$6,463,969	$4,793,802	$5,376,031
Shares Outstanding	465,755	555,417	445,712	462,356	452,128	635,727	478,060	545,134
Net Asset Value Per Share	$10.312	$10.321	$9.902	$9.932	$9.958	$10.168	$10.028	$9.862
Lincoln S&P 500 Funds-23

Lincoln S&P 500 Funds
Statements of Assets and Liabilities (continued)

	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$4,551,485	$5,525,516	$4,367,010	$4,517,532	$4,417,920	$6,218,870	$4,581,003	$5,257,820
Distributable earnings/(accumulated loss)	262,735	218,449	57,397	85,606	95,580	256,536	223,543	129,717
TOTAL NET ASSETS	$4,814,220	$5,743,965	$4,424,407	$4,603,138	$4,513,500	$6,475,406	$4,804,546	$5,387,537
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-24

Lincoln S&P 500 Funds
Statements of Operations
Year Ended December 31, 2023
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
INVESTMENT INCOME:
Dividends from affiliated investments	$35,541	$39,085	$29,944	$31,902	$32,315	$47,418	$35,255	$36,519
Dividends from unaffiliated investments	5,661	4,366	4,422	4,455	3,338	4,636	4,766	3,143
	41,202	43,451	34,366	36,357	35,653	52,054	40,021	39,662
EXPENSES:
Accounting and administration expenses	36,638	36,671	36,624	31,950	36,614	36,783	36,773	32,214
Professional fees	35,051	35,059	35,040	35,006	35,041	35,093	35,062	35,027
Management fees	23,610	25,174	22,014	21,233	22,224	31,590	29,714	26,684
Distribution fees-Service Class	14,988	15,982	13,973	13,476	14,106	20,065	18,873	16,943
Reports and statements to shareholders	4,069	4,259	13,892	4,773	3,860	3,762	15,729	5,121
Consulting fees	2,227	2,228	2,227	2,213	2,227	2,228	2,227	2,214
Pricing fees	1,315	1,321	1,320	1,320	1,321	1,320	1,321	1,320
Shareholder servicing fees	1,245	1,327	1,161	1,120	1,172	1,665	1,567	1,407
Custodian fees	501	473	696	296	955	829	1,719	396
Trustees’ fees and expenses	152	159	142	90	144	208	196	146
Index fees	146	108	115	99	118	216	278	65
Other	3,495	3,414	3,599	2,665	3,417	2,972	3,854	2,721
	123,437	126,175	130,803	114,241	121,199	136,731	147,313	124,258
Less:
Management fees waived	(5,151)	(5,493)	(4,803)	(4,633)	(4,849)	(6,892)	(6,483)	(5,822)
Expenses reimbursed	(78,399)	(78,153)	(88,813)	(73,741)	(78,807)	(76,462)	(90,623)	(73,354)
Total operating expenses	39,887	42,529	37,187	35,867	37,543	53,377	50,207	45,082
NET INVESTMENT INCOME (LOSS)	1,315	922	(2,821)	490	(1,890)	(1,323)	(10,186)	(5,420)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(27,554)	(13,335)	(47,250)	(6,324)	(2,767)	(89,504)	(202,243)	(75,975)
Sale of unaffiliated investments	13	15	13	14	12	20	21	14
Distributions from affiliated investment companies	61,112	67,328	53,889	56,727	55,461	81,923	60,306	65,813
Options purchased	(138,377)	(140,845)	(214,324)	80	(139,252)	(153,002)	(292,562)	2,854
Options written	227,860	255,722	253,270	210,636	193,836	275,382	318,930	266,295
Net realized gain (loss)	123,054	168,885	45,598	261,133	107,290	114,819	(115,548)	259,001
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	420,353	429,258	404,873	358,158	373,856	668,533	712,150	531,076
Options purchased	192,990	235,530	128,081	87,259	195,119	287,075	151,412	103,676
Options written	(33,003)	(128,529)	(45,963)	(101,581)	(220,658)	(325,485)	(196,759)	(186,792)
Lincoln S&P 500 Funds-25

Lincoln S&P 500 Funds
Statements of Operations (continued)

	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
Net change in unrealized appreciation (depreciation)	580,340	536,259	486,991	343,836	348,317	630,123	666,803	447,960
NET REALIZED AND UNREALIZED GAIN	703,394	705,144	532,589	604,969	455,607	744,942	551,255	706,961
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$704,709	$706,066	$529,768	$605,459	$453,717	$743,619	$541,069	$701,541
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-26

Lincoln S&P 500 Funds
Statements of Changes in Net Assets
	Lincoln S&P 500 Buffer Fund Feb		Lincoln S&P 500 Buffer Fund May		Lincoln Hedged S&P 500 Fund		Lincoln Hedged S&P 500 Fund 2
	Year Ended	2/18/22* to	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,315	$2,204	$922	$(1,793)	$(2,821)	$(2,394)	$490	$(2,970)
Net realized gain (loss)	123,054	114,168	168,885	164,721	45,598	162,953	261,133	212,175
Net change in unrealized appreciation (depreciation)	580,340	(194,151)	536,259	(345,671)	486,991	(418,846)	343,836	(360,571)
Net increase (decrease) in net assets resulting from operations	704,709	(77,779)	706,066	(182,743)	529,768	(258,287)	605,459	(151,366)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(425)	(544)	(387)	(786)	(318)	(471)	(387)	(622)
Service Class	(167,048)	(183,926)	(173,640)	(247,914)	(115,898)	(147,428)	(147,248)	(212,360)
	(167,473)	(184,470)	(174,027)	(248,700)	(116,216)	(147,899)	(147,635)	(212,982)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	9,999	—	—	—	—	—	—
Service Class	1,397,111	3,875,401	2,149,948	1,362,970	1,414,350	970,599	902,760	1,476,014
Reinvestment of dividends and distributions:
Standard Class	425	544	387	786	318	471	387	622
Service Class	167,048	183,926	173,640	247,914	115,898	147,428	147,248	212,360
	1,564,584	4,069,870	2,323,975	1,611,670	1,530,566	1,118,498	1,050,395	1,688,996
Cost of shares redeemed:
Service Class	(751,782)	(343,439)	(440,333)	(444,858)	(763,838)	(151,916)	(142,722)	(385,945)
	(751,782)	(343,439)	(440,333)	(444,858)	(763,838)	(151,916)	(142,722)	(385,945)
Increase (decrease) in net assets derived from capital share transactions	812,802	3,726,431	1,883,642	1,166,812	766,728	966,582	907,673	1,303,051
NET INCREASE (DECREASE) IN NET ASSETS	1,350,038	3,464,182	2,415,681	735,369	1,180,280	560,396	1,365,497	938,703
NET ASSETS:
Beginning of year	3,464,182	—	3,328,284	2,592,915	3,244,127	2,683,731	3,237,641	2,298,938
End of year	$4,814,220	$3,464,182	$5,743,965	$3,328,284	$4,424,407	$3,244,127	$4,603,138	$3,237,641

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-27

Lincoln S&P 500 Funds
Statements of Changes in Net Assets (continued)
	Lincoln S&P 500 Ultra Buffer Fund Feb		Lincoln S&P 500 Ultra Buffer Fund May		Lincoln Hedged S&P 500 Conservative Fund		Lincoln Hedged S&P 500 Conservative Fund 2
	Year Ended	2/18/22* to	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$(1,890)	$177	$(1,323)	$5,750	$(10,186)	$11,405	$(5,420)	$(5,962)
Net realized gain (loss)	107,290	121,836	114,819	175,056	(115,548)	146,993	259,001	308,600
Net change in unrealized appreciation (depreciation)	348,317	(146,689)	630,123	(221,493)	666,803	(258,750)	447,960	(328,029)
Net increase (decrease) in net assets resulting from operations	453,717	(24,676)	743,619	(40,687)	541,069	(100,352)	701,541	(25,391)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(252)	(717)	(369)	(665)	(130)	(404)	(143)	(1,182)
Service Class	(102,743)	(213,062)	(210,289)	(267,633)	(40,158)	(199,066)	(66,989)	(440,706)
	(102,995)	(213,779)	(210,658)	(268,298)	(40,288)	(199,470)	(67,132)	(441,888)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	—	10,000	—	—	—	—	—	—
Service Class	1,056,138	3,179,564	3,902,084	2,715,772	1,939,714	3,597,963	1,668,970	2,373,011
Reinvestment of dividends and distributions:
Standard Class	252	717	369	665	130	404	143	1,182
Service Class	102,743	213,062	210,289	267,633	40,158	199,066	66,989	440,706
	1,159,133	3,403,343	4,112,742	2,984,070	1,980,002	3,797,433	1,736,102	2,814,899
Cost of shares redeemed:
Service Class	(97,664)	(63,579)	(2,773,548)	(458,643)	(3,462,832)	(6,327)	(677,037)	(1,016,068)
	(97,664)	(63,579)	(2,773,548)	(458,643)	(3,462,832)	(6,327)	(677,037)	(1,016,068)
Increase (decrease) in net assets derived from capital share transactions	1,061,469	3,339,764	1,339,194	2,525,427	(1,482,830)	3,791,106	1,059,065	1,798,831
NET INCREASE (DECREASE) IN NET ASSETS	1,412,191	3,101,309	1,872,155	2,216,442	(982,049)	3,491,284	1,693,474	1,331,552
NET ASSETS:
Beginning of year	3,101,309	—	4,603,251	2,386,809	5,786,595	2,295,311	3,694,063	2,362,511
End of year	$4,513,500	$3,101,309	$6,475,406	$4,603,251	$4,804,546	$5,786,595	$5,387,537	$3,694,063

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-28

Lincoln S&P 500 Buffer Fund Feb
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund Feb Standard Class
	Year Ended 12/31/23	2/18/22[1] to 12/31/22

Net asset value, beginning of period	$9.100	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.038	0.038
Net realized and unrealized gain (loss)	1.583	(0.394)
Total from investment operations	1.621	(0.356)
Less dividends and distributions from:
Net investment income	(0.036)	(0.080)
Net realized gain	(0.362)	(0.464)
Total dividends and distributions	(0.398)	(0.544)
Net asset value, end of period	$10.323	$9.100
Total return[3]	17.87%	(3.53% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.53%	4.21%
Ratio of net investment income (loss) to average net assets	0.38%	0.45%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.57% )	(3.18% )
Portfolio turnover	13%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-29

Lincoln S&P 500 Buffer Fund Feb
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund Feb Service Class
	Year Ended 12/31/23	2/18/22[1] to 12/31/22

Net asset value, beginning of period	$9.094	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.003	0.008
Net realized and unrealized gain (loss)	1.580	(0.393)
Total from investment operations	1.583	(0.385)
Less dividends and distributions from:
Net investment income	(0.003)	(0.057)
Net realized gain	(0.362)	(0.464)
Total dividends and distributions	(0.365)	(0.521)
Net asset value, end of period	$10.312	$9.094
Total return[3]	17.46%	(3.82% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,803	$3,455
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.88%	4.56%
Ratio of net investment income (loss) to average net assets	0.03%	0.10%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.92% )	(3.53% )
Portfolio turnover	13%	6%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-30

Lincoln S&P 500 Buffer Fund May
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund May Standard Class
	Year Ended		5/21/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$9.133	$10.603	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.037	0.030	0.032
Net realized and unrealized gain (loss)	1.517	(0.737)	0.686
Total from investment operations	1.554	(0.707)	0.718
Less dividends and distributions from:
Net investment income	(0.031)	(0.048)	(0.115)
Net realized gain	(0.321)	(0.715)	—
Total dividends and distributions	(0.352)	(0.763)	(0.115)
Net asset value, end of period	$10.335	$9.133	$10.603
Total return[3]	17.03%	(6.55% )	7.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$10	$11
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.41%	3.84%	5.54%
Ratio of net investment income (loss) to average net assets	0.37%	0.28%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.46% )	(2.98% )	(4.46% )
Portfolio turnover	5%	11%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-31

Lincoln S&P 500 Buffer Fund May
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Buffer Fund May Service Class
	Year Ended		5/21/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$9.127	$10.602	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	0.002	(0.006)	0.010
Net realized and unrealized gain (loss)	1.515	(0.735)	0.686
Total from investment operations	1.517	(0.741)	0.696
Less dividends and distributions from:
Net investment income	(0.002)	(0.019)	(0.094)
Net realized gain	(0.321)	(0.715)	—
Total dividends and distributions	(0.323)	(0.734)	(0.094)
Net asset value, end of period	$10.321	$9.127	$10.602
Total return[3]	16.63%	(6.88% )	6.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,732	$3,318	$2,582
Ratio of expenses to average net assets[4]	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.76%	4.19%	5.89%
Ratio of net investment income (loss) to average net assets	0.02%	(0.07% )	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.81% )	(3.33% )	(4.81% )
Portfolio turnover	5%	11%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-32

Lincoln Hedged S&P 500 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged S&P 500 Fund Standard Class
	Year Ended		8/20/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.892	$10.278	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.027	0.027	0.043
Net realized and unrealized gain (loss)	1.324	(0.953)	0.353
Total from investment operations	1.351	(0.926)	0.396
Less dividends and distributions from:
Net investment income	(0.033)	—	(0.118)
Net realized gain	(0.266)	(0.460)	—
Total dividends and distributions	(0.299)	(0.460)	(0.118)
Net asset value, end of period	$9.944	$8.892	$10.278
Total return[3]	15.21%	(8.93% )	3.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$9	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.92%	4.06%	5.87%
Ratio of net investment income (loss) to average net assets	0.28%	0.26%	1.12%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.06% )	(3.22% )	(4.17% )
Portfolio turnover	15%	3%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-33

Lincoln Hedged S&P 500 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged S&P 500 Fund Service Class
	Year Ended		8/20/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.859	$10.277	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.007)	(0.008)	0.029
Net realized and unrealized gain (loss)	1.317	(0.950)	0.353
Total from investment operations	1.310	(0.958)	0.382
Less dividends and distributions from:
Net investment income	(0.001)	—	(0.105)
Net realized gain	(0.266)	(0.460)	—
Total dividends and distributions	(0.267)	(0.460)	(0.105)
Net asset value, end of period	$9.902	$8.859	$10.277
Total return[3]	14.80%	(9.24% )	3.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,414	$3,235	$2,673
Ratio of expenses to average net assets[4]	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.27%	4.41%	6.22%
Ratio of net investment income (loss) to average net assets	(0.07% )	(0.09% )	0.77%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.41% )	(3.57% )	(4.52% )
Portfolio turnover	15%	3%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-34

Lincoln Hedged S&P 500 Fund 2
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged S&P 500 Fund 2 Standard Class
	Year Ended		11/19/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.776	$10.037	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.034	0.023	0.053
Net realized and unrealized gain (loss)	1.523	(0.669)	0.048
Total from investment operations	1.557	(0.646)	0.101
Less dividends and distributions from:
Net investment income	(0.031)	—	(0.064)
Net realized gain	(0.326)	(0.615)	—
Total dividends and distributions	(0.357)	(0.615)	(0.064)
Net asset value, end of period	$9.976	$8.776	$10.037
Total return[3]	17.77%	(6.34% )	1.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$9	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.61%	3.91%	12.43%
Ratio of net investment income (loss) to average net assets	0.36%	0.25%	4.36%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.67% )	(3.08% )	(7.47% )
Portfolio turnover	2%	9%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-35

Lincoln Hedged S&P 500 Fund 2
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged S&P 500 Fund 2 Service Class
	Year Ended		11/19/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.746	$10.037	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	0.001	(0.010)	0.050
Net realized and unrealized gain (loss)	1.512	(0.666)	0.047
Total from investment operations	1.513	(0.676)	0.097
Less dividends and distributions from:
Net investment income	(0.001)	—	(0.060)
Net realized gain	(0.326)	(0.615)	—
Total dividends and distributions	(0.327)	(0.615)	(0.060)
Net asset value, end of period	$9.932	$8.746	$10.037
Total return[3]	17.35%	(6.66% )	0.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,592	$3,228	$2,289
Ratio of expenses to average net assets[4]	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.96%	4.26%	12.78%
Ratio of net investment income (loss) to average net assets	0.01%	(0.10% )	4.01%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.02% )	(3.43% )	(7.82% )
Portfolio turnover	2%	9%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-36

Lincoln S&P 500 Ultra Buffer Fund Feb
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Feb Standard Class
	Year Ended 12/31/23	2/18/22[1] to 12/31/22

Net asset value, beginning of period	$9.155	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.029	0.029
Net realized and unrealized gain (loss)	1.048	(0.157)
Total from investment operations	1.077	(0.128)
Less dividends and distributions from:
Net investment income	—	(0.071)
Net realized gain	(0.233)	(0.646)
Total dividends and distributions	(0.233)	(0.717)
Net asset value, end of period	$9.999	$9.155
Total return[3]	11.79%	(1.26% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.65%	4.26%
Ratio of net investment income (loss) to average net assets	0.30%	0.36%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.77% )	(3.32% )
Portfolio turnover	2%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-37

Lincoln S&P 500 Ultra Buffer Fund Feb
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund Feb Service Class
	Year Ended 12/31/23	2/18/22[1] to 12/31/22

Net asset value, beginning of period	$9.150	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.005)	0.001
Net realized and unrealized gain (loss)	1.046	(0.159)
Total from investment operations	1.041	(0.158)
Less dividends and distributions from:
Net investment income	—	(0.046)
Net realized gain	(0.233)	(0.646)
Total dividends and distributions	(0.233)	(0.692)
Net asset value, end of period	$9.958	$9.150
Total return[3]	11.39%	(1.56% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,502	$3,091
Ratio of expenses to average net assets[4]	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	3.00%	4.61%
Ratio of net investment income (loss) to average net assets	(0.05% )	0.01%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(2.12% )	(3.67% )
Portfolio turnover	2%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-38

Lincoln S&P 500 Ultra Buffer Fund May
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund May Standard Class
	Year Ended		5/21/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$9.315	$10.250	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.032	0.053	0.032
Net realized and unrealized gain (loss)	1.212	(0.339)	0.337
Total from investment operations	1.244	(0.286)	0.369
Less dividends and distributions from:
Net investment income	—	(0.064)	(0.119)
Net realized gain	(0.339)	(0.585)	—
Total dividends and distributions	(0.339)	(0.649)	(0.119)
Net asset value, end of period	$10.220	$9.315	$10.250
Total return[3]	13.39%	(2.73% )	3.69%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$10	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.03%	3.63%	5.53%
Ratio of net investment income (loss) to average net assets	0.32%	0.54%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.13% )	(2.51% )	(4.46% )
Portfolio turnover	45%	10%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-39

Lincoln S&P 500 Ultra Buffer Fund May
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln S&P 500 Ultra Buffer Fund May Service Class
	Year Ended		5/21/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$9.301	$10.247	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.002)	0.018	0.009
Net realized and unrealized gain (loss)	1.208	(0.338)	0.336
Total from investment operations	1.206	(0.320)	0.345
Less dividends and distributions from:
Net investment income	—	(0.041)	(0.098)
Net realized gain	(0.339)	(0.585)	—
Total dividends and distributions	(0.339)	(0.626)	(0.098)
Net asset value, end of period	$10.168	$9.301	$10.247
Total return[3]	13.00%	(3.06% )	3.45%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,464	$4,593	$2,376
Ratio of expenses to average net assets[4]	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.38%	3.98%	5.88%
Ratio of net investment income (loss) to average net assets	(0.03% )	0.19%	0.15%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.48% )	(2.86% )	(4.81% )
Portfolio turnover	45%	10%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-40

Lincoln Hedged S&P 500 Conservative Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged S&P 500 Conservative Fund Standard Class
	Year Ended		8/20/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$9.155	$10.089	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.017	0.075	0.042
Net realized and unrealized gain (loss)	0.993	(0.614)	0.172
Total from investment operations	1.010	(0.539)	0.214
Less dividends and distributions from:
Net investment income	(0.040)	(0.054)	(0.125)
Net realized gain	(0.083)	(0.341)	—
Total dividends and distributions	(0.123)	(0.395)	(0.125)
Net asset value, end of period	$10.042	$9.155	$10.089
Total return[3]	11.07%	(5.30% )	2.15%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$11	$10	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.38%	3.89%	6.25%
Ratio of net investment income (loss) to average net assets	0.16%	0.75%	1.09%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.64% )	(2.56% )	(4.58% )
Portfolio turnover	36%	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-41

Lincoln Hedged S&P 500 Conservative Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged S&P 500 Conservative Fund Service Class
	Year Ended		8/20/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$9.138	$10.089	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.018)	0.039	0.027
Net realized and unrealized gain (loss)	0.992	(0.611)	0.175
Total from investment operations	0.974	(0.572)	0.202
Less dividends and distributions from:
Net investment income	(0.001)	(0.038)	(0.113)
Net realized gain	(0.083)	(0.341)	—
Total dividends and distributions	(0.084)	(0.379)	(0.113)
Net asset value, end of period	$10.028	$9.138	$10.089
Total return[3]	10.69%	(5.63% )	2.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,794	$5,777	$2,285
Ratio of expenses to average net assets[4]	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.73%	4.24%	6.60%
Ratio of net investment income (loss) to average net assets	(0.19% )	0.40%	0.74%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.99% )	(2.91% )	(4.93% )
Portfolio turnover	36%	—%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-42

Lincoln Hedged S&P 500 Conservative Fund 2
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged S&P 500 Conservative Fund 2 Standard Class
	Year Ended		11/19/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.671	$9.994	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.022	0.017	0.054
Net realized and unrealized gain (loss)	1.368	(0.166)	0.002
Total from investment operations	1.390	(0.149)	0.056
Less dividends and distributions from:
Net investment income	—	—	(0.062)
Net realized gain	(0.125)	(1.174)	—
Total dividends and distributions	(0.125)	(1.174)	(0.062)
Net asset value, end of period	$9.936	$8.671	$9.994
Total return[3]	16.05%	(1.41% )	0.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$12	$10	$10
Ratio of expenses to average net assets[4]	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.21%	3.34%	12.41%
Ratio of net investment income (loss) to average net assets	0.24%	0.18%	4.38%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.39% )	(2.58% )	(7.45% )
Portfolio turnover	13%	22%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-43

Lincoln Hedged S&P 500 Conservative Fund 2
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	Lincoln Hedged S&P 500 Conservative Fund 2 Service Class
	Year Ended		11/19/21[1] to 12/31/21
	12/31/23	12/31/22
Net asset value, beginning of period	$8.637	$9.994	$10.000
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.010)	(0.017)	0.049
Net realized and unrealized gain (loss)	1.360	(0.166)	0.003
Total from investment operations	1.350	(0.183)	0.052
Less dividends and distributions from:
Net investment income	—	—	(0.058)
Net realized gain	(0.125)	(1.174)	—
Total dividends and distributions	(0.125)	(1.174)	(0.058)
Net asset value, end of period	$9.862	$8.637	$9.994
Total return[3]	15.65%	(1.75% )	0.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,376	$3,684	$2,352
Ratio of expenses to average net assets[4]	0.93%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	2.56%	3.69%	12.76%
Ratio of net investment income (loss) to average net assets	(0.11% )	(0.17% )	4.03%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(1.74% )	(2.93% )	(7.80% )
Portfolio turnover	13%	22%	—%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers and reimbursements by the manager. Performance would have been lower had the waivers and reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
Lincoln S&P 500 Funds-44

Lincoln S&P 500 Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the Lincoln S&P 500 Buffer Fund Feb, Lincoln S&P 500 Buffer Fund May, Lincoln Hedged S&P 500 Fund (formerly, Lincoln S&P 500 Buffer Fund Aug), Lincoln Hedged S&P 500 Fund 2 (formerly, Lincoln S&P 500 Buffer Fund Nov), Lincoln S&P 500 Ultra Buffer Fund Feb, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln Hedged S&P 500 Conservative Fund (formerly, Lincoln S&P 500 Ultra Buffer Fund Aug) and Lincoln Hedged S&P 500 Conservative Fund 2 (formerly, Lincoln S&P 500 Ultra Buffer Fund Nov) (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests about half of its assets in other open-end investment companies,  primarily the LVIP SSGA S&P 500 Index Fund (the “Underlying Funds”). Each Fund is advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)). The LVIP SSGA S&P 500 Index Fund, which is sub-advised by an unaffiliated sub-adviser, invests primarily in the securities that make up the S&P 500® Index and money market instruments. A significant portion of the Underlying Fund employs a passive investment style (i.e., index fund). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments and FLexible EXchange®Options (“FLEX Options”). Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective of the Lincoln S&P 500 Buffer Fund Feb, Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund Feb, and Lincoln S&P 500 Ultra Buffer Fund May is to seek, over a specified annual period (an “Outcome Period”), to provide returns that track those of the S&P 500 Price Return Index up to a cap, while providing a buffer against losses.
The investment objective of the Lincoln Hedged S&P 500 Fund, Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Conservative Fund and Lincoln Hedged S&P 500 Conservative Fund 2 is to seek long-term growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   FLexible EXchange® Options (“FLEX Options”) are valued based on the transaction prices executed by the Funds' sub-adviser, except on days in which the sub-adviser does not trade FLEX Options; on the days the sub-adviser does not trade FLEX Options, FLEX Options are valued using evaluated prices obtained from an approved pricing vendor.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023, and for all open tax years (years ended December 31, 2021- December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Lincoln S&P 500 Funds-45

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.55% of each Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.12% of each Fund's average daily net assets.   The agreement will continue at least through April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
LFI has contractually agreed to reimburse each Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.58% of the Fund’s average daily net assets for the Standard Class and 0.93% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2024	2025	2026	Total
Lincoln S&P 500 Buffer Fund Feb	$—	$81,025	$78,399	$159,424
Lincoln S&P 500 Buffer Fund May	$64,953	$91,320	$78,153	$234,426
Lincoln Hedged S&P 500 Fund	$45,451	$91,792	$88,813	$226,056
Lincoln Hedged S&P 500 Fund 2	$31,282	$90,303	$73,741	$195,326
Lincoln S&P 500 Ultra Buffer Fund Feb	$—	$79,911	$78,807	$158,718
Lincoln S&P 500 Ultra Buffer Fund May	$64,979	$90,255	$76,462	$231,696
Lincoln Hedged S&P 500 Conservative Fund	$45,500	$89,450	$90,623	$225,573
Lincoln Hedged S&P 500 Conservative Fund 2	$31,284	$92,456	$73,354	$197,094
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' defined outcome strategy. For these services, LFI, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2
Administrative	$337	$355	$316	$303
Legal	55	58	52	50

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
Administrative	$317	$450	$442	$381
Legal	52	74	72	63
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2
Printing and mailing	$7	$9	$9	$1

Lincoln S&P 500 Funds-46

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
Printing and mailing	$8	$10	$10	$2
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, each Fund had receivables due from and liabilities payable to affiliates as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2
Expense reimbursement receivable due from LFI	$8,995	$8,863	$14,040	$5,623
Management fees payable to LFI	1,791	2,052	1,573	1,668
Distribution fees payable to LFD	1,455	1,667	1,277	1,354
Shareholder servicing fees payable to Lincoln Life	121	138	106	112

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
Expense reimbursement receivable due from LFI	$9,797	$9,089	$14,807	$5,918
Management fees payable to LFI	1,637	2,415	1,818	1,942
Distribution fees payable to LFD	1,329	1,963	1,477	1,578
Shareholder servicing fees payable to Lincoln Life	110	163	123	131
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
At December 31, 2023, Lincoln Life directly owned the following percentages of each fund:
Lincoln Life
Lincoln S&P 500 Buffer Fund Feb	52.80%
Lincoln S&P 500 Buffer Fund May	45.23%
Lincoln Hedged S&P 500 Fund	55.01%
Lincoln Hedged S&P 500 Fund 2	54.06%
Lincoln S&P 500 Ultra Buffer Fund Feb	54.67%
Lincoln S&P 500 Ultra Buffer Fund May	39.23%
Lincoln Hedged S&P 500 Conservative Fund	49.90%
Lincoln Hedged S&P 500 Conservative Fund 2	47.70%
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2023, were as follows:
Lincoln S&P 500 Buffer Fund Feb
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-51.45%@
Equity Fund-51.45%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,537,543	$810,978	$264,260	$(27,554)	$420,353	$2,477,060	93,647	$35,541	$61,112

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln S&P 500 Funds-47

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln S&P 500 Buffer Fund May
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-50.97%@
Equity Fund-50.97%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,627,436	$989,079	$104,697	$(13,335)	$429,258	$2,927,741	110,686	$39,085	$67,328

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln Hedged S&P 500 Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-50.98%@
Equity Fund-50.98%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,520,304	$677,639	$300,161	$(47,250)	$404,873	$2,255,405	85,267	$29,944	$53,889

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln Hedged S&P 500 Fund 2
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-51.08%@
Equity Fund-51.08%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,553,924	$479,559	$34,107	$(6,324)	$358,158	$2,351,210	88,889	$31,902	$56,727

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln S&P 500 Ultra Buffer Fund Feb
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-52.77%@
Equity Fund-52.77%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,383,836	$671,584	$44,859	$(2,767)	$373,856	$2,381,650	90,040	$32,315	$55,461

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln S&P 500 Ultra Buffer Fund May
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-52.51%@
Equity Fund-52.51%@
✧✧LVIP SSGA S&P 500 Index Fund	$2,227,258	$1,881,304	$1,287,304	$(89,504)	$668,533	$3,400,287	128,550	$47,418	$81,923

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln S&P 500 Funds-48

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Hedged S&P 500 Conservative Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-51.66%@
Equity Fund-51.66%@
✧✧LVIP SSGA S&P 500 Index Fund	$2,650,886	$959,786	$1,638,881	$(202,243)	$712,150	$2,481,698	93,823	$35,255	$60,306

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
Lincoln Hedged S&P 500 Conservative Fund 2
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-50.73%@
Equity Fund-50.73%@
✧✧LVIP SSGA S&P 500 Index Fund	$1,781,276	$820,454	$324,049	$(75,975)	$531,076	$2,732,782	103,315	$36,519	$65,813

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2
Purchases	$810,978	$989,079	$677,639	$479,559
Sales	264,260	104,697	300,161	34,107

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
Purchases	$671,584	$1,881,304	$959,786	$820,454
Sales	44,859	1,287,304	1,638,881	324,049
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2
Cost of investments and derivatives	$4,674,443	$5,703,245	$4,479,721	$4,795,239
Aggregate unrealized appreciation of investments and derivatives	$388,794	$435,319	$284,166	$228,236
Aggregate unrealized depreciation of investments and derivatives	(276,923)	(329,000)	(241,007)	(274,118)
Net Unrealized Appreciation (Depreciation) of investments and derivatives	$111,871	$106,319	$43,159	$(45,882)

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
Cost of investments and derivatives	$4,531,875	$6,339,446	$4,564,964	$5,560,597
Aggregate unrealized appreciation of investments and derivatives	$487,079	$827,155	$621,796	$269,411
Aggregate unrealized depreciation of investments and derivatives	(381,200)	(458,733)	(213,635)	(233,219)
Net Unrealized Appreciation (Depreciation) of investments and derivatives	$105,879	$368,422	$408,161	$36,192
Lincoln S&P 500 Funds-49

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Lincoln S&P 500 Buffer Fund Feb
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,477,060	$—	$—	$2,477,060
Unaffiliated Investment Company	20,146	—	—	20,146
Options Purchased	—	2,430,628	—	2,430,628
Total Investments	$2,497,206	$2,430,628	$—	$4,927,834
Derivatives:
Liabilities:
Options Written	$—	$(81,787)	$—	$(81,787)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Buffer Fund May
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,927,741	$—	$—	$2,927,741
Unaffiliated Investment Company	80,788	—	—	80,788
Options Purchased	—	2,921,293	—	2,921,293
Total Investments	$3,008,529	$2,921,293	$—	$5,929,822
Derivatives:
Liabilities:
Options Written	$—	$(152,947)	$—	$(152,947)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Funds-50

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln Hedged S&P 500 Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,255,405	$—	$—	$2,255,405
Unaffiliated Investment Company	33,290	—	—	33,290
Options Purchased	—	2,303,373	—	2,303,373
Total Investments	$2,288,695	$2,303,373	$—	$4,592,068
Derivatives:
Liabilities:
Options Written	$—	$(141,090)	$—	$(141,090)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Hedged S&P 500 Fund 2
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,351,210	$—	$—	$2,351,210
Unaffiliated Investment Company	145,823	—	—	145,823
Options Purchased	—	2,313,710	—	2,313,710
Total Investments	$2,497,033	$2,313,710	$—	$4,810,743
Derivatives:
Liabilities:
Options Written	$—	$(172,827)	$—	$(172,827)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Ultra Buffer Fund Feb
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,381,650	$—	$—	$2,381,650
Unaffiliated Investment Company	47,942	—	—	47,942
Options Purchased	—	2,337,190	—	2,337,190
Total Investments	$2,429,592	$2,337,190	$—	$4,766,782
Derivatives:
Liabilities:
Options Written	$—	$(221,980)	$—	$(221,980)
There were no Level 3 investments at the beginning or end of the period.
Lincoln S&P 500 Funds-51

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Lincoln S&P 500 Ultra Buffer Fund May
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$3,400,287	$—	$—	$3,400,287
Unaffiliated Investment Company	65,492	—	—	65,492
Options Purchased	—	3,392,529	—	3,392,529
Total Investments	$3,465,779	$3,392,529	$—	$6,858,308
Derivatives:
Liabilities:
Options Written	$—	$(350,052)	$—	$(350,052)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Hedged S&P 500 Conservative Fund
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,481,698	$—	$—	$2,481,698
Unaffiliated Investment Company	71,608	—	—	71,608
Options Purchased	—	2,495,101	—	2,495,101
Total Investments	$2,553,306	$2,495,101	$—	$5,048,407
Derivatives:
Liabilities:
Options Written	$—	$(217,387)	$—	$(217,387)
There were no Level 3 investments at the beginning or end of the period.
Lincoln Hedged S&P 500 Conservative Fund 2
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$2,732,782	$—	$—	$2,732,782
Unaffiliated Investment Company	49,388	—	—	49,388
Options Purchased	—	2,888,625	—	2,888,625
Total Investments	$2,782,170	$2,888,625	$—	$5,670,795
Derivatives:
Liabilities:
Options Written	$—	$(246,834)	$—	$(246,834)
There were no Level 3 investments at the beginning or end of the period.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to straddle losses, options contracts and wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
Lincoln S&P 500 Funds-52

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2
Year ended December 31, 2023
Ordinary income	$32,065	$38,228	$16,736	$25,231
Long-term capital gains	135,408	135,799	99,480	122,404
Total	$167,473	$174,027	$116,216	$147,635
Year ended December 31, 2022
Ordinary income	$30,545	$39,005	$15,304	$39,267
Long-term capital gains	153,925	209,695	132,595	173,715
Total	$184,470	$248,700	$147,899	$212,982

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
Year ended December 31, 2023
Ordinary income	$6,276	$41,033	$8,065	$—
Long-term capital gains	96,719	169,625	32,223	67,132
Total	$102,995	$210,658	$40,288	$67,132
Year ended December 31, 2022
Ordinary income	$45,864	$47,750	$41,455	$116,050
Long-term capital gains	167,915	220,548	158,015	325,838
Total	$213,779	$268,298	$199,470	$441,888
In addition, each Fund declared a consent dividend for the year ended December 31, 2023 as follows; Lincoln S&P 500 Buffer Fund May $14,613, Lincoln S&P 500 Ultra Buffer Fund May $18,854, Lincoln Hedged S&P 500 Fund $26,070, Lincoln Hedged S&P 500 Fund 2 $17,274, Lincoln Hedged S&P 500 Conservative Fund 2 $37,542, Lincoln S&P 500 Buffer Fund Feb $12,618 and Lincoln S&P 500 Ultra Buffer Fund Feb $18,938.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2
Undistributed ordinary income	$117,691	$105,663	$58,135	$92,719
Undistributed long-term capital gains	180,144	158,493	91,642	142,300
Other temporary differences	(146,971)	(152,026)	(135,539)	(103,531)
Net unrealized appreciation (depreciation)	111,871	106,319	43,159	(45,882)
Distributable earnings/(accumulated loss)	$262,735	$218,449	$57,397	$85,606

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund	Lincoln Hedged S&P 500 Conservative Fund 2
Undistributed ordinary income	$53,572	$106,613	$64,824	$108,157
Undistributed long-term capital gains	82,790	158,867	158,719	164,473
Other temporary differences	(146,661)	(377,366)	(408,161)	(179,105)
Net unrealized appreciation (depreciation)	105,879	368,422	408,161	36,192
Distributable earnings/(accumulated loss)	$95,580	$256,536	$223,543	$129,717
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to consent dividend:
Lincoln S&P 500 Funds-53

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
	Lincoln S&P 500 Buffer Fund Feb	Lincoln S&P 500 Buffer Fund May	Lincoln Hedged S&P 500 Fund	Lincoln Hedged S&P 500 Fund 2
Distributable Earnings/(Accumulated Loss)	$(12,618)	$(14,599)	$(26,057)	$(17,274)
Paid-in capital	12,618	14,599	26,057	17,274

	Lincoln S&P 500 Ultra Buffer Fund Feb	Lincoln S&P 500 Ultra Buffer Fund May	Lincoln Hedged S&P 500 Conservative Fund 2
Distributable Earnings/(Accumulated Loss)	$(18,938)	$(18,855)	$(37,542)
Paid-in capital	18,938	18,855	37,542
At December 31, 2023, the Funds had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Lincoln S&P 500 Buffer Fund Feb		Lincoln S&P 500 Buffer Fund May		Lincoln Hedged S&P 500 Fund
	Year Ended	2/18/22* to	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	—	1,000	—	—	—	—
Service Class	144,676	395,731	218,769	137,985	148,983	103,514
Shares reinvested:
Standard Class	42	60	37	86	32	54
Service Class	16,316	20,373	16,852	27,088	11,751	16,716
	161,034	417,164	235,658	165,159	160,766	120,284
Shares redeemed:
Standard Class	—	—	—	—	—	—
Service Class	(75,114)	(36,227)	(43,751)	(45,087)	(80,147)	(15,239)
	(75,114)	(36,227)	(43,751)	(45,087)	(80,147)	(15,239)
Net increase	85,920	380,937	191,907	120,072	80,619	105,045

*	Date of commencement of operations.

	Lincoln Hedged S&P 500 Fund 2		Lincoln S&P 500 Ultra Buffer Fund Feb		Lincoln S&P 500 Ultra Buffer Fund May
	Year Ended		Year Ended	2/18/22* to	Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	—	—	—	1,000	—	—
Service Class	93,022	158,294	114,032	320,830	399,134	279,590
Shares reinvested:
Standard Class	39	72	26	78	36	71
Service Class	14,952	24,482	10,401	23,344	20,753	28,756
	108,013	182,848	124,459	345,252	419,923	308,417
Shares redeemed:
Standard Class	—	—	—	—	—	—
Service Class	(14,727)	(41,704)	(10,149)	(6,330)	(277,993)	(46,432)
	(14,727)	(41,704)	(10,149)	(6,330)	(277,993)	(46,432)
Net increase	93,286	141,144	114,310	338,922	141,930	261,985

*	Date of commencement of operations.

Lincoln S&P 500 Funds-54

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	Lincoln Hedged S&P 500 Conservative Fund		Lincoln Hedged S&P 500 Conservative Fund 2
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	—	—	—	—
Service Class	206,035	384,460	185,422	244,409
Shares reinvested:
Standard Class	13	45	15	137
Service Class	4,184	21,868	6,859	51,351
	210,232	406,373	192,296	295,897
Shares redeemed:
Standard Class	—	—	—	—
Service Class	(364,321)	(667)	(73,719)	(104,581)
	(364,321)	(667)	(73,719)	(104,581)
Net increase (decrease)	(154,089)	405,706	118,577	191,316
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Options Contracts–During the year ended December 31, 2023, the Funds entered into options contracts in the normal course of pursuing its investment objective and strategies. The Funds may buy or write options contracts for any number of reasons, including without limitation: to manage the Funds' exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Funds' overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Funds may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When a Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When a Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Funds on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Funds. The Funds, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Funds are subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Funds are subject to counterparty risk.
During the year ended December 31, 2023, the Funds used options contracts to adjust the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities and to receive premiums for writing options.
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln S&P 500 Buffer Fund Feb
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,430,628	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(81,787)
Total		$2,430,628		$(81,787)
Lincoln S&P 500 Funds-55

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(138,377)	$192,990
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	227,860	(33,003)
Total		$89,483	$159,987
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln S&P 500 Buffer Fund May
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,921,293	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(152,947)
Total		$2,921,293		$(152,947)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(140,845)	$235,530
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	255,722	(128,529)
Total		$114,877	$107,001
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln Hedged S&P 500 Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,303,373	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(141,090)
Total		$2,303,373		$(141,090)
Lincoln S&P 500 Funds-56

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(214,324)	$128,081
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	253,270	(45,963)
Total		$38,946	$82,118
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln Hedged S&P 500 Fund 2
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,313,710	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(172,827)
Total		$2,313,710		$(172,827)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$80	$87,259
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	210,636	(101,581)
Total		$210,716	$(14,322)
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln S&P 500 Ultra Buffer Fund Feb
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,337,190	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(221,980)
Total		$2,337,190		$(221,980)
Lincoln S&P 500 Funds-57

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(139,252)	$195,119
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	193,836	(220,658)
Total		$54,584	$(25,539)
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln S&P 500 Ultra Buffer Fund May
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$3,392,529	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(350,052)
Total		$3,392,529		$(350,052)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(153,002)	$287,075
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	275,382	(325,485)
Total		$122,380	$(38,410)
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln Hedged S&P 500 Conservative Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,495,101	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(217,387)
Total		$2,495,101		$(217,387)
Lincoln S&P 500 Funds-58

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$(292,562)	$151,412
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	318,930	(196,759)
Total		$26,368	$(45,347)
Fair values of derivative instruments as of December 31, 2023 were as follows:
Lincoln Hedged S&P 500 Conservative Fund 2
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Options purchased (Equity contracts)	Unaffiliated Investments, at value	$2,888,625	Unaffiliated Investments, at value	$—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(246,834)
Total		$2,888,625		$(246,834)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	$2,854	$103,676
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	266,295	(186,792)
Total		$269,149	$(83,116)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
	Options Contracts (Average Value)	Options Contracts (Average Value)
Lincoln S&P 500 Buffer Fund Feb	$2,193,130	$92,855
Lincoln S&P 500 Buffer Fund May	2,330,885	98,327
Lincoln Hedged S&P 500 Fund	2,052,372	76,998
Lincoln Hedged S&P 500 Fund 2	1,960,868	72,009
Lincoln S&P 500 Ultra Buffer Fund Feb	2,095,755	124,105
Lincoln S&P 500 Ultra Buffer Fund May	2,943,927	177,322
Lincoln Hedged S&P 500 Conservative Fund	2,824,714	84,658
Lincoln Hedged S&P 500 Conservative Fund 2	2,492,651	121,278
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
Lincoln S&P 500 Funds-59

Lincoln S&P 500 Funds
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
At a meeting held June 6-7, 2023, the Funds Board approved a proposal to change each Fund’s name as noted in the chart below:
New Fund Name	Former Fund Name	Effective Date
Lincoln Hedged S&P 500 Conservative Fund 3	Lincoln S&P 500 Ultra Buffer Fund Feb	February 16, 2024
Lincoln Hedged S&P 500 Conservative Fund 4	Lincoln S&P 500 Ultra Buffer Fund May	May 17, 2024
Lincoln Hedged S&P 500 Fund 3	Lincoln S&P 500 Buffer Fund Feb	February 16, 2024
Lincoln Hedged S&P 500 Fund 4	Lincoln S&P 500 Buffer Fund May	May 17, 2024
Effective February 20, 2024. The names of the below funds were changed as follows:
Lincoln Hedged S&P 500 Fund 4	Lincoln Hedged S&P 500 Fund	February 20, 2024
Lincoln Hedged S&P 500 Conservative Fund 4	Lincoln Hedged S&P 500 Conservative Fund	February 20, 2024
Each Fund will have a new investment objective and principal investment strategy effective on the date of the name change. Each Fund’s investment objective will be to seek long-term growth of capital.
Management has determined that no additional events or transactions occurred that would require recognition or disclosure in the Funds financial statements.
Lincoln S&P 500 Funds-60

Report of Independent Registered Public Accounting Firm
To the Shareholders of Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln Hedged S&P 500 Fund, Lincoln Hedged S&P 500 Conservative Fund, Lincoln Hedged S&P 500 Fund 2, Lincoln Hedged S&P 500 Conservative Fund 2, Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of Lincoln S&P 500 Buffer Fund May, Lincoln S&P 500 Ultra Buffer Fund May, Lincoln Hedged S&P 500 Fund (formerly Lincoln S&P 500 Buffer Fund Aug), Lincoln Hedged S&P 500 Conservative Fund (formerly Lincoln S&P 500 Ultra Buffer Fund Aug), Lincoln Hedged S&P 500 Fund 2 (formerly Lincoln S&P 500 Buffer Fund Nov), Lincoln Hedged S&P 500 Conservative Fund 2 (formerly Lincoln S&P 500 Ultra Buffer Fund Nov), Lincoln S&P 500 Buffer Fund Feb and Lincoln S&P 500 Ultra Buffer Fund Feb (collectively referred to as the “Funds”), (eight of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (eight of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, and the results of their operations, changes in net assets, and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.
Individual fund constituting Lincoln Variable Insurance Products Trust	Statements of operations	Statements of changes in net assets	Financial highlights
Lincoln S&P 500 Buffer Fund May Lincoln S&P 500 Ultra Buffer Fund May	For the year ended December 31, 2023	For each of the two years in the period ended December 31,2023	For each of the two years in the period ended December 31, 2023 and the period from May 21, 2021 (commencement of operations) through December 31, 2021
Lincoln Hedged S&P 500 Fund Lincoln Hedged S&P 500 Conservative Fund	For the year ended December 31, 2023	For each of the two years in the period ended December 31,2023	For each of the two years in the period ended December 31, 2023 and the period from August 20, 2021 (commencement of operations) through December 31, 2021
Lincoln Hedged S&P 500 Fund 2 Lincoln Hedged S&P 500 Conservative Fund 2	For the year ended December 31, 2023	For each of the two years in the period ended December 31,2023	For each of the two years in the period ended December 31, 2023 and the period from November 19, 2021 (commencement of operations) through December 31, 2021
Lincoln S&P 500 Buffer Fund Feb Lincoln S&P 500 Ultra Buffer Fund Feb	For the year ended December 31, 2023	For the year ended December 31, 2023 and period from February 18, 2022 (commencement of operations) through December 31, 2022
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits
Lincoln S&P 500 Funds–61

Report of Independent Registered Public Accounting Firm
also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
Lincoln S&P 500 Funds–62

Lincoln S&P 500 Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc., an independent provider of investment company data, and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadviser provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for each Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  The Board considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
The Board noted that it had approved changes (to become effective upon the closing of each Fund’s current outcome period) to each Fund’s name and principal investment strategy. The changes would transition the Fund from employing a defined outcome strategy that seeks to produce investment outcomes over a one-year period based on the return of the S&P 500 Price Return Index (“Underlying Index”) to employing a hedged equity strategy, which will continue to utilize a combination of FLEX Options and an LVIP Index Fund to track the performance of the Underlying Index. The Board concluded that the services provided by LFI were satisfactory.
Performance.The Board considered that each Fund has a limited performance history.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for the one-year period ended March 31, 2023.  The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category. The Board considered that LFI actively monitors the Funds’ performance through quarterly reports and works with the Investment Committee of the Board in analyzing performance issues.  The Board noted management’s representation that each Fund was performing as expected and for those Funds that had completed a defined outcome period, that the Funds had achieved the predefined investment outcome.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Funds, and has delegated those duties to Milliman Financial Risk Management LLC (“Milliman”).  The Board noted the ongoing oversight activities performed by LFI, including review of returns, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored Milliman’s investment performance.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund.  The Board considered that LFI had implemented advisory fee waivers for each Fund through April 30, 2024.  The Board noted that the net investment management fee for each Fund was lower than the median net investment management fee of the respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee was reasonable.
Lincoln S&P 500 Funds-63

Lincoln S&P 500 Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board also considered that LFI had implemented advisory fee waivers and expense limitations for each Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the backgrounds of the investment professionals servicing the Funds and the reputation, resources and investment approach of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  With respect to performance, the Board considered that each Fund had a limited performance history. The Board also considered that Milliman’s responsibility was to implement the stated investment strategy for each Fund and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the strategy. The Board also considered that the strategy was designed to buffer the Funds from losses and produce returns that track those of the Underlying Index up to the cap.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds. The Board concluded that the services provided by Milliman were satisfactory.
Sub-Advisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule for Milliman and considered that the sub-advisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party, and that LFI would compensate Milliman from its fees.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board noted that the proposed sub-advisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party, and that LFI would compensate Milliman from its fees.  The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume, among them trading, operations, compliance and research and that Milliman may receive intangible benefits from association with the Funds, such as favorable publicity in relevant markets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
Lincoln S&P 500 Funds-64

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

Lincoln S&P 500 Funds-65

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
Lincoln S&P 500 Funds-66

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

Lincoln S&P 500 Funds-67

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Lincoln S&P 500 Funds-68

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
Lincoln S&P 500 Funds-69

LVIP Aggressive Growth Allocation Managed Risk Funds
LVIP Global Aggressive Growth Allocation Managed Risk Fund
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Aggressive Growth Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 14.09% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Global Aggressive Growth Blended Composite1, returned 18.04% and its broad-based benchmark index, the Russell 1000® Index2, returned 26.53%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index3 and the Bloomberg U.S. Treasury Index4 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index5 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index6 returned 26.3% during 2023, while the Nasdaq® Composite Index7 returned 44.6% over that same period. As measured by the CBOE Volatility Index8 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index9, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP Global Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed, passive index and multi-factor funds.
The performance of the Fund and its underlying funds were impacted by varied market conditions during 2023, most notably the dispersion of returns between growth and value styles.  During 2023, equity allocations to domestic growth-oriented funds generally contributed positively to performance.  Conversely, equity allocations to domestic value-oriented funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year.  Within fixed income, allocations to short duration bonds detracted from Fund returns while actively managed core bond funds performed largely in line with the fixed income index component of the Fund’s composite benchmark.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility and provide capital protection. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay reduced Fund volatility but had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments Corporation:	Alex Zeng Lu Fan Jay Shearon
Milliman Financial Risk Management LLC:	Jeff Greco Adam Schenck Ruby Shi Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/23

LVIP Global Aggressive Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Aggressive Growth Allocation Managed Risk Fund - Service Class
Global Aggressive Growth Blended Composite
Russell 1000® Index
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
11/1/18
12/31/23
$19,079
$15,454
$12,748
$12,585

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested,
LVIP Aggressive Growth Allocation Managed Risk Funds-1

LVIP Global Aggressive Growth Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited) (continued)
would have increased to $12,748 for the Standard Class shares and to $12,585 for the Service Class shares. For comparison, look at how the Global Aggressive Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $15,454 and $19,079, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 14.09%
Five Years	+ 5.66%
Inception (11/1/18)	+ 4.81%
Service Class Shares
One Year	+ 13.80%
Five Years	+ 5.40%
Inception (11/1/18)	+ 4.55%
1. The Global Aggressive Growth Blended Composite is constructed as follows: 37% Russell 1000® Index, 23% MSCI EAFE®NR Index, 20% Bloomberg U.S. Aggregate Bond Index, 10% Russell Midcap® Index, 5% Russell 2000® Index, and 5% MSCI Emerging Markets NR Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
4. The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
6. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
7. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
8. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
9. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Aggressive Growth Allocation Managed Risk Funds-2

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
The Fund returned 15.80% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the U.S. Aggressive Allocation Blended Composite1, returned 19.90% and its broad-based benchmark index, the Russell 1000® Index2, returned 26.53%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index3 and the Bloomberg U.S. Treasury Index4 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index5 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index6 returned 26.3% during 2023, while the Nasdaq® Composite Index7 returned 44.6% over that same period. As measured by the CBOE Volatility Index8 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500®Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index9, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP U.S. Aggressive Growth Allocation Managed Risk Fund operates in a fund of funds structure and is designed to give broad exposure to domestic equities and fixed income securities by investing in a combination of actively managed, passive index and multi-factor funds.
The performance of the Fund and its underlying funds were impacted by varied market conditions during 2023, most notably the dispersion of returns between growth and value styles.  From a return standpoint, domestic equities broadly outperformed fixed income on a relative basis.  During 2023, equity allocations to growth-oriented funds generally contributed positively to performance.  Conversely, equity allocations to value-oriented large and small cap actively managed funds generally detracted as they underperformed their respective equity indexes within the composite benchmark.  Within fixed income, allocations to short duration bonds detracted from Fund returns while actively managed core bond funds performed largely in line with the fixed income index component of the Fund’s composite benchmark.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility and provide capital protection. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay reduced Fund volatility but had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments Corporation:	Alex Zeng Jay Shearon Lu Fan
Milliman Financial Risk Management LLC:	Jeff Greco Adam Schenck Ruby Shi Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 11/1/18 through 12/31/23

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Standard Class
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund - Service Class
U.S. Aggressive Allocation Blended Composite
Russell 1000® Index
$22,000
$21,000
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
11/1/18
12/31/23
$19,079
$16,681
$13,290
$13,122

This chart illustrates, hypothetically, that $10,000 was invested in LVIP U.S. Aggressive Growth Allocation Managed Risk Fund shares on 11/1/18 (commencement of operations). As the chart shows, by 12/31/23, the value of the
LVIP Aggressive Growth Allocation Managed Risk Funds-3

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited) (continued)
investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,290 for the Standard Class shares and to $13,122 for the Service Class shares. For comparison, look at how the U.S. Aggressive Allocation Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $16,681 and $19,079, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 15.80%
Five Years	+ 6.63%
Inception (11/1/18)	+ 5.66%
Service Class Shares
One Year	+ 15.52%
Five Years	+ 6.37%
Inception (11/1/18)	+ 5.40%
1. The U.S. Aggressive Allocation Blended Composite is constructed as follows: 56% Russell 1000® Index, 20% Bloomberg U.S. Aggregate Bond Index, 16% Russell Midcap® Index, and 8% Russell 2000® Index.
2. The Russell 1000® Index measures the performance of the largest 1,000 U.S. companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
3. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
4. The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
5. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
6. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
7. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
8. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
9. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Aggressive Growth Allocation Managed Risk Funds-4

LVIP Aggressive Growth Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers and reimbursements in effect.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,058.10	0.33%	$1.71
Service Class Shares	1,000.00	1,056.70	0.58%	3.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.33%	$1.68
Service Class Shares	1,000.00	1,022.30	0.58%	2.96
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,066.00	0.32%	$1.67
Service Class Shares	1,000.00	1,064.70	0.57%	2.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.50	0.32%	$1.63
Service Class Shares	1,000.00	1,022.30	0.57%	2.91

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Aggressive Growth Allocation Managed Risk Funds-5

LVIP Aggressive Growth Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	96.79%
Investment Companies	96.79%
Equity Funds	49.36%
Fixed Income Funds	19.04%
Global Equity Fund	0.86%
International Equity Funds	27.53%
Unaffiliated Investment	3.11%
Investment Company	3.11%
Money Market Fund	3.11%
Total Investments	99.90%
Receivables and Other Assets Net of Liabilities	0.10%
Total Net Assets	100.00%
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	96.41%
Investment Companies	96.41%
Equity Funds	76.72%
Fixed Income Funds	18.93%
Global Equity Fund	0.76%
Unaffiliated Investment	3.53%
Investment Company	3.53%
Money Market Fund	3.53%
Total Investments	99.94%
Receivables and Other Assets Net of Liabilities	0.06%
Total Net Assets	100.00%
LVIP Aggressive Growth Allocation Managed Risk Funds-6

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–96.79%
INVESTMENT COMPANIES–96.79%
Equity Funds–49.36%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Channing Small Cap Value Fund	178,910	$2,032,057
LVIP Delaware Mid Cap Value Fund	147,028	5,876,406
LVIP Delaware U.S. Growth Fund	59,947	633,282
LVIP Delaware Value Fund	715,405	18,054,673
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	1,363,156	16,806,346
LVIP SSGA Mid-Cap Index Fund	1,178,559	14,475,066
LVIP SSGA Nasdaq-100 Index Fund	213,570	2,543,624
LVIP SSGA S&P 500 Index Fund	1,483,358	39,236,300
LVIP SSGA Small-Cap Index Fund	366,780	11,409,043
LVIP T. Rowe Price Growth Stock Fund	257,996	13,182,577
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	203,957	5,874,783
		130,124,157
Fixed Income Funds–19.04%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	267,426	2,444,275
LVIP Delaware Bond Fund	1,931,670	22,654,624
LVIP JPMorgan Core Bond Fund	1,659,425	16,386,823
LVIP SSGA Bond Index Fund	871,626	8,721,483
		50,207,205
Global Equity Fund–0.86%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Real Estate Fund	302,172	2,269,612
		2,269,612
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
International Equity Funds–27.53%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	307,405	$2,253,279
LVIP Franklin Templeton Multi-Factor International Equity Fund	805,225	6,479,643
LVIP Loomis Sayles Global Growth Fund	340,206	5,155,823
LVIP MFS International Growth Fund	813,355	15,629,424
LVIP Mondrian International Value Fund	1,068,957	17,741,489
LVIP SSGA Emerging Markets Equity Index Fund	1,029,591	10,311,357
LVIP SSGA International Index Fund	1,435,374	15,016,883
		72,587,898
Total Affiliated Investments (Cost $232,493,557)		255,188,872

UNAFFILIATED INVESTMENT–3.11%
INVESTMENT COMPANY–3.11%
Money Market Fund–3.11%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	8,209,027	8,209,027
Total Unaffiliated Investment (Cost $8,209,027)		8,209,027

TOTAL INVESTMENTS–99.90% (Cost $240,702,584)	263,397,899
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.10%	260,656
NET ASSETS APPLICABLE TO 24,988,097 SHARES OUTSTANDING–100.00%	$263,658,555

✧✧Standard Class shares.
LVIP Aggressive Growth Allocation Managed Risk Funds-7

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	Australian Dollar	$68,305	$65,835	3/18/24	$2,470	$—
3	British Pound	239,081	234,865	3/18/24	4,216	—
5	Euro	692,188	676,254	3/18/24	15,934	—
4	Japanese Yen	358,800	349,208	3/18/24	9,592	—
					32,212	—
Equity Contracts:
11	E-mini MSCI Emerging Markets Index	568,535	543,368	3/15/24	25,167	—
5	E-mini Russell 2000 Index	511,925	475,541	3/15/24	36,384	—
13	E-mini S&P 500 Index	3,133,000	3,029,030	3/15/24	103,970	—
5	E-mini S&P MidCap 400 Index	1,404,750	1,330,324	3/15/24	74,426	—
18	Euro STOXX 50 Index	902,744	910,605	3/15/24	—	(7,861)
3	FTSE 100 Index	296,605	290,718	3/15/24	5,887	—
2	OMXS 30 Index	47,615	46,513	1/19/24	1,102	—
1	SPI 200 Index	129,220	127,074	3/21/24	2,146	—
2	TOPIX Index	335,603	334,541	3/7/24	1,062	—
					250,144	(7,861)
Total Futures Contracts					$282,356	$(7,861)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-8

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–96.41%
INVESTMENT COMPANIES–96.41%
Equity Funds–76.72%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Baron Growth Opportunities Fund	62,523	$4,727,881
LVIP Channing Small Cap Value Fund	197,771	2,246,286
LVIP Delaware U.S. Growth Fund	88,724	937,284
LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	343,410	3,951,955
LVIP MFS Value Fund	597,631	30,243,122
LVIP SSGA Mid-Cap Index Fund	555,240	6,819,461
LVIP SSGA Nasdaq-100 Index Fund	158,040	1,882,251
LVIP SSGA S&P 500 Index Fund	1,622,202	42,908,871
LVIP SSGA Small-Cap Index Fund	299,151	9,305,384
LVIP T. Rowe Price Growth Stock Fund	540,882	27,636,913
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	275,130	7,924,852
LVIP Wellington SMID Cap Value Fund	474,011	12,023,291
		150,607,551
Fixed Income Funds–18.93%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	197,874	1,808,568
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
✧✧Lincoln Variable Insurance Products Trust- (continued)
LVIP Delaware Bond Fund	1,367,621	$16,039,463
LVIP JPMorgan Core Bond Fund	1,222,478	12,071,972
LVIP SSGA Bond Index Fund	722,926	7,233,592
		37,153,595
Global Equity Fund–0.76%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Real Estate Fund	197,397	1,482,649
		1,482,649
Total Affiliated Investments (Cost $163,940,438)		189,243,795

UNAFFILIATED INVESTMENT–3.53%
INVESTMENT COMPANY–3.53%
Money Market Fund–3.53%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	6,935,008	6,935,008
Total Unaffiliated Investment (Cost $6,935,008)		6,935,008

TOTAL INVESTMENTS–99.94% (Cost $170,875,446)	196,178,803
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.06%	122,683
NET ASSETS APPLICABLE TO 17,546,241 SHARES OUTSTANDING–100.00%	$196,301,486

✧✧Standard Class shares.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
7	E-mini Russell 2000 Index	$716,695	$665,822	3/15/24	$50,873	$—
13	E-mini S&P 500 Index	3,133,000	3,029,030	3/15/24	103,970	—
3	E-mini S&P MidCap 400 Index	842,850	798,177	3/15/24	44,673	—
Total Futures Contracts					$199,516	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

LVIP Aggressive Growth Allocation Managed Risk Funds-9

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Schedule of Investments (continued)

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-10

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2023
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$255,188,872	$189,243,795
Unaffiliated investments, at value	8,209,027	6,935,008
Cash collateral held at broker for futures contracts	413,145	244,200
Receivable for fund shares sold	220,927	52,636
Dividends and interest receivable	36,013	30,654
Prepaid expenses	1,110	857
Expense reimbursement receivable from Lincoln Financial Investments Corporation	558	2,699
TOTAL ASSETS	264,069,652	196,509,849
LIABILITIES:
Payable for securities purchased	205,518	27,774
Due to manager and affiliates	113,737	83,635
Variation margin due to broker on futures contracts	27,678	26,909
Payable for audit fee	22,140	22,140
Other accrued expenses payable	16,560	7,496
Payable for fund accounting fee	16,412	16,405
Payable for fund shares redeemed	9,052	24,004
TOTAL LIABILITIES	411,097	208,363
TOTAL NET ASSETS	$263,658,555	$196,301,486
Affiliated investments, at cost	$232,493,557	$163,940,438
Unaffiliated investments, at cost	8,209,027	6,935,008
Standard Class:
Net Assets	$2,557,459	$1,189,230
Shares Outstanding	241,684	106,051
Net Asset Value Per Share	$10.582	$11.214
Service Class:
Net Assets	$261,101,096	$195,112,256
Shares Outstanding	24,746,413	17,440,190
Net Asset Value Per Share	$10.551	$11.188
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$266,760,817	$189,055,971
Distributable earnings/(accumulated loss)	(3,102,262)	7,245,515
TOTAL NET ASSETS	$263,658,555	$196,301,486
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-11

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$4,816,480	$2,459,060
Dividends from unaffiliated investments	368,080	336,505
	5,184,560	2,795,565
EXPENSES:
Management fees	577,307	452,536
Distribution fees-Service Class	571,045	449,794
Accounting and administration expenses	70,299	63,365
Shareholder servicing fees	66,967	52,494
Professional fees	43,868	38,948
Custodian fees	15,974	10,424
Trustees’ fees and expenses	8,305	6,586
Consulting fees	5,214	5,171
Reports and statements to shareholders	4,491	4,548
Pricing fees	1,015	384
Other	7,397	6,228
	1,371,882	1,090,478
Less:
Management fees waived	(11,546)	(27,152)
Expenses reimbursed	(38,793)	(43,337)
Total operating expenses	1,321,543	1,019,989
NET INVESTMENT INCOME	3,863,017	1,775,576
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(5,563,757)	(5,892,231)
Sale of unaffiliated investments	71,262	59,655
Distributions from affiliated investment companies	5,087,891	4,838,998
Foreign currencies	13,512	—
Futures contracts	(4,425,736)	(3,461,308)
Net realized loss	(4,816,828)	(4,454,886)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	32,208,039	29,846,482
Foreign currencies	(7,014)	—
Futures contracts	(375,758)	(788,069)
Net change in unrealized appreciation (depreciation)	31,825,267	29,058,413
NET REALIZED AND UNREALIZED GAIN	27,008,439	24,603,527
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,871,456	$26,379,103
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-12

LVIP Aggressive Growth Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,863,017	$3,601,221	$1,775,576	$1,536,470
Net realized gain (loss)	(4,816,828)	(4,802,685)	(4,454,886)	35,622
Net change in unrealized appreciation (depreciation)	31,825,267	(48,890,467)	29,058,413	(46,617,369)
Net increase (decrease) in net assets resulting from operations	30,871,456	(50,091,931)	26,379,103	(45,045,277)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(43,141)	(97,546)	(15,687)	(40,668)
Service Class	(3,849,588)	(7,650,862)	(2,126,854)	(6,280,176)
Return of capital:
Standard Class	—	(2,621)	(326)	(1,700)
Service Class	—	(196,834)	(53,462)	(262,733)
	(3,892,729)	(7,947,863)	(2,196,329)	(6,585,277)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	194,305	113,960	109,043	326,074
Service Class	40,704,507	31,547,760	22,893,430	35,228,227
Reinvestment of dividends and distributions:
Standard Class	43,141	100,167	16,013	42,368
Service Class	3,849,588	7,847,696	2,180,316	6,542,909
	44,791,541	39,609,583	25,198,802	42,139,578
Cost of shares redeemed:
Standard Class	(391,730)	(633,968)	(94,538)	(290,512)
Service Class	(17,941,578)	(17,742,734)	(22,489,653)	(21,854,557)
	(18,333,308)	(18,376,702)	(22,584,191)	(22,145,069)
Increase in net assets derived from capital share transactions	26,458,233	21,232,881	2,614,611	19,994,509
NET INCREASE (DECREASE) IN NET ASSETS	53,436,960	(36,806,913)	26,797,385	(31,636,045)
NET ASSETS:
Beginning of year	210,221,595	247,028,508	169,504,101	201,140,146
End of year	$263,658,555	$210,221,595	$196,301,486	$169,504,101
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-13

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.434	$12.214	$11.197	$10.710	$9.502
Income (loss) from investment operations:
Net investment income[1]	0.191	0.197	0.213	0.166	0.385
Net realized and unrealized gain (loss)	1.139	(2.585)	1.431	0.522	1.274
Total from investment operations	1.330	(2.388)	1.644	0.688	1.659
Less dividends and distributions from:
Net investment income	(0.182)	(0.231)	(0.371)	(0.201)	(0.418)
Net realized gain	—	(0.152)	(0.256)	—	(0.018)
Return of capital	—	(0.009)	—	—	(0.015)
Total dividends and distributions	(0.182)	(0.392)	(0.627)	(0.201)	(0.451)
Net asset value, end of period	$10.582	$9.434	$12.214	$11.197	$10.710
Total return[2]	14.09%	(19.54% )	14.73%	6.44%	17.46%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,557	$2,429	$3,628	$2,781	$2,092
Ratio of expenses to average net assets[3]	0.33%	0.33%	0.33%	0.33%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.35%	0.36%	0.35%	0.39%	0.51%
Ratio of net investment income to average net assets	1.92%	1.88%	1.74%	1.60%	3.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.90%	1.85%	1.73%	1.54%	3.53%
Portfolio turnover	31%	22%	15%	29%	32%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-14

LVIP Global Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.410	$12.183	$11.174	$10.694	$9.500
Income (loss) from investment operations:
Net investment income[1]	0.165	0.169	0.182	0.139	0.360
Net realized and unrealized gain (loss)	1.134	(2.576)	1.428	0.519	1.273
Total from investment operations	1.299	(2.407)	1.610	0.658	1.633
Less dividends and distributions from:
Net investment income	(0.158)	(0.205)	(0.345)	(0.178)	(0.406)
Net realized gain	—	(0.152)	(0.256)	—	(0.018)
Return of capital	—	(0.009)	—	—	(0.015)
Total dividends and distributions	(0.158)	(0.366)	(0.601)	(0.178)	(0.439)
Net asset value, end of period	$10.551	$9.410	$12.183	$11.174	$10.694
Total return[2]	13.80%	(19.74% )	14.45%	6.16%	17.19%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$261,101	$207,793	$243,401	$162,522	$102,807
Ratio of expenses to average net assets[3]	0.58%	0.58%	0.58%	0.58%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.60%	0.61%	0.60%	0.64%	0.76%
Ratio of net investment income to average net assets	1.67%	1.63%	1.49%	1.35%	3.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.65%	1.60%	1.48%	1.29%	3.28%
Portfolio turnover	31%	22%	15%	29%	32%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-15

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.815	$13.047	$11.478	$10.739	$9.503
Income (loss) from investment operations:
Net investment income[1]	0.128	0.122	0.130	0.126	0.231
Net realized and unrealized gain (loss)	1.424	(2.935)	1.952	0.789	1.513
Total from investment operations	1.552	(2.813)	2.082	0.915	1.744
Less dividends and distributions from:
Net investment income	(0.150)	(0.137)	(0.327)	(0.176)	(0.485)
Net realized gain	—	(0.266)	(0.186)	—	(0.020)
Return of capital	(0.003)	(0.016)	—	—	(0.003)
Total dividends and distributions	(0.153)	(0.419)	(0.513)	(0.176)	(0.508)
Net asset value, end of period	$11.214	$9.815	$13.047	$11.478	$10.739
Total return[2]	15.80%	(21.56% )	18.18%	8.53%	18.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,189	$1,010	$1,274	$865	$151
Ratio of expenses to average net assets[3]	0.32%	0.32%	0.32%	0.32%	0.33%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.36%	0.36%	0.36%	0.40%	0.52%
Ratio of net investment income to average net assets	1.22%	1.11%	1.02%	1.20%	2.17%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.18%	1.07%	0.99%	1.12%	1.98%
Portfolio turnover	27%	28%	18%	32%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-16

LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.794	$13.019	$11.459	$10.727	$9.502
Income (loss) from investment operations:
Net investment income[1]	0.101	0.094	0.098	0.100	0.201
Net realized and unrealized gain (loss)	1.420	(2.926)	1.946	0.785	1.517
Total from investment operations	1.521	(2.832)	2.044	0.885	1.718
Less dividends and distributions from:
Net investment income	(0.124)	(0.111)	(0.298)	(0.153)	(0.470)
Net realized gain	—	(0.266)	(0.186)	—	(0.020)
Return of capital	(0.003)	(0.016)	—	—	(0.003)
Total dividends and distributions	(0.127)	(0.393)	(0.484)	(0.153)	(0.493)
Net asset value, end of period	$11.188	$9.794	$13.019	$11.459	$10.727
Total return[2]	15.52%	(21.76% )	17.88%	8.26%	18.07%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$195,112	$168,494	$199,866	$138,679	$84,065
Ratio of expenses to average net assets[3]	0.57%	0.57%	0.57%	0.57%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.61%	0.61%	0.61%	0.65%	0.77%
Ratio of net investment income to average net assets	0.97%	0.86%	0.77%	0.95%	1.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.93%	0.82%	0.74%	0.87%	1.73%
Portfolio turnover	27%	28%	18%	32%	30%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-17

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment, that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Aggressive Growth Allocation Managed Risk Fund and the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund is to seek capital appreciation.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with LVIP Global Aggressive Growth Allocation Managed Risk Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. Gains or losses attributable to changes in foreign exchange rates are included in the Statements of Operations under “Net realized gain (loss) on foreign currencies”. The LVIP Global Aggressive Growth Allocation Managed Risk Fund report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Aggressive Growth Allocation Managed Risk Funds-18

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
0.005%	0.015%
LFI has also contractually agreed to reimburse each Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed certain expense limits. The reimbursement is accrued daily and received monthly. The agreements will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI. The expense limits as a percentage of each Fund’s average daily net assets are as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Standard Class	0.325%	0.315%
Service Class	0.575%	0.565%
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed expenses of the Funds.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$31,011	$44,859	$38,793	$114,663
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	$35,356	$49,014	$43,337	$127,707
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LFI, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
LVIP Aggressive Growth Allocation Managed Risk Funds-19

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Administrative	$18,392	$14,518
Legal	3,014	2,378
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Printing and mailing	$15	$516
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Expense reimbursement receivable due from LFI	$558	$2,699
Management fees payable to LFI	53,428	38,351
Distribution fees payable to LFD	53,985	40,551
Shareholder servicing fees payable to Lincoln Life	6,324	4,733
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Funds and the corresponding investment activity for the year ended December 31, 2023, were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-96.79%@
Equity Funds-49.36%@
✧✧LVIP Channing Small Cap Value Fund	$1,466,192	$473,917	$224,091	$2,212	$314,396	$(569)	$2,032,057	178,910	$13,072	$—
✧✧LVIP Delaware Mid Cap Value Fund	4,197,036	2,012,476	441,293	(23,241)	131,428	—	5,876,406	147,028	90,807	395,184
LVIP Aggressive Growth Allocation Managed Risk Funds-20

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Aggressive Growth Allocation Managed Risk Fund (continued)
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
✧✧‡LVIP Delaware U.S. Growth Fund	$—	$602,324	$4,916	$18	$35,856	$—	$633,282	59,947	$—	$—
✧✧‡LVIP Delaware Value Fund	—	18,670,762	635,209	(12,226)	31,346	—	18,054,673	715,405	300,319	744,213
✧✧LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	14,206,983	4,252,399	2,252,504	(390,654)	990,122	—	16,806,346	1,363,156	255,609	1,619,801
✧✧LVIP SSGA Mid-Cap Index Fund	10,774,426	3,980,312	1,315,606	(223,081)	1,259,015	—	14,475,066	1,178,559	188,128	725,612
✧✧LVIP SSGA Nasdaq-100 Index Fund	1,891,096	314,100	620,287	(7,527)	966,242	—	2,543,624	213,570	10,708	—
✧✧LVIP SSGA S&P 500 Index Fund	45,700,452	6,596,267	20,724,422	1,182,170	6,481,833	—	39,236,300	1,483,358	529,308	907,805
✧✧LVIP SSGA Small-Cap Index Fund	8,475,490	2,826,453	1,272,545	(342,599)	1,722,244	—	11,409,043	366,780	133,512	103,615
✧✧LVIP T. Rowe Price Growth Stock Fund	10,042,617	1,621,935	2,938,054	(827,330)	5,283,409	—	13,182,577	257,996	—	—
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,073,103	1,199,861	342,347	(140,289)	1,084,411	44	5,874,783	203,957	1,777	—
Fixed Income Funds-19.04%@
×,✧✧LVIP Western Asset Core Bond Fund	12,198,399	2,762,567	14,694,054	(2,818,647)	2,551,735	—	—	—	6,631	—
✧✧LVIP BlackRock Inflation Protected Bond Fund	5,106,106	520,597	3,271,277	(386,883)	439,113	36,619	2,444,275	267,426	58,118	—
✧✧LVIP Delaware Bond Fund	13,125,746	10,482,885	1,444,714	(326,000)	814,312	2,395	22,654,624	1,931,670	697,947	—
✧✧‡LVIP JPMorgan Core Bond Fund	—	15,781,317	160,408	(343)	766,257	—	16,386,823	1,659,425	251,547	—
✧✧LVIP SSGA Bond Index Fund	7,678,279	3,210,672	2,367,484	(474,399)	674,415	—	8,721,483	871,626	238,601	—
Global Equity Fund-0.86%@
✧✧LVIP BlackRock Real Estate Fund	2,526,191	584,750	1,085,607	(310,587)	550,702	4,163	2,269,612	302,172	61,249	—
International Equity Funds-27.53%@
×,✧✧LVIP PIMCO Low Duration Bond Fund	3,090,893	178,264	3,307,550	(15,682)	35,881	18,194	—	—	—	—
✧✧LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	1,358,334	947,738	162,942	(30,518)	140,667	—	2,253,279	307,405	71,132	—
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	4,758,191	1,655,837	643,879	(77,000)	786,494	—	6,479,643	805,225	256,033	—
✧✧LVIP Loomis Sayles Global Growth Fund	3,967,311	738,817	826,929	(133,630)	1,410,254	—	5,155,823	340,206	19,316	112,718
✧✧LVIP MFS International Growth Fund	11,832,565	4,012,611	1,288,411	(226,533)	1,299,192	—	15,629,424	813,355	309,541	478,943
✧✧LVIP Mondrian International Value Fund	9,098,539	7,902,650	1,031,283	(77,807)	1,849,390	—	17,741,489	1,068,957	550,178	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	8,058,440	2,687,410	877,017	(237,603)	680,127	—	10,311,357	1,029,591	330,061	—
✧✧LVIP SSGA International Index Fund	17,348,420	2,978,861	7,554,018	334,422	1,909,198	—	15,016,883	1,435,374	442,886	—
Total	$200,974,809	$96,995,782	$69,486,847	$(5,563,757)	$32,208,039	$60,846	$255,188,872		$4,816,480	$5,087,891

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
LVIP Aggressive Growth Allocation Managed Risk Funds-21

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-96.41%@
Equity Funds-76.72%@
✧✧LVIP Baron Growth Opportunities Fund	$3,926,158	$672,811	$520,890	$(32,715)	$682,517	$—	$4,727,881	62,523	$—	$65,320
✧✧LVIP Channing Small Cap Value Fund	1,770,752	422,431	305,344	2,359	356,772	(684)	2,246,286	197,771	14,491	—
✧✧‡LVIP Delaware U.S. Growth Fund	—	898,226	14,298	100	53,256	—	937,284	88,724	—	—
✧✧LVIP Franklin Templeton Multi-Factor SMID Cap Equity Fund	2,015,120	2,078,893	452,796	(40,298)	351,036	—	3,951,955	343,410	60,545	183,917
✧✧LVIP MFS Value Fund	26,282,337	6,882,939	2,848,255	(102,152)	28,253	—	30,243,122	597,631	517,929	1,777,262
✧✧LVIP SSGA Mid-Cap Index Fund	5,544,692	1,623,790	837,494	(34,063)	522,536	—	6,819,461	555,240	88,881	360,648
✧✧LVIP SSGA Nasdaq-100 Index Fund	1,529,173	159,917	556,898	(5,432)	755,491	—	1,882,251	158,040	7,950	—
✧✧LVIP SSGA S&P 500 Index Fund	36,843,128	5,116,311	6,633,661	101,391	7,481,702	—	42,908,871	1,622,202	580,553	1,047,851
✧✧LVIP SSGA Small-Cap Index Fund	8,307,607	1,588,279	1,699,444	(229,000)	1,337,942	—	9,305,384	299,151	109,197	89,159
✧✧LVIP T. Rowe Price Growth Stock Fund	23,005,008	2,273,423	7,514,447	(1,759,079)	11,632,008	—	27,636,913	540,882	—	—
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	6,665,942	880,558	1,003,084	(233,805)	1,615,105	136	7,924,852	275,130	2,403	—
✧✧LVIP Wellington SMID Cap Value Fund	9,568,147	3,976,520	1,895,097	(151,655)	525,376	—	12,023,291	474,011	107,835	1,314,841
Fixed Income Funds-18.93%@
×,✧✧LVIP PIMCO Low Duration Bond Fund	2,499,908	104,186	2,635,269	(12,522)	28,968	14,729	—	—	—	—
×,✧✧LVIP Western Asset Core Bond Fund	9,599,371	2,132,368	11,542,576	(2,088,071)	1,898,908	—	—	—	5,056	—
✧✧LVIP BlackRock Inflation Protected Bond Fund	4,129,875	352,429	2,745,856	(314,836)	356,346	30,610	1,808,568	197,874	43,132	—
✧✧LVIP Delaware Bond Fund	10,182,506	7,297,498	1,795,125	(397,659)	749,276	2,967	16,039,463	1,367,621	495,584	—
✧✧‡LVIP JPMorgan Core Bond Fund	—	11,789,813	286,539	1,306	567,392	—	12,071,972	1,222,478	185,852	—
✧✧LVIP SSGA Bond Index Fund	6,909,699	2,556,976	2,407,749	(462,296)	636,962	—	7,233,592	722,926	199,528	—
Global Equity Fund-0.76%@
✧✧LVIP BlackRock Real Estate Fund	1,634,377	385,567	672,597	(133,804)	266,636	2,470	1,482,649	197,397	40,124	—
Total	$160,413,800	$51,192,935	$46,367,419	$(5,892,231)	$29,846,482	$50,228	$189,243,795		$2,459,060	$4,838,998

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Purchases	$96,995,782	$51,192,935
Sales	69,486,847	46,367,419
LVIP Aggressive Growth Allocation Managed Risk Funds-22

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$250,013,016	$177,915,955
Aggregate unrealized appreciation of investments and derivatives	$17,366,431	$20,006,619
Aggregate unrealized depreciation of investments and derivatives	(3,945,417)	(1,743,770)
Net unrealized appreciation of investments and derivatives	$13,421,014	$18,262,849
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Level 1	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$255,188,872	$189,243,795
Unaffiliated Investment Companies	8,209,027	6,935,008
Total Investments	$263,397,899	$196,178,803
Derivatives:
Assets:
Futures Contracts	$282,356	$199,516
Derivatives:
Liabilities:
Futures Contracts	$(7,861)	$—
There were no Level 3 investments at the beginning or end of the year.
LVIP Aggressive Growth Allocation Managed Risk Funds-23

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, straddle losses, Non-Real Estate Investment Trusts (REITs) and registered investment companies (RICS).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2023 was as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Year ended December 31, 2023
Ordinary income	$3,892,729	$2,142,541
Return of capital	—	53,788
Total	$3,892,729	$2,196,329
Year ended December 31, 2022
Ordinary income	$4,537,636	$2,078,622
Long-term capital gains	3,210,772	4,242,222
Return of capital	199,455	264,433
Total	$7,947,863	$6,585,277
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Undistributed ordinary income	$152,797	$—
Capital loss carryforward	(7,876,791)	(2,543,213)
Other temporary differences	(8,799,282)	(8,474,121)
Net unrealized appreciation	13,421,014	18,262,849
Distributable earnings/(accumulated loss)	$(3,102,262)	$7,245,515
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding and primary due to tax treatment of adjustments to the prior period accumulated balances:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Distributable Earnings/(Accumulated Loss)	$10,417	$9,423
Paid-in capital	(10,417)	(9,423)
LVIP Aggressive Growth Allocation Managed Risk Funds-24

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP Global Aggressive Growth Allocation Managed Risk Fund	LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
Short-Term	$6,699,383	$2,157,581
Long-Term	1,177,408	385,632
Total	$7,876,791	$2,543,213
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Aggressive Growth Allocation Managed Risk Fund		LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	19,863	11,775	10,745	26,981
Service Class	4,107,831	3,006,617	2,204,128	3,192,607
Shares reinvested:
Standard Class	4,065	10,579	1,422	4,275
Service Class	363,821	831,245	194,030	661,615
	4,495,580	3,860,216	2,410,325	3,885,478
Shares redeemed:
Standard Class	(39,721)	(61,884)	(9,005)	(26,046)
Service Class	(1,806,848)	(1,735,185)	(2,161,338)	(2,002,296)
	(1,846,569)	(1,797,069)	(2,170,343)	(2,028,342)
Net increase	2,649,011	2,063,147	239,982	1,857,136
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect
LVIP Aggressive Growth Allocation Managed Risk Funds-25

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool. The LVIP Global Aggressive Growth Allocation Fund used futures to hedge currency risks associated with the Fund’s investments..
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP Global Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$250,144	Variation margin due to broker on futures contracts	$(7,861)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	32,212	Variation margin due to broker on futures contracts	—
Total		$282,356		$(7,861)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,817,882)	$(516,223)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(607,854)	140,465
Total		$(4,425,736)	$(375,758)
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$199,516	Variation margin due to broker on futures contracts	$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,461,308)	$(788,069)
LVIP Aggressive Growth Allocation Managed Risk Funds-26

LVIP Aggressive Growth Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Aggressive Growth Allocation Managed Risk Fund	$5,435,023	$8,621,392
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund	2,793,702	9,150,733
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Aggressive Growth Allocation Managed Risk Funds-27

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Aggressive Growth Allocation Managed Risk Fund and LVIP U.S. Aggressive Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Aggressive Growth Allocation Managed Risk Funds–28

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and Milliman  provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for each Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”).  The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts.  The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund to a managed volatility fund peer group; and  (ii) Morningstar comparing the performance of each Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Aggressive Growth Allocation Managed Risk Funds-29

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model.  The Board concluded that LFI had appropriately reviewed and monitored Milliman’s performance.
LVIP U.S. Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the LVIP U.S. Aggressive Growth Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and the Fund’s custom benchmark index, the U.S. Aggressive Growth Blended Composite.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
LVIP Global Aggressive Growth Allocation Managed Risk Fund
The Board reviewed the performance of the LVIP Global Aggressive Growth Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 70% to 85% Equity funds category and the Fund’s custom benchmark index, the Global Aggressive Growth Blended Composite.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver and expense limitation for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors
All Funds
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
LVIP Aggressive Growth Allocation Managed Risk Funds-30

LVIP Aggressive Growth Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreements
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LFI management dedicated to analysis of the Risk-Management Sleeve.  The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for Milliman. The Board considered that LFI compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds.  The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Aggressive Growth Allocation Managed Risk Funds-31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Aggressive Growth Allocation Managed Risk Funds-32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Aggressive Growth Allocation Managed Risk Funds-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Aggressive Growth Allocation Managed Risk Funds-34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Aggressive Growth Allocation Managed Risk Funds-35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Aggressive Growth Allocation Managed Risk Funds-36

LVIP American Allocation Funds
LVIP American Balanced Allocation Fund
LVIP American Growth Allocation Fund
LVIP American Income Allocation Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Allocation Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Allocation Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
The LVIP American Balanced Allocation Fund returned 13.68% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Balanced Allocation Composite1, returned 16.00% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned 5.53%.
The LVIP American Growth Allocation Fund returned 14.95% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Growth Allocation Composite3, returned 17.46% and its broad-based benchmark index, the S&P 500® Index4, returned 26.29%.
The LVIP American Income Allocation Fund returned 10.77% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Income Allocation Composite5, returned 12.79% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned 5.53%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index6 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index7 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index returned 26.3% during 2023, while the Nasdaq® Composite Index8 returned 44.6% over that same period. As measured by the CBOE Volatility Index9 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P
500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index10, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP American Allocation Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds retail funds.  The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
The performance of the Funds and their underlying funds were impacted by varied market conditions during 2023, most notably the dispersion of returns between growth and value styles.  During 2023, equity allocations to growth-oriented funds generally contributed positively to performance.  Conversely, equity allocations to value-oriented funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year.  The fixed income allocations within the LVIP American Allocation Funds delivered mixed results to overall Fund returns in 2023.  Allocations to Treasury inflation-protected securities (TIPS) and short-duration fixed income detracted from returns, however high yield and global fixed income outperformed the fixed income index component of the Funds’ composite benchmark and contributed positively to performance.
Portfolio Managers:
Lincoln Financial Investments Corporation:
 Jay Shearon
Alex Zeng
Jason Forsythe
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP American Allocation Funds-1

LVIP American Allocation Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP American Balanced Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Balanced Allocation Fund - Standard Class
LVIP American Balanced Allocation Fund - Service Class
Balanced Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$18,721
$18,057
$17,436
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Balanced Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,057 for the Standard Class shares and to $17,436 for the Service Class shares. For comparison, look at how the Balanced Allocation Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $18,721 and $11,965, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.68%
Five Years	+ 8.01%
Ten Years	+ 6.09%
Service Class Shares
One Year	+ 13.27%
Five Years	+ 7.63%
Ten Years	+ 5.72%
LVIP American Growth Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Growth Allocation Fund - Standard Class
LVIP American Growth Allocation Fund - Service Class
Growth Allocation Composite
S&P 500® Index
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$31,150
$19,407
$18,759
$18,114

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,759 for the Standard Class shares and to $18,114 for the Service Class shares. For comparison, look at how the Growth Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,407 and $31,150, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 14.95%
Five Years	+ 8.55%
Ten Years	+ 6.49%
Service Class Shares
One Year	+ 14.55%
Five Years	+ 8.17%
Ten Years	+ 6.12%
LVIP American Allocation Funds-2

LVIP American Allocation Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP American Income Allocation Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Income Allocation Fund - Standard Class
LVIP American Income Allocation Fund - Service Class
Income Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/13
12/31/23
$16,819
$16,090
$15,539
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Income Allocation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,090 for the Standard Class shares and to $15,539 for the Service Class shares. For comparison, look at how the Income Allocation Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $16,819 and $11,965, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 10.77%
Five Years	+ 6.10%
Ten Years	+ 4.87%
Service Class Shares
One Year	+ 10.40%
Five Years	+ 5.73%
Ten Years	+ 4.51%
1. The Balanced Allocation Composite is an unmanaged index compiled by Lincoln Financial Investment Corporation (LFI), the Fund’s adviser. The Balanced Allocation Composite is constructed as follows: 40% Bloomberg U.S. Aggregate Index, 38% S&P 500® Index and 22% MSCI EAFE® NR Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Growth Allocation Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Growth Allocation Composite is constructed as follows: 40% S&P 500® Index, 30% MSCI EAFE® NR Index and 30% Bloomberg U.S. Aggregate Bond Index.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Income Allocation Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Income Allocation Composite is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 30% S&P 500® Index and 10% MSCI EAFE® NR Index.
6. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
7.The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
8. The Nasdaq® Composite Index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
9. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
10. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP American Allocation Funds-3

LVIP American Allocation Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP American Balanced Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,059.80	0.27%	$1.40
Service Class Shares	1,000.00	1,057.90	0.62%	3.22
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.27%	$1.38
Service Class Shares	1,000.00	1,022.10	0.62%	3.16
LVIP American Growth Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,061.00	0.28%	$1.45
Service Class Shares	1,000.00	1,059.10	0.63%	3.27
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.28%	$1.43
Service Class Shares	1,000.00	1,022.10	0.63%	3.21
LVIP American Income Allocation Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,053.40	0.30%	$1.55
Service Class Shares	1,000.00	1,051.60	0.65%	3.36
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Allocation Funds-4

LVIP American Allocation Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP American Balanced Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.06%
Asset Allocation Fund	15.05%
Equity Funds	35.44%
Fixed Income Funds	35.73%
Global Equity Fund	4.02%
International Equity Funds	9.82%
Total Investments	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%
LVIP American Growth Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.06%
Asset Allocation Fund	11.02%
Equity Funds	39.94%
Fixed Income Funds	26.79%
Global Equity Fund	4.70%
International Equity Funds	17.61%
Total Investments	100.06%
Liabilities Net of Receivables and Other Assets	(0.06%)
Total Net Assets	100.00%
LVIP American Income Allocation Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.08%
Asset Allocation Fund	14.11%
Equity Funds	25.14%
Fixed Income Funds	55.99%
Global Equity Fund	2.36%
International Equity Funds	2.48%
Total Investments	100.08%
Liabilities Net of Receivables and Other Assets	(0.08%)
Total Net Assets	100.00%
LVIP American Allocation Funds-5

LVIP American Balanced Allocation Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.06%
Asset Allocation Fund–15.05%
✧American Funds®– Capital Income Builder	1,865,549	$123,480,698
		123,480,698
Equity Funds–35.44%
✧American Funds®-
American Mutual Fund	1,923,952	98,140,818
Growth Fund of America	1,696,006	107,204,521
Investment Company of America	1,696,099	85,432,513
		290,777,852
Fixed Income Funds–35.73%
✧American Funds®-
Bond Fund of America	19,178,352	220,359,266
Capital World Bond Fund	986,578	16,406,798
High-Income Trust	1,712,375	16,267,559
Inflation Linked Bond Fund	1,946,444	17,829,426
Intermediate Bond Fund of America	1,774,712	22,272,633
		293,135,682
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–4.02%
✧American Funds®– Smallcap World Fund	479,962	$33,021,400
		33,021,400
International Equity Funds–9.82%
✧American Funds®-
EuroPacific Growth Fund	1,211,421	66,264,698
New World Fund	190,307	14,265,441
		80,530,139
Total Investment Companies (Cost $802,727,386)		820,945,771

TOTAL INVESTMENTS–100.06% (Cost $802,727,386)	820,945,771
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(490,436)
NET ASSETS APPLICABLE TO 77,883,441 SHARES OUTSTANDING–100.00%	$820,455,335
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND STANDARD CLASS ($47,365,580 / 4,487,121 Shares)	$10.556
NET ASSET VALUE PER SHARE–LVIP AMERICAN BALANCED ALLOCATION FUND SERVICE CLASS ($773,089,755 / 73,396,320 Shares)	$10.533
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$822,422,871
Distributable earnings/(accumulated loss)	(1,967,536)
TOTAL NET ASSETS	$820,455,335

✧Class R-6 shares.

★Includes $977,496 payable for securities purchased, $337,392 payable for fund shares redeemed, $26,723 other accrued expenses payable,
$390,392 due to manager and affiliates, $18,188 payable for audit fee and $10,516 payable for fund accounting fee as of December 31, 2023.

See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-6

LVIP American Growth Allocation Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.06%
Asset Allocation Fund–11.02%
✧American Funds®– Capital Income Builder	1,337,552	$88,532,583
		88,532,583
Equity Funds–39.94%
✧American Funds®-
American Mutual Fund	2,107,711	107,514,357
Growth Fund of America	1,552,266	98,118,751
Investment Company of America	2,289,278	115,310,908
		320,944,016
Fixed Income Funds–26.79%
✧American Funds®-
Bond Fund of America	15,243,763	175,150,842
High-Income Trust	1,046,408	9,940,875
Inflation Linked Bond Fund	1,835,592	16,814,025
Intermediate Bond Fund of America	1,065,342	13,370,036
		215,275,778
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–4.70%
✧American Funds®– Smallcap World Fund	548,417	$37,731,043
		37,731,043
International Equity Funds–17.61%
✧American Funds®-
EuroPacific Growth Fund	2,218,690	121,362,359
New World Fund	268,999	20,164,155
		141,526,514
Total Investment Companies (Cost $790,378,074)		804,009,934

TOTAL INVESTMENTS–100.06% (Cost $790,378,074)	804,009,934
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(467,977)
NET ASSETS APPLICABLE TO 76,948,162 SHARES OUTSTANDING–100.00%	$803,541,957
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND STANDARD CLASS ($65,735,051 / 6,280,454 Shares)	$10.467
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH ALLOCATION FUND SERVICE CLASS ($737,806,906 / 70,667,708 Shares)	$10.441
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$807,130,216
Distributable earnings/(accumulated loss)	(3,588,259)
TOTAL NET ASSETS	$803,541,957

✧Class R-6 shares.

★Includes $741,598 payable for securities purchased, $501,858 payable for fund shares redeemed, $27,422 other accrued expenses payable,
$379,175 due to manager and affiliates, $18,188 payable for audit fee and $10,512 payable for fund accounting fee as of December 31, 2023.

See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-7

LVIP American Income Allocation Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.08%
Asset Allocation Fund–14.11%
✧American Funds®– Capital Income Builder	376,378	$24,912,469
		24,912,469
Equity Funds–25.14%
✧American Funds®-
American Mutual Fund	237,701	12,125,141
Growth Fund of America	220,247	13,921,789
Investment Company of America	364,137	18,341,588
		44,388,518
Fixed Income Funds–55.99%
✧American Funds®-
Bond Fund of America	7,253,983	83,348,259
Capital World Bond Fund	319,894	5,319,837
High-Income Trust	231,353	2,197,854
Inflation Linked Bond Fund	295,482	2,706,618
Intermediate Bond Fund of America	421,766	5,293,167
		98,865,735
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–2.36%
✧American Funds®– Smallcap World Fund	60,629	$4,171,221
		4,171,221
International Equity Funds–2.48%
✧American Funds®-
EuroPacific Growth Fund	47,169	2,580,131
New World Fund	23,978	1,797,412
		4,377,543
Total Investment Companies (Cost $171,524,380)		176,715,486

TOTAL INVESTMENTS–100.08% (Cost $171,524,380)	176,715,486
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(137,506)
NET ASSETS APPLICABLE TO 16,922,030 SHARES OUTSTANDING–100.00%	$176,577,980
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND STANDARD CLASS ($14,561,423 / 1,394,039 Shares)	$10.446
NET ASSET VALUE PER SHARE–LVIP AMERICAN INCOME ALLOCATION FUND SERVICE CLASS ($162,016,557 / 15,527,991 Shares)	$10.434
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$178,202,278
Distributable earnings/(accumulated loss)	(1,624,298)
TOTAL NET ASSETS	$176,577,980

✧Class R-6 shares.

★Includes $470,681 payable for securities purchased, $63,792 payable for fund shares redeemed, $10,129 other accrued expenses payable,
$82,807 due to manager and affiliates, $18,188 payable for audit fee and $10,435 payable for fund accounting fee as of December 31, 2023.

See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-8

LVIP American Allocation Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
INVESTMENT INCOME:
Dividends	$22,502,535	$20,030,082	$5,451,579
EXPENSES:
Distribution fees-Service Class	2,647,890	2,525,843	567,353
Management fees	2,007,658	1,928,071	438,310
Shareholder servicing fees	232,888	223,656	50,844
Accounting and administration expenses	108,028	104,794	47,776
Professional fees	47,077	46,500	33,787
Custodian fees	30,466	29,264	11,083
Trustees’ fees and expenses	29,560	28,264	6,470
Reports and statements to shareholders	15,446	12,619	6,152
Consulting fees	2,800	2,783	2,348
Pricing fees	4	9	9
Other	18,031	17,016	5,745
	5,139,848	4,918,819	1,169,877
Less:
Management fees waived	(321,225)	(269,930)	(70,130)
Total operating expenses	4,818,623	4,648,889	1,099,747
NET INVESTMENT INCOME	17,683,912	15,381,193	4,351,832
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(22,571,279)	(22,044,368)	(5,930,059)
Distributions from unaffiliated investment companies	12,824,875	14,441,329	1,792,638
Net change in unrealized appreciation (depreciation) of investments	92,737,276	98,158,184	17,011,023
NET REALIZED AND UNREALIZED GAIN	82,990,872	90,555,145	12,873,602
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$100,674,784	$105,936,338	$17,225,434
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-9

LVIP American Allocation Funds
Statements of Changes in Net Assets
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,683,912	$14,483,536	$15,381,193	$11,424,274	$4,351,832	$3,689,724
Net realized gain (loss)	(9,746,404)	167,213,075	(7,603,039)	191,677,511	(4,137,421)	14,851,484
Net change in unrealized appreciation (depreciation)	92,737,276	(333,468,245)	98,158,184	(356,859,705)	17,011,023	(48,560,538)
Net increase (decrease) in net assets resulting from operations	100,674,784	(151,771,634)	105,936,338	(153,757,920)	17,225,434	(30,019,330)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(11,106,988)	(3,181,770)	(14,762,940)	(2,313,176)	(1,476,528)	(838,036)
Service Class	(174,397,768)	(50,330,479)	(191,746,358)	(46,136,411)	(17,199,538)	(11,143,239)
Return of capital:
Standard Class	(127,308)	—	(89,784)	—	(15,538)	—
Service Class	(2,070,234)	—	(1,307,416)	—	(190,473)	—
	(187,702,298)	(53,512,249)	(207,906,498)	(48,449,587)	(18,882,077)	(11,981,275)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,325,945	3,719,533	24,312,640	16,731,474	3,816,602	3,010,905
Service Class	49,534,415	47,334,241	44,518,008	37,551,406	17,550,452	15,663,405
Reinvestment of dividends and distributions:
Standard Class	11,234,296	3,181,770	14,852,724	2,313,176	1,492,066	838,036
Service Class	176,468,002	50,330,479	193,053,774	46,136,411	17,390,011	11,143,239
	241,562,658	104,566,023	276,737,146	102,732,467	40,249,131	30,655,585
Cost of shares redeemed:
Standard Class	(9,057,062)	(5,711,187)	(4,696,333)	(2,688,103)	(2,793,321)	(1,613,925)
Service Class	(127,701,367)	(125,134,671)	(130,095,149)	(113,924,590)	(35,209,483)	(36,414,977)
	(136,758,429)	(130,845,858)	(134,791,482)	(116,612,693)	(38,002,804)	(38,028,902)
Increase (decrease) in net assets derived from capital share transactions	104,804,229	(26,279,835)	141,945,664	(13,880,226)	2,246,327	(7,373,317)
NET INCREASE (DECREASE) IN NET ASSETS	17,776,715	(231,563,718)	39,975,504	(216,087,733)	589,684	(49,373,922)
NET ASSETS:
Beginning of year	802,678,620	1,034,242,338	763,566,453	979,654,186	175,988,296	225,362,218
End of year	$820,455,335	$802,678,620	$803,541,957	$763,566,453	$176,577,980	$175,988,296
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-10

LVIP American Balanced Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.115	$15.250	$14.451	$13.077	$11.823
Income (loss) from investment operations:
Net investment income[1]	0.302	0.264	0.234	0.226	0.265
Net realized and unrealized gain (loss)	1.151	(2.517)	1.294	1.870	1.794
Total from investment operations	1.453	(2.253)	1.528	2.096	2.059
Less dividends and distributions from:
Net investment income	(0.268)	(0.262)	(0.373)	(0.262)	(0.323)
Net realized gain	(2.711)	(0.620)	(0.356)	(0.460)	(0.482)
Return of capital	(0.033)	—	—	—	—
Total dividends and distributions	(3.012)	(0.882)	(0.729)	(0.722)	(0.805)
Net asset value, end of period	$10.556	$12.115	$15.250	$14.451	$13.077
Total return[2]	13.68%	(14.63% )	10.63%	16.38%	17.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$47,366	$46,216	$56,474	$49,888	$37,760
Ratio of expenses to average net assets[3]	0.27%	0.27%	0.25%	0.26%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.31%	0.30%
Ratio of net investment income to average net assets	2.53%	1.98%	1.54%	1.70%	2.07%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.49%	1.94%	1.49%	1.65%	2.02%
Portfolio turnover	18%	81%	16%	22%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-11

LVIP American Balanced Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Balanced Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.103	$15.232	$14.436	$13.069	$11.819
Income (loss) from investment operations:
Net investment income[1]	0.259	0.217	0.180	0.179	0.220
Net realized and unrealized gain (loss)	1.147	(2.512)	1.292	1.863	1.790
Total from investment operations	1.406	(2.295)	1.472	2.042	2.010
Less dividends and distributions from:
Net investment income	(0.232)	(0.214)	(0.320)	(0.215)	(0.278)
Net realized gain	(2.711)	(0.620)	(0.356)	(0.460)	(0.482)
Return of capital	(0.033)	—	—	—	—
Total dividends and distributions	(2.976)	(0.834)	(0.676)	(0.675)	(0.760)
Net asset value, end of period	$10.533	$12.103	$15.232	$14.436	$13.069
Total return[2]	13.27%	(14.92% )	10.24%	15.97%	17.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$773,090	$756,462	$977,768	$934,459	$871,206
Ratio of expenses to average net assets[3]	0.62%	0.62%	0.60%	0.61%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.66%	0.65%	0.66%	0.65%
Ratio of net investment income to average net assets	2.18%	1.63%	1.19%	1.35%	1.72%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.14%	1.59%	1.14%	1.30%	1.67%
Portfolio turnover	18%	81%	16%	22%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-12

LVIP American Growth Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.453	$15.828	$14.945	$13.459	$12.168
Income (loss) from investment operations:
Net investment income[1]	0.277	0.233	0.229	0.192	0.244
Net realized and unrealized gain (loss)	1.325	(2.740)	1.393	2.057	2.099
Total from investment operations	1.602	(2.507)	1.622	2.249	2.343
Less dividends and distributions from:
Net investment income	(0.258)	(0.214)	(0.345)	(0.219)	(0.314)
Net realized gain	(3.308)	(0.654)	(0.394)	(0.544)	(0.738)
Return of capital	(0.022)	—	—	—	—
Total dividends and distributions	(3.588)	(0.868)	(0.739)	(0.763)	(1.052)
Net asset value, end of period	$10.467	$12.453	$15.828	$14.945	$13.459
Total return[2]	14.95%	(15.66% )	10.88%	17.21%	19.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$65,735	$38,766	$29,845	$20,171	$17,758
Ratio of expenses to average net assets[3]	0.27%	0.27%	0.25%	0.26%	0.25%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.31%	0.30%
Ratio of net investment income to average net assets	2.33%	1.72%	1.45%	1.42%	1.84%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.29%	1.68%	1.40%	1.37%	1.79%
Portfolio turnover	19%	85%	15%	19%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-13

LVIP American Growth Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.439	$15.809	$14.928	$13.450	$12.163
Income (loss) from investment operations:
Net investment income[1]	0.238	0.187	0.173	0.145	0.197
Net realized and unrealized gain (loss)	1.315	(2.738)	1.391	2.048	2.095
Total from investment operations	1.553	(2.551)	1.564	2.193	2.292
Less dividends and distributions from:
Net investment income	(0.221)	(0.165)	(0.289)	(0.171)	(0.267)
Net realized gain	(3.308)	(0.654)	(0.394)	(0.544)	(0.738)
Return of capital	(0.022)	—	—	—	—
Total dividends and distributions	(3.551)	(0.819)	(0.683)	(0.715)	(1.005)
Net asset value, end of period	$10.441	$12.439	$15.809	$14.928	$13.450
Total return[2]	14.55%	(15.96% )	10.50%	16.79%	19.20%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$737,807	$724,801	$949,809	$919,720	$859,184
Ratio of expenses to average net assets[3]	0.62%	0.62%	0.60%	0.61%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.66%	0.65%	0.66%	0.65%
Ratio of net investment income to average net assets	1.98%	1.37%	1.10%	1.07%	1.49%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.94%	1.33%	1.05%	1.02%	1.44%
Portfolio turnover	19%	85%	15%	19%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-14

LVIP American Income Allocation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.585	$13.143	$12.804	$11.701	$11.012
Income (loss) from investment operations:
Net investment income[1]	0.301	0.261	0.198	0.226	0.267
Net realized and unrealized gain (loss)	0.779	(2.036)	0.745	1.415	1.287
Total from investment operations	1.080	(1.775)	0.943	1.641	1.554
Less dividends and distributions from:
Net investment income	(0.303)	(0.275)	(0.409)	(0.281)	(0.286)
Net realized gain	(0.903)	(0.508)	(0.195)	(0.257)	(0.579)
Return of capital	(0.013)	—	—	—	—
Total dividends and distributions	(1.219)	(0.783)	(0.604)	(0.538)	(0.865)
Net asset value, end of period	$10.446	$10.585	$13.143	$12.804	$11.701
Total return[2]	10.77%	(13.39% )	7.39%	14.17%	14.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$14,561	$12,139	$12,452	$11,783	$10,924
Ratio of expenses to average net assets[3]	0.30%	0.30%	0.28%	0.29%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.34%	0.34%	0.33%	0.34%	0.33%
Ratio of net investment income to average net assets	2.81%	2.25%	1.49%	1.87%	2.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.77%	2.21%	1.44%	1.82%	2.23%
Portfolio turnover	24%	91%	18%	25%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-15

LVIP American Income Allocation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Income Allocation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.576	$13.130	$12.793	$11.694	$11.009
Income (loss) from investment operations:
Net investment income[1]	0.263	0.221	0.151	0.184	0.225
Net realized and unrealized gain (loss)	0.776	(2.034)	0.743	1.411	1.285
Total from investment operations	1.039	(1.813)	0.894	1.595	1.510
Less dividends and distributions from:
Net investment income	(0.265)	(0.233)	(0.362)	(0.239)	(0.246)
Net realized gain	(0.903)	(0.508)	(0.195)	(0.257)	(0.579)
Return of capital	(0.013)	—	—	—	—
Total dividends and distributions	(1.181)	(0.741)	(0.557)	(0.496)	(0.825)
Net asset value, end of period	$10.434	$10.576	$13.130	$12.793	$11.694
Total return[2]	10.40%	(13.70% )	7.01%	13.77%	13.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$162,017	$163,849	$212,910	$209,799	$194,599
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.63%	0.64%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.69%	0.69%	0.68%	0.69%	0.68%
Ratio of net investment income to average net assets	2.46%	1.90%	1.14%	1.52%	1.93%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.42%	1.86%	1.09%	1.47%	1.88%
Portfolio turnover	24%	91%	18%	25%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Allocation Funds-16

LVIP American Allocation Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Funds’ shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in series of the American Funds® family of funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, each Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Balanced Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP American Growth Allocation Fund is to seek to have a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
The investment objective of the LVIP American Income Allocation Fund is to seek to have a high level of current income with some consideration given to growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Allocation Funds-17

LVIP American Allocation Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount for LVIP American Growth Allocation Fund is 0.035% and for LVIP American Balanced Allocation Fund and LVIP American Income Allocation Fund  is 0.04% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Administrative	$65,113	$62,384	$14,236
Legal	10,656	10,211	2,330
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Printing and mailing	$5,830	$3,301	$2,184
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, each Fund had liabilities payable to affiliates as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Management fees payable to LFI	$144,100	$144,022	$31,025
Distribution fees payable to LFD	226,392	215,727	47,498
Shareholder servicing fees payable to Lincoln Life	19,900	19,426	4,284
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
LVIP American Allocation Funds-18

LVIP American Allocation Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Purchases	$143,687,328	$144,794,600	$42,228,946
Sales	196,253,618	181,397,657	52,493,865
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Cost of investments	$820,094,192	$807,598,194	$176,751,602
Aggregate unrealized appreciation of investments	$40,088,890	$39,336,844	$9,024,802
Aggregate unrealized depreciation of investments	(39,237,311)	(42,925,103)	(9,060,918)
Net Unrealized Appreciation (Depreciation) of investments	$851,579	$(3,588,259)	$(36,116)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Level 1	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Investments:
Assets:
Investment Companies	$820,945,771	$804,009,934	$176,715,486
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
LVIP American Allocation Funds-19

LVIP American Allocation Funds
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Year ended December 31, 2023
Ordinary income	$18,010,216	$16,635,307	$4,422,224
Long-term capital gains	167,494,540	189,873,991	14,253,842
Return of capital	2,197,542	1,397,200	206,011
Total	$187,702,298	$207,906,498	$18,882,077
Year ended December 31, 2022
Ordinary income	$14,157,232	$10,170,160	$3,689,724
Long-term capital gains	39,355,017	38,279,427	8,291,551
Total	$53,512,249	$48,449,587	$11,981,275
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP American Balanced Allocation Fund	LVIP American Growth Allocation Fund	LVIP American Income Allocation Fund
Capital loss carryforward	$(2,819,111)	$—	$(1,588,183)
Other temporary differences	(4)	—	1
Net unrealized appreciation (depreciation)	851,579	(3,588,259)	(36,116)
Distributable earnings/(accumulated loss)	$(1,967,536)	$(3,588,259)	$(1,624,298)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Funds recorded the following permanent reclassifications primarily related to rounding:
LVIP American Balanced Allocation Fund
Distributable Earnings/(Accumulated Loss)	$(2)
Paid-in capital	2
As of December 31, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP American Balanced Allocation Fund	LVIP American Income Allocation Fund
Short-Term	$330,322	$—
Long-Term	2,488,789	1,588,183
Total	$2,819,111	$1,588,183
LVIP American Allocation Funds-20

LVIP American Allocation Funds
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Balanced Allocation Fund		LVIP American Growth Allocation Fund		LVIP American Income Allocation Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	375,293	272,914	2,093,315	1,234,433	357,833	259,332
Service Class	4,268,789	3,533,063	3,674,014	2,721,753	1,620,894	1,372,865
Shares reinvested:
Standard Class	1,107,154	265,446	1,485,648	189,346	146,569	79,264
Service Class	17,474,276	4,213,327	19,427,387	3,793,940	1,716,402	1,056,590
	23,225,512	8,284,750	26,680,364	7,939,472	3,841,698	2,768,051
Shares redeemed:
Standard Class	(809,999)	(426,947)	(411,507)	(196,358)	(257,232)	(139,173)
Service Class	(10,850,119)	(9,434,604)	(10,702,278)	(8,328,378)	(3,301,351)	(3,152,554)
	(11,660,118)	(9,861,551)	(11,113,785)	(8,524,736)	(3,558,583)	(3,291,727)
Net increase (decrease)	11,565,394	(1,576,801)	15,566,579	(585,264)	283,115	(523,676)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Allocation Funds-21

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Balanced Allocation Fund, LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP American Allocation Funds–22

LVIP American Allocation Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information, and LFI provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund.  In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds.  The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Balanced Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Balanced Allocation Composite).  The Board noted that the Fund’s total return was within range of the return of the Morningstar peer group median and below the return of the benchmark index for the one- and three-year periods, above the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the ten-year period. The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the LVIP American Growth Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (Growth Allocation Composite).  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-,three-, five- and ten-year periods.  The Board concluded that the services provided by LFI were satisfactory.
LVIP American Allocation Funds-23

LVIP American Allocation Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP American Income Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and a custom index (Income Allocation Composite).  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one, five and ten-year periods and above the return of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund.  The Board considered that LFI had implemented an advisory fee waiver for each Fund through April 30, 2024.  The Board noted that the net investment management fee for the LVIP American Balanced Allocation Fund and LVIP American Growth Allocation Fund and LVIP American Income Allocation Fund, giving effect to the advisory fee waiver, was higher than the median net investment management fee of each Fund’s respective Morningstar peer group and that the net expense ratio (plus acquired fund fees and expenses (“AFFE”)) for each Fund was lower than the net expense ratio (including AFFE) of each respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver for each Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds, for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Allocation Funds-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP American Allocation Funds-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP American Allocation Funds-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP American Allocation Funds-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Allocation Funds-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Allocation Funds-29

LVIP American Century Select Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Century Select Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Century Select Mid Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: American Century Investment Management, Inc.
Schroder Investment Management North America Inc.
The Fund returned 9.50% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell Midcap® Value Index1, returned 12.71%.
For the 12 months, U.S. stocks produced very strong gains. After a year and a half of rising interest rates, choppy equity markets and surging bond yields, equity markets rallied to close out 2023 on a high note. That was largely due to the U.S. Federal Reserve pausing its rate-hiking campaign and the hope that a recession had been avoided.
According to the most recent data available from data provider FactSet, S&P 500® Index2 companies reported year-over-year aggregate earnings growth of 4.9% through the third quarter. That marks the first year-over-year growth since the third quarter of 2022.
In that environment, large-cap stocks performed best followed by mid- and small-company shares as measured by the Russell family of indices. In terms of returns by style, the uncertainty around economic growth for much of the year put a premium on earnings growth. As a result, growth stocks beat value in all capitalization ranges.
The Fund performed well in absolute terms and outperformed the Russell MidCap® Value Index. The best-performing sector and largest contributor to both absolute and relative performance was information technology (IT). Software contributed most in industry terms, led by an overweight position in Cadence Design Systems (Cadence).
At the other end of the spectrum, the financials sector detracted the most from relative results. Stock choices among financial services stocks detracted the most from relative performance.
The key contribution to relative performance versus the Russell MidCap® Value Index came from stock selection decisions in the IT sector. Positioning in the software industry contributed the most, led by a stake in Palo Alto Networks.
At the other end of the spectrum, positioning in the financials sector hurt relative performance the most. An underweight allocation and security selection decisions detracted, particularly in the financial services industry. There it hurt to have a portfolio-only position in Netherlands-based electronic payment platform company Adyen, which was eliminated.
A key contributor was Cadence. Cadence sells design software to help design and manufacture semiconductor chips. Semiconductor companies have to spend on research and development regardless of economic conditions, which benefited Cadence. Palo Alto Networks was also a key contributor.  This cybersecurity firm sells software for on-premise and cloud applications. Security spending has been strong, given the proliferation of cloud and artificial intelligence applications. The stock did well in an uncertain environment because companies have to protect against cyber threats, regardless of economic conditions.
A key detractor was Sarepta Therapeutics. This biotechnology company’s phase 3 data failed to hit its primary endpoint. There is a risk that the currently approved gene therapy could be removed from the market. Even if it is not removed, it is possible that the label does not expand to become broader, which is necessary for the bull thesis. As a result, we exited the position. Enphase Energy was also a key detractor. The solar energy equipment provider’s stock fell as high interest rates and slowing economic growth weighed on the solar market.
Exposure to derivatives did not have a material effect on performance in the period.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
American Century Investment
Management, Inc.:
 Rob Brookby
Michael Liss
Nathan Rawlins
Kevin Toney
Brian Woglom
Nalin Yogasundram
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 1/2/14 through 12/31/23

LVIP American Century Select Mid Cap Managed Volatility Fund - Standard Class
LVIP American Century Select Mid Cap Managed Volatility Fund - Service Class
Russell Midcap® Value Index
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
1/2/14
12/31/23
$22,121
$21,738
$20,996

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Century Select Mid Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,738 for the Standard Class shares and to $20,996 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same
LVIP American Century Select Mid Cap Managed Volatility Fund-1

LVIP American Century Select Mid Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
period. The same $10,000 investment would have increased to $22,121. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 9.50%
Five Years	+ 10.56%
Inception (1/2/14)	+ 8.08%
Service Class Shares
One Year	+ 9.13%
Five Years	+ 10.18%
Inception (1/2/14)	+ 7.70%
1. The Russell Midcap® Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth value.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP American Century Select Mid Cap Managed Volatility Fund-2

LVIP American Century Select Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,039.30	0.84%	$4.32
Service Class Shares	1,000.00	1,037.50	1.19%	6.11
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.00	0.84%	$4.28
Service Class Shares	1,000.00	1,019.30	1.19%	6.06

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP American Century Select Mid Cap Managed Volatility Fund-3

LVIP American Century Select Mid Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	92.28%
Aerospace & Defense	1.94%
Airlines	1.09%
Auto Components	2.27%
Banks	2.82%
Beverages	0.56%
Biotechnology	1.04%
Building Products	1.51%
Capital Markets	5.40%
Chemicals	1.42%
Commercial Services & Supplies	0.76%
Communications Equipment	1.79%
Construction & Engineering	0.87%
Containers & Packaging	2.57%
Diversified Consumer Services	0.31%
Diversified Telecommunication Services	0.63%
Electric Utilities	4.30%
Electrical Equipment	2.12%
Electronic Equipment, Instruments & Components	1.27%
Energy Equipment & Services	0.54%
Entertainment	0.95%
Equity Real Estate Investment Trusts	0.27%
Food & Staples Retailing	2.71%
Food Products	2.59%
Gas Utilities	1.79%
Health Care Equipment & Supplies	5.34%
Health Care Providers & Services	6.93%
Health Care REITs	0.92%
Health Care Technology	0.15%
Hotels, Restaurants & Leisure	1.10%
Household Products	1.92%
Insurance	4.89%
Interactive Media & Services	0.10%
IT Services	1.36%
Life Sciences Tools & Services	1.69%
Machinery	2.05%
Media	2.52%
Metals & Mining	0.06%
Multi-Utilities	2.51%
Oil, Gas & Consumable Fuels	3.54%
Personal Products	0.37%
Professional Services	0.46%
Residential REITs	0.94%
Retail REITs	2.17%
Road & Rail	2.22%
Semiconductors & Semiconductor Equipment	1.17%
Software	2.78%
Security Type/Sector	Percentage of Net Assets
Specialized REITs	1.55%
Specialty Retail	0.27%
Technology Hardware, Storage & Peripherals	0.74%
Textiles, Apparel & Luxury Goods	0.64%
Trading Companies & Distributors	2.37%
Preferred Stock	0.61%
Money Market Fund	6.68%
Total Investments	99.57%
Receivables and Other Assets Net of Liabilities	0.43%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Zimmer Biomet Holdings, Inc.	2.36%
Conagra Brands, Inc.	1.80%
Allstate Corp.	1.73%
Henry Schein, Inc.	1.72%
Northern Trust Corp.	1.64%
Bank of New York Mellon Corp.	1.64%
Norfolk Southern Corp.	1.60%
Quest Diagnostics, Inc.	1.46%
Enterprise Products Partners LP	1.43%
Koninklijke Ahold Delhaize NV	1.38%
Total	16.76%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP American Century Select Mid Cap Managed Volatility Fund-4

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–92.28%
Aerospace & Defense–1.94%
†CAE, Inc.	18,256	$394,039
Curtiss-Wright Corp.	6,559	1,461,280
General Dynamics Corp.	7,741	2,010,106
HEICO Corp.	3,990	713,691
Huntington Ingalls Industries, Inc.	21,046	5,464,383
		10,043,499
Airlines–1.09%
Southwest Airlines Co.	194,888	5,628,365
		5,628,365
Auto Components–2.27%
†Aptiv PLC	44,579	3,999,628
BorgWarner, Inc.	113,954	4,085,251
Cie Generale des Etablissements Michelin SCA	68,928	2,469,981
†Mobileye Global, Inc. Class A	27,681	1,199,141
		11,754,001
Banks–2.82%
Commerce Bancshares, Inc.	43,714	2,334,765
First Hawaiian, Inc.	94,338	2,156,567
Prosperity Bancshares, Inc.	24,943	1,689,389
Truist Financial Corp.	130,583	4,821,124
U.S. Bancorp	39,660	1,716,485
Westamerica BanCorp	33,508	1,890,186
		14,608,516
Beverages–0.56%
†Celsius Holdings, Inc.	23,372	1,274,242
Heineken NV	15,842	1,607,918
		2,882,160
Biotechnology–1.04%
†Amicus Therapeutics, Inc.	73,229	1,039,120
†BioMarin Pharmaceutical, Inc.	10,564	1,018,581
†Cytokinetics, Inc.	8,990	750,575
†Natera, Inc.	14,277	894,311
†Neurocrine Biosciences, Inc.	7,888	1,039,323
†Viking Therapeutics, Inc.	33,394	621,462
		5,363,372
Building Products–1.51%
Cie de Saint-Gobain SA	48,724	3,585,566
Johnson Controls International PLC	47,438	2,734,327
Trane Technologies PLC	6,147	1,499,253
		7,819,146
Capital Markets–5.40%
ARES Management Corp. Class A	17,504	2,081,576
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Bank of New York Mellon Corp.	162,946	$8,481,339
LPL Financial Holdings, Inc.	4,553	1,036,354
MSCI, Inc.	4,534	2,564,657
Northern Trust Corp.	100,576	8,486,603
T Rowe Price Group, Inc.	49,369	5,316,547
		27,967,076
Chemicals–1.42%
Akzo Nobel NV	59,274	4,895,887
Avient Corp.	25,837	1,074,044
Element Solutions, Inc.	59,203	1,369,958
		7,339,889
Commercial Services & Supplies–0.76%
Republic Services, Inc.	23,734	3,913,974
		3,913,974
Communications Equipment–1.79%
†Arista Networks, Inc.	4,852	1,142,695
†F5, Inc.	27,878	4,989,604
Juniper Networks, Inc.	107,099	3,157,278
		9,289,577
Construction & Engineering–0.87%
Vinci SA	35,990	4,517,434
		4,517,434
Containers & Packaging–2.57%
Amcor PLC	541,668	5,221,679
Avery Dennison Corp.	5,845	1,181,625
Packaging Corp. of America	26,434	4,306,363
Sonoco Products Co.	46,449	2,595,106
		13,304,773
Diversified Consumer Services–0.31%
†Bright Horizons Family Solutions, Inc.	5,889	554,979
†Duolingo, Inc.	4,642	1,053,038
		1,608,017
Diversified Telecommunication Services–0.63%
BCE, Inc.	83,118	3,272,530
		3,272,530
Electric Utilities–4.30%
Duke Energy Corp.	57,804	5,609,300
Edison International	76,968	5,502,442
Evergy, Inc.	80,567	4,205,598
Eversource Energy	61,946	3,823,307
Pinnacle West Capital Corp.	43,319	3,112,037
		22,252,684
Electrical Equipment–2.12%
AMETEK, Inc.	11,344	1,870,512
LVIP American Century Select Mid Cap Managed Volatility Fund-5

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
Emerson Electric Co.	67,385	$6,558,582
Regal Rexnord Corp.	9,867	1,460,514
Vertiv Holdings Co.	22,231	1,067,755
		10,957,363
Electronic Equipment, Instruments & Components–1.27%
Corning, Inc.	43,863	1,335,628
†Keysight Technologies, Inc.	5,500	874,995
TE Connectivity Ltd.	31,015	4,357,608
		6,568,231
Energy Equipment & Services–0.54%
Baker Hughes Co.	82,019	2,803,409
		2,803,409
Entertainment–0.95%
Electronic Arts, Inc.	11,590	1,585,628
†Spotify Technology SA	11,345	2,131,839
†Take-Two Interactive Software, Inc.	7,499	1,206,964
		4,924,431
Equity Real Estate Investment Trusts–0.27%
WP Carey, Inc.	21,797	1,412,664
		1,412,664
Food & Staples Retailing–2.71%
†Dollar Tree, Inc.	48,383	6,872,805
Koninklijke Ahold Delhaize NV	248,553	7,138,259
		14,011,064
Food Products–2.59%
Conagra Brands, Inc.	324,715	9,306,332
General Mills, Inc.	62,587	4,076,917
		13,383,249
Gas Utilities–1.79%
Atmos Energy Corp.	8,015	928,938
ONE Gas, Inc.	31,691	2,019,351
Spire, Inc.	101,360	6,318,782
		9,267,071
Health Care Equipment & Supplies–5.34%
Becton Dickinson & Co.	9,075	2,212,757
DENTSPLY SIRONA, Inc.	73,053	2,599,956
†Dexcom, Inc.	21,076	2,615,321
†Envista Holdings Corp.	112,436	2,705,210
GE HealthCare Technologies, Inc.	11,330	876,036
†Glaukos Corp.	6,807	541,088
†Hologic, Inc.	43,113	3,080,424
†Lantheus Holdings, Inc.	12,433	770,846
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Zimmer Biomet Holdings, Inc.	100,307	$12,207,362
		27,609,000
Health Care Providers & Services–6.93%
Cardinal Health, Inc.	39,487	3,980,290
Cencora, Inc.	3,504	719,651
†Centene Corp.	36,414	2,702,283
†Henry Schein, Inc.	117,608	8,904,102
Laboratory Corp. of America Holdings	22,533	5,121,526
Quest Diagnostics, Inc.	54,941	7,575,265
Universal Health Services, Inc. Class B	44,953	6,852,635
		35,855,752
Health Care REITs–0.92%
Healthpeak Properties, Inc.	241,542	4,782,532
		4,782,532
Health Care Technology–0.15%
†Veeva Systems, Inc. Class A	4,075	784,519
		784,519
Hotels, Restaurants & Leisure–1.10%
†Airbnb, Inc. Class A	12,125	1,650,697
†Chipotle Mexican Grill, Inc.	352	805,010
Hilton Worldwide Holdings, Inc.	17,667	3,216,984
		5,672,691
Household Products–1.92%
Church & Dwight Co., Inc.	30,584	2,892,023
Kimberly-Clark Corp.	57,952	7,041,748
		9,933,771
Insurance–4.89%
Aflac, Inc.	27,044	2,231,130
Allstate Corp.	63,970	8,954,521
Hanover Insurance Group, Inc.	23,718	2,879,839
Reinsurance Group of America, Inc.	35,508	5,744,484
†Ryan Specialty Holdings, Inc.	20,144	866,595
Willis Towers Watson PLC	19,148	4,618,498
		25,295,067
Interactive Media & Services–0.10%
†Match Group, Inc.	14,075	513,738
		513,738
IT Services–1.36%
Amdocs Ltd.	56,649	4,978,881
†Cloudflare, Inc. Class A	19,082	1,588,767
LVIP American Century Select Mid Cap Managed Volatility Fund-6

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Snowflake, Inc. Class A	2,425	$482,575
		7,050,223
Life Sciences Tools & Services–1.69%
Agilent Technologies, Inc.	14,065	1,955,457
†Avantor, Inc.	24,319	555,203
Bio-Techne Corp.	18,651	1,439,111
†IQVIA Holdings, Inc.	10,634	2,460,495
†Mettler-Toledo International, Inc.	1,914	2,321,605
		8,731,871
Machinery–2.05%
Cummins, Inc.	9,891	2,369,587
Graco, Inc.	8,475	735,291
IMI PLC	72,299	1,551,906
Ingersoll Rand, Inc.	3,773	291,804
Oshkosh Corp.	37,193	4,032,093
Parker-Hannifin Corp.	3,514	1,618,900
		10,599,581
Media–2.52%
Fox Corp. Class B	154,968	4,284,865
Interpublic Group of Cos., Inc.	139,573	4,555,663
Omnicom Group, Inc.	30,597	2,646,946
†Trade Desk, Inc. Class A	21,899	1,575,852
		13,063,326
Metals & Mining–0.06%
†Capstone Copper Corp.	59,246	288,394
		288,394
Multi-Utilities–2.51%
CMS Energy Corp.	59,324	3,444,944
Northwestern Energy Group, Inc.	122,964	6,257,638
WEC Energy Group, Inc.	39,016	3,283,977
		12,986,559
Oil, Gas & Consumable Fuels–3.54%
Cheniere Energy, Inc.	6,177	1,054,475
Diamondback Energy, Inc.	18,089	2,805,242
Enterprise Products Partners LP	280,269	7,385,088
EQT Corp.	70,865	2,739,641
Excelerate Energy, Inc. Class A	15,841	244,902
Occidental Petroleum Corp.	68,287	4,077,417
		18,306,765
Personal Products–0.37%
Kenvue, Inc.	88,452	1,904,372
		1,904,372
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services–0.46%
Jacobs Solutions, Inc.	9,442	$1,225,572
Verisk Analytics, Inc.	4,777	1,141,034
		2,366,606
Residential REITs–0.94%
Essex Property Trust, Inc.	19,662	4,874,996
		4,874,996
Retail REITs–2.17%
Realty Income Corp.	109,964	6,314,133
Regency Centers Corp.	73,710	4,938,570
		11,252,703
Road & Rail–2.22%
Heartland Express, Inc.	162,284	2,314,170
Norfolk Southern Corp.	35,111	8,299,538
†XPO, Inc.	9,899	867,053
		11,480,761
Semiconductors & Semiconductor Equipment–1.17%
†Enphase Energy, Inc.	4,039	533,714
Marvell Technology, Inc.	16,540	997,527
Monolithic Power Systems, Inc.	2,895	1,826,108
Teradyne, Inc.	24,665	2,676,646
		6,033,995
Software–2.78%
†Atlassian Corp. Class A	3,338	793,977
†Cadence Design Systems, Inc.	7,403	2,016,355
†Crowdstrike Holdings, Inc. Class A	8,932	2,280,518
†Datadog, Inc. Class A	17,990	2,183,626
†HubSpot, Inc.	3,987	2,314,613
†Manhattan Associates, Inc.	10,003	2,153,846
†Palantir Technologies, Inc. Class A	76,557	1,314,484
†Palo Alto Networks, Inc.	4,559	1,344,358
		14,401,777
Specialized REITs–1.55%
Public Storage	15,317	4,671,685
SBA Communications Corp.	2,916	739,760
VICI Properties, Inc.	81,112	2,585,851
		7,997,296
Specialty Retail–0.27%
†Burlington Stores, Inc.	7,246	1,409,202
		1,409,202
Technology Hardware, Storage & Peripherals–0.74%
HP, Inc.	127,198	3,827,388
		3,827,388
LVIP American Century Select Mid Cap Managed Volatility Fund-7

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.64%
†Lululemon Athletica, Inc.	3,329	$1,702,084
†On Holding AG Class A	59,882	1,615,018
		3,317,102
Trading Companies & Distributors–2.37%
†Beacon Roofing Supply, Inc.	46,577	4,053,131
Bunzl PLC	119,422	4,855,858
MSC Industrial Direct Co., Inc. Class A	33,118	3,353,529
		12,262,518
Total Common Stock (Cost $421,668,601)		477,495,000
	Number of Shares	Value (U.S. $)
PREFERRED STOCK–0.61%
Henkel AG & Co. KGaA 2.54%	39,029	$3,139,251
Total Preferred Stock (Cost $2,529,974)		3,139,251

MONEY MARKET FUND–6.68%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	34,533,738	34,533,738
Total Money Market Fund (Cost $34,533,738)		34,533,738

TOTAL INVESTMENTS–99.57% (Cost $458,732,313)	515,167,989
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.43%	2,247,943
NET ASSETS APPLICABLE TO 39,367,448 SHARES OUTSTANDING–100.00%	$517,415,932
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($21,739 / 1,650 Shares)	$13.173
NET ASSET VALUE PER SHARE–LVIP AMERICAN CENTURY SELECT MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($517,394,193 / 39,365,798 Shares)	$13.143
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$457,793,042
Distributable earnings/(accumulated loss)	59,622,890
TOTAL NET ASSETS	$517,415,932

†Non-income producing.

★Includes $1,422,918 cash collateral held at broker for futures contracts, $1,353,326 payable for securities purchased, $182,783 payable for fund shares redeemed, $34,674 other accrued expenses payable, $485,935 due to manager and affiliates, $175,534 variation margin due to broker on futures contracts, $25,588 payable for audit fee and $29,993 payable for fund accounting fee as of December 31, 2023.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	EUR	(7,448,350)	USD	8,174,134	3/28/24	$—	$(77,876)
GSI	CAD	(4,475,438)	USD	3,346,572	3/28/24	—	(35,049)
GSI	GBP	(4,359,320)	USD	5,525,832	3/28/24	—	(33,128)
JPMC	EUR	(6,923,239)	USD	7,598,046	3/28/24	—	(72,194)
MSC	EUR	(6,923,238)	USD	7,598,046	3/28/24	—	(72,194)
Total Foreign Currency Exchange Contracts						$—	$(290,441)
LVIP American Century Select Mid Cap Managed Volatility Fund-8

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
6	British Pound	$478,163	$469,816	3/18/24	$8,347	$—
6	Euro	830,625	812,535	3/18/24	18,090	—
7	Japanese Yen	627,900	610,097	3/18/24	17,803	—
					44,240	—
Equity Contracts:
22	E-mini Russell 2000 Index	2,252,470	2,067,611	3/15/24	184,859	—
22	E-mini S&P 500 Index	5,302,000	5,087,808	3/15/24	214,192	—
49	E-mini S&P MidCap 400 Index	13,766,550	12,915,979	3/15/24	850,571	—
17	Euro STOXX 50 Index	852,592	848,270	3/15/24	4,322	—
5	FTSE 100 Index	494,340	480,390	3/15/24	13,950	—
3	Nikkei 225 Index (OSE)	711,702	698,448	3/7/24	13,254	—
					1,281,148	—
Total Futures Contracts					$1,325,388	$—

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
BOA–Bank of America
CAD–Canadian Dollar
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GSI–Goldman Sachs International
IT–Information Technology
JPMC–JPMorgan Chase
MSC–Morgan Stanley & Co.
OSE–Osaka Securities Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund-9

LVIP American Century Select Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$12,162,007
Foreign taxes withheld	(156,405)
12,005,602
EXPENSES:
Management fees	3,709,890
Distribution fees-Service Class	1,731,211
Shareholder servicing fees	143,449
Accounting and administration expenses	136,689
Custodian fees	61,069
Professional fees	54,530
Reports and statements to shareholders	20,951
Trustees’ fees and expenses	18,139
Consulting fees	5,389
Pricing fees	5,031
Other	19,780
5,906,128
Less:
Management fees waived	(24,733)
Total operating expenses	5,881,395
NET INVESTMENT INCOME	6,124,207
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	12,528,924
Foreign currencies	293
Foreign currency exchange contracts	(234,081)
Futures contracts	1,171,384
Net realized gain	13,466,520
Net change in unrealized appreciation (depreciation) of:
Investments	23,498,184
Foreign currencies	1,227
Foreign currency exchange contracts	(141,272)
Futures contracts	1,529,317
Net change in unrealized appreciation (depreciation)	24,887,456
NET REALIZED AND UNREALIZED GAIN	38,353,976
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$44,478,183
See accompanying notes, which are an integral part of the financial statements.

LVIP American Century Select Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,124,207	$4,845,941
Net realized gain	13,466,520	34,999,395
Net change in unrealized appreciation (depreciation)	24,887,456	(84,571,914)
Net increase (decrease) in net assets resulting from operations	44,478,183	(44,726,578)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,790)	(2,140)
Service Class	(41,391,968)	(52,897,546)
	(41,393,758)	(52,899,686)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class	28,679,512	18,457,489
Reinvestment of dividends and distributions:
Standard Class	1,790	2,140
Service Class	41,391,968	52,897,546
	70,073,270	71,357,175
Cost of shares redeemed:
Service Class	(46,355,360)	(77,088,358)
	(46,355,360)	(77,088,358)
Increase (decrease) in net assets derived from capital share transactions	23,717,910	(5,731,183)
NET INCREASE (DECREASE) IN NET ASSETS	26,802,335	(103,357,447)
NET ASSETS:
Beginning of year	490,613,597	593,971,044
End of year	$517,415,932	$490,613,597
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund-10

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]
Net asset value, beginning of period	$13.156	$15.994	$13.667	$14.029	$11.749
Income (loss) from investment operations:
Net investment income[3]	0.211	0.186	0.144	0.137	0.199
Net realized and unrealized gain (loss)	0.972	(1.457)	2.755	0.442	3.034
Total from investment operations	1.183	(1.271)	2.899	0.579	3.233
Less dividends and distributions from:
Net investment income	(0.213)	(0.289)	(0.206)	(0.084)	(0.440)
Net realized gain	(0.953)	(1.278)	(0.366)	(0.803)	(0.513)
Return of capital	—	—	—	(0.054)	—
Total dividends and distributions	(1.166)	(1.567)	(0.572)	(0.941)	(0.953)
Net asset value, end of period	$13.173	$13.156	$15.994	$13.667	$14.029
Total return[4]	9.50%	(7.40% )	21.22%	5.16%	27.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22	$20	$21	$18	$17
Ratio of expenses to average net assets[5]	0.83%	0.83%	0.82%	0.87%	0.60%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.84%	0.84%	0.83%	0.87%	0.83%
Ratio of net investment income to average net assets	1.74%	1.29%	0.92%	1.09%	1.47%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.73%	1.28%	0.91%	1.09%	1.23%
Portfolio turnover	55%	71%	51%	86%	58%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund-11

LVIP American Century Select Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Century Select Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]
Net asset value, beginning of period	$13.134	$15.970	$13.649	$14.018	$11.747
Income (loss) from investment operations:
Net investment income[3]	0.164	0.134	0.087	0.092	0.151
Net realized and unrealized gain (loss)	0.966	(1.452)	2.750	0.436	3.030
Total from investment operations	1.130	(1.318)	2.837	0.528	3.181
Less dividends and distributions from:
Net investment income	(0.168)	(0.240)	(0.150)	(0.057)	(0.397)
Net realized gain	(0.953)	(1.278)	(0.366)	(0.803)	(0.513)
Return of capital	—	—	—	(0.037)	—
Total dividends and distributions	(1.121)	(1.518)	(0.516)	(0.897)	(0.910)
Net asset value, end of period	$13.143	$13.134	$15.970	$13.649	$14.018
Total return[4]	9.13%	(7.73% )	20.79%	4.82%	27.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$517,394	$490,594	$593,950	$542,608	$519,933
Ratio of expenses to average net assets[5]	1.18%	1.18%	1.17%	1.22%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.19%	1.19%	1.18%	1.22%	1.18%
Ratio of net investment income to average net assets	1.39%	0.94%	0.57%	0.74%	1.12%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.38%	0.93%	0.56%	0.74%	0.89%
Portfolio turnover	55%	71%	51%	86%	58%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	Effective May 1, 2019, American Century Investment Management, Inc. is responsible for the day-to-day management of the Fund’s investment portfolio, replacing Lincoln Investment Advisors Corporation.
[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to May 1, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund-12

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
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LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP American Century Select Mid Cap Managed Volatility Fund is $63 and $63 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.    LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
American Century Investment Management, Inc, (“American Century”) is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays American Century a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$40,008
Legal	6,547
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $14,134 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
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LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$322,087
Distribution fees payable to LFD	151,310
Shareholder servicing fees payable to Lincoln Life	12,538
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities purchases of $63,423 and securities sales of $44,077, which resulted in net realized gains of $5,639.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$253,870,631
Sales	269,693,141
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$467,289,171
Aggregate unrealized appreciation of investments and derivatives	$67,541,996
Aggregate unrealized depreciation of investments and derivatives	(19,648,657)
Net unrealized appreciation of investments and derivatives	$47,893,339
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP American Century Select Mid Cap Managed Volatility Fund-15

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$477,495,000	$—	$—	$477,495,000
Preferred Stock	3,139,251	—	—	3,139,251
Money Market Fund	34,533,738	—	—	34,533,738
Total Investments	$515,167,989	$—	$—	$515,167,989
Derivatives:

Assets:
Futures Contracts	$1,325,388	$—	$—	$1,325,388
Liabilities:
Foreign Currency Exchange Contracts	$—	$(290,441)	$—	$(290,441)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, forward contracts, partnership investments and outstanding partnership basis adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$9,261,261	$8,976,437
Long-term capital gains	32,132,497	43,923,249
Total	$41,393,758	$52,899,686
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$182,698
Undistributed long-term capital gains	11,546,853
Net unrealized appreciation	47,893,339
Distributable earnings/(accumulated loss)	$59,622,890
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to partnership investments:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(437,440)	$437,440
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP American Century Select Mid Cap Managed Volatility Fund-16

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	—	—
Service Class	2,198,973	1,278,370
Shares reinvested:
Standard Class	141	169
Service Class	3,290,951	4,183,822
	5,490,065	5,462,361
Shares redeemed:
Standard Class	—	—
Service Class	(3,477,571)	(5,301,037)
	(3,477,571)	(5,301,037)
Net increase	2,012,494	161,324
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the
LVIP American Century Select Mid Cap Managed Volatility Fund-17

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP American Century Select Mid Cap Managed Volatility Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(290,441)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	1,281,148	Receivables and other assets net of liabilities	—
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	44,240	Receivables and other assets net of liabilities	—
Total		$1,325,388		$(290,441)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(234,081)	$(141,272)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,296,591	1,507,296
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(125,207)	22,021
Total		$937,303	$1,388,045
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$1,709,023	$32,030,027
Futures contracts (average notional value)	23,420,866	—
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government
LVIP American Century Select Mid Cap Managed Volatility Fund-18

LVIP American Century Select Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Century Select Mid Cap Managed Volatility Fund-19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Century Select Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Century Select Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP American Century Select Mid Cap Managed Volatility Fund–20

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Century Select Mid Cap Managed Volatility Fund-21

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Approved Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services.In considering the renewal of the subadvisory agreement between LFI and American Century Investment Management, Inc. (“American Century”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by American Century under the subadvisory agreement. The Board reviewed the services provided by American Century, the
LVIP American Century Select Mid Cap Managed Volatility Fund-22

LVIP American Century Select Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve - Subadvisory Agreement (continued)
background of the investment professionals servicing the Fund, and the reputation, resources and investment approach of American Century. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve.In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve of the Fund to a peer group of funds in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index. The Board concluded that the services provided by American Century were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, which include breakpoints, and the average fees charged to other clients advised by American Century. The Board considered that LFI compensates American Century from its fees and that the subadvisory fee schedules for the Fund were negotiated between LFI and American Century, which is unaffiliated with LFI. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LFI and American Century, which is unaffiliated with LFI, and that LFI compensates American Century from its fees. The Board reviewed materials provided by American Century as to any additional benefits it receives and noted American Century’s statement that its relationship with the Fund may enhance its name recognition in the investment community and may enhance its ability to obtain research from broker-dealers or obtaining research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP American Century Select Mid Cap Managed Volatility Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP American Century Select Mid Cap Managed Volatility Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP American Century Select Mid Cap Managed Volatility Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP American Century Select Mid Cap Managed Volatility Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Century Select Mid Cap Managed Volatility Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Century Select Mid Cap Managed Volatility Fund-28

LVIP American Funds
LVIP American Global Growth Fund
LVIP American Global Small Capitalization Fund
LVIP American Growth Fund
LVIP American Growth-Income Fund
LVIP American International Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Growth Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
The Fund returned 22.16% (Service Class II shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI All Country World Index (net dividends)1, returned 22.20%. The LVIP American Global Growth Fund invests all of its assets in Class 1 shares of the Global Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.
All sectors rose in the MSCI All Country World Index, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.
Within the Fund, sector selection in the utilities and financials sectors were among the top contributors to relative returns2. Larger-than-index positions in Novo Nordisk and Chipotle Mexican Grill were among the top individual contributors to the Fund. Danish biopharmaceutical firm Novo Nordisk, an innovator in the treatment and management of diabetes and obesity, saw its shares rise on strong financial results and clinical trial outcomes. Meanwhile, Chipotle experienced double-digit revenue growth in 2023, driven by strong earnings and higher operating margin. On the downside, sector selection in health care and stock selection in information technology detracted from relative results. Smaller-than-benchmark weights in Apple and Amazon.com were among the top individual detractors.
On a geographic basis, stocks of companies domiciled in the United States and Denmark were among the top contributors to results, while stocks of companies based in Germany and Hong Kong were among the top detractors.
The Fund’s portfolio managers are optimistic they will continue to find good companies globally that offer high-quality products and services, and whose values are not yet fully reflected in their share prices.
Portfolio Managers of Master Fund:
Capital Research and Management
CompanySM:
 Patrice Collette
Paul Flynn
Jonathan Knowles
Roz Hongsaranagon
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Global Growth Fund - Service Class II
MSCI All Country World Index (net dividends)
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$24,046
$21,440

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Fund Service Class II shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,046. For comparison, look at how the MSCI All Country World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $21,440. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Service Class II Shares
One Year	+ 22.16%
Five Years	+ 13.24%
Ten Years	+ 9.17%
1. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.
2. Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index.
LVIP American Funds–1

LVIP American Global Small Capitalization Fund
2023 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Financial Investments Corporation
The Fund returned 15.72% (Service Class II shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI All Country World Small Cap Index (net dividends)1, returned 16.84%. The LVIP American Global Small Capitalization Fund invests all of its assets in Class 1 shares of the Global Small Capitalization FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.
All sectors rose in the MSCI All Country World Index2, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.
Within the Fund, stock selection within the financials sector contributed positively to relative returns3. A larger-than-index investment in Draftkings was among the Fund’s top individual contributors over the period. On the downside, stock selection within the information technology sector detracted from returns. Within individual securities, health care provider Insulet was a top detractor, as its stock lagged the broader market.
Geographically, investments in companies domiciled in the United States and India were overall additive to returns, while investments in those domiciled in Italy and China were detractors, overall.
Portfolio Managers of Master Fund:
Capital Research and Management
CompanySM:
 Michael Beckwith
Bradford F. Freer
Harold H. La
Aidan O'Connell
Renaud H. Samyn
Gregory W. Wendt
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Global Small Capitalization Fund - Service Class II
MSCI All Country World Small Cap Index (net dividends)
$30,000
$26,000
$22,000
$18,000
$14,000
$10,000
12/31/13
12/31/23
$19,058
$16,855

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Small Capitalization Fund Service Class II shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $16,855. For comparison, look at how the MSCI All Country World Small Cap Index (net dividends) did over the same period. The same $10,000 investment would have increased to $19,058. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Service Class II Shares
One Year	+ 15.72%
Five Years	+ 7.88%
Ten Years	+ 5.36%
1. The MSCI All Country World Small Cap Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure equity market performance of smaller capitalization companies in both developed and emerging markets.
2. The MSCI All Country World Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance of developed markets. The index consists of more than 20 developed-market country indexes, including the United States.
3. Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index.
LVIP American Funds–2

LVIP American Growth Fund
2023 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Financial Investments Corporation
The Fund returned 37.99% (Service Class II shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Index1, returned 26.29%. The LVIP American Growth Fund invests all of its assets in Class 1 shares of the Growth FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve(the Fed) interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. The Nasdaq Composite, a market capitalization-weighted index that is heavily weighted toward the technology sector, soared 43.42%.
Regarding the Fund, stock selection within the communication services and industrials sectors were the top contributors to relative returns2. A larger-than-benchmark position in Meta Platforms buoyed results as the company adopted a posture of cost cutting and operational efficiency that, when combined with strong user growth, drove near record-high revenue. On the downside, a lower-than-benchmark position in the information technology sector weighed on results and a smaller-than-benchmark position in NVIDIA detracted from returns.
Looking forward, the Fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Fed’s  target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. Regardless of the outcome, the managers will continue to focus on opportunities for long-term capital appreciation based on a time-tested investment approach in pursuit of superior returns for investors.
Portfolio Managers of Master Fund:
Capital Research and Management
CompanySM:
 Paul Benjamin
Mark L. Casey
Irfan M. Furniturewala
Anne-Marie Peterson
Andraz Razen
Alan J. Wilson
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Growth Fund - Service Class II
S&P 500® Index
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
12/31/13
12/31/23
$36,892
$31,150

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth Fund Service Class II shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $36,892. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Service Class II Shares
One Year	+ 37.99%
Five Years	+ 18.26%
Ten Years	+ 13.94%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index.
LVIP American Funds–3

LVIP American Growth-Income Fund
2023 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Financial Investments Corporation
The Fund returned 25.72% (Service Class II shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Index1, returned 26.29%. The LVIP American Growth-Income Fund invests all of its assets in Class 1 shares of the Growth-Income FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
U.S. equities advanced amid strong economic growth, moderating inflation and a slowdown in the pace of U.S. Federal Reserve (the Fed) interest rate hikes despite market jitters over a major banking crisis and wars in Ukraine and the Middle East. The information technology, consumer discretionary and communication services sectors led as growth stocks significantly outpaced value. A strong labor market and resilient consumer spending helped the U.S. economy avoid a recession, which once seemed inevitable, and inflation declined rapidly throughout the year.
Regarding the Fund, investments within the health care and financials sectors were top contributors to the fund’s relative returns2. Larger-than-benchmark positions in Broadcom and General Electric were top individual contributors, as these stocks outpaced the market overall. On the downside, sector selection in the information technology and consumer discretionary sectors dragged on Fund returns. Smaller-than-benchmark positions in Apple and NVIDIA detracted.
Looking ahead, the Fund’s managers take an overall positive view of economic indicators for the coming year. Inflation has declined meaningfully, although it remains above the Fed’s target. Likewise, the Fed has paused its recent pattern of interest rate hikes and the U.S. economy has remained incredibly resilient throughout. Whether and when the pause will pivot to rate cuts is likely dependent on how quickly inflation reaches a level the central bank is comfortable with, but the idea of a soft landing seems far more realistic than a year ago. As a result, portfolio managers believe the outlook is positive for corporate earnings to improve and for stocks to move higher as a result. They will continue to build positions in companies and stocks in which they see long-term value potential.
Portfolio Managers of Master Fund:
Capital Research and Management
CompanySM:
 Donald D. O'Neal
Keiko McKibben
Charles E. Ellwein
J. Blair Frank
William L. Robbins
Carlos A. Schonfeld
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Growth-Income Fund - Service Class II
S&P 500® Index
$48,000
$42,000
$36,000
$30,000
$24,000
$18,000
$12,000
$6,000
12/31/13
12/31/23
$31,150
$27,212

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Growth-Income Fund Service Class II shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $27,212. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Service Class II Shares
One Year	+ 25.72%
Five Years	+ 12.97%
Ten Years	+ 10.53%
1. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. Relative returns refers to the difference between the returns of the fund and the returns of its benchmark index.
LVIP American Funds–4

LVIP American International Fund
2023 Annual Report Commentary (unaudited) (continued)
Advised by: Lincoln Financial Investments Corporation
The Fund returned 15.41% (Service Class II shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI All Country World ex USA Index (net dividends)1, returned 15.62%. The LVIP American International Fund invests all of its assets in Class 1 shares of the International FundSM (Master Fund), a series of the American Funds Insurance Series®. The discussion that follows relates to the Master Fund.
Global stocks rallied, bouncing back from the severe losses of 2022. Stocks advanced in nearly all major developed markets, led by the U.S., Europe and Japan. Many emerging markets also posted solid gains, particularly Brazil and India, even as stocks in China fell sharply. Markets moved higher despite rising geopolitical risks, including ongoing conflicts in Ukraine and the Middle East.
All sectors rose in the MSCI All Country World Index ex USA, boosted by signs of falling inflation and indications that many of the world’s central banks may be done raising interest rates. Information technology stocks enjoyed the largest gains, fueled in part by rapid advancements in artificial intelligence. Consumer staples, health care and utilities stocks lagged the overall market.
Within the Fund, stock selection within the information technology and consumer discretionary sectors boosted relative returns2. Within individual securities, a larger-than-index position in South Korean chipmaker SK Hynix was among the top individual contributors. On the downside, stock selection within the materials and financials sectors dragged on returns. A larger-than-index position in the Canadian mining and metals company, First Quantum Minerals, was a detractor.
The new year looks to continue current macroeconomic uncertainty and trends stemming from shifting monetary policies and geopolitical tensions around the world. Overall, the Fund’s portfolio managers have a positive view of economic indicators for the coming year and, supported by our global research capabilities, believe they will continue to identify attractive investment opportunities in companies with long-term potential for investors.
Portfolio Managers of Master Fund:
Capital Research and Management
CompanySM:
 Sung Lee
Renaud H. Samyn
Nicholas J. Grace
Christopher Thomsen
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American International Fund - Service Class II
MSCI All Country World ex USA Index (net dividends)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/13
12/31/23
$14,561
$13,480

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American International Fund Service Class II shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,480. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,561. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the periods shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Service Class II Shares
One Year	+ 15.41%
Five Years	+ 4.45%
Ten Years	+ 3.03%
1. The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and 26 emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.
2. Relative returns refers to the difference between the returns of a fund and the returns of its benchmark index.
LVIP American Funds–5

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee reimbursements in effect for the LVIP American Global Small Capitalization Fund.
LVIP American Global Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Service Class II Shares	$1,000.00	$1,062.10	0.62%	$3.22
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.62%	$3.16
LVIP American Global Small Capitalization Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Service Class II Shares	$1,000.00	$1,040.50	0.65%	$3.34
Hypothetical
Service Class II Shares	$1,000.00	$1,021.90	0.65%	$3.31
LVIP American Growth Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Service Class II Shares	$1,000.00	$1,107.00	0.60%	$3.19
Hypothetical
Service Class II Shares	$1,000.00	$1,022.20	0.60%	$3.06
LVIP American Growth-Income Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Service Class II Shares	$1,000.00	$1,097.90	0.60%	$3.17
Hypothetical
Service Class II Shares	$1,000.00	$1,022.20	0.60%	$3.06
LVIP American Funds-6

LVIP American Funds
Disclosure
OF FUND EXPENSES (unaudited) (continued)
LVIP American International Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Service Class II Shares	$1,000.00	$1,029.10	0.62%	$3.17
Hypothetical
Service Class II Shares	$1,000.00	$1,022.10	0.62%	$3.16

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Funds-7

LVIP American Global Growth Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
✢American Funds Insurance Series®– Global Growth Fund	9,952,918	$337,602,986
Total Investment Company (Cost $260,740,447)		337,602,986

TOTAL INVESTMENTS–100.06% (Cost $260,740,447)	337,602,986
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(188,848)
NET ASSETS APPLICABLE TO 14,677,308 SHARES OUTSTANDING–100.00%	$337,414,138
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH FUND SERVICE CLASS II ($337,414,138 / 14,677,308 Shares)	$22.989
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$244,488,226
Distributable earnings/(accumulated loss)	92,925,912
TOTAL NET ASSETS	$337,414,138

✢Class 1 shares.

★Includes $143,882 payable for securities purchased, $227,950 payable for fund shares redeemed, $4,355 other accrued expenses payable,
$162,037 due to manager and affiliates, $15,252 payable for audit fee and $9,436 payable for fund accounting fee as of December 31, 2023.

The LVIP American Global Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-8

LVIP American Global Small Capitalization Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.08%
Global Equity Fund–100.08%
✢American Funds Insurance Series®– Global Small Capitalization Fund	3,194,411	$59,320,211
Total Investment Company (Cost $56,911,885)		59,320,211

TOTAL INVESTMENTS–100.08% (Cost $56,911,885)	59,320,211
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.08%)	(50,331)
NET ASSETS APPLICABLE TO 5,819,904 SHARES OUTSTANDING–100.00%	$59,269,880
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL SMALL CAPITALIZATION FUND SERVICE CLASS II ($59,269,880 / 5,819,904 Shares)	$10.184
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$59,358,771
Distributable earnings/(accumulated loss)	(88,891)
TOTAL NET ASSETS	$59,269,880

✢Class 1 shares.

★Includes $5,340 expense reimbursement receivable from Lincoln Financial Investments Corporation, $20,781 payable for fund shares redeemed, $3,017 other accrued expenses payable, $28,400 due to manager and affiliates, $15,252 payable for audit fee and $9,403 payable for fund accounting fee as of December 31, 2023.

The LVIP American Global Small Capitalization Fund (Fund) invests substantially all of its assets in Class 1 shares of the Global Small Capitalization Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-9

LVIP American Growth Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth Fund	17,719,491	$1,762,026,221
Total Investment Company (Cost $1,319,303,568)		1,762,026,221

TOTAL INVESTMENTS–100.05% (Cost $1,319,303,568)	1,762,026,221
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(867,557)
NET ASSETS APPLICABLE TO 64,090,800 SHARES OUTSTANDING–100.00%	$1,761,158,664
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH FUND SERVICE CLASS II ($1,761,158,664 / 64,090,800 Shares)	$27.479
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,305,751,092
Distributable earnings/(accumulated loss)	455,407,572
TOTAL NET ASSETS	$1,761,158,664

✢Class 1 shares.

★Includes $1,155,424 payable for fund shares redeemed, $10,837 other accrued expenses payable, $842,827 due to manager and affiliates,
$15,252 payable for audit fee and $9,600 payable for fund accounting fee as of December 31, 2023.

The LVIP American Growth Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-10

LVIP American Growth-Income Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.05%
Equity Fund–100.05%
✢American Funds Insurance Series®– Growth-Income Fund	22,845,948	$1,353,850,860
Total Investment Company (Cost $1,045,033,506)		1,353,850,860

TOTAL INVESTMENTS–100.05% (Cost $1,045,033,506)	1,353,850,860
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.05%)	(673,865)
NET ASSETS APPLICABLE TO 52,783,373 SHARES OUTSTANDING–100.00%	$1,353,176,995
NET ASSET VALUE PER SHARE–LVIP AMERICAN GROWTH-INCOME FUND SERVICE CLASS II ($1,353,176,995 / 52,783,373 Shares)	$25.636
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,002,257,451
Distributable earnings/(accumulated loss)	350,919,544
TOTAL NET ASSETS	$1,353,176,995

✢Class 1 shares.

★Includes $5,254 payable for securities purchased, $212,259 payable for fund shares redeemed, $9,149 other accrued expenses payable,
$648,568 due to manager and affiliates, $15,252 payable for audit fee and $9,556 payable for fund accounting fee as of December 31, 2023.

The LVIP American Growth-Income Fund (Fund) invests substantially all of its assets in Class 1 shares of the Growth-Income Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-11

LVIP American International Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANY–100.06%
International Equity Fund–100.06%
✢American Funds Insurance Series®– International Fund	16,684,308	$291,975,392
Total Investment Company (Cost $285,702,847)		291,975,392

TOTAL INVESTMENTS–100.06% (Cost $285,702,847)	291,975,392
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.06%)	(166,574)
NET ASSETS APPLICABLE TO 23,781,198 SHARES OUTSTANDING–100.00%	$291,808,818
NET ASSET VALUE PER SHARE–LVIP AMERICAN INTERNATIONAL FUND SERVICE CLASS II ($291,808,818 / 23,781,198 Shares)	$12.271
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$304,192,687
Distributable earnings/(accumulated loss)	(12,383,869)
TOTAL NET ASSETS	$291,808,818

✢Class 1 shares.

★Includes $485,491 payable for fund shares redeemed, $4,171 other accrued expenses payable, $139,697 due to manager and affiliates,
$15,252 payable for audit fee and $9,431 payable for fund accounting fee as of December 31, 2023.

The LVIP American International Fund (Fund) invests substantially all of its assets in Class 1 shares of the International Fund, a series of the American Funds Insurance Series® (Underlying Fund) (See Note 1 in Notes to Financial Statements). The Fund has an investment objective that is consistent with its corresponding Underlying Fund. The financial statements of the Underlying Fund, including the Schedule of Investments, should be read in conjunction with the Fund’s financial statements. Financial statements for the Underlying Fund can be found at www.sec.gov.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-12

LVIP American Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
INVESTMENT INCOME:
Dividends from investment companies	$3,562,567	$274,412	$9,326,004	$19,534,391	$4,336,972
EXPENSES:
Distribution fees-Service Class II	1,721,715	315,641	8,405,609	6,596,295	1,531,502
Shareholder servicing fees	90,781	16,643	443,205	347,805	80,752
Accounting and administration expenses	57,806	33,396	171,385	141,167	54,530
Professional fees	33,217	27,636	60,222	52,889	32,428
Trustees’ fees and expenses	11,409	2,110	54,854	43,307	10,190
Reports and statements to shareholders	10,096	5,531	25,155	20,987	14,802
Consulting fees	2,457	2,263	3,405	3,149	2,425
Custodian fees	1,245	484	4,884	3,915	1,146
Other	11,306	4,654	43,134	20,305	8,452
	1,940,032	408,358	9,211,853	7,229,819	1,736,227
Less:
Expenses reimbursed	—	(35,328)	—	—	—
Total operating expenses	1,940,032	373,030	9,211,853	7,229,819	1,736,227
NET INVESTMENT INCOME (LOSS)	1,622,535	(98,618)	114,151	12,304,572	2,600,745
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of investment companies	609,440	(955,237)	(37,812,794)	(451,793)	(5,533,184)
Distributions from investment companies	23,444,210	709,197	85,336,263	62,159,448	—
Net realized gain (loss)	24,053,650	(246,040)	47,523,469	61,707,655	(5,533,184)
Net change in unrealized appreciation (depreciation) of:
Investments	37,169,744	8,929,585	444,506,121	203,871,184	43,287,901
NET REALIZED AND UNREALIZED GAIN	61,223,394	8,683,545	492,029,590	265,578,839	37,754,717
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$62,845,929	$8,584,927	$492,143,741	$277,883,411	$40,355,462
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-13

LVIP American Funds
Statements of Changes in Net Assets
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$1,622,535	$891,344	$(98,618)	$(417,064)	$114,151	$(2,346)
Net realized gain (loss)	24,053,650	30,106,347	(246,040)	18,827,440	47,523,469	180,702,531
Net change in unrealized appreciation (depreciation)	37,169,744	(143,460,809)	8,929,585	(43,535,933)	444,506,121	(727,656,986)
Net increase (decrease) in net assets resulting from operations	62,845,929	(112,463,118)	8,584,927	(25,125,557)	492,143,741	(546,956,801)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(32,206,496)	(23,827,456)	(16,234,948)	(7,442,353)	(181,292,678)	(220,913,037)
Return of capital:
Service Class II	—	—	—	—	—	—
	(32,206,496)	(23,827,456)	(16,234,948)	(7,442,353)	(181,292,678)	(220,913,037)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	19,429,630	40,906,420	5,090,798	10,275,671	130,978,378	228,791,418
Reinvestment of dividends and distributions:
Service Class II	32,206,496	23,827,456	16,234,948	7,442,353	181,292,678	220,913,037
Cost of shares redeemed:
Service Class II	(41,515,468)	(87,160,605)	(11,812,005)	(10,604,497)	(179,346,068)	(129,221,205)
Increase (decrease) in net assets derived from capital share transactions	10,120,658	(22,426,729)	9,513,741	7,113,527	132,924,988	320,483,250
NET INCREASE (DECREASE) IN NET ASSETS	40,760,091	(158,717,303)	1,863,720	(25,454,383)	443,776,051	(447,386,588)
NET ASSETS:
Beginning of year	296,654,047	455,371,350	57,406,160	82,860,543	1,317,382,613	1,764,769,201
End of year	$337,414,138	$296,654,047	$59,269,880	$57,406,160	$1,761,158,664	$1,317,382,613
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-14

LVIP American Funds
Statements of Changes in Net Assets (continued)
	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$12,304,572	$10,763,247	$2,600,745	$4,082,433
Net realized gain (loss)	61,707,655	101,991,789	(5,533,184)	31,816,816
Net change in unrealized appreciation (depreciation)	203,871,184	(336,383,652)	43,287,901	(102,010,400)
Net increase (decrease) in net assets resulting from operations	277,883,411	(223,628,616)	40,355,462	(66,111,151)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Service Class II	(106,951,380)	(38,903,357)	(38,069,061)	(7,798,204)
Return of capital:
Service Class II	—	—	(6,486)	—
	(106,951,380)	(38,903,357)	(38,075,547)	(7,798,204)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Service Class II	99,356,267	106,708,517	21,991,429	68,089,119
Reinvestment of dividends and distributions:
Service Class II	106,951,380	38,903,357	38,075,547	7,798,204
Cost of shares redeemed:
Service Class II	(117,148,049)	(120,277,833)	(39,677,238)	(29,194,396)
Increase (decrease) in net assets derived from capital share transactions	89,159,598	25,334,041	20,389,738	46,692,927
NET INCREASE (DECREASE) IN NET ASSETS	260,091,629	(237,197,932)	22,669,653	(27,216,428)
NET ASSETS:
Beginning of year	1,093,085,366	1,330,283,298	269,139,165	296,355,593
End of year	$1,353,176,995	$1,093,085,366	$291,808,818	$269,139,165
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-15

LVIP American Global Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Fund Service Class II
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$20.980	$30.532	$27.014	$21.644	$17.109
Income (loss) from investment operations:
Net investment income (loss)[1]	0.117	0.063	(0.005)	(0.006)	0.156
Net realized and unrealized gain (loss)	4.301	(7.837)	4.345	6.342	5.688
Total from investment operations	4.418	(7.774)	4.340	6.336	5.844
Less dividends and distributions from:
Net investment income	(0.111)	(0.129)	—	—	(0.251)
Net realized gain	(2.298)	(1.649)	(0.822)	(0.966)	(1.058)
Total dividends and distributions	(2.409)	(1.778)	(0.822)	(0.966)	(1.309)
Net asset value, end of period	$22.989	$20.980	$30.532	$27.014	$21.644
Total return[2]	22.16%	(25.02% )	16.02%	29.99%	34.78%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$337,414	$296,654	$455,371	$385,084	$317,207
Ratio of expenses to average net assets[3]	0.62%	0.62%	0.61%	0.63%	0.64%
Ratio of net investment income (loss) to average net assets	0.52%	0.27%	(0.02% )	(0.03% )	0.78%
Portfolio turnover	11%	18%	9%	10%	7%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-16

LVIP American Global Small Capitalization Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Small Capitalization Fund Service Class II
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.508	$20.466	$20.741	$17.017	$13.740
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.021)	(0.098)	(0.143)	(0.073)	(0.041)
Net realized and unrealized gain (loss)	1.588	(6.089)	1.557	4.789	4.247
Total from investment operations	1.567	(6.187)	1.414	4.716	4.206
Less dividends and distributions from:
Net investment income	—	(0.626)	—	—	(0.230)
Net realized gain	(3.891)	(1.145)	(1.689)	(0.992)	(0.699)
Total dividends and distributions	(3.891)	(1.771)	(1.689)	(0.992)	(0.929)
Net asset value, end of period	$10.184	$12.508	$20.466	$20.741	$17.017
Total return[2]	15.72%	(29.85% )	6.29%	29.23%	31.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$59,270	$57,406	$82,861	$84,849	$76,181
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.71%	0.71%	0.67%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets	(0.17% )	(0.65% )	(0.65% )	(0.44% )	(0.26% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	(0.23% )	(0.71% )	(0.67% )	(0.52% )	(0.34% )
Portfolio turnover	5%	12%	9%	13%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects expenses waived/reimbursed by the manager. Performance would have been lower had the expense reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-17

LVIP American Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth Fund Service Class II
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$22.546	$38.600	$32.636	$23.030	$19.311
Income (loss) from investment operations:
Net investment income (loss)[1]	0.002	— [2]	(0.043)	(0.016)	0.092
Net realized and unrealized gain (loss)	8.163	(11.593)	7.055	11.488	5.586
Total from investment operations	8.165	(11.593)	7.012	11.472	5.678
Less dividends and distributions from:
Net investment income	(0.002)	(0.405)	(0.194)	—	(0.379)
Net realized gain	(3.230)	(4.056)	(0.854)	(1.866)	(1.580)
Total dividends and distributions	(3.232)	(4.461)	(1.048)	(1.866)	(1.959)
Net asset value, end of period	$27.479	$22.546	$38.600	$32.636	$23.030
Total return[3]	37.99%	(30.19% )	21.58%	51.55%	30.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,761,159	$1,317,383	$1,764,769	$1,403,276	$999,023
Ratio of expenses to average net assets[4]	0.60%	0.60%	0.60%	0.63%	0.63%
Ratio of net investment income (loss) to average net assets	0.01%	— [5]	(0.12% )	(0.06% )	0.42%
Portfolio turnover	8%	5%	6%	9%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]	Amount rounds to less than $0.001 per share.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[5]	Amount rounds to less than 0.001%.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-18

LVIP American Growth-Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Growth-Income Fund Service Class II
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$22.301	$27.805	$23.052	$22.114	$18.858
Income (loss) from investment operations:
Net investment income[1]	0.248	0.224	0.202	0.224	0.305
Net realized and unrealized gain (loss)	5.284	(4.916)	5.239	2.495	4.471
Total from investment operations	5.532	(4.692)	5.441	2.719	4.776
Less dividends and distributions from:
Net investment income	(0.236)	(0.574)	(0.199)	(0.289)	(0.537)
Net realized gain	(1.961)	(0.238)	(0.489)	(1.492)	(0.983)
Total dividends and distributions	(2.197)	(0.812)	(0.688)	(1.781)	(1.520)
Net asset value, end of period	$25.636	$22.301	$27.805	$23.052	$22.114
Total return[2]	25.72%	(16.80% )	23.69%	13.14%	25.70%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,353,177	$1,093,085	$1,330,283	$1,063,359	$876,618
Ratio of expenses to average net assets[3]	0.60%	0.60%	0.60%	0.61%	0.61%
Ratio of net investment income to average net assets	1.03%	0.94%	0.78%	1.05%	1.44%
Portfolio turnover	6%	7%	6%	5%	2%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-19

LVIP American International Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American International Fund Service Class II
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$12.337	$16.103	$16.769	$15.125	$12.886
Income (loss) from investment operations:
Net investment income[1]	0.120	0.197	0.362	0.040	0.160
Net realized and unrealized gain (loss)	1.647	(3.598)	(0.672)	1.947	2.697
Total from investment operations	1.767	(3.401)	(0.310)	1.987	2.857
Less dividends and distributions from:
Net investment income	(0.110)	(0.315)	(0.355)	(0.037)	(0.190)
Net realized gain	(1.723)	(0.050)	(0.001)	(0.306)	(0.428)
Total dividends and distributions	(1.833)	(0.365)	(0.356)	(0.343)	(0.618)
Net asset value, end of period	$12.271	$12.337	$16.103	$16.769	$15.125
Total return[2]	15.41%	(21.07% )	(1.84% )	13.57%	22.44%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$291,809	$269,139	$296,356	$294,834	$266,077
Ratio of expenses to average net assets[3]	0.62%	0.62%	0.62%	0.64%	0.64%
Ratio of net investment income to average net assets	0.94%	1.49%	2.11%	0.29%	1.11%
Portfolio turnover	5%	7%	7%	8%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Funds-20

LVIP American Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund operate under a fund of funds structure and invest substantially all of their assets in Class 1 shares of the Global Growth Fund, Global Small Capitalization Fund, Growth Fund, Growth-Income Fund and International Fund, respectively, each a series of the American Funds Insurance Series® (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund and LVIP American International Fund is long-term growth of capital.
The investment objective of the LVIP American Growth Fund is growth of capital.
The investment objective of the LVIP American Growth-Income Fund is long-term growth of capital and income.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP American Funds-21

LVIP American Funds
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund. To the extent that a Fund invests all of its investable assets (i.e., securities and cash) in another registered investment company, the Trust will not pay the adviser any advisory fees.
To the extent a Fund does not invest investable assets in another registered investment company, the advisory fee rates payable by the Service Class II of each Fund to LFI are set forth in the following table:
Fund	Annual Fee Rate Based on Average Daily Net Asset Value
LVIP American Global Growth Fund	0.80%
LVIP American Global Small Capitalization Fund	1.00%
LVIP American Growth Fund	0.75%
LVIP American Growth-Income Fund	0.75%
LVIP American International Fund	0.85%
The fee is calculated daily and paid monthly. This fee is in addition to the management fees indirectly paid to the investment advisers of the Underlying Funds. For the year ended December 31, 2023, no advisory fees were charged to the Funds.
LFI has contractually agreed to reimburse the LVIP American Global Small Capitalization Fund to the extent that the Fund’s annual operating expenses (excluding Distribution fees and Underlying Funds' fees and expenses) exceed 0.10% of the average daily net assets. The reimbursement is accrued daily and received monthly.This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. Each Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that each Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
		Expiration Date
	2024	2025	2026	Total
LVIP American Global Small Capitalization Fund	$17,875	$35,787	$35,328	$88,990
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Administrative	$25,189	$4,656	$121,236	$95,678	$22,504
Legal	4,125	761	19,872	15,680	3,683
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
LVIP American Funds-22

LVIP American Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Printing and mailing	$3,503	$1,234	$9,108	$7,822	$9,898
The Funds currently offer one class of shares: Service Class II. The Service Class II shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class II shares an annual 12b-1 Fee at a rate not to exceed 0.75% of average daily net assets of the Service Class II shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.55% of the average daily net assets of the Service Class II shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, each Fund had receivables due from and liabilities payable to affiliates as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Expense reimbursement receivable due from LFI	$—	$5,340	$—	$—	$—
Distribution fees payable to LFD	153,921	26,978	800,613	616,084	132,700
Shareholder servicing fees payable to Lincoln Life	8,116	1,422	42,214	32,484	6,997
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Purchases	$36,461,993	$2,588,971	$162,205,317	$132,151,917	$14,646,906
Sales	33,469,575	8,703,077	124,943,858	75,377,942	29,728,788
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Cost of investments	$268,111,928	$58,825,638	$1,383,084,259	$1,064,979,146	$300,169,493
Aggregate unrealized appreciation of investments	$69,491,284	$829,278	$389,575,939	$288,873,555	$13,272,939
Aggregate unrealized depreciation of investments	(228)	(334,705)	(10,633,977)	(1,840)	(21,467,040)
Net Unrealized Appreciation (Depreciation) of investments	$69,491,056	$494,573	$378,941,962	$288,871,715	$(8,194,101)
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP American Funds-23

LVIP American Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Level 1	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Investments:
Assets:
Investment Companies	$337,602,986	$59,320,211	$1,762,026,221	$1,353,850,860	$291,975,392
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Year ended December 31, 2023
Ordinary income	$2,262,378	$—	$114,151	$12,304,572	$2,600,745
Long-term capital gains	29,944,118	16,234,948	181,178,527	94,646,808	35,468,316
Return of capital	—	—	—	—	6,486
Total	$32,206,496	$16,234,948	$181,292,678	$106,951,380	$38,075,547
Year ended December 31, 2022
Ordinary income	$1,776,340	$2,609,298	$22,121,714	$26,130,965	$6,386,950
Long-term capital gains	22,051,116	4,833,055	198,791,323	12,772,392	1,411,254
Total	$23,827,456	$7,442,353	$220,913,037	$38,903,357	$7,798,204
LVIP American Funds-24

LVIP American Funds
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Growth Fund	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Undistributed long-term capital gains	$23,434,856	$—	$76,465,612	$62,047,829	$—
Capital loss carryforward	—	(583,464)	—	—	(4,189,768)
Other temporary differences	—	—	(2)	—	—
Net unrealized appreciation (depreciation)	69,491,056	494,573	378,941,962	288,871,715	(8,194,101)
Distributable earnings/(accumulated loss)	$92,925,912	$(88,891)	$455,407,572	$350,919,544	$(12,383,869)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Funds recorded the following permanent reclassifications primarily related to net operating loss and rounding:
	LVIP American Global Small Capitalization Fund	LVIP American Growth Fund	LVIP American Growth-Income Fund	LVIP American International Fund
Distributable Earnings/(Accumulated Loss)	$98,618	$(1)	$1	$1
Paid-in capital	(98,618)	1	(1)	(1)
As of December 31, 2023, the below Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP American Global Small Capitalization Fund	LVIP American International Fund
Short-Term	$—	$85,673
Long-Term	583,464	4,104,095
Total	$583,464	$4,189,768
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Growth Fund		LVIP American Global Small Capitalization Fund		LVIP American Growth Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Service Class II	853,735	1,676,581	437,956	645,432	5,120,826	7,720,594
Shares reinvested:
Service Class II	1,524,383	1,214,410	1,757,790	601,488	7,415,444	9,514,996
	2,378,118	2,890,991	2,195,746	1,246,920	12,536,270	17,235,590
Shares redeemed:
Service Class II	(1,840,988)	(3,665,440)	(965,339)	(706,173)	(6,877,398)	(4,522,906)
Net increase (decrease)	537,130	(774,449)	1,230,407	540,747	5,658,872	12,712,684

LVIP American Funds-25

LVIP American Funds
Notes to Financial Statements (continued)
 6. Capital Shares (continued)
	LVIP American Growth-Income Fund		LVIP American International Fund
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Service Class II	4,104,302	4,410,904	1,713,783	5,016,764
Shares reinvested:
Service Class II	4,518,674	1,774,548	3,299,582	643,282
	8,622,976	6,185,452	5,013,365	5,660,046
Shares redeemed:
Service Class II	(4,853,625)	(5,014,910)	(3,047,639)	(2,248,349)
Net increase (decrease)	3,769,351	1,170,542	1,965,726	3,411,697
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
9. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Funds-26

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Global Growth Fund, LVIP American Global Small Capitalization Fund, LVIP American Growth Fund, LVIP American Growth-Income Fund and LVIP American International Fund (collectively referred to as the “Funds”) (five of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (five of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP American Funds–27

LVIP American Funds
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters. The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for each Fund. In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis, including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the LVIP American Growth Fund, the LVIP American Growth-Income Fund, the LVIP American International Fund, the LVIP American Global Growth Fund and the LVIP American Global Small Capitalization Fund (collectively, the “LVIP American Funds”) each invest all of their assets in a master fund offered as a series of American Funds Insurance Series (“AFIS”). The Board considered that LFI monitors the performance of the relevant master funds for each of the LVIP American Funds, and has certain compliance and investment oversight responsibilities with respect to the master-feeder arrangements. Since Capital Research and Management Company is the adviser responsible for the day-to-day portfolio management of the assets of the AFIS master funds, the Board considered Capital Research and Management Company’s good investment management reputation. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the Service II class of each Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for each Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating each Fund’s performance. These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying fund. The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was below the returns of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period and above the returns of the Morningstar peer group median and the benchmark index for the five- and ten-year periods. The Board noted that LFI believes that the Fund has the ability to meet its performance objective going forward. The Board concluded that the services provided by LFI were satisfactory.
LVIP American Funds-28

LVIP American Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board reviewed the LVIP American Growth-Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index. The Board noted that the Fund’s total return was the same as the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, below the returns of the Morningstar peer group median and the benchmark index for the three- and five-year periods and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the ten-year period. The Board considered LFI’s view that underperformance for the three- and five-year periods was due primarily to sector allocation decisions, negative security selection within the Information Technology sector, as well as an overweight allocation to cash. The Board noted that LFI believes that the Fund has the ability to meet its performance objective going forward. The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the LVIP American International Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Growth funds category and the MSCI ACWI Ex USA NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period and below the returns of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board considered LFI’s view that underperformance for the three-year period was driven by negative security selection in certain sectors along with a greater exposure to emerging markets which underperformed developing markets and that underperformance during the five-year period was driven by negative security selection and a lower growth bias versus peers, as growth outperformed value during the period. The Board noted LFI’s view that performance was consistent with expectations for a non-US equity fund with a large-cap orientation, growth bias and meaningful emerging market exposure. The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the LVIP American Global Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global LargeStock Growth funds category and the MSCI ACWI NR USD Index. The Board noted that the Fund’s total return was above the returns of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and below the returns of the Morningstar peer group median and the benchmark index for the three-year period. The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the LVIP American Global Small Capitalization Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Small/Mid Stock funds category and the MSCI ACWI Small NR USD Index. The Board noted that the Fund’s total return was below the returns of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board considered LFI’s view that underperformance for the one-, three and five-year periods was due to the Fund’s growth orientation and negative security selection within the Information Technology, Industrials and Consumer Staples sectors. The Board noted that LFI believes that the Fund has the ability to meet its performance objective going forward. The Board concluded that the services provided by LFI were satisfactory.
Management Fee. The Board reviewed each Fund’s investment management fee and expense ratio, and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for each Fund. Because the LVIP American Funds invest their assets in the respective master funds, LFI has agreed not to charge a management fee to the LVIP American Funds, unless they are no longer invested in a registered investment company. The LVIP American Funds incur as an expense the management fee charged by each AFIS master fund, as disclosed in the relevant underlying fund’s prospectus. The Board considered that LFI charged no management fee conditioned on the master-feeder relationships for the Funds. In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI did not currently charge the Funds a management fee conditioned on the master-feeder relationships and that LFI had implemented an operating expense limitation for the LVIP American Global Small Capitalization Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall, and noted that LFI does not currently charge the Funds a management fee, and therefore concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class II shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds. Lincoln Life serves as the administrator for the Funds for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for each Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of each Fund.
LVIP American Funds-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP American Funds-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP American Funds-31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP American Funds-32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Funds-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Funds-34

LVIP American Global Allocation Managed Risk Funds
LVIP American Global Balanced Allocation Managed Risk Fund
LVIP American Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Global Allocation Managed Risk Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP American Global Balanced Allocation Managed Risk Fund returned 11.80% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Balanced Blended Composite1, returned 13.48% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned 5.53%.
The LVIP American Global Growth Allocation Managed Risk Fund returned 13.97% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Growth Blended Composite3, returned 16.42% and its broad-based benchmark index, the Russell 1000® Index4, returned 26.53%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index5 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index6 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index7 returned 26.3% during 2023, while the Nasdaq® Composite Index8 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)9, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index10, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP American Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in American Funds retail funds.  The American Funds are actively managed funds, whose investment process emphasizes superior stock selection based on bottom up fundamental research.
The performance of the Funds and their underlying funds were impacted by varied market conditions during 2023, most notably the dispersion of returns between growth and value styles.  During 2023, equity allocations to growth-oriented funds generally contributed positively to performance.  Conversely, equity allocations to value-oriented funds generally detracted as they underperformed their respective equity indexes within the composite benchmark for the year.  The fixed income allocations within the LVIP American Allocation Funds delivered mixed results to overall Fund returns in 2023.  Allocations to Treasury inflation-protected securities (TIPS) and short-duration fixed income detracted from returns, however high yield and global fixed income outperformed the fixed income index component of the Funds’ composite benchmark and contributed positively to performance.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility and provide capital protection. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Alex Zeng
Jay Shearon
Lu Fan
Milliman Financial Risk Management
LLC:
 Jeff Greco
Adam Schenck
Ruby Shi
Maria Schiopu
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP American Global Allocation Managed Risk Funds-1

LVIP American Global Allocation Managed Risk Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP American Global Balanced Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Global Balanced Allocation Managed Risk Fund - Standard Class
LVIP American Global Balanced Allocation Managed Risk Fund - Service Class
Balanced Blended Composite
Bloomberg U.S. Aggregate Bond Index
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/13
12/31/23
$17,311
$15,534
$14,999
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Balanced Allocation Managed Risk Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,534 for the Standard Class shares and to $14,999 for the Service Class shares. For comparison, look at how the Balanced Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $17,311 and $11,965, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.80%
Five Years	+ 5.76%
Ten Years	+ 4.50%
Service Class Shares
One Year	+ 11.41%
Five Years	+ 5.39%
Ten Years	+ 4.14%
LVIP American Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Global Growth Allocation Managed Risk Fund - Standard Class
LVIP American Global Growth Allocation Managed Risk Fund - Service Class
Growth Blended Composite
Russell 1000® Index
$37,000
$34,000
$31,000
$28,000
$25,000
$22,000
$19,000
$16,000
$13,000
$10,000
12/31/13
12/31/23
$30,523
$19,260
$15,534
$14,999

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Global Growth Allocation Managed Risk Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,534 for the Standard Class shares and to $14,999 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $19,260 and $30,523, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.97%
Five Years	+ 6.19%
Ten Years	+ 4.50%
Service Class Shares
One Year	+ 13.57%
Five Years	+ 5.82%
Ten Years	+ 4.14%
1. The Balanced Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 50% Bloomberg U.S. Aggregate Bond Index, 25% Russell 1000® Index, 13% MSCI EAFE® NR Index, 7% Russell Midcap® Index, 3% Russell 2000® Index, and 2% MSCI Emerging Markets NR Index.
LVIP American Global Allocation Managed Risk Funds-2

LVIP American Global Allocation Managed Risk Funds
2023 Annual Report Commentary (unaudited) (continued)
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Growth Blended Composite, an unmanaged index compiled by the Fund’s adviser, is constructed as follows: 32% Russell 1000®Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE®NR Index, 9% Russell Midcap®Index, 5% Russell 2000®Index, and 4% MSCI Emerging Markets NR Index.
4. Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
5. The Bloomberg U.S. Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
6.The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
7. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
8. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces theorder of magnitudeof the result.
9. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500®Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
10. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP American Global Allocation Managed Risk Funds-3

LVIP American Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
LVIP American Global Balanced Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,056.50	0.31%	$1.61
Service Class Shares	1,000.00	1,054.60	0.66%	3.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,021.90	0.66%	3.36
LVIP American Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,063.10	0.30%	$1.56
Service Class Shares	1,000.00	1,061.20	0.65%	3.38
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,021.90	0.65%	3.31

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Global Allocation Managed Risk Funds-4

LVIP American Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP American Global Balanced Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.91%
Asset Allocation Fund	14.62%
Equity Funds	29.15%
Fixed Income Funds	44.26%
Global Equity Fund	4.17%
International Equity Funds	4.81%
Money Market Fund	2.90%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
LVIP American Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.89%
Asset Allocation Fund	10.67%
Equity Funds	38.71%
Fixed Income Funds	25.90%
Global Equity Fund	7.60%
International Equity Funds	14.08%
Money Market Fund	2.93%
Total Investments	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%
LVIP American Global Allocation Managed Risk Funds-5

LVIP American Global Balanced Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.91%
Asset Allocation Fund–14.62%
✧American Funds®– Capital Income Builder	2,760,454	$182,714,453
		182,714,453
Equity Funds–29.15%
✧American Funds®-
American Mutual Fund	2,179,848	111,194,050
Growth Fund of America	2,011,581	127,152,018
Investment Company of America	2,497,536	125,800,903
		364,146,971
Fixed Income Funds–44.26%
✧American Funds®-
Bond Fund of America	37,143,496	426,778,775
Capital World Bond Fund	1,459,828	24,276,936
High-Income Trust	1,520,246	14,442,339
Inflation Linked Bond Fund	4,799,879	43,966,888
Intermediate Bond Fund of America	3,467,784	43,520,684
		552,985,622
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–4.17%
✧American Funds®– Smallcap World Fund	756,369	$52,038,186
		52,038,186
International Equity Funds–4.81%
✧American Funds®-
EuroPacific Growth Fund	790,466	43,238,524
New World Fund	225,262	16,885,617
		60,124,141
Money Market Fund–2.90%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	36,279,072	36,279,072
		36,279,072
Total Investment Companies (Cost $1,224,568,078)		1,248,288,445

TOTAL INVESTMENTS–99.91% (Cost $1,224,568,078)	1,248,288,445
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	1,062,943
NET ASSETS APPLICABLE TO 125,898,933 SHARES OUTSTANDING–100.00%	$1,249,351,388
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL BALANCED ALLOCATION MANAGED RISK FUND STANDARD CLASS ($6,971,748 / 702,129 Shares)	$9.929
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL BALANCED ALLOCATION MANAGED RISK FUND SERVICE CLASS ($1,242,379,640 / 125,196,804 Shares)	$9.923
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,254,899,723
Distributable earnings/(accumulated loss)	(5,548,335)
TOTAL NET ASSETS	$1,249,351,388

✧Class R-6 shares.

★Includes $1,807,424 cash collateral held at broker for futures contracts, $1,790,614 payable for securities purchased, $721,259 payable for fund shares redeemed, $13,617 other accrued expenses payable, $657,124 due to manager and affiliates, $94,852 variation margin due to broker on futures contracts, $22,140 payable for audit fee and $16,542 payable for fund accounting fee as of December 31, 2023.

LVIP American Global Allocation Managed Risk Funds-6

LVIP American Global Balanced Allocation Managed Risk Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
6	Australian Dollar	$409,830	$394,834	3/18/24	$14,996	$—
14	British Pound	1,115,712	1,096,036	3/18/24	19,676	—
22	Euro	3,045,625	2,975,518	3/18/24	70,107	—
15	Japanese Yen	1,345,500	1,309,531	3/18/24	35,969	—
1	Swedish Krona	198,900	192,001	3/18/24	6,899	—
					147,647	—
Equity Contracts:
24	E-mini MSCI Emerging Markets Index	1,240,440	1,185,543	3/15/24	54,897	—
9	E-mini Russell 2000 Index	921,465	855,964	3/15/24	65,501	—
83	E-mini S&P 500 Index	20,003,000	19,339,162	3/15/24	663,838	—
12	E-mini S&P MidCap 400 Index	3,371,400	3,192,739	3/15/24	178,661	—
68	Euro STOXX 50 Index	3,410,367	3,440,064	3/15/24	—	(29,697)
12	FTSE 100 Index	1,186,419	1,162,871	3/15/24	23,548	—
9	OMXS 30 Index	214,269	209,309	1/19/24	4,960	—
4	SPI 200 Index	516,880	508,228	3/21/24	8,652	—
9	TOPIX Index	1,510,213	1,504,477	3/7/24	5,736	—
					1,005,793	(29,697)
Total Futures Contracts					$1,153,440	$(29,697)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds-7

LVIP American Global Growth Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.89%
Asset Allocation Fund–10.67%
✧American Funds®– Capital Income Builder	3,997,435	$264,590,240
		264,590,240
Equity Funds–38.71%
✧American Funds®-
American Mutual Fund	5,306,498	270,684,467
Growth Fund of America	4,778,351	302,039,548
Investment Company of America	7,698,592	387,778,069
		960,502,084
Fixed Income Funds–25.90%
✧American Funds®-
Bond Fund of America	43,637,232	501,391,800
High-Income Trust	2,501,656	23,765,733
Inflation Linked Bond Fund	7,759,705	71,078,902
Intermediate Bond Fund of America	3,701,539	46,454,309
		642,690,744
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Global Equity Fund–7.60%
✧American Funds®– Smallcap World Fund	2,739,461	$188,474,920
		188,474,920
International Equity Funds–14.08%
✧American Funds®-
EuroPacific Growth Fund	4,542,133	248,454,650
New World Fund	1,344,032	100,748,650
		349,203,300
Money Market Fund–2.93%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	72,790,057	72,790,057
		72,790,057
Total Investment Companies (Cost $2,421,851,991)		2,478,251,345

TOTAL INVESTMENTS–99.89% (Cost $2,421,851,991)	2,478,251,345
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	2,783,387
NET ASSETS APPLICABLE TO 252,140,648 SHARES OUTSTANDING–100.00%	$2,481,034,732
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH ALLOCATION MANAGED RISK FUND STANDARD CLASS ($1,010,331 / 102,564 Shares)	$9.851
NET ASSET VALUE PER SHARE–LVIP AMERICAN GLOBAL GROWTH ALLOCATION MANAGED RISK FUND SERVICE CLASS ($2,480,024,401 / 252,038,084 Shares)	$9.840
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$2,498,032,818
Distributable earnings/(accumulated loss)	(16,998,086)
TOTAL NET ASSETS	$2,481,034,732

✧Class R-6 shares.

★Includes $4,157,164 cash collateral held at broker for futures contracts, $2,129,781 payable for securities purchased, $1,172,021 payable for fund shares redeemed, $19,867 other accrued expenses payable, $1,305,624 due to manager and affiliates, $202,398 variation margin due to broker on futures contracts, $22,140 payable for audit fee and $16,695 payable for fund accounting fee as of December 31, 2023.

LVIP American Global Allocation Managed Risk Funds-8

LVIP American Global Growth Allocation Managed Risk Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
17	Australian Dollar	$1,161,185	$1,118,597	3/18/24	$42,588	$—
38	British Pound	3,028,362	2,974,955	3/18/24	53,407	—
50	Euro	6,921,875	6,762,540	3/18/24	159,335	—
37	Japanese Yen	3,318,900	3,229,482	3/18/24	89,418	—
2	Swedish Krona	397,800	384,002	3/18/24	13,798	—
					358,546	—
Equity Contracts:
103	E-mini MSCI Emerging Markets Index	5,323,555	5,087,942	3/15/24	235,613	—
25	E-mini Russell 2000 Index	2,559,625	2,377,701	3/15/24	181,924	—
175	E-mini S&P 500 Index	42,175,000	40,775,283	3/15/24	1,399,717	—
25	E-mini S&P MidCap 400 Index	7,023,750	6,651,694	3/15/24	372,056	—
168	Euro STOXX 50 Index	8,425,613	8,498,982	3/15/24	—	(73,369)
34	FTSE 100 Index	3,361,520	3,294,801	3/15/24	66,719	—
23	OMXS 30 Index	547,576	534,901	1/19/24	12,675	—
10	SPI 200 Index	1,292,200	1,270,570	3/21/24	21,630	—
24	TOPIX Index	4,027,234	4,013,641	3/7/24	13,593	—
					2,303,927	(73,369)
Total Futures Contracts					$2,662,473	$(73,369)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds-9

LVIP American Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends	$37,335,188	$62,756,363
EXPENSES:
Distribution fees-Service Class	4,370,384	8,591,303
Management fees	3,137,772	6,138,986
Shareholder servicing fees	363,981	712,122
Accounting and administration expenses	170,104	285,697
Professional fees	62,177	86,963
Trustees’ fees and expenses	46,378	90,548
Reports and statements to shareholders	24,691	35,969
Custodian fees	16,643	29,803
Consulting fees	5,919	6,773
Pricing fees	849	853
Other	40,485	74,569
Total operating expenses	8,239,383	16,053,586
NET INVESTMENT INCOME	29,095,805	46,702,777
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(30,617,250)	(62,022,336)
Distributions from investment companies	15,355,702	42,904,358
Foreign currencies	14,639	70,610
Futures contracts	(2,792,595)	(29,016,825)
Net realized loss	(18,039,504)	(48,064,193)
Net change in unrealized appreciation (depreciation) of:
Investments	122,383,103	313,486,465
Foreign currencies	(3,405)	(36,344)
Futures contracts	1,199,862	(108,025)
Net change in unrealized appreciation (depreciation)	123,579,560	313,342,096
NET REALIZED AND UNREALIZED GAIN	105,540,056	265,277,903
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$134,635,861	$311,980,680
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds-10

LVIP American Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$29,095,805	$25,147,520	$46,702,777	$35,401,817
Net realized gain (loss)	(18,039,504)	136,635,981	(48,064,193)	471,513,493
Net change in unrealized appreciation (depreciation)	123,579,560	(422,828,475)	313,342,096	(1,120,636,857)
Net increase (decrease) in net assets resulting from operations	134,635,861	(261,044,974)	311,980,680	(613,721,547)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(866,070)	(468,139)	(201,206)	(65,841)
Service Class	(157,966,092)	(101,635,649)	(503,876,919)	(177,542,090)
Return of capital:
Standard Class	(3,686)	—	(2,199)	—
Service Class	(716,041)	—	(5,764,234)	—
	(159,551,889)	(102,103,788)	(509,844,558)	(177,607,931)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,203,564	3,482,586	13,458	6,672
Service Class	18,754,506	21,109,730	19,406,447	30,221,342
Reinvestment of dividends and distributions:
Standard Class	869,756	468,139	203,405	65,841
Service Class	158,682,133	101,635,649	509,641,153	177,542,090
	179,509,959	126,696,104	529,264,463	207,835,945
Cost of shares redeemed:
Standard Class	(718,342)	(444,313)	(28,775)	(24,180)
Service Class	(185,137,087)	(188,037,999)	(346,672,502)	(338,993,243)
	(185,855,429)	(188,482,312)	(346,701,277)	(339,017,423)
Increase (decrease) in net assets derived from capital share transactions	(6,345,470)	(61,786,208)	182,563,186	(131,181,478)
NET DECREASE IN NET ASSETS	(31,261,498)	(424,934,970)	(15,300,692)	(922,510,956)
NET ASSETS:
Beginning of year	1,280,612,886	1,705,547,856	2,496,335,424	3,418,846,380
End of year	$1,249,351,388	$1,280,612,886	$2,481,034,732	$2,496,335,424
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds-11

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.210	$13.150	$12.362	$11.761	$11.010
Income (loss) from investment operations:
Net investment income[1]	0.275	0.240	0.183	0.200	0.247
Net realized and unrealized gain (loss)	0.850	(2.289)	0.973	0.959	1.522
Total from investment operations	1.125	(2.049)	1.156	1.159	1.769
Less dividends and distributions from:
Net investment income	(0.275)	(0.248)	(0.368)	(0.225)	(0.295)
Net realized gain	(1.125)	(0.643)	—	(0.333)	(0.723)
Return of capital	(0.006)	—	—	—	—
Total dividends and distributions	(1.406)	(0.891)	(0.368)	(0.558)	(1.018)
Net asset value, end of period	$9.929	$10.210	$13.150	$12.362	$11.761
Total return[2]	11.80%	(15.53% )	9.36%	10.10%	16.35%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,972	$5,759	$3,623	$1,272	$450
Ratio of expenses to average net assets[3]	0.31%	0.31%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.31%	0.30%
Ratio of net investment income to average net assets	2.66%	2.10%	1.40%	1.70%	2.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.66%	2.10%	1.39%	1.69%	2.10%
Portfolio turnover	19%	88%	12%	19%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds-12

LVIP American Global Balanced Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.208	$13.143	$12.355	$11.758	$11.009
Income (loss) from investment operations:
Net investment income[1]	0.239	0.202	0.136	0.158	0.206
Net realized and unrealized gain (loss)	0.846	(2.287)	0.972	0.955	1.519
Total from investment operations	1.085	(2.085)	1.108	1.113	1.725
Less dividends and distributions from:
Net investment income	(0.239)	(0.207)	(0.320)	(0.183)	(0.253)
Net realized gain	(1.125)	(0.643)	—	(0.333)	(0.723)
Return of capital	(0.006)	—	—	—	—
Total dividends and distributions	(1.370)	(0.850)	(0.320)	(0.516)	(0.976)
Net asset value, end of period	$9.923	$10.208	$13.143	$12.355	$11.758
Total return[2]	11.41%	(15.82% )	8.97%	9.70%	15.95%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,242,380	$1,274,854	$1,701,925	$1,741,094	$1,770,529
Ratio of expenses to average net assets[3]	0.66%	0.66%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.66%	0.65%	0.66%	0.65%
Ratio of net investment income to average net assets	2.31%	1.75%	1.05%	1.35%	1.75%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	1.75%	1.04%	1.34%	1.75%
Portfolio turnover	19%	88%	12%	19%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds-13

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.948	$14.421	$13.250	$12.374	$11.692
Income (loss) from investment operations:
Net investment income[1]	0.243	0.198	0.177	0.154	0.214
Net realized and unrealized gain (loss)	1.110	(2.821)	1.303	1.168	1.756
Total from investment operations	1.353	(2.623)	1.480	1.322	1.970
Less dividends and distributions from:
Net investment income	(0.236)	(0.186)	(0.309)	(0.189)	(0.249)
Net realized gain	(2.189)	(0.664)	—	(0.257)	(1.039)
Return of capital	(0.025)	—	—	—	—
Total dividends and distributions	(2.450)	(0.850)	(0.309)	(0.446)	(1.288)
Net asset value, end of period	$9.851	$10.948	$14.421	$13.250	$12.374
Total return[2]	13.97%	(18.13% )	11.17%	10.89%	17.37%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,010	$901	$1,120	$1,033	$979
Ratio of expenses to average net assets[3]	0.30%	0.30%	0.29%	0.30%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	2.26%	1.62%	1.25%	1.25%	1.73%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.26%	1.62%	1.24%	1.25%	1.73%
Portfolio turnover	17%	89%	13%	22%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds-14

LVIP American Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.944	$14.413	$13.242	$12.369	$11.691
Income (loss) from investment operations:
Net investment income[1]	0.205	0.155	0.127	0.111	0.171
Net realized and unrealized gain (loss)	1.106	(2.818)	1.300	1.163	1.752
Total from investment operations	1.311	(2.663)	1.427	1.274	1.923
Less dividends and distributions from:
Net investment income	(0.201)	(0.142)	(0.256)	(0.144)	(0.206)
Net realized gain	(2.189)	(0.664)	—	(0.257)	(1.039)
Return of capital	(0.025)	—	—	—	—
Total dividends and distributions	(2.415)	(0.806)	(0.256)	(0.401)	(1.245)
Net asset value, end of period	$9.840	$10.944	$14.413	$13.242	$12.369
Total return[2]	13.57%	(18.42% )	10.78%	10.51%	16.96%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,480,024	$2,495,434	$3,417,726	$3,462,302	$3,506,751
Ratio of expenses to average net assets[3]	0.65%	0.65%	0.64%	0.65%	0.65%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.65%	0.65%	0.65%	0.65%	0.65%
Ratio of net investment income to average net assets	1.91%	1.27%	0.90%	0.90%	1.38%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.91%	1.27%	0.89%	0.90%	1.38%
Portfolio turnover	17%	89%	13%	22%	10%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Global Allocation Managed Risk Funds-15

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in the series of American Funds® family of funds (collectively, the “Underlying Funds”). The Underlying Funds, which are advised by an unaffiliated adviser, invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP American Global Balanced Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital.
The investment objective of the LVIP American Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP American Global Allocation Managed Risk Funds-16

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of each Fund’s investment portfolio, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LFI, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Administrative	$102,143	$199,580
Legal	16,711	32,654
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Printing and mailing	$10,987	$11,482
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP American Global Allocation Managed Risk Funds-17

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, each Fund had liabilities payable to affiliates as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Management fees payable to LFI	$261,985	$518,809
Distribution fees payable to LFD	364,749	726,039
Printing and mailing fees payable to Lincoln Life	—	594
Shareholder servicing fees payable to Lincoln Life	30,390	60,182
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Purchases	$226,364,425	$408,782,522
Sales	344,853,472	647,757,994
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$1,248,206,845	$2,463,807,796
Aggregate unrealized appreciation of investments and derivatives	$69,741,332	$146,714,500
Aggregate unrealized depreciation of investments and derivatives	(69,627,261)	(132,188,499)
Net unrealized appreciation of investments and derivatives	$114,071	$14,526,001
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP American Global Allocation Managed Risk Funds-18

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Level 1	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Investment Companies	$1,248,288,445	$2,478,251,345
Derivatives:
Assets:
Futures Contracts	$1,153,440	$2,662,473
Derivatives:
Liabilities:
Futures Contracts	$(29,697)	$(73,369)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the year ended December 31, 2023 was as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Year ended December 31, 2023
Ordinary income	$29,445,764	$49,574,593
Long-term capital gains	129,386,398	454,503,532
Return of capital	719,727	5,766,433
Total	$159,551,889	$509,844,558
Year ended December 31, 2022
Ordinary income	$25,074,861	$32,040,082
Long-term capital gains	77,028,927	145,567,849
Total	$102,103,788	$177,607,931
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Capital loss carryforward	$(5,643,059)	$(31,476,189)
Other temporary differences	(19,347)	(47,898)
Net unrealized appreciation	114,071	14,526,001
Distributable earnings/(accumulated loss)	$(5,548,335)	$(16,998,086)
LVIP American Global Allocation Managed Risk Funds-19

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
LVIP American Global Balanced Allocation Managed Risk Fund
Distributable Earnings/(Accumulated Loss)	$1
Paid-in capital	(1)
As of December 31, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP American Global Balanced Allocation Managed Risk Fund	LVIP American Global Growth Allocation Managed Risk Fund
Short-Term	$471,729	$12,823,234
Long-Term	5,171,330	18,652,955
Total	$5,643,059	$31,476,189
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP American Global Balanced Allocation Managed Risk Fund		LVIP American Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	116,415	282,966	1,278	558
Service Class	1,789,455	1,856,927	1,788,119	2,413,182
Shares reinvested:
Standard Class	90,448	45,401	21,620	5,998
Service Class	16,568,041	9,872,296	54,401,213	16,209,687
	18,564,359	12,057,590	56,212,230	18,629,425
Shares redeemed:
Standard Class	(68,733)	(39,879)	(2,661)	(1,921)
Service Class	(18,053,592)	(16,327,094)	(32,165,717)	(27,742,415)
	(18,122,325)	(16,366,973)	(32,168,378)	(27,744,336)
Net increase (decrease)	442,034	(4,309,383)	24,043,852	(9,114,911)
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP American Global Allocation Managed Risk Funds-20

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP American Global Balanced Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,005,793	Receivables and other assets net of liabilities	$(29,697)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	147,647	Receivables and other assets net of liabilities	—
Total		$1,153,440		$(29,697)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(2,006,297)	$839,919
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(786,298)	359,943
Total		$(2,792,595)	$1,199,862
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP American Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$2,303,927	Receivables and other assets net of liabilities	$(73,369)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	358,546	Receivables and other assets net of liabilities	—
Total		$2,662,473		$(73,369)
LVIP American Global Allocation Managed Risk Funds-21

LVIP American Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(24,979,953)	$(1,281,595)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(4,036,872)	1,173,570
Total		$(29,016,825)	$(108,025)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP American Global Balanced Allocation Managed Risk Fund	$34,947,507	$7,602,041
LVIP American Global Growth Allocation Managed Risk Fund	76,601,093	41,993,771
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP American Global Allocation Managed Risk Funds-22

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of net assets of LVIP American Global Balanced Allocation Managed Risk Fund and LVIP American Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (two of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (two of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP American Global Allocation Managed Risk Funds–23

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and Milliman provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for each Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”).  The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts.  The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund to a managed volatility fund peer group; and  (ii) Morningstar comparing the performance of each Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP American Global Allocation Managed Risk Funds-24

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model.  The Board concluded that LFI had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the LVIP American Global Balanced Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the Fund’s custom benchmark index, the Balanced Blended Composite.  The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the performance of the LVIP American Global Growth Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Growth Blended Composite.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund.  The Board noted that the net investment management fee for each Fund was higher than the median net investment management fee of the respective Morningstar peer group.  The Board also considered that each Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio (including AFFE) of the respective Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Funds grow and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LFI management dedicated to analysis of the Risk-Management Sleeve.  The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for Milliman.  The Board considered that LFI compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds.  The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
LVIP American Global Allocation Managed Risk Funds-25

LVIP American Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP American Global Allocation Managed Risk Funds-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP American Global Allocation Managed Risk Funds-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP American Global Allocation Managed Risk Funds-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP American Global Allocation Managed Risk Funds-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Global Allocation Managed Risk Funds-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Global Allocation Managed Risk Funds-31

LVIP American Preservation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP American Preservation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP American Preservation Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
The Fund returned 4.10% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index1, returned 4.61%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be close or at the end of its rate hiking cycle. Fixed income returns finished positive in 2023 despite the unprecedented bear bond market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads narrowed and default rates remained relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index4 returned 26.3% during 2023, while the Nasdaq® Composite Index5 returned 44.6% over that same period. As measured by the CBOE Volatility Index6 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The Fund operates under a fund of funds structure, investing all its assets in mutual funds (“underlying funds”). The underlying funds invest predominantly in short-term and medium-term US investment grade fixed income securities. During the calendar year 2023, the Fund’s focus on high quality securities weighed on relative performance versus the benchmark, as lower quality securities outperformed. In addition, the Fund’s underweight to corporates and overweight to securitized sectors detracted, as corporate spreads narrowed significantly for the year.
Portfolio Managers:
Lincoln Financial Investments Corporation:
 Maria Ma
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP American Preservation Fund - Standard Class
LVIP American Preservation Fund - Service Class
Bloomberg U.S. Government/Credit 1-3 Year Index
$12,000
$11,800
$11,600
$11,400
$11,200
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
12/31/13
12/31/23
$11,439
$11,346
$11,048

This chart illustrates, hypothetically, that $10,000 was invested in LVIP American Preservation Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,439 for the Standard Class shares and to $11,048 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $11,346. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 4.10%
Five Years	+ 1.33%
Ten Years	+ 1.35%
Service Class Shares
One Year	+ 3.74%
Five Years	+ 0.98%
Ten Years	+ 1.00%
LVIP American Preservation Fund-1

LVIP American Preservation Fund
2023 Annual Report Commentary (unaudited) (continued)
1.The Bloomberg U.S. Government/Credit 1-3 Year Index is an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.
2.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6.The CBOE Volatility Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP American Preservation Fund-2

LVIP American Preservation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,032.90	0.24%	$1.23
Service Class Shares	1,000.00	1,031.10	0.59%	3.02
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.00	0.24%	$1.22
Service Class Shares	1,000.00	1,022.30	0.59%	3.01

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies. In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP American Preservation Fund-3

LVIP American Preservation Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	100.07%
Fixed Income Funds	96.15%
Money Market Fund	3.92%
Total Investments	100.07%
Liabilities Net of Receivables and Other Assets	(0.07%)
Total Net Assets	100.00%
LVIP American Preservation Fund-4

LVIP American Preservation Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–100.07%
Fixed Income Funds–96.15%
✧American Funds®-
Bond Fund of America	5,693,528	$65,418,638
Inflation Linked Bond Fund	3,493,387	31,999,422
Intermediate Bond Fund of America	14,323,860	179,764,441
Mortgage Fund	4,380,400	39,204,576
Short Term Bond Fund of America	26,605,894	253,022,053
U.S. Government Securities Fund	3,738,289	45,494,982
		614,904,112
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Money Market Fund–3.92%
✧American Funds®– U.S. Government Money Market Fund - (seven-day effective yield 5.09%)	25,107,321	$25,107,321
		25,107,321
Total Investment Companies (Cost $679,195,549)		640,011,433

TOTAL INVESTMENTS–100.07% (Cost $679,195,549)	640,011,433
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.07%)	(463,428)
NET ASSETS APPLICABLE TO 69,881,218 SHARES OUTSTANDING–100.00%	$639,548,005
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND STANDARD CLASS ($300,663 / 32,859 Shares)	$9.150
NET ASSET VALUE PER SHARE–LVIP AMERICAN PRESERVATION FUND SERVICE CLASS ($639,247,342 / 69,848,359 Shares)	$9.152
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$699,891,235
Distributable earnings/(accumulated loss)	(60,343,230)
TOTAL NET ASSETS	$639,548,005

✧Class R-6 shares.

★Includes $2,352,588 payable for securities purchased, $64,409 payable for fund shares redeemed, $26,026 other accrued expenses payable,
$301,187 due to manager and affiliates, $18,188 payable for audit fee and $11,513 payable for fund accounting fee as of December 31, 2023.

See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund-5

LVIP American Preservation Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$23,849,804
EXPENSES:
Distribution fees-Service Class	2,279,333
Management fees	1,628,858
Shareholder servicing fees	188,948
Accounting and administration expenses	96,874
Professional fees	43,546
Custodian fees	27,819
Trustees’ fees and expenses	24,147
Reports and statements to shareholders	15,687
Consulting fees	2,684
Other	12,103
4,319,999
Less:
Management fees waived	(456,080)
Total operating expenses	3,863,919
NET INVESTMENT INCOME	19,985,885
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(10,211,780)
Net change in unrealized appreciation (depreciation) of investments	13,707,803
NET REALIZED AND UNREALIZED GAIN	3,496,023
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$23,481,908
See accompanying notes, which are an integral part of the financial statements.

LVIP American Preservation Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$19,985,885	$12,392,961
Net realized loss	(10,211,780)	(4,790,659)
Net change in unrealized appreciation (depreciation)	13,707,803	(60,749,531)
Net increase (decrease) in net assets resulting from operations	23,481,908	(53,147,229)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,417)	(7,474)
Service Class	(19,975,468)	(14,121,923)
Return of capital:
Standard Class	(69)	(60)
Service Class	(146,202)	(134,451)
	(20,132,156)	(14,263,908)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	12,939	50,899
Service Class	83,529,860	115,208,382
Reinvestment of dividends and distributions:
Standard Class	10,486	7,534
Service Class	20,121,670	14,256,374
	103,674,955	129,523,189
Cost of shares redeemed:
Standard Class	(29,661)	(75,024)
Service Class	(145,990,931)	(163,185,868)
	(146,020,592)	(163,260,892)
Decrease in net assets derived from capital share transactions	(42,345,637)	(33,737,703)
NET DECREASE IN NET ASSETS	(38,995,885)	(101,148,840)
NET ASSETS:
Beginning of year	678,543,890	779,692,730
End of year	$639,548,005	$678,543,890
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund-6

LVIP American Preservation Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.107	$10.001	$10.316	$9.904	$9.699
Income (loss) from investment operations:
Net investment income[1]	0.315	0.198	0.091	0.158	0.215
Net realized and unrealized gain (loss)	0.059	(0.863)	(0.144)	0.418	0.213
Total from investment operations	0.374	(0.665)	(0.053)	0.576	0.428
Less dividends and distributions from:
Net investment income	(0.329)	(0.204)	(0.262)	(0.164)	(0.223)
Net realized gain	—	(0.023)	—	—	—
Return of capital	(0.002)	(0.002)	—	—	—
Total dividends and distributions	(0.331)	(0.229)	(0.262)	(0.164)	(0.223)
Net asset value, end of period	$9.150	$9.107	$10.001	$10.316	$9.904
Total return[2]	4.10%	(6.65% )	(0.52% )	5.82%	4.41%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$301	$305	$352	$672	$222
Ratio of expenses to average net assets[3]	0.24%	0.24%	0.20%	0.21%	0.21%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.31%	0.31%
Ratio of net investment income to average net assets	3.42%	2.08%	0.89%	1.53%	2.16%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.35%	2.01%	0.79%	1.43%	2.06%
Portfolio turnover	10%	45%	15%	13%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund-7

LVIP American Preservation Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP American Preservation Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.108	$10.000	$10.314	$9.906	$9.700
Income (loss) from investment operations:
Net investment income[1]	0.282	0.164	0.055	0.121	0.180
Net realized and unrealized gain (loss)	0.059	(0.862)	(0.143)	0.417	0.214
Total from investment operations	0.341	(0.698)	(0.088)	0.538	0.394
Less dividends and distributions from:
Net investment income	(0.295)	(0.169)	(0.226)	(0.130)	(0.188)
Net realized gain	—	(0.023)	—	—	—
Return of capital	(0.002)	(0.002)	—	—	—
Total dividends and distributions	(0.297)	(0.194)	(0.226)	(0.130)	(0.188)
Net asset value, end of period	$9.152	$9.108	$10.000	$10.314	$9.906
Total return[2]	3.74%	(6.97% )	(0.86% )	5.44%	4.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$639,247	$678,238	$779,341	$802,996	$675,087
Ratio of expenses to average net assets[3]	0.59%	0.59%	0.55%	0.56%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.66%	0.66%	0.65%	0.66%	0.66%
Ratio of net investment income to average net assets	3.07%	1.73%	0.54%	1.18%	1.81%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.00%	1.66%	0.44%	1.08%	1.71%
Portfolio turnover	10%	45%	15%	13%	22%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP American Preservation Fund-8

LVIP American Preservation Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP American Preservation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in other open-end investment companies that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) and series of the American Funds® family of funds (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek current income, consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund’s investment portfolio, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.07% of the Fund's average daily net assets.   This agreement will continue at least through
LVIP American Preservation Fund-9

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$53,123
Legal	8,692
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $7,435 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$97,012
Distribution fees payable to LFD	188,545
Shareholder servicing fees payable to Lincoln Life	15,630
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$63,311,725
Sales	103,639,316
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$692,354,166
Aggregate unrealized appreciation of investments	$—
Aggregate unrealized depreciation of investments	(52,342,732)
Net unrealized depreciation of investments	$(52,342,732)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP American Preservation Fund-10

LVIP American Preservation Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$640,011,433	$—	$—	$640,011,433
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$19,985,885	$12,392,961
Long-term capital gains	—	1,736,436
Return of capital	146,271	134,511
Total	$20,132,156	$14,263,908
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(8,000,498)
Net unrealized depreciation	(52,342,732)
Distributable earnings/(accumulated loss)	$(60,343,230)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$793,343	$7,207,155	$8,000,498
LVIP American Preservation Fund-11

LVIP American Preservation Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,410	5,380
Service Class	9,055,387	12,025,640
Shares reinvested:
Standard Class	1,145	825
Service Class	2,196,209	1,561,620
	11,254,151	13,593,465
Shares redeemed:
Standard Class	(3,235)	(7,837)
Service Class	(15,865,758)	(17,055,458)
	(15,868,993)	(17,063,295)
Net decrease	(4,614,842)	(3,469,830)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP American Preservation Fund-12

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP American Preservation Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP American Preservation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP American Preservation Fund–13

LVIP American Preservation Fund
Other Fund Information (unaudited)
Approval of Investment Management Agreement
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) (the “Advisory Agreement”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”) and Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life and Morningstar provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information, and LFI provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreement.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreement for the Fund.  In considering the renewal of the Advisory Agreement, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the performance of the underlying funds.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board reviewed the LVIP American Preservation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg US Government/Credit 1-3 Year Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods.  The Board also noted that the Fund’s total return was equivalent to the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period and below the return of the Morningstar peer group median and above the return of the benchmark index for the ten-year period. The Board noted LFI’s comments that the Fund’s longer duration position detracted from its one- and three-year performance.  The Board noted LFI’s view that the Fund’s long-term performance results and attribution are consistent with LFI’s expectations and historical market environment.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of the Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024.  The Board noted that the net investment management fee
LVIP American Preservation Fund-14

LVIP American Preservation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
for the LVIP American Preservation Fund was lower than the median net investment management fee of its Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund, for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreement for the Fund are fair and reasonable, and that the continuation of the Advisory Agreement is in the best interests of the Fund.
LVIP American Preservation Fund-15

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP American Preservation Fund-16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP American Preservation Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP American Preservation Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP American Preservation Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP American Preservation Fund-20

LVIP Baron Growth Opportunities Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Baron Growth Opportunities Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Baron Growth Opportunities Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: BAMCO, Inc.
The Fund returned 17.81% (Service Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 2000® Growth Index1, returned 18.66%.
2023 provided a much-welcomed comeback for many equity investors after a brutal 2022. Bolstered by positive economic data, declining inflation, and the long-awaited end of the U.S. Federal Reserve’s (the Fed’s) program of interest rate hikes, the Russell 2000® Growth Index increased 18.66%. Despite low unemployment and robust consumer spending – typically viewed as inflation drivers -- the annual inflation rate dropped to 3.1% in November. Investor fears of a recession were replaced by optimism that the Fed had successfully orchestrated a “soft landing,” generating further cause for cheer on top of the prospect that the Fed would soon start cutting rates.
The Fund performed in line with the Russell 2000® Growth Index for the year. Investments in Financials, Health Care, and Information Technology (IT), along with lack of exposure to the lagging Energy sector, added the most value. Within Financials, higher exposure to this better performing sector coupled with strong performance from term life insurer Primerica, Inc. added the most value. Several other holdings also performed well in the sector, led by specialty insurer Kinsale Capital Group, Inc., investment bank Houlihan Lokey, Inc., and financial exchanges and data companies Morningstar, Inc. and MSCI Inc. Strength in Health Care was partly due to the outperformance of veterinary diagnostic leader IDEXX Laboratories, Inc., pharmaceutical packaging manufacturer West Pharmaceutical Services, Inc., and veterinary drugmaker Dechra Pharmaceuticals PLC (not held as of year-end). Significantly lower exposure to this lagging sector also contributed nearly 90 basis points of relative gains. Favorable stock selection in IT, owing mostly to gains from syndicated research provider Gartner, Inc. and physics-based simulation software vendor ANSYS, Inc., was partly offset by the Fund’s lower exposure to this better performing sector. Unfavorable stock selection in Consumer Discretionary, Communication Services, and Real Estate offset the gains mentioned above. Weakness in Consumer Discretionary was driven by global ski resort operator Vail Resorts, Inc. and timeshare company Marriott Vacations Worldwide Corporation. Hotel franchisor Choice Hotels International, Inc. and regional casino operator PENN Entertainment, Inc. also weighed on performance in the sector. Weakness in Communication Services came from satellite communications company Iridium Communications Inc. Performance in Real Estate was hindered by casino REIT Gaming and Leisure Properties, Inc., real estate data and marketing platform CoStar Group, Inc., and life sciences REIT Alexandria Real Estate Equities, Inc.
Portfolio Managers:
BAMCO, Inc.:
 Neal Rosenberg
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Baron Growth Opportunities Fund - Service Class
Russell 2000® Growth Index
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$24,442
$19,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Baron Growth Opportunities Fund Service Class shares on 12/31/13. Performance of the Standard Class shares would be different than Service Class shares as a result of lower expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,442. For comparison, look at how the Russell 2000® Growth Index did over the same period. The same $10,000 investment would have increased to $19,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 18.10%
Five Years	+ 13.95%
Ten Years	+ 9.62%
Service Class Shares
One Year	+ 17.81%
Five Years	+ 13.66%
Ten Years	+ 9.35%
1. The Russell 2000®Growth Index is a broadly diversified index predominantly made up of growth stocks of small U.S. companies.
LVIP Baron Growth Opportunities Fund-1

LVIP Baron Growth Opportunities Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,038.60	0.90%	$4.62
Service Class Shares	1,000.00	1,037.30	1.15%	5.91
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.70	0.90%	$4.58
Service Class Shares	1,000.00	1,019.40	1.15%	5.85

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Baron Growth Opportunities Fund-2

LVIP Baron Growth Opportunities Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.14%
Building Products	2.57%
Capital Markets	18.65%
Diversified Consumer Services	1.55%
Diversified Telecommunication Services	2.76%
Electronic Equipment, Instruments & Components	0.43%
Health Care Equipment & Supplies	6.17%
Health Care Technology	0.28%
Hotels, Restaurants & Leisure	15.71%
Insurance	15.81%
IT Services	8.77%
Life Sciences Tools & Services	6.90%
Office REITs	1.35%
Professional Services	0.66%
Real Estate Management & Development	6.25%
Software	7.75%
Specialized REITs	2.68%
Textiles, Apparel & Luxury Goods	0.85%
Money Market Fund	1.05%
Total Investments	100.19%
Liabilities Net of Receivables and Other Assets	(0.19%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Gartner, Inc.	8.76%
MSCI, Inc.	7.85%
CoStar Group, Inc.	6.25%
Kinsale Capital Group, Inc.	5.95%
Arch Capital Group Ltd.	5.80%
Vail Resorts, Inc.	5.26%
IDEXX Laboratories, Inc.	5.08%
ANSYS, Inc.	4.89%
Primerica, Inc.	4.06%
Choice Hotels International, Inc.	3.88%
Total	57.78%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Baron Growth Opportunities Fund-3

LVIP Baron Growth Opportunities Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.14%
Building Products–2.57%
†Trex Co., Inc.	273,000	$22,601,670
		22,601,670
Capital Markets–18.65%
Carlyle Group, Inc.	207,000	8,422,830
Cohen & Steers, Inc.	191,000	14,464,430
FactSet Research Systems, Inc.	50,900	24,281,845
Houlihan Lokey, Inc.	145,904	17,495,349
Moelis & Co. Class A	113,400	6,365,142
Morningstar, Inc.	83,580	23,923,939
MSCI, Inc.	122,000	69,009,300
		163,962,835
Diversified Consumer Services–1.55%
†Bright Horizons Family Solutions, Inc.	144,497	13,617,397
		13,617,397
Diversified Telecommunication Services–2.76%
Iridium Communications, Inc.	590,000	24,284,400
		24,284,400
Electronic Equipment, Instruments & Components–0.43%
Littelfuse, Inc.	14,200	3,799,352
		3,799,352
Health Care Equipment & Supplies–6.17%
†IDEXX Laboratories, Inc.	80,500	44,681,525
†Neogen Corp.	473,817	9,528,460
		54,209,985
Health Care Technology–0.28%
†Certara, Inc.	140,000	2,462,600
		2,462,600
Hotels, Restaurants & Leisure–15.71%
Boyd Gaming Corp.	148,800	9,316,368
Choice Hotels International, Inc.	301,000	34,103,300
Krispy Kreme, Inc.	501,908	7,573,792
Marriott Vacations Worldwide Corp.	163,730	13,899,039
†Penn Entertainment, Inc.	429,040	11,163,621
Red Rock Resorts, Inc. Class A	296,000	15,785,680
Vail Resorts, Inc.	216,500	46,216,255
		138,058,055
Insurance–15.81%
†Arch Capital Group Ltd.	686,000	50,949,220
Kinsale Capital Group, Inc.	156,150	52,296,197
Primerica, Inc.	173,494	35,698,125
		138,943,542
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services–8.77%
†Gartner, Inc.	170,770	$77,036,055
		77,036,055
Life Sciences Tools & Services–6.90%
Bio-Techne Corp.	332,000	25,617,120
†Mettler-Toledo International, Inc.	10,900	13,221,264
West Pharmaceutical Services, Inc.	62,000	21,831,440
		60,669,824
Office REITs–1.35%
Alexandria Real Estate Equities, Inc.	57,000	7,225,890
Douglas Emmett, Inc.	319,050	4,626,225
		11,852,115
Professional Services–0.66%
SS&C Technologies Holdings, Inc.	95,000	5,805,450
		5,805,450
Real Estate Management & Development–6.25%
†CoStar Group, Inc.	629,000	54,968,310
		54,968,310
Software–7.75%
†Altair Engineering, Inc. Class A	72,000	6,058,800
†ANSYS, Inc.	118,500	43,001,280
†Clearwater Analytics Holdings, Inc. Class A	265,000	5,307,950
†Guidewire Software, Inc.	126,000	13,739,040
		68,107,070
Specialized REITs–2.68%
Gaming & Leisure Properties, Inc.	476,657	23,523,023
		23,523,023
Textiles, Apparel & Luxury Goods–0.85%
†Figs, Inc. Class A	1,070,000	7,436,500
		7,436,500
Total Common Stock (Cost $165,032,203)		871,338,183

MONEY MARKET FUND–1.05%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	9,256,958	9,256,958
Total Money Market Fund (Cost $9,256,958)		9,256,958

LVIP Baron Growth Opportunities Fund-4

LVIP Baron Growth Opportunities Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–100.19% (Cost $174,289,161)	$880,595,141
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.19%)	(1,641,521)
NET ASSETS APPLICABLE TO 12,160,469 SHARES OUTSTANDING–100.00%	$878,953,620
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND STANDARD CLASS ($72,667,283 / 960,967 Shares)	$75.619
NET ASSET VALUE PER SHARE–LVIP BARON GROWTH OPPORTUNITIES FUND SERVICE CLASS ($806,286,337 / 11,199,502 Shares)	$71.993
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$169,203,428
Distributable earnings/(accumulated loss)	709,750,192
TOTAL NET ASSETS	$878,953,620

†Non-income producing.

★Includes $1,919,379 payable for fund shares redeemed, $10,515 other accrued expenses payable, $788,345 due to manager and affiliates,
$22,140 payable for audit fee and $29,386 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund-5

LVIP Baron Growth Opportunities Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$8,102,821
Foreign taxes withheld	(2,086)
8,100,735
EXPENSES:
Management fees	8,309,154
Distribution fees-Service Class	1,911,915
Shareholder servicing fees	240,966
Accounting and administration expenses	164,757
Professional fees	53,891
Trustees’ fees and expenses	30,353
Reports and statements to shareholders	29,049
Custodian fees	6,271
Pricing fees	4,218
Consulting fees	2,821
Other	28,564
10,781,959
Less:
Management fees waived	(1,423,503)
Total operating expenses	9,358,456
NET INVESTMENT LOSS	(1,257,721)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	4,139,928
Foreign currencies	9,351
Net realized gain	4,149,279
Net change in unrealized appreciation (depreciation) of investments	132,278,934
NET REALIZED AND UNREALIZED GAIN	136,428,213
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$135,170,492
See accompanying notes, which are an integral part of the financial statements.

LVIP Baron Growth Opportunities Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(1,257,721)	$(1,503,810)
Net realized gain	4,149,279	12,773,297
Net change in unrealized appreciation (depreciation)	132,278,934	(281,908,187)
Net increase (decrease) in net assets resulting from operations	135,170,492	(270,638,700)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(995,765)	(4,705,655)
Service Class	(11,925,629)	(56,472,484)
	(12,921,394)	(61,178,139)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,328,461	14,146,885
Service Class	84,006,722	104,176,474
Reinvestment of dividends and distributions:
Standard Class	995,765	4,705,655
Service Class	11,925,629	56,472,484
	107,256,577	179,501,498
Cost of shares redeemed:
Standard Class	(8,343,264)	(12,789,273)
Service Class	(111,492,385)	(113,451,551)
	(119,835,649)	(126,240,824)
Increase (decrease) in net assets derived from capital share transactions	(12,579,072)	53,260,674
NET INCREASE (DECREASE) IN NET ASSETS	109,670,026	(278,556,165)
NET ASSETS:
Beginning of year	769,283,594	1,047,839,759
End of year	$878,953,620	$769,283,594
See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund-6

LVIP Baron Growth Opportunities Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$64.976	$95.264	$81.827	$62.157	$46.700
Income (loss) from investment operations:
Net investment income (loss)[1]	0.056	0.033	(0.255)	(0.198)	0.050
Net realized and unrealized gain (loss)	11.661	(24.952)	15.744	21.270	17.014
Total from investment operations	11.717	(24.919)	15.489	21.072	17.064
Less dividends and distributions from:
Net realized gain	(1.074)	(5.369)	(2.052)	(1.402)	(1.607)
Total dividends and distributions	(1.074)	(5.369)	(2.052)	(1.402)	(1.607)
Net asset value, end of period	$75.619	$64.976	$95.264	$81.827	$62.157
Total return[2]	18.10%	(25.64% )	19.02%	34.41%	36.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$72,667	$59,697	$78,495	$69,487	$71,190
Ratio of expenses to average net assets	0.90%	0.92%	0.89%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.07%	1.07%	1.06%	1.07%	1.07%
Ratio of net investment income (loss) to average net assets	0.07%	0.04%	(0.28% )	(0.32% )	0.08%
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.10% )	(0.11% )	(0.45% )	(0.46% )	(0.06% )
Portfolio turnover	1%	3%	2%	1%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund-7

LVIP Baron Growth Opportunities Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Baron Growth Opportunities Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$62.061	$91.567	$78.916	$60.140	$45.337
Income (loss) from investment operations:
Net investment income (loss)[1]	(0.116)	(0.141)	(0.460)	(0.347)	(0.090)
Net realized and unrealized gain (loss)	11.122	(23.996)	15.163	20.525	16.500
Total from investment operations	11.006	(24.137)	14.703	20.178	16.410
Less dividends and distributions from:
Net realized gain	(1.074)	(5.369)	(2.052)	(1.402)	(1.607)
Total dividends and distributions	(1.074)	(5.369)	(2.052)	(1.402)	(1.607)
Net asset value, end of period	$71.993	$62.061	$91.567	$78.916	$60.140
Total return[2]	17.81%	(25.83% )	18.72%	34.08%	36.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$806,286	$709,587	$969,345	$867,155	$710,636
Ratio of expenses to average net assets	1.15%	1.17%	1.14%	1.18%	1.18%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.32%	1.32%	1.31%	1.32%	1.32%
Ratio of net investment (loss) to average net assets	(0.18% )	(0.21% )	(0.53% )	(0.57% )	(0.17% )
Ratio of net investment (loss) to average net assets prior to expenses waived/reimbursed	(0.35% )	(0.36% )	(0.70% )	(0.71% )	(0.31% )
Portfolio turnover	1%	3%	2%	1%	6%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Baron Growth Opportunities Fund-8

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Baron Growth Opportunities Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation through long-term investments in securities of small-sized companies with undervalued assets or favorable growth prospects.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Baron Growth Opportunities Fund-9

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (REITs) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 1.00% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. Effective January 1, 2023, the waiver amount is 0.11% on the first $250 million of the Fund’s average daily net assets; 0.16% on the next $250 million; 0.21% on the next $200 million; 0.22% on the next $50 million; and 0.27% in excess of $750 million of the Fund’s average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   Prior to January 1, 2023, the waiver amount was 0.09% on the first $250 million of the Fund’s average daily net assets; 0.14% on the next $250 million, 0.19% on the next $200 million; 0.20% on the next $50 million; and 0.25% in excess of $750 million of the Fund’s average daily net assets.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.93% of the average daily net assets for the Standard Class and 1.18% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2023, no expense reimbursements were subject to recoupment.
BAMCO, Inc. (the “Sub-Adviser”) a subsidiary of Baron Capital Group, Inc., provides day-to-day portfolio management services to the Fund. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$66,881
Legal	10,951
LVIP Baron Growth Opportunities Fund-10

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $18,242 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$600,518
Distribution fees payable to LFD	166,737
Shareholder servicing fees payable to Lincoln Life	21,090
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$9,443,865
Sales	39,313,674
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$174,913,242
Aggregate unrealized appreciation of investments	$711,969,856
Aggregate unrealized depreciation of investments	(6,287,959)
Net unrealized appreciation of investments	$705,681,897
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
LVIP Baron Growth Opportunities Fund-11

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$871,338,183	$—	$—	$871,338,183
Money Market Fund	9,256,958	—	—	9,256,958
Total Investments	$880,595,141	$—	$—	$880,595,141
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and other.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Long-term capital gains	$12,921,394	$61,178,139
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$4,068,295
Net unrealized appreciation	705,681,897
Distributable earnings/(accumulated loss)	$709,750,192
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to real estate investment trusts (REITs) and Non-REIT adjustment and net operating loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$1,219,599	$(1,219,599)
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Baron Growth Opportunities Fund-12

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	145,209	193,650
Service Class	1,235,081	1,499,866
Shares reinvested:
Standard Class	13,725	79,040
Service Class	172,540	992,452
	1,566,555	2,765,008
Shares redeemed:
Standard Class	(116,716)	(177,908)
Service Class	(1,641,890)	(1,644,753)
	(1,758,606)	(1,822,661)
Net increase (decrease)	(192,051)	942,347
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund may invest in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings may also be affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP Baron Growth Opportunities Fund-13

LVIP Baron Growth Opportunities Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Baron Growth Opportunities Fund-14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Baron Growth Opportunities Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Baron Growth Opportunities Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Baron Growth Opportunities Fund–15

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024.  The Board noted that the investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Baron Growth Opportunities Fund-16

LVIP Baron Growth Opportunities Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and BAMCO, Inc. (“BAMCO”) on behalf of the LVIP Baron Growth Opportunities Fund, the Board considered the nature, extent and quality of services provided by BAMCO under the subadvisory agreement.  The Board reviewed the services provided by BAMCO, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BAMCO.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Baron Growth Opportunities Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Growth funds category and the Russell 2000 Growth Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods.  The Board concluded that the services provided by BAMCO were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fees BAMCO charges as well as information provided by BAMCO regarding the fees charged to a subadvised fund for which BAMCO manages a comparable portfolio with the same portfolio manager.  The Board considered that LFI compensates BAMCO from its fees and that the subadvisory fee schedule was negotiated between LFI and BAMCO, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding BAMCO’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by BAMCO as to any additional benefits it receives and noted that BAMCO has the ability to obtain research from broker-dealers through commissions paid by clients and that research may be used for the benefit of all the clients of BAMCO.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Baron Growth Opportunities Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Baron Growth Opportunities Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Baron Growth Opportunities Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Baron Growth Opportunities Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Baron Growth Opportunities Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Baron Growth Opportunities Fund-22

LVIP BlackRock Dividend Value Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Dividend Value Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Dividend Value Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: BlackRock Investment Management LLC
Schroder Investment Management North America Inc.
The Fund returned 9.39% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 1000® Value Index1, returned 11.46%.
After a challenging year for both equities and fixed income in 2022, markets reversed strongly in 2023 driven by macro factors and excitement around generative artificial intelligence (AI). Over the course of the year, economic data came in stronger than expected as gross domestic product grew, inflation moderated, and unemployment remained stable. This environment ultimately led to the U.S. Federal Reserve to decide to pause its rate hiking campaign and turning a more dovish tone to end the year, penciling three cuts in 2024, which drove a particularly strong Q4 for equities. Beyond the upside economic picture, generative AI came into focus to start the year. It paved the way for a particularly strong performance from the ‘magnificent 7’, 7 big tech stocks that all had notable exposure or potential exposure to capturing generative AI growth. These 7 stocks exploded to start the year and ultimately represented a majority of the market’s performance for the year. While we started seeing some dispersion of performance of these stocks at the end of the year, we believe that investors are starting 2024 with strong expectations for the U.S. economy and the magnificent 7.
The Fund outperformed relative to the benchmark, the Russell 1000 Value index. The largest contributor to relative performance stemmed from stock selection in the health care sector. Notably, selection decisions in pharmaceuticals added considerable alpha for the period. In energy, stock selection in oil, gas, and consumable fuels contributed significantly to relative performance. Within financials, stock selection in banks also boosted relative returns. Lastly, stock selection within, and an underweight allocation to, the utilities a sector elevated relative results.
The largest detractor from relative performance came from stock selection in communication services. Specifically, an underweight allocation to interactive media and services, which for a brief time had a few big tech names that were not high quality dividend payers, detracted from relative returns. Additionally, stock selection in consumer staples hurt relative results driven by security selection decisions in consumer staples distribution & retail. Within materials, security selection in materials, specifically containers & packaging, weighed on relative performance. Lastly, allocation decisions and security selection in industrials proved costly as the Fund avoided more cyclical areas of the sector such as electrical equipment and building products, which were deemed expensive.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. Despite the equity market’s rapid recovery from the end of 2022 and the V-shaped markets during the second half of 2023, the risk management overlay of the Fund had a positive impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
BlackRock Investment Management LLC:
 Tony DeSpirito
Paul Whitehead
Peter Sietsema
David Zhao
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP BlackRock Dividend Value Managed Volatility Fund - Standard Class
Russell 1000® Value Index
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$22,399
$18,646
12/31/13
12/31/23

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,646. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $22,399. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP BlackRock Dividend Value Managed Volatility Fund-1

LVIP BlackRock Dividend Value Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 9.39%
Five Years	+ 9.55%
Ten Years	+ 6.43%
Service Class Shares
One Year	+ 9.12%
Five Years	+ 9.27%
Ten Years	+ 6.16%
1. The Russell 1000® Value Index measures the performance of those companies in the Russell 1000® Index with lower price-to-book ratios and lower forecasted growth values.
LVIP BlackRock Dividend Value Managed Volatility Fund-2

LVIP BlackRock Dividend Value Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,057.70	0.65%	$3.37
Service Class Shares	1,000.00	1,056.30	0.90%	4.66
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.65%	$3.31
Service Class Shares	1,000.00	1,020.60	0.90%	4.58

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP BlackRock Dividend Value Managed Volatility Fund-3

LVIP BlackRock Dividend Value Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	91.48%
Aerospace & Defense	2.71%
Auto Components	0.28%
Automobiles	1.84%
Banks	10.34%
Beverages	0.81%
Biotechnology	0.28%
Building Products	0.51%
Capital Markets	3.70%
Chemicals	1.43%
Communications Equipment	1.33%
Consumer Finance	0.38%
Containers & Packaging	2.13%
Distributors	0.13%
Diversified Consumer Services	0.21%
Diversified Financial Services	2.86%
Diversified Telecommunication Services	2.47%
Electric Utilities	5.21%
Electrical Equipment	0.21%
Entertainment	0.07%
Food & Staples Retailing	1.63%
Food Products	2.04%
Gas Utilities	0.37%
Health Care Equipment & Supplies	3.39%
Health Care Providers & Services	5.63%
Hotels, Restaurants & Leisure	0.28%
Household Durables	2.16%
Household Products	0.27%
Industrial Conglomerates	0.32%
Insurance	6.34%
IT Services	1.40%
Leisure Products	0.23%
Life Sciences Tools & Services	0.48%
Machinery	0.89%
Media	2.28%
Metals & Mining	0.27%
Multiline Retail	0.10%
Multi-Utilities	3.21%
Oil, Gas & Consumable Fuels	6.96%
Personal Products	1.29%
Pharmaceuticals	3.77%
Professional Services	3.26%
Road & Rail	0.38%
Semiconductors & Semiconductor Equipment	0.65%
Software	0.92%
Specialized REITs	0.58%
Specialty Retail	0.45%
Security Type/Sector	Percentage of Net Assets
Technology Hardware, Storage & Peripherals	2.02%
Textiles, Apparel & Luxury Goods	0.39%
Tobacco	1.85%
Trading Companies & Distributors	0.46%
Wireless Telecommunication Services	0.31%
Preferred Stock	0.35%
Money Market Fund	7.80%
Total Investments	99.63%
Receivables and Other Assets Net of Liabilities	0.37%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Wells Fargo & Co.	2.23%
Citigroup, Inc.	2.08%
Shell PLC	1.85%
American International Group, Inc.	1.84%
Kraft Heinz Co.	1.66%
Leidos Holdings, Inc.	1.59%
L3Harris Technologies, Inc.	1.58%
Verizon Communications, Inc.	1.55%
General Motors Co.	1.50%
BP PLC	1.50%
Total	17.38%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP BlackRock Dividend Value Managed Volatility Fund-4

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–91.48%
Aerospace & Defense–2.71%
L3Harris Technologies, Inc.	133,184	$28,051,214
Lockheed Martin Corp.	6,944	3,147,299
RTX Corp.	199,514	16,787,108
		47,985,621
Auto Components–0.28%
Lear Corp.	34,958	4,936,419
		4,936,419
Automobiles–1.84%
Ford Motor Co.	500,081	6,095,987
General Motors Co.	740,679	26,605,190
		32,701,177
Banks–10.34%
Bank of America Corp.	233,573	7,864,403
Citigroup, Inc.	718,180	36,943,179
Citizens Financial Group, Inc.	405,122	13,425,743
Comerica, Inc.	67,105	3,745,130
Fifth Third Bancorp	140,784	4,855,640
First Citizens BancShares, Inc. Class A	17,395	24,682,983
First Horizon Corp.	148,705	2,105,663
FNB Corp.	181,547	2,499,902
Huntington Bancshares, Inc.	366,727	4,664,768
JPMorgan Chase & Co.	91,650	15,589,665
KeyCorp	339,061	4,882,478
New York Community Bancorp, Inc.	354,591	3,627,466
Regions Financial Corp.	205,929	3,990,904
Truist Financial Corp.	132,201	4,880,861
U.S. Bancorp	115,302	4,990,271
United Bankshares, Inc.	69,426	2,606,946
Valley National Bancorp	220,275	2,392,187
Wells Fargo & Co.	803,596	39,552,995
		183,301,184
Beverages–0.81%
Coca-Cola Co.	67,181	3,958,976
Constellation Brands, Inc. Class A	30,048	7,264,104
Keurig Dr Pepper, Inc.	94,290	3,141,743
		14,364,823
Biotechnology–0.28%
Gilead Sciences, Inc.	60,715	4,918,522
		4,918,522
Building Products–0.51%
Allegion PLC	71,805	9,096,975
		9,096,975
Capital Markets–3.70%
Carlyle Group, Inc.	293,188	11,929,820
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Federated Hermes, Inc.	40,837	$1,382,741
Franklin Resources, Inc.	143,589	4,277,516
Goldman Sachs Group, Inc.	23,982	9,251,536
Intercontinental Exchange, Inc.	55,779	7,163,697
Invesco Ltd.	227,785	4,063,684
Janus Henderson Group PLC	66,765	2,012,965
Lazard Ltd. Class A	55,663	1,937,072
Raymond James Financial, Inc.	99,141	11,054,222
T Rowe Price Group, Inc.	50,418	5,429,514
UBS Group AG	228,404	7,087,979
		65,590,746
Chemicals–1.43%
Chemours Co.	74,247	2,341,751
Huntsman Corp.	90,579	2,276,250
International Flavors & Fragrances, Inc.	94,331	7,637,981
LyondellBasell Industries NV Class A	69,065	6,566,700
PPG Industries, Inc.	44,198	6,609,811
		25,432,493
Communications Equipment–1.33%
Cisco Systems, Inc.	466,637	23,574,501
		23,574,501
Consumer Finance–0.38%
American Express Co.	36,020	6,747,987
		6,747,987
Containers & Packaging–2.13%
International Paper Co.	172,769	6,245,599
Packaging Corp. of America	34,596	5,636,035
Sealed Air Corp.	493,438	18,020,356
Sonoco Products Co.	48,593	2,714,891
Westrock Co.	124,693	5,177,253
		37,794,134
Distributors–0.13%
Genuine Parts Co.	16,638	2,304,363
		2,304,363
Diversified Consumer Services–0.21%
H&R Block, Inc.	75,600	3,656,772
		3,656,772
Diversified Financial Services–2.86%
Equitable Holdings, Inc.	161,782	5,387,340
Fidelity National Information Services, Inc.	417,441	25,075,681
Visa, Inc. Class A	68,577	17,854,022
Western Union Co.	192,690	2,296,865
		50,613,908
LVIP BlackRock Dividend Value Managed Volatility Fund-5

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services–2.47%
AT&T, Inc.	981,125	$16,463,278
Verizon Communications, Inc.	726,692	27,396,288
		43,859,566
Electric Utilities–5.21%
Alliant Energy Corp.	89,606	4,596,788
American Electric Power Co., Inc.	216,011	17,544,413
Edison International	85,175	6,089,161
Entergy Corp.	52,399	5,302,255
Eversource Energy	62,474	3,855,895
Exelon Corp.	286,661	10,291,130
FirstEnergy Corp.	129,908	4,762,427
IDACORP, Inc.	25,188	2,476,484
NextEra Energy, Inc.	95,870	5,823,144
NRG Energy, Inc.	109,299	5,650,758
OGE Energy Corp.	98,950	3,456,324
PG&E Corp.	559,098	10,080,537
Pinnacle West Capital Corp.	53,263	3,826,414
PPL Corp.	171,460	4,646,566
Xcel Energy, Inc.	65,184	4,035,541
		92,437,837
Electrical Equipment–0.21%
Emerson Electric Co.	38,389	3,736,401
		3,736,401
Entertainment–0.07%
Walt Disney Co.	14,089	1,272,096
		1,272,096
Food & Staples Retailing–1.63%
Dollar General Corp.	173,245	23,552,658
Walgreens Boots Alliance, Inc.	204,617	5,342,550
		28,895,208
Food Products–2.04%
Conagra Brands, Inc.	132,261	3,790,600
General Mills, Inc.	44,941	2,927,457
Kraft Heinz Co.	798,170	29,516,327
		36,234,384
Gas Utilities–0.37%
New Jersey Resources Corp.	47,049	2,097,444
Southwest Gas Holdings, Inc.	30,490	1,931,542
UGI Corp.	104,235	2,564,181
		6,593,167
Health Care Equipment & Supplies–3.39%
Baxter International, Inc.	592,944	22,923,215
†Koninklijke Philips NV	621,937	14,476,696
Medtronic PLC	275,350	22,683,333
		60,083,244
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–5.63%
Cardinal Health, Inc.	193,717	$19,526,674
Cencora, Inc.	32,262	6,625,970
Cigna Group	55,191	16,526,945
CVS Health Corp.	48,265	3,811,004
Elevance Health, Inc.	50,858	23,982,598
Humana, Inc.	14,411	6,597,500
Laboratory Corp. of America Holdings	100,387	22,816,961
		99,887,652
Hotels, Restaurants & Leisure–0.28%
McDonald's Corp.	11,327	3,358,569
Wendy's Co.	85,590	1,667,293
		5,025,862
Household Durables–2.16%
Garmin Ltd.	39,562	5,085,300
Leggett & Platt, Inc.	68,167	1,783,930
Newell Brands, Inc.	698,748	6,065,133
Panasonic Holdings Corp.	898,000	8,894,021
Sony Group Corp.	137,600	13,086,638
Whirlpool Corp.	27,066	3,295,827
		38,210,849
Household Products–0.27%
Kimberly-Clark Corp.	39,885	4,846,426
		4,846,426
Industrial Conglomerates–0.32%
Siemens AG	30,403	5,703,092
		5,703,092
Insurance–6.34%
American International Group, Inc.	482,174	32,667,289
Cincinnati Financial Corp.	27,734	2,869,360
Fidelity National Financial, Inc.	480,313	24,505,569
First American Financial Corp.	21,019	1,354,464
MetLife, Inc.	54,103	3,577,831
Old Republic International Corp.	145,446	4,276,113
Principal Financial Group, Inc.	45,052	3,544,241
Prudential Financial, Inc.	68,893	7,144,893
Prudential PLC	517,277	5,849,728
Unum Group	87,942	3,976,737
Willis Towers Watson PLC	94,065	22,688,478
		112,454,703
IT Services–1.40%
Cognizant Technology Solutions Corp. Class A	214,259	16,182,982
LVIP BlackRock Dividend Value Managed Volatility Fund-6

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
International Business Machines Corp.	52,238	$8,543,525
		24,726,507
Leisure Products–0.23%
Hasbro, Inc.	78,433	4,004,789
		4,004,789
Life Sciences Tools & Services–0.48%
†Fortrea Holdings, Inc.	148,326	5,176,578
Thermo Fisher Scientific, Inc.	6,190	3,285,590
		8,462,168
Machinery–0.89%
CNH Industrial NV	583,951	7,112,523
Fortive Corp.	44,120	3,248,556
Komatsu Ltd.	209,200	5,471,841
		15,832,920
Media–2.28%
Comcast Corp. Class A	548,310	24,043,393
Fox Corp. Class A	278,103	8,251,316
Interpublic Group of Cos., Inc.	130,376	4,255,473
Omnicom Group, Inc.	44,956	3,889,144
		40,439,326
Metals & Mining–0.27%
Newmont Corp.	113,566	4,700,497
		4,700,497
Multiline Retail–0.10%
Kohl's Corp.	59,461	1,705,341
		1,705,341
Multi-Utilities–3.21%
Avista Corp.	36,038	1,287,998
Black Hills Corp.	32,098	1,731,687
CenterPoint Energy, Inc.	127,629	3,646,361
CMS Energy Corp.	72,234	4,194,628
Dominion Energy, Inc.	114,076	5,361,572
DTE Energy Co.	42,188	4,651,649
NiSource, Inc.	172,198	4,571,857
Northwestern Energy Group, Inc.	28,724	1,461,764
Public Service Enterprise Group, Inc.	171,263	10,472,733
Sempra	203,769	15,227,657
WEC Energy Group, Inc.	51,505	4,335,176
		56,943,082
Oil, Gas & Consumable Fuels–6.96%
BP PLC	4,475,588	26,592,967
Chevron Corp.	76,558	11,419,391
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Enterprise Products Partners LP	767,464	$20,222,677
Exxon Mobil Corp.	39,432	3,942,411
Marathon Petroleum Corp.	24,798	3,679,031
ONEOK, Inc.	113,642	7,979,941
Shell PLC	998,306	32,722,103
Suncor Energy, Inc.	399,751	12,808,022
Valero Energy Corp.	30,569	3,973,970
		123,340,513
Personal Products–1.29%
Unilever PLC	472,297	22,896,959
		22,896,959
Pharmaceuticals–3.77%
AstraZeneca PLC	69,947	9,450,743
Bayer AG	292,197	10,848,060
Eli Lilly & Co.	13,474	7,854,264
Merck & Co., Inc.	33,245	3,624,370
Novo Nordisk AS ADR	57,852	5,984,789
Pfizer, Inc.	239,573	6,897,307
Sanofi SA	223,601	22,156,750
		66,816,283
Professional Services–3.26%
Leidos Holdings, Inc.	260,525	28,199,226
Robert Half, Inc.	39,606	3,482,160
SS&C Technologies Holdings, Inc.	426,157	26,042,454
		57,723,840
Road & Rail–0.38%
Union Pacific Corp.	27,731	6,811,288
		6,811,288
Semiconductors & Semiconductor Equipment–0.65%
Intel Corp.	90,752	4,560,288
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	66,340	6,899,360
		11,459,648
Software–0.92%
Microsoft Corp.	43,376	16,311,111
		16,311,111
Specialized REITs–0.58%
American Tower Corp.	16,329	3,525,105
Crown Castle, Inc.	58,458	6,733,777
		10,258,882
Specialty Retail–0.45%
Ross Stores, Inc.	58,144	8,046,548
		8,046,548
LVIP BlackRock Dividend Value Managed Volatility Fund-7

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–2.02%
HP, Inc.	164,674	$4,955,041
Samsung Electronics Co. Ltd. GDR	15,513	23,238,474
Seagate Technology Holdings PLC	89,074	7,604,247
		35,797,762
Textiles, Apparel & Luxury Goods–0.39%
Ralph Lauren Corp.	38,696	5,579,963
Tapestry, Inc.	36,710	1,351,295
		6,931,258
Tobacco–1.85%
Altria Group, Inc.	226,263	9,127,450
British American Tobacco PLC ADR	587,339	17,203,159
Philip Morris International, Inc.	68,423	6,437,236
		32,767,845
Trading Companies & Distributors–0.46%
MSC Industrial Direct Co., Inc. Class A	22,978	2,326,752
Watsco, Inc.	13,681	5,861,898
		8,188,650
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Wireless Telecommunication Services–0.31%
Rogers Communications, Inc. Class B	117,771	$5,513,252
		5,513,252
Total Common Stock (Cost $1,362,682,083)		1,621,938,581
PREFERRED STOCK–0.35%
Henkel AG & Co. KGaA 2.54%	76,145	6,124,633
Total Preferred Stock (Cost $5,992,000)		6,124,633

MONEY MARKET FUND–7.80%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	138,316,641	138,316,641
Total Money Market Fund (Cost $138,316,641)		138,316,641

TOTAL INVESTMENTS–99.63% (Cost $1,506,990,724)	1,766,379,855
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.37%	6,517,944
NET ASSETS APPLICABLE TO 87,622,409 SHARES OUTSTANDING–100.00%	$1,772,897,799
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND STANDARD CLASS ($291,081,513 / 14,336,867 Shares)	$20.303
NET ASSET VALUE PER SHARE–LVIP BLACKROCK DIVIDEND VALUE MANAGED VOLATILITY FUND SERVICE CLASS ($1,481,816,286 / 73,285,542 Shares)	$20.220
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,476,008,686
Distributable earnings/(accumulated loss)	296,889,113
TOTAL NET ASSETS	$1,772,897,799

†Non-income producing.

★Includes $5,148,408 cash collateral held at broker for futures contracts, $994,105 payable for fund shares redeemed, $44,550 other accrued expenses payable, $1,195,767 due to manager and affiliates, $365,895 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $59,426 payable for fund accounting fee as of December 31, 2023.

LVIP BlackRock Dividend Value Managed Volatility Fund-8

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
41	British Pound	$3,267,444	$3,211,621	3/18/24	$55,823	$—
39	Euro	5,399,063	5,284,640	3/18/24	114,423	—
43	Japanese Yen	3,857,100	3,747,739	3/18/24	109,361	—
					279,607	—
Equity Contracts:
16	Dow Jones U.S. Real Estate Index	570,400	568,456	3/15/24	1,944	—
28	E-mini Russell 2000 Index	2,866,780	2,631,505	3/15/24	235,275	—
138	E-mini S&P 500 Index	33,258,000	31,931,791	3/15/24	1,326,209	—
126	E-mini S&P MidCap 400 Index	35,399,700	33,251,810	3/15/24	2,147,890	—
107	Euro STOXX 50 Index	5,366,312	5,339,111	3/15/24	27,201	—
33	FTSE 100 Index	3,262,652	3,170,578	3/15/24	92,074	—
16	Nikkei 225 Index (OSE)	3,795,752	3,733,385	3/7/24	62,367	—
					3,892,960	—
Total Futures Contracts					$4,172,567	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
GDR–Global Depository Receipt
IT–Information Technology
OSE–Osaka Securities Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund-9

LVIP BlackRock Dividend Value Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$55,215,791
Foreign taxes withheld	(527,442)
54,688,349
EXPENSES:
Management fees	12,312,841
Distribution fees-Service Class	3,601,691
Shareholder servicing fees	499,746
Accounting and administration expenses	343,485
Index fees	139,275
Professional fees	102,950
Trustees’ fees and expenses	63,269
Reports and statements to shareholders	49,942
Custodian fees	42,273
Consulting fees	6,268
Pricing fees	5,752
Other	45,808
17,213,300
Less:
Management fees waived	(2,494,721)
Total operating expenses	14,718,579
NET INVESTMENT INCOME	39,969,770
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Investments	76,403,880
Foreign currencies	30,002
Futures contracts	1,877,849
Net realized gain	78,311,731
Net change in unrealized appreciation (depreciation) of:
Investments	30,030,573
Foreign currencies	15,934
Futures contracts	4,200,921
Net change in unrealized appreciation (depreciation)	34,247,428
NET REALIZED AND UNREALIZED GAIN	112,559,159
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$152,528,929
See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Dividend Value Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$39,969,770	$32,663,446
Net realized gain	78,311,731	139,767,773
Net change in unrealized appreciation (depreciation)	34,247,428	(218,283,057)
Net increase (decrease) in net assets resulting from operations	152,528,929	(45,851,838)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(28,600,196)	(34,977,684)
Service Class	(143,302,021)	(175,159,801)
	(171,902,217)	(210,137,485)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,496,328	12,886,726
Service Class	70,979,832	105,852,633
Reinvestment of dividends and distributions:
Standard Class	28,600,196	34,977,684
Service Class	143,302,021	175,159,801
	261,378,377	328,876,844
Cost of shares redeemed:
Standard Class	(38,938,926)	(40,332,405)
Service Class	(169,175,352)	(255,748,946)
	(208,114,278)	(296,081,351)
Increase in net assets derived from capital share transactions	53,264,099	32,795,493
NET INCREASE (DECREASE) IN NET ASSETS	33,890,811	(223,193,830)
NET ASSETS:
Beginning of year	1,739,006,988	1,962,200,818
End of year	$1,772,897,799	$1,739,006,988
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund-10

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$20.596	$24.007	$20.691	$20.923	$18.789
Income (loss) from investment operations:
Net investment income[2]	0.521	0.461	0.407	0.425	0.442
Net realized and unrealized gain (loss)	1.317	(1.130)	4.367	(0.203)	2.992
Total from investment operations	1.838	(0.669)	4.774	0.222	3.434
Less dividends and distributions from:
Net investment income	(0.538)	(0.501)	(0.510)	(0.409)	(0.381)
Net realized gain	(1.593)	(2.241)	(0.948)	(0.045)	(0.919)
Total dividends and distributions	(2.131)	(2.742)	(1.458)	(0.454)	(1.300)
Net asset value, end of period	$20.303	$20.596	$24.007	$20.691	$20.923
Total return[3]	9.39%	(2.28% )	23.07%	1.12%	18.59%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$291,082	$286,139	$320,848	$288,674	$305,230
Ratio of expenses to average net assets	0.65%	0.64%	0.64%	0.66%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.79%	0.79%	0.78%	0.80%	0.80%
Ratio of net investment income to average net assets	2.52%	2.02%	1.70%	2.26%	2.20%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.38%	1.87%	1.56%	2.12%	2.07%
Portfolio turnover	35%	40%	37%	48%	40%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund-11

LVIP BlackRock Dividend Value Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Dividend Value Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$20.524	$23.935	$20.634	$20.871	$18.759
Income (loss) from investment operations:
Net investment income[2]	0.467	0.402	0.345	0.376	0.391
Net realized and unrealized gain (loss)	1.309	(1.126)	4.352	(0.206)	2.982
Total from investment operations	1.776	(0.724)	4.697	0.170	3.373
Less dividends and distributions from:
Net investment income	(0.487)	(0.446)	(0.448)	(0.362)	(0.342)
Net realized gain	(1.593)	(2.241)	(0.948)	(0.045)	(0.919)
Total dividends and distributions	(2.080)	(2.687)	(1.396)	(0.407)	(1.261)
Net asset value, end of period	$20.220	$20.524	$23.935	$20.634	$20.871
Total return[3]	9.12%	(2.53% )	22.76%	0.87%	18.30%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,481,816	$1,452,868	$1,641,353	$1,524,745	$1,471,966
Ratio of expenses to average net assets	0.90%	0.89%	0.89%	0.91%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.04%	1.04%	1.03%	1.05%	1.05%
Ratio of net investment income to average net assets	2.27%	1.77%	1.45%	2.01%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.13%	1.62%	1.31%	1.87%	1.82%
Portfolio turnover	35%	40%	37%	48%	40%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund-12

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek reasonable income by investing primarily in income-producing equity securities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of
LVIP BlackRock Dividend Value Managed Volatility Fund-13

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP BlackRock Dividend Value Managed Volatility Fund is $30 and $34 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.125% on the first $750 million of the Fund’s average daily net assets and 0.16% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.675% of the average daily net assets for the Standard Class and 0.925% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2023, no expense reimbursements were subject to recoupment.
BlackRock Investment Management LLC (“BlackRock”) is responsible for managing the Fund’s investment portfolio. For these services, LFI, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$139,739
Legal	22,867
LVIP BlackRock Dividend Value Managed Volatility Fund-14

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $32,080 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$843,204
Distribution fees payable to LFD	309,617
Shareholder servicing fees payable to Lincoln Life	42,946
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$555,921,634
Sales	622,523,296
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,538,515,013
Aggregate unrealized appreciation of investments and derivatives	$312,385,784
Aggregate unrealized depreciation of investments and derivatives	(84,469,738)
Net unrealized appreciation of investments and derivatives	$227,916,046
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g.,
LVIP BlackRock Dividend Value Managed Volatility Fund-15

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,621,938,581	$—	$—	$1,621,938,581
Preferred Stock	6,124,633	—	—	6,124,633
Money Market Fund	138,316,641	—	—	138,316,641
Total Investments	$1,766,379,855	$—	$—	$1,766,379,855
Derivatives:

Assets:
Futures Contracts	$4,172,567	$—	$—	$4,172,567
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, Passive Foreign Investment Companies ("PFICs") and partnerships.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$54,530,703	$48,929,377
Long-term capital gains	117,371,514	161,208,108
Total	$171,902,217	$210,137,485
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$68,973,067
Net unrealized appreciation	227,916,046
Distributable earnings/(accumulated loss)	$296,889,113
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily due to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(1,436,475)	$1,436,475
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP BlackRock Dividend Value Managed Volatility Fund-16

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	904,680	570,386
Service Class	3,472,915	4,594,943
Shares reinvested:
Standard Class	1,439,227	1,727,443
Service Class	7,252,909	8,694,335
	13,069,731	15,587,107
Shares redeemed:
Standard Class	(1,899,816)	(1,769,697)
Service Class	(8,228,694)	(11,076,615)
	(10,128,510)	(12,846,312)
Net increase	2,941,221	2,740,795
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP BlackRock Dividend Value Managed Volatility Fund-17

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$3,892,960	Receivables and other assets net of liabilities	$—
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	279,607	Receivables and other assets net of liabilities	—
Total		$4,172,567		$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,747,776	$3,920,691
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(869,927)	280,230
Total		$1,877,849	$4,200,921
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$80,889,043	$122,553
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
LVIP BlackRock Dividend Value Managed Volatility Fund-18

LVIP BlackRock Dividend Value Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Dividend Value Managed Volatility Fund-19

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Dividend Value Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Dividend Value Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP BlackRock Dividend Value Managed Volatility Fund–20

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Dividend Value Managed Volatility Fund-21

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was within range of the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LFI had implemented an advisory fee waiver and an expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP BlackRock Dividend Value Managed Volatility Fund-22

LVIP BlackRock Dividend Value Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadviser manages the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Value funds category and the Russell 1000 Value Total Return USD Index. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the Fund’s subadvisory fee schedules, one of which contains breakpoints, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategies with the same portfolio management team and benchmark as the Fund. The Board considered that LFI compensates BlackRock from its fees and that the subadvisory fee schedules were negotiated between LFI and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provide potential scale-related benefits, increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars which may be used to manage other accounts.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Dividend Value Managed Volatility Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP BlackRock Dividend Value Managed Volatility Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP BlackRock Dividend Value Managed Volatility Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP BlackRock Dividend Value Managed Volatility Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Dividend Value Managed Volatility Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Dividend Value Managed Volatility Fund-28

LVIP BlackRock Global Allocation Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Allocation Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 13.62% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 15.68% and its broad-based benchmark index, the S&P 500® Index2, returned 26.29%.
Global stocks, as measured by the MSCI World Index3 had a positive return in 2023. With the exception of the last two months of the year, most of the gains enjoyed in the market cap weighted indexes were driven by a small handful of large-cap Information Technology and Communication Services stocks, due to excitement around Artificial Intelligence (AI). Regionally, U.S. equities led the performance for the year.  Several non-U.S. markets, including across Europe and in Japan, also posted strong returns (as measured by the MSCI Europe Index4 and MSCI Japan Index5). One non-U.S. market that lagged over the year was China, which continued to struggle as housing concerns weigh on consumer sentiment and Chinese regulators unexpectedly announced restrictive new rules for online gaming companies. Global bonds as measured by the Bloomberg Global Aggregate Bond Index6 had a positive return for the year, capping off what was another volatile year for the asset class. Following a weaker third quarter where a spike in U.S. yields caused weakness across government bonds, the apparent end to the U.S. Federal Reserve’s (the Fed’s) historic hiking cycle in the fourth quarter boosted bonds of all maturities. Several non-U.S. developed market sovereigns were further supported by a weaker U.S. dollar. In U.S. corporate credit, both investment grade and high yield bonds generated positive returns for the year as the expectation of interest rate cuts and an absence of any sign of a pending U.S. recession, provided bond investors favorable macro news.
As of December 31, 2023, the Fund was overweight equities (8%), underweight fixed income (-16%), with exposure to commodities (1%) and cash equivalents (7%). Within equities, the Fund was overweight information technology, consumer discretionary, healthcare, industrials, energy and communication services, and underweight real estate and materials. From a regional perspective, the Fund was overweight the U.S. and Japan, and underweight Australia. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate credit, securitized debt and bank loans. Total portfolio duration was 1.9 years vs. 2.4 years for the benchmark (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund's largest overweight was the Japanese yen and largest underweight the euro.Within equities, an underweight to consumer staples and real estate contributed to performance. Selection within healthcare, partially offset by an overweight, positively impacted returns.  Within fixed income, duration management, via tactical positioning along the U.S. yield curve and exposure to short-term European rates, was additive. Exposure to credit, notably high yield bonds, also contributed. Within equities, selection in information technology, industrials, consumer discretionary, communication services and materials detracted from performance. Positioning in index futures used to manage the overall beta of the portfolio negatively impacted returns. An overweight to energy also detracted, though partially offset by selection. Within fixed income, exposure to agency mortgages weighed on performance over the period. Exposure to gold related securities, as well as exposure to cash and cash equivalents, primarily held as hedges against market volatility, dragged on performance as both equity and bond markets were positive for the year.
The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets.
Portfolio Managers:
BlackRock Investment Management, LLC:
 David Clayton
Russ Koesterich
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 4/29/19 through 12/31/23

LVIP BlackRock Global Allocation Fund - Standard Class
LVIP BlackRock Global Allocation Fund - Service Class
BlackRock Global Allocation Composite
S&P 500® Index
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
4/29/19
12/31/23
$17,560
$13,335
$13,259
$13,195

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Fund shares on 4/29/19 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,335 for the Standard Class shares and to $13,195 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did from 4/29/19 through 12/31/23. The same $10,000 investment would have increased to $13,259 and $17,560, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP BlackRock Global Allocation Fund-1

LVIP BlackRock Global Allocation Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.62%
Inception (4/29/19)	+ 6.34%
Service Class Shares
One Year	+ 13.35%
Inception (4/29/19)	+ 6.10%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Financial Investments Corporation (“LFI”), the Fund’s advisor. The BlackRock Global Allocation Composite is constructed as follows: 36% S&P 500® Index, 24% FTSE World (Ex US) Index, 24% ICE Bank of America 5-year U.S. Treasury Bond Index and 16% FTSE Non-U.S. Dollar World Government Bond Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
4. The MSCI Europe Index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 425 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.
5. The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. The index covers approximately 85% of the free float-adjusted market capitalization in Japan.
6. The Bloomberg Global Aggregate Bond Index measures the performance of the global investment grade, fixed-rate bond markets. The benchmark includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.
LVIP BlackRock Global Allocation Fund-2

LVIP BlackRock Global Allocation Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,055.10	0.71%	$3.68
Service Class Shares	1,000.00	1,053.70	0.96%	4.97
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP BlackRock Global Allocation Fund-3

LVIP BlackRock Global Allocation Fund
Consolidated Security Type/Country Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	59.80%
Australia	0.32%
Belgium	0.02%
Brazil	0.22%
Canada	1.20%
China	1.05%
Denmark	0.40%
Finland	0.05%
France	2.42%
Germany	1.11%
Greenland	0.02%
Hong Kong	0.25%
India	0.15%
Indonesia	0.03%
Ireland	0.29%
Israel	0.29%
Italy	0.81%
Japan	4.36%
Jordan	0.00%
Luxembourg	0.03%
Macau	0.04%
Mexico	0.07%
Netherlands	1.63%
Norway	0.05%
Peru	0.01%
Poland	0.01%
Republic of Korea	0.63%
Russia	0.00%
Saudi Arabia	0.01%
Singapore	0.03%
South Africa	0.03%
Spain	0.54%
Sweden	0.36%
Switzerland	2.43%
Taiwan	0.67%
United Arab Emirates	0.00%
United Kingdom	3.13%
United States	37.12%
Uruguay	0.02%
Convertible Preferred Stocks	0.49%
Preferred Stocks	0.95%
Warrants	0.00%
Convertible Bonds	0.16%
Agency Collateralized Mortgage Obligation	0.01%
Agency Commercial Mortgage-Backed Securities	0.02%
Agency Mortgage-Backed Security	1.50%
Corporate Bonds	7.64%
Security Type/Country	Percentage of Net Assets
Loan Agreements	1.88%
Non-Agency Asset-Backed Securities	0.81%
Non-Agency Collateralized Mortgage Obligations	0.49%
Non-Agency Commercial Mortgage-Backed Securities	2.00%
Sovereign Bonds	6.06%
U.S. Treasury Obligations	2.07%
Exchange-Traded Funds	1.16%
Money Market Fund	12.84%
Short-Term Investments	1.03%
Options Purchased	0.72%
Total Investments	99.63%
Common Stocks Sold Short	(0.19) %
Options Written	(0.18) %
Receivables and Other Assets Net of Liabilities	0.74%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	2.77%
Apple, Inc.	1.79%
Amazon.com, Inc.	1.51%
Alphabet, Inc. Class C	1.31%
Mastercard, Inc. Class A	0.80%
ASML Holding NV	0.79%
NVIDIA Corp.	0.79%
Nestle SA	0.78%
JPMorgan Chase & Co.	0.76%
UnitedHealth Group, Inc.	0.66%
Total	11.96%
LVIP BlackRock Global Allocation Fund-4

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–59.80%
Australia–0.32%
ANZ Group Holdings Ltd.	29,815	$526,628
BHP Group Ltd.	51,367	1,764,554
CSL Ltd.	4,637	905,781
Macquarie Group Ltd.	3,163	395,801
Medibank Pvt Ltd.	147,511	357,856
Metcash Ltd.	31,591	75,131
Northern Star Resources Ltd.	43,582	405,391
Pilbara Minerals Ltd.	42,701	114,939
†Qantas Airways Ltd.	42,091	154,027
=†πQuintis Australia Pty. Ltd.	3,249,491	0
South32 Ltd.	75,452	171,218
Wesfarmers Ltd.	16,068	624,562
WiseTech Global Ltd.	2,159	110,888
Woolworths Group Ltd.	39,447	999,979
		6,606,755
Belgium–0.02%
Ackermans & van Haaren NV	145	25,419
KBC Group NV	5,438	352,513
UCB SA	502	43,725
		421,657
Brazil–0.22%
Ambev SA	284,295	798,986
B3 SA - Brasil Bolsa Balcao	442,746	1,324,682
Cielo SA	514,236	495,611
Cosan SA	9,702	38,216
†Embraer SA	66,184	302,655
Lojas Renner SA	200,461	719,300
†Magazine Luiza SA	1,097,730	488,050
Telefonica Brasil SA	14,326	157,365
TIM SA	17,444	64,240
Vale SA	19,464	308,284
		4,697,389
Canada–1.20%
Brookfield Corp.	2,260	90,652
Cameco Corp.	94,593	4,076,958
Canadian National Railway Co.	6,767	850,567
Canadian Natural Resources Ltd.	4,914	321,938
Enbridge, Inc.	231,442	8,331,598
Franco-Nevada Corp.	9,523	1,054,821
George Weston Ltd.	2,349	291,620
Loblaw Cos. Ltd.	477	46,179
†Lululemon Athletica, Inc.	525	268,427
Metro, Inc.	15,150	784,226
National Bank of Canada	5,741	437,599
Pembina Pipeline Corp.	26,928	927,101
Power Corp. of Canada	7,135	204,026
Royal Bank of Canada	3,746	378,827
†Shopify, Inc. Class A	15,038	1,170,764
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Suncor Energy, Inc.	186,619	$5,978,625
		25,213,928
China–1.05%
Aier Eye Hospital Group Co. Ltd. Class A	18,900	42,159
Alibaba Group Holding Ltd.	74,300	719,355
Anhui Gujing Distillery Co. Ltd. Class B	1,400	21,300
†Baidu, Inc. Class A	42,850	637,112
BYD Co. Ltd. Class H	319,591	8,775,093
BYD Electronic International Co. Ltd.	3,000	14,062
China Merchants Bank Co. Ltd. Class H	48,500	168,944
China Tower Corp. Ltd. Class H	794,000	83,381
Contemporary Amperex Technology Co. Ltd. Class A	106,000	2,440,083
Foxconn Industrial Internet Co. Ltd. Class A	102,100	217,669
Haidilao International Holding Ltd.	189,000	351,932
Hundsun Technologies, Inc. Class A	6,600	26,764
JD.com, Inc. Class A	60,119	866,157
†Kindstar Globalgene Technology, Inc.	474,000	101,981
†Li Auto, Inc. Class A	47,700	898,594
†Meituan Class B	23,940	251,096
Nongfu Spring Co. Ltd. Class H	17,000	98,297
Oppein Home Group, Inc. Class A	2,400	23,556
PetroChina Co. Ltd. Class A	458,500	456,418
PetroChina Co. Ltd. Class H	276,000	182,386
Shanghai Fosun Pharmaceutical Group Co. Ltd. Class H	38,000	82,730
Shenzhen Mindray Bio-Medical Electronics Co. Ltd. Class A	4,600	188,483
Shenzhen Transsion Holdings Co. Ltd. Class A	23,478	458,159
Tencent Holdings Ltd.	105,300	3,959,285
†Trip.com Group Ltd.	6,650	236,414
†Unigroup Guoxin Microelectronics Co. Ltd. Class A	2,900	27,580
Want Want China Holdings Ltd.	66,000	39,895
Yum China Holdings, Inc.	8,576	363,880
LVIP BlackRock Global Allocation Fund-5

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China (continued)
Zhongji Innolight Co. Ltd. Class A	17,800	$283,381
		22,016,146
Denmark–0.40%
AP Moller - Maersk AS Class B	287	515,969
H Lundbeck AS	4,768	23,132
Novo Nordisk AS Class B	72,212	7,465,339
Orsted AS	6,871	380,857
		8,385,297
Finland–0.05%
Elisa OYJ	13,681	632,369
Kone OYJ Class B	8,471	422,316
		1,054,685
France–2.42%
Accor SA	58,445	2,232,405
AXA SA	42,485	1,383,120
BNP Paribas SA	104,866	7,245,846
Bollore SE	9,579	59,800
Carrefour SA	8,804	160,998
Cie de Saint-Gobain SA	90,308	6,645,704
Dassault Systemes SE	12,987	634,197
EssilorLuxottica SA	35,744	7,165,862
Hermes International SCA	663	1,404,406
Kering SA	5,961	2,625,678
La Francaise des Jeux SAEM	9,817	355,903
L'Oreal SA	2,585	1,286,025
LVMH Moet Hennessy Louis Vuitton SE	11,127	9,011,288
Sanofi SA	29,676	2,940,612
Schneider Electric SE	1,930	387,305
SCOR SE	4,717	137,786
Societe Generale SA	14,312	379,589
Teleperformance SE	1,119	163,124
TotalEnergies SE	47,205	3,210,097
Vinci SA	25,944	3,256,469
Vivendi SE	2,306	24,632
		50,710,846
Germany–1.11%
BASF SE	6,314	340,013
Bayer AG	11,045	410,055
Bayerische Motoren Werke AG	13,570	1,509,745
Carl Zeiss Meditec AG	1,713	186,913
Commerzbank AG	133,779	1,589,094
†Deutsche Lufthansa AG	72,641	645,386
Mercedes-Benz Group AG	55,530	3,834,462
Merck KGaA	3,540	563,141
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	898	$371,854
Rational AG	57	44,016
RWE AG	10,288	467,699
SAP SE	9,794	1,508,070
SAP SE ADR	7,800	1,205,802
Scout24 SE	1,506	106,669
Siemens AG	45,458	8,527,158
Symrise AG	6,651	731,594
Thyssenkrupp AG	59,462	414,339
†Zalando SE	28,508	675,062
		23,131,072
Greenland–0.02%
Ferguson PLC	1,963	377,448
		377,448
Hong Kong–0.25%
AIA Group Ltd.	472,800	4,120,387
ASMPT Ltd.	13,900	132,618
BOC Hong Kong Holdings Ltd.	16,500	44,798
Hang Seng Bank Ltd.	5,800	67,630
Hongkong Land Holdings Ltd.	20,500	71,340
MTR Corp. Ltd.	28,500	110,591
Orient Overseas International Ltd.	18,500	258,244
Prudential PLC	34,355	388,510
SITC International Holdings Co. Ltd.	73,000	126,022
		5,320,140
India–0.15%
Bajaj Auto Ltd.	1,379	112,642
Bharat Petroleum Corp. Ltd.	27,966	151,452
Eicher Motors Ltd.	1,710	85,147
HCL Technologies Ltd.	2,753	48,504
HDFC Bank Ltd.	123,990	2,546,813
Indian Oil Corp. Ltd.	62,909	98,166
Kotak Mahindra Bank Ltd.	4,167	95,550
Tata Consultancy Services Ltd.	507	23,112
		3,161,386
Indonesia–0.03%
Bank Central Asia Tbk. PT	537,200	327,965
Bank Mandiri Persero Tbk. PT	523,500	205,701
		533,666
Ireland–0.29%
CRH PLC	66,240	4,567,816
LVIP BlackRock Global Allocation Fund-6

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Ireland (continued)
Kingspan Group PLC	10,835	$937,766
Seagate Technology Holdings PLC	7,615	650,092
		6,155,674
Israel–0.29%
†Nice Ltd. Sponsored ADR	30,377	6,060,515
		6,060,515
Italy–0.81%
Enel SpA	43,458	322,875
Ferrari NV	9,202	3,100,389
FinecoBank Banca Fineco SpA	14,993	224,852
Intesa Sanpaolo SpA	2,544,070	7,424,340
Snam SpA	50,339	258,687
UniCredit SpA	204,023	5,532,805
		16,863,948
Japan–4.36%
AGC, Inc.	900	33,421
Ain Holdings, Inc.	500	15,865
Alfresa Holdings Corp.	5,000	84,982
†ANA Holdings, Inc.	8,300	180,128
Astellas Pharma, Inc.	38,200	456,774
BayCurrent Consulting, Inc.	9,700	340,601
Bridgestone Corp.	10,100	418,326
Chugai Pharmaceutical Co. Ltd.	2,900	109,871
Daikin Industries Ltd.	7,800	1,271,511
FANUC Corp.	193,500	5,691,096
FUJIFILM Holdings Corp.	35,600	2,139,282
GS Yuasa Corp.	5,700	80,245
Heiwa Corp.	2,600	38,705
Honda Motor Co. Ltd.	367,000	3,815,759
Hoya Corp.	37,400	4,675,000
Ito En Ltd.	3,500	106,291
Japan Airlines Co. Ltd.	366,900	7,220,904
Jeol Ltd.	2,000	87,801
JFE Holdings, Inc.	15,500	240,470
Kakaku.com, Inc.	14,600	180,792
Kamigumi Co. Ltd.	3,100	74,004
Kansai Paint Co. Ltd.	8,300	141,806
Kawasaki Heavy Industries Ltd.	8,800	194,661
Kewpie Corp.	2,800	49,338
Keyence Corp.	19,613	8,640,848
Kobe Steel Ltd.	14,900	192,802
Koei Tecmo Holdings Co. Ltd.	3,300	37,646
Komatsu Ltd.	114,500	2,994,865
Kose Corp.	28,000	2,100,000
Kusuri No. Aoki Holdings Co. Ltd.	2,100	47,764
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kyocera Corp.	2,000	$29,191
Kyushu Railway Co.	18,100	398,842
Lixil Corp.	20,600	257,208
M3, Inc.	9,600	158,843
Makita Corp.	10,800	297,957
Mani, Inc.	3,400	51,458
Marubeni Corp.	21,400	338,226
Mazda Motor Corp.	24,000	259,319
Medipal Holdings Corp.	1,100	17,830
MEIJI Holdings Co. Ltd.	2,500	59,379
Mitsubishi Electric Corp.	32,700	463,598
Mitsubishi Motors Corp.	83,500	265,897
Mitsubishi UFJ Financial Group, Inc.	1,147,400	9,858,689
Mitsui & Co. Ltd.	127,700	4,798,260
Mitsui OSK Lines Ltd.	7,600	243,470
Mizuho Financial Group, Inc.	23,700	405,505
†Money Forward, Inc.	3,300	101,153
NET One Systems Co. Ltd.	6,700	114,209
Nichirei Corp.	700	17,247
NIDEC Corp.	22,100	892,621
Nihon M&A Center Holdings, Inc.	26,700	147,267
Nintendo Co. Ltd.	16,100	840,283
Nippon Paint Holdings Co. Ltd.	104,900	848,128
Nippon Steel Corp.	19,500	446,702
Nippon Yusen KK	16,400	508,400
Nomura Research Institute Ltd.	33,600	977,260
Oracle Corp.	1,300	100,220
Otsuka Corp.	11,600	478,233
Panasonic Holdings Corp.	60,000	594,255
Pigeon Corp.	11,800	135,909
Rakus Co. Ltd.	43,100	798,573
Resorttrust, Inc.	2,900	50,308
Santen Pharmaceutical Co. Ltd.	4,500	44,840
Sega Sammy Holdings, Inc.	7,400	103,495
Sekisui House Ltd.	9,600	213,243
Shin-Etsu Chemical Co. Ltd.	22,700	952,595
Shiseido Co. Ltd.	63,300	1,908,877
Skylark Holdings Co. Ltd.	4,600	67,369
SMC Corp.	10,200	5,480,511
Sojitz Corp.	18,400	415,631
Sompo Holdings, Inc.	6,700	327,682
Stanley Electric Co. Ltd.	4,900	92,196
Sumitomo Mitsui Financial Group, Inc.	11,200	546,496
Sumitomo Rubber Industries Ltd.	4,100	44,548
Suzuken Co. Ltd.	1,700	56,293
Sysmex Corp.	77,100	4,296,821
LVIP BlackRock Global Allocation Fund-7

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Takeda Pharmaceutical Co. Ltd.	28,400	$816,550
Tokyo Electron Ltd.	13,300	2,382,209
TOTO Ltd.	8,200	215,933
Toyota Motor Corp.	335,600	6,165,757
Yakult Honsha Co. Ltd.	900	20,215
ZOZO, Inc.	26,700	601,223
		91,368,482
Jordan–0.00%
Hikma Pharmaceuticals PLC	3,617	82,480
		82,480
Luxembourg–0.03%
ArcelorMittal SA	20,693	586,521
		586,521
Macau–0.04%
†Sands China Ltd.	82,829	242,382
†Wynn Macau Ltd.	828,287	682,063
		924,445
Mexico–0.07%
Fibra Uno Administracion SA de CV	157,472	282,839
Fomento Economico Mexicano SAB de CV	22,520	293,698
Grupo Aeroportuario del Centro Norte SAB de CV	2,629	27,804
Grupo Aeroportuario del Sureste SAB de CV Class B	7,591	223,063
Wal-Mart de Mexico SAB de CV	125,496	527,599
		1,355,003
Netherlands–1.63%
ABN AMRO Bank NV GDR	86,853	1,303,028
†Adyen NV	3,285	4,230,647
ASML Holding NV	22,100	16,631,639
BE Semiconductor Industries NV	3,109	468,321
ING Groep NV	473,530	7,070,764
Koninklijke Ahold Delhaize NV	66,650	1,914,139
Koninklijke Vopak NV	17,523	588,847
†Prosus NV	57,569	1,714,986
Wolters Kluwer NV	1,569	222,921
		34,145,292
Norway–0.05%
Equinor ASA	31,439	996,867
Norsk Hydro ASA	20,435	137,576
		1,134,443
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Peru–0.01%
Credicorp Ltd.	658	$98,654
Southern Copper Corp.	1,497	128,847
		227,501
Poland–0.01%
Powszechny Zaklad Ubezpieczen SA	16,587	199,267
		199,267
Republic of Korea–0.63%
†Amorepacific Corp.	20,271	2,273,986
Fila Holdings Corp.	2,328	69,634
GS Engineering & Construction Corp.	10,074	117,212
Hana Financial Group, Inc.	3,815	127,973
Hanwha Aerospace Co. Ltd.	4,197	404,886
HD Hyundai Infracore Co. Ltd.	88,405	555,096
HD Korea Shipbuilding & Offshore Engineering Co. Ltd.	335	31,333
Hyundai Marine & Fire Insurance Co. Ltd.	1,271	30,495
Hyundai Motor Co.	2,307	362,902
KB Financial Group, Inc.	34,469	1,438,108
Kia Corp.	5,091	393,704
†Meritz Financial Group, Inc.	9,142	418,260
NCSoft Corp.	2,259	420,154
Samsung C&T Corp.	4,162	417,483
Samsung Electronics Co. Ltd.	15,415	935,641
Samsung Fire & Marine Insurance Co. Ltd.	1,592	324,348
Samsung SDI Co. Ltd.	1,205	438,729
SK Hynix, Inc.	40,151	4,381,997
		13,141,941
Russia–0.00%
=†πLUKOIL PJSC	236	0
=†πMMC Norilsk Nickel PJSC	28	0
=†πNovatek PJSC GDR	520	0
		0
Saudi Arabia–0.01%
Dr Sulaiman Al Habib Medical Services Group Co.	393	29,744
Saudi Arabian Oil Co.	3,591	31,616
Saudi Telecom Co.	11,942	128,904
		190,264
Singapore–0.03%
Genting Singapore Ltd.	59,400	45,009
LVIP BlackRock Global Allocation Fund-8

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
Netlink NBN Trust	44,400	$28,260
Oversea-Chinese Banking Corp. Ltd.	11,200	110,324
†Seatrium Ltd.	538,495	48,147
Singapore Technologies Engineering Ltd.	30,800	90,784
Singapore Telecommunications Ltd.	89,700	167,880
Venture Corp. Ltd.	7,200	74,250
Wilmar International Ltd.	43,400	117,399
		682,053
South Africa–0.03%
Anglo American Platinum Ltd.	2,518	132,697
Capitec Bank Holdings Ltd.	2,422	268,298
Kumba Iron Ore Ltd.	9,052	304,222
		705,217
Spain–0.54%
Aena SME SA	580	105,072
Banco Santander SA	203,618	849,572
†Cellnex Telecom SA	237,236	9,339,237
Endesa SA	5,070	103,321
Industria de Diseno Textil SA	14,921	649,492
Repsol SA	10,548	156,618
		11,203,312
Sweden–0.36%
Assa Abloy AB Class B	98,813	2,844,068
Atlas Copco AB Class A	42,174	725,685
Evolution AB	6,214	740,674
Industrivarden AB Class A	5,032	164,090
Nibe Industrier AB Class B	14,601	102,493
SKF AB Class B	58,246	1,162,489
SSAB AB Class A	7,558	57,460
SSAB AB Class B	46,905	358,459
Telia Co. AB	319,400	814,805
Trelleborg AB Class B	10,432	349,180
=†πVolta	1,948	0
†Volvo Car AB Class B	54,467	175,832
		7,495,235
Switzerland–2.43%
Alcon, Inc.	83,878	6,546,284
Barry Callebaut AG	46	77,610
Clariant AG	28,312	418,090
Coca-Cola HBC AG	12,635	371,225
Flughafen Zurich AG	226	47,186
Geberit AG	54	34,607
Glencore PLC	973,429	5,857,729
Holcim AG	10,195	800,278
Julius Baer Group Ltd.	8,377	469,622
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Kuehne & Nagel International AG	4,058	$1,398,262
Nestle SA	141,229	16,373,866
Novartis AG	30,770	3,104,988
PSP Swiss Property AG	640	89,488
Roche Holding AG	14,842	4,314,689
Sika AG	2,489	809,987
STMicroelectronics NV	9,332	466,117
Swiss Prime Site AG	477	50,958
TE Connectivity Ltd.	32,791	4,607,135
UBS Group AG	159,784	4,958,519
		50,796,640
Taiwan–0.67%
Acer, Inc.	180,000	315,537
ASE Technology Holding Co. Ltd.	44,000	193,545
Asustek Computer, Inc.	48,000	765,579
Chunghwa Telecom Co. Ltd.	28,000	109,480
Compal Electronics, Inc.	509,000	660,910
Eva Airways Corp.	656,000	672,234
Far EasTone Telecommunications Co. Ltd.	42,000	109,206
Lite-On Technology Corp.	87,000	331,666
MediaTek, Inc.	13,000	429,938
Novatek Microelectronics Corp.	20,000	336,912
Quanta Computer, Inc.	214,000	1,565,403
Taiwan Mobile Co. Ltd.	28,000	89,956
Taiwan Semiconductor Manufacturing Co. Ltd.	425,000	8,211,825
Wistron Corp.	84,000	269,869
		14,062,060
United Arab Emirates–0.00%
=†NMC Health PLC	123,425	0
		0
United Kingdom–3.13%
Anglo American PLC	8,898	223,502
AstraZeneca PLC	50,017	6,757,943
AstraZeneca PLC ADR	42,111	2,836,176
Auto Trader Group PLC	86,199	792,628
BAE Systems PLC	644,949	9,129,246
BP PLC	78,407	465,877
British American Tobacco PLC	11,428	334,379
Burberry Group PLC	41,355	746,418
CNH Industrial NV	44,741	544,945
Compass Group PLC	107,525	2,941,238
†Direct Line Insurance Group PLC	79,916	185,343
Experian PLC	9,590	391,409
LVIP BlackRock Global Allocation Fund-9

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Genius Sports Ltd.	68,687	$424,486
GSK PLC	22,508	416,060
Kingfisher PLC	60,016	186,123
Legal & General Group PLC	47,756	152,850
London Stock Exchange Group PLC	14,266	1,686,399
NatWest Group PLC	145,112	405,818
Pearson PLC	49,256	605,365
RELX PLC	121,507	4,816,734
Rightmove PLC	8,914	65,401
Shell PLC	392,861	12,924,229
Shell PLC ADR	73,202	4,816,692
Spirax-Sarco Engineering PLC	16,090	2,154,483
Tesco PLC	79,839	295,633
Unilever PLC	216,821	10,502,095
Willis Towers Watson PLC	3,202	772,322
		65,573,794
United States–37.12%
3M Co.	14,632	1,599,570
Abbott Laboratories	71,645	7,885,965
AbbVie, Inc.	7,570	1,173,123
†Adobe, Inc.	3,011	1,796,363
†Advanced Micro Devices, Inc.	54,209	7,990,949
AES Corp.	32,856	632,478
Air Products & Chemicals, Inc.	22,596	6,186,785
Albemarle Corp.	15,585	2,251,721
Allegion PLC	570	72,213
∞†Alphabet, Inc. Class C	194,375	27,393,269
Altria Group, Inc.	3,202	129,169
∞†Amazon.com, Inc.	207,780	31,570,093
†American Airlines Group, Inc.	13,724	188,568
American Express Co.	3,405	637,893
American Tower Corp.	32,303	6,973,572
American Water Works Co., Inc.	13,390	1,767,346
Amgen, Inc.	1,435	413,309
†ANSYS, Inc.	10,040	3,643,315
Aon PLC Class A	3,143	914,676
APA Corp.	3,813	136,810
∞Apple, Inc.	194,717	37,488,864
Applied Materials, Inc.	44,508	7,213,412
†Aptiv PLC	37,675	3,380,201
Archer-Daniels-Midland Co.	54,041	3,902,841
Assurant, Inc.	1,322	222,744
AT&T, Inc.	137,572	2,308,458
†Atlassian Corp. Class A	2,701	642,460
†Autodesk, Inc.	9,796	2,385,130
Ball Corp.	2,566	147,596
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Baxter International, Inc.	3,749	$144,936
†Berkshire Hathaway, Inc. Class B	2,862	1,020,761
†Block, Inc.	16,725	1,293,679
†Booking Holdings, Inc.	1,018	3,611,070
†Boston Scientific Corp.	187,745	10,853,538
Boyd Gaming Corp.	876	54,846
Broadcom, Inc.	1,331	1,485,729
Bunge Global SA	51,023	5,150,772
†Cadence Design Systems, Inc.	18,771	5,112,657
California Resources Corp.	8,984	491,245
Campbell Soup Co.	568	24,555
Capital One Financial Corp.	6,758	886,109
Cardinal Health, Inc.	1,470	148,176
=†πCaresyntax, Inc.	2,497	244,506
Caterpillar, Inc.	1,223	361,604
†Centene Corp.	22,841	1,695,031
CF Industries Holdings, Inc.	62,895	5,000,153
CH Robinson Worldwide, Inc.	5,246	453,202
Charles Schwab Corp.	12,138	835,094
†Charter Communications, Inc. Class A	9,793	3,806,343
Cheniere Energy, Inc.	5,215	890,253
Chesapeake Energy Corp.	1,696	130,490
Chevron Corp.	36,008	5,370,953
Chubb Ltd.	35,316	7,981,416
Cigna Group	750	224,588
Cisco Systems, Inc.	11,235	567,592
Citigroup, Inc.	25,153	1,293,870
Clorox Co.	3,767	537,137
CME Group, Inc.	2,324	489,434
Coca-Cola Co.	17,500	1,031,275
Colgate-Palmolive Co.	3,131	249,572
Comcast Corp. Class A	103,854	4,553,998
Comerica, Inc.	1,491	83,213
ConocoPhillips	71,515	8,300,746
Costco Wholesale Corp.	13,889	9,167,851
Coterra Energy, Inc.	11,612	296,338
†Crowdstrike Holdings, Inc. Class A	14,544	3,713,374
Crown Holdings, Inc.	2,073	190,903
=†πCrown PropTech Acquisitions	3,026	0
†Crown PropTech Acquisitions Class A	8,069	85,935
†Customers Bancorp, Inc.	585	33,708
†Datadog, Inc. Class A	39,112	4,747,415
Deere & Co.	370	147,952
Dell Technologies, Inc. Class C	9,207	704,336
Delta Air Lines, Inc.	76,109	3,061,865
LVIP BlackRock Global Allocation Fund-10

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Dexcom, Inc.	27,805	$3,450,322
Diamondback Energy, Inc.	1,182	183,305
DR Horton, Inc.	10,982	1,669,044
eBay, Inc.	15,800	689,196
Ecolab, Inc.	1,440	285,624
Edison International	12,879	920,720
†Edwards Lifesciences Corp.	43,629	3,326,711
Electronic Arts, Inc.	4,692	641,913
Element Solutions, Inc.	18,099	418,811
Eli Lilly & Co.	15,125	8,816,665
Enterprise Products Partners LP	19,691	518,858
EOG Resources, Inc.	12,565	1,519,737
=†πEpic Games, Inc.	3,175	1,946,751
Equinix, Inc.	1,205	970,495
Equity Residential	5,196	317,787
Estee Lauder Cos., Inc. Class A	2,094	306,248
Eversource Energy	14,239	878,831
Exxon Mobil Corp.	2,315	231,454
†F5, Inc.	22,735	4,069,110
†Fair Isaac Corp.	662	770,575
=†πFanatics Holdings, Inc.	37,931	2,797,791
=†πFarmers Business Network, Inc.	24,139	94,625
Fastenal Co.	8,848	573,085
First Citizens BancShares, Inc. Class A	138	195,818
†Floor & Decor Holdings, Inc. Class A	20,993	2,341,979
Ford Motor Co.	65,135	793,996
†Fortinet, Inc.	61,321	3,589,118
Fortive Corp.	106,487	7,840,638
Franklin Resources, Inc.	43,054	1,282,579
Freeport-McMoRan, Inc.	139,530	5,939,792
General Dynamics Corp.	5,430	1,410,008
General Motors Co.	56,265	2,021,039
Gilead Sciences, Inc.	18,165	1,471,547
Golden Entertainment, Inc.	1,537	61,372
Goldman Sachs Group, Inc.	1,325	511,145
=†πGrand Rounds, Inc.	1,035,048	1,055,749
†Green Plains, Inc.	14,476	365,085
Hartford Financial Services Group, Inc.	8,808	707,987
HCA Healthcare, Inc.	3,230	874,296
Healthpeak Properties, Inc.	44,831	887,654
Hewlett Packard Enterprise Co.	9,198	156,182
Hilton Worldwide Holdings, Inc.	16,356	2,978,264
Home Depot, Inc.	2,322	804,689
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Hormel Foods Corp.	1,215	$39,014
∞Humana, Inc.	28,186	12,903,833
†iHeartMedia, Inc. Class A	721	1,925
Illinois Tool Works, Inc.	1,069	280,014
†Incyte Corp.	4,002	251,286
†Informatica, Inc. Class A	31,184	885,314
Ingersoll Rand, Inc.	125,685	9,720,478
†Insulet Corp.	6,715	1,457,021
Intel Corp.	21,969	1,103,942
International Paper Co.	36,983	1,336,935
Intuit, Inc.	5,059	3,162,027
†Intuitive Surgical, Inc.	18,693	6,306,270
Invesco Ltd.	64,447	1,149,734
J M Smucker Co.	9,480	1,198,082
=†πJawbone, Inc.	32,637	0
Johnson & Johnson	40,593	6,362,547
Johnson Controls International PLC	4,025	232,001
JPMorgan Chase & Co.	93,311	15,872,201
Juniper Networks, Inc.	1,133	33,401
Kellanova	1,886	105,446
Kenvue, Inc.	141,013	3,036,010
†Keysight Technologies, Inc.	9,492	1,510,082
Kimberly-Clark Corp.	8,938	1,086,056
Kinder Morgan, Inc.	992	17,499
KLA Corp.	6,104	3,548,255
Lam Research Corp.	1,938	1,517,958
Las Vegas Sands Corp.	28,490	1,401,993
Leidos Holdings, Inc.	2,591	280,450
Lennar Corp. Class A	14,552	2,168,830
†Liberty Media Corp.-Liberty Live Class A	13,106	479,024
†Liberty Media Corp.-Liberty Live Class C	12,585	470,553
Linde PLC	2,464	1,011,989
†Lions Gate Entertainment Corp. Class A	38,616	420,914
LKQ Corp.	127,958	6,115,113
Lockheed Martin Corp.	16,625	7,535,115
=†πLookout, Inc.	24,449	56,966
LPL Financial Holdings, Inc.	26,396	6,008,258
†M/I Homes, Inc.	5,772	795,035
Marathon Oil Corp.	10,800	260,928
Marathon Petroleum Corp.	6,465	959,147
MarketAxess Holdings, Inc.	2,896	848,094
Marsh & McLennan Cos., Inc.	60,316	11,428,073
Marvell Technology, Inc.	13,132	791,991
Masco Corp.	24,141	1,616,964
†Masimo Corp.	8,220	963,466
LVIP BlackRock Global Allocation Fund-11

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Mastercard, Inc. Class A	39,048	$16,654,362
†Match Group, Inc.	4,513	164,725
McCormick & Co., Inc.	13,739	940,022
McDonald's Corp.	26,898	7,975,526
McKesson Corp.	1,063	492,148
Merck & Co., Inc.	104,850	11,430,747
†Meta Platforms, Inc. Class A	12,771	4,520,423
MetLife, Inc.	11,009	728,025
†Mettler-Toledo International, Inc.	1,390	1,686,014
†MGM Resorts International	62,529	2,793,796
Microchip Technology, Inc.	1,158	104,428
Micron Technology, Inc.	79,167	6,756,112
∞Microsoft Corp.	154,171	57,974,463
†Mirion Technologies, Inc.	27,263	279,446
Molson Coors Beverage Co. Class B	441	26,994
Moody's Corp.	473	184,735
Morgan Stanley	11,008	1,026,496
†Mr Cooper Group, Inc.	10,790	702,645
MSCI, Inc.	2,623	1,483,700
Nasdaq, Inc.	22,327	1,298,092
†Netflix, Inc.	2,994	1,457,719
NextEra Energy, Inc.	108,867	6,612,582
NIKE, Inc. Class B	14,742	1,600,539
Northrop Grumman Corp.	23,181	10,851,953
Nucor Corp.	4,470	777,959
NVIDIA Corp.	33,320	16,500,730
Omnicom Group, Inc.	1,877	162,379
†Opendoor Technologies, Inc.	55,264	247,583
†O'Reilly Automotive, Inc.	32	30,403
PACCAR, Inc.	8,673	846,918
Packaging Corp. of America	843	137,333
†Palo Alto Networks, Inc.	13,377	3,944,610
Paramount Global Class B	7,809	115,495
Park Hotels & Resorts, Inc.	10,746	164,414
Paycom Software, Inc.	5,647	1,167,348
†Peloton Interactive, Inc. Class A	63,612	387,397
PepsiCo, Inc.	11,201	1,902,378
Pfizer, Inc.	162,829	4,687,847
Phillips 66	3,824	509,127
Progressive Corp.	56,967	9,073,704
Prologis, Inc.	12,641	1,685,045
QUALCOMM, Inc.	4,383	633,913
†Regeneron Pharmaceuticals, Inc.	346	303,888
ResMed, Inc.	5,598	962,968
Rockwell Automation, Inc.	19,888	6,174,826
Rollins, Inc.	33,062	1,443,818
Roper Technologies, Inc.	142	77,414
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
†Royal Caribbean Cruises Ltd.	9,666	$1,251,650
†RXO, Inc.	5,821	135,396
S&P Global, Inc.	8,204	3,614,026
†Salesforce, Inc.	37,226	9,795,650
=†πSalt Pay Co. Ltd.	331	142,922
†Sarcos Technology & Robotics Corp.	2,338	1,686
Schlumberger NV	31,866	1,658,307
Sempra	152,734	11,413,812
Skyworks Solutions, Inc.	5,906	663,953
Snap-on, Inc.	262	75,676
=†πSnorkel AI, Inc.	4,461	38,811
Starbucks Corp.	38,845	3,729,508
Synchrony Financial	48,754	1,861,915
T Rowe Price Group, Inc.	6,342	682,970
Tapestry, Inc.	21,052	774,924
Teleflex, Inc.	1,249	311,426
†Tesla, Inc.	9,382	2,331,239
†Texas Capital Bancshares, Inc.	2,003	129,454
Thermo Fisher Scientific, Inc.	19,547	10,375,352
TJX Cos., Inc.	85,820	8,050,774
TransDigm Group, Inc.	1,675	1,694,430
†Transocean Ltd.	128,101	813,441
Travelers Cos., Inc.	4,084	777,961
†Uber Technologies, Inc.	12,874	792,652
†United Airlines Holdings, Inc.	72,864	3,006,369
United Parcel Service, Inc. Class B	29,796	4,684,825
UnitedHealth Group, Inc.	26,095	13,738,235
Universal Health Services, Inc. Class B	2,752	419,515
Valero Energy Corp.	43,947	5,713,110
Veralto Corp.	49,886	4,103,622
†VeriSign, Inc.	11,105	2,287,186
Verisk Analytics, Inc.	10,542	2,518,062
Verizon Communications, Inc.	49,617	1,870,561
†Vertex Pharmaceuticals, Inc.	1,479	601,790
Viatris, Inc.	27,781	300,868
VICI Properties, Inc.	22,651	722,114
Visa, Inc. Class A	19,030	4,954,461
Vulcan Materials Co.	20,837	4,730,207
Walmart, Inc.	64,810	10,217,297
Walt Disney Co.	94,030	8,489,969
WEC Energy Group, Inc.	5,585	470,089
Wells Fargo & Co.	135,481	6,668,375
Williams Cos., Inc.	3,406	118,631
†Workday, Inc. Class A	206	56,868
Wynn Resorts Ltd.	2,811	256,110
Xcel Energy, Inc.	5,684	351,896
LVIP BlackRock Global Allocation Fund-12

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Yum! Brands, Inc.	376	$49,128
Zoetis, Inc.	13,047	2,575,086
†Zscaler, Inc.	11,024	2,442,477
		777,141,917
Uruguay–0.02%
†MercadoLibre, Inc.	223	350,453
		350,453
Total Common Stock (Cost $1,027,852,804)		1,252,076,872
ΔCONVERTIBLE PREFERRED STOCKS–0.49%
Germany–0.10%
†Dr Ing hc F Porsche AG	22,769	2,008,354
		2,008,354
United States–0.39%
=†πDatabricks, Inc. Series F	60,501	4,674,307
=†πDatabricks, Inc. Series G	16,533	1,277,340
=†πGM Cruise Holdings LLC Class G	27,806	162,387
=†πLookout, Inc. Series F	285,629	1,276,762
†ΩWells Fargo & Co. Series L Class A	617	737,697
		8,128,493
Total Convertible Preferred Stocks (Cost $10,210,939)		10,136,847
ΔPREFERRED STOCKS–0.95%
Brazil–0.04%
Cia Energetica de Minas Gerais 11.24%	206,307	489,281
Gerdau SA 13.67%	62,896	304,353
		793,634
Germany–0.03%
FUCHS SE 2.66%	1,092	48,582
Porsche Automobil Holding SE 5.54%	2,783	142,309
Volkswagen AG 7.84%	4,871	601,187
		792,078
United States–0.88%
=†π10x Future Technologies Ltd.	46,779	595,964
=†πBreeze Aviation Group, Inc. Series B	1,998	427,592
=†πBytedance Ltd. Series E	23,481	3,832,020
•Citigroup Capital XIII 12.02% (TSFR03M + 6.63%) 10/30/40	51,122	1,459,022
=†πDream Finders Homes, Inc.	2,409	2,285,539
=†πExo Imaging, Inc. Series C	103,568	273,420
=†πJumpcloud, Inc. Series E-1	491,634	1,273,332
=†πJumpcloud, Inc. Series F	32,336	83,750
	Number of Shares	Value (U.S. $)
ΔPREFERRED STOCKS (continued)
United States (continued)
=†πLesson Nine GmbH Series B	53,911	$327,779
=†πLoadsmart, Inc. Series C	96,249	938,428
=†πLoadsmart, Inc. Series D	8,526	98,731
=†πMntn Digital Series D	20,836	263,575
=†πMythic AL, Inc. Series C	685	0
=†πNeon Pagamentos SA	3,076	1,776,944
=†πNoodle Partners, Inc. Series C	69,413	321,382
=†πPsiQuantum Corp. Series D	14,776	419,934
=†πRelativity Space, Inc. Series E	29,214	584,864
=†πSambaNova Systems, Inc. Series C	16,831	1,075,164
=†πSambaNova Systems, Inc. Series D	5,355	342,077
=†πSnorkel AI, Inc. Series C	15,980	139,026
=†πUrsa Major Technologies, Inc.	102,993	328,548
=†πVerge Genomics, Inc. Series B	108,057	699,129
=†πZero Mass Water, Inc. Series C-1	43,479	836,101
		18,382,321
Total Preferred Stocks (Cost $24,516,382)		19,968,033
ΔWARRANTS–0.00%
Brazil–0.00%
†Lavoro Ltd. exp 12/27/27 exercise price USD 11.5000	6,063	4,300
		4,300
Israel–0.00%
†Innovid Corp. exp 11/30/26 exercise price USD 11.5000	4,887	147
		147
Republic of Korea–0.00%
†Cano Health, Inc. exp 6/03/26 exercise price USD 11.5000	29,130	20
		20
United States–0.00%
»=†Crown PropTech Acquisitions exp 12/31/27 exercise price USD 11.5000	12,103	0
»†EVgo, Inc. exp 9/15/25 exercise price USD 11.5000	16,129	4,855
†Hippo Holdings, Inc. exp 8/02/26 exercise price USD 287.5000	12,653	253
»=†Latch, Inc. exp 6/04/26 exercise price USD 11.5000	20,232	0
LVIP BlackRock Global Allocation Fund-13

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
ΔWARRANTS (continued)
United States (continued)
†Lightning eMotors, Inc. exp 5/18/25 exercise price USD 11.5000	22,028	$24
»†Offerpad Solutions, Inc. exp 9/01/26 exercise price USD 11.5000	22,210	422
»†Sarcos Technology & Robotics Corp. exp 9/24/26 exercise price USD 11.5000	44,727	242
		5,796
Total Warrants (Cost $236,269)		10,263

	Principal Amount°
ΔCONVERTIBLE BONDS–0.16%
Austria–0.04%
ams-OSRAM AG 2.13%, excercise price $2.1250 11/3/27	1,000,000	867,981
		867,981
India–0.00%
‡REI Agro Ltd. 5.50%, excercise price $5.5000 11/13/14	599,000	2,995
		2,995
United States–0.12%
^DISH Network Corp. 0.00%, excercise price $0.0100 12/15/25	467,000	289,540
‡Lightning eMotors, Inc. 7.50%, excercise price $7.5000 5/15/24	253,000	12,650
PG&E Corp. 4.25%, excercise price $4.2500 12/1/27	349,000	365,752
Stem, Inc. 0.50%, excercise price $0.5000 12/1/28	73,000	37,077
Uber Technologies, Inc. 0.88%, excercise price $0.8750 12/1/28	1,686,000	1,833,525
		2,538,544
Total Convertible Bonds (Cost $3,502,255)		3,409,520
ΔAGENCY COLLATERALIZED MORTGAGE OBLIGATION–0.01%
United States–0.01%
•Freddie Mac STACR REMIC Trust 2022-DNA1 8.74% (SOFR30A + 3.40%) 1/25/42	138,145	138,331
Total Agency Collateralized Mortgage Obligations (Cost $120,054)		138,331
		Principal Amount°	Value (U.S. $)
ΔAGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.02%
United States–0.02%
•Fannie Mae-Aces Series 2018-M13 A2 3.74% 9/25/30		64,254	$62,292
*♦•Freddie Mac Multifamily Structured Pass Through Certificates
X1 0.80% 5/25/29		6,337,798	203,418
X1 1.04% 10/25/30		1,715,543	91,961
XFX 1.36% 12/25/29		940,146	52,003
X1 1.42% 7/25/30		277,176	19,647
X1 1.58% 4/25/30		544,417	41,724
X1 1.70% 4/25/30		278,386	22,492
Total Agency Commercial Mortgage-Backed Securities (Cost $530,372)			493,537
ΔAGENCY MORTGAGE-BACKED SECURITY–1.50%
United States–1.50%
Fannie Mae S.F. 30 yr TBA 3.50% 1/1/54		34,155,420	31,332,261
Total Agency Mortgage-Backed Security (Cost $30,406,934)			31,332,261
ΔCORPORATE BONDS–7.64%
Australia–0.21%
Mineral Resources Ltd. 9.25% 10/1/28		254,000	270,198
=@Quintis Australia Pty. Ltd. (PIK Rate 12.00%, Cash Rate 12.00%) 12.00% 10/1/28		6,149,065	0
=@Quintis Australia Pty. Ltd. (PIK Rate 7.50%, Cash Rate 8.00%) 7.50% 10/1/26		6,870,789	4,209,045
			4,479,243
Austria–0.04%
ams-OSRAM AG 10.50% 3/30/29	EUR	699,000	837,059
			837,059
Belgium–0.01%
Anheuser-Busch InBev SA 4.00% 9/24/25	GBP	100,000	126,510
μKBC Group NV 1.25% 9/21/27	GBP	100,000	115,893
			242,403
Brazil–0.02%
Braskem Netherlands Finance BV 7.25% 2/13/33		200,000	168,417
Suzano Austria GmbH 3.13% 1/15/32		200,000	165,958
			334,375
Canada–0.05%
Bausch & Lomb Escrow Corp. 8.38% 10/1/28		92,000	97,055
First Quantum Minerals Ltd. 6.88% 10/15/27		490,000	416,424
LVIP BlackRock Global Allocation Fund-14

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Canada (continued)
Garda World Security Corp.
7.75% 2/15/28		89,000	$92,080
9.50% 11/1/27		160,000	161,304
Rogers Communications, Inc. 3.80% 3/15/32		229,000	210,731
Toronto-Dominion Bank 2.88% 4/5/27	GBP	100,000	120,847
			1,098,441
Cayman Islands–0.03%
Seagate HDD Cayman 9.63% 12/1/32		560,000	640,360
			640,360
Chile–0.01%
Kenbourne Invest SA 6.88% 11/26/24		200,000	138,380
			138,380
China–0.00%
Fantasia Holdings Group Co. Ltd.
10.88% 1/9/23		233,000	4,660
‡ 11.75% 4/17/22		204,000	2,366
			7,026
Colombia–0.05%
Ecopetrol SA
4.13% 1/16/25		252,000	246,230
8.88% 1/13/33		196,000	212,950
Millicom International Cellular SA 5.13% 1/15/28		180,000	167,643
Promigas SA ESP/Gases del Pacifico SAC 3.75% 10/16/29		200,000	177,847
SURA Asset Management SA 4.88% 4/17/24		239,000	237,361
			1,042,031
Costa Rica–0.01%
Liberty Costa Rica Senior Secured Finance 10.88% 1/15/31		200,000	204,651
			204,651
Dominican Republic–0.01%
Aeropuertos Dominicanos Siglo XXI SA 6.75% 3/30/29		200,000	199,900
			199,900
France–0.24%
Altice France SA
2.13% 2/15/25	EUR	200,000	212,421
2.50% 1/15/25	EUR	100,000	106,084
BNP Paribas SA
1.88% 12/14/27	GBP	100,000	114,675
μ 2.13% 1/23/27	EUR	400,000	428,816
3.38% 1/23/26	GBP	100,000	123,552
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
France (continued)
Forvia SE 2.75% 2/15/27	EUR	1,372,000	$1,447,343
Iliad Holding SASU
5.13% 10/15/26	EUR	928,000	1,019,229
5.63% 10/15/28	EUR	1,289,000	1,426,492
Societe Generale SA 1.88% 10/3/24	GBP	100,000	124,133
			5,002,745
Germany–0.53%
Adler Pelzer Holding GmbH 9.50% 4/1/27	EUR	1,924,000	2,113,423
•APCOA Parking Holdings GmbH 8.97% (EURIBOR03M + 5.00%) 1/15/27	EUR	926,000	1,020,377
Douglas GmbH
6.00% 4/8/26	EUR	729,000	794,391
6.00% 4/8/26	EUR	744,000	810,737
@IHO Verwaltungs GmbH
3.88% 5/15/27	EUR	478,000	515,445
8.75% 5/15/28	EUR	477,216	572,883
@Kirk Beauty SUN GmbH 8.25% 10/1/26	EUR	938,113	1,002,490
Mercedes-Benz International Finance BV 1.38% 6/26/26	EUR	402,000	425,981
TK Elevator Holdco GmbH 6.63% 7/15/28	EUR	858,600	872,088
TK Elevator Midco GmbH 4.38% 7/15/27	EUR	2,326,000	2,482,537
Volkswagen Financial Services AG 0.88% 1/31/28	EUR	444,000	443,309
			11,053,661
Hong Kong–0.02%
μAIA Group Ltd. 2.70% 4/7/26		238,000	216,229
HKT Capital No. 6 Ltd. 3.00% 1/18/32		201,000	172,680
			388,909
India–0.02%
Indian Railway Finance Corp. Ltd. 3.25% 2/13/30		207,000	186,776
Vedanta Resources Finance II PLC 8.95% 3/11/25		200,000	148,750
			335,526
Indonesia–0.02%
Freeport Indonesia PT 4.76% 4/14/27		246,000	241,695
Pertamina Persero PT 3.65% 7/30/29		256,000	241,314
			483,009
LVIP BlackRock Global Allocation Fund-15

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Ireland–0.01%
Dell Bank International DAC 0.50% 10/27/26	EUR	214,000	$218,572
			218,572
Israel–0.07%
Energian Israel Finance Ltd. 8.50% 9/30/33		106,557	101,629
Leviathan Bond Ltd. 6.75% 6/30/30		41,960	38,190
Teva Pharmaceutical Finance Netherlands II BV
7.38% 9/15/29	EUR	778,000	938,061
7.88% 9/15/31	EUR	406,000	507,075
			1,584,955
Italy–0.32%
Azzurra Aeroporti SpA 2.13% 5/30/24	EUR	1,842,000	2,010,905
Cerved Group SpA
6.00% 2/15/29	EUR	279,000	279,912
• 9.18% (EURIBOR03M + 5.25%) 2/15/29	EUR	890,000	949,405
•Forno d'Asolo SpA 9.43% (EURIBOR03M + 5.50%) 4/30/27	EUR	1,595,000	1,589,122
Marcolin SpA 6.13% 11/15/26	EUR	806,000	848,936
Shiba Bidco SpA 4.50% 10/31/28	EUR	1,022,000	1,055,251
			6,733,531
Japan–0.04%
Nissan Motor Co. Ltd. 2.65% 3/17/26	EUR	244,000	262,818
Rakuten Group, Inc. 10.25% 11/30/24		205,000	209,100
Takeda Pharmaceutical Co. Ltd. 2.25% 11/21/26	EUR	392,000	422,582
			894,500
Kuwait–0.02%
MEGlobal BV
2.63% 4/28/28		200,000	179,730
4.25% 11/3/26		200,000	193,002
			372,732
Luxembourg–0.26%
Becton Dickinson Euro Finance Sarl 3.55% 9/13/29	EUR	664,000	747,976
EIG Pearl Holdings Sarl 3.55% 8/31/36		206,000	179,220
Herens Midco Sarl 5.25% 5/15/29	EUR	1,189,000	787,521
INEOS Finance PLC
3.38% 3/31/26	EUR	537,000	580,143
6.63% 5/15/28	EUR	435,000	491,624
6.75% 5/15/28		266,000	261,186
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Luxembourg (continued)
Matterhorn Telecom SA 3.13% 9/15/26	EUR	1,432,000	$1,527,493
Sani/Ikos Financial Holdings 1 Sarl 5.63% 12/15/26	EUR	787,000	818,418
			5,393,581
Mexico–0.06%
μBanco Mercantil del Norte SA 5.88% 1/24/27		200,000	183,778
Braskem Idesa SAPI 6.99% 2/20/32		200,000	117,105
Petroleos Mexicanos
4.25% 1/15/25		105,000	102,592
5.95% 1/28/31		276,000	220,386
6.50% 3/13/27		76,000	70,842
6.70% 2/16/32		159,000	131,935
8.75% 6/2/29		247,000	240,131
Trust Fibra Uno 4.87% 1/15/30		200,000	180,722
			1,247,491
Netherlands–0.18%
μBraskem Netherlands Finance BV 8.50% 1/23/81		200,000	172,000
μCooperatieve Rabobank UA 1.88% 7/12/28	GBP	100,000	116,011
Embraer Netherlands Finance BV 7.00% 7/28/30		200,000	209,799
GTCR W-2 Merger Sub LLC/GTCR W Dutch Finance Sub BV 8.50% 1/15/31	GBP	149,000	205,117
ING Groep NV 3.00% 2/18/26	GBP	100,000	122,851
Minejesa Capital BV 4.63% 8/10/30		204,000	193,545
NXP BV/NXP Funding LLC/NXP USA, Inc.
3.40% 5/1/30		229,000	210,438
4.40% 6/1/27		524,000	517,239
5.00% 1/15/33		419,000	419,648
Sigma Holdco BV 5.75% 5/15/26	EUR	860,000	847,893
Teva Pharmaceutical Finance Netherlands II BV
1.88% 3/31/27	EUR	235,000	235,431
3.75% 5/9/27	EUR	465,000	494,087
			3,744,059
Oman–0.01%
EDO Sukuk Ltd. 5.88% 9/21/33		250,000	257,500
			257,500
Panama–0.01%
Aeropuerto Internacional de Tocumen SA 5.13% 8/11/61		200,000	151,640
			151,640
LVIP BlackRock Global Allocation Fund-16

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
Republic of Korea–0.02%
μHanwha Life Insurance Co. Ltd. 3.38% 2/4/32		200,000	$184,379
SK Hynix, Inc. 2.38% 1/19/31		200,000	162,124
			346,503
Singapore–0.02%
BOC Aviation Ltd. 3.50% 9/18/27		222,000	210,928
Puma International Financing SA 5.00% 1/24/26		204,000	194,004
			404,932
South Africa–0.01%
Sasol Financing USA LLC 6.50% 9/27/28		200,000	190,512
			190,512
Spain–0.02%
μBanco Santander SA 3.13% 10/6/26	GBP	200,000	244,803
Telefonica Emisiones SA 5.38% 2/2/26	GBP	133,000	171,375
			416,178
Sweden–0.12%
μSwedbank AB 1.38% 12/8/27	GBP	100,000	115,050
Verisure Holding AB
3.25% 2/15/27	EUR	424,000	448,430
3.88% 7/15/26	EUR	236,000	255,348
7.13% 2/1/28	EUR	234,000	271,210
9.25% 10/15/27	EUR	459,000	543,587
Verisure Midholding AB 5.25% 2/15/29	EUR	908,000	954,773
			2,588,398
Switzerland–0.10%
Credit Suisse AG
2.95% 4/9/25		440,000	426,411
5.00% 7/9/27		436,000	436,092
7.95% 1/9/25		401,000	409,831
μUBS Group AG 0.65% 1/14/28	EUR	840,000	847,104
			2,119,438
Tanzania (United Republic Of)–0.01%
AngloGold Ashanti Holdings PLC 3.75% 10/1/30		208,000	180,838
			180,838
United Arab Emirates–0.07%
μDP World Salaam 6.00% 10/1/25		200,000	199,196
Shelf Drilling Holdings Ltd. 9.63% 4/15/29		1,294,000	1,266,261
			1,465,457
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United Kingdom–1.28%
Barclays PLC 3.25% 2/12/27	GBP	100,000	$120,375
BCP V Modular Services Finance II PLC
4.75% 11/30/28	EUR	950,000	968,777
6.13% 11/30/28	GBP	1,278,000	1,453,885
BCP V Modular Services Finance PLC 6.75% 11/30/29	EUR	1,704,000	1,542,226
Bellis Acquisition Co. PLC 3.25% 2/16/26	GBP	2,833,000	3,343,546
Bellis Finco PLC 4.00% 2/16/27	GBP	952,000	1,050,421
BG Energy Capital PLC 5.13% 12/1/25	GBP	133,000	171,539
Boparan Finance PLC 7.63% 11/30/25	GBP	1,266,000	1,428,131
BP Capital Markets PLC 2.52% 4/7/28	EUR	503,000	544,702
Connect Finco Sarl/Connect U.S. Finco LLC 6.75% 10/1/26		1,217,000	1,209,710
Deuce Finco Plc 5.50% 6/15/27	GBP	1,422,000	1,686,218
Deuce Finco PLC 5.50% 6/15/27	GBP	1,423,000	1,687,403
eG Global Finance PLC
11.00% 11/30/28	EUR	738,000	865,635
12.00% 11/30/28		737,000	784,927
μHSBC Holdings PLC 3.02% 6/15/27	EUR	389,000	424,003
Informa PLC 3.13% 7/5/26	GBP	100,000	121,951
Kane Bidco Ltd.
5.00% 2/15/27	EUR	470,000	495,638
6.50% 2/15/27	GBP	808,000	954,218
Lloyds Banking Group PLC 2.25% 10/16/24	GBP	100,000	124,152
Market Bidco Finco PLC 5.50% 11/4/27	GBP	954,000	1,070,094
Marks & Spencer PLC 3.75% 5/19/26	GBP	827,000	1,021,015
National Grid PLC 0.16% 1/20/28	EUR	564,000	551,306
μNatWest Group PLC 3.13% 3/28/27	GBP	100,000	121,087
Punch Finance PLC 6.13% 6/30/26	GBP	941,000	1,113,985
Virgin Media Secured Finance PLC
4.25% 1/15/30	GBP	575,000	638,720
5.00% 4/15/27	GBP	1,372,000	1,700,098
Virgin Media Vendor Financing Notes III DAC 4.88% 7/15/28	GBP	995,000	1,165,369
Vmed O2 U.K. Financing I PLC 4.50% 7/15/31	GBP	477,000	524,339
			26,883,470
LVIP BlackRock Global Allocation Fund-17

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States–3.73%
AbbVie, Inc. 1.38% 5/17/24	EUR	389,000	$425,245
Affinity Interactive 6.88% 12/15/27		168,000	149,727
Allegiant Travel Co. 7.25% 8/15/27		252,000	246,567
Alteryx, Inc. 8.75% 3/15/28		178,000	189,458
American Tower Corp.
0.45% 1/15/27	EUR	983,000	992,335
5.25% 7/15/28		941,000	955,755
Amgen, Inc.
2.00% 1/15/32		229,000	187,771
2.30% 2/25/31		226,000	193,321
3.35% 2/22/32		692,000	632,348
5.15% 3/2/28		1,401,000	1,434,275
5.50% 12/7/26	GBP	100,000	131,225
Amkor Technology, Inc. 6.63% 9/15/27		190,000	192,374
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
2.00% 9/1/28	EUR	1,615,000	1,578,633
3.00% 9/1/29	EUR	477,000	423,163
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. 5.25% 8/15/27		200,000	155,373
AT&T, Inc.
2.90% 12/4/26	GBP	152,000	184,528
5.50% 3/15/27	GBP	50,000	65,287
μBank of America Corp.
1.90% 7/23/31		110,000	89,987
1.92% 10/24/31		326,000	264,663
1.95% 10/27/26	EUR	399,000	427,436
2.50% 2/13/31		513,000	440,522
2.59% 4/29/31		359,000	309,383
Becton Dickinson & Co.
0.03% 8/13/25	EUR	311,000	325,105
3.70% 6/6/27		523,000	506,811
Big River Steel LLC/BRS Finance Corp. 6.63% 1/31/29		393,000	400,695
Broadcom Corp./Broadcom Cayman Finance Ltd. 3.88% 1/15/27		321,000	313,266
Broadcom, Inc.
1.95% 2/15/28		596,000	534,634
2.45% 2/15/31		246,000	210,346
4.15% 11/15/30		226,000	215,871
Calumet Specialty Products Partners LP/Calumet Finance Corp. 9.75% 7/15/28		756,000	750,943
Carrols Restaurant Group, Inc. 5.88% 7/1/29		230,000	203,125
Churchill Downs, Inc. 5.75% 4/1/30		232,000	226,198
Citigroup, Inc.
μ 1.25% 7/6/26	EUR	399,000	423,914
1.75% 10/23/26	GBP	100,000	117,913
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Citigroup, Inc. (continued)
μ 2.56% 5/1/32		302,000	$251,967
μ 2.57% 6/3/31		457,000	390,377
μ 2.67% 1/29/31		419,000	363,449
μ 3.98% 3/20/30		113,000	107,228
μ 4.15% 11/15/26		94,000	80,674
μCitizens Bank NA 6.06% 10/24/25		250,000	243,892
Civitas Resources, Inc.
5.00% 10/15/26		430,000	417,015
8.38% 7/1/28		963,000	1,005,319
Cloud Software Group, Inc.
6.50% 3/31/29		475,000	452,409
9.00% 9/30/29		113,000	107,401
Clydesdale Acquisition Holdings, Inc. 8.75% 4/15/30		285,000	265,725
Comcast Corp. 0.25% 9/14/29	EUR	234,000	223,188
CommScope Technologies LLC 6.00% 6/15/25		321,000	261,615
Concentrix Corp. 6.65% 8/2/26		365,000	374,127
Coty, Inc.
3.88% 4/15/26	EUR	1,152,000	1,266,798
5.75% 9/15/28	EUR	152,000	176,358
Coty, Inc./HFC Prestige Products, Inc./HFC Prestige International U.S. LLC 6.63% 7/15/30		88,000	90,403
Crown Castle, Inc. 2.90% 3/15/27		378,000	353,487
CSC Holdings LLC
5.25% 6/1/24		1,270,000	1,243,211
5.50% 4/15/27		400,000	369,719
Dell International LLC/EMC Corp.
4.00% 7/15/24		309,000	306,282
5.25% 2/1/28		408,000	418,146
DISH DBS Corp. 5.88% 11/15/24		243,000	227,876
Duke Energy Corp. 3.10% 6/15/28	EUR	393,000	427,388
μEdison International 7.88% 6/15/54		175,000	176,313
Elevance Health, Inc. 3.65% 12/1/27		1,163,000	1,128,091
EQM Midstream Partners LP
7.50% 6/1/27		90,000	92,736
7.50% 6/1/30		95,000	102,127
Equinix, Inc. 1.55% 3/15/28		480,000	421,055
EquipmentShare.com, Inc. 9.00% 5/15/28		1,661,000	1,708,920
Fidelity National Information Services, Inc. 1.50% 5/21/27	EUR	415,000	433,307
First Horizon Bank 5.75% 5/1/30		550,000	518,553
LVIP BlackRock Global Allocation Fund-18

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Frontier Communications Holdings LLC
5.88% 10/15/27		566,000	$546,813
8.63% 3/15/31		835,000	851,368
8.75% 5/15/30		976,000	1,004,020
Frontier Florida LLC 6.86% 2/1/28		939,000	908,372
Frontier North, Inc. 6.73% 2/15/28		444,000	421,800
Full House Resorts, Inc. 8.25% 2/15/28		36,000	33,840
GCI LLC 4.75% 10/15/28		146,000	133,953
General Mills, Inc.
0.13% 11/15/25	EUR	659,000	686,725
0.45% 1/15/26	EUR	520,000	541,431
Global Payments, Inc. 4.88% 3/17/31	EUR	193,000	223,367
Goldman Sachs Group, Inc.
0.25% 1/26/28	EUR	455,000	444,740
7.25% 4/10/28	GBP	50,000	69,696
GoTo Group, Inc. 5.50% 9/1/27		506,000	244,748
GrafTech Global Enterprises, Inc. 9.88% 12/15/28		95,000	73,269
HCA, Inc.
3.50% 9/1/30		587,000	532,131
5.63% 9/1/28		563,000	576,156
=Homes By West Bay LLC 9.50% 4/30/27		1,433,000	1,354,185
International Business Machines Corp. 3.38% 2/6/27	EUR	382,000	426,543
μJPMorgan Chase & Co.
0.99% 4/28/26	GBP	100,000	120,312
1.09% 3/11/27	EUR	415,000	435,213
3.65% 6/1/26		94,000	86,023
6.09% 10/23/29		362,000	380,611
Level 3 Financing, Inc. 4.63% 9/15/27		618,000	370,800
=§Level 3 New Money TSA 11.00% 11/15/29		1,548,888	1,548,888
LGI Homes, Inc. 8.75% 12/15/28		817,000	869,084
Lions Gate Capital Holdings LLC 5.50% 4/15/29		1,773,000	1,326,381
Lowe's Cos., Inc. 2.63% 4/1/31		229,000	200,384
Mauser Packaging Solutions Holding Co. 7.88% 8/15/26		1,919,000	1,952,930
μMorgan Stanley
1.34% 10/23/26	EUR	506,000	535,859
2.24% 7/21/32		122,000	99,581
2.70% 1/22/31		46,000	40,212
3.77% 1/24/29		587,000	559,811
Nasdaq, Inc. 4.50% 2/15/32	EUR	281,000	331,821
Nationstar Mortgage Holdings, Inc.
5.13% 12/15/30		410,000	370,694
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Nationstar Mortgage Holdings, Inc. (continued)
5.50% 8/15/28		473,000	$454,827
6.00% 1/15/27		59,000	58,558
NCR Atleos Corp. 9.50% 4/1/29		470,000	499,373
Netflix, Inc.
3.63% 5/15/27	EUR	753,000	840,701
4.88% 4/15/28		417,000	422,576
New Home Co., Inc. 8.25% 10/15/27		225,000	209,813
Nexstar Media, Inc. 4.75% 11/1/28		189,000	174,160
Northern States Power Co. 4.50% 6/1/52		500,000	459,578
Olympus Water U.S. Holding Corp.
7.13% 10/1/27		280,000	280,314
9.75% 11/15/28		1,591,000	1,688,676
Oncor Electric Delivery Co. LLC 4.10% 11/15/48		293,000	251,561
ONEOK Partners LP 4.90% 3/15/25		1,007,000	1,001,137
Oracle Corp.
2.30% 3/25/28		576,000	524,831
2.88% 3/25/31		815,000	721,970
2.95% 4/1/30		360,000	324,917
Pacific Gas & Electric Co. 3.30% 12/1/27		456,000	425,593
μParamount Global 6.38% 3/30/62		585,000	526,500
PennyMac Financial Services, Inc. 7.88% 12/15/29		303,000	311,898
Permian Resources Operating LLC
7.00% 1/15/32		207,000	213,556
8.00% 4/15/27		500,000	518,288
Pfizer Investment Enterprises Pte. Ltd. 4.75% 5/19/33		264,000	264,593
Pitney Bowes, Inc. 6.88% 3/15/27		1,443,000	1,347,683
Playtika Holding Corp. 4.25% 3/15/29		209,000	182,363
PPG Industries, Inc. 1.88% 6/1/25	EUR	384,000	414,110
Procter & Gamble Co. 4.88% 5/11/27	EUR	268,000	314,778
Rain Carbon, Inc. 12.25% 9/1/29		60,000	58,650
Rand Parent LLC 8.50% 2/15/30		851,000	813,833
RingCentral, Inc. 8.50% 8/15/30		850,000	869,125
Sabre Global, Inc.
8.63% 6/1/27		745,000	677,964
9.25% 4/15/25		119,000	114,240
11.25% 12/15/27		608,000	597,378
LVIP BlackRock Global Allocation Fund-19

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Seagate HDD Cayman
8.25% 12/15/29		601,000	$648,195
8.50% 7/15/31		362,000	392,880
Service Properties Trust
4.50% 3/15/25		235,000	229,419
7.50% 9/15/25		378,000	382,201
8.63% 11/15/31		634,000	664,073
Sitio Royalties Operating Partnership LP/Sitio Finance Corp. 7.88% 11/1/28		294,000	304,649
=π^Sonder Secured Notes 0.00% 1/19/27		1,292,045	1,125,759
Southern California Edison Co. 5.30% 3/1/28		507,000	520,352
Spirit AeroSystems, Inc.
9.38% 11/30/29		488,000	534,006
9.75% 11/15/30		1,276,000	1,371,667
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 9/20/29		151,563	150,249
Tapestry, Inc. 7.35% 11/27/28		390,000	409,108
Tenneco, Inc. 8.00% 11/17/28		596,000	508,835
μTexas Capital Bancshares, Inc. 4.00% 5/6/31		174,000	150,939
•Texas Capital Bank NA 10.09% (LIBOR03M + 4.50%) 9/30/24		597,818	593,814
Thermo Fisher Scientific, Inc. 1.38% 9/12/28	EUR	418,000	431,035
T-Mobile USA, Inc.
2.70% 3/15/32		530,000	451,667
3.50% 4/15/31		342,000	312,653
4.95% 3/15/28		362,000	366,861
Transocean Titan Financing Ltd. 8.38% 2/1/28		158,000	163,923
Transocean, Inc. 8.75% 2/15/30		160,550	167,736
Uniti Group LP/Uniti Group Finance, Inc./CSL Capital LLC 10.50% 2/15/28		563,000	570,772
Univision Communications, Inc. 8.00% 8/15/28		375,000	386,857
•USB Capital IX 6.68% (TSFR03M + 1.28%) 1/29/24		411,000	326,231
Verizon Communications, Inc.
1.13% 11/3/28	GBP	100,000	110,211
4.25% 10/31/30	EUR	363,000	424,629
Viasat, Inc. 5.63% 4/15/27		572,000	553,410
Vistra Operations Co. LLC
5.63% 2/15/27		1,041,000	1,026,836
7.75% 10/15/31		450,000	467,365
Wells Fargo & Co.
1.38% 10/26/26	EUR	415,000	432,451
1.50% 5/24/27	EUR	634,000	656,747
		Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Wells Fargo & Co. (continued)
μ 4.81% 7/25/28		835,000	$828,881
Xerox Holdings Corp. 5.00% 8/15/25		770,000	754,201
			78,187,270
Zambia–0.01%
First Quantum Minerals Ltd. 7.50% 4/1/25		200,000	190,699
			190,699
Total Corporate Bonds (Cost $165,028,974)			160,059,975
ΔLOAN AGREEMENTS–1.88%
Canada–0.01%
•Kronos Acquisition Holdings, Inc. 11.54% (SOFRTE03M + 6.00%) 12/22/26		188,134	188,252
			188,252
France–0.16%
•Babilou Group 7.95% (EURIBOR03M + 4.00%) 11/17/27	EUR	3,065,234	3,376,353
			3,376,353
Germany–0.09%
•Mosel Bidco SE 8.68% (EURIBOR03M + 4.75%) 9/16/30	EUR	1,614,600	1,782,117
			1,782,117
Jersey–0.05%
=π•Vita Global FinCo Ltd.
10.95% (EURIBOR06M + 7.00%) 7/6/27	EUR	605,773	631,160
12.19% (SONIA + 7.00%) 9/23/27	GBP	370,881	447,358
			1,078,518
Netherlands–0.30%
•Upfield BV 10.70% (SONIA + 4.00%) 2/12/26	GBP	1,543,000	1,864,886
•Ziggo BV 6.93% (EURIBOR06M + 3.00%) 1/31/29	EUR	4,186,717	4,491,958
			6,356,844
United Kingdom–0.15%
+Market Bidco Ltd. 0.00% 11/4/27	EUR	711,000	743,827
=π•Mercia A-1 7.59% (SONIA + 2.40%) 4/9/25	GBP	455,979	577,004
=π•Mercia A-2 7.59% (SONIA + 2.40%) 4/9/25	GBP	1,390,332	1,759,347
LVIP BlackRock Global Allocation Fund-20

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔLOAN AGREEMENTS (continued)
United Kingdom (continued)
=π•Mercia B-1 7.60% (SONIA + 2.40%) 4/9/25	GBP	80,087	$101,343
			3,181,521
United States–1.12%
•Aimbridge Acquisition Co., Inc. 10.22% (SOFR CME01M + 4.75%) 2/2/26		1,041,315	964,518
•Altar Bidco, Inc. 10.81% (SOFR CME03M + 5.60%) 2/1/30		1,160,505	1,137,295
•American Auto Auction Group LLC 10.50% (SOFRTE03M + 5.00%) 12/30/27		171,685	168,394
•Avaya, Inc. 14.83% (SOFR CME01M + 10.00%) 12/15/27		46,564	10,943
•City Brewing Co. LLC 9.16% (SOFR CME01M + 3.50%) 4/5/28		260,496	204,273
=π•CML Trigrams 7.73% (SOFR CME01M + 2.25%) 9/15/24		1,916,074	1,911,344
=π•Cypher Bidco 8.60% (EURIBOR06M + 4.50%) 3/1/28	EUR	1,485,170	1,549,378
•Davis-Standard LLC 11.21% (SOFR CME01M + 5.75%) 12/10/28		520,771	519,959
•Digital Room Holdings, Inc. 10.61% (SOFR CME01M + 5.25%) 12/21/28		356,355	324,283
•DirecTV Financing LLC 10.65% (SOFR CME03M + 5.00%) 8/2/27		504,078	503,514
•ECL Entertainment LLC 10.11% (SOFR CME03M + 4.75%) 8/31/30		1,076,302	1,077,110
•Emerald Technologies Acquisitionco, Inc. 11.79% (SOFRTE03M + 6.25%) 12/29/27		422,348	377,296
=π•Galaxy Universal LLC 11.28% (SOFR CME03M + 5.75%) 11/12/26		1,340,444	1,315,378
•GoTo Group, Inc. 10.28% (SOFR CME03M + 4.75%) 8/31/27		1,073,514	705,073
=π•Green Plains Operating Co. LLC 13.65% (SOFR CME03M + 8.00%) 7/20/26		950,567	914,920
•Hydrofarm Holdings LLC 11.15% (SOFR CME03M + 5.50%) 10/25/28		265,849	212,679
		Principal Amount°	Value (U.S. $)
ΔLOAN AGREEMENTS (continued)
United States (continued)
•J&J Ventures Gaming LLC 9.61% (SOFR CME03M + 4.00%) 4/26/28		404,297	$400,399
•Jack Ohio Finance LLC 10.22% (SOFR CME01M + 4.75%) 10/4/28		206,144	202,536
•Level 3 Financing, Inc. 7.22% (SOFR CME01M + 1.75%) 3/1/27		332,000	314,925
•Maverick Gaming LLC 13.15% (SOFR CME03M + 7.50%) 9/3/26		340,568	244,357
•Naked Juice LLC 11.45% (SOFRTE03M + 6.00%) 1/24/30		53,053	42,442
•Nielsen Consumer, Inc. 10.34% (EURIBOR01M + 6.50%) 3/6/28	EUR	2,204,416	2,412,272
=π•OpenDoor 10.00% 4/1/26		1,060,333	1,013,679
•Quartz Acquireco LLC 8.86% (SOFR CME01M + 3.50%) 6/28/30		450,870	451,997
•Redstone Holdco 2 LP
10.22% (SOFR CME01M + 4.75%) 4/27/28		675,114	507,287
13.22% (SOFR CME01M + 7.75%) 4/27/29		742,791	449,389
•Roper Industrial Products Investment Co. LLC 9.35% (SOFR CME03M + 4.00%) 11/22/29		1,060,003	1,061,593
•SCIH Salt Holdings, Inc. 9.36% (SOFR CME01M + 4.00%) 3/16/27		781,211	781,578
=π✠ •Sheraton Austin 8.95% (SOFR CME01M + 3.48%) 6/1/26		1,342,767	1,313,121
•Signal Parent, Inc. 8.96% (SOFR CME01M + 3.50%) 4/3/28		417,832	370,826
=π✠ •Starwood Property Trust, Inc. 8.01% (SOFR CME01M + 2.67%) 6/9/26		1,400,568	1,350,941
•Vaco Holdings LLC 10.43% (SOFR CME03M + 5.00%) 1/21/29		427,389	420,444
•Xerox Holdings Corp. 9.36% (SOFR CME01M + 4.00%) 11/17/29		272,000	271,660
			23,505,803
Total Loan Agreements (Cost $39,935,747)			39,469,408
LVIP BlackRock Global Allocation Fund-21

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY ASSET-BACKED SECURITIES–0.81%
Cayman Islands–0.09%
•Arbor Realty Commercial Real Estate Notes Ltd. 7.21% (TSFR01M + 1.85%) 5/15/37	898,000	$897,997
•Greystone CRE Notes Ltd. 6.50% (TSFR01M + 1.13%) 7/15/39	361,500	358,121
•MF1 Ltd. 6.57% (TSFR01M + 1.21%) 7/16/36	208,536	206,388
•RRX 1 Ltd. 7.03% (TSFR03M + 1.63%) 4/15/33	388,191	388,197
•Voya CLO Ltd. 6.72% (TSFR03M + 1.30%) 4/20/34	150,000	149,549
		2,000,252
United States–0.72%
•AccessLex Institute 5.94% (TSFR03M + 0.56%) 5/25/36	152,963	149,181
•FS Rialto Issuer LLC 7.94% (TSFR01M + 2.58%) 8/17/37	951,843	957,581
GoodLeap Sustainable Home Solutions Trust 2.10% 5/20/48	360,326	277,570
Mariner Finance Issuance Trust 2.19% 8/21/34	411,430	402,115
Navient Private Education Refi Loan Trust
B 2.61% 4/15/60	323,000	290,226
C 3.48% 4/15/60	811,000	717,618
D 4.00% 4/15/60	276,000	250,580
• A 6.51% (PRIME + 1.99%) 4/15/60	962,867	925,620
Nelnet Student Loan Trust
C 3.57% 4/20/62	690,108	563,500
D 4.93% 4/20/62	655,600	545,624
Oportun Issuance Trust 1.96% 5/8/31	100,000	92,541
Pagaya AI Debt Selection Trust 3.00% 1/25/29	333,327	324,472
Progress Residential Trust 3.44% 5/17/26	300,515	269,422
•Ready Capital Mortgage Financing LLC 7.91% (TSFR01M + 2.55%) 10/25/39	1,361,324	1,367,980
=Regional Management Issuance Trust 3.88% 10/17/33	1,711,000	1,512,182
•SLM Private Education Loan Trust 10.23% (TSFR01M + 4.86%) 10/15/41	440,495	463,254
SMB Private Education Loan Trust
B 2.30% 1/15/53	211,400	194,303
C 2.99% 1/15/53	1,126,842	957,786
C 3.00% 1/15/53	75,511	64,761
D2 3.86% 1/15/53	257,941	231,968
SoFi Personal Loan Trust
=• R1 1.00% 11/12/30	19,306	1,249,098
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY ASSET-BACKED SECURITIES (continued)
United States (continued)
SoFi Personal Loan Trust (continued)
= A 6.00% 11/12/30	3,200,000	$3,212,000
		15,019,382
Total Non-Agency Asset-Backed Securities (Cost $17,427,697)		17,019,634
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.49%
United States–0.49%
•Ajax Mortgage Loan Trust
A1 1.74% 12/25/60	1,352,723	1,151,053
A2 2.69% 12/25/60	208,229	152,256
B1 3.73% 12/25/60	137,618	90,756
•CSMC Lion 8.81% 2/15/27	802,080	738,128
•J.P. Morgan Mortgage Trust
A2A 2.50% 12/25/51	3,653,434	3,000,953
A3A 2.50% 2/25/52	1,613,827	1,406,108
A4A 2.50% 2/25/52	672,085	438,052
=πMCM Trust 3.00% 8/25/28	558,292	367,333
=MCM Trust CMO 3.00% 8/25/28	762,231	731,025
=^TVC DSCR 0.00% 2/1/51	1,891,504	1,727,652
=π^TVC DSCR 21-1 0.00% 2/1/51	472,941	410,557
Total Non-Agency Collateralized Mortgage Obligations (Cost $11,107,161)		10,213,873
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.00%
Bermuda–0.03%
•RIAL Issuer Ltd. 7.61% (TSFR01M + 2.25%) 1/19/37	570,000	565,747
		565,747
Cayman Islands–0.04%
•MF1 Trust 8.73% (TSFR01M + 3.37%) 12/15/34	852,297	790,480
		790,480
United States–1.93%
•1211 Avenue of the Americas Trust 4.14% 8/10/35	508,000	459,973
•Alen Mortgage Trust 8.58% (TSFR01M + 3.21%) 4/15/34	576,000	377,661
Arbor Multifamily Mortgage Securities Trust 1.75% 5/15/53	224,482	133,532
•BAMLL Commercial Mortgage Securities Trust 6.51% (TSFR01M + 1.15%) 9/15/34	270,894	269,539
BANK 3.54% 11/15/54	84,029	79,194
•Bayview Commercial Asset Trust
M1 5.98% (TSFR01M + 0.62%) 10/25/36	11,605	11,012
LVIP BlackRock Global Allocation Fund-22

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•Bayview Commercial Asset Trust (continued)
M6 6.17% (TSFR01M + 1.16%) 11/25/35	10,766	$10,318
•BBCMS Mortgage Trust 6.68% (TSFR01M + 1.32%) 3/15/37	188,000	152,723
•Beast Mortgage Trust
A 6.23% (TSFR01M + 0.86%) 4/15/36	216,000	211,818
B 6.58% (TSFR01M + 1.21%) 4/15/36	515,000	496,841
C 6.83% (TSFR01M + 1.46%) 4/15/36	637,000	606,047
D 7.08% (TSFR01M + 1.71%) 4/15/36	782,000	737,585
E 7.58% (TSFR01M + 2.21%) 4/15/36	511,000	483,173
F 8.38% (TSFR01M + 3.01%) 4/15/36	487,000	460,917
G 9.28% (TSFR01M + 3.91%) 4/15/36	550,000	525,112
H 10.38% (TSFR01M + 5.02%) 4/15/36	394,000	377,267
Benchmark Mortgage Trust
*• XA 1.27% 2/15/54	6,170,507	371,576
A5 2.58% 4/15/54	180,000	145,479
•BHMS Mortgage Trust
A 6.91% (TSFR01M + 1.55%) 7/15/35	697,744	691,339
C 7.56% (TSFR01M + 2.20%) 7/15/35	287,769	280,370
•BOCA Commercial Mortgage Trust 7.13% (TSFR01M + 1.77%) 5/15/39	259,856	257,906
BWAY Mortgage Trust 3.63% 3/10/33	487,544	435,379
BX Commercial Mortgage Trust
A 2.84% 3/9/44	100,708	86,311
• A 6.17% (TSFR01M + 0.80%) 10/15/38	254,909	249,969
• A 6.39% (TSFR01M + 1.02%) 2/15/33	1,388,665	1,360,084
• A 6.40% (TSFR01M + 1.03%) 10/15/36	113,773	113,488
• B 7.63% (TSFR01M + 2.26%) 2/15/33	814,304	797,766
• F 7.72% (TSFR01M + 2.36%) 10/15/38	1,267,541	1,208,897
• G 7.78% (TSFR01M + 2.41%) 10/15/36	948,438	934,211
• J 8.13% (TSFR01M + 2.76%) 10/15/36	1,195,065	1,173,282
• G 8.28% (TSFR01M + 2.91%) 6/15/38	917,759	873,572
• F 8.28% (TSFR01M + 2.92%) 5/15/38	658,327	623,755
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
BX Commercial Mortgage Trust (continued)
• G 8.73% (TSFR01M + 3.36%) 10/15/37	70,000	$67,737
• C 9.73% (TSFR01M + 4.36%) 2/15/33	537,575	526,795
•BX Trust
D 3.94% 12/9/41	317,000	276,498
E 3.94% 12/9/41	1,319,000	1,105,709
E 7.72% (TSFR01M + 2.36%) 10/15/36	907,059	857,154
E 7.73% (TSFR01M + 2.36%) 1/15/34	272,918	263,363
F 8.48% (TSFR01M + 3.11%) 1/15/34	419,620	406,115
•CAMB Commercial Mortgage Trust 7.81% (TSFR01M + 2.20%) 12/15/37	160,151	156,947
•CD Mortgage Trust 3.91% 11/13/50	33,602	28,428
Citigroup Commercial Mortgage Trust 4.41% 11/10/51	77,100	71,992
•Cold Storage Trust 6.37% (TSFR01M + 1.01%) 11/15/37	658,604	655,516
COMM Mortgage Trust 3.53% 12/10/47	140,084	136,908
•Credit Suisse Mortgage Capital Certificates
B 6.64% (TSFR01M + 1.28%) 5/15/36	100,749	100,497
C 6.84% (TSFR01M + 1.48%) 5/15/36	235,414	234,752
D 7.01% (TSFR01M + 1.65%) 5/15/36	666,342	664,260
E 7.56% (TSFR01M + 2.20%) 5/15/36	621,454	617,181
F 8.06% (TSFR01M + 2.70%) 5/15/36	880,809	872,047
CSAIL Commercial Mortgage Trust
A3 2.56% 3/15/53	1,373,995	1,158,998
• C 4.64% 11/15/48	68,170	58,644
CSMC Trust
A 2.26% 8/15/37	441,318	407,619
• E 10.59% (TSFR01M + 5.23%) 10/15/37	126,000	113,939
•DBGS Mortgage Trust
D 6.96% (TSFR01M + 1.60%) 5/15/35	229,024	224,729
F 7.66% (TSFR01M + 2.30%) 5/15/35	760,411	739,380
•ELP Commercial Mortgage Trust 8.14% (TSFR01M + 2.78%) 11/15/38	648,886	621,299
LVIP BlackRock Global Allocation Fund-23

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Principal Amount°	Value (U.S. $)
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•Extended Stay America Trust
D 7.73% (TSFR01M + 2.36%) 7/15/38	1,300,282	$1,277,521
E 8.33% (TSFR01M + 2.96%) 7/15/38	905,437	888,454
•GS Mortgage Securities Corp. Trust
A 6.43% (TSFR01M + 1.06%) 10/15/36	163,892	156,924
A 6.63% (TSFR01M + 1.26%) 5/15/26	209,172	185,861
A 7.56% (TSFR01M + 2.19%) 8/15/39	148,848	149,034
E 8.41% (TSFR01M + 3.05%) 11/15/36	1,257,875	1,215,751
GS Mortgage Securities Trust 2.73% 5/12/53	515,232	420,145
Independence Plaza Trust 3.91% 7/10/35	242,000	228,640
JP Morgan Chase Commercial Mortgage Securities Trust
• C 3.45% 1/5/39	310,000	206,219
A5 4.03% 3/10/52	167,000	155,155
• A 7.54% (TSFR01M + 2.18%) 9/15/39	194,000	194,304
• E 7.93% (TSFR01M + 2.56%) 4/15/38	835,000	807,856
• F 8.43% (TSFR01M + 3.06%) 4/15/38	364,000	350,253
•Med Trust
A 6.43% (TSFR01M + 1.06%) 11/15/38	174,164	170,789
F 9.48% (TSFR01M + 4.11%) 11/15/38	1,610,726	1,544,262
G 10.73% (TSFR01M + 5.36%) 11/15/38	1,726,399	1,645,148
•MHC Commercial Mortgage Trust
E 7.58% (TSFR01M + 2.22%) 4/15/38	972,578	953,122
F 8.08% (TSFR01M + 2.72%) 4/15/38	114,648	111,494
•MHP Trust 8.23% (TSFR01M + 2.86%) 7/15/38	387,313	367,338
Morgan Stanley Bank of America Merrill Lynch Trust
A4 3.72% 12/15/49	131,000	124,803
• C 4.32% 5/15/48	75,473	66,311
Morgan Stanley Capital I Trust
A3 2.70% 2/15/53	110,000	95,747
• A 4.28% 7/11/40	234,000	201,610
•PKHL Commercial Mortgage Trust 8.83% (TSFR01M + 3.46%) 7/15/38	218,752	156,202
•SREIT Trust
A 6.21% (TSFR01M + 0.85%) 11/15/38	169,370	166,406
		Principal Amount°	Value (U.S. $)
ΔNON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
United States (continued)
•SREIT Trust (continued)
F 8.09% (TSFR01M + 2.73%) 11/15/36		420,754	$400,762
F 8.10% (TSFR01M + 2.74%) 11/15/38		925,877	882,244
•STWD Trust 7.40% (TSFR01M + 2.04%) 7/15/36		322,426	313,557
UBS Commercial Mortgage Trust 2.92% 10/15/52		137,681	120,996
•VNDO Trust 3.90% 1/10/35		267,100	240,642
Wells Fargo Commercial Mortgage Trust
*• XA 1.52% 4/15/54		2,813,102	210,952
*• XA 1.80% 7/15/53		3,386,300	299,886
• A 3.75% 6/15/36		269,000	240,587
• AS 3.87% 5/15/48		383,992	361,962
• C 3.90% 7/15/50		48,308	42,310
• B 4.19% 11/15/50		181,742	154,883
			40,470,733
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $42,831,561)			41,826,960
ΔSOVEREIGN BONDS–6.06%
Argentina–0.19%
Argentina Government International Bonds
φ 0.75% 7/9/30		3,813,572	1,524,501
1.00% 7/9/29		397,080	157,641
φ 3.63% 7/9/35		4,657,374	1,589,632
φ 4.25% 1/9/38		572,678	225,878
φ 4.25% 1/9/38		998,945	394,007
			3,891,659
Bahrain–0.01%
Bahrain Government International Bonds 5.45% 9/16/32		200,000	183,584
			183,584
Brazil–1.18%
^Brazil Letras do Tesouro Nacional
0.00% 4/1/24	BRL	28,468,000	5,709,998
0.00% 7/1/24	BRL	53,746,000	10,529,053
Brazil Notas do Tesouro Nacional
10.00% 1/1/25	BRL	13,456,000	2,639,211
10.00% 1/1/27	BRL	31,546,000	5,896,914
			24,775,176
Chile–0.01%
Chile Government International Bonds 4.34% 3/7/42		252,000	224,996
			224,996
LVIP BlackRock Global Allocation Fund-24

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Colombia–0.26%
Colombia Government International Bonds
3.13% 4/15/31		200,000	$162,628
3.88% 4/25/27		201,000	191,486
4.50% 1/28/26		396,000	389,212
8.00% 4/20/33		234,000	255,241
Colombia TES
5.75% 11/3/27	COP	2,929,400,000	669,054
6.00% 4/28/28	COP	8,708,400,000	1,980,173
7.00% 3/26/31	COP	8,216,900,000	1,828,267
			5,476,061
Czech Republic–0.24%
Czech Republic Government Bonds
2.75% 7/23/29	CZK	61,350,000	2,602,823
5.00% 9/30/30	CZK	51,630,000	2,479,025
			5,081,848
Dominican Republic–0.04%
Dominican Republic International Bonds
4.50% 1/30/30		263,000	241,960
4.88% 9/23/32		300,000	272,745
5.95% 1/25/27		230,000	230,471
6.88% 1/29/26		200,000	203,330
			948,506
Egypt–0.01%
Egypt Government International Bonds 8.50% 1/31/47		220,000	136,382
			136,382
Guatemala–0.03%
Guatemala Government Bonds
3.70% 10/7/33		200,000	166,500
5.25% 8/10/29		200,000	195,800
5.25% 8/10/29		200,000	195,800
			558,100
Hungary–0.08%
Hungary Government Bonds 6.75% 10/22/28	HUF	441,570,000	1,320,150
Hungary Government International Bonds
5.25% 6/16/29		244,000	245,109
5.38% 3/25/24		42,000	41,979
Magyar Export-Import Bank Zrt 6.00% 5/16/29	EUR	152,000	177,665
			1,784,903
Indonesia–0.47%
Indonesia Government International Bonds 4.65% 9/20/32		440,000	439,707
Indonesia Treasury Bonds
5.50% 4/15/26	IDR	7,502,000,000	477,381
7.00% 5/15/27	IDR	34,582,000,000	2,279,982
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Indonesia (continued)
Indonesia Treasury Bonds (continued)
7.13% 6/15/38	IDR	46,708,000,000	$3,168,421
8.25% 5/15/36	IDR	35,257,000,000	2,577,858
8.38% 9/15/26	IDR	11,824,000,000	804,127
Perusahaan Penerbit SBSN Indonesia III 4.40% 6/6/27		200,000	198,750
			9,946,226
Ivory Coast–0.02%
Ivory Coast Government International Bonds 6.38% 3/3/28		429,000	420,810
			420,810
Mexico–0.30%
Mexico Bonos
7.50% 5/26/33	MXN	42,011,100	2,240,584
8.50% 3/1/29	MXN	10,365,600	594,027
8.50% 11/18/38	MXN	7,999,400	449,226
^Mexico Cetes 0.00% 10/3/24	MXN	40,868,560	2,216,576
Mexico Government International Bonds
2.66% 5/24/31		350,000	295,865
3.75% 1/11/28		226,000	217,830
6.35% 2/9/35		200,000	209,518
			6,223,626
Morocco–0.01%
Morocco Government International Bonds 5.95% 3/8/28		200,000	205,000
			205,000
Nigeria–0.02%
Nigeria Government International Bonds
7.63% 11/28/47		223,000	176,331
8.38% 3/24/29		200,000	191,518
			367,849
Oman–0.02%
Oman Government International Bonds
6.50% 3/8/47		230,000	234,168
6.75% 1/17/48		200,000	209,040
			443,208
Panama–0.02%
Panama Government International Bonds
6.40% 2/14/35		338,000	329,573
6.85% 3/28/54		200,000	186,883
			516,456
Peru–0.04%
Corp. Financiera de Desarrollo SA 4.75% 7/15/25		245,000	241,325
Peruvian Government International Bonds
1.86% 12/1/32		432,000	338,282
LVIP BlackRock Global Allocation Fund-25

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Peru (continued)
Peruvian Government International Bonds (continued)
2.78% 1/23/31		227,000	$197,676
			777,283
Philippines–0.01%
Philippines Government International Bonds 6.38% 1/15/32		133,000	148,139
			148,139
Poland–0.38%
Republic of Poland Government Bonds
2.50% 7/25/26	PLN	14,927,000	3,570,743
2.75% 10/25/29	PLN	17,858,000	4,052,186
Republic of Poland Government International Bonds
4.88% 10/4/33		97,000	98,057
5.50% 4/4/53		147,000	152,929
			7,873,915
Romania–0.04%
Romania Government International Bonds
2.12% 7/16/31	EUR	141,000	123,757
2.50% 2/8/30	EUR	266,000	253,832
2.88% 3/11/29	EUR	252,000	251,550
5.25% 11/25/27		122,000	121,023
			750,162
Saudi Arabia–0.02%
Saudi Government International Bonds
4.50% 4/17/30		283,000	283,136
5.00% 1/18/53		214,000	201,442
			484,578
Senegal–0.01%
Senegal Government International Bonds 6.25% 5/23/33		200,000	178,404
			178,404
South Africa–0.42%
Republic of South Africa Government Bonds
7.00% 2/28/31	ZAR	26,649,000	1,218,635
8.00% 1/31/30	ZAR	27,773,524	1,396,685
8.75% 1/31/44	ZAR	12,564,932	509,329
9.00% 1/31/40	ZAR	28,708,670	1,226,818
10.50% 12/21/26	ZAR	68,918,367	3,941,637
Republic of South Africa Government International Bonds
4.85% 9/30/29		200,000	187,396
5.00% 10/12/46		300,000	221,568
5.88% 4/20/32		200,000	189,424
			8,891,492
Spain–1.84%
Spain Government Bonds
2.55% 10/31/32	EUR	26,865,000	28,930,416
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Spain (continued)
Spain Government Bonds (continued)
2.90% 10/31/46	EUR	2,535,000	$2,527,853
3.15% 4/30/33	EUR	1,699,000	1,906,659
3.45% 7/30/66	EUR	1,982,000	2,040,118
3.90% 7/30/39	EUR	2,609,000	3,050,488
			38,455,534
Ukraine–0.01%
‡πUkraine Government International Bonds
7.25% 3/15/35		338,000	79,430
7.75% 9/1/25		200,000	59,000
7.75% 9/1/26		145,000	39,820
			178,250
United Kingdom–0.37%
United Kingdom Gilt 0.50% 10/22/61	GBP	11,798,992	5,089,396
United Kingdom Inflation-Linked Gilt 3.75% 10/22/53	GBP	2,153,294	2,562,586
			7,651,982
Uruguay–0.01%
Uruguay Government International Bonds 5.75% 10/28/34		251,000	271,206
			271,206
Total Sovereign Bonds (Cost $123,034,706)			126,845,335
U.S. TREASURY OBLIGATIONS–2.07%
U.S. Treasury Inflation Indexed Notes
0.13% 4/15/27		2,885,552	2,711,271
×0.63% 7/15/32		9,297,581	8,492,614
U.S. Treasury Notes
4.00% 12/15/25		14,898,000	14,818,272
#4.25% 12/31/24		9,355,000	9,305,073
4.63% 9/30/28		7,722,300	7,970,862
Total U.S. Treasury Obligations (Cost $43,237,877)			43,298,092

	Number of Shares
EXCHANGE-TRADED FUNDS–1.16%
Invesco QQQ Trust Series 1 ETF	26,900	11,016,088
iShares 0-5 Year TIPS Bond ETF	21,886	2,157,741
iShares iBoxx $ Investment Grade Corporate Bond ETF	13,124	1,452,302
iShares J.P. Morgan USD Emerging Markets Bond ETF	13,301	1,184,587
iShares Latin America 40 ETF	39,605	1,150,921
LVIP BlackRock Global Allocation Fund-26

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Shares	Value (U.S. $)
EXCHANGE-TRADED FUNDS (continued)
iShares MSCI Brazil ETF	44,366	$1,551,035
iShares MSCI China ETF	16,664	678,891
iShares MSCI Emerging Markets ETF	5,642	226,865
SPDR® Bloomberg Barclays High Yield Bond ETF	7,760	735,105
VanEck J. P. Morgan EM Local Currency Bond ETF	121,948	3,091,382
VanEck Semiconductor ETF	5,864	1,025,438
Total Exchange-Traded Funds (Cost $22,012,364)		24,270,355
MONEY MARKET FUND–12.84%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	268,950,497	268,950,497
Total Money Market Fund (Cost $268,950,497)		268,950,497

	Principal Amount°
SHORT-TERM INVESTMENTS–1.03%
DISCOUNTED COMMERCIAL PAPER–1.02%
≠AT&T, Inc.
6.01% 2/21/24	5,928,000	5,880,971
6.07% 1/23/24	4,682,000	4,665,691
≠General Motors Financial Co., Inc.
6.04% 1/22/24	1,370,000	1,365,405
6.05% 1/25/24	988,000	984,213
≠HSBC USA, Inc.
6.58% 8/12/24	1,210,000	1,168,530
6.61% 10/11/24	1,216,000	1,163,143
6.62% 7/1/24	1,280,000	1,240,332
6.64% 6/24/24	750,000	729,686
≠Societe Generale SA 5.78% 3/6/24	1,705,000	1,688,407
≠UBS AG
6.13% 6/25/24	1,240,000	1,207,188
6.28% 6/18/24	1,240,000	1,208,392
		21,301,958
U.S. TREASURY OBLIGATION–0.01%
≠U.S. Treasury Bills 5.42% 5/9/24	200,000	196,346
		196,346
Total Short-Term Investments (Cost $21,481,756)		21,498,304

	Notional Amount	Value (U.S. $)
OPTIONS PURCHASED–0.72%
Over-The-Counter–0.28%
Call Swaptions–0.26%
1 Year Interest Rate Swap, expiration date 2/12/24, notional amount $227,900,001 CITI	227,900,001	$225,890
10 Year Interest Rate Swap, expiration date 2/6/24, notional amount $17,793,135 JPMC	17,793,135	196,261
10 Year Interest Rate Swap, expiration date 3/18/24, notional amount $11,174,941 CITI	11,174,941	302,514
10 Year Interest Rate Swap, expiration date 5/28/24, notional amount $14,264,377 CITI	14,264,377	513,351
10 Year Interest Rate Swap, expiration date 1/10/24, notional amount $10,848,500 GSI	10,848,500	457,679
10 Year Interest Rate Swap, expiration date 1/12/24, notional amount $3,137,625 JPMC	3,137,625	133,130
2 Year Interest Rate Swap, expiration date 1/23/24, notional amount $26,837,722 CITI	26,837,722	426,785
2 Year Interest Rate Swap, expiration date 10/24/24, notional amount $43,538,712 JPMC	43,538,712	700,880
2 Year Interest Rate Swap, expiration date 3/28/24, notional amount $82,965,780 JPMC	82,965,780	777,160
4 Year Interest Rate Swap, expiration date 2/1/24, notional amount $27,046,000 DB	27,046,000	377,403
5 Year Interest Rate Swap, expiration date 3/1/24, notional amount EUR17,369,716 JPMC	17,369,716	585,848
5 Year Interest Rate Swap, expiration date 3/18/24, notional amount EUR14,234,747 JPMC	14,234,747	618,928
		5,315,829
LVIP BlackRock Global Allocation Fund-27

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Notional Amount	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Put Swaption–0.00%
2 Year Interest Rate Swap, expiration date 11/18/24, notional amount JPY5,604,705,000 DB	5,604,705,000	$58,256
		58,256

	Number of Contracts

Call Options–0.00%
TOPIX Banks Index Strike price JPY286.49, expiration date 1/12/24, notional amount JPY392,105,398 GSI	1,368,653	31
TOPIX Banks Index Strike price JPY286.556, expiration date 1/12/24, notional amount JPY157,097,736 JPMC	548,227	12
TOPIX Banks Index Strike price JPY286.63, expiration date 1/12/24, notional amount JPY235,472,278 BNP	821,520	18
USD vs CNH Strike price CNH8.5, expiration date 8/21/24, notional amount CNH479,104,667 HSBC	56,365,255	10,541
		10,602
Barrier Options–0.01%
EUR vs USD, one touch, barrier price EUR1.02, Strike price EUR1.02, expiration date 3/13/24, notional amount EUR418,737 GSI	410,527	4,374
EUR vs USD, one touch, barrier price EUR1.05, Strike price EUR1.054, expiration date 3/27/24, notional amount EUR91,698 BOA	87,000	6,412
EUR vs USD, one touch, barrier price EUR1.07, Strike price EUR1.07, expiration date 2/9/24, notional amount EUR495,345 DB	462,939	39,897
USD vs CNH, down and out, barrier price CNH6.95, Strike price CNH7.1, expiration date 2/27/24, notional amount CNH40,552,232 GSI	5,711,582	9,612
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Over-The-Counter (continued)
Barrier Options (continued)
USD vs CNH, up and in, barrier price CNH8.25, Strike price CNH7.7, expiration date 3/7/24, notional amount CNH203,044,134 MSC	26,369,368	$1,978
USD vs JPY, one touch, barrier price JPY137, Strike price JPY137, expiration date 3/7/24, notional amount JPY93,013,273 DB	678,929	195,408
USD vs KRW down and out, barrier price KRW1240, Strike price KRW1,290, expiration date 2/6/24, notional amount KRW7,634,581,200 BOA	5,918,280	23,993
		281,674
Put Options–0.01%
CDX.NA.HY.S41 Strike price $1.005, expiration date 2/21/24, notional amount $1,949,700 JPMC	1,940,000	1,845
CDX.NA.HY.S41 Strike price $1.01, expiration date 1/17/24, notional amount $3,100,700 GSI	3,070,000	958
EUR vs USD Strike price EUR1.06, expiration date 1/4/24, notional amount EUR22,454,946 JPMC	21,183,911	23
EUR vs USD Strike price EUR1.065, expiration date 1/12/24, notional amount EUR31,592,175 DB	29,664,014	1,474
EUR vs USD Strike price EUR1.07, expiration date 2/13/24, notional amount EUR30,401,698 CITI	28,412,802	38,330
ITRAXX.XO.S40 Strike price EUR4, expiration date 2/21/24, notional amount EUR7,780,000 MSC	1,945,000	2,849
USD vs JPY Strike price JPY144, expiration date 1/30/24, notional amount JPY783,802,656 JPMC	5,443,074	158,132
		203,611
		5,869,972

LVIP BlackRock Global Allocation Fund-28

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared–0.44%
Call Options–0.43%
Advanced Micro Devices Strike price $130, expiration date 2/16/24, notional amount $2,431,000	187	$391,765
Advanced Micro Devices Strike price $140, expiration date 2/16/24, notional amount $3,276,000	234	325,260
Advanced Micro Devices Strike price $150, expiration date 2/16/24, notional amount $1,125,000	75	64,650
Alphabet Strike price $137.5, expiration date 1/19/24, notional amount $2,035,000	148	76,960
Alphabet Strike price $142.5, expiration date 1/19/24, notional amount $3,220,500	226	50,850
Alphabet Strike price $145, expiration date 2/16/24, notional amount $3,407,500	235	104,575
Amazon.com Strike price $150, expiration date 1/19/24, notional amount $4,200,000	280	133,000
Amazon.com Strike price $155, expiration date 1/19/24, notional amount $2,278,500	147	32,340
Amazon.com Strike price $160, expiration date 2/16/24, notional amount $5,440,000	340	145,520
Amazon.com Strike price $165, expiration date 2/16/24, notional amount $6,319,500	383	106,474
Apple Strike price $195, expiration date 1/19/24, notional amount $4,524,000	232	49,416
Apple Strike price $200, expiration date 1/19/24, notional amount $3,240,000	162	10,854
Apple Strike price $205, expiration date 2/16/24, notional amount $2,993,000	146	24,236
Applied Materials Strike price $160, expiration date 1/19/24, notional amount $6,080,000	380	214,700
Applied Materials Strike price $165, expiration date 1/19/24, notional amount $2,310,000	140	44,800
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Applied Materials Strike price $165, expiration date 2/16/24, notional amount $940,500	57	$39,045
Applied Materials Strike price $170, expiration date 2/16/24, notional amount $170,000	10	4,900
Autodesk Strike price $250, expiration date 2/16/24, notional amount $4,525,000	181	123,080
Boston Scientific Strike price $57.5, expiration date 2/16/24, notional amount $1,109,750	193	46,899
CBOE Volatility Index Strike price $20, expiration date 1/17/24, notional amount $290,000	145	3,915
Charles Schwab Strike price $65, expiration date 1/19/24, notional amount $2,593,500	399	190,323
Charles Schwab Strike price $65, expiration date 3/15/24, notional amount $1,469,000	226	145,770
Cheniere Energy Strike price $180, expiration date 1/19/24, notional amount $2,124,000	118	9,086
Chevron Strike price $150, expiration date 1/19/24, notional amount $6,165,000	411	110,970
Chevron Strike price $150, expiration date 2/16/24, notional amount $2,040,000	136	69,360
Chevron Strike price $155, expiration date 1/19/24, notional amount $2,108,000	136	13,328
ConocoPhillips Strike price $120, expiration date 1/19/24, notional amount $732,000	61	6,588
ConocoPhillips Strike price $125, expiration date 1/19/24, notional amount $3,612,500	289	8,092
ConocoPhillips Strike price $125, expiration date 2/16/24, notional amount $2,962,500	237	32,469
Costco Wholesale Strike price $605, expiration date 1/19/24, notional amount $1,633,500	27	159,165
LVIP BlackRock Global Allocation Fund-29

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Costco Wholesale Strike price $625, expiration date 1/19/24, notional amount $1,812,500	29	$112,230
Datadog Strike price $120, expiration date 1/19/24, notional amount $516,000	43	19,135
Datadog Strike price $130, expiration date 2/16/24, notional amount $793,000	61	29,097
Delta Air Lines Strike price $35, expiration date 1/19/24, notional amount $1,627,500	465	262,725
Delta Air Lines Strike price $38, expiration date 1/19/24, notional amount $524,400	138	41,952
Delta Air Lines Strike price $42, expiration date 1/19/24, notional amount $252,000	60	4,620
Delta Air Lines Strike price $44, expiration date 2/16/24, notional amount $1,786,400	406	29,232
Dynatrace Strike price $50, expiration date 1/19/24, notional amount $965,000	193	90,710
General Dynamics Strike price $260, expiration date 1/19/24, notional amount $702,000	27	8,640
Hilton Worldwide Holdings Strike price $170, expiration date 1/19/24, notional amount $510,000	30	39,150
Humana Strike price $505, expiration date 1/19/24, notional amount $2,272,500	45	3,510
Humana Strike price $555, expiration date 2/16/24, notional amount $6,271,500	113	11,583
Intel Strike price $55, expiration date 2/16/24, notional amount $2,194,500	399	45,885
Intuitive Surgical Strike price $320, expiration date 1/19/24, notional amount $512,000	16	36,640
Intuitive Surgical Strike price $340, expiration date 2/16/24, notional amount $3,094,000	91	153,790
Intuitive Surgical Strike price $355, expiration date 2/16/24, notional amount $958,500	27	28,080
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Invesco QQQ Trust Series 1 Strike price $394.78, expiration date 1/19/24, notional amount $4,105,712	104	$180,128
Invesco QQQ Trust Series 1 Strike price $409.78, expiration date 1/19/24, notional amount $38,191,496	932	536,832
Invesco S&P 500 Equal Weight ETF Strike price $160, expiration date 1/19/24, notional amount $10,512,000	657	75,555
iShares China Large-Cap ETF Strike price $24.85, expiration date 3/15/24, notional amount $7,852,600	3,160	328,640
iShares China Large-Cap ETF Strike price $26, expiration date 2/16/24, notional amount $5,465,200	2,102	86,182
iShares China Large-Cap ETF Strike price $27, expiration date 2/16/24, notional amount $9,414,900	3,487	76,714
JPMorgan Chase & Co. Strike price $175, expiration date 2/16/24, notional amount $6,982,500	399	98,952
KLA Strike price $610, expiration date 2/16/24, notional amount $854,000	14	22,120
Lockheed Martin Strike price $450, expiration date 1/19/24, notional amount $495,000	11	8,943
Lockheed Martin Strike price $460, expiration date 1/19/24, notional amount $3,312,000	72	25,560
Mastercard Strike price $420, expiration date 1/19/24, notional amount $1,260,000	30	30,300
Mastercard Strike price $445, expiration date 2/16/24, notional amount $2,225,000	50	24,850
McDonald's Strike price $285, expiration date 1/19/24, notional amount $541,500	19	24,016
Meta Platforms Strike price $345, expiration date 1/19/24, notional amount $1,035,000	30	43,050
LVIP BlackRock Global Allocation Fund-30

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Meta Platforms Strike price $380, expiration date 2/16/24, notional amount $3,154,000	83	$82,170
Micron Technology Strike price $80, expiration date 1/19/24, notional amount $528,000	66	40,920
Micron Technology Strike price $85, expiration date 2/16/24, notional amount $1,207,000	142	60,350
Micron Technology Strike price $87.5, expiration date 2/16/24, notional amount $971,250	111	31,968
Micron Technology Strike price $90, expiration date 2/16/24, notional amount $126,000	14	2,828
Microsoft Strike price $365, expiration date 1/19/24, notional amount $1,898,000	52	74,880
Microsoft Strike price $380, expiration date 1/19/24, notional amount $3,914,000	103	52,736
Microsoft Strike price $385, expiration date 1/19/24, notional amount $4,312,000	112	37,296
Microsoft Strike price $390, expiration date 2/16/24, notional amount $6,006,000	154	130,900
Nice Strike price $200, expiration date 1/19/24, notional amount $620,000	31	18,135
Nice Strike price $210, expiration date 1/19/24, notional amount $1,680,000	80	17,600
Nice Strike price $210, expiration date 2/16/24, notional amount $756,000	36	22,320
Norfolk Southern Strike price $230, expiration date 3/15/24, notional amount $1,012,000	44	64,240
Northrop Grumman Strike price $480, expiration date 1/19/24, notional amount $864,000	18	5,850
NVIDIA Strike price $490, expiration date 1/19/24, notional amount $1,029,000	21	38,640
NVIDIA Strike price $505, expiration date 1/19/24, notional amount $7,373,000	146	161,330
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
NVIDIA Strike price $520, expiration date 1/19/24, notional amount $4,784,000	92	$57,960
NVIDIA Strike price $520, expiration date 2/16/24, notional amount $1,664,000	32	51,232
NVIDIA Strike price $540, expiration date 1/19/24, notional amount $3,942,000	73	19,637
Oracle Strike price $110, expiration date 2/16/24, notional amount $1,617,000	147	24,255
Oracle Strike price $110, expiration date 3/15/24, notional amount $1,617,000	147	51,450
Paramount Global Strike price $17.5, expiration date 1/19/24, notional amount $358,750	205	4,305
Paramount Global Strike price $22.5, expiration date 3/15/24, notional amount $225,000	100	1,900
Pfizer Strike price $47, expiration date 1/19/24, notional amount $1,687,300	359	359
Pfizer Strike price $50, expiration date 1/19/24, notional amount $2,985,000	597	597
Sabre Strike price $5, expiration date 1/19/24, notional amount $94,000	188	1,504
Sabre Strike price $5.5, expiration date 1/19/24, notional amount $74,250	135	675
Sabre Strike price $6, expiration date 1/19/24, notional amount $52,800	88	176
Sabre Strike price $7, expiration date 1/19/24, notional amount $56,000	80	160
Salesforce Strike price $260, expiration date 1/19/24, notional amount $806,000	31	22,010
Salesforce Strike price $270, expiration date 1/19/24, notional amount $2,430,000	90	21,600
Salesforce Strike price $280, expiration date 2/16/24, notional amount $588,000	21	6,468
Shell Strike price $67.5, expiration date 1/19/24, notional amount $519,750	77	3,850
LVIP BlackRock Global Allocation Fund-31

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
SPDR Gold Shares Strike price $195, expiration date 1/19/24, notional amount $66,787,500	3,425	$465,800
SPDR S&P 500 ETF Trust Strike price $455, expiration date 1/19/24, notional amount $4,914,000	108	239,436
SPDR S&P 500 ETF Trust Strike price $476, expiration date 1/5/24, notional amount $59,119,200	1,242	270,756
SPDR S&P 500 ETF Trust Strike price $476, expiration date 1/12/24, notional amount $25,942,000	545	207,100
SPDR S&P 500 ETF Trust Strike price $481, expiration date 1/19/24, notional amount $13,419,900	279	73,098
Spirit AeroSystems Holdings Strike price $35, expiration date 2/16/24, notional amount $213,500	61	7,015
Spirit AeroSystems Holdings Strike price $40, expiration date 2/16/24, notional amount $164,000	41	1,517
Tenet Healthcare Strike price $85, expiration date 1/19/24, notional amount $450,500	53	1,219
Tesla Strike price $250, expiration date 1/19/24, notional amount $2,175,000	87	88,479
Tesla Strike price $260, expiration date 1/19/24, notional amount $780,000	30	18,900
Tesla Strike price $275, expiration date 2/16/24, notional amount $825,000	30	25,500
Tesla Strike price $280, expiration date 2/16/24, notional amount $2,856,000	102	74,358
T-Mobile US Strike price $155, expiration date 1/19/24, notional amount $7,796,500	503	331,477
Uber Technologies Strike price $62.5, expiration date 1/19/24, notional amount $3,743,750	599	83,860
Uber Technologies Strike price $70, expiration date 2/16/24, notional amount $3,493,000	499	49,401
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
UBS Group Strike price $30, expiration date 2/16/24, notional amount $2,427,000	809	$162,609
United Airlines Holdings Strike price $42, expiration date 1/19/24, notional amount $537,600	128	15,360
UnitedHealth Group Strike price $560, expiration date 1/19/24, notional amount $1,120,000	20	3,040
UnitedHealth Group Strike price $610, expiration date 2/16/24, notional amount $4,148,000	68	2,380
Valero Energy Strike price $130, expiration date 1/19/24, notional amount $546,000	42	15,162
VanEck Semiconductor ETF Strike price $177, expiration date 2/16/24, notional amount $1,593,000	90	50,400
Viasat Strike price $35, expiration date 1/19/24, notional amount $245,000	70	700
Visa Strike price $270, expiration date 2/16/24, notional amount $999,000	37	12,284
Walmart Strike price $155, expiration date 2/16/24, notional amount $1,999,500	129	74,691
Walmart Strike price $160, expiration date 1/19/24, notional amount $848,000	53	6,996
Walt Disney Strike price $90, expiration date 1/19/24, notional amount $2,043,000	227	49,940
Walt Disney Strike price $100, expiration date 1/19/24, notional amount $2,410,000	241	3,856
Wells Fargo & Strike price $47.5, expiration date 2/16/24, notional amount $3,776,250	795	229,755
Wells Fargo & Strike price $52.5, expiration date 2/16/24, notional amount $981,750	187	10,659
Wynn Resorts Strike price $90, expiration date 1/19/24, notional amount $1,242,000	138	48,990
LVIP BlackRock Global Allocation Fund-32

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Call Options (continued)
Wynn Resorts Strike price $95, expiration date 1/19/24, notional amount $1,833,500	193	$25,090
		8,977,340
Put Options–0.01%
Carnival Strike price $9, expiration date 1/19/24, notional amount $72,900	81	81
Carvana Strike price $15, expiration date 1/19/24, notional amount $121,500	81	81
Ford Motor Strike price $8, expiration date 3/15/24, notional amount $171,200	214	428
Ford Motor Strike price $9, expiration date 3/15/24, notional amount $119,700	133	798
Frontier Communications Parent Strike price $20, expiration date 1/19/24, notional amount $180,000	90	1,350
iShares iBoxx $ High Yield Corporate Bond ETF Strike price $72, expiration date 3/15/24, notional amount $856,800	119	1,904
iShares iBoxx $ High Yield Corporate Bond ETF Strike price $73, expiration date 1/19/24, notional amount $1,168,000	160	2,400
iShares iBoxx $ High Yield Corporate Bond ETF Strike price $73, expiration date 2/16/24, notional amount $1,029,300	141	67,680
iShares iBoxx $ High Yield Corporate Bond ETF Strike price $75, expiration date 2/16/24, notional amount $1,215,000	162	4,050
	Number of Contracts	Value (U.S. $)
OPTIONS PURCHASED (continued)
Centrally Cleared (continued)
Put Options (continued)
iShares iBoxx $ High Yield Corporate Bond ETF Strike price $76, expiration date 1/19/24, notional amount $1,079,200	142	$1,704
iShares iBoxx $ High Yield Corporate Bond ETF Strike price $77, expiration date 1/19/24, notional amount $8,847,300	1,149	32,172
iShares iBoxx $ Investment Grade Corporate Bond ETF Strike price $108, expiration date 1/19/24, notional amount $21,956,400	2,033	28,462
iShares Russell 2000 ETF Strike price $165, expiration date 1/19/24, notional amount $726,000	44	308
iShares Russell 2000 ETF Strike price $180, expiration date 2/16/24, notional amount $1,314,000	73	6,059
Paramount Global Strike price $10, expiration date 1/19/24, notional amount $78,000	78	78
VanEck Semiconductor ETF Strike price $155, expiration date 1/19/24, notional amount $837,000	54	918
		148,473
		9,125,813
Total Options Purchased (Cost $12,350,169)		14,995,785

TOTAL INVESTMENTS–99.63% (Cost $1,864,774,518)	2,086,013,882

	Number of Shares	Value (U.S. $)
COMMON STOCKS SOLD SHORT–(0.19)%
United States–(0.19)%
Marriott International Class A	(3,990)	$(899,785)
†Snowflake, Inc. Class A	(15,663)	(3,116,937)
Total Common Stocks Sold Short (Proceeds $3,408,737)		(4,016,722)

LVIP BlackRock Global Allocation Fund-33

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Notional Amount	Value (U.S. $)
OPTIONS WRITTEN–(0.18)%
Over-The-Counter–(0.11)%
Call Swaptions–(0.09)%
1 Year Interest Rate Swap, expiration date 2/12/24, notional amount $(170,925,000) CITI	(170,925,000)	$(19,989)
5 Year Interest Rate Swap, expiration date 3/1/24, notional amount EUR(17,369,716) JPMC	(17,369,716)	(224,834)
10 Year Interest Rate Swap, expiration date 3/18/24, notional amount $(11,174,941) CITI	(11,174,941)	(89,325)
5 Year Interest Rate Swap, expiration date 3/18/24, notional amount EUR(14,234,747) JPMC	(14,234,747)	(300,128)
2 Year Interest Rate Swap, expiration date 3/28/24, notional amount $(82,965,780) JPMC	(82,965,780)	(415,808)
4 Year Interest Rate Swap, expiration date 1/23/24, notional amount $(26,837,722) CITI	(26,837,722)	(179,743)
2 Year Interest Rate Swap, expiration date 10/24/24, notional amount $(43,538,712) JPMC	(43,538,712)	(371,541)
4 Year Interest Rate Swap, expiration date 2/1/24, notional amount $(27,046,000) DB	(27,046,000)	(130,458)
(1,731,826)
Put Swaptions–(0.02)%
5 Year Interest Rate Swap, expiration date 3/27/24, notional amount $(39,734,387) JPMC	(39,734,387)	(190,352)
5 Year Interest Rate Swap, expiration date 3/1/24, notional amount EUR(17,369,716) JPMC	(17,369,716)	(4,465)
2 Year Interest Rate Swap, expiration date 3/18/24, notional amount EUR(19,955,252) BNP	(19,955,252)	(768)
5 Year Interest Rate Swap, expiration date 3/18/24, notional amount EUR(14,234,747) JPMC	(14,234,747)	(3,984)
2 Year Interest Rate Swap, expiration date 1/12/24, notional amount $(48,176,000) JPMC	(48,176,000)	(0)
2 Year Interest Rate Swap, expiration date 10/24/24, notional amount $(21,769,356) JPMC	(21,769,356)	(17,204)
2 Year Interest Rate Swap, expiration date 11/21/24, notional amount $(56,514,401) JPMC	(56,514,401)	(50,719)
2 Year Interest Rate Swap, expiration date 11/18/24, notional amount JPY(5,604,705,000) DB	(5,604,705,000)	(32,311)
10 Year Interest Rate Swap, expiration date 5/28/24, notional amount $(14,264,377) CITI	(14,264,377)	(47,172)
5 Year Interest Rate Swap, expiration date 5/30/24, notional amount EUR(28,104,265) JPMC	(28,104,265)	(40,119)
2 Year Interest Rate Swap, expiration date 5/6/24, notional amount $(28,181,000) GSI	(28,181,000)	(25,518)
(412,612)

Number of Contracts

Call Options–0.00%
TOPIX Banks Index Strike price JPY313.77, expiration date 1/12/24, notional amount JPY(429,442,252) GSI	(1,368,653)	(0)
TOPIX Banks Index Strike price JPY313.8471, expiration date 1/12/24, notional amount JPY(172,059,454) JPMC	(548,227)	(0)
TOPIX Banks Index Strike price JPY313.92, expiration date 1/12/24, notional amount JPY(257,891,558) BNP	(821,520)	(0)
(0)
Put Options–(0.00)%
EUR vs USD Strike price EUR1.045, expiration date 1/12/24, notional amount EUR(30,998,895) DB	(29,664,014)	(66)
EUR vs USD Strike price EUR1.05, expiration date 2/13/24, notional amount EUR(29,833,442) CITI	(28,412,802)	(9,755)
USD vs JPY Strike price JPY136, expiration date 1/30/24, notional amount JPY(1,480,516,400) JPMC	(10,886,150)	(40,594)
(50,415)
(2,194,853)
Centrally Cleared–(0.07)%
Call Options–(0.05)%
Advanced Micro Devices Strike price $145, expiration date 2/16/24, notional amount $(3,625,000)	(250)	(278,750)
Advanced Micro Devices Strike price $160, expiration date 2/16/24, notional amount $(3,744,000)	(234)	(118,170)
Alphabet Strike price $150, expiration date 2/16/24, notional amount $(2,220,000)	(148)	(39,220)
Amazon.com Strike price $165, expiration date 1/19/24, notional amount $(2,475,000)	(150)	(4,650)
Applied Materials Strike price $175, expiration date 1/19/24, notional amount $(6,650,000)	(380)	(28,500)
CBOE Volatility Index Strike price $35, expiration date 1/17/24, notional amount $(507,500)	(145)	(1,450)
ConocoPhillips Strike price $130, expiration date 2/16/24, notional amount $(793,000)	(61)	(3,965)
Datadog Strike price $140, expiration date 2/16/24, notional amount $(602,000)	(43)	(9,460)
Hilton Worldwide Holdings Strike price $180, expiration date 1/19/24, notional amount $(540,000)	(30)	(14,670)
Intuitive Surgical Strike price $350, expiration date 2/16/24, notional amount $(560,000)	(16)	(19,520)
Invesco QQQ Trust Series 1 Strike price $419.78, expiration date 1/19/24, notional amount $(4,365,712)	(104)	(18,720)
Invesco QQQ Trust Series 1 Strike price $423.78, expiration date 1/19/24, notional amount $(35,173,740)	(830)	(87,150)
iShares China Large-Cap ETF Strike price $28, expiration date 2/16/24, notional amount $(5,885,600)	(2,102)	(27,326)
iShares China Large-Cap ETF Strike price $28.85, expiration date 3/15/24, notional amount $(9,116,600)	(3,160)	(66,360)
LVIP BlackRock Global Allocation Fund-34

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Centrally Cleared (continued)
Call Options (continued)
iShares China Large-Cap ETF Strike price $30, expiration date 2/16/24, notional amount $(10,461,000)	(3,487)	$(24,409)
Lockheed Martin Strike price $470, expiration date 1/19/24, notional amount $(517,000)	(11)	(1,375)
Mastercard Strike price $430, expiration date 1/19/24, notional amount $(1,290,000)	(30)	(13,050)
McDonald's Strike price $300, expiration date 2/16/24, notional amount $(570,000)	(19)	(11,020)
Microsoft Strike price $390, expiration date 1/19/24, notional amount $(2,028,000)	(52)	(10,348)
Microsoft Strike price $420, expiration date 2/16/24, notional amount $(2,268,000)	(54)	(10,800)
Nice Strike price $220, expiration date 2/16/24, notional amount $(682,000)	(31)	(10,230)
Nice Strike price $230, expiration date 1/19/24, notional amount $(1,840,000)	(80)	(18,800)
Northrop Grumman Strike price $510, expiration date 2/16/24, notional amount $(918,000)	(18)	(4,950)
NVIDIA Strike price $550, expiration date 2/16/24, notional amount $(1,155,000)	(21)	(16,464)
Paramount Global Strike price $25, expiration date 1/19/24, notional amount $(512,500)	(205)	(410)
SPDR Gold Shares Strike price $205, expiration date 1/19/24, notional amount $(70,212,500)	(3,425)	(92,475)
Tesla Strike price $310, expiration date 2/16/24, notional amount $(930,000)	(30)	(8,520)
T-Mobile US Strike price $165, expiration date 1/19/24, notional amount $(8,299,500)	(503)	(45,773)
Uber Technologies Strike price $70, expiration date 1/19/24, notional amount $(4,193,000)	(599)	(8,386)
United Airlines Holdings Strike price $45, expiration date 1/19/24, notional amount $(576,000)	(128)	(5,120)
UnitedHealth Group Strike price $590, expiration date 2/16/24, notional amount $(1,180,000)	(20)	(2,220)
Valero Energy Strike price $140, expiration date 1/19/24, notional amount $(588,000)	(42)	(2,898)
Walmart Strike price $170, expiration date 2/16/24, notional amount $(901,000)	(53)	(2,332)
(1,007,491)
Put Options–(0.02)%
Advanced Micro Devices Strike price $120, expiration date 2/16/24, notional amount $(1,356,000)	(113)	(13,221)
Amazon.com Strike price $130, expiration date 2/16/24, notional amount $(1,261,000)	(97)	(10,088)
Amazon.com Strike price $135, expiration date 2/16/24, notional amount $(2,146,500)	(159)	(26,553)
Amazon.com Strike price $140, expiration date 2/16/24, notional amount $(994,000)	(71)	(18,460)
Applied Materials Strike price $140, expiration date 1/19/24, notional amount $(2,128,000)	(152)	(3,192)
Cheniere Energy Strike price $160, expiration date 1/19/24, notional amount $(1,888,000)	(118)	(7,080)
Chevron Strike price $130, expiration date 2/16/24, notional amount $(1,768,000)	(136)	(7,888)
Chevron Strike price $135, expiration date 1/19/24, notional amount $(2,146,500)	(159)	(2,544)
ConocoPhillips Strike price $110, expiration date 1/19/24, notional amount $(1,012,000)	(92)	(5,888)
ConocoPhillips Strike price $110, expiration date 2/16/24, notional amount $(2,607,000)	(237)	(52,140)
Delta Air Lines Strike price $35, expiration date 2/16/24, notional amount $(1,421,000)	(406)	(15,022)
Humana Strike price $445, expiration date 1/19/24, notional amount $(2,002,500)	(45)	(22,275)
Humana Strike price $455, expiration date 2/16/24, notional amount $(2,593,500)	(57)	(89,490)
Intel Strike price $45, expiration date 2/16/24, notional amount $(1,795,500)	(399)	(32,718)
Invesco QQQ Trust Series 1 Strike price $354.78, expiration date 1/19/24, notional amount $(2,447,982)	(69)	(1,035)
Invesco S&P 500 Equal Weight ETF Strike price $150, expiration date 1/19/24, notional amount $(9,855,000)	(657)	(13,140)
iShares iBoxx $ High Yield Corporate Bond ETF Strike price $75, expiration date 1/19/24, notional amount $(8,617,500)	(1,149)	(5,745)
JPMorgan Chase & Co. Strike price $155, expiration date 2/16/24, notional amount $(3,534,000)	(228)	(18,012)
Meta Platforms Strike price $315, expiration date 2/16/24, notional amount $(2,614,500)	(83)	(46,729)
Micron Technology Strike price $75, expiration date 2/16/24, notional amount $(1,065,000)	(142)	(8,520)
Micron Technology Strike price $80, expiration date 2/16/24, notional amount $(640,000)	(80)	(11,200)
Norfolk Southern Strike price $200, expiration date 3/15/24, notional amount $(880,000)	(44)	(5,610)
Oracle Strike price $95, expiration date 3/15/24, notional amount $(1,396,500)	(147)	(21,609)
Oracle Strike price $97.5, expiration date 2/16/24, notional amount $(1,433,250)	(147)	(12,495)
Tesla Strike price $210, expiration date 2/16/24, notional amount $(1,176,000)	(56)	(22,680)
UBS Group Strike price $27.5, expiration date 2/16/24, notional amount $(2,224,750)	(809)	(23,461)
UnitedHealth Group Strike price $500, expiration date 2/16/24, notional amount $(1,700,000)	(34)	(19,176)
VanEck Semiconductor ETF Strike price $135, expiration date 1/19/24, notional amount $(729,000)	(54)	(324)
VanEck Semiconductor ETF Strike price $145, expiration date 2/16/24, notional amount $(1,305,000)	(90)	(3,330)
Walmart Strike price $145, expiration date 2/16/24, notional amount $(1,870,500)	(129)	(6,321)
Walt Disney Strike price $85, expiration date 1/19/24, notional amount $(3,978,000)	(468)	(15,444)
LVIP BlackRock Global Allocation Fund-35

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
	Number of Contracts	Value (U.S. $)
OPTIONS WRITTEN (continued)
Centrally Cleared (continued)
Put Options (continued)
Wells Fargo & Strike price $40, expiration date 2/16/24, notional amount $(3,180,000)	(795)	$(9,540)
(550,930)
(1,558,421)
Total Options Written (Premiums received $(3,974,998))		(3,753,274)

RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.74%	15,599,286
NET ASSETS APPLICABLE TO 182,260,990 SHARES OUTSTANDING–100.00%	$2,093,843,172

ΔSecurities have been classified by country of origin.
×Fully or partially pledged as collateral for derivatives and TBA's.
φStep coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2023.
✠All or a portion of this amount represents unfunded loan commitments. The interest rate for the unfunded portion will be determined at the time of funding.
+Delayed settlement. Interest rate to be determined upon settlement date.
§Represents an unfunded commitment
μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
@PIK. 100% of the income received was in the form of additional par.
♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

*Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
^Zero coupon security. The rate shown is the yield at the time of purchase.
‡Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
»Units consist of 1 share of common stock and 1 warrant.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

ΩPerpetual maturity with no stated maturity date.
∞Partially pledged as collateral for options.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 4 in "Notes to Consolidated Financial Statements."

†Non-income producing.
#Partially pledged as collateral for open derivatives.
≠The rate shown is the effective yield at the time of purchase.
LVIP BlackRock Global Allocation Fund-36

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $45,659,088, which represented 2.18% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances)
with respect to these securities.

Restricted Securities
Investment	Date of Acquisition/In-kind Transfer	Cost	Value
10x Future Technologies Ltd.	6/6/2022	$966,417	$595,964
Breeze Aviation Group, Inc. Series B	6/6/2022	814,265	427,592
Bytedance Ltd. Series E	6/6/2022	3,886,481	3,832,020
Caresyntax, Inc.	6/6/2022	240,886	244,506
CML Trigrams	6/6/2022	1,913,939	1,911,344
Crown PropTech Acquisitions	2/6/2023	0	0
Cypher Bidco	6/6/2022	1,526,392	1,549,378
Databricks, Inc. Series F	6/6/2022	3,699,434	4,674,307
Databricks, Inc. Series G	6/6/2022	1,010,938	1,277,340
Dream Finders Homes, Inc.	6/6/2022	2,327,696	2,285,539
Epic Games, Inc.	6/6/2022	2,952,750	1,946,751
Exo Imaging, Inc. Series C	6/6/2022	407,022	273,420
Fanatics Holdings, Inc.	6/6/2022	2,573,239	2,797,791
Farmers Business Network, Inc.	6/6/2022	1,258,125	94,625
Galaxy Universal LLC	6/6/2022	1,322,187	1,315,378
GM Cruise Holdings LLC Class G	6/6/2022	542,495	162,387
Grand Rounds, Inc.	4/29/2019	1,804,027	1,055,749
Green Plains Operating Co. LLC	6/6/2022	946,689	914,920
Jawbone, Inc.	4/29/2019	0	0
Jumpcloud, Inc. Series E-1	6/6/2022	2,531,915	1,273,332
Jumpcloud, Inc. Series F	6/6/2022	166,530	83,750
Lesson Nine GmbH Series B	6/6/2022	514,311	327,779
Loadsmart, Inc. Series C	6/6/2022	1,759,432	938,428
Loadsmart, Inc. Series D	6/6/2022	155,855	98,731
Lookout, Inc.	4/29/2019	153,118	56,966
Lookout, Inc. Series F	4/29/2019	2,322,271	1,276,762
LUKOIL PJSC	10/31/2018	11,802	0
MCM Trust Series 2006-4 A2B	6/6/2022	410,511	367,333
Mercia A-1	6/6/2022	569,883	577,004
Mercia A-2	6/6/2022	1,737,637	1,759,347
Mercia B-1	6/6/2022	100,093	101,343
MMC Norilsk Nickel PJSC	10/31/2018	8,399	0
Mntn Digital Series D	6/6/2022	377,132	263,575
Mythic AL, Inc. Series C	6/6/2022	391,278	0
Neon Pagamentos SA	6/6/2022	1,403,856	1,776,944
Noodle Partners, Inc. Series C	6/6/2022	424,113	321,382
Novatek PJSC GDR	2/17/2021	6,347	0
OpenDoor	6/6/2022	1,040,098	1,013,679
PsiQuantum Corp. Series D	6/6/2022	379,300	419,934
Quintis Australia Pty. Ltd.	4/29/2019	967,514	0
Relativity Space, Inc. Series E	6/6/2022	555,650	584,864
Salt Pay Co. Ltd. Series C	6/6/2022	465,535	142,922
SambaNova Systems, Inc. Series C	6/6/2022	1,364,826	1,075,164
SambaNova Systems, Inc. Series D	6/6/2022	434,237	342,077
Sheraton Austin	6/6/2022	1,342,359	1,313,121
Snorkel AI, Inc. Series B	6/6/2022	41,487	38,811
LVIP BlackRock Global Allocation Fund-37

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Restricted Securities (continued)
Investment	Date of Acquisition/In-kind Transfer	Cost	Value
Snorkel AI, Inc. Series C	6/6/2022	$148,614	$139,026
Sonder Secured Notes	6/6/2022	1,223,774	1,125,759
Starwood Property Trust, Inc.	6/6/2022	1,393,441	1,350,941
TVC DSCR 21-1	6/6/2022	578,502	410,557
Ukraine Government International Bonds	9/1/2022	34,394	39,820
Ukraine Government International Bonds	9/15/2022	69,390	79,430
Ukraine Government International Bonds	9/1/2022	50,025	59,000
Ursa Major Technologies, Inc.	6/6/2022	470,678	328,548
Verge Genomics, Inc. Series B	6/6/2022	513,271	699,129
Vita Global FinCo Ltd.	6/6/2022	643,472	631,160
Vita Global FinCo Ltd.	6/6/2022	459,231	447,358
Volta Series C	6/6/2022	174,273	0
Zero Mass Water, Inc. Series C-1	6/6/2022	1,583,070	836,101
Total		$55,170,606	$45,659,088

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	COP	(4,048,938,320)	USD	995,009	1/9/24	$—	$(47,880)
BCLY	COP	4,048,938,320	USD	(950,622)	8/15/24	49,528	—
BCLY	CZK	(79,003,984)	USD	3,481,404	3/14/24	—	(44,273)
BCLY	EUR	(469,391)	USD	504,955	3/14/24	—	(14,779)
BCLY	EUR	347,000	USD	(378,907)	3/14/24	5,310	—
BCLY	EUR	(3,918,109)	USD	4,325,174	3/20/24	—	(14,245)
BCLY	GBP	3,386,715	USD	(4,325,174)	3/20/24	—	(6,599)
BCLY	HKD	(146,635,780)	USD	18,805,004	3/20/24	—	(8,476)
BCLY	HUF	770,101,997	USD	(2,208,540)	3/20/24	—	(8,322)
BCLY	MXN	(24,578,982)	USD	1,390,478	3/14/24	—	(39,488)
BCLY	MYR	10,610,738	USD	(2,281,143)	3/14/24	45,705	—
BCLY	NOK	3,743,643	USD	(341,430)	3/14/24	27,655	—
BCLY	NOK	(3,955,341)	USD	378,907	3/14/24	—	(11,050)
BCLY	THB	150,271,710	USD	(4,235,273)	3/14/24	195,844	—
BCLY	TRY	2,968,200	USD	(76,162)	12/4/24	—	(1,561)
BNP	COP	(10,411,555,680)	USD	2,518,762	1/9/24	—	(162,950)
BNP	COP	5,461,799,000	USD	(1,244,429)	5/17/24	127,203	—
BNP	COP	10,411,555,680	USD	(2,407,797)	8/15/24	164,019	—
BNP	EUR	698,000	USD	(763,088)	3/14/24	9,774	—
BNP	EUR	(696,000)	USD	771,061	3/14/24	413	—
BNP	GBP	(605,976)	USD	763,088	3/14/24	—	(9,605)
BNP	IDR	(30,576,505,134)	USD	1,975,265	3/20/24	—	(10,427)
BNP	JPY	12,690,379,738	USD	(90,844,981)	3/21/24	314,690	—
BNP	KRW	10,019,653,661	USD	(7,791,636)	3/20/24	—	(18,195)
BNP	NOK	7,833,898	USD	(771,061)	3/14/24	1,282	—
CITI	AUD	1,682,000	USD	(1,106,860)	3/14/24	41,927	—
CITI	BRL	(28,469,802)	USD	5,738,375	3/20/24	—	(78,297)
CITI	BRL	(18,084,091)	USD	3,453,772	4/2/24	—	(237,396)
CITI	CLP	(323,967,000)	USD	366,956	3/14/24	784	—
CITI	COP	4,353,822,000	USD	(1,073,189)	1/31/24	42,786	—
CITI	COP	(5,461,799,000)	USD	1,346,863	2/20/24	—	(48,109)
CITI	COP	(15,619,995,536)	USD	3,842,463	3/14/24	—	(128,396)
CITI	EUR	(29,038)	USD	31,187	3/14/24	—	(965)
CITI	EUR	(1,871,463)	USD	2,010,006	3/20/24	—	(62,693)
CITI	EUR	(6,493,449)	USD	7,287,450	3/20/24	95,769	—
CITI	HUF	261,581,000	USD	(734,262)	3/14/24	13,452	—
LVIP BlackRock Global Allocation Fund-38

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
CITI	IDR	5,781,290,000	USD	(374,315)	3/14/24	$1,142	$—
CITI	ILS	14,086,878	USD	(3,585,360)	1/29/24	307,829	—
CITI	INR	(192,378,320)	USD	2,302,688	3/20/24	—	(416)
CITI	KRW	2,838,783,000	USD	(2,172,515)	3/14/24	29,150	—
CITI	MXN	31,395,432	USD	(1,796,632)	3/20/24	28,105	—
CITI	MXN	125,194,749	USD	(7,287,450)	3/20/24	—	(10,991)
CITI	NOK	341,953	USD	(31,187)	3/14/24	2,526	—
CITI	PLN	(1,968,659)	USD	488,150	3/14/24	—	(11,673)
CITI	THB	70,661,764	USD	(2,010,006)	3/20/24	74,668	—
CITI	TWD	(11,864,340)	USD	381,000	1/22/24	—	(9,118)
CITI	ZAR	81,013,060	USD	(4,385,010)	3/20/24	12,649	—
DB	EUR	(105,235)	USD	113,670	3/14/24	—	(2,851)
DB	EUR	(4,402,448)	USD	4,897,557	3/20/24	21,719	—
DB	EUR	(12,472,200)	USD	13,564,925	3/21/24	—	(248,971)
DB	GBP	(6,794,539)	USD	8,670,333	3/20/24	6,266	—
DB	HUF	411,138,216	USD	(1,148,503)	3/14/24	26,713	—
DB	JPY	1,923,642,034	USD	(13,564,925)	3/21/24	253,304	—
DB	NOK	(87,192,057)	USD	8,300,674	3/20/24	—	(296,582)
DB	PLN	13,207,782	USD	(3,362,792)	3/20/24	—	(9,799)
DB	ZAR	(84,166,304)	USD	4,383,365	3/14/24	—	(187,951)
DB	ZAR	89,790,584	USD	(4,897,557)	3/20/24	—	(23,425)
GSI	BRL	(24,724,384)	USD	4,949,828	3/14/24	—	(103,930)
GSI	CLP	861,973,000	USD	(974,311)	3/14/24	—	(44)
GSI	TRY	20,747,718	USD	(533,583)	12/4/24	—	(12,119)
HSBC	AUD	49,240,969	USD	(33,059,648)	3/20/24	576,855	—
HSBC	CAD	32,851,627	USD	(24,530,794)	3/20/24	289,186	—
HSBC	CHF	(8,421,928)	USD	9,797,154	3/20/24	—	(300,020)
HSBC	DKK	52,490,575	USD	(7,775,734)	3/20/24	29,765	—
HSBC	NOK	102,994,048	USD	(9,797,154)	3/20/24	358,200	—
HSBC	SEK	69,439,192	USD	(6,808,266)	3/20/24	98,284	—
JPMC	EUR	1,700,000	USD	(1,859,577)	3/20/24	23,221	—
JPMC	ILS	(14,086,878)	USD	3,692,685	1/29/24	—	(200,503)
JPMC	INR	101,127,000	USD	(1,209,436)	3/14/24	1,709	—
JPMC	JPY	54,669,129	USD	(381,000)	1/22/24	8,105	—
JPMC	SGD	5,198,914	USD	(3,930,160)	3/20/24	23,817	—
MSC	AUD	4,900,000	USD	(3,289,739)	3/20/24	57,451	—
MSC	BRL	(8,976,723)	USD	1,747,838	4/2/24	—	(84,413)
MSC	EUR	8,521,169	USD	(9,285,091)	3/20/24	152,348	—
MSC	NZD	1,752,447	USD	(1,087,334)	3/20/24	20,695	—
MSC	PLN	(7,567,324)	USD	1,883,074	3/14/24	—	(38,193)
MSC	TWD	221,480,187	USD	(7,214,338)	3/20/24	125,559	—
UBS	BRL	35,742,780	USD	(7,277,958)	3/20/24	24,659	—
UBS	CHF	29,086,550	USD	(33,907,719)	3/20/24	964,575	—
UBS	CNH	62,100,881	USD	(8,769,329)	3/20/24	—	(5,239)
UBS	EUR	(6,517,410)	USD	7,277,958	3/20/24	59,739	—
UBS	EUR	14,282,611	USD	(15,754,863)	3/20/24	63,540	—
UBS	EUR	(3,563,547)	USD	3,930,877	3/20/24	—	(15,853)
UBS	GBP	2,400,000	USD	(3,062,950)	3/20/24	—	(2,586)
UBS	IDR	(72,665,257,364)	USD	4,635,476	3/14/24	—	(83,658)
Total Foreign Currency Exchange Contracts						$4,777,920	$(2,602,041)
LVIP BlackRock Global Allocation Fund-39

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
358	Australia 10 yr Bonds	$28,461,666	$27,661,961	3/15/24	$799,705	$—
994	EURO-BOBL	130,889,099	130,183,488	3/7/24	705,611	—
34	Euro-BTP	4,472,212	4,327,591	3/7/24	144,621	—
247	Euro-Bund	37,416,558	36,388,902	3/7/24	1,027,656	—
(9)	Euro-Buxl	(1,408,066)	(1,299,761)	3/7/24	—	(108,305)
88	Euro-O.A.T.	12,775,883	12,391,608	3/7/24	384,275	—
(68)	Euro-Schatz	(7,998,185)	(7,965,845)	3/7/24	—	(32,340)
(50)	Japan 10 yr Bonds (OSE)	(52,024,823)	(51,717,744)	3/13/24	—	(307,079)
74	Long Gilt	9,682,370	9,065,572	3/26/24	616,798	—
(538)	U.S. Treasury 10 yr Notes	(60,735,156)	(59,170,355)	3/19/24	—	(1,564,801)
(2,011)	U.S. Treasury 10 yr Ultra Notes	(237,329,422)	(226,798,524)	3/19/24	—	(10,530,898)
(2,643)	U.S. Treasury 2 yr Notes	(544,230,866)	(539,882,124)	3/28/24	—	(4,348,742)
3,975	U.S. Treasury 5 yr Notes	432,374,416	424,321,796	3/28/24	8,052,620	—
132	U.S. Treasury Long Bonds	16,491,750	15,295,349	3/19/24	1,196,401	—
191	U.S. Treasury Ultra Bonds	25,516,406	24,129,088	3/19/24	1,387,318	—
					14,315,005	(16,892,165)
Equity Contracts:
1	DAX Index	466,778	467,774	3/15/24	—	(996)
6	E-mini MSCI Emerging Markets Index	310,110	296,539	3/15/24	13,571	—
(194)	E-mini NASDAQ 100	(66,051,180)	(63,819,809)	3/15/24	—	(2,231,371)
21	E-mini Russell 2000 Index	2,150,085	2,001,343	3/15/24	148,742	—
267	E-mini S&P 500 Index	64,347,000	62,544,307	3/15/24	1,802,693	—
(42)	Euro STOXX 50 Index	(2,106,403)	(2,127,820)	3/15/24	21,417	—
226	Euro STOXX Bank Index	1,486,977	1,502,297	3/15/24	—	(15,320)
(17)	FTSE 100 Index	(1,680,760)	(1,647,333)	3/15/24	—	(33,427)
1	Japanese Yen	117,961	118,407	3/7/24	—	(446)
126	Nikkei 225 Index (OSE)	29,891,489	29,218,951	3/7/24	672,538	—
4	S&P / TSX 60 Index	767,005	741,059	3/14/24	25,946	—
					2,684,907	(2,281,560)
Total Futures Contracts					$16,999,912	$(19,173,725)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
AVIS Budget Group 4.75 - 04/01/2028- Quarterly	431,000	(5.00%)	12/20/26	$(34,557)	$(36,951)	$2,394	$—
ITRAXX.XO.38- Quarterly[4]	EUR 554,970	(5.00%)	12/20/27	(62,060)	(7,343)	—	(54,717)
					(44,294)	2,394	(54,717)
Protection Sold
CDX.NA.HY.39- Quarterly[5]	1,974,988	(5.00%)	12/20/27	123,700	(23,208)	146,908	—
CDX.NA.HY.41- Quarterly[5]	3,088,088	(5.00%)	12/20/28	185,284	93,168	92,116	—
CDX.NA.IG.39- Quarterly[6]	1,578,595	(1.00%)	12/20/27	30,698	1,949	28,749	—
					71,909	267,773	—

LVIP BlackRock Global Allocation Fund-40

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Protection Purchased
JPMC American Airlines Group, Inc. 3.75 - 03/01/2025 - Quarterly	105,000	(5.00%)	12/20/24	$(3,085)	$(1,189)	$—	$(1,896)
BNP BorgWarner, Inc. 3.38 - 03/15/2025 - Quarterly	45,000	(1.00%)	12/20/27	(748)	497	—	(1,245)
JPMC Credit Suisse Group 5.00 - 07/29/2019 - Quarterly	EUR 840,000	(1.00%)	6/20/28	(12,526)	25,893	—	(38,419)
GSI General Electric Co. 6.75 - 03/15/2032 -Quarterly	107,914	(1.00%)	6/20/27	(2,318)	1,576	—	(3,894)
MSC General Electric Co. 6.75 - 03/15/2032 -Quarterly	107,914	(1.00%)	6/20/27	(2,318)	1,576	—	(3,894)
MSC General Electric Co. 6.75 - 03/15/2032 -Quarterly	144,172	(1.00%)	6/20/27	(3,096)	1,975	—	(5,071)
GSI Panama Government International Bonds, 8.88 - 09/30/2027 - Quarterly	90,000	(1.00%)	12/20/28	2,456	3,019	—	(563)
BCLY Panama Government International Bonds, 8.88 - 09/30/2027 - Quarterly	85,000	(1.00%)	12/20/28	2,319	2,669	—	(350)
JPMC Paramount Global 4.75 - 05/15/2025 - Quarterly	220,000	(1.00%)	6/20/28	4,981	8,727	—	(3,746)
BCLY Paramount Global 4.75 - 05/15/2025 - Quarterly	48,951	(1.00%)	6/20/28	1,108	1,853	—	(745)
BCLY Paramount Global 4.75 - 05/15/2025 - Quarterly	45,524	(1.00%)	6/20/28	1,031	1,724	—	(693)
BCLY Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	50,000	(1.00%)	6/20/24	156	1,572	—	(1,416)
BCLY Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	50,000	(1.00%)	12/20/27	9,559	10,327	—	(768)
GSI Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	85,000	(1.00%)	6/20/25	3,127	13,072	—	(9,945)
CITI Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	50,000	(1.00%)	12/20/27	2,908	4,635	—	(1,727)
GSI Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	55,000	(1.00%)	12/20/27	10,515	11,366	—	(851)
CITI Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	30,000	(1.00%)	12/20/27	5,735	6,521	—	(786)
CITI Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	40,000	(1.00%)	12/20/27	7,647	8,949	—	(1,302)
BOA Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	80,000	(1.00%)	12/20/27	15,294	16,980	—	(1,686)
CITI Pitney Bowes, Inc. 4.63 - 03/15/2024 - Quarterly	135,000	(1.00%)	6/20/25	4,968	17,385	—	(12,417)
JPMC Simon Property Group LP 2.65 - 07/15/2030 - Quarterly	460,000	(1.00%)	6/20/28	(6,401)	9,459	—	(15,860)
CITI Southwest Airlines Co. 5.13 - 06/15/2027 - Quarterly	655,000	(1.00%)	12/20/28	(2,394)	5,015	—	(7,409)
BCLY Staples, Inc. 10.75 - 04/15/2027 - Quarterly	85,000	(5.00%)	6/20/24	398	2,339	—	(1,941)
JPMC Xerox Corp. 3.80 - 05/15/2024 - Quarterly	90,000	(1.00%)	12/20/27	5,234	8,373	—	(3,139)
LVIP BlackRock Global Allocation Fund-41

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts (continued)
Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter: (continued)
Protection Purchased (continued)
MSC Xerox Corp. 3.80 - 05/15/2024 - Quarterly	30,000	(1.00%)	12/20/28	$2,626	$3,619	$—	$(993)
JPMC Xerox Corp. 3.80 - 05/15/2024 - Quarterly	15,000	(1.00%)	12/20/28	1,313	1,810	—	(497)
					169,742	—	(121,253)
Protection Sold
JPMC Vistra Operations Co. LLC 5.50 - 09/01/2026 - Quarterly	239,000	(5.00%)	12/20/25	17,595	8,333	9,262	—
					178,075	9,262	(121,253)
Total CDS Contracts					$205,690	$279,429	$(175,970)
Swap Contract1
Inflation Swap Contract
	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation[2]
Centrally Cleared:
Pay amounts based on Inflation EU- CPI-U Index and receive fixed rate coupon at maturity	EUR 1,585,000	(2.69%)	8/15/32	$25,378	$25,378
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Payment Frequency (Fixed Rate/Floating Rate)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared
GBP28,459,891	(4.26)	5.19[7]	At Maturity	9/6/24	$(301,564)	$48	$—	$(301,612)
GBP95,425,000	(3.18)	1.00[7]	At Maturity	2/10/28	317,219	428	316,791	—
GBP18,065,380	2.47	(5.19)[7]	At Maturity	4/3/24	579,489	(253)	579,742	—
GBP36,130,761	(3.22)	5.19[7]	At Maturity	4/3/24	(819,456)	306	—	(819,762)
EUR76,731,282	1.00	(4.06)[8]	Annual/Semiannual	5/4/24	905,700	100	905,600	—
EUR153,462,565	(1.75)	4.06[8]	At Maturity	5/4/24	(559,984)	201	—	(560,185)
EUR3,655,837	0.02	(3.94)[8]	Annual/Semiannual	8/26/31	733,829	58	733,771	—
ZAR32,110,438	(9.90)	8.40[9]	Quarterly	9/20/33	93,505	30	93,475	—
MXN110,256,953	(8.17)	11.50[10]	Monthly	6/10/33	(135,649)	98	—	(135,747)
ZAR16,055,219	(9.92)	8.40[9]	Quarterly	9/20/33	48,051	16	48,035	—
ZAR16,055,220	(9.90)	8.40[9]	Quarterly	9/20/33	46,810	15	46,795	—
MXN161,440,694	(9.79)	11.51[10]	Monthly	2/4/25	(99,509)	20	—	(99,529)
MXN161,440,698	(9.80)	11.51[10]	Monthly	2/4/25	(97,933)	20	—	(97,953)
11,013,000	(3.47)	1.00[11]	Annual	3/10/27	62,678	39	62,639	—
MXN24,581,627	(4.68)	11.51[10]	Monthly	2/27/24	(23,543)	—	—	(23,543)
MXN24,581,627	(4.86)	11.50[10]	Monthly	3/1/24	(22,928)	(1)	—	(22,927)
KRW3,832,574,953	(3.38)	3.83[12]	Quarterly	9/20/26	19,789	24	19,765	—
MXN20,296,160	(6.48)	11.50[10]	Monthly	8/12/26	(82,864)	3	—	(82,867)
MXN27,869,289	(6.47)	11.50[10]	Monthly	8/13/26	(114,091)	5	—	(114,096)
MXN13,784,000	(6.44)	11.50[10]	Monthly	8/14/26	(56,825)	5	—	(56,830)
MXN22,719,389	(6.42)	11.50[10]	Monthly	8/14/26	(94,464)	3	—	(94,467)
MXN20,466,582	(6.42)	11.51[10]	Monthly	8/17/26	(84,545)	3	—	(84,548)
LVIP BlackRock Global Allocation Fund-42

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts (continued)
Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Payment Frequency (Fixed Rate/Floating Rate)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared: (continued)
EUR8,364,000	(2.34)	1.00[13]	Annual	1/19/33	$19,128	$106	$19,022	$—
15,341,328	(3.14)	1.00[11]	Annual	5/12/33	(147,041)	133	—	(147,174)
GBP7,195,000	(4.86)	5.19[7]	Annual	6/20/28	514,596	(17)	514,613	—
348,543,600	(5.45)	5.40[11]	At Maturity	10/2/24	1,106,985	11,241	1,095,744	—
139,790,300	(4.31)	5.40[11]	Annual	9/29/33	9,131,355	11,811	9,119,544	—
MXN76,273,000	(10.84)	11.50[10]	Monthly	9/25/25	63,026	17	63,009	—
124,983,600	(5.00)	5.40[11]	Annual	10/2/25	1,521,237	18,229	1,503,008	—
1,669,600	4.25	(5.40)[11]	Annual	9/29/43	(173,103)	1,127	—	(174,230)
19,372,700	(4.69)	5.40[11]	Annual	10/2/26	400,645	4,129	396,516	—
47,186,200	4.03	(5.40)[11]	Annual	9/29/53	(5,965,522)	14,811	—	(5,980,333)
37,434,700	(4.42)	5.40[11]	Annual	10/2/28	1,321,038	8,436	1,312,602	—
COP6,976,750,524	10.18	(12.02)[14]	Annual	6/20/25	(5,052)	—	—	(5,052)
MXN117,201,000	(9.13)	11.51[10]	Monthly	8/15/28	125,529	60	125,469	—
12,576,416	4.40	(5.40)[11]	Annual	11/1/33	(934,835)	204	—	(935,039)
5,872,019	3.65	(5.40)[11]	Annual	11/3/53	(339,881)	187	—	(340,068)
MXN145,360,000	10.95	(11.51)[10]	Monthly	12/3/24	(2,261)	10	—	(2,271)
5,476,382	3.46	(1.00)[11]	Annual	12/15/36	(24,277)	91	—	(24,368)
7,951,817	(3.30)	1.00[11]	Annual	10/23/27	28,692	35	28,657	—
21,582,000	(4.17)	1.00[11]	At Maturity	10/23/26	213,933	27	213,906	—
11,231,000	(4.20)	1.00[11]	Annual	10/23/27	222,410	48	222,362	—
43,180,700	(4.21)	1.00[11]	At Maturity	10/27/26	444,752	53	444,699	—
14,868,517	(4.40)	5.40[11]	Annual	10/31/28	532,892	135	532,757	—
21,625,475	(4.07)	1.00[11]	Annual	11/3/27	377,597	95	377,502	—
5,872,019	(4.00)	5.40[11]	Annual	11/3/53	725,977	187	725,790	—
5,334,575	(3.95)	1.00[11]	Annual	11/3/27	81,642	24	81,618	—
5,334,575	(3.92)	1.00[11]	Annual	11/3/27	78,771	24	78,747	—
10,669,150	(3.99)	1.00[11]	Annual	11/3/27	169,983	47	169,936	—
22,360,600	(3.86)	1.00[11]	Annual	11/10/27	306,475	98	306,377	—
23,960,835	(3.25)	1.00[11]	Annual	12/15/28	31,387	108	31,279	—
CZK46,849,000	4.10	(1.00)[15]	Annual/Semiannual	3/20/26	(8,472)	10	—	(8,482)
GBP6,812,320	(4.12)	5.19[7]	Annual	11/17/28	268,066	323	267,743	—
GBP6,858,000	(4.12)	5.19[7]	Annual	11/21/28	272,277	327	271,950	—
						$73,284	$20,709,463	$(10,111,083)

Counterparty	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Payment Frequency (Fixed Rate/Floating Rate)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter
BCLY	BRL3,948,031	(11.82)	1.00[16]	At Maturity	1/2/26	$30,301	$—	$30,301	$—
BCLY	BRL2,939,291	(11.56)	1.00[16]	At Maturity	1/2/26	18,389	—	18,389	—
BCLY	BRL32,556,000	(10.32)	1.00[16]	At Maturity	1/4/27	82,000	—	82,000	—
BNP	BRL2,914,185	(11.27)	1.00[16]	At Maturity	1/2/26	14,154	—	14,154	—
BNP	BRL19,423,774	(10.12)	1.00[16]	At Maturity	1/4/27	13,122	—	13,122	—
BNP	BRL108,408	(10.12)	1.00[16]	At Maturity	1/4/27	71	—	71	—
BNP	BRL14,282,031	(10.03)	1.00[16]	At Maturity	1/4/27	1,089	—	1,089	—
BOA	BRL20,244,680	(10.12)	1.00[16]	At Maturity	1/4/27	13,323	—	13,323	—
BOA	BRL15,193,012	(10.10)	1.00[16]	At Maturity	1/4/27	7,877	—	7,877	—
BOA	BRL16,337,393	(9.97)	1.00[16]	At Maturity	1/4/27	279	—	279	—
CITI	BRL94,548,867	12.62	(1.00)[16]	At Maturity	1/2/24	(306)	—	—	(306)
CITI	BRL25,721,643	(13.22)	1.00[16]	At Maturity	1/2/25	177,829	—	177,829	—
CITI	BRL2,209,004	(11.76)	1.00[16]	At Maturity	1/2/26	16,186	—	16,186	—
CITI	BRL15,903,253	(9.95)	1.00[16]	At Maturity	1/4/27	(1,348)	—	—	(1,348)
GSI	BRL4,311,444	(10.11)	1.00[16]	At Maturity	1/2/26	2,184	—	2,184	—
JPMC	BRL48,919,908	(13.15)	1.00[16]	At Maturity	1/3/25	324,494	—	324,494	—
JPMC	BRL48,895,263	(13.18)	1.00[16]	At Maturity	1/3/25	330,061	—	330,061	—
JPMC	BRL10,128,697	(9.39)	1.00[16]	At Maturity	1/3/25	(154,929)	—	—	(154,929)
JPMC	BRL11,049,648	(9.42)	1.00[16]	At Maturity	1/3/25	(166,384)	—	—	(166,384)
JPMC	BRL2,306,349	(11.78)	1.00[16]	At Maturity	1/5/26	17,084	—	17,084	—
JPMC	BRL15,866,631	(10.03)	1.00[16]	At Maturity	1/5/27	6,739	—	6,739	—
MSC	BRL4,055,900	(11.83)	1.00[16]	At Maturity	1/2/26	31,364	—	31,364	—
LVIP BlackRock Global Allocation Fund-43

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts (continued)
Counterparty	Notional Amount[3]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Payment Frequency (Fixed Rate/Floating Rate)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter: (continued)
MSC	BRL15,883,708	(9.99)	1.00[16]	At Maturity	1/4/27	$2,968	$—	$2,968	$—
							—	1,089,514	(322,967)
Total IRS Contracts							$73,284	$21,798,977	$(10,434,050)
Swap Contracts1
Total Return Swap (TRS) Contracts
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Paid (Received)	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
CITI- Receive amounts based on Citi Equity U.S. 1 Week Volatility Carry Index and pay variable payments based on SOFR12M at maturity	4,500	(0.01%)	3/15/24	$1,305	$1,305	$—
JPMC- Receive amounts based on iShares iBoxx $ High Yield Cor- porate Bond ETF and pay vari- able payments based on SOFR12M at maturity	37,388	(5.05%)	3/19/24	47,403	47,403	—
JPMC- Receive amounts based on iShares iBoxx $ High Yield Cor- porate Bond ETF and pay vari- able payments based on SOFR12M at maturity	37,388	(5.30%)	3/19/24	47,286	47,286	—
BNP- Receive amounts based on iShares iBoxx $ High Yield Cor- porate Bond ETF and pay vari- able payments based on SOFR12M at maturity	37,388	(5.05%)	3/15/24	45,152	45,152	—
BNP- Receive amounts based on iShares iBoxx $ High Yield Cor- porate Bond ETF and pay vari- able payments based on SOFR12M at maturity	56,024	(5.05%)	3/15/24	60,560	60,560	—
BNP- Receive amounts based on iShares iBoxx $ High Yield Cor- porate Bond ETF and pay vari- able payments based on SOFR12M at maturity	99,134	(5.15%)	3/15/24	31,544	31,544	—
BNP- Receive variable amounts based on SOFR12M and pay quarterly payments based on iShares iBoxx $ Investment Grade Corporate Bond ETF	(21,397)	3.70%	3/15/24	(3,209)	—	(3,209)
JPMC- Receive amounts based on iShares iBoxx $ High Yield Cor- porate Bond ETF and pay vari- able payments based on SOFR12M at maturity	74,587	(5.27%)	3/19/24	23,524	23,524	—
LVIP BlackRock Global Allocation Fund-44

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Total Return Swap (TRS) Contracts (continued)
Counterparty/ Swap Obligation	Notional Amount[3]	Floating Interest Paid (Received)	Termination Date	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter: (continued)
GSI- Receive amounts based on iShares iBoxx $ High Yield Cor- porate Bond ETF and pay vari- able payments based on SOFR12M at maturity	74,587	(5.27%)	3/19/24	$23,524	$23,524	$—
JPMC- Receive variable amounts based on SOFR12M and pay quarterly payments based on iShares iBoxx $ Investment Grade Corporate Bond ETF	(23,135)	4.33%	3/19/24	(3,008)	—	(3,008)
BNP- Receive amounts based on S&P 500 Equal Weight Total Return Index and pay variable payments based on SOFR12M at maturity	371	(5.98%)	3/15/24	23,727	23,727	—
Total TRS Contracts					$304,025	$(6,217)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[17]	Termination Date[18]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Long Equities
United States
CITI - Dollar General Corp. - Monthly	11	5.17%	1/12/2024	1,454	$41	$41	$—
CITI - MercadoLibre, Inc. - Monthly	5	5.17%	1/12/2024	7,945	(88)	—	(88)
Short Equities
Australia
JPM - Computershare Ltd. - Monthly	(58,880)	5.07%	1/12/2024	(916,322)	(62,297)	—	(62,297)
JPM - Evolution Mining Ltd. - Monthly	(10,585)	5.07%	1/12/2024	(25,118)	(3,447)	—	(3,447)
JPM - Goodman Group - Monthly	(4,633)	5.07%	1/12/2024	(70,849)	(9,027)	—	(9,027)
JPM - Idp Education Ltd. - Monthly	(4,585)	5.07%	1/12/2024	(70,145)	7,563	7,563	—
JPM - LendLease Group Stapled Securities - Monthly	(13,992)	5.07%	1/12/2024	(63,361)	(7,865)	—	(7,865)
JPM - Lynas Rare Earths, Ltd. - Monthly	(140,773)	5.07%	1/12/2024	(592,932)	(93,926)	—	(93,926)
JPM - Mineral Resources Ltd. - Monthly	(19,224)	5.07%	1/12/2024	(792,780)	(124,234)	—	(124,234)
JPM - Origin Energy - Monthly	(432)	5.07%	1/12/2024	(2,411)	(82)	—	(82)
CITI - Origin Energy - Monthly	(8,249)	5.02%	1/23/2024	(47,007)	(605)	—	(605)
JPM - Santos Ltd. - Monthly	(3,533)	5.07%	1/12/2024	(16,884)	(1,414)	—	(1,414)
JPM - Suncorp Group Ltd. - Monthly	(6,884)	5.07%	1/12/2024	(63,072)	(1,899)	—	(1,899)
Belgium
JPM - D'Ieteren Group - Monthly	(1,008)	5.06%	1/12/2024	(175,303)	(21,548)	—	(21,548)
CITI - D'Ieteren Group - Monthly	(209)	5.06%	1/23/2024	(40,393)	(422)	—	(422)
Brazil
JPM - AGL Energy Ltd. - Monthly	(5,148)	5.07%	1/12/2024	(32,847)	(410)	—	(410)
JPM - Alpargatas SA - Monthly	(19,968)	1.68%	1/12/2024	(36,895)	(4,705)	—	(4,705)
JPM - Banco BTG Pactual SA - Monthly	(2,553)	4.92%	1/12/2024	(17,836)	(1,931)	—	(1,931)
JPM - BRF SA - Monthly	(20,763)	1.82%	1/12/2024	(58,411)	(618)	—	(618)
CITI - Cia Saneamento Basico de SP - Monthly	(26,999)	4.92%	1/23/2024	(415,942)	(2,972)	—	(2,972)
JPM - Endeavour Group Ltd. - Monthly	(11,451)	5.07%	1/12/2024	(38,127)	(2,528)	—	(2,528)
JPM - Hapvida Participacoes - Monthly	(1,800,411)	4.90%	1/12/2024	(1,592,707)	(56,632)	—	(56,632)
JPM - Localiza Rent a Car SA - Monthly	(342)	0.01%	1/12/2024	0	(1,408)	—	(1,408)
JPM - Localiza Rent A Car SA - Monthly	(95,432)	4.92%	1/12/2024	(1,184,860)	(64,620)	—	(64,620)
JPM - NEXTDC Ltd. - Monthly	(3,625)	5.07%	1/12/2024	(31,569)	(2,347)	—	(2,347)
CITI - Petro Rio SA - Monthly	(2,563)	4.92%	1/23/2024	(23,924)	(373)	—	(373)
JPM - Pro Medicus Ltd. - Monthly	(798)	5.07%	1/12/2024	(47,289)	(4,824)	—	(4,824)
Canada
CITI - Brookfield Asset Management Ltd. - Monthly	(3,041)	5.12%	1/23/2024	(120,929)	(1,211)	—	(1,211)
LVIP BlackRock Global Allocation Fund-45

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[17]	Termination Date[18]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation

Canada (continued)
CITI - Imperial Oil Ltd. - Monthly	(4,056)	5.12%	1/23/2024	(229,465)	$(1,580)	$—	$(1,580)
JPM - Power Corp of Canada - Monthly	(2,701)	5.07%	1/12/2024	(75,899)	(1,337)	—	(1,337)
JPM - Restaurant Brands International, Inc. - Monthly	(1,311)	5.07%	1/12/2024	(94,294)	(8,138)	—	(8,138)
CITI - Restaurant Brands International, Inc. - Monthly	(3,912)	5.12%	1/23/2024	(302,670)	(2,986)	—	(2,986)
CITI - Teck Cominco Ltd. - Monthly	(884)	5.12%	1/23/2024	(37,179)	(188)	—	(188)
China
JPM - Fuyao Glass Industry Group Ltd. - Monthly	(4,000)	5.02%	1/12/2024	(18,096)	(1,370)	—	(1,370)
CITI - Fuyao Glass Industry Group Ltd. - Monthly	(8,400)	5.02%	1/23/2024	(40,310)	(568)	—	(568)
JPM - Shandong Gold Mining Co. Ltd. - Monthly	(106,000)	5.02%	1/12/2024	(198,056)	(3,125)	—	(3,125)
Finland
JPM - Metso Outotec Oyj - Monthly	(18,457)	5.06%	1/12/2024	(179,197)	(8,136)	—	(8,136)
CITI - Metso Outotec Oyj - Monthly	(7,339)	5.06%	1/23/2024	(74,791)	303	303	—
France
JPM - Sartorius Stedim Biotech - Monthly	(4,063)	5.06%	1/12/2024	(902,310)	(171,931)	—	(171,931)
Germany
JPM - Delivery Hero SE - Monthly	(5,780)	5.06%	1/12/2024	(196,124)	36,540	36,540	—
JPM - Hellofresh SE - Monthly	(28,689)	5.06%	1/12/2024	(494,764)	41,548	41,548	—
CITI - Hellofresh SE - Monthly	(713)	0.10%	1/23/2024	(11,173)	(90)	—	(90)
JPM - HOCHTIEF AG - Monthly	(182)	5.06%	1/12/2024	(19,638)	(514)	—	(514)
JPM - Sartorius Ag Vorzug Preference - Monthly	(2,215)	5.05%	1/12/2024	(735,334)	(79,423)	—	(79,423)
CITI - Sartorius Ag Vorzug Preference - Monthly	(236)	5.06%	1/23/2024	(87,195)	385	385	—
CITI - Vonovia SE - Monthly	(19,156)	5.06%	1/23/2024	(598,481)	(5,062)	—	(5,062)
Hong Kong
CITI - Alibaba Health Information Tech Ltd. - Monthly	(32,000)	0.01%	1/23/2024	(16,216)	(1,160)	—	(1,160)
CITI - China Overseas Land & Invest Ltd. - Monthly	(67,000)	5.02%	1/23/2024	(114,377)	(3,689)	—	(3,689)
JPM - China Southern Airlines Co. - Monthly	(296,000)	4.73%	1/12/2024	(129,932)	4,458	4,458	—
CITI - China Vanke Co. Ltd. - Monthly	(37,990)	5.02%	1/23/2024	(33,885)	(1,242)	—	(1,242)
CITI - CSPC Pharmaceutical Group Ltd. - Monthly	(272,000)	5.02%	1/23/2024	(239,129)	(13,764)	—	(13,764)
JPM - Flat Glass Group Co. Ltd. - Monthly	(88,000)	3.68%	1/12/2024	(134,692)	(13,843)	—	(13,843)
CITI - Lenovo Group Ltd. - Monthly	(44,000)	5.02%	1/23/2024	(57,996)	(3,537)	—	(3,537)
JPM - PICC Property and Casualty Co. Ltd. - Monthly	(244,000)	5.02%	1/12/2024	(276,352)	(13,630)	—	(13,630)
JPM - Sino Biopharmaceutical - Monthly	(214,000)	5.02%	1/12/2024	(92,294)	(2,805)	—	(2,805)
JPM - Xiaomi Corp. - Monthly	(330,400)	5.02%	1/12/2024	(618,183)	(41,898)	—	(41,898)
JPM - XPeng, Inc. - Monthly	(7,200)	4.32%	1/12/2024	(54,986)	2,704	2,704	—
CITI - XPeng, Inc. - Monthly	(103,700)	4.52%	1/23/2024	(709,306)	(43,693)	—	(43,693)
JPM - Zhuzhou CRRC Times Electric Co. Ltd. - Monthly	(5,500)	5.02%	1/12/2024	(16,752)	1,045	1,045	—
CITI - Zhuzhou CRRC Times Electric Co. Ltd. - Monthly	(29,000)	5.02%	1/23/2024	(79,789)	(3,031)	—	(3,031)
CITI - ZTE - Monthly	(10,200)	0.01%	1/23/2024	(20,806)	(1,975)	—	(1,975)
Italy
CITI - Nexi SPA - Monthly	(18,259)	5.06%	1/23/2024	(148,636)	(647)	—	(647)
JPM - Telecom Italia SPA - Monthly	(212,888)	5.06%	1/12/2024	(60,934)	(8,208)	—	(8,208)
CITI - Telecom Italia SPA - Monthly	(2,666,327)	5.06%	1/23/2024	(881,181)	15,206	15,206	—
Japan
JPM - Advantest Corp. - Monthly	(18,900)	5.07%	1/12/2024	(556,033)	(86,969)	—	(86,969)
CITI - Advantest Corp. - Monthly	(800)	5.07%	1/23/2024	(27,094)	(123)	—	(123)
CITI - Ajinomoto Co., Inc. - Monthly	(4,600)	5.07%	1/23/2024	(174,578)	(2,898)	—	(2,898)
CITI - Daiichi Sankyo - Monthly	(900)	0.01%	1/23/2024	(24,237)	(478)	—	(478)
JPM - Fujitsu General Ltd. - Monthly	(1,800)	5.07%	1/12/2024	(29,909)	318	318	—
CITI - Lasertec Corporation - Monthly	(6,700)	5.07%	1/23/2024	(1,688,423)	(77,811)	—	(77,811)
CITI - MatsukiyoCocokara & Co. - Monthly	(23,800)	5.07%	1/23/2024	(416,994)	(4,486)	—	(4,486)
JPM - Mercari, Inc. - Monthly	(23,800)	5.07%	1/12/2024	(436,784)	(4,192)	—	(4,192)
CITI - Mercari, Inc. - Monthly	(2,300)	5.07%	1/23/2024	(41,001)	(1,614)	—	(1,614)
JPM - Nikon Corp. - Monthly	(35,700)	5.07%	1/12/2024	(339,267)	(14,188)	—	(14,188)
JPM - Olympus Corp. - Monthly	(73,200)	5.07%	1/12/2024	(1,063,068)	3,745	3,745	—
CITI - Olympus Corp. - Monthly	(9,900)	5.07%	1/23/2024	(144,297)	1,028	1,028	—
CITI - Open House Group Co. Ltd. - Monthly	(800)	5.07%	1/23/2024	(23,242)	(491)	—	(491)
JPM - ORIX - Monthly	(5,000)	5.07%	1/12/2024	(93,532)	(652)	—	(652)
JPM - Park24 Co. Ltd. - Monthly	(2,300)	5.07%	1/12/2024	(27,613)	(1,855)	—	(1,855)
JPM - Rakuten Group, Inc. - Monthly	(228,600)	5.02%	1/12/2024	(920,187)	(97,974)	—	(97,974)
CITI - Recruit Holdings Co. Ltd. - Monthly	(7,800)	5.07%	1/23/2024	(321,409)	(8,459)	—	(8,459)
CITI - Renesas Electronics - Monthly	(2,000)	5.07%	1/23/2024	(35,344)	(812)	—	(812)
JPM - SBI Holdings, Inc. - Monthly	(8,500)	5.07%	1/12/2024	(187,866)	(3,354)	—	(3,354)
JPM - Socionext, Inc. - Monthly	(9,500)	5.04%	1/12/2024	(161,219)	(11,263)	—	(11,263)
LVIP BlackRock Global Allocation Fund-46

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[17]	Termination Date[18]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation

Japan (continued)
CITI - Sony Group Corp. - Monthly	(900)	5.07%	1/23/2024	(82,149)	$(3,447)	$—	$(3,447)
JPM - Square Enix Holdings Co. Ltd. - Monthly	(7,000)	5.06%	1/12/2024	(240,892)	(10,463)	—	(10,463)
JPM - SUMCO Corp. - Monthly	(1,100)	5.07%	1/12/2024	(15,605)	(891)	—	(892)
CITI - SUMCO Corp. - Monthly	(63,100)	5.07%	1/23/2024	(951,202)	4,925	4,925	—
Mexico
CITI - America Movil, SAB de CV - Monthly	(643,122)	4.82%	1/23/2024	(594,524)	(1,598)	—	(1,598)
Netherlands
CITI - ASR Nederland NV - Monthly	(873)	5.06%	1/23/2024	(40,888)	(264)	—	(264)
JPM - DSM-Firmenich AG - Monthly	(4,393)	5.06%	1/12/2024	(416,959)	(29,209)	—	(29,209)
CITI - DSM-Firmenich AG - Monthly	(741)	5.06%	1/23/2024	(74,609)	(649)	—	(649)
CITI - Heineken Holding NV - Monthly	(8,162)	5.06%	1/23/2024	(687,613)	(2,587)	—	(2,587)
CITI - Heineken NV - Monthly	(2,290)	5.06%	1/23/2024	(231,457)	(972)	—	(972)
CITI - Hino Motors Ltd. - Monthly	(7,900)	5.07%	1/23/2024	(24,978)	(985)	—	(985)
JPM - InPost SA - Monthly	(30,786)	5.06%	1/12/2024	(371,965)	(53,373)	—	(53,373)
CITI - InPost SA - Monthly	(651)	0.10%	1/23/2024	(8,883)	(112)	—	(112)
CITI - Kansai Electric Power Co., Inc. - Monthly	(3,200)	5.07%	1/23/2024	(40,804)	(1,681)	—	(1,681)
CITI - Kawasaki Kisen Kaisha Ltd. - Monthly	(700)	5.07%	1/23/2024	(32,554)	2,519	2,519	—
JPM - Koninklijke Philips NV - Monthly	(94)	5.06%	1/12/2024	(1,904)	(284)	—	(284)
CITI - Koninklijke Philips NV - Monthly	(22,170)	5.06%	1/23/2024	(512,953)	(3,093)	—	(3,093)
CITI - Macnica Holdings, Inc. - Monthly	(700)	5.07%	1/23/2024	(37,150)	229	229	—
CITI - Mitsubishi Corp. - Monthly	(2,700)	5.07%	1/23/2024	(42,083)	(1,069)	—	(1,069)
CITI - Suzuki Motor Corp. - Monthly	(1,300)	5.07%	1/23/2024	(55,743)	120	120	—
CITI - Taisho Pharmaceutical Holdings Co. Ltd. - Monthly	(2,900)	5.07%	1/23/2024	(175,802)	(2,003)	—	(2,003)
CITI - Tokai Carbon Co. Ltd. - Monthly	(4,700)	5.07%	1/23/2024	(34,046)	(138)	—	(138)
CITI - Yokogawa Electric Corp. - Monthly	(1,400)	5.07%	1/23/2024	(26,630)	(69)	—	(69)
Norway
CITI - Aker BP ASA - Monthly	(4,510)	5.06%	1/23/2024	(131,272)	99	99	—
CITI - Salmar ASA - Monthly	(8,126)	5.06%	1/23/2024	(428,160)	(27,093)	—	(27,093)
Poland
JPM - Bank Pekao SA - Monthly	(1,129)	4.82%	1/12/2024	(41,436)	(2,192)	—	(2,192)
CITI - KGHM Polska Miedz SA - Monthly	(1,357)	4.82%	1/23/2024	(42,599)	282	282	—
CITI - LPP SA - Monthly	(11)	4.82%	1/23/2024	(46,190)	929	929	—
JPM - Polski Koncern Naftowy ORLEN SA - Monthly	(3,224)	4.82%	1/12/2024	(49,850)	(3,819)	—	(3,819)
Republic of Korea
JPM - ILJIN Materials Co. Ltd. - Monthly	(2,440)	4.48%	1/12/2024	(79,975)	309	309	—
JPM - Kakao Corp. - Monthly	(1,328)	4.97%	1/12/2024	(52,517)	(3,473)	—	(3,473)
CITI - Kakao Corp. - Monthly	(9,547)	4.97%	1/23/2024	(386,862)	(15,655)	—	(15,655)
CITI - LG Chem Ltd. - Monthly	(120)	4.97%	1/23/2024	(45,127)	(1,368)	—	(1,368)
JPM - LG Electronics Inc. - Monthly	(245)	4.97%	1/12/2024	(17,728)	(1,637)	—	(1,637)
CITI - LG Energy Solution Ltd. - Monthly	(1,818)	4.97%	1/23/2024	(585,304)	(18,155)	—	(18,155)
JPM - Posco Chemical Co. Ltd. - Monthly	(2,139)	4.07%	1/12/2024	(561,203)	(35,040)	—	(35,040)
CITI - Posco Chemical Co. Ltd. - Monthly	(1,408)	4.32%	1/23/2024	(383,607)	(8,871)	—	(8,871)
JPM - POSCO Holdings, Inc. - Monthly	(1,201)	4.96%	1/12/2024	(433,151)	(32,646)	—	(32,646)
JPM - SK, Inc. - Monthly	(189)	4.97%	1/12/2024	(24,692)	(1,429)	—	(1,429)
South Africa
JPM - Growthpoint Properties Ltd. - Monthly	(42,563)	4.92%	1/12/2024	(25,663)	(1,514)	—	(1,514)
JPM - Harmony Gold Mining Co. Ltd. - Monthly	(6,488)	4.92%	1/12/2024	(38,551)	(3,865)	—	(3,865)
JPM - Reinet Investments SCA - Monthly	(2,670)	4.92%	1/12/2024	(65,954)	(7,410)	—	(7,410)
JPM - Sasol Ltd. - Monthly	(2,607)	4.92%	1/12/2024	(32,237)	(1,898)	—	(1,898)
Sweden
JPM - Beijer Ref AB - Monthly	(8,871)	5.04%	1/12/2024	(112,925)	(6,163)	—	(6,163)
CITI - Beijer Ref AB - Monthly	(7,238)	5.06%	1/23/2024	(97,984)	817	817	—
CITI - Electrolux AB - Monthly	(4,902)	5.06%	1/23/2024	(53,083)	423	423	—
CITI - EQT AB - Monthly	(3,296)	5.06%	1/23/2024	(91,935)	(1,200)	—	(1,200)
CITI - Fastighets AB Balder - Monthly	(35,554)	5.06%	1/23/2024	(252,749)	354	354	—
CITI - Sagax AB - Monthly	(2,455)	5.06%	1/23/2024	(68,036)	613	613	—
JPM - Securitas AB - Monthly	(4,872)	5.02%	1/12/2024	(44,017)	(3,775)	—	(3,775)
CITI - Skanska AB - Monthly	(2,148)	5.06%	1/23/2024	(39,010)	37	37	—
Switzerland
CITI - Avolta AG - Monthly	(1,289)	5.06%	1/23/2024	(49,568)	(1,130)	—	(1,130)
JPM - Bachem Holding AG - Monthly	(5,922)	5.06%	1/12/2024	(436,921)	(20,757)	—	(20,757)
JPM - Baloise Holding AG - Monthly	(551)	5.06%	1/12/2024	(83,309)	(3,037)	—	(3,037)
CITI - Baloise Holding AG - Monthly	(1,638)	5.06%	1/23/2024	(253,296)	(3,393)	—	(3,393)
LVIP BlackRock Global Allocation Fund-47

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[17]	Termination Date[18]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation

Switzerland (continued)
CITI - Givaudan SA - Monthly	(72)	5.06%	1/23/2024	(293,537)	$(4,718)	$—	$(4,718)
CITI - Helvetia Holding AG - Monthly	(341)	5.06%	1/23/2024	(45,995)	(996)	—	(996)
CITI - Partners Group Holding AG - Monthly	(23)	5.06%	1/23/2024	(33,013)	(159)	—	(159)
CITI - SIG Group AG - Monthly	(33,592)	5.06%	1/23/2024	(765,641)	(7,209)	—	(7,209)
CITI - Straumann Holding AG - Monthly	(1,584)	5.06%	1/23/2024	(252,814)	(2,569)	—	(2,569)
CITI - Swiss Life Holding AG - Monthly	(1,614)	5.06%	1/23/2024	(1,093,419)	(27,295)	—	(27,295)
JPM - Tecan Group AG - Monthly	(1,035)	5.06%	1/12/2024	(370,395)	(52,195)	—	(52,195)
Taiwan
CITI - Chailease Holding Co. Ltd. - Monthly	(10,000)	4.97%	1/23/2024	(59,773)	(3,113)	—	(3,113)
United Kingdom
JPM - Centrica PLC - Monthly	(32,383)	5.07%	1/12/2024	(60,708)	2,652	2,652	—
CITI - Haleon PLC - Monthly	(120,271)	5.07%	1/23/2024	(491,691)	(1,409)	—	(1,409)
JPM - Ocado Group PLC - Monthly	(47,437)	5.07%	1/12/2024	(373,334)	(85,237)	—	(85,237)
CITI - Rentokil Initial PLC - Monthly	(16,658)	5.07%	1/23/2024	(91,783)	(1,813)	—	(1,813)
United States
JPM - Air Transport Services Group, Inc. - Monthly	(2,744)	5.17%	1/12/2024	(42,806)	(5,515)	—	(5,515)
JPM - Airbnb, Inc. - Monthly	(892)	5.17%	1/12/2024	(125,487)	4,050	4,050	—
CITI - Airbnb, Inc. - Monthly	(12,162)	5.17%	1/23/2024	(1,712,410)	56,675	56,675	—
CITI - Alaska Air Group, Inc. - Monthly	(728)	0.01%	1/23/2024	(29,615)	1,172	1,172	—
CITI - Amerisourcebergen Corp. - Monthly	(1,402)	5.17%	1/23/2024	(284,662)	(3,281)	—	(3,281)
CITI - Apollo Global Management, Inc. - Monthly	(3,584)	5.17%	1/23/2024	(328,223)	(5,770)	—	(5,770)
CITI - Arista Networks, Inc. - Monthly	(692)	5.17%	1/23/2024	(164,876)	1,903	1,903	—
JPM - Atlantic Union Bankshares Corp. - Monthly	(3,370)	5.17%	1/12/2024	(114,007)	(9,133)	—	(9,133)
JPM - Avery Dennison Corp. - Monthly	(2,948)	5.17%	1/12/2024	(565,161)	(30,807)	—	(30,807)
JPM - Bank of Hawaii Corp. - Monthly	(3,047)	4.75%	1/12/2024	(200,127)	(20,659)	—	(20,659)
JPM - Banner Corp. - Monthly	(1,347)	5.17%	1/12/2024	(67,161)	(4,984)	—	(4,984)
CITI - Blackstone Group - Monthly	(3,197)	5.17%	1/23/2024	(417,816)	(735)	—	(735)
JPM - Boston Properties, Inc. - Monthly	(10,093)	5.17%	1/12/2024	(646,759)	(61,466)	—	(61,466)
JPM - Brandywine Realty Trust - Monthly	(574)	5.17%	1/12/2024	(2,859)	(241)	—	(241)
CITI - Broadridge Financial Solutions - Monthly	(9)	0.01%	1/12/2024	(1,797)	(55)	—	(55)
CITI - Carnival Corp. - Monthly	(1,046)	0.01%	1/23/2024	(19,801)	408	408	—
CITI - CDW Corp. - Monthly	(174)	5.17%	1/23/2024	(39,434)	(120)	—	(120)
JPM - Celanese Corp. - Monthly	(1,499)	5.17%	1/12/2024	(211,884)	(21,016)	—	(21,016)
CITI - Celanese Corp. - Monthly	(12,765)	5.17%	1/23/2024	(1,984,192)	894	894	—
JPM - Charles River Laboratories - Monthly	(6,445)	5.17%	1/12/2024	(1,317,745)	(205,853)	—	(205,853)
CITI - Charles River Laboratories - Monthly	(278)	5.17%	1/23/2024	(65,672)	(47)	—	(47)
JPM - Church & Dwight Co. Inc. - Monthly	(999)	5.17%	1/12/2024	(92,847)	(1,618)	—	(1,618)
CITI - Church & Dwight Co. Inc. - Monthly	(1,242)	5.17%	1/23/2024	(114,140)	(3,304)	—	(3,304)
JPM - Columbia Banking System Inc. - Monthly	(2,590)	5.17%	1/12/2024	(64,491)	(4,610)	—	(4,610)
JPM - Community Bank System, Inc. - Monthly	(3,151)	5.17%	1/12/2024	(153,643)	(10,556)	—	(10,556)
CITI - Constellation Energy - Monthly	(5,806)	5.17%	1/23/2024	(669,606)	(9,057)	—	(9,057)
CITI - Costar Group, Inc. - Monthly	(4,812)	5.17%	1/23/2024	(420,906)	385	385	—
JPM - Cullen/Frost Bankers, Inc. - Monthly	(535)	5.17%	1/12/2024	(54,875)	(3,167)	—	(3,167)
JPM - CVB Financial Corp. - Monthly	(8,155)	5.17%	1/12/2024	(160,001)	(4,648)	—	(4,648)
JPM - Darden Restaurants, Inc. - Monthly	(258)	5.17%	1/12/2024	(41,108)	(1,281)	—	(1,281)
CITI - Discover Financial Services - Monthly	(246)	5.17%	1/23/2024	(27,304)	(347)	—	(347)
JPM - Dollar General Corp. - Monthly	(10,126)	5.17%	1/12/2024	(1,289,383)	(87,247)	—	(87,247)
JPM - Enphase Energy, Inc. - Monthly	(387)	5.17%	1/12/2024	(40,981)	(10,157)	—	(10,157)
CITI - Enphase Energy, Inc. - Monthly	(4,743)	5.17%	1/23/2024	(635,515)	8,775	8,775	—
JPM - EPAM Systems, Inc. - Monthly	(1,241)	5.17%	1/12/2024	(333,208)	(35,790)	—	(35,790)
CITI - EQT Corp. - Monthly	(11,801)	5.17%	1/23/2024	(460,121)	3,894	3,894	—
CITI - Etsy, Inc. - Monthly	(217)	0.01%	1/23/2024	(18,434)	846	846	—
JPM - First Bancorp - Monthly	(1,865)	5.17%	1/12/2024	(63,618)	(5,405)	—	(5,405)
CITI - Ford Motor Co. - Monthly	(437)	5.17%	1/23/2024	(5,397)	70	70	—
JPM - Frontier Communications Parent, Inc. - Monthly	(4,651)	5.17%	1/12/2024	(108,554)	(9,302)	—	(9,302)
CITI - GE HealthCare Technologies, Inc. - Monthly	(6,995)	5.17%	1/23/2024	(542,672)	1,819	1,819	—
CITI - Gen Digital, Inc. - Monthly	(27,323)	5.17%	1/23/2024	(632,254)	8,743	8,743	—
CITI - Generac Holdings, Inc. - Monthly	(1,797)	0.01%	1/12/2024	(231,472)	(773)	—	(773)
JPM - Glacier Bancorp, Inc. - Monthly	(3,685)	5.17%	1/12/2024	(139,846)	(12,418)	—	(12,418)
JPM - Global Payments, Inc. - Monthly	(561)	5.17%	1/12/2024	(67,410)	(3,837)	—	(3,837)
CITI - Global Payments, Inc. - Monthly	(1,076)	5.17%	1/23/2024	(136,534)	(118)	—	(118)
CITI - Hasbro, Inc. - Monthly	(11,356)	5.17%	1/23/2024	(579,383)	(454)	—	(454)
JPM - IBM Corp. - Monthly	(3,122)	5.17%	1/12/2024	(505,639)	(4,964)	—	(4,964)
LVIP BlackRock Global Allocation Fund-48

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[17]	Termination Date[18]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation

United States (continued)
CITI - Illumina - Monthly	(2,877)	5.17%	1/23/2024	(402,780)	$2,186	$2,186	$—
JPM - Independent Bank Group, Inc. - Monthly	(3,957)	5.17%	1/12/2024	(169,637)	(31,696)	—	(31,696)
JPM - Iron Mountain, Inc. - Monthly	(4,883)	5.17%	1/12/2024	(319,592)	(22,120)	—	(22,120)
CITI - Iron Mountain, Inc. - Monthly	(1,312)	5.17%	1/23/2024	(91,013)	(800)	—	(800)
JPM - iShares iBoxx $ High Yield Corporate Bond ETF - Monthly	(26,477)	5.17%	1/12/2024	(2,008,545)	(40,510)	—	(40,510)
JPM - KKR & Co. Inc. - Monthly	(1,069)	5.17%	1/12/2024	(82,260)	(6,307)	—	(6,307)
CITI - KKR & Co. Inc. - Monthly	(3,645)	5.17%	1/23/2024	(298,598)	(3,390)	—	(3,390)
JPM - Lakeland Bancorp, Inc. - Monthly	(4,558)	5.17%	1/12/2024	(62,650)	(4,763)	—	(4,763)
JPM - Lamb Weston Holdings, Inc. - Monthly	(1,785)	5.17%	1/12/2024	(180,214)	(12,727)	—	(12,727)
CITI - Lamb Weston Holdings, Inc. - Monthly	(11,447)	5.17%	1/23/2024	(1,198,501)	(38,805)	—	(38,805)
CITI - Lowe's Cos., Inc. - Monthly	(5,727)	5.17%	1/23/2024	(1,277,121)	2,577	2,577	—
JPM - MercadoLibre, Inc. - Monthly	(5)	5.17%	1/12/2024	(7,890)	32	32	—
CITI - Norwegian Cruise Line Holding Ltd. - Monthly	(1,766)	5.17%	1/23/2024	(36,998)	1,607	1,607	—
JPM - NRG Energy, Inc. - Monthly	(580)	5.17%	1/12/2024	(27,730)	(2,256)	—	(2,256)
JPM - OceanFirst Financial Corp. - Monthly	(3,869)	5.17%	1/12/2024	(60,627)	(6,539)	—	(6,539)
JPM - Old National Bancorp - Monthly	(6,630)	5.17%	1/12/2024	(107,406)	(4,575)	—	(4,575)
JPM - ON Semiconductor Corp. - Monthly	(605)	5.17%	1/12/2024	(46,065)	(4,471)	—	(4,471)
CITI - ON Semiconductor Corp. - Monthly	(9,716)	5.32%	1/23/2024	(816,241)	4,664	4,664	—
CITI - ONEOK, Inc. - Monthly	(730)	5.17%	1/23/2024	(51,217)	(44)	—	(44)
CITI - Paramount Global - Monthly	(56,359)	5.10%	1/23/2024	(845,385)	11,835	11,835	—
JPM - PerkinElmer, Inc. - Monthly	(11,176)	5.17%	1/12/2024	(1,017,240)	(204,409)	—	(204,409)
CITI - PerkinElmer, Inc. - Monthly	(775)	5.17%	1/23/2024	(83,475)	(1,240)	—	(1,240)
JPM - Pool Corp. - Monthly	(276)	5.17%	1/12/2024	(97,737)	(12,307)	—	(12,307)
JPM - Provident Financial Services, Inc. - Monthly	(3,833)	5.17%	1/12/2024	(63,715)	(5,394)	—	(5,394)
CITI - Quanta Services, Inc. - Monthly	(859)	5.17%	1/23/2024	(183,860)	(1,512)	—	(1,512)
JPM - Ralph Lauren Corp. - Monthly	(287)	5.17%	1/12/2024	(37,815)	(3,570)	—	(3,570)
CITI - Ralph Lauren Corp. - Monthly	(1,092)	5.17%	1/23/2024	(158,853)	1,387	1,387	—
JPM - Raymond James Financial, Inc. - Monthly	(963)	5.17%	1/12/2024	(103,089)	(4,285)	—	(4,285)
CITI - Realty Income Corp. - Monthly	(1,144)	5.17%	1/23/2024	(65,082)	(606)	—	(606)
JPM - Sabre Corp. - Monthly	(10,096)	5.17%	1/12/2024	(39,172)	(5,250)	—	(5,250)
JPM - Sandy Spring Bancorp, Inc. - Monthly	(2,693)	5.17%	1/12/2024	(63,876)	(9,481)	—	(9,481)
JPM - Sea ADS Representing Ltd. - Monthly	(11,139)	5.17%	1/12/2024	(445,480)	(5,649)	—	(5,649)
JPM - Simmons First National Corp. - Monthly	(4,702)	5.17%	1/12/2024	(83,649)	(9,639)	—	(9,639)
JPM - Simon Property Group - Monthly	(289)	5.17%	1/12/2024	(38,402)	(2,821)	—	(2,821)
JPM - SouthState Corp. - Monthly	(1,460)	5.17%	1/12/2024	(116,596)	(6,701)	—	(6,701)
CITI - Southwest Airlines - Monthly	(72,943)	5.17%	1/23/2024	(2,151,818)	45,225	45,225	—
JPM - Steris PLC - Monthly	(1,644)	5.17%	1/12/2024	(329,622)	(31,811)	—	(31,811)
CITI - Take-Two Interactive Software, Inc. - Monthly	(12,836)	5.17%	1/23/2024	(2,078,790)	12,836	12,836	—
CITI - Tractor Supply Co. - Monthly	(2,189)	5.17%	1/23/2024	(463,893)	(6,808)	—	(6,808)
CITI - Trimble, Inc. - Monthly	(671)	5.17%	1/23/2024	(35,187)	(510)	—	(510)
CITI - Tyson Foods, Inc. - Monthly	(5,668)	5.17%	1/23/2024	(294,396)	(10,259)	—	(10,259)
CITI - United Rentals, Inc. - Monthly	(82)	5.17%	1/23/2024	(46,782)	(239)	—	(239)
JPM - Valley National Bancorp - Monthly	(25,117)	5.17%	1/12/2024	(249,914)	(22,853)	—	(22,853)
JPM - VF Corp. - Monthly	(57,395)	5.17%	1/12/2024	(1,041,145)	(37,881)	—	(37,881)
JPM - Walgreens Boots Alliance, Inc. - Monthly	(3,188)	5.17%	1/12/2024	(73,834)	(9,405)	—	(9,405)
CITI - Walgreens Boots Alliance, Inc. - Monthly	(20,912)	5.17%	1/23/2024	(548,313)	2,300	2,300	—
JPM - Washington Federal, Inc. - Monthly	(6,012)	5.17%	1/12/2024	(183,727)	(14,429)	—	(14,429)
CITI - Waste Management, Inc. - Monthly	(7,900)	5.17%	1/23/2024	(1,397,905)	(16,985)	—	(16,985)
CITI - Waters Corp. - Monthly	(5,146)	5.17%	1/23/2024	(1,696,842)	2,624	2,624	—
JPM - WesBanco, Inc. - Monthly	(2,175)	5.17%	1/12/2024	(63,358)	(4,872)	—	(4,872)
CITI - Western Digital Corp. - Monthly	(10,484)	5.17%	1/23/2024	(552,087)	3,040	3,040	—
JPM - WSFS Financial Corp. - Monthly	(1,657)	5.17%	1/12/2024	(68,732)	(7,374)	—	(7,374)
CITI - Xylem, Inc. - Monthly	(9,118)	5.17%	1/23/2024	(1,027,051)	(15,683)	—	(15,683)
LVIP BlackRock Global Allocation Fund-49

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Swap Contracts1
Contracts For Difference (CFD) Swap Contracts (continued)
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[17]	Termination Date[18]	Notional Amount[3]	Value	Unrealized Appreciation	Unrealized Depreciation

United States (continued)
CITI - Zebra Technologies Corp. - Monthly	(117)	5.17%	1/23/2024	(31,521)	$(459)	$—	$(459)
Total Short Equities						$309,098	$(2,941,825)
Total CFD Swap Contracts						$309,139	$(2,941,913)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the consolidated financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 10 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Consolidated Statements of Assets and Liabilities.

[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] The Markit iTraxx Crossover Index, or ITRAXX.XO Index comprises the 75 most liquid sub-investment grade entities. Constituents for the index can be found at www.markit.com/Documentation.
[5] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

[6] Markit’s North America Investment Grade Index, or CDX.NA.IG Index, is composed of 125 of the most liquid North American entities with investment grade credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

[7] Rate resets based on SONIA12M.
[8] Rate resets based on EURIBOR06M.
[9] Rate resets based on JIBAR03M.
[10] Rate resets based on Mexican Interbank Equilibrium Interest Rate 01M.
[11] Rate resets based on SOFR12M-Secured Overnight Financing Rate
[12] Rate resets based on KORIBOR03M.
[13] Rate resets based on ESTR12M.
[14] Rate resets based on Colombia Interbank Rate.
[15] Rate resets based on PRIBOR06M.
[16] Rate resets based on Brazilian Interbank Deposit (Certificado de Depósito Interbancário) Rate.
[17] Financing Rates are based on multiple financing rate benchmarks. The Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 15-490 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the
1-Day USD Overnight Bank Funding Rate.

[18] Date reflected is the next payment date. Contracts have an open-ended maturity date.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
BAMLL–Bank of America Merrill Lynch Large Loan
BCLY–Barclays Bank
BNP–BNP Paribas
BOA–Bank of America
BOBL–Bundesobligationen
LVIP BlackRock Global Allocation Fund-50

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Summary of Abbreviations: (continued)
BRL–Brazilian Real
BTP–Buoni del Tesoro Poliennali
CAD–Canadian Dollar
CDX.NA.HY–Credit Default Swap Index North America High Yield
CDX.NA.IG–Credit Default Swap Index North American Investment Grade
CHF–Swiss Franc
CITI–Citigroup Global Markets
CLO–Collateralized Loan Obligation
CLP–Chilean Peso
CNH–Chinese Yuan Renminbi
COP–Colombia Peso
CZK–Czech Koruna
DAX–Deutscher Aktien Index
DB–Deutsche Bank
DKK–Danish Krone
ETF–Exchange-Traded Fund
EU-CPI-U–Eurpoean Union Consumer Price Index for All Urban Consumers
EUR–Euro
EURIBOR01M–Euro InterBank Offered Rate EUR 1 Month
EURIBOR03M–Euro InterBank Offered Rate EUR 3 Month
EURIBOR06M–Euro InterBank Offered Rate EUR 6 Month
ESTR12M–Euro short-term rate 12 Month
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
GDR–Global Depository Receipt
GS–Goldman Sachs
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
HSBC–Hong Kong and Shanghai Banking Corporation
HUF–Hungarian Forint
IDR–Indonesia Rupiah
ILS–Israeli Shekel
INR–Indian Rupee
IRS–Interest Rate Swap
ITRAXX.XO–Markit iTraxx Crossover Index
JPM–JPMorgan
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
MSC–Morgan Stanley & Co.
MSCI–Morgan Stanley Capital International
MXN–Mexican Peso
MYR–Malaysian Ringgit
NOK–Norwegian Krone
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
OSE–Osaka Securities Exchange
PIK–Payment-in-kind
PJSC–Public Joint Stock Company
PLN–Polish Zloty
PRIBOR06M–Prague Interbank Offered Rate 6 Month
PRIME–Federal Reserve Prime Lending Rate
REMIC–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
SBSN–Surat Berharga Syariah Negara
SEK–Swedish Krona
SGD–Singapore Dollar
SOFR–Secured Overnight Financing Rate
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFRTE03M–3 Month Term Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
LVIP BlackRock Global Allocation Fund-51

LVIP BlackRock Global Allocation Fund
Consolidated Schedule of Investments (continued)
Summary of Abbreviations: (continued)
SOFR12M–Secured Overnight Financing Rate 12 Months
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SONIA–Sterling Overnight Index Average
SPDR–Standard & Poor’s Depositary Receipt
STACR–Structured Agency Credit Risk
TBA–To be announced
THB–Thailand Baht
TIPS–Treasury Inflation-Protected Securities
TOPIX–Tokyo Stock Price Index
TRY–Turkish New Lira
TSFR01M–1 Month Term Secured Overnight Financing Rate
TSFR03M–3 Month Term Secured Overnight Financing Rate
TSX–Toronto Stock Exchange
TWD–Taiwan New Dollar
USD–United States Dollar
yr–Year
ZAR–South African Rand
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund-52

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Investments, at value	$2,086,013,882
Receivable for securities sold	65,689,212
Cash collateral held at broker for futures contracts	14,913,000
Cash collateral held at brokers for swap contracts	14,235,000
Dividends and interest receivable	8,919,972
Foreign currencies, at value	5,449,548
Unrealized appreciation on foreign currency exchange contracts	4,777,920
Cash	3,751,372
Receivable for fund shares sold	274,005
Cash collateral held at broker for TBAs	195,000
Expense reimbursement receivable from Lincoln Financial Investments Corporation	24,046
Prepaid expenses	14,766
Variation margin due from broker on centrally cleared swap contracts	968
Other receivables	245
TOTAL ASSETS	2,204,258,936
LIABILITIES:
Payable for securities purchased	83,747,675
Upfront payments received on interest rate swap contracts	6,869,916
Security sold short, at value	4,016,722
Options written, at value	3,753,274
Unrealized depreciation on foreign currency exchange contracts	2,602,041
Cash collateral due to brokers for certain open bilateral derivatives	1,941,096
Cash collateral due to brokers for TBAs	1,923,000
Payable for unfunded commitments	1,564,033
Due to manager and affiliates	1,339,907
Variation margin due to broker on futures contracts	822,438
Payable for fund shares redeemed	715,990
Swap payments payable	396,082
Other accrued expenses payable	307,917
Payable for unfunded loan commitments	132,654
Payable for fund accounting fee	92,684
Interest expense payable for securities sold short	85,662
Payable for audit fee	71,400
Foreign capital gain taxes payable	33,273
TOTAL LIABILITIES	110,415,764
TOTAL NET ASSETS	$2,093,843,172
Investments, at cost	$1,864,774,518
Foreign currencies, at cost	5,431,233
Options written, premiums received	(3,974,998)
Security sold short, proceeds received	(3,408,737)
Standard Class:
Net Assets	$1,197,257,878
Shares Outstanding	104,200,397
Net Asset Value Per Share	$11.490
Service Class:
Net Assets	$896,585,294
Shares Outstanding	78,060,593
Net Asset Value Per Share	$11.486
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,958,241,657
Distributable earnings/(accumulated loss)	135,601,515
TOTAL NET ASSETS	$2,093,843,172
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund-53

LVIP BlackRock Global Allocation Fund
Consolidated Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$48,405,826
Dividends	24,608,139
Foreign taxes withheld	(1,499,553)
71,514,412
EXPENSES:
Management fees	12,943,511
Distribution fees-Service Class	2,229,337
Shareholder servicing fees	596,603
Custodian fees	542,526
Accounting and administration expenses	470,325
Professional fees	201,383
Pricing fees	84,835
Trustees’ fees and expenses	75,759
Reports and statements to shareholders	42,636
Interest expense on securities sold short	28,253
Consulting fees	3,696
Other	44,743
17,263,607
Less:
Expenses reimbursed	(399,529)
Total operating expenses	16,864,078
NET INVESTMENT INCOME	54,650,334
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments*	11,533,952
Foreign currencies	667,711
Foreign currency exchange contracts	(8,821,750)
Futures contracts	7,880,844
Securities sold short	132,945
Options purchased	(17,223,383)
Options written	25,135,924
Swap contracts	(22,172,564)
Net realized loss	(2,866,321)
Net change in unrealized appreciation (depreciation) of:
Investments**	185,935,255
Foreign currencies	(7,215)
Foreign currency exchange contracts	7,013,261
Futures contracts	(605,775)
Securities sold short	(434,698)
Options purchased	5,227,773
Options written	7,000,487
Swap contracts	4,543,246
Net change in unrealized appreciation (depreciation)	208,672,334
NET REALIZED AND UNREALIZED GAIN	205,806,013
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$260,456,347

*	Includes $23,146 foreign capital gains taxes paid.
**	Includes $(25,135) change in foreign capital gain taxes accrued.
See accompanying notes, which are an integral part of the consolidated financial statements.

LVIP BlackRock Global Allocation Fund
Consolidated Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$54,650,334	$23,997,392
Net realized loss	(2,866,321)	(70,393,123)
Net change in unrealized appreciation (depreciation)	208,672,334	(165,883,734)
Net increase (decrease) in net assets resulting from operations	260,456,347	(212,279,465)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(29,943,239)	(37,641,148)
Service Class	(20,334,249)	(27,732,699)
Return of capital:
Standard Class	(2,178,656)	—
Service Class	(1,666,885)	—
	(54,123,029)	(65,373,847)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	80,224,436	525,539,837
Service Class	35,396,204	975,488,335
Net assets from merger:
Standard Class	—	37,851,666
Service Class	—	62,990,060
Reinvestment of dividends and distributions:
Standard Class	32,121,895	37,641,148
Service Class	22,001,134	27,732,699
	169,743,669	1,667,243,745
Cost of shares redeemed:
Standard Class	(185,838,809)	(171,996,172)
Service Class	(150,802,130)	(92,886,483)
	(336,640,939)	(264,882,655)
Increase (decrease) in net assets derived from capital share transactions	(166,897,270)	1,402,361,090
NET INCREASE IN NET ASSETS	39,436,048	1,124,707,778
NET ASSETS:
Beginning of year	2,054,407,124	929,699,346
End of year	$2,093,843,172	$2,054,407,124
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund-54

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP BlackRock Global Allocation Fund Standard Class
	Year Ended				4/29/19[1] to 12/31/19
	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$10.396	$12.691	$12.412	$10.653	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.303	0.176	0.143	0.105	0.096
Net realized and unrealized gain (loss)	1.104	(2.136)	0.786	1.929	0.718
Total from investment operations	1.407	(1.960)	0.929	2.034	0.814
Less dividends and distributions from:
Net investment income	(0.292)	(0.039)	(0.198)	(0.091)	(0.100)
Net realized gain	—	(0.296)	(0.452)	(0.184)	(0.061)
Return of capital	(0.021)	—	—	—	—
Total dividends and distributions	(0.313)	(0.335)	(0.650)	(0.275)	(0.161)
Net asset value, end of period	$11.490	$10.396	$12.691	$12.412	$10.653
Total return[3]	13.62%	(15.38% )	7.55%	19.23%	8.16%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,197,258	$1,154,002	$929,686	$931,624	$917,683
Ratio of expenses to average net assets	0.71%	0.71%	0.75% [4]	0.76% [4]	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.75%	0.81%	0.85%	0.75%
Ratio of net investment income to average net assets	2.77%	1.62%	1.11% [5]	0.98% [5]	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.75%	1.58%	1.05%	0.89%	1.38%
Portfolio turnover	212%	144% [6]	136%	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	The ratio of expenses to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short was 0.73%.
[5]
The ratio of net investment income to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short were 1.16% and 1.01% respectively.

[6]	PTO excludes purchases from the in-kind and merger.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund-55

LVIP BlackRock Global Allocation Fund
Consolidated Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout the period were as follows:
	LVIP BlackRock Global Allocation Fund Service Class
	Year Ended				4/29/19[1] to 12/31/19
	12/31/23	12/31/22	12/31/21	12/31/20
Net asset value, beginning of period	$10.392	$12.699	$12.416	$10.654	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.275	0.144	0.113	0.080	0.080
Net realized and unrealized gain (loss)	1.102	(2.131)	0.788	1.930	0.717
Total from investment operations	1.377	(1.987)	0.901	2.010	0.797
Less dividends and distributions from:
Net investment income	(0.263)	(0.024)	(0.166)	(0.064)	(0.082)
Net realized gain	—	(0.296)	(0.452)	(0.184)	(0.061)
Return of capital	(0.020)	—	—	—	—
Total dividends and distributions	(0.283)	(0.320)	(0.618)	(0.248)	(0.143)
Net asset value, end of period	$11.486	$10.392	$12.699	$12.416	$10.654
Total return[3]	13.35%	(15.58% )	7.31%	19.01%	7.99%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$896,585	$900,405	$14	$13	$11
Ratio of expenses to average net assets	0.96%	0.96%	1.00% [4]	1.01% [4]	0.98%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	1.00%	1.06%	1.10%	1.00%
Ratio of net investment income to average net assets	2.52%	1.37%	0.87% [5]	0.72% [5]	1.15%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.50%	1.33%	0.81%	0.63%	1.13%
Portfolio turnover	212%	144% [6]	136%	166%	151%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	The ratio of expenses to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short was 0.98%.
[5]
The ratio of net investment income to average net assets for the years ended December 31, 2021 and December 31, 2020 excluding brokerage commissions and interest expense on securities sold short were 0.91% and 0.76% respectively.

[6]	PTO excludes purchases from the in-kind and merger.
See accompanying notes, which are an integral part of the consolidated financial statements.
LVIP BlackRock Global Allocation Fund-56

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These consolidated financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek high total investment return.
1. Basis for Consolidation
The Fund may invest upto  25% of its total assets in the shares of LVIP BlackRock Global Allocation Fund Cayman, Ltd., a wholly-owned subsidiary (the "Subsidiary") of the Fund formed in the Cayman Islands. The Subsidiary (unlike the Fund) may invest without limitation in commodity-related instruments. The Subsidiary may also hold cash and invest in other instruments, including fixed-income securities, either as investments or to serve as margin or collateral for the Subsidiary’s derivative positions. The Subsidiary is not registered under the 1940 Act and not subject to all the investor protections of the 1940 Act.
The Fund consolidates its investment in the Subsidiary in these consolidated financial statements. Accordingly, the consolidated financial statements include the assets and liabilities and the results of operations of the Subsidiary. All material intercompany balances and transactions have been eliminated. As of December 31, 2023, the net assets of the Subsidiary were $9,899,009, which represented 0.47% of the Fund's net assets.
2. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor
LVIP BlackRock Global Allocation Fund-57

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Non exchange-traded options are valued at the last reported sale price.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Consolidated Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Unfunded Loan Commitments–Investments in loans may include unfunded loan commitments, which are contractual obligations for funding. Unfunded loan commitments may include revolving credit facilities, which may obligate the Fund to supply additional cash to the borrower on demand. Unfunded loan commitments represent a future obligation in full, even though a percentage of the committed amount may not be utilized by the borrower. When investing in a loan participation, the Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the agent selling the loan agreement and only upon receipt of payments by the agent from the borrower. The Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit portion of a loan. In certain circumstances, the Fund may receive a penalty fee upon the prepayment of a loan by a borrower. Fees earned or paid are recorded as a component of interest income or interest expense, respectively, on the Consolidated Statement of Operations. Unfunded loan commitments are reflected as a liability on the Consolidated Statements of Assets and Liabilities.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Consolidated Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities and derivatives denominated in foreign currency, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP BlackRock Global Allocation Fund is $5,449,548 and $5,431,233 respectively.
Short Sales–The Fund may make short sales in an attempt to protect against declines in an individual security or the overall market, to manage duration, or for such other purposes consistent with the Fund’s investment objective and strategies. Typically, short sales are transactions in which the Fund sells a security it does not own and, at the time a short sale is effected, the Fund incurs an obligation to replace the security borrowed at whatever its price may be at the time the Fund purchases it for delivery to the lender. The price at such time may be more or less than the price at which the security was sold by the Fund. When a short sale transaction is closed out by delivery of the security, any gain or loss on the transaction generally is taxable as short-term capital gain or loss. Until the security is replaced, the Fund is required to pay the lender
LVIP BlackRock Global Allocation Fund-58

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 2. Significant Accounting Policies (continued)
amounts equal to any dividends or interest that accrue during the period of the loan. To borrow the security, the Fund also may be required to pay a premium, which would increase the cost of the security sold. The proceeds of the short sale, and potentially additional margin, will be retained by the broker from whom the security is borrowed, to the extent necessary to meet margin requirements, until the short position is closed out.
Use of Estimates–The preparation of consolidated financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the consolidated financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
3. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.64% of the first $1.5 billion of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $1.5 billion.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses and interest expense) exceed 0.71% of the Fund’s average daily net assets for the Standard Class and 0.96% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least June 17, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$555,633	$664,149	$399,529	$1,619,311
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund's and the Subsidiary's investment portfolio. For these services, LFI, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
LVIP BlackRock Global Allocation Fund-59

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 3. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Consolidated Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$166,874
Legal	27,309
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Consolidated Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Consolidated Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $20,020 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$24,046
Management fees payable to LFI	1,101,423
Distribution fees payable to LFD	187,712
Shareholder servicing fees payable to Lincoln Life	50,772
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
4. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$1,711,822,457
Purchases of U.S. government securities	2,157,765,615
Sales other than U.S. government securities	1,721,810,314
Sales of U.S. government securities	2,287,655,647
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$1,884,369,699
Aggregate unrealized appreciation of investments and derivatives	$339,665,781
Aggregate unrealized depreciation of investments and derivatives	(127,210,644)
Net unrealized appreciation of investments and derivatives	$212,455,137
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP BlackRock Global Allocation Fund-60

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$6,606,755	$—	$— *	$6,606,755
Belgium	421,657	—	—	421,657
Brazil	—	4,697,389	—	4,697,389
Canada	25,213,928	—	—	25,213,928
China	22,016,146	—	—	22,016,146
Denmark	8,385,297	—	—	8,385,297
Finland	1,054,685	—	—	1,054,685
France	50,710,846	—	—	50,710,846
Germany	23,131,072	—	—	23,131,072
Greenland	377,448	—	—	377,448
Hong Kong	5,320,140	—	—	5,320,140
India	3,161,386	—	—	3,161,386
Indonesia	533,666	—	—	533,666
Ireland	6,155,674	—	—	6,155,674
Israel	6,060,515	—	—	6,060,515
Italy	16,863,948	—	—	16,863,948
Japan	91,368,482	—	—	91,368,482
Jordan	82,480	—	—	82,480
Luxembourg	586,521	—	—	586,521
Macau	924,445	—	—	924,445
Mexico	1,355,003	—	—	1,355,003
Netherlands	34,145,292	—	—	34,145,292
Norway	1,134,443	—	—	1,134,443
Peru	227,501	—	—	227,501
Poland	199,267	—	—	199,267
Republic of Korea	—	13,141,941	—	13,141,941
Russia	—	—	— *	0
Saudi Arabia	—	190,264	—	190,264
Singapore	682,053	—	—	682,053
South Africa	705,217	—	—	705,217
Spain	11,203,312	—	—	11,203,312
Sweden	7,495,235	—	— *	7,495,235
LVIP BlackRock Global Allocation Fund-61

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
	Level 1	Level 2	Level 3	Total
Switzerland	$50,796,640	$—	$—	$50,796,640
Taiwan	14,062,060	—	—	14,062,060
United Arab Emirates	—	—	— *	0
United Kingdom	65,573,794	—	—	65,573,794
United States	770,763,796	—	6,378,121	777,141,917
Uruguay	350,453	—	—	350,453
Convertible Preferred Stocks	2,746,051	—	7,390,796	10,136,847
Preferred Stocks
Brazil	—	793,634	—	793,634
Germany	792,078	—	—	792,078
United States	1,459,022	—	16,923,299	18,382,321
Warrants	10,263	—	— *	10,263
Convertible Bonds	—	3,409,520	—	3,409,520
Agency Collateralized Mortgage Obligation	—	138,331	—	138,331
Agency Commercial Mortgage-Backed Securities	—	493,537	—	493,537
Agency Mortgage-Backed Security	—	31,332,261	—	31,332,261
Corporate Bonds
Australia	—	270,198	4,209,045	4,479,243
Austria	—	837,059	—	837,059
Belgium	—	242,403	—	242,403
Brazil	—	334,375	—	334,375
Canada	—	1,098,441	—	1,098,441
Cayman Islands	—	640,360	—	640,360
Chile	—	138,380	—	138,380
China	—	7,026	—	7,026
Colombia	—	1,042,031	—	1,042,031
Costa Rica	—	204,651	—	204,651
Dominican Republic	—	199,900	—	199,900
France	—	5,002,745	—	5,002,745
Germany	—	11,053,661	—	11,053,661
Hong Kong	—	388,909	—	388,909
India	—	335,526	—	335,526
Indonesia	—	483,009	—	483,009
Ireland	—	218,572	—	218,572
Israel	—	1,584,955	—	1,584,955
Italy	—	6,733,531	—	6,733,531
Japan	—	894,500	—	894,500
Kuwait	—	372,732	—	372,732
Luxembourg	—	5,393,581	—	5,393,581
Mexico	—	1,247,491	—	1,247,491
Netherlands	—	3,744,059	—	3,744,059
Oman	—	257,500	—	257,500
Panama	—	151,640	—	151,640
Republic of Korea	—	346,503	—	346,503
Singapore	—	404,932	—	404,932
South Africa	—	190,512	—	190,512
Spain	—	416,178	—	416,178
Sweden	—	2,588,398	—	2,588,398
Switzerland	—	2,119,438	—	2,119,438
Tanzania (United Republic Of)	—	180,838	—	180,838
United Arab Emirates	—	1,465,457	—	1,465,457
United Kingdom	—	26,883,470	—	26,883,470
United States	—	74,158,438	4,028,832	78,187,270
Zambia	—	190,699	—	190,699
Loan Agreements	—	26,584,435	12,884,973	39,469,408
Non-Agency Asset-Backed Securities	—	11,046,354	5,973,280	17,019,634
Non-Agency Collateralized Mortgage Obligations	—	6,977,306	3,236,567	10,213,873
Non-Agency Commercial Mortgage-Backed Securities	—	41,826,960	—	41,826,960
Sovereign Bonds	—	126,845,335	—	126,845,335
LVIP BlackRock Global Allocation Fund-62

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
	Level 1	Level 2	Level 3	Total
U.S. Treasury Obligations	$—	$43,298,092	$—	$43,298,092
Exchange-Traded Funds	24,270,355	—	—	24,270,355
Money Market Fund	268,950,497	—	—	268,950,497
Short-Term Investments	—	21,498,304	—	21,498,304
Options Purchased	9,125,813	5,869,972	—	14,995,785
Total Investments	$1,535,023,236	$489,965,733	$61,024,913	$2,086,013,882
Liabilities:
Common Stocks Sold Short	$(4,016,722)	$—	$—	(4,016,722)
Total Investments	$(4,016,722)	$—	$—	$(4,016,722)
Derivatives:
Assets:
Foreign Currency Exchange Contracts	$—	$4,777,920	$—	$4,777,920
Futures Contracts	$16,999,912	$—	$—	$16,999,912
Swap Contracts	$—	$22,716,948	$—	$22,716,948
Liabilities:
Foreign Currency Exchange Contracts	$—	$(2,602,041)	$—	$(2,602,041)
Futures Contracts	$(19,173,725)	$—	$—	$(19,173,725)
Options Written	$(1,558,421)	$(2,194,853)	$—	$(3,753,274)
Swap Contracts	$—	$(13,558,150)	$—	$(13,558,150)

*	Includes securities that have been valued at zero on the "Consolidated Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2023, a portion of the Fund’s common stock investments was categorized as Level 2.
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2023.
Asset Type	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(c)
Common Stock	$6,378,121	Market Comparable Companies	Enterprise Value to Revenue Multiple (b)	1.6x-16.00x (N/A)
			Term of Exit / Liquidity Event	3.00 yrs (N/A)
			Volatility Percentage	70.00% (N/A)
Convertible Preferred Stock	$7,390,796	Market Comparable Companies	Enterprise Value to Revenue Multiple (b)	3.50x-29.00x (N/A)
Corporate Bonds	$8,237,877	Cost	#	#
		Market Yield Analysis	Average Yield to Maturity	11.50%-18.75% (14.79%)
			Weighted Average Cost of Capital (WACC)	17.50% (N/A)
			Volatility Percentage	44.00% (N/A)
Loan Agreements	$12,884,973	Indicative Market Quote	Broker Quote	$96.46-$99.75 ($98.39)
		Income Approach	Discount Rate (a)	10.95%-13.21% (11.93%)
			Spread	8.54%-14.81% (10.34%)
		Market Yield Analysis	Average Yield to Maturity	8.00%-13.44% (9.41%)
Non-Agency Asset-Backed Securities	$5,973,280	Income Approach	Discount Rate (a)	8.54% (N/A)
		Indicative Market Quote	Broker Quote	$100.38-$6,470.00 ($1,883.86)
Non-Agency Collateralized Mortgage Obligations	$3,236,567	Indicative Market Quote	Broker Quote	$65.80-$95.91 ($88.90)
Preferred Stock	$16,923,299	Market Yield Analysis	Average Yield to Maturity	11.23% (N/A)
		Market Comparable Companies	Enterprise Value to Revenue Multiple (b)	2.14x-36.47x (N/A)
LVIP BlackRock Global Allocation Fund-63

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
 4. Investments (continued)
Asset Type	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average)(c)
			Term of Exit / Liquidity Event	1.50 yrs-5.00 yrs (3.26 yrs)
			Volatility Percentage	50.00%-80.00% (67.96%)
Total	$61,024,913
# The quantitative unobservable inputs within this category are based on recent transactions or valuation from a pricing service. There were no quantitative unobservable inputs significant to the valuation technique that were created by the fund’s management.

(a) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable, when pricing the investments.
(b) Represents amounts used when the reporting entity has determined that market participants would use such multiples when pricing the investments.
(c) Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balances as of 12/31/2022	Reclassifications	Purchases	Sales	Transfer In	Transfer Out	Accretion/ (amortization)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Balance as of 12/31/23	Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/23
Common Stock	$7,061,952	$—	$1,258,125	$(1,340)	$—	$—	$—	$(8,351)	$(1,932,265)	$6,378,121	$(1,941,956)
Convertible Preferred Stocks	5,914,042	—	—	—	—	—	—	—	1,476,754	7,390,796	1,476,754
Corporate Bonds	12,160,139	—	1,700,685	(2,135,634)	—	—	41,013	(80,903)	(3,447,423)	8,237,877	(3,528,811)
Loan Agreements	17,310,715	—	13,650	(4,849,797)	—	—	38,929	(34,245)	405,721	12,884,973	297,786
Non-Agency Asset-Backed Securities	1,460,338	—	4,449,170	—	—	—	5,462	—	58,310	5,973,280	46,383
Non-Agency Collateralized Mortgage Obligations	3,281,590	—	492,232	(385,850)	—	—	22,434	7,698	(181,537)	3,236,567	(181,537)
Preferred Stocks	19,563,478	—	—	(1,258,126)	—	—	—	—	(1,382,053)	16,923,299	(1,515,059)
Warrants	1	—	—	—	862	—	—	(5,022)	4,159	—	(862)
Total	$66,752,255	$—	$7,913,862	$(8,630,747)	$862	$—	$107,838	$(120,823)	$(4,998,334)	$61,024,913	$(5,347,302)
5. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, forward contracts, futures contracts, options contracts, swaps, Passive Foreign Investment Companies ("PFICs"), straddles, defaulted bonds, premium amortization, partnerships, Trust Preferred Securities and wholly owned sub.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$50,277,488	$65,373,847
Return of capital	3,845,541	—
Total	$54,123,029	$65,373,847
LVIP BlackRock Global Allocation Fund-64

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
6. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(5,294,435)
Other temporary differences	(71,559,187)
Net unrealized appreciation	212,455,137
Distributable earnings/(accumulated loss)	$135,601,515
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to Controlled Foreign Corporation:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$1,210,101	$(1,210,101)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$292,066	$5,002,369	$5,294,435
In 2023, the Fund utilized $29,325,580 of capital loss carryforwards.
7. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	7,314,754	46,405,651
Service Class	3,251,582	86,790,175
Shares reinvested:
Standard Class	2,872,382	3,701,426
Service Class	1,970,651	2,735,685
Shares from merger:
Standard Class	—	3,459,402
Service Class	—	5,877,630
	15,409,369	148,969,969
Shares redeemed:
Standard Class	(16,995,693)	(15,811,897)
Service Class	(13,806,291)	(8,759,925)
	(30,801,984)	(24,571,822)
Net increase (decrease)	(15,392,615)	124,398,147
LVIP BlackRock Global Allocation Fund-65

LVIP BlackRock Global Allocation Fund
Notes to Consolidated Financial Statements (continued)
8.  Fund Merger
As of the close of business on June 10 and 17, 2022, the Fund acquired all of the assets and liabilities of the LVIP BlackRock Advantage Allocation Fund (“Acquired Fund”) and LVIP Franklin Templeton Multi-Asset Opportunities Fund (“Acquired 2 Fund”) together (“Acquired Funds”), open-end investment companies, in exchange for the shares of the LVIP BlackRock Global Allocation Fund (“Acquiring Fund”) pursuant to a Plan and Agreement of Reorganization (“Reorganization”). The purpose of the Reorganization was to combine 3 funds managed by LFI with comparable investment objectives and strategies. The Reorganization was treated as a tax-free reorganization for federal income tax purposes and, accordingly, the basis of the assets of the Acquiring Fund reflected the historical basis of the assets of the Acquired Funds as of the date of the Reorganization. For financial reporting purposes, the Acquiring Fund was deemed to be the accounting survivor and assets received and shares issued by the Acquiring Funds were recorded at fair value. The shareholders of the Acquired Funds received shares of the respective class of the Acquiring Fund equal to the aggregate net asset value of their shares in the Acquired Funds prior to the Reorganization, as shown in the following table:
	Acquired Fund Shares Outstanding	Acquiring Fund	Shares Converted to Acquiring Fund	Acquired Fund Net Assets	Conversion Ratio
Acquired Fund - Standard Class	3,384,614	Standard Class	3,316,234	$36,342,606	0.980
Acquired Fund - Service Class	2,483,414	Service Class	2,534,994	27,770,856	1.021
Acquired 2 Fund - Standard Class	146,137	Standard Class	143,168	1,509,060	0.980
Acquired 2 Fund - Service Class	3,414,330	Service Class	3,342,636	35,219,204	0.979
The net assets of the Acquiring Fund before the acquisition on June 10, 2022 and June 17, 2022 were $2,150,134,502 and $2,125,082,349 respectively. The net assets of the Acquiring Fund immediately following the acquisition on June 10, 2022 and June 17, 2022 were $2,214,247,964 and $2,161,810,614 respectively.
If the acquisition had been completed on January 1, 2022, the beginning of the Acquiring Fund’s reporting period, the Acquiring Fund’s pro forma results of operations for the year ended December 31, 2022, would have been as follows (unaudited):
Net investment income (loss)	$24,487,676 (a)
Net realized gain (loss)	(69,582,986)(b)
Net change in unrealized appreciation (depreciation)	(179,998,404)(c)
Net decrease in net assets resulting from operations	$(225,093,714)

(a)	$23,997,392, as reported in the Consolidated Statements of Changes in Net Assets, plus $490,284 Net investment income(loss) from Acquired Funds pre-merger.
(b)	$(70,393,123), as reported in the Consolidated Statements of Changes in Net Assets, plus $810,137 Net realized gain (loss) from Acquired Funds pre-merger.
(c)	$(165,883,734), as reported in the Consolidated Statements of Changes in Net Assets, plus $(14,114,670) Net change in unrealized appreciation (depreciation) from Acquired Funds pre-merger.
Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Acquired Funds that have been included in the Fund’s Consolidated Statement of Changes in Net Assets since June 10, 2022 and June 17, 2022.
9. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
10. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S.
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Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts to fix the U.S. dollar value of a security between trade date and settlement date and to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to facilitate investments in portfolio securities.
Options Contracts–During the year ended December 31, 2023, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2023, the Fund used options contracts, including swaptions, to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to manage the Fund’s exposure to changes in foreign currencies; to adjust the Fund’s overall exposure to certain markets; to generate income; to protect the value of portfolio securities; as a cash management tool; to purchase the underlying security for the Fund at a price lower than the current market value of the security by selling put options; to facilitate investments in portfolio securities; to offset capital losses and to receive premiums for writing options.
Swap Contracts–The Fund enters into CDS contracts, total return swap contracts, inflation swap contracts, interest rate swap contracts and CFDs in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event (including single name, baskets, and systemic), to enhance total return or to gain exposure to certain securities or markets. The
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Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
Fund may also use total return swaps as a substitute for futures or options contracts if such contracts are not directly available to the Fund on favorable terms and to gain exposure to markets the Fund invests in. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2023, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the  Consolidated  Schedule of Investments, at December 31, 2023, the notional value of the protection sold was USD 6,880,671, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2023, net unrealized appreciation of the protection sold was $277,035.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used CDS contracts to gain exposure to certain securities or markets; to enhance total return and to hedge against credit events.
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Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
Total Return Swaps- Total return swaps involve commitments to pay interest in exchange for a market linked return based on a notional amount. To the extent the total return of the security, instrument or basket of instruments underlying the transaction exceeds the offsetting interest obligation, the Fund will receive a payment from the counterparty. To the extent the total return of the security, instrument or basket of instruments underlying the transaction falls short of the offsetting interest obligation, the Fund will make a payment to the counterparty. The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded on maturity or termination of the swap contract.
The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the total return swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2023, the Fund used total return swap contracts to gain exposure to markets the Fund invests in.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the Secured Overnight Financing Rate (SOFR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2023, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Consolidated Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2023, the Fund used contracts for difference to obtain short exposure and to gain exposure to certain securities or markets.
Currency Swaps: The Portfolio may enter into currency swap agreements to gain or mitigate exposure to currency risk. A currency swap is an agreement to exchange cash flows on a notional amount of two or more currencies based on the relative value differential among them. Such swaps may involve initial and final exchanges that correspond to the agreed upon notional amount. Currency swaps usually involve the delivery of the entire principal value of one designated currency in exchange for the other designated currency. Therefore, the entire principal value of a currency swap is subject to the risk that the other party to the swap will default on its contractual delivery obligations. If there is a default by the counterparty, the Portfolio may have contractual remedies pursuant to the agreements related to the transaction.
During the year ended December 31, 2023, the Fund used currency swaps to protect against currency fluctuations.
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Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Consolidated Schedule of Investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Fair Value	Consolidated Statement of Assets and Liabilities Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Unrealized appreciation on foreign currency exchange contracts	$4,777,920	Unrealized depreciation on foreign currency exchange contracts	$(2,602,041)
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	2,684,907	Variation margin due to broker on futures contracts	(2,281,560)
Futures contracts (Interest rate contracts)*	Variation margin due to broker on futures contracts	14,315,005	Variation margin due to broker on futures contracts	(16,892,165)
Options purchased (Equity contracts)	Investments, at value	9,131,526	Investments, at value	—
Options purchased (Currency contracts)	Investments, at value	490,174	Investments, at value	—
Options purchased (Interest rate contracts)	Investments, at value	5,374,085	Investments, at value	—
Options written (Equity contracts)	Options written, at value	—	Options written, at value	(1,558,421)
Options written (Currency contracts)	Options written, at value	—	Options written, at value	(50,415)
Options written (Interest rate contracts)	Options written, at value	—	Options written, at value	(2,144,438)
Swap contracts (Equity contracts)	Variation margin due from broker on centrally cleared swap contracts	613,164	Variation margin due from broker on centrally cleared swap contracts	(2,948,130)
Swap contracts (Credit contracts)	Variation margin due from broker on centrally cleared swap contracts	279,429	Variation margin due from broker on centrally cleared swap contracts	(175,970)
Swap contracts (Interest rate contracts & Inflation contracts)	Variation margin due from brokers on centrally cleared interest rate swap contracts	21,824,355	Variation margin due from brokers on centrally cleared interest rate swap contracts	(10,434,050)
Total		$59,490,565		$(39,087,190)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Consolidated Statement of Assets and Liabilities.

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Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
The effect of derivative instruments on the Consolidated Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(8,821,750)	$7,013,261
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(4,927,469)	(1,037,999)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	12,808,313	432,224
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(13,582,896)	5,754,571
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	404,052	(228,494)
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(4,044,539)	(298,304)
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	14,961,345	(674,746)
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	335,297	(39,012)
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	9,839,282	7,714,245
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(5,515,081)	(2,281,257)
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(41,531)	(33,769)
Swap contracts (Interest rate contracts & Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(16,615,952)	6,858,272
Total		$(15,200,929)	$23,178,992
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$450,633,895	$235,074,375
Futures contracts (average notional value)	466,856,341	650,896,209
Options contracts (average value)	9,843,960	9,677,159
CDS contracts (average notional value)*	8,560,585	4,141,119
Interest rate swap contracts (average notional value)**	637,706,063	1,032,552,394
Total return swap contracts (average notional value)	6,180,222	1,563,913
Contracts for difference swap contract (average notional volume)	—	731,500

*Long represents buying protection and short represents selling protection.
**Long represents paying floating interest payments and short represent receiving floating interest payments.
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Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
At December 31, 2023, the Fund posted securities collateral for certain open bilateral derivatives as follows:
Broker	Securities Collateral
Citigroup Global Markets	$2,933,337
JPMorgan Chase Bank	1,901,649
UBS AG	10,640
Total	$4,845,626
At December 31, 2023, the Fund received cash collateral and securities collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
Bank of America N.A.	$100,000	$—
Barclays Bank	170,000	—
BNP Paribas SA	460,000	—
Deutsche Bank	330,000	—
Goldman Sachs International	810,000	—
Hong Kong Shanghai Bank	—	1,768
Morgan Stanley & Co. International	70,000	—
Total	$1,940,000	$1,768
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Consolidated Statement of Assets and Liabilities.
At December 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$51,884	$(1,686)	$50,198
Barclays Bank PLC	454,731	(202,586)	252,145
BNP Paribas SA	806,818	(206,399)	600,419
Citigroup Global Markets	2,557,151	(1,411,602)	1,145,549
Deutsche Bank	980,440	(932,413)	48,027
Goldman Sachs International	498,362	(156,864)	341,498
Hong Kong Shanghai Bank	1,362,831	(300,021)	1,062,810
JPMorgan Chase Bank	4,139,888	(4,737,772)	(597,884)
Morgan Stanley Capital	395,212	(132,564)	262,648
UBS AG	1,112,514	(107,336)	1,005,178
Total	$12,359,831	$(8,189,243)	$4,170,588

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Notes to Consolidated Financial Statements (continued)
 10. Derivatives (continued)
Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$50,198	$—	$(50,198)	$—	$—	$—
Barclays Bank PLC	252,145	—	(170,000)	—	—	82,145
BNP Paribas SA	600,419	—	(460,000)	—	—	140,419
Citigroup Global Markets	1,145,549	—	—	—	—	1,145,549
Deutsche Bank	48,027	—	(48,027)	—	—	—
Goldman Sachs International	341,498	—	(341,498)	—	—	—
Hong Kong Shanghai Bank	1,062,810	(1,768)	—	—	—	1,061,042
JPMorgan Chase Bank	(597,884)	—	—	597,884	—	—
Morgan Stanley Capital	262,648	—	(70,000)	—	—	192,648
UBS AG	1,005,178	—	—	—	—	1,005,178
Total	$4,170,588	$(1,768)	$(1,139,723)	$597,884	$—	$3,626,981

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
11. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
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Notes to Consolidated Financial Statements (continued)
 11. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 2. Restricted securities have been identified on the Consolidated Schedule of Investments.
12. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
13. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
14. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation Fund-74

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Fund
Opinion on the Financial Statements
We have audited the accompanying consolidated statement of assets and liabilities of LVIP BlackRock Global Allocation Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the consolidated schedule of investments,  as of December 31, 2023, and the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period ended, the consolidated financial highlights for each of the four years in the period then ended and the period from April 29, 2019 (commencement of operations) through December 31, 2019 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the consolidated financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, and the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period ended and its consolidated financial highlights for each of the four years in the period then ended and the period from April 29, 2019 (commencement of operations) through December 31, 2019, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP BlackRock Global Allocation Fund–75

LVIP BlackRock Global Allocation Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LFI had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group category and category median for the Fund.  The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group. The Board considered that LFI implemented a breakpoint in the Fund’s investment management fee schedule effective October 1, 2022. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the breakpoint, was reasonable.
LVIP BlackRock Global Allocation Fund-76

LVIP BlackRock Global Allocation Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented an expense limitation for the Fund through June 10, 2024 and had implemented a breakpoint in the Fund’s investment management fee schedule effective October 1, 2022. The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Global Allocation Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement.  The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock.  The Board considered that BlackRock uses an affiliated investment adviser, BlackRock (Singapore) Limited, as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP BlackRock Global Allocation Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Allocation funds category and the BlackRock Global Allocation Composite Index.  The Board noted that the Fund commenced operations in 2019 and that its total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods.  The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule and the management fees of funds with similar investment strategies for which BlackRock serves as investment adviser or subadviser.  The Board considered that LFI compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LFI and BlackRock, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provide potential scale-related benefits, and increase analyst coverage and sales of BlackRock proprietary products and that research may be obtained with soft dollars.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Fund-77

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP BlackRock Global Allocation Fund-78

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP BlackRock Global Allocation Fund-79

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP BlackRock Global Allocation Fund-80

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Allocation Fund-81

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Fund-82

LVIP BlackRock Global Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
BlackRock Investment Management LLC
The Fund returned 11.65% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the BlackRock Global Allocation Composite1, returned 15.68% and its broad-based benchmark index, the S&P 500® Index2, returned 26.29%.
Global stocks, as measured by the MSCI World Index3 had a positive return in 2023. With the exception of the last two months of the year, most of the gains enjoyed in the market cap weighted indexes were driven by a small handful of large-cap Information Technology and Communication Services stocks, due to excitement around Artificial Intelligence (AI). Regionally, U.S. equities led the performance for the year. Several non-U.S. markets, including across Europe and in Japan, also posted strong returns (as measured by the MSCI Europe Index4 and MSCI Japan Index5). One non-U.S. market that lagged over the year was China, which continued to struggle as housing concerns weigh on consumer sentiment and Chinese regulators unexpectedly announced restrictive new rules for online gaming companies. Global bonds as measured by the Bloomberg Global Aggregate Bond Index6 had a positive return for the year, capping off what was another volatile year for the asset class. Following a weaker third quarter where a spike in U.S. yields caused weakness across government bonds, the apparent end to the U.S. Federal Reserve’s (the Fed’s) historic hiking cycle in the fourth quarter boosted bonds of all maturities. Several non-U.S. developed market sovereigns were further supported by a weaker U.S. dollar. In U.S. corporate credit, both investment grade and high yield bonds generated positive returns for the year as the expectation of interest rate cuts and an absence of any sign of a pending U.S. recession, provided bond investors favorable macro news.
As of December 31, 2023, the Fund was overweight equities (8%), underweight fixed income (-16%), with exposure to commodities (1%) and cash equivalents (7%). Within equities, the Fund was overweight information technology, consumer discretionary, healthcare, industrials, energy and communication services, and underweight real estate and materials. From a regional perspective, the Fund was overweight the U.S. and Japan, and underweight Australia. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate credit, securitized debt and bank loans. Total portfolio duration was 1.9 years vs. 2.4 years for the benchmark (total portfolio duration assumes equity duration of 0). From a currency perspective, the Fund's largest overweight was the Japanese yen and largest underweight the euro.Within equities, an underweight to consumer staples and real estate contributed to performance. Selection within healthcare, partially offset by an overweight, positively impacted returns. Within fixed income, duration management, via tactical positioning along the U.S. yield curve and exposure to short-term European rates, was additive. Exposure to credit, notably high yield bonds, also contributed. Within equities, selection in information technology, industrials, consumer discretionary, communication services and materials detracted from performance. Positioning in index futures used to manage the overall beta of the portfolio negatively impacted returns. An overweight to energy also detracted, though partially offset by selection. Within fixed income, exposure to agency mortgages weighed on performance over the period. Exposure to gold related securities, as well as exposure to cash and cash equivalents, primarily held as hedges against market volatility, dragged on performance as both equity and bond markets were positive for the year.
The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility and provide capital protection. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Jay Shearon
Alex Zeng
Milliman Financial Risk
Management LLC:
  Jeff Greco
Maria Schiopu
Adam Schenck
Underlying Fund Portfolio Managers:
BlackRock Investment Management LLC:
 Russ Koesterich
David Clayton
Rick Rieder
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP BlackRock Global Allocation Managed Risk Fund-1

LVIP BlackRock Global Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited) (continued)
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP BlackRock Global Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Global Allocation Managed Risk Fund - Service Class
BlackRock Global Allocation Composite
S&P 500® Index
$39,000
$36,000
$33,000
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$31,150
$17,634
$13,181
$12,727

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Allocation Managed Risk Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $13,181 for the Standard Class shares and to $12,727 for the Service Class shares. For comparison, look at how the BlackRock Global Allocation Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $17,634 and $31,150, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.65%
Five Years	+ 5.03%
Ten Years	+ 2.80%
Service Class Shares
One Year	+ 11.25%
Five Years	+ 4.66%
Ten Years	+ 2.44%
1. The BlackRock Global Allocation Composite is an unmanaged index compiled by Lincoln Financial Investment Corporation (LFI), the Fund’s adviser. The BlackRock Global Allocation Composite is constructed as follows: 36% ICE Bank of America 5-Yr US Treasury Bond Index; 24% FTSE Non-U.S. Dollar World Government Bond Index; 24% S&P 500® Index; and 16% FTSE World Ex US.
2. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
4. The MSCI Europe Index captures large and mid cap representation across 15 Developed Markets (DM) countries in Europe. With 425 constituents, the index covers approximately 85% of the free float-adjusted market capitalization across the European Developed Markets equity universe.
5. The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japanese market. The index covers approximately 85% of the free float-adjusted market capitalization in Japan.
6. The Bloomberg Global Aggregate Index measures the performance of the global investment grade, fixed-rate bond markets. The benchmark includes government, government-related and corporate bonds, as well as asset-backed, mortgage-backed and commercial mortgage-backed securities from both developed and emerging markets issuers.
LVIP BlackRock Global Allocation Managed Risk Fund-2

LVIP BlackRock Global Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,054.50	0.15%	$0.78
Service Class Shares	1,000.00	1,052.60	0.50%	2.59
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,024.50	0.15%	$0.77
Service Class Shares	1,000.00	1,022.80	0.50%	2.55

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP BlackRock Global Allocation Managed Risk Fund-3

LVIP BlackRock Global Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	96.83%
Investment Company	96.83%
Global Multi-Asset Fund	96.83%
Unaffiliated Investment	3.04%
Investment Company	3.04%
Money Market Fund	3.04%
Total Investments	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%
LVIP BlackRock Global Allocation Managed Risk Fund-4

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–96.83%
INVESTMENT COMPANY–96.83%
Global Multi-Asset Fund–96.83%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Global Allocation Fund	58,074,081	$667,213,116
Total Affiliated Investment (Cost $580,214,901)		667,213,116

	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENT–3.04%
INVESTMENT COMPANY–3.04%
Money Market Fund–3.04%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	20,972,990	$20,972,990
Total Unaffiliated Investment (Cost $20,972,990)		20,972,990

TOTAL INVESTMENTS–99.87% (Cost $601,187,891)	688,186,106
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	888,521
NET ASSETS APPLICABLE TO 63,635,516 SHARES OUTSTANDING–100.00%	$689,074,627

✧✧Standard Class shares.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
4	Australian Dollar	$273,220	$263,203	3/18/24	$10,017	$—
10	British Pound	796,937	782,883	3/18/24	14,054	—
14	Euro	1,938,125	1,893,511	3/18/24	44,614	—
10	Japanese Yen	897,000	872,758	3/18/24	24,242	—
1	Swedish Krona	198,900	192,001	3/18/24	6,899	—
					99,826	—
Equity Contracts:
32	E-mini MSCI Emerging Markets Index	1,653,920	1,580,729	3/15/24	73,191	—
57	E-mini S&P 500 Index	13,737,000	13,281,095	3/15/24	455,905	—
4	E-mini S&P MidCap 400 Index	1,123,800	1,064,248	3/15/24	59,552	—
47	Euro STOXX 50 Index	2,357,165	2,377,691	3/15/24	—	(20,526)
8	FTSE 100 Index	790,946	775,247	3/15/24	15,699	—
6	OMXS 30 Index	142,846	139,540	1/19/24	3,306	—
2	SPI 200 Index	258,440	254,114	3/21/24	4,326	—
6	TOPIX Index	1,006,809	1,000,077	3/7/24	6,732	—
					618,711	(20,526)
Total Futures Contracts					$718,537	$(20,526)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP BlackRock Global Allocation Managed Risk Fund-5

LVIP BlackRock Global Allocation Managed Risk Fund
Schedule of Investments (continued)
Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund-6

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Affiliated investments, at value	$667,213,116
Unaffiliated investments, at value	20,972,990
Cash collateral held at broker for futures contracts	1,150,830
Receivable for securities sold	160,713
Dividends and interest receivable	93,123
Prepaid expenses	3,140
TOTAL ASSETS	689,593,912
LIABILITIES:
Due to manager and affiliates	262,305
Payable for fund shares redeemed	165,683
Variation margin due to broker on futures contracts	43,553
Payable for audit fee	22,140
Payable for fund accounting fee	16,385
Other accrued expenses payable	9,219
TOTAL LIABILITIES	519,285
TOTAL NET ASSETS	$689,074,627
Affiliated investments, at cost	$580,214,901
Unaffiliated investments, at cost	20,972,990
Standard Class:
Net Assets	$75,685
Shares Outstanding	6,941
Net Asset Value Per Share	$10.905
Service Class:
Net Assets	$688,998,942
Shares Outstanding	63,628,575
Net Asset Value Per Share	$10.828
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$693,496,301
Distributable earnings/(accumulated loss)	(4,421,674)
TOTAL NET ASSETS	$689,074,627
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund-7

LVIP BlackRock Global Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from affiliated investments	$16,766,489
Dividends from unaffiliated investments	1,055,134
17,821,623
EXPENSES:
Distribution fees-Service Class	2,422,724
Management fees	1,038,419
Shareholder servicing fees	200,761
Accounting and administration expenses	115,665
Professional fees	49,328
Trustees’ fees and expenses	25,616
Reports and statements to shareholders	17,546
Custodian fees	14,388
Consulting fees	5,524
Pricing fees	822
Other	67,415
3,958,208
Less:
Management fees waived	(519,210)
Total operating expenses	3,438,998
NET INVESTMENT INCOME	14,382,625
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	7,616,544
Foreign currencies	27,890
Futures contracts	(8,726,064)
Net realized loss	(1,081,630)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	60,831,534
Foreign currencies	(20,982)
Futures contracts	(918,589)
Net change in unrealized appreciation (depreciation)	59,891,963
NET REALIZED AND UNREALIZED GAIN	58,810,333
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$73,192,958
See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$14,382,625	$(821,908)
Net realized loss	(1,081,630)	(2,892,863)
Net change in unrealized appreciation (depreciation)	59,891,963	(164,938,044)
Net increase (decrease) in net assets resulting from operations	73,192,958	(168,652,815)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,843)	(2,174)
Service Class	(14,497,798)	(19,584,501)
Return of capital:
Standard Class	(125)	—
Service Class	(1,198,388)	—
	(15,698,154)	(19,586,675)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,584	1,511
Service Class	10,061,550	16,499,241
Reinvestment of dividends and distributions:
Standard Class	1,968	2,174
Service Class	15,696,186	19,584,501
	25,761,288	36,087,427
Cost of shares redeemed:
Standard Class	(4,139)	(5,120)
Service Class	(104,178,505)	(93,310,303)
	(104,182,644)	(93,315,423)
Decrease in net assets derived from capital share transactions	(78,421,356)	(57,227,996)
NET DECREASE IN NET ASSETS	(20,926,552)	(245,467,486)
NET ASSETS:
Beginning of year	710,001,179	955,468,665
End of year	$689,074,627	$710,001,179
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund-8

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.027	$12.585	$12.272	$11.280	$10.008
Income (loss) from investment operations:
Net investment income[1]	0.253	0.027	0.171	0.069	0.090
Net realized and unrealized gain (loss)	0.916	(2.266)	0.778	1.149	1.563
Total from investment operations	1.169	(2.239)	0.949	1.218	1.653
Less dividends and distributions from:
Net investment income	(0.273)	(0.319)	(0.636)	(0.226)	(0.252)
Net realized gain	—	—	—	—	(0.129)
Return of capital	(0.018)	—	—	—	—
Total dividends and distributions	(0.291)	(0.319)	(0.636)	(0.226)	(0.381)
Net asset value, end of period	$10.905	$10.027	$12.585	$12.272	$11.280
Total return[2]	11.65%	(17.78% )	7.74%	10.81%	16.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$76	$70	$90	$86	$168
Ratio of expenses to average net assets[3]	0.14%	0.14%	0.13%	0.15%	0.14%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.22%	0.22%	0.21%	0.22%	0.41%
Ratio of net investment income to average net assets	2.43%	0.25%	1.33%	0.62%	0.83%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.35%	0.17%	1.25%	0.55%	0.56%
Portfolio turnover	3%	3%	6%	4%	104% [4]

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund-9

LVIP BlackRock Global Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.959	$12.498	$12.190	$11.209	$9.911
Income (loss) from investment operations:
Net investment income (loss)[1]	0.215	(0.011)	0.124	0.030	0.051
Net realized and unrealized gain (loss)	0.906	(2.248)	0.773	1.136	1.548
Total from investment operations	1.121	(2.259)	0.897	1.166	1.599
Less dividends and distributions from:
Net investment income	(0.234)	(0.280)	(0.589)	(0.185)	(0.172)
Net realized gain	—	—	—	—	(0.129)
Return of capital	(0.018)	—	—	—	—
Total dividends and distributions	(0.252)	(0.280)	(0.589)	(0.185)	(0.301)
Net asset value, end of period	$10.828	$9.959	$12.498	$12.190	$11.209
Total return[2]	11.25%	(18.06% )	7.36%	10.42%	16.22%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$688,999	$709,931	$955,379	$955,926	$944,482
Ratio of expenses to average net assets[3]	0.49%	0.49%	0.48%	0.50%	0.49%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.57%	0.57%	0.56%	0.57%	0.76%
Ratio of net investment income (loss) to average net assets	2.08%	(0.10% )	0.98%	0.27%	0.48%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	2.00%	(0.18% )	0.90%	0.20%	0.21%
Portfolio turnover	3%	3%	6%	4%	104% [4]

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
[4]	As a result of changes in the Fund’s investment strategy, the portfolio turnover exceeded 100%.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund-10

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Allocation Managed Risk Fund(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, primarily the LVIP BlackRock Global Allocation Fund (collectively, the "Underlying Funds”). The Fund is advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)). The LVIP BlackRock Global Allocation Fund, which is sub-advised by an unaffiliated sub-adviser, invests primarily in a portfolio of equity, debt and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that  invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP BlackRock Global Allocation Managed Risk Fund-11

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.15% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.075% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly. The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Fund's managed risk strategy. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$56,391
Legal	9,226
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,931 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$43,336
Distribution fees payable to LFD	202,212
Shareholder servicing fees payable to Lincoln Life	16,757
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP BlackRock Global Allocation Managed Risk Fund-12

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-96.83%@
Global Multi-Asset Fund-96.83%@
✧✧LVIP BlackRock Global Allocation Fund	$682,243,311	$19,193,012	$101,388,878	$7,616,544	$60,831,534	$(1,282,407)	$667,213,116	58,074,081	$16,766,489	$—

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$19,193,012
Sales	101,388,878
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$601,308,149
Aggregate unrealized appreciation of investments and derivatives	$86,915,812
Aggregate unrealized depreciation of investments and derivatives	(15,428)
Net unrealized appreciation of investments and derivatives	$86,900,384
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Global Allocation Managed Risk Fund-13

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$667,213,116	$—	$—	$667,213,116
Unaffiliated Investment Company	20,972,990	—	—	20,972,990
Total Investments	$688,186,106	$—	$—	$688,186,106
Derivatives:
Assets:
Futures Contracts	$718,537	$—	$—	$718,537
Liabilities:
Futures Contract	$(20,526)	$—	$—	$(20,526)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$14,499,641	$19,586,675
Return of capital	1,198,513	—
Total	$15,698,154	$19,586,675
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(91,307,694)
Other temporary differences	(14,364)
Net unrealized appreciation	86,900,384
Distributable earnings/(accumulated loss)	$(4,421,674)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$43,276,040	$48,031,654	$91,307,694
LVIP BlackRock Global Allocation Managed Risk Fund-14

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	153	133
Service Class	975,647	1,525,309
Shares reinvested:
Standard Class	180	218
Service Class	1,446,028	1,976,053
	2,422,008	3,501,713
Shares redeemed:
Standard Class	(398)	(475)
Service Class	(10,076,744)	(8,660,080)
	(10,077,142)	(8,660,555)
Net decrease	(7,655,134)	(5,158,842)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP BlackRock Global Allocation Managed Risk Fund-15

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$618,711	Variation margin due to broker on futures contracts	$(20,526)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	99,826	Variation margin due to broker on futures contracts	—
Total		$718,537		$(20,526)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(7,007,847)	$(1,367,129)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,718,217)	448,540
Total		$(8,726,064)	$(918,589)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$19,728,740	$18,783,712
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP BlackRock Global Allocation Managed Risk Fund-16

LVIP BlackRock Global Allocation Managed Risk Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Allocation Managed Risk Fund-17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP BlackRock Global Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP BlackRock Global Allocation Managed Risk Fund–18

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and Milliman provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”).  The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts.  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and  (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods, as applicable, ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Allocation Managed Risk Fund-19

LVIP BlackRock Global Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model.  The Board concluded that LFI had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group  and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Global Allocation funds category and the Fund’s custom benchmark index, the BlackRock Global Allocation Composite.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LFI management dedicated to analysis of the Risk-Management Sleeve.  The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for Milliman. The Board considered that LFI compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Allocation Managed Risk Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP BlackRock Global Allocation Managed Risk Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP BlackRock Global Allocation Managed Risk Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP BlackRock Global Allocation Managed Risk Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Allocation Managed Risk Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Allocation Managed Risk Fund-25

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned 11.68% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the BlackRock Global Growth ETF Allocation Composite1, returned 12.78% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned 5.53%.
The most awaited recession in recent history failed to materialize in 2023. On the contrary, the bounce back of returns in 2023 supports on-going “soft landing” narrative. The rally in U.S. equities was narrow, led by the “magnificent seven.” More than 60% of the return of the S&P 500® Index3 was driven by these tech behemoths. As a result, the S&P 500® Index outperformed its equal-weighted counterpart for the year by the largest margin since 1998. Coupled with the rally in fixed income, investors ended the year with strong returns across stocks and bonds.
Globally, equities had significant gains in 2023. In the U.S., the S&P 500® and the NASDAQ Composite gained for the year. Growth outperformed value. From a sector perspective, within the S&P 500®, Information Technology led the pack, closely followed by Communication Services. Conversely, Utilities & Energy were the laggards, respectively. Overall, U.S. equities strongly outperformed foreign.
Fixed income investors experienced a sharp reversal in 2023. The first three quarters of the year ended up mixed with the 10 year U.S. Treasury yield selling off and spreads narrowing marginally. In the last quarter of the year, rates rebounded and fixed income ended the year up in solid positive territory with the Bloomberg US Aggregate Bond Index2positive for the year. High Yield bonds led bonds in 2023, with the IBoxx Liquid High Yield Corp Bond Index gaining during the year. Investment Grade followed, with the IBoxx Liquid Investment Grade Corp Bond Index also rising in 2023. Lastly, Treasuries, represented by the ICE US Treasury Core Bond Index, was positive for the year.
Equity style risk factors ended in positive territory in 2023. The quality factor outperformed the MSCI USA Index4. Value, momentum, size, and low volatility factors underperformed the broader markets. Globally, low volatility stocks underperformed. The MSCI Emerging Markets Minimum Volatility Index5 underperformed its parent benchmark and the MSCI EAFE Minimum Volatility Index6 also underperformed.
Internationally, Emerging Markets Minimum Volatility slightly underperformed, as shown with iShares MSCI Emerging Markets Minimum Volatility Factor ETF (EEMV). Europe, Australasia and the Far East Minimum Volatility also underperformed as shown with iShares MSCI EAFE Minimum Volatility Factor ETF (EFAV) over the course of the last year.
On the other hand, we saw overperformance of USA Minimum Volatility, as demonstrated with (iShares MSCI USA Min Vol Factor ETF (USMV).
The Fund utilizes a risk management overlay strategy to manage portfolio volatility and provide capital protection. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Jay Shearon
Alex Zeng
Lu Fan
BlackRock Investment Management LLC:
 Paul Whitehead
Greg Savage
Milliman Financial Risk Management
LLC:
 Jeff Greco
Adam Schenck
Maria Schiopu
Ruby Shi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/23

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund - Service Class
BlackRock Global Growth ETF Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$19,500
$17,500
$15,500
$13,500
$11,500
$9,500
5/2/16
12/31/23
$16,834
$14,354
$13,973
$10,857

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,354 for the Standard Class shares and to $13,973 for the Service Class shares. For comparison, look at how the BlackRock Global Growth ETF Allocation Composite and Bloomberg U.S. Aggregate Bond Index did from 5/2/16 through 12/31/23. The same $10,000 investment would have increased to $16,834 and $10,857, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-1

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited) (continued)
company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.68%
Five Years	+ 4.81%
Inception (5/2/16)	+ 4.83%
Service Class Shares
One Year	+ 11.29%
Five Years	+ 4.45%
Inception (5/2/16)	+ 4.46%
1.The BlackRock Global Growth ETF Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 6% MSCI Emerging Markets Min Vol Index,13% MSCI EAFE Minimum Volatility Index, 22% S&P 500® Index,19% MSCI USA Minimum Volatility Index, 5% S&P Mid Cap 400® Index and 5% Russell 2000® Index.
2.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4.The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 609 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.
5.The MSCI Emerging Markets (EM) Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 24 Emerging Markets countries.
6.The MSCI EAFE Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap equity universe across Developed Markets countries around the world excluding the US and Canada.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-2

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,053.30	0.32%	$1.66
Service Class Shares	1,000.00	1,051.30	0.67%	3.46
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.32%	$1.63
Service Class Shares	1,000.00	1,021.80	0.67%	3.41

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-3

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.77%
Equity Funds	50.17%
Fixed Income Funds	28.97%
International Equity Funds	17.90%
Money Market Fund	2.73%
Total Investments	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–4

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.77%
Equity Funds–50.17%
iShares Core S&P 500 ETF	202,651	$96,792,197
iShares Core S&P Mid-Cap ETF	84,601	23,447,167
iShares Edge MSCI Min Vol USA ETF	1,063,920	83,017,678
iShares Russell 2000 ETF	107,099	21,495,840
		224,752,882
Fixed Income Funds–28.97%
iShares Broad USD Investment Grade Corporate Bond ETF	427,401	21,908,575
iShares Core U.S. Aggregate Bond ETF	648,839	64,397,271
iShares Core U.S. Treasury Bond ETF	943,072	21,728,379
iShares MBS ETF	231,087	21,740,665
		129,774,890
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
International Equity Funds–17.90%
iShares Edge MSCI Min Vol EAFE ETF	798,014	$55,334,291
iShares Edge MSCI Min Vol Emerging Markets ETF	447,750	24,890,422
		80,224,713
Money Market Fund–2.73%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	12,238,891	12,238,891
		12,238,891
Total Investment Companies (Cost $354,244,524)		446,991,376

TOTAL INVESTMENTS–99.77% (Cost $354,244,524)	446,991,376
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	1,017,065
NET ASSETS APPLICABLE TO 38,183,373 SHARES OUTSTANDING–100.00%	$448,008,441
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($54,324,340 / 4,623,923 Shares)	$11.749
NET ASSET VALUE PER SHARE–LVIP BLACKROCK GLOBAL GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($393,684,101 / 33,559,450 Shares)	$11.731
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$421,539,301
Distributable earnings/(accumulated loss)	26,469,140
TOTAL NET ASSETS	$448,008,441

★Includes $794,134 cash collateral held at broker for futures contracts, $1,631,842 payable for securities purchased, $66,604 payable for fund shares redeemed, $15,492 other accrued expenses payable, $217,794 due to manager and affiliates, $54,131 variation margin due to broker on futures contracts, $22,140 payable for audit fee and $16,438 payable for fund accounting fee as of December 31, 2023.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-5

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	Australian Dollar	$204,915	$197,444	3/18/24	$7,471	$—
5	British Pound	398,469	391,442	3/18/24	7,027	—
7	Euro	969,063	946,756	3/18/24	22,307	—
5	Japanese Yen	448,500	436,379	3/18/24	12,121	—
					48,926	—
Equity Contracts:
17	E-mini MSCI Emerging Markets Index	878,645	839,753	3/15/24	38,892	—
11	E-mini Russell 2000 Index	1,126,235	1,046,188	3/15/24	80,047	—
33	E-mini S&P 500 Index	7,953,000	7,689,060	3/15/24	263,940	—
7	E-mini S&P MidCap 400 Index	1,966,650	1,862,465	3/15/24	104,185	—
27	Euro STOXX 50 Index	1,354,116	1,365,908	3/15/24	—	(11,792)
5	FTSE 100 Index	494,341	484,529	3/15/24	9,812	—
4	OMXS 30 Index	95,231	93,027	1/19/24	2,204	—
1	SPI 200 Index	129,220	127,108	3/21/24	2,112	—
3	TOPIX Index	503,404	501,811	3/7/24	1,593	—
					502,785	(11,792)
Total Futures Contracts					$551,711	$(11,792)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
EAFE–Europe Australasia Far East
ETF–Exchange-Traded Fund
FTSE–Financial Times Stock Exchange
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-6

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$10,871,078
EXPENSES:
Distribution fees-Service Class	1,357,025
Management fees	1,093,910
Shareholder servicing fees	126,894
Accounting and administration expenses	91,120
Professional fees	44,229
Custodian fees	19,362
Trustees’ fees and expenses	16,095
Reports and statements to shareholders	10,196
Consulting fees	5,349
Pricing fees	901
Other	15,362
2,780,443
Less:
Management fees waived	(21,878)
Total operating expenses	2,758,565
NET INVESTMENT INCOME	8,112,513
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	5,788,570
Foreign currencies	8,340
Futures contracts	(4,038,248)
Net realized gain	1,758,662
Net change in unrealized appreciation (depreciation) of:
Investments	36,357,134
Foreign currencies	(4,890)
Futures contracts	554,586
Net change in unrealized appreciation (depreciation)	36,906,830
NET REALIZED AND UNREALIZED GAIN	38,665,492
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,778,005
See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,112,513	$5,822,814
Net realized gain (loss)	1,758,662	(12,606,754)
Net change in unrealized appreciation (depreciation)	36,906,830	(84,683,847)
Net increase (decrease) in net assets resulting from operations	46,778,005	(91,467,787)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(1,147,308)	(2,404,562)
Service Class	(7,008,927)	(19,143,058)
	(8,156,235)	(21,547,620)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,564,879	7,446,022
Service Class	11,768,652	17,878,569
Reinvestment of dividends and distributions:
Standard Class	1,147,308	2,404,562
Service Class	7,008,927	19,143,058
	24,489,766	46,872,211
Cost of shares redeemed:
Standard Class	(2,919,166)	(3,036,699)
Service Class	(47,153,786)	(47,434,605)
	(50,072,952)	(50,471,304)
Decrease in net assets derived from capital share transactions	(25,583,186)	(3,599,093)
NET INCREASE (DECREASE) IN NET ASSETS	13,038,584	(116,614,500)
NET ASSETS:
Beginning of year	434,969,857	551,584,357
End of year	$448,008,441	$434,969,857
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-7

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.747	$13.578	$12.586	$12.526	$10.843
Income (loss) from investment operations:
Net investment income[1]	0.242	0.182	0.161	0.187	0.275
Net realized and unrealized gain (loss)	1.014	(2.429)	1.426	0.060	1.682
Total from investment operations	1.256	(2.247)	1.587	0.247	1.957
Less dividends and distributions from:
Net investment income	(0.254)	(0.181)	(0.171)	(0.187)	(0.235)
Net realized gain	—	(0.403)	(0.424)	—	(0.039)
Total dividends and distributions	(0.254)	(0.584)	(0.595)	(0.187)	(0.274)
Net asset value, end of period	$11.749	$10.747	$13.578	$12.586	$12.526
Total return[2]	11.68%	(16.52% )	12.69%	1.98%	18.06%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$54,324	$47,102	$51,501	$46,782	$32,853
Ratio of expenses to average net assets[3]	0.32%	0.31%	0.30%	0.32%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.33%	0.32%	0.31%	0.32%	0.32%
Ratio of net investment income to average net assets	2.16%	1.55%	1.21%	1.55%	2.30%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.15%	1.54%	1.20%	1.55%	2.30%
Portfolio turnover	4%	5%	6%	18%	2%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-8

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.732	$13.557	$12.569	$12.511	$10.837
Income (loss) from investment operations:
Net investment income[1]	0.202	0.141	0.114	0.144	0.233
Net realized and unrealized gain (loss)	1.009	(2.424)	1.423	0.058	1.678
Total from investment operations	1.211	(2.283)	1.537	0.202	1.911
Less dividends and distributions from:
Net investment income	(0.212)	(0.139)	(0.125)	(0.144)	(0.198)
Net realized gain	—	(0.403)	(0.424)	—	(0.039)
Total dividends and distributions	(0.212)	(0.542)	(0.549)	(0.144)	(0.237)
Net asset value, end of period	$11.731	$10.732	$13.557	$12.569	$12.511
Total return[2]	11.29%	(16.81% )	12.31%	1.62%	17.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$393,684	$387,868	$500,084	$481,243	$474,383
Ratio of expenses to average net assets[3]	0.67%	0.66%	0.65%	0.67%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.68%	0.67%	0.66%	0.67%	0.67%
Ratio of net investment income to average net assets	1.81%	1.20%	0.86%	1.20%	1.95%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.80%	1.19%	0.85%	1.20%	1.95%
Portfolio turnover	4%	5%	6%	18%	2%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-9

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at http://www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-10

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LFI, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$35,451
Legal	5,802
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,861 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-11

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$91,682
Distribution fees payable to LFD	115,260
Shareholder servicing fees payable to Lincoln Life	10,852
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$18,825,463
Sales	45,987,725
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$360,030,312
Aggregate unrealized appreciation of investments and derivatives	$99,371,287
Aggregate unrealized depreciation of investments and derivatives	(12,399,479)
Net unrealized appreciation of investments and derivatives	$86,971,808
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-12

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$446,991,376	$—	$—	$446,991,376
Derivatives:
Assets:
Futures Contracts	$551,711	$—	$—	$551,711
Liabilities:
Futures Contract	$(11,792)	$—	$—	$(11,792)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and straddles.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$8,156,235	$17,246,970
Long-term capital gains	—	4,300,650
Total	$8,156,235	$21,547,620
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$12,078
Capital loss carryforward	(7,836,722)
Other temporary differences	(52,678,024)
Net unrealized appreciation	86,971,808
Distributable earnings/(accumulated loss)	$26,469,140
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(1)	$1
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$7,836,722	$7,836,722
In 2023, the Fund utilized $6,704,062 of capital loss carryforwards.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-13

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	403,569	622,802
Service Class	1,053,335	1,495,278
Shares reinvested:
Standard Class	97,506	222,760
Service Class	596,572	1,778,275
	2,150,982	4,119,115
Shares redeemed:
Standard Class	(259,997)	(255,647)
Service Class	(4,231,925)	(4,020,512)
	(4,491,922)	(4,276,159)
Net decrease	(2,340,940)	(157,044)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-14

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$502,785	Receivables and other assets net of liabilities	$(11,792)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	48,926	Receivables and other assets net of liabilities	—
Total		$551,711		$(11,792)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,559,255)	$409,077
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(478,993)	145,509
Total		$(4,038,248)	$554,586
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$12,948,443	$5,630,389
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-15

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-16

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund–17

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge  and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by BlackRock Investment Management, LLC (“BlackRock”) in underlying funds (the “Underlying Sleeve”).  The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts.  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-18

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, and monitoring of  the implementation of the risk management overlay model.  The Board concluded that LFI had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Fund’s Underlying Sleeve to an unaffiliated subadviser responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored each subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LFI management dedicated to analysis of the Risk-Management Sleeve.  The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for Milliman.  The Board considered that LFI compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-19

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement.  The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board considered that the subadviser manages the Underlying Fund Sleeve of the Fund.  The Board reviewed the performance of the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve, to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the BlackRock Global Growth ETF Allocation Index.  The Board concluded that the services provided by BlackRock to the Fund were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same benchmark by the same portfolio management team. The Board considered that LFI compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LFI and BlackRock, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board noted that the subadvisory fee schedules were negotiated between LFI and BlackRock, an unaffiliated third party, and that LFI compensates BlackRock from its fees.  The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provide potential scale-related benefits, and increase analyst coverage and sales of BlackRock proprietary products. The Board also noted that BlackRock stated that it receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests and the subadvisory fee.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Global Growth ETF Allocation Managed Risk Fund-25

LVIP BlackRock Inflation Protected Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Inflation Protected Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Inflation Protected Bond Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: BlackRock Financial Management, Inc.
The Fund returned 5.07% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged1, returned 5.54%.
Throughout the year, the U.S. Federal Reserve’s tightening cycle resulted in nominal rates moving higher with the most notable move being throughout the fourth quarter where rates rallied approximately 100bps after long-end rates reached their peak of almost two decades. Despite high market volatility, inflation expectations remained rangebound for the year ending approximately 10bps lower from the start of the year. Meanwhile, inflation had a modest start to the year dipping down to approximately 6.41% year over year (YoY) in January while core inflation moved down to 5.58% YoY before ending the year at 3.14% YoY and 4.01% YoY respectively. In Europe, the European Central Bank (ECB) brought down inflation over the year. For the UK, inflation started off the year at approximately 10.1% YoY and ended at 3.9% YoY.
Earlier in the year, the portfolio management team added a long breakeven position on the view that inflation would remain stickier than market expectations. As that dynamic played out, inflation expectations increased. The portfolio management team later unwound the position in June. Risk assets in general performed well over the year given strength in the U.S. economy. Given this dynamic, the portfolio management team’s structural long position in rental-linked, collateralized mortgage-backed securities, primarily focused in single family rentals, contributed positively. The portfolio management team’s tactical long position in Agency mortgage-backed securities also contributed positively as spreads were at historically wide levels and performance was strong late in the year.
The Fund’s underweight position in Japanese rates detracted from returns. The combination of the Bank of Japan’s lack of policy shift earlier in the year pushed volatility up resulting in Japanese nominal rates falling for parts of the year which detracted from performance. Our U.S. rates position outperformed in the beginning of the year where the Team was overweight before moving to an underweight position as stickier inflation led rates to sell off. The portfolio management team flipped the position to overweight in late June given our view that inflation was likely to come in softer in the second half of the year. While the portfolio management team’s consumer price index conviction was true, strong growth and economic data resulted in rates selling off causing the position to detract. Our overweight position was concentrated in the front end of the curve which shielded us from further losses as the curve steepened. The portfolio management team moved to a short duration position in late fourth quarter after the significant rally in rates. Lastly, the portfolio management team’s position in foreign exchange (FX) was a detractor for the period.
The Fund uses futures to adjust nominal duration and curve positioning, as a rates hedge, or to implement breakeven inflation views. FX forwards are used to hedge currency exposure or to express currency views.
Portfolio Managers:
BlackRock Financial Management, Inc.:	Chris Allen David Rogal
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP BlackRock Inflation Protected Bond Fund - Standard Class
LVIP BlackRock Inflation Protected Bond Fund - Service Class
Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/31/13
12/31/23
$13,047
$12,418
$12,111

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Inflation Protected Bond Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,418 for the Standard Class shares and to $12,111 for the Service Class shares. For comparison, look at how the Bloomberg World Government 1-10 year Inflation-Linked Bond Index USD hedged did over the same period. The same $10,000 investment would have increased to $13,047. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 5.07%
Five Years	+ 3.16%
Ten Years	+ 2.19%
Service Class Shares
One Year	+ 4.81%
Five Years	+ 2.90%
Ten Years	+ 1.93%
1. The Bloomberg World Government 1-10 year Inflation-Linked Bond index USD hedged measures the performance investment grade, government inflation-linked debt from 12 different developed market countries.
LVIP BlackRock Inflation Protected Bond Fund-1

LVIP BlackRock Inflation Protected Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,028.30	0.64%	$3.27
Service Class Shares	1,000.00	1,027.00	0.89%	4.55
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.64%	$3.26
Service Class Shares	1,000.00	1,020.80	0.89%	4.53

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP BlackRock Inflation Protected Bond Fund-2

LVIP BlackRock Inflation Protected Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Mortgage-Backed Securities	7.86%
Corporate Bonds	1.10%
Non-Agency Asset-Backed Securities	2.46%
Non-Agency Collateralized Mortgage Obligations	1.08%
Non-Agency Commercial Mortgage-Backed Securities	0.11%
Sovereign Bonds	40.07%
Australia	1.23%
Canada	0.84%
Denmark	0.18%
France	8.94%
Germany	4.84%
Italy	5.37%
Japan	3.90%
Mexico	0.37%
New Zealand	0.40%
Spain	3.17%
Sweden	1.11%
United Kingdom	9.72%
Supranational Banks	0.30%
U.S. Treasury Obligations	61.31%
Money Market Fund	0.22%
Options Purchased	0.13%
Total Investments	114.64%
Options Written	(0.34%)
Liabilities Net of Receivables and Other Assets	(14.30%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	60.52%
AAA	6.74%
AA	14.90%
A	4.34%
BBB	7.90%
Non-Rated	5.60%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP BlackRock Inflation Protected Bond Fund-3

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES–7.86%
Fannie Mae S.F. 30 yr TBA
4.50% 1/1/54	22,885,000	$22,182,359
5.00% 1/1/54	35,180,409	34,803,869
5.50% 1/1/54	37,669,429	37,828,347
Total Agency Mortgage-Backed Securities (Cost $93,461,485)		94,814,575
CORPORATE BONDS–1.10%
United States–1.10%
μGoldman Sachs Group, Inc. 6.56% 10/24/34	2,372,000	2,606,621
μJPMorgan Chase & Co. 6.25% 10/23/34	2,391,000	2,591,813
μMorgan Stanley
5.42% 7/21/34	1,275,000	1,293,970
6.63% 11/1/34	2,620,000	2,900,480
μWells Fargo & Co.
5.56% 7/25/34	1,271,000	1,294,016
6.49% 10/23/34	2,405,000	2,616,370
Total Corporate Bonds (Cost $12,373,416)		13,303,270
NON-AGENCY ASSET-BACKED SECURITIES–2.46%
AMSR Trust
Series 2022-SFR1 E1 4.39% 3/17/39	2,500,000	2,306,819
Series 2022-SFR3 D 4.00% 10/17/39	2,180,000	2,003,190
FirstKey Homes Trust
Series 2022-SFR1 E1 5.00% 5/19/39	2,500,000	2,338,567
Series 2022-SFR1 E2 5.00% 5/19/39	2,500,000	2,310,602
Series 2022-SFR2 D 4.50% 7/17/39	2,000,000	1,856,274
New Residential Mortgage Loan Trust Series 2022-SFR2 D 4.00% 9/4/39	2,210,000	1,979,952
Progress Residential Trust
Series 2019-SFR4 E 3.44% 10/17/36	810,893	788,694
Series 2021-SFR8 E1 2.38% 10/17/38	2,500,000	2,193,304
Series 2022-SFR3 E2 5.60% 4/17/39	968,000	909,797
Series 2022-SFR4 D 5.59% 5/17/41	2,500,000	2,388,068
Series 2022-SFR5 D 5.73% 6/17/39	2,500,000	2,431,131
Series 2022-SFR6 D 6.04% 7/20/39	2,150,000	2,120,184
Series 2022-SFR7 D 5.50% 10/27/39	1,615,000	1,561,321
Tricon Residential Trust
Series 2022-SFR1 E1 5.34% 4/17/39	1,500,000	1,417,421
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Tricon Residential Trust (continued)
Series 2022-SFR1 E2 5.74% 4/17/39	600,000	$566,297
Series 2022-SFR2 D 6.23% 7/17/40	2,500,000	2,491,980
Total Non-Agency Asset-Backed Securities (Cost $30,279,629)		29,663,601
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.08%
ABN AMRO Mortgage Corp. Series 2003-4 A4 5.50% 3/25/33	10,056	9,772
φBRAVO Residential Funding Trust Series 2023-NQM3 A1 4.85% 9/25/62	1,468,005	1,439,675
♦CHL Mortgage Pass-Through Trust Series 2004-5 2A4 5.50% 5/25/34	24,730	24,014
•CSMC Trust Series 2022-NQM5 A1 5.17% 5/25/67	2,753,399	2,761,538
•Ellington Financial Mortgage Trust Series 2021-3 A1 1.24% 9/25/66	1,817,431	1,431,119
•JP Morgan Mortgage Trust Series 2023-DSC1 A1 4.63% 7/25/63	792,539	747,367
Pagaya AI Technology in Housing Trust Series 2022-1 D 4.25% 8/25/25	1,375,000	1,261,806
•PRKCM Trust Series 2022-AFC2 A1 5.34% 8/25/57	456,979	457,377
SG Residential Mortgage Trust
•Series 2021-1 A1 1.16% 7/25/61	2,073,436	1,635,959
φSeries 2022-2 A1 5.35% 8/25/62	682,575	688,643
φVerus Securitization Trust
Series 2022-7 A1 5.15% 7/25/67	2,001,264	1,994,495
Series 2022-INV2 A1 6.79% 10/25/67	588,561	599,503
♦WaMu Mortgage Pass-Through Certificates Trust Series 2003-S11 3A5 5.95% 11/25/33	40,196	38,546
Total Non-Agency Collateralized Mortgage Obligations (Cost $13,046,986)		13,089,814
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.11%
BB-UBS Trust Series 2012-SHOW A 3.43% 11/5/36	930,000	868,285
•BHP Trust Series 2019-BXHP C 6.93% (TSFR01M + 1.57%) 8/15/36	94,500	93,353
LVIP BlackRock Inflation Protected Bond Fund-4

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•HONO Mortgage Trust Series 2021-LULU A 6.63% (TSFR01M + 1.26%) 10/15/36		150,000	$143,628
•One New York Plaza Trust Series 2020-1NYP AJ 6.73% (TSFR01M + 1.36%) 1/15/36		215,000	198,246
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $1,373,631)			1,303,512
ΔSOVEREIGN BONDS–40.07%
Australia–1.23%
Australia Government Bonds
0.25% 11/21/32	AUD	2,764,000	1,942,421
0.75% 11/21/27	AUD	4,343,000	3,571,126
2.50% 9/20/30	AUD	3,731,000	3,877,196
3.00% 9/20/25	AUD	5,374,000	5,488,664
			14,879,407
Canada–0.84%
Canada Government Real Return Bonds
4.00% 12/1/31	CAD	5,484,275	4,959,129
4.25% 12/1/26	CAD	6,334,781	5,182,659
			10,141,788
Denmark–0.18%
Denmark I/L Government Bonds 0.10% 11/15/30	DKK	15,005,717	2,168,692
			2,168,692
France–8.94%
French Republic Government Bonds O.A.T.
0.10% 3/1/25	EUR	8,705,086	9,467,733
0.10% 3/1/26	EUR	7,015,615	7,668,835
0.10% 3/1/28	EUR	9,160,539	9,971,989
0.10% 3/1/28	EUR	748,399	814,692
0.10% 3/1/29	EUR	10,987,705	12,034,053
0.10% 7/25/31	EUR	7,990,557	8,694,593
0.10% 3/1/32	EUR	3,510,565	3,788,336
0.70% 7/25/30	EUR	12,039,568	13,695,265
1.85% 7/25/27	EUR	17,476,498	20,388,804
3.15% 7/25/32	EUR	8,903,556	12,117,371
3.40% 7/25/29	EUR	868,397	1,118,207
3.40% 7/25/29	EUR	6,346,660	8,172,387
			107,932,265
Germany–4.84%
Bundesschatzanweisungen 3.10% 12/12/25	EUR	16,950,000	18,952,969
Deutsche Bundesrepublik Inflation-Linked Bonds
0.10% 4/15/26	EUR	13,874,252	15,023,785
0.10% 4/15/33	EUR	6,102,901	6,749,116
0.50% 4/15/30	EUR	15,639,101	17,697,961
			58,423,831
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Italy–5.37%
Italy Buoni Poliennali Del Tesoro
0.10% 5/15/33	EUR	11,324,364	$10,731,267
0.40% 5/15/30	EUR	10,134,761	10,452,239
0.65% 5/15/26	EUR	6,941,174	7,545,133
1.25% 9/15/32	EUR	8,823,965	9,457,709
1.30% 5/15/28	EUR	13,892,284	15,326,973
1.50% 5/15/29	EUR	889,281	983,479
3.10% 9/15/26	EUR	8,829,132	10,274,035
			64,770,835
Japan–3.90%
Japan Government CPI Linked Bonds
0.01% 3/10/31	JPY	442,566,943	3,361,625
0.01% 3/10/32	JPY	502,627,716	3,821,396
0.01% 3/10/33	JPY	288,943,336	2,173,223
0.10% 3/10/25	JPY	1,148,364,000	8,343,964
0.10% 3/10/26	JPY	931,678,839	6,868,654
0.10% 3/10/27	JPY	925,151,412	6,987,846
0.10% 3/10/28	JPY	895,328,236	6,676,863
0.10% 3/10/29	JPY	769,174,301	5,752,442
0.20% 3/10/30	JPY	388,955,655	3,035,785
			47,021,798
Mexico–0.37%
Mexico Bonos
8.50% 3/1/29	MXN	26,000,000	1,489,997
8.50% 5/31/29	MXN	52,000,000	2,995,428
			4,485,425
New Zealand–0.40%
New Zealand Government Bonds Inflation-Linked
2.00% 9/20/25	NZD	2,966,000	2,451,337
3.00% 9/20/30	NZD	2,717,000	2,326,046
			4,777,383
Spain–3.17%
Spain Government Bonds Inflation-Linked
0.65% 11/30/27	EUR	10,023,991	11,041,154
0.70% 11/30/33	EUR	12,096,483	12,904,582
1.00% 11/30/30	EUR	12,851,126	14,330,092
			38,275,828
Sweden–1.11%
Sweden Bonds Inflation-Linked
0.13% 6/1/26	SEK	21,620,000	2,735,749
0.13% 12/1/27	SEK	16,515,000	2,055,741
0.13% 6/1/30	SEK	9,855,000	1,156,819
0.13% 6/1/32	SEK	15,300,000	1,933,358
1.00% 6/1/25	SEK	23,635,000	3,022,971
3.50% 12/1/28	SEK	14,075,000	2,534,049
			13,438,687
United Kingdom–9.72%
United Kingdom Inflation-Linked Gilt
0.13% 3/22/26	GBP	11,563,868	14,676,376
0.13% 8/10/28	GBP	13,603,665	17,552,068
0.13% 3/22/29	GBP	13,356,200	17,172,936
0.13% 8/10/31	GBP	8,614,107	11,138,326
0.75% 11/22/33	GBP	1,568,160	2,115,508
LVIP BlackRock Inflation Protected Bond Fund-5

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
United Kingdom (continued)
United Kingdom Inflation-Linked Gilt (continued)
1.25% 11/22/27	GBP	15,734,442	$21,154,461
1.25% 11/22/32	GBP	14,393,611	20,290,084
3.75% 10/22/53	GBP	780,000	928,260
4.13% 7/22/30	GBP	2,744,000	12,269,114
			117,297,133
Total Sovereign Bonds (Cost $509,989,422)			483,613,072
SUPRANATIONAL BANKS–0.30%
European Union
2.50% 10/4/52	EUR	1,010,000	989,645
3.00% 3/4/53	EUR	2,400,000	2,599,193
Total Supranational Banks (Cost $3,116,302)			3,588,838
U.S. TREASURY OBLIGATIONS–61.31%
U.S. Treasury Inflation Indexed Bonds
×1.38% 7/15/33		26,954,082	26,129,770
1.50% 2/15/53		1,511,188	1,368,391
1.75% 1/15/28		13,834,589	13,748,230
2.00% 1/15/26		17,008,575	16,874,776
2.38% 1/15/25		26,480,154	26,272,207
2.38% 1/15/27		14,931,830	15,063,662
2.50% 1/15/29		9,019,617	9,323,061
3.38% 4/15/32		5,059,736	5,659,771
∞3.63% 4/15/28		18,610,005	19,934,311
3.88% 4/15/29		20,299,157	22,373,780
U.S. Treasury Inflation Indexed Notes
0.13% 4/15/25		22,677,114	21,866,968
0.13% 10/15/25		23,204,529	22,311,992
0.13% 4/15/26		17,780,204	16,923,157
0.13% 7/15/26		25,676,734	24,464,585
0.13% 10/15/26		23,233,978	22,061,713
0.13% 4/15/27		24,171,947	22,712,013
0.13% 1/15/30		28,493,756	25,822,761
0.13% 7/15/30		27,283,749	24,645,455
0.13% 1/15/31		26,607,743	23,746,574
×0.13% 7/15/31		29,323,235	26,065,103
»0.13% 1/15/32		31,219,001	27,414,710
0.25% 1/15/25		28,796,454	27,950,768
0.25% 7/15/29		26,861,376	24,821,900
0.38% 7/15/25		30,440,068	29,491,114
0.38% 1/15/27		21,739,602	20,657,845
∞0.38% 7/15/27		26,501,214	25,180,059
0.50% 1/15/28		26,656,903	25,222,306
0.63% 1/15/26		28,443,114	27,442,274
»0.63% 7/15/32		28,386,214	25,928,590
0.75% 7/15/28		26,127,447	25,001,995
×1.13% 1/15/33		27,666,332	26,169,525
1.25% 4/15/28		18,458,551	17,976,416
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Inflation Indexed Notes (continued)
1.63% 10/15/27	23,015,743	$22,839,569
∞2.38% 10/15/28	17,447,797	17,968,528
∞U.S. Treasury Notes 4.50% 11/15/33	8,010,000	8,409,248
Total U.S. Treasury Obligations (Cost $767,805,521)		739,843,127

	Number of Shares
MONEY MARKET FUND–0.22%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	2,617,503	2,617,503
Total Money Market Fund (Cost $2,617,503)		2,617,503

	Notional Amount
OPTIONS PURCHASED–0.13%
Over-The-Counter–0.09%
Call Swaptions–0.08%
5 Year Interest Rate Swap, expiration date 3/26/24, notional amount $25,215,000 CITI	25,215,000	926,038
Put Swaptions–0.01%
10 Year Interest Rate Swap, expiration date 3/12/24, notional amount $18,243,000 JPMC	18,243,000	109,346
5 Year Interest Rate Swap, expiration date 3/26/24, notional amount $25,215,000 CITI	25,215,000	35,010
		144,356
		1,070,394

Number of Contracts

Centrally Cleared–0.04%

Call Options–0.04%
3 Month SOFR Strike price $94.937, expiration date 3/15/24, notional amount $290,508,750	1,224	497,250
Total Options Purchased (Cost $1,259,568)		1,567,644

TOTAL INVESTMENTS–114.64% (Cost $1,435,323,463)	1,383,404,956

Notional Amount	Value (U.S. $)
OPTIONS WRITTEN–(0.34)%
Over-The-Counter–(0.30)%

LVIP BlackRock Inflation Protected Bond Fund-6

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
	Notional Amount	Value (U.S. $)
Call Swaptions–(0.24)%
5 Year Interest Rate Swap, expiration date 3/14/24, notional amount $(25,215,500) BCLY	(25,215,500)	$(633,874)
5 Year Interest Rate Swap, expiration date 11/14/24, notional amount $(16,978,388) DB	(16,978,388)	(629,205)
5 Year Interest Rate Swap, expiration date 6/12/24, notional amount $(63,038,750) CITI	(63,038,750)	(1,568,659)
(2,831,738)
Put Swaptions–(0.06)%
5 Year Interest Rate Swap, expiration date 3/14/24, notional amount $(25,215,500) BCLY	(25,215,500)	(68,237)
5 Year Interest Rate Swap, expiration date 11/14/24, notional amount $(16,978,388) DB	(16,978,388)	(149,678)
5 Year Interest Rate Swap, expiration date 6/12/24, notional amount $(63,038,750) CITI	(63,038,750)	(487,147)
10 Year Interest Rate Swap, expiration date 3/12/24, notional amount $(18,243,000) JPMC	(18,243,000)	(32,260)
(737,322)

Number of Contracts
Centrally Cleared–(0.04)%

Call Options–(0.04)%
3 Month SOFR Strike price $96.500, expiration date 3/15/24, notional amount $(147,645,000)	(612)	(516,375)
Total Options Written (Premiums received $(3,769,562))		(4,085,435)

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(14.30%)	(172,594,114)
NET ASSETS APPLICABLE TO 132,060,864 SHARES OUTSTANDING –100.00%	$1,206,725,407
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND STANDARD CLASS ($375,732,928 / 41,107,301 Shares)	$9.140
NET ASSET VALUE PER SHARE–LVIP BLACKROCK INFLATION PROTECTED BOND FUND SERVICE CLASS ($830,992,479 / 90,953,563 Shares)	$9.136
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,405,172,651
Distributable earnings/(accumulated loss)	(198,447,244)
TOTAL NET ASSETS	$1,206,725,407

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
φStep coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2023.
♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

ΔSecurities have been classified by country of origin.
×Fully or partially pledged as collateral for derivatives.
∞Fully or partially pledged as collateral for reverse repurchase agreements.
»Fully or partially pledged as collateral for open derivatives and reverse repurchase agreements.
LVIP BlackRock Inflation Protected Bond Fund-7

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)

★Includes $4,446,000 cash collateral held at broker for futures contracts, $2,771,000 cash collateral held at brokers for centrally cleared swap contracts, $143,146,653 payable for securities purchased, $927,631 payable for fund shares redeemed, $22,495 variation margin due to brokers on centrally cleared interest rate swap contracts, $60,000 cash collateral due to brokers for certain open bilateral derivatives,
$80,000 cash collateral due to brokers for TBAs, $74,479 other accrued expenses payable, $635,250 due to manager and affiliates, $55,286 variation margin due to broker on futures contracts, $35,180 payable for audit fee and $46,354 payable for fund accounting fee as of
December 31, 2023.

The following foreign currency exchange contracts, futures contracts, reverse repurchase agreements and swap contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	EUR	(228,423,000)	USD	251,225,326	1/3/24	$—	$(971,351)
BCLY	EUR	228,521,000	USD	(253,521,197)	1/3/24	—	(1,216,321)
BCLY	EUR	(228,521,000)	USD	253,821,702	2/2/24	1,201,091	—
BCLY	GBP	(1,587,000)	USD	2,004,065	1/3/24	—	(18,838)
BNP	AUD	21,121,000	USD	(14,453,400)	1/3/24	—	(59,091)
BNP	AUD	(21,931,829)	USD	15,020,877	2/2/24	58,760	—
BNP	CAD	(520,772)	USD	395,116	2/2/24	1,913	—
BNP	EUR	(335,000)	USD	361,507	1/3/24	—	(8,359)
BNP	EUR	(11,191,926)	USD	12,394,935	2/2/24	22,719	—
BNP	GBP	(2,492,975)	USD	3,178,476	2/2/24	207	—
BNP	JPY	(6,598,562,000)	USD	45,023,167	1/5/24	—	(1,812,039)
BNP	JPY	(50,002,748)	USD	356,236	2/2/24	—	(229)
BNP	NZD	(283,947)	USD	179,799	2/2/24	278	—
BNP	SEK	132,445,000	USD	(13,323,360)	1/3/24	—	(190,303)
BNP	SEK	(135,437,555)	USD	13,636,805	2/2/24	190,027	—
BNYM	EUR	1,974,695	USD	(2,154,100)	1/3/24	26,116	—
BNYM	EUR	(90,000)	USD	97,982	1/3/24	—	(1,384)
BOA	SEK	(131,537,000)	USD	12,733,795	1/3/24	—	(309,226)
CITI	GBP	89,938,000	USD	(114,760,888)	1/3/24	—	(119,515)
CITI	GBP	(89,938,000)	USD	114,778,876	2/2/24	117,818	—
DB	CAD	(12,956,000)	USD	9,546,371	1/3/24	—	(231,848)
DB	EUR	(524,000)	USD	564,611	1/3/24	—	(13,925)
GSI	EUR	(11,132,144)	USD	12,392,481	2/2/24	86,352	—
GSI	NZD	7,279,000	USD	(4,614,158)	1/3/24	—	(12,723)
GSI	NZD	(7,279,000)	USD	4,614,707	2/2/24	12,661	—
HSBC	EUR	(1,611,000)	USD	1,780,671	1/3/24	2,002	—
HSBC	EUR	1,611,000	USD	(1,782,760)	2/2/24	—	(1,865)
HSBC	GBP	(861,000)	USD	1,101,104	1/3/24	3,612	—
IBC	EUR	1,210,000	USD	(1,324,807)	1/3/24	11,127	—
JPMC	CAD	(99,686)	USD	73,562	1/3/24	—	(1,674)
JPMC	JPY	(37,149,671)	USD	252,614	1/5/24	—	(11,066)
JPMC	JPY	6,611,220,000	USD	(46,894,737)	1/5/24	30,313	—
JPMC	JPY	(6,611,220,000)	USD	47,102,116	2/2/24	—	(28,739)
JPMC	SEK	(1,719,585)	USD	164,362	1/3/24	—	(6,150)
MSC	CAD	13,056,000	USD	(9,883,896)	1/3/24	—	(30,205)
MSC	CAD	(13,056,000)	USD	9,888,190	2/2/24	30,397	—
MSC	DKK	(14,396,000)	USD	2,124,362	1/3/24	—	(7,841)
MSC	EUR	(29,000)	USD	32,256	2/2/24	197	—
MSC	GBP	(86,613,000)	USD	109,998,337	1/3/24	—	(404,755)
MSC	NZD	(7,324,000)	USD	4,509,533	1/3/24	—	(120,349)
RBC	GBP	740,000	USD	(935,278)	1/3/24	7,978	—
RBS	AUD	(20,627,000)	USD	13,674,236	1/3/24	—	(383,404)
RBS	DKK	14,396,000	USD	(2,145,812)	1/3/24	—	(13,608)
RBS	DKK	(14,396,000)	USD	2,149,060	2/2/24	13,428	—
SCB	AUD	(822,454)	USD	545,882	1/3/24	—	(14,633)
SCB	EUR	(2,333,415)	USD	2,549,503	1/3/24	—	(26,768)
SCB	GBP	(1,617,028)	USD	2,047,652	1/3/24	—	(13,527)
Total Foreign Currency Exchange Contracts						$1,816,996	$(6,029,736)
LVIP BlackRock Inflation Protected Bond Fund-8

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
245	3 Month SOFR	$58,196,688	$58,073,968	6/18/24	$122,720	$—
(470)	3 Month SOFR	(112,688,375)	(112,187,307)	12/17/24	—	(501,068)
(245)	3 Month SOFR	(59,155,250)	(58,864,543)	6/17/25	—	(290,707)
51	Australia 10 yr Bonds	4,054,595	3,940,671	3/15/24	113,924	—
(188)	Canadian Government Bond	(17,618,837)	(16,768,942)	3/19/24	—	(849,895)
12	Euro-Bund	1,817,808	1,806,447	3/7/24	11,361	—
(36)	Euro-Buxl	(5,632,265)	(5,363,554)	3/7/24	—	(268,711)
(161)	Euro-Schatz	(18,936,879)	(18,941,175)	3/7/24	4,296	—
(12)	Long Gilt	(1,570,114)	(1,535,197)	3/26/24	—	(34,917)
(142)	U.S. Treasury 10 yr Notes	(16,030,469)	(15,593,956)	3/19/24	—	(436,513)
(105)	U.S. Treasury 10 yr Ultra Notes	(12,391,641)	(12,322,509)	3/19/24	—	(69,132)
(925)	U.S. Treasury 2 yr Notes	(190,470,507)	(189,683,121)	3/28/24	—	(787,386)
(326)	U.S. Treasury 5 yr Notes	(35,460,141)	(34,612,860)	3/28/24	—	(847,281)
(83)	U.S. Treasury Long Bonds	(10,369,813)	(9,802,012)	3/19/24	—	(567,801)
(7)	U.S. Treasury Ultra Bonds	(935,156)	(851,151)	3/19/24	—	(84,005)
Total Futures Contracts					$252,301	$(4,737,416)
Reverse Repurchase Agreements
Counterparty[3]	Interest Rate	Trade Date	Maturity Date	Principal Amount	Face Value Including Accrued Interest
Amherst-collateralized by U.S. Treasury Notes 4.50% 11/15/33; market value $8,409,248	5.60%	12/29/23	1/2/24	$(8,480,587)	$(8,484,545)
BNP-collateralized by U.S. Treasury Inflation Indexed Bonds 3.625% 4/15/28; market value $4,075,296	5.65%	12/28/23	1/3/24	(4,112,500)	(4,115,082)
BOA-collateralized by U.S. Treasury Inflation Indexed Notes 2.375% 10/15/28; market value $10,960,418	5.70%	12/29/23	1/2/24	(11,032,044)	(11,037,284)
HSBC-collateralized by U.S. Treasury Inflation Indexed Notes 0.125%-0.625 1/15/32-7/15/32; market value $50,497,954	5.65%	12/28/23	1/3/24	(50,931,250)	(50,963,224)
HSBC-collateralized by U.S. Treasury Inflation Indexed Notes 0.375% 7/15/27; market value $5,377,801	5.55%	12/29/23	1/2/24	(5,383,125)	(5,385,615)
Total Reverse Repurchase Agreements				$(79,939,506)	$(79,985,750)
Swap Contracts1
Inflation Swap Contracts
	Notional Amount[4]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared:
Pay amounts based on Inflation EU- CPI-U Index and receive fixed rate coupon at maturity	EUR 190,000	(2.78%)	8/15/53	$22,005	$22,005
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	26,250,000	2.56%	10/2/28	(239,276)	(239,276)
Pay amounts based on Inflation EU- CPI-U Index and receive fixed rate coupon at maturity	EUR 205,000	(2.64%)	11/15/53	12,985	12,985
LVIP BlackRock Inflation Protected Bond Fund-9

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Inflation Swap Contracts (continued)
	Notional Amount[4]	Fixed Interest Rate Paid (Received)	Termination Date	Value	Unrealized Appreciation (Depreciation)[2]
Centrally Cleared: (continued)
Pay amounts based on Inflation EU- CPI-U Index and receive fixed rate coupon at maturity	EUR 390,000	(2.53%)	11/15/53	$11,423	$11,423
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	2,280,000	2.34%	12/5/28	(3,486)	(3,486)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	2,260,000	2.25%	12/8/28	5,642	5,642
Receive amounts based on Inflation EU-CPI-U Index and pay fixed rate coupon at maturity	EUR 3,805,000	1.84%	12/15/25	4,836	4,836
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	4,425,000	2.32%	12/13/28	(1,859)	(1,859)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,435,000	2.38%	12/15/33	3,538	3,538
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,430,000	2.41%	12/15/33	202	202
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	1,270,000	2.47%	12/18/53	(24,917)	(24,917)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	12,640,000	2.43%	12/27/33	(20,166)	(20,166)
Receive amounts based on Inflation USA-CPI-U Index and pay fixed rate coupon at maturity	7,000,000	2.12%	1/2/26	(8,669)	(8,669)
Pay amounts based on Inflation USA- CPI-U Index and receive fixed rate coupon at maturity	2,280,000	(2.21%)	12/5/25	7,427	7,427
Pay amounts based on Inflation EU- CPI-U Index and receive fixed rate coupon at maturity	EUR 950,000	(2.51%)	12/15/53	22,516	22,516
Pay amounts based on Inflation USA- CPI-U Index and receive fixed rate coupon at maturity	2,260,000	(2.10%)	12/8/25	2,729	2,729
Pay amounts based on Inflation EU- CPI-U Index and receive fixed rate coupon at maturity	EUR 3,805,000	(2.06%)	12/15/28	27,164	27,164
Pay amounts based on Inflation USA- CPI-U Index and receive fixed rate coupon at maturity	4,425,000	(2.15%)	12/13/25	9,281	9,281
Total Inflation Swap Contracts				$(168,625)	$(168,625)
LVIP BlackRock Inflation Protected Bond Fund-10

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Notional Amount[4]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Payment Frequency (Fixed Rate/Floating Rate)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared
CAD4,302,183	(3.54)	5.03[5]	Semiannual	6/15/33	$123,193	$53	$123,140	$—
CAD1,020,000	(4.00)	5.03[5]	Semiannual	9/21/33	57,759	12	57,747	—
CAD1,912,000	3.40	(5.03)[5]	Semiannual	6/15/53	(120,618)	50	—	(120,668)
CAD445,000	3.72	(5.03)[5]	Semiannual	9/21/53	(48,347)	12	—	(48,359)
EUR9,108,000	3.16	(4.07)[6]	Annual/Semiannual	11/8/28	(313,732)	93	—	(313,825)
EUR9,108,000	3.16	(4.07)[6]	Annual/Semiannual	11/8/28	(310,203)	93	—	(310,296)
EUR2,466,378	(3.22)	4.07[6]	Semiannual/Annual	11/8/33	169,414	45	169,369	—
EUR10,916,625	(3.54)	4.07[6]	Semiannual/Annual	11/8/25	127,798	51	127,747	—
EUR10,916,625	(3.53)	4.07[6]	Semiannual/Annual	11/8/25	126,285	52	126,233	—
EUR2,466,378	(3.22)	4.07[6]	Semiannual/Annual	11/8/33	167,481	45	167,436	—
7,554,700	(3.41)	1.00[7]	Annual	6/17/29	22,834	71	22,763	—
2,832,984	(3.42)	1.00[7]	Annual	6/17/29	10,654	202	10,452	—
3,777,318	(3.44)	1.00[7]	Annual	6/17/29	16,656	270	16,386	—
5,036,452	(3.33)	1.00[7]	Annual	6/17/29	(2,243)	48	—	(2,291)
3,777,255	(3.36)	1.00[7]	Annual	6/17/29	3,726	35	3,691	—
Total IRS Contracts						$1,132	$824,964	$(795,439)

The use of foreign currency exchange contracts, futures contracts, and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2023.
[3] See Note 1 in Notes to Financial Statements.
[4] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[5] Rate resets based on CORRA06M.
[6] Rate resets based on EURIBOR06M.
[7] Rate resets based on SOFR12M-Secured Overnight Financing Rate

Summary of Abbreviations:
AUD–Australian Dollar
BB-UBS–Barclays Bank United Bank of Switzerland
BCLY–Barclays Bank
BNP–BNP Paribas
BNYM–BNY Mellon
BOA–Bank of America
CAD–Canadian Dollar
CITI–Citigroup Global Markets
CORRA06M–Canadian Overnight Repo Rate Average 6 Month
CPI–Consumer Price Index
CPI-U–Consumer Price Index for All Urban Consumers
DB–Deutsche Bank
DKK–Danish Krone
EU-CPI-U–Eurpoean Union Consumer Price Index for All Urban Consumers
EUR–Euro
EURIBOR06M–Euro InterBank Offered Rate EUR 6 Month
GBP–British Pound Sterling
GSI–Goldman Sachs International
HSBC–Hong Kong and Shanghai Banking Corporation
IBC–Imperial Bank of Canada
IRS–Interest Rate Swap
JPMC–JPMorgan Chase
JPY–Japanese Yen
MSC–Morgan Stanley & Co.
MXN–Mexican Peso
NZD–New Zealand Dollar
O.A.T.–Obligations Assimilables du Trésor (French Treasury Bond)
RBC–Royal Bank of Canada
LVIP BlackRock Inflation Protected Bond Fund-11

LVIP BlackRock Inflation Protected Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
RBS–Royal Bank of Scotland
S.F.–Single Family
SCB–Standard Chartered Bank
SEK–Swedish Krona
SOFR–Secured Overnight Financing Rate
SOFR12M–Secured Overnight Financing Rate 12 Months
TBA–To be announced
TSFR01M–1 Month Term Secured Overnight Financing Rate
USA-CPI-U–United States Consumer Price Index for All Urban Consumers
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund-12

LVIP BlackRock Inflation Protected Bond Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$44,827,355
Dividends	86,490
44,913,845
EXPENSES:
Management fees	5,416,357
Distribution fees-Service Class	2,152,116
Interest expense on reverse repurchase agreements	1,667,507
Shareholder servicing fees	374,561
Accounting and administration expenses	267,752
Custodian fees	203,897
Professional fees	84,556
Trustees’ fees and expenses	48,216
Reports and statements to shareholders	39,236
Pricing fees	13,938
Consulting fees	3,107
Other	64,234
Total operating expenses	10,335,477
NET INVESTMENT INCOME	34,578,368
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(48,152,122)
Foreign currencies	336,464
Foreign currency exchange contracts	(12,006,742)
Futures contracts	8,801,965
Options purchased	(5,756,263)
Options written	197,008
Swap contracts	(236,131)
Net realized loss	(56,815,821)
Net change in unrealized appreciation (depreciation) of:
Investments	76,917,597
Foreign currencies	19,798
Foreign currency exchange contracts	10,882,973
Futures contracts	(6,739,085)
Options purchased	1,104,835
Options written	2,204,209
Swap contracts	(822,130)
Net change in unrealized appreciation (depreciation)	83,568,197
NET REALIZED AND UNREALIZED GAIN	26,752,376
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$61,330,744
See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Inflation Protected Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$34,578,368	$101,993,669
Net realized gain (loss)	(56,815,821)	32,465,427
Net change in unrealized appreciation (depreciation)	83,568,197	(213,592,054)
Net increase (decrease) in net assets resulting from operations	61,330,744	(79,132,958)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(8,717,260)	(43,431,131)
Service Class	(17,310,996)	(71,578,811)
Return of capital:
Standard Class	(291,558)	(7,463,247)
Service Class	(582,684)	(10,362,953)
	(26,902,498)	(132,836,142)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	39,522,976	73,921,320
Service Class	65,864,185	174,208,300
Reinvestment of dividends and distributions:
Standard Class	9,008,818	50,894,378
Service Class	17,893,680	81,941,764
	132,289,659	380,965,762
Cost of shares redeemed:
Standard Class	(216,265,312)	(317,223,973)
Service Class	(153,037,119)	(210,149,129)
	(369,302,431)	(527,373,102)
Decrease in net assets derived from capital share transactions	(237,012,772)	(146,407,340)
NET DECREASE IN NET ASSETS	(202,584,526)	(358,376,440)
NET ASSETS:
Beginning of year	1,409,309,933	1,767,686,373
End of year	$1,206,725,407	$1,409,309,933
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund-13

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.913	$10.328	$10.562	$10.048	$9.709
Income (loss) from investment operations:
Net investment income (loss)[1]	0.259	0.659	0.345	(0.002)	0.104
Net realized and unrealized gain (loss)	0.192	(1.135)	0.144	0.533	0.467
Total from investment operations	0.451	(0.476)	0.489	0.531	0.571
Less dividends and distributions from:
Net investment income	(0.218)	(0.827)	(0.496)	(0.017)	(0.229)
Return of capital	(0.006)	(0.112)	(0.227)	—	(0.003)
Total dividends and distributions	(0.224)	(0.939)	(0.723)	(0.017)	(0.232)
Net asset value, end of period	$9.140	$8.913	$10.328	$10.562	$10.048
Total return[2]	5.07%	(4.70% )	4.67%	5.28%	5.89%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$375,733	$531,209	$806,737	$656,834	$706,436
Ratio of expenses to average net assets[3]	0.63%	0.55%	0.48%	0.49%	0.49%
Ratio of net investment income (loss) to average net assets[4,5]	2.85%	6.54%	3.22%	(0.01% )	1.04%
Portfolio turnover	210%	266%	72%	99%	100%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2023 and for the year ended December 31, 2022 is 0.50% and 0.49% respectively.
[4]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
[5]	The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2023 and for the year ended December 31, 2022 is 2.98% and 6.60% respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund-14

LVIP BlackRock Inflation Protected Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Inflation Protected Bond Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$8.909	$10.322	$10.536	$10.049	$9.710
Income (loss) from investment operations:
Net investment income (loss)[1]	0.236	0.631	0.318	(0.027)	0.079
Net realized and unrealized gain (loss)	0.191	(1.131)	0.143	0.531	0.466
Total from investment operations	0.427	(0.500)	0.461	0.504	0.545
Less dividends and distributions from:
Net investment income	(0.194)	(0.801)	(0.463)	(0.017)	(0.204)
Return of capital	(0.006)	(0.112)	(0.212)	—	(0.002)
Total dividends and distributions	(0.200)	(0.913)	(0.675)	(0.017)	(0.206)
Net asset value, end of period	$9.136	$8.909	$10.322	$10.536	$10.049
Total return[2]	4.81%	(4.95% )	4.41%	5.02%	5.62%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$830,992	$878,101	$960,949	$789,740	$791,457
Ratio of expenses to average net assets[3]	0.88%	0.80%	0.73%	0.74%	0.74%
Ratio of net investment income (loss) to average net assets[4,5]	2.60%	6.29%	2.97%	(0.26% )	0.79%
Portfolio turnover	210%	266%	72%	99%	100%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[3]	The ratio of expenses to average net assets excluding interest expense for the year ended December 31, 2023 and for the year ended December 31, 2022 is 0.75% and 0.74% respectively.
[4]	Recognition of net investment income by the fund may be affected by inflation/deflation adjustments through period end and the actual annual net investment income ratio may differ.
[5]	The ratio of net investment income to average net assets excluding interest expense for the year ended December 31, 2023 and for the year ended December 31, 2022 is 2.73% and 6.35% respectively.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Inflation Protected Bond Fund-15

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Inflation Protected Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek to maximize real return, consistent with preservation of real capital and prudent investment management.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.   Exchange-traded options are valued at the last reported sale price or, if no sales are reported, at the mean between the last reported bid and ask prices, which approximates fair value. Non exchange-traded options are valued at the last reported sale price.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP BlackRock Inflation Protected Bond Fund-16

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP BlackRock Inflation Protected Bond Fund is $646,030 and $640,056 respectively.
Reverse Repurchase Agreements–The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells securities to a bank or broker/dealer and agrees to repurchase the securities at an agreed upon date and price. The Fund will maintain, in a segregated account with its custodian, cash, cash equivalents or U.S. government securities in an amount sufficient to cover its obligations under reverse repurchase agreements. The Fund will subject its reverse repurchase agreements to the borrowing provisions set forth in the 1940 Act. The use of reverse repurchase agreements by the Fund creates leverage, which increases the Fund’s investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the costs of the agreements, the Fund’s earnings or NAV will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the costs, earnings or NAV would decline faster than otherwise would be the case. At December 31, 2023, the Fund pledged $79,320,717 in securities as collateral for reverse repurchase agreements.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.45% of the first $500 million of the Fund’s average daily net assets; and 0.40% of the Fund’s average daily net assets in excess of $500 million.   The management fee is calculated daily and paid monthly.
BlackRock Financial Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
LVIP BlackRock Inflation Protected Bond Fund-17

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Administrative	$106,189
Legal	17,364
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $25,251 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$429,760
Distribution fees payable to LFD	175,872
Shareholder servicing fees payable to Lincoln Life	29,618
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$374,155,227
Purchases of U.S. government securities	2,546,440,433
Sales other than U.S. government securities	559,221,328
Sales of U.S. government securities	2,561,699,433
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,458,059,471
Aggregate unrealized appreciation of investments and derivatives	$—
Aggregate unrealized depreciation of investments and derivatives	(75,769,191)
Net unrealized depreciation of investments and derivatives	$(75,769,191)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP BlackRock Inflation Protected Bond Fund-18

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Mortgage-Backed Securities	$—	$94,814,575	$—	$94,814,575
Corporate Bonds	—	13,303,270	—	13,303,270
Non-Agency Asset-Backed Securities	—	29,663,601	—	29,663,601
Non-Agency Collateralized Mortgage Obligations	—	13,089,814	—	13,089,814
Non-Agency Commercial Mortgage-Backed Securities	—	1,303,512	—	1,303,512
Sovereign Bonds	—	483,613,072	—	483,613,072
Supranational Banks	—	3,588,838	—	3,588,838
U.S. Treasury Obligations	—	739,843,127	—	739,843,127
Money Market Fund	2,617,503	—	—	2,617,503
Options Purchased	497,250	1,070,394	—	1,567,644
Total Investments	$3,114,753	$1,380,290,203	$—	$1,383,404,956
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$1,816,996	$—	$1,816,996
Futures Contracts	$252,301	$—	$—	$252,301
Swap Contracts	$—	$954,712	$—	$954,712
Liabilities:
Foreign Currency Exchange Contracts	$—	$(6,029,736)	$—	$(6,029,736)
Futures Contracts	$(4,737,416)	$—	$—	$(4,737,416)
Reverse Repurchase Agreements	$—	$(79,939,506)	$—	$(79,939,506)
Swap Contracts	$—	$(1,093,812)	$—	$(1,093,812)
Options Written	$(516,375)	$(3,569,060)	$—	$(4,085,435)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures, forwards, options and swap contracts, straddle losses, treasury inflation-protected securities, premium amortization and callable premium bond adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
LVIP BlackRock Inflation Protected Bond Fund-19

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/23	12/31/22
Ordinary income	$26,028,256	$115,009,942
Return of capital	874,242	17,826,200
Total	$26,902,498	$132,836,142
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(114,427,975)
Other temporary differences	(8,250,078)
Net unrealized depreciation	(75,769,191)
Distributable earnings/(accumulated loss)	$(198,447,244)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$36,173,446	$78,254,529	$114,427,975
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	4,346,252	7,285,544
Service Class	7,253,597	17,278,906
Shares reinvested:
Standard Class	994,131	5,643,644
Service Class	1,975,238	9,090,500
	14,569,218	39,298,594
Shares redeemed:
Standard Class	(23,829,691)	(31,443,581)
Service Class	(16,840,430)	(20,900,296)
	(40,670,121)	(52,343,877)
Net decrease	(26,100,903)	(13,045,283)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP BlackRock Inflation Protected Bond Fund-20

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and to facilitate investments in portfolio securities.
Options Contracts–During the year ended December 31, 2023, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.
During the year ended December 31, 2023, the Fund used options contracts to manage the Fund’s exposure to changes in securities prices caused by interest rates or market conditions; to protect the value of portfolio securities; to take advantage of liquidity available in the options market and to facilitate investments in portfolio securities.
LVIP BlackRock Inflation Protected Bond Fund-21

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Swap Contracts–The Fund enters into inflation swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use inflation swaps to hedge the inflation risk in nominal bonds, thereby creating synthetic inflation-indexed bonds.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by (1) for bilateral swap contracts having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Inflation Swap- Inflation swap agreements involve commitments to pay a regular stream of inflation-indexed cash payments in exchange for receiving a stream of nominal interest payments (or vice versa), where both payment streams are based on notional amounts. The nominal interest payments may be based on either a fixed interest rate or variable interest rate such as the Secured Overnight Financing Rate (SOFR). The change in value of swap contracts outstanding, if any, is recorded as unrealized appreciation or depreciation. A realized gain or loss is recorded on maturity or termination of the swap contract. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from/paid to the counterparty over the swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated, for bilateral swap contracts, by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty.
During the year ended December 31, 2023, the Fund used inflation swaps to hedge the inflation risks in nominal bonds (i.e., non-inflation-protected bonds) thereby creating "synthetic" inflation-indexed bonds.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Liabilities net of receivables and other assets	$1,816,996	Liabilities net of receivables and other assets	$(6,029,736)
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	252,301	Liabilities net of receivables and other assets	(4,737,416)
Options purchased (Equity contracts)	Liabilities net of receivables and other assets	497,250	Liabilities net of receivables and other assets	—
Options purchased (Interest rate contracts)	Liabilities net of receivables and other assets	1,070,394	Liabilities net of receivables and other assets	—
Options written (Equity contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(516,375)
Options written (Interest rate contracts)	Liabilities net of receivables and other assets	—	Liabilities net of receivables and other assets	(3,569,060)
Swap contracts (Interest rate contracts & Inflation contracts)	Liabilities net of receivables and other assets	954,712	Liabilities net of receivables and other assets	(1,093,812)
Total		$4,591,653		$(15,946,399)
LVIP BlackRock Inflation Protected Bond Fund-22

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(12,006,742)	$10,882,973
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(7,147)	—
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	8,809,112	(6,739,085)
Options purchased (Equity contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,701,123)	555,820
Options purchased (Currency contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(561,525)	—
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(3,493,615)	549,015
Options written (Equity contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	487,313	(433,910)
Options written (Currency contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	87,807	—
Options written (Interest rate contracts)	Net realized gain (loss) from options written and net change in unrealized appreciation (depreciation) of options written	(378,112)	2,638,119
Swap contracts (Interest rate contracts & Inflation contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(236,131)	(822,130)
Total		$(9,000,163)	$6,630,802
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$509,164,909	$1,024,346,410
Futures contracts (average notional value)	145,387,513	258,389,066
Options contracts (average value)	3,853,357	6,281,762
Interest rate swap contracts (average notional value)*	82,439,899	(132,068,633)
Inflation rate swap contracts (average notional value)	75,980,406	(57,757,316)

*Long represents paying floating interest payments and short represent receiving floating interest payments.
At December 31, 2023, the Fund posted securities collateral for certain open bilateral derivatives as follows:
Broker	Securities Collateral
Barclays Bank	$805,106
Citigroup Global Markets	1,155,494
Deutsche Bank	830,562
Total	$2,791,162
LVIP BlackRock Inflation Protected Bond Fund-23

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2023, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
JPMorgan Chase Bank	$60,000
Total	$60,000
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$—	$(309,226)	$(309,226)
Bank of New York Mellon	26,116	(1,384)	24,732
Barclays Bank PLC	1,201,091	(2,908,621)	(1,707,530)
BNP Paribas SA	273,904	(2,070,021)	(1,796,117)
Citigroup Global Markets	1,078,866	(2,175,321)	(1,096,455)
Deutsche Bank	—	(1,024,656)	(1,024,656)
Goldman Sachs International	99,013	(12,723)	86,290
Hong Kong Shanghai Bank	5,614	(1,865)	3,749
Imperial Bank of Canada	11,127	—	11,127
JPMorgan Chase Bank	139,659	(79,889)	59,770
Morgan Stanley Capital	30,594	(563,150)	(532,556)
Royal Bank of Canada	7,978	—	7,978
Royal Bank of Scotland	13,428	(397,012)	(383,584)
Standard Chartered Bank	—	(54,928)	(54,928)
Total	$2,887,390	$(9,598,796)	$(6,711,406)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$(309,226)	$—	$—	$—	$—	$(309,226)
Bank of New York Mellon	24,732	—	—	—	—	24,732
Barclays Bank PLC	(1,707,530)	—	—	805,106	—	(902,424)
BNP Paribas SA	(1,796,117)	—	—	—	—	(1,796,117)
Citigroup Global Markets	(1,096,455)	—	—	1,096,455	—	—
Deutsche Bank	(1,024,656)	—	—	830,562	—	(194,094)
Goldman Sachs International	86,290	—	—	—	—	86,290
Hong Kong Shanghai Bank	3,749	—	—	—	—	3,749
Imperial Bank of Canada	11,127	—	—	—	—	11,127
JPMorgan Chase Bank	59,770	—	(59,770)	—	—	—
Morgan Stanley Capital	(532,556)	—	—	—	—	(532,556)
Royal Bank of Canada	7,978	—	—	—	—	7,978
Royal Bank of Scotland	(383,584)	—	—	—	—	(383,584)
Standard Chartered Bank	(54,928)	—	—	—	—	(54,928)
Total	$(6,711,406)	$—	$(59,770)	$2,732,123	$—	$(4,039,053)

LVIP BlackRock Inflation Protected Bond Fund-24

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
Reverse repurchase agreements
Reverse repurchase transactions are entered into by the Fund under Master Reverse Repurchase Agreements (each, an “MRRA”), which permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRRA with collateral  held and/or posted to the counterparty  and create one single net payment due to or from the Fund. With reverse repurchase transactions, typically the Fund and the counterparties are permitted to sell, repledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRRA counterparty’s  bankruptcy or insolvency. Pursuant to the terms of the MRRA, the Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRRA counterparty,  the Fund is considered  unsecured creditors with respect to excess collateral and, as such, the return of excess collateral may be delayed. As of December 31, 2023, the following table is a summary of the Fund’s reverse repurchase agreements by counterparty which are subject to offset under an MRRA:
Counterparty	Reverse Repurchase Agreement	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America	$(11,032,044)	$10,960,418	$—	$(71,626)
Hong Kong Shanghai Bank	(56,314,375)	55,875,755	—	(438,620)
BNP Paribas	(4,112,500)	4,075,296	—	(37,204)
Amherst	(8,480,587)	8,409,248	—	(71,339)
Total	$(79,939,506)	$79,320,717	$—	$(618,789)

[1] Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund primarily invests in inflation protected debt securities whose principal and/or interest payments are adjusted for inflation, unlike traditional debt securities that make fixed principal and interest payments. Under normal circumstances, the Fund will invest at least 80% of its net assets in inflation protected debt securities issued by the U.S. government, its agencies or instrumentalities, foreign governments and corporations, which may include synthetic investments such as options, forwards, futures contracts, or swap agreements that, when combined with non-inflation indexed bonds, have economic characteristics similar to inflation-indexed bonds.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an
LVIP BlackRock Inflation Protected Bond Fund-25

LVIP BlackRock Inflation Protected Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Inflation Protected Bond Fund-26

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Inflation Protected Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Inflation Protected Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP BlackRock Inflation Protected Bond Fund–27

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Inflation Protected Bond Fund-28

LVIP BlackRock Inflation Protected Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had a breakpoint in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and BlackRock Financial Management, Inc. (“BlackRock”) on behalf of the LVIP BlackRock Inflation Protected Bond Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement.  The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock.  The Board considered that BlackRock uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP BlackRock Inflation Protected Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Inflation-Protected Bond funds category and the Bloomberg World Government IL 1-10 Year Total Return Hedged USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three- and five-year periods and below the return of the Morningstar peer group median and the benchmark index for the ten-year period.  The Board considered LFI’s comments that the lead portfolio manager changed in 2021 and that the investment guidelines had been adjusted to be more in line with the peer group.  The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which contains breakpoints, and the subadvisory fee schedule for similar accounts subadvised by BlackRock.  The Board considered that LFI compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LFI and BlackRock, an unaffiliated third party of LFI.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  With respect to profitability, the Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provide potential scale-related benefits and increase analyst coverage and sales of BlackRock proprietary products.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Inflation Protected Bond Fund-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP BlackRock Inflation Protected Bond Fund-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP BlackRock Inflation Protected Bond Fund-31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP BlackRock Inflation Protected Bond Fund-32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Inflation Protected Bond Fund-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Inflation Protected Bond Fund-34

LVIP BlackRock Real Estate Fund
(formerly, LVIP BlackRock Global Real Estate Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock Real Estate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock Real Estate Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: BlackRock Investment Management, LLC
The Fund returned 13.06% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the FTSE EPRA/NAREIT Developed Index1, returned 9.67%.
The year 2023 has proved challenging for the Real Estate (RE) sector, with the Federal Reserve's (Fed) pivot in the fourth quarter 2023 helping the sector re-coup the third quarter rate fear drawdown and driving Year-To-Date (YTD) return of approximately 10% as of mid-December 2023.
However, this healthy 10% return masks significant regional disparities at the index level. A strong resurgence in the U.S. and Europe, the Middle East and Africa (EMEA) was offset by Asia-Pacific’s (APAC’s) lagging performance. The US and EMEA's robust results reflect the sector's resilient, inflation-hedged cash flow fundamentals, starting from a position of undervaluation at the year's beginning. APAC’s underperformance was significantly influenced by Hong Kong’s decline, driven by U.S. rate concerns and China. Additionally, Japanese real estate investment trusts (REITs) underperformed as Japan belatedly entered a monetary tightening cycle.
The Fund outperformed its Index during the year, with 95% of alpha driven by stock selection across all three regions.
At the sector level, the Fund’s underweight allocation to U.S. Triple Net, overweight to Australian Communications, and overweight to U.S. Office were top contributors. The Fund’s overweight allocation to Canadian Office, overweight to Hong Kong REITs, and overweight to UK Office were top detractors.
At the security level, holdings in NextDC (Australian Communications), EPR Properties (US Triple Net), and Mitsui Fudosan (Japanese Developers) were top contributors. Link REIT (Hong Kong REITs), CK Asset Holdings (Hong Kong Developers), and Allied properties2 (Canadian Office) were top detractors. All positions in these securities were overweight relative to the Index.
The Fed’s dovish pivot in December has positively reset listed real estate expectations for 2024. As we enter the new year, the listed real estate sector boasts generally well-capitalized balance sheets and healthy fundamentals, with gearing at a conservative 31% (debt to total assets). We believe the sector is well-positioned in 2024 to deliver returns above the long-term average, reflecting a combination of falling real rates, the likely avoidance of a recession, and undemanding pricing.
The past year has been favorable for active management and alpha generation, given the high level of intra-sector dispersion. Furthermore, we expect geopolitical risks to contribute to macro dispersion and market complexity.  In this macro-led environment, our portfolio construction aims to balance exposure to secular growth and well-capitalized businesses with more levered, less popular, cyclical growth names that benefit initially from a rate-cut environment. Our estimates indicate that the sector is trading in line with its net asset value (NAV), with the recent rally closing the earlier discount. However, NAV calculations often overlook certain forward cash flow growth components. Using a more accurate discounted cash flow (DCF) analysis, our primary metric, we still see an attractive valuation upside from the current pricing levels.
Derivatives, specifically foreign exchange (FX) forwards, were used to hedge FX exposure relative to the benchmark.
Portfolio Managers:
BlackRock Investment Management, LLC:
 Mark Howard-Johnson
Alastair Gillespie
James Wilkinson
Raj Rehan
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP BlackRock Real Estate Fund - Standard Class
LVIP BlackRock Real Estate Fund - Service Class
FTSE EPRA/NAREIT Developed Index
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$14,593
$14,235
$14,207

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock Real Estate Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,593 for the Standard Class shares and to $14,235 for the Service Class shares. For comparison, look at how the FTSE EPRA/NAREIT Developed Index did over the same period. The same $10,000 investment would have increased to $14,207. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP BlackRock Real Estate Fund-1

LVIP BlackRock Real Estate Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.06%
Five Years	+ 4.76%
Ten Years	+ 3.85%
Service Class Shares
One Year	+ 12.79%
Five Years	+ 4.50%
Ten Years	+ 3.59%
1.The FTSE EPRA/NAREIT Developed Index is designed to represent general trends in eligible real estate equities worldwide. Relevant real estate activities are defined as the ownership, trading and development of income-producing real estate.
2. Security was not held in the portfolio at period end.
LVIP BlackRock Real Estate Fund-2

LVIP BlackRock Real Estate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,099.20	0.83%	$4.39
Service Class Shares	1,000.00	1,097.90	1.08%	5.71
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.10	0.83%	$4.23
Service Class Shares	1,000.00	1,019.90	1.08%	5.50

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP BlackRock Real Estate Fund-3

LVIP BlackRock Real Estate Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	98.58%
Australia	3.23%
Belgium	0.81%
Canada	1.17%
France	1.41%
Germany	1.84%
Hong Kong	7.41%
Japan	8.57%
Mexico	0.99%
Singapore	0.89%
Spain	1.81%
Sweden	1.66%
Switzerland	1.01%
United Kingdom	4.01%
United States	63.77%
Money Market Fund	0.76%
Total Investments	99.34%
Receivables and Other Assets Net of Liabilities	0.66%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Data Center REITs	8.05%
Diversified Real Estate Activities	4.42%
Diversified REITs	3.47%
Health Care Facilities	1.26%
Health Care REITs	6.00%
Hotel & Resort REITs	4.40%
Industrial REITs	12.85%
Integrated Telecommunication Services	0.99%
Internet Services & Infrastructure	0.62%
Multi-Family Residential REITs	8.38%
Office REITs	4.81%
Other Specialized REITs	4.64%
Real Estate Development	3.44%
Real Estate Operating Companies	7.30%
Retail REITs	14.77%
Self Storage REITs	8.20%
Single-Family Residential REITs	4.24%
Telecom Tower REITs	0.74%
Total	98.58%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Prologis, Inc.	5.88%
Equinix, Inc.	5.08%
Extra Space Storage, Inc.	4.53%
VICI Properties, Inc.	3.22%
AvalonBay Communities, Inc.	3.20%
Digital Realty Trust, Inc.	2.97%
Welltower, Inc.	2.95%
Link REIT	2.69%
Invitation Homes, Inc.	2.49%
Regency Centers Corp.	2.46%
Total	35.47%

REIT–Real Estate Investment Trust
LVIP BlackRock Real Estate Fund-4

LVIP BlackRock Real Estate Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.58%
Australia–3.23%
Goodman Group	143,634	$2,476,349
Lendlease Corp. Ltd.	329,879	1,679,226
National Storage REIT	2,695,238	4,224,341
†NEXTDC Ltd.	213,738	1,999,799
		10,379,715
Belgium–0.81%
VGP NV	22,617	2,621,644
		2,621,644
Canada–1.17%
Choice Properties Real Estate Investment Trust	357,010	3,758,567
		3,758,567
France–1.41%
Cromwell European Real Estate Investment Trust	179,502	281,389
†Unibail-Rodamco-Westfield	57,569	4,252,987
		4,534,376
Germany–1.84%
Vonovia SE	187,403	5,904,457
		5,904,457
Hong Kong–7.41%
CK Asset Holdings Ltd.	1,250,500	6,277,723
Link REIT	1,538,860	8,641,738
Sun Hung Kai Properties Ltd.	503,500	5,445,421
Wharf Real Estate Investment Co. Ltd.	1,034,000	3,495,883
		23,860,765
Japan–8.57%
Daiwa House REIT Investment Corp.	1,520	2,713,362
Invincible Investment Corp.	6,151	2,661,071
Japan Hotel REIT Investment Corp.	8,749	4,293,835
Katitas Co. Ltd.	104,400	1,620,792
KDX Realty Investment Corp.	2,554	2,912,647
Mitsubishi Estate Co. Ltd.	515,200	7,099,529
Mitsui Fudosan Logistics Park, Inc.	1,143	3,708,670
Orix JREIT, Inc.	2,186	2,581,340
		27,591,246
Mexico–0.99%
Corp. Inmobiliaria Vesta SAB de CV ADR	80,083	3,172,888
		3,172,888
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore–0.89%
CapitaLand Investment Ltd.	1,195,200	$2,861,778
		2,861,778
Spain–1.81%
†Cellnex Telecom SA	81,159	3,194,975
Inmobiliaria Colonial Socimi SA	183,734	1,328,558
Merlin Properties Socimi SA	117,724	1,307,412
		5,830,945
Sweden–1.66%
†Castellum AB	195,944	2,783,922
Sagax AB Class B	92,982	2,557,315
		5,341,237
Switzerland–1.01%
Swiss Prime Site AG	30,282	3,235,049
		3,235,049
United Kingdom–4.01%
Big Yellow Group PLC	261,295	4,069,990
Great Portland Estates PLC	131,031	701,479
Tritax Big Box REIT PLC	1,141,796	2,458,154
UNITE Group PLC	427,594	5,690,142
		12,919,765
United States–63.77%
Agree Realty Corp.	94,049	5,920,384
Alexandria Real Estate Equities, Inc.	7,881	999,074
AvalonBay Communities, Inc.	55,042	10,304,963
Boston Properties, Inc.	57,329	4,022,776
CareTrust REIT, Inc.	120,444	2,695,537
Cousins Properties, Inc.	97,365	2,370,838
Digital Realty Trust, Inc.	71,099	9,568,503
Ensign Group, Inc.	36,041	4,044,161
EPR Properties	94,165	4,562,294
Equinix, Inc.	20,292	16,342,974
Equity Residential	41,541	2,540,648
Essential Properties Realty Trust, Inc.	154,238	3,942,323
Extra Space Storage, Inc.	90,887	14,571,913
Federal Realty Investment Trust	49,732	5,124,883
Healthpeak Properties, Inc.	147,191	2,914,382
Host Hotels & Resorts, Inc.	54,450	1,060,141
Invitation Homes, Inc.	235,287	8,025,640
Mid-America Apartment Communities, Inc.	15,487	2,082,382
Physicians Realty Trust	313,223	4,168,998
LVIP BlackRock Real Estate Fund-5

LVIP BlackRock Real Estate Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Prologis, Inc.	142,080	$18,939,264
Public Storage	11,491	3,504,755
Regency Centers Corp.	118,308	7,926,636
Rexford Industrial Realty, Inc.	137,448	7,710,833
Ryman Hospitality Properties, Inc.	55,988	6,162,039
SBA Communications Corp.	9,439	2,394,580
Simon Property Group, Inc.	40,149	5,726,853
SITE Centers Corp.	262,952	3,584,036
SL Green Realty Corp.	77,302	3,491,731
Spirit Realty Capital, Inc.	60,123	2,626,774
STAG Industrial, Inc.	155,015	6,085,889
Sun Communities, Inc.	42,071	5,622,789
UDR, Inc.	165,379	6,332,362
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
VICI Properties, Inc.	324,660	$10,350,161
Welltower, Inc.	105,369	9,501,123
		205,222,639
Total Common Stock (Cost $257,767,287)		317,235,071

MONEY MARKET FUND–0.76%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	2,448,648	2,448,648
Total Money Market Fund (Cost $2,448,648)		2,448,648

TOTAL INVESTMENTS–99.34% (Cost $260,215,935)	319,683,719
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.66%	2,139,246
NET ASSETS APPLICABLE TO 43,016,378 SHARES OUTSTANDING–100.00%	$321,822,965
NET ASSET VALUE PER SHARE–LVIP BLACKROCK REAL ESTATE FUND STANDARD CLASS ($238,517,863 / 31,755,287 Shares)	$7.511
NET ASSET VALUE PER SHARE–LVIP BLACKROCK REAL ESTATE FUND SERVICE CLASS ($83,305,102 / 11,261,091 Shares)	$7.398
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$327,412,797
Distributable earnings/(accumulated loss)	(5,589,832)
TOTAL NET ASSETS	$321,822,965

ΔSecurities have been classified by country of origin.
†Non-income producing.

★Includes $40,000 cash collateral held at broker for certain open bilateral derivatives, $1,044,253 payable for securities purchased, $216,053 payable for fund shares redeemed, $10,000 cash collateral due to brokers for certain open bilateral derivatives, $48,304 other accrued expenses payable, $209,012 due to manager and affiliates, $25,560 payable for audit fee and $27,569 payable for fund accounting fee as of
December 31, 2023.

The following foreign currency exchange contracts and swap contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	AUD	949,000	USD	(636,827)	1/16/24	$10,226	$—
BCLY	CHF	1,023,000	USD	(1,153,533)	1/16/24	64,931	—
BCLY	CHF	(24,000)	USD	28,648	1/16/24	62	—
BCLY	EUR	155,000	USD	(169,849)	1/16/24	1,378	—
BCLY	GBP	37,000	USD	(45,219)	1/16/24	1,948	—
BCLY	GBP	58,000	USD	(73,957)	1/16/24	—	(20)
BCLY	HKD	(6,548,000)	USD	838,108	1/16/24	—	(770)
LVIP BlackRock Real Estate Fund-6

LVIP BlackRock Real Estate Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BCLY	JPY	9,103,000	USD	(63,192)	1/16/24	$1,535	$—
BCLY	JPY	(186,792,000)	USD	1,324,680	1/16/24	—	(3,500)
BCLY	SEK	603,000	USD	(57,902)	1/16/24	1,924	—
BCLY	SEK	2,556,000	USD	(256,956)	1/16/24	—	(3,364)
BCLY	SGD	(69,000)	USD	51,617	1/16/24	—	(707)
BOA	AUD	97,000	USD	(62,035)	1/16/24	4,102	—
BOA	ILS	946,000	USD	(250,417)	1/16/24	10,945	—
BOA	KRW	1,699,237,000	USD	(1,302,155)	1/16/24	9,885	—
CITI	AUD	(122,000)	USD	78,869	1/16/24	—	(4,314)
CITI	GBP	80,000	USD	(97,154)	1/16/24	4,828	—
CITI	JPY	(109,442,000)	USD	738,903	1/16/24	—	(39,281)
DB	AUD	222,000	USD	(149,085)	1/16/24	2,281	—
DB	EUR	(1,712,000)	USD	1,822,438	1/16/24	—	(68,790)
DB	EUR	9,000	USD	(9,922)	1/16/24	20	—
DB	GBP	154,000	USD	(195,922)	1/16/24	393	—
DB	JPY	(6,149,000)	USD	41,580	1/16/24	—	(2,143)
DB	JPY	10,610,000	USD	(75,000)	1/16/24	442	—
DB	SEK	(5,140,000)	USD	487,364	1/16/24	—	(22,598)
GSI	AUD	(824,000)	USD	522,980	1/16/24	—	(38,846)
GSI	EUR	(899,000)	USD	971,599	1/16/24	—	(21,517)
GSI	SEK	(6,322,000)	USD	599,955	1/16/24	—	(27,278)
GSI	SEK	5,237,000	USD	(503,362)	1/16/24	16,223	—
GSI	SGD	(53,000)	USD	39,210	1/16/24	—	(981)
HSBC	AUD	282,000	USD	(180,813)	1/16/24	11,462	—
HSBC	CAD	19,000	USD	(14,210)	1/16/24	132	—
HSBC	EUR	1,397,000	USD	(1,524,837)	1/16/24	18,412	—
HSBC	EUR	(1,192,000)	USD	1,296,077	1/16/24	—	(20,712)
HSBC	GBP	(1,229,000)	USD	1,526,990	1/16/24	—	(39,701)
HSBC	GBP	1,358,000	USD	(1,728,269)	1/16/24	2,867	—
HSBC	HKD	(85,046,000)	USD	10,887,157	1/16/24	—	(8,263)
HSBC	HKD	5,038,000	USD	(644,771)	1/16/24	658	—
HSBC	HKD	16,088,000	USD	(2,062,450)	1/16/24	—	(1,383)
HSBC	HKD	(12,598,000)	USD	1,614,252	1/16/24	296	—
HSBC	ILS	2,347,000	USD	(595,038)	1/16/24	53,394	—
HSBC	JPY	193,308,000	USD	(1,311,884)	1/16/24	62,628	—
HSBC	JPY	(12,972,000)	USD	87,772	1/16/24	—	(4,465)
HSBC	NZD	1,641,000	USD	(975,739)	1/16/24	61,678	—
HSBC	SGD	379,000	USD	(282,364)	1/16/24	5,040	—
JPMC	AUD	6,823,000	USD	(4,370,208)	1/16/24	281,897	—
JPMC	AUD	(2,465,000)	USD	1,605,854	1/16/24	—	(74,850)
JPMC	CAD	5,749,000	USD	(4,214,183)	1/16/24	125,563	—
JPMC	CAD	(975,000)	USD	714,247	1/16/24	—	(21,752)
JPMC	EUR	1,860,000	USD	(2,022,636)	1/16/24	32,085	—
JPMC	GBP	1,930,000	USD	(2,396,423)	1/16/24	63,882	—
JPMC	HKD	(376,000)	USD	48,128	1/16/24	—	(42)
JPMC	JPY	1,317,743,743	USD	(8,933,677)	1/16/24	436,105	—
JPMC	JPY	(478,673,000)	USD	3,199,490	1/16/24	—	(204,102)
JPMC	NOK	1,729,000	USD	(158,285)	1/16/24	11,967	—
JPMC	SEK	6,821,000	USD	(648,474)	1/16/24	28,267	—
JPMC	SGD	(1,755,000)	USD	1,303,288	1/16/24	—	(27,569)
SCB	CHF	(389,000)	USD	440,848	1/16/24	—	(22,477)
SCB	HKD	1,381,000	USD	(177,082)	1/16/24	—	(159)
SSB	AUD	(84,000)	USD	53,252	1/16/24	—	(4,021)
SSB	AUD	139,000	USD	(95,011)	1/16/24	—	(237)
SSB	CHF	131,000	USD	(146,603)	1/16/24	9,427	—
SSB	EUR	33,000	USD	(36,067)	1/16/24	388	—
SSB	EUR	(41,000)	USD	45,051	1/16/24	—	(241)
SSB	EUR	468,000	USD	(519,284)	1/16/24	—	(2,290)
SSB	EUR	(430,000)	USD	475,667	1/16/24	651	—
SSB	GBP	77,000	USD	(97,391)	1/16/24	766	—
SSB	GBP	(216,000)	USD	275,460	1/16/24	110	—
LVIP BlackRock Real Estate Fund-7

LVIP BlackRock Real Estate Fund
Statement of Net Assets (continued)
Foreign Currency Exchange Contracts1 (continued)
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
SSB	GBP	(34,000)	USD	43,223	1/16/24	$—	$(119)
SSB	HKD	(12,373,000)	USD	1,585,869	1/16/24	738	—
SSB	HKD	(2,238,000)	USD	286,647	1/16/24	—	(67)
SSB	JPY	262,770,000	USD	(1,769,047)	1/16/24	99,371	—
SSB	JPY	(227,155,000)	USD	1,583,023	1/16/24	—	(32,156)
SSB	KRW	(1,352,813,000)	USD	1,011,632	1/16/24	—	(32,922)
SSB	SEK	8,357,000	USD	(765,236)	1/16/24	63,899	—
SSB	SEK	119,000	USD	(11,843)	1/16/24	—	(36)
SSB	SGD	12,577,000	USD	(9,230,563)	1/16/24	306,871	—
SSB	SGD	(925,000)	USD	679,907	1/16/24	—	(21,543)
UBS	AUD	(3,485,000)	USD	2,253,387	1/16/24	—	(122,780)
UBS	AUD	8,000	USD	(5,266)	1/16/24	188	—
UBS	CAD	412,000	USD	(301,458)	1/16/24	9,549	—
UBS	EUR	402,000	USD	(434,761)	1/16/24	9,325	—
UBS	GBP	(1,642,000)	USD	2,009,359	1/16/24	—	(83,813)
UBS	GBP	167,000	USD	(211,429)	1/16/24	1,458	—
UBS	GBP	73,000	USD	(93,084)	1/16/24	—	(26)
UBS	HKD	1,824,000	USD	(233,492)	1/16/24	184	—
UBS	JPY	(234,021,000)	USD	1,631,780	1/16/24	—	(32,220)
UBS	SGD	(32,000)	USD	24,091	1/16/24	—	(175)
Total Foreign Currency Exchange Contracts						$1,830,381	$(992,230)
Swap Contract1
Contracts For Difference (CFD) Swap Contracts
Counterparty/ Reference Entity/ Payment Frequency	Number of Contracts	Financing Rate[2]	Termination Date[3]	Notional Amount[4]	Value	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Long Equities
United States
GSI - SL Green Realty Corp. - Monthly	10,607	5.33%	1/15/2024	878,250	$(18,244)	$—	$(18,244)
Total CFD Swap Contract						$—	$(18,244)

The use of foreign currency exchange contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Financing Rates are based on multiple financing rate benchmarks. The Fund pays or receives a variable rate of interest, based on a specified benchmark, plus or minus a spread in a range of 20-30 basis points. The benchmark and spread are determined based upon the country and/or currency of the individual underlying positions. The specified benchmarks used in determining the variable rate of interest are the
1-Month USD-Federal Funds Rate.

[3] Date reflected is the next payment date. Contracts have an open-ended maturity date.
[4] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.

Summary of Abbreviations:
ADR–American Depositary Receipt
AUD–Australian Dollar
BCLY–Barclays Bank
BOA–Bank of America
CAD–Canadian Dollar
CHF–Swiss Franc
CITI–Citigroup Global Markets
DB–Deutsche Bank
EUR–Euro
GBP–British Pound Sterling
GSI–Goldman Sachs International
HKD–Hong Kong Dollar
LVIP BlackRock Real Estate Fund-8

LVIP BlackRock Real Estate Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
HSBC–Hong Kong and Shanghai Banking Corporation
ILS–Israeli Shekel
JPMC–JPMorgan Chase
JPY–Japanese Yen
KRW–South Korean Won
NOK–Norwegian Krone
NZD–New Zealand Dollar
REIT–Real Estate Investment Trust
SCB–Standard Chartered Bank
SEK–Swedish Krona
SGD–Singapore Dollar
SSB–State Street Bank
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Real Estate Fund-9

LVIP BlackRock Real Estate Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$11,768,464
Interest	137,319
Foreign taxes withheld	(939,086)
10,966,697
EXPENSES:
Management fees	2,314,581
Distribution fees-Service Class	199,862
Custodian fees	113,450
Accounting and administration expenses	112,931
Shareholder servicing fees	95,036
Professional fees	44,690
Reports and statements to shareholders	16,949
Trustees’ fees and expenses	12,134
Pricing fees	9,132
Consulting fees	2,447
Other	44,802
2,966,014
Less:
Management fees waived	(57,771)
Total operating expenses	2,908,243
NET INVESTMENT INCOME	8,058,454
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(19,395,080)
Foreign currencies	(48,578)
Foreign currency exchange contracts	(791,030)
Swap contracts	573,770
Net realized loss	(19,660,918)
Net change in unrealized appreciation (depreciation) of:
Investments	48,342,962
Foreign currencies	9,673
Foreign currency exchange contracts	1,537,011
Swap contracts	105,823
Net change in unrealized appreciation (depreciation)	49,995,469
NET REALIZED AND UNREALIZED GAIN	30,334,551
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$38,393,005
See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock Real Estate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,058,454	$8,408,629
Net realized loss	(19,660,918)	(21,181,271)
Net change in unrealized appreciation (depreciation)	49,995,469	(120,265,720)
Net increase (decrease) in net assets resulting from operations	38,393,005	(133,038,362)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(6,523,195)	(10,231,074)
Service Class	(2,133,445)	(3,262,164)
Return of capital:
Standard Class	—	(917,807)
Service Class	—	(297,663)
	(8,656,640)	(14,708,708)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	33,450,919	54,693,475
Service Class	9,090,206	15,848,958
Reinvestment of dividends and distributions:
Standard Class	6,523,195	11,148,881
Service Class	2,133,445	3,559,827
	51,197,765	85,251,141
Cost of shares redeemed:
Standard Class	(75,013,526)	(75,359,663)
Service Class	(16,884,524)	(17,735,144)
	(91,898,050)	(93,094,807)
Decrease in net assets derived from capital share transactions	(40,700,285)	(7,843,666)
NET DECREASE IN NET ASSETS	(10,963,920)	(155,590,736)
NET ASSETS:
Beginning of year	332,786,885	488,377,621
End of year	$321,822,965	$332,786,885
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Real Estate Fund-10

LVIP BlackRock Real Estate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Real Estate Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$6.835	$10.027	$8.712	$9.769	$8.456
Income (loss) from investment operations:
Net investment income[2]	0.176	0.185	0.246	0.176	0.212
Net realized and unrealized gain (loss)	0.710	(3.052)	2.146	(0.458)	1.871
Total from investment operations	0.886	(2.867)	2.392	(0.282)	2.083
Less dividends and distributions from:
Net investment income	(0.210)	(0.099)	(0.687)	(0.464)	(0.355)
Net realized gain	—	(0.200)	(0.390)	(0.311)	(0.415)
Return of capital	—	(0.026)	—	—	—
Total dividends and distributions	(0.210)	(0.325)	(1.077)	(0.775)	(0.770)
Net asset value, end of period	$7.511	$6.835	$10.027	$8.712	$9.769
Total return[3]	13.06%	(28.64% )	28.02%	(2.21% )	24.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$238,518	$251,437	$372,538	$332,627	$426,116
Ratio of expenses to average net assets	0.82%	0.81%	0.79%	0.81%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.83%	0.81%	0.83%	0.77%
Ratio of net investment income to average net assets	2.53%	2.27%	2.47%	2.09%	2.21%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.51%	2.25%	2.45%	2.07%	2.20%
Portfolio turnover	69%	79%	77%	120%	155%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Real Estate Fund-11

LVIP BlackRock Real Estate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock Real Estate Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19[1]
Net asset value, beginning of period	$6.735	$9.885	$8.602	$9.658	$8.367
Income (loss) from investment operations:
Net investment income[2]	0.156	0.162	0.218	0.153	0.191
Net realized and unrealized gain (loss)	0.699	(3.007)	2.117	(0.454)	1.844
Total from investment operations	0.855	(2.845)	2.335	(0.301)	2.035
Less dividends and distributions from:
Net investment income	(0.192)	(0.079)	(0.662)	(0.444)	(0.329)
Net realized gain	—	(0.200)	(0.390)	(0.311)	(0.415)
Return of capital	—	(0.026)	—	—	—
Total dividends and distributions	(0.192)	(0.305)	(1.052)	(0.755)	(0.744)
Net asset value, end of period	$7.398	$6.735	$9.885	$8.602	$9.658
Total return[3]	12.79%	(28.82% )	27.69%	(2.45% )	24.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$83,305	$81,350	$115,839	$101,452	$107,442
Ratio of expenses to average net assets	1.07%	1.06%	1.04%	1.06%	1.01%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.09%	1.08%	1.06%	1.08%	1.02%
Ratio of net investment income to average net assets	2.28%	2.02%	2.22%	1.84%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.26%	2.00%	2.20%	1.82%	1.95%
Portfolio turnover	69%	79%	77%	120%	155%

[1]	Effective Feburary 11, 2019, BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio, replacing CBRE Clarion Securities LLC.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock Real Estate Fund-12

LVIP BlackRock Real Estate Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock Real Estate Fund (formerly LVIP BlackRock Global Real Estate Fund)(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return through a combination of current income and long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
LVIP BlackRock Real Estate Fund-13

LVIP BlackRock Real Estate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP BlackRock Real Estate Fund is $273,804 and $273,545 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.73% of the first $250 million of the Fund’s average daily net assets; and 0.63% of the Fund’s average daily net assets in excess of $250 million.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.02% of the first $250 million of the Fund’s average daily net assets; 0.01% of the next $500 million; and 0.00% of the Fund’s average daily net assets in excess of $750 million.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$26,720
Legal	4,371
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP BlackRock Real Estate Fund-14

LVIP BlackRock Real Estate Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,485 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$184,026
Distribution fees payable to LFD	17,272
Shareholder servicing fees payable to Lincoln Life	7,714
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$223,571,166
Sales	260,690,463
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$279,224,269
Aggregate unrealized appreciation of investments and derivatives	$48,658,280
Aggregate unrealized depreciation of investments and derivatives	(7,942,771)
Net unrealized appreciation of investments and derivatives	$40,715,509
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP BlackRock Real Estate Fund-15

LVIP BlackRock Real Estate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$10,379,715	$—	$—	$10,379,715
Belgium	2,621,644	—	—	2,621,644
Canada	3,758,567	—	—	3,758,567
France	4,534,376	—	—	4,534,376
Germany	5,904,457	—	—	5,904,457
Hong Kong	23,860,765	—	—	23,860,765
Japan	27,591,246	—	—	27,591,246
Mexico	3,172,888	—	—	3,172,888
Singapore	2,861,778	—	—	2,861,778
Spain	5,830,945	—	—	5,830,945
Sweden	5,341,237	—	—	5,341,237
Switzerland	3,235,049	—	—	3,235,049
United Kingdom	12,919,765	—	—	12,919,765
United States	205,222,639	—	—	205,222,639
Money Market Fund	2,448,648	—	—	2,448,648
Total Investments	$319,683,719	$—	$—	$319,683,719
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$1,830,381	$—	$1,830,381
Liabilities:
Foreign Currency Exchange Contracts	$—	$(992,230)	$—	$(992,230)
Swap Contract	$—	$(18,244)	$—	$(18,244)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddles, forward contracts, swaps and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$8,656,640	$4,545,920
Long-term capital gains	—	8,947,318
Return of capital	—	1,215,470
Total	$8,656,640	$14,708,708
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$2,539,363
Capital loss carryforward	(48,708,530)
Other temporary differences	(136,174)
Net unrealized appreciation	40,715,509
Distributable earnings/(accumulated loss)	$(5,589,832)
LVIP BlackRock Real Estate Fund-16

LVIP BlackRock Real Estate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to adjustment to prior period accumulated balance:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(6)	$6
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$24,984,197	$23,724,333	$48,708,530
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	4,831,540	7,080,738
Service Class	1,330,081	2,030,110
Shares reinvested:
Standard Class	897,276	1,591,241
Service Class	297,925	516,965
	7,356,822	11,219,054
Shares redeemed:
Standard Class	(10,761,399)	(9,039,356)
Service Class	(2,446,024)	(2,187,199)
	(13,207,423)	(11,226,555)
Net decrease	(5,850,601)	(7,501)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency
LVIP BlackRock Real Estate Fund-17

LVIP BlackRock Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Contracts for Difference — The Fund may enter into CFDs. CFDs are leveraged derivative instruments that allow a Fund to take a position on the change in the market price of an underlying asset, such as a stock, or the value of an index or currency exchange rate. With a short CFD, a Fund is seeking to profit from falls in the market price of the asset. CFDs are subject to liquidity risk because the liquidity of CFDs is based on the liquidity of the underlying instrument, and are subject to counterparty risk, i.e., the risk that the counterparty to the CFD transaction may be unable or unwilling to make payments or to otherwise honor its financial obligations under the terms of the contract. It is also possible that the market price of the CFD will move between the time the order is placed by a Fund and when it is executed by the issuer, which can result in the trade being executed at a less favorable price. CFDs, like many other derivative instruments, involve the risk that, if the derivative security declines in value, additional margin would be required to maintain the margin level. The seller may require the Fund to deposit additional sums to cover this decline in value, and the margin call may be at short notice. If additional margin is not provided in time, the seller may liquidate the positions at a loss for which a Fund is liable. The potential for margin calls and large losses are much greater in CFDs than in other leveraged products. Most CFDs are traded over-the-counter. CFDs are not registered with the U.S. Securities and Exchange Commission or any U.S. regulator, and are not subject to U.S. regulation. In a short position, the Fund will receive or pay an amount based upon the amount, if any, by which the notional amount of the CFD would have decreased or increased in value had it sold the particular stocks short, less the dividends that would have been paid on those stocks, plus a floating rate of interest on the notional amount of the CFD. All of these components are reflected in the market value of the CFD.
CFDs are marked-to-market daily based upon quotations from market makers and the resulting changes in market values, if any, are recorded as an unrealized gain or loss in the Statement of Operations. Periodic payments made or received are recorded as realized gains or losses.
During the year ended December 31, 2023, the Fund used contracts for difference to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$1,830,381	Receivables and other assets net of liabilities	$(992,230)
Swap contracts (Equity contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(18,244)
Total		$1,830,381		$(1,010,474)
LVIP BlackRock Real Estate Fund-18

LVIP BlackRock Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(791,030)	$1,537,011
Swap contracts (Equity contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	573,770	105,823
Total		$(217,260)	$1,642,834
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$30,452,171	$34,514,482
Contracts for difference swap contract (average notional volume)	816	—
At December 31, 2023, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
State Street Bank and Trust Company	$40,000
Total	$40,000
At December 31, 2023, the Fund received cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral	Securities Collateral
Bank of America N.A.	$—	$20,634
Goldman Sachs International	10,000	—
Total	$10,000	$20,634
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
LVIP BlackRock Real Estate Fund-19

LVIP BlackRock Real Estate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$24,932	$—	$24,932
Barclays Bank PLC	82,004	(8,361)	73,643
Citigroup Global Markets	4,828	(43,595)	(38,767)
Deutsche Bank	3,136	(93,531)	(90,395)
Goldman Sachs International	16,223	(106,866)	(90,643)
Hong Kong Shanghai Bank	216,567	(74,524)	142,043
JPMorgan Chase Bank	979,766	(328,315)	651,451
Standard Chartered Bank	—	(22,636)	(22,636)
State Street Bank & Trust Company	482,221	(93,632)	388,589
UBS AG	20,704	(239,014)	(218,310)
Total	$1,830,381	$(1,010,474)	$819,907

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$24,932	$(20,634)	$—	$—	$—	$4,298
Barclays Bank PLC	73,643	—	—	—	—	73,643
Citigroup Global Markets	(38,767)	—	—	—	—	(38,767)
Deutsche Bank	(90,395)	—	—	—	—	(90,395)
Goldman Sachs International	(90,643)	—	—	—	—	(90,643)
Hong Kong Shanghai Bank	142,043	—	—	—	—	142,043
JPMorgan Chase Bank	651,451	—	—	—	—	651,451
Standard Chartered Bank	(22,636)	—	—	—	—	(22,636)
State Street Bank & Trust Company	388,589	—	—	—	—	388,589
UBS AG	(218,310)	—	—	—	—	(218,310)
Total	$819,907	$(20,634)	$—	$—	$—	$799,273

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
LVIP BlackRock Real Estate Fund-20

LVIP BlackRock Real Estate Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock Real Estate Fund-21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock Real Estate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock Real Estate Fund (formerly LVIP BlackRock Global Real Estate Fund)  (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP BlackRock Real Estate Fund–22

LVIP BlackRock Real Estate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP BlackRock Real Estate Fund-23

LVIP BlackRock Real Estate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LFI had implemented an advisory fee waiver on assets up to $750 million for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and BlackRock Investment Management, LLC (“BlackRock”) on behalf of the LVIP BlackRock Real Estate Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of BlackRock. The Board considered that BlackRock uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Global Real Estate funds category and the FTSE EPRA/NAREIT Developed NR USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods, above the return of the Morningstar peer group median and the benchmark index for the five-year period and below the return of the Morningstar peer group median and above the return of benchmark index for the ten-year period. The Board noted LFI’s comments that negative security selection in the Chinese Communications and Asia Pac Developers sectors contributed to underperformance during the one- and three-year periods. The Board considered that in February 2019 BlackRock replaced the prior subadviser to the Fund. The Board concluded that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule, which contains breakpoints, and noted BlackRock’s statement that it advised no comparable registered funds managed using the same benchmark as the Fund. The Board considered that LFI compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LFI and BlackRock, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information provided by BlackRock regarding BlackRock’s estimated profitability in providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provide potential scale-related benefits and increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock Real Estate Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP BlackRock Real Estate Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP BlackRock Real Estate Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP BlackRock Real Estate Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock Real Estate Fund-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock Real Estate Fund-29

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: BlackRock Investment Management LLC
Milliman Financial Risk Management LLC
The Fund returned 12.35% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the BlackRock U.S. Growth ETF Allocation Composite1, returned 14.07% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned 5.53%.
The most awaited recession in recent history failed to materialize in 2023. On the contrary, the bounce back of returns in 2023 supports on-going “soft landing” narrative. The rally in U.S. equities was narrow, led by the “magnificent seven.” More than 60% of the return of the S&P 500®Index3 was driven by these tech behemoths. As a result, the S&P 500®Index outperformed its equal-weighted counterpart for the year by the largest margin since 1998. Coupled with the rally in fixed income, investors ended the year with strong returns across stocks and bonds.
In the U.S., the S&P 500®gained and the NASDAQ Composite both gained the year. Growth outperformed value. From a sector perspective, within the S&P 500®, Information Technology led the pack, closely followed by Communication Services. Conversely, Utilities & Energy were the laggards, respectively.
Fixed income investors experienced a sharp reversal in 2023. The first three quarters of the year ended up mixed with the 10 year U.S. Treasury yield selling off and spreads narrowing marginally. In the last quarter of the year, rates rebounded and fixed income ended the year up in solid positive territory with the Bloomberg US Aggregate Bond Index up for the year. High Yield bonds led bonds in 2023, with the IBoxx Liquid High Yield Corp Bond Index4 gaining during the year. Investment Grade followed, with the IBoxx Liquid Investment Grade Corp Bond Index5 rising in 2023. Lastly, Treasuries, represented by the ICE US Treasury Core Bond Index6, was positive for the year 2023.
Equity style risk factors ended in positive territory in 2023. The quality factor outperformed and the MSCI USA Index7 was positive. Value, momentum, size, and low volatility factors underperformed the broader markets. Globally, low volatility stocks underperformed. The MSCI Emerging Markets Minimum Volatility Index8 underperformed its parent benchmark and the MSCI EAFE Minimum Volatility Index9 underperformed for the year. The primary driver of Fund performance within equities was iShares Core S&P 500 ETF, as large cap US equities outperformed small and mid-cap US equities. On the fixed income side, iShares Broad USD Investment Grade Corporate Bond ETF was the primary driver of performance, as corporates outperformed the broader US bond market.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility and provide capital protection. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Jay Shearon
Alex Zeng
Lu Fan
BlackRock Investment Management LLC:
 Paul Whitehead
Greg Savage
Milliman Financial Risk Management
LLC:
 Jeff Greco
Maria Schiopu
Adam Schenck
Ruby Shi
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/2/16 through 12/31/23

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Standard Class
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund - Service Class
BlackRock U.S. Growth ETF Allocation Composite
Bloomberg U.S. Aggregate Bond Index
$20,000
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
5/2/16
12/31/23
$18,681
$15,391
$14,984
$10,857

This chart illustrates, hypothetically, that $10,000 was invested in LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund shares on 5/2/16 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,391 for the Standard Class shares and to $14,984 for the Service Class shares. For comparison, look at how the BlackRock U.S. Growth ETF Allocation Composite and Bloomberg U.S. Aggregate Bond Index did from 5/2/16 through 12/31/23. The same $10,000 investment would have increased to $18,681 and $10,857, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-1

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 12.35%
Five Years	+ 5.73%
Inception (5/2/16)	+ 5.79%
Service Class Shares
One Year	+ 11.96%
Five Years	+ 5.36%
Inception (5/2/16)	+ 5.42%
1. The BlackRock U.S. Growth ETF Allocation Composite is constructed as follows: 30% Bloomberg U.S. Aggregate Bond Index, 29% S&P 500® Index, 25% MSCI USA Minimum Volatility Index, 7% S&P MidCap 400® Index and 9% Russell 2000® Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
4. The iBoxx Liquid High Yield Coporate Bond Index is a rules-based index consisting of liquid U.S. dollar-denominated, high yield corporate bonds for sale in the United States.
5. The iBoxx Liquid Investment Grade Corporate Bond Index consists of liquid USD investment grade bonds, which provide a balanced representation of the USD denominated short duration investment grade corporate bond universe.
6. The ICE U.S. Treasury Core Bond Index is part of a series of indices intended to assess U.S. Treasury market. The Index is market value weighted, and is designed to include U.S. dollar denominated, fixed rate securities with minimum term to maturity greater than one year and less than or equal to thirty years.
7. The MSCI USA Index is designed to measure the performance of the large and mid cap segments of the US market. With 609 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in the US.
8. The MSCI Emerging Markets (EM) Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to large and mid cap equities across 24 Emerging Markets countries.
9. The MSCI EAFE Minimum Volatility (USD) Index aims to reflect the performance characteristics of a minimum variance strategy applied to the large and mid cap equity universe across Developed Markets countries around the world excluding the US and Canada.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-2

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,060.10	0.31%	$1.61
Service Class Shares	1,000.00	1,058.20	0.66%	3.42
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.31%	$1.58
Service Class Shares	1,000.00	1,021.90	0.66%	3.36

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies, including exchange-traded funds (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-3

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Investment Companies	99.88%
Equity Funds	68.07%
Fixed Income Funds	28.88%
Money Market Fund	2.93%
Total Investments	99.88%
Receivables and Other Assets Net of Liabilities	0.12%
Total Net Assets	100.00%
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-4

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES–99.88%
Equity Funds–68.07%
iShares Core S&P 500 ETF	358,880	$171,411,855
iShares Core S&P Mid-Cap ETF	151,039	41,860,459
iShares Edge MSCI Min Vol USA ETF	1,853,135	144,600,124
iShares Russell 2000 ETF	264,146	53,016,743
		410,889,181
Fixed Income Funds–28.88%
iShares Broad USD Investment Grade Corporate Bond ETF	573,332	29,388,999
iShares Core U.S. Aggregate Bond ETF	872,805	86,625,896
iShares Core U.S. Treasury Bond ETF	1,265,022	29,146,107
	Number of Shares	Value (U.S. $)
INVESTMENT COMPANIES (continued)
Fixed Income Funds (continued)
iShares MBS ETF	309,977	$29,162,636
		174,323,638
Money Market Fund–2.93%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	17,713,136	17,713,136
		17,713,136
Total Investment Companies (Cost $440,553,687)		602,925,955

TOTAL INVESTMENTS–99.88% (Cost $440,553,687)	602,925,955
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.12%	704,266
NET ASSETS APPLICABLE TO 48,162,836 SHARES OUTSTANDING–100.00%	$603,630,221
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND STANDARD CLASS ($23,353,933 / 1,859,861 Shares)	$12.557
NET ASSET VALUE PER SHARE–LVIP BLACKROCK U.S. GROWTH ETF ALLOCATION MANAGED RISK FUND SERVICE CLASS ($580,276,288 / 46,302,975 Shares)	$12.532
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$555,860,821
Distributable earnings/(accumulated loss)	47,769,400
TOTAL NET ASSETS	$603,630,221

★Includes $1,019,600 cash collateral held at broker for futures contracts, $1,789,953 payable for securities purchased, $143,040 payable for fund shares redeemed, $19,966 other accrued expenses payable, $307,985 due to manager and affiliates, $107,860 variation margin due to broker on futures contracts, $22,140 payable for audit fee and $16,456 payable for fund accounting fee as of December 31, 2023.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-5

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
25	E-mini Russell 2000 Index	$2,559,625	$2,377,709	3/15/24	$181,916	$—
56	E-mini S&P 500 Index	13,496,000	13,048,092	3/15/24	447,908	—
13	E-mini S&P MidCap 400 Index	3,652,350	3,458,889	3/15/24	193,461	—
Total Futures Contracts					$823,285	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ETF–Exchange-Traded Fund
MBS–Mortgage-Backed Security
MSCI–Morgan Stanley Capital International
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-6

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$13,028,851
EXPENSES:
Distribution fees-Service Class	1,950,481
Management fees	1,447,310
Shareholder servicing fees	167,888
Accounting and administration expenses	104,560
Professional fees	47,267
Trustees’ fees and expenses	21,233
Custodian fees	20,747
Reports and statements to shareholders	12,494
Consulting fees	5,455
Pricing fees	270
Other	17,314
3,795,019
Less:
Management fees waived	(28,946)
Total operating expenses	3,766,073
NET INVESTMENT INCOME	9,262,778
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	8,529,812
Futures contracts	(7,192,017)
Net realized gain	1,337,795
Net change in unrealized appreciation (depreciation) of:
Investments	55,530,875
Futures contracts	(272,796)
Net change in unrealized appreciation (depreciation)	55,258,079
NET REALIZED AND UNREALIZED GAIN	56,595,874
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$65,858,652
See accompanying notes, which are an integral part of the financial statements.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,262,778	$6,699,386
Net realized gain (loss)	1,337,795	(16,654,867)
Net change in unrealized appreciation (depreciation)	55,258,079	(108,079,207)
Net increase (decrease) in net assets resulting from operations	65,858,652	(118,034,688)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(432,766)	(949,086)
Service Class	(8,890,903)	(24,447,549)
	(9,323,669)	(25,396,635)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	3,099,243	8,521,236
Service Class	24,863,109	37,246,716
Reinvestment of dividends and distributions:
Standard Class	432,766	949,086
Service Class	8,890,903	24,447,549
	37,286,021	71,164,587
Cost of shares redeemed:
Standard Class	(2,892,104)	(6,257,854)
Service Class	(58,891,412)	(59,806,490)
	(61,783,516)	(66,064,344)
Increase (decrease) in net assets derived from capital share transactions	(24,497,495)	5,100,243
NET INCREASE (DECREASE) IN NET ASSETS	32,037,488	(138,331,080)
NET ASSETS:
Beginning of year	571,592,733	709,923,813
End of year	$603,630,221	$571,592,733
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-7

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.387	$14.317	$13.260	$13.008	$11.225
Income (loss) from investment operations:
Net investment income[1]	0.229	0.179	0.144	0.196	0.240
Net realized and unrealized gain (loss)	1.179	(2.546)	1.773	0.237	1.874
Total from investment operations	1.408	(2.367)	1.917	0.433	2.114
Less dividends and distributions from:
Net investment income	(0.238)	(0.175)	(0.176)	(0.181)	(0.207)
Net realized gain	—	(0.388)	(0.684)	—	(0.124)
Total dividends and distributions	(0.238)	(0.563)	(0.860)	(0.181)	(0.331)
Net asset value, end of period	$12.557	$11.387	$14.317	$13.260	$13.008
Total return[2]	12.35%	(16.51% )	14.66%	3.34%	18.90%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$23,354	$20,600	$22,196	$16,664	$11,864
Ratio of expenses to average net assets[3]	0.31%	0.31%	0.30%	0.31%	0.32%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.32%	0.32%	0.31%	0.31%	0.32%
Ratio of net investment income to average net assets	1.94%	1.44%	1.03%	1.55%	1.94%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.93%	1.43%	1.02%	1.55%	1.94%
Portfolio turnover	5%	7%	6%	20%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-8

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.367	$14.291	$13.241	$12.993	$11.221
Income (loss) from investment operations:
Net investment income[1]	0.187	0.135	0.094	0.151	0.196
Net realized and unrealized gain (loss)	1.173	(2.539)	1.768	0.235	1.872
Total from investment operations	1.360	(2.404)	1.862	0.386	2.068
Less dividends and distributions from:
Net investment income	(0.195)	(0.132)	(0.128)	(0.138)	(0.172)
Net realized gain	—	(0.388)	(0.684)	—	(0.124)
Total dividends and distributions	(0.195)	(0.520)	(0.812)	(0.138)	(0.296)
Net asset value, end of period	$12.532	$11.367	$14.291	$13.241	$12.993
Total return[2]	11.96%	(16.81% )	14.26%	2.98%	18.48%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$580,276	$550,993	$687,727	$631,897	$544,415
Ratio of expenses to average net assets[3]	0.66%	0.66%	0.65%	0.66%	0.67%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.67%	0.67%	0.66%	0.66%	0.67%
Ratio of net investment income to average net assets	1.59%	1.09%	0.68%	1.20%	1.59%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.58%	1.08%	0.67%	1.20%	1.59%
Portfolio turnover	5%	7%	6%	20%	3%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-9

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in iShares Exchange-Traded Funds (“Underlying ETFs”) or financial instruments that provide exposure to such Underlying ETFs (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to company investments, the Fund may invest in individual securities, such as money market instruments, and employs an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek a balance between current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation –ETFs, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. ETFs traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value. The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-10

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
2. Management Fees and Other Transactions With Affiliates
Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds.
BlackRock Investment Management LLC (“BlackRock”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays BlackRock a fee based on the Fund’s average daily net assets.
Milliman Financial Risk Management LLC (“Milliman”) is responsible for managing the Fund’s managed risk strategy. For these services, LFI, not the Fund, pays Milliman a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$46,800
Legal	7,661
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,909 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$123,587
Distribution fees payable to LFD	169,769
Shareholder servicing fees payable to Lincoln Life	14,629
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$27,265,275
Sales	53,865,127
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-11

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$448,162,231
Aggregate unrealized appreciation of investments and derivatives	$171,667,332
Aggregate unrealized depreciation of investments and derivatives	(16,903,608)
Net unrealized appreciation of investments and derivatives	$154,763,724
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Investment Companies	$602,925,955	$—	$—	$602,925,955
Derivatives:
Assets:
Futures Contracts	$823,285	$—	$—	$823,285
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and straddles.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$9,323,669	$22,118,488
Long-term capital gains	—	3,278,147
Total	$9,323,669	$25,396,635
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-12

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$25,257
Capital loss carryforward	(13,235,698)
Other temporary differences	(93,783,883)
Net unrealized appreciation	154,763,724
Distributable earnings/(accumulated loss)	$47,769,400
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2	$(2)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Long-Term	Total
$13,235,698	$13,235,698
In 2023, the Fund utilized $10,964,292 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	261,900	660,670
Service Class	2,110,283	3,008,995
Shares reinvested:
Standard Class	34,350	82,966
Service Class	707,141	2,143,362
	3,113,674	5,895,993
Shares redeemed:
Standard Class	(245,417)	(484,951)
Service Class	(4,986,252)	(4,805,023)
	(5,231,669)	(5,289,974)
Net increase (decrease)	(2,117,995)	606,019
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-13

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$823,285	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(7,192,017)	$(272,796)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$15,134,320	$11,805,704
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-14

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund–16

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”)of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a risk management strategy using up to 20% of the Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of the Fund’s net assets are invested by BlackRock Investment Management, LLC (“BlackRock”) in underlying funds (the “Underlying Sleeve”).  The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts.  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three- and five-year periods ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-17

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Risk-Management Sleeve to Milliman Financial Risk Management LLC (“Milliman”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, and monitoring of the implementation of the risk management overlay model.  The Board concluded that LFI had appropriately reviewed and monitored Milliman’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Fund’s Underlying Sleeve to an unaffiliated subadviser responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  The Board considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the net expense ratio (including AFFE) of the Morningstar peer group median.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Risk-Management Sleeve - Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LFI management dedicated to analysis of the Risk-Management Sleeve.  The Board concluded that the services provided by Milliman were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for Milliman.  The Board considered that LFI compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Fund such as favorable publicity in relevant markets.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-18

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund
Other Fund Information (unaudited) (continued)
Underlying Sleeve – Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and BlackRock on behalf of the Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement.  The Board reviewed the services provided by BlackRock, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board considered that the subadviser manages the Underlying Fund Sleeve of the Fund.  The Board reviewed the performance of the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve, to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the BlackRock U.S. Growth ETF Allocation Index.  The Board concluded that the services provided by BlackRock to the Fund were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund’s subadvisory fee schedule, which contains a breakpoint, and noted BlackRock’s statement that it advised no comparable registered funds using the same strategy with the same benchmark by the same portfolio management team.  The Board considered that LFI compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LFI and BlackRock, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board noted that the subadvisory fee schedules were negotiated between LFI and BlackRock, an unaffiliated third party, and that LFI compensates BlackRock from its fees.  The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provide potential scale-related benefits, and increase analyst coverage and sales of BlackRock proprietary products. The Board also noted that BlackRock stated that it receives a unitary management fee from the underlying BlackRock sponsored funds in which the Fund invests and the subadvisory fee.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP BlackRock U.S. Growth ETF Allocation Managed Risk Fund-24

LVIP Blended Large Cap Growth Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Blended Large Cap Growth Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Large Cap Growth Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Goldman Sachs Asset Management, L.P.
AllianceBernstein LP
Schroder Investment Management
North America Inc.
The Fund returned 34.15% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 1000® Growth Index1, returned 42.68%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index4 returned 26.3% during 2023, while the Nasdaq® Composite Index5 returned 44.6% over that same period. As measured by the CBOE Volatility Index6 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
This Fund invests predominantly in large cap stocks.  The Fund has exposure to both growth and quality factors through allocations to multiple strategies, with the resulting portfolio having a bias toward quality growth stocks.  During calendar year 2023, exposure to quality-oriented equities generally detracted from relative returns amid sharp market index appreciation.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay reduced Fund volatility but had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Goldman Sachs Asset Management, L.P.:
 Osman Ali
Len Ioffe
Dennis Walsh
Takashi Suwabe
AllianceBernstein LP:
 Frank Caruso
John H. Fogarty
Vinay Thapar
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Blended Large Cap Growth Managed Volatility Fund - Standard Class
Russell 1000® Growth Index
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
12/31/13
12/31/23
$39,972
$24,287

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $24,287. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $39,972. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot
LVIP Blended Large Cap Growth Managed Volatility Fund-1

LVIP Blended Large Cap Growth Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 34.15%
Five Years	+ 13.82%
Ten Years	+ 9.28%
Service Class Shares
One Year	+ 33.81%
Five Years	+ 13.53%
Ten Years	+ 9.01%
1. The Russell 1000® Growth Index measures the performance of those Russell 1000® companies with higher price-to-book ratios and higher forecasted growth values.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
5. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
6. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
LVIP Blended Large Cap Growth Managed Volatility Fund-2

LVIP Blended Large Cap Growth Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,092.80	0.68%	$3.59
Service Class Shares	1,000.00	1,091.50	0.93%	4.90
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.90	0.68%	$3.47
Service Class Shares	1,000.00	1,020.60	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Blended Large Cap Growth Managed Volatility Fund-3

LVIP Blended Large Cap Growth Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	91.95%
Aerospace & Defense	0.70%
Air Freight & Logistics	0.12%
Auto Components	0.17%
Automobiles	1.70%
Beverages	1.97%
Biotechnology	2.57%
Building Products	0.23%
Capital Markets	0.61%
Chemicals	1.06%
Commercial Services & Supplies	1.03%
Communications Equipment	2.07%
Diversified Consumer Services	0.18%
Diversified Financial Services	3.69%
Diversified Telecommunication Services	0.05%
Electrical Equipment	0.67%
Electronic Equipment, Instruments & Components	0.27%
Entertainment	1.69%
Food & Staples Retailing	2.23%
Health Care Equipment & Supplies	3.13%
Health Care Providers & Services	3.12%
Health Care Technology	1.17%
Hotel & Resort REITs	0.23%
Hotels, Restaurants & Leisure	2.17%
Household Durables	0.02%
Household Products	0.42%
Industrial REITs	0.03%
Insurance	0.85%
Interactive Media & Services	8.54%
IT Services	0.36%
Life Sciences Tools & Services	1.64%
Machinery	0.73%
Media	0.13%
Multiline Retail	5.21%
Oil, Gas & Consumable Fuels	0.34%
Pharmaceuticals	3.10%
Professional Services	1.01%
Real Estate Management & Development	0.10%
Residential REITs	0.06%
Semiconductors & Semiconductor Equipment	7.72%
Software	18.99%
Specialty Retail	2.49%
Technology Hardware, Storage & Peripherals	6.86%
Textiles, Apparel & Luxury Goods	2.30%
Trading Companies & Distributors	0.22%
Rights	0.01%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	7.74%
Total Investments	99.70%
Receivables and Other Assets Net of Liabilities	0.30%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	10.51%
Apple, Inc.	6.10%
Amazon.com, Inc.	5.21%
NVIDIA Corp.	4.53%
Alphabet, Inc. Class C	4.34%
Visa, Inc. Class A	3.32%
UnitedHealth Group, Inc.	3.07%
Meta Platforms, Inc. Class A	2.72%
Costco Wholesale Corp.	2.23%
Monster Beverage Corp.	1.97%
Total	44.00%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Blended Large Cap Growth Managed Volatility Fund-4

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–91.95%
Aerospace & Defense–0.70%
†Axon Enterprise, Inc.	4,023	$1,039,262
Lockheed Martin Corp.	19,826	8,985,936
Northrop Grumman Corp.	3,089	1,446,084
		11,471,282
Air Freight & Logistics–0.12%
CH Robinson Worldwide, Inc.	22,042	1,904,208
		1,904,208
Auto Components–0.17%
Lear Corp.	19,804	2,796,523
		2,796,523
Automobiles–1.70%
Ferrari NV	15,356	5,196,931
†Tesla, Inc.	90,534	22,495,888
		27,692,819
Beverages–1.97%
†Monster Beverage Corp.	556,775	32,075,808
		32,075,808
Biotechnology–2.57%
AbbVie, Inc.	43,777	6,784,122
†Genmab AS ADR	142,873	4,549,076
†Natera, Inc.	27,713	1,735,942
†Neurocrine Biosciences, Inc.	11,861	1,562,806
†Sarepta Therapeutics, Inc.	9,154	882,720
†Vertex Pharmaceuticals, Inc.	64,571	26,273,294
		41,787,960
Building Products–0.23%
†Trex Co., Inc.	45,757	3,788,222
		3,788,222
Capital Markets–0.61%
Ameriprise Financial, Inc.	3,608	1,370,427
†Coinbase Global, Inc. Class A	5,481	953,255
Morningstar, Inc.	1,612	461,419
MSCI, Inc.	11,934	6,750,467
Northern Trust Corp.	4,093	345,367
		9,880,935
Chemicals–1.06%
Sherwin-Williams Co.	55,105	17,187,249
		17,187,249
Commercial Services & Supplies–1.03%
†Copart, Inc.	342,040	16,759,960
		16,759,960
Communications Equipment–2.07%
†Arista Networks, Inc.	93,159	21,939,876
Motorola Solutions, Inc.	37,427	11,718,019
		33,657,895
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–0.18%
†Grand Canyon Education, Inc.	12,751	$1,683,642
H&R Block, Inc.	25,535	1,235,128
		2,918,770
Diversified Financial Services–3.69%
Equitable Holdings, Inc.	61,959	2,063,235
Mastercard, Inc. Class A	9,427	4,020,710
Visa, Inc. Class A	207,539	54,032,778
		60,116,723
Diversified Telecommunication Services–0.05%
Iridium Communications, Inc.	19,278	793,482
		793,482
Electrical Equipment–0.67%
AMETEK, Inc.	28,392	4,681,557
nVent Electric PLC	9,614	568,091
Rockwell Automation, Inc.	18,120	5,625,898
		10,875,546
Electronic Equipment, Instruments & Components–0.27%
Amphenol Corp. Class A	31,346	3,107,329
Cognex Corp.	29,467	1,229,953
		4,337,282
Entertainment–1.69%
†Netflix, Inc.	53,112	25,859,171
†Spotify Technology SA	9,205	1,729,711
		27,588,882
Food & Staples Retailing–2.23%
Costco Wholesale Corp.	55,024	36,320,242
		36,320,242
Health Care Equipment & Supplies–3.13%
†Align Technology, Inc.	11,682	3,200,868
†Edwards Lifesciences Corp.	150,300	11,460,375
†IDEXX Laboratories, Inc.	26,277	14,585,049
†Intuitive Surgical, Inc.	64,305	21,693,935
		50,940,227
Health Care Providers & Services–3.12%
Chemed Corp.	1,421	830,930
UnitedHealth Group, Inc.	94,843	49,931,994
		50,762,924
Health Care Technology–1.17%
†Veeva Systems, Inc. Class A	98,526	18,968,226
		18,968,226
Hotel & Resort REITs–0.23%
Host Hotels & Resorts, Inc.	189,778	3,694,978
		3,694,978
LVIP Blended Large Cap Growth Managed Volatility Fund-5

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure–2.17%
†Airbnb, Inc. Class A	52,457	$7,141,496
†Chipotle Mexican Grill, Inc.	7,956	18,195,054
†DraftKings, Inc. Class A	36,056	1,270,974
Las Vegas Sands Corp.	123,369	6,070,988
Wingstop, Inc.	1,331	341,508
Wynn Resorts Ltd.	25,057	2,282,943
		35,302,963
Household Durables–0.02%
DR Horton, Inc.	2,668	405,483
		405,483
Household Products–0.42%
Kimberly-Clark Corp.	55,872	6,789,007
		6,789,007
Industrial REITs–0.03%
Rexford Industrial Realty, Inc.	9,661	541,982
		541,982
Insurance–0.85%
Kinsale Capital Group, Inc.	17,004	5,694,810
Progressive Corp.	51,375	8,183,010
		13,877,820
Interactive Media & Services–8.54%
†Alphabet, Inc. Class A	171,399	23,942,726
†Alphabet, Inc. Class C	501,532	70,680,905
†Meta Platforms, Inc. Class A	125,083	44,274,379
		138,898,010
IT Services–0.36%
†EPAM Systems, Inc.	11,425	3,397,110
†Okta, Inc.	16,538	1,497,185
†Snowflake, Inc. Class A	5,092	1,013,308
		5,907,603
Life Sciences Tools & Services–1.64%
Agilent Technologies, Inc.	27,063	3,762,569
Bruker Corp.	62,029	4,557,891
†Medpace Holdings, Inc.	14,128	4,330,656
†Mettler-Toledo International, Inc.	7,574	9,186,959
†Sotera Health Co.	21,560	363,286
†Waters Corp.	13,507	4,446,909
		26,648,270
Machinery–0.73%
Otis Worldwide Corp.	104,655	9,363,483
Parker-Hannifin Corp.	5,436	2,504,365
		11,867,848
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media–0.13%
†Trade Desk, Inc. Class A	28,469	$2,048,629
		2,048,629
Multiline Retail–5.21%
†Amazon.com, Inc.	557,519	84,709,437
		84,709,437
Oil, Gas & Consumable Fuels–0.34%
Cheniere Energy, Inc.	32,373	5,526,395
		5,526,395
Pharmaceuticals–3.10%
Eli Lilly & Co.	45,822	26,710,560
Zoetis, Inc.	120,169	23,717,756
		50,428,316
Professional Services–1.01%
Equifax, Inc.	9,398	2,324,031
†FTI Consulting, Inc.	5,370	1,069,436
Paycom Software, Inc.	27,978	5,783,612
Verisk Analytics, Inc.	30,238	7,222,649
		16,399,728
Real Estate Management & Development–0.10%
†CoStar Group, Inc.	18,901	1,651,758
		1,651,758
Residential REITs–0.06%
American Homes 4 Rent Class A	27,659	994,618
		994,618
Semiconductors & Semiconductor Equipment–7.72%
Applied Materials, Inc.	34,764	5,634,201
ASML Holding NV	6,816	5,159,167
Broadcom, Inc.	12,386	13,825,873
Entegris, Inc.	26,341	3,156,179
KLA Corp.	1,948	1,132,372
NVIDIA Corp.	148,738	73,658,032
QUALCOMM, Inc.	116,850	16,900,015
Texas Instruments, Inc.	35,634	6,074,172
		125,540,011
Software–18.99%
†Adobe, Inc.	32,931	19,646,635
†Autodesk, Inc.	12,083	2,941,969
†Cadence Design Systems, Inc.	21,331	5,809,924
†Crowdstrike Holdings, Inc. Class A	55,847	14,258,856
†Dropbox, Inc. Class A	191,498	5,645,361
†Fair Isaac Corp.	1,397	1,626,122
†Fortinet, Inc.	311,140	18,211,024
Intuit, Inc.	18,586	11,616,808
†Manhattan Associates, Inc.	23,555	5,071,863
LVIP Blended Large Cap Growth Managed Volatility Fund-6

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
Microsoft Corp.	454,580	$170,940,263
Oracle Corp.	2,622	276,437
Roper Technologies, Inc.	25,487	13,894,748
†Salesforce, Inc.	45,460	11,962,344
†ServiceNow, Inc.	22,396	15,822,550
†Smartsheet, Inc. Class A	18,430	881,323
†Synopsys, Inc.	10,626	5,471,434
†Tyler Technologies, Inc.	6,732	2,814,784
†Zscaler, Inc.	9,154	2,028,160
		308,920,605
Specialty Retail–2.49%
†Burlington Stores, Inc.	26,246	5,104,322
†Five Below, Inc.	16,332	3,481,329
Home Depot, Inc.	57,789	20,026,778
Ross Stores, Inc.	54,866	7,592,906
Tractor Supply Co.	20,372	4,380,591
		40,585,926
Technology Hardware, Storage & Peripherals–6.86%
Apple, Inc.	515,608	99,270,008
Dell Technologies, Inc. Class C	82,088	6,279,732
Hewlett Packard Enterprise Co.	341,826	5,804,206
†Super Micro Computer, Inc.	1,017	289,092
		111,643,038
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–2.30%
†Deckers Outdoor Corp.	9,046	$6,046,618
†Lululemon Athletica, Inc.	42,410	21,683,809
NIKE, Inc. Class B	89,095	9,673,044
		37,403,471
Trading Companies & Distributors–0.22%
Ferguson PLC	18,350	3,542,834
		3,542,834
Total Common Stock (Cost $920,108,432)		1,495,953,895
RIGHTS–0.01%
=†Contra Abiomed, Inc.	11,753	183,464
Total Rights (Cost $11,988)		183,464

MONEY MARKET FUND–7.74%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	125,827,239	125,827,239
Total Money Market Fund (Cost $125,827,239)		125,827,239

TOTAL INVESTMENTS–99.70% (Cost $1,045,947,659)	1,621,964,598
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.30%	4,960,864
NET ASSETS APPLICABLE TO 37,042,395 SHARES OUTSTANDING–100.00%	$1,626,925,462
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND STANDARD CLASS ($271,190,344 / 5,992,242 Shares)	$45.257
NET ASSET VALUE PER SHARE–LVIP BLENDED LARGE CAP GROWTH MANAGED VOLATILITY FUND SERVICE CLASS ($1,355,735,118 / 31,050,153 Shares)	$43.663
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,067,889,095
Distributable earnings/(accumulated loss)	559,036,367
TOTAL NET ASSETS	$1,626,925,462

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".

★Includes $5,057,357 cash collateral held at broker for futures contracts, $721,344 payable for securities purchased, $284,669 payable for fund shares redeemed, $22,969 other accrued expenses payable, $1,153,285 due to manager and affiliates, $258,428 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $54,921 payable for fund accounting fee as of December 31, 2023.

LVIP Blended Large Cap Growth Managed Volatility Fund-7

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
10	E-mini Russell 2000 Index	$1,023,850	$939,823	3/15/24	$84,027	$—
379	E-mini S&P 500 Index	91,339,000	87,649,051	3/15/24	3,689,949	—
4	E-mini S&P MidCap 400 Index	1,123,800	1,054,366	3/15/24	69,434	—
Total Futures Contracts					$3,843,410	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
IT–Information Technology
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund-8

LVIP Blended Large Cap Growth Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$16,517,262
Foreign taxes withheld	(21,536)
16,495,726
EXPENSES:
Management fees	10,815,968
Distribution fees-Service Class	3,154,304
Shareholder servicing fees	437,733
Accounting and administration expenses	302,050
Professional fees	76,951
Trustees’ fees and expenses	54,758
Reports and statements to shareholders	43,121
Custodian fees	18,387
Consulting fees	6,169
Pricing fees	2,889
Other	56,454
14,968,784
Less:
Management fees waived	(1,584,424)
Total operating expenses	13,384,360
NET INVESTMENT INCOME	3,111,366
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	55,688,906
Futures contracts	(1,001,303)
Net realized gain	54,687,603
Net change in unrealized appreciation (depreciation) of:
Investments	381,552,196
Foreign currencies	257
Futures contracts	511,609
Net change in unrealized appreciation (depreciation)	382,064,062
NET REALIZED AND UNREALIZED GAIN	436,751,665
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$439,863,031
See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Large Cap Growth Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$3,111,366	$(796,692)
Net realized gain (loss)	54,687,603	(66,987,727)
Net change in unrealized appreciation (depreciation)	382,064,062	(431,814,178)
Net increase (decrease) in net assets resulting from operations	439,863,031	(499,598,597)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(996,201)	(34,662,004)
Service Class	(2,018,674)	(180,209,912)
	(3,014,875)	(214,871,916)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,858,513	3,522,835
Service Class	65,832,367	144,937,257
Reinvestment of dividends and distributions:
Standard Class	996,201	34,662,004
Service Class	2,018,674	180,209,912
	74,705,755	363,332,008
Cost of shares redeemed:
Standard Class	(27,908,158)	(24,959,627)
Service Class	(227,453,039)	(100,848,691)
	(255,361,197)	(125,808,318)
Increase (decrease) in net assets derived from capital share transactions	(180,655,442)	237,523,690
NET INCREASE (DECREASE) IN NET ASSETS	256,192,714	(476,946,823)
NET ASSETS:
Beginning of year	1,370,732,748	1,847,679,571
End of year	$1,626,925,462	$1,370,732,748
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund-9

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[2]	12/31/19
Net asset value, beginning of period	$33.861	$54.396	$45.414	$37.333	$32.690
Income (loss) from investment operations:
Net investment income (loss)[3]	0.164	0.065	(0.026)	0.142	0.264
Net realized and unrealized gain (loss)	11.399	(14.498)	14.057	8.747	6.137
Total from investment operations	11.563	(14.433)	14.031	8.889	6.401
Less dividends and distributions from:
Net investment income	(0.167)	—	—	(0.151)	(0.244)
Net realized gain	—	(6.102)	(5.049)	(0.657)	(1.514)
Total dividends and distributions	(0.167)	(6.102)	(5.049)	(0.808)	(1.758)
Net asset value, end of period	$45.257	$33.861	$54.396	$45.414	$37.333
Total return[4]	34.15%	(26.73% )	30.86%	23.82%	19.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$271,190	$221,031	$328,574	$277,685	$250,538
Ratio of expenses to average net assets	0.67%	0.68%	0.68%	0.70%	0.70%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.78%	0.79%	0.78%	0.79%	0.79%
Ratio of net investment income (loss) to average net assets	0.42%	0.15%	(0.05% )	0.36%	0.75%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.31%	0.04%	(0.15% )	0.27%	0.66%
Portfolio turnover	118%	122%	156%	147%	126%

[1]	Effective April 1, 2021, AllianceBernstein was added as a sub-adviser to the Fund.
[2]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund-10

LVIP Blended Large Cap Growth Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Large Cap Growth Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[2]	12/31/19
Net asset value, beginning of period	$32.678	$52.909	$44.388	$36.520	$32.024
Income (loss) from investment operations:
Net investment income (loss)[3]	0.063	(0.038)	(0.153)	0.042	0.172
Net realized and unrealized gain (loss)	10.987	(14.091)	13.723	8.540	6.002
Total from investment operations	11.050	(14.129)	13.570	8.582	6.174
Less dividends and distributions from:
Net investment income	(0.065)	—	—	(0.057)	(0.164)
Net realized gain	—	(6.102)	(5.049)	(0.657)	(1.514)
Total dividends and distributions	(0.065)	(6.102)	(5.049)	(0.714)	(1.678)
Net asset value, end of period	$43.663	$32.678	$52.909	$44.388	$36.520
Total return[4]	33.81%	(26.92% )	30.53%	23.51%	19.64%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,355,735	$1,149,701	$1,519,106	$1,269,461	$980,543
Ratio of expenses to average net assets	0.92%	0.93%	0.93%	0.95%	0.95%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.03%	1.04%	1.03%	1.04%	1.04%
Ratio of net investment income (loss) to average net assets	0.17%	(0.10% )	(0.30% )	0.11%	0.50%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.06%	(0.21% )	(0.40% )	0.02%	0.41%
Portfolio turnover	118%	122%	156%	147%	126%

[1]	Effective April 1, 2021, AllianceBernstein was added as a sub-adviser to the Fund.
[2]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund-11

LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a non-diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term growth of capital in a manner consistent with the preservation of capital.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
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LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $652 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund’s average daily net assets; and 0.70% of the Fund’s average daily net assets in excess of $500 million.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.155% on the first $100 million of average daily net assets of the Fund; 0.105% on the next $400 million; 0.100% on the next $1.5 billion; and 0.085% on the excess of $2 billion of average daily net assets of the Fund.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
AllianceBernstein LP (“AllianceBernstein”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays AllianceBernstein a fee based on AllianceBernstein’s managed portion of the Fund’s average daily net assets.
Goldman Sachs Asset Management, L.P. (“GSAM”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays GSAM a fee based on GSAM’s managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$120,844
Legal	19,796
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,146 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
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LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$830,687
Distribution fees payable to LFD	283,167
Shareholder servicing fees payable to Lincoln Life	39,431
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$1,617,053,153
Sales	1,747,909,644
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,062,622,973
Aggregate unrealized appreciation of investments and derivatives	$570,671,786
Aggregate unrealized depreciation of investments and derivatives	(11,330,162)
Net unrealized appreciation of investments and derivatives	$559,341,624
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
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LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,495,953,895	$—	$—	$1,495,953,895
Rights	—	—	183,464	183,464
Money Market Fund	125,827,239	—	—	125,827,239
Total Investments	$1,621,781,134	$—	$183,464	$1,621,964,598
Derivatives:

Assets:
Futures Contracts	$3,843,410	$—	$—	$3,843,410
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$3,014,875	$1,007,620
Long-term capital gains	—	213,864,296
Total	$3,014,875	$214,871,916
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$141,642
Capital loss carryforward	(446,899)
Net unrealized appreciation	559,341,624
Distributable earnings/(accumulated loss)	$559,036,367
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2	$(2)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$446,899	$446,899
In 2023, the Fund utilized $47,137,149 of capital loss carryforwards.
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LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	143,774	82,006
Service Class	1,728,039	3,517,524
Shares reinvested:
Standard Class	21,957	1,005,541
Service Class	46,116	5,413,335
	1,939,886	10,018,406
Shares redeemed:
Standard Class	(701,175)	(600,262)
Service Class	(5,906,577)	(2,460,052)
	(6,607,752)	(3,060,314)
Net increase (decrease)	(4,667,866)	6,958,092
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$3,843,410	Receivables and other assets net of liabilities	$—
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LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(1,001,303)	$511,609
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$70,693,042	$35,173,220
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
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LVIP Blended Large Cap Growth Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Large Cap Growth Managed Volatility Fund-18

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Large Cap Growth Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Large Cap Growth Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
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LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Large Cap Growth Managed Volatility Fund-20

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024. The Board noted that the net investment management fee, giving effect to the advisory fee waiver, was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the advisory fee waiver, was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP Blended Large Cap Growth Managed Volatility Fund-21

LVIP Blended Large Cap Growth Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Goldman Sachs Asset Management, L.P. (“GSAM”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by GSAM under the subadvisory agreement. The Board reviewed the services provided by GSAM, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of GSAM. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the sub-advisory agreement between LFI and AllianceBernstein (“AB”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by AB under the sub-advisory agreement. The Board reviewed the services provided by AB, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of AB. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers each manage a portion of the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Growth funds category and the Russell 1000 Growth Total Return USD Index. The Board considered that GSAM had subadvised the Fund since May of 2017 and that AB had subadvised the Fund since April of 2021. The Board concluded that the services provided by the subadvisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for GSAM, which contains breakpoints, and noted GSAM’s statement that it advised no comparable registered funds using the same strategy. The Board also reviewed the subadvisory fee schedule for AB, which contains breakpoints, and fees charged to another client with a similar strategy. The Board considered that LFI compensates GSAM and AB from its fees and that the subadvisory fee schedules were negotiated between LFI and GSAM and AB, respectively, which are unaffiliated with LFI. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Underlying Sleeve subadvised by GSAM, the Board considered information regarding GSAM’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by GSAM as to any additional benefits it receives and noted GSAM’s statement that it may receive improved trading efficiencies resulting from aggregated orders with other accounts and that an affiliated broker may receive commissions for executing certain trades for the Fund and potential economies of scale.
For the Underlying Sleeve subadvised by AB, the Board considered information regarding AB’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by AB as to any additional benefits it receives and noted AB’s statement that it identified no fall-out benefits from its relationship to the Fund and that it obtains research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Large Cap Growth Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Blended Large Cap Growth Managed Volatility Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Blended Large Cap Growth Managed Volatility Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Blended Large Cap Growth Managed Volatility Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Blended Large Cap Growth Managed Volatility Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Large Cap Growth Managed Volatility Fund-27

LVIP Blended Mid Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Blended Mid Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Blended Mid Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Massachusetts Financial Service Company
T. Rowe Price Associates, Inc.
Schroder Investment Management North America Inc.
The Fund returned 17.75% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell Midcap® Growth Index1, returned 25.87%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index5 returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index7 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
This Fund invests predominantly in mid cap growth stocks that are high quality and/or offer above average growth potential.  During calendar year 2023, exposure to quality-oriented equities generally detracted from relative returns amid sharp market index appreciation.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. Amid elevated volatility during the market downturns, the risk management overlay put on hedge positions and reduced volatility of the Fund. Due to the subsequent market recovery, it had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Massachusetts Financial Service
Company:
 Eric Fischman
Eric Braz
T. Rowe Price Associates, Inc.:
 Donald J. Peters
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Blended Mid Cap Managed Volatility Fund - Standard Class
Russell Midcap® Growth Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$27,313
$18,612

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Blended Mid Cap Managed Volatility Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,612. For comparison, look at how the Russell Midcap® Growth Index did over the same period. The same $10,000 investment would have increased to $27,313. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Blended Mid Cap Managed Volatility Fund-1

LVIP Blended Mid Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.75%
Five Years	+ 10.22%
Ten Years	+ 6.41%
Service Class Shares
One Year	+ 17.46%
Five Years	+ 9.94%
Ten Years	+ 6.14%
1. The Russell Midcap® Growth Index measures the performance of those Russell Midcap companies with higher price-to-book ratios and higher forecasted growth values.
2.The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3.The Bloomberg U.S. Treasury Index measures U.S. dollar-denominated, fixed-rate, nominal debt issued by the U.S. Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The U.S. Treasury Index is a component of the U.S. Aggregate, U.S. Universal, Global Aggregate and Global Treasury Indices. The U.S. Treasury Index has history back to January 1, 1973.
4.The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Nasdaq® Composite index  is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7.The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8. The MSCI EAFE Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Blended Mid Cap Managed Volatility Fund-2

LVIP Blended Mid Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,048.60	0.72%	$3.72
Service Class Shares	1,000.00	1,047.20	0.97%	5.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.72%	$3.67
Service Class Shares	1,000.00	1,020.30	0.97%	4.94

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Blended Mid Cap Managed Volatility Fund-3

LVIP Blended Mid Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	94.90%
Aerospace & Defense	2.59%
Airlines	0.04%
Banks	0.23%
Beverages	0.50%
Biotechnology	2.34%
Building Products	1.26%
Capital Markets	4.84%
Chemicals	0.31%
Commercial Services & Supplies	3.72%
Communications Equipment	0.55%
Construction & Engineering	0.66%
Construction Materials	1.52%
Containers & Packaging	0.05%
Distributors	0.26%
Diversified Consumer Services	0.85%
Diversified Financial Services	2.09%
Diversified Telecommunication Services	0.00%
Electrical Equipment	3.21%
Electronic Equipment, Instruments & Components	1.62%
Energy Equipment & Services	0.43%
Entertainment	3.15%
Food & Staples Retailing	0.33%
Food Products	0.07%
Health Care Equipment & Supplies	5.38%
Health Care Providers & Services	1.93%
Health Care Technology	1.02%
Hotels, Restaurants & Leisure	5.62%
Household Durables	0.26%
Household Products	0.71%
Independent Power and Renewable Electricity Producers	0.07%
Industrial REITs	0.05%
Insurance	2.59%
Interactive Media & Services	0.72%
IT Services	2.85%
Life Sciences Tools & Services	5.63%
Machinery	1.57%
Media	0.72%
Metals & Mining	0.06%
Multiline Retail	0.35%
Oil, Gas & Consumable Fuels	2.55%
Personal Products	0.31%
Professional Services	5.31%
Real Estate Management & Development	1.16%
Residential REITs	0.07%
Retail REITs	0.11%
Security Type/Sector	Percentage of Net Assets
Road & Rail	0.79%
Semiconductors & Semiconductor Equipment	4.80%
Software	13.20%
Specialized REITs	0.44%
Specialty Retail	4.01%
Technology Hardware, Storage & Peripherals	0.21%
Textiles, Apparel & Luxury Goods	0.83%
Trading Companies & Distributors	0.96%
Convertible Preferred Stocks	0.42%
Warrant	0.00%
Money Market Fund	4.53%
Total Investments	99.85%
Receivables and Other Assets Net of Liabilities	0.15%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Monolithic Power Systems, Inc.	2.13%
Arthur J Gallagher & Co.	1.79%
Copart, Inc.	1.79%
Verisk Analytics, Inc.	1.78%
Gartner, Inc.	1.61%
MSCI, Inc.	1.61%
Cadence Design Systems, Inc.	1.42%
AMETEK, Inc.	1.40%
Dexcom, Inc.	1.34%
Vulcan Materials Co.	1.30%
Total	16.17%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Blended Mid Cap Managed Volatility Fund-4

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–94.90%
Aerospace & Defense–2.59%
†Axon Enterprise, Inc.	11,200	$2,893,296
BWX Technologies, Inc.	6,716	515,319
HEICO Corp.	8,600	1,538,282
Hexcel Corp.	40,075	2,955,531
Howmet Aerospace, Inc.	170,158	9,208,951
TransDigm Group, Inc.	3,943	3,988,739
		21,100,118
Airlines–0.04%
†United Airlines Holdings, Inc.	7,400	305,324
		305,324
Banks–0.23%
†NU Holdings Ltd. Class A	224,400	1,869,252
		1,869,252
Beverages–0.50%
Brown-Forman Corp. Class B	20,075	1,146,282
†Celsius Holdings, Inc.	38,900	2,120,828
Constellation Brands, Inc. Class A	3,200	773,600
		4,040,710
Biotechnology–2.34%
†Alnylam Pharmaceuticals, Inc.	13,631	2,609,110
†Apellis Pharmaceuticals, Inc.	15,121	905,143
†Argenx SE ADR	9,170	3,488,543
†Ascendis Pharma AS ADR	35,870	4,517,826
†BioNTech SE ADR	3,500	369,390
†Exact Sciences Corp.	15,400	1,139,292
†Genmab AS ADR	11,896	378,769
†Legend Biotech Corp. ADR	53,996	3,248,939
†Neurocrine Biosciences, Inc.	13,327	1,755,966
†Sarepta Therapeutics, Inc.	6,600	636,438
		19,049,416
Building Products–1.26%
Advanced Drainage Systems, Inc.	6,200	871,968
Allegion PLC	7,500	950,175
†AZEK Co., Inc.	104,020	3,978,765
Carrier Global Corp.	8,100	465,345
Fortune Brands Innovations, Inc.	6,978	531,305
Trane Technologies PLC	9,200	2,243,880
†Trex Co., Inc.	15,200	1,258,408
		10,299,846
Capital Markets–4.84%
ARES Management Corp. Class A	29,600	3,520,032
Blue Owl Capital, Inc.	39,000	581,100
Cboe Global Markets, Inc.	2,500	446,400
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
FactSet Research Systems, Inc.	12,556	$5,989,840
LPL Financial Holdings, Inc.	24,083	5,481,772
MarketAxess Holdings, Inc.	4,535	1,328,075
Morningstar, Inc.	23,163	6,630,177
MSCI, Inc.	23,135	13,086,313
Nasdaq, Inc.	24,348	1,415,592
Tradeweb Markets, Inc. Class A	10,735	975,597
		39,454,898
Chemicals–0.31%
CF Industries Holdings, Inc.	5,100	405,450
PPG Industries, Inc.	10,730	1,604,671
RPM International, Inc.	4,287	478,558
		2,488,679
Commercial Services & Supplies–3.72%
Cintas Corp.	9,950	5,996,467
†Clean Harbors, Inc.	9,300	1,622,943
†Copart, Inc.	297,094	14,557,606
GFL Environmental, Inc.	99,235	3,424,600
RB Global, Inc.	13,300	889,637
Republic Services, Inc.	7,400	1,220,334
Rollins, Inc.	11,848	517,402
Waste Connections, Inc.	13,713	2,046,940
		30,275,929
Communications Equipment–0.55%
†Arista Networks, Inc.	13,595	3,201,758
Motorola Solutions, Inc.	4,100	1,283,669
		4,485,427
Construction & Engineering–0.66%
Quanta Services, Inc.	20,027	4,321,827
Valmont Industries, Inc.	1,400	326,914
†WillScot Mobile Mini Holdings Corp.	16,900	752,050
		5,400,791
Construction Materials–1.52%
Martin Marietta Materials, Inc.	3,546	1,769,135
Vulcan Materials Co.	46,560	10,569,585
		12,338,720
Containers & Packaging–0.05%
Avery Dennison Corp.	2,000	404,320
		404,320
Distributors–0.26%
Pool Corp.	5,400	2,153,034
		2,153,034
LVIP Blended Mid Cap Managed Volatility Fund-5

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services–0.85%
†Bright Horizons Family Solutions, Inc.	62,072	$5,849,665
†Duolingo, Inc.	2,500	567,125
Service Corp. International	7,400	506,530
		6,923,320
Diversified Financial Services–2.09%
Apollo Global Management, Inc.	78,300	7,296,777
†Block, Inc.	22,200	1,717,170
†Euronet Worldwide, Inc.	5,200	527,748
†FleetCor Technologies, Inc.	21,222	5,997,549
†Toast, Inc. Class A	34,600	631,796
†WEX, Inc.	4,500	875,475
		17,046,515
Diversified Telecommunication Services–0.00%
=†πSocure, Inc.	5,095	31,844
		31,844
Electrical Equipment–3.21%
AMETEK, Inc.	69,103	11,394,394
Hubbell, Inc.	13,833	4,550,089
nVent Electric PLC	39,537	2,336,241
Rockwell Automation, Inc.	25,383	7,880,914
		26,161,638
Electronic Equipment, Instruments & Components–1.62%
Amphenol Corp. Class A	44,300	4,391,459
CDW Corp.	16,100	3,659,852
†Keysight Technologies, Inc.	2,819	448,475
Littelfuse, Inc.	14,305	3,827,446
TE Connectivity Ltd.	2,900	407,450
†Zebra Technologies Corp. Class A	1,700	464,661
		13,199,343
Energy Equipment & Services–0.43%
Halliburton Co.	67,550	2,441,933
Noble Corp. PLC	21,900	1,054,704
		3,496,637
Entertainment–3.15%
Electronic Arts, Inc.	12,182	1,666,620
Endeavor Group Holdings, Inc. Class A	19,900	472,227
†ROBLOX Corp. Class A	55,800	2,551,176
†Spotify Technology SA	52,987	9,956,787
†Take-Two Interactive Software, Inc.	61,405	9,883,135
Warner Music Group Corp. Class A	30,365	1,086,763
		25,616,708
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing–0.33%
†BJ's Wholesale Club Holdings, Inc.	7,000	$466,620
Casey's General Stores, Inc.	1,820	500,027
†Performance Food Group Co.	24,900	1,721,835
		2,688,482
Food Products–0.07%
Hershey Co.	2,900	540,676
		540,676
Health Care Equipment & Supplies–5.38%
†Align Technology, Inc.	4,850	1,328,900
†Dexcom, Inc.	88,017	10,922,029
†Envista Holdings Corp.	36,566	879,778
†Globus Medical, Inc. Class A	15,700	836,653
†IDEXX Laboratories, Inc.	17,956	9,966,478
†Inspire Medical Systems, Inc.	2,800	569,604
†Insulet Corp.	9,600	2,083,008
†Lantheus Holdings, Inc.	6,900	427,800
†Masimo Corp.	22,298	2,613,549
†Novocure Ltd.	15,100	225,443
†Penumbra, Inc.	6,200	1,559,548
ResMed, Inc.	16,700	2,872,734
†Shockwave Medical, Inc.	5,000	952,800
STERIS PLC	38,852	8,541,612
		43,779,936
Health Care Providers & Services–1.93%
†Acadia Healthcare Co., Inc.	5,583	434,134
†Agilon Health, Inc.	20,700	259,785
Cardinal Health, Inc.	20,400	2,056,320
Cencora, Inc.	32,100	6,592,698
Chemed Corp.	4,591	2,684,587
†Henry Schein, Inc.	14,917	1,129,366
†Molina Healthcare, Inc.	5,750	2,077,533
†Tenet Healthcare Corp.	6,600	498,762
		15,733,185
Health Care Technology–1.02%
†Veeva Systems, Inc. Class A	43,344	8,344,587
		8,344,587
Hotels, Restaurants & Leisure–5.62%
†Caesars Entertainment, Inc.	9,625	451,220
†Chipotle Mexican Grill, Inc.	2,333	5,335,478
Churchill Downs, Inc.	9,500	1,281,835
Darden Restaurants, Inc.	9,100	1,495,130
Domino's Pizza, Inc.	3,600	1,484,028
†DoorDash, Inc. Class A	31,500	3,115,035
†DraftKings, Inc. Class A	163,509	5,763,692
Hilton Worldwide Holdings, Inc.	24,000	4,370,160
Hyatt Hotels Corp. Class A	48,698	6,350,706
Las Vegas Sands Corp.	36,143	1,778,597
†MGM Resorts International	9,644	430,894
LVIP Blended Mid Cap Managed Volatility Fund-6

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Red Rock Resorts, Inc. Class A	52,493	$2,799,452
Restaurant Brands International, Inc.	7,723	603,398
†Royal Caribbean Cruises Ltd.	9,900	1,281,951
Vail Resorts, Inc.	1,400	298,858
Wingstop, Inc.	15,943	4,090,655
Wynn Resorts Ltd.	5,300	482,883
Yum! Brands, Inc.	33,300	4,350,978
		45,764,950
Household Durables–0.26%
†NVR, Inc.	307	2,149,138
		2,149,138
Household Products–0.71%
Church & Dwight Co., Inc.	61,140	5,781,398
		5,781,398
Independent Power and Renewable Electricity Producers–0.07%
Vistra Corp.	14,600	562,392
		562,392
Industrial REITs–0.05%
Rexford Industrial Realty, Inc.	7,800	437,580
		437,580
Insurance–2.59%
†Arch Capital Group Ltd.	34,000	2,525,180
Arthur J Gallagher & Co.	64,747	14,560,305
Globe Life, Inc.	4,100	499,052
Hartford Financial Services Group, Inc.	11,649	936,347
Kinsale Capital Group, Inc.	3,700	1,239,167
†Ryan Specialty Holdings, Inc.	31,800	1,368,036
		21,128,087
Interactive Media & Services–0.72%
†Bumble, Inc. Class A	26,515	390,831
†Match Group, Inc.	64,828	2,366,222
†Pinterest, Inc. Class A	83,800	3,103,952
		5,861,005
IT Services–2.85%
†Cloudflare, Inc. Class A	43,300	3,605,158
†EPAM Systems, Inc.	1,800	535,212
†Gartner, Inc.	29,144	13,147,150
†Globant SA	2,200	523,556
†GoDaddy, Inc. Class A	12,200	1,295,152
†MongoDB, Inc.	9,050	3,700,092
†VeriSign, Inc.	2,100	432,516
		23,238,836
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Life Sciences Tools & Services–5.63%
Agilent Technologies, Inc.	70,047	$9,738,634
†Bio-Rad Laboratories, Inc. Class A	1,500	484,335
Bio-Techne Corp.	22,166	1,710,329
Bruker Corp.	92,011	6,760,968
†Charles River Laboratories International, Inc.	1,800	425,520
†ICON PLC	25,952	7,346,233
†IQVIA Holdings, Inc.	21,300	4,928,394
†Mettler-Toledo International, Inc.	2,383	2,890,484
†Repligen Corp.	5,269	947,366
†Waters Corp.	5,649	1,859,820
West Pharmaceutical Services, Inc.	24,801	8,732,928
		45,825,011
Machinery–1.57%
Graco, Inc.	5,600	485,856
IDEX Corp.	2,100	455,931
Ingersoll Rand, Inc.	50,297	3,889,970
Otis Worldwide Corp.	6,000	536,820
†RBC Bearings, Inc.	1,600	455,824
Toro Co.	6,300	604,737
Westinghouse Air Brake Technologies Corp.	49,856	6,326,726
		12,755,864
Media–0.72%
Omnicom Group, Inc.	14,200	1,228,442
†Trade Desk, Inc. Class A	64,380	4,632,785
		5,861,227
Metals & Mining–0.06%
Steel Dynamics, Inc.	3,900	460,590
		460,590
Multiline Retail–0.35%
†Coupang, Inc.	136,300	2,206,697
†Ollie's Bargain Outlet Holdings, Inc.	8,000	607,120
		2,813,817
Oil, Gas & Consumable Fuels–2.55%
APA Corp.	34,000	1,219,920
Cheniere Energy, Inc.	32,500	5,548,075
Chesapeake Energy Corp.	57,962	4,459,596
Coterra Energy, Inc.	18,600	474,672
Diamondback Energy, Inc.	28,380	4,401,171
Hess Corp.	19,700	2,839,952
Magnolia Oil & Gas Corp. Class A	20,500	436,445
Matador Resources Co.	9,500	540,170
Permian Resources Corp.	61,200	832,320
		20,752,321
LVIP Blended Mid Cap Managed Volatility Fund-7

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Personal Products–0.31%
†elf Beauty, Inc.	6,700	$967,078
Estee Lauder Cos., Inc. Class A	3,200	468,000
†Oddity Tech Ltd. Class A	24,025	1,117,883
		2,552,961
Professional Services–5.31%
Booz Allen Hamilton Holding Corp.	19,181	2,453,442
Broadridge Financial Solutions, Inc.	12,800	2,633,600
†Ceridian HCM Holding, Inc.	5,141	345,064
Dun & Bradstreet Holdings, Inc.	94,357	1,103,977
Equifax, Inc.	15,437	3,817,416
†FTI Consulting, Inc.	2,700	537,705
KBR, Inc.	13,400	742,494
Paychex, Inc.	37,100	4,418,981
Paycom Software, Inc.	4,000	826,880
†Paylocity Holding Corp.	6,500	1,071,525
TransUnion	47,544	3,266,748
Verisk Analytics, Inc.	60,657	14,488,531
Wolters Kluwer NV	52,881	7,513,247
		43,219,610
Real Estate Management & Development–1.16%
†CoStar Group, Inc.	107,739	9,415,311
		9,415,311
Residential REITs–0.07%
Equity LifeStyle Properties, Inc.	7,600	536,104
		536,104
Retail REITs–0.11%
Simon Property Group, Inc.	6,500	927,160
		927,160
Road & Rail–0.79%
Landstar System, Inc.	2,600	503,490
Old Dominion Freight Line, Inc.	13,350	5,411,155
†Saia, Inc.	1,100	482,042
		6,396,687
Semiconductors & Semiconductor Equipment–4.80%
ASM International NV	15,380	7,979,165
†Enphase Energy, Inc.	4,500	594,630
Entegris, Inc.	18,432	2,208,522
†First Solar, Inc.	2,740	472,047
†Lattice Semiconductor Corp.	24,700	1,704,053
Microchip Technology, Inc.	54,488	4,913,728
MKS Instruments, Inc.	4,000	411,480
Monolithic Power Systems, Inc.	27,516	17,356,543
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†ON Semiconductor Corp.	10,100	$843,653
†Onto Innovation, Inc.	5,400	825,660
Skyworks Solutions, Inc.	4,300	483,406
Teradyne, Inc.	11,600	1,258,832
		39,051,719
Software–13.20%
†ANSYS, Inc.	16,845	6,112,714
†Appfolio, Inc. Class A	3,800	658,312
†AppLovin Corp. Class A	11,300	450,305
†Autodesk, Inc.	14,215	3,461,068
Bentley Systems, Inc. Class B	21,944	1,145,038
†Bill Holdings, Inc.	4,420	360,628
†Cadence Design Systems, Inc.	42,586	11,599,149
=†πCanva, Inc.	218	232,532
†Confluent, Inc. Class A	28,012	655,481
Constellation Software, Inc.	3,323	8,238,898
†Crowdstrike Holdings, Inc. Class A	26,971	6,886,236
=†πDatabricks, Inc.	10,218	789,443
†Datadog, Inc. Class A	74,195	9,005,789
†Descartes Systems Group, Inc.	10,600	891,036
†DoubleVerify Holdings, Inc.	16,448	604,958
†Dynatrace, Inc.	33,212	1,816,364
†Elastic NV	7,700	867,790
†Fair Isaac Corp.	3,417	3,977,422
†Fortinet, Inc.	6,600	386,298
†Guidewire Software, Inc.	11,879	1,295,286
†HubSpot, Inc.	12,272	7,124,387
†Manhattan Associates, Inc.	8,600	1,851,752
†Monday.com Ltd.	5,000	939,050
†nCino, Inc.	15,161	509,864
†Nutanix, Inc. Class A	18,200	867,958
†Palantir Technologies, Inc. Class A	253,200	4,347,444
†Procore Technologies, Inc.	8,659	599,376
†PTC, Inc.	9,897	1,731,579
†Samsara, Inc. Class A	40,900	1,365,242
†ServiceNow, Inc.	9,896	6,991,425
=†πSNYK Ltd.	23,071	234,401
†Synopsys, Inc.	16,596	8,545,446
=†πTanium, Inc. Class B	9,649	47,377
†Tyler Technologies, Inc.	20,016	8,369,090
†Workiva, Inc.	5,200	527,956
†Zscaler, Inc.	18,200	4,032,392
		107,519,486
Specialized REITs–0.44%
CubeSmart	12,700	588,645
Lamar Advertising Co. Class A	12,344	1,311,920
SBA Communications Corp.	6,660	1,689,576
		3,590,141
LVIP Blended Mid Cap Managed Volatility Fund-8

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail–4.01%
†AutoZone, Inc.	290	$749,827
†Burlington Stores, Inc.	6,400	1,244,672
†Five Below, Inc.	16,026	3,416,102
†Floor & Decor Holdings, Inc. Class A	8,034	896,273
†O'Reilly Automotive, Inc.	7,296	6,931,784
†Restoration Hardware, Inc.	1,300	378,924
Ross Stores, Inc.	42,700	5,909,253
Tractor Supply Co.	23,691	5,094,276
†Ulta Beauty, Inc.	15,138	7,417,468
Williams-Sonoma, Inc.	2,912	587,583
		32,626,162
Technology Hardware, Storage & Peripherals–0.21%
†Pure Storage, Inc. Class A	24,800	884,368
†Super Micro Computer, Inc.	2,900	824,354
		1,708,722
Textiles, Apparel & Luxury Goods–0.83%
†Lululemon Athletica, Inc.	11,813	6,039,869
†Skechers USA, Inc. Class A	11,300	704,442
		6,744,311
Trading Companies & Distributors–0.96%
Fastenal Co.	51,900	3,361,563
Ferguson PLC	5,300	1,023,271
†SiteOne Landscape Supply, Inc.	7,600	1,235,000
United Rentals, Inc.	2,400	1,376,208
Watsco, Inc.	2,000	856,940
		7,852,982
Total Common Stock (Cost $508,820,257)		772,762,907
	Number of Shares	Value (U.S. $)
CONVERTIBLE PREFERRED STOCKS–0.42%
=†πCanva, Inc. Series A	13	$13,867
=†πCaris Life Sciences, Inc. Series D	39,051	142,146
=†πDatabricks, Inc. Series F	23,328	1,802,321
=†πDatabricks, Inc. Series G	2,475	191,219
=†πDatabricks, Inc. Series H	5,901	455,911
=†πDatarobot, Inc. Series G	15,766	77,096
=†πRappi, Inc. Series E	9,859	223,996
=†πSNYK Ltd. Series F	38,665	392,836
=†πSocure, Inc. Series A	6,193	38,706
=†πSocure, Inc. Series A-1	5,083	31,769
=†πSocure, Inc. Series B	92	575
=†πSocure, Inc. Series E	11,781	73,631
Total Convertible Preferred Stocks (Cost $3,196,347)		3,444,073
WARRANT–0.00%
=†Constellation Software, Inc. exp 3/31/40 exercise price USD 1.00	3,355	0
Total Warrant (Cost $0)		0

Money Market Fund–4.53%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 5.32%)	36,898,717	36,898,717
Total Money Market Fund (Cost $36,898,717)		36,898,717

TOTAL INVESTMENTS–99.85% (Cost $548,915,321)	813,105,697
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.15%	1,244,202
NET ASSETS APPLICABLE TO 43,972,169 SHARES OUTSTANDING–100.00%	$814,349,899
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND STANDARD CLASS ($32,474,931 / 1,670,245 Shares)	$19.443
NET ASSET VALUE PER SHARE–LVIP BLENDED MID CAP MANAGED VOLATILITY FUND SERVICE CLASS ($781,874,968 / 42,301,924 Shares)	$18.483
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$514,291,121
Distributable earnings/(accumulated loss)	300,058,778
TOTAL NET ASSETS	$814,349,899

LVIP Blended Mid Cap Managed Volatility Fund-9

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $4,779,670, which represented 0.59% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances)
with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Canva, Inc.	8/16/2021	$371,590	$232,532
Canva, Inc. Series A	11/4/2021	22,162	13,867
Caris Life Sciences, Inc. Series D	5/11/2021	316,313	142,146
Databricks, Inc.	7/24/2020	163,573	789,443
Databricks, Inc. Series F	10/22/2019	333,967	1,802,321
Databricks, Inc. Series G	2/1/2021	146,328	191,219
Databricks, Inc. Series H	8/31/2021	433,630	455,911
Datarobot, Inc. Series G	6/11/2021	431,364	77,096
Rappi, Inc. Series E	9/8/2020	589,036	223,996
SNYK Ltd.	9/3/2021	330,942	234,401
SNYK Ltd. Series F	9/3/2021	551,575	392,836
Socure, Inc.	12/22/2021	81,870	31,844
Socure, Inc. Series A	12/22/2021	99,513	38,706
Socure, Inc. Series A-1	12/22/2021	81,677	31,769
Socure, Inc. Series B	12/22/2021	1,478	575
Socure, Inc. Series E	10/27/2021	189,304	73,631
Tanium, Inc. Class B	9/24/2020	109,952	47,377
Total		$4,254,274	$4,779,670

★Includes $1,767,092 cash collateral held at broker for futures contracts, $350,896 payable for securities purchased, $204,824 payable for fund shares redeemed, $23,279 other accrued expenses payable, $624,432 due to manager and affiliates, $215,685 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $40,275 payable for fund accounting fee as of December 31, 2023.

LVIP Blended Mid Cap Managed Volatility Fund-10

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	British Pound	$239,081	$238,827	3/18/24	$255	$—
3	Euro	415,313	415,595	3/18/24	—	(283)
3	Japanese Yen	269,100	267,177	3/18/24	1,923	—
					2,178	(283)
Equity Contracts:
31	E-mini Russell 2000 Index	3,173,935	3,192,879	3/15/24	—	(18,944)
46	E-mini S&P 500 Index	11,086,000	11,052,852	3/15/24	33,148	—
53	E-mini S&P MidCap 400 Index	14,890,350	14,938,696	3/15/24	—	(48,347)
7	Euro STOXX 50 Index	351,067	352,808	3/15/24	—	(1,741)
2	FTSE 100 Index	197,736	197,994	3/15/24	—	(257)
1	Nikkei 225 Index (OSE)	237,234	235,676	3/7/24	1,558	—
					34,706	(69,289)
Total Futures Contracts					$36,884	$(69,572)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
IT–Information Technology
OSE–Osaka Securities Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund-11

LVIP Blended Mid Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$8,014,414
Foreign taxes withheld	(54,711)
7,959,703
EXPENSES:
Management fees	5,110,369
Distribution fees-Service Class	1,889,003
Shareholder servicing fees	228,001
Accounting and administration expenses	194,190
Professional fees	60,624
Reports and statements to shareholders	31,397
Custodian fees	28,970
Trustees’ fees and expenses	28,786
Pricing fees	7,430
Consulting fees	5,599
Other	28,049
7,612,418
Less:
Management fees waived	(39,311)
Total operating expenses	7,573,107
NET INVESTMENT INCOME	386,596
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	52,889,131
Foreign currencies	1,179
Futures contracts	(13,705,524)
Net realized gain	39,184,786
Net change in unrealized appreciation (depreciation) of:
Investments	87,953,034
Foreign currencies	51
Futures contracts	(103,846)
Net change in unrealized appreciation (depreciation)	87,849,239
NET REALIZED AND UNREALIZED GAIN	127,034,025
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,420,621
See accompanying notes, which are an integral part of the financial statements.

LVIP Blended Mid Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income (loss)	$386,596	$(1,260,514)
Net realized gain	39,184,786	5,100,613
Net change in unrealized appreciation (depreciation)	87,849,239	(243,719,373)
Net increase (decrease) in net assets resulting from operations	127,420,621	(239,879,274)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(288,695)	(2,723,129)
Service Class	(5,500,014)	(72,474,895)
	(5,788,709)	(75,198,024)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	6,917,605	4,820,103
Service Class	22,229,553	86,421,634
Reinvestment of dividends and distributions:
Standard Class	288,695	2,723,129
Service Class	5,500,014	72,474,895
	34,935,867	166,439,761
Cost of shares redeemed:
Standard Class	(8,373,819)	(4,446,850)
Service Class	(94,287,900)	(77,780,163)
	(102,661,719)	(82,227,013)
Increase (decrease) in net assets derived from capital share transactions	(67,725,852)	84,212,748
NET INCREASE (DECREASE) IN NET ASSETS	53,906,060	(230,864,550)
NET ASSETS:
Beginning of year	760,443,839	991,308,389
End of year	$814,349,899	$760,443,839
See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund-12

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$16.667	$24.072	$21.901	$17.149	$15.017
Income (loss) from investment operations:
Net investment income (loss)[2]	0.052	0.016	(0.075)	(0.035)	0.022
Net realized and unrealized gain (loss)	2.897	(5.710)	2.984	4.787	3.628
Total from investment operations	2.949	(5.694)	2.909	4.752	3.650
Less dividends and distributions from:
Net investment income	(0.052)	—	—	—	—
Net realized gain	(0.121)	(1.711)	(0.738)	—	(1.518)
Total dividends and distributions	(0.173)	(1.711)	(0.738)	—	(1.518)
Net asset value, end of period	$19.443	$16.667	$24.072	$21.901	$17.149
Total return[3]	17.75%	(23.57% )	13.29%	27.71%	24.92%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$32,475	$28,910	$37,540	$34,238	$29,070
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.73%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.73%	0.72%	0.74%	0.75%
Ratio of net investment income (loss) to average net assets	0.29%	0.09%	(0.32% )	(0.19% )	0.13%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.28%	0.08%	(0.33% )	(0.20% )	0.12%
Portfolio turnover	42%	31%	27%	46%	19%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund-13

LVIP Blended Mid Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Blended Mid Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$15.853	$23.064	$21.064	$16.534	$14.561
Income (loss) from investment operations:
Net investment income (loss)[2]	0.007	(0.029)	(0.128)	(0.077)	(0.019)
Net realized and unrealized gain (loss)	2.751	(5.471)	2.866	4.607	3.510
Total from investment operations	2.758	(5.500)	2.738	4.530	3.491
Less dividends and distributions from:
Net investment income	(0.007)	—	—	—	—
Net realized gain	(0.121)	(1.711)	(0.738)	—	(1.518)
Total dividends and distributions	(0.128)	(1.711)	(0.738)	—	(1.518)
Net asset value, end of period	$18.483	$15.853	$23.064	$21.064	$16.534
Total return[3]	17.46%	(23.76% )	13.00%	27.40%	24.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$781,875	$731,534	$953,768	$897,409	$749,146
Ratio of expenses to average net assets	0.97%	0.97%	0.96%	0.98%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	0.98%	0.97%	0.99%	1.00%
Ratio of net investment income (loss) to average net assets	0.04%	(0.16% )	(0.57% )	(0.44% )	(0.12% )
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.03%	(0.17% )	(0.58% )	(0.45% )	(0.13% )
Portfolio turnover	42%	31%	27%	46%	19%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Blended Mid Cap Managed Volatility Fund-14

LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
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Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.    LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund’s average daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Massachusetts Financial Services Company (“MFS”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. T. Rowe Price Associates, Inc. (“T. Rowe Price”), is responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays MFS and T. Rowe Price a fee based on MFS and T. Rowe Price’s managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$63,489
Legal	10,392
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
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Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $21,957 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$440,618
Distribution fees payable to LFD	164,003
Shareholder servicing fees payable to Lincoln Life	19,811
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   Pursuant to these procedures, for the year ended December 31, 2023, the Fund engaged in securities purchases of $472,805 and securities sales of $269,319, which resulted in net realized losses of $112,098.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$306,169,640
Sales	345,046,792
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$553,935,614
Aggregate unrealized appreciation of investments and derivatives	$277,297,891
Aggregate unrealized depreciation of investments and derivatives	(18,126,054)
Net unrealized appreciation of investments and derivatives	$259,171,837
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
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Notes to Financial Statements (continued)
 3. Investments (continued)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$21,100,118	$—	$—	$21,100,118
Airlines	305,324	—	—	305,324
Banks	1,869,252	—	—	1,869,252
Beverages	4,040,710	—	—	4,040,710
Biotechnology	19,049,416	—	—	19,049,416
Building Products	10,299,846	—	—	10,299,846
Capital Markets	39,454,898	—	—	39,454,898
Chemicals	2,488,679	—	—	2,488,679
Commercial Services & Supplies	30,275,929	—	—	30,275,929
Communications Equipment	4,485,427	—	—	4,485,427
Construction & Engineering	5,400,791	—	—	5,400,791
Construction Materials	12,338,720	—	—	12,338,720
Containers & Packaging	404,320	—	—	404,320
Distributors	2,153,034	—	—	2,153,034
Diversified Consumer Services	6,923,320	—	—	6,923,320
Diversified Financial Services	17,046,515	—	—	17,046,515
Diversified Telecommunication Services	—	—	31,844	31,844
Electrical Equipment	26,161,638	—	—	26,161,638
Electronic Equipment, Instruments & Components	13,199,343	—	—	13,199,343
Energy Equipment & Services	3,496,637	—	—	3,496,637
Entertainment	25,616,708	—	—	25,616,708
Food & Staples Retailing	2,688,482	—	—	2,688,482
Food Products	540,676	—	—	540,676
Health Care Equipment & Supplies	43,779,936	—	—	43,779,936
Health Care Providers & Services	15,733,185	—	—	15,733,185
Health Care Technology	8,344,587	—	—	8,344,587
Hotels, Restaurants & Leisure	45,764,950	—	—	45,764,950
Household Durables	2,149,138	—	—	2,149,138
Household Products	5,781,398	—	—	5,781,398
Independent Power and Renewable Electricity Producers	562,392	—	—	562,392
Industrial REITs	437,580	—	—	437,580
Insurance	21,128,087	—	—	21,128,087
Interactive Media & Services	5,861,005	—	—	5,861,005
IT Services	23,238,836	—	—	23,238,836
Life Sciences Tools & Services	45,825,011	—	—	45,825,011
Machinery	12,755,864	—	—	12,755,864
Media	5,861,227	—	—	5,861,227
Metals & Mining	460,590	—	—	460,590
Multiline Retail	2,813,817	—	—	2,813,817
Oil, Gas & Consumable Fuels	20,752,321	—	—	20,752,321
Personal Products	2,552,961	—	—	2,552,961
Professional Services	43,219,610	—	—	43,219,610
Real Estate Management & Development	9,415,311	—	—	9,415,311
Residential REITs	536,104	—	—	536,104
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LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Retail REITs	$927,160	$—	$—	$927,160
Road & Rail	6,396,687	—	—	6,396,687
Semiconductors & Semiconductor Equipment	39,051,719	—	—	39,051,719
Software	106,215,733	—	1,303,753	107,519,486
Specialized REITs	3,590,141	—	—	3,590,141
Specialty Retail	32,626,162	—	—	32,626,162
Technology Hardware, Storage & Peripherals	1,708,722	—	—	1,708,722
Textiles, Apparel & Luxury Goods	6,744,311	—	—	6,744,311
Trading Companies & Distributors	7,852,982	—	—	7,852,982
Convertible Preferred Stocks	—	—	3,444,073	3,444,073
Warrant	—	—	— *	—
Money Market Fund	36,898,717	—	—	36,898,717
Total Investments	$808,326,027	$—	$4,779,670	$813,105,697
Derivatives:

Assets:
Futures Contracts	$36,884	$—	$—	$36,884
Liabilities:
Futures Contracts	$(69,572)	$—	$—	$(69,572)

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, Passive Foreign Investment Companies ("PFICs") and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$380,853	$—
Long-term capital gains	5,407,856	75,198,024
Total	$5,788,709	$75,198,024
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$117,842
Undistributed long-term capital gains	40,777,423
Other temporary differences	(8,324)
Net unrealized appreciation	259,171,837
Distributable earnings/(accumulated loss)	$300,058,778
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to real estate investment  trusts (REITs), Non-Real Estate Investment Trusts (REITs) and rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$48,019	$(48,019)
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
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LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	387,680	250,342
Service Class	1,311,691	4,553,327
Shares reinvested:
Standard Class	15,723	165,379
Service Class	322,141	4,624,188
	2,037,235	9,593,236
Shares redeemed:
Standard Class	(467,748)	(240,647)
Service Class	(5,476,409)	(4,386,858)
	(5,944,157)	(4,627,505)
Net increase (decrease)	(3,906,922)	4,965,731
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions, to hedge currency risks associated with the Fund's investments and as a cash management tool.
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LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$34,706	Receivables and other assets net of liabilities	$(69,289)
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	2,178	Receivables and other assets net of liabilities	(283)
Total		$36,884		$(69,572)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(13,658,037)	$(98,117)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(47,487)	(5,729)
Total		$(13,705,524)	$(103,846)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$23,577,326	$27,808,224
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests a significant portion of its assets in small- and mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small- or mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
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LVIP Blended Mid Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Blended Mid Cap Managed Volatility Fund-22

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Blended Mid Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Blended Mid Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Blended Mid Cap Managed Volatility Fund–23

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Blended Mid Cap Managed Volatility Fund-24

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP Blended Mid Cap Managed Volatility Fund-25

LVIP Blended Mid Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approved Underlying Sleeve - Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and T. Rowe Price Associates, Inc. (“T. Rowe”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by T. Rowe under the subadvisory agreement. The Board reviewed the services provided by T. Rowe, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of T. Rowe. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LFI and Massachusetts Financial Services Company (“MFS”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by MFS under the subadvisory agreement. The Board reviewed the services provided by MFS, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of MFS. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve.In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Mid-Cap Growth funds category and the Russell Mid Cap Growth Total Return USD Index. The Board considered that T. Rowe had subadvised the Fund since February 2016 and that MFS had subadvised the Fund since November 2018. The Board concluded that the services provided by the subadvisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for T. Rowe, which contains breakpoints, and noted T. Rowe’s statement that it advised no comparable registered funds using the same strategy. The Board also reviewed the subadvisory fee schedule for MFS, which contains breakpoints, as well as the fees charged to comparable clients managed by MFS. The Board considered that LFI compensates T. Rowe and MFS from its fees and that the subadvisory fee schedules were negotiated between LFI and T. Rowe and MFS, respectively, which are unaffiliated with LFI. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. For the Underlying Sleeve subadvised by T. Rowe, the Board considered that the subadvisory fee schedule for T. Rowe, which contains breakpoints, was negotiated between LFI and T. Rowe, which is unaffiliated with LFI, and that LFI compensates T. Rowe from its fees. The Board reviewed materials provided by T. Rowe as to any additional benefits it receives, and considered other benefits to T. Rowe such as including the Fund’s assets in its assets under management.
For the Underlying Sleeve subadvised by MFS, the Board considered information regarding MFS’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by MFS as to any additional benefits it receives and noted that MFS could potentially realize a benefit from the relationship with the Fund by being awarded future or increased mandates or obtaining research services in connection with trading client assets.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Blended Mid Cap Managed Volatility Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Blended Mid Cap Managed Volatility Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Blended Mid Cap Managed Volatility Fund-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Blended Mid Cap Managed Volatility Fund-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Blended Mid Cap Managed Volatility Fund-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Blended Mid Cap Managed Volatility Fund-31

LVIP Channing Small Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Channing Small Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Channing Small Cap Value Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Channing Capital Management, LLC
The Fund returned 19.94% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 2000® Value Index1, returned 14.65%.
2023 was full of surprises as investors went into the year with inflation, a potential soft landing and the risk of recession as the primary drivers of investor expectations for most of the year. In actuality, the strong rebound was a reflection of readjusted expectations of a recession that failed to materialize. Moreover, the Fund’s intrinsic value approach took full advantage of this disconnect as many of the Fund’s companies recovered much of what was lost in 2022 while posting results that underscore strength despite the risk of higher interest rates or an economic slowdown. In stark contrast to widely held expectations that a recession was imminent, stocks experienced gains driven by the largest and more growth-oriented areas of the market.
As we moved into the second half of the year, investors pulled back from the optimism that drove stocks up during the first half of the year. Higher interest rates coupled with rising oil prices following supply cuts from Organization of the Petroleum Exporting Countries Plus increased anxiety among investors. Moreover, investors also contemplated how rates remaining higher for longer could weaken economic activity and hasten an expected slowdown or potential recession. Much of this negative sentiment reversed in the 4th quarter at the December Federal Open Market Committee (FOMC) meeting, as the U.S. Federal Reserve signaled to the market that officials expected no additional increases, and the forward outlook dot-plot hinted that the FOMC would likely lower rates in 2024.
For the 1-year ending 12/31/2023, the Fund outperformed the Russell 2000®Value Index. The top three performing sectors, relative to the benchmark, were Industrials, Health Care, and Financials. Within Industrials, performance was broad-based, led by holdings in the Ground Transportation, Commercial Services & Supplies, and Professional Service industries. The Health Care sector outperformed the benchmark due to the Fund’s underweight allocation to the Biotechnology industry coupled with strong relative performance from Health Care Equipment and Supplies holdings. An underweight in the Financials sector, combined with stock election among banks, contributed positively to performance as the strategy avoided the regional bank crisis that occurred earlier in the year.
The three lowest contributing sectors, relative to the benchmark, were Energy, Consumer Discretionary, and Technology. An underweight position in Energy, while contributing positively to performance, was offset by stock selection as investors favored lower-quality companies. The Consumer Discretionary sector detracted from overall Fund performance due largely to exposure to the Hotels, Restaurant, and Leisure industry that failed to keep pace with the benchmark sector return. The Technology sector detracted from performance due to overweight positions in the Electric Equipment, Instruments & Components segment and underperformance from holdings in the Semiconductors & Semiconductor Equipment industry which is continuing to recover from trough levels.
In the near term, we believe volatility will remain an ongoing theme as investors continue to seek safety while insulating themselves from the uncertainties of high inflation, interest rates, potentially slower global growth, and an uncertain market environment.
Portfolio Managers:
Channing Capital Management, LLC:
 Wendell E. Mackey
Timothy J. Kroll
Matthew Betourney
Kevin B. Reynolds
Derik D. Coffey
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 7/25/22 through 12/31/23

LVIP Channing Small Cap Value Fund - Standard Class
LVIP Channing Small Cap Value Fund - Service Class
Russell 2000® Value Index
$11,500
$11,000
$10,500
$10,000
$9,500
7/25/22
12/31/23
$11,480
$11,442
$11,281

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Channing Small Cap Value Fund shares on 07/25/22. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,480 for the Standard Class shares and to $11,442 for the Service Class shares. For comparison, look at how the Russell 2000® Value Index did over the same period. The same $10,000 investment would have increased to $11,281. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 19.94%
Inception (7/25/22)	+ 10.03%
Service Class Shares
One Year	+ 19.65%
Inception (7/25/22)	+ 9.78%
 1.The Russell 2000® Value Index is an unmanaged index that measures the performance of the Russell 2000® Index companies with lower price-to-book ratios and lower forecasted growth values.
LVIP Channing Small Cap Value Fund-1

LVIP Channing Small Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,064.10	0.88%	$4.58
Service Class Shares	1,000.00	1,062.90	1.13%	5.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,020.80	0.88%	$4.48
Service Class Shares	1,000.00	1,019.50	1.13%	5.75

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Channing Small Cap Value Fund-2

LVIP Channing Small Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	96.86%
Aerospace & Defense	2.49%
Banks	12.84%
Capital Markets	9.23%
Chemicals	2.72%
Commercial Services & Supplies	7.61%
Diversified Consumer Services	1.44%
Electric Utilities	1.76%
Electronic Equipment, Instruments & Components	7.35%
Entertainment	1.98%
Food Products	2.13%
Gas Utilities	2.32%
Health Care Equipment & Supplies	6.27%
Hotels, Restaurants & Leisure	1.86%
Household Durables	2.07%
Industrial REITs	1.94%
Insurance	0.87%
Life Sciences Tools & Services	1.79%
Machinery	4.65%
Media	1.97%
Metals & Mining	2.10%
Office REITs	1.83%
Oil, Gas & Consumable Fuels	3.25%
Paper & Forest Products	2.61%
Professional Services	2.23%
Road & Rail	2.41%
Semiconductors & Semiconductor Equipment	2.54%
Specialty Retail	1.84%
Textiles, Apparel & Luxury Goods	2.13%
Trading Companies & Distributors	2.63%
Money Market Fund	3.13%
Total Investments	99.99%
Receivables and Other Assets Net of Liabilities	0.01%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Brink's Co.	2.89%
Enovis Corp.	2.74%
Avient Corp.	2.72%
Old National Bancorp	2.65%
Herc Holdings, Inc.	2.63%
Louisiana-Pacific Corp.	2.61%
Synovus Financial Corp.	2.58%
SPX Technologies, Inc.	2.56%
Vestis Corp.	2.55%
Diodes, Inc.	2.54%
Total	26.47%

REIT–Real Estate Investment Trust
LVIP Channing Small Cap Value Fund-3

LVIP Channing Small Cap Value Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–96.86%
Aerospace & Defense–2.49%
Hexcel Corp.	35,245	$2,599,319
		2,599,319
Banks–12.84%
Hancock Whitney Corp.	21,452	1,042,353
Old National Bancorp	163,721	2,765,248
Pinnacle Financial Partners, Inc.	28,396	2,476,699
SouthState Corp.	26,698	2,254,646
Synovus Financial Corp.	71,467	2,690,732
Wintrust Financial Corp.	23,608	2,189,642
		13,419,320
Capital Markets–9.23%
Affiliated Managers Group, Inc.	15,296	2,316,120
Artisan Partners Asset Management, Inc. Class A	48,720	2,152,450
Evercore, Inc. Class A	15,426	2,638,617
Stifel Financial Corp.	36,720	2,539,188
		9,646,375
Chemicals–2.72%
Avient Corp.	68,360	2,841,725
		2,841,725
Commercial Services & Supplies–7.61%
Brink's Co.	34,380	3,023,721
MSA Safety, Inc.	13,374	2,257,933
Vestis Corp.	126,200	2,667,868
		7,949,522
Diversified Consumer Services–1.44%
†OneSpaWorld Holdings Ltd.	106,360	1,499,676
		1,499,676
Electric Utilities–1.76%
Portland General Electric Co.	42,520	1,842,817
		1,842,817
Electronic Equipment, Instruments & Components–7.35%
Advanced Energy Industries, Inc.	23,604	2,570,948
Belden, Inc.	32,511	2,511,475
†IPG Photonics Corp.	23,956	2,600,184
		7,682,607
Entertainment–1.98%
†Madison Square Garden Entertainment Corp.	65,153	2,071,214
		2,071,214
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food Products–2.13%
†Darling Ingredients, Inc.	44,556	$2,220,671
		2,220,671
Gas Utilities–2.32%
Southwest Gas Holdings, Inc.	38,191	2,419,400
		2,419,400
Health Care Equipment & Supplies–6.27%
†Enovis Corp.	51,164	2,866,207
†Integer Holdings Corp.	16,534	1,638,189
†Merit Medical Systems, Inc.	26,940	2,046,362
		6,550,758
Hotels, Restaurants & Leisure–1.86%
Boyd Gaming Corp.	31,009	1,941,474
		1,941,474
Household Durables–2.07%
Installed Building Products, Inc.	11,804	2,158,007
		2,158,007
Industrial REITs–1.94%
STAG Industrial, Inc.	51,643	2,027,504
		2,027,504
Insurance–0.87%
Selective Insurance Group, Inc.	9,113	906,561
		906,561
Life Sciences Tools & Services–1.79%
†Medpace Holdings, Inc.	6,114	1,874,124
		1,874,124
Machinery–4.65%
Hillenbrand, Inc.	45,699	2,186,697
†SPX Technologies, Inc.	26,435	2,670,200
		4,856,897
Media–1.97%
Nexstar Media Group, Inc. Class A	13,111	2,055,149
		2,055,149
Metals & Mining–2.10%
†ATI, Inc.	48,298	2,196,110
		2,196,110
Office REITs–1.83%
COPT Defense Properties	74,641	1,913,049
		1,913,049
Oil, Gas & Consumable Fuels–3.25%
†Callon Petroleum Co.	51,000	1,652,400
LVIP Channing Small Cap Value Fund-4

LVIP Channing Small Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
SM Energy Co.	45,047	$1,744,220
		3,396,620
Paper & Forest Products–2.61%
Louisiana-Pacific Corp.	38,493	2,726,459
		2,726,459
Professional Services–2.23%
†Parsons Corp.	37,171	2,330,993
		2,330,993
Road & Rail–2.41%
†XPO, Inc.	28,730	2,516,461
		2,516,461
Semiconductors & Semiconductor Equipment–2.54%
†Diodes, Inc.	32,909	2,649,833
		2,649,833
Specialty Retail–1.84%
†Asbury Automotive Group, Inc.	8,525	1,917,869
		1,917,869
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–2.13%
PVH Corp.	18,234	$2,226,736
		2,226,736
Trading Companies & Distributors–2.63%
Herc Holdings, Inc.	18,489	2,752,827
		2,752,827
Total Common Stock (Cost $83,064,193)		101,190,077

MONEY MARKET FUND–3.13%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	3,275,416	3,275,416
Total Money Market Fund (Cost $3,275,416)		3,275,416

TOTAL INVESTMENTS–99.99% (Cost $86,339,609)	104,465,493
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.01%	7,814
NET ASSETS APPLICABLE TO 9,199,424 SHARES OUTSTANDING–100.00%	$104,473,307
NET ASSET VALUE PER SHARE–LVIP CHANNING SMALL CAP VALUE FUND STANDARD CLASS ($98,093,090 / 8,636,532 Shares)	$11.358
NET ASSET VALUE PER SHARE–LVIP CHANNING SMALL CAP VALUE FUND SERVICE CLASS ($6,380,217 / 562,892 Shares)	$11.335
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$91,233,002
Distributable earnings/(accumulated loss)	13,240,305
TOTAL NET ASSETS	$104,473,307

†Non-income producing.

★Includes $3,432 expense reimbursement receivable from Lincoln Financial Investments Corporation, $27,981 payable for fund shares redeemed, $4,781 other accrued expenses payable, $67,376 due to manager and affiliates, $23,100 payable for audit fee and $10,170 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Channing Small Cap Value Fund-5

LVIP Channing Small Cap Value Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$1,418,203
EXPENSES:
Management fees	704,675
Accounting and administration expenses	38,895
Professional fees	38,854
Shareholder servicing fees	27,247
Distribution fees-Service Class	4,763
Trustees’ fees and expenses	3,413
Reports and statements to shareholders	3,320
Consulting fees	2,289
Custodian fees	1,992
Pricing fees	649
Other	5,029
831,126
Less:
Expenses reimbursed	(3,432)
Plus:
Recoupment of prior expenses reduced by the Advisor	3,887
Total operating expenses	831,581
NET INVESTMENT INCOME	586,622
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(2,683,765)
Net change in unrealized appreciation (depreciation) of investments	19,901,831
NET REALIZED AND UNREALIZED GAIN	17,218,066
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$17,804,688
See accompanying notes, which are an integral part of the financial statements.

LVIP Channing Small Cap Value Fund
Statements of Changes in Net Assets
	Year Ended	7/25/22* to
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$586,622	$341,180
Net realized loss	(2,683,765)	(2,201,814)
Net change in unrealized appreciation (depreciation)	19,901,831	(1,775,947)
Net increase (decrease) in net assets resulting from operations	17,804,688	(3,636,581)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(592,100)	(340,295)
Service Class	(31,490)	(949)
Return of capital:
Standard Class	(45,895)	(11,698)
Service Class	(950)	(18)
	(670,435)	(352,960)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	13,299,139	98,133,792
Service Class	6,568,925	303,807
Reinvestment of dividends and distributions:
Standard Class	637,995	351,993
Service Class	32,440	967
	20,538,499	98,790,559
Cost of shares redeemed:
Standard Class	(18,430,169)	(8,533,473)
Service Class	(1,033,438)	(3,383)
	(19,463,607)	(8,536,856)
Increase in net assets derived from capital share transactions	1,074,892	90,253,703
NET INCREASE IN NET ASSETS	18,209,145	86,264,162
NET ASSETS:
Beginning of year	86,264,162	—
End of year	$104,473,307	$86,264,162

*	Date of commencement of operations.
See accompanying notes, which are an integral part of the financial statements.
LVIP Channing Small Cap Value Fund-6

LVIP Channing Small Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Channing Small Cap Value Fund Standard Class
	Year Ended 12/31/23	7/25/22[1] to 12/31/22

Net asset value, beginning of period	$9.534	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.065	0.038
Net realized and unrealized gain (loss)	1.833	(0.465)
Total from investment operations	1.898	(0.427)
Less dividends and distributions from:
Net investment income	(0.069)	(0.038)
Return of capital	(0.005)	(0.001)
Total dividends and distributions	(0.074)	(0.039)
Net asset value, end of period	$11.358	$9.534
Total return[3]	19.94%	(4.28% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$98,093	$85,969
Ratio of expenses to average net assets	0.88%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.88%	0.96%
Ratio of net investment income (loss) to average net assets	0.63%	0.86%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.63%	0.78%
Portfolio turnover	81%	36%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Channing Small Cap Value Fund-7

LVIP Channing Small Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Channing Small Cap Value Fund Service Class
	Year Ended 12/31/23	7/25/22[1] to 12/31/22

Net asset value, beginning of period	$9.530	$10.000
Income (loss) from investment operations:
Net investment income[2]	0.039	0.026
Net realized and unrealized gain (loss)	1.831	(0.462)
Total from investment operations	1.870	(0.436)
Less dividends and distributions from:
Net investment income	(0.060)	(0.033)
Return of capital	(0.005)	(0.001)
Total dividends and distributions	(0.065)	(0.034)
Net asset value, end of period	$11.335	$9.530
Total return[3]	19.65%	(4.37% )
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$6,380	$295
Ratio of expenses to average net assets	1.13%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	1.13%	1.21%
Ratio of net investment income (loss) to average net assets	0.38%	0.61%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.38%	0.53%
Portfolio turnover	81%	36%

[1]	Date of commencement of operations; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Channing Small Cap Value Fund-8

LVIP Channing Small Cap Value Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Channing Small Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions to be taken on the Fund's federal income tax return through the year ended December 31, 2023, and for all open tax years (year ended December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from
LVIP Channing Small Cap Value Fund-9

LVIP Channing Small Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $13,184 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.88% of the Fund’s average daily net assets for the Standard Class and 1.13% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has recouped $3,887 in previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2025	2026	Total
LFI	$28,077	$3,432	$31,509
Channing Capital Management, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$7,528
Legal	1,232
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $70 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Channing Small Cap Value Fund-10

LVIP Channing Small Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$3,432
Management fees payable to LFI	63,814
Distribution fees payable to LFD	1,095
Shareholder servicing fees payable to Lincoln Life	2,467
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$74,998,884
Sales	75,211,340
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$87,105,577
Aggregate unrealized appreciation of investments	$18,233,347
Aggregate unrealized depreciation of investments	(873,431)
Net unrealized appreciation of investments	$17,359,916
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$101,190,077	$—	$—	$101,190,077
Money Market Fund	3,275,416	—	—	3,275,416
Total Investments	$104,465,493	$—	$—	$104,465,493
There were no Level 3 investments at the beginning or end of the year.
LVIP Channing Small Cap Value Fund-11

LVIP Channing Small Cap Value Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   This difference is primarily due to wash sale.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended	7/25/22* to
	12/31/23	12/31/22
Ordinary income	$623,590	$341,244
Return of capital	46,845	11,716
Total	$670,435	$352,960

*	Date of commencement of operations.
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(4,119,611)
Net unrealized appreciation	17,359,916
Distributable earnings/(accumulated loss)	$13,240,305
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$36,968	$(36,968)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$3,281,993	$837,618	$4,119,611
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended	7/25/22* to
	12/31/23	12/31/22
Shares sold:
Standard Class	1,331,017	9,812,991
Service Class	628,710	31,258
Shares reinvested:
Standard Class	58,516	35,772
Service Class	2,981	98
	2,021,224	9,880,119
Shares redeemed:
Standard Class	(1,769,628)	(832,136)
Service Class	(99,803)	(352)
	(1,869,431)	(832,488)
Net increase	151,793	9,047,631

*	Date of commencement of operations.
LVIP Channing Small Cap Value Fund-12

LVIP Channing Small Cap Value Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund invests a significant portion of its assets in small companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in small-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Channing Small Cap Value Fund-13

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Channing Small Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Channing Small Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year ended December 31, 2023, the statements of changes in net assets and the financial highlights for the year ended December 31, 2023 and for the period from July 25, 2022 (commencement of operations) through December 31, 2022 and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year ended December 31, 2023, the changes in its net assets and its financial highlights for the year ended December 31, 2023 and for the period  from July 25, 2022 (commencement of operations) through December 31, 2022, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Channing Small Cap Value Fund–14

LVIP Channing Small Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was the same as the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Channing Small Cap Value Fund-15

LVIP Channing Small Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Channing Capital Management, LLC (“Channing”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Channing under the subadvisory agreement.  The Board reviewed the services provided by Channing, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of Channing.  The Board considered that in connection with the subadvisory agreement, Channing provides LFI supplementary financial information.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board considered that the Fund commenced operations on July 25, 2022, which provided a limited period of time to evaluate investment performance.  The Board concluded that the services provided by Channing were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule and the fee rates charged to other funds with a similar investment strategy for which Channing serves as the subadviser.  The Board considered that LFI compensates Channing from its fees and that the subadvisory fee schedule was negotiated between LFI and Channing, an unaffiliated third party.  The Board concluded that the subadvisory fee for the Fund was reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Channing’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by Channing as to any additional benefits it receives and noted that Channing has the ability to obtain research from broker-dealers through soft dollars and that research may be used for the benefit of all the clients of Channing.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Channing Small Cap Value Fund-16

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Channing Small Cap Value Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Channing Small Cap Value Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Channing Small Cap Value Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Channing Small Cap Value Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Channing Small Cap Value Fund-21

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Franklin Advisers, Inc.
ClearBridge Investments, LLC.
Schroder Investment Management North America Inc.
The Fund returned 22.54% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the S&P 500® Index1, returned 26.29%.
The S&P 500® advanced 26.29% in 2023, ahead of other developed markets as measured by the MSCI World Index2. Equities moved higher during the first half of the year, driven by better-than-expected corporate earnings reports, the suspension of the debt ceiling, subsiding concerns about U.S. regional banks, resilient economic growth, and hopes for an end to the U.S. Federal Reserve’s (Fed’s) campaign of interest-rate hikes. In addition, investor enthusiasm for artificial intelligence (AI) bolstered technology-related stocks. The equity rally stumbled in the third quarter, and U.S. equity markets moved lower, after Fitch Ratings downgraded the country’s credit rating to AA+ from AAA in early August. During the fourth quarter, equities once again moved higher as moderating inflation and a softening but resilient job market inspired optimism that the Fed had concluded its rate-hiking cycle and was positioned to maneuver the U.S. economy into a soft landing.
Most sectors posted double-digit returns within the S&P 500®, led by the Information Technology, Communication Services and Consumer Discretionary sectors. The “Magnificent Seven” tech stocks – Apple, Amazon.com, Google-parent Alphabet, Facebook-parent Meta Platforms, Microsoft, Nvidia and Tesla- which collectively made up about 25% of the S&P 500®, were responsible for the lion’s share of U.S. equity stock gains for the year. Only the Utilities and Energy sectors were in negative territory.
The Fund posted a double-digit positive absolute return for 2023, but underperformed its benchmark, the S&P 500® Index, on a gross of fee basis. Stock selection drove the Fund relative underperformance for the year, while sector allocation decisions added to relative return.
The largest detractor from relative return for the period was stock selection, which produced negative results across most sectors. Selection was notably weak in the Information Technology, Industrials and Communication Services sectors, but added value in the Health Care sector.
The largest contributor to relative performance was sector allocation, especially underweights to Utilities and Consumer Staples which underperformed the benchmark overall for the period and overweights to Information Technology and Communication Services which significantly outperformed.
At the security level, two non-benchmark holdings, CrowdStrike Holdings, Inc. and HubSpot Inc., were leading contributors with returns of 142.49% and 100.79% respectively for the year. Overweighting Broadcom Inc. also contributed, with a return in the portfolio of almost 100%.
The leading security level detractor was an underweight to NVIDIA Corp. with a benchmark return of 239.02%. Underweighting Apple, Inc., Amazon.com, Inc. and Microsoft Corp. were also detractors, with those securities meaningfully outperforming the Index overall.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility.  The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Franklin Advisers, Inc.:
 Chris Floyd
Chandra Seethamraju
Sundaram Chettiappan
ClearBridge Investments, LLC:
 Scott Glasser
Evan Bauman
Stephen Rigo
Mike Kagan
Aram Green
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-1

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/23

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Standard Class
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund - Service Class
S&P 500® Index
$36,000
$33,000
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
1/2/14
12/31/23
$31,150
$22,184
$21,417

This chart illustrates, hypothetically, that $10,000 was invested in LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,184 for the Standard Class shares and to $21,417 for the Service Class shares. For comparison, look at how the S&P 500® Index did over the same period. The same $10,000 investment would have increased to $31,150. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 22.54%
Five Years	+ 11.10%
Inception (1/2/14)	+ 8.30%
Service Class Shares
One Year	+ 22.11%
Five Years	+ 10.71%
Inception (1/2/14)	+ 7.92%
1. The S&P 500®Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
2. The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-2

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers and reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,084.00	0.68%	$3.57
Service Class Shares	1,000.00	1,082.10	1.03%	5.41
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.00	1.03%	5.24

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-3

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	93.92%
Aerospace & Defense	1.83%
Air Freight & Logistics	0.42%
Automobiles	0.44%
Banks	2.78%
Beverages	1.44%
Biotechnology	5.08%
Building Products	1.41%
Capital Markets	1.70%
Chemicals	1.87%
Commercial Services & Supplies	1.16%
Communications Equipment	0.81%
Construction & Engineering	0.21%
Construction Materials	0.38%
Consumer Finance	0.10%
Containers & Packaging	0.35%
Diversified Financial Services	3.95%
Diversified Telecommunication Services	0.18%
Electric Utilities	0.21%
Electrical Equipment	1.06%
Electronic Equipment, Instruments & Components	1.60%
Entertainment	2.29%
Food & Staples Retailing	1.52%
Food Products	0.37%
Gas Utilities	0.08%
Health Care Equipment & Supplies	1.35%
Health Care Providers & Services	4.21%
Health Care Technology	0.34%
Hotel & Resort REITs	0.19%
Hotels, Restaurants & Leisure	1.44%
Household Durables	0.60%
Household Products	0.77%
Independent Power and Renewable Electricity Producers	0.17%
Industrial Conglomerates	0.83%
Insurance	2.05%
Interactive Media & Services	4.82%
IT Services	1.69%
Life Sciences Tools & Services	1.13%
Machinery	0.39%
Media	1.74%
Metals & Mining	1.13%
Multiline Retail	2.52%
Multi-Utilities	0.19%
Oil, Gas & Consumable Fuels	3.23%
Pharmaceuticals	3.81%
Professional Services	1.07%
Security Type/Sector	Percentage of Net Assets
Residential REITs	0.14%
Road & Rail	0.73%
Semiconductors & Semiconductor Equipment	6.20%
Software	12.97%
Specialized REITs	0.88%
Specialty Retail	2.29%
Technology Hardware, Storage & Peripherals	5.29%
Textiles, Apparel & Luxury Goods	0.15%
Tobacco	0.05%
Trading Companies & Distributors	0.09%
Wireless Telecommunication Services	0.22%
Money Market Fund	5.64%
Total Investments	99.56%
Receivables and Other Assets Net of Liabilities	0.44%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	5.36%
Apple, Inc.	4.70%
UnitedHealth Group, Inc.	3.25%
Broadcom, Inc.	2.51%
Vertex Pharmaceuticals, Inc.	2.39%
Amazon.com, Inc.	1.93%
Comcast Corp. Class A	1.74%
Meta Platforms, Inc. Class A	1.65%
NVIDIA Corp.	1.59%
Autodesk, Inc.	1.56%
Total	26.68%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-4

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–93.92%
Aerospace & Defense–1.83%
L3Harris Technologies, Inc.	21,722	$4,575,088
Lockheed Martin Corp.	2,100	951,804
Northrop Grumman Corp.	1,752	820,181
RTX Corp.	30,904	2,600,262
		8,947,335
Air Freight & Logistics–0.42%
United Parcel Service, Inc. Class B	13,115	2,062,071
		2,062,071
Automobiles–0.44%
General Motors Co.	18,000	646,560
†Tesla, Inc.	6,000	1,490,880
		2,137,440
Banks–2.78%
Associated Banc-Corp.	26,000	556,140
Bank of America Corp.	60,538	2,038,315
JPMorgan Chase & Co.	39,043	6,641,214
U.S. Bancorp	52,901	2,289,555
Wells Fargo & Co.	25,000	1,230,500
Zions Bancorp NA	18,500	811,595
		13,567,319
Beverages–1.44%
†Boston Beer Co., Inc. Class A	900	311,031
Coca-Cola Co.	30,686	1,808,326
Diageo PLC ADR	13,353	1,944,998
Molson Coors Beverage Co. Class B	14,456	884,852
PepsiCo, Inc.	12,287	2,086,824
		7,036,031
Biotechnology–5.08%
AbbVie, Inc.	28,101	4,354,812
†Alkermes PLC	23,000	638,020
†Biogen, Inc.	13,342	3,452,509
†Exelixis, Inc.	33,000	791,670
†Ionis Pharmaceuticals, Inc.	41,511	2,100,042
†Neurocrine Biosciences, Inc.	5,898	777,120
†Ultragenyx Pharmaceutical, Inc.	21,357	1,021,292
†Vertex Pharmaceuticals, Inc.	28,661	11,661,874
		24,797,339
Building Products–1.41%
†Builders FirstSource, Inc.	8,000	1,335,520
Johnson Controls International PLC	71,554	4,124,373
Owens Corning	9,500	1,408,185
		6,868,078
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets–1.70%
Bank of New York Mellon Corp.	16,500	$858,825
Cboe Global Markets, Inc.	3,000	535,680
CME Group, Inc.	8,146	1,715,548
Cohen & Steers, Inc.	30,722	2,326,577
Evercore, Inc. Class A	3,407	582,767
Intercontinental Exchange, Inc.	14,050	1,804,442
State Street Corp.	6,000	464,760
		8,288,599
Chemicals–1.87%
Air Products & Chemicals, Inc.	3,838	1,050,844
CF Industries Holdings, Inc.	9,000	715,500
Ecolab, Inc.	7,472	1,482,071
Huntsman Corp.	43,919	1,103,685
Linde PLC	1,164	478,066
PPG Industries, Inc.	17,692	2,645,839
Sherwin-Williams Co.	5,331	1,662,739
		9,138,744
Commercial Services & Supplies–1.16%
Cintas Corp.	2,700	1,627,182
†CoreCivic, Inc.	67,000	973,510
=†GCI Liberty, Inc.	9,961	0
Waste Management, Inc.	17,163	3,073,893
		5,674,585
Communications Equipment–0.81%
†Arista Networks, Inc.	11,343	2,671,390
Cisco Systems, Inc.	25,000	1,263,000
		3,934,390
Construction & Engineering–0.21%
EMCOR Group, Inc.	4,700	1,012,521
		1,012,521
Construction Materials–0.38%
Vulcan Materials Co.	8,063	1,830,382
		1,830,382
Consumer Finance–0.10%
Synchrony Financial	13,000	496,470
		496,470
Containers & Packaging–0.35%
Crown Holdings, Inc.	10,909	1,004,610
International Paper Co.	19,000	686,850
		1,691,460
Diversified Financial Services–3.95%
†Berkshire Hathaway, Inc. Class A	3,749	7,844,338
Equitable Holdings, Inc.	26,000	865,800
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-5

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
Mastercard, Inc. Class A	4,250	$1,812,668
MGIC Investment Corp.	36,000	694,440
†PayPal Holdings, Inc.	4,100	251,781
Visa, Inc. Class A	27,025	7,035,959
Western Union Co.	66,000	786,720
		19,291,706
Diversified Telecommunication Services–0.18%
AT&T, Inc.	52,000	872,560
		872,560
Electric Utilities–0.21%
Entergy Corp.	5,000	505,950
NextEra Energy, Inc.	8,670	526,616
		1,032,566
Electrical Equipment–1.06%
Acuity Brands, Inc.	5,000	1,024,150
Eaton Corp. PLC	9,394	2,262,263
Emerson Electric Co.	12,280	1,195,212
nVent Electric PLC	11,300	667,717
		5,149,342
Electronic Equipment, Instruments & Components–1.60%
Avnet, Inc.	10,400	524,160
Crane NXT Co.	4,800	272,976
TE Connectivity Ltd.	49,723	6,986,082
		7,783,218
Entertainment–2.29%
Electronic Arts, Inc.	5,500	752,455
†Liberty Media Corp.-Liberty Formula One Class C	21,554	1,360,704
†Madison Square Garden Entertainment Corp.	19,739	627,503
†Madison Square Garden Sports Corp.	13,945	2,535,619
†Netflix, Inc.	7,595	3,697,854
TKO Group Holdings, Inc.	12,382	1,010,124
Walt Disney Co.	7,925	715,548
†Warner Bros Discovery, Inc.	43,553	495,633
		11,195,440
Food & Staples Retailing–1.52%
Albertsons Cos., Inc. Class A	30,000	690,000
Costco Wholesale Corp.	750	495,060
Kroger Co.	16,000	731,360
Walmart, Inc.	34,917	5,504,665
		7,421,085
Food Products–0.37%
Mondelez International, Inc. Class A	24,669	1,786,776
		1,786,776
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.08%
National Fuel Gas Co.	8,000	$401,360
		401,360
Health Care Equipment & Supplies–1.35%
Becton Dickinson & Co.	9,549	2,328,333
†Insulet Corp.	9,700	2,104,706
Stryker Corp.	7,179	2,149,823
		6,582,862
Health Care Providers & Services–4.21%
Elevance Health, Inc.	2,800	1,320,368
McKesson Corp.	2,700	1,250,046
†Molina Healthcare, Inc.	4,100	1,481,371
†Tenet Healthcare Corp.	8,600	649,902
UnitedHealth Group, Inc.	30,093	15,843,062
		20,544,749
Health Care Technology–0.34%
†Doximity, Inc. Class A	33,732	945,845
†Veeva Systems, Inc. Class A	3,600	693,072
		1,638,917
Hotel & Resort REITs–0.19%
Host Hotels & Resorts, Inc.	47,731	929,323
		929,323
Hotels, Restaurants & Leisure–1.44%
†Airbnb, Inc. Class A	19,400	2,641,116
†Booking Holdings, Inc.	400	1,418,888
†Expedia Group, Inc.	4,000	607,160
†MGM Resorts International	20,000	893,600
Starbucks Corp.	15,300	1,468,953
		7,029,717
Household Durables–0.60%
PulteGroup, Inc.	13,500	1,393,470
Toll Brothers, Inc.	15,000	1,541,850
		2,935,320
Household Products–0.77%
Colgate-Palmolive Co.	6,500	518,115
Procter & Gamble Co.	21,953	3,216,993
		3,735,108
Independent Power and Renewable Electricity Producers–0.17%
Vistra Corp.	22,000	847,440
		847,440
Industrial Conglomerates–0.83%
Honeywell International, Inc.	19,348	4,057,469
		4,057,469
Insurance–2.05%
American International Group, Inc.	18,000	1,219,500
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-6

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Assured Guaranty Ltd.	6,000	$448,980
Hartford Financial Services Group, Inc.	19,864	1,596,668
Old Republic International Corp.	30,000	882,000
Progressive Corp.	15,625	2,488,750
Travelers Cos., Inc.	17,640	3,360,244
		9,996,142
Interactive Media & Services–4.82%
†Alphabet, Inc. Class A	46,245	6,459,964
†Alphabet, Inc. Class C	43,954	6,194,437
†Match Group, Inc.	6,100	222,650
†Meta Platforms, Inc. Class A	22,724	8,043,387
†Pinterest, Inc. Class A	70,827	2,623,432
		23,543,870
IT Services–1.69%
Accenture PLC Class A	9,024	3,166,612
Amdocs Ltd.	5,500	483,395
Cognizant Technology Solutions Corp. Class A	10,000	755,300
†MongoDB, Inc.	1,900	776,815
†Snowflake, Inc. Class A	15,492	3,082,908
		8,265,030
Life Sciences Tools & Services–1.13%
†Charles River Laboratories International, Inc.	10,700	2,529,480
Thermo Fisher Scientific, Inc.	5,609	2,977,201
		5,506,681
Machinery–0.39%
PACCAR, Inc.	7,500	732,375
Snap-on, Inc.	4,000	1,155,360
		1,887,735
Media–1.74%
Comcast Corp. Class A	193,392	8,480,239
		8,480,239
Metals & Mining–1.13%
ArcelorMittal SA	49,633	1,409,081
†Cleveland-Cliffs, Inc.	36,000	735,120
Freeport-McMoRan, Inc.	60,077	2,557,478
Steel Dynamics, Inc.	7,000	826,700
		5,528,379
Multiline Retail–2.52%
†Amazon.com, Inc.	62,097	9,435,018
eBay, Inc.	12,500	545,250
†Etsy, Inc.	21,976	1,781,155
Nordstrom, Inc.	29,000	535,050
		12,296,473
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities–0.19%
Sempra	12,636	$944,288
		944,288
Oil, Gas & Consumable Fuels–3.23%
APA Corp.	10,500	376,740
Cheniere Energy, Inc.	4,000	682,840
Chevron Corp.	21,574	3,217,978
EQT Corp.	25,637	991,126
Exxon Mobil Corp.	43,376	4,336,733
HF Sinclair Corp.	8,000	444,560
Kinder Morgan, Inc.	49,874	879,777
Marathon Oil Corp.	38,000	918,080
Marathon Petroleum Corp.	2,800	415,408
Pioneer Natural Resources Co.	11,047	2,484,249
Valero Energy Corp.	8,000	1,040,000
		15,787,491
Pharmaceuticals–3.81%
Bristol-Myers Squibb Co.	17,200	882,532
Eli Lilly & Co.	8,198	4,778,778
†Jazz Pharmaceuticals PLC	5,000	615,000
Johnson & Johnson	29,090	4,559,567
Merck & Co., Inc.	57,080	6,222,861
Pfizer, Inc.	22,406	645,069
Viatris, Inc.	83,000	898,890
		18,602,697
Professional Services–1.07%
Automatic Data Processing, Inc.	13,327	3,104,791
ManpowerGroup, Inc.	4,400	349,668
†Paylocity Holding Corp.	3,300	544,005
Robert Half, Inc.	5,661	497,715
Science Applications International Corp.	1,400	174,048
Verisk Analytics, Inc.	2,400	573,264
		5,243,491
Residential REITs–0.14%
Apartment Income REIT Corp.	20,000	694,600
		694,600
Road & Rail–0.73%
Canadian Pacific Kansas City Ltd.	15,994	1,264,486
CSX Corp.	13,000	450,710
Ryder System, Inc.	7,200	828,432
Union Pacific Corp.	4,166	1,023,253
		3,566,881
Semiconductors & Semiconductor Equipment–6.20%
Applied Materials, Inc.	7,200	1,166,904
ASML Holding NV	3,126	2,366,132
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-7

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Broadcom, Inc.	10,968	$12,243,030
Lam Research Corp.	2,100	1,644,846
Marvell Technology, Inc.	11,864	715,518
NVIDIA Corp.	15,674	7,762,078
QUALCOMM, Inc.	8,500	1,229,355
†Wolfspeed, Inc.	72,416	3,150,820
		30,278,683
Software–12.97%
†Adobe, Inc.	9,405	5,611,023
†Autodesk, Inc.	31,334	7,629,202
†Crowdstrike Holdings, Inc. Class A	29,666	7,574,323
†DocuSign, Inc.	23,420	1,392,319
Dolby Laboratories, Inc. Class A	29,520	2,544,034
†Dropbox, Inc. Class A	30,000	884,400
†HubSpot, Inc.	9,864	5,726,447
Microsoft Corp.	69,544	26,151,326
Oracle Corp.	21,454	2,261,895
†ServiceNow, Inc.	3,400	2,402,066
†Splunk, Inc.	4,500	685,575
†Teradata Corp.	10,000	435,100
		63,297,710
Specialized REITs–0.88%
American Tower Corp.	11,913	2,571,778
CubeSmart	7,000	324,450
Lamar Advertising Co. Class A	13,000	1,381,640
		4,277,868
Specialty Retail–2.29%
†AutoZone, Inc.	290	749,827
Gap, Inc.	45,000	940,950
Home Depot, Inc.	6,683	2,315,993
TJX Cos., Inc.	68,780	6,452,252
†Ulta Beauty, Inc.	1,500	734,985
		11,194,007
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–5.29%
Apple, Inc.	119,251	$22,959,395
Seagate Technology Holdings PLC	18,709	1,597,187
†Western Digital Corp.	17,310	906,525
Xerox Holdings Corp.	20,000	366,600
		25,829,707
Textiles, Apparel & Luxury Goods–0.15%
PVH Corp.	6,000	732,720
		732,720
Tobacco–0.05%
Altria Group, Inc.	6,500	262,210
		262,210
Trading Companies & Distributors–0.09%
WW Grainger, Inc.	500	414,345
		414,345
Wireless Telecommunication Services–0.22%
T-Mobile U.S., Inc.	6,827	1,094,573
		1,094,573
Total Common Stock (Cost $305,606,071)		458,443,542

Money Market Fund–5.64%
State Street Institutional U.S. Government Money Market Fund –Premier Class (seven-day effective yield 5.32%)	27,505,731	27,505,731
Total Money Market Fund (Cost $27,505,731)		27,505,731

TOTAL INVESTMENTS–99.56% (Cost $333,111,802)	485,949,273
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.44%	2,163,323
NET ASSETS APPLICABLE TO 32,009,722 SHARES OUTSTANDING–100.00%	$488,112,596
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE FRANKLIN SELECT LARGE CAP MANAGED VOLATILITY FUND STANDARD CLASS ($1,829,047 / 119,635 Shares)	$15.289
NET ASSET VALUE PER SHARE–LVIP CLEARBRIDGE FRANKLIN SELECT LARGE CAP MANAGED VOLATILITY FUND SERVICE CLASS ($486,283,549 / 31,890,087 Shares)	$15.249
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-8

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$323,315,625
Distributable earnings/(accumulated loss)	164,796,971
TOTAL NET ASSETS	$488,112,596

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".

★Includes $1,424,902 cash collateral held at broker for futures contracts, $11,004 expense reimbursement receivable from Lincoln Financial
Investments Corporation, $341,000 payable for fund shares redeemed, $19,955 other accrued expenses payable, $415,338 due to manager and affiliates, $94,044 variation margin due to broker on futures contracts, $25,588 payable for audit fee and $32,149 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
1	British Pound	$79,694	$78,303	3/18/24	$1,391	$—
1	Euro	138,438	135,423	3/18/24	3,015	—
1	Japanese Yen	89,700	87,157	3/18/24	2,543	—
					6,949	—
Equity Contracts:
8	E-mini MSCI Emerging Markets Index	413,480	395,258	3/15/24	18,222	—
10	E-mini Russell 2000 Index	1,023,850	939,823	3/15/24	84,027	—
90	E-mini S&P 500 Index	21,690,000	20,813,759	3/15/24	876,241	—
9	E-mini S&P MidCap 400 Index	2,528,550	2,387,333	3/15/24	141,217	—
3	Euro STOXX 50 Index	150,458	149,695	3/15/24	763	—
1	FTSE 100 Index	98,868	96,078	3/15/24	2,790	—
					1,123,260	—
Total Futures Contracts					$1,130,209	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
FTSE–Financial Times Stock Exchange
IT–Information Technology
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-9

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$8,258,474
Foreign taxes withheld	(13,440)
8,245,034
EXPENSES:
Management fees	3,074,998
Distribution fees-Service Class	1,675,582
Accounting and administration expenses	141,820
Shareholder servicing fees	139,336
Professional fees	54,118
Trustees’ fees and expenses	17,670
Reports and statements to shareholders	17,451
Custodian fees	12,505
Consulting fees	5,378
Pricing fees	4,061
Other	15,924
5,158,843
Less:
Management fees waived	(24,023)
Expenses reimbursed	(216,076)
Total operating expenses	4,918,744
NET INVESTMENT INCOME	3,326,290
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	12,075,521
Foreign currencies	460
Futures contracts	(420,694)
Net realized gain	11,655,287
Net change in unrealized appreciation (depreciation) of:
Investments	80,078,200
Foreign currencies	349
Futures contracts	1,116,083
Net change in unrealized appreciation (depreciation)	81,194,632
NET REALIZED AND UNREALIZED GAIN	92,849,919
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$96,176,209
See accompanying notes, which are an integral part of the financial statements.

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,326,290	$2,679,101
Net realized gain	11,655,287	23,417,292 [1]
Net change in unrealized appreciation (depreciation)	81,194,632	(134,609,724)
Net increase (decrease) in net assets resulting from operations	96,176,209	(108,513,331)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(104,431)	(177,676)
Service Class	(26,614,866)	(50,676,752)
	(26,719,297)	(50,854,428)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	152,160	73,651
Service Class	9,243,862	16,757,972
Reinvestment of dividends and distributions:
Standard Class	104,431	177,676
Service Class	26,614,866	50,676,752
	36,115,319	67,686,051
Cost of shares redeemed:
Standard Class	(312,766)	(144,867)
Service Class	(91,130,519)	(57,935,746)
	(91,443,285)	(58,080,613)
Increase (decrease) in net assets derived from capital share transactions	(55,327,966)	9,605,438
NET INCREASE (DECREASE) IN NET ASSETS	14,128,946	(149,762,321)
NET ASSETS:
Beginning of year	473,983,650	623,745,971
End of year	$488,112,596	$473,983,650

[1]	Includes $1,250,144 reimbursement from sub-adviser Clearbridge. See Note 2 in the Notes to Financial Statements.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-10

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]
Net asset value, beginning of period	$13.263	$18.018	$14.930	$13.638	$11.851
Income (loss) from investment operations:
Net investment income[3]	0.149	0.131	0.083	0.121	0.147
Net realized and unrealized gain (loss)	2.769	(3.297)	3.208	1.820	2.128
Total from investment operations	2.918	(3.166)	3.291	1.941	2.275
Less dividends and distributions from:
Net investment income	(0.156)	(0.129)	(0.095)	(0.123)	(0.196)
Net realized gain	(0.736)	(1.460)	(0.108)	(0.526)	(0.292)
Total dividends and distributions	(0.892)	(1.589)	(0.203)	(0.649)	(0.488)
Net asset value, end of period	$15.289	$13.263	$18.018	$14.930	$13.638
Total return[4]	22.54%	(17.45% )[5]	22.04%	14.86%	19.38%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,829	$1,635	$2,063	$1,786	$1,566
Ratio of expenses to average net assets[6]	0.68%	0.68%	0.68%	0.68%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	0.73%	0.73%	0.72%	0.73%	0.73%
Ratio of net investment income to average net assets	1.04%	0.85%	0.49%	0.91%	1.14%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.99%	0.80%	0.45%	0.86%	1.03%
Portfolio turnover	14%	22%	19%	20%	67%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio. Effective August 7, 2021, QS Investors, LLC merged with and into Franklin Advisers, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	In 2022, 0.21% of the fund's total return consists of a voluntary reimbursement by sub-adviser Clearbridge for a realized investment loss. Excluding this item, total return would have been (17.66)%.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-11

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]
Net asset value, beginning of period	$13.233	$17.980	$14.900	$13.617	$11.845
Income (loss) from investment operations:
Net investment income[3]	0.098	0.078	0.024	0.074	0.100
Net realized and unrealized gain (loss)	2.758	(3.288)	3.197	1.811	2.122
Total from investment operations	2.856	(3.210)	3.221	1.885	2.222
Less dividends and distributions from:
Net investment income	(0.104)	(0.077)	(0.033)	(0.076)	(0.158)
Net realized gain	(0.736)	(1.460)	(0.108)	(0.526)	(0.292)
Total dividends and distributions	(0.840)	(1.537)	(0.141)	(0.602)	(0.450)
Net asset value, end of period	$15.249	$13.233	$17.980	$14.900	$13.617
Total return[4]	22.11%	(17.74% )[5]	21.62%	14.45%	18.93%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$486,284	$472,348	$621,683	$582,318	$560,144
Ratio of expenses to average net assets[6]	1.03%	1.03%	1.03%	1.03%	0.97%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[6]	1.08%	1.08%	1.07%	1.08%	1.08%
Ratio of net investment income to average net assets	0.69%	0.50%	0.14%	0.56%	0.79%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.64%	0.45%	0.10%	0.51%	0.68%
Portfolio turnover	14%	22%	19%	20%	67%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective February 11, 2019, ClearBridge Investments, LLC and QS Investors, LLC were added as sub-advisers to the Fund; each responsible for the day-to-day management of a portion of the Fund's investment portfolio. Effective August 7, 2021, QS Investors, LLC merged with and into Franklin Advisers, Inc.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	In 2022, 0.22% of the fund's total return consists of a voluntary reimbursement by sub-adviser Clearbridge for a realized investment loss. Excluding this item, total return would have been (17.96)%.
[6]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-12

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-13

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $293 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.64% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.675% of the Fund’s average daily net assets for the Standard Class and 1.025% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$211,566	$217,479	$216,076	$645,121
ClearBridge Investments, LLC ("ClearBridge") and Franklin Advisers, Inc (“FAV”) are sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LFI, not the Fund, pays ClearBridge and FAV a fee based on their managed portions of the Fund's average daily net assets.
During the period ended December 31, 2022, sub-adviser Clearbridge made a $1,250,144 reimbursement to the fund for a trading error thatoccurred during the reporting period. The reimbursement is included in the Net realized gain on the Statements of Changes in Net Assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-14

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$38,929
Legal	6,371
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,809 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$11,004
Management fees payable to LFI	260,435
Distribution fees payable to LFD	143,009
Shareholder servicing fees payable to Lincoln Life	11,894
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$64,794,552
Sales	134,596,464
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$333,318,673
Aggregate unrealized appreciation of investments and derivatives	$167,379,746
Aggregate unrealized depreciation of investments and derivatives	(14,748,696)
Net unrealized appreciation of investments and derivatives	$152,631,050
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-15

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$8,947,335	$—	$—	$8,947,335
Air Freight & Logistics	2,062,071	—	—	2,062,071
Automobiles	2,137,440	—	—	2,137,440
Banks	13,567,319	—	—	13,567,319
Beverages	7,036,031	—	—	7,036,031
Biotechnology	24,797,339	—	—	24,797,339
Building Products	6,868,078	—	—	6,868,078
Capital Markets	8,288,599	—	—	8,288,599
Chemicals	9,138,744	—	—	9,138,744
Commercial Services & Supplies	5,674,585	—	— *	5,674,585
Communications Equipment	3,934,390	—	—	3,934,390
Construction & Engineering	1,012,521	—	—	1,012,521
Construction Materials	1,830,382	—	—	1,830,382
Consumer Finance	496,470	—	—	496,470
Containers & Packaging	1,691,460	—	—	1,691,460
Diversified Financial Services	19,291,706	—	—	19,291,706
Diversified Telecommunication Services	872,560	—	—	872,560
Electric Utilities	1,032,566	—	—	1,032,566
Electrical Equipment	5,149,342	—	—	5,149,342
Electronic Equipment, Instruments & Components	7,783,218	—	—	7,783,218
Entertainment	11,195,440	—	—	11,195,440
Food & Staples Retailing	7,421,085	—	—	7,421,085
Food Products	1,786,776	—	—	1,786,776
Gas Utilities	401,360	—	—	401,360
Health Care Equipment & Supplies	6,582,862	—	—	6,582,862
Health Care Providers & Services	20,544,749	—	—	20,544,749
Health Care Technology	1,638,917	—	—	1,638,917
Hotel & Resort REITs	929,323	—	—	929,323
Hotels, Restaurants & Leisure	7,029,717	—	—	7,029,717
Household Durables	2,935,320	—	—	2,935,320
Household Products	3,735,108	—	—	3,735,108
Independent Power and Renewable Electricity Producers	847,440	—	—	847,440
Industrial Conglomerates	4,057,469	—	—	4,057,469
Insurance	9,996,142	—	—	9,996,142
Interactive Media & Services	23,543,870	—	—	23,543,870
IT Services	8,265,030	—	—	8,265,030
Life Sciences Tools & Services	5,506,681	—	—	5,506,681
Machinery	1,887,735	—	—	1,887,735
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-16

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Media	$8,480,239	$—	$—	$8,480,239
Metals & Mining	5,528,379	—	—	5,528,379
Multiline Retail	12,296,473	—	—	12,296,473
Multi-Utilities	944,288	—	—	944,288
Oil, Gas & Consumable Fuels	15,787,491	—	—	15,787,491
Pharmaceuticals	18,602,697	—	—	18,602,697
Professional Services	5,243,491	—	—	5,243,491
Residential REITs	694,600	—	—	694,600
Road & Rail	3,566,881	—	—	3,566,881
Semiconductors & Semiconductor Equipment	30,278,683	—	—	30,278,683
Software	63,297,710	—	—	63,297,710
Specialized REITs	4,277,868	—	—	4,277,868
Specialty Retail	11,194,007	—	—	11,194,007
Technology Hardware, Storage & Peripherals	25,829,707	—	—	25,829,707
Textiles, Apparel & Luxury Goods	732,720	—	—	732,720
Tobacco	262,210	—	—	262,210
Trading Companies & Distributors	414,345	—	—	414,345
Wireless Telecommunication Services	1,094,573	—	—	1,094,573
Money Market Fund	27,505,731	—	—	27,505,731
Total Investments	$485,949,273	$—	$—	$485,949,273
Derivatives:

Assets:
Futures Contracts	$1,130,209	$—	$—	$1,130,209

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$4,002,048	$2,764,596
Long-term capital gains	22,717,249	48,089,832
Total	$26,719,297	$50,854,428
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$167,890
Undistributed long-term capital gains	11,998,036
Other temporary differences	(5)
Net unrealized appreciation	152,631,050
Distributable earnings/(accumulated loss)	$164,796,971
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassification primarily related to rounding:
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-17

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(4)	$4
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	10,546	5,151
Service Class	656,778	1,084,629
Shares reinvested:
Standard Class	7,296	13,461
Service Class	1,876,460	3,857,741
	2,551,080	4,960,982
Shares redeemed:
Standard Class	(21,506)	(9,792)
Service Class	(6,338,200)	(3,823,608)
	(6,359,706)	(3,833,400)
Net increase (decrease)	(3,808,626)	1,127,582
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-18

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	$1,123,260	Receivables and other assets net of liabilities	$—
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	6,949	Receivables and other assets net of liabilities	—
Total		$1,130,209		$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(398,170)	$1,108,103
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(22,524)	7,980
Total		$(420,694)	$1,116,083
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$22,010,589	$2,842,813
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-19

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-20

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund–21

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”).  The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility.  The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”).  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-22

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.  The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  The Board also considered that the Fund’s net expense ratio was lower than the median net expense ratio of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver and an expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement.  The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA.  The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy.  The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.  The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for SIMNA.  The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Funds.  The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-23

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and ClearBridge Investments, LLC (“ClearBridge”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by ClearBridge under the subadvisory agreement.  The Board reviewed the services provided by ClearBridge, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of ClearBridge.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
In considering the renewal of the subadvisory agreement between LFI and Franklin Advisers, Inc. (“Franklin”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Franklin under the subadvisory agreement.  The Board reviewed the services provided by Franklin, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of Franklin.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve.  In its review of performance, the Board considered the total return, standard deviation and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve of the Fund to a peer group of funds in the Morningstar Large Blend funds category and the S&P 500 Total Return USD Index.  The Board noted LFI’s statements that underperformance since 2019 was primarily due to the smaller average market cap in the Clearbridge Aggressive Growth Sleeve of the Fund during a period when mega-cap stocks outperformed and that the Fund has the potential to achieve its performance objectives over a full market cycle. The Board also considered that LFI would continue to closely monitor performance.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule for Clearbridge, which contains breakpoints and the fees charged to other clients in similar strategies.  The Board also reviewed the subadvisory fee schedule for Franklin, which contains breakpoints, as well as the fees charged to other clients subadvised by Franklin.  The Board considered that LFI compensates Clearbridge and Franklin from its fees and that the subadvisory fee schedules were negotiated between LFI and Clearbridge and Franklin, respectively, which are unaffiliated with LFI.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  With respect to Clearbridge’s profitability, the Board considered Clearbridge’s estimated profitability from providing sub-advisory services to the Fund.  The Board reviewed materials provided by Clearbridge as to any additional benefits it receives and noted Clearbridge’s statement that its relationship with the Fund may enhance its name recognition in the investment community, allow for more favorable trade execution, provide additional access to the new issue market and research, which may positively affect Clearbridge’s ability to serve the Fund and other clients and obtains research with soft dollars.
With respect to Franklin’s profitability, the Board considered that the sub-advisory fee schedule for Franklin was negotiated between LFI and Franklin, which is unaffiliated with LFI, and that LFI compensates Franklin from its fees.  The Board reviewed materials provided as to any additional benefits they receive and noted their statement that they may receive reputational benefits from their association with LFI, and considered that Franklin may receive research and services with soft dollars related to brokerage commissions by the Fund that may be shared with advisory affiliates.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP ClearBridge Franklin Select Large Cap Managed Volatility Fund-29

LVIP Delaware Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Bond Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 5.93% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned 5.53%.
After a challenging year for bonds in 2022, investors’ insatiable drive for income was rewarded as fixed income markets produced positive returns as attractive break-even points drew buyers into the asset class. Inflation continued to move lower and provided fodder for investors to begin to price in a pivot by the U.S. Federal Reserve (the Fed) to cut rates in 2024 after four hikes during the first seven months of the year. The U.S. 10-year Treasury rate hit yields not observed since before the Great Financial Crisis, peaking at 5% in October. Higher yields, coupled with investors’ belief the Fed was done raising rates, resulted in financial conditions easing leading to one of the strongest bond market rallies in decades during the fourth quarter. Corporate credit performed well with domestic high yield generating double digit returns, and CCC-rated bonds returning nearly 20%, according to Bloomberg. The securitized market generated positive excess returns, even the beleaguered agency mortgage-backed securities market was positive for the year.
The Fund outperformed its benchmark and generated a positive total return as credit spreads declined and carry contributed favorably. A modest overweight to investment grade corporate credit was beneficial but security selection within triple-B financials detracted, due in large part to owning SVB Financial Group. The Fund still holds these positions on the belief that recoveries coming out of the restructuring will improve from current trading levels. High yield market performance was mixed with CSC Holdings LLC (not held at year-end) and junior subordinated SVB Financial Group hybrids weighing on performance but offset, in part, by exposure to Popular, Inc., a bank holding company, and Air Lease Corporation, an aircraft leasing company. An overweight to agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) helped, as well as security selection within emerging markets.
Several types of derivatives may be utilized in the Fund. Interest rate futures were used to hedge securities against fluctuations in value caused by changes in interest rates or market conditions. Currency forwards were used to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. Additionally, credit default swaps were utilized to hedge against credit events or gain exposure to certain securities or markets.
The Fund outperformed its benchmark during the period due in large part to an overweight to spread sectors including investment grade corporates and securitized products. Yield curve management was a positive contributor as well. Security selection within commercial mortgage-backed securities (CMBS) and BBB-rated investment grade financials were key detractors.
As we transitioned out of 2022, the Fund’s overweight to corporate bonds was reduced further as credit spreads moved through long-term averages. We increased exposure to the asset class modestly in the spring on the heels of the market volatility caused by the regional banking crisis. We reduced the overweight to a market weight by the end of the year. An increase in interest rate volatility provided an opportunity to move from a modest underweight to a meaningful overweight in agency mortgage-backed securities. Liquid capital (U.S. Treasurys, agency MBS, and cash) increased throughout the period as we anticipated more attractive valuations to add risk in the future. Interest rate sensitivity, as measured by duration, was methodically increased for much of the period as ten-year U.S. Treasury rates climbed to 5% by the fourth quarter. We did reduce duration modestly as interest rates fell into year-end, but the Fund remains long.
Portfolio Managers:
Delaware Investments Fund Advisers:
 J. David Hillmeyer
Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware Bond Fund - Standard Class
Bloomberg U.S. Aggregate Bond Index
$20,000
$17,000
$14,000
$11,000
$8,000
12/31/13
12/31/23
$12,183
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Bond Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,183. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Delaware Bond Fund-1

LVIP Delaware Bond Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 5.93%
Five Years	+ 1.50%
Ten Years	+ 1.99%
Service Class Shares
One Year	+ 5.57%
Five Years	+ 1.14%
Ten Years	+ 1.64%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”). Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware Bond Fund-2

LVIP Delaware Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,037.20	0.37%	$1.90
Service Class Shares	1,000.00	1,035.40	0.72%	3.69
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.30	0.37%	$1.89
Service Class Shares	1,000.00	1,021.60	0.72%	3.67

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware Bond Fund-3

LVIP Delaware Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.14%
Agency Commercial Mortgage-Backed Security	0.04%
Agency Mortgage-Backed Securities	30.25%
Corporate Bonds	27.31%
Airlines	0.06%
Auto Manufacturers	0.35%
Auto Parts & Equipment	0.13%
Banks	7.67%
Biotechnology	1.39%
Chemicals	0.50%
Commercial Services	0.22%
Computers	0.07%
Diversified Financial Services	1.58%
Electric	3.41%
Engineering & Construction	0.19%
Food	0.11%
Gas	0.25%
Health Care Services	0.88%
Insurance	1.28%
Internet	0.07%
Iron & Steel	0.30%
Media	1.21%
Mining	0.27%
Miscellaneous Manufacturing	0.14%
Office Business Equipment	0.35%
Oil & Gas	1.23%
Pharmaceuticals	0.82%
Pipelines	1.86%
Real Estate Investment Trusts	0.94%
Retail	0.06%
Semiconductors	0.37%
Software	0.60%
Telecommunications	0.87%
Transportation	0.13%
Non-Agency Asset-Backed Securities	2.88%
Non-Agency Collateralized Mortgage Obligations	2.10%
Non-Agency Commercial Mortgage-Backed Securities	8.79%
Sovereign Bonds	1.26%
Supranational Bank	0.42%
U.S. Treasury Obligations	22.04%
Money Market Fund	0.22%
Security Type/Sector	Percentage of Net Assets
Short-Term Investments	2.30%
Total Investments	99.75%
Receivables and Other Assets Net of Liabilities	0.25%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	54.73%
AAA	12.31%
AA	3.05%
A	11.60%
BBB	14.05%
BB	0.54%
Non-Rated	1.41%
Short-Term Investments	2.31%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Bond Fund-4

LVIP Delaware Bond Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.14%
•Fannie Mae Connecticut Avenue Securities
Series 2018-R07 1M2 7.85% (SOFR30A + 2.51%) 4/25/31	46,820	$46,918
Series 2019-R01 2M2 7.90% (SOFR30A + 2.56%) 7/25/31	108,946	109,383
Series 2022-R02 2M2 8.34% (SOFR30A + 3.00%) 1/25/42	4,565,000	4,657,096
Series 2023-R08 1M1 6.84% (SOFR30A + 1.50%) 10/25/43	14,384,812	14,412,375
Fannie Mae REMIC Trust Series 2004-W11 1A2 6.50% 5/25/44	44,369	45,925
Fannie Mae REMICS
Series 2013-44 Z 3.00% 5/25/43	202,643	155,944
Series 2017-40 GZ 3.50% 5/25/47	3,016,971	2,847,452
Freddie Mac REMICs Series 4676 KZ 2.50% 7/15/45	2,348,858	2,044,053
•Freddie Mac STACR REMIC Trust
Series 2021-DNA1 M2 7.14% (SOFR30A + 1.80%) 1/25/51	24,679,543	24,862,752
Series 2021-DNA3 M2 7.44% (SOFR30A + 2.10%) 10/25/33	12,900,000	12,955,698
Series 2021-DNA5 M2 6.99% (SOFR30A + 1.65%) 1/25/34	10,739,858	10,782,736
Series 2021-HQA1 M2 7.59% (SOFR30A + 2.25%) 8/25/33	32,770,045	32,673,694
Series 2021-HQA2 M2 7.39% (SOFR30A + 2.05%) 12/25/33	25,500,000	25,253,083
Series 2022-DNA1 M2 7.84% (SOFR30A + 2.50%) 1/25/42	11,550,000	11,524,539
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 6.50% (SOFR30A + 1.16%) 12/25/29	630,501	630,897
♦Freddie Mac Structured Pass Through Certificates Series T-58 2A 6.50% 9/25/43	164,931	172,976
GNMA
Series 2013-113 LY 3.00% 5/20/43	2,966,410	2,716,181
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
Series 2017-163 ZK 3.50% 11/20/47	671,340	$621,737
Total Agency Collateralized Mortgage Obligations (Cost $146,827,088)		146,513,439
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.04%
•FREMF Mortgage Trust Series 2017-K71 B 3.75% 11/25/50	2,990,000	2,812,768
Total Agency Commercial Mortgage-Backed Security (Cost $2,951,536)		2,812,768
AGENCY MORTGAGE-BACKED SECURITIES–30.25%
Fannie Mae S.F. 15 yr
2.00% 3/1/37	32,691,146	29,491,042
2.50% 8/1/36	29,892,834	27,520,830
3.00% 11/1/33	11,735,107	11,200,580
5.50% 10/1/38	20,945,975	21,245,186
Fannie Mae S.F. 20 yr
2.00% 3/1/41	14,595,174	12,537,227
2.00% 5/1/41	6,612,303	5,667,700
3.00% 12/1/37	8,905,956	8,255,380
3.00% 1/1/38	11,599,010	10,791,507
3.00% 10/1/47	50,428	44,758
4.00% 9/1/42	28,879,519	27,687,612
4.50% 12/1/40	10,355,473	10,328,844
Fannie Mae S.F. 30 yr
2.00% 11/1/50	17,398,358	14,389,908
2.00% 12/1/50	5,422,393	4,484,141
2.00% 1/1/51	5,316,829	4,423,204
2.00% 2/1/51	20,188,822	16,743,047
2.00% 3/1/51	2,032,544	1,668,760
2.00% 4/1/51	20,250,465	16,626,040
2.00% 5/1/51	1,580,009	1,291,273
2.00% 8/1/51	7,538,315	6,223,131
2.00% 1/1/52	19,729,568	16,352,250
2.50% 8/1/50	25,172,930	21,812,729
2.50% 1/1/51	46,377,906	40,130,082
2.50% 6/1/51	7,662,533	6,606,670
2.50% 7/1/51	1,145,647	980,967
2.50% 8/1/51	39,630,782	34,059,274
2.50% 2/1/52	75,563,333	64,566,198
3.00% 6/1/45	491,494	449,257
3.00% 4/1/46	2,150,963	1,970,824
3.00% 8/1/46	1,242,018	1,131,847
3.00% 4/1/47	20,367	18,367
3.00% 12/1/47	2,469,483	2,243,817
3.00% 2/1/48	21,992,196	20,029,703
3.00% 3/1/48	17,017,299	15,395,100
3.00% 11/1/48	3,158,442	2,866,495
3.00% 11/1/49	1,374,850	1,245,844
3.00% 12/1/49	19,187,909	17,213,725
3.00% 2/1/50	1,054,509	916,982
LVIP Delaware Bond Fund-5

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.00% 5/1/51	2,545,278	$2,283,722
3.00% 7/1/51	8,911,147	7,959,951
3.00% 12/1/51	12,636,788	11,286,978
3.00% 2/1/52	7,702,364	6,854,862
3.00% 5/1/52	9,497,723	8,449,181
3.00% 2/1/57	56,961	50,136
3.50% 1/1/48	6,703,316	6,256,207
3.50% 2/1/48	14,083,185	13,194,414
3.50% 11/1/48	7,333,282	6,843,845
3.50% 3/1/50	2,819,984	2,640,437
3.50% 8/1/50	43,997,257	41,054,138
3.50% 9/1/50	6,552,388	6,134,416
3.50% 3/1/52	23,445,677	21,793,772
3.50% 5/1/52	14,582,921	13,548,535
3.50% 6/1/52	13,841,791	12,742,846
4.00% 3/1/47	15,597,034	15,027,345
4.00% 6/1/48	11,614,167	11,193,145
4.00% 10/1/48	11,576,651	11,164,626
4.00% 1/1/50	3,211,920	3,142,822
4.00% 5/1/51	8,973,534	8,584,374
4.00% 9/1/52	12,535,441	11,856,791
4.50% 7/1/40	933,781	911,751
4.50% 8/1/41	2,239,427	2,236,542
4.50% 2/1/44	9,486,002	9,473,747
4.50% 2/1/46	28,318,841	28,186,016
4.50% 5/1/46	3,633,945	3,629,252
4.50% 12/1/48	2,998,996	2,950,349
4.50% 1/1/49	4,543,385	4,476,242
4.50% 2/1/49	2,502,632	2,466,164
4.50% 1/1/50	7,931,387	7,858,785
4.50% 4/1/50	15,619,895	15,398,732
4.50% 6/1/52	21,882,130	21,218,169
4.50% 9/1/52	35,757,683	34,672,702
4.50% 10/1/52	54,846,316	53,182,136
4.50% 12/1/52	30,881,187	29,944,171
4.50% 2/1/53	21,498,341	20,846,026
5.00% 7/1/47	21,325,658	21,670,809
5.00% 1/1/51	20,161,831	20,219,317
5.00% 8/1/53	23,664,655	23,411,649
5.00% 9/1/53	10,887,469	10,771,067
5.50% 5/1/44	22,991,181	23,676,916
5.50% 8/1/52	11,615,930	11,820,604
5.50% 10/1/52	18,750,405	18,901,350
5.50% 11/1/52	24,035,940	24,291,461
5.50% 3/1/53	5,092,680	5,117,036
5.50% 4/1/53	10,474,147	10,543,470
6.00% 1/1/42	17,524,131	18,306,194
6.00% 6/1/53	29,548,213	30,002,184
6.00% 7/1/53	14,652,709	15,187,410
6.50% 9/1/53	11,777,900	12,089,484
Freddie Mac S.F. 15 yr 4.50% 5/1/38	4,954,787	4,927,291
Freddie Mac S.F. 20 yr
2.00% 3/1/41	16,319,964	14,031,351
2.00% 5/1/42	14,288,110	12,199,823
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 20 yr (continued)
2.50% 2/1/42	1,954,731	$1,738,273
2.50% 9/1/42	25,572,889	22,738,474
3.00% 5/1/40	706,767	653,232
3.00% 4/1/42	6,336,998	5,784,992
5.00% 11/1/42	14,194,968	14,239,552
5.50% 7/1/43	26,404,672	26,784,076
Freddie Mac S.F. 30 yr
2.00% 12/1/50	6,502,992	5,341,170
2.00% 9/1/51	17,166,415	14,085,924
2.00% 3/1/52	11,089,363	9,061,745
2.50% 7/1/50	2,069,653	1,775,898
2.50% 3/1/51	3,310,207	2,849,864
2.50% 11/1/51	17,679,960	15,249,721
2.50% 12/1/51	24,306,475	20,912,963
3.00% 1/1/47	56,629,348	51,307,491
3.00% 8/1/48	4,655,094	4,197,775
3.00% 1/1/50	2,960,266	2,665,120
3.00% 7/1/50	3,986,754	3,589,389
3.00% 12/1/50	1,829,964	1,646,382
3.00% 8/1/51	6,779,642	6,048,126
3.00% 8/1/52	18,675,268	16,711,220
3.50% 2/1/47	10,470,643	9,836,651
3.50% 7/1/47	62,912,366	58,987,822
3.50% 11/1/48	19,001,121	17,848,729
3.50% 2/1/49	40,809,202	37,763,438
3.50% 6/1/52	4,491,242	4,133,850
4.00% 10/1/47	7,266,578	6,949,851
4.00% 9/1/49	6,945,648	6,701,068
4.00% 9/1/52	75,556,329	71,690,424
4.50% 1/1/49	4,788,720	4,709,006
4.50% 3/1/49	2,222,784	2,190,388
4.50% 8/1/49	7,149,368	7,078,313
4.50% 10/1/52	32,858,947	31,861,921
4.50% 11/1/52	32,868,552	31,871,235
5.00% 10/1/48	2,733,589	2,746,749
5.00% 7/1/52	14,665,684	14,613,973
5.00% 6/1/53	67,992,135	67,265,210
5.50% 9/1/41	8,496,908	8,762,450
5.50% 9/1/52	30,434,358	30,843,411
5.50% 11/1/52	19,283,843	19,453,363
5.50% 3/1/53	24,868,780	25,318,404
5.50% 9/1/53	27,190,995	27,530,241
6.00% 1/1/53	9,278,947	9,571,466
6.00% 3/1/53	12,117,097	12,331,304
GNMA I S.F. 30 yr
3.00% 8/15/45	3,318,413	2,991,192
3.00% 3/15/50	1,818,631	1,623,370
5.50% 10/15/42	10,522,081	10,636,183
GNMA II S.F. 30 yr
3.00% 8/20/50	3,849,729	3,551,939
3.00% 12/20/51	15,085,656	13,654,697
5.00% 9/20/52	7,830,608	7,785,141
5.50% 4/20/53	13,989,889	13,880,828
5.50% 5/20/53	30,303,559	30,526,603
LVIP Delaware Bond Fund-6

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
5.50% 7/20/53	13,694,040	$13,756,284
6.00% 5/20/53	22,245,992	22,734,050
Total Agency Mortgage-Backed Securities (Cost $2,131,149,130)		2,073,871,985
CORPORATE BONDS–27.31%
Airlines–0.06%
♦United Airlines Pass-Through Trust
3.75% 3/3/28	3,054,961	2,910,452
4.00% 10/11/27	1,238,654	1,182,994
		4,093,446
Auto Manufacturers–0.35%
Ford Motor Credit Co. LLC 6.80% 11/7/28	3,405,000	3,562,876
Mercedes-Benz Finance North America LLC 5.10% 8/3/28	20,075,000	20,462,702
		24,025,578
Auto Parts & Equipment–0.13%
Aptiv PLC 3.10% 12/1/51	14,023,000	9,137,257
		9,137,257
Banks–7.67%
Banco Santander SA 5.59% 8/8/28	4,200,000	4,282,440
μBangkok Bank PCL 3.73% 9/25/34	11,340,000	10,062,889
μBank Leumi Le-Israel BM 7.13% 7/18/33	4,260,000	4,177,015
μBank of America Corp.
2.48% 9/21/36	26,285,000	20,819,523
2.97% 2/4/33	4,955,000	4,215,815
5.82% 9/15/29	12,710,000	13,120,201
6.20% 11/10/28	22,420,000	23,387,216
μBank of New York Mellon Corp. 4.70% 9/20/25	21,135,000	20,596,635
μBarclays PLC
6.22% 5/9/34	4,196,000	4,351,991
7.39% 11/2/28	4,335,000	4,632,670
μBBVA Bancomer SA 5.88% 9/13/34	3,475,000	3,273,214
BPCE SA 5.13% 1/18/28	10,570,000	10,544,921
Citibank NA 5.49% 12/4/26	12,355,000	12,577,361
μCitigroup, Inc. 5.61% 9/29/26	4,320,000	4,351,471
μCitizens Bank NA 6.06% 10/24/25	10,270,000	10,019,084
μCredit Agricole SA 6.32% 10/3/29	16,105,000	16,867,737
Credit Suisse AG 7.95% 1/9/25	13,535,000	13,833,060
μDeutsche Bank AG
3.73% 1/14/32	8,262,000	6,924,882
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μDeutsche Bank AG (continued)
6.72% 1/18/29	15,077,000	$15,788,734
6.82% 11/20/29	11,163,000	11,752,903
7.15% 7/13/27	5,515,000	5,724,481
μFifth Third Bank NA 5.85% 10/27/25	13,250,000	13,213,791
μGoldman Sachs Group, Inc. 6.48% 10/24/29	8,840,000	9,379,660
μHSBC Holdings PLC 5.89% 8/14/27	4,180,000	4,237,866
μHuntington Bancshares, Inc. 6.21% 8/21/29	8,210,000	8,465,582
Huntington National Bank
μ4.55% 5/17/28	6,597,000	6,372,233
5.65% 1/10/30	4,935,000	4,976,547
μING Groep NV 6.08% 9/11/27	4,515,000	4,607,573
μJPMorgan Chase & Co.
1.76% 11/19/31	29,840,000	24,183,869
5.35% 6/1/34	2,616,000	2,653,237
6.25% 10/23/34	4,064,000	4,405,323
μMorgan Stanley
1.93% 4/28/32	5,960,000	4,792,583
2.48% 9/16/36	20,963,000	16,615,012
5.16% 4/20/29	12,870,000	12,943,568
5.25% 4/21/34	2,293,000	2,292,766
6.14% 10/16/26	23,885,000	24,314,772
6.30% 10/18/28	12,237,000	12,818,734
6.41% 11/1/29	5,150,000	5,457,890
6.63% 11/1/34	7,630,000	8,446,818
PNC Bank NA
3.88% 4/10/25	6,913,000	6,767,739
4.05% 7/26/28	7,075,000	6,817,247
μPNC Financial Services Group, Inc. 6.88% 10/20/34	7,745,000	8,598,016
Popular, Inc. 7.25% 3/13/28	17,270,000	17,766,513
SVB Financial Group
‡1.80% 10/28/26	2,432,000	1,600,098
‡1.80% 2/2/31	4,000,000	2,631,335
μ‡4.00% 5/15/26	11,000,000	115,995
μ‡4.57% 4/29/33	5,384,000	3,549,929
Toronto-Dominion Bank 4.11% 6/8/27	3,806,000	3,738,260
Truist Bank
μ2.64% 9/17/29	21,981,000	20,458,882
3.30% 5/15/26	7,220,000	6,891,099
μTruist Financial Corp.
1.89% 6/7/29	13,720,000	11,855,999
4.95% 9/1/25	7,095,000	6,789,119
7.16% 10/30/29	5,251,000	5,671,251
U.S. Bancorp
μ2.49% 11/3/36	4,690,000	3,637,241
3.95% 11/17/25	6,220,000	6,116,287
μ4.65% 2/1/29	16,232,000	15,976,310
μ5.73% 10/21/26	1,384,000	1,392,953
LVIP Delaware Bond Fund-7

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
U.S. Bancorp (continued)
μ6.79% 10/26/27	3,755,000	$3,920,467
		525,776,807
Biotechnology–1.39%
Amgen, Inc.
5.15% 3/2/28	3,745,000	3,833,948
5.25% 3/2/30	14,430,000	14,833,989
5.25% 3/2/33	56,138,000	57,554,509
Royalty Pharma PLC
1.75% 9/2/27	6,895,000	6,182,953
3.35% 9/2/51	12,677,000	8,571,517
3.55% 9/2/50	6,313,000	4,482,258
		95,459,174
Chemicals–0.50%
Celanese U.S. Holdings LLC
6.05% 3/15/25	786,000	790,814
6.17% 7/15/27	10,125,000	10,381,726
OCP SA 5.13% 6/23/51	4,285,000	3,240,994
Sherwin-Williams Co. 3.30% 5/15/50	17,225,000	12,634,083
Sociedad Quimica y Minera de Chile SA 6.50% 11/7/33	6,515,000	6,915,672
		33,963,289
Commercial Services–0.22%
CK Hutchison International 23 Ltd.
4.75% 4/21/28	4,400,000	4,406,983
4.88% 4/21/33	6,925,000	6,941,255
ERAC USA Finance LLC 4.90% 5/1/33	3,490,000	3,485,293
		14,833,531
Computers–0.07%
Apple, Inc. 1.40% 8/5/28	5,015,000	4,443,232
		4,443,232
Diversified Financial Services–1.58%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45% 10/29/26	7,150,000	6,620,337
3.00% 10/29/28	20,435,000	18,656,920
6.50% 7/15/25	3,035,000	3,073,454
Air Lease Corp.
2.88% 1/15/26	22,595,000	21,525,411
3.00% 2/1/30	9,220,000	8,179,693
3.38% 7/1/25	3,290,000	3,184,393
μ4.13% 12/15/26	3,560,000	2,762,391
4.63% 10/1/28	5,692,000	5,561,042
Aviation Capital Group LLC 3.50% 11/1/27	15,880,000	14,627,855
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Jefferies Financial Group, Inc.
2.63% 10/15/31	5,925,000	$4,907,768
5.88% 7/21/28	11,841,000	12,141,800
6.45% 6/8/27	1,766,000	1,833,602
6.50% 1/20/43	5,130,000	5,376,818
		108,451,484
Electric–3.41%
AEP Texas, Inc.
3.45% 1/15/50	1,805,000	1,301,432
4.15% 5/1/49	1,530,000	1,232,999
5.40% 6/1/33	2,525,000	2,563,486
Alfa Desarrollo SpA 4.55% 9/27/51	4,168,828	3,254,517
Appalachian Power Co.
3.70% 5/1/50	2,410,000	1,802,596
4.50% 8/1/32	7,190,000	6,920,738
Atlantic City Electric Co. 4.00% 10/15/28	1,695,000	1,655,961
Berkshire Hathaway Energy Co. 2.85% 5/15/51	21,640,000	14,617,857
Duke Energy Carolinas LLC 4.95% 1/15/33	28,195,000	28,717,179
μDuke Energy Corp. 4.88% 9/16/24	7,100,000	6,990,557
Duke Energy Indiana LLC
2.75% 4/1/50	11,495,000	7,431,468
3.25% 10/1/49	4,095,000	2,968,079
Enel Finance America LLC 2.88% 7/12/41	11,800,000	8,023,336
Enel Finance International NV
1.88% 7/12/28	3,695,000	3,226,577
2.25% 7/12/31	1,709,000	1,388,429
Entergy Arkansas LLC 4.20% 4/1/49	10,450,000	8,944,786
Entergy Texas, Inc. 3.55% 9/30/49	3,560,000	2,686,040
Evergy Kansas Central, Inc. 3.45% 4/15/50	5,975,000	4,363,409
Evergy Metro, Inc. 3.65% 8/15/25	10,103,000	9,880,545
Exelon Corp. 5.30% 3/15/33	13,150,000	13,420,064
Infraestructura Energetica Nova SAPI de CV 3.75% 1/14/28	7,096,000	6,609,224
Louisville Gas & Electric Co. 4.25% 4/1/49	2,505,000	2,118,625
NextEra Energy Capital Holdings, Inc.
3.00% 1/15/52	5,535,000	3,704,171
5.75% 9/1/25	16,660,000	16,817,617
Oglethorpe Power Corp.
3.75% 8/1/50	8,178,000	6,143,263
LVIP Delaware Bond Fund-8

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Oglethorpe Power Corp. (continued)
5.05% 10/1/48	6,185,000	$5,684,070
6.20% 12/1/53	1,740,000	1,866,192
Pacific Gas & Electric Co. 3.30% 8/1/40	21,588,000	15,797,299
Southern California Edison Co.
4.00% 4/1/47	3,505,000	2,857,111
4.88% 3/1/49	11,850,000	10,857,313
Southwestern Electric Power Co. 4.10% 9/15/28	17,845,000	17,261,390
Vistra Operations Co. LLC
5.13% 5/13/25	5,695,000	5,639,617
6.95% 10/15/33	6,960,000	7,324,955
		234,070,902
Engineering & Construction–0.19%
Cellnex Finance Co. SA 3.88% 7/7/41	16,510,000	12,788,151
		12,788,151
Food–0.11%
Bimbo Bakeries USA, Inc. 6.40% 1/15/34	6,980,000	7,745,915
		7,745,915
Gas–0.25%
Atmos Energy Corp. 2.85% 2/15/52	4,815,000	3,260,461
Brooklyn Union Gas Co. 3.87% 3/4/29	14,885,000	13,741,833
		17,002,294
Health Care Services–0.88%
HCA, Inc. 3.50% 7/15/51	21,169,000	14,906,597
UnitedHealth Group, Inc.
4.20% 5/15/32	8,831,000	8,641,364
4.50% 4/15/33	29,812,000	29,622,625
5.05% 4/15/53	7,260,000	7,333,871
		60,504,457
Insurance–1.28%
American International Group, Inc. 5.13% 3/27/33	16,195,000	16,434,364
Aon Corp./Aon Global Holdings PLC
2.90% 8/23/51	12,560,000	8,188,292
5.00% 9/12/32	12,325,000	12,307,266
Athene Holding Ltd.
3.45% 5/15/52	12,375,000	8,315,075
3.95% 5/25/51	5,515,000	4,139,983
Berkshire Hathaway Finance Corp. 3.85% 3/15/52	17,720,000	14,806,139
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Brighthouse Financial, Inc. 3.85% 12/22/51	10,340,000	$6,802,149
New York Life Global Funding 5.45% 9/18/26	9,745,000	9,959,666
Prudential Financial, Inc. 3.70% 3/13/51	8,920,000	7,045,392
		87,998,326
Internet–0.07%
Amazon.com, Inc. 2.50% 6/3/50	7,010,000	4,663,180
		4,663,180
Iron & Steel–0.30%
CSN Resources SA 8.88% 12/5/30	6,190,000	6,450,104
Vale Overseas Ltd. 6.13% 6/12/33	13,475,000	13,985,972
		20,436,076
Media–1.21%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.85% 4/1/61	7,510,000	4,681,082
4.40% 12/1/61	18,914,000	13,069,992
Comcast Corp.
2.80% 1/15/51	1,245,000	829,664
3.38% 8/15/25	17,200,000	16,796,280
4.80% 5/15/33	3,005,000	3,042,130
Discovery Communications LLC 4.00% 9/15/55	33,235,000	23,648,067
Time Warner Cable LLC
6.75% 6/15/39	6,015,000	5,965,837
7.30% 7/1/38	14,595,000	15,050,061
		83,083,113
Mining–0.27%
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	2,870,000	2,582,038
BHP Billiton Finance USA Ltd. 5.25% 9/8/30	15,575,000	16,135,757
		18,717,795
Miscellaneous Manufacturing–0.14%
Teledyne Technologies, Inc. 2.25% 4/1/28	10,470,000	9,480,112
		9,480,112
Office Business Equipment–0.35%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	2,635,000	2,465,622
LVIP Delaware Bond Fund-9

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Office Business Equipment (continued)
CDW LLC/CDW Finance Corp. (continued)
3.28% 12/1/28	23,485,000	$21,528,418
		23,994,040
Oil & Gas–1.23%
BP Capital Markets America, Inc.
2.72% 1/12/32	7,265,000	6,329,610
2.94% 6/4/51	10,410,000	7,210,771
4.81% 2/13/33	16,583,000	16,719,223
μBP Capital Markets PLC 4.88% 3/22/30	5,850,000	5,556,315
ConocoPhillips Co. 5.05% 9/15/33	16,550,000	17,003,217
Diamondback Energy, Inc.
3.13% 3/24/31	10,725,000	9,532,632
4.25% 3/15/52	8,872,000	7,161,635
Occidental Petroleum Corp. 6.13% 1/1/31	9,132,000	9,480,727
Petroleos Mexicanos 6.75% 9/21/47	7,932,000	5,190,034
		84,184,164
Pharmaceuticals–0.82%
AbbVie, Inc.
2.95% 11/21/26	14,660,000	14,057,435
4.05% 11/21/39	21,570,000	19,476,554
CVS Health Corp.
3.75% 4/1/30	4,145,000	3,899,213
5.25% 1/30/31	3,225,000	3,308,171
Takeda Pharmaceutical Co. Ltd. 3.18% 7/9/50	21,445,000	15,335,117
		56,076,490
Pipelines–1.86%
Cheniere Energy Partners LP 4.50% 10/1/29	8,470,000	8,101,274
Enbridge, Inc. 6.70% 11/15/53	3,590,000	4,175,284
Energy Transfer LP
6.10% 12/1/28	13,030,000	13,712,726
μ6.50% 11/15/26	15,980,000	15,185,474
Enterprise Products Operating LLC
3.20% 2/15/52	11,315,000	8,245,199
3.30% 2/15/53	19,037,000	14,105,401
5.35% 1/31/33	5,635,000	5,897,375
Kinder Morgan, Inc. 5.20% 6/1/33	18,870,000	18,756,360
ONEOK, Inc.
5.65% 11/1/28	9,345,000	9,673,909
5.80% 11/1/30	3,175,000	3,300,871
6.05% 9/1/33	1,999,000	2,117,976
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	11,805,000	$11,658,645
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	14,002,000	12,332,455
		127,262,949
Real Estate Investment Trusts–0.94%
American Homes 4 Rent LP 3.63% 4/15/32	8,130,000	7,281,083
American Tower Corp. 2.30% 9/15/31	16,540,000	13,675,712
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332 4.38% 7/22/31	6,000,000	4,545,746
Crown Castle, Inc.
2.10% 4/1/31	5,127,000	4,175,722
4.30% 2/15/29	13,740,000	13,223,101
5.60% 6/1/29	9,630,000	9,846,755
VICI Properties LP 4.95% 2/15/30	11,785,000	11,435,221
		64,183,340
Retail–0.06%
InRetail Consumer 3.25% 3/22/28	4,820,000	4,325,158
		4,325,158
Semiconductors–0.37%
Broadcom, Inc.
3.14% 11/15/35	3,000	2,463
3.47% 4/15/34	18,997,000	16,527,485
Entegris Escrow Corp. 4.75% 4/15/29	5,905,000	5,688,959
SK Hynix, Inc. 1.50% 1/19/26	3,637,000	3,349,815
		25,568,722
Software–0.60%
Autodesk, Inc. 2.40% 12/15/31	11,900,000	10,181,429
Oracle Corp.
3.60% 4/1/50	26,756,000	19,818,346
4.65% 5/6/30	8,980,000	8,944,718
Workday, Inc.
3.50% 4/1/27	960,000	928,855
3.70% 4/1/29	1,465,000	1,406,012
		41,279,360
Telecommunications–0.87%
AT&T, Inc. 3.50% 9/15/53	46,104,000	33,458,000
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 9/20/29	1,468,750	1,456,023
LVIP Delaware Bond Fund-10

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
T-Mobile USA, Inc.
3.00% 2/15/41	6,441,000	$4,820,171
3.75% 4/15/27	13,240,000	12,841,830
5.75% 1/15/34	3,335,000	3,537,241
Verizon Communications, Inc. 2.88% 11/20/50	5,390,000	3,664,555
		59,777,820
Transportation–0.13%
Burlington Northern Santa Fe LLC 2.88% 6/15/52	7,791,000	5,443,260
Rumo Luxembourg Sarl 5.25% 1/10/28	3,675,000	3,537,396
		8,980,656
Total Corporate Bonds (Cost $1,986,041,999)		1,872,306,818
NON-AGENCY ASSET-BACKED SECURITIES–2.88%
•Apex Credit CLO Ltd. Series 2018-1A A2 6.67% (TSFR03M + 1.29%) 4/25/31	7,000,000	7,000,644
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A A 3.35% 9/22/25	5,870,000	5,798,752
•Black Diamond CLO DAC Series 2017-2A A2 6.98% (TSFR03M + 1.56%) 1/20/32	1,812,987	1,808,489
•Catamaran CLO Ltd. Series 2014-1A A1BR 7.06% (TSFR03M + 1.65%) 4/22/30	11,150,000	11,013,412
φCiticorp Residential Mortgage Trust Series 2006-3 A5 4.62% 11/25/36	673,645	663,542
DataBank Issuer Series 2021-1A A2 2.06% 2/27/51	8,500,000	7,690,143
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	26,305,000	23,349,233
Domino's Pizza Master Issuer LLC Series 2021-1A A2I 2.66% 4/25/51	42,900,000	37,923,343
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	1,420,000	1,345,220
Ford Credit Floorplan Master Owner Trust A Series 2020-2 A 1.06% 9/15/27	5,372,000	5,027,645
Hardee's Funding LLC Series 2018-1A A2II 4.96% 6/20/48	2,605,625	2,495,326
•ICG US CLO Ltd. Series 2014-1A A1A2 6.88% (TSFR03M + 1.46%) 10/20/34	4,000,000	3,978,744
JPMorgan Chase Bank NA Series 2021-3 B 0.76% 2/26/29	1,683,497	1,624,389
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•KKR CLO 41 Ltd. Series 2022-41A A1 6.72% (TSFR03M + 1.33%) 4/15/35	5,600,000	$5,569,586
•Marathon CLO XIII Ltd. Series 2019-1A AANR 6.98% (TSFR03M + 1.58%) 4/15/32	3,250,000	3,228,469
•Midocean Credit CLO IX Series 2018-9A A1 6.83% (TSFR03M + 1.41%) 7/20/31	6,259,298	6,259,980
•MKS CLO Ltd. Series 2017-2A A 6.87% (TSFR03M + 1.45%) 1/20/31	4,464,328	4,464,753
•Oaktree CLO Ltd. Series 2019-2A A1AR 6.78% (TSFR03M + 1.38%) 4/15/31	5,582,715	5,553,434
•Octagon Investment Partners 51 Ltd. Series 2021-1A A 6.83% (TSFR03M + 1.41%) 7/20/34	11,000,000	10,999,494
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	9,200,000	9,058,424
•Regatta XIX Funding Ltd. Series 2022-1A A1 6.74% (TSFR03M + 1.32%) 4/20/35	3,000,000	2,989,710
•Signal Peak CLO 5 Ltd. Series 2018-5A A 6.75% (TSFR03M + 1.37%) 4/25/31	3,403,896	3,403,559
•Steele Creek CLO Ltd. Series 2017-1A A 6.91% (TSFR03M + 1.51%) 10/15/30	4,711,704	4,711,596
•TICP CLO IX Ltd. Series 2017-9A A 6.82% (TSFR03M + 1.40%) 1/20/31	7,144,656	7,144,863
•Venture 34 CLO Ltd. Series 2018-34A A 6.89% (TSFR03M + 1.49%) 10/15/31	7,500,000	7,499,715
•Venture 42 CLO Ltd. Series 2021-42A A1A 6.79% (TSFR03M + 1.39%) 4/15/34	15,000,000	14,855,040
•Zais CLO 17 Ltd. Series 2021-17A A1A 7.01% (TSFR03M + 1.59%) 10/20/33	2,000,000	1,992,268
Total Non-Agency Asset-Backed Securities (Cost $207,786,834)		197,449,773
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.10%
•Agate Bay Mortgage Trust
Series 2015-1 B1 3.66% 1/25/45	846,980	797,876
Series 2015-1 B2 3.66% 1/25/45	478,597	450,850
•GS Mortgage-Backed Securities Trust
Series 2021-PJ7 A2 2.50% 1/25/52	10,781,036	8,825,289
LVIP Delaware Bond Fund-11

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•GS Mortgage-Backed Securities Trust (continued)
Series 2021-PJ8 A2 2.50% 1/25/52	15,151,920	$12,403,268
Series 2021-PJ9 A2 2.50% 2/26/52	16,796,710	13,749,683
•JP Morgan Mortgage Trust
Series 2014-2 B1 3.41% 6/25/29	588,553	540,780
Series 2014-2 B2 3.41% 6/25/29	219,277	200,577
Series 2015-1 B2 6.68% 12/25/44	1,442,525	1,417,140
Series 2015-4 B1 3.54% 6/25/45	1,544,489	1,403,572
Series 2015-4 B2 3.54% 6/25/45	1,106,088	1,005,171
Series 2015-5 B2 6.79% 5/25/45	1,060,334	1,047,008
Series 2015-6 B1 3.52% 10/25/45	1,135,923	1,053,406
Series 2015-6 B2 3.52% 10/25/45	962,446	892,023
Series 2015-6 B3 3.52% 10/25/45	1,732,372	1,524,747
Series 2016-4 B1 3.81% 10/25/46	1,091,181	1,001,956
Series 2016-4 B2 3.81% 10/25/46	2,001,155	1,833,470
Series 2017-1 B3 3.45% 1/25/47	3,919,274	3,438,167
Series 2017-2 A3 3.50% 5/25/47	325,311	290,041
Series 2020-2 A3 3.50% 7/25/50	456,192	403,245
Series 2020-7 A3 3.00% 1/25/51	1,996,984	1,710,818
Series 2021-1 A3 2.50% 6/25/51	3,447,538	2,822,133
Series 2021-10 A3 2.50% 12/25/51	7,095,510	5,808,341
Series 2021-11 A3 2.50% 1/25/52	12,205,259	9,991,149
Series 2021-12 A3 2.50% 2/25/52	15,801,019	12,934,616
Series 2021-13 A3 2.50% 4/25/52	16,065,332	13,150,981
•Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 2.50% 12/25/50	4,859,761	3,978,464
Series 2021-1 A2 2.50% 3/25/51	3,341,249	2,730,949
Series 2021-4 A3 2.50% 7/25/51	3,390,535	2,771,232
Series 2021-5 A3 2.50% 8/25/51	10,825,718	8,848,334
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	659,935	$629,208
•RCKT Mortgage Trust
Series 2021-1 A1 2.50% 3/25/51	3,473,929	2,839,395
Series 2021-4 A1 2.50% 9/25/51	16,235,896	13,270,309
Series 2021-6 A1 2.50% 12/25/51	7,275,881	5,946,897
•Sequoia Mortgage Trust
Series 2013-4 B2 3.44% 4/25/43	386,997	362,407
Series 2015-1 B2 3.93% 1/25/45	620,360	587,190
Series 2020-4 A2 2.50% 11/25/50	2,747,675	2,254,745
•Towd Point Mortgage Trust
Series 2017-1 A1 2.75% 10/25/56	34,564	34,285
Series 2018-1 A1 3.00% 1/25/58	594,154	575,666
•Wells Fargo Mortgage-Backed Securities Trust Series 2020-1 A1 3.00% 12/25/49	699,033	598,998
Total Non-Agency Collateralized Mortgage Obligations (Cost $175,328,158)		144,124,386
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–8.79%
BANK
•Series 2017-BNK5 B 3.90% 6/15/60	4,085,000	3,673,933
Series 2017-BNK7 A5 3.44% 9/15/60	17,405,000	16,400,371
Series 2019-BN20 A3 3.01% 9/15/62	6,159,000	5,330,682
Series 2019-BN21 A5 2.85% 10/17/52	12,550,000	11,094,530
Series 2020-BN25 A5 2.65% 1/15/63	40,000,000	34,634,792
•Series 2022-BNK40 B 3.39% 3/15/64	8,850,000	7,208,440
•Series 2022-BNK41 A4 3.79% 4/15/65	5,845,000	5,356,943
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	18,430,000	15,482,971
Benchmark Mortgage Trust
•Series 2018-B1 A5 3.67% 1/15/51	1,220,000	1,141,817
Series 2020-B17 A5 2.29% 3/15/53	21,500,000	17,936,885
Series 2020-B20 A5 2.03% 10/15/53	22,100,000	17,520,736
LVIP Delaware Bond Fund-12

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust (continued)
Series 2020-B21 A5 1.98% 12/17/53	13,290,000	$10,752,248
Series 2020-B22 A5 1.97% 1/15/54	24,350,000	19,559,420
Series 2021-B24 A5 2.58% 3/15/54	6,634,000	5,417,477
Series 2021-B25 A5 2.58% 4/15/54	14,130,000	11,420,122
•Series 2022-B32 B 3.20% 1/15/55	9,000,000	6,713,688
•Series 2022-B32 C 3.45% 1/15/55	11,000,000	7,859,234
•Series 2022-B33 B 3.61% 3/15/55	4,450,000	3,648,883
•Series 2022-B33 C 3.61% 3/15/55	4,450,000	3,191,608
•BMO Mortgage Trust Series 2022-C1 A5 3.37% 2/15/55	3,555,000	3,149,007
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.79% 5/15/52	16,282,000	15,128,562
Series 2019-CF2 A5 2.87% 11/15/52	5,950,000	5,232,279
Series 2019-CF3 A4 3.01% 1/15/53	13,150,000	11,447,318
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	9,638,427	9,192,013
•Series 2017-CD6 B 3.91% 11/13/50	2,760,000	2,335,033
Series 2019-CD8 A4 2.91% 8/15/57	16,075,000	13,245,860
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	7,090,000	6,655,263
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	4,991,000	4,842,376
Series 2015-GC27 A5 3.14% 2/10/48	7,120,000	6,924,511
Series 2016-P3 A4 3.33% 4/15/49	7,897,000	7,508,647
Series 2017-C4 A4 3.47% 10/12/50	18,940,000	17,671,679
Series 2019-C7 A4 3.10% 12/15/72	11,904,000	10,683,964
Series 2020-555 A 2.65% 12/10/41	6,700,000	5,522,580
COMM Mortgage Trust
Series 2014-CR19 A5 3.80% 8/10/47	3,947,000	3,907,841
Series 2014-CR20 AM 3.94% 11/10/47	11,135,000	10,626,375
Series 2015-3BP A 3.18% 2/10/35	22,346,000	21,234,130
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2015-CR23 A4 3.50% 5/10/48	3,327,000	$3,225,161
Series 2016-CR28 A4 3.76% 2/10/49	8,148,000	7,829,884
DB-JPM Mortgage Trust
Series 2016-C1 A4 3.28% 5/10/49	4,585,000	4,354,506
Series 2020-C9 A5 1.93% 8/15/53	11,250,000	9,206,161
Series 2020-C9 B 2.57% 8/15/53	3,250,000	2,456,354
Grace Trust Series 2020-GRCE A 2.35% 12/10/40	9,310,000	7,539,415
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	5,118,000	4,943,758
Series 2017-GS6 A3 3.43% 5/10/50	14,900,000	13,761,498
•Series 2018-GS9 B 4.32% 3/10/51	2,875,000	2,546,988
Series 2019-GC39 A4 3.57% 5/10/52	2,200,000	2,024,000
Series 2019-GC42 A4 3.00% 9/10/52	20,000,000	17,807,888
Series 2020-GC47 A5 2.38% 5/12/53	14,250,000	12,110,994
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	7,000,000	5,985,002
Series 2015-JP1 A5 3.91% 1/15/49	8,627,000	8,326,846
Series 2016-JP2 A4 2.82% 8/15/49	10,654,000	9,886,418
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	10,930,502	10,497,649
Series 2015-C33 A4 3.77% 12/15/48	18,043,000	17,390,419
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	11,776,000	11,000,434
Series 2016-C4 A3 3.14% 12/15/49	7,150,000	6,584,364
Series 2017-C7 A5 3.41% 10/15/50	4,220,000	3,929,600
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	4,299,751	4,196,931
Series 2015-C23 A4 3.72% 7/15/50	17,967,000	17,372,316
Series 2015-C26 A5 3.53% 10/15/48	5,698,000	5,496,954
Series 2016-C29 A4 3.33% 5/15/49	4,910,000	4,648,544
LVIP Delaware Bond Fund-13

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Morgan Stanley Capital I Trust Series 2019-L3 A4 3.13% 11/15/52		6,400,000	$5,712,076
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47		5,756,058	5,592,311
Series 2015-NXS3 A4 3.62% 9/15/57		3,185,000	3,066,081
Series 2016-BNK1 A3 2.65% 8/15/49		7,895,000	7,329,924
Series 2019-C54 A4 3.15% 12/15/52		28,403,000	25,464,721
Series 2020-C58 A4 2.09% 7/15/53		3,275,000	2,702,273
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $705,640,622)			602,641,688
ΔSOVEREIGN BONDS–1.26%
Kazakhstan—0.07%
Kazakhstan Government International Bonds 4.88% 10/14/44		4,957,000	4,787,352
			4,787,352
United Kingdom—1.19%
U.K. Gilts 4.50% 6/7/28	GBP	61,145,000	81,227,480
			81,227,480
Total Sovereign Bonds (Cost $81,031,884)			86,014,832
SUPRANATIONAL BANK–0.42%
Central American Bank for Economic Integration 2.00% 5/6/25		30,000,000	28,715,714
Total Supranational Bank (Cost $29,998,828)			28,715,714
U.S. TREASURY OBLIGATIONS–22.04%
U.S. Treasury Bonds
1.75% 8/15/41		13,170,000	9,159,323
2.00% 11/15/41		4,800,000	3,471,937
2.25% 8/15/46		131,705,000	93,639,168
3.88% 2/15/43		7,990,000	7,617,966
4.13% 8/15/53		71,350,000	72,119,242
4.38% 8/15/43		19,395,000	19,798,052
4.75% 11/15/43		36,005,000	38,620,988
4.75% 11/15/53		71,015,000	79,636,665
U.S. Treasury Notes
3.38% 5/15/33		87,430,000	83,905,478
3.50% 1/31/30		123,935,000	121,209,398
3.88% 8/15/33		20,315,000	20,289,606
4.13% 6/15/26		6,015,000	6,013,590
4.38% 12/15/26		21,625,000	21,836,182
4.38% 11/30/28		226,215,000	231,481,568
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
4.50% 11/15/33	112,775,000	$118,396,129
4.63% 10/15/26	2,875,000	2,917,676
4.63% 9/30/28	295,845,000	305,367,511
4.63% 9/30/30	6,115,000	6,374,410
4.88% 10/31/28	159,205,000	166,182,656
4.88% 10/31/30	20,500,000	21,681,953
5.00% 9/30/25	39,250,000	39,650,166
^U.S. Treasury Strip Principal 0.00% 5/15/44	97,675,000	41,219,818
Total U.S. Treasury Obligations (Cost $1,523,644,253)		1,510,589,482

	Number of Shares
MONEY MARKET FUND–0.22%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	15,261,249	15,261,249
Total Money Market Fund (Cost $15,261,249)		15,261,249

	Principal Amount°
SHORT-TERM INVESTMENTS—2.30%
Discounted Commercial Paper–2.30%
≠American Crystal Sugar Co.
5.76% 1/25/24	5,000,000	4,981,167
≠American Honda Finance Corp.
5.73% 1/4/24	5,000,000	4,997,667
≠AT&T, Inc.
6.01% 3/25/24	9,250,000	9,124,683
6.07% 3/25/24	2,938,000	2,898,197
≠Bank of Montreal
5.99% 7/5/24	15,000,000	14,591,752
≠Citigroup Global Markets, Inc.
5.84% 3/1/24	4,000,000	3,961,850
5.94% 5/1/24	6,000,000	5,888,933
≠Duke Energy Corp.
5.93% 2/27/24	10,000,000	9,910,067
≠HSBC USA, Inc.
5.88% 5/7/24	6,585,000	6,455,221
6.05% 9/20/24	5,250,000	5,037,980
6.39% 10/31/24	10,000,000	9,536,572
≠Lloyds Bank PLC
5.93% 6/28/24	4,750,000	4,623,746
≠Natixis SA
5.93% 3/15/24	6,000,000	5,930,407
≠NatWest Markets PLC
5.88% 2/6/24	1,518,000	1,509,499
5.91% 2/12/24	7,000,000	6,954,267
5.98% 5/21/24	3,000,000	2,934,216
≠New Jersey Natural Gas Co.
5.48% 1/2/24	5,000,000	4,999,250
LVIP Delaware Bond Fund-14

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠Northern Illinois Gas Co.
5.45% 1/2/24	5,700,000	$5,699,150
≠Peoples Gas Light & Coke Co.
5.51% 1/8/24	5,640,000	5,634,056
≠Southern California Edison Co.
5.97% 1/3/24	7,500,000	7,497,575
6.03% 1/22/24	10,000,000	9,965,933
≠Toronto-Dominion Bank
5.94% 5/16/24	6,800,000	6,659,610
≠Toyota Industries Commercial Finance, Inc.
5.55% 3/25/24	1,000,000	987,068
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS (continued)
Discounted Commercial Paper (continued)
≠VW Credit, Inc.
5.85% 1/18/24	10,000,000	$9,972,989
≠Wisconsin Power & Light Co.
5.43% 1/2/24	7,000,000	6,998,960
Total Short-Term Investments (Cost $157,666,746)		157,750,815

TOTAL INVESTMENTS–99.75% (Cost $7,163,328,327)	6,838,052,949

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.25%	17,105,184
NET ASSETS APPLICABLE TO 584,660,318 SHARES OUTSTANDING–100.00%	$6,855,158,133
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND STANDARD CLASS ($2,805,119,722 / 239,176,286 Shares)	$11.728
NET ASSET VALUE PER SHARE–LVIP DELAWARE BOND FUND SERVICE CLASS ($4,050,038,411 / 345,484,032 Shares)	$11.723
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$7,889,370,540
Distributable earnings/(accumulated loss)	(1,034,212,407)
TOTAL NET ASSETS	$6,855,158,133

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
‡Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
φStep coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2023.
ΔSecurities have been classified by country of origin.
^Zero coupon security. The rate shown is the yield at the time of purchase.
≠The rate shown is the effective yield at the time of purchase.

★Includes $22,883,000 cash collateral held at broker for futures contracts, $3,328,639 cash collateral held at brokers for centrally cleared swap contracts, $2,130,100 cash collateral held at broker for certain open bilateral derivatives, $595,591 variation margin due from broker on futures contracts, $18,868 variation margin due from brokers on centrally cleared swap contracts, $51,789,179 payable for securities purchased, $4,569,679 payable for fund shares redeemed, $81,590 other accrued expenses payable, $3,123,231 due to manager and affiliates,
$53,260 payable for audit fee and $196,846 payable for fund accounting fee as of December 31, 2023.

LVIP Delaware Bond Fund-15

LVIP Delaware Bond Fund
Statement of Net Assets (continued)

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contract1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	GBP	(62,100,000)	USD	77,177,986	2/16/24	$—	$(1,997,842)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
4,052	U.S. Treasury 10 yr Notes	$457,432,812	$440,790,863	3/19/24	$16,641,949	$—
(440)	U.S. Treasury 10 yr Ultra Notes	(51,926,875)	(51,231,702)	3/19/24	—	(695,173)
(627)	U.S. Treasury 2 yr Notes	(129,108,117)	(127,690,594)	3/28/24	—	(1,417,523)
7,456	U.S. Treasury 5 yr Notes	811,014,754	790,875,442	3/28/24	20,139,312	—
510	U.S. Treasury Long Bonds	63,718,125	58,599,754	3/19/24	5,118,371	—
(165)	U.S. Treasury Ultra Bonds	(22,042,968)	(19,910,521)	3/19/24	—	(2,132,447)
Total Futures Contracts					$41,899,632	$(4,245,143)
Swap Contract1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[2]	Unrealized Depreciation[2]
Centrally Cleared:
Protection Purchased
CDX.NA.HY.41- Quarterly[4]	67,518,000	(5.00%)	12/20/28	$(4,051,047)	$(3,695,806)	$—	$(355,241)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the
Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2023.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

Summary of Abbreviations:
BMO–Bank of Montreal
CDX.NA.HY–Credit Default Swap Index North America High Yield
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
FREMF–Freddie Mac Multifamily
GBP–British Pound Sterling
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPMC–JPMorgan Chase
JPM-DB–JPMorgan Deutsche Bank
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
TSFR03M–3 Month Term Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
LVIP Delaware Bond Fund-16

LVIP Delaware Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
STACR–Structured Agency Credit Risk
TBA–To be announced
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund-17

LVIP Delaware Bond Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$286,253,648
Foreign taxes refunded	1,690
286,255,338
EXPENSES:
Management fees	19,935,323
Distribution fees-Service Class	13,648,037
Shareholder servicing fees	1,872,948
Accounting and administration expenses	1,180,723
Trustees’ fees and expenses	236,130
Professional fees	222,451
Reports and statements to shareholders	142,005
Custodian fees	68,715
Pricing fees	46,806
Consulting fees	7,031
Other	104,883
Total operating expenses	37,465,052
NET INVESTMENT INCOME	248,790,286
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(264,543,590)
Foreign currencies	(2,031)
Foreign currency exchange contracts	(731,538)
Futures contracts	(40,114,656)
Options purchased	(1,912,305)
Swap contracts	1,675,164
Net realized loss	(305,628,956)
Net change in unrealized appreciation (depreciation) of:
Investments	387,757,546
Foreign currencies	2,667
Foreign currency exchange contracts	(1,997,842)
Futures contracts	38,059,132
Swap contracts	(355,241)
Net change in unrealized appreciation (depreciation)	423,466,262
NET REALIZED AND UNREALIZED GAIN	117,837,306
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$366,627,592
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$248,790,286	$170,633,148
Net realized loss	(305,628,956)	(435,150,592)
Net change in unrealized appreciation (depreciation)	423,466,262	(785,224,092)
Net increase (decrease) in net assets resulting from operations	366,627,592	(1,049,741,536)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(87,187,698)	(74,090,559)
Service Class	(112,397,659)	(107,632,541)
Return of capital:
Standard Class	—	(4,213,769)
Service Class	—	(7,002,504)
	(199,585,357)	(192,939,373)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	679,206,686	277,152,377
Service Class	332,347,537	224,281,096
Reinvestment of dividends and distributions:
Standard Class	87,187,698	78,304,328
Service Class	112,397,659	114,635,045
	1,211,139,580	694,372,846
Cost of shares redeemed:
Standard Class	(363,259,476)	(484,976,175)
Service Class	(337,864,149)	(544,572,397)
	(701,123,625)	(1,029,548,572)
Increase (decrease) in net assets derived from capital share transactions	510,015,955	(335,175,726)
NET INCREASE (DECREASE) IN NET ASSETS	677,058,190	(1,577,856,635)
NET ASSETS:
Beginning of year	6,178,099,943	7,755,956,578
End of year	$6,855,158,133	$6,178,099,943
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund-18

LVIP Delaware Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.430	$13.691	$14.404	$13.701	$13.057
Income (loss) from investment operations:
Net investment income[1]	0.471	0.343	0.236	0.303	0.390
Net realized and unrealized gain (loss)	0.203	(2.209)	(0.493)	1.047	0.809
Total from investment operations	0.674	(1.866)	(0.257)	1.350	1.199
Less dividends and distributions from:
Net investment income	(0.376)	(0.375)	(0.284)	(0.344)	(0.366)
Net realized gain	—	—	(0.172)	(0.303)	(0.126)
Return of capital	—	(0.020)	—	—	(0.063)
Total dividends and distributions	(0.376)	(0.395)	(0.456)	(0.647)	(0.555)
Net asset value, end of period	$11.728	$11.430	$13.691	$14.404	$13.701
Total return[2]	5.93%	(13.70% )	(1.80% )	9.87%	9.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,805,120	$2,334,652	$2,932,099	$2,816,560	$2,604,021
Ratio of expenses to average net assets	0.37%	0.37%	0.36%	0.37%	0.37%
Ratio of net investment income to average net assets	4.06%	2.78%	1.67%	2.09%	2.84%
Portfolio turnover	121%	156%	298%	163%	164%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund-19

LVIP Delaware Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Bond Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.426	$13.684	$14.398	$13.699	$13.056
Income (loss) from investment operations:
Net investment income[1]	0.430	0.299	0.186	0.252	0.341
Net realized and unrealized gain (loss)	0.202	(2.206)	(0.492)	1.044	0.810
Total from investment operations	0.632	(1.907)	(0.306)	1.296	1.151
Less dividends and distributions from:
Net investment income	(0.335)	(0.331)	(0.236)	(0.294)	(0.326)
Net realized gain	—	—	(0.172)	(0.303)	(0.126)
Return of capital	—	(0.020)	—	—	(0.056)
Total dividends and distributions	(0.335)	(0.351)	(0.408)	(0.597)	(0.508)
Net asset value, end of period	$11.723	$11.426	$13.684	$14.398	$13.699
Total return[2]	5.57%	(14.00% )	(2.14% )	9.48%	8.83%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,050,038	$3,843,448	$4,823,857	$4,518,452	$4,076,030
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.72%	0.72%
Ratio of net investment income to average net assets	3.71%	2.43%	1.32%	1.74%	2.49%
Portfolio turnover	121%	156%	298%	163%	164%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Bond Fund-20

LVIP Delaware Bond Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize current income yield consistent with a prudent investment strategy.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Delaware Bond Fund-21

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Delaware Bond Fund is $71,339 and $70,276 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$519,769
Legal	85,148
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Delaware Bond Fund-22

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $81,701 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$1,770,215
Distribution fees payable to LFD	1,186,493
Shareholder servicing fees payable to Lincoln Life	166,523
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$1,489,301,379
Purchases of U.S. government securities	6,792,679,480
Sales other than U.S. government securities	1,738,234,278
Sales of U.S. government securities	5,778,761,174
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$7,165,285,238
Aggregate unrealized appreciation of investments and derivatives	$123,884,055
Aggregate unrealized depreciation of investments and derivatives	(451,112,940)
Net unrealized depreciation of investments and derivatives	$(327,228,885)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange
LVIP Delaware Bond Fund-23

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$146,513,439	$—	$146,513,439
Agency Commercial Mortgage-Backed Security	—	2,812,768	—	2,812,768
Agency Mortgage-Backed Securities	—	2,073,871,985	—	2,073,871,985
Corporate Bonds	—	1,872,306,818	—	1,872,306,818
Non-Agency Asset-Backed Securities	—	197,449,773	—	197,449,773
Non-Agency Collateralized Mortgage Obligations	—	144,124,386	—	144,124,386
Non-Agency Commercial Mortgage-Backed Securities	—	602,641,688	—	602,641,688
Sovereign Bonds	—	86,014,832	—	86,014,832
Supranational Bank	—	28,715,714	—	28,715,714
U.S. Treasury Obligations	—	1,510,589,482	—	1,510,589,482
Money Market Fund	15,261,249	—	—	15,261,249
Short-Term Investments	—	157,750,815	—	157,750,815
Total Investments	$15,261,249	$6,822,791,700	$—	$6,838,052,949
Derivatives:

Assets:
Futures Contracts	$41,899,632	$—	$—	$41,899,632
Liabilities:
Foreign Currency Exchange Contract	$—	$(1,997,842)	$—	$(1,997,842)
Futures Contracts	$(4,245,143)	$—	$—	$(4,245,143)
Swap Contract	$—	$(355,241)	$—	$(355,241)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses, Passive Foreign Investment Companies ("PFICs"), premium amortization, callable premium bond adjustments and futures, forwards and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$199,585,357	$181,723,100
Return of capital	—	11,216,273
Total	$199,585,357	$192,939,373
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$53,028,041
Capital loss carryforward	(747,453,446)
Other temporary differences	(12,558,117)
Net unrealized depreciation	(327,228,885)
Distributable earnings/(accumulated loss)	$(1,034,212,407)
LVIP Delaware Bond Fund-24

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2	$(2)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$227,700,055	$519,753,391	$747,453,446
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	58,726,976	22,379,207
Service Class	28,639,602	18,222,356
Shares reinvested:
Standard Class	7,529,812	6,677,717
Service Class	9,710,381	9,778,708
	104,606,771	57,057,988
Shares redeemed:
Standard Class	(31,337,511)	(38,964,958)
Service Class	(29,243,048)	(44,147,009)
	(60,580,559)	(83,111,967)
Net increase (decrease)	44,026,212	(26,053,979)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency
LVIP Delaware Bond Fund-25

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2023, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.   During the year ended December 31, 2023, the Fund had open options contracts with a notional of $1,912,305 for 14 days.
During the year ended December 31, 2023, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions.
Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
LVIP Delaware Bond Fund-26

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2023, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used CDS contracts to gain exposure to certain securities or markets and to hedge against credit events.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(1,997,842)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	41,899,632	Receivables and other assets net of liabilities	(4,245,143)
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(355,241)
Total		$41,899,632		$(6,598,226)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(731,538)	$(1,997,842)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(40,114,656)	38,059,132
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(1,912,305)	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	1,675,164	(355,241)
Total		$(41,083,335)	$35,706,049
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$—	$23,627,251
Futures contracts (average notional value)	999,650,949	208,734,480
CDS contracts (average notional value)*	4,907,692	10,086,000

*Long represents buying protection and short represents selling protection.
LVIP Delaware Bond Fund-27

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2023, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
JPMorgan Chase Bank	$2,130,100
Total	$2,130,100
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2023, the Fund had no assets and liabilities subject to offsetting provisions.
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(1,997,842)	$(1,997,842)
Total	$—	$(1,997,842)	$(1,997,842)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
JPMorgan Chase Bank	$(1,997,842)	$—	$—	$—	$1,997,842	$—
Total	$(1,997,842)	$—	$—	$—	$1,997,842	$—

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Delaware Bond Fund-28

LVIP Delaware Bond Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Bond Fund-29

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Bond Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware Bond Fund–30

LVIP Delaware Bond Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Bond Fund-31

LVIP Delaware Bond Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Bond Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Bond Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark for the three- and ten-year periods and below the return of the Morningstar peer group median and above the return of the benchmark index for the five-year period.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which includes breakpoints, and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser.  The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and make DIFA more attractive to potential clients.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Bond Fund-32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware Bond Fund-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware Bond Fund-34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware Bond Fund-35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Bond Fund-36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Bond Fund-37

LVIP Delaware Diversified Floating Rate Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Diversified Floating Rate Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Floating Rate Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 5.57% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmarks, the Secured Overnight Financing Rate Index1, returned 5.21% and the ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index2, returned 5.12%.
After a challenging year for bonds in 2022, investors’ insatiable drive for income was rewarded as fixed income markets produced positive returns as attractive break-even points drew buyers into the asset class. Inflation continued to move lower and provided fodder for investors to begin to price in a pivot by the U.S. Federal Reserve (the Fed) to cut rates in 2024 after four hikes during the first seven months of the year. The U.S. 10-year Treasury rate hit yields not observed since before the Great Financial Crisis, peaking at 5% in October. Higher yields, coupled with investors’ belief the Fed was done raising rates, resulted in financial conditions easing leading to one of the strongest bond market rallies in decades during the fourth quarter. Corporate credit performed well with domestic high yield generating double digit returns, and CCC-rated bonds returning nearly 20%, according to Bloomberg. The securitized market generated positive excess returns, even the beleaguered agency mortgage-backed securities market was positive for the year.
The Fund outperformed the benchmark on a net basis in 2023. Total returns were positive for fixed rate bonds across all major asset classes on an unhedged basis. While there was significant rates volatility throughout the year, short-end and intermediate rates ended the year lower, while the long-end was slightly higher. Therefore, derivatives used as interest rate hedges had a negligible effect on the Fund for the year. All asset classes, except corporate mortgage-backed securities  (CMBS), outperformed the benchmark on an unhedged basis for the year.
The Fund utilized interest rate swaps and Treasury futures throughout the year as risk management tools. Interest rate swaps were utilized to convert fixed rate exposure to floating rate exposure, as well as managing the overall duration of the Fund. Treasury futures provided an efficient alternative to manage duration. Credit default (CDX) swaps may be used to hedge the Fund’s credit risk, but the Fund did not have any exposure during the year.
The Fund transitioned its benchmark on May 1, 2023. The transition occurred without any disruption to the Fund.
The Fund had significant exposure, as is typical, to corporate bonds throughout the year. However, as we transitioned out of 2022, the Fund’s exposure to corporate bonds was reduced as credit spreads moved through long-term averages. Agency mortgage-backed securities (MBS) was added multiple times throughout the year as spreads widened to very attractive levels. Bank loans and collateralized loan obligations (CLO), which are two traditional floating rate assets classes, were also reduced as we took a more conservative approach in the Fund.
Portfolio Managers:
Delaware Investments Fund Advisers:
 J. David Hillmeyer
Brian M. Scotto
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware Diversified Floating Rate Fund - Standard Class
LVIP Delaware Diversified Floating Rate Fund - Service Class
Secured Overnight Financing Rate Index
ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index
$12,500
$12,000
$11,500
$11,000
$10,500
$10,000
$9,500
12/31/13
12/31/23
$11,814
$11,537
$11,521
$11,151

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Floating Rate Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,814 for the Standard Class shares and to $11,521 for the Service Class shares. For comparison, look at how the Secured Overnight Financing Rate Index and ICE Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index did over the same period. The same $10,000 investment would have increased to $11,151 and $11,537, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 5.57%
Five Years	+ 2.38%
Ten Years	+ 1.68%
Service Class Shares
One Year	+ 5.31%
Five Years	+ 2.13%
Ten Years	+ 1.43%
LVIP Delaware Diversified Floating Rate Fund-1

LVIP Delaware Diversified Floating Rate Fund
2023 Annual Report Commentary (unaudited) (continued)
1. The Secured Overnight Financing Rate (SOFR) Index measures the cumulative impact of compounding the SOFR on a unit of investment over time, with the initial value set to 1.00000000 on April 2, 2018, the first value date of the SOFR.
2. The Intercontinental Exchange (ICE) Bank of America USD 3-Month Deposit Offered Rate Constant Maturity Index tracks the performance of a synthetic asset paying London interbank offered rate (LIBOR) to a stated maturity. The index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that day’s fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”).  Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware Diversified Floating Rate Fund-2

LVIP Delaware Diversified Floating Rate Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,031.40	0.63%	$3.23
Service Class Shares	1,000.00	1,030.00	0.88%	4.50
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.00	0.63%	$3.21
Service Class Shares	1,000.00	1,020.80	0.88%	4.48

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware Diversified Floating Rate Fund-3

LVIP Delaware Diversified Floating Rate Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.33%
Agency Mortgage-Backed Securities	7.59%
Agency Obligations	2.06%
Corporate Bonds	27.84%
Aerospace & Defense	0.11%
Airlines	0.09%
Auto Manufacturers	0.42%
Banks	9.45%
Biotechnology	0.26%
Building Materials	0.24%
Chemicals	0.09%
Commercial Services	0.49%
Computers	0.40%
Diversified Financial Services	2.01%
Electric	3.04%
Electronics	0.05%
Entertainment	0.30%
Food	0.18%
Health Care Products	0.21%
Health Care Services	0.91%
Insurance	1.62%
Iron & Steel	0.11%
Machinery Diversified	0.08%
Media	0.77%
Mining	0.23%
Miscellaneous Manufacturing	1.00%
Office Business Equipment	0.15%
Oil & Gas	0.37%
Pharmaceuticals	0.62%
Pipelines	2.48%
Real Estate Investment Trusts	0.57%
Semiconductors	0.45%
Software	0.16%
Telecommunications	0.98%
Loan Agreements	5.52%
Non-Agency Asset-Backed Securities	8.03%
Non-Agency Commercial Mortgage-Backed Securities	8.71%
Regional Bond	1.08%
Sovereign Bonds	5.33%
Supranational Banks	8.48%
U.S. Treasury Obligations	21.10%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	4.11%
Total Investments	101.18%
Liabilities Net of Receivables and Other Assets	(1.18%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	33.05%
AAA	30.00%
AA	5.45%
A	11.46%
BBB	15.69%
BB	2.43%
B	0.70%
Non-Rated	1.22%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Diversified Floating Rate Fund-4

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.33%
•Fannie Mae Connecticut Avenue Securities
Series 2023-R07 2M1 7.29% (SOFR30A + 1.95%) 9/25/43	4,251,193	$4,281,757
Series 2023-R08 1M1 6.84% (SOFR30A + 1.50%) 10/25/43	2,397,469	2,402,062
•Freddie Mac STACR REMIC Trust
Series 2021-HQA2 M1 6.04% (SOFR30A + 0.70%) 12/25/33	562,989	562,686
Series 2023-HQA3 A1 7.19% (SOFR30A + 1.85%) 11/25/43	2,976,564	2,993,307
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 6.50% (SOFR30A + 1.16%) 12/25/29	63,050	63,090
Total Agency Collateralized Mortgage Obligations (Cost $10,251,112)		10,302,902
AGENCY MORTGAGE-BACKED SECURITIES–7.59%
Fannie Mae S.F. 30 yr
4.50% 10/1/52	5,567,118	5,398,197
5.50% 3/1/53	4,702,706	4,721,717
6.00% 12/1/52	6,767,854	6,887,360
6.00% 6/1/53	3,650,744	3,706,833
Freddie Mac S.F. 15 yr 4.50% 5/1/38	7,577,857	7,535,804
Freddie Mac S.F. 20 yr 5.50% 7/1/43	3,662,624	3,715,252
Freddie Mac S.F. 30 yr
4.50% 10/1/52	3,911,008	3,792,338
5.00% 6/1/53	9,144,155	9,046,392
5.50% 11/1/52	2,521,216	2,539,961
6.00% 9/1/53	7,717,758	7,836,331
GNMA II S.F. 30 yr 5.00% 9/20/52	3,708,552	3,687,019
Total Agency Mortgage-Backed Securities (Cost $58,151,293)		58,867,204
AGENCY OBLIGATIONS–2.06%
Federal Home Loan Mortgage Corp.
0.63% 9/8/25	8,165,000	7,659,850
4.00% 2/28/25	4,220,000	4,183,174
4.20% 8/28/25	4,220,000	4,176,273
Total Agency Obligations (Cost $16,605,000)		16,019,297
CORPORATE BONDS–27.84%
Aerospace & Defense–0.11%
Boeing Co. 2.20% 2/4/26	910,000	859,847
		859,847
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines–0.09%
♦United Airlines Pass-Through Trust
3.75% 3/3/28	489,701	$466,537
4.00% 10/11/27	264,853	252,951
		719,488
Auto Manufacturers–0.42%
Ford Motor Credit Co. LLC
2.30% 2/10/25	200,000	192,334
2.90% 2/16/28	450,000	403,999
2.90% 2/10/29	280,000	245,227
6.80% 11/7/28	315,000	329,605
6.95% 6/10/26	675,000	692,431
Mercedes-Benz Finance North America LLC
5.05% 8/3/33	410,000	421,613
5.10% 8/3/28	990,000	1,009,120
		3,294,329
Banks–9.45%
Banco Santander SA 5.59% 8/8/28	600,000	611,777
μBank of America Corp.
1.84% 2/4/25	4,560,000	4,542,307
2.48% 9/21/36	2,020,000	1,599,979
2.97% 2/4/33	611,000	519,851
5.82% 9/15/29	984,000	1,015,758
5.87% 9/15/34	485,000	507,684
6.20% 11/10/28	1,315,000	1,371,730
μBank of New York Mellon Corp. 5.80% 10/25/28	150,000	155,518
μBarclays PLC
6.22% 5/9/34	501,000	519,625
7.39% 11/2/28	436,000	465,939
Citibank NA 5.49% 12/4/26	505,000	514,089
μCitizens Bank NA
4.12% 5/23/25	3,885,000	3,791,404
6.06% 10/24/25	1,410,000	1,375,551
μCitizens Financial Group, Inc. 4.30% 2/11/31	750,000	636,337
Credit Agricole SA 5.51% 7/5/33	1,645,000	1,705,085
Credit Suisse AG 7.95% 1/9/25	420,000	429,249
μDeutsche Bank AG
6.72% 1/18/29	492,000	515,226
6.82% 11/20/29	752,000	791,739
7.15% 7/13/27	640,000	664,310
Fifth Third Bancorp 3.65% 1/25/24	2,860,000	2,855,288
Goldman Sachs Group, Inc.
μ1.54% 9/10/27	1,151,000	1,043,977
•6.23% (SOFR + 0.81%) 3/9/27	2,705,000	2,664,640
μ6.48% 10/24/29	1,085,000	1,151,237
LVIP Delaware Diversified Floating Rate Fund-5

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (continued)
•6.81% (TSFR03M + 1.43%) 5/15/26	4,925,000	$4,956,302
μHSBC Holdings PLC 5.89% 8/14/27	410,000	415,676
μHuntington Bancshares, Inc. 6.21% 8/21/29	1,020,000	1,051,753
Huntington National Bank
μ4.01% 5/16/25	2,230,000	2,196,863
μ4.55% 5/17/28	790,000	763,084
5.65% 1/10/30	555,000	559,672
μING Groep NV 6.08% 9/11/27	485,000	494,944
μJPMorgan Chase & Co.
2.55% 11/8/32	1,165,000	972,051
4.08% 4/26/26	1,040,000	1,023,079
KeyBank NA 4.15% 8/8/25	2,130,000	2,064,770
μKeyCorp 3.88% 5/23/25	1,885,000	1,842,876
•Kreditanstalt fuer Wiederaufbau 6.39% (SOFRINDX + 1.00%) 2/12/24	7,000,000	7,007,055
μMorgan Stanley
1.93% 4/28/32	115,000	92,474
2.48% 9/16/36	135,000	106,999
5.25% 4/21/34	282,000	281,971
6.14% 10/16/26	4,755,000	4,840,558
6.30% 10/18/28	2,105,000	2,205,069
6.41% 11/1/29	705,000	747,148
6.63% 11/1/34	960,000	1,062,771
PNC Bank NA 3.88% 4/10/25	970,000	949,618
μPNC Financial Services Group, Inc. 6.88% 10/20/34	1,070,000	1,187,847
Popular, Inc. 7.25% 3/13/28	555,000	570,956
SVB Financial Group
‡1.80% 10/28/26	277,000	182,248
μ‡4.57% 4/29/33	690,000	454,950
Toronto-Dominion Bank 4.11% 6/8/27	266,000	261,266
μTruist Bank 2.64% 9/17/29	653,000	607,782
μTruist Financial Corp.
1.89% 6/7/29	810,000	699,953
7.16% 10/30/29	715,000	772,223
U.S. Bancorp
3.38% 2/5/24	1,895,000	1,890,509
μ4.65% 2/1/29	717,000	705,706
μ5.73% 10/21/26	175,000	176,132
μ6.79% 10/26/27	435,000	454,169
μWells Fargo & Co. 3.91% 4/25/26	2,360,000	2,313,170
		73,359,944
Biotechnology–0.26%
Amgen, Inc.
5.15% 3/2/28	485,000	496,519
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Biotechnology (continued)
Amgen, Inc. (continued)
5.25% 3/2/30	460,000	$472,879
5.25% 3/2/33	985,000	1,009,854
		1,979,252
Building Materials–0.24%
Carrier Global Corp. 5.80% 11/30/25	1,855,000	1,879,678
		1,879,678
Chemicals–0.09%
Celanese U.S. Holdings LLC
6.05% 3/15/25	375,000	377,296
6.17% 7/15/27	345,000	353,748
		731,044
Commercial Services–0.49%
ERAC USA Finance LLC 4.90% 5/1/33	445,000	444,400
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25% 4/15/24	367,000	363,831
Triton Container International Ltd. 1.15% 6/7/24	3,070,000	2,995,497
		3,803,728
Computers–0.40%
Apple, Inc. 1.40% 8/5/28	650,000	575,893
International Business Machines Corp. 3.00% 5/15/24	2,515,000	2,492,107
		3,068,000
Diversified Financial Services–2.01%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	3,245,000	3,131,764
2.45% 10/29/26	630,000	583,330
3.65% 7/21/27	1,530,000	1,453,744
4.63% 10/15/27	440,000	430,834
6.50% 7/15/25	365,000	369,625
Air Lease Corp.
2.88% 1/15/26	3,580,000	3,410,532
3.38% 7/1/25	400,000	387,160
μ4.13% 12/15/26	400,000	310,381
4.63% 10/1/28	42,000	41,034
Aviation Capital Group LLC
1.95% 1/30/26	1,255,000	1,163,184
3.50% 11/1/27	1,945,000	1,791,636
Jefferies Financial Group, Inc.
2.63% 10/15/31	405,000	335,468
LVIP Delaware Diversified Floating Rate Fund-6

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Jefferies Financial Group, Inc. (continued)
5.88% 7/21/28	2,173,000	$2,228,201
		15,636,893
Electric–3.04%
AEP Texas, Inc. 5.40% 6/1/33	330,000	335,030
Avangrid, Inc. 3.20% 4/15/25	765,000	743,046
Duke Energy Carolinas LLC 4.95% 1/15/33	630,000	641,668
μDuke Energy Corp. 4.88% 9/16/24	1,015,000	999,354
Enel Finance International NV
1.88% 7/12/28	380,000	331,827
2.25% 7/12/31	210,000	170,609
4.25% 6/15/25	765,000	753,908
Exelon Corp. 5.30% 3/15/33	415,000	423,523
National Rural Utilities Cooperative Finance Corp. 5.80% 1/15/33	135,000	142,963
NextEra Energy Capital Holdings, Inc.
5.75% 9/1/25	315,000	317,980
6.05% 3/1/25	1,050,000	1,059,351
NRG Energy, Inc. 3.75% 6/15/24	1,690,000	1,670,355
Pacific Gas & Electric Co. 2.10% 8/1/27	2,455,000	2,212,526
Sempra
3.30% 4/1/25	2,845,000	2,775,631
μ4.88% 10/15/25	340,000	332,609
Southern California Edison Co. 1.10% 4/1/24	5,980,000	5,913,997
Vistra Operations Co. LLC
3.55% 7/15/24	1,700,000	1,676,085
5.13% 5/13/25	2,205,000	2,183,557
6.95% 10/15/33	870,000	915,619
		23,599,638
Electronics–0.05%
Amphenol Corp. 2.05% 3/1/25	375,000	361,945
		361,945
Entertainment–0.30%
Warnermedia Holdings, Inc.
3.64% 3/15/25	2,155,000	2,108,235
4.05% 3/15/29	200,000	189,758
		2,297,993
Food–0.18%
Mondelez International, Inc. 2.13% 3/17/24	1,375,000	1,364,168
		1,364,168
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Products–0.21%
Medtronic Global Holdings SCA 4.25% 3/30/28	1,615,000	$1,607,959
		1,607,959
Health Care Services–0.91%
UnitedHealth Group, Inc.
4.25% 1/15/29	4,130,000	4,123,254
4.50% 4/15/33	2,955,000	2,936,229
		7,059,483
Insurance–1.62%
American International Group, Inc. 5.13% 3/27/33	1,450,000	1,471,431
•Athene Global Funding 6.11% (SOFRINDX + 0.70%) 5/24/24	5,580,000	5,575,672
Met Tower Global Funding 3.70% 6/13/25	4,375,000	4,301,218
New York Life Global Funding 5.45% 9/18/26	1,215,000	1,241,764
		12,590,085
Iron & Steel–0.11%
Nucor Corp. 3.95% 5/23/25	890,000	875,679
		875,679
Machinery Diversified–0.08%
Otis Worldwide Corp.
2.06% 4/5/25	570,000	547,950
2.57% 2/15/30	75,000	66,691
		614,641
Media–0.77%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.50% 2/1/24	5,600,000	5,590,831
Comcast Corp. 4.80% 5/15/33	375,000	379,633
		5,970,464
Mining–0.23%
BHP Billiton Finance USA Ltd. 5.25% 9/8/30	1,740,000	1,802,646
		1,802,646
Miscellaneous Manufacturing–1.00%
Teledyne Technologies, Inc.
0.95% 4/1/24	6,765,000	6,687,358
2.25% 4/1/28	1,190,000	1,077,491
		7,764,849
Office Business Equipment–0.15%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	260,000	243,287
LVIP Delaware Diversified Floating Rate Fund-7

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Office Business Equipment (continued)
CDW LLC/CDW Finance Corp. (continued)
3.28% 12/1/28	965,000	$884,604
		1,127,891
Oil & Gas–0.37%
BP Capital Markets America, Inc. 4.81% 2/13/33	430,000	433,533
ConocoPhillips Co. 2.40% 3/7/25	283,000	274,912
Exxon Mobil Corp.
2.02% 8/16/24	720,000	705,976
2.28% 8/16/26	310,000	294,945
Occidental Petroleum Corp. 6.13% 1/1/31	1,154,000	1,198,068
		2,907,434
Pharmaceuticals–0.62%
Becton Dickinson & Co. 3.36% 6/6/24	2,270,000	2,248,060
Bristol-Myers Squibb Co. 5.90% 11/15/33	610,000	664,613
CVS Health Corp.
3.75% 4/1/30	510,000	479,758
5.25% 1/30/31	400,000	410,316
Eli Lilly & Co. 5.00% 2/27/26	705,000	705,299
Zoetis, Inc. 5.40% 11/14/25	280,000	282,282
		4,790,328
Pipelines–2.48%
Cheniere Energy Partners LP 4.50% 10/1/29	1,035,000	989,943
Enbridge, Inc. 2.50% 2/14/25	3,820,000	3,704,279
Energy Transfer LP
4.50% 4/15/24	5,000,000	4,981,278
μ6.50% 11/15/26	1,405,000	1,335,143
Enterprise Products Operating LLC 5.35% 1/31/33	185,000	193,614
Kinder Morgan, Inc. 5.20% 6/1/33	635,000	631,176
MPLX LP
1.75% 3/1/26	405,000	378,851
4.88% 12/1/24	4,190,000	4,166,095
ONEOK, Inc.
5.65% 11/1/28	310,000	320,911
5.80% 11/1/30	415,000	431,452
6.05% 9/1/33	278,000	294,546
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	1,645,000	1,624,606
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	230,000	202,576
		19,254,470
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts–0.57%
Crown Castle, Inc.
1.05% 7/15/26	3,025,000	$2,729,111
2.10% 4/1/31	78,000	63,528
5.60% 6/1/29	92,000	94,071
VICI Properties LP 4.95% 2/15/30	1,585,000	1,537,957
		4,424,667
Semiconductors–0.45%
Broadcom, Inc. 3.42% 4/15/33	737,000	647,312
Entegris Escrow Corp. 4.75% 4/15/29	740,000	712,926
Microchip Technology, Inc. 0.98% 9/1/24	2,180,000	2,112,218
		3,472,456
Software–0.16%
Oracle Corp.
4.65% 5/6/30	285,000	283,880
5.80% 11/10/25	190,000	192,963
6.15% 11/9/29	405,000	435,680
Workday, Inc.
3.50% 4/1/27	120,000	116,107
3.70% 4/1/29	185,000	177,551
		1,206,181
Telecommunications–0.98%
AT&T, Inc.
1.70% 3/25/26	3,790,000	3,545,844
2.30% 6/1/27	510,000	473,378
Sprint LLC 7.13% 6/15/24	2,330,000	2,340,105
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 9/20/29	828,125	820,950
T-Mobile USA, Inc. 5.75% 1/15/34	435,000	461,379
		7,641,656
Total Corporate Bonds (Cost $218,574,491)		216,066,836
LOAN AGREEMENTS–5.52%
•AmWINS Group, Inc. 7.72% (SOFR CME01M + 2.25%) 2/19/28	1,954,686	1,955,214
•Aramark Services, Inc. 7.97% (SOFR CME01M + 2.50%) 4/6/28	903,715	903,571
•Asplundh Tree Expert LLC 7.21% (SOFR CME01M + 1.75%) 9/7/27	1,318,758	1,319,589
•Avantor Funding, Inc. 7.71% (SOFR CME01M + 2.25%) 11/8/27	757,452	758,505
LVIP Delaware Diversified Floating Rate Fund-8

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Calpine Construction Finance Co. LP 7.61% (SOFR CME01M + 2.25%) 7/31/30	1,865,951	$1,865,167
•Castlelake Aviation Ltd. 8.40% (SOFR CME03M + 2.75%) 10/22/26	1,959,900	1,961,801
•Charter Communications Operating LLC
7.13% (SOFR CME03M + 1.75%) 2/1/27	2,214,737	2,213,364
7.36% (SOFR CME01M + 2.00%) 12/7/30	2,000,000	1,991,660
•Delta Air Lines, Inc. 9.17% (SOFR CME03M + 3.75%) 10/20/27	800,000	818,248
•DirecTV Financing LLC 10.65% (SOFR CME03M + 5.00%) 8/2/27	1,129,131	1,127,866
•Flutter Entertainment PLC 7.70% (SOFR CME03M + 2.25%) 11/25/30	2,000,000	2,001,660
•Frontier Communications Corp. 9.11% (SOFR CME01M + 3.75%) 10/8/27	1,452,595	1,443,516
•Gray Television, Inc. 8.46% (SOFR CME01M + 3.00%) 12/1/28	950,575	942,553
∞GTCR W Merger Sub LLC 0.00% 9/20/30	2,000,000	2,007,500
∞Instructure Holdings, Inc. 0.00% 10/30/28	1,950,000	1,954,875
∞Iron Mountain, Inc. 0.00% 1/31/31	1,950,000	1,948,791
•Jazz Financing Lux SARL 8.97% (SOFR CME01M + 3.50%) 5/5/28	1,181,291	1,186,701
•Lamar Media Corp. 6.96% (SOFR CME01M + 1.50%) 2/5/27	1,000,435	995,853
•Medline Borrower LP 8.47% (SOFR CME01M + 3.00%) 10/23/28	1,439,362	1,445,206
•Mileage Plus Holdings LLC 10.77% (SOFR CME03M + 5.25%) 6/21/27	700,000	723,002
Parkway Generation LLC
•10.39% (SOFR CME03M + 4.75%) 2/18/29	1,977,790	1,898,323
•10.39% (SOFR CME03M + 4.75%) 2/18/29	262,069	251,539
∞Peer Holding III BV 0.00% 10/28/30	2,500,000	2,505,200
•Pilot Travel Centers LLC 7.46% (SOFR CME01M + 2.00%) 8/4/28	868,207	870,195
•RealPage, Inc. 8.47% (SOFR CME01M + 3.00%) 4/24/28	1,031,780	1,022,370
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Setanta Aircraft Leasing Designated Activity Co. 7.61% (SOFR CME03M + 2.00%) 11/5/28	2,450,000	$2,456,125
•SS&C European Holdings SARL 7.22% (SOFR CME01M + 1.75%) 4/16/25	566,202	566,864
•SS&C Technologies, Inc. 7.22% (SOFR CME01M + 1.75%) 4/16/25	599,648	600,349
•Standard Industries, Inc. 7.72% (SOFR CME01M + 2.25%) 9/22/28	1,767,712	1,770,399
•Ultimate Software Group, Inc. 8.76% (SOFR CME03M + 3.25%) 5/4/26	1,336,140	1,338,318
Total Loan Agreements (Cost $42,781,341)		42,844,324
NON-AGENCY ASSET-BACKED SECURITIES–8.03%
•Allegro CLO VIII Ltd. Series 2018-2A A 6.76% (TSFR03M + 1.36%) 7/15/31	475,850	475,835
•Apex Credit CLO Ltd. Series 2018-1A A2 6.67% (TSFR03M + 1.29%) 4/25/31	500,000	500,046
•Benefit Street Partners CLO IX Ltd. Series 2016-9A AR 6.79% (TSFR03M + 1.37%) 7/20/31	928,690	928,642
•BMW Vehicle Owner Trust Series 2023-A A2B 5.77% (SOFR30A + 0.43%) 4/27/26	6,000,000	5,999,983
•Carlyle Global Market Strategies CLO Ltd. Series 2014-2RA A1 6.69% (TSFR03M + 1.31%) 5/15/31	1,834,780	1,834,725
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 6.66% (TSFR03M + 1.24%) 4/20/31	1,259,045	1,258,795
Enterprise Fleet Financing LLC
Series 2021-3 A2 0.77% 8/20/27	3,976,463	3,879,882
Series 2022-4 A2 5.76% 10/22/29	4,354,138	4,367,172
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	1,900,000	1,799,942
•Hyundai Auto Receivables Trust Series 2023-B A2B 5.82% (SOFR30A + 0.48%) 5/15/26	6,000,000	6,008,246
•ICG US CLO Ltd. Series 2014-1A A1A2 6.88% (TSFR03M + 1.46%) 10/20/34	2,000,000	1,989,372
LVIP Delaware Diversified Floating Rate Fund-9

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Marathon CLO Ltd. Series 2021-16A A1A 6.86% (TSFR03M + 1.46%) 4/15/34	2,000,000	$1,972,888
•Midocean Credit CLO IX Series 2018-9A A1 6.83% (TSFR03M + 1.41%) 7/20/31	1,788,371	1,788,566
•MKS CLO Ltd. Series 2017-2A A 6.87% (TSFR03M + 1.45%) 1/20/31	2,125,871	2,126,073
•Park Avenue Institutional Advisers CLO Ltd. Series 2021-1A A1A 7.07% (TSFR03M + 1.65%) 1/20/34	2,750,000	2,750,121
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	4,000,000	3,938,445
•Signal Peak CLO 5 Ltd. Series 2018-5A A 6.75% (TSFR03M + 1.37%) 4/25/31	425,487	425,445
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 6.82% (TSFR03M + 1.44%) 10/26/31	2,000,000	2,000,408
•Steele Creek CLO Ltd. Series 2017-1A A 6.91% (TSFR03M + 1.51%) 10/15/30	1,285,010	1,284,981
•Venture 42 CLO Ltd. Series 2021-42A A1A 6.79% (TSFR03M + 1.39%) 4/15/34	1,500,000	1,485,504
•Volkswagen Auto Loan Enhanced Trust Series 2023-2 A2B 5.97% (SOFR30A + 0.63%) 3/22/27	6,500,000	6,512,007
•World Omni Auto Receivables Trust Series 2023-C A2B 5.75% (SOFR30A + 0.41%) 12/15/26	6,000,000	5,999,540
•Zais CLO 16 Ltd. Series 2020-16A A1R 7.10% (TSFR03M + 1.68%) 10/20/34	3,000,000	2,996,685
Total Non-Agency Asset-Backed Securities (Cost $62,543,151)		62,323,303
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–8.71%
BANK Series 2020-BN25 A5 2.65% 1/15/63	4,000,000	3,463,479
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	2,000,000	1,680,192
Benchmark Mortgage Trust
Series 2019-B15 A5 2.93% 12/15/72	5,185,000	4,501,256
Series 2020-B17 A5 2.29% 3/15/53	8,000,000	6,674,190
Series 2020-B18 A5 1.93% 7/15/53	8,250,000	6,683,714
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust (continued)
Series 2020-B22 A5 1.97% 1/15/54	3,500,000	$2,811,416
Series 2021-B24 A5 2.58% 3/15/54	2,500,000	2,041,558
Series 2021-B25 A5 2.58% 4/15/54	4,300,000	3,475,338
•Series 2022-B32 A5 3.00% 1/15/55	5,000,000	4,095,703
Citigroup Commercial Mortgage Trust Series 2019-C7 A4 3.10% 12/15/72	8,000,000	7,180,083
COMM Mortgage Trust Series 2015-3BP A 3.18% 2/10/35	3,280,000	3,116,797
GS Mortgage Securities Trust Series 2020-GC47 A5 2.38% 5/12/53	8,000,000	6,799,154
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	8,000,000	7,710,655
Wells Fargo Commercial Mortgage Trust Series 2021-C61 A4 2.66% 11/15/54	8,780,000	7,383,782
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $82,012,642)		67,617,317
ΔREGIONAL BOND–1.08%
Canada—1.08%
Province of British Columbia Canada 4.20% 7/6/33	8,500,000	8,410,063
		8,410,063
Total Regional Bond (Cost $8,493,388)		8,410,063
ΔSOVEREIGN BONDS–5.33%
Australia—0.51%
Export Finance & Insurance Corp. 4.63% 10/26/27	3,900,000	3,967,112
		3,967,112
Canada—3.41%
OMERS Finance Trust
1.10% 3/26/26	5,000,000	4,629,043
2.50% 5/2/24	4,335,000	4,291,359
Ontario Teachers' Finance Trust 3.00% 4/13/27	10,000,000	9,582,468
Province of Manitoba 4.30% 7/27/33	8,000,000	7,939,285
		26,442,155
Japan—0.66%
Development Bank of Japan, Inc. 0.50% 8/27/25	3,000,000	2,794,920
LVIP Delaware Diversified Floating Rate Fund-10

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Japan (continued)
Japan Finance Organization for Municipalities 0.63% 9/2/25	2,500,000	$2,329,475
		5,124,395
Sweden—0.75%
Svensk Exportkredit AB 0.63% 10/7/24	6,000,000	5,797,831
		5,797,831
Total Sovereign Bonds (Cost $42,674,793)		41,331,493
SUPRANATIONAL BANKS–8.48%
Asian Development Bank 2.88% 5/6/25	4,500,000	4,397,194
European Investment Bank 2.75% 8/15/25	6,000,000	5,838,933
•Inter-American Development Bank
5.59% (SOFRINDX + 0.20%) 2/10/26	6,000,000	5,992,569
5.70% (SOFRINDX + 0.30%) 2/15/29	10,000,000	9,937,800
5.78% (SOFRINDX + 0.36%) 6/10/31	7,000,000	6,928,808
Inter-American Investment Corp. 2.63% 4/22/25	4,000,000	3,890,751
•International Bank for Reconstruction & Development
5.60% (SOFRINDX + 0.18%) 6/15/26	12,000,000	11,974,482
5.69% (SOFRINDX + 0.29%) 11/22/28	7,000,000	6,961,234
	Principal Amount°	Value (U.S. $)
SUPRANATIONAL BANKS (continued)
•International Bank for Reconstruction & Development (continued)
5.76% (SOFRINDX + 0.37%) 2/11/31	10,000,000	$9,918,500
Total Supranational Banks (Cost $66,485,165)		65,840,271
U.S. TREASURY OBLIGATIONS–21.10%
•U.S. Treasury Floating Rate Notes
5.46% 7/31/25 (USBMMY3M + 0.13%)	117,480,000	117,321,173
5.49% 10/31/25 (USBMMY3M + 0.17%)	15,555,000	15,533,705
5.50% 4/30/25 (USBMMY3M + 0.17%)	29,995,000	29,981,874
U.S. Treasury Notes 4.50% 11/15/33	905,000	950,109
Total U.S. Treasury Obligations (Cost $163,880,775)		163,786,861

	Number of Shares
MONEY MARKET FUND–4.11%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	31,945,213	31,945,213
Total Money Market Fund (Cost $31,945,213)		31,945,213

TOTAL INVESTMENTS–101.18% (Cost $804,398,364)	785,355,084

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.18%)	(9,172,987)
NET ASSETS APPLICABLE TO 80,089,922 SHARES OUTSTANDING–100.00%	$776,182,097
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND STANDARD CLASS ($67,980,633 / 7,012,449 Shares)	$9.694
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED FLOATING RATE FUND SERVICE CLASS ($708,201,464 / 73,077,473 Shares)	$9.691
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$809,789,456
Distributable earnings/(accumulated loss)	(33,607,359)
TOTAL NET ASSETS	$776,182,097

LVIP Delaware Diversified Floating Rate Fund-11

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
‡Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
∞Delayed settlement. Interest rate to be determined upon settlement date.
ΔSecurities have been classified by country of origin.

★Includes $6,977,046 cash collateral held at brokers for centrally cleared swap contracts, $16,049 variation margin due from brokers on centrally cleared swap contracts, $24,021,513 payable for securities purchased, $403,851 payable for fund shares redeemed, $28,008 other accrued expenses payable, $527,711 due to manager and affiliates, $39,748 payable for audit fee and $35,703 payable for fund accounting fee as of December 31, 2023.

The following swap contracts were outstanding at December 31, 2023:
Swap Contracts1
Interest Rate Swap (IRS) Contracts
Notional Amount[2]	Fixed Interest Rate Paid (Received)	Floating Interest Rate Paid (Received)	Payment Frequency (Fixed Rate/Floating Rate)	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation[3]	Unrealized Depreciation[3]
Centrally Cleared
15,310,000	0.48	(5.40)[4]	Semiannual/Quarterly	10/5/30	$2,945,725	$—	$2,945,725	$—
2,875,000	3.35	(5.40)[5]	Annual	2/10/33	75,067	—	75,067	—
5,375,000	3.48	(5.40)[5]	Annual	6/13/33	55,930	—	55,930	—
17,655,000	2.81	(5.40)[5]	Annual	8/8/25	590,378	—	590,378	—
19,545,000	0.09	(5.40)[5]	Annual	8/24/25	1,665,074	—	1,665,074	—
19,825,000	0.72	(5.40)[5]	Annual	3/25/26	2,059,948	—	2,059,948	—
5,700,000	1.65	(5.40)[5]	Annual/Semiannual	2/22/27	524,095	—	524,095	—
18,885,000	2.65	(5.40)[5]	Annual	5/13/27	931,057	—	931,057	—
28,600,000	3.91	(5.40)[5]	Annual	2/27/28	(44,599)	—	—	(44,599)
18,405,000	3.53	(5.40)[5]	Annual	5/26/28	232,466	—	232,466	—
3,605,000	3.68	(5.40)[5]	Annual	6/13/28	16,745	—	16,745	—
9,500,000	0.28	(5.40)[6]	Annual	10/5/27	1,232,039	—	1,232,039	—
18,415,000	2.42	(5.40)[5]	Annual	8/2/29	1,244,545	—	1,244,545	—
6,795,000	4.56	(5.40)[5]	Annual	10/24/30	(425,365)	—	—	(425,365)
6,115,000	4.96	(5.40)[5]	Annual	11/2/25	(80,506)	—	—	(80,506)
16,255,000	4.79	(5.40)[5]	Annual	11/13/25	(173,639)	—	—	(173,639)
8,585,000	4.27	(5.40)[5]	Annual	11/13/28	(262,095)	—	—	(262,095)
27,650,000	3.52	(5.40)[5]	Annual	12/28/30	(51,994)	—	—	(51,994)
20,315,000	4.14	(5.40)[5]	Annual	12/28/25	(17,586)	—	—	(17,586)
7,185,000	3.43	(5.40)[5]	Annual	1/2/34	31,974	—	31,974	—
12,450,000	3.51	(5.40)[5]	Annual	1/2/29	11,132	—	11,132	—
Total IRS Contracts						$—	$11,616,175	$(1,055,784)

The use of swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[3] Includes cumulative appreciation (depreciation) of centrally cleared swap contracts from the date the contracts were opened through December 31, 2023.
[4] Rate resets based on SOFR03M-Secured Overnight Financing Rate.
LVIP Delaware Diversified Floating Rate Fund-12

LVIP Delaware Diversified Floating Rate Fund
Statement of Net Assets (continued)
[5] Rate resets based on SOFR12M-Secured Overnight Financing Rate
[6] Rate resets based on LIBOR03M.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
IRS–Interest Rate Swap
JPM-BB–JPMorgan Barclays Bank
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR03M–Secured Overnight Financing Rate 3 Months
SOFR12M–Secured Overnight Financing Rate 12 Months
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SOFRINDX–Secured Overnight Financing Rate Index
STACR–Structured Agency Credit Risk
TSFR03M–3 Month Term Secured Overnight Financing Rate
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund-13

LVIP Delaware Diversified Floating Rate Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$34,537,457
EXPENSES:
Management fees	4,577,352
Distribution fees-Service Class	1,794,259
Shareholder servicing fees	228,169
Accounting and administration expenses	181,526
Professional fees	72,963
Custodian fees	30,993
Trustees’ fees and expenses	29,029
Reports and statements to shareholders	27,173
Pricing fees	18,728
Consulting fees	2,791
Other	16,874
6,979,857
Less:
Management fees waived	(236,037)
Total operating expenses	6,743,820
NET INVESTMENT INCOME	27,793,637
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(6,253,992)
Futures contracts	1,014,868
Swap contracts	13,507,219
Net realized gain	8,268,095
Net change in unrealized appreciation (depreciation) of:
Investments	16,436,050
Swap contracts	(11,919,442)
Net change in unrealized appreciation (depreciation)	4,516,608
NET REALIZED AND UNREALIZED GAIN	12,784,703
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$40,578,340
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Floating Rate Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$27,793,637	$14,134,289
Net realized gain	8,268,095	6,432,465
Net change in unrealized appreciation (depreciation)	4,516,608	(22,787,226)
Net increase (decrease) in net assets resulting from operations	40,578,340	(2,220,472)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,443,916)	(1,570,720)
Service Class	(34,232,270)	(15,613,837)
Return of capital:
Standard Class	(50,061)	—
Service Class	(520,048)	—
	(38,246,295)	(17,184,557)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	19,985,810	64,889,263
Service Class	66,616,032	110,084,382
Reinvestment of dividends and distributions:
Standard Class	3,493,977	1,570,720
Service Class	34,752,318	15,613,837
	124,848,137	192,158,202
Cost of shares redeemed:
Standard Class	(23,183,445)	(61,438,614)
Service Class	(128,121,777)	(178,239,557)
	(151,305,222)	(239,678,171)
Decrease in net assets derived from capital share transactions	(26,457,085)	(47,519,969)
NET DECREASE IN NET ASSETS	(24,125,040)	(66,924,998)
NET ASSETS:
Beginning of year	800,307,137	867,232,135
End of year	$776,182,097	$800,307,137
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund-14

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.682	$9.908	$9.988	$10.003	$9.831
Income (loss) from investment operations:
Net investment income[1]	0.373	0.186	0.110	0.146	0.256
Net realized and unrealized gain (loss)	0.165	(0.176)	(0.070)	(0.010)	0.195
Total from investment operations	0.538	0.010	0.040	0.136	0.451
Less dividends and distributions from:
Net investment income	(0.519)	(0.236)	(0.112)	(0.143)	(0.279)
Return of capital	(0.007)	—	(0.008)	(0.008)	—
Total dividends and distributions	(0.526)	(0.236)	(0.120)	(0.151)	(0.279)
Net asset value, end of period	$9.694	$9.682	$9.908	$9.988	$10.003
Total return[2]	5.57%	0.10%	0.40%	1.36%	4.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$67,981	$67,448	$64,208	$56,114	$55,043
Ratio of expenses to average net assets	0.63%	0.63%	0.62%	0.63%	0.63%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.66%	0.66%	0.65%	0.66%	0.66%
Ratio of net investment income to average net assets	3.76%	1.90%	1.10%	1.46%	2.53%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.73%	1.87%	1.07%	1.43%	2.50%
Portfolio turnover	75%	64%	70%	66%	85%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund-15

LVIP Delaware Diversified Floating Rate Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Floating Rate Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.679	$9.904	$9.985	$9.999	$9.827
Income (loss) from investment operations:
Net investment income[1]	0.347	0.162	0.085	0.121	0.230
Net realized and unrealized gain (loss)	0.165	(0.176)	(0.071)	(0.009)	0.195
Total from investment operations	0.512	(0.014)	0.014	0.112	0.425
Less dividends and distributions from:
Net investment income	(0.493)	(0.211)	(0.089)	(0.119)	(0.253)
Return of capital	(0.007)	—	(0.006)	(0.007)	—
Total dividends and distributions	(0.500)	(0.211)	(0.095)	(0.126)	(0.253)
Net asset value, end of period	$9.691	$9.679	$9.904	$9.985	$9.999
Total return[2]	5.31%	(0.16% )	0.14%	1.12%	4.34%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$708,201	$732,859	$803,024	$763,495	$837,649
Ratio of expenses to average net assets	0.88%	0.88%	0.87%	0.88%	0.88%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.91%	0.91%	0.90%	0.91%	0.91%
Ratio of net investment income to average net assets	3.51%	1.65%	0.85%	1.21%	2.28%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.48%	1.62%	0.82%	1.18%	2.25%
Portfolio turnover	75%	64%	70%	66%	85%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Floating Rate Fund-16

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Floating Rate Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Delaware Diversified Floating Rate Fund-17

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Interest income is recorded on an accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.60% of the first $500 million of the Fund’s average daily net assets; and 0.55% of the Fund’s average daily net assets in excess of $500 million.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.03% on the first $2 billion of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $2 billion.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$63,934
Legal	10,469
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,728 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$360,328
Distribution fees payable to LFD	148,472
Shareholder servicing fees payable to Lincoln Life	18,911
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Diversified Floating Rate Fund-18

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$133,138,652
Purchases of U.S. government securities	390,206,016
Sales other than U.S. government securities	274,075,588
Sales of U.S. government securities	282,917,479
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$804,475,150
Aggregate unrealized appreciation of investments and derivatives	$12,249,483
Aggregate unrealized depreciation of investments and derivatives	(23,715,570)
Net unrealized depreciation of investments and derivatives	$(11,466,087)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Diversified Floating Rate Fund-19

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$10,302,902	$—	$10,302,902
Agency Mortgage-Backed Securities	—	58,867,204	—	58,867,204
Agency Obligations	—	16,019,297	—	16,019,297
Corporate Bonds	—	216,066,836	—	216,066,836
Loan Agreements	—	42,844,324	—	42,844,324
Non-Agency Asset-Backed Securities	—	62,323,303	—	62,323,303
Non-Agency Commercial Mortgage-Backed Securities	—	67,617,317	—	67,617,317
Regional Bond	—	8,410,063	—	8,410,063
Sovereign Bonds	—	41,331,493	—	41,331,493
Supranational Banks	—	65,840,271	—	65,840,271
U.S. Treasury Obligations	—	163,786,861	—	163,786,861
Money Market Fund	31,945,213	—	—	31,945,213
Total Investments	$31,945,213	$753,409,871	$—	$785,355,084
Derivatives:

Assets:
Swap Contracts	$—	$11,616,175	$—	$11,616,175
Liabilities:
Swap Contracts	$—	$(1,055,784)	$—	$(1,055,784)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, investments in passive foreign investment companies (PFICs), straddle losses, premium amortization accruals, swap contracts and callable premium bond adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$37,676,186	$17,184,557
Return of capital	570,109	—
Total	$38,246,295	$17,184,557
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(22,129,184)
Other temporary differences	(12,088)
Net unrealized depreciation	(11,466,087)
Distributable earnings/(accumulated loss)	$(33,607,359)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(2)	$2
LVIP Delaware Diversified Floating Rate Fund-20

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$2,481,614	$19,647,570	$22,129,184
In 2023, the Fund utilized $2,300,421 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,008,203	6,588,515
Service Class	6,715,517	11,238,866
Shares reinvested:
Standard Class	360,534	162,332
Service Class	3,587,119	1,614,167
	12,671,373	19,603,880
Shares redeemed:
Standard Class	(2,322,567)	(6,264,699)
Service Class	(12,943,779)	(18,213,243)
	(15,266,346)	(24,477,942)
Net decrease	(2,594,973)	(4,874,062)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
LVIP Delaware Diversified Floating Rate Fund-21

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Swap Contracts–The Fund enters into interest rate swap contracts in the normal course of pursuing its investment objective and strategies. The Fund may use interest rate swaps to manage the Fund’s sensitivity to interest rates or hedge against changes in interest rates.
Interest Rate Swaps–An interest rate swap contract is an exchange of interest rates between counterparties. An interest rate swap generally involves one party making payments based on a fixed interest rate in return for payments from a counterparty based on a variable or floating interest rate. The Fund may enter into either side of such a swap contract. Interest rate swaps may be used to manage the Fund’s sensitivity to interest rates or to hedge against changes in interest rates. Periodic payments on such contracts are accrued daily and recorded as unrealized appreciation/depreciation on swap contracts. Upon periodic payment (receipt) or termination of the contract, such amounts are recorded as realized gains or losses on swap contracts. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net value of the cash flows to be received from (paid to) the counterparty over the interest rate swap contract’s remaining life, to the extent that the amount is positive. This risk is mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty for trades.
During the year ended December 31, 2023, the Fund used interest rate swap contracts to manage the Fund's sensitivity to interest rates or to hedge against changes in interest rates.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Swap contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$11,616,175	Liabilities net of receivables and other assets	$(1,055,784)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(752)	$—
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,015,620	—
Swap contracts (Currency contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	(28,306)	—
Swap contracts (Interest rate contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	13,535,525	(11,919,442)
Total		$14,522,087	$(11,919,442)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$—	$11,078,435
Interest rate swap contracts (average notional value)*	298,394,615	49,324,231

*Long represents paying floating interest payments and short represent receiving floating interest payments.
LVIP Delaware Diversified Floating Rate Fund-22

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
9. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable
LVIP Delaware Diversified Floating Rate Fund-23

LVIP Delaware Diversified Floating Rate Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Floating Rate Fund-24

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Floating Rate Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Diversified Floating Rate Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware Diversified Floating Rate Fund–25

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI had implemented an advisory fee waiver through April 30, 2024.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Diversified Floating Rate Fund-26

LVIP Delaware Diversified Floating Rate Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had a breakpoint in the investment management fee schedule and that LFI had implemented an advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Diversified Floating Rate Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Diversified Floating Rate Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Ultrashort Bond funds category and the ICE BofA USD 3-month Deposit Offered Rate Constant Maturity Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three- and ten-year periods and below the return of the Morningstar peer group median and the benchmark index for the five-year period.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which includes a breakpoint, and the management fees of a fund with a similar investment strategy for which DIFA serves as the investment adviser.  The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and make DIFA more attractive to potential clients.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Diversified Floating Rate Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware Diversified Floating Rate Fund-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware Diversified Floating Rate Fund-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware Diversified Floating Rate Fund-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Diversified Floating Rate Fund-31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Floating Rate Fund-32

LVIP Delaware Diversified Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Diversified Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Diversified Income Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 6.24% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned 5.53%.
After a challenging year for bonds in 2022, investors’ insatiable drive for income was rewarded as fixed income markets produced positive returns as attractive break-even points drew buyers into the asset class. Inflation continued to move lower and provided fodder for investors to begin to price in a pivot by the U.S. Federal Reserve (the Fed) to cut rates in 2024 after four hikes during the first seven months of the year. The U.S. 10-year Treasury rate hit yields not observed since before the Great Financial Crisis, peaking at 5% in October. Higher yields, coupled with investors’ belief the Fed was done raising rates, resulted in financial conditions easing leading to one of the strongest bond market rallies in decades during the fourth quarter. Corporate credit performed well with domestic high yield generating double digit returns, and CCC-rated bonds returning nearly 20%, according to Bloomberg. The securitized market generated positive excess returns, even the beleaguered agency mortgage-backed securities market was positive for the year.
The Fund outperformed its benchmark and generated a positive total return as credit spreads declined and positive carry contributed favorably. A modest overweight to investment grade corporate credit was beneficial but security selection within triple-B financials detracted, due in large part to owning SVB Financial Group. The Fund still holds these positions on the belief that recoveries coming out of the restructuring will improve from current trading levels. High yield performance was mixed with CSC Holdings LLC and junior subordinated SVB Financial Group hybrids weighing on performance but offset, in part, by exposure to Air Lease Corporation, an aircraft leasing company. An overweight to agency mortgage-backed securities (MBS) and commercial mortgage-backed securities (CMBS) helped, as well as security selection within emerging markets
Several types of derivatives may be utilized in the Fund. Interest rate futures were used to hedge securities against fluctuations in value caused by changes in interest rates or market conditions. Currency forwards were used to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies. Additionally, credit default swaps were utilized to hedge against credit events or gain exposure to certain securities or markets.
The Fund outperformed its benchmark during the period due in large part to an overweight to spread sectors including investment grade corporates and securitized products. Yield curve management was a positive contributor as well. Security selection within CMBS and BBB-rated investment grade financials were key detractors.
As we transitioned out of 2022, the Fund’s overweight to corporate bonds was reduced further as credit spreads moved through long-term averages. We increased exposure to the asset class modestly in the spring on the heels of the market volatility caused by the regional banking crisis. The overweight was reduced as the year progressed to nearly a market weight. An increase in interest rate volatility provided an opportunity to move from an underweight to a modest overweight in agency mortgage-backed securities (agency MBS). Liquid capital (U.S. Treasurys, agency MBS, and cash) increased throughout the period as we anticipated more attractive valuations to add risk in the future. Interest rate sensitivity, as measured by duration, was methodically increased for much of the period as interest rates climbed to 5% by the fourth quarter. We did reduce duration modestly as interest rates fell into year-end, but the Fund remains long.
Portfolio Managers:
Delaware Investments Fund Advisers:
 J. David Hillmeyer
Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware Diversified Income Fund - Standard Class
LVIP Delaware Diversified Income Fund - Service Class
Bloomberg U.S. Aggregate Bond Index
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
12/31/13
12/31/23
$12,302
$11,965
$11,957

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Diversified Income Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,302 for the Standard Class shares and to $11,957 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Delaware Diversified Income Fund-1

LVIP Delaware Diversified Income Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 6.24%
Five Years	+ 2.07%
Ten Years	+ 2.09%
Service Class Shares
One Year	+ 5.94%
Five Years	+ 1.75%
Ten Years	+ 1.80%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”). Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware Diversified Income Fund-2

LVIP Delaware Diversified Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,039.90	0.54%	$2.78
Service Class Shares	1,000.00	1,038.30	0.84%	4.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.54%	$2.75
Service Class Shares	1,000.00	1,021.00	0.84%	4.28

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware Diversified Income Fund-3

LVIP Delaware Diversified Income Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.45%
Agency Commercial Mortgage-Backed Securities	0.23%
Agency Mortgage-Backed Securities	28.34%
Agency Obligation	0.02%
Corporate Bonds	32.03%
Aerospace & Defense	0.20%
Agriculture	0.02%
Airlines	0.44%
Auto Manufacturers	0.67%
Auto Parts & Equipment	0.16%
Banks	8.37%
Beverages	0.04%
Biotechnology	1.07%
Building Materials	0.27%
Chemicals	0.40%
Commercial Services	0.20%
Computers	0.07%
Diversified Financial Services	1.94%
Electric	3.80%
Electronics	0.02%
Energy-Alternate Sources	0.03%
Engineering & Construction	0.27%
Food	0.10%
Gas	0.10%
Health Care Services	0.79%
Housewares	0.01%
Insurance	1.32%
Internet	0.14%
Investment Companies	0.04%
Iron & Steel	0.08%
Leisure Time	0.17%
Lodging	0.10%
Machinery Construction & Mining	0.00%
Media	1.58%
Mining	0.44%
Miscellaneous Manufacturing	0.29%
Office Business Equipment	0.25%
Oil & Gas	1.86%
Oil & Gas Services	0.02%
Packaging & Containers	0.23%
Pharmaceuticals	0.49%
Pipelines	2.33%
Real Estate	0.03%
Real Estate Investment Trusts	1.07%
Retail	0.06%
Semiconductors	0.35%
Security Type/Sector	Percentage of Net Assets
Software	0.31%
Sovereign	0.01%
Telecommunications	1.67%
Transportation	0.20%
Water	0.02%
Loan Agreements	2.09%
Municipal Bonds	0.55%
Non-Agency Asset-Backed Securities	2.34%
Non-Agency Collateralized Mortgage Obligations	1.82%
Non-Agency Commercial Mortgage-Backed Securities	8.55%
Sovereign Bonds	2.42%
Supranational Bank	0.01%
U.S. Treasury Obligations	17.25%
Common Stock	0.05%
Money Market Fund	1.58%
Total Investments	99.73%
Receivables and Other Assets Net of Liabilities	0.27%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	49.21%
AAA	11.12%
AA	2.52%
A	12.35%
BBB	15.90%
BB	4.44%
B	1.88%
CCC	0.19%
Below CCC	0.04%
Non-Rated	2.35%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Diversified Income Fund-4

LVIP Delaware Diversified Income Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.45%
•Fannie Mae Connecticut Avenue Securities
Series 2018-R07 1M2 7.85% (SOFR30A + 2.51%) 4/25/31	23,212	$23,261
Series 2019-R01 2M2 7.90% (SOFR30A + 2.56%) 7/25/31	40,854	41,019
Series 2022-R01 1M2 7.24% (SOFR30A + 1.90%) 12/25/41	2,600,000	2,603,005
Series 2022-R02 2M2 8.34% (SOFR30A + 3.00%) 1/25/42	1,600,000	1,632,279
Fannie Mae Grantor Trust
•Series 1999-T2 A1 7.50% 1/19/39	118	118
Series 2004-T1 1A2 6.50% 1/25/44	1,583	1,633
Fannie Mae REMIC Trust
•Series 2002-W6 2A1 7.00% 6/25/42	6,198	6,071
Series 2004-W11 1A2 6.50% 5/25/44	10,158	10,514
Fannie Mae REMICS
Series 2013-44 Z 3.00% 5/25/43	12,246	9,424
Series 2017-40 GZ 3.50% 5/25/47	1,001,689	945,405
Freddie Mac REMICs Series 4676 KZ 2.50% 7/15/45	857,402	746,139
•Freddie Mac STACR REMIC Trust
Series 2019-DNA4 M2 7.40% (SOFR30A + 2.06%) 10/25/49	19,992	20,007
Series 2020-DNA6 M2 7.34% (SOFR30A + 2.00%) 12/25/50	4,518,414	4,580,169
Series 2021-DNA1 M2 7.14% (SOFR30A + 1.80%) 1/25/51	9,271,504	9,340,331
Series 2021-DNA3 M2 7.44% (SOFR30A + 2.10%) 10/25/33	4,800,000	4,820,725
Series 2021-DNA5 M2 6.99% (SOFR30A + 1.65%) 1/25/34	3,900,138	3,915,709
Series 2021-HQA1 M2 7.59% (SOFR30A + 2.25%) 8/25/33	12,310,909	12,274,712
Series 2021-HQA2 M2 7.39% (SOFR30A + 2.05%) 12/25/33	9,575,000	9,482,285
Series 2022-DNA1 M2 7.84% (SOFR30A + 2.50%) 1/25/42	1,600,000	1,596,473
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Freddie Mac STACR REMIC Trust (continued)
Series 2022-DNA2 M2 9.09% (SOFR30A + 3.75%) 2/25/42	1,500,000	$1,548,476
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 6.50% (SOFR30A + 1.16%) 12/25/29	147,117	147,209
♦Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43	6,564	6,898
Series T-58 2A 6.50% 9/25/43	1,613	1,691
GNMA Series 2013-113 LY 3.00% 5/20/43	897,260	821,572
Total Agency Collateralized Mortgage Obligations (Cost $54,550,902)		54,575,125
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–0.23%
♦Freddie Mac Multifamily Structured Pass Through Certificates Series X3FX A2FX 3.00% 6/25/27	2,545,000	2,440,538
•FREMF Mortgage Trust
Series 2014-K37 B 4.53% 1/25/47	1,500,000	1,494,619
Series 2017-K71 B 3.75% 11/25/50	1,175,000	1,105,352
Total Agency Commercial Mortgage-Backed Securities (Cost $5,273,473)		5,040,509
AGENCY MORTGAGE-BACKED SECURITIES–28.34%
Fannie Mae S.F. 15 yr
2.00% 3/1/37	10,645,409	9,603,341
2.50% 7/1/36	8,971,748	8,276,379
2.50% 8/1/36	414,931	382,006
4.50% 5/1/38	2,601,777	2,587,339
Fannie Mae S.F. 20 yr
2.00% 3/1/41	4,402,111	3,781,405
2.00% 5/1/41	5,017,099	4,300,379
3.00% 9/1/37	1,428,432	1,340,388
4.00% 8/1/42	967,059	928,725
5.50% 8/1/43	6,740,734	6,837,584
Fannie Mae S.F. 30 yr
2.00% 11/1/50	6,553,383	5,420,200
2.00% 12/1/50	5,573,332	4,586,660
2.00% 1/1/51	1,776,419	1,477,848
2.00% 2/1/51	4,970,794	4,137,183
2.00% 3/1/51	11,784,439	9,725,467
2.00% 5/1/51	10,717,494	8,758,946
2.00% 8/1/51	2,482,086	2,049,045
2.50% 1/1/43	2,087,122	1,837,441
2.50% 8/1/50	9,680,602	8,388,390
LVIP Delaware Diversified Income Fund-5

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
2.50% 11/1/50	13,389,151	$11,439,066
2.50% 1/1/51	3,805,512	3,258,194
2.50% 2/1/52	26,722,114	22,858,418
3.00% 10/1/46	6,300,170	5,737,963
3.00% 4/1/47	685,886	618,526
3.00% 11/1/48	1,177,868	1,068,993
3.00% 12/1/49	9,922,505	8,901,609
3.00% 5/1/51	953,940	855,911
3.00% 7/1/51	7,462,646	6,666,067
3.00% 12/1/51	575,629	514,143
3.00% 2/1/52	1,880,495	1,673,582
3.50% 2/1/47	3,555,350	3,350,354
3.50% 7/1/47	3,086,508	2,913,756
3.50% 1/1/48	1,541,999	1,439,177
3.50% 2/1/48	2,073,173	1,942,338
3.50% 11/1/48	1,817,413	1,696,115
3.50% 1/1/50	1,372,370	1,286,292
3.50% 3/1/50	1,229,462	1,151,182
3.50% 7/1/50	7,405,931	6,873,768
3.50% 8/1/50	10,329,056	9,639,569
3.50% 1/1/52	2,112,642	1,940,330
3.50% 3/1/52	515,621	479,292
3.50% 5/1/52	9,276,124	8,572,752
3.50% 6/1/52	27,164,376	24,925,284
4.00% 3/1/47	7,516,691	7,242,140
4.00% 4/1/47	859,670	829,058
4.00% 6/1/48	2,940,733	2,834,130
4.00% 9/1/48	194,948	187,538
4.00% 10/1/48	4,348,064	4,193,312
4.00% 6/1/49	926,969	894,332
4.00% 5/1/51	6,453,607	6,173,730
4.50% 7/1/40	340,371	332,341
4.50% 8/1/41	755,522	754,549
4.50% 5/1/46	56,235	56,162
4.50% 4/1/48	320,067	321,033
4.50% 12/1/48	40,628	39,969
4.50% 1/1/49	7,957,469	7,846,284
4.50% 1/1/50	17,950,051	17,901,026
4.50% 4/1/50	1,272,565	1,254,547
4.50% 10/1/52	30,609,766	29,680,986
4.50% 2/1/53	22,409,127	21,729,176
5.00% 7/1/47	717,874	729,492
5.00% 7/1/49	1,351,102	1,357,182
5.00% 1/1/51	5,906,117	5,922,957
5.50% 5/1/44	5,925,071	6,101,792
5.50% 10/1/52	13,966,340	14,071,396
5.50% 11/1/52	7,006,345	7,082,442
5.50% 3/1/53	14,044,015	14,103,109
5.50% 8/1/53	6,772,030	6,852,964
6.00% 1/1/42	6,889,971	7,197,455
6.00% 6/1/53	9,932,943	10,085,549
6.00% 7/1/53	4,957,392	5,138,295
6.00% 9/1/53	14,751,273	14,977,908
Freddie Mac S.F. 15 yr 3.00% 3/1/35	11,463,683	10,872,511
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 20 yr
2.00% 3/1/41	6,079,309	$5,226,783
2.00% 5/1/42	2,181,058	1,862,284
2.50% 1/1/40	2,940,151	2,636,985
2.50% 6/1/41	10,442,532	9,296,070
3.00% 4/1/42	2,358,216	2,152,795
3.00% 6/1/42	3,738,140	3,411,365
5.00% 11/1/42	4,983,867	4,999,520
Freddie Mac S.F. 30 yr
2.00% 3/1/52	1,988,507	1,624,921
2.50% 3/1/51	7,775,915	6,694,535
2.50% 12/1/51	9,114,701	7,842,166
3.00% 11/1/46	2,671,540	2,431,647
3.00% 1/1/47	2,628,160	2,381,173
3.00% 1/1/50	1,104,104	994,022
3.00% 7/1/50	1,569,472	1,413,041
3.00% 5/1/51	9,688,150	8,767,747
3.00% 8/1/52	7,352,453	6,579,208
3.50% 12/1/47	1,071,253	999,701
3.50% 11/1/48	2,583,801	2,427,097
3.50% 2/1/52	1,934,499	1,783,642
3.50% 4/1/52	3,731,474	3,441,428
4.00% 10/1/47	1,188,215	1,136,425
4.00% 9/1/49	2,255,524	2,176,099
4.00% 9/1/52	20,765,577	19,713,177
4.50% 1/1/49	4,163,159	4,093,858
4.50% 3/1/49	265,443	261,574
4.50% 8/1/49	2,735,708	2,708,519
4.50% 7/1/52	1,266,294	1,228,070
4.50% 10/1/52	8,696,786	8,432,903
5.00% 7/1/52	5,249,895	5,231,384
5.00% 6/1/53	34,752,340	34,401,580
5.50% 9/1/41	2,589,412	2,670,335
5.50% 9/1/52	7,948,146	8,048,506
5.50% 11/1/52	4,788,873	4,830,970
5.50% 3/1/53	3,996,372	4,068,626
5.50% 9/1/53	8,843,492	8,953,827
6.00% 1/1/53	5,142,276	5,304,387
GNMA I S.F. 30 yr 3.00% 3/15/50	679,969	606,963
GNMA II S.F. 30 yr
3.00% 12/20/51	4,808,690	4,352,558
3.00% 1/20/52	9,234,299	8,357,721
5.00% 9/20/52	2,676,648	2,661,106
5.50% 6/20/49	5,143,006	5,247,925
Total Agency Mortgage-Backed Securities (Cost $663,053,871)		632,437,415
AGENCY OBLIGATION–0.02%
Airport Authority 2.50% 1/12/32	405,000	349,401
Total Agency Obligation (Cost $404,737)		349,401
LVIP Delaware Diversified Income Fund-6

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–32.03%
Aerospace & Defense–0.20%
Boeing Co. 2.20% 2/4/26	4,675,000	$4,417,346
		4,417,346
Agriculture–0.02%
**πMHP Lux SA 6.95% 4/3/26	545,000	418,832
		418,832
Airlines–0.44%
Azul Secured Finance LLP 11.93% 8/28/28	965,000	997,977
Grupo Aeromexico SAB de CV 8.50% 3/17/27	700,000	675,659
United Airlines, Inc.
4.38% 4/15/26	2,560,000	2,494,478
4.63% 4/15/29	5,963,000	5,576,809
		9,744,923
Auto Manufacturers–0.67%
Ford Motor Credit Co. LLC
2.30% 2/10/25	420,000	403,902
2.90% 2/16/28	1,030,000	924,709
2.90% 2/10/29	615,000	538,623
4.54% 8/1/26	1,749,000	1,693,572
6.80% 11/7/28	850,000	889,411
6.95% 6/10/26	1,270,000	1,302,796
Kia Corp. 2.38% 2/14/25	525,000	508,382
Mercedes-Benz Finance North America LLC 5.10% 8/3/28	8,575,000	8,740,606
		15,002,001
Auto Parts & Equipment–0.16%
Aptiv PLC 3.10% 12/1/51	4,967,000	3,236,451
Nemak SAB de CV 3.63% 6/28/31	480,000	398,824
		3,635,275
Banks–8.37%
Access Bank PLC 6.13% 9/21/26	600,000	536,220
Akbank TAS
6.80% 2/6/26	500,000	501,250
μ6.80% 6/22/31	310,000	305,774
Banco Continental SAECA 2.75% 12/10/25	360,000	336,491
Banco de Credito e Inversiones SA 3.50% 10/12/27	515,000	487,033
μBanco GNB Sudameris SA 7.50% 4/16/31	535,000	446,377
μBanco Industrial SA 4.88% 1/29/31	300,000	281,745
μBanco Mercantil del Norte SA 8.38% 10/14/30	205,000	201,695
Banco Nacional de Panama 2.50% 8/11/30	360,000	266,148
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μBanco Santander Mexico SA Institucion de Banca Multiple Grupo Financiero Santand 7.53% 10/1/28	325,000	$339,153
Banco Santander SA 5.59% 8/8/28	1,400,000	1,427,480
μBangkok Bank PCL 5.00% 9/23/25	400,000	382,216
Bank Leumi Le-Israel BM
5.13% 7/27/27	395,000	387,896
μ7.13% 7/18/33	550,000	539,286
μBank of America Corp.
2.48% 9/21/36	10,395,000	8,233,553
2.97% 2/4/33	1,674,000	1,424,273
5.82% 9/15/29	4,171,000	4,305,614
6.20% 11/10/28	5,285,000	5,512,999
Bank of Montreal 1.85% 5/1/25	65,000	62,319
μBank of New York Mellon Corp. 4.70% 9/20/25	4,870,000	4,745,948
μBarclays PLC
6.22% 5/9/34	1,365,000	1,415,745
7.39% 11/2/28	1,372,000	1,466,211
BBVA Bancomer SA
1.88% 9/18/25	350,000	330,334
μ5.88% 9/13/34	530,000	499,224
CIMB Bank Bhd 2.13% 7/20/27	405,000	369,836
Citibank NA 5.49% 12/4/26	3,960,000	4,031,271
μCitigroup, Inc. 5.61% 9/29/26	747,000	752,442
μCitizens Bank NA 6.06% 10/24/25	3,645,000	3,555,946
Credicorp Ltd. 2.75% 6/17/25	540,000	514,979
Credit Agricole SA
5.30% 7/12/28	1,630,000	1,666,392
μ6.32% 10/3/29	5,240,000	5,488,168
Credit Suisse AG 7.95% 1/9/25	1,130,000	1,154,884
μDeutsche Bank AG
3.73% 1/14/32	2,820,000	2,363,613
6.72% 1/18/29	3,558,000	3,725,961
6.82% 11/20/29	2,599,000	2,736,343
7.15% 7/13/27	1,755,000	1,821,662
Emirates NBD Bank PJSC 2.63% 2/18/25	330,000	319,688
μFifth Third Bancorp 6.36% 10/27/28	679,000	704,525
μFifth Third Bank NA 5.85% 10/27/25	3,780,000	3,769,670
μFirst Abu Dhabi Bank PJSC 4.50% 4/5/26	355,000	338,856
μGoldman Sachs Group, Inc. 6.48% 10/24/29	8,295,000	8,801,389
Hana Bank 1.25% 12/16/26	435,000	391,522
LVIP Delaware Diversified Income Fund-7

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μHSBC Holdings PLC 5.89% 8/14/27	1,130,000	$1,145,643
μHuntington Bancshares, Inc. 6.21% 8/21/29	2,785,000	2,871,699
Huntington National Bank
μ4.55% 5/17/28	1,000,000	965,929
5.65% 1/10/30	1,465,000	1,477,334
ICICI Bank Ltd. 4.00% 3/18/26	245,000	239,453
μING Groep NV 6.08% 9/11/27	1,330,000	1,357,270
μJPMorgan Chase & Co.
1.95% 2/4/32	3,515,000	2,857,326
2.52% 4/22/31	2,905,000	2,512,061
2.58% 4/22/32	2,175,000	1,839,693
3.11% 4/22/41	1,290,000	993,146
3.11% 4/22/51	2,205,000	1,584,413
3.70% 5/6/30	230,000	216,450
4.60% 2/1/25	55,000	53,038
5.00% 8/1/24	2,495,000	2,449,505
5.35% 6/1/34	912,000	924,982
6.25% 10/23/34	1,418,000	1,537,094
KeyBank NA
4.15% 8/8/25	4,349,000	4,215,814
5.85% 11/15/27	709,000	708,481
μMorgan Stanley
0.50% 10/26/29	3,350,000	3,190,988
1.79% 2/13/32	175,000	139,741
1.93% 4/28/32	2,765,000	2,223,405
2.48% 9/16/36	21,355,000	16,925,706
5.25% 4/21/34	772,000	771,921
6.14% 10/16/26	1,475,000	1,501,540
6.30% 10/18/28	3,189,000	3,340,602
6.41% 11/1/29	1,900,000	2,013,591
6.63% 11/1/34	2,595,000	2,872,804
μNBK SPC Ltd. 1.63% 9/15/27	1,000,000	905,116
μOversea-Chinese Banking Corp. Ltd. 1.83% 9/10/30	345,000	324,487
μPNC Financial Services Group, Inc. 6.88% 10/20/34	2,670,000	2,964,068
Popular, Inc. 7.25% 3/13/28	1,480,000	1,522,550
QNB Finance Ltd. 2.63% 5/12/25	590,000	566,290
μRizal Commercial Banking Corp. 6.50% 8/27/25	535,000	501,809
Shinhan Bank Co. Ltd. 3.88% 3/24/26	390,000	376,828
Shinhan Financial Group Co. Ltd. 5.00% 7/24/28	280,000	279,952
μStandard Chartered PLC 6.30% 1/9/29	460,000	471,867
SVB Financial Group
‡1.80% 2/2/31	1,505,000	990,040
μ‡4.00% 5/15/26	6,755,000	71,231
μ‡4.10% 2/15/31	4,850,000	48,500
μ‡4.57% 4/29/33	4,845,000	3,194,540
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Toronto-Dominion Bank 4.11% 6/8/27	1,355,000	$1,330,883
Truist Bank
2.25% 3/11/30	4,195,000	3,476,926
μ2.64% 9/17/29	10,165,000	9,461,104
μTruist Financial Corp.
4.95% 9/1/25	2,750,000	2,631,441
7.16% 10/30/29	1,859,000	2,007,781
μTurkiye Garanti Bankasi AS 7.18% 5/24/27	515,000	506,863
U.S. Bancorp
μ2.49% 11/3/36	1,685,000	1,306,770
3.38% 2/5/24	4,245,000	4,234,940
3.60% 9/11/24	2,640,000	2,606,636
3.95% 11/17/25	4,130,000	4,061,136
μ4.65% 2/1/29	1,970,000	1,938,968
μ5.73% 10/21/26	421,000	423,723
μ6.79% 10/26/27	1,150,000	1,200,676
μUBS Group AG 0.25% 11/5/28	1,650,000	1,601,828
		186,878,713
Beverages–0.04%
Central American Bottling Corp./CBC Bottling Holdco SL/Beliv Holdco SL 5.25% 4/27/29	515,000	483,445
Coca-Cola Icecek AS 4.50% 1/20/29	350,000	320,817
		804,262
Biotechnology–1.07%
Amgen, Inc.
5.15% 3/2/28	1,255,000	1,284,807
5.25% 3/2/30	1,240,000	1,274,716
5.25% 3/2/33	16,687,000	17,108,057
Royalty Pharma PLC
1.75% 9/2/27	2,675,000	2,398,752
3.35% 9/2/51	2,758,000	1,864,814
		23,931,146
Building Materials–0.27%
μCemex SAB de CV 9.13% 3/14/28	427,000	454,755
Holcim Finance Luxembourg SA
0.50% 4/23/31	1,800,000	1,616,888
0.63% 4/6/30	1,700,000	1,592,198
Standard Industries, Inc. 3.38% 1/15/31	2,005,000	1,724,842
UltraTech Cement Ltd. 2.80% 2/16/31	555,000	469,072
West China Cement Ltd. 4.95% 7/8/26	365,000	263,328
		6,121,083
LVIP Delaware Diversified Income Fund-8

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals–0.40%
Celanese U.S. Holdings LLC
6.05% 3/15/25	1,012,000	$1,018,197
6.17% 7/15/27	750,000	769,017
ICL Group Ltd. 6.38% 5/31/38	350,000	331,680
OCP SA
3.75% 6/23/31	440,000	377,960
5.13% 6/23/51	640,000	484,069
Sasol Financing USA LLC
6.50% 9/27/28	315,000	300,056
8.75% 5/3/29	595,000	606,678
Sherwin-Williams Co. 3.30% 5/15/50	6,015,000	4,411,844
Sociedad Quimica y Minera de Chile SA 6.50% 11/7/33	685,000	727,127
		9,026,628
Commercial Services–0.20%
Bidvest Group U.K. PLC 3.63% 9/23/26	375,000	346,875
CK Hutchison International 23 Ltd.
4.75% 4/21/28	340,000	340,540
4.88% 4/21/33	670,000	671,573
ERAC USA Finance LLC 4.90% 5/1/33	1,235,000	1,233,334
Hutama Karya Persero PT 3.75% 5/11/30	300,000	280,314
International Container Terminal Services, Inc. 4.75% 6/17/30	585,000	567,459
United Rentals North America, Inc. 3.88% 2/15/31	1,124,000	1,021,266
		4,461,361
Computers–0.07%
Apple, Inc. 1.40% 8/5/28	1,790,000	1,585,919
		1,585,919
Diversified Financial Services–1.94%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
2.45% 10/29/26	2,070,000	1,916,657
3.00% 10/29/28	3,769,000	3,441,054
6.50% 7/15/25	2,870,000	2,906,364
Air Lease Corp.
2.88% 1/15/26	3,870,000	3,686,804
3.00% 2/1/30	5,465,000	4,848,376
3.38% 7/1/25	1,255,000	1,214,715
μ4.13% 12/15/26	5,260,000	4,081,511
4.63% 10/1/28	5,976,000	5,838,507
Aviation Capital Group LLC 3.50% 11/1/27	5,545,000	5,107,774
BOC Aviation USA Corp. 4.88% 5/3/33	900,000	881,048
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Jefferies Financial Group, Inc.
2.63% 10/15/31	5,310,000	$4,398,355
4.15% 1/23/30	2,135,000	2,004,884
5.88% 7/21/28	2,188,000	2,243,582
6.50% 1/20/43	750,000	786,084
		43,355,715
Electric–3.80%
Abu Dhabi National Energy Co. PJSC 2.00% 4/29/28	570,000	513,599
AEP Texas, Inc. 5.40% 6/1/33	895,000	908,642
μAES Andes SA 7.13% 3/26/79	485,000	465,843
Alfa Desarrollo SpA 4.55% 9/27/51	501,849	391,783
Berkshire Hathaway Energy Co. 2.85% 5/15/51	7,555,000	5,103,416
Calpine Corp.
4.50% 2/15/28	616,000	585,908
5.00% 2/1/31	1,990,000	1,824,264
5.13% 3/15/28	585,000	560,885
CenterPoint Energy, Inc. 4.25% 11/1/28	1,560,000	1,501,427
Cikarang Listrindo Tbk PT 4.95% 9/14/26	535,000	512,958
Colbun SA 3.95% 10/11/27	405,000	387,583
Consorcio Transmantaro SA 5.20% 4/11/38	465,000	441,808
Continuum Energy Aura Pte. Ltd. 9.50% 2/24/27	390,000	396,376
Duke Energy Carolinas LLC 4.95% 1/15/33	3,880,000	3,951,859
μDuke Energy Corp. 4.88% 9/16/24	3,480,000	3,426,358
Duke Energy Indiana LLC 3.25% 10/1/49	2,480,000	1,797,518
Enel Finance America LLC 2.88% 7/12/41	3,145,000	2,138,423
Entergy Arkansas LLC 4.20% 4/1/49	1,930,000	1,652,003
Entergy Louisiana LLC 4.95% 1/15/45	545,000	498,361
Entergy Mississippi LLC 3.85% 6/1/49	2,400,000	1,922,619
Entergy Texas, Inc. 3.55% 9/30/49	1,380,000	1,041,218
Evergy Kansas Central, Inc. 3.45% 4/15/50	2,250,000	1,643,125
Exelon Corp. 5.30% 3/15/33	1,115,000	1,137,899
Fells Point Funding Trust 3.05% 1/31/27	4,685,000	4,415,363
FirstEnergy Transmission LLC 4.55% 4/1/49	15,000	12,963
LVIP Delaware Diversified Income Fund-9

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Infraestructura Energetica Nova SAPI de CV 4.75% 1/15/51	450,000	$353,320
JSW Hydro Energy Ltd. 4.13% 5/18/31	458,850	398,589
Louisville Gas & Electric Co. 4.25% 4/1/49	5,265,000	4,452,919
Minejesa Capital BV 5.63% 8/10/37	345,000	301,875
Mong Duong Finance Holdings BV 5.13% 5/7/29	772,879	715,862
National Rural Utilities Cooperative Finance Corp. 5.80% 1/15/33	370,000	391,825
NextEra Energy Capital Holdings, Inc.
3.00% 1/15/52	1,990,000	1,331,761
5.75% 9/1/25	5,415,000	5,466,230
Oglethorpe Power Corp.
3.75% 8/1/50	3,049,000	2,290,390
6.20% 12/1/53	565,000	605,976
Oryx Funding Ltd. 5.80% 2/3/31	565,000	565,884
Pacific Gas & Electric Co.
2.10% 8/1/27	925,000	833,640
3.30% 8/1/40	6,427,000	4,703,041
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13% 5/15/27	475,000	461,938
5.25% 5/15/47	528,000	493,537
PG&E Corp. 5.25% 7/1/30	1,810,000	1,745,827
μSempra 4.88% 10/15/25	1,155,000	1,129,893
Southern California Edison Co. 4.00% 4/1/47	1,745,000	1,422,442
Southern Co. 5.70% 10/15/32	1,595,000	1,674,416
Southwestern Electric Power Co. 4.10% 9/15/28	8,995,000	8,700,824
μVistra Corp. 7.00% 12/15/26	2,500,000	2,462,500
Vistra Operations Co. LLC
5.13% 5/13/25	4,660,000	4,614,682
6.95% 10/15/33	2,400,000	2,525,846
		84,875,418
Electronics–0.02%
Foxconn Far East Ltd. 2.50% 10/28/30	405,000	341,124
		341,124
Energy-Alternate Sources–0.03%
Greenko Power II Ltd. 4.30% 12/13/28	400,500	360,550
Sweihan PV Power Co. PJSC 3.63% 1/31/49	402,347	330,226
		690,776
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Engineering & Construction–0.27%
Aeropuertos Argentina 2000 SA 8.50% 8/1/31	452,543	$447,695
Cellnex Finance Co. SA 3.88% 7/7/41	5,404,000	4,185,776
Summit Digitel Infrastructure Ltd. 2.88% 8/12/31	715,000	586,451
TAV Havalimanlari Holding AS 8.50% 12/7/28	845,000	862,745
		6,082,667
Food–0.10%
Bimbo Bakeries USA, Inc. 6.40% 1/15/34	480,000	532,670
Indofood CBP Sukses Makmur Tbk PT
3.54% 4/27/32	470,000	404,246
4.81% 4/27/52	325,000	263,924
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc. 5.50% 1/15/30	445,000	437,335
Minerva Luxembourg SA 8.88% 9/13/33	625,000	660,809
		2,298,984
Gas–0.10%
Atmos Energy Corp. 2.85% 2/15/52	1,680,000	1,137,606
ENN Energy Holdings Ltd. 2.63% 9/17/30	630,000	538,990
Grupo Energia Bogota SA ESP 7.85% 11/9/33	475,000	516,491
		2,193,087
Health Care Services–0.79%
Centene Corp. 3.38% 2/15/30	1,980,000	1,776,516
DaVita, Inc.
3.75% 2/15/31	1,030,000	845,991
4.63% 6/1/30	780,000	680,468
HCA, Inc. 3.50% 7/15/51	1,859,000	1,309,054
UnitedHealth Group, Inc.
4.20% 5/15/32	3,015,000	2,950,256
4.50% 4/15/33	10,182,000	10,117,321
		17,679,606
Housewares–0.01%
Turkiye Sise ve Cam Fabrikalari AS 6.95% 3/14/26	325,000	322,628
		322,628
Insurance–1.32%
AIA Group Ltd. 3.38% 4/7/30	305,000	281,015
American International Group, Inc. 5.13% 3/27/33	3,935,000	3,993,160
Aon Corp./Aon Global Holdings PLC 2.90% 8/23/51	18,100,000	11,800,007
LVIP Delaware Diversified Income Fund-10

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Athene Holding Ltd.
3.45% 5/15/52	4,320,000	$2,902,717
3.95% 5/25/51	1,925,000	1,445,053
Brighthouse Financial, Inc. 3.85% 12/22/51	4,252,000	2,797,170
Jones Deslauriers Insurance Management, Inc. 8.50% 3/15/30	3,765,000	3,953,740
New York Life Global Funding 5.45% 9/18/26	1,740,000	1,778,329
Sagicor Financial Co. Ltd. 5.30% 5/13/28	510,000	489,600
		29,440,791
Internet–0.14%
Alibaba Group Holding Ltd. 2.70% 2/9/41	460,000	314,574
Amazon.com, Inc. 2.50% 6/3/50	2,540,000	1,689,655
Prosus NV 4.19% 1/19/32	585,000	504,602
Tencent Holdings Ltd.
2.88% 4/22/31	285,000	245,810
3.68% 4/22/41	340,000	267,307
		3,021,948
Investment Companies–0.04%
Gaci First Investment Co. 4.88% 2/14/35	360,000	351,556
Huarong Finance 2017 Co. Ltd. 4.75% 4/27/27	450,000	420,750
		772,306
Iron & Steel–0.08%
CSN Resources SA 8.88% 12/5/30	485,000	505,380
**πMetinvest BV 7.75% 10/17/29	550,000	332,200
Samarco Mineracao SA 9.50% 6/30/31	585,000	490,522
Vale Overseas Ltd. 6.13% 6/12/33	505,000	524,150
		1,852,252
Leisure Time–0.17%
Carnival Corp.
4.00% 8/1/28	760,000	706,601
7.63% 3/1/26	1,874,000	1,907,884
Royal Caribbean Cruises Ltd. 5.50% 4/1/28	1,145,000	1,130,411
		3,744,896
Lodging–0.10%
MGM China Holdings Ltd.
4.75% 2/1/27	520,000	494,650
5.25% 6/18/25	200,000	196,246
Sands China Ltd.
3.50% 8/8/31	375,000	313,837
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging (continued)
Sands China Ltd. (continued)
4.30% 1/8/26	520,000	$499,332
Studio City Finance Ltd. 5.00% 1/15/29	820,000	689,201
		2,193,266
Machinery Construction & Mining–0.00%
Caterpillar, Inc. 2.60% 4/9/30	50,000	45,485
		45,485
Media–1.58%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.70% 4/1/51	4,060,000	2,640,744
3.85% 4/1/61	6,270,000	3,908,174
4.80% 3/1/50	1,635,000	1,265,608
Comcast Corp.
2.80% 1/15/51	948,000	631,744
3.75% 4/1/40	835,000	718,253
4.55% 1/15/29	4,450,000	4,469,035
4.80% 5/15/33	1,055,000	1,068,036
CSC Holdings LLC 4.63% 12/1/30	1,150,000	692,438
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.88% 8/15/27	2,525,000	2,372,432
Discovery Communications LLC
4.00% 9/15/55	1,325,000	942,792
4.13% 5/15/29	11,195,000	10,606,531
Time Warner Cable LLC 7.30% 7/1/38	5,775,000	5,955,060
		35,270,847
Mining–0.44%
Anglo American Capital PLC 5.50% 5/2/33	600,000	606,124
AngloGold Ashanti Holdings PLC 3.38% 11/1/28	335,000	301,388
BHP Billiton Finance USA Ltd. 5.25% 9/8/30	4,710,000	4,879,577
Corp. Nacional del Cobre de Chile
3.70% 1/30/50	800,000	575,262
4.25% 7/17/42	200,000	162,308
First Quantum Minerals Ltd.
6.88% 10/15/27	270,000	229,458
7.50% 4/1/25	205,000	195,467
FMG Resources August 2006 Pty. Ltd. 6.13% 4/15/32	2,055,000	2,069,804
LVIP Delaware Diversified Income Fund-11

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Mining (continued)
Freeport Indonesia PT
5.32% 4/14/32	400,000	$392,232
6.20% 4/14/52	345,000	341,981
		9,753,601
Miscellaneous Manufacturing–0.29%
Teledyne Technologies, Inc.
2.25% 4/1/28	3,910,000	3,540,328
2.75% 4/1/31	3,420,000	2,975,604
		6,515,932
Office Business Equipment–0.25%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	1,120,000	1,048,006
3.28% 12/1/28	4,860,000	4,455,104
		5,503,110
Oil & Gas–1.86%
BP Capital Markets America, Inc.
2.72% 1/12/32	2,625,000	2,287,024
4.81% 2/13/33	2,263,000	2,281,590
μBP Capital Markets PLC 4.88% 3/22/30	6,940,000	6,591,595
Canacol Energy Ltd. 5.75% 11/24/28	580,000	422,925
CNX Resources Corp. 6.00% 1/15/29	3,030,000	2,904,657
ConocoPhillips Co. 5.05% 9/15/33	5,385,000	5,532,467
Diamondback Energy, Inc.
3.13% 3/24/31	4,105,000	3,648,621
4.25% 3/15/52	2,461,000	1,986,562
Ecopetrol SA
5.88% 11/2/51	385,000	291,318
6.88% 4/29/30	520,000	515,308
Energian Israel Finance Ltd. 4.88% 3/30/26	370,000	340,400
Geopark Ltd. 5.50% 1/17/27	610,000	540,047
KazMunayGas National Co. JSC
4.75% 4/19/27	220,000	213,730
5.38% 4/24/30	350,000	346,676
Kosmos Energy Ltd. 7.75% 5/1/27	740,000	689,500
Medco Maple Tree Pte. Ltd. 8.96% 4/27/29	655,000	664,161
Murphy Oil Corp. 5.88% 12/1/27	2,415,000	2,402,731
Occidental Petroleum Corp. 6.13% 1/1/31	3,158,000	3,278,596
Oil & Gas Holding Co. BSCC 7.50% 10/25/27	210,000	221,529
PDC Energy, Inc. 5.75% 5/15/26	1,565,000	1,562,023
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Pertamina Persero PT 3.65% 7/30/29	410,000	$386,479
Petrobras Global Finance BV 6.50% 7/3/33	405,000	410,970
Petroleos Mexicanos
6.70% 2/16/32	165,000	136,914
6.75% 9/21/47	839,000	548,971
7.69% 1/23/50	665,000	472,924
10.00% 2/7/33	200,000	200,810
Petronas Capital Ltd. 3.50% 4/21/30	500,000	469,050
PTTEP Treasury Center Co. Ltd. 2.59% 6/10/27	330,000	306,332
Saudi Arabian Oil Co.
1.63% 11/24/25	200,000	188,007
3.50% 11/24/70	215,000	147,447
4.25% 4/16/39	680,000	607,615
Thaioil Treasury Center Co. Ltd. 2.50% 6/18/30	541,000	457,302
YPF SA 6.95% 7/21/27	435,000	389,214
		41,443,495
Oil & Gas Services–0.02%
Guara Norte Sarl 5.20% 6/15/34	428,395	390,258
		390,258
Packaging & Containers–0.23%
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC 3.25% 9/1/28	2,699,000	2,361,148
Mauser Packaging Solutions Holding Co. 7.88% 8/15/26	2,240,000	2,279,606
SAN Miguel Industrias Pet SA/NG PET R&P Latin America SA 3.50% 8/2/28	550,000	472,982
		5,113,736
Pharmaceuticals–0.49%
AbbVie, Inc. 4.05% 11/21/39	3,000	2,709
Bausch Health Cos., Inc. 11.00% 9/30/28	1,144,000	831,665
CVS Health Corp.
1.88% 2/28/31	615,000	506,124
3.75% 4/1/30	1,535,000	1,443,978
5.25% 1/30/31	1,085,000	1,112,982
Takeda Pharmaceutical Co. Ltd. 3.18% 7/9/50	7,631,000	5,456,856
Teva Pharmaceutical Finance Netherlands III BV
5.13% 5/9/29	275,000	262,638
6.75% 3/1/28	510,000	521,220
Zoetis, Inc. 5.40% 11/14/25	725,000	730,909
		10,869,081
LVIP Delaware Diversified Income Fund-12

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines–2.33%
Acu Petroleo Luxembourg Sarl 7.50% 7/13/35	579,155	$549,354
Cheniere Energy Partners LP 4.50% 10/1/29	2,825,000	2,702,019
EIG Pearl Holdings Sarl 4.39% 11/30/46	400,000	320,700
Enbridge, Inc.
5.70% 3/8/33	805,000	836,715
6.70% 11/15/53	1,235,000	1,436,344
Energy Transfer LP
6.10% 12/1/28	4,235,000	4,456,899
6.25% 4/15/49	8,940,000	9,244,883
μ6.50% 11/15/26	5,670,000	5,388,088
Enterprise Products Operating LLC
3.20% 2/15/52	8,295,000	6,044,536
3.30% 2/15/53	4,245,000	3,145,318
5.35% 1/31/33	490,000	512,815
Galaxy Pipeline Assets Bidco Ltd. 2.94% 9/30/40	471,226	387,715
Greensaif Pipelines Bidco Sarl 6.51% 2/23/42	670,000	708,274
Kinder Morgan, Inc.
3.60% 2/15/51	2,360,000	1,686,311
5.20% 6/1/33	1,750,000	1,739,461
ONEOK, Inc.
5.65% 11/1/28	850,000	879,917
5.80% 11/1/30	1,145,000	1,190,393
6.05% 9/1/33	768,000	813,710
QazaqGaz NC JSC 4.38% 9/26/27	901,000	862,511
Sabine Pass Liquefaction LLC 5.75% 5/15/24	3,000	2,998
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	4,355,000	4,301,008
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	4,768,000	4,199,482
TMS Issuer Sarl 5.78% 8/23/32	335,000	349,237
Transportadora de Gas del Sur SA 6.75% 5/2/25	345,000	329,991
		52,088,679
Real Estate–0.03%
‡China Evergrande Group 10.00% 4/11/23	1,020,000	12,750
μMAF Global Securities Ltd. 7.88% 6/30/27	350,000	356,079
RKPF Overseas 2020 A Ltd. 5.13% 7/26/26	430,000	98,771
Sunac China Holdings Ltd.
6.00% 9/30/26	705,000	81,216
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate (continued)
Sunac China Holdings Ltd. (continued)
6.25% 9/30/27	415,000	$37,350
		586,166
Real Estate Investment Trusts–1.07%
American Homes 4 Rent LP 3.63% 4/15/32	2,910,000	2,606,144
American Tower Corp. 2.30% 9/15/31	5,380,000	4,448,327
CIBANCO SA Institucion de Banca Multiple Trust CIB/3332 4.38% 7/22/31	600,000	454,575
Crown Castle, Inc.
1.05% 7/15/26	2,375,000	2,142,691
2.10% 4/1/31	3,646,000	2,969,511
5.60% 6/1/29	2,812,000	2,875,293
Iron Mountain Information Management Services, Inc. 5.00% 7/15/32	3,665,000	3,357,058
Iron Mountain, Inc. 5.25% 7/15/30	1,169,000	1,112,780
VICI Properties LP 4.95% 2/15/30	3,840,000	3,726,029
VICI Properties LP/VICI Note Co., Inc. 5.75% 2/1/27	265,000	265,786
		23,958,194
Retail–0.06%
Alsea SAB de CV 7.75% 12/14/26	390,000	398,366
Arcos Dorados BV 6.13% 5/27/29	355,000	354,354
‡Future Retail Ltd. 5.60% 1/22/25	905,000	2,263
InRetail Consumer 3.25% 3/22/28	680,000	610,188
		1,365,171
Semiconductors–0.35%
Broadcom, Inc. 3.47% 4/15/34	3,600,000	3,132,018
Entegris Escrow Corp. 4.75% 4/15/29	2,145,000	2,066,522
NXP BV/NXP Funding LLC 5.55% 12/1/28	845,000	869,513
NXP BV/NXP Funding LLC/NXP USA, Inc. 4.30% 6/18/29	739,000	717,955
SK Hynix, Inc. 1.50% 1/19/26	330,000	303,942
TSMC Global Ltd. 4.63% 7/22/32	740,000	750,972
		7,840,922
Software–0.31%
Autodesk, Inc. 2.40% 12/15/31	4,365,000	3,734,616
LVIP Delaware Diversified Income Fund-13

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software (continued)
Oracle Corp.
3.60% 4/1/50	3,294,000	$2,439,888
4.65% 5/6/30	785,000	781,916
		6,956,420
Sovereign–0.01%
**πState Agency of Roads of Ukraine 6.25% 6/24/30	855,000	214,178
		214,178
Telecommunications–1.67%
Altice France SA 5.50% 10/15/29	1,740,000	1,364,376
America Movil SAB de CV 4.70% 7/21/32	565,000	555,277
AT&T, Inc. 3.50% 9/15/53	15,040,000	10,914,635
Axian Telecom 7.38% 2/16/27	490,000	458,150
C&W Senior Financing DAC 6.88% 9/15/27	365,000	340,071
Connect Finco Sarl/Connect U.S. Finco LLC 6.75% 10/1/26	3,568,000	3,546,627
CT Trust 5.13% 2/3/32	530,000	463,200
Frontier Communications Holdings LLC
5.00% 5/1/28	2,565,000	2,370,514
5.88% 10/15/27	1,510,000	1,458,813
Silknet JSC 8.38% 1/31/27	385,000	383,075
Sprint Capital Corp. 6.88% 11/15/28	3,075,000	3,331,858
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 9/20/29	665,625	659,857
T-Mobile USA, Inc.
3.00% 2/15/41	580,000	434,047
3.75% 4/15/27	4,155,000	4,030,046
5.75% 1/15/34	1,190,000	1,262,164
Turkcell Iletisim Hizmetleri AS 5.80% 4/11/28	400,000	378,000
Verizon Communications, Inc.
2.55% 3/21/31	2,055,000	1,771,921
2.88% 11/20/50	1,945,000	1,322,367
Vmed O2 U.K. Financing I PLC 4.25% 1/31/31	2,440,000	2,130,717
		37,175,715
Transportation–0.20%
Burlington Northern Santa Fe LLC 2.88% 6/15/52	2,790,000	1,949,262
Georgian Railway JSC 4.00% 6/17/28	720,000	657,379
Lima Metro Line 2 Finance Ltd. 4.35% 4/5/36	599,351	549,739
MISC Capital Two Labuan Ltd. 3.75% 4/6/27	795,000	765,345
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Rumo Luxembourg Sarl 5.25% 1/10/28	520,000	$500,529
		4,422,254
Water–0.02%
Aegea Finance Sarl 9.00% 1/20/31	430,000	456,860
		456,860
Total Corporate Bonds (Cost $777,357,833)		714,863,057
LOAN AGREEMENTS–2.09%
•Applied Systems, Inc. 9.85% (SOFR CME03M + 4.50%) 9/18/26	4,533	4,549
•Berry Global, Inc. 7.22% (SOFR CME01M + 1.75%) 7/1/29	1,229,549	1,230,250
•Calpine Corp.
7.47% (SOFR CME01M + 2.00%) 4/5/26	573,000	573,619
7.97% (SOFR CME01M + 2.50%) 12/16/27	328,201	328,638
•Castlelake Aviation Ltd.
8.13% (SOFR CME03M + 2.75%) 10/22/27	1,638,450	1,639,482
8.40% (SOFR CME03M + 2.75%) 10/22/26	1,146,086	1,147,198
•Charter Communications Operating LLC
7.13% (SOFR CME03M + 1.75%) 2/1/27	1,117,566	1,116,873
7.36% (SOFR CME01M + 2.00%) 12/7/30	2,500,000	2,489,575
•CommScope, Inc. 8.72% (SOFR CME01M + 3.25%) 4/6/26	4,377,090	3,901,081
•Connect Finco SARL 8.86% (SOFR CME01M + 3.50%) 12/11/26	1,259,912	1,259,043
•Entegris, Inc. 7.82% (SOFRTE03M + 2.50%) 7/6/29	1,285,764	1,290,046
•Epicor Software Corp. 8.72% (SOFR CME01M + 3.25%) 7/30/27	1,233,759	1,236,954
•Flutter Entertainment PLC 7.70% (SOFR CME03M + 2.25%) 11/25/30	2,470,000	2,472,050
•Frontier Communications Corp. 9.11% (SOFR CME01M + 3.75%) 10/8/27	2,320,287	2,305,785
•Hamilton Projects Acquiror LLC 9.97% (SOFR CME01M + 4.50%) 6/17/27	1,004,918	1,008,063
•Informatica LLC 8.22% (SOFR CME01M + 2.75%) 10/27/28	1,080,750	1,082,101
LVIP Delaware Diversified Income Fund-14

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Light & Wonder, Inc. 8.46% (SOFR CME01M + 3.00%) 4/14/29	3,235,664	$3,240,711
•Mileage Plus Holdings LLC 10.77% (SOFR CME03M + 5.25%) 6/21/27	1,505,000	1,554,454
•Olympus Water U.S. Holding Corp. 10.35% (SOFR CME03M + 5.00%) 11/9/28	2,029,912	2,037,525
•RealPage, Inc. 8.47% (SOFR CME01M + 3.00%) 4/24/28	1,169,070	1,158,408
•Russell Investments U.S. Inst'l Holdco, Inc. 8.96% (SOFR CME01M + 3.50%) 5/30/25	10	9
•Standard Industries, Inc. 7.72% (SOFR CME01M + 2.25%) 9/22/28	4,171,191	4,177,531
∞•Summit Materials Cos. I LLC 0.00% (LIBOR03M) 11/21/24	7	7
•Ultimate Software Group, Inc. 8.76% (SOFR CME03M + 3.25%) 5/4/26	1,948,551	1,951,727
•USI, Inc. 8.60% (SOFR CME03M + 3.25%) 9/27/30	2,334,150	2,334,874
•ViaSat, Inc. 9.86% (SOFR CME01M + 4.50%) 3/2/29	4,737,850	4,637,929
•Virgin Media Bristol LLC 8.79% (SOFR CME06M + 3.25%) 3/31/31	421,000	418,777
•Vistra Operations Co. LLC 7.36% (SOFR CME01M + 2.00%) 12/31/30	1,920,797	1,920,240
Total Loan Agreements (Cost $46,042,464)		46,517,499
MUNICIPAL BONDS–0.55%
Commonwealth of Puerto Rico
^Series A 0.00% 7/1/24	142,734	139,932
Series A1 4.00% 7/1/35	635,810	614,728
Series A1 4.00% 7/1/37	675,370	644,783
GDB Debt Recovery Authority of Puerto Rico 7.50% 8/20/40	12,338,987	10,920,003
Total Municipal Bonds (Cost $12,303,651)		12,319,446
NON-AGENCY ASSET-BACKED SECURITIES–2.34%
•Apex Credit CLO Ltd. Series 2018-1A A2 6.67% (TSFR03M + 1.29%) 4/25/31	6,200,000	6,200,570
φCiticorp Residential Mortgage Trust Series 2006-3 A5 4.62% 11/25/36	243,144	239,498
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	9,000,000	$7,988,713
Domino's Pizza Master Issuer LLC Series 2021-1A A2I 2.66% 4/25/51	14,625,000	12,928,412
Ford Credit Auto Owner Trust Series 2021-A B 0.70% 10/15/26	240,000	227,361
•Galaxy XXI CLO Ltd. Series 2015-21A AR 6.70% (TSFR03M + 1.28%) 4/20/31	2,792,823	2,791,553
Hardee's Funding LLC Series 2018-1A A2II 4.96% 6/20/48	1,184,375	1,134,239
JPMorgan Chase Bank NA Series 2021-3 B 0.76% 2/26/29	632,071	609,879
•Man GLG U.S. CLO Series 2018-1A A1R 6.82% (TSFR03M + 1.40%) 4/22/30	7,176,519	7,161,814
PFS Financing Corp. Series 2021-A A 0.71% 4/15/26	3,550,000	3,495,370
•Saranac CLO VII Ltd. Series 2014-2A A1AR 6.86% (TSFR03M + 1.49%) 11/20/29	782,702	782,852
•Signal Peak CLO 5 Ltd. Series 2018-5A A 6.75% (TSFR03M + 1.37%) 4/25/31	3,914,480	3,914,093
•Venture 42 CLO Ltd. Series 2021-42A A1A 6.79% (TSFR03M + 1.39%) 4/15/34	3,370,000	3,337,432
•Zais CLO 17 Ltd. Series 2021-17A A1A 7.01% (TSFR03M + 1.59%) 10/20/33	1,500,000	1,494,201
Total Non-Agency Asset-Backed Securities (Cost $55,236,901)		52,305,987
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.82%
Citicorp Mortgage Securities Trust Series 2006-3 1A9 5.75% 6/25/36	25,990	23,277
•Flagstar Mortgage Trust Series 2021-2 A6 2.50% 4/25/51	915,477	798,072
•GS Mortgage-Backed Securities Corp. Trust Series 2021-PJ4 A8 2.50% 9/25/51	3,651,560	3,195,598
•GS Mortgage-Backed Securities Trust Series 2021-PJ7 A2 2.50% 1/25/52	4,027,157	3,296,606
•JP Morgan Mortgage Trust
Series 2014-2 B1 3.41% 6/25/29	218,218	200,505
LVIP Delaware Diversified Income Fund-15

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•JP Morgan Mortgage Trust (continued)
Series 2014-2 B2 3.41% 6/25/29	81,567	$74,611
Series 2015-1 B2 6.68% 12/25/44	511,092	502,098
Series 2015-4 B1 3.54% 6/25/45	565,837	514,211
Series 2015-4 B2 3.54% 6/25/45	405,926	368,890
Series 2015-5 B2 6.79% 5/25/45	394,283	389,327
Series 2015-6 B1 3.52% 10/25/45	350,458	325,000
Series 2015-6 B2 3.52% 10/25/45	339,506	314,665
Series 2016-4 B1 3.81% 10/25/46	366,936	336,932
Series 2016-4 B2 3.81% 10/25/46	676,702	619,998
Series 2017-1 B3 3.45% 1/25/47	1,405,877	1,233,300
Series 2017-2 A3 3.50% 5/25/47	119,542	106,581
Series 2020-2 A3 3.50% 7/25/50	174,254	154,030
Series 2020-7 A3 3.00% 1/25/51	713,209	611,006
Series 2021-1 A3 2.50% 6/25/51	1,354,390	1,108,695
Series 2021-10 A3 2.50% 12/25/51	2,671,251	2,186,670
Series 2021-11 A3 2.50% 1/25/52	7,323,155	5,994,689
Series 2021-13 B1 3.14% 4/25/52	3,127,775	2,521,855
•Morgan Stanley Residential Mortgage Loan Trust
Series 2020-1 A2A 2.50% 12/25/50	694,252	568,352
Series 2021-4 A3 2.50% 7/25/51	1,307,194	1,068,427
•New Residential Mortgage Loan Trust Series 2018-RPL1 A1 3.50% 12/25/57	254,510	242,660
•RCKT Mortgage Trust
Series 2021-1 A1 2.50% 3/25/51	1,307,393	1,068,589
Series 2021-6 A1 2.50% 12/25/51	2,618,539	2,140,247
•Sequoia Mortgage Trust
Series 2015-1 B2 3.93% 1/25/45	230,999	218,647
Series 2015-2 B2 3.76% 5/25/45	2,391,167	2,230,788
Series 2017-5 B1 3.78% 8/25/47	2,989,969	2,707,172
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust (continued)
Series 2020-4 A2 2.50% 11/25/50	934,209	$766,613
•Towd Point Mortgage Trust
Series 2017-1 A1 2.75% 10/25/56	11,931	11,834
Series 2017-4 M1 3.25% 6/25/57	1,505,000	1,338,624
Series 2018-1 A1 3.00% 1/25/58	212,929	206,304
φVerus Securitization Trust Series 2023-7 A1 7.07% 10/25/68	2,947,009	3,008,077
•Wells Fargo Mortgage-Backed Securities Trust Series 2020-1 A1 3.00% 12/25/49	295,366	253,098
Total Non-Agency Collateralized Mortgage Obligations (Cost $47,699,408)		40,706,048
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–8.55%
BANK
•Series 2017-BNK5 B 3.90% 6/15/60	1,500,000	1,349,057
Series 2017-BNK7 A5 3.44% 9/15/60	2,645,000	2,492,329
Series 2019-BN20 A3 3.01% 9/15/62	2,540,000	2,198,398
Series 2019-BN21 A5 2.85% 10/17/52	6,160,000	5,445,602
Series 2019-BN23 A3 2.92% 12/15/52	4,500,000	3,980,963
Series 2020-BN26 A4 2.40% 3/15/63	5,000,000	4,248,040
•Series 2022-BNK39 B 3.24% 2/15/55	1,600,000	1,174,896
•Series 2022-BNK39 C 3.27% 2/15/55	1,426,000	960,370
•Series 2022-BNK40 B 3.39% 3/15/64	3,200,000	2,606,442
•Series 2022-BNK41 A4 3.79% 4/15/65	2,250,000	2,062,125
BBCMS Mortgage Trust Series 2020-C7 A5 2.04% 4/15/53	1,250,000	1,050,120
Benchmark Mortgage Trust
Series 2020-B17 A5 2.29% 3/15/53	2,750,000	2,294,253
Series 2020-B19 A5 1.85% 9/15/53	5,190,000	4,125,238
Series 2020-B20 A5 2.03% 10/15/53	16,819,000	13,333,994
Series 2020-B21 A5 1.98% 12/17/53	2,450,000	1,982,168
Series 2020-B22 A5 1.97% 1/15/54	4,450,000	3,574,514
LVIP Delaware Diversified Income Fund-16

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Benchmark Mortgage Trust (continued)
Series 2021-B24 A5 2.58% 3/15/54	4,435,000	$3,621,723
Series 2021-B29 A5 2.39% 9/15/54	2,000,000	1,660,872
•Series 2022-B32 B 3.20% 1/15/55	3,150,000	2,349,791
•Series 2022-B32 C 3.45% 1/15/55	3,950,000	2,822,179
•Series 2022-B33 B 3.61% 3/15/55	1,600,000	1,311,958
•Series 2022-B33 C 3.61% 3/15/55	1,600,000	1,147,544
•BMO Mortgage Trust Series 2022-C1 A5 3.37% 2/15/55	2,350,000	2,081,622
Cantor Commercial Real Estate Lending
Series 2019-CF1 A5 3.79% 5/15/52	5,060,000	4,701,543
Series 2019-CF2 A5 2.87% 11/15/52	6,500,000	5,715,936
Series 2019-CF3 A4 3.01% 1/15/53	3,650,000	3,177,393
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	11,497,976	10,965,436
Series 2019-CD8 A4 2.91% 8/15/57	2,650,000	2,183,610
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	5,695,000	5,345,800
Citigroup Commercial Mortgage Trust Series 2015-GC27 A5 3.14% 2/10/48	2,780,000	2,703,672
COMM Mortgage Trust
Series 2014-CR19 A5 3.80% 8/10/47	9,707,000	9,610,696
Series 2014-CR20 AM 3.94% 11/10/47	7,775,000	7,419,854
Series 2015-3BP A 3.18% 2/10/35	3,960,000	3,762,962
Series 2015-CR23 A4 3.50% 5/10/48	1,910,000	1,851,535
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	1,790,000	1,700,014
GS Mortgage Securities Trust
Series 2017-GS5 A4 3.67% 3/10/50	2,980,000	2,719,024
Series 2017-GS6 A3 3.43% 5/10/50	4,410,000	4,073,034
Series 2019-GC39 A4 3.57% 5/10/52	820,000	754,400
Series 2019-GC42 A4 3.00% 9/10/52	13,750,000	12,242,923
Series 2020-GC47 A5 2.38% 5/12/53	6,020,000	5,116,364
		Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46		2,445,000	$2,090,476
Series 2015-JP1 A5 3.91% 1/15/49		1,590,000	1,534,680
Series 2016-JP2 A4 2.82% 8/15/49		4,995,000	4,635,128
Series 2016-JP2 AS 3.06% 8/15/49		3,095,000	2,794,252
JPM-BB Commercial Mortgage Securities Trust Series 2015-C31 A3 3.80% 8/15/48		2,832,752	2,720,574
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49		2,080,000	1,943,011
Series 2017-C7 A5 3.41% 10/15/50		3,425,000	3,189,308
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47		1,555,613	1,518,413
Series 2015-C26 A5 3.53% 10/15/48		1,970,000	1,900,491
Series 2016-C29 A4 3.33% 5/15/49		1,620,000	1,533,735
Morgan Stanley Capital I Trust
Series 2019-L3 A4 3.13% 11/15/52		2,400,000	2,142,029
Series 2020-HR8 A4 2.04% 7/15/53		8,415,000	6,998,106
Wells Fargo Commercial Mortgage Trust
Series 2014-LC18 A5 3.41% 12/15/47		1,175,000	1,141,574
Series 2015-NXS3 A4 3.62% 9/15/57		1,250,000	1,203,328
Series 2016-BNK1 A3 2.65% 8/15/49		2,575,000	2,390,697
Series 2020-C58 A4 2.09% 7/15/53		1,540,000	1,270,687
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $221,036,628)			190,924,883
ΔSOVEREIGN BONDS–2.42%
Albania—0.01%
Albania Government International Bonds 3.50% 6/16/27	EUR	250,000	266,184
			266,184
Angola—0.02%
Angolan Government International Bonds
8.25% 5/9/28		306,000	281,483
8.75% 4/14/32		200,000	175,597
			457,080
LVIP Delaware Diversified Income Fund-17

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Argentina—0.02%
Argentina Government International Bonds
φ0.75% 7/9/30	1,064,158	$425,404
1.00% 7/9/29	47,491	18,854
φ3.63% 7/9/35	231,767	79,106
		523,364
Azerbaijan—0.02%
Azerbaijan International Bonds 3.50% 9/1/32	413,000	357,997
		357,997
Bahrain—0.02%
Bahrain Government International Bonds 7.38% 5/14/30	400,000	416,600
		416,600
Bermuda—0.04%
Bermuda Government International Bonds
5.00% 7/15/32	400,000	396,800
5.00% 7/15/32	430,000	426,560
		823,360
Brazil—0.04%
Brazil Government International Bonds
3.88% 6/12/30	509,000	465,802
4.75% 1/14/50	325,000	249,884
6.00% 10/20/33	200,000	200,039
		915,725
Chile—0.02%
Chile Government International Bonds
3.10% 5/7/41	344,000	261,530
3.50% 1/25/50	250,000	189,734
		451,264
Colombia—0.05%
Colombia Government International Bonds
3.25% 4/22/32	520,000	412,713
5.00% 6/15/45	242,000	187,548
5.20% 5/15/49	300,000	234,215
8.75% 11/14/53	200,000	229,851
		1,064,327
Costa Rica—0.02%
Costa Rica Government International Bonds
5.63% 4/30/43	200,000	183,500
7.16% 3/12/45	230,000	243,800
		427,300
Dominican Republic—0.05%
Dominican Republic International Bonds
4.88% 9/23/32	1,025,000	931,879
5.50% 2/22/29	200,000	195,250
		1,127,129
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Ecuador—0.01%
Ecuador Government International Bonds
^0.00% 7/31/30		48,209	$13,630
φ3.50% 7/31/35		446,320	158,594
φ6.00% 7/31/30		170,310	78,736
			250,960
Egypt—0.03%
Egypt Government International Bonds
5.75% 5/29/24		275,000	268,334
8.70% 3/1/49		679,000	423,832
			692,166
El Salvador—0.01%
El Salvador Government International Bonds 6.38% 1/18/27		247,000	217,599
			217,599
Gabon—0.01%
Gabon Government International Bonds 6.63% 2/6/31		275,000	229,079
			229,079
Ghana—0.00%
Ghana Government International Bonds 7.88% 3/26/27		256,000	113,567
			113,567
Hungary—0.02%
Hungary Government International Bonds 6.75% 9/25/52		200,000	223,500
MFB Magyar Fejlesztesi Bank Zrt 6.50% 6/29/28		320,000	329,139
			552,639
Indonesia—0.03%
Indonesia Government International Bonds
4.63% 4/15/43		230,000	224,175
4.65% 9/20/32		200,000	199,867
Perusahaan Penerbit SBSN Indonesia III 3.55% 6/9/51		200,000	160,250
			584,292
Ivory Coast—0.03%
Ivory Coast Government International Bonds 6.13% 6/15/33		782,000	717,751
			717,751
Japan—0.21%
Japan Government Thirty Year Bond 0.40% 3/20/50	JPY	868,850,000	4,579,394
			4,579,394
LVIP Delaware Diversified Income Fund-18

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Jordan—0.01%
Jordan Government International Bonds 5.75% 1/31/27		244,000	$239,315
			239,315
Kazakhstan—0.01%
Kazakhstan Government International Bonds 6.50% 7/21/45		250,000	285,335
			285,335
Kenya—0.02%
Kenya Government International Bonds
6.30% 1/23/34		200,000	159,964
8.00% 5/22/32		200,000	180,620
			340,584
Mexico—0.06%
Mexico Government International Bonds
3.50% 2/12/34		832,000	703,890
4.88% 5/19/33		300,000	289,110
6.34% 5/4/53		200,000	203,604
6.35% 2/9/35		200,000	209,518
			1,406,122
Morocco—0.02%
Morocco Government International Bonds
1.38% 3/30/26	EUR	200,000	207,925
2.38% 12/15/27		200,000	179,036
			386,961
Nigeria—0.04%
Nigeria Government International Bonds
7.38% 9/28/33		346,000	294,550
7.88% 2/16/32		452,000	405,670
8.38% 3/24/29		250,000	239,397
			939,617
Oman—0.02%
Oman Government International Bonds 6.75% 1/17/48		430,000	449,436
			449,436
Pakistan—0.01%
Pakistan Government International Bonds 7.38% 4/8/31		200,000	121,232
			121,232
Panama—0.01%
Panama Bonos del Tesoro 3.36% 6/30/31		200,000	157,042
			157,042
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Paraguay—0.03%
Paraguay Government International Bonds
2.74% 1/29/33		324,000	$265,356
4.95% 4/28/31		300,000	292,500
5.40% 3/30/50		245,000	217,560
			775,416
Peru—0.02%
Peruvian Government International Bonds 2.84% 6/20/30		468,000	415,518
			415,518
Poland—0.04%
Bank Gospodarstwa Krajowego 5.38% 5/22/33		445,000	450,835
Republic of Poland Government International Bonds 5.50% 4/4/53		341,000	354,754
			805,589
Qatar—0.04%
Qatar Government International Bonds 4.40% 4/16/50		1,022,000	940,240
			940,240
Republic of Korea—0.03%
Export-Import Bank of Korea 5.13% 1/11/33		300,000	311,487
Korea Hydro & Nuclear Power Co. Ltd. 5.00% 7/18/28		460,000	464,471
			775,958
Romania—0.03%
Romania Government International Bonds 7.13% 1/17/33		592,000	637,430
			637,430
Saudi Arabia—0.02%
Saudi Government International Bonds
4.50% 10/26/46		357,000	315,572
4.88% 7/18/33		200,000	204,070
			519,642
Serbia—0.01%
Serbia International Bonds 3.13% 5/15/27	EUR	300,000	316,271
			316,271
South Africa—0.03%
Republic of South Africa Government International Bonds
4.85% 9/30/29		296,000	277,346
5.75% 9/30/49		501,000	399,397
			676,743
LVIP Delaware Diversified Income Fund-19

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
		Principal Amount°	Value (U.S. $)
ΔSOVEREIGN BONDS (continued)
Sri Lanka—0.02%
Sri Lanka Government International Bonds
6.20% 5/11/27		542,000	$271,842
7.55% 3/28/30		200,000	99,724
			371,566
Trinidad And Tobago—0.01%
Trinidad & Tobago Government International Bonds 4.50% 6/26/30		250,000	241,625
			241,625
Turkey—0.06%
Hazine Mustesarligi Varlik Kiralama AS 5.13% 6/22/26		350,000	338,558
Turkiye Government International Bonds
7.63% 4/26/29		722,000	746,375
9.13% 7/13/30		240,000	264,600
			1,349,533
Ukraine—0.01%
**πUkraine Government International Bonds 7.75% 9/1/28		832,000	228,464
			228,464
United Kingdom—1.19%
U.K. Gilts 4.50% 6/7/28	GBP	19,965,000	26,522,310
			26,522,310
Uruguay—0.02%
Uruguay Government International Bonds 4.38% 1/23/31		410,206	406,838
			406,838
Total Sovereign Bonds (Cost $55,135,037)			54,076,564
SUPRANATIONAL BANK–0.01%
Banque Ouest Africaine de Developpement 2.75% 1/22/33	EUR	300,000	252,443
Total Supranational Bank (Cost $362,122)			252,443
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–17.25%
U.S. Treasury Bonds
2.25% 8/15/46	37,530,000	$26,682,950
3.88% 2/15/43	29,660,000	28,278,956
3.88% 5/15/43	7,155,000	6,820,728
4.13% 8/15/53	15,140,000	15,303,228
4.38% 8/15/43	1,370,000	1,398,470
4.75% 11/15/43	4,620,000	4,955,672
4.75% 11/15/53	26,255,000	29,442,521
U.S. Treasury Notes
3.50% 1/31/30	17,665,000	17,276,508
3.88% 8/15/33	5,015,000	5,008,731
4.13% 8/31/30	9,870,000	9,993,761
4.38% 11/30/28	54,765,000	56,039,998
4.50% 11/15/33	85,515,000	89,777,388
4.63% 10/15/26	985,000	999,621
4.63% 9/30/28	88,095,000	90,930,558
5.00% 9/30/25	2,170,000	2,192,124
Total U.S. Treasury Obligations (Cost $388,339,363)		385,101,214

	Number of Shares
COMMON STOCK–0.05%
=†Grupo Aeromexico SAB de CV	74,288	1,093,693
Total Common Stock (Cost $1,214,271)		1,093,693
MONEY MARKET FUND–1.58%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	35,304,160	35,304,160
Total Money Market Fund (Cost $35,304,160)		35,304,160

TOTAL INVESTMENTS–99.73% (Cost $2,363,314,821)	2,225,867,444

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.27%	6,115,902
NET ASSETS APPLICABLE TO 251,396,063 SHARES OUTSTANDING–100.00%	$2,231,983,346
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED INCOME FUND STANDARD CLASS ($334,721,322 / 37,536,647 Shares)	$8.917
NET ASSET VALUE PER SHARE–LVIP DELAWARE DIVERSIFIED INCOME FUND SERVICE CLASS ($1,897,262,024 / 213,859,416 Shares)	$8.872
LVIP Delaware Diversified Income Fund-20

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$2,614,442,905
Distributable earnings/(accumulated loss)	(382,459,559)
TOTAL NET ASSETS	$2,231,983,346

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

**Security is in default
μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
‡Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
∞Delayed settlement. Interest rate to be determined upon settlement date.
^Zero coupon security.
φStep coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2023.
ΔSecurities have been classified by country of origin.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
†Non-income producing.
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $1,193,674, which represented 0.05% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances)
with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Metinvest BV	10/1/2019	$338,909	$332,200
MHP Lux SA	8/25/2023	381,679	418,832
State Agency of Roads of Ukraine	6/18/2021	837,381	214,178
Ukraine Government International Bonds	10/16/2015	837,313	228,464
Total		$2,395,282	$1,193,674

★Includes $7,763,000 cash collateral held at broker for futures contracts, $2,293,516 cash collateral held at broker for certain open bilateral derivatives, $180,078 expense reimbursement receivable from Lincoln Financial Investments Corporation, $276,051 variation margin due from broker on futures contracts, $19,663,930 payable for securities purchased, $766,449 payable for fund shares redeemed, $61,314 variation margin due to brokers on centrally cleared interest rate swap contracts, $30,000 cash collateral due to brokers for TBAs, $59,238 other accrued expenses payable, $1,621,495 due to manager and affiliates, $46,200 payable for audit fee and $65,815 payable for fund accounting fee as of December 31, 2023.

LVIP Delaware Diversified Income Fund-21

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)

The following foreign currency exchange contracts, futures contracts and swap contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
JPMC	EUR	(983,034)	USD	1,079,634	2/2/24	$—	$(7,070)
JPMC	GBP	(20,300,000)	USD	25,228,874	2/16/24	—	(653,079)
TDB	EUR	(6,983,238)	USD	7,609,424	2/16/24	—	(114,266)
TDB	JPY	(645,600,000)	USD	4,337,303	2/16/24	—	(274,814)
Total Foreign Currency Exchange Contracts						$—	$(1,049,229)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
783	U.S. Treasury 10 yr Notes	$88,393,360	$85,177,504	3/19/24	$3,215,854	$—
(345)	U.S. Treasury 10 yr Ultra Notes	(40,715,391)	(39,824,739)	3/19/24	—	(890,652)
3,553	U.S. Treasury 5 yr Notes	386,472,027	376,875,060	3/28/24	9,596,967	—
74	U.S. Treasury Long Bonds	9,245,375	8,502,709	3/19/24	742,666	—
90	U.S. Treasury Ultra Bonds	12,023,437	10,861,356	3/19/24	1,162,081	—
Total Futures Contracts					$14,717,568	$(890,652)
LVIP Delaware Diversified Income Fund-22

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
Swap Contracts1
Credit Default Swap (CDS) Contracts
Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Centrally Cleared:
Protection Purchased
CDX.NA.HY.41- Quarterly[4]	21,978,000	(5.00%)	12/20/28	$(1,318,669)	$(1,203,033)	$—	$(115,636)

Counterparty/ Reference Obligation/ Payment Frequency	Notional Amount[3]	Annual Protection Payments	Termination Date	Value	Upfront Payments Paid (Received)	Unrealized Appreciation	Unrealized Depreciation
Over-The-Counter:
Protection Purchased
JPMC Federative Republic of Brazil 4.25% 01/07/2025 - Quarterly	4,754,000	(1.00%)	6/20/26	$(49,069)	$74,406	$—	$(123,475)
JPMC Republic of South Af- rica Government Interna- tional Bonds 5.88% 09/16/2025 - Quarterly	674,000	(1.00%)	6/20/28	26,922	36,982	—	(10,060)
JPMC United Mexican States 4.15% 03/28/2027 - Quarterly	2,175,000	(1.00%)	6/20/28	(20,102)	8,182	—	(28,284)
					119,570	—	(161,819)
Protection Sold
JPMC United Mexican States 4.15% 03/28/2027 - Quarterly	3,900,000	(1.00%)	6/20/26	(59,755)	(2,795)	—	(56,960)
					116,775	—	(218,779)
Total CDS Contracts					$(1,086,258)	$—	$(334,415)

The use of foreign currency exchange contracts, futures contracts and swap contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the
Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures and centrally cleared swap contracts from the date the contracts were opened through December 31, 2023.
[3] Notional amount shown is stated in U.S. dollars unless noted that the swap is denominated in another currency.
[4] Markit’s North American High Yield CDX Index, or the CDX.NA.HY Index, is composed of 100 of the most liquid North American entities with high yield credit ratings that trade in the CDS market. Constituents for the index can be found at www.markit.com/Documentation.

Summary of Abbreviations:
BB–Barclays Bank
BMO–Bank of Montreal
CDX.NA.HY–Credit Default Swap Index North America High Yield
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
EUR–Euro
FREMF–Freddie Mac Multifamily
GBP–British Pound Sterling
GNMA–Government National Mortgage Association
GS–Goldman Sachs
HSBC–Hong Kong and Shanghai Banking Corporation
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPMC–JPMorgan Chase
JPM-DB–JPMorgan Deutsche Bank
JPY–Japanese Yen
LVIP Delaware Diversified Income Fund-23

LVIP Delaware Diversified Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
PJSC–Public Joint Stock Company
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SBSN–Surat Berharga Syariah Negara
SOFR–Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFRTE03M–3 Month Term Secured Overnight Financing Rate
STACR–Structured Agency Credit Risk
TBA–To be announced
TDB–Toronto-Dominion Bank
TSFR03M–3 Month Term Secured Overnight Financing Rate
SOFR CME06M–6 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund-24

LVIP Delaware Diversified Income Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$100,213,505
Foreign taxes refunded	10,061
100,223,566
EXPENSES:
Management fees	12,669,928
Distribution fees-Service Class	5,552,613
Shareholder servicing fees	628,505
Accounting and administration expenses	309,984
Professional fees	107,995
Trustees’ fees and expenses	79,680
Custodian fees	63,017
Pricing fees	54,089
Reports and statements to shareholders	52,833
Consulting fees	3,789
Other	43,678
19,566,111
Less:
Expenses reimbursed	(2,310,296)
Total operating expenses	17,255,815
NET INVESTMENT INCOME	82,967,751
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(87,857,836)
Foreign currencies	(59,050)
Foreign currency exchange contracts	(382,463)
Futures contracts	(18,877,713)
Options purchased	(654,578)
Swap contracts	433,680
Net realized loss	(107,397,960)
Net change in unrealized appreciation (depreciation) of:
Investments	137,405,803
Foreign currencies	125,419
Foreign currency exchange contracts	(685,761)
Futures contracts	13,778,109
Swap contracts	(354,479)
Net change in unrealized appreciation (depreciation)	150,269,091
NET REALIZED AND UNREALIZED GAIN	42,871,131
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$125,838,882
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Diversified Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$82,967,751	$68,016,840
Net realized loss	(107,397,960)	(147,196,267)
Net change in unrealized appreciation (depreciation)	150,269,091	(303,670,230)
Net increase (decrease) in net assets resulting from operations	125,838,882	(382,849,657)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(13,158,728)	(11,275,148)
Service Class	(69,693,461)	(61,766,236)
Return of capital:
Standard Class	—	(266,610)
Service Class	—	(1,619,450)
	(82,852,189)	(74,927,444)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	50,734,501	36,013,437
Service Class	127,637,306	92,690,768
Reinvestment of dividends and distributions:
Standard Class	13,158,728	11,541,758
Service Class	69,693,461	63,385,686
	261,223,996	203,631,649
Cost of shares redeemed:
Standard Class	(44,606,964)	(60,266,154)
Service Class	(185,568,369)	(326,741,615)
	(230,175,333)	(387,007,769)
Increase (decrease) in net assets derived from capital share transactions	31,048,663	(183,376,120)
NET INCREASE (DECREASE) IN NET ASSETS	74,035,356	(641,153,221)
NET ASSETS:
Beginning of year	2,157,947,990	2,799,101,211
End of year	$2,231,983,346	$2,157,947,990
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund-25

LVIP Delaware Diversified Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Income Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$8.735	$10.533	$11.560	$10.710	$9.990
Income (loss) from investment operations:
Net investment income[2]	0.363	0.296	0.247	0.270	0.310
Net realized and unrealized gain (loss)	0.185	(1.756)	(0.402)	0.890	0.710
Total from investment operations	0.548	(1.460)	(0.155)	1.160	1.020
Less dividends and distributions from:
Net investment income	(0.366)	(0.310)	(0.553)	(0.310)	(0.300)
Net realized gain	—	(0.020)	(0.318)	—	—
Return of capital	—	(0.008)	(0.001)	—	—
Total dividends and distributions	(0.366)	(0.338)	(0.872)	(0.310)	(0.300)
Net asset value, end of period	$8.917	$8.735	$10.533	$11.560	$10.710
Total return[3]	6.24%	(13.86% )	(1.30% )	11.04%	10.43% [4]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$334,721	$309,107	$385,982	$386,607	$348,697
Ratio of expenses to average net assets	0.54%	0.54%	0.56%	0.60%	0.62%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.65%	0.65%	0.63%	0.64%	0.64%
Ratio of net investment income to average net assets	4.08%	3.12%	2.26%	2.42%	2.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.97%	3.01%	2.19%	2.38%	2.90%
Portfolio turnover	96%	96%	280%	132%	171%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Diversified Income Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver/reimbursement by the manager and/or distributor. Performance would have been lower had the waiver/reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund-26

LVIP Delaware Diversified Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Diversified Income Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$8.693	$10.481	$11.470	$10.630	$9.920
Income (loss) from investment operations:
Net investment income[2]	0.334	0.266	0.213	0.230	0.270
Net realized and unrealized gain (loss)	0.183	(1.746)	(0.403)	0.880	0.710
Total from investment operations	0.517	(1.480)	(0.190)	1.110	0.980
Less dividends and distributions from:
Net investment income	(0.338)	(0.280)	(0.480)	(0.270)	(0.270)
Net realized gain	—	(0.020)	(0.318)	—	—
Return of capital	—	(0.008)	(0.001)	—	—
Total dividends and distributions	(0.338)	(0.308)	(0.799)	(0.270)	(0.270)
Net asset value, end of period	$8.872	$8.693	$10.481	$11.470	$10.630
Total return[3]	5.94%	(14.12% )	(1.62% )	10.69%	10.08% [4]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,897,262	$1,848,841	$2,413,119	$2,362,602	$2,199,174
Ratio of expenses to average net assets	0.84%	0.84%	0.86%	0.90%	0.92%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.95%	0.95%	0.93%	0.94%	0.94%
Ratio of net investment income to average net assets	3.78%	2.82%	1.96%	2.12%	2.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.67%	2.71%	1.89%	2.08%	2.60%
Portfolio turnover	96%	96%	280%	132%	171%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Diversified Income Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver/reimbursement by the manager and/or distributor. Performance would have been lower had the waiver/reimbursement not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

[4]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 0.13% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Diversified Income Fund-27

LVIP Delaware Diversified Income Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Diversified Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek maximum long-term total return, consistent with reasonable risk.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.   Swap contracts are valued based upon valuations provided by an independent pricing service and reviewed by management. To the extent current market prices are not available, the pricing service may take into account developments related to the specific security, as well as transactions in comparable securities. Swap prices are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
LVIP Delaware Diversified Income Fund-28

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Delaware Diversified Income Fund is $787,848 and $774,860 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.54% of the Fund’s average daily net assets for the Standard Class and 0.84% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$1,633,948	$2,542,450	$2,310,296	$6,486,694
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
LVIP Delaware Diversified Income Fund-29

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$175,526
Legal	28,734
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $51,814 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$180,078
Management fees payable to LFI	1,090,740
Distribution fees payable to LFD	476,602
Shareholder servicing fees payable to Lincoln Life	54,153
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$491,631,746
Purchases of U.S. government securities	1,611,497,513
Sales other than U.S. government securities	661,260,205
Sales of U.S. government securities	1,353,598,291
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,363,418,896
Aggregate unrealized appreciation of investments and derivatives	$32,656,191
Aggregate unrealized depreciation of investments and derivatives	(170,198,052)
Net unrealized depreciation of investments and derivatives	$(137,541,861)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP Delaware Diversified Income Fund-30

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$54,575,125	$—	$54,575,125
Agency Commercial Mortgage-Backed Securities	—	5,040,509	—	5,040,509
Agency Mortgage-Backed Securities	—	632,437,415	—	632,437,415
Agency Obligation	—	349,401	—	349,401
Corporate Bonds	—	714,863,057	—	714,863,057
Loan Agreements	—	46,517,499	—	46,517,499
Municipal Bonds	—	12,319,446	—	12,319,446
Non-Agency Asset-Backed Securities	—	52,305,987	—	52,305,987
Non-Agency Collateralized Mortgage Obligations	—	40,706,048	—	40,706,048
Non-Agency Commercial Mortgage-Backed Securities	—	190,924,883	—	190,924,883
Sovereign Bonds	—	54,076,564	—	54,076,564
Supranational Bank	—	252,443	—	252,443
U.S. Treasury Obligations	—	385,101,214	—	385,101,214
Common Stock	—	—	1,093,693	1,093,693
Money Market Fund	35,304,160	—	—	35,304,160
Total Investments	$35,304,160	$2,189,469,591	$1,093,693	$2,225,867,444
Derivatives:

Assets:
Futures Contracts	$14,717,568	$—	$—	$14,717,568
Liabilities:
Foreign Currency Exchange Contracts	$—	$(1,049,229)	$—	$(1,049,229)
Futures Contract	$(890,652)	$—	$—	$(890,652)
Swap Contracts	$—	$(334,415)	$—	$(334,415)
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
LVIP Delaware Diversified Income Fund-31

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, defaulted bonds, straddle losses, Passive Foreign Investment Companies ("PFICs"), Contingent Payment Debt Instrument adjustments, callable premium bond adjustments, premium amortization and futures, forwards contracts and swap contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$82,852,189	$68,110,800
Long-term capital gains	—	4,930,584
Return of capital	—	1,886,060
Total	$82,852,189	$74,927,444
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$673,378
Capital loss carryforward	(242,261,482)
Other temporary differences	(3,329,594)
Net unrealized depreciation	(137,541,861)
Distributable earnings/(accumulated loss)	$(382,459,559)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$68,218,648	$174,042,834	$242,261,482
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	5,710,428	3,816,240
Service Class	14,435,199	9,852,686
Shares reinvested:
Standard Class	1,469,756	1,318,760
Service Class	7,823,693	7,277,374
	29,439,076	22,265,060
Shares redeemed:
Standard Class	(5,029,292)	(6,393,861)
Service Class	(21,077,932)	(34,688,068)
	(26,107,224)	(41,081,929)
Net increase (decrease)	3,331,852	(18,816,869)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
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LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts– The Fund may enter into foreign currency exchange contracts and foreign cross currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts and foreign cross currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts and foreign cross currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Options Contracts–During the year ended December 31, 2023, the Fund entered into options contracts in the normal course of pursuing its investment objective and strategies. The Fund may buy or write options contracts for any number of reasons, including without limitation: to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions and foreign currencies; as an efficient means of adjusting the Fund's overall exposure to certain markets; to protect the value of portfolio securities; to facilitate investments in portfolio securities; as a cash management tool; and to generate income. The Fund may buy or write call or put options on securities, futures, swaps, swaptions, financial indices, and foreign currencies. When the Fund buys an option, a premium is paid and an asset is recorded and adjusted on a daily basis to reflect the current market value of the option purchased. When the Fund writes an option, a premium is received and a liability is recorded and adjusted on a daily basis to reflect the current market value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains. The difference between the premium received and the amount paid at the close of the transaction, including brokerage commissions, is treated as realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has a realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. When writing options, the Fund is
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LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
subject to minimal counterparty risk because the counterparty is only obligated to pay premiums and does not bear the market risk of an unfavorable market change. When buying options, the Fund is subject to counterparty risk.   No options contracts were outstanding at December 31, 2023.   During the year ended December 31, 2023, the Fund had open options contracts with a notional of $654,578 for 3 days.
During the year ended December 31, 2023, the Fund used options contracts to manage the Fund's exposure to changes in securities prices caused by interest rates or market conditions.
Swap Contracts–The Fund enters into CDS contracts in the normal course of pursuing its investment objective and strategies. The Fund may enter into CDS contracts in order to hedge against a credit event, to enhance total return, or to gain exposure to certain securities or markets.
Credit Default Swaps–A CDS contract is a risk-transfer instrument through which one party (a purchaser of protection) transfers to another party (a seller of protection) the financial risk of a credit event (as defined in the CDS agreement), as it relates to a particular reference security or basket of securities (such as an index). In exchange for the protection offered by the seller of protection, the purchaser of protection agrees to pay the seller of protection a periodic amount at a stated rate that is applied to the notional amount of the CDS contract. In addition, an upfront payment may be made or received by the Fund in connection with an unwinding or assignment of a CDS contract. Upon the occurrence of a credit event, the seller of protection would pay the counterparty the agreed-upon value for the reference security or basket of securities. Credit events generally include, among others, bankruptcy, failure to pay and obligation default.
During the year ended December 31, 2023, the Fund entered into CDS contracts as a purchaser and seller of protection. Periodic payments (receipts) on CDS contracts are accrued daily and recorded as unrealized losses (gains) on swap contracts. Upon payment (receipt), such amounts are recorded as realized losses (gains) on swap contracts. Upfront payments made or received in connection with CDS contracts are amortized over the expected life of the CDS contracts as unrealized losses (gains) on swap contracts. The change in value of CDS contracts is recorded as unrealized appreciation or depreciation daily. A realized gain or loss is recorded upon a credit event (as defined in the CDS agreement) or the maturity or termination of a CDS contract. Initial margin and variation margin is posted to central counterparties for centrally cleared CDS basket trades, as determined by an applicable central counterparty.
As disclosed in the  Statement of Net Assets, at December 31, 2023, the notional value of the protection sold was USD 3,900,000, which reflects the maximum potential amount the Fund would have been required to make as a seller of credit protection if a credit event had occurred. In addition to serving as the source of the current value of the securities, the quoted market prices and resulting market values for credit default swap agreements on securities and credit indices serve as an indicator of the current status of the payment/performance risk and represent the likelihood of an expected liability (or profit) for the credit derivative if the swap agreement had been closed/sold as of the period end. Increasing market values, in absolute terms when compared to the notional amount of the swap, represent a deterioration of the reference entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement. Recovery values are estimated by market makers considering either industry standard recovery rates or entity specific factors and considerations until a credit event occurs. If a credit event occurs, the recovery value is determined by a facilitated auction whereby a minimum number of allowable broker bids, together with a specified valuation method, are used to calculate the settlement value. At December 31, 2023, net unrealized depreciation of the protection sold was $56,960.
CDS contracts may involve greater risks than if the Fund had invested in the reference obligation directly. CDS contracts are subject to general market risk, liquidity risk, counterparty risk and credit risk. The Fund’s maximum risk of loss from counterparty credit risk, either as the seller of protection or the buyer of protection, is the fair value of the contract. This risk is mitigated by (1) for bilateral swap contracts, having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty, and (2) for centrally cleared swaps, by trading these instruments through a central counterparty.
During the year ended December 31, 2023, the Fund used CDS contracts to hedge against credit events and to gain exposure to certain securities or markets.
Swaps Generally–The value of open swaps may differ from that which would be realized in the event the Fund terminated its position in the agreement. Risks of entering into these contracts include the potential inability of the counterparty to meet the terms of the contracts. This type of risk is generally limited to the amount of favorable movement in the value of the underlying security, instrument or basket of instruments, if any, at the day of default. Risks also arise from potential losses from adverse market movements and such losses could exceed the unrealized amounts shown on the Statement of Net Assets.
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LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$—	Receivables and other assets net of liabilities	$(1,049,229)
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	14,717,568	Receivables and other assets net of liabilities	(890,652)
Swap contracts (Credit contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(334,415)
Total		$14,717,568		$(2,274,296)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(382,463)	$(685,761)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(18,877,713)	13,778,109
Options purchased (Interest rate contracts)	Net realized gain (loss) from options purchased and net change in unrealized appreciation (depreciation) of options purchased	(654,578)	—
Swap contracts (Credit contracts)	Net realized gain (loss) from swap contracts and net change in unrealized appreciation (depreciation) of swap contracts	433,680	(354,479)
Total		$(19,481,074)	$12,737,869
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$859,824	$21,186,713
Futures contracts (average notional value)	429,769,917	38,441,000
CDS contracts (average notional value)*	2,480,923	12,624,846

*Long represents buying protection and short represents selling protection.
At December 31, 2023, the Fund posted cash collateral for certain open bilateral derivatives as follows:
Broker	Cash Collateral
JPMorgan Chase Bank	$1,943,516
Toronto-Dominion Bank	350,000
Total	$2,293,516
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or
LVIP Delaware Diversified Income Fund-35

LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
JPMorgan Chase Bank	$—	$(878,928)	$(878,928)
Toronto Dominion Bank	—	(389,080)	(389,080)
Total	$—	$(1,268,008)	$(1,268,008)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
JPMorgan Chase Bank	$(878,928)	$—	$—	$—	$878,928	$—
Toronto Dominion Bank	(389,080)	—	—	—	350,000	(39,080)
Total	$(1,268,008)	$—	$—	$—	$1,228,928	$(39,080)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
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LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
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LVIP Delaware Diversified Income Fund
Notes to Financial Statements (continued)
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Diversified Income Fund-38

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Diversified Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2021, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware Diversified Income Fund–39

LVIP Delaware Diversified Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Diversified Income Fund-40

LVIP Delaware Diversified Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Diversified Income Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Diversified Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Intermediate Core-Plus Bond funds category and the Bloomberg US Aggregate Bond Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three-year period and the same as the return of the Morningstar peer group median and above the return of the benchmark index for the five- and ten-year periods.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser.  The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and make DIFA more attractive to potential clients.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Diversified Income Fund-41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware Diversified Income Fund-42

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware Diversified Income Fund-43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware Diversified Income Fund-44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Diversified Income Fund-45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Diversified Income Fund-46

LVIP Delaware High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware High Yield Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware High Yield Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 12.67% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the ICE BofA U.S. High Yield Constrained Index1, returned 13.47%.
After posting its second worst annual return on record in 2022, the high yield market rallied nicely in 2023 as U.S. Federal Reserve (“the Fed”) reached the end of its hiking cycle, recessionary fears faded, fundamentals proved to be resilient and market technicals remained supportive. As a result, the high yield market saw yields decline 133 basis points to 7.65% and spreads declined 147 basis points resulting in the ICE BofA U.S. High Yield Constrained Index returning 13.47%. As the year progressed, risk appetites grew as market participants embraced improving macro and inflationary data despite short term bouts of idiosyncratic and geopolitical volatility. As a result, CCC-rated bonds led the way throughout the year returning 20.57% while B-rated and BB-rated bonds returned 14.03% and 11.40% respectively.
Key contributors of performance were security selection within the technology sector, overweight and security selection within the insurance sector, security selection within the energy sector, security selection within the media sector, and security selection within the telecommunications sector.
Key detractors of performance were security selection within the banking sector, security selection within the financial services sector, underweight and security selection within the retail sector, underweight within the real estate sector, and underweight within the consumer goods sector.
Portfolio Managers:
Delaware Investments Fund Advisers:
 Adam H. Brown
John P. McCarthy
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware High Yield Fund - Standard Class
LVIP Delaware High Yield Fund - Service Class
ICE BofA U.S. High Yield Constrained Index
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/13
12/31/23
$15,545
$14,151
$13,763

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware High Yield Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,151 for the Standard Class shares and to $13,763 for the Service Class shares. For comparison, look at how the ICE BofA U.S. High Yield Constrained Index did over the same period. The same $10,000 investment would have increased to $15,545. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
The Fund has adopted the historical performance of the Delaware VIP® High Yield Series, a former series of Delaware VIP® Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2021. The Fund commenced offering Standard Class shares and Service Class shares on May 1, 2021.Therefore, pre-inception historical performance of Standard Class shares and Service Class shares is based on the previous performance of the Predecessor Fund’s Standard Class shares and Service Class shares. The returns presented for periods prior to May 1,2021 reflect the performance of the Predecessor Fund.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 12.67%
Five Years	+ 5.51%
Ten Years	+ 3.53%
Service Class Shares
One Year	+ 12.34%
Five Years	+ 5.19%
Ten Years	+ 3.25%
1. The ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of benchmark.
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”). Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware High Yield Fund-1

LVIP Delaware High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,077.50	0.74%	$3.87
Service Class Shares	1,000.00	1,075.90	1.04%	5.44
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.50	0.74%	$3.77
Service Class Shares	1,000.00	1,020.00	1.04%	5.30

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware High Yield Fund-2

LVIP Delaware High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Corporate Bonds	84.20%
Advertising	0.71%
Aerospace & Defense	1.99%
Airlines	1.83%
Auto Manufacturers	2.94%
Auto Parts & Equipment	0.94%
Banks	0.01%
Building Materials	1.13%
Chemicals	1.08%
Commercial Services	2.85%
Computers	1.27%
Diversified Financial Services	3.67%
Electric	3.44%
Electronics	0.59%
Entertainment	2.33%
Environmental Control	0.60%
Food	0.53%
Health Care Products	1.69%
Health Care Services	3.14%
Insurance	2.72%
Internet	1.26%
Leisure Time	3.27%
Lodging	0.99%
Media	8.14%
Metal Fabricate & Hardware	0.85%
Mining	3.91%
Office Business Equipment	0.76%
Oil & Gas	6.75%
Oil & Gas Services	1.69%
Packaging & Containers	2.36%
Pharmaceuticals	1.19%
Pipelines	4.00%
Real Estate Investment Trusts	0.86%
Retail	5.30%
Semiconductors	1.50%
Software	0.85%
Telecommunications	7.06%
Loan Agreements	9.60%
Money Market Fund	4.93%
Total Investments	98.73%
Receivables and Other Assets Net of Liabilities	1.27%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
BBB	6.97%
BB	50.39%
B	27.99%
CCC	12.78%
Non-Rated	1.87%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware High Yield Fund-3

LVIP Delaware High Yield Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–84.20%
Advertising–0.71%
CMG Media Corp. 8.88% 12/15/27	1,460,000	$1,157,970
		1,157,970
Aerospace & Defense–1.99%
Bombardier, Inc.
6.00% 2/15/28	932,000	908,025
7.50% 2/1/29	652,000	662,809
8.75% 11/15/30	310,000	330,058
TransDigm, Inc. 6.88% 12/15/30	1,320,000	1,359,600
		3,260,492
Airlines–1.83%
Air Canada 3.88% 8/15/26	855,000	816,858
Azul Secured Finance LLP 11.93% 8/28/28	900,000	930,756
Grupo Aeromexico SAB de CV 8.50% 3/17/27	1,280,000	1,235,492
		2,983,106
Auto Manufacturers–2.94%
Allison Transmission, Inc. 5.88% 6/1/29	2,360,000	2,351,554
Ford Motor Co. 4.75% 1/15/43	550,000	454,014
Ford Motor Credit Co. LLC
3.38% 11/13/25	505,000	483,240
4.13% 8/17/27	560,000	530,143
4.54% 8/1/26	510,000	493,838
7.35% 3/6/30	460,000	494,178
		4,806,967
Auto Parts & Equipment–0.94%
Clarios Global LP/Clarios U.S. Finance Co. 8.50% 5/15/27	775,000	777,702
Goodyear Tire & Rubber Co. 5.25% 7/15/31	830,000	753,100
		1,530,802
Banks–0.01%
μ‡SVB Financial Group 4.10% 2/15/31	1,425,000	14,250
		14,250
Building Materials–1.13%
CP Atlas Buyer, Inc. 7.00% 12/1/28	702,000	611,112
Standard Industries, Inc. 3.38% 1/15/31	1,445,000	1,243,091
		1,854,203
Chemicals–1.08%
Chemours Co. 5.75% 11/15/28	875,000	833,442
NOVA Chemicals Corp. 8.50% 11/15/28	185,000	194,002
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Chemicals (continued)
Vibrantz Technologies, Inc. 9.00% 2/15/30	930,000	$737,417
		1,764,861
Commercial Services–2.85%
ADT Security Corp. 4.13% 8/1/29	970,000	892,643
Gartner, Inc. 4.50% 7/1/28	765,000	725,470
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.75% 4/15/26	540,000	542,926
United Rentals North America, Inc. 3.88% 2/15/31	2,755,000	2,503,193
		4,664,232
Computers–1.27%
NCR Voyix Corp.
5.00% 10/1/28	460,000	434,823
5.13% 4/15/29	245,000	232,897
5.25% 10/1/30	580,000	532,659
Seagate HDD Cayman
5.75% 12/1/34	450,000	431,932
8.25% 12/15/29	405,000	436,804
		2,069,115
Diversified Financial Services–3.67%
μAerCap Holdings NV 5.88% 10/10/79	1,723,000	1,701,287
μAir Lease Corp. 4.65% 6/15/26	905,000	812,505
Azul Secured Finance LLP 11.50% 5/28/29	395,463	334,238
Castlelake Aviation Finance DAC 5.00% 4/15/27	1,470,000	1,376,167
NFP Corp.
6.88% 8/15/28	1,340,000	1,362,245
7.50% 10/1/30	390,000	415,076
		6,001,518
Electric–3.44%
Calpine Corp.
3.75% 3/1/31	950,000	833,228
4.63% 2/1/29	320,000	297,224
5.00% 2/1/31	1,005,000	921,299
5.13% 3/15/28	565,000	541,710
μVistra Corp.
7.00% 12/15/26	1,645,000	1,620,325
8.00% 10/15/26	760,000	756,687
Vistra Operations Co. LLC 6.95% 10/15/33	625,000	657,773
		5,628,246
Electronics–0.59%
Sensata Technologies BV 4.00% 4/15/29	1,030,000	957,194
		957,194
LVIP Delaware High Yield Fund-4

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Entertainment–2.33%
Caesars Entertainment, Inc. 7.00% 2/15/30	1,360,000	$1,394,594
Light & Wonder International, Inc. 7.25% 11/15/29	1,135,000	1,162,138
Scientific Games Holdings LP/Scientific Games U.S. FinCo, Inc. 6.63% 3/1/30	1,320,000	1,247,968
		3,804,700
Environmental Control–0.60%
GFL Environmental, Inc. 6.75% 1/15/31	945,000	973,615
		973,615
Food–0.53%
Pilgrim's Pride Corp. 4.25% 4/15/31	965,000	871,609
		871,609
Health Care Products–1.69%
Avantor Funding, Inc. 3.88% 11/1/29	885,000	803,684
Medline Borrower LP
3.88% 4/1/29	795,000	718,795
5.25% 10/1/29	1,310,000	1,234,775
		2,757,254
Health Care Services–3.14%
Catalent Pharma Solutions, Inc.
3.13% 2/15/29	385,000	336,921
3.50% 4/1/30	90,000	78,294
CHS/Community Health Systems, Inc. 4.75% 2/15/31	955,000	750,759
DaVita, Inc.
3.75% 2/15/31	490,000	402,462
4.63% 6/1/30	480,000	418,750
HCA, Inc. 7.58% 9/15/25	580,000	597,628
Heartland Dental LLC/Heartland Dental Finance Corp. 8.50% 5/1/26	920,000	906,200
Legacy LifePoint Health LLC 4.38% 2/15/27	80,000	73,859
Tenet Healthcare Corp.
4.38% 1/15/30	1,025,000	949,908
6.13% 10/1/28	625,000	623,231
		5,138,012
Insurance–2.72%
HUB International Ltd. 5.63% 12/1/29	985,000	939,662
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Jones Deslauriers Insurance Management, Inc.
8.50% 3/15/30	1,555,000	$1,632,952
10.50% 12/15/30	1,210,000	1,275,221
USI, Inc. 7.50% 1/15/32	590,000	604,042
		4,451,877
Internet–1.26%
Arches Buyer, Inc. 6.13% 12/1/28	970,000	839,050
Northwest Fiber LLC/Northwest Fiber Finance Sub, Inc. 4.75% 4/30/27	1,280,000	1,222,400
		2,061,450
Leisure Time–3.27%
Acushnet Co. 7.38% 10/15/28	504,000	525,818
Carnival Corp.
5.75% 3/1/27	765,000	746,207
6.00% 5/1/29	1,710,000	1,645,372
Royal Caribbean Cruises Ltd.
5.50% 4/1/28	2,049,000	2,022,893
7.25% 1/15/30	390,000	407,308
		5,347,598
Lodging–0.99%
Boyd Gaming Corp.
4.75% 12/1/27	703,000	676,357
4.75% 6/15/31	1,018,000	934,344
		1,610,701
Media–8.14%
AMC Networks, Inc. 4.25% 2/15/29	1,020,000	778,318
CCO Holdings LLC/CCO Holdings Capital Corp.
4.50% 8/15/30	1,215,000	1,095,303
4.50% 5/1/32	230,000	196,987
5.38% 6/1/29	765,000	721,079
6.38% 9/1/29	830,000	818,515
CSC Holdings LLC
4.63% 12/1/30	275,000	165,583
5.00% 11/15/31	895,000	541,475
5.75% 1/15/30	1,860,000	1,157,850
Cumulus Media New Holdings, Inc. 6.75% 7/1/26	854,000	575,135
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.88% 8/15/27	1,765,000	1,658,353
DISH DBS Corp. 5.75% 12/1/28	1,400,000	1,116,640
Gray Escrow II, Inc. 5.38% 11/15/31	2,180,000	1,644,806
LVIP Delaware High Yield Fund-5

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Nexstar Media, Inc. 4.75% 11/1/28	680,000	$626,607
Sirius XM Radio, Inc.
4.00% 7/15/28	920,000	850,855
4.13% 7/1/30	955,000	850,979
VZ Secured Financing BV 5.00% 1/15/32	595,000	507,964
		13,306,449
Metal Fabricate & Hardware–0.85%
Roller Bearing Co. of America, Inc. 4.38% 10/15/29	1,505,000	1,392,772
		1,392,772
Mining–3.91%
Arsenal AIC Parent LLC 8.00% 10/1/30	1,140,000	1,189,430
First Quantum Minerals Ltd.
6.88% 10/15/27	680,000	577,894
7.50% 4/1/25	579,000	552,074
8.63% 6/1/31	1,160,000	983,100
FMG Resources August 2006 Pty. Ltd.
5.88% 4/15/30	685,000	678,707
6.13% 4/15/32	310,000	312,233
Novelis Corp.
3.25% 11/15/26	195,000	183,573
3.88% 8/15/31	195,000	171,841
4.75% 1/30/30	1,850,000	1,739,830
		6,388,682
Office Business Equipment–0.76%
CDW LLC/CDW Finance Corp. 3.57% 12/1/31	1,405,000	1,245,280
		1,245,280
Oil & Gas–6.75%
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
5.88% 6/30/29	1,015,000	944,308
7.00% 11/1/26	475,000	478,002
Callon Petroleum Co.
7.50% 6/15/30	975,000	983,308
8.00% 8/1/28	615,000	628,083
Civitas Resources, Inc. 8.63% 11/1/30	765,000	811,452
Hilcorp Energy I LP/Hilcorp Finance Co.
6.00% 4/15/30	1,080,000	1,047,396
6.00% 2/1/31	150,000	144,584
6.25% 4/15/32	553,000	531,937
Murphy Oil Corp. 6.38% 7/15/28	1,705,000	1,712,754
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Southwestern Energy Co.
5.38% 2/1/29	155,000	$151,263
5.38% 3/15/30	1,315,000	1,284,035
Transocean, Inc. 8.00% 2/1/27	1,104,000	1,076,400
Vital Energy, Inc.
7.75% 7/31/29	875,000	836,591
9.75% 10/15/30	385,000	399,118
		11,029,231
Oil & Gas Services–1.69%
USA Compression Partners LP/USA Compression Finance Corp.
6.88% 4/1/26	565,000	562,617
6.88% 9/1/27	1,035,000	1,022,732
Weatherford International Ltd. 8.63% 4/30/30	1,125,000	1,174,566
		2,759,915
Packaging & Containers–2.36%
@ARD Finance SA 6.50% 6/30/27	583,004	272,368
Ardagh Metal Packaging Finance USA LLC/Ardagh Metal Packaging Finance PLC
3.25% 9/1/28	460,000	402,419
4.00% 9/1/29	485,000	410,541
Clydesdale Acquisition Holdings, Inc.
6.63% 4/15/29	155,000	152,453
8.75% 4/15/30	500,000	466,183
Mauser Packaging Solutions Holding Co.
7.88% 8/15/26	1,100,000	1,119,449
9.25% 4/15/27	395,000	387,714
Sealed Air Corp. 5.00% 4/15/29	450,000	435,157
Sealed Air Corp./Sealed Air Corp. U.S. 7.25% 2/15/31	200,000	212,060
		3,858,344
Pharmaceuticals–1.19%
Bausch Health Cos., Inc. 11.00% 9/30/28	356,000	258,805
Cheplapharm Arzneimittel GmbH 5.50% 1/15/28	935,000	884,050
Organon & Co./Organon Foreign Debt Co.-Issuer BV 5.13% 4/30/31	945,000	807,828
		1,950,683
Pipelines–4.00%
CNX Midstream Partners LP 4.75% 4/15/30	485,000	435,522
LVIP Delaware High Yield Fund-6

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer LP
5.63% 5/1/27	183,000	$182,375
6.00% 2/1/29	803,000	810,214
EQM Midstream Partners LP
4.75% 1/15/31	1,732,000	1,611,884
6.50% 7/15/48	265,000	271,543
Genesis Energy LP/Genesis Energy Finance Corp.
7.75% 2/1/28	785,000	787,737
8.00% 1/15/27	760,000	772,597
8.25% 1/15/29	360,000	370,456
NuStar Logistics LP
6.00% 6/1/26	642,000	640,870
6.38% 10/1/30	652,000	653,154
		6,536,352
Real Estate Investment Trusts–0.86%
Iron Mountain, Inc. 5.25% 7/15/30	1,470,000	1,399,304
		1,399,304
Retail–5.30%
Asbury Automotive Group, Inc.
4.63% 11/15/29	220,000	203,632
4.75% 3/1/30	660,000	616,093
Bath & Body Works, Inc.
6.88% 11/1/35	590,000	597,394
6.95% 3/1/33	431,000	430,756
LSF9 Atlantis Holdings LLC/Victra Finance Corp. 7.75% 2/15/26	824,000	790,426
Michaels Cos., Inc. 5.25% 5/1/28	555,000	438,775
Murphy Oil USA, Inc. 3.75% 2/15/31	1,805,000	1,571,821
PetSmart, Inc./PetSmart Finance Corp. 7.75% 2/15/29	1,205,000	1,172,246
Staples, Inc. 7.50% 4/15/26	924,000	859,715
White Cap Buyer LLC 6.88% 10/15/28	1,381,000	1,336,824
@White Cap Parent LLC 8.25% 3/15/26	642,000	639,017
		8,656,699
Semiconductors–1.50%
Entegris Escrow Corp.
4.75% 4/15/29	437,000	421,012
5.95% 6/15/30	1,225,000	1,217,696
Micron Technology, Inc. 5.88% 9/15/33	775,000	806,064
		2,444,772
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Software–0.85%
Athenahealth Group, Inc. 6.50% 2/15/30	420,000	$381,015
SS&C Technologies, Inc. 5.50% 9/30/27	1,024,000	1,009,390
		1,390,405
Telecommunications–7.06%
Altice France Holding SA 6.00% 2/15/28	1,420,000	681,911
Altice France SA 5.50% 10/15/29	1,415,000	1,109,536
CommScope Technologies LLC 6.00% 6/15/25	866,000	705,790
Connect Finco Sarl/Connect U.S. Finco LLC 6.75% 10/1/26	1,740,000	1,729,577
Consolidated Communications, Inc.
5.00% 10/1/28	545,000	446,900
6.50% 10/1/28	1,585,000	1,371,025
Digicel International Finance Ltd./Digicel international Holdings Ltd. 8.75% 5/25/24	855,000	799,835
Frontier Communications Holdings LLC
5.00% 5/1/28	150,000	138,627
5.88% 10/15/27	1,260,000	1,217,288
5.88% 11/1/29	435,000	367,566
6.75% 5/1/29	515,000	460,514
8.75% 5/15/30	225,000	231,459
Sable International Finance Ltd. 5.75% 9/7/27	1,206,000	1,139,103
Sprint Capital Corp. 8.75% 3/15/32	200,000	246,853
Vmed O2 U.K. Financing I PLC 4.75% 7/15/31	1,000,000	892,606
		11,538,590
Total Corporate Bonds (Cost $144,359,679)		137,607,250
LOAN AGREEMENTS–9.60%
•Amynta Agency Borrower, Inc. 9.61% (SOFR CME01M + 4.25%) 2/28/28	1,492,509	1,492,300
•Applied Systems, Inc. 12.10% (SOFR CME03M + 6.75%) 9/17/27	1,039,022	1,043,480
•Bausch & Lomb Corp. 8.71% (SOFR CME03M + 3.25%) 5/10/27	790,985	780,607
•Clarios Global LP 9.11% (SOFR CME01M + 3.75%) 5/6/30	773,063	774,029
LVIP Delaware High Yield Fund-7

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•CNT Holdings I Corp. 12.18% (SOFR CME03M + 6.75%) 11/6/28	517,493	$517,172
•CommScope, Inc. 8.72% (SOFR CME01M + 3.25%) 4/6/26	415,525	370,337
•Dynacast International LLC 9.99% (SOFR CME03M + 4.50%) 7/22/25	1,164,037	1,070,914
•Hexion Holdings Corp.
10.02% (SOFRTE03M + 4.50%) 3/15/29	241,325	231,370
12.89% (SOFRTE01M + 7.44%) 3/15/30	1,015,000	848,794
•Hub International Ltd. 9.65% (SOFR CME03M + 4.25%) 6/20/30	284,288	285,360
•Intrado Corp. 9.24% (SOFR CME02M + 4.00%) 1/31/30	621,875	623,169
•Northwest Fiber LLC 9.28% (SOFR CME01M + 3.75%) 4/30/27	393,334	392,646
•Parkway Generation LLC
10.39% (SOFR CME03M + 4.75%) 2/18/29	350,143	336,075
10.39% (SOFR CME03M + 4.75%) 2/18/29	43,966	42,199
•PMHC II, Inc. 9.81% (SOFR CME03M + 4.25%) 4/23/29	178,643	170,456
•Pre-Paid Legal Services, Inc. 12.47% (SOFR CME01M + 7.00%) 12/14/29	215,000	194,575
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
•Roper Industrial Products Investment Co. LLC 9.35% (SOFR CME03M + 4.00%) 11/22/29	1,389,517	$1,391,602
•Solis IV BV 8.88% (SOFR CME03M + 3.50%) 2/26/29	423,798	421,573
•Springs Windows Fashions LLC 9.47% (SOFR CME01M + 4.00%) 10/6/28	834,570	746,422
•SPX Flow, Inc. 9.96% (SOFR CME01M + 4.50%) 4/5/29	845,271	847,265
•Ultimate Software Group, Inc. 10.76% (SOFR CME01M + 5.25%) 5/3/27	1,626,000	1,626,293
•Vantage Specialty Chemicals, Inc. 10.11% (SOFR CME01M + 4.75%) 10/26/26	1,551,593	1,491,468
Total Loan Agreements (Cost $15,645,349)		15,698,106

	Number of Shares
MONEY MARKET FUND–4.93%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	8,054,539	8,054,539
Total Money Market Fund (Cost $8,054,539)		8,054,539

TOTAL INVESTMENTS–98.73% (Cost $168,059,567)	161,359,895

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.27%	2,077,673
NET ASSETS APPLICABLE TO 38,652,729 SHARES OUTSTANDING–100.00%	$163,437,568
NET ASSET VALUE PER SHARE–LVIP DELAWARE HIGH YIELD FUND STANDARD CLASS ($70,717,702 / 16,725,943 Shares)	$4.228
NET ASSET VALUE PER SHARE–LVIP DELAWARE HIGH YIELD FUND SERVICE CLASS ($92,719,866 / 21,926,786 Shares)	$4.229
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$213,535,765
Distributable earnings/(accumulated loss)	(50,098,197)
TOTAL NET ASSETS	$163,437,568

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
‡Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
LVIP Delaware High Yield Fund-8

LVIP Delaware High Yield Fund
Statement of Net Assets (continued)
@PIK. 100% of the income received was in the form of additional par.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

★Includes $6,171 expense reimbursement receivable from Lincoln Financial Investments Corporation, $248,712 payable for fund shares redeemed, $13,782 other accrued expenses payable, $115,802 due to manager and affiliates, $29,400 payable for audit fee and $13,708 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFRTE01M–1 Month Term Secured Overnight Financing Rate
SOFRTE03M–3 Month Term Secured Overnight Financing Rate
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund-9

LVIP Delaware High Yield Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$11,441,490
EXPENSES:
Management fees	1,016,443
Distribution fees-Service Class	267,993
Shareholder servicing fees	45,349
Accounting and administration expenses	45,143
Professional fees	32,039
Pricing fees	12,263
Custodian fees	8,932
Reports and statements to shareholders	8,302
Trustees’ fees and expenses	5,727
Consulting fees	2,339
Other	8,283
1,452,813
Less:
Expenses reimbursed	(27,638)
Total operating expenses	1,425,175
NET INVESTMENT INCOME	10,016,315
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(5,867,248)
Net change in unrealized appreciation (depreciation) of investments	14,278,347
NET REALIZED AND UNREALIZED GAIN	8,411,099
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$18,427,414
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$10,016,315	$8,845,028
Net realized loss	(5,867,248)	(4,641,295)
Net change in unrealized appreciation (depreciation)	14,278,347	(26,204,159)
Net increase (decrease) in net assets resulting from operations	18,427,414	(22,000,426)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,565,003)	(4,273,656)
Service Class	(5,712,860)	(5,393,718)
Return of capital:
Standard Class	(27,526)	(16,148)
Service Class	(36,677)	(22,012)
	(10,342,066)	(9,705,534)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	9,221,842	9,978,815
Service Class	13,731,820	10,076,812
Reinvestment of dividends and distributions:
Standard Class	4,592,529	4,289,804
Service Class	5,749,537	5,415,730
	33,295,728	29,761,161
Cost of shares redeemed:
Standard Class	(12,137,939)	(16,055,066)
Service Class	(18,328,858)	(23,865,245)
	(30,466,797)	(39,920,311)
Increase (decrease) in net assets derived from capital share transactions	2,828,931	(10,159,150)
NET INCREASE (DECREASE) IN NET ASSETS	10,914,279	(41,865,110)
NET ASSETS:
Beginning of year	152,523,289	194,388,399
End of year	$163,437,568	$152,523,289
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund-10

LVIP Delaware High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware High Yield Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$4.013	$4.845	$5.100	$5.080	$4.670
Income (loss) from investment operations:
Net investment income[2]	0.276	0.242	0.225	0.240	0.260
Net realized and unrealized gain (loss)	0.232	(0.795)	0.016	0.080	0.480
Total from investment operations	0.508	(0.553)	0.241	0.320	0.740
Less dividends and distributions from:
Net investment income	(0.292)	(0.278)	(0.496)	(0.300)	(0.330)
Return of capital	(0.001)	(0.001)[3]	— [3]	—	—
Total dividends and distributions	(0.293)	(0.279)	(0.496)	(0.300)	(0.330)
Net asset value, end of period	$4.228	$4.013	$4.845	$5.100	$5.080
Total return[4]	12.67%	(11.41% )	4.92%	7.24%	16.43% [5]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$70,718	$65,564	$80,790	$76,743	$79,463
Ratio of expenses to average net assets	0.74%	0.74%	0.74%	0.74%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.77%	0.76%	0.78%	0.76%
Ratio of net investment income to average net assets	6.58%	5.47%	4.57%	5.08%	5.32%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	6.56%	5.44%	4.55%	5.04%	5.30%
Portfolio turnover	37%	36%	93%	124%	87%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP High Yield Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund-11

LVIP Delaware High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware High Yield Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$4.014	$4.845	$5.080	$5.060	$4.650
Income (loss) from investment operations:
Net investment income[2]	0.263	0.229	0.216	0.230	0.250
Net realized and unrealized gain (loss)	0.233	(0.795)	0.009	0.070	0.480
Total from investment operations	0.496	(0.566)	0.225	0.300	0.730
Less dividends and distributions from:
Net investment income	(0.279)	(0.264)	(0.460)	(0.280)	(0.320)
Return of capital	(0.002)	(0.001)[3]	— [3]	—	—
Total dividends and distributions	(0.281)	(0.265)	(0.460)	(0.280)	(0.320)
Net asset value, end of period	$4.229	$4.014	$4.845	$5.080	$5.060
Total return[4]	12.34%	(11.66% )	4.59%	6.89%	16.12% [5]
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$92,720	$86,959	$113,599	$119,487	$123,687
Ratio of expenses to average net assets	1.04%	1.04%	1.04%	1.04%	1.04%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.06%	1.07%	1.06%	1.08%	1.06%
Ratio of net investment income to average net assets	6.28%	5.17%	4.28%	4.78%	5.02%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	6.26%	5.14%	4.26%	4.74%	5.00%
Portfolio turnover	37%	36%	93%	124%	87%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP High Yield Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP High Yield Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	General Motors term loan litigation were included in total return. If excluded, the impact on the total return would be 1.11% lower.
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware High Yield Fund-12

LVIP Delaware High Yield Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek total return and, as a secondary objective, high current income.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the mean between their bid and ask prices, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual
LVIP Delaware High Yield Fund-13

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.74% of the average daily net assets for the Standard Class and 1.04% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$18,611	$43,325	$27,638	$89,574
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$12,631
Legal	2,068
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $8,224 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware High Yield Fund-14

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$6,171
Management fees payable to LFI	88,679
Distribution fees payable to LFD	23,167
Shareholder servicing fees payable to Lincoln Life	3,956
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$55,010,604
Sales	58,476,352
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$168,715,163
Aggregate unrealized appreciation of investments	$2,721,205
Aggregate unrealized depreciation of investments	(10,076,470)
Net unrealized depreciation of investments	$(7,355,265)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Corporate Bonds	$—	$137,607,250	$—	$137,607,250
Loan Agreements	—	15,698,106	—	15,698,106
Money Market Fund	8,054,539	—	—	8,054,539
Total Investments	$8,054,539	$153,305,356	$—	$161,359,895
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
LVIP Delaware High Yield Fund-15

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to aicpa adjustment, wash sales and CPDI adjustment.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$10,277,863	$9,667,374
Return of capital	64,203	38,160
Total	$10,342,066	$9,705,534
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(42,742,932)
Net unrealized appreciation	(7,355,265)
Distributable earnings/(accumulated loss)	$(50,098,197)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to Contingent Payment Debt Instrument adjustment:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(8,328)	$8,328
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$12,828,794	$29,914,138	$42,742,932
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,192,065	2,249,988
Service Class	3,266,758	2,294,568
Shares reinvested:
Standard Class	1,085,704	1,064,759
Service Class	1,358,908	1,343,813
	7,903,435	6,953,128
Shares redeemed:
Standard Class	(2,889,024)	(3,651,073)
Service Class	(4,362,110)	(5,422,124)
	(7,251,134)	(9,073,197)
Net increase	652,301	(2,120,069)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are
LVIP Delaware High Yield Fund-16

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
LVIP Delaware High Yield Fund-17

LVIP Delaware High Yield Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware High Yield Fund-18

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2021, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware High Yield Fund–19

LVIP Delaware High Yield Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group and that the Fund’s net expense ratio was within range of the median net expense ratio of the peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware High Yield Fund-20

LVIP Delaware High Yield Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an expense limitation for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware High Yield Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware High Yield Fund’s total return compared to the total return of a peer group of funds included in the Morningstar High Yield Bond funds category and the ICE BofA US High Yield Constrained Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three- and ten-year periods and above the return of the Morningstar peer group median and within range of the benchmark index for the five-year period. The Board considered LFI’s comment that the Fund’s underperformance over recent periods compared to the benchmark and the peer funds was primarily attributable to security selection in different sectors. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware High Yield Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware High Yield Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware High Yield Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware High Yield Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware High Yield Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware High Yield Fund-26

LVIP Delaware Limited-Term Diversified Income Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Limited-Term Diversified Income Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Limited-Term Diversified Income Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 5.00% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. Government/Credit 1-3 Year Index1, returned 4.61%.
After a challenging year for bonds in 2022, investors’ insatiable drive for income was rewarded as fixed income markets produced positive returns as attractive break-even points drew buyers into the asset class. Inflation continued to move lower and provided fodder for investors to begin to price in a pivot by the U.S. Federal Reserve (the Fed) to cut rates in 2024 after four hikes during the first seven months of the year. The U.S. 10-year Treasury rate hit yields not observed since before the Great Financial Crisis, peaking at 5% in October. Higher yields, coupled with investors’ belief the Fed was done raising rates, resulted in financial conditions easing leading to one of the strongest bond market rallies in decades during the fourth quarter. Corporate credit performed well with domestic high yield generating double digit returns, and CCC-rated bonds returning nearly 20%, according to Bloomberg. The securitized market generated positive excess returns, even the beleaguered agency mortgage-backed securities market was positive for the year.
The Fund outperformed its benchmark and generated a positive total return as credit spreads declined and carry contributed favorably. A meaningful overweight to investment grade corporate credit was beneficial, however, security selection within BBB-rated financials detracted, due in large part to owning UBS Group AG (not held at December 31, 2023) and Credit Suisse Group AG. This performance was offset by robust performance of high yield corporates, including Ford Motor Credit Company, which was upgraded to investment grade during the period and chemical manufacturer, Avient Corporation, an international polymer services company. Investments in collateralized loan obligations (CLO) and agency mortgage-backed securities (MBS), which are both out-of-benchmark allocations, contributed to performance. Yield curve management was a modest contributor.
The Fund utilized Treasury futures throughout the year as a risk management tool. Treasury futures provided an efficient alternative to manage interest rate sensitivity. The Fund will opportunistically utilize credit default swaps, and currency forwards to manage portfolio credit and currency risks, respectively.
The Fund outperformed its benchmark during the period due in large part to an overweight to investment grade corporates and exposure to out-of-benchmark asset classes such as CLOs and agency MBS sectors, including investment grade corporates and securitized products. Additionally, an overweight to emerging markets combined with good security selection within the sector was additive. Yield curve management was a positive contributor as well.
As we transitioned out of 2022, the Fund’s overweight to corporate bonds was reduced further as credit spreads moved through long-term averages. We increased exposure to the asset class modestly in the spring on the heels of the market volatility caused by the regional banking crisis. We reduced the overweight slightly more during the summer months as credit spreads compressed further. The portfolio continues to maintain an overweight at year-end. Liquid capital (U.S. Treasurys, agency MBS, and cash) increased throughout the period as we anticipated more attractive valuations to add risk in the future. Interest rate sensitivity, as measured by duration, was methodically increased for much of period as interest rates climbed with the U.S. 2-year Treasury briefly touched 5.25% in the fourth quarter. We did reduce duration modestly as interest rates fell into year-end, but the Fund remains long.
Portfolio Managers:
Delaware Investments Fund Advisers:	J. David Hillmeyer Daniela Mardarovici
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware Limited- Term Diversified Income Fund - Standard Class
LVIP Delaware Limited- Term Diversified Income Fund - Service Class
Bloomberg U.S. Government/Credit 1-3 Year Index
$12,200
$12,000
$11,800
$11,600
$11,400
$11,200
$11,000
$10,800
$10,600
$10,400
$10,200
$10,000
$9,800
12/31/13
12/31/23
$11,760
$11,442
$11,346

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Limited-Term Diversified Income Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,760 for the Standard Class shares and to $11,442 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Government/Credit 1-3 Year Index did over the same period. The same $10,000 investment would have increased to $11,346. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Delaware Limited-Term Diversified Income Fund-1

LVIP Delaware Limited-Term Diversified Income Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 5.00%
Five Years	+ 1.88%
Ten Years	+ 1.63%
Service Class Shares
One Year	+ 4.68%
Five Years	+ 1.56%
Ten Years	+ 1.36%
1. Bloomberg U.S. Government/Credit 1-3 Year Index is an index consisting of Treasury or government agency securities and investment grade corporate debt securities with maturities of one to three years.
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”). Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware Limited-Term Diversified Income Fund-2

LVIP Delaware Limited-Term Diversified Income Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,036.10	0.53%	$2.72
Service Class Shares	1,000.00	1,034.40	0.83%	4.26
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.50	0.53%	$2.70
Service Class Shares	1,000.00	1,021.00	0.83%	4.23

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware Limited-Term Diversified Income Fund-3

LVIP Delaware Limited-Term Diversified Income Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	1.42%
Agency Commercial Mortgage-Backed Security	0.41%
Agency Mortgage-Backed Securities	3.64%
Corporate Bonds	46.44%
Advertising	0.14%
Aerospace & Defense	0.66%
Airlines	0.04%
Auto Manufacturers	1.29%
Auto Parts & Equipment	0.32%
Banks	11.52%
Biotechnology	1.35%
Building Materials	0.38%
Chemicals	0.64%
Commercial Services	0.69%
Diversified Financial Services	2.22%
Electric	7.39%
Electrical Components & Equipment	0.27%
Entertainment	0.67%
Forest Products & Paper	0.27%
Health Care Products	0.17%
Health Care Services	0.79%
Insurance	4.85%
Internet	0.30%
Leisure Time	0.17%
Media	0.58%
Mining	0.30%
Miscellaneous Manufacturing	2.26%
Oil & Gas	0.80%
Packaging & Containers	0.47%
Pharmaceuticals	1.37%
Pipelines	2.38%
Real Estate Investment Trusts	0.57%
Semiconductors	0.92%
Software	0.89%
Telecommunications	1.77%
Non-Agency Asset-Backed Securities	13.72%
Non-Agency Collateralized Mortgage Obligations	0.99%
U.S. Treasury Obligations	31.97%
Money Market Fund	3.38%
Total Investments	101.97%
Liabilities Net of Receivables and Other Assets	(1.97%)
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	37.96%
AAA	13.76%
AA	4.16%
A	19.55%
BBB	20.76%
BB	1.89%
B	0.92%
Non-Rated	1.00%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP Delaware Limited-Term Diversified Income Fund-4

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–1.42%
•Fannie Mae Connecticut Avenue Securities Series 2023-R08 1M1 6.84% (SOFR30A + 1.50%) 10/25/43	2,876,962	$2,882,475
•Fannie Mae Grantor Trust Series 2001-T5 A2 7.00% 6/19/41	5,948	6,045
Freddie Mac REMICs Series 5092 WG 1.00% 4/25/31	10,393,180	9,382,680
•Freddie Mac STACR REMIC Trust
Series 2021-DNA3 M1 6.09% (SOFR30A + 0.75%) 10/25/33	800,569	799,753
Series 2021-HQA2 M1 6.04% (SOFR30A + 0.70%) 12/25/33	207,461	207,350
Series 2023-HQA3 A1 7.19% (SOFR30A + 1.85%) 11/25/43	2,480,470	2,494,423
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2017-HQA2 M2AS 6.50% (SOFR30A + 1.16%) 12/25/29	210,167	210,299
♦Freddie Mac Structured Pass Through Certificates
Series T-54 2A 6.50% 2/25/43	469	492
Series T-58 2A 6.50% 9/25/43	6,854	7,188
Total Agency Collateralized Mortgage Obligations (Cost $17,025,349)		15,990,705
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.41%
♦Freddie Mac Multifamily Structured Pass Through Certificates Series K729 A2 3.14% 10/25/24	4,650,000	4,578,019
Total Agency Commercial Mortgage-Backed Security (Cost $4,741,961)		4,578,019
AGENCY MORTGAGE-BACKED SECURITIES–3.64%
Fannie Mae S.F. 15 yr 2.50% 8/1/36	2,864,128	2,636,859
Fannie Mae S.F. 30 yr
3.50% 6/1/52	6,531,545	6,069,604
4.50% 7/1/40	200,030	195,311
4.50% 8/1/41	478,530	477,913
4.50% 2/1/46	3,676,773	3,659,528
4.50% 5/1/46	369,908	369,430
4.50% 11/1/47	3,832,325	3,790,692
4.50% 4/1/48	2,098,555	2,104,885
4.50% 1/1/50	924,208	922,899
5.00% 7/1/47	410,482	417,124
5.00% 8/1/48	2,961,216	2,976,823
5.00% 7/1/49	7,244,000	7,276,594
5.50% 5/1/44	7,603,232	7,829,890
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.00% 1/1/42	818,339	$854,859
Freddie Mac S.F. 30 yr 5.50% 9/1/41	1,369,220	1,412,011
Total Agency Mortgage-Backed Securities (Cost $42,032,084)		40,994,422
CORPORATE BONDS–46.44%
Advertising–0.14%
Clear Channel International BV 6.63% 8/1/25	1,575,000	1,582,595
		1,582,595
Aerospace & Defense–0.66%
Boeing Co. 2.20% 2/4/26	2,075,000	1,960,640
RTX Corp. 5.75% 11/8/26	5,355,000	5,502,822
		7,463,462
Airlines–0.04%
United Airlines, Inc. 4.38% 4/15/26	465,000	453,099
		453,099
Auto Manufacturers–1.29%
Daimler Truck Finance North America LLC 1.63% 12/13/24	5,890,000	5,674,140
Ford Motor Credit Co. LLC
2.30% 2/10/25	1,245,000	1,197,280
3.38% 11/13/25	3,070,000	2,937,719
6.80% 11/7/28	735,000	769,079
6.95% 6/10/26	1,570,000	1,610,543
Mercedes-Benz Finance North America LLC 5.10% 8/3/28	2,305,000	2,349,516
		14,538,277
Auto Parts & Equipment–0.32%
Aptiv PLC/Aptiv Corp. 2.40% 2/18/25	3,775,000	3,649,920
		3,649,920
Banks–11.52%
Banco Continental SAECA 2.75% 12/10/25	3,115,000	2,911,577
Banco Santander SA 5.59% 8/8/28	1,200,000	1,223,554
μBank of America Corp.
0.98% 9/25/25	6,085,000	5,872,836
1.84% 2/4/25	5,535,000	5,513,524
5.82% 9/15/29	1,035,000	1,068,403
Bank of Montreal 1.85% 5/1/25	1,785,000	1,711,378
μBank of New York Mellon Corp. 5.80% 10/25/28	2,167,000	2,246,709
μBarclays PLC 7.39% 11/2/28	703,000	751,273
LVIP Delaware Limited-Term Diversified Income Fund-5

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
BBVA Bancomer SA 1.88% 9/18/25	3,490,000	$3,293,906
BPCE SA 5.13% 1/18/28	1,065,000	1,062,473
Citibank NA 5.49% 12/4/26	1,160,000	1,180,877
μCitizens Bank NA
4.12% 5/23/25	5,550,000	5,416,292
6.06% 10/24/25	2,005,000	1,956,014
Credit Agricole SA
μ1.91% 6/16/26	1,895,000	1,797,561
5.30% 7/12/28	860,000	879,201
Credit Suisse AG 7.95% 1/9/25	600,000	613,213
Deutsche Bank AG
0.90% 5/28/24	10,710,000	10,518,730
μ6.72% 1/18/29	708,000	741,422
μ6.82% 11/20/29	1,440,000	1,516,096
μFifth Third Bank NA 5.85% 10/27/25	3,320,000	3,310,927
Goldman Sachs Group, Inc.
μ1.54% 9/10/27	1,765,000	1,600,885
•5.86% (SOFR + 0.49%) 10/21/24	9,495,000	9,483,036
μHSBC Holdings PLC 5.89% 8/14/27	960,000	973,290
Huntington National Bank
μ4.01% 5/16/25	3,040,000	2,994,827
5.65% 1/10/30	790,000	796,651
μING Groep NV 6.08% 9/11/27	1,130,000	1,153,169
•JPMorgan Chase & Co. 6.26% (SOFR + 0.89%) 4/22/27	3,675,000	3,667,293
KeyBank NA 4.15% 8/8/25	3,821,000	3,703,984
μKeyCorp 3.88% 5/23/25	2,725,000	2,664,105
μMorgan Stanley
6.14% 10/16/26	12,400,000	12,623,118
6.30% 10/18/28	1,854,000	1,942,137
PNC Bank NA 3.88% 4/10/25	4,955,000	4,850,882
μPNC Financial Services Group, Inc. 5.67% 10/28/25	1,185,000	1,184,394
Popular, Inc. 7.25% 3/13/28	795,000	817,856
QNB Finance Ltd. 3.50% 3/28/24	3,120,000	3,100,775
Toronto-Dominion Bank 4.11% 6/8/27	1,878,000	1,844,575
μTruist Bank 2.64% 9/17/29	9,026,000	8,400,977
μTruist Financial Corp. 7.16% 10/30/29	490,000	529,216
U.S. Bancorp
3.38% 2/5/24	2,330,000	2,324,478
μ4.65% 2/1/29	223,000	219,487
μ5.73% 10/21/26	243,000	244,572
μ6.79% 10/26/27	1,000,000	1,044,066
μWells Fargo & Co. 3.91% 4/25/26	8,225,000	8,061,788
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo Bank NA 5.25% 12/11/26	1,990,000	$2,014,324
		129,825,851
Biotechnology–1.35%
Amgen, Inc. 5.15% 3/2/28	1,225,000	1,254,095
Gilead Sciences, Inc. 3.70% 4/1/24	4,035,000	4,015,641
Royalty Pharma PLC 1.20% 9/2/25	10,690,000	9,974,008
		15,243,744
Building Materials–0.38%
Carrier Global Corp. 5.80% 11/30/25	4,290,000	4,347,072
		4,347,072
Chemicals–0.64%
Avient Corp. 5.75% 5/15/25	5,607,000	5,607,163
Celanese U.S. Holdings LLC
6.05% 3/15/25	475,000	477,909
6.17% 7/15/27	1,100,000	1,127,891
		7,212,963
Commercial Services–0.69%
ERAC USA Finance LLC 4.60% 5/1/28	4,895,000	4,864,474
Prime Security Services Borrower LLC/Prime Finance, Inc. 5.25% 4/15/24	412,000	408,443
S&P Global, Inc. 2.45% 3/1/27	2,720,000	2,564,833
		7,837,750
Diversified Financial Services–2.22%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.65% 10/29/24	4,620,000	4,458,783
3.00% 10/29/28	1,310,000	1,196,015
3.15% 2/15/24	5,750,000	5,727,207
Air Lease Corp.
0.80% 8/18/24	5,645,000	5,471,412
2.88% 1/15/26	755,000	719,260
Aviation Capital Group LLC
1.95% 1/30/26	3,680,000	3,410,772
3.50% 11/1/27	2,410,000	2,219,970
Jefferies Financial Group, Inc. 5.88% 7/21/28	840,000	861,339
SURA Asset Management SA 4.88% 4/17/24	978,000	971,295
		25,036,053
Electric–7.39%
Avangrid, Inc. 3.20% 4/15/25	2,630,000	2,554,524
Duke Energy Carolinas LLC 3.95% 11/15/28	1,335,000	1,314,016
LVIP Delaware Limited-Term Diversified Income Fund-6

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
μDuke Energy Corp. 4.88% 9/16/24	3,180,000	$3,130,982
Enel Finance International NV 4.25% 6/15/25	1,630,000	1,606,365
Eversource Energy 2.90% 3/1/27	810,000	766,812
Fells Point Funding Trust 3.05% 1/31/27	3,065,000	2,888,599
Metropolitan Edison Co. 5.20% 4/1/28	3,465,000	3,490,192
National Rural Utilities Cooperative Finance Corp.
1.88% 2/7/25	7,575,000	7,312,334
4.45% 3/13/26	2,045,000	2,041,902
4.80% 3/15/28	1,570,000	1,587,894
NextEra Energy Capital Holdings, Inc.
5.75% 9/1/25	735,000	741,954
6.05% 3/1/25	2,250,000	2,270,039
NRG Energy, Inc. 3.75% 6/15/24	9,895,000	9,779,976
Pacific Gas & Electric Co. 3.75% 2/15/24	10,545,000	10,512,256
Sempra 3.30% 4/1/25	4,220,000	4,117,105
Southern California Edison Co. 1.10% 4/1/24	10,370,000	10,255,544
Southern Co. 4.85% 6/15/28	4,825,000	4,860,503
Vistra Operations Co. LLC
3.55% 7/15/24	5,945,000	5,861,368
5.13% 5/13/25	1,145,000	1,133,865
WEC Energy Group, Inc. 0.80% 3/15/24	7,115,000	7,042,386
		83,268,616
Electrical Components & Equipment–0.27%
WESCO Distribution, Inc. 7.13% 6/15/25	3,008,000	3,029,964
		3,029,964
Entertainment–0.67%
Warnermedia Holdings, Inc.
3.64% 3/15/25	6,245,000	6,109,480
6.41% 3/15/26	1,470,000	1,470,999
		7,580,479
Forest Products & Paper–0.27%
Inversiones CMPC SA 4.75% 9/15/24	3,120,000	3,096,349
		3,096,349
Health Care Products–0.17%
Medtronic Global Holdings SCA 4.25% 3/30/28	1,940,000	1,931,542
		1,931,542
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services–0.79%
Tenet Healthcare Corp. 4.88% 1/1/26	3,005,000	$2,971,140
UnitedHealth Group, Inc. 4.25% 1/15/29	5,955,000	5,945,273
		8,916,413
Insurance–4.85%
Athene Global Funding
1.00% 4/16/24	10,665,000	10,499,080
•6.11% (SOFRINDX + 0.70%) 5/24/24	8,585,000	8,578,341
Brighthouse Financial Global Funding
1.00% 4/12/24	8,385,000	8,264,516
•6.13% (SOFR + 0.76%) 4/12/24	4,385,000	4,376,009
Equitable Financial Life Global Funding 0.80% 8/12/24	1,825,000	1,771,423
GA Global Funding Trust 1.00% 4/8/24	12,730,000	12,543,405
Met Tower Global Funding 3.70% 6/13/25	6,120,000	6,016,789
New York Life Global Funding 5.45% 9/18/26	2,580,000	2,636,833
		54,686,396
Internet–0.30%
JD.com, Inc. 3.88% 4/29/26	3,470,000	3,377,637
		3,377,637
Leisure Time–0.17%
Carnival Corp. 7.63% 3/1/26	1,882,000	1,916,028
		1,916,028
Media–0.58%
Charter Communications Operating LLC/Charter Communications Operating Capital 6.15% 11/10/26	6,415,000	6,558,241
		6,558,241
Mining–0.30%
First Quantum Minerals Ltd. 7.50% 4/1/25	3,500,000	3,337,233
		3,337,233
Miscellaneous Manufacturing–2.26%
Parker-Hannifin Corp.
3.65% 6/15/24	5,370,000	5,318,576
4.25% 9/15/27	4,455,000	4,415,960
Teledyne Technologies, Inc. 0.95% 4/1/24	15,970,000	15,786,712
		25,521,248
LVIP Delaware Limited-Term Diversified Income Fund-7

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas–0.80%
ConocoPhillips Co. 2.40% 3/7/25	422,000	$409,940
Devon Energy Corp. 5.25% 9/15/24	1,908,000	1,903,870
Occidental Petroleum Corp.
5.50% 12/1/25	2,793,000	2,792,430
5.88% 9/1/25	3,450,000	3,469,406
Southwestern Energy Co. 5.70% 1/23/25	424,000	422,311
		8,997,957
Packaging & Containers–0.47%
Mauser Packaging Solutions Holding Co. 7.88% 8/15/26	5,190,000	5,281,764
		5,281,764
Pharmaceuticals–1.37%
AbbVie, Inc. 2.60% 11/21/24	7,125,000	6,960,403
Astrazeneca Finance LLC 4.88% 3/3/28	1,320,000	1,345,766
Cigna Group 5.69% 3/15/26	2,243,000	2,244,759
Eli Lilly & Co. 5.00% 2/27/26	1,010,000	1,010,428
Pfizer Investment Enterprises Pte. Ltd. 4.45% 5/19/28	3,455,000	3,453,214
Zoetis, Inc. 5.40% 11/14/25	395,000	398,220
		15,412,790
Pipelines–2.38%
Energy Transfer LP 5.55% 2/15/28	4,720,000	4,814,872
MPLX LP 4.88% 12/1/24	6,200,000	6,164,628
NuStar Logistics LP 5.75% 10/1/25	3,345,000	3,323,876
ONEOK, Inc. 5.65% 11/1/28	720,000	745,341
Targa Resources Partners LP/Targa Resources Partners Finance Corp. 5.00% 1/15/28	2,375,000	2,345,555
TransCanada PipeLines Ltd. 1.00% 10/12/24	9,760,000	9,411,587
		26,805,859
Real Estate Investment Trusts–0.57%
Crown Castle, Inc. 1.05% 7/15/26	4,740,000	4,276,360
VICI Properties LP 4.95% 2/15/30	2,250,000	2,183,220
		6,459,580
Semiconductors–0.92%
NXP BV/NXP Funding LLC 4.88% 3/1/24	6,825,000	6,811,826
NXP BV/NXP Funding LLC/NXP USA, Inc. 2.70% 5/1/25	295,000	284,331
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
SK Hynix, Inc. 1.50% 1/19/26	3,510,000	$3,232,844
		10,329,001
Software–0.89%
Oracle Corp. 5.80% 11/10/25	2,780,000	2,823,347
Roper Technologies, Inc. 2.35% 9/15/24	6,670,000	6,505,518
Workday, Inc. 3.50% 4/1/27	710,000	686,965
		10,015,830
Telecommunications–1.77%
NBN Co. Ltd. 0.88% 10/8/24	7,100,000	6,862,505
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 9/20/29	545,313	540,587
T-Mobile USA, Inc. 3.75% 4/15/27	4,850,000	4,704,145
Verizon Communications, Inc. 0.75% 3/22/24	7,885,000	7,800,413
		19,907,650
Total Corporate Bonds (Cost $530,407,485)		523,621,363
NON-AGENCY ASSET-BACKED SECURITIES–13.72%
American Express Credit Account Master Trust Series 2023-1 A 4.87% 5/15/28	6,000,000	6,043,963
Avis Budget Rental Car Funding AESOP LLC Series 2019-2A A 3.35% 9/22/25	3,330,000	3,289,582
•Ballyrock CLO Ltd. Series 2018-1A A1 6.68% (TSFR03M + 1.26%) 4/20/31	4,443,712	4,440,352
•Benefit Street Partners CLO IX Ltd. Series 2016-9A AR 6.79% (TSFR03M + 1.37%) 7/20/31	1,515,231	1,515,152
•Benefit Street Partners CLO VIII Ltd. Series 2015-8A A1AR 6.78% (TSFR03M + 1.36%) 1/20/31	1,689,877	1,689,779
BMW Vehicle Lease Trust Series 2022-1 A3 1.10% 3/25/25	2,470,030	2,456,013
•Canyon Capital CLO Ltd. Series 2019-2A AR 6.84% (TSFR03M + 1.44%) 10/15/34	7,250,000	7,244,657
•Carlyle Global Market Strategies CLO Ltd. Series 2014-2RA A1 6.69% (TSFR03M + 1.31%) 5/15/31	4,256,689	4,256,562
•CBAM Ltd. Series 2020-13A A 7.11% (TSFR03M + 1.69%) 1/20/34	7,000,000	7,000,210
LVIP Delaware Limited-Term Diversified Income Fund-8

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 6.66% (TSFR03M + 1.24%) 4/20/31	2,114,802	$2,114,383
Discover Card Execution Note Trust Series 2022-A4 A 5.03% 10/15/27	11,500,000	11,545,007
•Dryden 83 CLO Ltd. Series 2020-83A A 6.88% (TSFR03M + 1.48%) 1/18/32	4,750,000	4,750,157
Enterprise Fleet Financing LLC
Series 2022-2 A2 4.65% 5/21/29	2,084,336	2,070,216
Series 2023-3 A2 6.40% 3/20/30	5,500,000	5,621,677
Ford Credit Auto Owner Trust
Series 2021-A B 0.70% 10/15/26	4,000,000	3,789,352
Series 2022-A B 1.91% 7/15/27	4,800,000	4,513,068
GM Financial Automobile Leasing Trust Series 2022-1 B 2.23% 2/20/26	5,650,000	5,534,780
GreatAmerica Leasing Receivables Funding LLC Series 2021-1 B 0.72% 12/15/26	3,600,000	3,425,879
GTE Auto Receivables Trust Series 2023-1 A2 5.65% 8/17/26	1,583,101	1,580,234
•Halseypoint CLO 5 Ltd. Series 2021-5A A1A 6.86% (TSFR03M + 1.47%) 1/30/35	4,000,000	3,990,544
Hyundai Auto Lease Securitization Trust Series 2023-A A3 5.05% 1/15/26	5,000,000	4,986,947
JPMorgan Chase Bank NA - CACLN Series 2020-2 B 0.84% 2/25/28	77,345	77,045
•Oaktree CLO Ltd. Series 2019-2A A1AR 6.78% (TSFR03M + 1.38%) 4/15/31	2,000,000	1,989,510
OCCU Auto Receivables Trust Series 2023-1A A2 6.23% 4/15/27	3,750,000	3,766,324
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 6.82% (TSFR03M + 1.44%) 10/26/31	4,850,000	4,850,989
Trafigura Securitisation Finance PLC Series 2021-1A A2 1.08% 1/15/25	10,150,000	9,744,741
•TRESTLES CLO V Ltd. Series 2021-5A A1 6.85% (TSFR03M + 1.43%) 10/20/34	7,000,000	6,974,156
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Verizon Master Trust
Series 2021-2 A 0.99% 4/20/28	6,500,000	$6,278,418
Series 2022-2 A 1.53% 7/20/28	5,000,000	4,816,227
Series 2022-2 B 1.83% 7/20/28	4,800,000	4,613,131
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	5,300,000	5,259,038
•Volkswagen Auto Loan Enhanced Trust Series 2023-2 A2B 5.97% (SOFR30A + 0.63%) 3/22/27	9,500,000	9,517,548
•Zais CLO 16 Ltd. Series 2020-16A A1R 7.10% (TSFR03M + 1.68%) 10/20/34	5,000,000	4,994,475
Total Non-Agency Asset-Backed Securities (Cost $155,787,825)		154,740,116
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.99%
φOBX Trust Series 2023-NQM8 A1 7.05% 9/25/63	3,996,694	4,070,776
φVerus Securitization Trust Series 2023-6 A1 6.67% 9/25/68	6,955,956	7,046,654
Total Non-Agency Collateralized Mortgage Obligations (Cost $10,952,470)		11,117,430
U.S. TREASURY OBLIGATIONS–31.97%
U.S. Treasury Notes
4.13% 6/15/26	160,210,000	160,172,450
4.25% 12/31/25	29,525,000	29,516,926
4.38% 12/15/26	5,385,000	5,437,588
4.63% 10/15/26	137,045,000	139,079,262
4.63% 9/30/28	23,145,000	23,889,980
4.88% 10/31/28	2,195,000	2,291,203
Total U.S. Treasury Obligations (Cost $354,869,540)		360,387,409

	Number of Shares
MONEY MARKET FUND–3.38%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	38,154,301	38,154,301
Total Money Market Fund (Cost $38,154,301)		38,154,301

LVIP Delaware Limited-Term Diversified Income Fund-9

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–101.97% (Cost $1,153,971,015)	$1,149,583,765

★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(1.97%)	(22,203,100)
NET ASSETS APPLICABLE TO 121,886,343 SHARES OUTSTANDING–100.00%	$1,127,380,665
NET ASSET VALUE PER SHARE–LVIP DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND STANDARD CLASS ($175,887,862 / 18,924,607 Shares)	$9.294
NET ASSET VALUE PER SHARE–LVIP DELAWARE LIMITED-TERM DIVERSIFIED INCOME FUND SERVICE CLASS ($951,492,803 / 102,961,736 Shares)	$9.241
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,218,435,898
Distributable earnings/(accumulated loss)	(91,055,233)
TOTAL NET ASSETS	$1,127,380,665

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
φStep coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2023.

★Includes $1,560,000 cash collateral held at broker for futures contracts, $22,413 expense reimbursement receivable from Lincoln Financial
Investments Corporation, $121,269 variation margin due from broker on futures contracts, $29,523,821 payable for securities purchased,
$1,575,778 payable for fund shares redeemed, $22,734 other accrued expenses payable, $728,909 due to manager and affiliates, $44,100 payable for audit fee and $39,908 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contract1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contract:
970	U.S. Treasury 2 yr Notes	$199,736,640	$197,548,411	3/28/24	$2,188,229	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
CMPC–Coût Moyen Pondéré du Capital
HSBC–Hong Kong and Shanghai Banking Corporation
REMIC–Real Estate Mortgage Investment Conduits
S&P–Standard & Poor’s
S.F.–Single Family
SOFR–Secured Overnight Financing Rate
SOFR30A–Secured Overnight Financing Rate 30 Days Average
LVIP Delaware Limited-Term Diversified Income Fund-10

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
SOFRINDX–Secured Overnight Financing Rate Index
STACR–Structured Agency Credit Risk
TSFR03M–3 Month Term Secured Overnight Financing Rate
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund-11

LVIP Delaware Limited-Term Diversified Income Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$42,280,908
EXPENSES:
Management fees	5,540,399
Distribution fees-Service Class	2,931,224
Shareholder servicing fees	332,881
Accounting and administration expenses	198,012
Professional fees	75,551
Trustees’ fees and expenses	42,346
Reports and statements to shareholders	28,245
Custodian fees	20,446
Pricing fees	16,645
Consulting fees	3,049
Other	22,907
9,211,705
Less:
Expenses reimbursed	(196,789)
Total operating expenses	9,014,916
NET INVESTMENT INCOME	33,265,992
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	(14,468,536)
Foreign currencies	6,105
Futures contracts	(5,442,942)
Net realized loss	(19,905,373)
Net change in unrealized appreciation (depreciation) of:
Investments	36,859,036
Foreign currencies	(2,071)
Futures contracts	2,173,099
Net change in unrealized appreciation (depreciation)	39,030,064
NET REALIZED AND UNREALIZED GAIN	19,124,691
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$52,390,683
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Limited-Term Diversified Income Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$33,265,992	$19,068,598
Net realized loss	(19,905,373)	(29,441,181)
Net change in unrealized appreciation (depreciation)	39,030,064	(49,210,861)
Net increase (decrease) in net assets resulting from operations	52,390,683	(59,583,444)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(6,146,237)	(4,077,547)
Service Class	(30,715,876)	(22,298,428)
	(36,862,113)	(26,375,975)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	46,907,843	32,392,479
Service Class	70,698,977	67,012,038
Reinvestment of dividends and distributions:
Standard Class	6,146,237	4,077,547
Service Class	30,715,876	22,298,428
	154,468,933	125,780,492
Cost of shares redeemed:
Standard Class	(39,811,824)	(45,325,089)
Service Class	(153,974,428)	(245,743,255)
	(193,786,252)	(291,068,344)
Decrease in net assets derived from capital share transactions	(39,317,319)	(165,287,852)
NET DECREASE IN NET ASSETS	(23,788,749)	(251,247,271)
NET ASSETS:
Beginning of year	1,151,169,414	1,402,416,685
End of year	$1,127,380,665	$1,151,169,414
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund-12

LVIP Delaware Limited-Term Diversified Income Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Limited-Term Diversified Income Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$9.173	$9.818	$10.060	$9.820	$9.590
Income (loss) from investment operations:
Net investment income[2]	0.294	0.170	0.109	0.120	0.220
Net realized and unrealized gain (loss)	0.165	(0.574)	(0.176)	0.300	0.270
Total from investment operations	0.459	(0.404)	(0.067)	0.420	0.490
Less dividends and distributions from:
Net investment income	(0.338)	(0.241)	(0.174)	(0.180)	(0.260)
Return of capital	—	—	(0.001)	— [3]	—
Total dividends and distributions	(0.338)	(0.241)	(0.175)	(0.180)	(0.260)
Net asset value, end of period	$9.294	$9.173	$9.818	$10.060	$9.820
Total return[4]	5.00%	(4.12% )	(0.67% )	4.31%	5.21%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$175,888	$160,489	$180,707	$169,526	$131,920
Ratio of expenses to average net assets	0.53%	0.53%	0.53%	0.53%	0.54%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.55%	0.54%	0.53%	0.54%	0.54%
Ratio of net investment income to average net assets	3.15%	1.79%	1.09%	1.26%	2.27%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.13%	1.78%	1.09%	1.25%	2.27%
Portfolio turnover	123%	122%	274%	196%	97%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Limited-Term Diversified Income Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund-13

LVIP Delaware Limited-Term Diversified Income Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Limited-Term Diversified Income Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$9.122	$9.762	$10.000	$9.750	$9.530
Income (loss) from investment operations:
Net investment income[2]	0.265	0.141	0.079	0.090	0.190
Net realized and unrealized gain (loss)	0.162	(0.571)	(0.183)	0.310	0.260
Total from investment operations	0.427	(0.430)	(0.104)	0.400	0.450
Less dividends and distributions from:
Net investment income	(0.308)	(0.210)	(0.133)	(0.150)	(0.230)
Return of capital	—	—	(0.001)	— [3]	—
Total dividends and distributions	(0.308)	(0.210)	(0.134)	(0.150)	(0.230)
Net asset value, end of period	$9.241	$9.122	$9.762	$10.000	$9.750
Total return[4]	4.68%	(4.40% )	(1.04% )	4.12%	4.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$951,493	$990,680	$1,221,710	$1,243,718	$1,216,346
Ratio of expenses to average net assets	0.83%	0.83%	0.83%	0.83%	0.84%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.85%	0.84%	0.83%	0.84%	0.84%
Ratio of net investment income to average net assets	2.85%	1.49%	0.79%	0.96%	1.97%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.83%	1.48%	0.79%	0.95%	1.97%
Portfolio turnover	123%	122%	274%	196%	97%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Limited-Term Diversified Income Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Limited-Term Diversified Income Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]	Amount is less than $(0.005) per share.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Limited-Term Diversified Income Fund-14

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Limited-Term Diversified Income Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek maximum total return, consistent with reasonable risk.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Delaware Limited-Term Diversified Income Fund-15

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.50% of the first $500 million of the Fund's average daily net assets; 0.475% of the next $500 million; 0.45% of the next $1.5 billion; and 0.425% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.53% of the average daily net assets for the Standard Class and 0.83% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$23,434	$180,474	$196,789	$400,697
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$93,201
Legal	15,261
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Delaware Limited-Term Diversified Income Fund-16

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,708 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$22,413
Management fees payable to LFI	460,136
Distribution fees payable to LFD	241,172
Shareholder servicing fees payable to Lincoln Life	27,601
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$164,785,614
Purchases of U.S. government securities	1,218,932,276
Sales other than U.S. government securities	366,971,495
Sales of U.S. government securities	1,060,841,086
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$1,159,217,408
Aggregate unrealized appreciation of investments and derivatives	$8,788,873
Aggregate unrealized depreciation of investments and derivatives	(18,422,516)
Net unrealized depreciation of investments and derivatives	$(9,633,643)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Delaware Limited-Term Diversified Income Fund-17

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$15,990,705	$—	$15,990,705
Agency Commercial Mortgage-Backed Security	—	4,578,019	—	4,578,019
Agency Mortgage-Backed Securities	—	40,994,422	—	40,994,422
Corporate Bonds	—	523,621,363	—	523,621,363
Non-Agency Asset-Backed Securities	—	154,740,116	—	154,740,116
Non-Agency Collateralized Mortgage Obligations	—	11,117,430	—	11,117,430
U.S. Treasury Obligations	—	360,387,409	—	360,387,409
Money Market Fund	38,154,301	—	—	38,154,301
Total Investments	$38,154,301	$1,111,429,464	$—	$1,149,583,765
Derivatives:

Assets:
Futures Contract	$2,188,229	$—	$—	$2,188,229
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, straddle losses, Passive Foreign Investment Companies ("PFICs"), futures contracts, premium amortization and callable premium bond adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$36,862,113	$26,375,975
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$15,724
Capital loss carryforward	(80,873,844)
Other temporary differences	(563,470)
Net unrealized depreciation	(9,633,643)
Distributable earnings/(accumulated loss)	$(91,055,233)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(1)	$1
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$20,305,083	$60,568,761	$80,873,844
LVIP Delaware Limited-Term Diversified Income Fund-18

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	5,026,798	3,425,212
Service Class	7,632,044	7,131,604
Shares reinvested:
Standard Class	661,225	444,353
Service Class	3,323,457	2,443,565
	16,643,524	13,444,734
Shares redeemed:
Standard Class	(4,259,952)	(4,779,243)
Service Class	(16,601,700)	(26,116,911)
	(20,861,652)	(30,896,154)
Net decrease	(4,218,128)	(17,451,420)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$2,188,229	Liabilities net of receivables and other assets	$—
LVIP Delaware Limited-Term Diversified Income Fund-19

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(5,442,942)	$2,173,099
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$181,078,532	$6,097,871
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2023, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Delaware Limited-Term Diversified Income Fund-20

LVIP Delaware Limited-Term Diversified Income Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Limited-Term Diversified Income Fund-21

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Limited-Term Diversified Income Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Limited-Term Diversified Income Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2021, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware Limited-Term Diversified Income Fund–22

LVIP Delaware Limited-Term Diversified Income Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Limited-Term Diversified Income Fund-23

LVIP Delaware Limited-Term Diversified Income Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an expense limitation for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Limited Term Diversified Income Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Limited Term Diversified Income Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Short-Term Bond funds category and the Bloomberg US Government/Credit 1-3 Year Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and below the return of the benchmark index for the one-year period, below the return of the Morningstar peer group median and above the return of the benchmark index for the three- and ten-year periods and above the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fees of funds with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and make DIFA more attractive to potential clients.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Limited-Term Diversified Income Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware Limited-Term Diversified Income Fund-25

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware Limited-Term Diversified Income Fund-26

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware Limited-Term Diversified Income Fund-27

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Limited-Term Diversified Income Fund-28

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Limited-Term Diversified Income Fund-29

LVIP Delaware Mid Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Mid Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Mid Cap Value Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 11.24% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell Midcap® Value Index1, returned 12.71%.
Stock selection was the main detractor from the Fund’s relative performance during the year, most notably in the financial services, energy, and consumer staples sectors. Stock selection contributed in the utilities, healthcare, and basic industry sectors. In the financial services sector, the Fund’s holdings in the bank industry detracted. Signature Bank was a regional bank headquartered in New York City and had offices in the New York City metropolitan area and California. Signature Bank was a leading provider of payment and depository services for customers in the digital currency industry. It also offered traditional commercial banking services. The announced liquidation of Silvergate Bank, which was a regional bank solely focused on providing depository services to participants in the digital currency industry, and the failure of Silicon Valley Bank caused a bank run at Signature Bank in March. (Neither Silvergate Bank nor Silicon Valley Bank were Fund holdings.) In two days, more than 20% of Signature Bank’s deposit customers withdrew their money. The New York State Department of Financial Services closed Signature Bank’s bank subsidiary and moved it into receivership under the Federal Deposit Insurance Corporation (FDIC). In March, The Fund exited its position in Signature Bank after it was placed in receivership.
Western Alliance Bancorp, a regional bank with branches in Arizona, Nevada, and California, operates several national commercial lending businesses and a national residential mortgage business. Western Alliance also operates several national banking businesses, including providing bank services for companies backed by venture capital investors, the core business of Silicon Valley Bank. These venture capital investor customers made up about 11% of Western Alliance’s deposits. After the failure of Silicon Valley Bank and Signature Bank, fears of a bank run at Western Alliance caused the company’s stock to decline meaningfully in a short period of time. The Fund exited its position in Western Alliance.
D.R. Horton Inc., one of the nation’s largest homebuilders, focusing mainly on entry-level homes for first-time buyers, outperformed. During the year, a lack of inventory of available homes for sale and higher borrowing costs created strong demand for new homes, which benefited D.R. Horton. The company’s average sales price increased, and gross margins improved during the year. The Fund maintained its position in D.R. Horton as we continue to like D.R. Horton’s presence in affordable single-family homes, solid balance sheet, and favorable fundamental outlook.
Quanta Services Inc. (Quanta), a specialty engineering and construction firm with a focus on electric power, renewable energy, and underground utility infrastructure solutions, was a leading contributor during the fiscal year. Quanta’s revenues reached record levels in its fiscal second quarter, and management increased guidance. Quanta is seeing momentum in its renewable segment and reported a record backlog. The Fund maintained its position in Quanta since we view it as an attractive investment with improving earnings and a strong balance sheet. The Fund ended the year overweight the industrials, financial services, and basic industry sectors and remained underweight the REIT, healthcare, and consumer discretionary sectors.
Portfolio Managers:
Delaware Investments Fund Advisers:
 Kelley Carabasi
Kent Madden
Steven Catricks
Michael Foley
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware Mid Cap Value Fund - Standard Class
LVIP Delaware Mid Cap Value Fund - Service Class
Russell Midcap® Value Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$22,865
$22,121
$22,079

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Mid Cap Value Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,865 for the Standard Class shares and to $22,079 for the Service Class shares. For comparison, look at how the Russell Midcap® Value Index did over the same period. The same $10,000 investment would have increased to $22,121. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Delaware Mid Cap Value Fund-1

LVIP Delaware Mid Cap Value Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.24%
Five Years	+ 11.88%
Ten Years	+ 8.62%
Service Class Shares
One Year	+ 10.86%
Five Years	+ 11.49%
Ten Years	+ 8.24%
1. The Russell Midcap®Value Index measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values.
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”).  Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware Mid Cap Value Fund-2

LVIP Delaware Mid Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,079.00	0.43%	$2.25
Service Class Shares	1,000.00	1,077.10	0.78%	4.08
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.00	0.43%	$2.19
Service Class Shares	1,000.00	1,021.30	0.78%	3.97

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware Mid Cap Value Fund-3

LVIP Delaware Mid Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.48%
Aerospace & Defense	0.76%
Airlines	0.70%
Auto Components	0.54%
Banks	4.82%
Building Products	0.51%
Capital Markets	3.28%
Chemicals	2.66%
Communications Equipment	0.98%
Construction & Engineering	3.74%
Construction Materials	1.83%
Consumer Finance	2.18%
Containers & Packaging	2.78%
Diversified Financial Services	0.57%
Electric Utilities	3.78%
Electrical Equipment	3.33%
Electronic Equipment, Instruments & Components	3.43%
Entertainment	1.20%
Food & Staples Retailing	0.85%
Food Products	2.15%
Health Care Equipment & Supplies	3.07%
Health Care Providers & Services	2.27%
Hotel & Resort REITs	1.25%
Hotels, Restaurants & Leisure	2.72%
Household Durables	2.40%
Insurance	7.70%
IT Services	1.22%
Leisure Products	0.66%
Life Sciences Tools & Services	1.15%
Machinery	4.31%
Media	0.69%
Metals & Mining	1.00%
Multi-Utilities	3.11%
Oil, Gas & Consumable Fuels	5.28%
Paper & Forest Products	0.86%
Professional Services	3.16%
Residential REITs	1.91%
Retail REITs	1.55%
Road & Rail	0.87%
Semiconductors & Semiconductor Equipment	3.13%
Software	1.47%
Specialized REITs	1.75%
Specialty Retail	2.19%
Trading Companies & Distributors	3.67%
Money Market Fund	0.97%
Security Type/Sector	Percentage of Net Assets
Short-Term Investments	1.57%
Total Investments	100.02%
Liabilities Net of Receivables and Other Assets	(0.02%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
DR Horton, Inc.	2.40%
WESCO International, Inc.	2.28%
Regal Rexnord Corp.	2.00%
Quanta Services, Inc.	1.76%
Marriott International, Inc. Class A	1.74%
Hartford Financial Services Group, Inc.	1.74%
Reinsurance Group of America, Inc.	1.72%
NRG Energy, Inc.	1.72%
Parker-Hannifin Corp.	1.71%
KBR, Inc.	1.66%
Total	18.73%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Delaware Mid Cap Value Fund-4

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.48%
Aerospace & Defense–0.76%
Curtiss-Wright Corp.	31,600	$7,040,164
		7,040,164
Airlines–0.70%
Southwest Airlines Co.	225,100	6,500,888
		6,500,888
Auto Components–0.54%
†Aptiv PLC	55,500	4,979,460
		4,979,460
Banks–4.82%
East West Bancorp, Inc.	192,800	13,871,960
KeyCorp	846,650	12,191,760
Synovus Financial Corp.	243,050	9,150,832
Webster Financial Corp.	186,500	9,466,740
		44,681,292
Building Products–0.51%
Johnson Controls International PLC	81,645	4,706,018
		4,706,018
Capital Markets–3.28%
Affiliated Managers Group, Inc.	59,450	9,001,919
Raymond James Financial, Inc.	119,225	13,293,588
State Street Corp.	105,600	8,179,776
		30,475,283
Chemicals–2.66%
Celanese Corp.	77,050	11,971,258
Huntsman Corp.	264,450	6,645,629
Olin Corp.	112,100	6,047,795
		24,664,682
Communications Equipment–0.98%
†Ciena Corp.	201,900	9,087,519
		9,087,519
Construction & Engineering–3.74%
AECOM	142,700	13,189,761
MDU Resources Group, Inc.	260,550	5,158,890
Quanta Services, Inc.	75,740	16,344,692
		34,693,343
Construction Materials–1.83%
†Knife River Corp.	65,162	4,312,421
Vulcan Materials Co.	55,750	12,655,808
		16,968,229
Consumer Finance–2.18%
Ally Financial, Inc.	338,750	11,829,150
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
Synchrony Financial	220,250	$8,411,348
		20,240,498
Containers & Packaging–2.78%
Berry Global Group, Inc.	147,382	9,932,073
Crown Holdings, Inc.	90,750	8,357,167
Graphic Packaging Holding Co.	303,600	7,483,740
		25,772,980
Diversified Financial Services–0.57%
†Fiserv, Inc.	39,450	5,240,538
		5,240,538
Electric Utilities–3.78%
Edison International	143,400	10,251,666
NRG Energy, Inc.	308,400	15,944,280
Xcel Energy, Inc.	143,750	8,899,562
		35,095,508
Electrical Equipment–3.33%
AMETEK, Inc.	74,900	12,350,261
Regal Rexnord Corp.	125,550	18,583,911
		30,934,172
Electronic Equipment, Instruments & Components–3.43%
†Flex Ltd.	463,741	14,125,551
†Keysight Technologies, Inc.	63,750	10,141,987
TD SYNNEX Corp.	70,500	7,586,505
		31,854,043
Entertainment–1.20%
Electronic Arts, Inc.	81,700	11,177,377
		11,177,377
Food & Staples Retailing–0.85%
†U.S. Foods Holding Corp.	172,700	7,842,307
		7,842,307
Food Products–2.15%
Conagra Brands, Inc.	233,900	6,703,574
Kellanova	154,200	8,621,322
Tyson Foods, Inc. Class A	86,000	4,622,500
		19,947,396
Health Care Equipment & Supplies–3.07%
STERIS PLC	42,600	9,365,610
Teleflex, Inc.	35,200	8,776,768
Zimmer Biomet Holdings, Inc.	85,250	10,374,925
		28,517,303
Health Care Providers & Services–2.27%
Cencora, Inc.	56,300	11,562,894
LVIP Delaware Mid Cap Value Fund-5

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Quest Diagnostics, Inc.	68,850	$9,493,038
		21,055,932
Hotel & Resort REITs–1.25%
Host Hotels & Resorts, Inc.	596,800	11,619,696
		11,619,696
Hotels, Restaurants & Leisure–2.72%
Darden Restaurants, Inc.	54,870	9,015,141
Marriott International, Inc. Class A	71,790	16,189,363
		25,204,504
Household Durables–2.40%
DR Horton, Inc.	146,583	22,277,684
		22,277,684
Insurance–7.70%
Allstate Corp.	76,300	10,680,474
Assurant, Inc.	57,200	9,637,628
Globe Life, Inc.	82,300	10,017,556
Hartford Financial Services Group, Inc.	200,900	16,148,342
Reinsurance Group of America, Inc.	98,900	16,000,042
Willis Towers Watson PLC	37,200	8,972,640
		71,456,682
IT Services–1.22%
†Akamai Technologies, Inc.	95,800	11,337,930
		11,337,930
Leisure Products–0.66%
Polaris, Inc.	64,990	6,159,102
		6,159,102
Life Sciences Tools & Services–1.15%
Agilent Technologies, Inc.	76,800	10,677,504
		10,677,504
Machinery–4.31%
ITT, Inc.	121,000	14,437,720
Oshkosh Corp.	89,600	9,713,536
Parker-Hannifin Corp.	34,400	15,848,080
		39,999,336
Media–0.69%
Interpublic Group of Cos., Inc.	197,000	6,430,080
		6,430,080
Metals & Mining–1.00%
Reliance Steel & Aluminum Co.	33,000	9,229,440
		9,229,440
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities–3.11%
CMS Energy Corp.	165,250	$9,596,068
Public Service Enterprise Group, Inc.	195,200	11,936,480
WEC Energy Group, Inc.	86,800	7,305,956
		28,838,504
Oil, Gas & Consumable Fuels–5.28%
APA Corp.	211,500	7,588,620
Coterra Energy, Inc.	427,850	10,918,732
Devon Energy Corp.	163,880	7,423,764
Marathon Oil Corp.	493,400	11,920,544
Valero Energy Corp.	85,750	11,147,500
		48,999,160
Paper & Forest Products–0.86%
Louisiana-Pacific Corp.	112,800	7,989,624
		7,989,624
Professional Services–3.16%
†CACI International, Inc. Class A	30,150	9,764,379
Concentrix Corp.	41,900	4,114,999
KBR, Inc.	277,770	15,391,236
		29,270,614
Residential REITs–1.91%
American Homes 4 Rent Class A	249,970	8,988,921
Apartment Income REIT Corp.	251,609	8,738,381
		17,727,302
Retail REITs–1.55%
Kimco Realty Corp.	274,050	5,840,006
Spirit Realty Capital, Inc.	195,600	8,545,764
		14,385,770
Road & Rail–0.87%
JB Hunt Transport Services, Inc.	40,350	8,059,509
		8,059,509
Semiconductors & Semiconductor Equipment–3.13%
†ON Semiconductor Corp.	122,650	10,244,954
†Qorvo, Inc.	55,250	6,221,703
Teradyne, Inc.	115,900	12,577,468
		29,044,125
Software–1.47%
†Synopsys, Inc.	26,500	13,645,115
		13,645,115
Specialized REITs–1.75%
Extra Space Storage, Inc.	45,168	7,241,785
LVIP Delaware Mid Cap Value Fund-6

LVIP Delaware Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialized REITs (continued)
VICI Properties, Inc.	282,110	$8,993,667
		16,235,452
Specialty Retail–2.19%
†AutoZone, Inc.	3,500	9,049,634
Ross Stores, Inc.	81,500	11,278,785
		20,328,419
Trading Companies & Distributors–3.67%
United Rentals, Inc.	22,400	12,844,608
WESCO International, Inc.	121,900	21,195,972
		34,040,580
Total Common Stock (Cost $551,636,073)		904,431,064

MONEY MARKET FUND–0.97%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	8,988,367	8,988,367
Total Money Market Fund (Cost $8,988,367)		8,988,367

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENTS–1.57%
Discounted Commercial Paper–1.57%
Henkel of America, Inc. 5.38% 1/2/24	6,000,000	$5,999,116
Southern California Gas Co. 5.41% 1/2/24	8,600,000	8,598,727
		14,597,843
Total Short-Term Investments (Cost $14,597,843)		14,597,843

TOTAL INVESTMENTS–100.02% (Cost $575,222,283)	928,017,274
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.02%)	(180,445)
NET ASSETS APPLICABLE TO 23,257,610 SHARES OUTSTANDING–100.00%	$927,836,829
NET ASSET VALUE PER SHARE–LVIP DELAWARE MID CAP VALUE FUND STANDARD CLASS ($731,154,174 / 18,293,205 Shares)	$39.969
NET ASSET VALUE PER SHARE–LVIP DELAWARE MID CAP VALUE FUND SERVICE CLASS ($196,682,655 / 4,964,405 Shares)	$39.619
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$551,148,576
Distributable earnings/(accumulated loss)	376,688,253
TOTAL NET ASSETS	$927,836,829

†Non-income producing.
°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.

★Includes $1,216,690 payable for fund shares redeemed, $9,137 other accrued expenses payable, $358,839 due to manager and affiliates,
$22,140 payable for audit fee and $30,101 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund-7

LVIP Delaware Mid Cap Value Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$17,673,773
EXPENSES:
Management fees	3,229,446
Distribution fees-Service Class	648,528
Shareholder servicing fees	258,046
Accounting and administration expenses	174,847
Professional fees	54,484
Trustees’ fees and expenses	32,671
Reports and statements to shareholders	28,751
Custodian fees	6,015
Consulting fees	2,852
Pricing fees	1,464
Other	28,503
Total operating expenses	4,465,607
NET INVESTMENT INCOME	13,208,166
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	28,065,346
Net change in unrealized appreciation (depreciation) of investments	54,488,398
NET REALIZED AND UNREALIZED GAIN	82,553,744
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$95,761,910
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Mid Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$13,208,166	$12,343,222
Net realized gain	28,065,346	77,739,351
Net change in unrealized appreciation (depreciation)	54,488,398	(182,775,341)
Net increase (decrease) in net assets resulting from operations	95,761,910	(92,692,768)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(68,818,302)	(35,718,819)
Service Class	(17,878,583)	(8,435,979)
	(86,696,885)	(44,154,798)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	53,326,542	67,555,139
Service Class	20,527,820	37,764,752
Reinvestment of dividends and distributions:
Standard Class	68,818,302	35,718,819
Service Class	17,878,583	8,435,979
	160,551,247	149,474,689
Cost of shares redeemed:
Standard Class	(114,635,219)	(152,290,285)
Service Class	(28,740,497)	(36,325,538)
	(143,375,716)	(188,615,823)
Increase (decrease) in net assets derived from capital share transactions	17,175,531	(39,141,134)
NET INCREASE (DECREASE) IN NET ASSETS	26,240,556	(175,988,700)
NET ASSETS:
Beginning of year	901,596,273	1,077,584,973
End of year	$927,836,829	$901,596,273
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund-8

LVIP Delaware Mid Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Mid Cap Value Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$39.837	$46.009	$35.342	$36.468	$31.753
Income (loss) from investment operations:
Net investment income[1]	0.614	0.576	0.523	0.447	0.504
Net realized and unrealized gain (loss)	3.520	(4.730)	10.732	(0.357)	8.882
Total from investment operations	4.134	(4.154)	11.255	0.090	9.386
Less dividends and distributions from:
Net investment income	(0.632)	(0.630)	(0.588)	(0.470)	(0.409)
Net realized gain	(3.370)	(1.388)	—	(0.348)	(4.262)
Return of capital	—	—	—	(0.398)	—
Total dividends and distributions	(4.002)	(2.018)	(0.588)	(1.216)	(4.671)
Net asset value, end of period	$39.969	$39.837	$46.009	$35.342	$36.468
Total return[2]	11.24%	(8.87% )	31.91%	0.51%	30.43%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$731,154	$716,382	$875,293	$671,609	$736,219
Ratio of expenses to average net assets	0.43%	0.42%	0.41%	0.44%	0.46%
Ratio of net investment income to average net assets	1.56%	1.37%	1.25%	1.48%	1.39%
Portfolio turnover	12%	20%	19%	28%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund-9

LVIP Delaware Mid Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Mid Cap Value Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$39.537	$45.685	$35.102	$36.246	$31.604
Income (loss) from investment operations:
Net investment income[1]	0.472	0.424	0.373	0.339	0.375
Net realized and unrealized gain (loss)	3.480	(4.695)	10.649	(0.374)	8.826
Total from investment operations	3.952	(4.271)	11.022	(0.035)	9.201
Less dividends and distributions from:
Net investment income	(0.500)	(0.489)	(0.439)	(0.412)	(0.297)
Net realized gain	(3.370)	(1.388)	—	(0.348)	(4.262)
Return of capital	—	—	—	(0.349)	—
Total dividends and distributions	(3.870)	(1.877)	(0.439)	(1.109)	(4.559)
Net asset value, end of period	$39.619	$39.537	$45.685	$35.102	$36.246
Total return[2]	10.86%	(9.19% )	31.45%	0.16%	29.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$196,683	$185,214	$202,292	$166,482	$160,131
Ratio of expenses to average net assets	0.78%	0.77%	0.76%	0.79%	0.81%
Ratio of net investment income to average net assets	1.21%	1.02%	0.88%	1.13%	1.04%
Portfolio turnover	12%	20%	19%	28%	13%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Mid Cap Value Fund-10

LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Mid Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
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LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$72,128
Legal	11,800
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,724 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$279,195
Distribution fees payable to LFD	57,253
Shareholder servicing fees payable to Lincoln Life	22,391
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
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LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$108,758,417
Sales	174,296,691
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$578,361,264
Aggregate unrealized appreciation of investments	$369,981,751
Aggregate unrealized depreciation of investments	(20,325,741)
Net unrealized appreciation of investments	$349,656,010
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$904,431,064	$—	$—	$904,431,064
Money Market Fund	8,988,367	—	—	8,988,367
Short-Term Investment	—	14,597,843	—	14,597,843
Total Investments	$913,419,431	$14,597,843	$—	$928,017,274
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   This difference is primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$13,208,167	$15,843,050
Long-term capital gains	73,488,718	28,311,748
Total	$86,696,885	$44,154,798
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LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$27,032,243
Net unrealized appreciation	349,656,010
Distributable earnings/(accumulated loss)	$376,688,253
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassification primarily related to real estate investment trusts (REITs):
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(84,677)	$84,677
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,368,797	1,619,466
Service Class	525,338	900,461
Shares reinvested:
Standard Class	1,844,898	917,593
Service Class	485,201	219,234
	4,224,234	3,656,754
Shares redeemed:
Standard Class	(2,903,384)	(3,578,634)
Service Class	(730,758)	(863,012)
	(3,634,142)	(4,441,646)
Net increase (decrease)	590,092	(784,892)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
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LVIP Delaware Mid Cap Value Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Mid Cap Value Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Mid Cap Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
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LVIP Delaware Mid Cap Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
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LVIP Delaware Mid Cap Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Mid Cap ValueFund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Mid Cap Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Mid-Cap Value funds category and the Russell Mid Cap Value Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three- and ten-year periods and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule and the management fee of a fund with a similar investment strategy for which DIFA serves as the investment adviser.  The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Mid Cap Value Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware Mid Cap Value Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware Mid Cap Value Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware Mid Cap Value Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Mid Cap Value Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Mid Cap Value Fund-23

LVIP Delaware SMID Cap Core Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware SMID Cap Core Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware SMID Cap Core Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 16.45% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 2500™ Index1, returned 17.42%.
The failures of Silicon Valley Bank and Signature Bank (not owned by the Fund) in March of 2023 illustrated how quickly deposit outflows could lead to a liquidity crisis. Consumers and corporations recognized the risk of having uninsured deposits, which created deposit outflows at certain banks. Western Alliance Bancorp was one of the banks that came under pressure as it was associated with Silicon Valley Bank due to Western Alliance Bancorp’s technology and innovation group. The Fund exited the position in Western Alliance Bancorp prior to the end of the year on increased risk. Chesapeake Energy Corp. is the first exploration and production company to achieve certification under a combination of the MiQ Standard for methane emissions, the EO100™ Standard for Responsible Energy Development, and Project Canary's TrustWell™ certification process. General commodity price weakness during the year pressured shares of Chesapeake, resulting in the company’s stock price decline for the year. The Fund maintained its position in Chesapeake as management is committed to disciplined capital allocation, maximizing shareholder returns, and delivering sustainable free cash flow, which it has returned to shareholders through dividends and a buyback program. Boise Cascade Co. is one of the largest producers of engineered wood products and plywood in North America and a leading US wholesale distributor of building products. Boise Cascade outperformed for the year, reporting multiple quarters of strong financial performance. Boise Cascade has benefited from continued demand in its wood products and building materials segments. Operating in these two segments gives the Fund’s portfolio exposure to residential construction and home remodeling activity. The Fund maintained its position in Boise Cascade as it has a strong balance sheet and management is returning capital to shareholders. In the credit cyclicals sector, the Fund’s home builder positions contributed to performance. Toll Brothers Inc., the nation’s leading builder of luxury homes, outperformed as the company reported consistently strong financial results during the year. Toll Brothers has been able to maintain healthy margins as order growth remained robust particularly in its higher margin spec home sales which also have higher return on equity levels. The Fund maintained its position in Toll Brothers as the company’s buyer base tends to be more affluent and therefore has been less affected by interest rate increases and affordability. The Fund ended the year overweight the benchmark in the healthcare, business services, and transportation sectors. The largest sector underweights were in finance, capital goods, utilities, and technology. We believe the current market and economic environments should continue to support active management and our investment philosophy. The Fund continues to maintain its strategy of investing in companies that have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the potential to deliver value to shareholders.
Portfolio Managers:
Delaware Investments Fund Advisers:
 Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.

LVIP Delaware SMID Cap Core Fund - Standard Class
LVIP Delaware SMID Cap Core Fund - Service Class
Russell 2500™ Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$22,321
$22,320
$21,708

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware SMID Cap Core Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $22,320 for the Standard Class shares and to $21,708 for the Service Class shares. For comparison, look at how the Russell 2500™ Index did over the same period. The same $10,000 investment would have increased to $22,321. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 16.45%
Five Years	+ 12.25%
Ten Years	+ 8.36%
Service Class Shares
One Year	+ 16.10%
Five Years	+ 11.91%
Ten Years	+ 8.06%
1. The Russell 2500TM Index is a subset of the Russell 3000TM Index, representing approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership.
LVIP Delaware SMID Cap Core Fund-1

LVIP Delaware SMID Cap Core Fund
2023 Annual Report Commentary (unaudited) (continued)
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”).  Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware SMID Cap Core Fund-2

LVIP Delaware SMID Cap Core Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,073.70	0.80%	$4.18
Service Class Shares	1,000.00	1,072.10	1.10%	5.75
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.20	0.80%	$4.08
Service Class Shares	1,000.00	1,019.70	1.10%	5.60

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware SMID Cap Core Fund-3

LVIP Delaware SMID Cap Core Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	96.49%
Airlines	0.35%
Auto Components	0.64%
Banks	5.74%
Biotechnology	6.55%
Building Products	1.67%
Capital Markets	2.09%
Chemicals	2.41%
Commercial Services & Supplies	2.91%
Construction & Engineering	2.20%
Containers & Packaging	0.67%
Diversified Financial Services	0.91%
Electrical Equipment	1.05%
Electronic Equipment, Instruments & Components	0.58%
Energy Equipment & Services	1.56%
Entertainment	0.43%
Food & Staples Retailing	1.80%
Food Products	0.79%
Gas Utilities	0.84%
Health Care Equipment & Supplies	2.13%
Health Care Providers & Services	0.73%
Health Care REITs	0.45%
Hotels, Restaurants & Leisure	2.97%
Household Durables	2.89%
Industrial REITs	2.06%
Insurance	4.28%
Interactive Media & Services	1.03%
Leisure Products	1.51%
Life Sciences Tools & Services	2.34%
Machinery	4.16%
Marine	0.96%
Media	1.27%
Metals & Mining	1.80%
Multi-Utilities	0.77%
Oil, Gas & Consumable Fuels	2.62%
Pharmaceuticals	1.96%
Professional Services	3.57%
Real Estate Management & Development	0.61%
Residential REITs	1.00%
Retail REITs	1.82%
Road & Rail	2.19%
Semiconductors & Semiconductor Equipment	2.39%
Software	8.98%
Specialized REITs	0.77%
Specialty Retail	2.61%
Textiles, Apparel & Luxury Goods	1.19%
Trading Companies & Distributors	4.24%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	3.60%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
PTC, Inc.	1.60%
Liberty Energy, Inc. Class A	1.56%
Chesapeake Energy Corp.	1.48%
Boise Cascade Co.	1.47%
East West Bancorp, Inc.	1.46%
Five Below, Inc.	1.35%
Primerica, Inc.	1.34%
WillScot Mobile Mini Holdings Corp.	1.32%
Reliance Steel & Aluminum Co.	1.31%
Beacon Roofing Supply, Inc.	1.29%
Total	14.18%

REIT–Real Estate Investment Trust
LVIP Delaware SMID Cap Core Fund-4

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–96.49%
Airlines–0.35%
Allegiant Travel Co.	25,873	$2,137,368
		2,137,368
Auto Components–0.64%
BorgWarner, Inc.	110,598	3,964,938
		3,964,938
Banks–5.74%
Columbia Banking System, Inc.	225,250	6,009,670
East West Bancorp, Inc.	125,522	9,031,308
SouthState Corp.	62,850	5,307,682
Valley National Bancorp	375,315	4,075,921
Webster Financial Corp.	138,479	7,029,194
WSFS Financial Corp.	87,874	4,036,053
		35,489,828
Biotechnology–6.55%
†Amicus Therapeutics, Inc.	242,314	3,438,436
†Apellis Pharmaceuticals, Inc.	74,021	4,430,897
†Blueprint Medicines Corp.	55,896	5,155,847
†Exact Sciences Corp.	50,128	3,708,470
†Halozyme Therapeutics, Inc.	110,222	4,073,805
†Insmed, Inc.	130,054	4,030,374
†Natera, Inc.	79,369	4,971,674
†Neurocrine Biosciences, Inc.	52,082	6,862,324
†Travere Therapeutics, Inc.	129,309	1,162,488
†Ultragenyx Pharmaceutical, Inc.	56,359	2,695,087
		40,529,402
Building Products–1.67%
Carlisle Cos., Inc.	19,462	6,080,512
Zurn Elkay Water Solutions Corp.	144,992	4,264,215
		10,344,727
Capital Markets–2.09%
Hamilton Lane, Inc. Class A	49,745	5,643,073
Stifel Financial Corp.	105,317	7,282,670
		12,925,743
Chemicals–2.41%
Huntsman Corp.	315,689	7,933,265
Minerals Technologies, Inc.	97,721	6,968,484
		14,901,749
Commercial Services & Supplies–2.91%
ABM Industries, Inc.	86,812	3,891,782
†Casella Waste Systems, Inc. Class A	34,590	2,956,061
†Clean Harbors, Inc.	29,436	5,136,876
Tetra Tech, Inc.	27,445	4,581,394
Vestis Corp.	67,404	1,424,921
		17,991,034
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering–2.20%
†Ameresco, Inc. Class A	57,941	$1,834,991
Quanta Services, Inc.	16,747	3,614,003
†WillScot Mobile Mini Holdings Corp.	184,096	8,192,272
		13,641,266
Containers & Packaging–0.67%
Westrock Co.	99,918	4,148,595
		4,148,595
Diversified Financial Services–0.91%
Essent Group Ltd.	106,651	5,624,774
		5,624,774
Electrical Equipment–1.05%
†Atkore, Inc.	14,809	2,369,440
Regal Rexnord Corp.	27,868	4,125,021
		6,494,461
Electronic Equipment, Instruments & Components–0.58%
†Coherent Corp.	83,023	3,613,991
		3,613,991
Energy Equipment & Services–1.56%
Liberty Energy, Inc. Class A	530,636	9,625,737
		9,625,737
Entertainment–0.43%
†IMAX Corp.	178,615	2,682,797
		2,682,797
Food & Staples Retailing–1.80%
†BJ's Wholesale Club Holdings, Inc.	59,478	3,964,804
Casey's General Stores, Inc.	26,057	7,158,900
		11,123,704
Food Products–0.79%
J & J Snack Foods Corp.	29,183	4,877,647
		4,877,647
Gas Utilities–0.84%
Spire, Inc.	82,940	5,170,480
		5,170,480
Health Care Equipment & Supplies–2.13%
†Inspire Medical Systems, Inc.	17,725	3,605,797
†Lantheus Holdings, Inc.	55,921	3,467,102
=†OmniAb, Inc. Earnout Shares	14,046	0
=†OmniAb, Inc. Earnout Shares.	14,046	0
†QuidelOrtho Corp.	29,660	2,185,942
†Shockwave Medical, Inc.	20,670	3,938,875
		13,197,716
LVIP Delaware SMID Cap Core Fund-5

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–0.73%
Encompass Health Corp.	67,930	$4,532,290
		4,532,290
Health Care REITs–0.45%
Physicians Realty Trust	209,533	2,788,884
		2,788,884
Hotels, Restaurants & Leisure–2.97%
Aramark	134,808	3,788,105
†Brinker International, Inc.	72,427	3,127,398
Jack in the Box, Inc.	28,478	2,324,659
Texas Roadhouse, Inc.	45,043	5,505,606
Wendy's Co.	186,848	3,639,799
		18,385,567
Household Durables–2.89%
†Helen of Troy Ltd.	23,296	2,814,390
KB Home	56,452	3,525,992
La-Z-Boy, Inc.	76,762	2,834,053
†Taylor Morrison Home Corp.	65,624	3,501,040
Toll Brothers, Inc.	50,821	5,223,891
		17,899,366
Industrial REITs–2.06%
EastGroup Properties, Inc.	27,769	5,096,722
First Industrial Realty Trust, Inc.	145,213	7,648,369
		12,745,091
Insurance–4.28%
Axis Capital Holdings Ltd.	94,351	5,224,215
Kemper Corp.	118,949	5,789,248
Primerica, Inc.	40,373	8,307,149
Reinsurance Group of America, Inc.	44,207	7,151,808
		26,472,420
Interactive Media & Services–1.03%
†Yelp, Inc.	96,772	4,581,186
†Ziff Davis, Inc.	26,568	1,785,104
		6,366,290
Leisure Products–1.51%
†Malibu Boats, Inc. Class A	75,154	4,119,942
†YETI Holdings, Inc.	100,982	5,228,848
		9,348,790
Life Sciences Tools & Services–2.34%
†Azenta, Inc.	50,167	3,267,878
Bio-Techne Corp.	59,502	4,591,174
†ICON PLC	6,292	1,781,077
†Repligen Corp.	26,752	4,810,010
		14,450,139
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery–4.16%
†Chart Industries, Inc.	22,988	$3,133,954
Federal Signal Corp.	63,599	4,880,587
†Gates Industrial Corp. PLC	132,340	1,776,003
Graco, Inc.	54,250	4,706,730
Kadant, Inc.	14,013	3,927,984
Lincoln Electric Holdings, Inc.	33,504	7,285,780
		25,711,038
Marine–0.96%
†Kirby Corp.	75,968	5,961,969
		5,961,969
Media–1.27%
Interpublic Group of Cos., Inc.	161,357	5,266,693
Nexstar Media Group, Inc. Class A	16,571	2,597,504
		7,864,197
Metals & Mining–1.80%
Kaiser Aluminum Corp.	42,288	3,010,483
Reliance Steel & Aluminum Co.	29,050	8,124,704
		11,135,187
Multi-Utilities–0.77%
Black Hills Corp.	88,290	4,763,245
		4,763,245
Oil, Gas & Consumable Fuels–2.62%
Chesapeake Energy Corp.	119,028	9,158,014
†Southwestern Energy Co.	1,079,965	7,073,771
		16,231,785
Pharmaceuticals–1.96%
†Catalent, Inc.	63,081	2,834,229
†Intra-Cellular Therapies, Inc.	45,030	3,225,049
†Ligand Pharmaceuticals, Inc.	42,563	3,039,849
†Supernus Pharmaceuticals, Inc.	104,575	3,026,401
		12,125,528
Professional Services–3.57%
†ASGN, Inc.	60,262	5,795,397
†ExlService Holdings, Inc.	194,791	6,009,302
KBR, Inc.	95,171	5,273,425
†WNS Holdings Ltd. ADR	78,926	4,988,123
		22,066,247
Real Estate Management & Development–0.61%
†Jones Lang LaSalle, Inc.	20,158	3,807,241
		3,807,241
LVIP Delaware SMID Cap Core Fund-6

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Residential REITs–1.00%
Camden Property Trust	62,102	$6,166,108
		6,166,108
Retail REITs–1.82%
Brixmor Property Group, Inc.	255,663	5,949,278
Kite Realty Group Trust	233,558	5,339,136
		11,288,414
Road & Rail–2.19%
ArcBest Corp.	9,508	1,142,957
Knight-Swift Transportation Holdings, Inc.	97,469	5,619,088
†Saia, Inc.	2,461	1,078,459
Werner Enterprises, Inc.	104,156	4,413,090
†XPO, Inc.	14,667	1,284,682
		13,538,276
Semiconductors & Semiconductor Equipment–2.39%
†MACOM Technology Solutions Holdings, Inc.	55,774	5,184,193
†MaxLinear, Inc.	115,515	2,745,792
†Semtech Corp.	130,223	2,853,186
†Silicon Laboratories, Inc.	30,294	4,006,987
		14,790,158
Software–8.98%
†Box, Inc. Class A	84,755	2,170,576
†DoubleVerify Holdings, Inc.	114,239	4,201,710
†Dynatrace, Inc.	95,450	5,220,161
†Guidewire Software, Inc.	46,589	5,080,065
†Procore Technologies, Inc.	58,660	4,060,445
†PTC, Inc.	56,490	9,883,490
†Q2 Holdings, Inc.	95,706	4,154,597
†Rapid7, Inc.	46,761	2,670,053
†Smartsheet, Inc. Class A	96,892	4,633,375
†Sprout Social, Inc. Class A	40,728	2,502,328
†SPS Commerce, Inc.	8,025	1,555,566
†Tyler Technologies, Inc.	2,797	1,169,482
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Varonis Systems, Inc.	121,059	$5,481,552
†Workiva, Inc.	27,233	2,764,967
		55,548,367
Specialized REITs–0.77%
National Storage Affiliates Trust	114,216	4,736,537
		4,736,537
Specialty Retail–2.61%
Dick's Sporting Goods, Inc.	53,200	7,817,740
†Five Below, Inc.	39,213	8,358,643
		16,176,383
Textiles, Apparel & Luxury Goods–1.19%
Steven Madden Ltd.	175,580	7,374,360
		7,374,360
Trading Companies & Distributors–4.24%
Applied Industrial Technologies, Inc.	11,989	2,070,380
†Beacon Roofing Supply, Inc.	91,433	7,956,500
Boise Cascade Co.	70,477	9,116,905
WESCO International, Inc.	40,892	7,110,301
		26,254,086
Total Common Stock (Cost $426,918,540)		597,013,920

MONEY MARKET FUND–3.60%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	22,243,396	22,243,396
Total Money Market Fund (Cost $22,243,396)		22,243,396

TOTAL INVESTMENTS–100.09% (Cost $449,161,936)	619,257,316
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(543,335)
NET ASSETS APPLICABLE TO 25,051,922 SHARES OUTSTANDING–100.00%	$618,713,981
NET ASSET VALUE PER SHARE–LVIP DELAWARE SMID CAP CORE FUND STANDARD CLASS ($411,196,617 / 16,086,997 Shares)	$25.561
NET ASSET VALUE PER SHARE–LVIP DELAWARE SMID CAP CORE FUND SERVICE CLASS ($207,517,364 / 8,964,925 Shares)	$23.148
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$420,617,441
Distributable earnings/(accumulated loss)	198,096,540
TOTAL NET ASSETS	$618,713,981

LVIP Delaware SMID Cap Core Fund-7

LVIP Delaware SMID Cap Core Fund
Statement of Net Assets (continued)

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".

★Includes $4,723 expense reimbursement receivable from Lincoln Financial Investments Corporation, $634,314 payable for fund shares redeemed, $7,819 other accrued expenses payable, $445,772 due to manager and affiliates, $23,100 payable for audit fee and $22,537 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund-8

LVIP Delaware SMID Cap Core Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$8,883,387
EXPENSES:
Management fees	4,284,897
Distribution fees-Service Class	578,331
Shareholder servicing fees	167,160
Accounting and administration expenses	104,374
Professional fees	31,582
Trustees’ fees and expenses	21,118
Reports and statements to shareholders	18,540
Custodian fees	4,424
Consulting fees	2,631
Pricing fees	1,996
Other	18,475
5,233,528
Less:
Expenses reimbursed	(43,886)
Total operating expenses	5,189,642
NET INVESTMENT INCOME	3,693,745
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	30,153,968
Net change in unrealized appreciation (depreciation) of investments	55,105,518
NET REALIZED AND UNREALIZED GAIN	85,259,486
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$88,953,231
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware SMID Cap Core Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,693,745	$3,475,387
Net realized gain	30,153,968	31,344,954
Net change in unrealized appreciation (depreciation)	55,105,518	(131,440,730)
Net increase (decrease) in net assets resulting from operations	88,953,231	(96,620,389)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(23,782,030)	(12,963,019)
Service Class	(12,584,476)	(6,559,792)
	(36,366,506)	(19,522,811)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	27,879,391	15,308,670
Service Class	20,352,021	15,538,351
Reinvestment of dividends and distributions:
Standard Class	23,782,030	12,963,019
Service Class	12,584,476	6,559,792
	84,597,918	50,369,832
Cost of shares redeemed:
Standard Class	(49,917,356)	(45,755,892)
Service Class	(30,226,554)	(38,918,533)
	(80,143,910)	(84,674,425)
Increase (decrease) in net assets derived from capital share transactions	4,454,008	(34,304,593)
NET INCREASE (DECREASE) IN NET ASSETS	57,040,733	(150,447,793)
NET ASSETS:
Beginning of year	561,673,248	712,121,041
End of year	$618,713,981	$561,673,248
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund-9

LVIP Delaware SMID Cap Core Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware SMID Cap Core Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$23.395	$28.114	$24.740	$23.090	$18.920
Income (loss) from investment operations:
Net investment income[2]	0.180	0.167	0.052	0.210	0.110
Net realized and unrealized gain (loss)	3.529	(4.065)	5.604	2.040	5.370
Total from investment operations	3.709	(3.898)	5.656	2.250	5.480
Less dividends and distributions from:
Net investment income	(0.273)	(0.111)	(0.273)	(0.110)	(0.120)
Net realized gain	(1.270)	(0.710)	(2.008)	(0.490)	(1.190)
Return of capital	—	—	(0.001)	—	—
Total dividends and distributions	(1.543)	(0.821)	(2.282)	(0.600)	(1.310)
Net asset value, end of period	$25.561	$23.395	$28.114	$24.740	$23.090
Total return[3]	16.45%	(13.73% )	23.18%	11.09%	29.63%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$411,197	$373,770	$467,478	$413,756	$399,267
Ratio of expenses to average net assets	0.80%	0.80%	0.80%	0.82%	0.81%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.81%	0.81%	0.80%	0.82%	0.81%
Ratio of net investment income to average net assets	0.74%	0.68%	0.19%	1.02%	0.52%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.73%	0.67%	0.19%	1.02%	0.52%
Portfolio turnover	17%	19%	17%	32%	14%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP SMID Cap Core Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund-10

LVIP Delaware SMID Cap Core Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware SMID Cap Core Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$21.331	$25.715	$22.750	$21.280	$17.520
Income (loss) from investment operations:
Net investment income (loss)[2]	0.097	0.085	(0.031)	0.140	0.040
Net realized and unrealized gain (loss)	3.198	(3.718)	5.154	1.870	4.970
Total from investment operations	3.295	(3.633)	5.123	2.010	5.010
Less dividends and distributions from:
Net investment income	(0.208)	(0.041)	(0.148)	(0.050)	(0.060)
Net realized gain	(1.270)	(0.710)	(2.009)	(0.490)	(1.190)
Return of capital	—	—	(0.001)	—	—
Total dividends and distributions	(1.478)	(0.751)	(2.158)	(0.540)	(1.250)
Net asset value, end of period	$23.148	$21.331	$25.715	$22.750	$21.280
Total return[3]	16.10%	(13.99% )	22.83%	10.74%	29.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$207,517	$187,903	$244,643	$230,731	$228,479
Ratio of expenses to average net assets	1.10%	1.10%	1.10%	1.12%	1.11%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.11%	1.11%	1.10%	1.12%	1.11%
Ratio of net investment income (loss) to average net assets	0.44%	0.38%	(0.13% )	0.72%	0.22%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	0.43%	0.37%	(0.13% )	0.72%	0.22%
Portfolio turnover	17%	19%	17%	32%	14%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP SMID Cap Core Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP SMID Cap Core Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware SMID Cap Core Fund-11

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware SMID Cap Core Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from
LVIP Delaware SMID Cap Core Fund-12

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund's average daily net assets; 0.70% of the next $500 million; 0.65% of the next $1.5 billion; and 0.60% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.80% of the Fund’s average daily net assets for the Standard Class and 1.1% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2025	2026	Total
LFI	$59,838	$43,886	$103,724
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$46,498
Legal	7,610
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $18,141 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware SMID Cap Core Fund-13

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$4,723
Management fees payable to LFI	379,427
Distribution fees payable to LFD	51,505
Shareholder servicing fees payable to Lincoln Life	14,840
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$94,624,010
Sales	128,575,521
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$452,159,812
Aggregate unrealized appreciation of investments	$192,876,542
Aggregate unrealized depreciation of investments	(25,779,038)
Net unrealized appreciation of investments	$167,097,504
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Airlines	$2,137,368	$—	$—	$2,137,368
Auto Components	3,964,938	—	—	3,964,938
Banks	35,489,828	—	—	35,489,828
LVIP Delaware SMID Cap Core Fund-14

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Biotechnology	$40,529,402	$—	$—	$40,529,402
Building Products	10,344,727	—	—	10,344,727
Capital Markets	12,925,743	—	—	12,925,743
Chemicals	14,901,749	—	—	14,901,749
Commercial Services & Supplies	17,991,034	—	—	17,991,034
Construction & Engineering	13,641,266	—	—	13,641,266
Containers & Packaging	4,148,595	—	—	4,148,595
Diversified Financial Services	5,624,774	—	—	5,624,774
Electrical Equipment	6,494,461	—	—	6,494,461
Electronic Equipment, Instruments & Components	3,613,991	—	—	3,613,991
Energy Equipment & Services	9,625,737	—	—	9,625,737
Entertainment	2,682,797	—	—	2,682,797
Food & Staples Retailing	11,123,704	—	—	11,123,704
Food Products	4,877,647	—	—	4,877,647
Gas Utilities	5,170,480	—	—	5,170,480
Health Care Equipment & Supplies	13,197,716	—	— *	13,197,716
Health Care Providers & Services	4,532,290	—	—	4,532,290
Health Care REITs	2,788,884	—	—	2,788,884
Hotels, Restaurants & Leisure	18,385,567	—	—	18,385,567
Household Durables	17,899,366	—	—	17,899,366
Industrial REITs	12,745,091	—	—	12,745,091
Insurance	26,472,420	—	—	26,472,420
Interactive Media & Services	6,366,290	—	—	6,366,290
Leisure Products	9,348,790	—	—	9,348,790
Life Sciences Tools & Services	14,450,139	—	—	14,450,139
Machinery	25,711,038	—	—	25,711,038
Marine	5,961,969	—	—	5,961,969
Media	7,864,197	—	—	7,864,197
Metals & Mining	11,135,187	—	—	11,135,187
Multi-Utilities	4,763,245	—	—	4,763,245
Oil, Gas & Consumable Fuels	16,231,785	—	—	16,231,785
Pharmaceuticals	12,125,528	—	—	12,125,528
Professional Services	22,066,247	—	—	22,066,247
Real Estate Management & Development	3,807,241	—	—	3,807,241
Residential REITs	6,166,108	—	—	6,166,108
Retail REITs	11,288,414	—	—	11,288,414
Road & Rail	13,538,276	—	—	13,538,276
Semiconductors & Semiconductor Equipment	14,790,158	—	—	14,790,158
Software	55,548,367	—	—	55,548,367
Specialized REITs	4,736,537	—	—	4,736,537
Specialty Retail	16,176,383	—	—	16,176,383
Textiles, Apparel & Luxury Goods	7,374,360	—	—	7,374,360
Trading Companies & Distributors	26,254,086	—	—	26,254,086
Money Market Fund	22,243,396	—	—	22,243,396
Total Investments	$619,257,316	$—	$—	$619,257,316

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
LVIP Delaware SMID Cap Core Fund-15

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/23	12/31/22
Ordinary income	$5,871,938	$3,413,446
Long-term capital gains	30,494,568	16,109,365
Total	$36,366,506	$19,522,811
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$30,999,036
Net unrealized appreciation	167,097,504
Distributable earnings/(accumulated loss)	$198,096,540
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,151,654	622,463
Service Class	924,138	689,791
Shares reinvested:
Standard Class	1,007,868	576,852
Service Class	591,839	321,421
	3,675,499	2,210,527
Shares redeemed:
Standard Class	(2,048,906)	(1,850,738)
Service Class	(1,360,086)	(1,715,790)
	(3,408,992)	(3,566,528)
Net increase (decrease)	266,507	(1,356,001)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Delaware SMID Cap Core Fund-16

LVIP Delaware SMID Cap Core Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware SMID Cap Core Fund-17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware SMID Cap Core Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware SMID Cap Core Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2021, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware SMID Cap Core Fund–18

LVIP Delaware SMID Cap Core Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware SMID Cap Core Fund-19

LVIP Delaware SMID Cap Core Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware SMID Cap CoreFund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware SMID Cap Core Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Small Blend funds category and the Russell 2500® Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and below the return of the Morningstar peer group median and above the return of the benchmark index for the three-year period.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule and the management fees of funds with a similar investment strategy for which DIFA serves as the investment adviser.  The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware SMID Cap Core Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware SMID Cap Core Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware SMID Cap Core Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware SMID Cap Core Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware SMID Cap Core Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware SMID Cap Core Fund-25

LVIP Delaware Social Awareness Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Social Awareness Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Social Awareness Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 30.17% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 1000® Index1, returned 26.53%.
Stock selection in the technology sector contributed to outperformance. The Fund’s holdings in the semiconductor industry were the main contributors. The Fund does not own any companies in the utilities sector which contributed for the year. Stock selection in the capital goods, consumer staples, and credit cyclicals sectors contributed. On the negative side, stock selection in the healthcare and business services sectors detracted as the Fund’s holdings declined while those in the benchmark advanced for the year. NVIDIA Corp. was among the notable outperformers for the year. NVIDIA designs and manufactures software and graphics processing units, which are used in personal computers for gaming, computer graphics, artificial intelligence (AI), and data centers. NVIDIA reported strong and growing earnings and revenue during the year with healthy guidance. The company’s exposure to generative AI and large language models was a notable contributor to financial results during the year. We maintained the Fund’s position in NVIDIA as we believe the company has a leading product offering with a growing addressable market.
In the credit cyclicals sector, the Fund’s home builder positions contributed to performance. Toll Brothers Inc., the nation’s leading builder of luxury homes, outperformed as the company reported consistently strong financial results during the year. quarter net income. Toll Brothers has been able to maintain healthy margins as order growth remained robust particularly in its higher margin spec home sales which also have higher return on equity levels. The Fund maintained its position in Toll Brothers as the company’s buyer base tends to be more affluent and therefore has been less affected by interest rate increases and affordability.
During the third quarter, the Fund’s holdings in the healthcare sector detracted. Johnson & Johnson2, a major pharmaceutical company, detracted for the year. Johnson & Johnson reported favorable financials for the company’s fiscal third quarter, however, the company’s ongoing talc litigation has been an overhang on the company’s stock price. Fundamentals for Johnson & Johnson were reevaluated resulting in the decision to sell the position out of the Fund as we believe there are other investments which are more prudent. Chesapeake Energy Corp. is the first exploration and production company to achieve certification under a combination of the MiQ Standard for methane emissions, the EO100™ Standard for Responsible Energy Development, and Project Canary's TrustWell™ certification process. General commodity price weakness during the year pressured shares of Chesapeake, resulting in the company’s stock price decline for the year. The Fund maintained its position in Chesapeake as management is committed to disciplined capital allocation, maximizing shareholder returns, and delivering sustainable free cash flow, which it has returned to shareholders through dividends and a buyback program.
The Fund ended the year with the largest overweights in the capital goods, technology, and transportation sectors. The Fund ended the year underweight the utilities, consumer services, finance, and consumer staples sectors. The Fund continues to maintain its strategy of investing in companies that demonstrate positive environmental, social, and governance standards, have strong balance sheets and cash flow, sustainable competitive advantages, and high-quality management teams with the ability to deliver value to shareholders.
Portfolio Managers:
Delaware Investments Fund Advisers:
 Francis X. Morris
Christopher S. Adams
Michael S. Morris
Donald G. Padilla
David E. Reidinger
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware Social Awareness Fund - Standard Class
Russell 1000® Index
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$30,523
$29,218

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Social Awareness Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $29,218. For comparison, look at how the Russell 1000® Index did over the same period. The same $10,000 investment would have increased to $30,523. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Delaware Social Awareness Fund-1

LVIP Delaware Social Awareness Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 30.17%
Five Years	+ 15.86%
Ten Years	+ 11.32%
Service Class Shares
One Year	+ 29.72%
Five Years	+ 15.45%
Ten Years	+ 10.93%
1. The Russell 1000® Index measures the performance of the largest 1,000 U.S companies in the Russell 3000® Index, which represents approximately 92% of the total market capitalization of the Russell 3000 Index.
2. Securities not held at December 31, 2023
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”).  Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware Social Awareness Fund-2

LVIP Delaware Social Awareness Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,089.00	0.45%	$2.37
Service Class Shares	1,000.00	1,087.10	0.80%	4.21
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.45%	$2.29
Service Class Shares	1,000.00	1,021.10	0.80%	4.08

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware Social Awareness Fund-3

LVIP Delaware Social Awareness Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	98.43%
Airlines	0.34%
Auto Components	0.35%
Automobiles	1.14%
Banks	3.68%
Beverages	1.45%
Biotechnology	2.37%
Building Products	1.43%
Capital Markets	3.18%
Chemicals	1.91%
Commercial Services & Supplies	0.69%
Communications Equipment	0.80%
Construction & Engineering	1.76%
Containers & Packaging	0.44%
Diversified Financial Services	2.31%
Diversified Telecommunication Services	0.45%
Electrical Equipment	1.37%
Entertainment	0.79%
Food & Staples Retailing	0.77%
Food Products	0.56%
Health Care Equipment & Supplies	3.56%
Health Care Providers & Services	1.22%
Health Care Technology	0.29%
Hotels, Restaurants & Leisure	1.90%
Household Durables	1.24%
Industrial REITs	0.64%
Insurance	2.06%
Interactive Media & Services	6.80%
IT Services	2.27%
Leisure Products	0.47%
Life Sciences Tools & Services	1.74%
Machinery	2.82%
Media	0.97%
Metals & Mining	0.33%
Multiline Retail	3.39%
Oil, Gas & Consumable Fuels	3.57%
Pharmaceuticals	3.05%
Professional Services	0.47%
Real Estate Management & Development	0.43%
Residential REITs	0.58%
Road & Rail	1.75%
Semiconductors & Semiconductor Equipment	6.06%
Software	15.00%
Specialized REITs	1.48%
Specialty Retail	3.46%
Technology Hardware, Storage & Peripherals	6.27%
Textiles, Apparel & Luxury Goods	0.82%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	1.60%
Total Investments	100.03%
Liabilities Net of Receivables and Other Assets	(0.03%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	7.01%
Apple, Inc.	6.27%
Alphabet, Inc. Class A	5.17%
Amazon.com, Inc.	3.39%
NVIDIA Corp.	2.42%
Visa, Inc. Class A	2.31%
JPMorgan Chase & Co.	2.13%
Broadcom, Inc.	1.81%
Home Depot, Inc.	1.67%
Meta Platforms, Inc. Class A	1.64%
Total	33.82%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Delaware Social Awareness Fund–4

LVIP Delaware Social Awareness Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–98.43%
Airlines–0.34%
Delta Air Lines, Inc.	65,307	$2,627,301
		2,627,301
Auto Components–0.35%
BorgWarner, Inc.	74,809	2,681,903
		2,681,903
Automobiles–1.14%
†Tesla, Inc.	35,412	8,799,174
		8,799,174
Banks–3.68%
East West Bancorp, Inc.	85,153	6,126,759
JPMorgan Chase & Co.	96,632	16,437,103
U.S. Bancorp	134,186	5,807,570
		28,371,432
Beverages–1.45%
PepsiCo, Inc.	65,867	11,186,851
		11,186,851
Biotechnology–2.37%
†Exact Sciences Corp.	55,889	4,134,668
†Neurocrine Biosciences, Inc.	39,920	5,259,859
†Vertex Pharmaceuticals, Inc.	21,936	8,925,539
		18,320,066
Building Products–1.43%
Carlisle Cos., Inc.	13,838	4,323,406
Trane Technologies PLC	27,520	6,712,128
		11,035,534
Capital Markets–3.18%
BlackRock, Inc.	9,805	7,959,699
Intercontinental Exchange, Inc.	79,589	10,221,615
Raymond James Financial, Inc.	56,909	6,345,354
		24,526,668
Chemicals–1.91%
Corteva, Inc.	65,129	3,120,982
DuPont de Nemours, Inc.	50,820	3,909,582
Linde PLC	18,696	7,678,634
		14,709,198
Commercial Services & Supplies–0.69%
Vestis Corp.	59,335	1,254,342
Waste Management, Inc.	22,520	4,033,332
		5,287,674
Communications Equipment–0.80%
Cisco Systems, Inc.	121,606	6,143,535
		6,143,535
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering–1.76%
†Ameresco, Inc. Class A	39,244	$1,242,857
Quanta Services, Inc.	45,080	9,728,264
†WillScot Mobile Mini Holdings Corp.	58,772	2,615,354
		13,586,475
Containers & Packaging–0.44%
Westrock Co.	81,822	3,397,249
		3,397,249
Diversified Financial Services–2.31%
Visa, Inc. Class A	68,445	17,819,656
		17,819,656
Diversified Telecommunication Services–0.45%
AT&T, Inc.	207,118	3,475,440
		3,475,440
Electrical Equipment–1.37%
Eaton Corp. PLC	21,144	5,091,898
Emerson Electric Co.	36,594	3,561,694
Rockwell Automation, Inc.	6,089	1,890,513
		10,544,105
Entertainment–0.79%
Walt Disney Co.	67,785	6,120,308
		6,120,308
Food & Staples Retailing–0.77%
Casey's General Stores, Inc.	21,610	5,937,131
		5,937,131
Food Products–0.56%
General Mills, Inc.	66,826	4,353,046
		4,353,046
Health Care Equipment & Supplies–3.56%
Abbott Laboratories	63,153	6,951,251
Becton Dickinson & Co.	16,985	4,141,453
†Dexcom, Inc.	53,665	6,659,290
†Edwards Lifesciences Corp.	49,765	3,794,581
†Lantheus Holdings, Inc.	52,340	3,245,080
†QuidelOrtho Corp.	36,365	2,680,100
		27,471,755
Health Care Providers & Services–1.22%
Cigna Group	31,448	9,417,104
		9,417,104
Health Care Technology–0.29%
†Veeva Systems, Inc. Class A	11,708	2,254,024
		2,254,024
Hotels, Restaurants & Leisure–1.90%
Aramark	118,672	3,334,683
Starbucks Corp.	70,182	6,738,174
LVIP Delaware Social Awareness Fund-5

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Texas Roadhouse, Inc.	37,245	$4,552,456
		14,625,313
Household Durables–1.24%
DR Horton, Inc.	32,629	4,958,955
Toll Brothers, Inc.	44,952	4,620,616
		9,579,571
Industrial REITs–0.64%
First Industrial Realty Trust, Inc.	93,210	4,909,371
		4,909,371
Insurance–2.06%
Axis Capital Holdings Ltd.	104,246	5,772,101
Kemper Corp.	84,669	4,120,840
Reinsurance Group of America, Inc.	37,275	6,030,350
		15,923,291
Interactive Media & Services–6.80%
†Alphabet, Inc. Class A	285,364	39,862,497
†Meta Platforms, Inc. Class A	35,646	12,617,258
		52,479,755
IT Services–2.27%
Accenture PLC Class A	28,702	10,071,819
†MongoDB, Inc.	10,428	4,263,488
†Snowflake, Inc. Class A	15,817	3,147,583
		17,482,890
Leisure Products–0.47%
†YETI Holdings, Inc.	70,446	3,647,694
		3,647,694
Life Sciences Tools & Services–1.74%
†Repligen Corp.	24,968	4,489,247
Thermo Fisher Scientific, Inc.	16,823	8,929,480
		13,418,727
Machinery–2.82%
Deere & Co.	13,380	5,350,261
Ingersoll Rand, Inc.	32,981	2,550,751
Lincoln Electric Holdings, Inc.	25,962	5,645,696
Parker-Hannifin Corp.	17,796	8,198,617
		21,745,325
Media–0.97%
Comcast Corp. Class A	169,746	7,443,362
		7,443,362
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining–0.33%
Reliance Steel & Aluminum Co.	9,162	$2,562,428
		2,562,428
Multiline Retail–3.39%
†Amazon.com, Inc.	171,969	26,128,970
		26,128,970
Oil, Gas & Consumable Fuels–3.57%
Chesapeake Energy Corp.	101,352	7,798,023
ConocoPhillips	81,804	9,494,990
Diamondback Energy, Inc.	66,296	10,281,184
		27,574,197
Pharmaceuticals–3.05%
†Catalent, Inc.	58,888	2,645,838
Eli Lilly & Co.	10,747	6,264,641
Merck & Co., Inc.	83,598	9,113,854
Pfizer, Inc.	191,744	5,520,310
		23,544,643
Professional Services–0.47%
SS&C Technologies Holdings, Inc.	59,260	3,621,379
		3,621,379
Real Estate Management & Development–0.43%
†Jones Lang LaSalle, Inc.	17,727	3,348,098
		3,348,098
Residential REITs–0.58%
Camden Property Trust	44,815	4,449,681
		4,449,681
Road & Rail–1.75%
Knight-Swift Transportation Holdings, Inc.	94,905	5,471,273
Union Pacific Corp.	32,765	8,047,739
		13,519,012
Semiconductors & Semiconductor Equipment–6.06%
Broadcom, Inc.	12,508	13,962,055
NVIDIA Corp.	37,763	18,700,993
†ON Semiconductor Corp.	86,156	7,196,611
Texas Instruments, Inc.	40,629	6,925,619
		46,785,278
Software–15.00%
†Adobe, Inc.	10,271	6,127,679
†Crowdstrike Holdings, Inc. Class A	21,653	5,528,444
†Datadog, Inc. Class A	21,011	2,550,315
Intuit, Inc.	9,691	6,057,166
Microsoft Corp.	143,747	54,054,622
†Palo Alto Networks, Inc.	17,623	5,196,670
LVIP Delaware Social Awareness Fund-6

LVIP Delaware Social Awareness Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†PTC, Inc.	27,536	$4,817,698
Roper Technologies, Inc.	15,971	8,706,910
†Salesforce, Inc.	32,200	8,473,108
†ServiceNow, Inc.	13,240	9,353,928
†Tyler Technologies, Inc.	11,659	4,874,861
		115,741,401
Specialized REITs–1.48%
American Tower Corp.	22,524	4,862,481
Extra Space Storage, Inc.	40,961	6,567,277
		11,429,758
Specialty Retail–3.46%
†Five Below, Inc.	34,108	7,270,461
Home Depot, Inc.	37,288	12,922,157
Tractor Supply Co.	30,237	6,501,862
		26,694,480
Technology Hardware, Storage & Peripherals–6.27%
Apple, Inc.	251,282	48,379,323
		48,379,323
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–0.82%
NIKE, Inc. Class B	57,970	$6,293,803
		6,293,803
Total Common Stock (Cost $319,670,830)		759,393,379

MONEY MARKET FUND–1.60%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	12,301,852	12,301,852
Total Money Market Fund (Cost $12,301,852)		12,301,852

TOTAL INVESTMENTS–100.03% (Cost $331,972,682)	771,695,231
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.03%)	(220,254)
NET ASSETS APPLICABLE TO 16,861,001 SHARES OUTSTANDING–100.00%	$771,474,977
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND STANDARD CLASS ($651,939,490 / 14,226,026 Shares)	$45.827
NET ASSET VALUE PER SHARE–LVIP DELAWARE SOCIAL AWARENESS FUND SERVICE CLASS ($119,535,487 / 2,634,975 Shares)	$45.365
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$307,285,789
Distributable earnings/(accumulated loss)	464,189,188
TOTAL NET ASSETS	$771,474,977

†Non-income producing.

★Includes $375,389 payable for fund shares redeemed, $16,423 other accrued expenses payable, $294,346 due to manager and affiliates,
$22,140 payable for audit fee and $52,888 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund-7

LVIP Delaware Social Awareness Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$10,171,211
EXPENSES:
Management fees	2,704,034
Distribution fees-Service Class	384,874
Shareholder servicing fees	207,257
Accounting and administration expenses	143,300
Professional fees	51,363
Trustees’ fees and expenses	25,991
Reports and statements to shareholders	24,337
Custodian fees	4,479
Consulting fees	2,757
Pricing fees	1,494
Other	27,638
Total operating expenses	3,577,524
NET INVESTMENT INCOME	6,593,687
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	27,198,080
Net change in unrealized appreciation (depreciation) of investments	153,897,810
NET REALIZED AND UNREALIZED GAIN	181,095,890
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$187,689,577
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Social Awareness Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$6,593,687	$7,302,055
Net realized gain	27,198,080	52,219,266
Net change in unrealized appreciation (depreciation)	153,897,810	(232,377,469)
Net increase (decrease) in net assets resulting from operations	187,689,577	(172,856,148)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(50,554,093)	(73,809,269)
Service Class	(8,967,672)	(12,907,013)
	(59,521,765)	(86,716,282)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	7,352,240	6,699,369
Service Class	9,187,060	8,364,167
Reinvestment of dividends and distributions:
Standard Class	50,554,093	73,809,269
Service Class	8,967,672	12,907,013
	76,061,065	101,779,818
Cost of shares redeemed:
Standard Class	(70,003,548)	(64,845,393)
Service Class	(18,056,260)	(15,491,905)
	(88,059,808)	(80,337,298)
Increase (decrease) in net assets derived from capital share transactions	(11,998,743)	21,442,520
NET INCREASE (DECREASE) IN NET ASSETS	116,169,069	(238,129,910)
NET ASSETS:
Beginning of year	655,305,908	893,435,818
End of year	$771,474,977	$655,305,908
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund-8

LVIP Delaware Social Awareness Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$38.311	$54.896	$45.599	$41.154	$33.401
Income (loss) from investment operations:
Net investment income[1]	0.419	0.476	0.418	0.480	0.518
Net realized and unrealized gain (loss)	10.816	(11.429)	11.535	7.230	10.004
Total from investment operations	11.235	(10.953)	11.953	7.710	10.522
Less dividends and distributions from:
Net investment income	(0.429)	(0.480)	(0.433)	(0.533)	(0.799)
Net realized gain	(3.290)	(5.152)	(2.223)	(2.732)	(1.970)
Total dividends and distributions	(3.719)	(5.632)	(2.656)	(3.265)	(2.769)
Net asset value, end of period	$45.827	$38.311	$54.896	$45.599	$41.154
Total return[2]	30.17%	(19.71% )	26.43%	19.69%	31.98%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$651,939	$555,475	$760,315	$672,678	$632,383
Ratio of expenses to average net assets	0.45%	0.44%	0.43%	0.45%	0.46%
Ratio of net investment income to average net assets	0.97%	1.05%	0.81%	1.19%	1.34%
Portfolio turnover	6%	12%	12%	10%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund-9

LVIP Delaware Social Awareness Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Social Awareness Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$37.973	$54.473	$45.280	$40.909	$33.230
Income (loss) from investment operations:
Net investment income[1]	0.266	0.314	0.235	0.336	0.381
Net realized and unrealized gain (loss)	10.699	(11.330)	11.436	7.159	9.934
Total from investment operations	10.965	(11.016)	11.671	7.495	10.315
Less dividends and distributions from:
Net investment income	(0.283)	(0.332)	(0.255)	(0.392)	(0.666)
Net realized gain	(3.290)	(5.152)	(2.223)	(2.732)	(1.970)
Total dividends and distributions	(3.573)	(5.484)	(2.478)	(3.124)	(2.636)
Net asset value, end of period	$45.365	$37.973	$54.473	$45.280	$40.909
Total return[2]	29.72%	(19.99% )	25.99%	19.27%	31.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$119,535	$99,831	$133,121	$108,828	$100,426
Ratio of expenses to average net assets	0.80%	0.79%	0.78%	0.80%	0.81%
Ratio of net investment income to average net assets	0.62%	0.70%	0.46%	0.84%	0.99%
Portfolio turnover	6%	12%	12%	10%	12%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Social Awareness Fund-10

LVIP Delaware Social Awareness Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Social Awareness Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to maximize long-term capital appreciation (as measured by the change in the value of Fund shares over a period of three years or longer).
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Distributions received from
LVIP Delaware Social Awareness Fund-11

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   The management fee is calculated daily and paid monthly.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$57,277
Legal	9,383
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $15,505 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$240,708
Distribution fees payable to LFD	34,967
Shareholder servicing fees payable to Lincoln Life	18,671
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Delaware Social Awareness Fund-12

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$45,087,866
Sales	114,761,734
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$333,672,900
Aggregate unrealized appreciation of investments	$451,870,159
Aggregate unrealized depreciation of investments	(13,847,829)
Net unrealized appreciation of investments	$438,022,330
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$759,393,379	$—	$—	$759,393,379
Money Market Fund	12,301,852	—	—	12,301,852
Total Investments	$771,695,231	$—	$—	$771,695,231
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$7,317,760	$7,302,055
Long-term capital gains	52,204,005	79,414,227
Total	$59,521,765	$86,716,282
LVIP Delaware Social Awareness Fund-13

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$26,166,857
Other temporary differences	1
Net unrealized appreciation	438,022,330
Distributable earnings/(accumulated loss)	$464,189,188
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	169,627	148,963
Service Class	214,786	187,717
Shares reinvested:
Standard Class	1,188,468	1,948,989
Service Class	214,051	344,719
	1,786,932	2,630,388
Shares redeemed:
Standard Class	(1,631,203)	(1,448,805)
Service Class	(422,840)	(347,266)
	(2,054,043)	(1,796,071)
Net increase (decrease)	(267,111)	834,317
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund only invests in companies that meet its definition of “socially responsible” and may be subject to certain risks as a result of investing exclusively in socially responsible companies. Investing exclusively in socially responsible companies is a type of environmental, social and governance (“ESG”) investing. An assessment of ESG factors for the Fund may differ from the views of other investors and advisers. By avoiding certain companies not considered socially responsible, it could miss out on strong performance from those companies.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP Delaware Social Awareness Fund-14

LVIP Delaware Social Awareness Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Social Awareness Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Social Awareness Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Social Awareness Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware Social Awareness Fund–16

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Social Awareness Fund-17

LVIP Delaware Social Awareness Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Social Awareness Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Social Awareness Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 1000® Total Return USD Index.  The Board noted that the Fund’s total return was the same as the total return of the Morningstar peer group median and above the total return of the benchmark index for the one-year period, above the total return of the Morningstar peer group median and the benchmark index for the three-year period, and above the total return of the Morningstar peer group median and below the total return of the benchmark index for the five- and ten-year periods.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable accounts for which DIFA serves as the investment adviser.  The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund
LVIP Delaware Social Awareness Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware Social Awareness Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware Social Awareness Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware Social Awareness Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Social Awareness Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Social Awareness Fund-23

LVIP Delaware U.S. Growth Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware U.S. Growth Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware U.S. Growth Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 48.35% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 1000® Growth Index1, returned 42.68%.
Equity investors entered 2023 with concerns that carried over from 2022 with higher interest rates and recession concerns leading to significant price and sentiment volatility. Despite these concerns, 2023 was a better year than 2022, with the S&P 500® Index 2 returning 25.67%. During the year, a soft-landing narrative replaced fears of a hard landing for the global economy. Another key theme for the year was the hype around Artificial Intelligence (AI), which fueled the earnings multiples of various AI-linked companies such as chipmaker Nvidia. Optimism amongst market participants increased in late 2023 as the U.S. Federal Reserve (Fed) signaled the end of the aggressive rate hike cycle used to combat high inflation. That induced further investor optimism. A look at the performance across regions suggests that U.S. leadership has continued, with benchmarks such as the S&P 500® Index considerably outperforming most other key regions on the back of solid earnings growth despite higher valuations at the beginning of the year. Within the U.S. equity market, leadership was concentrated in a small number of stocks which had the biggest impact on performance. For most of the year, the 10 largest stocks (such as Apple, Microsoft and Amazon) accounted for virtually all of the U.S. stock market performance. In part, this was driven by the excitement around AI and Large Language Models, but it was also supported by resilient earnings growth generally in the context of an economy that has held up remarkably well despite several headwinds over the last 12 months. While returns for equity markets were strong, accumulated inflation, pressure on discretionary income, mounting credit-card debt, and higher interest rates continued to pressure consumers. Spending patterns shifted to daily necessities and cheaper alternatives. Home improvement projects were downsized.At its final meeting for the year in December, the Fed left interest rates unchanged. This was the third consecutive meeting that it kept interest rates on hold. Yields on longer-dated U.S. Treasurys moved lower as the year closed, with the yield on the 10-year note falling to 3.88% from 4.57% at the beginning of the quarter (the 10-year note hit its cycle peak of 4.99% on October 19, 2023). The price of crude oil was lower, falling in each of the last three months. West Texas Intermediate (WTI) crude declined to $71.33 a barrel.
For 2023, the Fund advanced, outperforming its benchmark, the Russell 1000® Growth Index. On a sector basis, Healthcare Consumer Staples, and Information technology contributed to Fund relative performance. The strong performance in information technology was driven mainly by positive stock selection. An overweight position in Broadcom contributed to relative performance. Chipmaker Broadcom rallied strongly as the market cheered strong earnings and a dividend increase. The company continues to benefit from the markets focus on AI related spending on infrastructure software and semiconductors. In the Consumer Staples Sector, both stock selection and asset allocation contributed to performance. Underweight positions in Pepsi Co (not held at year-end) and Coca Cola (not held at year-end) contributed strongly as the market focused on whether the companies could grow, citing the possible negative impact of weight loss drugs. Consumer Discretionary and Energy detracted from performance. Under performance in energy was driven by negative allocation. An overweight position to liquified natural gas major Cheniere Energy (not held at year-end) detracted from performance. Positions in EOG Resources (not held at year-end), Ovintiv (not held at year-end) and Halliburton (not held at year-end) also detracted. Oil and natural gas business Ovintiv (not held at year-end) fell as a warmer than expected winter saw a reduction in gas prices, to which it is heavily exposed. The market also highlighted concerns around cost inflation and the sustainability of the growth in the dividend. Positive allocation was offset by negative stock selection in the consumer discretionary sector. An underweight position in Amazon was the largest detractor.
Portfolio Managers:
Delaware Investments Fund Advisers:
 Scot Thompson
Benjamin Leung
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Delaware U.S. Growth Fund-1

LVIP Delaware U.S. Growth Fund
2023 Annual Report Commentary (unaudited) (continued)
LVIP Delaware U.S. Growth Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware U.S. Growth Fund - Standard Class
LVIP Delaware U.S. Growth Fund - Service Class
Russell 1000® Growth Index
$65,000
$60,000
$55,000
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$39,972
$32,601
$31,686

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware U.S. Growth Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $32,601 for the Standard Class shares and to $31,686 for the Service Class shares. For comparison, look at how the Russell 1000® Growth Index did over the same period. The same $10,000 investment would have increased to $39,972. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 48.35%
Five Years	+ 18.38%
Ten Years	+ 12.54%
Service Class Shares
One Year	+ 47.90%
Five Years	+ 18.02%
Ten Years	+ 12.22%
1.The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
2.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”). Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business
Trust (“MIMBT”). MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware U.S. Growth Fund-2

LVIP Delaware U.S. Growth Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,133.40	0.72%	$3.87
Service Class Shares	1,000.00	1,131.70	1.02%	5.48
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.72%	$3.67
Service Class Shares	1,000.00	1,020.10	1.02%	5.19

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware U.S. Growth Fund-3

LVIP Delaware U.S. Growth Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.59%
Air Freight & Logistics	0.36%
Airlines	0.36%
Automobiles	3.13%
Biotechnology	1.98%
Capital Markets	1.78%
Communications Equipment	0.82%
Consumer Finance	0.83%
Diversified Consumer Services	0.62%
Diversified Financial Services	4.51%
Entertainment	0.37%
Food & Staples Retailing	2.40%
Health Care Equipment & Supplies	0.57%
Health Care Providers & Services	3.04%
Health Care Technology	0.62%
Hotels, Restaurants & Leisure	4.86%
Household Durables	0.32%
Interactive Media & Services	13.47%
IT Services	3.13%
Life Sciences Tools & Services	0.30%
Machinery	1.79%
Media	0.22%
Multiline Retail	2.44%
Pharmaceuticals	2.47%
Road & Rail	0.83%
Semiconductors & Semiconductor Equipment	12.15%
Software	19.68%
Specialty Retail	4.39%
Technology Hardware, Storage & Peripherals	10.19%
Textiles, Apparel & Luxury Goods	1.96%
Money Market Fund	0.13%
Total Investments	99.72%
Receivables and Other Assets Net of Liabilities	0.28%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	8.48%
Microsoft Corp.	8.17%
Alphabet, Inc. Class A	4.85%
Meta Platforms, Inc. Class A	4.51%
Alphabet, Inc. Class C	4.11%
NVIDIA Corp.	3.46%
Broadcom, Inc.	3.23%
Tesla, Inc.	3.13%
Mastercard, Inc. Class A	2.65%
Eli Lilly & Co.	2.48%
Total	45.07%

IT–Information Technology
LVIP Delaware U.S. Growth Fund-4

LVIP Delaware U.S. Growth Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.59%
Air Freight & Logistics–0.36%
United Parcel Service, Inc. Class B	11,368	$1,787,391
		1,787,391
Airlines–0.36%
Delta Air Lines, Inc.	44,805	1,802,505
		1,802,505
Automobiles–3.13%
†Tesla, Inc.	62,265	15,471,607
		15,471,607
Biotechnology–1.98%
AbbVie, Inc.	14,901	2,309,208
†Vertex Pharmaceuticals, Inc.	18,407	7,489,624
		9,798,832
Capital Markets–1.78%
Ameriprise Financial, Inc.	3,545	1,346,497
Blackstone, Inc.	33,636	4,403,625
LPL Financial Holdings, Inc.	13,425	3,055,799
		8,805,921
Communications Equipment–0.82%
†Arista Networks, Inc.	17,219	4,055,247
		4,055,247
Consumer Finance–0.83%
American Express Co.	14,373	2,692,638
SLM Corp.	74,981	1,433,637
		4,126,275
Diversified Consumer Services–0.62%
H&R Block, Inc.	63,970	3,094,229
		3,094,229
Diversified Financial Services–4.51%
Mastercard, Inc. Class A	30,763	13,120,727
Visa, Inc. Class A	35,277	9,184,367
		22,305,094
Entertainment–0.37%
†Netflix, Inc.	3,793	1,846,736
		1,846,736
Food & Staples Retailing–2.40%
Costco Wholesale Corp.	17,967	11,859,657
		11,859,657
Health Care Equipment & Supplies–0.57%
†Intuitive Surgical, Inc.	8,434	2,845,294
		2,845,294
Health Care Providers & Services–3.04%
Cencora, Inc.	12,807	2,630,302
McKesson Corp.	11,832	5,477,979
†Molina Healthcare, Inc.	3,259	1,177,509
UnitedHealth Group, Inc.	10,947	5,763,267
		15,049,057
Health Care Technology–0.62%
†Veeva Systems, Inc. Class A	15,901	3,061,261
		3,061,261
Hotels, Restaurants & Leisure–4.86%
†Airbnb, Inc. Class A	17,263	2,350,185
†Booking Holdings, Inc.	3,095	10,978,646
†Expedia Group, Inc.	37,439	5,682,866
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Hilton Worldwide Holdings, Inc.	10,494	$1,910,852
Starbucks Corp.	32,739	3,143,271
		24,065,820
Household Durables–0.32%
†NVR, Inc.	224	1,568,101
		1,568,101
Interactive Media & Services–13.47%
†Alphabet, Inc. Class A	171,826	24,002,374
†Alphabet, Inc. Class C	144,345	20,342,541
†Meta Platforms, Inc. Class A	63,016	22,305,143
		66,650,058
IT Services–3.13%
Accenture PLC Class A	19,937	6,996,093
†EPAM Systems, Inc.	7,169	2,131,631
†Snowflake, Inc. Class A	6,551	1,303,649
†VeriSign, Inc.	24,491	5,044,166
		15,475,539
Life Sciences Tools & Services–0.30%
†Medpace Holdings, Inc.	4,921	1,508,434
		1,508,434
Machinery–1.79%
Caterpillar, Inc.	15,064	4,453,973
Otis Worldwide Corp.	49,406	4,420,355
		8,874,328
Media–0.22%
†Trade Desk, Inc. Class A	14,846	1,068,318
		1,068,318
Multiline Retail–2.44%
†Amazon.com, Inc.	79,462	12,073,456
		12,073,456
Pharmaceuticals–2.47%
Eli Lilly & Co.	21,017	12,251,230
		12,251,230
Road & Rail–0.83%
Old Dominion Freight Line, Inc.	6,221	2,521,558
†Uber Technologies, Inc.	25,671	1,580,563
		4,102,121
Semiconductors & Semiconductor Equipment–12.15%
†Advanced Micro Devices, Inc.	20,358	3,000,973
Applied Materials, Inc.	53,596	8,686,304
Broadcom, Inc.	14,340	16,007,025
Lam Research Corp.	8,207	6,428,215
Monolithic Power Systems, Inc.	4,293	2,707,938
NVIDIA Corp.	34,542	17,105,889
QUALCOMM, Inc.	42,755	6,183,656
		60,120,000
Software–19.68%
†Adobe, Inc.	19,867	11,852,652
†Autodesk, Inc.	7,066	1,720,430
†Cadence Design Systems, Inc.	7,642	2,081,452
LVIP Delaware U.S. Growth Fund-5

LVIP Delaware U.S. Growth Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Crowdstrike Holdings, Inc. Class A	9,312	$2,377,540
†Dropbox, Inc. Class A	148,698	4,383,617
†Fair Isaac Corp.	1,878	2,186,011
†Fortinet, Inc.	88,274	5,166,677
†HubSpot, Inc.	3,678	2,135,226
†Manhattan Associates, Inc.	36,348	7,826,451
Microsoft Corp.	107,466	40,411,515
†Salesforce, Inc.	10,265	2,701,132
†ServiceNow, Inc.	13,911	9,827,982
†Synopsys, Inc.	9,176	4,724,814
		97,395,499
Specialty Retail–4.39%
†AutoZone, Inc.	1,195	3,089,804
Lowe's Cos., Inc.	21,640	4,815,982
†O'Reilly Automotive, Inc.	1,248	1,185,700
Ross Stores, Inc.	9,491	1,313,459
TJX Cos., Inc.	99,250	9,310,642
Williams-Sonoma, Inc.	9,861	1,989,753
		21,705,340
Technology Hardware, Storage & Peripherals–10.19%
Apple, Inc.	217,969	41,965,572
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals (continued)
HP, Inc.	99,530	$2,994,858
NetApp, Inc.	61,890	5,456,222
		50,416,652
Textiles, Apparel & Luxury Goods–1.96%
†Deckers Outdoor Corp.	7,789	5,206,401
NIKE, Inc. Class B	23,261	2,525,447
Tapestry, Inc.	53,394	1,965,433
		9,697,281
Total Common Stock (Cost $341,233,393)		492,881,283

MONEY MARKET FUND–0.13%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	649,998	649,998
Total Money Market Fund (Cost $649,998)		649,998

TOTAL INVESTMENTS–99.72% (Cost $341,883,391)	493,531,281
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.28%	1,370,092
NET ASSETS APPLICABLE TO 50,003,296 SHARES OUTSTANDING–100.00%	$494,901,373
NET ASSET VALUE PER SHARE–LVIP DELAWARE U.S. GROWTH FUND STANDARD CLASS ($168,807,597 / 15,978,990 Shares)	$10.564
NET ASSET VALUE PER SHARE–LVIP DELAWARE U.S. GROWTH FUND SERVICE CLASS ($326,093,776 / 34,024,306 Shares)	$9.584
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$328,284,617
Distributable earnings/(accumulated loss)	166,616,756
TOTAL NET ASSETS	$494,901,373

†Non-income producing.

★Includes $829,876 payable for fund shares redeemed, $10,663 other accrued expenses payable, $363,766 due to manager and affiliates,
$21,000 payable for audit fee and $17,387 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund-6

LVIP Delaware U.S. Growth Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$3,309,403
Foreign taxes withheld	(262)
3,309,141
EXPENSES:
Management fees	2,445,418
Distribution fees-Service Class	892,912
Shareholder servicing fees	109,103
Accounting and administration expenses	70,119
Professional fees	38,463
Reports and statements to shareholders	15,812
Trustees’ fees and expenses	13,291
Custodian fees	6,262
Consulting fees	2,538
Pricing fees	1,099
Other	19,082
Total operating expenses	3,614,099
NET INVESTMENT LOSS	(304,958)
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	24,104,157
Net change in unrealized appreciation (depreciation) of investments	123,726,119
NET REALIZED AND UNREALIZED GAIN	147,830,276
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$147,525,318
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware U.S. Growth Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment loss	$(304,958)	$(460,929)
Net realized gain (loss)	24,104,157	(9,002,441)
Net change in unrealized appreciation (depreciation)	123,726,119	(115,212,616)
Net increase (decrease) in net assets resulting from operations	147,525,318	(124,675,986)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	—	(11,784,775)
Service Class	—	(60,907,229)
	—	(72,692,004)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	100,247,551	10,210,751
Service Class	31,302,617	26,679,545
Reinvestment of dividends and distributions:
Standard Class	—	11,784,775
Service Class	—	60,907,229
	131,550,168	109,582,300
Cost of shares redeemed:
Standard Class	(19,614,939)	(7,609,267)
Service Class	(83,875,459)	(37,135,077)
	(103,490,398)	(44,744,344)
Increase in net assets derived from capital share transactions	28,059,770	64,837,956
NET INCREASE (DECREASE) IN NET ASSETS	175,585,088	(132,530,034)
NET ASSETS:
Beginning of year	319,316,285	451,846,319
End of year	$494,901,373	$319,316,285
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund-7

LVIP Delaware U.S. Growth Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware U.S. Growth Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$7.121	$12.491	$13.770	$10.150	$9.570
Income (loss) from investment operations:
Net investment income (loss)[2]	0.014	0.011	(0.028)	(0.030)	0.010
Net realized and unrealized gain (loss)	3.429	(3.464)	2.193	4.220	2.410
Total from investment operations	3.443	(3.453)	2.165	4.190	2.420
Less dividends and distributions from:
Net realized gain	—	(1.917)	(3.443)	(0.570)	(1.840)
Return of capital	—	—	(0.001)	—	—
Total dividends and distributions	—	(1.917)	(3.444)	(0.570)	(1.840)
Net asset value, end of period	$10.564	$7.121	$12.491	$13.770	$10.150
Total return[3]	48.35%	(27.66% )	18.10%	44.13%	27.25%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$168,808	$56,620	$74,978	$68,745	$53,322
Ratio of expenses to average net assets	0.72%	0.73%	0.72%	0.73%	0.73%
Ratio of net investment income (loss) to average net assets	0.16%	0.12%	(0.23% )	(0.23% )	0.13%
Portfolio turnover	41%	33%	91%	54%	33%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP U.S. Growth Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund-8

LVIP Delaware U.S. Growth Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware U.S. Growth Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$6.480	$11.638	$13.080	$9.700	$9.240
Income (loss) from investment operations:
Net investment income (loss)[2]	(0.012)	(0.015)	(0.062)	(0.060)	(0.020)
Net realized and unrealized gain (loss)	3.116	(3.226)	2.064	4.010	2.320
Total from investment operations	3.104	(3.241)	2.002	3.950	2.300
Less dividends and distributions from:
Net realized gain	—	(1.917)	(3.443)	(0.570)	(1.840)
Return of capital	—	—	(0.001)	—	—
Total dividends and distributions	—	(1.917)	(3.444)	(0.570)	(1.840)
Net asset value, end of period	$9.584	$6.480	$11.638	$13.080	$9.700
Total return[3]	47.90%	(27.88% )	17.74%	43.69%	26.88%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$326,094	$262,696	$376,868	$371,268	$318,999
Ratio of expenses to average net assets	1.02%	1.03%	1.02%	1.03%	1.03%
Ratio of net investment (loss) to average net assets	(0.14% )	(0.18% )	(0.53% )	(0.53% )	(0.17% )
Portfolio turnover	41%	33%	91%	54%	33%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP U.S. Growth Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP U.S. Growth Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle.
If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. Growth Fund-9

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware U.S. Growth Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from
LVIP Delaware U.S. Growth Fund-10

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.73% of the average daily net assets for the Standard Class and 1.03% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2023, no expense reimbursements were subject to recoupment.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$29,380
Legal	4,817
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $15,460 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$269,552
Distribution fees payable to LFD	82,188
Shareholder servicing fees payable to Lincoln Life	12,026
LVIP Delaware U.S. Growth Fund-11

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$184,042,037
Sales	154,954,946
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$342,920,662
Aggregate unrealized appreciation of investments	$154,496,790
Aggregate unrealized depreciation of investments	(3,886,172)
Net unrealized appreciation of investments	$150,610,618
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$492,881,283	$—	$—	$492,881,283
Money Market Fund	649,998	—	—	649,998
Total Investments	$493,531,281	$—	$—	$493,531,281
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   This difference is primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
LVIP Delaware U.S. Growth Fund-12

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/23	12/31/22
Ordinary income	$—	$1,151,948
Long-term capital gains	—	71,540,056
Total	$—	$72,692,004
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$16,006,138
Net unrealized appreciation	150,610,618
Distributable earnings/(accumulated loss)	$166,616,756
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to net operating loss:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$304,958	$(304,958)
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2023, the Fund utilized $8,593,839 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	10,202,706	1,113,087
Service Class	3,804,536	3,096,775
Shares reinvested:
Standard Class	—	1,652,844
Service Class	—	9,380,445
	14,007,242	15,243,151
Shares redeemed:
Standard Class	(2,175,283)	(816,722)
Service Class	(10,322,706)	(4,317,507)
	(12,497,989)	(5,134,229)
Net increase	1,509,253	10,108,922
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings,
LVIP Delaware U.S. Growth Fund-13

LVIP Delaware U.S. Growth Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware U.S. Growth Fund-14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware U.S. Growth Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware U.S. Growth Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2021, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware U.S. Growth Fund–15

LVIP Delaware U.S. Growth Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware U.S. Growth Fund-16

LVIP Delaware U.S. Growth Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an expense limitation through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware U.S. GrowthFund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware U.S. Growth Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Growth funds category and the Russell 1000® Growth Total Return USD Index. The Board noted that the Fund’s total return was above the return of the Morningstar peer group median the benchmark index for the one-year period, above the return of the Morningstar peer group median and below the return of the benchmark index for the three- and five-year periods and below the return of the Morningstar peer group median and the benchmark index for the ten-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable accounts for which DIFA serves as the investment adviser. The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware U.S. Growth Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware U.S. Growth Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware U.S. Growth Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware U.S. Growth Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware U.S. Growth Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware U.S. Growth Fund-22

LVIP Delaware U.S. REIT Fund
(formerly, LVIP Delaware REIT Fund)
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware U.S. REIT Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware U.S. REIT Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 12.58% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the FTSE Nareit Equity REITs Index1, returned 13.73%.
Real estate investment trusts (REITs), as defined by the FTSE NAREIT Equity REITs Index (index), rallied into the end of 2023, rising 16.18% over the quarter (source: FactSet Research Systems). November and December were particularly strong, driven by higher levered and REITs as the market pivoted towards expectations of a lower interest rate environment in the future. The last quarter rally resulted in the index rallying 13.7%. Stocks were broadly higher for the fourth quarter, as investors embraced the narrative around a soft landing for the U.S. economy and projections from the U.S. Federal Reserve (Fed) that it expected to cut interest rates several times in 2024. The broad market S&P 500® Index2 posted a total return of 11.7% while the NASDAQ Composite Index3 jumped 13.8%. Looking at the Russell large-cap indices, growth stocks led the way in the fourth quarter just as they did for calendar year 2023(source: FactSet). At its December meeting, the Fed left interest rates unchanged. This was the third consecutive meeting that it kept interest rates on hold. Inflation continued to ease according to the most recent monthly figures from the Bureau of Economic Analysis. The Personal Consumption Expenditures Price Index (PCE) was up 2.6% in November from a year earlier. The Core Personal Consumption Expenditures Price Index (Core PCE), which excludes food and energy prices, was up 3.2% year over year. Yields on longer-dated U.S. Treasurys moved lower, with the yield on the 10-year note falling to 3.88% from 4.57% at the beginning of the quarter (the 10-year note hit its cycle peak of 4.99% on October 19, 2023). The price of crude oil was lower, falling in each of the last three months. West Texas Intermediate (WTI) crude oil declined -21.4% to $71.33 a barrel.
For the period, the Fund underperformed its benchmark, the FTSE NAREIT Equity REITs Index. On a sector basis, Healthcare, Diversified and Self-Storage contributed to Fund performance. Stock selection was the primary driver of relative performance in the Healthcare Sector over the period. Medical Properties Trust, fell 50% over the period with concerns around tenant financial position, cost of debt and the risk of refinancing and asset sales all concerns for the market. Asset allocation and stock selection in the diversified sector contributed to performance. An underweight position to W.P. Carey REIT contributed as higher interest rates had investors potentially looking at other opportunities. Stock selection in the self-storage sector contributed to performance. An overweight position in Life Storage was the largest contributor in the sector. The Fund exited its’ position Life Storage prior to year-end). Early in the year, Life storage share prices jumped as it received a takeover bid from bigger rival Public Storage. Positioning in Retail, Data Centers and Office all detracted from relative performance. The Retail sector was one of the main detractors, driven by both negative stock selection and asset allocation. Overweight positions to Agree Realty and Retail Opportunities Investments were the major detractors. Agree Realty focuses on the ownership, acquisition, development and management of retail properties, an interest rate sensitive REIT that was impacted by the rising rate cycle.
Portfolio Managers:
Delaware Investments Fund Advisers:
 Scot Thompson
Benjamin Leung
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware U.S. REIT Fund - Standard Class
LVIP Delaware U.S. REIT Fund - Service Class
FTSE Nareit Equity REITs Index
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$20,891
$18,309
$17,808

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware U.S. REIT Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $18,309 for the Standard Class shares and to $17,808 for the Service Class shares. For comparison, look at how the FTSE Nareit Equity REITs Index did over the same period. The same $10,000 investment would have increased to $20,891. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 12.58%
Five Years	+ 6.45%
Ten Years	+ 6.23%
Service Class Shares
One Year	+ 12.24%
Five Years	+ 6.14%
Ten Years	+ 5.94%
1. The FTSE Nareit Equity REITs Index contains all tax-qualified real estate investment trusts (REITs) traded on US exchanges, excluding timber and infrastructure REITs, with more than 50% of total assets in qualifying real estate assets other than mortgages secured by real property that also meet minimum size and liquidity criteria.
LVIP Delaware U.S. REIT Fund-1

LVIP Delaware U.S. REIT Fund
2023 Annual Report Commentary (unaudited) (continued)
2.The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks
3.The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”). Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”). MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware U.S. REIT Fund-2

LVIP Delaware U.S. REIT Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,070.90	0.83%	$4.33
Service Class Shares	1,000.00	1,069.30	1.13%	5.89
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.00	0.83%	$4.23
Service Class Shares	1,000.00	1,019.50	1.13%	5.75

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware U.S. REIT Fund-3

LVIP Delaware U.S. REIT Fund
Security Type/Sector Allocations and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Common Stock	99.27%
REIT Apartments	14.89%
REIT Diversified	17.15%
REIT Health Care	6.36%
REIT Hotels	7.42%
REIT Manufactured Homes	2.24%
REIT Office Property	4.36%
REIT Regional Malls	3.90%
REIT Shopping Centers	8.12%
REIT Single Tenant	7.22%
REIT Storage	11.48%
REIT Warehouse/Industry	16.13%
Money Market Fund	0.38%
Total Investments	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Prologis, Inc.	12.79%
Equinix, Inc.	6.26%
Public Storage	4.59%
VICI Properties, Inc.	4.31%
Welltower, Inc.	4.24%
Simon Property Group, Inc.	3.13%
Invitation Homes, Inc.	3.07%
Essex Property Trust, Inc.	2.64%
Iron Mountain, Inc.	2.56%
Extra Space Storage, Inc.	2.48%
Total	46.07%

REIT–Real Estate Investment Trust
LVIP Delaware U.S. REIT Fund-4

LVIP Delaware U.S. REIT Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.27%
REIT Apartments–14.89%
American Homes 4 Rent Class A	128,845	$4,633,266
AvalonBay Communities, Inc.	47,179	8,832,852
Camden Property Trust	56,437	5,603,630
Equity Residential	119,813	7,327,763
Essex Property Trust, Inc.	39,313	9,747,265
Invitation Homes, Inc.	332,407	11,338,403
Mid-America Apartment Communities, Inc.	38,947	5,236,814
UDR, Inc.	59,051	2,261,063
		54,981,056
REIT Diversified–17.15%
Digital Realty Trust, Inc.	64,058	8,620,926
EPR Properties	46,941	2,274,291
Equinix, Inc.	28,686	23,103,418
Gaming & Leisure Properties, Inc.	181,667	8,965,266
Lamar Advertising Co. Class A	24,074	2,558,585
Outfront Media, Inc.	74,939	1,046,148
VICI Properties, Inc.	499,652	15,928,906
WP Carey, Inc.	13,000	842,530
		63,340,070
REIT Health Care–6.36%
CareTrust REIT, Inc.	95,149	2,129,435
Community Healthcare Trust, Inc.	5,702	151,901
Healthpeak Properties, Inc.	67,986	1,346,123
Medical Properties Trust, Inc.	38,816	190,587
Ventas, Inc.	80,780	4,026,075
Welltower, Inc.	173,662	15,659,102
		23,503,223
REIT Hotels–7.42%
Apple Hospitality REIT, Inc.	377,661	6,272,949
Chatham Lodging Trust	310,246	3,325,837
Host Hotels & Resorts, Inc.	385,517	7,506,016
Park Hotels & Resorts, Inc.	130,159	1,991,433
Ryman Hospitality Properties, Inc.	70,016	7,705,961
Sunstone Hotel Investors, Inc.	57,115	612,844
		27,415,040
REIT Manufactured Homes–2.24%
Equity LifeStyle Properties, Inc.	54,292	3,829,758
Sun Communities, Inc.	33,150	4,430,497
		8,260,255
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
REIT Office Property–4.36%
Alexandria Real Estate Equities, Inc.	67,819	$8,597,415
Cousins Properties, Inc.	158,501	3,859,499
Highwoods Properties, Inc.	31,520	723,699
Piedmont Office Realty Trust, Inc. Class A	408,764	2,906,312
		16,086,925
REIT Regional Malls–3.90%
Simon Property Group, Inc.	81,070	11,563,825
Tanger, Inc.	102,438	2,839,581
		14,403,406
REIT Shopping Centers–8.12%
Brixmor Property Group, Inc.	332,621	7,740,091
Kimco Realty Corp.	310,983	6,627,048
Kite Realty Group Trust	93,967	2,148,086
Phillips Edison & Co., Inc.	23,026	839,988
Regency Centers Corp.	63,963	4,285,521
Retail Opportunity Investments Corp.	382,428	5,365,465
SITE Centers Corp.	217,564	2,965,397
		29,971,596
REIT Single Tenant–7.22%
Agree Realty Corp.	106,681	6,715,569
Essential Properties Realty Trust, Inc.	93,705	2,395,100
Four Corners Property Trust, Inc.	84,783	2,145,010
Realty Income Corp.	158,892	9,123,579
Spirit Realty Capital, Inc.	143,693	6,277,947
		26,657,205
REIT Storage–11.48%
CubeSmart	147,359	6,830,090
Extra Space Storage, Inc.	57,147	9,162,378
Iron Mountain, Inc.	135,189	9,460,526
Public Storage	55,602	16,958,610
		42,411,604
REIT Warehouse/Industry–16.13%
Plymouth Industrial REIT, Inc.	27,396	659,422
Prologis, Inc.	354,364	47,236,721
Rexford Industrial Realty, Inc.	143,726	8,063,028
Terreno Realty Corp.	57,525	3,605,092
		59,564,263
Total Common Stock (Cost $304,943,384)		366,594,643

LVIP Delaware U.S. REIT Fund-5

LVIP Delaware U.S. REIT Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.38%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	1,401,578	$1,401,578
Total Money Market Fund (Cost $1,401,578)		1,401,578

TOTAL INVESTMENTS–99.65% (Cost $306,344,962)	$367,996,221
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	1,279,431
NET ASSETS APPLICABLE TO 28,019,967 SHARES OUTSTANDING–100.00%	$369,275,652
NET ASSET VALUE PER SHARE–LVIP DELAWARE U.S. REIT FUND STANDARD CLASS ($216,340,214 / 16,431,834 Shares)	$13.166
NET ASSET VALUE PER SHARE–LVIP DELAWARE U.S. REIT FUND SERVICE CLASS ($152,935,438 / 11,588,133 Shares)	$13.198
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$347,485,395
Distributable earnings/(accumulated loss)	21,790,257
TOTAL NET ASSETS	$369,275,652

★Includes $7,736 expense reimbursement receivable from Lincoln Financial Investments Corporation, $571,075 payable for fund shares redeemed, $17,998 other accrued expenses payable, $276,838 due to manager and affiliates, $25,200 payable for audit fee and $16,479 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. REIT Fund-6

LVIP Delaware U.S. REIT Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$12,782,528
EXPENSES:
Management fees	2,600,155
Distribution fees-Service Class	439,049
Shareholder servicing fees	100,539
Accounting and administration expenses	81,308
Professional fees	54,343
Reports and statements to shareholders	17,715
Trustees’ fees and expenses	12,702
Custodian fees	3,661
Consulting fees	2,466
Pricing fees	889
Other	45,465
3,358,292
Less:
Expenses reimbursed	(41,738)
Total operating expenses	3,316,554
NET INVESTMENT INCOME	9,465,974
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(3,281,102)
Net change in unrealized appreciation (depreciation) of investments	35,644,464
NET REALIZED AND UNREALIZED GAIN	32,363,362
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$41,829,336
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware U.S. REIT Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,465,974	$7,559,452
Net realized gain (loss)	(3,281,102)	8,710,646
Net change in unrealized appreciation (depreciation)	35,644,464	(136,889,209)
Net increase (decrease) in net assets resulting from operations	41,829,336	(120,619,111)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,821,926)	(4,884,313)
Service Class	(3,669,044)	(3,127,289)
Return of capital:
Standard Class	(1,140,943)	(2,195,756)
Service Class	(833,476)	(1,707,195)
	(11,465,389)	(11,914,553)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	27,869,427	29,745,005
Service Class	13,154,730	20,585,550
Reinvestment of dividends and distributions:
Standard Class	6,962,869	7,080,069
Service Class	4,502,520	4,834,484
	52,489,546	62,245,108
Cost of shares redeemed:
Standard Class	(32,367,164)	(40,324,732)
Service Class	(25,431,834)	(37,982,046)
	(57,798,998)	(78,306,778)
Decrease in net assets derived from capital share transactions	(5,309,452)	(16,061,670)
NET INCREASE (DECREASE) IN NET ASSETS	25,054,495	(148,595,334)
NET ASSETS:
Beginning of year	344,221,157	492,816,491
End of year	$369,275,652	$344,221,157
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. REIT Fund-7

LVIP Delaware U.S. REIT Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware U.S. REIT Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$12.081	$16.787	$12.090	$14.690	$11.850
Income (loss) from investment operations:
Net investment income[2]	0.355	0.288	0.140	0.230	0.240
Net realized and unrealized gain (loss)	1.166	(4.542)	4.994	(1.920)	2.900
Total from investment operations	1.521	(4.254)	5.134	(1.690)	3.140
Less dividends and distributions from:
Net investment income	(0.366)	(0.313)	(0.436)	(0.250)	(0.300)
Net realized gain	—	—	—	(0.660)	—
Return of capital	(0.070)	(0.139)	(0.001)	—	—
Total dividends and distributions	(0.436)	(0.452)	(0.437)	(0.910)	(0.300)
Net asset value, end of period	$13.166	$12.081	$16.787	$12.090	$14.690
Total return[3]	12.58%	(25.30% )	43.07%	(10.41% )	26.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$216,340	$196,242	$274,086	$214,644	$236,492
Ratio of expenses to average net assets	0.83%	0.83%	0.82%	0.83%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.84%	0.82%	0.84%	0.83%
Ratio of net investment income to average net assets	2.86%	2.05%	0.98%	1.94%	1.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.85%	2.04%	0.98%	1.93%	1.70%
Portfolio turnover	16%	16%	15%	127%	98%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, as the result of a reorganization on
May 1, 2021. Pre-inception information is that of the Delaware VIP REIT Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. REIT Fund-8

LVIP Delaware U.S. REIT Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware U.S. REIT Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$12.111	$16.818	$12.080	$14.660	$11.820
Income (loss) from investment operations:
Net investment income[2]	0.319	0.246	0.097	0.190	0.200
Net realized and unrealized gain (loss)	1.166	(4.545)	4.982	(1.900)	2.900
Total from investment operations	1.485	(4.299)	5.079	(1.710)	3.100
Less dividends and distributions from:
Net investment income	(0.327)	(0.269)	(0.340)	(0.210)	(0.260)
Net realized gain	—	—	—	(0.660)	—
Return of capital	(0.071)	(0.139)	(0.001)	—	—
Total dividends and distributions	(0.398)	(0.408)	(0.341)	(0.870)	(0.260)
Net asset value, end of period	$13.198	$12.111	$16.818	$12.080	$14.660
Total return[3]	12.24%	(25.53% )	42.54%	(10.64% )	26.50%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$152,935	$147,979	$218,731	$174,364	$204,193
Ratio of expenses to average net assets	1.13%	1.13%	1.12%	1.13%	1.13%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.14%	1.14%	1.12%	1.14%	1.13%
Ratio of net investment income to average net assets	2.56%	1.75%	0.68%	1.64%	1.40%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.55%	1.74%	0.68%	1.63%	1.40%
Portfolio turnover	16%	16%	15%	127%	98%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP REIT Series, a former series of Delaware VIP® Trust, as the result of a reorganization on
May 1, 2021. Pre-inception information is that of the Delaware VIP REIT Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware U.S. REIT Fund-9

LVIP Delaware U.S. REIT Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware U.S. REIT Fund (formerly, LVIP Delaware REIT Fund)(the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek maximum long-term total return, with capital appreciation as a secondary objective.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are
LVIP Delaware U.S. REIT Fund-10

LVIP Delaware U.S. REIT Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the first $500 million of the Fund's average daily net assets; 0.70% of the next $500 million; 0.65% of the next $1.5 billion; and 0.60% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.83% of the average daily net assets for the Standard Class and 1.13% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2025	2026	Total
LFI	$20,960	$41,738	$62,698
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$28,024
Legal	4,584
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $16,850 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware U.S. REIT Fund-11

LVIP Delaware U.S. REIT Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$7,736
Management fees payable to LFI	229,777
Distribution fees payable to LFD	38,176
Shareholder servicing fees payable to Lincoln Life	8,885
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$54,181,897
Sales	57,494,940
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$316,716,799
Aggregate unrealized appreciation of investments	$67,451,046
Aggregate unrealized depreciation of investments	(16,171,624)
Net unrealized appreciation of investments	$51,279,422
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$366,594,643	$—	$—	$366,594,643
Money Market Fund	1,401,578	—	—	1,401,578
Total Investments	$367,996,221	$—	$—	$367,996,221
There were no Level 3 investments at the beginning or end of the year.
LVIP Delaware U.S. REIT Fund-12

LVIP Delaware U.S. REIT Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and distributions from real estate investment trusts (REITs).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$9,490,970	$8,011,602
Return of capital	1,974,419	3,902,951
Total	$11,465,389	$11,914,553
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(29,467,193)
Other temporary differences	(21,972)
Net unrealized appreciation	51,279,422
Distributable earnings/(accumulated loss)	$21,790,257
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily due to real estate investment trusts (REITs):
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$24,996	$(24,996)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$16,990,551	$12,476,642	$29,467,193
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,254,508	2,175,227
Service Class	1,063,257	1,458,111
Shares reinvested:
Standard Class	525,896	594,051
Service Class	339,250	404,565
	4,182,911	4,631,954
Shares redeemed:
Standard Class	(2,591,970)	(2,853,504)
Service Class	(2,032,448)	(2,650,350)
	(4,624,418)	(5,503,854)
Net decrease	(441,507)	(871,900)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are
LVIP Delaware U.S. REIT Fund-13

LVIP Delaware U.S. REIT Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund concentrates its investments in the real estate industry and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund is also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations. Its investments may also tend to fluctuate more in value than a portfolio that invests in a broader range of industries.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware U.S. REIT Fund-14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware U.S. REIT Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware U.S. REIT Fund (formerly LVIP Delaware REIT Fund) (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2021, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware U.S. REIT Fund–15

LVIP Delaware U.S. REIT Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group and the net expense ratio was within range of the median net expense ratio of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware U.S. REIT Fund-16

LVIP Delaware U.S. REIT Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware U.S. REIT Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware U.S. REIT Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Real Estate funds category and the FTSE NAREIT Equity REITs Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods.  The Board considered LFI’s comments that the subadviser was replaced in 2020.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule and noted DIFA’s statement that there were no comparable accounts for which DIFA serves as the investment adviser.  The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware U.S. REIT Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware U.S. REIT Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware U.S. REIT Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware U.S. REIT Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware U.S. REIT Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware U.S. REIT Fund-22

LVIP Delaware Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Value Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 3.49% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 1000® Value Index1, returned 11.46%.
U.S. stocks were broadly higher for the year, led by stocks of the largest companies, particularly those of technology-related businesses. By the end of 2023, the 10 largest stocks in the broad market S&P 500® Index2 accounted for more than 30% of the index’s market capitalization – a historically high level of concentration. Falling inflation, exuberance for companies involved in artificial intelligence (AI), and a growing belief that the U.S. Federal Reserve (the Fed) could engineer a soft landing for the economy helped push the major indices higher during the year.
For 2023, the Fund underperformed its benchmark, the Russell 1000® Value Index. At the Fund level, stock selection detracted from relative performance while sector allocation was a contributor. The three largest detractors from a sector perspective were Consumer Staples, Industrials, and Communication Services. The three largest contributors at the sector level were Information Technology, Utilities, and Energy.  Discount retailer Dollar General Corp. was a leading detractor in the Fund. The company’s shares came under significant pressure during the period, owing to weaker-than-expected results, lowered full-year guidance, and missteps around inventory management. Packaged food maker Conagra Brands Inc. was another leading detractor. Following a relatively strong year in 2022, packaged food stocks were under pressure in 2023 owing to investors’ concerns around pricing power, consumer demand, and the potential effects of GLP-1 drugs (used to treat diabetes and obesity) on dietary habits. Grain processor and agricultural services provider Archer-Daniels-Midland Co. was another notable detractor. Results in the company’s Nutrition segment were weaker than expected and it lowered its operating profit target for that business.  Broadcom Inc., a provider of semiconductor and enterprise software solutions, was a leading contributor (the Fund’s position in Broadcom was sold during the year). The company’s offerings include products that support AI technology and strong investor enthusiasm for companies exposed to AI contributed to the stock’s surge. Cloud services provider Oracle Corp. was also a leading contributor. Oracle’s autonomous database business is a beneficiary of generative AI, and the company has indicated that demand for its AI processing exceeds capacity. IT services and consulting provider Cognizant Technology Solutions Corp. was another notable contributor. In 2023, the company’s results were viewed positively despite a generally challenging backdrop for IT services.
While relative performance in 2023 was disappointing, we think the Fund’s positioning is especially strong right now. Valuation is attractive with the Fund’s price-to-earnings (P/E) ratio below that of the benchmark. From a quality factor perspective, the Fund’s exposure to earnings quality and profitability are at the high ends of their historical ranges.
Portfolio Managers:
Delaware Investments Fund Advisers:
 Nikhil G. Lalvani
Kristen E. Bartholdson
Erin Ksenak
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware Value Fund - Standard Class
LVIP Delaware Value Fund - Service Class
Russell 1000® Value Index
$36,000
$33,000
$30,000
$27,000
$24,000
$21,000
$18,000
$15,000
$12,000
$9,000
12/31/13
12/31/23
$22,399
$21,268
$20,685

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Value Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,268 for the Standard Class shares and to $20,685 for the Service Class shares. For comparison, look at how the Russell 1000® Value Index did over the same period. The same $10,000 investment would have increased to $22,399. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 3.49%
Five Years	+ 8.10%
Ten Years	+ 7.84%
Service Class Shares
One Year	+ 3.18%
Five Years	+ 7.78%
Ten Years	+ 7.54%
1. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
LVIP Delaware Value Fund-1

LVIP Delaware Value Fund
2023 Annual Report Commentary (unaudited) (continued)
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”). Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware Value Fund-2

LVIP Delaware Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,043.30	0.69%	$3.55
Service Class Shares	1,000.00	1,041.60	0.99%	5.09
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.70	0.69%	$3.52
Service Class Shares	1,000.00	1,020.30	0.99%	5.04

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware Value Fund-3

LVIP Delaware Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.09%
Aerospace & Defense	5.67%
Banks	6.46%
Chemicals	2.99%
Communications Equipment	5.74%
Diversified Financial Services	3.15%
Diversified Telecommunication Services	3.03%
Electric Utilities	3.04%
Electronic Equipment, Instruments & Components	3.13%
Entertainment	2.77%
Food & Staples Retailing	6.33%
Food Products	5.56%
Health Care Equipment & Supplies	5.73%
Health Care Providers & Services	6.06%
Industrial Conglomerates	3.17%
Insurance	8.92%
IT Services	3.21%
Machinery	3.14%
Media	0.44%
Oil, Gas & Consumable Fuels	2.90%
Pharmaceuticals	5.81%
Residential REITs	2.95%
Software	2.77%
Specialty Retail	6.12%
Money Market Fund	0.88%
Total Investments	99.97%
Receivables and Other Assets Net of Liabilities	0.03%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Dollar Tree, Inc.	3.29%
Truist Financial Corp.	3.25%
U.S. Bancorp	3.22%
Cognizant Technology Solutions Corp. Class A	3.21%
CVS Health Corp.	3.20%
Honeywell International, Inc.	3.17%
Fidelity National Information Services, Inc.	3.16%
American International Group, Inc.	3.15%
Dover Corp.	3.14%
Allstate Corp.	3.13%
Total	31.92%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Delaware Value Fund-4

LVIP Delaware Value Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.09%
Aerospace & Defense–5.67%
Northrop Grumman Corp.	82,800	$38,761,992
RTX Corp.	441,574	37,154,036
		75,916,028
Banks–6.46%
Truist Financial Corp.	1,177,900	43,488,068
U.S. Bancorp	995,200	43,072,256
		86,560,324
Chemicals–2.99%
DuPont de Nemours, Inc.	520,883	40,071,529
		40,071,529
Communications Equipment–5.74%
Cisco Systems, Inc.	737,900	37,278,708
Motorola Solutions, Inc.	126,600	39,637,194
		76,915,902
Diversified Financial Services–3.15%
Fidelity National Information Services, Inc.	703,734	42,273,301
		42,273,301
Diversified Telecommunication Services–3.03%
Verizon Communications, Inc.	1,076,600	40,587,820
		40,587,820
Electric Utilities–3.04%
Duke Energy Corp.	419,500	40,708,280
		40,708,280
Electronic Equipment, Instruments & Components–3.13%
†Teledyne Technologies, Inc.	93,858	41,887,887
		41,887,887
Entertainment–2.77%
Walt Disney Co.	411,384	37,143,861
		37,143,861
Food & Staples Retailing–6.33%
Dollar General Corp.	298,786	40,619,957
†Dollar Tree, Inc.	310,700	44,134,935
		84,754,892
Food Products–5.56%
Archer-Daniels-Midland Co.	516,900	37,330,518
Conagra Brands, Inc.	1,294,304	37,094,753
		74,425,271
Health Care Equipment & Supplies–5.73%
Baxter International, Inc.	1,055,800	40,817,228
†Hologic, Inc.	504,088	36,017,087
		76,834,315
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services–6.06%
Cigna Group	127,951	$38,314,927
CVS Health Corp.	542,300	42,820,008
		81,134,935
Industrial Conglomerates–3.17%
Honeywell International, Inc.	202,373	42,439,642
		42,439,642
Insurance–8.92%
Allstate Corp.	299,306	41,896,854
American International Group, Inc.	623,800	42,262,450
Travelers Cos., Inc.	185,433	35,323,132
		119,482,436
IT Services–3.21%
Cognizant Technology Solutions Corp. Class A	568,822	42,963,126
		42,963,126
Machinery–3.14%
Dover Corp.	273,857	42,121,945
		42,121,945
Media–0.44%
Comcast Corp. Class A	134,542	5,899,667
		5,899,667
Oil, Gas & Consumable Fuels–2.90%
ConocoPhillips	334,852	38,866,272
		38,866,272
Pharmaceuticals–5.81%
Johnson & Johnson	245,600	38,495,344
Merck & Co., Inc.	361,200	39,378,024
		77,873,368
Residential REITs–2.95%
Equity Residential	645,800	39,497,128
		39,497,128
Software–2.77%
Oracle Corp.	352,100	37,121,903
		37,121,903
Specialty Retail–6.12%
Lowe's Cos., Inc.	184,800	41,127,240
TJX Cos., Inc.	435,200	40,826,112
		81,953,352
Total Common Stock (Cost $1,133,658,070)		1,327,433,184

LVIP Delaware Value Fund-5

LVIP Delaware Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–0.88%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	11,716,440	$11,716,440
Total Money Market Fund (Cost $11,716,440)		11,716,440

TOTAL INVESTMENTS–99.97% (Cost $1,145,374,510)	$1,339,149,624
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.03%	456,443
NET ASSETS APPLICABLE TO 53,088,703 SHARES OUTSTANDING–100.00%	$1,339,606,067
NET ASSET VALUE PER SHARE–LVIP DELAWARE VALUE FUND STANDARD CLASS ($1,042,285,323 / 41,299,383 Shares)	$25.237
NET ASSET VALUE PER SHARE–LVIP DELAWARE VALUE FUND SERVICE CLASS ($297,320,744 / 11,789,320 Shares)	$25.220
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,098,569,802
Distributable earnings/(accumulated loss)	241,036,265
TOTAL NET ASSETS	$1,339,606,067

†Non-income producing.

★Includes $5,795,959 payable for securities purchased, $2,518,015 payable for fund shares redeemed, $10,615 other accrued expenses payable, $786,737 due to manager and affiliates, $25,200 payable for audit fee and $40,851 payable for fund accounting fee as of December
31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund-6

LVIP Delaware Value Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$29,382,330
EXPENSES:
Management fees	6,959,221
Distribution fees-Service Class	897,333
Shareholder servicing fees	329,598
Accounting and administration expenses	212,830
Professional fees	64,254
Trustees’ fees and expenses	39,235
Reports and statements to shareholders	19,594
Custodian fees	11,385
Consulting fees	3,154
Pricing fees	681
Other	28,855
8,566,140
Plus:
Recoupment of prior expenses reduced by the Advisor	79,843
Total operating expenses	8,645,983
NET INVESTMENT INCOME	20,736,347
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	59,855,607
Net change in unrealized appreciation (depreciation) of investments	(20,763,934)
NET REALIZED AND UNREALIZED GAIN	39,091,673
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$59,828,020
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$20,736,347	$11,563,889
Net realized gain	59,855,607	50,281,274
Net change in unrealized appreciation (depreciation)	(20,763,934)	(91,274,736)
Net increase (decrease) in net assets resulting from operations	59,828,020	(29,429,573)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(63,300,935)	(37,460,564)
Service Class	(17,432,429)	(29,554,839)
	(80,733,364)	(67,015,403)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	726,328,671	47,622,801
Service Class	27,448,228	47,029,392
Reinvestment of dividends and distributions:
Standard Class	63,300,935	37,460,564
Service Class	17,432,429	29,554,839
	834,510,263	161,667,596
Cost of shares redeemed:
Standard Class	(132,841,566)	(99,003,450)
Service Class	(58,397,921)	(98,507,669)
	(191,239,487)	(197,511,119)
Increase (decrease) in net assets derived from capital share transactions	643,270,776	(35,843,523)
NET INCREASE (DECREASE) IN NET ASSETS	622,365,432	(132,288,499)
NET ASSETS:
Beginning of year	717,240,635	849,529,134
End of year	$1,339,606,067	$717,240,635
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund-7

LVIP Delaware Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Value Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$25.984	$29.690	$28.810	$31.090	$28.310
Income (loss) from investment operations:
Net investment income[2]	0.477	0.457	0.454	0.550	0.570
Net realized and unrealized gain (loss)	0.367	(1.613)	5.619	(0.920)	4.870
Total from investment operations	0.844	(1.156)	6.073	(0.370)	5.440
Less dividends and distributions from:
Net investment income	(0.432)	(0.488)	(1.059)	(0.580)	(0.540)
Net realized gain	(1.159)	(2.062)	(4.131)	(1.330)	(2.120)
Return of capital	—	—	(0.003)	—	—
Total dividends and distributions	(1.591)	(2.550)	(5.193)	(1.910)	(2.660)
Net asset value, end of period	$25.237	$25.984	$29.690	$28.810	$31.090
Total return[3]	3.49%	(3.27% )	22.42%	0.41%	19.97%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,042,285	$397,629	$463,942	$419,362	$440,587
Ratio of expenses to average net assets	0.68% [4]	0.69%	0.69%	0.70%	0.69%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.67%	0.70%	0.69%	0.70%	0.69%
Ratio of net investment income to average net assets	1.91% [4]	1.65%	1.54%	2.10%	1.92%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	1.92%	1.64%	1.54%	2.10%	1.92%
Portfolio turnover	26%	8%	25%	33%	13%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Value Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect.
Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]
The Fund recouped previously waived expenses during the year ended December 31, 2023, which increased the Ratio of expenses to average net assets and decreased
Ratio of net investment income to average net assets by 0.01%.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund-8

LVIP Delaware Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Value Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$25.970	$29.673	$28.700	$30.950	$28.200
Income (loss) from investment operations:
Net investment income[2]	0.402	0.373	0.365	0.470	0.480
Net realized and unrealized gain (loss)	0.361	(1.612)	5.595	(0.900)	4.840
Total from investment operations	0.763	(1.239)	5.960	(0.430)	5.320
Less dividends and distributions from:
Net investment income	(0.354)	(0.402)	(0.854)	(0.490)	(0.450)
Net realized gain	(1.159)	(2.062)	(4.130)	(1.330)	(2.120)
Return of capital	—	—	(0.003)	—	—
Total dividends and distributions	(1.513)	(2.464)	(4.987)	(1.820)	(2.570)
Net asset value, end of period	$25.220	$25.970	$29.673	$28.700	$30.950
Total return[3]	3.18%	(3.56% )	22.04%	0.13%	19.60%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$297,321	$319,612	$385,587	$362,270	$399,310
Ratio of expenses to average net assets	0.98% [4]	0.99%	0.99%	1.00%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.97%	1.00%	0.99%	1.00%	0.99%
Ratio of net investment income to average net assets	1.61% [4]	1.35%	1.24%	1.80%	1.62%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed/recouped	1.62%	1.34%	1.24%	1.80%	1.62%
Portfolio turnover	26%	8%	25%	33%	13%

[1]
The Fund adopted the accounting and performance history of the Delaware VIP Value Series, a former series of Delaware VIP® Trust, as the result of a reorganization on May 1, 2021. Pre-inception information is that of the Delaware VIP Value Series.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements/recoupments by the manager. Performance would have been lower had the waivers/reimbursements/recoupments not been in effect.
Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]
The Fund recouped previously waived expenses during the year ended December 31, 2023, which increased the Ratio of expenses to average net assets and decreased
Ratio of net investment income to average net assets by 0.01%.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Value Fund-9

LVIP Delaware Value Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities
LVIP Delaware Value Fund-10

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund's average daily net assets; 0.60% of the next $500 million; 0.55% of the next $1.5 billion; and 0.50% of the Fund's average daily net assets in excess of $2.5 billion.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.69% of the average daily net assets for the Standard Class and 0.99% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has recouped $79,843 in previously reimbursed Fund expenses. As of December 31, 2023, no expense reimbursements were subject to recoupment.
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$87,634
Legal	14,404
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $13,502 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.30% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LVIP Delaware Value Fund-11

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$679,571
Distribution fees payable to LFD	74,693
Shareholder servicing fees payable to Lincoln Life	32,473
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$864,017,247
Sales	285,437,749
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,145,390,584
Aggregate unrealized appreciation of investments	$265,679,588
Aggregate unrealized depreciation of investments	(71,920,548)
Net unrealized appreciation of investments	$193,759,040
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$1,327,433,184	$—	$—	$1,327,433,184
Money Market Fund	11,716,440	—	—	11,716,440
Total Investments	$1,339,149,624	$—	$—	$1,339,149,624
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
LVIP Delaware Value Fund-12

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/23	12/31/22
Ordinary income	$33,296,824	$12,458,615
Long-term capital gains	47,436,540	54,556,788
Total	$80,733,364	$67,015,403
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$2,008,552
Undistributed long-term capital gains	45,268,673
Net unrealized appreciation	193,759,040
Distributable earnings/(accumulated loss)	$241,036,265
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	28,724,743	1,708,417
Service Class	1,092,140	1,678,944
Shares reinvested:
Standard Class	2,568,659	1,521,310
Service Class	709,737	1,205,361
	33,095,279	6,114,032
Shares redeemed:
Standard Class	(5,296,577)	(3,553,375)
Service Class	(2,319,374)	(3,572,041)
	(7,615,951)	(7,125,416)
Net increase (decrease)	25,479,328	(1,011,384)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Delaware Value Fund-13

LVIP Delaware Value Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Value Fund-14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Value Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets and its financial highlights for each of the two years in the period then ended, in conformity with U.S. generally accepted accounting principles.
The financial highlights for each of the periods in the three-year period ended December 31, 2021, were audited by another independent registered public accounting firm whose report, dated February 28, 2022, expressed an unqualified opinion on that statement of changes in net assets and those financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware Value Fund–15

LVIP Delaware Value Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Delaware Value Fund-16

LVIP Delaware Value Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule, that LFI had agreed to implement an additional breakpoint effective June 2023 and that LFI had implemented an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware ValueFund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement.  The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA.  The Board considered that DIFA uses an affiliated investment adviser as sub-subadviser in connection with the subadvisory services provided to the Fund.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Delaware Value Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Value funds category and the Russell 1000® Value Total Return USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one, three-, five- and ten-year periods. The Board noted LFI’s comments that longer-term underperformance was especially impacted by a difficult first quarter in 2023 with significant detractions from security selection in the Financials and Healthcare sectors.  The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which includes a breakpoint, and the management fee of funds with a similar investment strategy for which DIFA serves as the investment adviser.  The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA.  The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Value Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware Value Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware Value Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware Value Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Value Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Value Fund-22

LVIP Delaware Wealth Builder Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Delaware Wealth Builder Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Delaware Wealth Builder Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Delaware Investments Fund Advisers
The Fund returned 9.91% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the LVIP Delaware Wealth Builder Composite1, returned 15.62% and its broad-based benchmark index, the S&P 500® Index2, returned 26.29%.
At the start of 2023, there was a positive reversal of trends from the challenges and large drawdowns that had mostly characterized 2022. The equity and bond markets started the year strong on the heels of China’s reopening and hope for falling inflation. Although headline inflation rates tended to fall thanks to the downtrend in energy prices, core inflation often continued to rise. Three U.S. regional banks collapsed in March, and Switzerland's Credit Suisse experienced severe turbulence before UBS Group AG acquired it. Bank share prices plummeted, and stock markets in general fell sharply. Government bonds and gold rallied, risk premiums on corporate bonds widened, and the U.S. dollar lost ground against the euro.
Stock markets in developed countries trended slightly positive as the second quarter of 2023 began, although North American equities were under water at times. Europe and the Pacific region were the strongest performers, whereas emerging markets, led by China, slipped into negative territory. Equity markets saw some strong performance in June, particularly in Japan and the U.S., although overall equity performance was somewhat bumpy. After Congress agreed to raise the U.S. debt ceiling and the Fiscal Responsibility Act of 2023 was signed into law in early June, equities rallied significantly. However, this positive phase was short lived. A large downturn followed the central bank meetings of the U,S, Federal Reserve (the Fed) and the European Central Bank (ECB). Strong performance returned only toward the end of June after the release of several surprisingly good U.S. economic data points.
The third quarter of 2023 challenged markets as most major asset classes declined largely because central banks around the world continued tightening their monetary policy. In the U.S., the Fed continued raising rates, and the Federal Open Market Committee (FOMC) increased its interest rate outlook, with the latest dot plot calling for a median federal funds rate of 5.6% by the end of 2023. The ECB raised short-term policy rates to the highest level in more than 20 years. However, China continued to be the contrarian among major economies, easing both fiscal and monetary policy.
Higher rates make servicing debt more difficult, especially for governments running large budget deficits. None of this was lost on Fitch Ratings, the credit rating agency. It downgraded the U.S. credit rating in August from AAA to AA+, focusing attention on the U.S. government, which carries a national debt of more than $33 trillion. Capital markets reacted by selling off bonds as interest rates soared globally. The U.S. 10-year Treasury yield peaked at a level not seen since 2007. Similar trends appeared around the world, with 10-year German and Japanese government bonds rising to levels not seen in a decade.
While global equities mostly suffered losses, energy stocks were an exception, as oil prices rose. Crude oil had its biggest quarterly gain since the Russian invasion of Ukraine began in early 2022. This followed news that Saudi Arabia and Russia were extending production cuts until the end of 2023, reducing the overall supply to markets. The fourth quarter of 2023 started very weak for global capital markets. Geopolitical risks and strong U.S. economic data, along with renewed inflationary pressure, drove much of the negative sentiment. The Hamas attacks in Israel in early October led to a significant increase in geopolitical risks and pronounced oil price volatility. After rising initially, oil prices fell steadily throughout October. Gold, on the other hand, was in demand throughout the month. Strength in November continued in December in most equity regions and bond classes. This two-month-long year-end rally accounted for practically all of the annual gains in 2023. Only commodities were weak in December, and for the year as a whole. As a broad asset class, they were dragged down by falling energy prices despite the volatile ongoing Middle East conflict. The price of gold, on the other hand, increased again to register double-digit gains over the year. Bond yields fell significantly in December on both sides of the Atlantic as in the previous month, and risk premiums narrowed for corporate bonds (both investment grade and high yield). Among emerging market bonds, hard currency bonds (denominated in U.S. dollars and other developed market currencies, rather than local emerging market currencies) continued unabated. While the rate of inflation continued to fall in major economies, the economic outlook remained gloomy in Europe but solid in the U.S. In China, an upward trend could be observed in its recently disappointing economy.
Equities had strong gains across all global regions including emerging markets in December, although both China and Japan yielded negative returns. However, over the year, Japan was the leading performer along with the U.S., while Chinese equities continued their months-long downward trend. The Japanese yen gained against the euro in December but was only able to make up for a small part of its annual loss. The U.S. dollar also depreciated against a broad basket of currencies, including the euro, in 2023, with losses increasing in December.
The FOMC left the federal funds target interest rate unchanged at its December meeting, but for the first time explicitly spoke about possible interest rate cuts and reduced the inflation and growth forecasts for 2024. The market then priced interest rate cuts totaling 1.5 percentage points for the new year. The ECB and the Bank of England also left interest rates unchanged but swept aside the issue of interest rate cuts.
The Fund underperformed the composite benchmark. At the overall Fund level, both allocation and security selection effects contributed negatively. Within equities, the allocation to large cap value was the biggest detractor while quality and income contributed positively. The U.S. large cap value equity sleeve underperformed the Russell 1000® Value Index3 for the trailing 12-month period. Stock selection detracted from relative performance while sector allocation was a contributor. The three largest detractors from a sector perspective were consumer staples, industrials, and financials. Stock selection was the primary driver of underperformance for these sectors. The
LVIP Delaware Wealth Builder Fund-1

LVIP Delaware Wealth Builder Fund
2023 Annual Report Commentary (unaudited) (continued)
three largest contributors at the sector level were information technology (IT), utilities, and energy. An overweight allocation drove positive attribution in the IT sector. Stock selection and underweight allocations had positive effects in the utilities and energy sectors.
The quality and income equity sleeve underperformed the S&P 500® Index for the period. Underperformance was driven by security selection effects while allocation effects contributed positively. From a sector level, the main detractors from performance came from communication services and consumer discretionary while information technology and financials contributed positively. The international equity sleeve underperformed the MSCI EAFE Index4 (net). At the sleeve level, allocation effect had a negative impact whereas selection effect had a positive impact on the relative performance. An overweight to consumer staples had a negative impact. Security selection within communication services, materials and healthcare contributed positively partly offset by a negative effect from selection within industrials.
The real estate equity sleeve underperformed the FTSE Nareit Equity REITs Index5 for the period. This was driven by both allocation and selection effects, predominately from shopping centers, office, and tech. Healthcare and freestanding sectors contributed positively during this period.
The U.S. core fixed income sleeve outperformed the Bloomberg US Aggregate Index6 for the 1-year period ended December 31, 2023. Key contributors to performance included an overweight to investment grade corporates and mortgage-backed securities (MBS); security selection within MBS and asset-backed securities (ABS); and exposure to collateralized loan obligations (CLOs). Key detractors from performance included yield curve management, subsector and security selection within investment grade corporates, and an underweight to emerging markets and government-related issuers.
Portfolio Managers:
Delaware Investments Fund Advisers:
 Stefan Loewenthal
Jurgen Wurzer
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Delaware Wealth Builder Fund - Standard Class
LVIP Delaware Wealth Builder Fund - Service Class
LVIP Delaware Wealth Builder Composite
S&P 500® Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$31,150
$19,889
$15,454
$15,072

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Delaware Wealth Builder Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,454 for the Standard Class shares and to $15,072 for the Service Class shares. For comparison, look at how the LVIP Delaware Wealth Builder Composite and S&P 500® Index did over the same period. The same $10,000 investment would have increased to $19,889 and $31,150, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 9.91%
Five Years	+ 5.95%
Ten Years	+ 4.45%
Service Class Shares
One Year	+ 9.64%
Five Years	+ 5.69%
Ten Years	+ 4.19%
1. The LVIP Delaware Wealth Builder Composite is an unmanaged index compiled by the Fund’s adviser, which shows how the Fund’s performance compares with the returns of an index that reflects a similar asset allocation to the market sectors in which the Fund invests. The LVIP Delaware Wealth Builder Composite is constructed as follows: 50% S&P 500® Index and 50% Bloomberg U.S. Aggregate Bond Index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The Russell 1000® Value Index measures the performance of the large cap value segment of the US equity universe. It includes those Russell 1000 companies with relatively lower price-to-book ratios.
LVIP Delaware Wealth Builder Fund-2

LVIP Delaware Wealth Builder Fund
2023 Annual Report Commentary (unaudited) (continued)
4. The MSCI EAFE Index (net dividends) is a free-float adjusted market capitalization index that is designed to measure equity market performance of developed markets (Europe, Australia and the Far East), excluding the U.S. and Canada. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
5. The FTSE Nareit Equity REITs Index is a free-float adjusted, market capitalization-weighted index of U.S. equity REITs.
6. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
Macquarie Asset Management (“MAM”) is the asset management division of Macquarie Group Limited (“Macquarie Group”).  Subadvisory services are provided by Delaware Investments Fund Advisers, a series of Macquarie Investment Management Business Trust (“MIMBT”).  MIMBT is a federally registered investment adviser and a subsidiary of Macquarie Management Holdings, Inc. (“MMHI”). MMHI is a wholly owned subsidiary of Macquarie Group.
Other than Macquarie Bank Limited ABN 46 008 583 542 (“Macquarie Bank”), any Macquarie Group entity noted in this document is not an authorized deposit-taking institution for the purposes of the Banking Act 1959 (Commonwealth of Australia). The obligations of these other Macquarie Group entities do not represent deposits or other liabilities of Macquarie Bank. Macquarie Bank does not guarantee or otherwise provide assurance in respect of the obligations of these other Macquarie Group entities. In addition, if this document relates to an investment, (a) the investor is subject to investment risk including possible delays in repayment and loss of income and principal invested and (b) none of Macquarie Bank or any other Macquarie Group entity guarantees any particular rate of return on or the performance of the investment, nor do they guarantee repayment of capital in respect of the investment.
All third-party trademarks are the property of their respective owners.
© 2023 Macquarie Management Holdings, Inc.
LVIP Delaware Wealth Builder Fund-3

LVIP Delaware Wealth Builder Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,051.70	0.71%	$3.67
Service Class Shares	1,000.00	1,050.50	0.96%	4.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.71%	$3.62
Service Class Shares	1,000.00	1,020.40	0.96%	4.89

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Delaware Wealth Builder Fund-4

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and
Geography Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	49.01%
U.S. Markets	44.70%
Aerospace & Defense	1.05%
Air Freight & Logistics	0.27%
Banks	1.90%
Biotechnology	0.85%
Building Products	0.27%
Capital Markets	1.96%
Chemicals	0.72%
Communications Equipment	1.32%
Consumer Finance	0.51%
Diversified Financial Services	0.74%
Diversified Telecommunication Services	0.95%
Electric Utilities	0.51%
Electronic Equipment, Instruments & Components	0.53%
Entertainment	0.46%
Equity Real Estate Investment Trusts	0.02%
Food & Staples Retailing	1.07%
Food Products	0.94%
Health Care Equipment & Supplies	1.22%
Health Care Providers & Services	1.93%
Health Care REITs	0.13%
Hotel & Resort REITs	0.15%
Hotels, Restaurants & Leisure	0.38%
Household Durables	0.35%
Household Products	0.17%
Industrial Conglomerates	0.52%
Industrial REITs	0.34%
Insurance	2.69%
IT Services	0.76%
Machinery	0.73%
Media	0.13%
Multiline Retail	0.12%
Office REITs	0.09%
Oil, Gas & Consumable Fuels	3.04%
Personal Products	0.24%
Pharmaceuticals	2.08%
Professional Services	0.58%
Residential REITs	0.88%
Retail REITs	0.49%
Semiconductors & Semiconductor Equipment	3.39%
Software	2.35%
Specialized REITs	0.58%
Specialty Retail	3.49%
Technology Hardware, Storage & Peripherals	3.11%
Textiles, Apparel & Luxury Goods	0.24%
Tobacco	0.45%
Security Type/Sector	Percentage of Net Assets
Developed Markets	4.31%
Beverages	0.41%
Chemicals	0.22%
Commercial Services & Supplies	0.23%
Diversified Telecommunication Services	0.08%
Food & Staples Retailing	0.32%
Food Products	0.51%
Hotels, Restaurants & Leisure	0.20%
Machinery	0.33%
Media	0.10%
Personal Products	0.42%
Pharmaceuticals	0.19%
Professional Services	0.14%
Software	0.27%
Specialty Retail	0.10%
Textiles, Apparel & Luxury Goods	0.43%
Tobacco	0.29%
Wireless Telecommunication Services	0.07%
Preferred Stock	0.15%
Agency Collateralized Mortgage Obligations	0.50%
Agency Commercial Mortgage-Backed Security	0.03%
Agency Mortgage-Backed Securities	14.29%
Corporate Bonds	12.71%
Agriculture	0.12%
Auto Parts & Equipment	0.12%
Banks	2.45%
Biotechnology	0.42%
Chemicals	0.09%
Commercial Services	0.03%
Computers	0.05%
Diversified Financial Services	1.13%
Electric	2.11%
Gas	0.07%
Health Care Services	0.39%
Insurance	0.63%
Internet	0.31%
Machinery Diversified	0.44%
Media	0.86%
Mining	0.10%
Miscellaneous Manufacturing	0.10%
Office Business Equipment	0.15%
Oil & Gas	0.15%
Pharmaceuticals	0.42%
Pipelines	1.01%
Real Estate Investment Trusts	0.39%
Semiconductors	0.14%
Software	0.41%
Telecommunications	0.59%
LVIP Delaware Wealth Builder Fund-5

LVIP Delaware Wealth Builder Fund
Security Type/Sector Allocation, Top 10 Equity Holdings and
Geography Allocations (unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Transportation	0.03%
Non-Agency Asset-Backed Securities	2.38%
Non-Agency Collateralized Mortgage Obligations	0.19%
Non-Agency Commercial Mortgage-Backed Securities	3.76%
U.S. Treasury Obligations	12.70%
Exchange-Traded Funds	3.48%
Money Market Fund	0.71%
Short-Term Investment	0.40%
Total Investments	100.31%
Liabilities Net of Receivables and Other Assets	(0.31%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	2.14%
Microsoft Corp.	1.91%
NVIDIA Corp.	1.04%
Merck & Co., Inc.	0.97%
Lowe's Cos., Inc.	0.91%
TJX Cos., Inc.	0.88%
Cisco Systems, Inc.	0.85%
Verizon Communications, Inc.	0.84%
ConocoPhillips	0.81%
Broadcom, Inc.	0.62%
Total	10.97%

Geography	Percentage of Net Assets
Australia	0.10%
Belgium	0.11%
Canada	0.02%
Cayman Islands	0.90%
Denmark	0.12%
Finland	0.08%
France	1.01%
Germany	0.72%
Ireland	0.87%
Japan	0.48%
Netherlands	0.27%
Spain	0.21%
Sweden	0.49%
Switzerland	0.53%
United Kingdom	0.87%
United States	88.94%
Total	95.72%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Delaware Wealth Builder Fund-6

LVIP Delaware Wealth Builder Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–49.01%
U.S. MARKETS–44.70%
Aerospace & Defense–1.05%
Lockheed Martin Corp.	207	$93,821
Northrop Grumman Corp.	1,300	608,582
RTX Corp.	7,379	620,869
		1,323,272
Air Freight & Logistics–0.27%
Expeditors International of Washington, Inc.	2,718	345,730
		345,730
Banks–1.90%
East West Bancorp, Inc.	2,101	151,167
Fifth Third Bancorp	9,635	332,311
KeyCorp	30,738	442,627
PNC Financial Services Group, Inc.	804	124,500
Truist Financial Corp.	18,400	679,328
U.S. Bancorp	15,500	670,840
		2,400,773
Biotechnology–0.85%
AbbVie, Inc.	3,715	575,714
Amgen, Inc.	344	99,079
Gilead Sciences, Inc.	4,917	398,326
		1,073,119
Building Products–0.27%
Masco Corp.	5,140	344,277
		344,277
Capital Markets–1.96%
Ameriprise Financial, Inc.	1,147	435,665
Bank of New York Mellon Corp.	5,924	308,344
BlackRock, Inc.	611	496,010
Blackstone, Inc.	3,865	506,006
Carlyle Group, Inc.	2,200	89,518
Evercore, Inc. Class A	602	102,972
Invesco Ltd.	4,300	76,712
SEI Investments Co.	3,431	218,040
State Street Corp.	3,083	238,809
		2,472,076
Chemicals–0.72%
Dow, Inc.	4,528	248,315
DuPont de Nemours, Inc.	8,600	661,598
		909,913
Communications Equipment–1.32%
Cisco Systems, Inc.	21,191	1,070,569
Motorola Solutions, Inc.	1,900	594,871
		1,665,440
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Consumer Finance–0.51%
Ally Financial, Inc.	5,443	$190,070
Discover Financial Services	1,362	153,089
Synchrony Financial	7,812	298,340
		641,499
Diversified Financial Services–0.74%
Fidelity National Information Services, Inc.	10,882	653,682
Western Union Co.	23,677	282,230
		935,912
Diversified Telecommunication Services–0.95%
AT&T, Inc.	8,492	142,496
Verizon Communications, Inc.	28,014	1,056,128
		1,198,624
Electric Utilities–0.51%
Duke Energy Corp.	6,700	650,168
		650,168
Electronic Equipment, Instruments & Components–0.53%
†Teledyne Technologies, Inc.	1,495	667,204
		667,204
Entertainment–0.46%
Walt Disney Co.	6,410	578,759
		578,759
Equity Real Estate Investment Trusts–0.02%
Essential Properties Realty Trust, Inc.	500	12,780
WP Carey, Inc.	153	9,916
		22,696
Food & Staples Retailing–1.07%
Dollar General Corp.	4,862	660,989
†Dollar Tree, Inc.	4,900	696,045
		1,357,034
Food Products–0.94%
Archer-Daniels-Midland Co.	8,300	599,426
Conagra Brands, Inc.	20,600	590,396
		1,189,822
Health Care Equipment & Supplies–1.22%
Baxter International, Inc.	17,200	664,952
†Hologic, Inc.	8,486	606,324
Smith & Nephew PLC	19,993	274,846
		1,546,122
Health Care Providers & Services–1.93%
Cardinal Health, Inc.	3,236	326,189
Cencora, Inc.	2,034	417,743
LVIP Delaware Wealth Builder Fund-7

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Health Care Providers & Services (continued)
Cigna Group	2,100	$628,845
CVS Health Corp.	8,808	695,480
McKesson Corp.	489	226,397
UnitedHealth Group, Inc.	275	144,779
		2,439,433
Health Care REITs–0.13%
CareTrust REIT, Inc.	744	16,651
Medical Properties Trust, Inc.	262	1,286
Ventas, Inc.	562	28,010
Welltower, Inc.	1,264	113,975
		159,922
Hotel & Resort REITs–0.15%
Apple Hospitality REIT, Inc.	2,783	46,226
Chatham Lodging Trust	2,269	24,324
Host Hotels & Resorts, Inc.	2,805	54,613
Park Hotels & Resorts, Inc.	733	11,215
Ryman Hospitality Properties, Inc.	498	54,810
Sunstone Hotel Investors, Inc.	324	3,476
		194,664
Hotels, Restaurants & Leisure–0.38%
Amadeus IT Group SA	3,724	266,729
Starbucks Corp.	2,194	210,646
		477,375
Household Durables–0.35%
PulteGroup, Inc.	4,335	447,459
		447,459
Household Products–0.17%
Essity AB Class B	8,637	214,083
		214,083
Industrial Conglomerates–0.52%
Honeywell International, Inc.	3,122	654,715
		654,715
Industrial REITs–0.34%
Plymouth Industrial REIT, Inc.	163	3,924
Prologis, Inc.	2,588	344,980
Rexford Industrial Realty, Inc.	1,041	58,400
Terreno Realty Corp.	399	25,005
		432,309
Insurance–2.69%
Allstate Corp.	4,500	629,910
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Insurance (continued)
American Financial Group, Inc.	505	$60,039
American International Group, Inc.	9,500	643,625
Fidelity National Financial, Inc.	5,061	258,212
MetLife, Inc.	6,373	421,446
Principal Financial Group, Inc.	5,065	398,464
Prudential Financial, Inc.	4,091	424,278
Travelers Cos., Inc.	2,975	566,708
		3,402,682
IT Services–0.76%
Accenture PLC Class A	859	301,431
Cognizant Technology Solutions Corp. Class A	8,641	652,655
		954,086
Machinery–0.73%
Dover Corp.	4,472	687,838
Otis Worldwide Corp.	2,611	233,606
		921,444
Media–0.13%
Comcast Corp. Class A	2,142	93,927
Interpublic Group of Cos., Inc.	1,965	64,137
		158,064
Multiline Retail–0.12%
eBay, Inc.	3,375	147,217
		147,217
Office REITs–0.09%
Alexandria Real Estate Equities, Inc.	504	63,892
Cousins Properties, Inc.	1,159	28,221
Highwoods Properties, Inc.	178	4,087
Piedmont Office Realty Trust, Inc. Class A	1,817	12,919
		109,119
Oil, Gas & Consumable Fuels–3.04%
APA Corp.	6,929	248,613
Cheniere Energy, Inc.	1,919	327,593
Chevron Corp.	1,889	281,763
Civitas Resources, Inc.	4,380	299,504
ConocoPhillips	8,761	1,016,889
Coterra Energy, Inc.	9,006	229,833
EOG Resources, Inc.	1,657	200,414
Exxon Mobil Corp.	6,463	646,171
Marathon Petroleum Corp.	2,716	402,946
Texas Pacific Land Corp.	53	83,340
LVIP Delaware Wealth Builder Fund-8

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Oil, Gas & Consumable Fuels (continued)
Viper Energy, Inc.	3,059	$95,991
		3,833,057
Personal Products–0.24%
Medifast, Inc.	4,588	308,405
		308,405
Pharmaceuticals–2.08%
Bristol-Myers Squibb Co.	5,325	273,226
Johnson & Johnson	4,062	636,678
Merck & Co., Inc.	11,192	1,220,152
Novo Nordisk AS Class B	1,461	151,039
Pfizer, Inc.	8,869	255,339
SIGA Technologies, Inc.	14,932	83,619
		2,620,053
Professional Services–0.58%
Paychex, Inc.	3,341	397,946
Robert Half, Inc.	3,829	336,646
		734,592
Residential REITs–0.88%
American Homes 4 Rent Class A	858	30,854
AvalonBay Communities, Inc.	329	61,595
Camden Property Trust	381	37,830
Equity LifeStyle Properties, Inc.	374	26,382
Equity Residential	11,804	721,933
Essex Property Trust, Inc.	294	72,894
Invitation Homes, Inc.	2,362	80,568
Mid-America Apartment Communities, Inc.	255	34,287
Sun Communities, Inc.	257	34,348
UDR, Inc.	436	16,694
		1,117,385
Retail REITs–0.49%
Agree Realty Corp.	725	45,639
Brixmor Property Group, Inc.	2,629	61,177
Kimco Realty Corp.	2,123	45,241
Kite Realty Group Trust	654	14,951
Phillips Edison & Co., Inc.	190	6,931
Realty Income Corp.	1,184	67,985
Regency Centers Corp.	630	42,210
Retail Opportunity Investments Corp.	2,878	40,378
Simon Property Group, Inc.	1,449	206,686
SITE Centers Corp.	1,429	19,477
Spirit Realty Capital, Inc.	925	40,413
Tanger, Inc.	849	23,534
		614,622
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Semiconductors & Semiconductor Equipment–3.39%
Applied Materials, Inc.	1,898	$307,609
Broadcom, Inc.	696	776,910
KLA Corp.	645	374,938
Lam Research Corp.	631	494,237
Microchip Technology, Inc.	894	80,621
Monolithic Power Systems, Inc.	710	447,854
NVIDIA Corp.	2,643	1,308,866
QUALCOMM, Inc.	3,417	494,201
		4,285,236
Software–2.35%
Microsoft Corp.	6,425	2,416,057
Oracle Corp.	5,200	548,236
		2,964,293
Specialized REITs–0.58%
CubeSmart	1,037	48,065
Digital Realty Trust, Inc.	468	62,983
EPR Properties	339	16,424
Equinix, Inc.	205	165,105
Extra Space Storage, Inc.	426	68,301
Gaming & Leisure Properties, Inc.	1,294	63,859
Iron Mountain, Inc.	672	47,027
Lamar Advertising Co. Class A	160	17,005
Outfront Media, Inc.	473	6,603
Public Storage	412	125,660
VICI Properties, Inc.	3,515	112,058
		733,090
Specialty Retail–3.49%
Bath & Body Works, Inc.	8,124	350,632
Best Buy Co., Inc.	4,682	366,507
Home Depot, Inc.	1,992	690,327
Lowe's Cos., Inc.	5,186	1,154,144
Ross Stores, Inc.	2,725	377,113
TJX Cos., Inc.	11,844	1,111,086
Tractor Supply Co.	1,635	351,574
		4,401,383
Technology Hardware, Storage & Peripherals–3.11%
Apple, Inc.	14,040	2,703,121
Dell Technologies, Inc. Class C	5,139	393,134
HP, Inc.	12,683	381,631
NetApp, Inc.	5,023	442,828
		3,920,714
Textiles, Apparel & Luxury Goods–0.24%
NIKE, Inc. Class B	2,837	308,013
		308,013
LVIP Delaware Wealth Builder Fund-9

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
U.S. MARKETS (continued)
Tobacco–0.45%
Philip Morris International, Inc.	4,874	$458,546
Vector Group Ltd.	9,181	103,562
		562,108
Total U.S. Markets (Cost $42,000,918)		56,437,963
§DEVELOPED MARKETS–4.31%
Beverages–0.41%
Anheuser-Busch InBev SA	2,069	133,436
Asahi Group Holdings Ltd.	1,700	63,394
Diageo PLC	8,711	317,115
		513,945
Chemicals–0.22%
Air Liquide SA	1,464	284,642
		284,642
Commercial Services & Supplies–0.23%
Securitas AB Class B	29,252	285,906
		285,906
Diversified Telecommunication Services–0.08%
Orange SA	8,690	98,850
		98,850
Food & Staples Retailing–0.32%
Koninklijke Ahold Delhaize NV	11,651	334,608
Seven & i Holdings Co. Ltd.	1,700	67,458
		402,066
Food Products–0.51%
Danone SA	5,147	333,422
Nestle SA	2,690	311,874
		645,296
Hotels, Restaurants & Leisure–0.20%
Sodexo SA	2,354	258,882
		258,882
Machinery–0.33%
Knorr-Bremse AG	2,016	130,863
Kone OYJ Class B	1,897	94,574
Makita Corp.	7,000	193,121
		418,558
Media–0.10%
Publicis Groupe SA	1,305	121,015
		121,015
Personal Products–0.42%
Kao Corp.	4,900	201,560
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
§DEVELOPED MARKETS (continued)
Personal Products (continued)
Unilever PLC	6,680	$323,557
		525,117
Pharmaceuticals–0.19%
Roche Holding AG	831	241,578
		241,578
Professional Services–0.14%
Intertek Group PLC	3,365	182,119
		182,119
Software–0.27%
SAP SE	2,205	339,524
		339,524
Specialty Retail–0.10%
H & M Hennes & Mauritz AB Class B	6,938	121,494
		121,494
Textiles, Apparel & Luxury Goods–0.43%
adidas AG	1,234	250,876
Kering SA	264	116,286
LVMH Moet Hennessy Louis Vuitton SE	79	63,979
Swatch Group AG	416	113,070
		544,211
Tobacco–0.29%
Altria Group, Inc.	9,170	369,918
		369,918
Wireless Telecommunication Services–0.07%
KDDI Corp.	2,700	85,902
		85,902
Total Developed Markets (Cost $5,077,965)		5,439,023
Total Common Stock (Cost $47,078,883)		61,876,986
PREFERRED STOCK–0.15%
Henkel AG & Co. KGaA 2.54%	2,358	189,663
Total Preferred Stock (Cost $190,136)		189,663

Principal Amount°
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.50%
•Fannie Mae Connecticut Avenue Securities Series 2023-R08 1M1 6.84% (SOFR30A + 1.50%) 10/25/43	479,494	480,413
LVIP Delaware Wealth Builder Fund-10

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae Grantor Trust Series 2001-T7 A1 7.50% 2/25/41	14	$15
•Freddie Mac STACR REMIC Trust Series 2023-HQA3 A1 7.19% (SOFR30A + 1.85%) 11/25/43	148,828	149,665
Total Agency Collateralized Mortgage Obligations (Cost $628,336)		630,093
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITY–0.03%
•FREMF Mortgage Trust Series 2017-K71 B 3.75% 11/25/50	35,000	32,925
Total Agency Commercial Mortgage-Backed Security (Cost $34,566)		32,925
AGENCY MORTGAGE-BACKED SECURITIES–14.29%
Fannie Mae S.F. 15 yr
2.00% 3/1/37	278,128	250,902
2.50% 7/1/36	292,735	270,046
3.00% 11/1/33	19,629	18,734
Fannie Mae S.F. 20 yr
2.00% 3/1/41	121,276	104,176
2.00% 5/1/41	357,464	306,399
3.00% 10/1/47	31,087	27,592
4.00% 8/1/42	289,057	277,599
4.00% 9/1/42	269,264	258,151
Fannie Mae S.F. 30 yr
2.00% 12/1/50	45,927	37,980
2.00% 1/1/51	47,381	39,418
2.00% 2/1/51	177,615	147,302
2.00% 3/1/51	678,038	556,683
2.50% 8/1/50	114,752	99,434
2.50% 1/1/51	133,808	114,563
2.50% 5/1/51	21,860	18,630
2.50% 7/1/51	28,519	24,419
2.50% 8/1/51	158,604	136,306
2.50% 2/1/52	314,332	269,293
2.50% 4/1/52	132,491	113,241
3.00% 1/1/47	5,320	4,889
3.00% 7/1/47	441,318	398,788
3.00% 2/1/48	293,099	266,944
3.00% 3/1/48	130,589	118,141
3.00% 11/1/48	31,655	28,729
3.00% 3/1/50	4,922	4,432
3.00% 7/1/50	96,308	86,811
3.00% 5/1/51	21,596	19,377
3.00% 12/1/51	293,309	261,979
3.00% 2/1/52	267,869	238,395
3.50% 7/1/47	85,556	80,767
3.50% 2/1/48	339,608	318,176
3.50% 11/1/48	46,180	43,098
3.50% 12/1/49	394,908	368,604
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
3.50% 3/1/50	37,105	$34,743
3.50% 7/1/50	147,318	136,732
3.50% 6/1/52	237,179	217,629
4.00% 6/1/48	49,208	47,424
4.00% 5/1/51	222,484	212,836
4.50% 7/1/40	7,324	7,151
4.50% 8/1/41	13,874	13,856
4.50% 5/1/46	30,308	30,269
4.50% 4/1/48	27,930	28,015
4.50% 12/1/48	28,535	28,072
4.50% 1/1/49	44,119	43,467
4.50% 1/1/50	102,369	101,703
4.50% 4/1/50	31,240	30,797
4.50% 9/1/52	69,735	67,619
4.50% 10/1/52	577,125	559,613
4.50% 2/1/53	809,955	785,379
5.00% 1/1/51	111,808	112,126
5.50% 5/1/44	194,152	199,939
5.50% 10/1/52	276,419	278,644
5.50% 11/1/52	195,310	197,442
5.50% 3/1/53	790,270	793,464
5.50% 7/1/53	73,869	74,194
6.00% 1/1/42	49,430	51,636
6.00% 6/1/53	273,058	277,253
6.00% 9/1/53	518,353	526,317
Freddie Mac S.F. 15 yr
3.00% 3/1/35	141,340	134,052
4.50% 9/1/37	258,972	257,848
Freddie Mac S.F. 20 yr
2.50% 6/1/41	501,855	446,757
3.00% 6/1/42	193,075	176,197
5.00% 11/1/42	143,590	144,041
Freddie Mac S.F. 30 yr
2.00% 9/1/51	229,150	188,029
2.00% 2/1/52	44,366	36,260
2.00% 3/1/52	19,129	15,631
2.50% 10/1/50	169,296	144,873
2.50% 11/1/50	110,544	95,224
2.50% 8/1/51	53,649	45,672
2.50% 10/1/51	303,001	260,348
2.50% 12/1/51	108,207	93,100
2.50% 1/1/52	444,651	380,085
3.00% 8/1/48	62,519	56,377
3.00% 11/1/49	6,915	6,179
3.00% 1/1/50	29,894	26,913
3.00% 8/1/51	71,504	63,789
3.50% 6/1/47	424,546	396,191
3.50% 11/1/48	453,916	426,386
3.50% 6/1/52	178,639	164,424
4.00% 10/1/47	76,036	72,722
4.00% 8/1/52	567,136	538,644
4.00% 9/1/52	349,445	331,485
4.50% 8/1/48	164,080	162,050
4.50% 1/1/49	68,667	67,524
LVIP Delaware Wealth Builder Fund-11

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
4.50% 3/1/49	21,784	$21,467
4.50% 8/1/49	69,277	68,589
4.50% 9/1/52	407,561	395,195
4.50% 10/1/52	255,488	247,736
5.00% 7/1/52	139,346	138,854
5.00% 6/1/53	1,112,381	1,101,088
5.50% 9/1/41	35,589	36,701
5.50% 9/1/52	616,974	631,114
5.50% 11/1/52	125,831	126,937
5.50% 6/1/53	65,374	65,638
6.00% 1/1/53	83,104	85,724
GNMA I S.F. 30 yr 3.00% 3/15/50	17,075	15,242
GNMA II S.F. 30 yr
3.00% 12/20/51	153,014	138,500
5.00% 9/20/52	76,952	76,506
Total Agency Mortgage-Backed Securities (Cost $18,855,235)		18,046,410
CORPORATE BONDS–12.71%
Agriculture–0.12%
Bunge Ltd. Finance Corp. 1.63% 8/17/25	155,000	146,529
		146,529
Auto Parts & Equipment–0.12%
Aptiv PLC 3.10% 12/1/51	227,000	147,911
		147,911
Banks–2.45%
μBank of America Corp.
2.48% 9/21/36	175,000	138,612
2.97% 2/4/33	35,000	29,779
5.82% 9/15/29	55,000	56,775
5.87% 9/15/34	25,000	26,169
6.20% 11/10/28	110,000	114,746
μBank of New York Mellon Corp.
4.70% 9/20/25	180,000	175,415
5.80% 10/25/28	19,000	19,699
μCitigroup, Inc. 5.61% 9/29/26	67,000	67,488
μCitizens Bank NA 6.06% 10/24/25	250,000	243,892
μGoldman Sachs Group, Inc.
1.54% 9/10/27	221,000	200,451
6.48% 10/24/29	55,000	58,358
μHuntington Bancshares, Inc. 6.21% 8/21/29	55,000	56,712
μJPMorgan Chase & Co.
5.35% 6/1/34	14,000	14,199
6.25% 10/23/34	21,000	22,764
KeyBank NA 3.40% 5/20/26	250,000	234,309
μMorgan Stanley
2.48% 9/16/36	172,000	136,325
5.25% 4/21/34	15,000	14,998
6.14% 10/16/26	210,000	213,779
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μMorgan Stanley (continued)
6.30% 10/18/28	74,000	$77,518
6.41% 11/1/29	35,000	37,092
6.63% 11/1/34	50,000	55,353
μPNC Financial Services Group, Inc. 6.88% 10/20/34	155,000	172,071
SVB Financial Group
‡1.80% 10/28/26	15,000	9,869
‡1.80% 2/2/31	325,000	213,796
μ‡4.57% 4/29/33	35,000	23,077
μTruist Bank 2.64% 9/17/29	522,000	485,853
μTruist Financial Corp.
4.95% 9/1/25	65,000	62,198
7.16% 10/30/29	38,000	41,041
μU.S. Bancorp
2.49% 11/3/36	30,000	23,266
4.65% 2/1/29	35,000	34,449
5.73% 10/21/26	9,000	9,058
6.79% 10/26/27	20,000	20,881
		3,089,992
Biotechnology–0.42%
Amgen, Inc.
5.15% 3/2/28	245,000	250,819
5.25% 3/2/30	25,000	25,700
5.25% 3/2/33	107,000	109,700
5.65% 3/2/53	20,000	21,042
Gilead Sciences, Inc. 5.55% 10/15/53	35,000	37,923
Royalty Pharma PLC 1.75% 9/2/27	90,000	80,705
		525,889
Chemicals–0.09%
Celanese U.S. Holdings LLC
6.05% 3/15/25	7,000	7,043
6.17% 7/15/27	105,000	107,662
		114,705
Commercial Services–0.03%
ERAC USA Finance LLC
4.90% 5/1/33	25,000	24,966
5.40% 5/1/53	15,000	15,745
		40,711
Computers–0.05%
Apple, Inc.
1.40% 8/5/28	40,000	35,439
2.70% 8/5/51	35,000	24,067
		59,506
Diversified Financial Services–1.13%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust 4.45% 4/3/26	325,000	319,122
LVIP Delaware Wealth Builder Fund-12

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Air Lease Corp.
2.88% 1/15/26	410,000	$390,591
4.63% 10/1/28	85,000	83,044
Aviation Capital Group LLC 3.50% 11/1/27	165,000	151,990
Jefferies Financial Group, Inc.
2.63% 10/15/31	500,000	414,158
5.88% 7/21/28	20,000	20,508
6.45% 6/8/27	25,000	25,957
6.50% 1/20/43	15,000	15,722
		1,421,092
Electric–2.11%
AEP Texas, Inc.
3.45% 1/15/50	20,000	14,420
5.40% 6/1/33	20,000	20,305
Baltimore Gas & Electric Co. 4.55% 6/1/52	100,000	91,627
Berkshire Hathaway Energy Co. 2.85% 5/15/51	50,000	33,775
Duke Energy Carolinas LLC 4.95% 1/15/33	215,000	218,982
Duke Energy Indiana LLC
2.75% 4/1/50	125,000	80,812
3.25% 10/1/49	275,000	199,322
Entergy Louisiana LLC 4.95% 1/15/45	20,000	18,289
Entergy Mississippi LLC 2.85% 6/1/28	165,000	152,294
Entergy Texas, Inc. 3.55% 9/30/49	325,000	245,214
Exelon Corp. 5.30% 3/15/33	25,000	25,513
National Rural Utilities Cooperative Finance Corp.
2.85% 1/27/25	330,000	321,466
5.80% 1/15/33	10,000	10,590
Nevada Power Co. 3.13% 8/1/50	165,000	114,304
NextEra Energy Capital Holdings, Inc. 5.75% 9/1/25	15,000	15,142
Oglethorpe Power Corp. 6.20% 12/1/53	10,000	10,725
Southern California Edison Co.
3.65% 2/1/50	80,000	61,930
4.00% 4/1/47	85,000	69,288
4.88% 3/1/49	130,000	119,110
Southwestern Electric Power Co. 4.10% 9/15/28	460,000	444,956
Vistra Operations Co. LLC
5.13% 5/13/25	320,000	316,888
6.95% 10/15/33	50,000	52,622
WEC Energy Group, Inc. 1.80% 10/15/30	40,000	32,613
		2,670,187
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas–0.07%
Southern California Gas Co. 2.95% 4/15/27	95,000	$90,103
		90,103
Health Care Services–0.39%
Elevance Health, Inc. 5.13% 2/15/53	27,000	27,035
HCA, Inc. 3.50% 7/15/51	44,000	30,984
UnitedHealth Group, Inc.
4.20% 5/15/32	86,000	84,153
4.50% 4/15/33	286,000	284,183
5.05% 4/15/53	70,000	70,712
		497,067
Insurance–0.63%
American International Group, Inc. 5.13% 3/27/33	110,000	111,626
Aon Corp./Aon Global Holdings PLC
2.90% 8/23/51	85,000	55,414
5.00% 9/12/32	150,000	149,784
Athene Holding Ltd.
3.45% 5/15/52	125,000	83,991
3.95% 5/25/51	55,000	41,287
Brighthouse Financial, Inc. 3.85% 12/22/51	140,000	92,099
Marsh & McLennan Cos., Inc. 5.70% 9/15/53	110,000	119,537
New York Life Global Funding 5.45% 9/18/26	145,000	148,194
		801,932
Internet–0.31%
Amazon.com, Inc.
1.50% 6/3/30	375,000	317,614
2.50% 6/3/50	45,000	29,935
3.60% 4/13/32	40,000	38,103
		385,652
Machinery Diversified–0.44%
Otis Worldwide Corp. 2.57% 2/15/30	620,000	551,311
		551,311
Media–0.86%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.85% 4/1/61	480,000	299,190
4.40% 12/1/61	215,000	148,570
Comcast Corp.
2.80% 1/15/51	29,000	19,325
3.20% 7/15/36	69,000	58,003
4.80% 5/15/33	25,000	25,309
Discovery Communications LLC 4.00% 9/15/55	510,000	362,886
LVIP Delaware Wealth Builder Fund-13

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Time Warner Cable LLC 7.30% 7/1/38	165,000	$170,145
		1,083,428
Mining–0.10%
BHP Billiton Finance USA Ltd. 5.25% 9/8/30	125,000	129,500
		129,500
Miscellaneous Manufacturing–0.10%
Teledyne Technologies, Inc.
2.25% 4/1/28	75,000	67,909
2.75% 4/1/31	65,000	56,554
		124,463
Office Business Equipment–0.15%
CDW LLC/CDW Finance Corp.
2.67% 12/1/26	15,000	14,036
3.28% 12/1/28	195,000	178,754
		192,790
Oil & Gas–0.15%
BP Capital Markets America, Inc. 4.81% 2/13/33	55,000	55,452
Diamondback Energy, Inc. 4.25% 3/15/52	68,000	54,891
Occidental Petroleum Corp. 6.13% 1/1/31	82,000	85,131
		195,474
Pharmaceuticals–0.42%
Bristol-Myers Squibb Co. 5.90% 11/15/33	30,000	32,686
CVS Health Corp. 4.78% 3/25/38	490,000	464,217
Pfizer Investment Enterprises Pte. Ltd. 5.30% 5/19/53	30,000	30,627
		527,530
Pipelines–1.01%
Cheniere Energy Partners LP 4.50% 10/1/29	55,000	52,606
Enbridge, Inc. 6.70% 11/15/53	25,000	29,076
Energy Transfer LP 6.25% 4/15/49	230,000	237,844
Enterprise Products Operating LLC
3.30% 2/15/53	20,000	14,819
5.35% 1/31/33	140,000	146,519
Kinder Morgan, Inc. 5.20% 6/1/33	35,000	34,789
MPLX LP
1.75% 3/1/26	30,000	28,063
4.00% 3/15/28	85,000	81,941
ONEOK, Inc.
5.65% 11/1/28	15,000	15,528
5.80% 11/1/30	25,000	25,991
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
ONEOK, Inc. (continued)
6.05% 9/1/33	15,000	$15,893
6.10% 11/15/32	180,000	191,266
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00% 1/15/32	105,000	95,879
5.00% 1/15/28	185,000	182,706
Tennessee Gas Pipeline Co. LLC 2.90% 3/1/30	140,000	123,307
		1,276,227
Real Estate Investment Trusts–0.39%
American Homes 4 Rent LP 3.63% 4/15/32	175,000	156,727
Crown Castle, Inc.
1.05% 7/15/26	70,000	63,153
2.10% 4/1/31	111,000	90,405
5.60% 6/1/29	21,000	21,473
VICI Properties LP 4.95% 2/15/30	160,000	155,251
		487,009
Semiconductors–0.14%
Broadcom, Inc. 3.47% 4/15/34	163,000	141,811
Entegris Escrow Corp. 4.75% 4/15/29	40,000	38,536
		180,347
Software–0.41%
Autodesk, Inc. 2.40% 12/15/31	185,000	158,283
Oracle Corp.
3.60% 4/1/50	109,000	80,737
4.65% 5/6/30	15,000	14,941
Workday, Inc.
3.50% 4/1/27	130,000	125,782
3.80% 4/1/32	150,000	139,668
		519,411
Telecommunications–0.59%
AT&T, Inc. 3.50% 9/15/53	420,000	304,797
T-Mobile USA, Inc.
3.00% 2/15/41	520,000	389,146
5.75% 1/15/34	25,000	26,516
Verizon Communications, Inc. 2.88% 11/20/50	35,000	23,796
		744,255
Transportation–0.03%
Burlington Northern Santa Fe LLC 2.88% 6/15/52	60,000	41,920
		41,920
Total Corporate Bonds (Cost $17,541,634)		16,044,941
LVIP Delaware Wealth Builder Fund-14

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES–2.38%
•AMMC CLO 22 Ltd. Series 2018-22A A 6.67% (TSFR03M + 1.29%) 4/25/31	74,662	$74,641
•Apex Credit CLO Ltd. Series 2018-1A A2 6.67% (TSFR03M + 1.29%) 4/25/31	100,000	100,009
•Cedar Funding IX CLO Ltd. Series 2018-9A A1 6.66% (TSFR03M + 1.24%) 4/20/31	491,814	491,717
Diamond Infrastructure Funding LLC Series 2021-1A A 1.76% 4/15/49	215,000	190,841
Domino's Pizza Master Issuer LLC Series 2021-1A A2I 2.66% 4/25/51	341,250	301,663
Enterprise Fleet Financing LLC Series 2022-2 A2 4.65% 5/21/29	104,217	103,511
GMF Floorplan Owner Revolving Trust Series 2023-1 A1 5.34% 6/15/28	170,000	172,069
•Man GLG U.S. CLO Series 2018-1A A1R 6.82% (TSFR03M + 1.40%) 4/22/30	218,796	218,348
•Sound Point CLO XXI Ltd. Series 2018-3A A1A 6.82% (TSFR03M + 1.44%) 10/26/31	250,000	250,051
Taco Bell Funding LLC Series 2021-1A A2I 1.95% 8/25/51	294,750	264,156
Toyota Auto Loan Extended Note Trust Series 2022-1A A 3.82% 4/25/35	100,000	97,114
Trafigura Securitisation Finance PLC Series 2021-1A A2 1.08% 1/15/25	500,000	480,037
Volkswagen Auto Lease Trust Series 2022-A A3 3.44% 7/21/25	270,000	267,913
Total Non-Agency Asset-Backed Securities (Cost $3,122,200)		3,012,070
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–0.19%
•GS Mortgage-Backed Securities Trust Series 2021-PJ7 A2 2.50% 1/25/52	83,899	68,679
•JP Morgan Mortgage Trust
Series 2014-2 B2 3.41% 6/25/29	31,567	28,875
Series 2021-10 A3 2.50% 12/25/51	83,477	68,334
•Morgan Stanley Residential Mortgage Loan Trust Series 2021-4 A3 2.50% 7/25/51	81,700	66,777
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•Sequoia Mortgage Trust Series 2015-1 B2 3.93% 1/25/45	3,850	$3,644
Total Non-Agency Collateralized Mortgage Obligations (Cost $288,924)		236,309
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.76%
BANK
Series 2017-BNK5 A5 3.39% 6/15/60	70,000	66,033
•Series 2017-BNK5 B 3.90% 6/15/60	50,000	44,969
Series 2019-BN20 A3 3.01% 9/15/62	395,000	341,877
Series 2019-BN21 A5 2.85% 10/17/52	225,000	198,906
Series 2020-BN25 A5 2.65% 1/15/63	800,000	692,696
•Series 2022-BNK41 A4 3.79% 4/15/65	70,000	64,155
Benchmark Mortgage Trust
•Series 2019-B10 B 4.18% 3/15/62	225,000	186,867
Series 2020-B20 A5 2.03% 10/15/53	50,000	39,640
Series 2020-B21 A5 1.98% 12/17/53	45,000	36,407
Series 2021-B24 A5 2.58% 3/15/54	47,000	38,381
Cantor Commercial Real Estate Lending Series 2019-CF1 A5 3.79% 5/15/52	155,000	144,020
CD Mortgage Trust
Series 2016-CD2 A3 3.25% 11/10/49	56,780	54,150
Series 2019-CD8 A4 2.91% 8/15/57	400,000	329,601
CFCRE Commercial Mortgage Trust Series 2016-C7 A3 3.84% 12/10/54	95,000	89,175
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	45,000	43,660
Series 2016-P3 A4 3.33% 4/15/49	145,000	137,869
Series 2019-C7 A4 3.10% 12/15/72	500,000	448,755
Series 2020-555 A 2.65% 12/10/41	100,000	82,427
COMM Mortgage Trust
Series 2014-CR19 A5 3.80% 8/10/47	30,000	29,702
Series 2014-CR20 AM 3.94% 11/10/47	85,000	81,117
LVIP Delaware Wealth Builder Fund-15

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust (continued)
Series 2015-3BP A 3.18% 2/10/35	100,000	$95,024
Series 2015-CR23 A4 3.50% 5/10/48	35,000	33,929
Series 2016-CR28 A4 3.76% 2/10/49	50,000	48,048
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	75,000	71,230
Grace Trust Series 2020-GRCE A 2.35% 12/10/40	200,000	161,964
GS Mortgage Securities Trust
Series 2015-GC32 A4 3.76% 7/10/48	30,000	28,979
Series 2017-GS5 A4 3.67% 3/10/50	65,000	59,308
Series 2019-GC39 A4 3.57% 5/10/52	20,000	18,400
Series 2020-GC47 A5 2.38% 5/12/53	35,000	29,746
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2013-LC11 B 3.50% 4/15/46	35,000	29,925
Series 2015-JP1 A5 3.91% 1/15/49	30,000	28,956
Series 2016-JP2 AS 3.06% 8/15/49	60,000	54,170
JPM-BB Commercial Mortgage Securities Trust
Series 2015-C31 A3 3.80% 8/15/48	166,878	160,269
Series 2015-C33 A4 3.77% 12/15/48	220,000	212,043
JPM-DB Commercial Mortgage Securities Trust
Series 2016-C2 A4 3.14% 6/15/49	75,000	70,061
Series 2017-C7 A5 3.41% 10/15/50	195,000	181,581
Morgan Stanley Bank of America Merrill Lynch Trust
Series 2014-C17 A5 3.74% 8/15/47	37,942	37,034
Series 2015-C26 A5 3.53% 10/15/48	35,000	33,765
Series 2016-C29 A4 3.33% 5/15/49	35,000	33,136
Morgan Stanley Capital I Trust Series 2019-L3 A4 3.13% 11/15/52	100,000	89,251
Wells Fargo Commercial Mortgage Trust
Series 2015-NXS3 A4 3.62% 9/15/57	65,000	62,573
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Wells Fargo Commercial Mortgage Trust (continued)
Series 2016-BNK1 A3 2.65% 8/15/49	60,000	$55,706
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $5,444,609)		4,745,505
U.S. TREASURY OBLIGATIONS–12.70%
U.S. Treasury Bonds
2.25% 8/15/46	1,480,000	1,052,245
3.88% 2/15/43	320,000	305,100
4.13% 8/15/53	970,000	980,458
4.38% 8/15/43	60,000	61,247
4.75% 11/15/43	35,000	37,543
4.75% 11/15/53	415,000	465,384
U.S. Treasury Notes
3.38% 5/15/33	1,115,000	1,070,051
3.50% 1/31/30	1,970,000	1,926,675
3.88% 8/15/33	535,000	534,331
4.13% 8/31/30	690,000	698,652
4.38% 11/30/28	1,300,000	1,330,266
4.50% 11/15/33	3,380,000	3,548,472
4.63% 9/30/30	3,190,000	3,325,326
4.88% 10/31/28	150,000	156,574
5.00% 9/30/25	5,000	5,051
^U.S. Treasury Strip Principal 0.00% 5/15/44	1,275,000	538,063
Total U.S. Treasury Obligations (Cost $15,828,492)		16,035,438

	Number of Shares
EXCHANGE-TRADED FUNDS–3.48%
iShares Core MSCI Emerging Markets ETF	26,780	1,354,532
Vanguard Russell 2000 ETF	17,538	1,422,332
Xtrackers USD High Yield Corporate Bond ETF	45,589	1,620,689
Total Exchange-Traded Funds (Cost $4,304,730)		4,397,553
MONEY MARKET FUND–0.71%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	897,261	897,261
Total Money Market Fund (Cost $897,261)		897,261

LVIP Delaware Wealth Builder Fund-16

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENT—0.40%
DISCOUNTED COMMERCIAL PAPER–0.40%
≠Wisconsin Power & Light Co. 5.43% 1/2/24	500,000	$499,926
		499,926
Total Short-Term Investment (Cost $499,926)		499,926

TOTAL INVESTMENTS–100.31% (Cost $114,714,932)	126,645,080
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.31%)	(386,883)
NET ASSETS APPLICABLE TO 11,218,490 SHARES OUTSTANDING–100.00%	$126,258,197
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND STANDARD CLASS ($98,718,187 / 8,766,263 Shares)	$11.261
NET ASSET VALUE PER SHARE–LVIP DELAWARE WEALTH BUILDER FUND SERVICE CLASS ($27,540,010 / 2,452,227 Shares)	$11.231
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$115,998,552
Distributable earnings/(accumulated loss)	10,259,645
TOTAL NET ASSETS	$126,258,197

†Non-income producing.
§Developed Markets – countries that are thought to be most developed and therefore less risky than emerging markets.
°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
‡Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
^Zero coupon security. The rate shown is the yield at the time of purchase.
≠The rate shown is the effective yield at the time of purchase.

★Includes $84,000 cash collateral held at broker for futures contracts, $22,654 expense reimbursement receivable from Lincoln Financial
Investments Corporation, $6,816 variation margin due from broker on futures contracts, $912,099 payable for securities purchased,
$499,154 payable for fund shares redeemed, $34,186 other accrued expenses payable, $75,933 due to manager and affiliates, $39,748 payable for audit fee and $23,793 payable for fund accounting fee as of December 31, 2023.

LVIP Delaware Wealth Builder Fund-17

LVIP Delaware Wealth Builder Fund
Statement of Net Assets (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
4	U.S. Treasury 10 yr Notes	$451,562	$435,134	3/19/24	$16,428	$—
(7)	U.S. Treasury 10 yr Ultra Notes	(826,109)	(785,905)	3/19/24	—	(40,204)
50	U.S. Treasury 5 yr Notes	5,438,672	5,303,617	3/28/24	135,055	—
4	U.S. Treasury Long Bonds	499,750	459,606	3/19/24	40,144	—
Total Futures Contracts					$191,627	$(40,204)

[1]	See Note 8 in Notes to Financial Statements.
[2]	Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

Summary of Abbreviations:
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
ETF–Exchange-Traded Fund
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
IT–Information Technology
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
MSCI–Morgan Stanley Capital International
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduits
S.F.–Single Family
SOFR30A–Secured Overnight Financing Rate 30 Days Average
STACR–Structured Agency Credit Risk
TSFR03M–3 Month Term Secured Overnight Financing Rate
yr–Year
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund-18

LVIP Delaware Wealth Builder Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$2,469,251
Dividends	1,798,172
Foreign taxes withheld	(21,278)
4,246,145
EXPENSES:
Management fees	786,584
Accounting and administration expenses	82,947
Professional fees	68,385
Distribution fees-Service Class	67,182
Shareholder servicing fees	36,208
Custodian fees	27,407
Pricing fees	27,290
Reports and statements to shareholders	8,150
Trustees’ fees and expenses	4,605
Consulting fees	2,313
Other	6,474
1,117,545
Less:
Expenses reimbursed	(163,896)
Total operating expenses	953,649
NET INVESTMENT INCOME	3,292,496
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	1,158,455
Foreign currencies	3,704
Futures contracts	(162,442)
Net realized gain	999,717
Net change in unrealized appreciation (depreciation) of:
Investments	7,248,771
Foreign currencies	2,556
Futures contracts	145,971
Net change in unrealized appreciation (depreciation)	7,397,298
NET REALIZED AND UNREALIZED GAIN	8,397,015
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,689,511
See accompanying notes, which are an integral part of the financial statements.

LVIP Delaware Wealth Builder Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$3,292,496	$2,743,383
Net realized gain (loss)	999,717	(2,175,446)
Net change in unrealized appreciation (depreciation)	7,397,298	(17,665,300)
Net increase (decrease) in net assets resulting from operations	11,689,511	(17,097,363)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(2,669,720)	(7,866,474)
Service Class	(677,482)	(2,037,739)
Return of capital:
Standard Class	(26,732)	(76,836)
Service Class	(7,332)	(20,192)
	(3,381,266)	(10,001,241)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	4,563,523	5,941,330
Service Class	5,182,063	5,380,568
Reinvestment of dividends and distributions:
Standard Class	2,696,452	7,943,310
Service Class	684,814	2,057,931
	13,126,852	21,323,139
Cost of shares redeemed:
Standard Class	(14,642,223)	(17,869,660)
Service Class	(6,726,290)	(7,383,983)
	(21,368,513)	(25,253,643)
Decrease in net assets derived from capital share transactions	(8,241,661)	(3,930,504)
NET INCREASE (DECREASE) IN NET ASSETS	66,584	(31,029,108)
NET ASSETS:
Beginning of year	126,191,613	157,220,721
End of year	$126,258,197	$126,191,613
See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund-19

LVIP Delaware Wealth Builder Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.531	$12.881	$12.096	$11.812	$11.016
Income (loss) from investment operations:
Net investment income[1]	0.292	0.240	0.205	0.226	0.317
Net realized and unrealized gain (loss)	0.753	(1.711)	1.220	0.425	1.423
Total from investment operations	1.045	(1.471)	1.425	0.651	1.740
Less dividends and distributions from:
Net investment income	(0.312)	(0.246)	(0.270)	(0.233)	(0.345)
Net realized gain	—	(0.625)	(0.370)	(0.134)	(0.599)
Return of capital	(0.003)	(0.008)	—	—	—
Total dividends and distributions	(0.315)	(0.879)	(0.640)	(0.367)	(0.944)
Net asset value, end of period	$11.261	$10.531	$12.881	$12.096	$11.812
Total return[2]	9.91%	(11.21% )	11.78%	5.62%	15.91%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$98,718	$99,589	$125,058	$129,610	$138,568
Ratio of expenses to average net assets	0.71%	0.71%	0.71%	0.71%	0.71%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.84%	0.83%	0.80%	0.83%	0.86%
Ratio of net investment income to average net assets	2.69%	2.08%	1.60%	1.99%	2.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.56%	1.96%	1.51%	1.87%	2.51%
Portfolio turnover	68%	89%	144%	106%	126%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund-20

LVIP Delaware Wealth Builder Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Delaware Wealth Builder Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.504	$12.850	$12.069	$11.788	$10.998
Income (loss) from investment operations:
Net investment income[1]	0.264	0.210	0.173	0.197	0.287
Net realized and unrealized gain (loss)	0.749	(1.706)	1.215	0.422	1.418
Total from investment operations	1.013	(1.496)	1.388	0.619	1.705
Less dividends and distributions from:
Net investment income	(0.283)	(0.217)	(0.237)	(0.204)	(0.316)
Net realized gain	—	(0.625)	(0.370)	(0.134)	(0.599)
Return of capital	(0.003)	(0.008)	—	—	—
Total dividends and distributions	(0.286)	(0.850)	(0.607)	(0.338)	(0.915)
Net asset value, end of period	$11.231	$10.504	$12.850	$12.069	$11.788
Total return[2]	9.64%	(11.43% )	11.51%	5.36%	15.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$27,540	$26,602	$32,163	$30,336	$29,588
Ratio of expenses to average net assets	0.96%	0.96%	0.96%	0.96%	0.96%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	1.09%	1.08%	1.05%	1.08%	1.11%
Ratio of net investment income to average net assets	2.44%	1.83%	1.35%	1.74%	2.41%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.31%	1.71%	1.26%	1.62%	2.26%
Portfolio turnover	68%	89%	144%	106%	126%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Delaware Wealth Builder Fund-21

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Delaware Wealth Builder Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The investment objective of the LVIP Delaware Wealth Builder Fund is to seek to provide a responsible level of income and the potential for capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities and Exchange-Traded Funds (“ETFs”), except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities and ETFs traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security or ETF does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
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LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund generally separates the portion of realized gains and losses on investments in debt securities resulting from changes in foreign exchange rates from that which is due to changes in market prices of debt securities. Gains or losses attributable to the changes in foreign exchange rates are included in the Statement of Operations under “Net realized gain (loss) on foreign currencies”. For foreign equity securities, these changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Delaware Wealth Builder Fund is $1,936 and $2,178 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends and interest are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.63% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's Operating Expenses (excluding Underlying Fund fees and expenses) exceed 0.71% of the average daily net assets for the Standard Class and 0.96% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
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LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$151,200	$159,258	$163,896	$474,354
Delaware Investments Fund Advisers ("DIFA") (the “Sub-Adviser”), a series of Macquarie Investment Management Business Trust, is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays DIFA a fee based on the Fund’s average daily net assets. In managing the Fund, DIFA may utilize sub-sub-advisers, Macquarie Investment Management Global Limited (“MIMGL”), Macquarie Investment Management Europe Limited (“MIMEL”), Macquarie Funds Management Hong Kong Limited (“MFMHKL”) and Macquarie Investment Management Austria Kapitalanlage (“MIMAK”), which are affiliates of DIFA. MIMAK is primarily responsible for the day-to-day management of the Fund’s portfolio and determines its asset allocation. A reference to “Sub-Adviser” may also include MIMAK with respect to its role as sub-sub-adviser to the Fund.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$10,138
Legal	1,659
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $4,638 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$22,654
Management fees payable to LFI	67,041
Distribution fees payable to LFD	5,806
Shareholder servicing fees payable to Lincoln Life	3,086
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$23,610,378
Purchases of U.S. government securities	60,005,947
Sales other than U.S. government securities	34,650,148
Sales of U.S. government securities	54,351,379
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LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$115,379,090
Aggregate unrealized appreciation of investments and derivatives	$17,959,726
Aggregate unrealized depreciation of investments and derivatives	(6,692,349)
Net unrealized appreciation of investments and derivatives	$11,267,377
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
U.S. Markets
Aerospace & Defense	$1,323,272	$—	$—	$1,323,272
Air Freight & Logistics	345,730	—	—	345,730
Banks	2,400,773	—	—	2,400,773
Biotechnology	1,073,119	—	—	1,073,119
Building Products	344,277	—	—	344,277
Capital Markets	2,472,076	—	—	2,472,076
Chemicals	909,913	—	—	909,913
Communications Equipment	1,665,440	—	—	1,665,440
Consumer Finance	641,499	—	—	641,499
Diversified Financial Services	935,912	—	—	935,912
Diversified Telecommunication Services	1,198,624	—	—	1,198,624
Electric Utilities	650,168	—	—	650,168
Electronic Equipment, Instruments & Components	667,204	—	—	667,204
Entertainment	578,759	—	—	578,759
Equity Real Estate Investment Trusts	22,696	—	—	22,696
Food & Staples Retailing	1,357,034	—	—	1,357,034
Food Products	1,189,822	—	—	1,189,822
Health Care Equipment & Supplies	1,546,122	—	—	1,546,122
Health Care Providers & Services	2,439,433	—	—	2,439,433
Health Care REITs	159,922	—	—	159,922
Hotel & Resort REITs	194,664	—	—	194,664
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LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Common Stock (continued)
U.S. Markets (continued)
Hotels, Restaurants & Leisure	$477,375	$—	$—	$477,375
Household Durables	447,459	—	—	447,459
Household Products	214,083	—	—	214,083
Industrial Conglomerates	654,715	—	—	654,715
Industrial REITs	432,309	—	—	432,309
Insurance	3,402,682	—	—	3,402,682
IT Services	954,086	—	—	954,086
Machinery	921,444	—	—	921,444
Media	158,064	—	—	158,064
Multiline Retail	147,217	—	—	147,217
Office REITs	109,119	—	—	109,119
Oil, Gas & Consumable Fuels	3,833,057	—	—	3,833,057
Personal Products	308,405	—	—	308,405
Pharmaceuticals	2,620,053	—	—	2,620,053
Professional Services	734,592	—	—	734,592
Residential REITs	1,117,385	—	—	1,117,385
Retail REITs	614,622	—	—	614,622
Semiconductors & Semiconductor Equipment	4,285,236	—	—	4,285,236
Software	2,964,293	—	—	2,964,293
Specialized REITs	733,090	—	—	733,090
Specialty Retail	4,401,383	—	—	4,401,383
Technology Hardware, Storage & Peripherals	3,920,714	—	—	3,920,714
Textiles, Apparel & Luxury Goods	308,013	—	—	308,013
Tobacco	562,108	—	—	562,108
Developed Markets
Beverages	513,945	—	—	513,945
Chemicals	284,642	—	—	284,642
Commercial Services & Supplies	285,906	—	—	285,906
Diversified Telecommunication Services	98,850	—	—	98,850
Food & Staples Retailing	402,066	—	—	402,066
Food Products	645,296	—	—	645,296
Hotels, Restaurants & Leisure	258,882	—	—	258,882
Machinery	418,558	—	—	418,558
Media	121,015	—	—	121,015
Personal Products	525,117	—	—	525,117
Pharmaceuticals	241,578	—	—	241,578
Professional Services	182,119	—	—	182,119
Software	339,524	—	—	339,524
Specialty Retail	121,494	—	—	121,494
Textiles, Apparel & Luxury Goods	544,211	—	—	544,211
Tobacco	369,918	—	—	369,918
Wireless Telecommunication Services	85,902	—	—	85,902
Preferred Stock	189,663	—	—	189,663
Agency Collateralized Mortgage Obligations	—	630,093	—	630,093
Agency Commercial Mortgage-Backed Security	—	32,925	—	32,925
Agency Mortgage-Backed Securities	—	18,046,410	—	18,046,410
Corporate Bonds	—	16,044,941	—	16,044,941
Non-Agency Asset-Backed Securities	—	3,012,070	—	3,012,070
Non-Agency Collateralized Mortgage Obligations	—	236,309	—	236,309
Non-Agency Commercial Mortgage-Backed Securities	—	4,745,505	—	4,745,505
U.S. Treasury Obligations	—	16,035,438	—	16,035,438
Exchange-Traded Funds	4,397,553	—	—	4,397,553
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LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$897,261	$—	$—	$897,261
Short-Term Investment	—	499,926	—	499,926
Total Investments	$67,361,463	$59,283,617	$—	$126,645,080
Derivatives:

Assets:
Futures Contracts	$191,627	$—	$—	$191,627
Liabilities:
Futures Contract	$(40,204)	$—	$—	$(40,204)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, straddle losses, Passive Foreign Investment Companies ("PFICs"), premium amortization and callable premium bond adjustments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$3,347,202	$3,227,793
Long-term capital gains	—	6,676,420
Return of capital	34,064	97,028
Total	$3,381,266	$10,001,241
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Capital loss carryforward	$(866,996)
Other temporary differences	(140,736)
Net unrealized appreciation	11,267,377
Distributable earnings/(accumulated loss)	$10,259,645
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$12,089	$(12,089)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Total
$866,996	$866,996
In 2023, the Fund utilized $1,088,288 of capital loss carryforwards.
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LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	421,811	517,124
Service Class	480,533	470,579
Shares reinvested:
Standard Class	238,730	764,485
Service Class	60,791	198,903
	1,201,865	1,951,091
Shares redeemed:
Standard Class	(1,350,668)	(1,534,050)
Service Class	(621,609)	(639,959)
	(1,972,277)	(2,174,009)
Net decrease	(770,412)	(222,918)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Liabilities net of receivables and other assets	$191,627	Liabilities net of receivables and other assets	$(40,204)
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LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(162,442)	$145,971
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$4,858,387	$1,753,444
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
At December 31, 2023, the Fund had no assets and liabilities subject to offsetting provisions.
9. Risk Factors
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
LVIP Delaware Wealth Builder Fund-29

LVIP Delaware Wealth Builder Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Delaware Wealth Builder Fund-30

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Delaware Wealth Builder Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Delaware Wealth Builder Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Delaware Wealth Builder Fund–31

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction decisions. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreement.
The Board considered that LFI had delegated the day-to-day investment management of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. The Board considered that the Fund’s net expense ratio was the same as the median net expense ratio of the Morningstar peer group (including acquired funds, fees and expenses). In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee, coupled with the expense limitation, was reasonable.
LVIP Delaware Wealth Builder Fund-32

LVIP Delaware Wealth Builder Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and Delaware Investments Fund Advisers (“DIFA”) on behalf of the LVIP Delaware Wealth Builder Fund, the Board considered the nature, extent and quality of services provided by DIFA under the subadvisory agreement. The Board reviewed the services provided by DIFA, the backgrounds of the investment professionals servicing the Fund, and the reputation, resources and investment approach of DIFA. The Board considered that DIFA uses affiliated investment advisers as sub-subadvisers in connection with the subadvisory services provided to the Fund. It also reviewed information provided regarding the structure of DIFA’s portfolio manager compensation, trading and brokerage arrangements, risk management and compliance matters.
Performance. The Board reviewed the LVIP Delaware Wealth Builder Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and a custom index (LVIP Delaware Wealth Builder Composite). The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one-year period and below the return of the Morningstar peer group median and the benchmark index for the three-, five- and ten-year periods. The Board considered that the Fund’s investment strategy and benchmark changed effective May 2017. The Board noted LFI’s statement that the Fund’s underperformance for the five-year period was primarily due to the Fund’s equity allocation, which maintains a value bias that underperformed core and growth strategies during the period, but that this same allocation was the primary reason for the Fund’s one-year performance as the value bias outperformed core and growth strategies during the one-year period. The Board concluded that the services provided by DIFA were satisfactory.
Subadvisory Fees and Economies of Scale. The Board reviewed the subadvisory fee schedule and the management fee of a fund with similar investment strategies for which DIFA serves as the investment adviser. The Board considered that LFI compensates DIFA from its fees and that the subadvisory fee schedule was negotiated between LFI and DIFA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding DIFA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by DIFA as to any additional benefits it receives and noted DIFA’s statement that its relationship with the Fund may add to its prestige and visibility in the investment community and may make DIFA more attractive to potential clients and enhance DIFA’s ability to obtain research with soft dollars.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Delaware Wealth Builder Fund-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Delaware Wealth Builder Fund-34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Delaware Wealth Builder Fund-35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Delaware Wealth Builder Fund-36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Delaware Wealth Builder Fund-37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Delaware Wealth Builder Fund-38

LVIP Dimensional International Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional International Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 16.69% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI All Country World ex USA Index (net dividends)1, returned 15.62%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be close or at the end of its rate hiking cycle. Fixed income returns finished positive in 2023 despite the unprecedented bear bond market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads narrowed and default rates remained relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index5 returned 26.3% during 2023, while the Nasdaq®Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index7(VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP Dimensional International Equity Managed Volatility Fund predominately invests in non-U.S. developed market equities, with a bias towards smaller sized companies, value-oriented stocks, and companies with higher profitability relative to its market cap weighted benchmark.During the calendar year 2023, favorable Fund performance was driven by lessor exposure to emerging markets,as emerging markets underperformed their developed market counterparts.Conversely, a bias towards small cap stocks detracted from performance over the period.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility.Despite the equity market’s rapid recovery from the end of 2022 and the V-shaped markets during the second half of 2023, the risk management overlay of the Fund had a positive impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Maria Ma
Alex Zeng
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Dimensional International Equity Managed Volatility Fund - Standard Class
LVIP Dimensional International Equity Managed Volatility Fund - Service Class
MSCI All Country World ex USA Index (net dividends)
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
12/31/13
12/31/23
$14,561
$12,539
$12,229

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Equity Managed Volatility Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $12,539 for the Standard Class shares and to $12,229 for the Service Class shares. For comparison, look at how the MSCI All Country World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,561. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Dimensional International Equity Managed Volatility Fund-1

LVIP Dimensional International Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 16.69%
Five Years	+ 5.51%
Ten Years	+ 2.29%
Service Class Shares
One Year	+ 16.40%
Five Years	+ 5.24%
Ten Years	+ 2.03%
1. The MSCI ACWI ex USA Index (net dividends) is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets, excluding the United States.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7. The CBOE Volatility Index (VIX) is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Dimensional International Equity Managed Volatility Fund-2

LVIP Dimensional International Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,063.60	0.32%	$1.66
Service Class Shares	1,000.00	1,062.20	0.57%	2.96
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.60	0.32%	$1.63
Service Class Shares	1,000.00	1,022.30	0.57%	2.91

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Dimensional International Equity Managed Volatility Fund-3

LVIP Dimensional International Equity Managed Volatility Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	48.53%
Investment Company	48.53%
International Equity Fund	48.53%
Unaffiliated Investments	51.24%
Investment Companies	51.24%
International Equity Fund	48.08%
Money Market Fund	3.16%
Total Investments	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%
LVIP Dimensional International Equity Managed Volatility Fund-4

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–48.53%
INVESTMENT COMPANY–48.53%
International Equity Fund–48.53%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional International Core Equity Fund	23,210,203	$278,847,381
Total Affiliated Investment (Cost $217,104,113)		278,847,381

UNAFFILIATED INVESTMENTS–51.24%
INVESTMENT COMPANIES–51.24%
International Equity Fund–48.08%
*Dimensional Investment Group– DFA International Value Portfolio	13,807,062	276,279,296
276,279,296
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–3.16%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	18,136,347	$18,136,347
		18,136,347
Total Unaffiliated Investments (Cost $208,101,509)		294,415,643

TOTAL INVESTMENTS–99.77% (Cost $425,205,622)	573,263,024
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	1,296,840
NET ASSETS APPLICABLE TO 56,884,234 SHARES OUTSTANDING–100.00%	$574,559,864

✧✧Standard Class shares.
*Class I shares.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
58	British Pound	$4,622,238	$4,543,978	3/18/24	$78,260	$—
55	Euro	7,614,070	7,451,399	3/18/24	162,671	—
61	Japanese Yen	5,471,700	5,316,560	3/18/24	155,140	—
					396,071	—
Equity Contracts:
5	E-mini MSCI Emerging Markets Index	258,425	247,037	3/15/24	11,388	—
2	E-mini Russell 2000 Index	204,770	187,965	3/15/24	16,805	—
2	E-mini S&P 500 Index	482,000	462,528	3/15/24	19,472	—
1	E-mini S&P MidCap 400 Index	280,950	263,591	3/15/24	17,359	—
151	Euro STOXX 50 Index	7,573,021	7,535,631	3/15/24	37,390	—
47	FTSE 100 Index	4,646,807	4,518,540	3/15/24	128,267	—
23	Nikkei 225 Index (OSE)	5,456,383	5,369,575	3/7/24	86,808	—
					317,489	—
Total Futures Contracts					$713,560	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

LVIP Dimensional International Equity Managed Volatility Fund-5

LVIP Dimensional International Equity Managed Volatility Fund
Schedule of Investments (continued)

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund-6

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Unaffiliated investments, at value	$294,415,643
Affiliated investments, at value	278,847,381
Cash collateral held at broker for futures contracts	1,532,443
Receivable for securities sold	158,617
Dividends and interest receivable	79,966
Receivable for fund shares sold	13,655
Prepaid expenses	2,535
TOTAL ASSETS	575,050,240
LIABILITIES:
Due to manager and affiliates	246,469
Payable for fund shares redeemed	180,621
Payable for audit fee	22,140
Payable for fund accounting fee	16,369
Variation margin due to broker on futures contracts	14,701
Other accrued expenses payable	10,076
TOTAL LIABILITIES	490,376
TOTAL NET ASSETS	$574,559,864
Affiliated investments, at cost	$217,104,113
Unaffiliated investments, at cost	208,101,509
Standard Class:
Net Assets	$22,549,548
Shares Outstanding	2,230,396
Net Asset Value Per Share	$10.110
Service Class:
Net Assets	$552,010,316
Shares Outstanding	54,653,838
Net Asset Value Per Share	$10.100
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$530,641,339
Distributable earnings/(accumulated loss)	43,918,525
TOTAL NET ASSETS	$574,559,864
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund-7

LVIP Dimensional International Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from unaffiliated investments	$12,969,270
Dividends from affiliated investments	7,896,110
20,865,380
EXPENSES:
Management fees	1,374,357
Distribution fees-Service Class	1,322,456
Shareholder servicing fees	159,425
Accounting and administration expenses	101,607
Professional fees	46,823
Custodian fees	20,411
Trustees’ fees and expenses	20,178
Reports and statements to shareholders	17,066
Consulting fees	5,431
Pricing fees	591
Other	14,120
Total operating expenses	3,082,465
NET INVESTMENT INCOME	17,782,915
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain from:
Sale of affiliated investments	2,351,702
Sale of unaffiliated investments	3,563,200
Foreign currencies	36,177
Futures contracts	1,658,429
Net realized gain	7,609,508
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	29,736,596
Unaffiliated investments	28,578,102
Foreign currencies	(5,974)
Futures contracts	1,029,875
Net change in unrealized appreciation (depreciation)	59,338,599
NET REALIZED AND UNREALIZED GAIN	66,948,107
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$84,731,022
See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$17,782,915	$16,604,637
Net realized gain (loss)	7,609,508	(16,776,293)
Net change in unrealized appreciation (depreciation)	59,338,599	(72,550,175)
Net increase (decrease) in net assets resulting from operations	84,731,022	(72,721,831)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(747,847)	(667,872)
Service Class	(17,019,344)	(16,071,936)
	(17,767,191)	(16,739,808)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,004,809	4,536,012
Service Class	20,419,590	46,815,154
Reinvestment of dividends and distributions:
Standard Class	747,847	667,872
Service Class	17,019,344	16,071,936
	43,191,590	68,090,974
Cost of shares redeemed:
Standard Class	(5,867,446)	(5,184,685)
Service Class	(78,223,680)	(90,283,151)
	(84,091,126)	(95,467,836)
Decrease in net assets derived from capital share transactions	(40,899,536)	(27,376,862)
NET INCREASE (DECREASE) IN NET ASSETS	26,064,295	(116,838,501)
NET ASSETS:
Beginning of year	548,495,569	665,334,070
End of year	$574,559,864	$548,495,569
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund-8

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$8.960	$10.430	$9.317	$10.120	$8.888
Income (loss) from investment operations:
Net investment income[2]	0.337	0.290	0.295	0.160	0.271
Net realized and unrealized gain (loss)	1.159	(1.456)	1.137	(0.810)	1.224
Total from investment operations	1.496	(1.166)	1.432	(0.650)	1.495
Less dividends and distributions from:
Net investment income	(0.346)	(0.304)	(0.319)	(0.153)	(0.263)
Total dividends and distributions	(0.346)	(0.304)	(0.319)	(0.153)	(0.263)
Net asset value, end of period	$10.110	$8.960	$10.430	$9.317	$10.120
Total return[3]	16.69%	(11.15% )	15.37%	(6.42% )	16.81%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$22,550	$20,137	$23,352	$21,735	$20,047
Ratio of expenses to average net assets[4]	0.32%	0.30%	0.26%	0.28%	0.28%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.32%	0.32%	0.31%	0.32%	0.32%
Ratio of net investment income to average net assets	3.48%	3.10%	2.84%	1.95%	2.81%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.48%	3.08%	2.79%	1.91%	2.77%
Portfolio turnover	6%	13%	9%	20%	5%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund-9

LVIP Dimensional International Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$8.952	$10.420	$9.309	$10.115	$8.886
Income (loss) from investment operations:
Net investment income[2]	0.312	0.266	0.268	0.139	0.247
Net realized and unrealized gain (loss)	1.157	(1.454)	1.135	(0.813)	1.221
Total from investment operations	1.469	(1.188)	1.403	(0.674)	1.468
Less dividends and distributions from:
Net investment income	(0.321)	(0.280)	(0.292)	(0.132)	(0.239)
Total dividends and distributions	(0.321)	(0.280)	(0.292)	(0.132)	(0.239)
Net asset value, end of period	$10.100	$8.952	$10.420	$9.309	$10.115
Total return[3]	16.40%	(11.38% )	15.08%	(6.66% )	16.52%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$552,010	$528,359	$641,983	$607,117	$572,077
Ratio of expenses to average net assets[4]	0.57%	0.55%	0.51%	0.53%	0.53%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.57%	0.57%	0.56%	0.57%	0.57%
Ratio of net investment income to average net assets	3.23%	2.85%	2.59%	1.70%	2.56%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.23%	2.83%	2.54%	1.66%	2.52%
Portfolio turnover	6%	13%	9%	20%	5%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Equity Managed Volatility Fund-10

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the Fund is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Dimensional International Equity Managed Volatility Fund-11

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$44,525
Legal	7,288
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $9,739 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$118,674
Distribution fees payable to LFD	114,029
Shareholder servicing fees payable to Lincoln Life	13,766
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional International Equity Managed Volatility Fund-12

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
LVIP Dimensional International Equity Managed Volatility Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-48.53%@
International Equity Fund-48.53%@
✧✧LVIP Dimensional International Core Equity Fund	$264,142,033	$17,433,061	$34,816,011	$2,351,702	$29,736,596	$278,847,381	23,210,203	$7,896,110	$—

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$34,490,937
Sales	73,717,918
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$458,916,593
Aggregate unrealized appreciation of investments and derivatives	$114,434,178
Aggregate unrealized depreciation of investments and derivatives	(3,873)
Net unrealized appreciation of investments and derivatives	$114,430,305
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
LVIP Dimensional International Equity Managed Volatility Fund-13

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$278,847,381	$—	$—	$278,847,381
Unaffiliated Investment Companies	294,415,643	—	—	294,415,643
Total Investments	$573,263,024	$—	$—	$573,263,024
Derivatives:
Assets:
Futures Contracts	$713,560	$—	$—	$713,560
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and futures contracts.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$17,767,191	$16,739,808
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$69,802
Capital loss carryforward	(70,581,582)
Net unrealized appreciation	114,430,305
Distributable earnings/(accumulated loss)	$43,918,525
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$1	$(1)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$53,724,399	$16,857,183	$70,581,582
In 2023, the Fund utilized $6,076,830 of capital loss carryforwards.
LVIP Dimensional International Equity Managed Volatility Fund-14

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	512,539	487,252
Service Class	2,106,043	5,264,914
Shares reinvested:
Standard Class	73,768	75,236
Service Class	1,680,296	1,812,367
	4,372,646	7,639,769
Shares redeemed:
Standard Class	(603,337)	(553,950)
Service Class	(8,152,139)	(9,669,027)
	(8,755,476)	(10,222,977)
Net decrease	(4,382,830)	(2,583,208)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
LVIP Dimensional International Equity Managed Volatility Fund-15

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$317,489	Variation margin due to broker on futures contracts	$—
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	396,071	Variation margin due to broker on futures contracts	—
Total		$713,560		$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$2,237,348	$904,808
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(578,919)	125,067
Total		$1,658,429	$1,029,875
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$35,909,007	$—
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
LVIP Dimensional International Equity Managed Volatility Fund-16

LVIP Dimensional International Equity Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Equity Managed Volatility Fund-17

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional International Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Dimensional International Equity Managed Volatility Fund–18

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii)  the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and SIMNA provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”).  The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility.  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional International Equity Managed Volatility Fund-19

LVIP Dimensional International Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LIAC, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.  The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Dimensional International Equity Managed Volatility Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Foreign Large Value funds category and the MSCI ACWI Ex USA NR USD Index.  The Board also referred to the information provided by LFI comparing the total return, standard deviation and Sharpe ratio of the Fund to a Foreign Large Value funds category and the benchmark index.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement.  The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA.  The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy.  The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.  The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for SIMNA.  The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Equity Managed Volatility Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Dimensional International Equity Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Dimensional International Equity Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Dimensional International Equity Managed Volatility Fund-23

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional International Equity Managed Volatility Fund-24

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Equity Managed Volatility Fund-25

LVIP Dimensional U.S. Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Schroder Investment Management
North America Inc.
The Fund returned 21.95% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 3000® Index1, returned 25.96%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index2 and the Bloomberg U.S. Treasury Index3 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index4 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500®Index5 returned 26.3% during 2023, while the Nasdaq® Composite Index6 returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX)7, stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index8, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The Fund invests in U.S. equities, with a bias towards smaller cap and value-oriented companies relative to its market cap weighted benchmark.  During calendar year 2023, exposure to value-oriented and smaller cap securities generally detracted from relative returns.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Dimensional U.S. Equity Managed Volatility Fund - Standard Class
LVIP Dimensional U.S. Equity Managed Volatility Fund - Service Class
Russell 3000® Index
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$29,641
$21,635
$21,101

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Equity Managed Volatility Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,635 for the Standard Class shares and to $21,101 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $29,641. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
LVIP Dimensional U.S. Equity Managed Volatility Fund-1

LVIP Dimensional U.S. Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 21.95%
Five Years	+ 12.87%
Ten Years	+ 8.02%
Service Class Shares
One Year	+ 21.64%
Five Years	+ 12.58%
Ten Years	+ 7.75%
1. The Russell 3000® Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
4. The Bloomberg US Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
5. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
6. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq® Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
7. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
8.The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Dimensional U.S. Equity Managed Volatility Fund-2

LVIP Dimensional U.S. Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,080.90	0.30%	$1.57
Service Class Shares	1,000.00	1,079.50	0.55%	2.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
The Fund operates under a fund of funds structure. The Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Fund's expenses reflected above, the Fund also indirectly bears its portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Dimensional U.S. Equity Managed Volatility Fund-3

LVIP Dimensional U.S. Equity Managed Volatility Fund
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Affiliated Investment	57.35%
Investment Company	57.35%
Equity Fund	57.35%
Unaffiliated Investments	42.42%
Investment Companies	42.42%
Equity Fund	37.61%
Money Market Fund	4.81%
Total Investments	99.77%
Receivables and Other Assets Net of Liabilities	0.23%
Total Net Assets	100.00%
LVIP Dimensional U.S. Equity Managed Volatility Fund-4

LVIP Dimensional U.S. Equity Managed Volatility Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENT–57.35%
INVESTMENT COMPANY–57.35%
Equity Fund–57.35%
✧✧Lincoln Variable Insurance Products Trust– LVIP Dimensional U.S. Core Equity 2 Fund	29,402,270	$567,287,393
Total Affiliated Investment (Cost $293,043,944)		567,287,393

UNAFFILIATED INVESTMENTS–42.42%
INVESTMENT COMPANIES–42.42%
Equity Fund–37.61%
**Dimensional Investment Group– DFA U.S. Large Company Portfolio	11,764,865	372,005,038
372,005,038
	Number of Shares	Value (U.S. $)
UNAFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Money Market Fund–4.81%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	47,536,374	$47,536,374
		47,536,374
Total Unaffiliated Investments (Cost $223,902,432)		419,541,412

TOTAL INVESTMENTS–99.77% (Cost $516,946,376)	986,828,805
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.23%	2,314,690
NET ASSETS APPLICABLE TO 47,906,305 SHARES OUTSTANDING–100.00%	$989,143,495

✧✧Standard Class shares.
**Institutional Class shares.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Equity Contracts:
36	E-mini Russell 2000 Index	$3,685,860	$3,383,363	3/15/24	$302,497	$—
160	E-mini S&P 500 Index	38,560,000	37,002,238	3/15/24	1,557,762	—
30	E-mini S&P MidCap 400 Index	8,428,500	7,907,742	3/15/24	520,758	—
Total Futures Contracts					$2,381,017	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statement of Assets and Liabilities.

Summary of Abbreviations:
DFA–Dimensional Fund Advisors
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund-5

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Assets and Liabilities
December 31, 2023
ASSETS:
Affiliated investments, at value	$567,287,393
Unaffiliated investments, at value	419,541,412
Cash collateral held at broker for futures contracts	2,832,500
Receivable for securities sold	426,612
Dividends and interest receivable	210,009
Receivable for fund shares sold	12,160
Prepaid expenses	4,342
TOTAL ASSETS	990,314,428
LIABILITIES:
Payable for fund shares redeemed	461,225
Due to manager and affiliates	426,528
Variation margin due to broker on futures contracts	233,481
Payable for audit fee	22,140
Payable for fund accounting fee	16,419
Other accrued expenses payable	11,140
TOTAL LIABILITIES	1,170,933
TOTAL NET ASSETS	$989,143,495
Affiliated investments, at cost	$293,043,944
Unaffiliated investments, at cost	223,902,432
Standard Class:
Net Assets	$37,848,600
Shares Outstanding	1,830,128
Net Asset Value Per Share	$20.681
Service Class:
Net Assets	$951,294,895
Shares Outstanding	46,076,177
Net Asset Value Per Share	$20.646
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$529,939,603
Distributable earnings/(accumulated loss)	459,203,892
TOTAL NET ASSETS	$989,143,495
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund-6

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from unaffiliated investments	$7,482,072
Dividends from affiliated investments	6,628,762
14,110,834
EXPENSES:
Management fees	2,358,153
Distribution fees-Service Class	2,273,120
Shareholder servicing fees	273,546
Accounting and administration expenses	138,775
Professional fees	55,179
Trustees’ fees and expenses	34,432
Reports and statements to shareholders	23,431
Custodian fees	11,134
Consulting fees	5,723
Pricing fees	207
Other	22,915
5,196,615
Less:
Management fees waived	(47,163)
Total operating expenses	5,149,452
NET INVESTMENT INCOME	8,961,382
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	7,353,717
Sale of unaffiliated investments	9,449,659
Distributions from affiliated investment companies	16,179,792
Distributions from unaffiliated investment companies	10,308,136
Futures contracts	(3,236,479)
Net realized gain	40,054,825
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	76,130,252
Unaffiliated investments	58,967,341
Futures contracts	2,326,370
Net change in unrealized appreciation (depreciation)	137,423,963
NET REALIZED AND UNREALIZED GAIN	177,478,788
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$186,440,170
See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$8,961,382	$7,127,692
Net realized gain	40,054,825	60,538,624
Net change in unrealized appreciation (depreciation)	137,423,963	(233,157,802)
Net increase (decrease) in net assets resulting from operations	186,440,170	(165,491,486)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(4,369,261)	(1,441,723)
Service Class	(110,574,090)	(39,714,872)
	(114,943,351)	(41,156,595)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	10,062,617	5,883,430
Service Class	39,224,207	42,877,468
Reinvestment of dividends and distributions:
Standard Class	4,369,261	1,441,723
Service Class	110,574,090	39,714,872
	164,230,175	89,917,493
Cost of shares redeemed:
Standard Class	(9,326,713)	(6,836,141)
Service Class	(129,917,748)	(114,587,119)
	(139,244,461)	(121,423,260)
Increase (decrease) in net assets derived from capital share transactions	24,985,714	(31,505,767)
NET INCREASE (DECREASE) IN NET ASSETS	96,482,533	(238,153,848)
NET ASSETS:
Beginning of year	892,660,962	1,130,814,810
End of year	$989,143,495	$892,660,962
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund-7

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$19.323	$23.790	$18.815	$16.485	$13.943
Income (loss) from investment operations:
Net investment income[2]	0.243	0.204	0.167	0.185	0.189
Net realized and unrealized gain (loss)	3.784	(3.716)	5.043	2.334	2.540
Total from investment operations	4.027	(3.512)	5.210	2.519	2.729
Less dividends and distributions from:
Net investment income	(0.236)	(0.221)	(0.235)	(0.189)	(0.187)
Net realized gain	(2.433)	(0.734)	—	—	—
Total dividends and distributions	(2.669)	(0.955)	(0.235)	(0.189)	(0.187)
Net asset value, end of period	$20.681	$19.323	$23.790	$18.815	$16.485
Total return[3]	21.95%	(14.69% )	27.69%	15.30%	19.58%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$37,849	$30,270	$36,695	$29,853	$27,715
Ratio of expenses to average net assets[4]	0.30%	0.30%	0.29%	0.31%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.31%	0.31%	0.30%	0.31%	0.31%
Ratio of net investment income to average net assets	1.20%	0.99%	0.78%	1.14%	1.24%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.19%	0.98%	0.77%	1.14%	1.24%
Portfolio turnover	7%	10%	7%	12%	10%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund-8

LVIP Dimensional U.S. Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$19.300	$23.760	$18.792	$16.469	$13.933
Income (loss) from investment operations:
Net investment income[2]	0.192	0.151	0.112	0.144	0.151
Net realized and unrealized gain (loss)	3.773	(3.709)	5.033	2.325	2.535
Total from investment operations	3.965	(3.558)	5.145	2.469	2.686
Less dividends and distributions from:
Net investment income	(0.186)	(0.168)	(0.177)	(0.146)	(0.150)
Net realized gain	(2.433)	(0.734)	—	—	—
Total dividends and distributions	(2.619)	(0.902)	(0.177)	(0.146)	(0.150)
Net asset value, end of period	$20.646	$19.300	$23.760	$18.792	$16.469
Total return[3]	21.64%	(14.90% )	27.38%	15.01%	19.28%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$951,295	$862,391	$1,094,120	$1,002,667	$957,599
Ratio of expenses to average net assets[4]	0.55%	0.55%	0.54%	0.56%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[4]	0.56%	0.56%	0.55%	0.56%	0.56%
Ratio of net investment income to average net assets	0.95%	0.74%	0.53%	0.89%	0.99%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.94%	0.73%	0.52%	0.89%	0.99%
Portfolio turnover	7%	10%	7%	12%	10%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund-9

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or other unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. In addition to investment company investments, the Fund may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Fund values Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of the Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.005% of the Fund's average
LVIP Dimensional U.S. Equity Managed Volatility Fund-10

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
daily net assets.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$75,927
Legal	12,431
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,519 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statement of Operations, the Fund indirectly bears the investment management fees and other expenses of the Underlying Funds in which it invests. Because each of the Underlying Funds has varied expense and fee levels, and the Fund may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$203,093
Distribution fees payable to LFD	199,395
Shareholder servicing fees payable to Lincoln Life	24,040
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers' outstanding securities (non-LVIP Funds). Affiliated investments of the Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-57.35%@
Equity Fund-57.35%@
✧✧LVIP Dimensional U.S. Core Equity 2 Fund	$503,183,648	$44,531,720	$63,911,944	$7,353,717	$76,130,252	$567,287,393	29,402,270	$6,628,762	$16,179,792

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
LVIP Dimensional U.S. Equity Managed Volatility Fund-11

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$67,049,385
Sales	118,930,080
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$520,690,817
Aggregate unrealized appreciation of investments and derivatives	$1,410,697,426
Aggregate unrealized depreciation of investments and derivatives	(944,559,434)
Net unrealized appreciation of investments and derivatives	$466,137,992
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Affiliated Investment Company	$567,287,393	$—	$—	$567,287,393
Unaffiliated Investment Companies	419,541,412	—	—	419,541,412
Total Investments	$986,828,805	$—	$—	$986,828,805
Derivatives:
Assets:
Futures Contracts	$2,381,017	$—	$—	$2,381,017
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and straddle losses.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
LVIP Dimensional U.S. Equity Managed Volatility Fund-12

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/23	12/31/22
Ordinary income	$47,217,594	$9,101,142
Long-term capital gains	67,725,757	32,055,453
Total	$114,943,351	$41,156,595
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$13,762,261
Undistributed long-term capital gains	28,188,471
Other temporary differences	(48,884,832)
Net unrealized appreciation	466,137,992
Distributable earnings/(accumulated loss)	$459,203,892
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	500,027	277,034
Service Class	1,946,531	2,059,818
Shares reinvested:
Standard Class	224,920	75,349
Service Class	5,718,897	2,080,985
	8,390,375	4,493,186
Shares redeemed:
Standard Class	(461,369)	(328,261)
Service Class	(6,272,014)	(5,507,496)
	(6,733,383)	(5,835,757)
Net increase (decrease)	1,656,992	(1,342,571)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio
LVIP Dimensional U.S. Equity Managed Volatility Fund-13

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$2,381,017	Variation margin due to broker on futures contracts	$—

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(3,236,479)	$2,326,370
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$40,333,759	$10,608,227
9. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
LVIP Dimensional U.S. Equity Managed Volatility Fund-14

LVIP Dimensional U.S. Equity Managed Volatility Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Equity Managed Volatility Fund-15

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of assets and liabilities of LVIP Dimensional U.S. Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedule of investments, as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Dimensional U.S. Equity Managed Volatility Fund–16

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii)  the renewal of the subadvisory agreement with Schroders Investment Management North America Inc. (“SIMNA”) (collectively, with the investment management agreement “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), SIMNA and Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, SIMNA, Morningstar and Broadridge provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and SIMNA provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding the structure of portfolio manager compensation and compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”) and that at least 80% of the Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge, that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Dimensional U.S. Equity Managed Volatility Fund-17

LVIP Dimensional U.S. Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Fund’s Managed Volatility Sleeve to SIMNA and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board reviewed performance of the LVIP Dimensional U.S. Equity Managed Volatility Fund. In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index. The Board also referred to the information provided by LFI comparing the total return, standard deviation and Sharpe ratio of the Fund to a Large Blend funds category and the benchmark index. The Board concluded that the services provided by LFI were satisfactory.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA has an affiliated investment adviser, SIMNA Ltd., as sub-subadviser in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Equity Managed Volatility Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Dimensional U.S. Equity Managed Volatility Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Dimensional U.S. Equity Managed Volatility Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Dimensional U.S. Equity Managed Volatility Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Equity Managed Volatility Fund-22

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Equity Managed Volatility Fund-23

LVIP Dimensional International Core Equity Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional International Core Equity Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional International Core Equity Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 16.01% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI World ex USA Index (net dividends)1, returned 17.94%.
In U.S. dollar terms, developed ex U.S. markets had positive performance for the one-year period, trailing the U.S. market but outperforming emerging markets. The MSCI World ex USA IMI2 (net dividends) returned +17.2%, as compared to +26.0% for the Russell 3000® Index3 and +11.7% for the MSCI Emerging Markets IMI4 (net dividends).
During the year, some of the major developed ex-U.S. market currencies, such as the Swiss franc, appreciated relative to the U.S. dollar while others, such as the Japanese yen, depreciated. Overall, currency movements had a positive impact on the U.S. dollar-denominated returns of the developed ex U.S. market.
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability5.
Along the market capitalization dimension, small caps (MSCI World ex USA® Small Cap Index, net dividends6) underperformed large caps (MSCI World ex USA® Index, net dividends) by 5.3%. Mid caps (MSCI World ex USA® Mid Cap Index, net dividends7), a subset of the MSCI World ex USA® Index universe, outperformed small caps by 3.9% and underperformed large caps by 1.4%.
Along the relative price dimension, large cap value stocks (MSCI World ex USA® Value Index, net dividends8) outperformed large cap growth stocks (MSCI World ex USA® Growth Index, net dividends9) by 1.0%, and small cap value stocks (MSCI World ex USA® Small Cap Value Weighted Index, net dividends10) outperformed small cap growth stocks (MSCI World ex USA® Small Cap Growth Index, net dividends11) by 4.1%.
Along the profitability dimension, stocks with higher profitability underperformed stocks with lower profitability within both large and small caps.
Performance of the premiums may vary depending on the particular segment of the market under analysis.
The Fund’s emphasis on stocks with smaller market capitalizations detracted from relative performance. Conversely, the Fund’s emphasis on value stocks contributed positively to relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in developed ex U.S. markets with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in developed ex U.S. equity markets rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:
 Jed S. Fogdall
Allen Pu
Mary T. Phillips
William B. Collins-Dean
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Dimensional International Core Equity Fund-1

LVIP Dimensional International Core Equity Fund
2023 Annual Report Commentary (unaudited) (continued)
LVIP Dimensional International Core Equity Fund
Growth of $10,000 invested 5/1/15 through 12/31/23

LVIP Dimensional International Core Equity Fund - Standard Class
LVIP Dimensional International Core Equity Fund - Service Class
MSCI World ex USA Index (net dividends)
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
$8,000
5/1/15
12/31/23
$14,723
$14,637
$14,318

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional International Core Equity Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,637 for the Standard Class shares and to $14,318 for the Service Class shares. For comparison, look at how the MSCI World ex USA Index (net dividends) did over the same period. The same $10,000 investment would have increased to $14,723. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 16.01%
Five Years	+ 7.99%
Inception (5/1/15)	+ 4.49%
Service Class Shares
One Year	+ 15.72%
Five Years	+ 7.72%
Inception (5/1/15)	+ 4.23%
1. The MSCI World ex USA® Index (net dividends) captures large and mid cap representation across 22 of 23 Developed Markets (DM) countries* — excluding the United States. With 1,022 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
2. The MSCI World ex USA Investable Market Index(IMI) caputures large, mid and small cap representation across 22 of 23 Developed Markets(DM) countries excluding the United States.
3. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
4. The MSCI Emerging Markets Investable Market Index(IMI) captures large, mid and small cap representation across 24 Emerging Markets(EM) countries.
5. Profitability is measured as operating income before depreciation and amortization minus interest expense, scaled by book.
6. The MSCI World ex USA® Small Cap Index (net dividends) captures small cap representation across 22 of 23 Developed Markets (DM) countries* (excluding the United States). With 2,452 constituents, the index covers approximately 14%of the free float-adjusted market capitalization in each country.
7. The MSCI World ex USA® Mid Cap Index (net dividends) captures mid-cap representation across 22 of 23 Developed Markets (DM) countries* excluding the US. With 573 constituents, the index covers approximately 15% of the free float-adjusted market capitalization in each country.
8. The MSCI World ex USA® Value Index (net dividends) captures large and mid-cap securities exhibiting overall value style characteristics across 22 of 23 Developed Markets countries*. The value investment style characteristics for index construction are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield.
9. The MSCI World ex USA® Growth Index (net dividends) captures large and mid-cap securities exhibiting overall growth style characteristics across 22 of 23 Developed Markets countries*. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long term historical EPS growth trend and long-term historical sales per share growth trend.
10. The MSCI World ex USA Small Cap Value Weighted Index is based on a traditional market cap weighted parent index, the MSCI World ex USA Small Cap Index, which includes small cap stocks across 22 Developed Markets (DM) countries (excluding the US). The MSCI World ex USA Small Cap Value Weighted Index reweights each security of the parent index to emphasize stocks with lower valuations. Index weights are determined using fundamental accounting data—sales, book value, earnings and cash earnings—rather than market prices. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK.
11. The MSCI World ex USA® Small Cap Growth Index (net dividends) captures small cap securities exhibiting overall growth style characteristics across the 22 Developed Markets countries* excluding the US. The growth investment style characteristics for index construction are defined using five variables: long-term forward EPS growth rate, short-term forward EPS growth rate, current internal growth rate and long-term historical EPS growth trend and long-term historical sales per share growth trend.
Performance data shown represents past performance and is no guarantee of future results. Indices are not available for direct investment; therefore, their performance does not reflect the expenses associated with the management of an actual portfolio.
MSCI data copyright MSCI 2024, all rights reserved. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.
LVIP Dimensional International Core Equity Fund-2

LVIP Dimensional International Core Equity Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,064.80	0.62%	$3.23
Service Class Shares	1,000.00	1,063.40	0.87%	4.52
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.10	0.62%	$3.16
Service Class Shares	1,000.00	1,020.80	0.87%	4.43

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Dimensional International Core Equity Fund-3

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	98.85%
Australia	6.49%
Austria	0.57%
Belgium	1.16%
Bermuda	0.02%
Britain	0.04%
Canada	10.53%
Chile	0.02%
China	0.05%
Colombia	0.00%
Denmark	2.80%
Faeroe Islands	0.06%
Finland	1.43%
France	7.95%
Georgia	0.02%
Germany	6.77%
Greece	0.00%
Greenland	0.06%
Guernsey	0.00%
Hong Kong	1.90%
Ireland	0.79%
Isle Of Man	0.02%
Israel	0.88%
Italy	2.36%
Japan	22.20%
Jersey	0.05%
Jordan	0.04%
Luxembourg	0.29%
Macau	0.02%
Malta	0.00%
Mexico	0.01%
Mongolia	0.01%
Netherlands	3.65%
New Zealand	0.33%
Norway	0.81%
Philippines	0.01%
Poland	0.03%
Portugal	0.30%
Singapore	1.06%
South Africa	0.00%
Spain	2.52%
Sweden	2.96%
Switzerland	8.34%
Taiwan	0.00%
United Arab Emirates	0.01%
United Kingdom	11.62%
United States	0.67%
Convertible Preferred Stock	0.02%
Security Type/Country	Percentage of Net Assets
Preferred Stocks	0.46%
Rights	0.00%
Warrants	0.00%
Money Market Fund	0.18%
Total Investments	99.51%
Receivables and Other Assets Net of Liabilities	0.49%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.

Sector	Percentage of Net Assets
Aerospace & Defense	1.20%
Air Freight & Logistics	0.74%
Airlines	0.30%
Auto Components	1.60%
Automobiles	2.73%
Banks	8.90%
Beverages	1.07%
Biotechnology	0.35%
Building Products	1.31%
Capital Markets	2.51%
Chemicals	4.00%
Commercial Services & Supplies	1.04%
Communications Equipment	0.25%
Construction & Engineering	2.01%
Construction Materials	1.03%
Consumer Finance	0.10%
Containers & Packaging	0.67%
Distributors	0.11%
Diversified Consumer Services	0.12%
Diversified Financial Services	0.51%
Diversified Telecommunication Services	2.23%
Electric Utilities	1.29%
Electrical Equipment	1.28%
Electronic Equipment, Instruments & Components	1.71%
Energy Equipment & Services	0.41%
Entertainment	0.52%
Food & Staples Retailing	2.23%
Food Products	2.51%
Gas Utilities	0.44%
Health Care Equipment & Supplies	1.44%
Health Care Providers & Services	0.76%
Health Care Technology	0.11%
Hotels, Restaurants & Leisure	1.81%
Household Durables	1.55%
Household Products	0.37%
LVIP Dimensional International Core Equity Fund-4

LVIP Dimensional International Core Equity Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited) (continued)
Sector	Percentage of Net Assets
Independent Power and Renewable Electricity Producers	0.48%
Industrial Conglomerates	0.94%
Insurance	4.59%
Interactive Media & Services	0.37%
IT Services	1.36%
Leisure Products	0.37%
Life Sciences Tools & Services	0.43%
Machinery	4.26%
Marine	0.37%
Media	0.80%
Metals & Mining	5.31%
Multiline Retail	0.78%
Multi-Utilities	0.71%
Office REITs	0.00%
Oil, Gas & Consumable Fuels	7.58%
Paper & Forest Products	0.63%
Personal Products	0.76%
Pharmaceuticals	4.35%
Professional Services	2.01%
Real Estate Management & Development	2.02%
Road & Rail	0.98%
Semiconductors & Semiconductor Equipment	2.51%
Software	0.95%
Specialized REITs	0.00%
Specialty Retail	1.58%
Technology Hardware, Storage & Peripherals	0.33%
Textiles, Apparel & Luxury Goods	1.99%
Tobacco	0.43%
Trading Companies & Distributors	1.87%
Transportation Infrastructure	0.49%
Water Utilities	0.11%
Wireless Telecommunication Services	0.74%
Total	99.31%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
TotalEnergies SE	1.01%
Novo Nordisk AS Class B	0.95%
Shell PLC ADR	0.87%
Nestle SA	0.84%
Toyota Motor Corp.	0.66%
LVMH Moet Hennessy Louis Vuitton SE	0.63%
ASML Holding NV	0.61%
Roche Holding AG	0.60%
Deutsche Telekom AG	0.48%
Sony Group Corp.	0.45%
Total	7.10%

ADR–American Depositary Receipt
IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Dimensional International Core Equity Fund-5

LVIP Dimensional International Core Equity Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–98.85%
Australia–6.49%
†29Metals Ltd.	44,703	$19,649
A2B Australia Ltd.	7,280	10,567
Accent Group Ltd.	23,197	30,667
Adairs Ltd.	14,923	18,406
†Adbri Ltd.	25,861	52,869
AGL Energy Ltd.	22,177	143,267
†Ainsworth Game Technology Ltd.	6,705	5,986
†Alkane Resources Ltd.	24,815	11,076
†Alliance Aviation Services Ltd.	9,515	20,878
ALS Ltd.	21,919	191,937
Altium Ltd.	3,169	101,173
†Alumina Ltd.	122,405	75,489
†Alumina Ltd. ADR	1,700	4,104
†AMA Group Ltd.	69,257	3,304
AMP Ltd.	271,448	172,030
Ampol Ltd.	12,701	312,882
Ansell Ltd.	9,386	161,054
ANZ Group Holdings Ltd.	40,571	716,613
APA Group	21,949	127,734
†Appen Ltd.	6,682	2,869
ARB Corp. Ltd.	3,866	94,736
Aristocrat Leisure Ltd.	13,987	389,073
ARN Media Ltd.	22,200	15,128
†Articore Group Ltd.	8,524	4,008
ASX Ltd.	1,992	85,601
Atlas Arteria Ltd.	37,105	146,148
AUB Group Ltd.	3,998	75,603
†Aurelia Metals Ltd.	90,985	6,820
Aurizon Holdings Ltd.	113,427	293,720
†Aussie Broadband Ltd.	6,199	16,475
Austal Ltd.	23,948	33,128
†Australian Agricultural Co. Ltd.	17,102	16,316
Australian Clinical Labs Ltd.	6,002	11,820
Australian Ethical Investment Ltd.	7,408	27,311
Auswide Bank Ltd.	2,657	9,307
Baby Bunting Group Ltd.	5,130	6,992
Bank of Queensland Ltd.	44,737	185,355
Bapcor Ltd.	29,215	110,293
Beach Energy Ltd.	151,652	165,349
Bega Cheese Ltd.	21,396	51,614
Bell Financial Group Ltd.	20,472	18,833
Bendigo & Adelaide Bank Ltd.	36,945	243,454
BHP Group Ltd.	45,795	1,573,145
BHP Group Ltd. ADR	32,090	2,192,068
BHP Group Ltd. Class DI	8,188	280,699
BlueScope Steel Ltd.	28,579	455,719
†Boral Ltd.	24,103	88,531
Brambles Ltd.	39,140	362,739
†Bravura Solutions Ltd.	17,986	10,479
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Breville Group Ltd.	4,589	$85,153
Brickworks Ltd.	6,412	122,170
=†BWX Ltd.	3,186	163
Capitol Health Ltd.	68,459	10,963
†Capricorn Metals Ltd.	16,483	52,904
CAR Group Ltd.	4,267	90,547
Cedar Woods Properties Ltd.	3,769	12,816
†Cettire Ltd.	5,846	11,553
Challenger Ltd.	36,923	163,296
Champion Iron Ltd.	27,121	155,061
†City Chic Collective Ltd.	7,495	2,732
Cleanaway Waste Management Ltd.	88,305	161,872
Clinuvel Pharmaceuticals Ltd.	1,998	21,785
†Coast Entertainment Holdings Ltd.	56,288	17,644
Cochlear Ltd.	1,001	203,732
Codan Ltd.	8,979	52,315
†Cogstate Ltd.	4,311	4,245
Coles Group Ltd.	30,042	329,806
Collins Foods Ltd.	10,696	86,299
Commonwealth Bank of Australia	16,292	1,241,224
Computershare Ltd.	12,854	213,641
†Cooper Energy Ltd.	131,415	11,642
Corporate Travel Management Ltd.	6,019	80,228
Costa Group Holdings Ltd.	33,732	71,718
CSL Ltd.	2,106	411,381
CSR Ltd.	42,583	191,520
Data#3 Ltd.	9,337	53,701
Dicker Data Ltd.	4,196	34,198
Domain Holdings Australia Ltd.	13,033	30,641
Domino's Pizza Enterprises Ltd.	3,244	130,294
Downer EDI Ltd.	54,415	163,157
Eagers Automotive Ltd.	9,563	94,362
Elanor Investor Group	7,930	7,349
Elders Ltd.	10,323	52,971
†Electro Optic Systems Holdings Ltd.	7,789	5,520
Emeco Holdings Ltd.	23,831	10,881
†Emerald Resources NL	21,310	43,710
†EML Payments Ltd.	25,538	13,748
Endeavour Group Ltd.	48,194	171,106
†Energy World Corp. Ltd.	57,823	1,064
Enero Group Ltd.	5,128	5,416
EQT Holdings Ltd.	1,732	30,097
Euroz Hartleys Group Ltd.	6,413	3,846
Evolution Mining Ltd.	108,882	293,823
EVT Ltd.	9,381	78,182
†FleetPartners Group Ltd.	23,440	48,718
LVIP Dimensional International Core Equity Fund-6

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Fleetwood Ltd.	8,185	$10,040
Flight Centre Travel Group Ltd.	8,009	111,119
Fortescue Ltd.	39,292	777,026
G8 Education Ltd.	76,969	61,892
†Genesis Minerals Ltd.	15,717	19,172
Gold Road Resources Ltd.	68,493	91,715
GR Engineering Services Ltd.	8,627	13,051
GrainCorp Ltd. Class A	19,403	96,390
Grange Resources Ltd.	19,800	6,274
GUD Holdings Ltd.	9,790	80,057
GWA Group Ltd.	14,929	22,788
Hansen Technologies Ltd.	12,748	44,217
Harvey Norman Holdings Ltd.	43,731	125,162
†Healius Ltd.	57,785	64,382
Helia Group Ltd.	31,524	93,447
HUB24 Ltd.	2,110	51,749
IDP Education Ltd.	8,226	112,280
IGO Ltd.	11,158	68,813
Iluka Resources Ltd.	26,111	117,436
Imdex Ltd.	44,759	57,494
†Immutep Ltd. ADR	4,950	11,880
Incitec Pivot Ltd.	128,004	247,728
Infomedia Ltd.	19,919	19,546
Inghams Group Ltd.	35,938	96,980
Insignia Financial Ltd.	55,000	87,703
Insurance Australia Group Ltd.	82,528	318,311
Integral Diagnostics Ltd.	13,026	16,910
†Integrated Research Ltd.	6,964	1,708
IPH Ltd.	10,191	44,515
IRESS Ltd.	8,744	48,563
IVE Group Ltd.	13,275	18,092
JB Hi-Fi Ltd.	7,657	276,703
Johns Lyng Group Ltd.	9,912	41,338
Jupiter Mines Ltd.	61,368	6,900
†Karoon Energy Ltd.	58,285	80,628
Kelsian Group Ltd.	10,962	52,290
†Kogan.com Ltd.	2,826	10,072
Lendlease Corp. Ltd.	18,335	93,333
Lifestyle Communities Ltd.	5,571	69,284
Link Administration Holdings Ltd.	43,066	63,977
Lottery Corp. Ltd.	59,535	196,359
Lovisa Holdings Ltd.	4,119	68,685
Lycopodium Ltd.	1,603	12,781
†Lynas Rare Earths Ltd.	24,849	121,243
MA Financial Group Ltd.	1,772	6,666
Macmahon Holdings Ltd.	102,720	12,950
Macquarie Group Ltd.	3,463	433,341
†Macquarie Technology Group Ltd. Class L	571	26,673
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Magellan Financial Group Ltd.	11,393	$72,048
Mayne Pharma Group Ltd.	10,321	43,254
McMillan Shakespeare Ltd.	6,278	68,279
McPherson's Ltd.	9,847	4,060
Medibank Pvt Ltd.	65,321	158,466
†Megaport Ltd.	3,352	21,015
†Mesoblast Ltd.	37,595	7,942
†Metals X Ltd.	32,061	6,336
Metcash Ltd.	70,607	167,922
Michael Hill International Ltd.	14,556	8,977
Mineral Resources Ltd.	5,814	277,337
†MMA Offshore Ltd.	44,718	56,985
Monadelphous Group Ltd.	7,774	78,616
Monash IVF Group Ltd.	25,246	22,365
†Mount Gibson Iron Ltd.	40,070	15,018
Myer Holdings Ltd.	88,520	36,193
MyState Ltd.	7,431	15,901
†Nanosonics Ltd.	3,177	9,526
National Australia Bank Ltd.	47,300	989,540
Netwealth Group Ltd.	8,892	93,316
New Hope Corp. Ltd.	41,944	147,487
=†Newcrest Mining Ltd.	796	13,180
†NEXTDC Ltd.	9,879	92,431
NIB Holdings Ltd.	30,812	155,167
Nick Scali Ltd.	4,073	34,195
Nickel Industries Ltd.	59,350	28,109
Nine Entertainment Co. Holdings Ltd.	114,713	157,906
Northern Star Resources Ltd.	27,873	259,269
†Novonix Ltd.	3,323	1,664
NRW Holdings Ltd.	46,732	94,900
Nufarm Ltd.	33,137	117,874
Objective Corp. Ltd.	662	5,644
†OFX Group Ltd.	15,689	16,090
OM Holdings Ltd.	23,197	7,034
†Omni Bridgeway Ltd.	13,858	12,796
oOh!media Ltd.	48,209	54,370
Orica Ltd.	24,632	267,560
Origin Energy Ltd.	42,203	243,591
Orora Ltd.	90,756	160,799
†Pact Group Holdings Ltd.	10,178	5,930
†Paladin Energy Ltd.	39,488	26,505
Peet Ltd.	38,309	33,024
PeopleIN Ltd.	6,519	5,575
†Perenti Ltd.	58,945	41,775
Perpetual Ltd.	6,333	109,962
Perseus Mining Ltd.	114,449	144,284
†PEXA Group Ltd.	6,267	47,404
Pilbara Minerals Ltd.	82,187	221,225
LVIP Dimensional International Core Equity Fund-7

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
Pinnacle Investment Management Group Ltd.	830	$5,701
Platinum Asset Management Ltd.	34,940	31,667
PointsBet Holdings Ltd.	5,076	3,182
†Praemium Ltd.	19,514	5,186
Premier Investments Ltd.	5,944	111,754
Pro Medicus Ltd.	2,911	190,098
Propel Funeral Partners Ltd.	3,978	13,988
PSC Insurance Group Ltd.	3,430	10,916
PWR Holdings Ltd.	7,683	51,099
†Qantas Airways Ltd.	23,117	84,594
QBE Insurance Group Ltd.	28,149	284,087
Qube Holdings Ltd.	74,773	165,091
Ramelius Resources Ltd.	62,102	71,308
Ramsay Health Care Ltd.	4,864	174,380
REA Group Ltd.	988	121,963
†Red 5 Ltd.	51,161	10,808
Reece Ltd.	5,965	91,012
Regis Healthcare Ltd.	6,738	14,923
†Regis Resources Ltd.	71,547	106,287
Reject Shop Ltd.	2,536	9,418
Reliance Worldwide Corp. Ltd.	48,221	145,571
†Resolute Mining Ltd.	141,363	42,868
†Retail Food Group Ltd.	205,945	9,824
Ridley Corp. Ltd.	36,736	68,843
Rio Tinto Ltd.	11,592	1,071,628
†RPMGlobal Holdings Ltd.	10,496	12,517
†Sandfire Resources Ltd.	34,866	174,394
Santos Ltd.	178,607	925,009
SEEK Ltd.	5,357	97,579
†Select Harvests Ltd.	8,721	17,234
Servcorp Ltd.	2,368	5,438
Service Stream Ltd.	54,665	35,016
Seven Group Holdings Ltd.	4,272	107,422
†Seven West Media Ltd.	80,912	14,887
SG Fleet Group Ltd.	12,991	20,804
†Sierra Rutile Holdings Ltd.	26,111	1,708
Sigma Healthcare Ltd.	159,184	109,018
†Silver Lake Resources Ltd.	76,609	62,124
Sims Ltd.	13,898	147,366
SmartGroup Corp. Ltd.	8,639	51,335
Sonic Healthcare Ltd.	15,026	328,482
South32 Ltd.	245,346	556,746
Southern Cross Media Group Ltd.	16,431	11,141
SRG Global Ltd.	41,671	19,026
†St Barbara Ltd.	62,703	8,973
†Star Entertainment Group Ltd.	219,853	77,157
Steadfast Group Ltd.	23,252	92,218
†Strike Energy Ltd.	44,686	14,617
Suncorp Group Ltd.	30,214	285,162
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Australia (continued)
=†Sunland Group Ltd.	6,027	$300
Super Retail Group Ltd.	14,826	159,327
†Superloop Ltd.	24,939	11,386
Symbio Holdings Ltd.	2,506	5,072
†Syrah Resources Ltd.	40,146	17,646
Tabcorp Holdings Ltd.	185,750	105,694
Technology One Ltd.	17,900	187,483
Telstra Group Ltd.	79,302	214,000
†Temple & Webster Group Ltd.	2,541	15,099
=†Ten Sixty Four Ltd.	34,142	4,886
Terracom Ltd.	17,167	4,913
TPG Telecom Ltd.	17,504	61,788
Transurban Group	24,939	232,997
Treasury Wine Estates Ltd.	35,293	259,263
†Tuas Ltd.	11,966	26,094
†Tyro Payments Ltd.	4,134	3,113
Ventia Services Group Pty. Ltd.	44,417	95,041
Viva Energy Group Ltd.	60,349	143,526
†Webjet Ltd.	10,586	52,950
Wesfarmers Ltd.	15,566	605,049
†West African Resources Ltd.	66,776	43,002
†Westgold Resources Ltd.	30,764	45,702
Westpac Banking Corp.	47,517	741,513
Whitehaven Coal Ltd.	73,441	372,345
WiseTech Global Ltd.	1,680	86,286
Woodside Energy Group Ltd.	48,601	1,028,728
Woodside Energy Group Ltd. ADR	9,552	201,452
Woolworths Group Ltd.	17,825	451,863
Worley Ltd.	9,493	112,949
Yancoal Australia Ltd.	28,140	94,921
		34,856,678
Austria–0.57%
Agrana Beteiligungs AG	1,444	22,477
ANDRITZ AG	4,969	309,384
AT&S Austria Technologie & Systemtechnik AG	2,359	68,491
BAWAG Group AG	4,700	248,947
CA Immobilien Anlagen AG	2,270	81,319
DO & Co. AG	520	77,153
Erste Group Bank AG	10,234	414,969
†Eurotelesites AG	3,469	13,902
†Lenzing AG	824	32,338
Mayr Melnhof Karton AG	482	67,364
Oesterreichische Post AG	2,883	104,074
OMV AG	10,003	439,173
Palfinger AG	713	19,835
POLYTEC Holding AG	1,389	5,375
Porr Ag	1,155	16,193
LVIP Dimensional International Core Equity Fund-8

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Austria (continued)
Raiffeisen Bank International AG	10,645	$219,401
†Rosenbauer International AG	188	5,977
Schoeller-Bleckmann Oilfield Equipment AG	676	32,985
Semperit AG Holding	457	7,144
Telekom Austria AG	13,878	117,203
UBM Development AG	240	5,590
UNIQA Insurance Group AG	4,690	38,624
Verbund AG	1,443	133,892
Vienna Insurance Group AG Wiener Versicherung Gruppe	3,121	91,304
Voestalpine AG	9,005	283,917
Wienerberger AG	5,936	198,033
Zumtobel Group AG	1,947	13,498
		3,068,562
Belgium–1.16%
Ackermans & van Haaren NV	1,881	329,753
Ageas SA	11,022	478,314
†AGFA-Gevaert NV	14,619	23,724
Anheuser-Busch InBev SA	13,979	901,544
Anheuser-Busch InBev SA ADR	1,200	77,544
Atenor	896	7,359
Azelis Group NV	442	10,823
Barco NV	1,187	21,687
Bekaert SA	3,277	168,293
Bpost SA	6,706	34,528
Cie d'Entreprises CFE	740	6,233
Colruyt Group NV	4,595	206,964
Deceuninck NV	7,755	19,477
Deme Group NV	740	91,005
D'ieteren Group	440	85,927
Econocom Group SA	6,908	19,599
Elia Group SA	1,268	158,598
Euronav NV	10,789	190,086
EVS Broadcast Equipment SA	1,163	37,040
Fagron	5,252	96,304
Greenyard NV	1,186	7,803
Immobel SA	390	12,830
Jensen-Group NV	278	10,189
KBC Group NV	14,248	923,612
Kinepolis Group NV	664	32,766
Lotus Bakeries NV	34	308,907
Melexis NV	1,621	163,292
†Ontex Group NV	5,670	47,603
†Orange Belgium SA	1,748	26,051
Proximus SADP	10,015	94,087
Recticel SA	2,992	35,012
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Belgium (continued)
Sipef NV	408	$23,872
Solvay SA	6,621	202,686
†Syensqo SA	6,621	688,970
Tessenderlo Group SA	1,773	55,294
UCB SA	1,940	168,977
Umicore SA	11,683	321,147
Van de Velde NV	509	18,964
VGP NV	785	90,993
What's Cooking BV	51	3,738
†X-Fab Silicon Foundries SE	4,109	46,178
		6,247,773
Bermuda–0.02%
†Liberty Global Ltd. Class A	1,294	22,994
†Liberty Global Ltd. Class C	3,168	59,052
		82,046
Britain–0.04%
Hargreaves Services PLC	2,415	12,775
Travis Perkins PLC	16,821	177,659
Wickes Group PLC	16,234	29,404
		219,838
Canada–10.53%
†5N Plus, Inc.	6,300	17,972
Acadian Timber Corp.	800	10,354
ADENTRA, Inc.	520	12,546
†Advantage Energy Ltd.	16,293	104,886
Aecon Group, Inc.	5,100	50,305
Africa Oil Corp.	5,800	10,899
Ag Growth International, Inc.	900	34,314
AGF Management Ltd. Class B	5,000	29,093
Agnico Eagle Mines Ltd.	16,874	925,408
†Aimia, Inc.	2,700	6,378
†Air Canada	6,130	86,464
AirBoss of America Corp.	1,300	4,798
Alamos Gold, Inc. Class A	21,109	284,173
Algoma Central Corp.	1,600	18,052
Algonquin Power & Utilities Corp.	18,794	118,700
Alimentation Couche-Tard, Inc.	13,900	818,548
AltaGas Ltd.	18,934	397,528
Altius Minerals Corp.	1,400	19,483
Altus Group Ltd.	796	25,315
Amerigo Resources Ltd.	14,300	15,001
Andlauer Healthcare Group, Inc.	1,200	37,113
Andrew Peller Ltd. Class A	1,500	5,219
ARC Resources Ltd.	36,441	540,957
†Argonaut Gold, Inc.	16,363	5,804
†Aritzia, Inc.	7,100	147,353
LVIP Dimensional International Core Equity Fund-9

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Atco Ltd. Class I	4,200	$122,572
†Athabasca Oil Corp.	26,708	84,051
†ATS Corp.	3,100	133,611
†Aurora Cannabis, Inc.	9,319	4,440
†AutoCanada, Inc.	1,479	25,561
B2Gold Corp.	104,322	329,881
Badger Infrastructure Solution	2,900	89,098
†Ballard Power Systems, Inc.	14,258	52,755
Bank of Montreal	13,212	1,307,195
Bank of Nova Scotia	22,720	1,106,214
Barrick Gold Corp.	34,621	626,294
†Bausch Health Cos., Inc.	12,040	96,561
Baytex Energy Corp.	49,005	161,988
BCE, Inc.	1,830	72,063
Birchcliff Energy Ltd.	24,553	107,103
Bird Construction, Inc.	3,322	36,102
Black Diamond Group Ltd.	2,500	15,414
†BlackBerry Ltd.	9,500	33,647
BMTC Group, Inc.	600	5,651
†Bombardier, Inc. Class B	4,408	177,012
†Bonterra Energy Corp.	2,713	10,708
Boralex, Inc. Class A	3,066	77,931
Boyd Group Services, Inc.	1,356	284,995
†Bragg Gaming Group, Inc.	1,500	7,675
Brookfield Corp. Class A	14,425	578,731
Brookfield Infrastructure Corp. Class A	4,303	151,785
BRP, Inc.	1,741	124,610
†CAE, Inc.	7,224	155,961
†Calfrac Well Services Ltd.	2,200	7,422
Calian Group Ltd.	600	25,942
Cameco Corp.	3,563	153,565
Canaccord Genuity Group, Inc.	8,726	50,049
Canacol Energy Ltd.	2,620	13,762
†Canada Goose Holdings, Inc.	3,868	45,836
Canadian Imperial Bank of Commerce	19,750	950,824
Canadian National Railway Co.	6,816	856,294
Canadian Natural Resources Ltd.	27,566	1,806,122
Canadian Pacific Kansas City Ltd.	3,355	265,246
Canadian Tire Corp. Ltd. Class A	3,908	415,029
Canadian Utilities Ltd. Class A	3,945	94,944
Canadian Western Bank	6,945	161,799
†Canfor Corp.	6,500	87,563
†Canfor Pulp Products, Inc.	2,900	3,939
†Canopy Growth Corp.	238	1,216
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Capital Power Corp.	5,188	$148,156
†Capstone Copper Corp.	27,443	133,585
Cardinal Energy Ltd.	13,600	64,456
Cascades, Inc.	8,787	84,418
CCL Industries, Inc. Class B	6,809	306,214
†Celestica, Inc.	10,108	295,962
Cenovus Energy, Inc.	38,733	645,082
Centerra Gold, Inc.	16,227	96,868
CES Energy Solutions Corp.	18,401	47,910
†CGI, Inc.	5,459	585,103
China Gold International Resources Corp. Ltd.	14,900	62,746
CI Financial Corp.	16,000	179,435
Cogeco Communications, Inc.	1,566	70,142
Cogeco, Inc.	600	25,887
Colliers International Group, Inc.	1,614	204,203
Computer Modelling Group Ltd.	8,100	61,924
Constellation Software, Inc.	300	743,807
Converge Technology Solutions Corp.	4,800	14,997
Corby Spirit & Wine Ltd.	700	6,905
Corus Entertainment, Inc. Class B	19,156	10,264
Crescent Point Energy Corp.	55,030	381,586
†Crew Energy, Inc.	5,725	19,615
†Cronos Group, Inc.	19,611	40,987
Definity Financial Corp.	3,386	95,929
†Denison Mines Corp.	25,260	44,227
†dentalcorp Holdings Ltd.	2,124	11,157
†Descartes Systems Group, Inc.	700	58,842
Dexterra Group, Inc.	2,620	11,389
Dollarama, Inc.	7,016	505,609
Doman Building Materials Group Ltd.	6,028	37,713
†Dorel Industries, Inc. Class B	1,100	5,188
DREAM Unlimited Corp. Class A	2,819	48,187
Dundee Precious Metals, Inc.	10,800	69,117
Dye & Durham Ltd.	2,000	21,675
Dynacor Group, Inc.	4,700	14,188
E-L Financial Corp. Ltd.	139	109,960
†Eldorado Gold Corp.	16,921	219,525
Emera, Inc.	4,709	178,758
Empire Co. Ltd. Class A	12,607	333,478
Enbridge, Inc.	16,463	592,825
LVIP Dimensional International Core Equity Fund-10

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Enerflex Ltd.	7,900	$36,547
Enerplus Corp.	21,688	332,694
Enghouse Systems Ltd.	3,200	84,767
†Ensign Energy Services, Inc.	13,872	22,718
EQB, Inc.	2,312	152,202
†Equinox Gold Corp.	22,920	111,811
†ERO Copper Corp.	3,262	51,575
Evertz Technologies Ltd.	1,800	18,923
Exchange Income Corp.	1,608	54,731
Exco Technologies Ltd.	2,400	14,273
Extendicare, Inc.	8,400	46,151
Fairfax Financial Holdings Ltd.	1,190	1,097,911
Fiera Capital Corp.	3,700	17,005
Finning International, Inc.	11,000	318,116
First Majestic Silver Corp.	12,288	75,571
First Quantum Minerals Ltd.	17,179	140,668
FirstService Corp.	1,597	258,752
Fortis, Inc.	7,320	301,094
†Fortuna Silver Mines, Inc.	14,658	56,417
Franco-Nevada Corp.	1,134	125,659
†Frontera Energy Corp.	5,800	34,886
†Galiano Gold, Inc.	4,900	4,549
†GDI Integrated Facility Services, Inc.	1,200	33,128
George Weston Ltd.	2,607	323,649
GFL Environmental, Inc.	5,077	175,207
Gibson Energy, Inc.	11,272	171,243
Gildan Activewear, Inc.	9,982	330,023
†GoldMoney, Inc.	1,280	7,544
Great-West Lifeco, Inc.	12,289	406,774
Hammond Power Solutions, Inc.	1,600	98,653
Headwater Exploration, Inc.	14,654	69,120
†Heroux-Devtek, Inc.	2,187	25,088
High Liner Foods, Inc.	2,452	21,873
HLS Therapeutics, Inc.	2,317	6,907
Hudbay Minerals, Inc.	26,035	143,375
Hydro One Ltd.	4,900	146,810
iA Financial Corp., Inc.	7,323	499,216
†IAMGOLD Corp.	34,000	85,733
IGM Financial, Inc.	4,694	124,023
†Imperial Metals Corp.	3,600	5,923
Imperial Oil Ltd.	7,040	402,618
Information Services Corp.	1,000	16,739
Innergex Renewable Energy, Inc.	6,057	42,009
InPlay Oil Corp.	5,700	9,507
Intact Financial Corp.	4,480	689,252
†Interfor Corp.	6,355	112,611
†International Petroleum Corp.	8,726	104,986
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Jamieson Wellness, Inc.	1,000	$23,946
†Journey Energy, Inc.	3,866	11,262
†K92 Mining, Inc.	6,500	31,935
†Karora Resources, Inc.	8,800	32,343
K-Bro Linen, Inc.	800	19,924
†Kelt Exploration Ltd.	13,500	58,277
Keyera Corp.	11,994	289,927
†Kinaxis, Inc.	600	67,338
Kinross Gold Corp.	107,332	649,638
†Knight Therapeutics, Inc.	6,900	27,026
Lassonde Industries, Inc. Class A	400	42,338
Laurentian Bank of Canada	3,587	75,446
Leon's Furniture Ltd.	2,194	30,069
†Lightspeed Commerce, Inc.	7,902	165,863
Linamar Corp.	4,176	201,764
Loblaw Cos. Ltd.	4,588	444,171
†Lucara Diamond Corp.	28,465	8,271
Lundin Gold, Inc.	4,100	51,178
Lundin Mining Corp.	50,809	415,659
Magellan Aerospace Corp.	1,000	5,924
Magna International, Inc.	15,021	887,441
†Mainstreet Equity Corp.	200	22,040
†Major Drilling Group International, Inc.	6,566	45,638
†Mandalay Resources Corp.	5,200	7,182
Manulife Financial Corp.	41,352	913,812
Maple Leaf Foods, Inc.	3,682	70,136
Martinrea International, Inc.	9,900	107,140
†MDA Ltd.	3,263	28,369
†MDF Commerce, Inc.	3,300	10,360
Medical Facilities Corp.	2,900	19,654
†MEG Energy Corp.	28,038	500,856
Methanex Corp.	4,115	194,875
Metro, Inc.	5,671	293,554
Morguard Corp.	186	14,877
MTY Food Group, Inc.	1,659	70,752
Mullen Group Ltd.	8,500	90,065
National Bank of Canada	15,925	1,213,860
Neo Performance Materials, Inc.	900	5,182
†New Gold, Inc.	59,077	85,603
†NFI Group, Inc.	5,000	51,658
North American Construction Group Ltd.	2,400	50,061
North West Co., Inc.	3,800	112,619
Northland Power, Inc.	14,034	254,933
Nutrien Ltd.	24,469	1,378,341
Nuvei Corp.	3,000	78,780
†NuVista Energy Ltd.	10,300	85,817
†Obsidian Energy Ltd.	2,900	19,662
OceanaGold Corp.	50,766	97,314
LVIP Dimensional International Core Equity Fund-11

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Open Text Corp.	6,831	$287,039
†Organigram Holdings, Inc.	1,466	1,920
†Orla Mining Ltd.	3,151	10,241
Osisko Gold Royalties Ltd.	11,051	157,778
Pan American Silver Corp.	23,777	388,162
Paramount Resources Ltd. Class A	5,950	116,436
Parex Resources, Inc.	11,160	210,137
Park Lawn Corp.	1,419	21,140
Parkland Corp.	11,221	361,684
Pason Systems, Inc.	5,362	65,434
Pembina Pipeline Corp.	9,652	332,223
Petrus Resources Ltd.	1,100	1,088
Peyto Exploration & Development Corp.	14,495	131,708
PHX Energy Services Corp.	3,310	20,234
†Pieridae Energy Ltd.	11,200	2,958
Pine Cliff Energy Ltd.	9,500	9,679
Pizza Pizza Royalty Corp.	900	9,998
Polaris Renewable Energy, Inc.	1,700	16,974
Pollard Banknote Ltd.	800	19,338
†Precision Drilling Corp.	1,455	79,004
Premium Brands Holdings Corp.	2,047	145,262
Pulse Seismic, Inc.	4,700	6,597
Quarterhill, Inc.	21,100	31,052
Quebecor, Inc. Class B	8,600	204,575
RB Global, Inc.	2,297	153,646
†Real Matters, Inc.	5,000	23,773
Restaurant Brands International, Inc.	5,601	437,607
†RF Capital Group, Inc.	445	2,525
Richelieu Hardware Ltd.	3,600	130,356
Rogers Communications, Inc. Class B	10,645	498,300
Rogers Sugar, Inc.	8,922	36,225
Royal Bank of Canada	21,581	2,182,484
Russel Metals, Inc.	6,029	204,887
Sandstorm Gold Ltd.	14,300	71,929
Saputo, Inc.	9,862	199,689
Savaria Corp.	900	10,304
Secure Energy Services, Inc.	15,950	113,512
†Shawcor Ltd.	7,434	85,053
†Shopify, Inc. Class A	1,600	124,594
Sienna Senior Living, Inc.	3,200	27,748
Sleep Country Canada Holdings, Inc.	2,800	54,117
SNC-Lavalin Group, Inc.	6,908	222,403
Spin Master Corp.	2,381	62,640
Sprott, Inc.	833	28,280
SSR Mining, Inc.	18,197	195,431
Stantec, Inc.	4,440	356,288
Stelco Holdings, Inc.	2,870	108,709
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Canada (continued)
Stella-Jones, Inc.	5,046	$293,685
StorageVault Canada, Inc.	6,586	25,995
†Strathcona Resources Ltd.	508	8,216
Sun Life Financial, Inc.	10,266	532,396
Suncor Energy, Inc.	48,896	1,566,628
†SunOpta, Inc.	4,163	22,772
Superior Plus Corp.	13,274	96,471
Tamarack Valley Energy Ltd.	31,060	71,963
†Taseko Mines Ltd.	18,300	25,688
TC Energy Corp.	29,889	1,168,361
Teck Resources Ltd. Class B	26,202	1,107,560
TerraVest Industries, Inc.	900	30,055
TFI International, Inc.	2,657	361,405
Thomson Reuters Corp.	1,229	179,704
Tidewater Midstream & Infrastructure Ltd.	18,184	14,547
TMX Group Ltd.	6,545	158,309
†Torex Gold Resources, Inc.	6,800	75,028
Toromont Industries Ltd.	3,600	315,430
Toronto-Dominion Bank	22,702	1,466,991
Total Energy Services, Inc.	3,299	18,822
Tourmaline Oil Corp.	16,136	725,666
TransAlta Corp.	22,240	184,932
Transcontinental, Inc. Class A	7,600	78,578
Trican Well Service Ltd.	20,070	62,404
Tricon Residential, Inc.	11,916	108,451
†Trisura Group Ltd.	1,300	33,357
Vermilion Energy, Inc.	14,557	175,528
VersaBank	900	9,876
Wajax Corp.	2,500	57,111
†Well Health Technologies Corp.	4,303	12,503
†Wesdome Gold Mines Ltd.	6,200	36,076
West Fraser Timber Co. Ltd.	5,776	494,177
Western Forest Products, Inc.	34,200	18,325
Westshore Terminals Investment Corp.	2,378	49,209
Wheaton Precious Metals Corp.	3,160	155,914
Whitecap Resources, Inc.	58,329	390,459
†WildBrain Ltd.	9,347	7,689
Winpak Ltd.	2,095	64,666
WSP Global, Inc.	2,754	386,044
Yellow Pages Ltd.	1,229	10,453
		56,568,359
Chile–0.02%
Antofagasta PLC	6,266	134,141
		134,141
LVIP Dimensional International Core Equity Fund-12

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
China–0.05%
†AustAsia Group Ltd.	8,360	$1,981
Belimo Holding AG	452	249,257
†Fosun Tourism Group	18,600	13,792
KRP Development Holdings Ltd.	13,000	1,498
		266,528
Colombia–0.00%
†Gran Tierra Energy, Inc.	3,367	18,905
		18,905
Denmark–2.80%
†ALK-Abello AS	6,260	93,816
Alm Brand AS	63,402	112,012
†Ambu AS Class B	7,387	115,082
AP Moller - Maersk AS Class A	52	92,254
AP Moller - Maersk AS Class B	66	118,655
†Bang & Olufsen AS	8,549	12,204
†Bavarian Nordic AS	5,084	133,599
†Better Collective AS	1,369	34,815
†Cadeler AS	5,873	27,123
Carlsberg AS Class B	3,065	384,356
cBrain AS	389	15,496
Chemometec AS	653	37,520
Chr Hansen Holding AS	5,225	438,106
Coloplast AS Class B	5,471	625,470
Columbus AS	4,653	4,892
D/S Norden AS	2,354	111,901
Danske Bank AS	16,326	436,153
†Demant AS	4,628	202,865
Dfds AS	2,990	98,741
DSV AS	3,505	615,336
FLSmidth & Co. AS	3,466	147,413
†Genmab AS	1,412	450,614
†GN Store Nord AS	8,729	222,080
H Lundbeck AS	24,445	118,592
H Lundbeck AS Class A	3,565	15,152
†H+H International AS Class B	1,148	15,097
ISS AS	12,503	238,758
Jeudan AS	571	19,364
Jyske Bank AS	4,346	311,500
Matas AS	3,162	54,037
†Netcompany Group AS	2,291	76,540
†Nilfisk Holding AS	1,443	25,258
†NKT AS	4,788	328,857
†NNIT AS	488	6,078
Novo Nordisk AS ADR	5,400	558,630
Novo Nordisk AS Class B	49,220	5,088,406
Novozymes AS Class B	7,638	419,752
†NTG Nordic Transport Group AS Class A	319	13,889
Orsted AS	1,635	90,628
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Denmark (continued)
Pandora AS	6,883	$951,207
Per Aarsleff Holding AS	1,112	53,108
Ringkjoebing Landbobank AS	2,305	338,444
Rockwool AS Class A	423	123,404
Rockwool AS Class B	600	175,574
Royal Unibrew AS	3,551	237,217
†RTX AS	299	3,055
Scandinavian Tobacco Group AS Class A	5,273	91,596
Schouw & Co. AS	848	69,445
Solar AS Class B	701	48,272
SP Group AS	170	5,501
Spar Nord Bank AS	6,895	108,846
Sparekassen Sjaelland-Fyn AS	1,222	36,157
Sydbank AS	5,781	251,352
Tivoli AS	204	21,268
Topdanmark AS	3,407	162,663
Tryg AS	15,951	347,002
†Zealand Pharma AS	1,641	90,693
		15,025,845
Faeroe Islands–0.06%
†Vestas Wind Systems AS	10,107	320,750
		320,750
Finland–1.43%
†Afarak Group SE	29,162	13,006
Aktia Bank OYJ	3,682	38,290
Alandsbanken Abp Class B	968	33,127
Alma Media OYJ	1,259	13,343
Anora Group OYJ	1,138	5,477
Aspo OYJ	1,168	7,711
Atria OYJ	742	8,568
Cargotec OYJ Class B	2,034	118,334
Citycon OYJ	5,407	31,039
Elisa OYJ	6,877	317,871
Enento Group OYJ	540	11,613
†Finnair OYJ	678,427	29,808
Fiskars OYJ Abp	1,943	38,309
Fortum OYJ	24,414	351,991
F-Secure OYJ	11,149	25,047
Gofore OYJ	497	12,290
Harvia OYJ	658	19,758
Huhtamaki OYJ	7,574	307,111
†Incap OYJ	669	5,724
Kemira OYJ	10,616	196,771
Kesko OYJ Class A	6,192	123,179
Kesko OYJ Class B	17,294	342,219
Kojamo OYJ	5,368	70,520
Kone OYJ Class B	9,036	450,484
Konecranes OYJ	5,067	228,112
Lassila & Tikanoja OYJ	2,818	30,487
†Mandatum OYJ	6,661	29,928
LVIP Dimensional International Core Equity Fund-13

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Finland (continued)
Marimekko OYJ	2,270	$33,354
Metsa Board OYJ Class B	11,901	94,463
Metso OYJ	33,134	335,423
Musti Group OYJ	1,221	35,208
Neste OYJ	9,058	322,087
Nokia OYJ	105,403	355,130
Nokia OYJ ADR	14,459	49,450
Nordea Bank Abp	48,710	603,660
Olvi OYJ Class A	983	30,439
Oma Saastopankki OYJ	488	11,448
Oriola OYJ Class B	10,932	13,130
Orion OYJ Class A	1,949	84,343
Orion OYJ Class B	6,642	287,945
Outokumpu OYJ	33,170	164,195
Ponsse OYJ	944	23,552
Puuilo OYJ	1,208	11,902
†QT Group OYJ	745	53,048
Raisio OYJ Class V	7,767	16,943
Revenio Group OYJ	982	29,444
Sampo OYJ Class A	6,661	291,269
Sanoma OYJ	5,246	40,250
†Stockmann OYJ Abp Class B	1,585	5,074
Stora Enso OYJ Class R	29,203	403,789
Taaleri PLC	1,347	13,368
Terveystalo OYJ	6,412	54,788
TietoEVRY OYJ	7,660	182,148
Tokmanni Group Corp.	5,246	84,669
UPM-Kymmene OYJ	16,104	605,519
Vaisala OYJ Class A	1,389	60,875
Valmet OYJ	10,544	303,922
Wartsila OYJ Abp	15,057	218,166
†WithSecure OYJ	2,413	2,760
YIT OYJ	11,776	25,805
		7,707,683
France–7.95%
ABC arbitrage	1,320	7,002
Accor SA	7,619	291,021
Aeroports de Paris SA	1,346	174,150
†Air France-KLM	4,267	64,026
Air Liquide SA	3,372	655,610
Airbus SE	6,668	1,028,940
AKWEL SADIR	593	10,579
ALD SA	10,005	71,185
Alstom SA	14,888	200,186
Alten SA	1,859	276,232
Amundi SA	2,161	146,955
Arkema SA	4,561	518,617
Assystem SA	625	34,153
†Atos SE	5,977	46,518
Aubay	366	16,829
AXA SA	19,479	634,148
Axway Software SA	477	13,902
†Bastide le Confort Medical	242	7,160
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Beneteau SACA	3,551	$48,923
†Bigben Interactive	1,625	6,207
BioMerieux	735	81,627
BNP Paribas SA	16,290	1,125,578
Boiron SA	814	36,142
Bollore SE	30,754	191,992
Bonduelle SCA	1,767	21,340
Bouygues SA	15,835	596,453
Bureau Veritas SA	14,977	378,129
Capgemini SE	5,477	1,141,246
Carrefour SA	31,767	580,921
Catana Group	1,510	9,535
CBo Territoria	2,578	10,416
†Cegedim SA	545	10,746
†CGG SA	51,187	33,792
Chargeurs SA	973	12,546
Cie de Saint-Gobain SA	18,202	1,339,473
Cie des Alpes	1,197	18,659
Cie Generale des Etablissements Michelin SCA	25,749	922,695
Cie Plastic Omnium SE	4,354	57,679
Clariane SE	5,582	14,814
Coface SA	9,918	129,636
Credit Agricole SA	17,997	255,341
Danone SA	6,240	404,226
Dassault Aviation SA	522	103,266
Dassault Systemes SE	2,963	144,693
Derichebourg SA	9,326	52,301
Edenred SE	5,232	312,705
Eiffage SA	6,266	671,122
Electricite de Strasbourg SA	55	6,035
†Elior Group SA	8,292	26,839
Elis SA	18,117	377,805
Engie SA	31,208	548,408
Equasens	336	22,664
Eramet SA	660	52,095
EssilorLuxottica SA	2,259	452,878
Esso SA Francaise	184	11,142
Etablissements Maurel et Prom SA	5,157	34,671
Eurazeo SE	2,356	186,875
†Euroapi SA	433	2,739
†Eutelsat Communications SACA	17,542	82,303
Exel Industries SA Class A	95	5,663
Fnac Darty SA	1,020	30,966
†Forvia SE	11,277	254,214
Gaztransport Et Technigaz SA	2,256	298,612
Getlink SE	16,735	306,032
GL Events SACA	866	18,757
Groupe Crit SA	390	33,841
Guerbet	783	16,856
LVIP Dimensional International Core Equity Fund-14

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
†Haulotte Group SA	610	$1,704
Hermes International SCA	351	743,509
†ID Logistics Group SACA	233	78,709
Imerys SA	2,970	93,378
Infotel SA	163	9,537
Interparfums SA	782	43,510
Ipsen SA	2,871	341,983
IPSOS SA	3,552	222,530
Jacquet Metals SACA	1,315	28,453
†JCDecaux SE	6,129	123,143
Kaufman & Broad SA	1,064	35,356
Kering SA	1,252	551,476
La Francaise des Jeux SAEM	6,644	240,870
Lectra	1,635	56,405
Legrand SA	3,530	366,702
Linedata Services	45	2,762
LISI SA	720	18,758
LNA Sante SA	494	10,962
L'Oreal SA	2,405	1,196,476
LVMH Moet Hennessy Louis Vuitton SE	4,196	3,398,164
Maisons du Monde SA	3,382	21,169
Manitou BF SA	943	24,152
Mersen SA	2,002	77,796
Metropole Television SA	2,859	40,841
†Nacon SA	1,056	1,945
Neoen SA	3,028	101,219
Nexans SA	2,407	210,584
Nexity SA	3,478	64,696
Oeneo SA	52	741
Orange SA	127,700	1,452,601
Pernod Ricard SA	1,715	302,451
†Prodways Group SA	90	95
Publicis Groupe SA	6,532	605,724
Quadient SA	3,215	68,216
Renault SA	9,648	393,072
Rexel SA	17,812	487,066
Robertet SA	11	10,079
Rubis SCA	4,691	116,519
Safran SA	4,594	808,709
Samse SACA	6	1,338
Sanofi SA	9,974	988,329
Sartorius Stedim Biotech	296	78,261
Savencia SA	292	17,729
Schneider Electric SE	3,490	700,359
SCOR SE	14,330	418,587
SEB SA	1,763	219,928
Seche Environnement SACA	286	34,730
†SMCP SA	2,424	9,152
Societe BIC SA	1,667	115,662
Societe Generale SA	21,479	569,675
Societe LDC SADIR	194	29,983
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
France (continued)
Societe pour l'Informatique Industrielle	665	$51,242
Sodexo SA	1,504	165,403
†SOITEC	977	174,511
Sopra Steria Group SACA	1,185	258,758
SPIE SA	10,196	318,541
Stef SA	359	45,260
STMicroelectronics NV	1,665	83,466
Synergie SE	615	23,898
Technip Energies NV	10,199	238,244
Teleperformance SE	3,585	522,609
Television Francaise 1 SA	5,220	41,116
Thales SA	2,435	360,074
Thermador Groupe	504	47,015
Totalenergies EP Gabon	103	17,852
TotalEnergies SE	79,656	5,416,873
TotalEnergies SE ADR	4,971	334,946
Trigano SA	757	123,933
†Ubisoft Entertainment SA	7,366	187,924
Valeo SE	19,292	296,353
†Vallourec SACA	11,988	185,609
†Vantiva SA	8,058	1,037
Veolia Environnement SA	11,043	348,173
Verallia SA	5,220	200,885
Vetoquinol SA	184	20,800
Vicat SACA	1,860	67,452
Vinci SA	10,807	1,356,485
Virbac SACA	258	102,393
Vivendi SE	29,232	312,251
†Voltalia SA	2,127	24,467
Wavestone	400	25,921
†Worldline SA	7,737	133,842
		42,701,939
Georgia–0.02%
TBC Bank Group PLC	2,396	86,430
		86,430
Germany–6.77%
1&1 AG	3,646	73,014
7C Solarparken AG	8,243	32,987
Adesso SE	209	24,780
adidas AG	1,252	254,536
†Adtran Networks SE	574	12,673
All for One Group SE	186	9,692
Allgeier SE	430	10,206
Allianz SE	4,207	1,123,693
Amadeus Fire AG	434	58,931
Atoss Software AG	302	69,679
Aurubis AG	2,910	238,560
†Auto1 Group SE	1,704	12,205
BASF SE	22,576	1,215,733
Basler AG	591	7,594
Bayer AG	38,070	1,413,381
LVIP Dimensional International Core Equity Fund-15

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
Bayerische Motoren Werke AG	9,228	$1,026,671
BayWa AG	1,161	40,117
Bechtle AG	5,550	278,101
Beiersdorf AG	536	80,296
Bertrandt AG	393	22,300
Bijou Brigitte AG	197	8,721
Bilfinger SE	2,251	86,527
†Borussia Dortmund GmbH & Co. KGaA	4,770	18,957
BRANICKS Group AG	2,395	8,923
Brenntag SE	8,227	755,821
CANCOM SE	1,984	64,743
Carl Zeiss Meditec AG	810	88,383
†Ceconomy AG	11,681	31,929
CENIT AG	409	5,531
Cewe Stiftung & Co. KGAA	635	70,942
Commerzbank AG	40,356	479,369
CompuGroup Medical SE & Co. KgaA	1,908	79,830
Continental AG	5,744	487,757
†Covestro AG	11,670	678,682
CropEnergies AG	3,133	39,775
CTS Eventim AG & Co. KGaA	4,665	322,385
Daimler Truck Holding AG	22,345	839,197
†Delivery Hero SE	1,957	54,032
Dermapharm Holding SE	1,610	75,253
Deutsche Bank AG	56,828	773,306
Deutsche Boerse AG	2,736	563,306
†Deutsche Lufthansa AG	40,384	358,795
Deutsche Post AG	24,956	1,235,763
Deutsche Telekom AG	106,576	2,558,987
Deutsche Telekom AG ADR	3,637	87,761
Deutsche Wohnen SE	773	20,429
Draegerwerk AG & Co. KGaA	351	17,321
Duerr AG	2,831	66,819
DWS Group GmbH & Co. KGaA	2,488	95,583
E.ON SE	22,183	297,540
Eckert & Ziegler Strahlen- und Medizintechnik AG	840	38,298
EDAG Engineering Group AG	532	8,046
Elmos Semiconductor SE	625	51,058
ElringKlinger AG	2,669	16,264
†Encavis AG	7,098	122,161
Energiekontor AG	647	59,069
EuroEyes International Eye Clinic Ltd. Class C	9,000	6,005
Evonik Industries AG	14,168	289,354
†Evotec SE	653	15,340
Fielmann Group AG	2,159	115,930
†FlatexDEGIRO AG	4,182	51,569
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
†Fraport AG Frankfurt Airport Services Worldwide	3,183	$192,420
Freenet AG	11,715	327,717
Fresenius Medical Care AG	9,497	397,981
Fresenius SE & Co. KGaA	14,204	440,152
FUCHS SE	2,470	88,483
GEA Group AG	11,370	473,082
Gerresheimer AG	2,472	257,478
Gesco SE	598	12,279
GFT Technologies SE	1,564	53,869
H&R GmbH & Co. KGaA	1,285	6,639
†Hamburger Hafen und Logistik AG	2,777	51,319
Hannover Rueck SE	1,421	339,313
Hapag-Lloyd AG	869	129,510
Hawesko Holding SE	179	6,264
Heidelberg Materials AG	6,248	558,282
†Heidelberger Druckmaschinen AG	22,239	30,418
Hella GmbH & Co. KGaA	1,171	106,650
†HelloFresh SE	9,987	157,770
Henkel AG & Co. KGaA	2,279	163,483
Hensoldt AG	3,159	85,092
HOCHTIEF AG	1,815	200,968
Hornbach Holding AG & Co. KGaA	973	70,893
Hugo Boss AG	5,172	385,172
Indus Holding AG	1,375	33,926
Infineon Technologies AG	22,365	933,276
Init Innovation in Traffic Systems SE	421	14,175
Instone Real Estate Group SE	2,366	19,067
IVU Traffic Technologies AG	706	10,865
Jenoptik AG	3,103	97,423
JOST Werke SE	1,011	49,331
KION Group AG	6,175	263,609
Kloeckner & Co. SE	3,350	35,503
Knaus Tabbert AG	280	14,528
Knorr-Bremse AG	3,300	214,210
†Koenig & Bauer AG	1,264	16,884
Kontron AG	2,163	51,339
Krones AG	723	89,234
KWS Saat SE & Co. KGaA	831	49,263
Lanxess AG	7,396	231,636
†LEG Immobilien SE	2,800	245,183
Leifheit AG	726	13,024
†Manz AG	413	5,626
†Medigene AG	1,735	2,921
†Medios AG	567	9,927
Mercedes-Benz Group AG	27,250	1,881,669
Merck KGaA	821	130,604
LVIP Dimensional International Core Equity Fund-16

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
†METRO AG	12,252	$85,347
MLP SE	5,885	35,992
MTU Aero Engines AG	2,666	574,646
Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen	3,248	1,344,970
Mutares SE & Co. KGaA	1,324	51,742
†Nagarro SE	732	70,668
Nemetschek SE	3,062	265,286
New Work SE	230	20,008
Nexus AG	381	24,479
Norma Group SE	2,359	41,746
†OHB SE	563	26,617
Pfeiffer Vacuum Technology AG	280	47,664
PNE AG	4,798	73,307
ProSiebenSat.1 Media SE	15,422	94,217
PSI Software SE	901	25,165
Puma SE	5,565	310,369
†PVA TePla AG	1,053	23,714
†q.beyond AG	11,002	7,239
Rational AG	276	213,131
Rheinmetall AG	1,857	588,360
RWE AG	15,264	693,912
Salzgitter AG	2,683	82,933
SAP SE	2,784	428,677
Scout24 SE	1,228	86,979
Secunet Security Networks AG	79	12,733
†SGL Carbon SE	5,077	36,487
Siemens AG	10,394	1,949,740
Siemens Healthineers AG	975	56,616
Siltronic AG	1,210	118,150
Sirius Real Estate Ltd.	67,760	81,447
Sixt SE	1,131	126,355
†SMA Solar Technology AG	531	35,494
STRATEC SE	652	32,786
Stroeer SE & Co. KGaA	2,308	136,951
Suedzucker AG	6,783	106,256
SUESS MicroTec SE	1,510	46,175
Surteco Group SE	396	7,082
Symrise AG	1,256	138,157
†Synlab AG	3,751	40,995
†TAG Immobilien AG	9,159	133,416
Takkt AG	2,185	32,564
Talanx AG	2,851	203,477
†TeamViewer SE	11,573	179,631
Technotrans SE	604	14,536
Telefonica Deutschland Holding AG	69,938	181,593
Thyssenkrupp AG	34,721	241,941
United Internet AG	4,267	108,531
Verbio Vereinigte Bioenergie AG	845	27,873
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Germany (continued)
†Vitesco Technologies Group AG Class A	1,970	$204,364
Volkswagen AG	1,307	170,907
Vonovia SE	10,495	330,663
Vossloh AG	732	33,899
Wacker Chemie AG	1,267	159,872
Wacker Neuson SE	2,960	59,668
Washtec AG	765	27,025
†Westwing Group SE	241	2,352
Wuestenrot & Wuerttembergische AG	1,974	29,071
†Zalando SE	3,215	76,130
Zeal Network SE	623	22,902
		36,382,074
Greece–0.00%
†Okeanis Eco Tankers Corp.	941	24,961
		24,961
Greenland–0.06%
Ferguson PLC	1,705	327,839
		327,839
Guernsey–0.00%
=†πRaven Property Group Ltd.	26,309	0
		0
Hong Kong–1.90%
AIA Group Ltd.	197,400	1,720,314
Analogue Holdings Ltd.	86,000	11,234
†Apollo Future Mobility Group Ltd.	16,600	1,701
ASMPT Ltd.	23,700	226,119
Bank of East Asia Ltd.	80,321	99,160
†Blue River Holdings Ltd.	170,000	6,531
BOC Hong Kong Holdings Ltd.	66,000	179,189
†BOCOM International Holdings Co. Ltd.	59,000	2,871
Bright Smart Securities & Commodities Group Ltd.	108,000	19,917
=†Brightoil Petroleum Holdings Ltd.	123,000	0
Budweiser Brewing Co. APAC Ltd.	15,800	29,583
=†Burwill Holdings Ltd.	208,000	0
Cafe de Coral Holdings Ltd.	34,000	39,232
†Cathay Pacific Airways Ltd.	100,909	105,451
†Century City International Holdings Ltd.	124,000	4,049
†China Energy Development Holdings Ltd.	840,000	8,606
LVIP Dimensional International Core Equity Fund-17

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
†Chinese Estates Holdings Ltd.	79,500	$12,421
Chow Sang Sang Holdings International Ltd.	30,000	34,501
Chow Tai Fook Jewellery Group Ltd.	52,600	78,275
CITIC Telecom International Holdings Ltd.	159,000	66,789
CK Asset Holdings Ltd.	40,780	204,723
CK Hutchison Holdings Ltd.	66,180	354,695
CK Infrastructure Holdings Ltd.	17,000	94,051
CK Life Sciences International Holdings, Inc.	194,000	15,404
CLP Holdings Ltd.	23,500	193,965
†C-Mer Eye Care Holdings Ltd.	18,000	7,930
Convenience Retail Asia Ltd.	48,000	4,180
†Cowell e Holdings, Inc.	22,000	64,942
Crystal International Group Ltd.	46,500	17,270
CSI Properties Ltd.	300,000	3,688
Dah Sing Banking Group Ltd.	44,000	28,400
Dah Sing Financial Holdings Ltd.	13,200	27,047
Eagle Nice International Holdings Ltd.	4,000	2,167
EC Healthcare	28,000	6,239
Emperor International Holdings Ltd.	106,000	5,226
†Esprit Holdings Ltd.	212,000	10,996
ESR Group Ltd.	98,800	136,651
Fairwood Holdings Ltd.	6,000	7,054
Far East Consortium International Ltd.	137,005	24,388
First Pacific Co. Ltd.	172,000	68,505
†Fountain SET Holdings Ltd.	66,000	3,296
FSE Lifestyle Services Ltd.	22,000	16,003
Galaxy Entertainment Group Ltd.	4,000	22,412
Giordano International Ltd.	126,000	42,600
=†Gold Fin Holdings	80,000	0
Great Eagle Holdings Ltd.	14,722	22,851
Guotai Junan International Holdings Ltd.	312,000	23,974
†Haitong International Securities Group Ltd.	225,350	43,578
Hang Lung Group Ltd.	52,000	70,856
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Hang Lung Properties Ltd.	96,000	$133,762
Hang Seng Bank Ltd.	8,300	96,781
Hanison Construction Holdings Ltd.	16,639	1,577
Henderson Land Development Co. Ltd.	34,412	105,988
HK Electric Investments & HK Electric Investments Ltd.	84,000	50,668
HKBN Ltd.	69,000	30,840
HKR International Ltd.	50,160	9,507
HKT Trust & HKT Ltd.	254,000	303,167
Hong Kong & China Gas Co. Ltd.	266,362	203,989
Hong Kong Exchanges & Clearing Ltd.	14,743	506,003
†Hong Kong Technology Venture Co. Ltd.	17,000	5,769
†Hongkong & Shanghai Hotels Ltd.	43,044	32,193
Hongkong Land Holdings Ltd.	47,800	166,344
Hutchison Telecommunications Hong Kong Holdings Ltd.	78,000	10,688
Hysan Development Co. Ltd.	27,000	53,595
†IGG, Inc.	68,000	28,215
†IRC Ltd.	298,000	4,084
†ITC Properties Group Ltd.	32,819	2,732
Johnson Electric Holdings Ltd.	30,051	47,721
K Wah International Holdings Ltd.	78,000	19,479
Karrie International Holdings Ltd.	52,000	3,296
Kerry Logistics Network Ltd.	43,500	45,792
Kerry Properties Ltd.	41,500	75,894
Kowloon Development Co. Ltd.	35,000	26,490
†Lai Sun Development Co. Ltd.	45,450	4,948
†Lai Sun Garment International Ltd.	32,185	3,916
Liu Chong Hing Investment Ltd.	10,000	6,916
L'Occitane International SA	27,750	79,250
Luk Fook Holdings International Ltd.	30,000	80,489
Man Wah Holdings Ltd.	120,400	82,492
Mandarin Oriental International Ltd.	11,700	18,252
†Melco Resorts & Entertainment Ltd. ADR	600	5,322
LVIP Dimensional International Core Equity Fund-18

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
†Midland Holdings Ltd.	68,000	$4,267
Modern Dental Group Ltd.	35,000	19,274
MTR Corp. Ltd.	15,438	59,905
†NagaCorp Ltd.	81,321	31,972
Nameson Holdings Ltd.	38,000	2,433
New World Development Co. Ltd.	84,769	131,575
=†NewOcean Energy Holdings Ltd.	62,000	56
Nissin Foods Co. Ltd.	36,000	28,815
=†Pacific Andes International Holdings Ltd.	338,000	0
Pacific Basin Shipping Ltd.	482,000	158,640
†Pacific Century Premium Developments Ltd.	37,368	1,168
Pacific Textiles Holdings Ltd.	82,000	14,177
PAX Global Technology Ltd.	26,000	20,145
PC Partner Group Ltd.	28,000	11,260
PCCW Ltd.	313,444	166,988
Perfect Medical Health Management Ltd.	42,000	17,750
Pico Far East Holdings Ltd.	58,000	11,439
Plover Bay Technologies Ltd.	24,000	6,362
Power Assets Holdings Ltd.	23,000	133,284
PRADA SpA	18,300	104,642
Prudential PLC	25,364	286,834
Public Financial Holdings Ltd.	24,000	4,948
†Regal Hotels International Holdings Ltd.	18,000	6,639
Regina Miracle International Holdings Ltd.	29,000	7,985
†Sa Sa International Holdings Ltd.	78,000	10,089
†Samsonite International SA	89,700	295,803
†Shandong Hi-Speed Holdings Group Ltd.	22,000	17,102
†Shangri-La Asia Ltd.	84,000	57,660
†Shun Tak Holdings Ltd.	92,000	11,900
SITC International Holdings Co. Ltd.	109,000	188,169
†SJM Holdings Ltd.	161,250	51,007
SmarTone Telecommunications Holdings Ltd.	33,500	17,418
Soundwill Holdings Ltd.	5,000	4,028
Stella International Holdings Ltd.	36,000	42,461
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Hong Kong (continued)
Sun Hung Kai Properties Ltd.	15,000	$162,227
SUNeVision Holdings Ltd.	70,000	27,701
Swire Pacific Ltd. Class A	16,000	135,442
Swire Pacific Ltd. Class B	35,000	45,809
Swire Properties Ltd.	18,400	37,231
Tai Hing Group Holdings Ltd.	62,000	6,749
Tao Heung Holdings Ltd.	2,000	192
Techtronic Industries Co. Ltd.	32,000	381,328
†Television Broadcasts Ltd.	36,000	14,569
†Texhong International Group Ltd.	9,500	5,329
†Theme International Holdings Ltd.	300,000	18,441
Town Health International Medical Group Ltd.	336,000	13,985
Tradelink Electronic Commerce Ltd.	74,000	8,434
Transport International Holdings Ltd.	14,950	18,035
United Laboratories International Holdings Ltd.	84,000	75,410
Value Partners Group Ltd.	41,000	11,237
Valuetronics Holdings Ltd.	29,600	13,345
Vitasoy International Holdings Ltd.	42,000	41,847
†VPower Group International Holdings Ltd.	11,052	474
VSTECS Holdings Ltd.	60,000	33,809
VTech Holdings Ltd.	12,100	73,063
Wang On Group Ltd.	1,220,000	6,250
WH Group Ltd.	672,341	433,963
Wharf Real Estate Investment Co. Ltd.	25,000	84,523
Wing Tai Properties Ltd.	16,000	5,614
Xinyi Glass Holdings Ltd.	140,270	157,363
YTO International Express & Supply Chain Technology Ltd.	28,000	4,590
Yue Yuen Industrial Holdings Ltd.	58,500	64,729
†Zensun Enterprises Ltd.	55,000	1,514
†Zhaobangji Lifestyle Holdings Ltd.	112,000	2,912
		10,227,503
Ireland–0.79%
AIB Group PLC	60,504	259,158
Bank of Ireland Group PLC	63,663	577,567
C&C Group PLC	26,878	52,281
Cairn Homes PLC	46,656	68,091
LVIP Dimensional International Core Equity Fund-19

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Ireland (continued)
COSMO Pharmaceuticals NV	651	$39,398
Dalata Hotel Group PLC	7,555	38,532
DCC PLC	5,493	404,556
FBD Holdings PLC	1,118	14,008
†Flutter Entertainment PLC	2,779	493,148
Glanbia PLC	12,160	200,152
†Glenveagh Properties PLC	42,689	57,494
Grafton Group PLC	14,495	168,335
†Hostelworld Group PLC	9,886	17,201
Irish Continental Group PLC	13,703	65,502
†James Hardie Industries PLC	10,411	400,773
Kerry Group PLC Class A	4,053	351,949
Kingspan Group PLC	4,808	416,131
†Permanent TSB Group Holdings PLC	929	1,744
Smurfit Kappa Group PLC	15,928	630,904
		4,256,924
Isle Of Man–0.02%
Entain PLC	9,595	121,593
Strix Group PLC	6,954	6,613
		128,206
Israel–0.88%
†Afcon Holdings Ltd.	294	7,735
†AFI Properties Ltd.	894	39,465
Africa Israel Residences Ltd.	328	16,869
†Airport City Ltd.	3,084	52,652
Alrov Properties & Lodgings Ltd.	323	11,207
Amot Investments Ltd.	3,705	19,959
Arad Ltd.	603	9,124
†Ashdod Refinery Ltd.	681	15,140
Ashtrom Group Ltd.	2,536	39,354
AudioCodes Ltd.	1,429	17,248
Aura Investments Ltd.	6,537	18,458
†Azorim-Investment Development & Construction Co. Ltd.	3,495	14,166
Azrieli Group Ltd.	254	16,429
Bank Hapoalim BM	34,758	312,251
Bank Leumi Le-Israel BM	49,386	397,450
Bezeq The Israeli Telecommunication Corp. Ltd.	68,119	92,764
†Big Shopping Centers Ltd.	238	24,474
Blue Square Real Estate Ltd.	300	19,941
†Brack Capital Properties NV	158	10,608
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
†Cellcom Israel Ltd.	9,940	$40,762
†Clal Insurance Enterprises Holdings Ltd.	5,502	87,631
Danel Adir Yeoshua Ltd.	390	32,253
Delek Automotive Systems Ltd.	3,464	22,259
Delek Group Ltd.	768	98,925
Delta Galil Ltd.	858	38,272
Delta Israel Brands Ltd.	528	6,266
Dor Alon Energy in Israel 1988 Ltd.	819	16,266
†Doral Group Renewable Energy Resources Ltd.	4,821	11,038
Elbit Systems Ltd.	237	50,540
Electra Consumer Products 1970 Ltd.	515	10,247
Electra Ltd.	132	55,998
Electra Real Estate Ltd.	1,339	15,126
Energix-Renewable Energies Ltd.	6,392	23,455
†Enlight Renewable Energy Ltd.	1,443	27,958
†Equital Ltd.	1,918	58,897
†Fattal Holdings 1998 Ltd.	340	37,531
First International Bank Of Israel Ltd.	3,148	128,674
FMS Enterprises Migun Ltd.	399	13,335
Formula Systems 1985 Ltd.	762	48,899
Fox Wizel Ltd.	970	65,984
Gav-Yam Lands Corp. Ltd.	2,548	20,717
†Gilat Satellite Networks Ltd.	1,455	8,916
†Hagag Group Real Estate Development	2,121	8,506
Hamat Group Ltd.	832	2,783
Harel Insurance Investments & Financial Services Ltd.	9,588	75,073
Hilan Ltd.	1,352	71,139
ICL Group Ltd.	27,546	138,492
IDI Insurance Co. Ltd.	511	13,628
Ilex Medical Ltd.	301	4,785
Inrom Construction Industries Ltd.	7,985	23,412
Isracard Ltd.	1	3
Israel Canada T.R Ltd.	3,989	11,913
Israel Discount Bank Ltd. Class A	65,345	327,177
Israel Land Development Co. Ltd.	991	9,555
Israel Shipyards Industries Ltd.	315	6,387
Isras Investment Co. Ltd.	128	26,519
†Kamada Ltd.	634	3,869
LVIP Dimensional International Core Equity Fund-20

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
Kerur Holdings Ltd.	403	$7,068
M Yochananof & Sons Ltd.	297	13,018
Magic Software Enterprises Ltd.	2,298	22,156
Malam - Team Ltd.	1,739	23,372
Matrix IT Ltd.	2,451	46,222
Max Stock Ltd.	5,071	9,734
Maytronics Ltd.	4,037	45,776
Mediterranean Towers Ltd.	4,876	11,784
Mega Or Holdings Ltd.	1,052	24,510
†Mehadrin Ltd.	38	1,480
Meitav Investment House Ltd.	3,316	13,101
Menora Mivtachim Holdings Ltd.	2,003	51,508
Meshulam Levinstein Contracting & Engineering Ltd.	119	9,586
Migdal Insurance & Financial Holdings Ltd.	29,788	33,893
Mivne Real Estate KD Ltd.	11,443	34,039
Mizrahi Tefahot Bank Ltd.	6,227	241,059
Naphtha Israel Petroleum Corp. Ltd.	2,641	13,539
†Neto Malinda Trading Ltd.	834	11,110
Next Vision Stabilized Systems Ltd.	4,619	38,069
†Nice Ltd. Sponsored ADR	256	51,075
†Nova Ltd.	1,065	147,007
Oil Refineries Ltd.	183,266	61,856
One Software Technologies Ltd.	3,774	48,197
†OPC Energy Ltd.	3,139	20,379
Palram Industries 1990 Ltd.	1,245	13,029
†Partner Communications Co. Ltd.	10,680	52,854
Paz Oil Co. Ltd.	681	56,999
†Perion Network Ltd.	1,094	34,367
Phoenix Holdings Ltd.	9,871	100,017
Plasson Industries Ltd.	216	8,405
Plus500 Ltd.	6,766	143,422
Prashkovsky Investments & Construction Ltd.	354	8,164
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd.	855	47,636
Retailors Ltd.	581	11,488
Sano-Brunos Enterprises Ltd.	99	6,807
†Scope Metals Group Ltd.	396	11,648
Shapir Engineering & Industry Ltd.	3,710	23,817
†Shikun & Binui Ltd.	15,502	43,859
†Shufersal Ltd.	9,132	43,530
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Israel (continued)
†Strauss Group Ltd.	1,472	$27,689
Tadiran Group Ltd.	222	16,444
Tamar Petroleum Ltd.	6,761	30,551
Telsys Ltd.	266	17,322
†Teva Pharmaceutical Industries Ltd. ADR	4,887	51,020
Tiv Taam Holdings 1 Ltd.	2,570	3,688
†Tower Semiconductor Ltd.	4,789	146,160
YH Dimri Construction & Development Ltd.	672	47,989
		4,704,927
Italy–2.36%
A2A SpA	103,471	212,348
ACEA SpA	4,679	71,437
Amplifon SpA	7,582	262,321
Anima Holding SpA	14,273	63,121
Aquafil SpA	1,318	5,005
Arnoldo Mondadori Editore SpA	9,603	22,740
Ascopiave SpA	2,898	7,198
Assicurazioni Generali SpA	8,129	171,449
†Avio SpA	2,148	20,061
Azimut Holding SpA	9,520	248,447
Banca Generali SpA	3,836	142,457
Banca IFIS SpA	2,288	39,656
Banca Mediolanum SpA	10,637	100,212
†Banca Monte dei Paschi di Siena SpA	14,156	47,601
Banca Popolare di Sondrio SPA	34,148	220,908
Banco BPM SpA	134,908	712,043
Banco di Desio e della Brianza SpA	4,685	18,826
Biesse SpA	1,326	18,591
BPER Banca	87,370	291,864
Brembo SpA	7,274	89,134
Brunello Cucinelli SpA	2,373	232,103
Buzzi SpA	6,136	186,552
Carel Industries SpA	2,643	72,360
Cementir Holding NV	2,477	26,087
†CIR SpA-Compagnie Industriali	42,425	20,163
Credito Emiliano SpA	7,868	69,834
Danieli & C Officine Meccaniche SpA	5,035	132,660
Datalogic SpA	1,618	12,075
Davide Campari-Milano NV	4,307	48,569
De' Longhi SpA	2,087	70,316
DiaSorin SpA	351	36,129
†Digital Bros SpA	331	3,928
Digital Value SpA	184	12,553
doValue SpA	3,693	13,963
Elica SpA	3,193	8,002
Emak SpA	9,453	11,458
LVIP Dimensional International Core Equity Fund-21

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
Enav SpA	7,019	$26,624
Enel SpA	142,329	1,057,445
Eni SpA	81,248	1,376,620
ERG SpA	501	15,962
Esprinet SpA	1,533	9,300
Ferrari NV	1,901	640,496
†Fincantieri SpA	11,573	7,129
FinecoBank Banca Fineco SpA	16,842	252,582
Gefran SpA	845	8,116
†Geox SpA	789	635
Gruppo MutuiOnline SpA	1,221	42,999
Hera SpA	46,718	153,279
IMMSI SpA	4,790	3,009
Infrastrutture Wireless Italiane SpA	3,812	48,185
Interpump Group SpA	1,007	52,104
Intesa Sanpaolo SpA	168,838	492,719
Iren SpA	40,187	87,531
Italgas SpA	26,577	151,980
†Iveco Group NV	12,000	107,913
Leonardo SpA	14,759	243,339
LU-VE SpA	721	18,386
Maire Tecnimont SpA	9,843	53,353
Mediobanca Banca di Credito Finanziario SpA	26,145	323,407
MFE-MediaForEurope NV Class A	18,173	47,306
MFE-MediaForEurope NV Class B	6,267	22,603
Moncler SpA	4,986	306,589
†Newlat Food SpA	1,500	13,016
†Nexi SpA	25,012	204,495
Orsero SpA	801	14,997
OVS SpA	25,902	64,910
Pharmanutra SpA	227	14,134
Piaggio & C SpA	13,390	44,020
Pirelli & C SpA	24,241	131,851
Poste Italiane SpA	16,168	183,395
Prysmian SpA	5,198	236,247
RAI Way SpA	7,667	43,251
Recordati Industria Chimica e Farmaceutica SpA	2,190	118,054
Reply SpA	676	89,179
Rizzoli Corriere Della Sera Mediagroup SpA	17,359	14,200
†Sabaf SpA	510	9,774
†Safilo Group SpA	2,772	2,797
Salvatore Ferragamo SpA	2,493	33,604
Sanlorenzo SpA	298	13,932
Saras SpA	65,049	116,046
Sesa SpA	667	90,569
Snam SpA	23,121	118,816
SOL SpA	1,655	50,792
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Italy (continued)
†Spaxs SpA	2,590	$15,597
Technogym SpA	8,664	86,703
†Telecom Italia SpA	1,066,153	350,144
Terna - Rete Elettrica Nazionale	26,385	220,031
UniCredit SpA	29,868	809,976
Unieuro SpA	1,596	18,289
Unipol Gruppo SpA	32,825	187,056
UnipolSai Assicurazioni SpA	22,858	57,029
Webuild SpA	8,251	16,642
Zignago Vetro SpA	1,349	21,236
		12,662,564
Japan–22.20%
77 Bank Ltd.	4,800	118,468
A&D HOLON Holdings Co. Ltd.	2,600	33,228
ABC-Mart, Inc.	2,500	43,706
†Access Co. Ltd.	3,100	18,270
Achilles Corp.	800	8,755
Adastria Co. Ltd.	1,600	39,433
ADEKA Corp.	6,100	124,163
Ad-sol Nissin Corp.	1,300	14,365
Advan Group Co. Ltd.	1,400	10,644
Advantest Corp.	12,800	435,472
Adventure, Inc.	300	11,830
Aeon Co. Ltd.	12,600	281,579
Aeon Delight Co. Ltd.	1,500	37,872
Aeon Fantasy Co. Ltd.	1,000	18,567
Aeon Hokkaido Corp.	2,300	15,105
Aeon Mall Co. Ltd.	4,400	55,296
AGC, Inc.	13,800	512,460
Agro-Kanesho Co. Ltd.	800	8,732
Ahresty Corp.	1,900	9,487
Ai Holdings Corp.	2,000	33,177
Aica Kogyo Co. Ltd.	2,800	67,756
Aichi Financial Group, Inc.	2,698	44,086
Aichi Steel Corp.	1,200	27,021
Aichi Tokei Denki Co. Ltd.	1,500	24,947
Ain Holdings, Inc.	2,300	72,980
Air Water, Inc.	13,900	189,917
Airport Facilities Co. Ltd.	2,700	11,298
Airtrip Corp.	1,500	19,702
Aisan Industry Co. Ltd.	2,000	16,695
Aisin Corp.	6,800	237,904
Ajinomoto Co., Inc.	5,100	196,766
†Akebono Brake Industry Co. Ltd.	7,100	5,640
Akita Bank Ltd.	1,500	20,223
Albis Co. Ltd.	600	11,174
Alconix Corp.	2,700	25,468
Alfresa Holdings Corp.	9,800	166,565
Alinco, Inc.	2,100	14,923
Alleanza Holdings Co. Ltd.	1,600	11,835
LVIP Dimensional International Core Equity Fund-22

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Alpen Co. Ltd.	2,200	$30,301
Alpha Systems, Inc.	700	15,043
†AlphaPolis Co. Ltd.	600	9,796
Alps Alpine Co. Ltd.	18,024	157,039
Alps Logistics Co. Ltd.	1,100	12,958
Altech Corp.	1,980	37,381
Amada Co. Ltd.	18,700	194,957
Amano Corp.	3,800	90,068
Amiyaki Tei Co. Ltd.	300	8,138
Amvis Holdings, Inc.	2,900	61,805
†ANA Holdings, Inc.	3,100	67,277
Anest Iwata Corp.	1,300	10,225
Anicom Holdings, Inc.	3,100	11,938
Anritsu Corp.	8,100	78,156
AOKI Holdings, Inc.	3,000	24,277
Aoyama Trading Co. Ltd.	3,400	35,760
Aoyama Zaisan Networks Co. Ltd.	1,300	9,561
Aozora Bank Ltd.	6,700	145,547
Arakawa Chemical Industries Ltd.	1,000	7,191
Arata Corp.	2,200	48,525
ARCLANDS Corp.	4,918	58,597
Arcs Co. Ltd.	3,600	71,030
ARE Holdings, Inc.	6,600	91,323
Arealink Co. Ltd.	700	13,355
Argo Graphics, Inc.	800	20,794
Arisawa Manufacturing Co. Ltd.	1,500	11,170
Artience Co. Ltd.	3,300	61,530
As One Corp.	1,800	71,489
Asahi Co. Ltd.	1,900	17,073
Asahi Group Holdings Ltd.	6,500	242,390
Asahi Intecc Co. Ltd.	4,700	95,617
Asahi Kasei Corp.	52,500	386,862
Asahi Net, Inc.	1,400	6,116
Asahi Yukizai Corp.	1,500	40,372
Asanuma Corp.	1,000	27,376
Asia Pile Holdings Corp.	1,700	8,476
Asics Corp.	4,600	144,133
ASKUL Corp.	2,000	30,496
Astellas Pharma, Inc.	19,600	234,366
Astena Holdings Co. Ltd.	2,300	7,765
Aucnet, Inc.	1,200	15,540
Autobacs Seven Co. Ltd.	5,600	61,957
Avant Group Corp.	2,000	20,170
Avantia Co. Ltd.	1,400	8,738
Awa Bank Ltd.	2,500	41,809
Axial Retailing, Inc.	1,600	47,149
Azbil Corp.	1,600	52,948
AZ-Com Maruwa Holdings, Inc.	3,100	33,616
Bandai Namco Holdings, Inc.	12,100	242,558
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Bando Chemical Industries Ltd.	4,300	$47,300
Bank of Iwate Ltd.	1,400	24,833
Bank of Kochi Ltd.	500	3,309
Bank of Nagoya Ltd.	700	27,007
Bank of Saga Ltd.	1,500	19,670
Bank of the Ryukyus Ltd.	3,500	27,454
Bank of Toyama Ltd.	500	6,011
Base Co. Ltd.	600	15,702
BayCurrent Consulting, Inc.	4,400	154,499
Beauty Garage, Inc.	1,200	18,783
Beenos, Inc.	2,500	25,727
Belc Co. Ltd.	900	39,894
Bell System24 Holdings, Inc.	3,000	37,234
Belluna Co. Ltd.	3,800	16,763
Benefit One, Inc.	4,700	70,750
Benesse Holdings, Inc.	5,200	96,145
†Bengo4.com, Inc.	600	18,532
Bic Camera, Inc.	6,700	63,864
BIPROGY, Inc.	4,100	128,379
Bourbon Corp.	500	8,142
BP Castrol KK	1,800	11,094
Br Holdings Corp.	2,000	5,035
BrainPad, Inc.	900	7,047
Bridgestone Corp.	16,300	675,121
Brother Industries Ltd.	9,700	154,822
Bull-Dog Sauce Co. Ltd.	1,000	15,248
Bunka Shutter Co. Ltd.	4,300	42,756
Business Brain Showa-Ota, Inc.	700	10,833
C Uyemura & Co. Ltd.	500	39,220
Calbee, Inc.	4,000	80,383
Canon Electronics, Inc.	1,900	27,543
Canon Marketing Japan, Inc.	3,000	90,979
Canon, Inc.	7,300	187,418
Capcom Co. Ltd.	5,200	168,023
Careerlink Co. Ltd.	700	11,696
Carlit Holdings Co. Ltd.	2,400	15,813
Carta Holdings, Inc.	500	4,734
Casa, Inc.	2,700	17,196
Casio Computer Co. Ltd.	4,800	41,651
Cawachi Ltd.	1,200	22,587
CellSource Co. Ltd.	600	5,443
Celsys, Inc.	1,900	9,689
Central Glass Co. Ltd.	2,700	51,032
Central Japan Railway Co.	7,500	190,638
Central Security Patrols Co. Ltd.	900	16,264
Central Sports Co. Ltd.	600	10,434
Ceres, Inc.	1,000	8,660
Change Holdings, Inc.	900	9,064
Charm Care Corp. KK	3,000	26,957
LVIP Dimensional International Core Equity Fund-23

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Chiba Bank Ltd.	18,200	$131,466
Chiba Kogyo Bank Ltd.	4,900	27,523
Chilled & Frozen Logistics Holdings Co. Ltd.	1,400	14,367
†Chiyoda Corp.	7,600	18,380
Chori Co. Ltd.	700	14,025
Chubu Electric Power Co., Inc.	10,800	139,519
Chubu Shiryo Co. Ltd.	1,700	13,214
Chuetsu Pulp & Paper Co. Ltd.	800	10,468
Chugai Pharmaceutical Co. Ltd.	10,000	378,865
Chugin Financial Group, Inc.	12,500	88,785
Chugoku Electric Power Co., Inc.	14,600	104,219
Chugoku Marine Paints Ltd.	2,700	31,749
CI Takiron Corp.	4,000	18,610
Citizen Watch Co. Ltd.	18,600	110,940
CKD Corp.	4,200	75,660
CK-San-Etsu Co. Ltd.	700	19,039
CMIC Holdings Co. Ltd.	800	14,990
CMK Corp.	8,100	47,681
Coca-Cola Bottlers Japan Holdings, Inc.	9,475	136,044
Colowide Co. Ltd.	6,100	96,129
Computer Engineering & Consulting Ltd.	1,800	20,004
COMSYS Holdings Corp.	5,300	116,901
Comture Corp.	2,300	30,161
Concordia Financial Group Ltd.	37,469	171,294
Cosmo Energy Holdings Co. Ltd.	4,800	192,885
Cosmos Pharmaceutical Corp.	700	80,848
Cota Co. Ltd.	968	10,772
CRE, Inc.	500	5,000
Create Restaurants Holdings, Inc.	9,400	72,933
Create SD Holdings Co. Ltd.	1,800	39,128
Creek & River Co. Ltd.	1,100	17,148
Cresco Ltd.	900	12,249
CTI Engineering Co. Ltd.	1,000	37,305
CTS Co. Ltd.	2,700	12,447
Curves Holdings Co. Ltd.	3,600	16,647
CyberAgent, Inc.	11,300	70,934
Cybozu, Inc.	2,000	30,922
Dai Nippon Toryo Co. Ltd.	2,000	14,468
Daicel Corp.	22,600	218,948
Dai-Dan Co. Ltd.	2,800	28,298
Daido Metal Co. Ltd.	3,800	14,823
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Daido Steel Co. Ltd.	11,000	$117,099
Daifuku Co. Ltd.	6,000	121,383
Daihatsu Diesel Manufacturing Co. Ltd.	2,100	14,670
Daihen Corp.	1,400	64,043
Daiho Corp.	1,000	26,348
Dai-Ichi Cutter Kogyo KK	2,400	22,468
Daiichi Jitsugyo Co. Ltd.	1,800	25,085
Daiichi Kigenso Kagaku-Kogyo Co. Ltd.	1,000	7,007
Dai-ichi Life Holdings, Inc.	11,500	244,028
Daiichi Sankyo Co. Ltd.	3,800	104,352
Daiichikosho Co. Ltd.	3,600	53,272
Daiken Medical Co. Ltd.	2,500	9,096
Daiki Aluminium Industry Co. Ltd.	3,000	25,106
Daikin Industries Ltd.	4,100	668,358
Daikokutenbussan Co. Ltd.	800	42,723
Daikyonishikawa Corp.	4,000	19,404
Dainichiseika Color & Chemicals Manufacturing Co. Ltd.	600	10,749
Daio Paper Corp.	6,400	50,973
Daiseki Co. Ltd.	1,700	47,202
Daishi Hokuetsu Financial Group, Inc.	3,050	82,956
Daishinku Corp.	1,000	6,099
Daito Pharmaceutical Co. Ltd.	1,760	23,779
Daito Trust Construction Co. Ltd.	1,900	220,319
Daitron Co. Ltd.	800	15,892
Daiwa House Industry Co. Ltd.	18,600	563,540
Daiwa Securities Group, Inc.	36,000	242,323
Daiwabo Holdings Co. Ltd.	7,800	170,770
DCM Holdings Co. Ltd.	9,200	84,366
†DD GROUP Co. Ltd.	1,200	11,038
Dear Life Co. Ltd.	2,300	14,926
Denka Co. Ltd.	5,500	97,362
Denso Corp.	12,800	193,089
Dentsu Group, Inc.	5,100	130,864
Dentsu Soken, Inc.	1,800	74,553
Dexerials Corp.	4,700	137,533
Diamond Electric Holdings Co. Ltd.	700	3,435
DIC Corp.	7,400	145,455
Digital Arts, Inc.	900	32,745
Digital Hearts Holdings Co. Ltd.	1,000	7,170
Digital Information Technologies Corp.	1,900	21,857
Dip Corp.	3,200	72,851
Direct Marketing MiX, Inc.	1,500	4,702
LVIP Dimensional International Core Equity Fund-24

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Disco Corp.	1,700	$421,745
DKS Co. Ltd.	600	8,345
DMG Mori Co. Ltd.	9,200	176,203
Double Standard, Inc.	1,200	13,336
Doutor Nichires Holdings Co. Ltd.	2,900	44,816
Dowa Holdings Co. Ltd.	4,900	179,041
DTS Corp.	2,200	55,000
DyDo Group Holdings, Inc.	600	24,894
Eagle Industry Co. Ltd.	2,500	28,369
East Japan Railway Co.	2,500	144,131
EAT&HOLDINGS Co. Ltd.	1,400	20,861
Ebara Corp.	4,300	254,584
Ebara Foods Industry, Inc.	500	10,092
Ebara Jitsugyo Co. Ltd.	1,200	25,157
Ebase Co. Ltd.	1,200	6,655
Eco's Co. Ltd.	1,500	25,660
EDION Corp.	6,600	73,583
EF-ON, Inc.	960	3,057
eGuarantee, Inc.	2,400	34,860
E-Guardian, Inc.	300	3,432
Ehime Bank Ltd.	2,500	17,872
Eidai Co. Ltd.	3,200	5,038
Eiken Chemical Co. Ltd.	2,300	27,877
Eisai Co. Ltd.	500	25,007
Elan Corp.	1,800	14,247
Elecom Co. Ltd.	2,000	24,908
Electric Power Development Co. Ltd.	5,700	92,514
Elematec Corp.	1,500	18,649
EM Systems Co. Ltd.	1,900	9,392
En Japan, Inc.	2,200	42,518
Endo Lighting Corp.	1,600	13,628
ENEOS Holdings, Inc.	114,250	454,083
Enomoto Co. Ltd.	1,000	11,050
eRex Co. Ltd.	2,300	12,740
†ES-Con Japan Ltd.	1,800	11,885
ESPEC Corp.	1,500	25,096
Exedy Corp.	3,000	55,192
EXEO Group, Inc.	6,300	140,074
Ezaki Glico Co. Ltd.	3,500	103,635
F&M Co. Ltd.	600	8,481
FALCO HOLDINGS Co. Ltd.	900	13,328
Fancl Corp.	4,500	75,670
FANUC Corp.	3,700	108,822
Fast Retailing Co. Ltd.	2,700	670,021
†FDK Corp.	1,200	5,957
Feed One Co. Ltd.	1,840	10,635
Ferrotec Holdings Corp.	3,700	69,749
FIDEA Holdings Co. Ltd.	1,800	19,277
Financial Partners Group Co. Ltd.	2,500	29,823
FINDEX, Inc.	1,400	10,227
First Bank of Toyama Ltd.	3,100	16,929
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
First Brothers Co. Ltd.	1,700	$12,262
Fixstars Corp.	1,500	13,734
Food & Life Cos. Ltd.	7,600	156,150
Foster Electric Co. Ltd.	1,900	14,162
FP Corp.	3,900	82,177
France Bed Holdings Co. Ltd.	1,400	13,265
Freebit Co. Ltd.	2,700	27,900
F-Tech, Inc.	1,100	4,977
Fudo Tetra Corp.	1,890	30,307
Fuji Corp.	6,900	110,955
Fuji Corp. Ltd.	3,100	15,544
Fuji Electric Co. Ltd.	3,600	154,953
Fuji Kyuko Co. Ltd.	2,000	59,858
Fuji Oil Co. Ltd.	6,500	16,826
Fuji Oil Holdings, Inc.	4,300	74,030
Fuji Pharma Co. Ltd.	700	8,633
Fuji Seal International, Inc.	2,700	32,821
Fuji Soft, Inc.	1,400	58,681
Fujibo Holdings, Inc.	1,300	34,621
Fujicco Co. Ltd.	1,300	17,887
FUJIFILM Holdings Corp.	4,000	240,369
Fujikura Composites, Inc.	1,400	13,692
Fujikura Ltd.	24,000	184,596
Fujimi, Inc.	2,400	53,362
Fujimori Kogyo Co. Ltd.	900	24,128
Fujisash Co. Ltd.	13,300	6,791
†Fujita Kanko, Inc.	400	16,738
Fujitsu General Ltd.	2,500	41,099
Fujitsu Ltd.	3,200	482,837
Fujiya Co. Ltd.	600	10,349
FuKoKu Co. Ltd.	1,800	17,145
Fukuda Corp.	400	14,270
Fukuda Denshi Co. Ltd.	1,400	73,177
Fukui Bank Ltd.	1,800	21,038
Fukui Computer Holdings, Inc.	1,100	19,660
Fukuoka Financial Group, Inc.	6,700	158,092
Fukushima Bank Ltd.	1,600	2,655
Fukushima Galilei Co. Ltd.	700	24,227
Fukuyama Transporting Co. Ltd.	2,400	69,021
FULLCAST Holdings Co. Ltd.	1,600	20,800
Funai Soken Holdings, Inc.	3,000	54,553
Furukawa Battery Co. Ltd.	2,300	14,240
Furukawa Co. Ltd.	3,300	44,632
Furukawa Electric Co. Ltd.	5,600	88,051
Furuno Electric Co. Ltd.	2,500	32,872
Furuya Metal Co. Ltd.	600	40,638
Furyu Corp.	2,700	26,694
Fuso Chemical Co. Ltd.	1,900	56,259
LVIP Dimensional International Core Equity Fund-25

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Fuso Pharmaceutical Industries Ltd.	400	$5,365
Futaba Industrial Co. Ltd.	7,100	40,787
Future Corp.	4,000	50,071
G-7 Holdings, Inc.	3,200	27,211
Gakken Holdings Co. Ltd.	2,200	15,400
Gakkyusha Co. Ltd.	900	12,862
Gecoss Corp.	900	6,760
Genki Sushi Co. Ltd.	800	17,560
Genky DrugStores Co. Ltd.	1,300	50,340
Geo Holdings Corp.	3,500	52,674
Gift Holdings, Inc.	2,200	40,255
†giftee, Inc.	1,900	24,471
Giken Ltd.	1,700	21,823
GLOBERIDE, Inc.	1,400	19,928
Glory Ltd.	4,300	82,096
GMO Financial Gate, Inc.	300	22,255
GMO Financial Holdings, Inc.	2,700	14,419
GMO GlobalSign Holdings KK	800	15,529
GMO Payment Gateway, Inc.	1,700	118,132
Godo Steel Ltd.	1,200	39,234
Goldwin, Inc.	1,200	86,255
Golf Digest Online, Inc.	2,300	11,125
Good Com Asset Co. Ltd.	1,800	9,268
Greens Co. Ltd.	1,100	13,699
Gremz, Inc.	1,700	25,331
GS Yuasa Corp.	6,100	85,876
G-Tekt Corp.	1,700	20,689
Gunma Bank Ltd.	28,900	141,426
Gunze Ltd.	1,100	39,007
H.U. Group Holdings, Inc.	4,600	86,894
H2O Retailing Corp.	7,100	76,892
HABA Laboratories, Inc.	400	6,159
Hachijuni Bank Ltd.	27,678	154,231
Hagihara Industries, Inc.	1,300	13,313
Hagiwara Electric Holdings Co. Ltd.	400	13,816
Hakudo Co. Ltd.	1,100	18,154
Hakuhodo DY Holdings, Inc.	13,900	106,517
Hakuto Co. Ltd.	1,000	38,511
Halows Co. Ltd.	800	24,340
Hamakyorex Co. Ltd.	1,800	50,745
Hamamatsu Photonics KK	3,200	131,631
Hankyu Hanshin Holdings, Inc.	6,100	194,205
Hanwa Co. Ltd.	3,300	116,904
Happinet Corp.	800	15,699
Hard Off Corp. Co. Ltd.	2,100	24,991
Harima Chemicals Group, Inc.	1,400	8,082
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Harmonic Drive Systems, Inc.	1,600	$47,206
Haseko Corp.	20,600	267,654
Hashimoto Sogyo Holdings Co. Ltd.	1,400	12,878
Hazama Ando Corp.	13,100	103,685
Heiwa Corp.	4,700	69,967
Heiwa Real Estate Co. Ltd.	2,200	58,823
Heiwado Co. Ltd.	3,300	49,921
†Hino Motors Ltd.	22,300	73,290
Hioki EE Corp.	600	26,894
Hirakawa Hewtech Corp.	2,000	18,766
Hirano Tecseed Co. Ltd.	700	8,931
Hirata Corp.	700	31,227
Hirogin Holdings, Inc.	22,300	142,767
Hirose Electric Co. Ltd.	700	79,259
Hiroshima Gas Co. Ltd.	2,000	5,418
Hitachi Construction Machinery Co. Ltd.	5,000	132,163
Hitachi Ltd.	19,400	1,399,277
Hitachi Zosen Corp.	13,400	89,048
Hochiki Corp.	1,300	16,107
Hodogaya Chemical Co. Ltd.	400	10,553
Hogy Medical Co. Ltd.	1,600	41,021
Hokkaido Coca-Cola Bottling Co. Ltd.	400	7,138
Hokkaido Electric Power Co., Inc.	9,500	42,083
Hokkaido Gas Co. Ltd.	800	12,494
Hokkan Holdings Ltd.	800	9,226
Hokko Chemical Industry Co. Ltd.	2,100	15,996
Hokkoku Financial Holdings, Inc.	1,900	62,255
Hokuetsu Corp.	9,600	96,477
Hokuetsu Industries Co. Ltd.	2,000	35,830
Hokuhoku Financial Group, Inc.	9,900	106,969
Hokuriku Electric Industry Co. Ltd.	1,300	12,567
†Hokuriku Electric Power Co.	7,900	41,102
Hokuto Corp.	1,200	14,774
Honda Motor Co. Ltd.	73,500	764,192
Honda Motor Co. Ltd. ADR	1,162	35,917
H-One Co. Ltd.	800	4,471
Honeys Holdings Co. Ltd.	2,300	28,481
Honma Golf Ltd.	17,500	7,306
Hoosiers Holdings Co. Ltd.	2,900	21,904
Horiba Ltd.	2,500	195,567
Hoshizaki Corp.	1,500	54,904
Hosokawa Micron Corp.	1,200	33,574
House Foods Group, Inc.	2,400	53,021
LVIP Dimensional International Core Equity Fund-26

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Howa Machinery Ltd.	1,300	$7,035
Hoya Corp.	5,000	625,000
HS Holdings Co. Ltd.	1,600	11,450
Hulic Co. Ltd.	14,900	156,027
Hyakugo Bank Ltd.	16,800	63,626
Hyakujushi Bank Ltd.	2,400	40,953
Ibiden Co. Ltd.	4,700	260,500
IBJ, Inc.	1,500	7,553
Ichibanya Co. Ltd.	200	7,489
Ichigo, Inc.	11,000	26,369
Ichiken Co. Ltd.	800	12,993
Ichikoh Industries Ltd.	2,000	7,177
Ichinen Holdings Co. Ltd.	2,500	27,731
Ichiyoshi Securities Co. Ltd.	4,600	23,065
ID Holdings Corp.	1,100	13,145
IDEA Consultants, Inc.	700	8,668
Idec Corp.	2,000	40,723
Idemitsu Kosan Co. Ltd.	46,480	253,003
IDOM, Inc.	5,900	40,589
IHI Corp.	11,200	219,313
Iida Group Holdings Co. Ltd.	6,500	97,339
Iino Kaiun Kaisha Ltd.	6,900	58,087
IJTT Co. Ltd.	2,700	16,468
I'll, Inc.	900	20,394
Imagica Group, Inc.	1,900	8,597
Imura & Co. Ltd.	1,100	9,643
Imuraya Group Co. Ltd.	800	13,401
Inaba Denki Sangyo Co. Ltd.	2,500	60,284
Inaba Seisakusho Co. Ltd.	900	9,364
Inabata & Co. Ltd.	3,500	77,943
Inageya Co. Ltd.	400	3,603
I-Net Corp.	1,100	14,417
Infocom Corp.	1,700	29,877
INFRONEER Holdings, Inc.	15,640	155,679
Innotech Corp.	3,400	40,535
Inpex Corp.	43,000	580,805
Insource Co. Ltd.	3,600	22,570
Intage Holdings, Inc.	500	5,762
Integrated Design & Engineering Holdings Co. Ltd.	1,300	31,209
Inter Action Corp.	900	6,913
Internet Initiative Japan, Inc.	6,400	130,905
Inui Global Logistics Co. Ltd.	1,200	9,234
I-PEX, Inc.	900	9,843
IPS, Inc.	600	8,906
IR Japan Holdings Ltd.	800	8,613
Iriso Electronics Co. Ltd.	1,400	36,738
ISB Corp.	1,100	11,445
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Iseki & Co. Ltd.	2,300	$17,633
Isetan Mitsukoshi Holdings Ltd.	8,400	91,387
Ishihara Sangyo Kaisha Ltd.	2,600	24,838
†Istyle, Inc.	6,900	20,309
Isuzu Motors Ltd.	29,500	379,943
ITmedia, Inc.	600	4,162
Ito En Ltd.	2,400	72,885
ITOCHU Corp.	10,000	409,007
Itochu Enex Co. Ltd.	6,000	65,404
Itochu-Shokuhin Co. Ltd.	300	16,830
Itoham Yonekyu Holdings, Inc.	2,480	67,804
Itoki Corp.	4,300	41,079
IwaiCosmo Holdings, Inc.	2,000	26,071
Iwaki Co. Ltd.	2,000	29,461
Iwatani Corp.	3,500	159,684
Iyogin Holdings, Inc.	19,400	130,324
Izumi Co. Ltd.	2,700	69,300
J Front Retailing Co. Ltd.	18,400	167,427
J Trust Co. Ltd.	7,800	25,391
JAC Recruitment Co. Ltd.	5,200	23,972
†Jade Group, Inc.	900	13,481
JANOME Corp.	1,000	4,809
Japan Airlines Co. Ltd.	6,300	123,989
Japan Airport Terminal Co. Ltd.	1,800	79,289
Japan Aviation Electronics Industry Ltd.	2,700	61,755
†Japan Communications, Inc.	7,800	12,613
Japan Electronic Materials Corp.	1,200	15,396
Japan Elevator Service Holdings Co. Ltd.	5,100	84,566
Japan Exchange Group, Inc.	15,500	327,918
†Japan Hospice Holdings, Inc.	800	12,845
Japan Investment Adviser Co. Ltd.	700	6,603
Japan Lifeline Co. Ltd.	4,500	40,309
Japan Material Co. Ltd.	5,800	103,248
Japan Medical Dynamic Marketing, Inc.	1,400	7,536
Japan Post Holdings Co. Ltd.	24,100	215,276
Japan Post Insurance Co. Ltd.	5,200	92,346
Japan Property Management Center Co. Ltd.	1,500	11,904
Japan Pulp & Paper Co. Ltd.	800	28,255
LVIP Dimensional International Core Equity Fund-27

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Japan Securities Finance Co. Ltd.	4,600	$50,567
Japan Steel Works Ltd.	1,700	29,539
Japan System Techniques Co. Ltd.	1,800	38,426
Japan Tobacco, Inc.	24,300	628,181
Japan Transcity Corp.	3,000	13,064
Japan Wool Textile Co. Ltd.	4,700	44,733
JBCC Holdings, Inc.	800	21,050
JCR Pharmaceuticals Co. Ltd.	1,400	11,637
JCU Corp.	2,100	59,277
JDC Corp.	4,600	19,118
Jeol Ltd.	3,000	131,702
JFE Holdings, Inc.	37,600	583,333
†JIG-SAW, Inc.	300	9,851
Jimoto Holdings, Inc.	1,930	7,556
JINS Holdings, Inc.	1,100	36,667
JINUSHI Co. Ltd.	700	10,833
JK Holdings Co. Ltd.	1,500	11,032
J-Lease Co. Ltd.	600	9,166
JM Holdings Co. Ltd.	800	12,579
JMS Co. Ltd.	1,500	5,351
†Joban Kosan Co. Ltd.	800	6,962
J-Oil Mills, Inc.	1,400	19,193
Joshin Denki Co. Ltd.	2,200	37,884
Joyful Honda Co. Ltd.	3,900	51,060
JP-Holdings, Inc.	4,300	13,693
JSB Co. Ltd.	1,800	32,017
JSP Corp.	1,400	18,190
JSR Corp.	1,800	51,319
JTEKT Corp.	14,100	119,350
Juki Corp.	2,600	8,519
Juroku Financial Group, Inc.	2,500	66,046
Justsystems Corp.	2,400	55,745
JVCKenwood Corp.	16,000	84,085
Kadokawa Corp.	1,800	36,651
Kadoya Sesame Mills, Inc.	300	7,734
Kaga Electronics Co. Ltd.	1,700	73,908
Kagome Co. Ltd.	2,600	57,882
Kajima Corp.	11,500	192,197
Kakaku.com, Inc.	7,500	92,872
Kakiyasu Honten Co. Ltd.	700	12,252
Kamakura Shinsho Ltd.	2,300	9,021
Kameda Seika Co. Ltd.	900	26,202
Kamei Corp.	1,600	19,404
Kamigumi Co. Ltd.	5,000	119,362
Kanaden Corp.	1,100	12,131
Kanagawa Chuo Kotsu Co. Ltd.	400	8,505
Kanamic Network Co. Ltd.	1,800	5,374
Kanamoto Co. Ltd.	2,500	51,879
Kandenko Co. Ltd.	9,600	93,821
Kaneka Corp.	3,800	96,536
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kaneko Seeds Co. Ltd.	900	$8,936
Kanematsu Corp.	6,800	99,589
Kanro, Inc.	1,300	19,159
Kansai Electric Power Co., Inc.	14,000	185,872
Kansai Paint Co. Ltd.	4,100	70,049
Kanto Denka Kogyo Co. Ltd.	4,200	25,557
Kao Corp.	3,900	160,426
†Kappa Create Co. Ltd.	1,000	12,085
†Kasai Kogyo Co. Ltd.	2,600	3,559
Katitas Co. Ltd.	4,100	63,652
Kato Sangyo Co. Ltd.	2,100	68,436
Kato Works Co. Ltd.	400	3,589
Kawada Technologies, Inc.	600	27,787
Kawai Musical Instruments Manufacturing Co. Ltd.	500	12,624
Kawasaki Heavy Industries Ltd.	12,100	267,659
KDDI Corp.	36,700	1,167,633
KeePer Technical Laboratory Co. Ltd.	700	34,603
Keihan Holdings Co. Ltd.	3,000	78,426
Keihanshin Building Co. Ltd.	1,600	16,136
Keikyu Corp.	8,000	73,106
Keio Corp.	3,000	94,447
Keisei Electric Railway Co. Ltd.	2,500	118,156
KEIWA, Inc.	1,000	9,078
Keiyo Bank Ltd.	9,000	43,468
Kenko Mayonnaise Co. Ltd.	1,500	18,074
Kewpie Corp.	5,400	95,151
Keyence Corp.	1,700	748,965
KFC Holdings Japan Ltd.	1,400	30,482
KFC Ltd.	1,300	12,585
KH Neochem Co. Ltd.	2,400	38,621
Kibun Foods, Inc.	2,200	19,004
Kikkoman Corp.	1,400	85,728
Kimura Unity Co. Ltd.	2,000	18,993
King Jim Co. Ltd.	1,800	11,094
Kintetsu Department Store Co. Ltd.	700	13,161
Kintetsu Group Holdings Co. Ltd.	3,100	98,321
Kirin Holdings Co. Ltd.	6,800	99,637
Ki-Star Real Estate Co. Ltd.	600	13,383
†Kitagawa Corp.	600	5,919
Kita-Nippon Bank Ltd.	400	6,003
Kitz Corp.	5,100	43,621
Kiyo Bank Ltd.	5,100	57,113
†KNT-CT Holdings Co. Ltd.	700	6,374
Koa Corp.	2,000	21,957
Koatsu Gas Kogyo Co. Ltd.	2,000	12,582
LVIP Dimensional International Core Equity Fund-28

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kobayashi Pharmaceutical Co. Ltd.	1,200	$57,787
Kobe Bussan Co. Ltd.	4,800	141,821
†Kobe Electric Railway Co. Ltd.	500	10,394
Kobe Steel Ltd.	22,700	293,732
Koei Tecmo Holdings Co. Ltd.	4,300	49,054
Kohnan Shoji Co. Ltd.	1,900	52,890
Kohsoku Corp.	800	11,870
Koito Manufacturing Co. Ltd.	5,200	81,043
Kojima Co. Ltd.	3,000	16,638
Kokuyo Co. Ltd.	3,000	48,809
Komatsu Ltd.	28,700	750,678
KOMEDA Holdings Co. Ltd.	3,200	62,298
Komehyo Holdings Co. Ltd.	1,100	30,270
Komeri Co. Ltd.	3,000	65,745
Konaka Co. Ltd.	2,400	6,877
Konami Group Corp.	2,600	136,140
Kondotec, Inc.	2,100	17,232
†Konica Minolta, Inc.	33,200	97,198
Konishi Co. Ltd.	5,000	47,979
Konoike Transport Co. Ltd.	2,700	37,340
Konoshima Chemical Co. Ltd.	1,400	13,881
Kosaido Holdings Co. Ltd.	5,000	26,950
Kose Corp.	600	45,000
Koshidaka Holdings Co. Ltd.	1,500	11,574
Kotobuki Spirits Co. Ltd.	5,500	84,294
Kozo Keikaku Engineering, Inc.	500	13,475
KPP Group Holdings Co. Ltd.	3,400	16,470
Krosaki Harima Corp.	500	41,631
KRS Corp.	1,200	7,694
K's Holdings Corp.	14,100	132,100
KU Holdings Co. Ltd.	1,500	11,787
Kubota Corp.	11,200	168,596
Kumagai Gumi Co. Ltd.	2,800	71,589
Kumiai Chemical Industry Co. Ltd.	4,770	27,301
Kurabo Industries Ltd.	800	16,409
Kuraray Co. Ltd.	23,800	240,616
Kureha Corp.	4,200	85,787
Kurimoto Ltd.	800	17,418
Kurita Water Industries Ltd.	5,700	223,149
Kuriyama Holdings Corp.	1,400	8,946
Kusuri No. Aoki Holdings Co. Ltd.	3,300	75,057
KYB Corp.	1,500	52,181
Kyodo Printing Co. Ltd.	400	9,163
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Kyoei Steel Ltd.	2,300	$32,608
Kyokuto Boeki Kaisha Ltd.	1,400	19,451
Kyokuto Kaihatsu Kogyo Co. Ltd.	2,300	32,053
Kyokuyo Co. Ltd.	1,000	26,738
Kyorin Pharmaceutical Co. Ltd.	3,000	37,872
KYORITSU Co. Ltd.	3,400	4,365
Kyoritsu Maintenance Co. Ltd.	2,500	106,206
Kyosan Electric Manufacturing Co. Ltd.	4,100	13,725
Kyoto Financial Group, Inc.	13,200	205,630
Kyowa Kirin Co. Ltd.	2,400	40,340
Kyudenko Corp.	3,500	126,248
†Kyushu Electric Power Co., Inc.	14,600	105,721
Kyushu Financial Group, Inc.	27,400	158,337
Kyushu Railway Co.	5,300	116,788
LA Holdings Co. Ltd.	1,000	32,163
LAC Co. Ltd.	800	4,000
Lacto Japan Co. Ltd.	500	6,805
Lasertec Corp.	1,400	369,064
Lawson, Inc.	2,100	108,470
LEC, Inc.	1,800	13,213
†Leopalace21 Corp.	18,500	56,156
Life Corp.	1,800	42,191
LIFULL Co. Ltd.	5,900	7,490
LIKE, Inc.	2,300	23,848
Linical Co. Ltd.	1,000	3,759
Link & Motivation, Inc.	1,400	5,531
Lintec Corp.	3,400	66,312
Lion Corp.	13,300	123,426
LITALICO, Inc.	2,400	35,098
Lixil Corp.	18,100	225,993
Loadstar Capital KK	1,000	14,589
Look Holdings, Inc.	1,700	27,887
LY Corp.	34,500	122,267
M&A Capital Partners Co. Ltd.	1,200	20,698
M3, Inc.	9,400	155,533
Mabuchi Motor Co. Ltd.	6,600	109,485
Macnica Holdings, Inc.	3,900	205,704
Macromill, Inc.	3,300	18,396
Maeda Kosen Co. Ltd.	900	19,372
Maezawa Industries, Inc.	2,700	18,785
Makino Milling Machine Co. Ltd.	2,600	108,241
Makita Corp.	5,700	157,255
Management Solutions Co. Ltd.	800	19,546
Mandom Corp.	3,400	30,793
Mani, Inc.	2,800	42,377
LVIP Dimensional International Core Equity Fund-29

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
MarkLines Co. Ltd.	1,600	$33,396
Marubeni Corp.	15,000	237,074
Marubun Corp.	2,400	27,506
Marudai Food Co. Ltd.	1,600	18,451
Maruha Nichiro Corp.	3,300	64,970
Marui Group Co. Ltd.	6,800	114,033
MARUKA FURUSATO Corp.	1,261	23,548
Marumae Co. Ltd.	700	10,341
Maruwa Co. Ltd.	500	104,610
Maruzen CHI Holdings Co. Ltd.	2,600	6,067
Maruzen Showa Unyu Co. Ltd.	800	22,184
Marvelous, Inc.	2,500	12,642
Matching Service Japan Co. Ltd.	900	7,238
Matsuda Sangyo Co. Ltd.	800	13,594
Matsui Securities Co. Ltd.	10,000	51,915
MatsukiyoCocokara & Co.	4,260	75,441
Matsuoka Corp.	1,600	16,454
Max Co. Ltd.	800	18,638
Maxell Ltd.	4,900	54,213
Maxvalu Tokai Co. Ltd.	500	10,567
Mazda Motor Corp.	32,300	349,000
McDonald's Holdings Co. Japan Ltd.	2,100	91,000
MCJ Co. Ltd.	5,000	38,901
Mebuki Financial Group, Inc.	63,390	192,823
MEC Co. Ltd.	500	15,585
†Media Do Co. Ltd.	300	3,070
Medical Data Vision Co. Ltd.	2,900	13,472
Medical System Network Co. Ltd.	4,100	18,872
Medipal Holdings Corp.	9,600	155,609
Medius Holdings Co. Ltd.	1,600	8,772
MedPeer, Inc.	900	4,570
Megachips Corp.	1,500	49,787
Megmilk Snow Brand Co. Ltd.	3,500	52,475
Meidensha Corp.	3,100	53,535
Meiji Electric Industries Co. Ltd.	1,100	10,914
MEIJI Holdings Co. Ltd.	8,400	199,515
Meiko Electronics Co. Ltd.	2,400	70,979
MEITEC Group Holdings, Inc.	5,700	114,283
Meiwa Corp.	2,500	11,507
Melco Holdings, Inc.	1,000	24,433
Members Co. Ltd.	800	5,464
Menicon Co. Ltd.	5,400	89,962
†Mercari, Inc.	5,500	101,906
METAWATER Co. Ltd.	2,000	31,021
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Micronics Japan Co. Ltd.	1,500	$39,043
Midac Holdings Co. Ltd.	800	11,960
Mie Kotsu Group Holdings, Inc.	2,500	10,691
Mikuni Corp.	1,600	4,982
Milbon Co. Ltd.	1,600	41,918
MIMAKI ENGINEERING Co. Ltd.	2,700	17,713
Mimasu Semiconductor Industry Co. Ltd.	1,200	27,234
MINEBEA MITSUMI, Inc.	12,032	247,339
Ministop Co. Ltd.	1,700	18,447
Mirait One Corp.	7,600	100,201
Mirarth Holdings, Inc.	9,900	32,579
Miroku Jyoho Service Co. Ltd.	900	11,209
MISUMI Group, Inc.	6,700	113,544
Mitani Corp.	2,400	33,174
Mitsuba Corp.	2,400	16,681
Mitsubishi Chemical Group Corp.	95,900	587,643
Mitsubishi Corp.	35,700	570,567
Mitsubishi Electric Corp.	19,500	276,457
Mitsubishi Estate Co. Ltd.	14,500	199,812
Mitsubishi Gas Chemical Co., Inc.	10,800	172,762
Mitsubishi Heavy Industries Ltd.	7,900	461,730
Mitsubishi Logisnext Co. Ltd.	3,300	32,345
Mitsubishi Logistics Corp.	3,300	99,445
Mitsubishi Materials Corp.	7,400	128,450
Mitsubishi Motors Corp.	42,300	134,700
Mitsubishi Paper Mills Ltd.	2,100	8,236
Mitsubishi Research Institute, Inc.	1,000	32,837
Mitsubishi Shokuhin Co. Ltd.	1,200	40,936
Mitsubishi Steel Manufacturing Co. Ltd.	600	6,298
Mitsubishi UFJ Financial Group, Inc.	158,500	1,361,863
Mitsuboshi Belting Ltd.	600	18,660
Mitsui Chemicals, Inc.	8,100	240,243
Mitsui DM Sugar Holdings Co. Ltd.	1,200	25,285
Mitsui E&S Co. Ltd.	6,300	31,545
Mitsui Fudosan Co. Ltd.	10,100	247,701
Mitsui High-Tec, Inc.	1,800	93,957
Mitsui Mining & Smelting Co. Ltd.	4,200	129,128
Mitsui-Soko Holdings Co. Ltd.	1,600	53,390
Mitsuuroko Group Holdings Co. Ltd.	1,200	13,506
LVIP Dimensional International Core Equity Fund-30

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Miura Co. Ltd.	2,500	$49,787
Miyazaki Bank Ltd.	900	16,717
Miyoshi Oil & Fat Co. Ltd.	1,500	13,436
Mizuho Financial Group, Inc.	31,070	531,606
Mizuno Corp.	1,700	47,383
Mochida Pharmaceutical Co. Ltd.	1,400	32,468
†Modec, Inc.	800	13,152
Monex Group, Inc.	9,300	47,423
Monogatari Corp.	2,700	84,064
MonotaRO Co. Ltd.	7,600	82,980
MORESCO Corp.	700	6,419
Morinaga & Co. Ltd.	6,000	108,872
Morinaga Milk Industry Co. Ltd.	6,400	123,824
Moriroku Holdings Co. Ltd.	1,700	33,542
Morita Holdings Corp.	3,000	33,064
Morozoff Ltd.	200	5,390
Mory Industries, Inc.	200	5,936
MrMax Holdings Ltd.	2,600	11,525
MS&AD Insurance Group Holdings, Inc.	5,800	228,133
m-up Holdings, Inc.	1,600	12,233
Murata Manufacturing Co. Ltd.	26,100	554,023
Musashi Seimitsu Industry Co. Ltd.	4,800	51,404
Musashino Bank Ltd.	2,100	39,706
Nabtesco Corp.	4,600	93,876
NAC Co. Ltd.	2,400	16,885
Nachi-Fujikoshi Corp.	1,300	33,883
Nafco Co. Ltd.	1,600	21,129
Nagano Keiki Co. Ltd.	1,200	17,413
Nagase & Co. Ltd.	9,200	147,461
Nagase Brothers, Inc.	800	11,183
Nagatanien Holdings Co. Ltd.	1,000	15,213
Nagawa Co. Ltd.	300	15,170
Nagoya Railroad Co. Ltd.	6,500	104,323
Nakabayashi Co. Ltd.	2,100	8,191
Nakamoto Packs Co. Ltd.	800	9,430
Nakamuraya Co. Ltd.	500	10,851
Nakanishi, Inc.	3,300	55,492
Nakayama Steel Works Ltd.	3,400	19,677
Namura Shipbuilding Co. Ltd.	3,600	32,323
Nankai Electric Railway Co. Ltd.	3,800	77,213
Nanto Bank Ltd.	2,300	39,818
Natori Co. Ltd.	700	10,361
NEC Corp.	3,300	195,426
NEC Networks & System Integration Corp.	4,400	74,238
NET One Systems Co. Ltd.	7,300	124,437
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nexon Co. Ltd.	2,300	$41,914
Nextage Co. Ltd.	4,100	75,254
†NexTone, Inc.	400	3,441
NGK Insulators Ltd.	19,200	229,515
NH Foods Ltd.	6,500	220,355
NHK Spring Co. Ltd.	15,200	129,038
Nichias Corp.	4,300	103,383
Nichiban Co. Ltd.	600	7,374
Nichicon Corp.	4,500	41,426
Nichiden Corp.	1,300	26,470
Nichiha Corp.	2,000	42,057
Nichirei Corp.	8,100	199,570
Nichirin Co. Ltd.	1,300	30,149
NIDEC Corp.	3,000	121,170
Nifco, Inc.	5,600	144,766
Nihon Chouzai Co. Ltd.	800	7,938
Nihon Dempa Kogyo Co. Ltd.	1,300	11,589
Nihon Denkei Co. Ltd.	1,200	15,940
Nihon Flush Co. Ltd.	2,200	14,167
Nihon House Holdings Co. Ltd.	2,600	5,421
Nihon Kohden Corp.	2,300	72,801
Nihon M&A Center Holdings, Inc.	20,200	111,415
Nihon Nohyaku Co. Ltd.	2,400	10,996
Nihon Plast Co. Ltd.	1,900	7,182
†Nihon Yamamura Glass Co. Ltd.	1,000	9,936
Nikkiso Co. Ltd.	6,300	46,021
Nikko Co. Ltd.	2,100	10,321
Nikkon Holdings Co. Ltd.	4,500	98,298
Nikon Corp.	16,700	165,342
Nintendo Co. Ltd.	14,600	761,996
Nippn Corp.	4,800	75,677
Nippon Air Conditioning Services Co. Ltd.	1,800	10,340
Nippon Carbide Industries Co., Inc.	800	8,119
Nippon Carbon Co. Ltd.	1,000	31,099
Nippon Chemical Industrial Co. Ltd.	600	7,966
†Nippon Chemi-Con Corp.	2,100	19,570
†Nippon Coke & Engineering Co. Ltd.	18,200	15,102
Nippon Concept Corp.	800	9,265
Nippon Concrete Industries Co. Ltd.	2,600	5,919
Nippon Denko Co. Ltd.	13,700	26,817
Nippon Electric Glass Co. Ltd.	6,600	141,877
NIPPON EXPRESS HOLDINGS, Inc.	4,700	267,133
Nippon Gas Co. Ltd.	8,700	143,612
Nippon Kayaku Co. Ltd.	10,600	101,151
LVIP Dimensional International Core Equity Fund-31

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Nippon Kodoshi Corp.	800	$9,906
Nippon Light Metal Holdings Co. Ltd.	4,270	53,087
Nippon Paint Holdings Co. Ltd.	5,200	42,043
†Nippon Paper Industries Co. Ltd.	8,500	76,199
Nippon Parking Development Co. Ltd.	13,600	18,519
Nippon Pillar Packing Co. Ltd.	1,300	41,074
Nippon Rietec Co. Ltd.	700	5,883
Nippon Road Co. Ltd.	1,500	21,798
Nippon Sanso Holdings Corp.	7,500	200,851
Nippon Seisen Co. Ltd.	200	6,872
Nippon Sharyo Ltd.	1,700	24,801
†Nippon Sheet Glass Co. Ltd.	6,100	24,833
Nippon Shinyaku Co. Ltd.	2,000	70,865
Nippon Shokubai Co. Ltd.	2,700	104,055
Nippon Signal Company Ltd.	3,400	23,390
Nippon Soda Co. Ltd.	2,100	80,872
Nippon Steel Corp.	28,810	659,974
Nippon Telegraph & Telephone Corp.	305,000	372,706
Nippon Thompson Co. Ltd.	6,000	24,000
Nippon Yakin Kogyo Co. Ltd.	1,540	46,036
Nipro Corp.	11,100	87,147
Nishimatsu Construction Co. Ltd.	2,300	64,041
Nishimatsuya Chain Co. Ltd.	3,100	45,533
Nishi-Nippon Financial Holdings, Inc.	9,600	111,047
Nishi-Nippon Railroad Co. Ltd.	3,400	57,619
Nishio Holdings Co. Ltd.	2,000	58,156
Nissan Chemical Corp.	3,400	132,769
Nissan Motor Co. Ltd.	54,400	213,819
Nissei ASB Machine Co. Ltd.	1,000	31,206
Nissei Plastic Industrial Co. Ltd.	1,500	11,798
Nissha Co. Ltd.	3,400	35,519
Nisshin Oillio Group Ltd.	2,700	82,149
Nisshin Seifun Group, Inc.	7,300	98,291
Nisshinbo Holdings, Inc.	11,768	95,605
Nissin Corp.	1,000	17,021
Nissin Foods Holdings Co. Ltd.	2,100	73,292
Nisso Holdings Co. Ltd.	2,200	12,404
Nissui Corp.	26,600	143,206
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Niterra Co. Ltd.	9,300	$220,892
Nitori Holdings Co. Ltd.	2,000	267,801
Nitto Boseki Co. Ltd.	2,200	71,695
Nitto Denko Corp.	4,700	351,667
Nitto Fuji Flour Milling Co. Ltd.	600	20,511
Nitto Kogyo Corp.	2,100	53,617
Nitto Seiko Co. Ltd.	3,100	11,565
Nittoc Construction Co. Ltd.	3,400	25,584
Nittoku Co. Ltd.	500	7,092
Noevir Holdings Co. Ltd.	1,200	43,745
NOF Corp.	2,500	124,220
Nohmi Bosai Ltd.	2,100	32,796
Nojima Corp.	5,900	73,352
Nomura Holdings, Inc.	40,300	182,265
Nomura Holdings, Inc. ADR	14,889	67,149
Nomura Real Estate Holdings, Inc.	4,300	113,111
Nomura Research Institute Ltd.	5,420	157,641
Noritake Co. Ltd.	500	24,291
Noritz Corp.	2,000	21,433
North Pacific Bank Ltd.	25,100	63,195
NPR-RIKEN Corp.	816	12,877
NS Solutions Corp.	1,100	35,691
NS United Kaiun Kaisha Ltd.	700	23,805
NSD Co. Ltd.	5,200	99,980
NSK Ltd.	22,100	119,591
NSW, Inc.	1,500	30,266
NTN Corp.	36,600	67,489
NTT Data Group Corp.	13,800	195,647
Obara Group, Inc.	900	24,096
Obayashi Corp.	21,400	185,163
OBIC Business Consultants Co. Ltd.	400	18,298
Obic Co. Ltd.	400	68,922
Odakyu Electric Railway Co. Ltd.	6,200	94,583
Oenon Holdings, Inc.	3,500	8,787
Ogaki Kyoritsu Bank Ltd.	3,100	41,465
Ohara, Inc.	1,600	12,335
Ohsho Food Service Corp.	400	22,894
Oiles Corp.	2,600	36,529
†Oisix ra daichi, Inc.	1,900	18,353
Oita Bank Ltd.	1,400	24,991
Oji Holdings Corp.	48,700	187,547
Okabe Co. Ltd.	2,800	14,536
Okamoto Industries, Inc.	800	28,227
Okamoto Machine Tool Works Ltd.	700	28,199
Okamura Corp.	4,800	74,213
LVIP Dimensional International Core Equity Fund-32

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Okasan Securities Group, Inc.	11,400	$55,383
Oki Electric Industry Co. Ltd.	7,000	45,227
Okinawa Cellular Telephone Co.	1,600	38,411
Okinawa Electric Power Co., Inc.	1,948	15,404
Okinawa Financial Group, Inc.	1,580	26,289
OKUMA Corp.	2,000	86,170
Okumura Corp.	2,100	69,777
Okura Industrial Co. Ltd.	800	14,485
Okuwa Co. Ltd.	2,100	12,317
Olympus Corp.	8,900	128,798
Omron Corp.	2,000	93,376
Ono Pharmaceutical Co. Ltd.	9,100	162,380
Onoken Co. Ltd.	1,400	17,187
Onward Holdings Co. Ltd.	5,500	18,762
Open House Group Co. Ltd.	4,000	118,667
Open Up Group, Inc.	1,700	28,321
Optex Group Co. Ltd.	1,900	24,067
†Optim Corp.	1,200	7,030
Optorun Co. Ltd.	3,100	35,859
Oracle Corp.	1,100	84,801
Organo Corp.	2,000	82,837
Oriental Land Co. Ltd.	8,100	301,653
Oriental Shiraishi Corp.	8,700	20,979
Oro Co. Ltd.	500	9,163
Osaka Gas Co. Ltd.	6,600	137,851
Osaka Organic Chemical Industry Ltd.	1,700	32,722
Osaka Soda Co. Ltd.	400	27,461
OSAKA Titanium Technologies Co. Ltd.	2,100	40,391
Osaki Electric Co. Ltd.	4,100	18,639
OSG Corp.	6,000	86,043
Otsuka Corp.	2,900	119,558
Otsuka Holdings Co. Ltd.	3,700	138,789
OUG Holdings, Inc.	500	8,606
†Outsourcing, Inc.	11,100	136,979
Pacific Industrial Co. Ltd.	3,500	31,922
PAL GROUP Holdings Co. Ltd.	2,800	48,931
PALTAC Corp.	2,000	63,319
Pan Pacific International Holdings Corp.	6,900	164,621
Panasonic Holdings Corp.	41,500	411,027
Paramount Bed Holdings Co. Ltd.	3,200	62,888
†Park24 Co. Ltd.	8,600	110,184
Pasona Group, Inc.	2,500	46,844
Pegasus Co. Ltd.	1,900	6,023
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Penta-Ocean Construction Co. Ltd.	20,400	$114,573
People Dreams & Technologies Group Co. Ltd.	1,100	13,489
†PeptiDream, Inc.	6,400	67,472
Persol Holdings Co. Ltd.	85,000	145,947
Pharma Foods International Co. Ltd.	2,200	15,634
†PIA Corp.	500	11,915
Pickles Holdings Co. Ltd.	1,200	10,340
Pigeon Corp.	7,500	86,383
Pilot Corp.	2,300	68,527
Pola Orbis Holdings, Inc.	1,500	16,851
Pole To Win Holdings, Inc.	1,400	4,796
†PR Times Corp.	700	8,971
Premium Water Holdings, Inc.	800	16,601
Press Kogyo Co. Ltd.	6,300	25,468
Pressance Corp.	1,900	21,493
Prestige International, Inc.	6,800	28,936
Prima Meat Packers Ltd.	2,400	39,966
Procrea Holdings, Inc.	2,720	36,209
Pro-Ship, Inc.	1,600	15,557
Proto Corp.	1,400	13,424
PS Mitsubishi Construction Co. Ltd.	700	4,389
Punch Industry Co. Ltd.	1,000	2,908
QB Net Holdings Co. Ltd.	900	9,574
Qol Holdings Co. Ltd.	2,700	31,730
Quick Co. Ltd.	700	12,799
Raccoon Holdings, Inc.	800	3,682
Raito Kogyo Co. Ltd.	2,000	26,809
Raiznext Corp.	3,000	32,511
†Raksul, Inc.	3,100	27,878
Rakus Co. Ltd.	3,300	61,144
Rakuten Group, Inc.	12,400	55,228
Rasa Corp.	1,300	13,913
Rasa Industries Ltd.	900	13,436
Raysum Co. Ltd.	300	6,819
Recruit Holdings Co. Ltd.	21,200	896,565
Relo Group, Inc.	7,700	92,810
Renaissance, Inc.	1,500	9,319
†Renesas Electronics Corp.	25,700	464,605
Rengo Co. Ltd.	16,500	110,000
†RENOVA, Inc.	2,600	21,925
Resona Holdings, Inc.	50,891	258,606
Resonac Holdings Corp.	17,400	346,766
Resorttrust, Inc.	3,900	67,655
Restar Holdings Corp.	1,800	36,000
Retail Partners Co. Ltd.	1,600	18,916
Rheon Automatic Machinery Co. Ltd.	900	9,600
Ricoh Co. Ltd.	17,500	134,415
LVIP Dimensional International Core Equity Fund-33

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Ride On Express Holdings Co. Ltd.	1,100	$7,926
Riken Keiki Co. Ltd.	800	39,092
Riken Technos Corp.	2,900	17,400
Riken Vitamin Co. Ltd.	1,000	15,851
Rinnai Corp.	3,900	90,392
Rion Co. Ltd.	500	8,649
Riso Kyoiku Co. Ltd.	9,000	14,489
Rohm Co. Ltd.	9,200	176,333
Rohto Pharmaceutical Co. Ltd.	5,600	112,913
Rokko Butter Co. Ltd.	1,000	9,404
Roland Corp.	1,000	31,241
Roland DG Corp.	1,500	38,777
Rorze Corp.	1,000	106,809
Round One Corp.	12,900	51,051
Royal Holdings Co. Ltd.	800	14,638
RS Technologies Co. Ltd.	800	16,959
Ryobi Ltd.	1,600	30,162
RYODEN Corp.	1,300	24,018
Ryohin Keikaku Co. Ltd.	14,500	242,644
Ryosan Co. Ltd.	1,200	40,043
S Foods, Inc.	1,600	37,390
S&B Foods, Inc.	600	17,617
Sac's Bar Holdings, Inc.	900	5,138
Saibu Gas Holdings Co. Ltd.	1,000	13,879
Saizeriya Co. Ltd.	500	17,837
Sakai Chemical Industry Co. Ltd.	1,000	13,305
Sakai Heavy Industries Ltd.	300	12,745
Sakai Moving Service Co. Ltd.	2,000	38,582
Sakata INX Corp.	2,800	26,967
Sakura Internet, Inc.	2,500	39,167
Sala Corp.	3,600	18,664
SAMTY Co. Ltd.	1,800	31,085
San Holdings, Inc.	1,800	14,170
San ju San Financial Group, Inc.	1,440	18,536
San-A Co. Ltd.	1,200	38,766
San-Ai Obbli Co. Ltd.	4,300	48,977
Sangetsu Corp.	3,300	72,553
San-In Godo Bank Ltd.	11,600	81,776
Sanken Electric Co. Ltd.	1,900	104,770
Sanki Engineering Co. Ltd.	3,200	39,716
Sanko Gosei Ltd.	3,800	13,313
Sankyo Co. Ltd.	3,200	186,621
Sankyo Frontier Co. Ltd.	500	13,777
Sankyo Tateyama, Inc.	2,400	13,328
Sankyu, Inc.	4,300	158,002
Sanoh Industrial Co. Ltd.	4,800	26,791
Sanrio Co. Ltd.	2,200	91,729
Sansei Technologies, Inc.	1,700	13,877
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sansha Electric Manufacturing Co. Ltd.	2,300	$21,597
Sanshin Electronics Co. Ltd.	1,200	18,468
Santen Pharmaceutical Co. Ltd.	9,400	93,667
Sanwa Holdings Corp.	13,000	197,167
Sanyo Chemical Industries Ltd.	1,100	33,039
Sanyo Denki Co. Ltd.	700	31,128
Sanyo Electric Railway Co. Ltd.	600	9,264
Sanyo Special Steel Co. Ltd.	1,500	28,043
Sanyo Trading Co. Ltd.	2,000	16,965
Sapporo Holdings Ltd.	2,120	93,491
Sato Holdings Corp.	2,500	37,518
Sato Shoji Corp.	700	7,233
Satori Electric Co. Ltd.	1,400	19,540
Sawai Group Holdings Co. Ltd.	3,300	121,913
SB Technology Corp.	1,300	21,897
SBI Global Asset Management Co. Ltd.	2,400	10,383
SBI Holdings, Inc.	8,700	195,719
SBS Holdings, Inc.	1,400	24,406
SCREEN Holdings Co. Ltd.	2,900	245,369
Scroll Corp.	4,000	27,234
SCSK Corp.	5,100	101,132
Secom Co. Ltd.	1,300	93,628
Seed Co. Ltd.	1,000	5,794
Sega Sammy Holdings, Inc.	11,300	158,040
Seibu Holdings, Inc.	12,000	166,553
Seika Corp.	900	18,843
Seikitokyu Kogyo Co. Ltd.	1,200	14,043
Seiko Epson Corp.	11,300	169,139
Seiko Group Corp.	2,200	42,034
Seino Holdings Co. Ltd.	9,000	136,468
Seiren Co. Ltd.	2,500	43,954
Sekisui Chemical Co. Ltd.	16,800	242,170
Sekisui House Ltd.	15,200	337,634
Sekisui Kasei Co. Ltd.	2,500	8,617
SEMITEC Corp.	1,200	16,613
Senko Group Holdings Co. Ltd.	8,600	69,654
Senshu Electric Co. Ltd.	1,200	27,574
Senshu Ikeda Holdings, Inc.	19,500	44,670
Seria Co. Ltd.	2,800	52,207
Seven & i Holdings Co. Ltd.	26,500	1,051,543
Seven Bank Ltd.	49,200	104,576
SG Holdings Co. Ltd.	9,600	137,804
†Sharp Corp.	6,900	49,205
Shibaura Electronics Co. Ltd.	600	23,702
LVIP Dimensional International Core Equity Fund-34

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Shibaura Machine Co. Ltd.	2,400	$58,894
Shibaura Mechatronics Corp.	900	37,915
Shibusawa Warehouse Co. Ltd.	700	14,457
Shibuya Corp.	1,300	22,524
†SHIFT, Inc.	700	177,830
Shiga Bank Ltd.	2,900	71,780
Shikibo Ltd.	1,500	11,649
Shikoku Bank Ltd.	2,900	19,745
Shikoku Electric Power Co., Inc.	7,000	50,316
Shima Seiki Manufacturing Ltd.	2,800	30,284
Shimadzu Corp.	6,700	187,315
Shimano, Inc.	900	139,372
Shimizu Bank Ltd.	1,100	11,999
Shimizu Corp.	20,600	136,837
Shimojima Co. Ltd.	500	4,567
Shin Nippon Air Technologies Co. Ltd.	1,100	18,606
Shin Nippon Biomedical Laboratories Ltd.	1,500	18,064
Shinagawa Refractories Co. Ltd.	3,500	42,670
Shindengen Electric Manufacturing Co. Ltd.	800	17,191
Shin-Etsu Chemical Co. Ltd.	34,000	1,426,794
Shin-Etsu Polymer Co. Ltd.	4,100	48,764
Shinko Electric Industries Co. Ltd.	2,700	105,013
Shinko Shoji Co. Ltd.	2,200	18,162
Shinmaywa Industries Ltd.	5,200	43,370
Shinnihonseiyaku Co. Ltd.	800	9,765
Shinsho Corp.	700	28,199
Shinwa Co. Ltd.	3,800	30,323
Shionogi & Co. Ltd.	2,500	120,532
Ship Healthcare Holdings, Inc.	5,000	85,372
Shiseido Co. Ltd.	7,800	235,217
Shizuki Electric Co., Inc.	1,400	4,458
Shizuoka Financial Group, Inc.	16,800	142,383
Shizuoka Gas Co. Ltd.	4,100	29,834
SHO-BOND Holdings Co. Ltd.	1,200	53,336
Shoei Co. Ltd.	3,600	46,979
Shofu, Inc.	1,000	19,518
Showa Sangyo Co. Ltd.	1,500	33,670
SIGMAXYZ Holdings, Inc.	4,000	41,135
Siix Corp.	2,900	30,090
Sinanen Holdings Co. Ltd.	600	17,872
Sinfonia Technology Co. Ltd.	2,300	33,978
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
SKY Perfect JSAT Holdings, Inc.	14,400	$71,285
Skylark Holdings Co. Ltd.	14,500	212,358
†Smaregi, Inc.	400	7,685
SMC Corp.	300	161,192
SMK Corp.	200	3,634
SMS Co. Ltd.	5,100	104,876
Snow Peak, Inc.	2,100	13,777
Soda Nikka Co. Ltd.	2,000	15,206
Sodick Co. Ltd.	4,700	24,300
SoftBank Corp.	34,600	431,764
Softcreate Holdings Corp.	1,400	17,078
Sohgo Security Services Co. Ltd.	25,000	143,830
Sojitz Corp.	9,720	219,562
Soken Chemical & Engineering Co. Ltd.	1,100	18,848
Solasto Corp.	4,200	18,349
Soliton Systems KK	500	4,936
Sompo Holdings, Inc.	3,000	146,723
Sony Group Corp.	25,400	2,415,702
Sotetsu Holdings, Inc.	3,300	64,081
Sparx Group Co. Ltd.	960	10,975
SPK Corp.	1,000	13,099
S-Pool, Inc.	4,800	15,115
Square Enix Holdings Co. Ltd.	1,800	64,634
†SRE Holdings Corp.	1,400	27,345
ST Corp.	1,200	12,996
St. Marc Holdings Co. Ltd.	900	13,545
Star Mica Holdings Co. Ltd.	3,600	16,187
Star Micronics Co. Ltd.	1,700	20,726
Starts Corp., Inc.	3,000	62,362
Starzen Co. Ltd.	800	14,916
St-Care Holding Corp.	3,000	21,213
Stella Chemifa Corp.	1,300	29,780
Strike Co. Ltd.	600	20,511
Studio Alice Co. Ltd.	900	13,430
Subaru Corp.	38,000	696,936
Sugi Holdings Co. Ltd.	2,100	96,540
Sugimoto & Co. Ltd.	800	12,670
SUMCO Corp.	20,700	310,427
Sumida Corp.	2,500	20,443
Suminoe Textile Co. Ltd.	800	12,624
Sumitomo Bakelite Co. Ltd.	2,700	141,760
Sumitomo Chemical Co. Ltd.	55,500	135,404
Sumitomo Corp.	16,300	355,594
Sumitomo Electric Industries Ltd.	23,100	294,156
Sumitomo Forestry Co. Ltd.	9,800	292,123
LVIP Dimensional International Core Equity Fund-35

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sumitomo Heavy Industries Ltd.	7,100	$179,011
Sumitomo Metal Mining Co. Ltd.	11,500	346,305
Sumitomo Mitsui Construction Co. Ltd.	14,700	41,389
Sumitomo Mitsui Financial Group, Inc.	14,100	688,000
Sumitomo Mitsui Financial Group, Inc. ADR	14,818	143,438
Sumitomo Mitsui Trust Holdings, Inc.	11,200	214,945
Sumitomo Osaka Cement Co. Ltd.	2,900	76,305
Sumitomo Pharma Co. Ltd.	14,100	46,600
Sumitomo Realty & Development Co. Ltd.	6,100	181,443
Sumitomo Riko Co. Ltd.	3,300	24,715
Sumitomo Rubber Industries Ltd.	14,200	154,287
Sumitomo Seika Chemicals Co. Ltd.	600	21,234
Sumitomo Warehouse Co. Ltd.	4,300	74,747
Sun Frontier Fudousan Co. Ltd.	2,200	25,479
Suncall Corp.	2,900	9,255
Sundrug Co. Ltd.	4,900	157,495
Suntory Beverage & Food Ltd.	5,100	168,192
Sun-Wa Technos Corp.	1,500	23,362
Suruga Bank Ltd.	13,100	72,375
Suzuden Corp.	800	13,322
Suzuken Co. Ltd.	3,200	105,963
Suzuki Co. Ltd.	2,700	21,006
Suzuki Motor Corp.	8,700	372,249
SWCC Corp.	1,600	32,443
Sysmex Corp.	4,600	256,360
Systena Corp.	21,100	45,792
Syuppin Co. Ltd.	1,200	10,102
T Hasegawa Co. Ltd.	2,300	50,649
T RAD Co. Ltd.	800	17,504
T&D Holdings, Inc.	12,900	204,982
Tachibana Eletech Co. Ltd.	800	15,586
Tachi-S Co. Ltd.	2,500	31,879
Tadano Ltd.	7,900	66,057
Taihei Dengyo Kaisha Ltd.	1,000	31,702
Taiheiyo Cement Corp.	8,000	164,879
Taiho Kogyo Co. Ltd.	900	5,074
Taikisha Ltd.	2,100	60,840
Taisei Corp.	4,400	150,474
Taisei Lamick Co. Ltd.	500	10,280
Taiyo Holdings Co. Ltd.	2,400	53,021
Taiyo Yuden Co. Ltd.	5,000	132,270
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Takamatsu Construction Group Co. Ltd.	1,100	$21,602
Takamiya Co. Ltd.	2,400	8,426
Takaoka Toko Co. Ltd.	700	10,480
Takara & Co. Ltd.	700	13,509
Takara Bio, Inc.	3,200	28,414
Takara Holdings, Inc.	11,900	104,568
Takara Standard Co. Ltd.	2,500	28,936
Takasago International Corp.	1,100	27,227
Takasago Thermal Engineering Co. Ltd.	2,300	52,525
Takashima & Co. Ltd.	1,600	13,277
Takashimaya Co. Ltd.	9,500	129,463
Take & Give Needs Co. Ltd.	1,500	12,606
TAKEBISHI Corp.	800	10,871
Takeda Pharmaceutical Co. Ltd.	28,023	805,711
Takeuchi Manufacturing Co. Ltd.	2,700	82,053
Takuma Co. Ltd.	5,200	65,977
Tama Home Co. Ltd.	1,400	38,972
Tamron Co. Ltd.	1,300	49,050
Tamura Corp.	7,000	27,553
Tanseisha Co. Ltd.	2,100	13,002
Taoka Chemical Co. Ltd.	1,000	5,113
†Tatsuta Electric Wire & Cable Co. Ltd.	3,600	17,898
Tayca Corp.	1,900	18,448
Tazmo Co. Ltd.	1,700	33,397
Tbk Co. Ltd.	4,000	10,553
TDC Soft, Inc.	1,000	15,099
TDK Corp.	12,500	595,479
TechMatrix Corp.	3,800	47,217
†Techno Horizon Co. Ltd.	3,900	13,802
TechnoPro Holdings, Inc.	6,300	165,989
Teijin Ltd.	17,100	162,086
Teikoku Electric Manufacturing Co. Ltd.	1,200	25,081
Tekken Corp.	1,100	15,657
Temairazu, Inc.	600	12,851
Terumo Corp.	3,000	98,340
Tess Holdings Co. Ltd.	3,200	9,895
T-Gaia Corp.	1,500	20,532
THK Co. Ltd.	6,400	125,481
TIS, Inc.	8,000	176,284
TKC Corp.	1,200	32,000
†TKP Corp.	1,100	14,027
Toa Corp.	1,300	32,823
TOA ROAD Corp.	600	28,468
Tobishima Corp.	2,080	19,325
Tobu Railway Co. Ltd.	3,300	88,679
Tocalo Co. Ltd.	5,800	61,455
Tochigi Bank Ltd.	7,700	16,929
Toda Corp.	17,200	113,788
LVIP Dimensional International Core Equity Fund-36

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Toei Animation Co. Ltd.	200	$26,851
Toenec Corp.	1,000	32,411
Toho Bank Ltd.	16,500	33,585
Toho Co. Ltd.	1,500	46,487
Toho Gas Co. Ltd.	3,600	75,192
Toho Holdings Co. Ltd.	3,600	82,264
Toho Titanium Co. Ltd.	3,100	41,685
Toho Zinc Co. Ltd.	900	7,194
Tohoku Bank Ltd.	1,100	9,167
Tohoku Electric Power Co., Inc.	16,900	114,932
Tokai Carbon Co. Ltd.	18,300	133,097
Tokai Corp.	2,300	34,092
TOKAI Holdings Corp.	6,700	45,760
Tokai Rika Co. Ltd.	4,500	69,415
Tokai Tokyo Financial Holdings, Inc.	16,100	60,061
Tokio Marine Holdings, Inc.	28,700	718,314
Tokushu Tokai Paper Co. Ltd.	800	22,326
Tokuyama Corp.	5,100	86,483
Tokyo Base Co. Ltd.	1,700	3,641
†Tokyo Electric Power Co. Holdings, Inc.	35,700	186,982
Tokyo Electron Device Ltd.	1,500	54,043
Tokyo Electron Ltd.	6,000	1,074,681
Tokyo Gas Co. Ltd.	8,000	183,716
Tokyo Individualized Educational Institute, Inc.	2,700	8,521
Tokyo Keiki, Inc.	1,200	15,149
Tokyo Kiraboshi Financial Group, Inc.	2,700	76,117
Tokyo Ohka Kogyo Co. Ltd.	3,000	66,213
Tokyo Rakutenchi Co. Ltd.	300	14,553
Tokyo Rope Manufacturing Co. Ltd.	1,200	11,362
Tokyo Sangyo Co. Ltd.	2,400	14,247
Tokyo Seimitsu Co. Ltd.	3,400	209,088
Tokyo Steel Manufacturing Co. Ltd.	2,000	24,525
Tokyo Tatemono Co. Ltd.	13,700	205,209
Tokyo Tekko Co. Ltd.	1,200	35,106
Tokyotokeiba Co. Ltd.	1,200	37,745
Tokyu Construction Co. Ltd.	6,200	35,045
Tokyu Corp.	9,700	118,395
Tokyu Fudosan Holdings Corp.	41,700	266,584
Toli Corp.	2,800	6,335
Tomato Bank Ltd.	1,400	11,438
Tomen Devices Corp.	300	11,404
Tomoe Engineering Co. Ltd.	1,100	30,035
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tomoku Co. Ltd.	800	$12,193
TOMONY Holdings, Inc.	12,900	35,772
Tomy Co. Ltd.	7,200	114,000
Tonami Holdings Co. Ltd.	500	16,011
Topcon Corp.	8,200	88,397
Topre Corp.	2,600	34,630
Topy Industries Ltd.	1,200	21,745
Toray Industries, Inc.	49,700	258,405
Torex Semiconductor Ltd.	900	11,291
Toridoll Holdings Corp.	3,000	86,234
Torishima Pump Manufacturing Co. Ltd.	1,600	25,600
Tosei Corp.	3,100	43,906
Toshiba TEC Corp.	2,000	41,433
Tosho Co. Ltd.	1,600	9,487
Tosoh Corp.	19,100	243,965
Totech Corp.	400	13,532
Totetsu Kogyo Co. Ltd.	1,900	42,716
TOTO Ltd.	3,200	84,267
Tottori Bank Ltd.	600	5,774
Towa Bank Ltd.	3,300	14,183
Towa Corp.	1,000	50,567
Towa Pharmaceutical Co. Ltd.	2,100	35,030
Toyo Construction Co. Ltd.	5,200	43,997
†Toyo Engineering Corp.	1,700	9,489
Toyo Gosei Co. Ltd.	200	11,830
Toyo Kanetsu KK	800	21,957
Toyo Machinery & Metal Co. Ltd.	2,400	11,677
Toyo Seikan Group Holdings Ltd.	8,200	133,003
Toyo Suisan Kaisha Ltd.	1,500	77,447
Toyo Tanso Co. Ltd.	1,400	47,511
Toyo Tire Corp.	9,400	157,333
Toyobo Co. Ltd.	6,300	47,228
Toyoda Gosei Co. Ltd.	5,900	110,698
Toyota Boshoku Corp.	7,100	112,668
Toyota Motor Corp.	192,505	3,536,767
Toyota Tsusho Corp.	7,700	453,699
Trancom Co. Ltd.	600	30,553
Trans Genic, Inc.	3,200	5,901
Transaction Co. Ltd.	1,200	18,170
Transcosmos, Inc.	1,300	27,798
TRE Holdings Corp.	2,300	17,943
Treasure Factory Co. Ltd.	2,800	25,677
Trend Micro, Inc.	3,300	176,655
Trenders, Inc.	900	6,466
Tri Chemical Laboratories, Inc.	1,200	30,723
Trusco Nakayama Corp.	3,400	58,982
Tsubaki Nakashima Co. Ltd.	5,600	29,072
Tsubakimoto Chain Co.	2,000	57,376
LVIP Dimensional International Core Equity Fund-37

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Tsubakimoto Kogyo Co. Ltd.	400	$18,241
Tsuburaya Fields Holdings, Inc.	2,300	20,749
Tsugami Corp.	3,600	31,021
Tsukada Global Holdings, Inc.	1,600	4,301
Tsukishima Holdings Co. Ltd.	1,500	14,287
Tsukuba Bank Ltd.	14,800	26,031
Tsumura & Co.	5,100	96,086
Tsuruha Holdings, Inc.	2,700	247,500
Tsuzuki Denki Co. Ltd.	1,300	20,763
UACJ Corp.	3,200	87,376
UBE Corp.	9,000	146,170
Ubicom Holdings, Inc.	500	5,918
Uchida Yoko Co. Ltd.	700	34,156
Ultrafabrics Holdings Co. Ltd.	1,200	9,974
Ulvac, Inc.	2,600	124,247
Unicharm Corp.	4,300	155,471
Union Tool Co.	400	9,475
Unipres Corp.	3,000	20,277
United Arrows Ltd.	1,700	22,763
United Super Markets Holdings, Inc.	4,800	34,621
UNITED, Inc.	1,400	8,936
†Unitika Ltd.	8,100	9,996
Universal Entertainment Corp.	2,400	39,149
Urbanet Corp. Co. Ltd.	5,600	15,728
Usen-Next Holdings Co. Ltd.	2,100	59,947
Ushio, Inc.	8,100	116,359
USS Co. Ltd.	8,100	162,919
†UT Group Co. Ltd.	1,900	32,933
†UUUM Co. Ltd.	1,300	4,001
V Technology Co. Ltd.	600	12,098
Valor Holdings Co. Ltd.	3,000	51,936
Valqua Ltd.	1,300	38,216
Value HR Co. Ltd.	1,600	17,521
ValueCommerce Co. Ltd.	1,200	12,485
Vector, Inc.	2,500	20,106
Vertex Corp.	2,100	23,770
†Vision, Inc.	2,200	19,191
†Visional, Inc.	1,400	89,163
Vital KSK Holdings, Inc.	4,200	31,098
VT Holdings Co. Ltd.	7,200	26,400
Wacoal Holdings Corp.	3,000	71,277
Wacom Co. Ltd.	8,300	38,674
Wakachiku Construction Co. Ltd.	1,500	31,457
Wakita & Co. Ltd.	3,800	43,121
Warabeya Nichiyo Holdings Co. Ltd.	1,300	31,578
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Watahan & Co. Ltd.	1,000	$10,071
Wavelock Holdings Co. Ltd.	1,500	6,691
WDB Holdings Co. Ltd.	1,300	20,404
Weathernews, Inc.	300	11,511
Welbe, Inc.	1,100	6,148
Welcia Holdings Co. Ltd.	5,700	99,689
West Holdings Corp.	2,028	44,371
West Japan Railway Co.	3,900	162,666
Will Group, Inc.	1,900	15,577
WingArc1st, Inc.	1,200	26,170
WIN-Partners Co. Ltd.	1,200	10,179
Wood One Co. Ltd.	1,400	9,919
Workman Co. Ltd.	1,300	38,355
World Co. Ltd.	1,700	20,255
World Holdings Co. Ltd.	800	15,478
Xebio Holdings Co. Ltd.	2,000	13,560
Yagi & Co. Ltd.	500	5,489
Yahagi Construction Co. Ltd.	1,500	14,372
Yakult Honsha Co. Ltd.	3,000	67,383
YAKUODO Holdings Co. Ltd.	1,100	21,235
YAMABIKO Corp.	2,500	26,525
YAMADA Consulting Group Co. Ltd.	500	6,067
Yamada Holdings Co. Ltd.	42,400	131,831
Yamae Group Holdings Co. Ltd.	1,000	27,092
Yamagata Bank Ltd.	1,900	14,391
Yamaguchi Financial Group, Inc.	18,000	161,298
Yamaha Corp.	4,200	97,017
Yamaha Motor Co. Ltd.	52,500	468,963
Yamaichi Electronics Co. Ltd.	1,500	20,596
YA-MAN Ltd.	2,700	19,264
Yamanashi Chuo Bank Ltd.	2,800	33,382
Yamatane Corp.	900	15,721
Yamato Holdings Co. Ltd.	4,000	73,915
Yamaya Corp.	400	8,638
Yamazaki Baking Co. Ltd.	2,100	47,898
Yamazen Corp.	4,900	41,459
Yaoko Co. Ltd.	1,300	74,395
Yashima Denki Co. Ltd.	1,300	12,207
Yaskawa Electric Corp.	4,700	196,333
Yasunaga Corp.	500	2,277
Yellow Hat Ltd.	2,500	31,294
Yokogawa Bridge Holdings Corp.	2,700	48,581
Yokogawa Electric Corp.	2,800	53,399
Yokohama Rubber Co. Ltd.	10,400	238,462
Yokorei Co. Ltd.	3,900	29,015
Yokowo Co. Ltd.	1,800	18,191
Yondenko Corp.	1,400	31,277
Yondoshi Holdings, Inc.	1,300	18,689
LVIP Dimensional International Core Equity Fund-38

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Yonex Co. Ltd.	1,800	$17,081
Yorozu Corp.	1,000	5,879
†Yoshimura Food Holdings KK	2,600	19,214
Yoshinoya Holdings Co. Ltd.	2,900	65,918
Yotai Refractories Co. Ltd.	2,700	28,666
Yuasa Trading Co. Ltd.	1,300	43,702
Yukiguni Maitake Co. Ltd.	1,100	7,294
Yurtec Corp.	3,400	27,104
Yushin Precision Equipment Co. Ltd.	1,300	6,150
Zenrin Co. Ltd.	1,700	10,538
Zensho Holdings Co. Ltd.	3,469	181,790
Zeon Corp.	8,400	78,072
ZERIA Pharmaceutical Co. Ltd.	2,800	40,054
ZIGExN Co. Ltd.	7,100	26,738
ZOZO, Inc.	3,900	87,819
Zuiko Corp.	2,100	26,868
		119,253,911
Jersey–0.05%
†Arcadium Lithium PLC	14,245	108,818
Centamin PLC	111,734	141,995
		250,813
Jordan–0.04%
Hikma Pharmaceuticals PLC	8,975	204,661
		204,661
Luxembourg–0.29%
ArcelorMittal SA	2,736	77,549
B&S Group SARL	1,049	4,279
Befesa SA	1,602	62,252
Eurofins Scientific SE	7,177	467,302
†Grand City Properties SA	5,669	63,710
†Millicom International Cellular SA SDR	15,660	279,863
RTL Group SA	2,878	111,074
SES SA	30,970	203,769
Shurgard Self Storage Ltd.	471	23,325
Stabilus SE	1,672	113,886
Sword Group	504	22,172
Tenaris SA	3,265	56,751
Tenaris SA ADR	2,775	96,459
		1,582,391
Macau–0.02%
†MECOM Power & Construction Ltd.	139,500	5,359
†MGM China Holdings Ltd.	12,000	15,230
†Sands China Ltd.	21,600	63,208
		83,797
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Malta–0.00%
†Catena Media PLC	2,663	$3,269
		3,269
Mexico–0.01%
Fresnillo PLC	7,677	58,165
		58,165
Mongolia–0.01%
†Mongolian Mining Corp.	48,000	46,165
		46,165
Netherlands–3.65%
Aalberts NV	7,864	340,834
ABN AMRO Bank NV GDR	16,343	245,189
Acomo NV	1,224	23,701
†Adyen NV	240	309,088
Aegon Ltd.	95,395	552,613
Akzo Nobel NV	4,299	355,087
†Alfen NV	625	41,591
AMG Critical Materials NV	2,276	57,337
Aperam SA	4,446	161,380
Arcadis NV	5,248	282,956
ArcelorMittal SA	16,495	468,293
†Argenx SE ADR	230	87,499
ASM International NV	1,127	584,689
ASML Holding NV	5,601	4,233,963
ASR Nederland NV	11,420	538,324
†Basic-Fit NV	1,929	59,967
BE Semiconductor Industries NV	2,420	364,534
Brunel International NV	2,490	30,732
Corbion NV	4,563	97,623
CTP NV	1,617	27,276
Euronext NV	4,249	368,922
Ferrovial SE	2,639	96,198
Flow Traders Ltd.	2,176	43,143
ForFarmers NV	2,935	7,711
†Fugro NV	7,464	142,880
Heineken NV	2,825	286,730
IMCD NV	2,882	501,259
ING Groep NV	39,983	597,027
JDE Peet's NV	2,667	71,722
†Just Eat Takeaway.com NV	6,701	103,428
Kendrion NV	1,631	21,751
Koninklijke Ahold Delhaize NV	35,215	1,011,349
Koninklijke BAM Groep NV	25,123	67,062
Koninklijke Heijmans NV	1,784	23,870
Koninklijke KPN NV	134,710	463,688
†Koninklijke Philips NV	20,525	478,705
Koninklijke Vopak NV	4,694	157,738
†Lucas Bols NV	970	19,275
Nedap NV	289	20,419
NN Group NV	10,182	401,845
OCI NV	7,368	213,434
LVIP Dimensional International Core Equity Fund-39

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Netherlands (continued)
†Pharming Group NV	49,651	$56,511
PostNL NV	26,557	41,426
†Prosus NV	12,034	358,494
†Qiagen NV	4,986	216,596
Randstad NV	7,918	495,794
SBM Offshore NV	11,930	163,968
†SIF Holding NV	1,080	12,447
Signify NV	9,354	313,095
Sligro Food Group NV	1,675	29,327
Stellantis NV	82,000	1,914,450
TKH Group NV	3,347	145,949
†TomTom NV	3,375	23,789
Universal Music Group NV	12,134	345,734
Van Lanschot Kempen NV	3,092	96,088
Wolters Kluwer NV	9,908	1,407,713
		19,582,213
New Zealand–0.33%
†a2 Milk Co. Ltd.	10,828	31,487
Air New Zealand Ltd.	113,751	45,661
Arvida Group Ltd.	28,824	20,043
Auckland International Airport Ltd.	14,862	82,676
Briscoe Group Ltd.	2,316	6,544
Channel Infrastructure NZ Ltd.	12,916	11,839
Chorus Ltd.	42,566	211,498
Contact Energy Ltd.	15,114	76,530
EBOS Group Ltd.	2,018	45,287
Fisher & Paykel Healthcare Corp. Ltd.	6,410	95,629
Fletcher Building Ltd.	39,099	118,145
Freightways Group Ltd.	11,086	59,568
Genesis Energy Ltd.	27,615	43,729
†Gentrack Group Ltd.	3,379	14,141
Hallenstein Glasson Holdings Ltd.	5,127	16,853
Heartland Group Holdings Ltd.	39,545	36,998
Infratil Ltd.	10,382	65,827
KMD Brands Ltd.	50,540	23,962
Mainfreight Ltd.	1,406	61,594
Manawa Energy Ltd.	2,009	5,448
Mercury NZ Ltd.	6,068	25,317
Meridian Energy Ltd.	8,860	31,029
NZX Ltd.	19,427	13,386
Oceania Healthcare Ltd.	44,072	21,174
†Pacific Edge Ltd.	16,563	1,225
PGG Wrightson Ltd.	3,482	7,484
Port of Tauranga Ltd.	6,064	21,467
Rakon Ltd.	8,848	6,880
Restaurant Brands New Zealand Ltd.	1,312	3,301
†Ryman Healthcare Ltd.	16,047	59,850
Sanford Ltd.	3,824	9,790
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
New Zealand (continued)
Scales Corp. Ltd.	10,942	$23,864
Skellerup Holdings Ltd.	11,414	36,365
SKY Network Television Ltd.	10,160	17,726
SKYCITY Entertainment Group Ltd.	54,815	63,065
Spark New Zealand Ltd.	29,972	98,144
Steel & Tube Holdings Ltd.	4,332	2,958
Summerset Group Holdings Ltd.	17,628	114,221
†Synlait Milk Ltd.	5,619	3,374
Tourism Holdings Ltd.	5,450	13,264
TOWER Ltd.	23,715	9,145
Vector Ltd.	4,460	10,516
†Vista Group International Ltd.	10,648	11,106
Warehouse Group Ltd.	6,110	6,219
†Xero Ltd.	1,055	80,736
		1,765,065
Norway–0.81%
ABG Sundal Collier Holding ASA	35,090	23,486
†Adevinta ASA	5,429	60,062
AF Gruppen ASA	1,402	17,139
†Akastor ASA	6,130	7,035
Aker ASA Class A	331	21,698
†Aker BioMarine ASA	1,763	7,982
Aker BP ASA	9,163	266,505
†Aker Carbon Capture ASA	4,619	6,174
Aker Solutions ASA	13,328	55,123
AMSC ASA	4,751	12,579
Atea ASA	6,074	77,241
Austevoll Seafood ASA	3,325	24,267
Avance Gas Holding Ltd.	2,032	29,920
Bakkafrost P	535	28,014
Belships ASA	13,155	23,798
†Bluenord ASA	1,745	85,447
Bonheur ASA	1,345	32,037
Borregaard ASA	3,491	58,894
Bouvet ASA	3,710	22,238
†BW Energy Ltd.	2,312	6,144
BW Offshore Ltd.	8,430	18,603
†Cloudberry Clean Energy ASA	18,751	21,335
†Crayon Group Holding ASA	2,065	17,215
DNB Bank ASA	12,986	276,083
DNO ASA	52,313	51,850
Elkem ASA	27,481	57,235
Elopak ASA	4,472	13,227
Equinor ASA	20,483	649,475
Europris ASA	12,413	93,770
Frontline PLC	6,209	123,998
Gjensidige Forsikring ASA	2,038	37,611
Golden Ocean Group Ltd.	8,688	84,161
LVIP Dimensional International Core Equity Fund-40

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Norway (continued)
Grieg Seafood ASA	2,256	$15,166
†Hexagon Composites ASA	6,210	17,652
†Hexagon Purus ASA	2,131	2,336
Hoegh Autoliners ASA	4,990	45,308
Kid ASA	946	10,913
Kitron ASA	5,845	19,273
†Kongsberg Automotive ASA	79,968	16,135
Kongsberg Gruppen ASA	886	40,585
Leroy Seafood Group ASA	7,631	31,426
†LINK Mobility Group Holding ASA	7,989	14,280
Medistim ASA	229	4,823
†Morrow Bank ASA	13,708	5,262
Mowi ASA	4,887	87,544
MPC Container Ships ASA	13,453	17,644
†NEL ASA	12,155	8,243
†Nordic Semiconductor ASA	1,603	19,880
Norsk Hydro ASA	28,068	188,964
Norske Skog ASA	2,906	11,841
†Norwegian Air Shuttle ASA	19,708	20,794
†NRC Group ASA	7,481	7,879
Odfjell Drilling Ltd.	10,099	39,164
Odfjell SE Class A	1,261	14,459
OKEA ASA	5,631	14,743
Orkla ASA	6,595	51,177
†Otello Corp. ASA	3,565	2,779
Pareto Bank ASA	2,045	10,849
†Pexip Holding ASA	6,539	16,669
†PGS ASA	58,875	49,639
Protector Forsikring ASA	2,334	41,351
Salmar ASA	683	38,264
Sandnes Sparebank	1,014	9,122
†SATS ASA	6,805	10,154
Scatec ASA	7,755	62,705
Schibsted ASA Class A	1,749	50,370
Schibsted ASA Class B	3,016	82,110
Selvaag Bolig ASA	3,629	11,823
†Siem Offshore, Inc.	8,784	23,862
Sparebank 1 Oestlandet	1,833	23,923
SpareBank 1 Sorost-Norge	3,572	22,501
SpareBank 1 SR-Bank ASA	7,487	94,988
Sparebanken More	3,012	24,903
Stolt-Nielsen Ltd.	1,310	40,164
Storebrand ASA	22,849	202,494
Telenor ASA	8,136	93,373
TGS ASA	7,420	96,549
TOMRA Systems ASA	2,960	35,966
Var Energi ASA	4,938	15,631
Veidekke ASA	7,146	71,883
Wallenius Wilhelmsen ASA	6,016	52,700
†XXL ASA	41,205	3,833
Yara International ASA	4,019	142,882
		4,347,324
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Philippines–0.01%
Del Monte Pacific Ltd.	48,800	$4,770
†TELUS International CDA, Inc.	3,104	26,632
		31,402
Poland–0.03%
†InPost SA	9,816	135,617
		135,617
Portugal–0.30%
Altri SGPS SA	6,939	35,237
†Banco Comercial Portugues SA Class R	698,928	211,722
Corticeira Amorim SGPS SA	735	7,416
CTT-Correios de Portugal SA	4,552	17,538
EDP - Energias de Portugal SA	39,725	199,757
EDP Renovaveis SA	4,961	101,456
Galp Energia SGPS SA	39,638	583,737
†Greenvolt-Energias Renovaveis SA	2,443	22,061
Jeronimo Martins SGPS SA	6,392	162,581
Mota-Engil SGPS SA	7,497	32,774
Navigator Co. SA	16,490	64,588
NOS SGPS SA	20,804	73,493
REN - Redes Energeticas Nacionais SGPS SA	15,882	40,764
Sonae SGPS SA	61,884	61,793
		1,614,917
Singapore–1.06%
AEM Holdings Ltd.	20,400	53,483
Aztech Global Ltd.	15,800	11,134
†Banyan Tree Holdings Ltd.	48,800	12,757
†Best World International Ltd.	5,336	6,954
Bukit Sembawang Estates Ltd.	10,600	28,352
BW LPG Ltd.	9,135	136,037
CapitaLand Investment Ltd.	46,900	112,297
China Aviation Oil Singapore Corp. Ltd.	34,700	23,006
China Sunsine Chemical Holdings Ltd.	31,000	9,278
City Developments Ltd.	32,300	162,754
ComfortDelGro Corp. Ltd.	109,800	116,477
†COSCO Shipping International Singapore Co. Ltd.	91,400	9,142
CSE Global Ltd.	16,400	5,343
DBS Group Holdings Ltd.	30,895	782,119
Delfi Ltd.	22,000	18,670
LVIP Dimensional International Core Equity Fund-41

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
DFI Retail Group Holdings Ltd.	24,600	$59,040
Dyna-Mac Holdings Ltd.	55,100	13,986
=†Ezion Holdings Ltd.	288,390	0
Far East Orchard Ltd.	21,691	16,600
First Resources Ltd.	41,400	44,858
Food Empire Holdings Ltd.	18,200	15,583
Frasers Property Ltd.	33,300	22,330
Frencken Group Ltd.	21,400	21,891
Fu Yu Corp. Ltd.	30,400	3,616
Genting Singapore Ltd.	49,500	37,507
Geo Energy Resources Ltd.	109,100	28,934
Golden Agri-Resources Ltd.	512,000	100,868
Great Eastern Holdings Ltd.	2,900	38,674
GuocoLand Ltd.	27,500	30,839
Hafnia Ltd.	7,521	51,966
Ho Bee Land Ltd.	12,200	16,362
Hong Fok Corp. Ltd.	19,800	13,653
Hong Leong Asia Ltd.	17,600	8,135
Hotel Grand Central Ltd.	19,945	12,241
Hour Glass Ltd.	21,300	26,791
Hutchison Port Holdings Trust	478,100	70,759
=†Hyflux Ltd.	16,000	0
iFAST Corp. Ltd.	6,500	40,436
Indofood Agri Resources Ltd.	26,500	6,024
Japfa Ltd.	41,800	6,968
Keppel Corp. Ltd.	33,400	178,926
Keppel Infrastructure Trust	193,846	73,440
Keppel REIT	6,680	4,707
=†Midas Holdings Ltd.	143,100	0
†Mm2 Asia Ltd.	118,600	2,786
Nanofilm Technologies International Ltd.	17,800	12,341
Netlink NBN Trust	101,100	64,349
Olam Group Ltd.	52,900	41,687
OUE Ltd.	20,900	19,004
Oversea-Chinese Banking Corp. Ltd.	42,913	422,708
†Oxley Holdings Ltd.	104,878	8,026
Propnex Ltd.	16,800	11,839
Q&M Dental Group Singapore Ltd.	30,500	5,893
QAF Ltd.	12,400	7,658
Raffles Medical Group Ltd.	63,213	51,730
†SATS Ltd.	15,611	32,529
SBS Transit Ltd.	4,800	9,711
†Seatrium Ltd.	2,044,840	182,831
Sembcorp Industries Ltd.	50,700	203,991
Sheng Siong Group Ltd.	38,200	46,312
SIA Engineering Co. Ltd.	9,600	17,240
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Singapore (continued)
SIIC Environment Holdings Ltd.	68,260	$9,827
Silverlake Axis Ltd.	35,500	7,532
Sinarmas Land Ltd.	50,600	6,940
Singapore Airlines Ltd.	75,550	375,532
Singapore Exchange Ltd.	33,100	246,541
Singapore Land Group Ltd.	14,500	21,864
Singapore Technologies Engineering Ltd.	49,000	144,429
Singapore Telecommunications Ltd.	14,600	27,325
Stamford Land Corp. Ltd.	89,838	26,548
StarHub Ltd.	49,400	41,549
Thomson Medical Group Ltd.	181,300	8,380
Tuan Sing Holdings Ltd.	55,645	11,806
UMS Holdings Ltd.	34,531	35,061
United Overseas Bank Ltd.	29,362	632,960
UOB-Kay Hian Holdings Ltd.	41,330	41,964
UOL Group Ltd.	22,100	105,162
Venture Corp. Ltd.	14,900	153,657
Vicom Ltd.	4,200	4,551
Wilmar International Ltd.	67,000	181,239
Wing Tai Holdings Ltd.	34,200	33,429
		5,689,868
South Africa–0.00%
†Petra Diamonds Ltd.	9,008	8,037
		8,037
Spain–2.52%
Acciona SA	1,767	260,026
Acerinox SA	11,573	136,129
ACS Actividades de Construccion y Servicios SA	10,747	476,464
Aedas Homes SA	568	11,425
Aena SME SA	1,816	328,983
Almirall SA	4,210	39,156
Amadeus IT Group SA	10,896	780,418
†Amper SA	108,771	10,039
Applus Services SA	8,262	91,208
Atresmedia Corp. de Medios de Comunicacion SA	9,361	37,141
Banco Bilbao Vizcaya Argentaria SA	107,103	972,612
Banco Bilbao Vizcaya Argentaria SA ADR	99,375	905,306
Banco de Sabadell SA	427,409	525,156
Banco Santander SA	260,971	1,088,870
Bankinter SA	45,896	293,665
CaixaBank SA	82,541	339,517
†Cellnex Telecom SA	5,687	223,879
LVIP Dimensional International Core Equity Fund-42

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
Cia de Distribucion Integral Logista Holdings SA	4,601	$124,341
CIE Automotive SA	3,832	108,804
Construcciones y Auxiliar de Ferrocarriles SA	1,158	41,675
Corp. ACCIONA Energias Renovables SA	1,127	34,936
†Distribuidora Internacional de Alimentacion SA	883,558	11,510
Ebro Foods SA	4,342	74,393
†eDreams ODIGEO SA	3,178	26,909
Elecnor SA	2,740	59,135
Enagas SA	15,887	267,725
Ence Energia y Celulosa SA	6,937	21,688
Endesa SA	10,378	211,492
Ercros SA	10,000	29,144
Faes Farma SA	24,429	85,220
Fluidra SA	2,435	50,671
Gestamp Automocion SA	15,571	60,301
Global Dominion Access SA	7,450	27,634
†Grifols SA	10,130	172,834
Grupo Catalana Occidente SA	2,582	88,077
Iberdrola SA	46,114	604,273
Iberpapel Gestion SA	881	17,507
Indra Sistemas SA	10,647	164,553
Industria de Diseno Textil SA	15,125	658,372
Laboratorios Farmaceuticos Rovi SA	1,704	113,244
Linea Directa Aseguradora SA Cia de Seguros y Reaseguros	29,773	27,971
Mapfre SA	89,119	191,158
†Melia Hotels International SA	10,355	68,131
Miquel y Costas & Miquel SA	1,868	24,293
Naturgy Energy Group SA	3,078	91,745
Neinor Homes SA	1,873	21,835
†Obrascon Huarte Lain SA	17,936	8,902
Pharma Mar SA	742	33,650
†Promotora de Informaciones SA Class A	23,606	7,557
Prosegur Cash SA	15,085	8,943
Prosegur Compania de Seguridad SA	21,566	41,902
Realia Business SA	11,794	13,801
Redeia Corp. SA	16,123	265,383
Repsol SA	89,379	1,327,111
Sacyr SA	35,213	121,518
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Spain (continued)
†Solaria Energia y Medio Ambiente SA	6,187	$127,109
†Tecnicas Reunidas SA	2,338	21,552
Telefonica SA	279,650	1,091,015
Telefonica SA ADR	12,448	48,547
Tubacex SA	8,167	31,556
Unicaja Banco SA	109,754	107,835
Vidrala SA	1,320	136,687
Viscofan SA	2,727	161,361
		13,553,994
Sweden–2.96%
AAK AB	2,626	58,529
AcadeMedia AB	8,341	42,755
AddLife AB Class B	4,272	46,337
Addnode Group AB Class B	5,512	46,616
AddTech AB Class B	8,076	177,277
AFRY AB	4,672	64,711
Alfa Laval AB	2,303	92,110
Alimak Group AB	5,120	41,677
Alleima AB	4,855	36,882
Alligo AB Class B	927	11,397
Ambea AB	5,279	27,531
†Annehem Fastigheter AB Class B	2,992	5,031
AQ Group AB	373	18,750
Arjo AB Class B	13,896	54,283
Assa Abloy AB Class B	4,869	140,141
Atlas Copco AB Class A	36,742	632,217
Atlas Copco AB Class B	20,952	310,352
Atrium Ljungberg AB Class B	1,884	43,186
†Attendo AB	8,480	30,352
Avanza Bank Holding AB	6,020	139,368
Axfood AB	3,690	99,878
BE Group AB	1,666	11,769
Beijer Alma AB	2,835	53,405
Beijer Ref AB	5,248	70,192
Bergman & Beving AB	2,044	37,208
†Besqab AB	2,583	8,144
Betsson AB Class B	9,414	101,270
Bilia AB Class A	7,797	104,052
Billerud Aktiebolag	8,553	86,836
BioGaia AB Class B	1,227	12,311
Biotage AB	1,198	15,881
Bjorn Borg AB	2,586	11,435
Boliden AB	13,195	411,442
†Bonava AB Class B	6,842	8,907
Bravida Holding AB	10,775	86,586
Bufab AB	2,273	87,079
Bulten AB	815	6,464
†Byggmax Group AB	4,180	15,724
†Camurus AB	975	52,007
†Castellum AB	8,026	114,031
Catena AB	1,422	66,461
LVIP Dimensional International Core Equity Fund-43

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Cellavision AB	841	$17,677
Clas Ohlson AB Class B	3,191	49,988
Cloetta AB Class B	16,221	29,463
Concentric AB	2,269	40,404
Coor Service Management Holding AB	6,389	27,631
Corem Property Group AB Class B	20,233	21,304
CTT Systems AB	561	12,737
Dios Fastigheter AB	3,818	32,782
Dometic Group AB	18,128	161,976
†Dustin Group AB	19,168	18,624
Eastnine AB	1,862	31,753
Elanders AB Class B	1,811	17,237
†Electrolux AB Class B	9,837	105,431
Electrolux Professional AB Class B	11,611	63,316
Elekta AB Class B	12,092	98,692
†Eltel AB	11,132	7,395
†Embracer Group AB	3,865	10,483
†Enea AB	1,287	7,222
Ependion AB	1,878	23,386
Epiroc AB Class A	10,326	207,010
Epiroc AB Class B	5,327	93,167
Essity AB Class A	759	18,700
Essity AB Class B	14,599	361,861
Evolution AB	2,495	297,390
Fabege AB	4,072	43,683
Fagerhult Group AB	6,695	43,810
†Fastighets AB Balder Class B	7,896	55,990
†Fastighets AB Trianon Class B	1,416	2,352
FastPartner AB Class A	1,287	8,001
Ferronordic AB	578	4,069
Fortnox AB	12,538	74,934
G5 Entertainment AB	477	7,368
GARO AB	962	4,151
Getinge AB Class B	4,677	104,010
Granges AB	9,560	109,950
H & M Hennes & Mauritz AB Class B	16,057	281,179
Hanza AB	2,312	19,553
Heba Fastighets AB Class B	1,368	4,808
Hemnet Group AB	4,052	96,981
Hexagon AB Class B	14,590	174,961
Hexatronic Group AB	10,753	29,127
Hexpol AB	9,536	115,347
HMS Networks AB	2,098	103,464
Holmen AB Class B	1,974	83,316
Hufvudstaden AB Class A	3,015	42,478
†Humana AB	3,911	10,916
Husqvarna AB Class A	1,491	12,166
Husqvarna AB Class B	11,813	97,188
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
Indutrade AB	6,442	$167,213
Instalco AB	8,466	34,331
Intrum AB	4,424	30,607
INVISIO AB	839	16,271
Inwido AB	6,076	81,447
ITAB Shop Concept AB	1,500	1,800
JM AB	3,305	58,163
Kabe Group AB Class B	418	12,765
†Karnov Group AB	3,802	20,921
Kindred Group PLC SDR	17,043	157,621
KNOW IT AB	1,633	25,355
Lagercrantz Group AB Class B	11,514	154,227
Lifco AB Class B	5,381	131,883
Lime Technologies AB	395	11,612
Lindab International AB	6,964	137,470
Loomis AB	6,231	165,319
†Medcap AB	410	13,719
Medicover AB Class B	3,370	50,152
MEKO AB	2,222	24,101
†Midsona AB Class B	1,338	1,086
MIPS AB	1,517	54,823
†Modern Times Group MTG AB Class B	6,589	56,280
Momentum Group AB	927	11,994
Munters Group AB	4,974	80,631
Mycronic AB	3,321	94,631
NCAB Group AB	7,542	54,774
NCC AB Class B	8,244	102,661
Nederman Holding AB	1,654	29,436
†Net Insight AB Class B	38,456	19,827
New Wave Group AB Class B	8,361	84,455
Nibe Industrier AB Class B	5,130	36,011
†Nobia AB	10,077	10,990
Nokian Renkaat OYJ	10,096	92,039
Nolato AB Class B	16,770	87,956
Nordic Waterproofing Holding AB	2,580	42,053
Nordnet AB publ	5,692	96,503
†Note AB	1,549	22,806
NP3 Fastigheter AB	753	17,395
Nyfosa AB	5,432	51,622
OEM International AB Class B	3,426	35,802
†Orron Energy ab	2,834	2,237
†Ovzon AB	3,666	5,263
†OX2 AB	2,332	12,682
Peab AB Class B	14,960	84,693
Platzer Fastigheter Holding AB Class B	4,133	34,503
†Pricer AB Class B	11,063	8,556
Proact IT Group AB	2,340	21,808
Probi AB	234	4,710
Ratos AB Class B	17,331	61,997
LVIP Dimensional International Core Equity Fund-44

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
†RaySearch Laboratories AB	882	$7,897
Rejlers AB	587	7,129
Resurs Holding AB	8,813	20,866
Rottneros AB	7,980	9,637
Saab AB Class B	1,118	67,350
Sagax AB Class B	2,873	79,017
Samhallsbyggnadsbolaget i Norden AB	23,162	11,629
Samhallsbyggnadsbolaget i Norden AB Class D	8,533	5,118
Sandvik AB	13,617	294,453
Scandi Standard AB	5,314	30,295
†Scandic Hotels Group AB	8,740	40,225
†Sdiptech AB Class B	422	11,288
Sectra AB Class B	6,541	116,902
Securitas AB Class B	19,209	187,747
†Sensys Gatso Group AB	1,884	13,567
†Sinch AB	19,255	71,609
Skandinaviska Enskilda Banken AB Class A	26,850	369,498
Skanska AB Class B	11,350	205,201
SKF AB Class A	1,577	31,740
SKF AB Class B	10,336	206,289
SkiStar AB	2,334	27,700
Solid Forsakring AB	881	5,564
SSAB AB Class A	13,409	101,943
SSAB AB Class B	43,949	336,072
†Stendorren Fastigheter AB	889	16,165
†Stillfront Group AB	48,955	59,070
Svenska Cellulosa AB SCA Class A	1,121	16,649
Svenska Cellulosa AB SCA Class B	9,378	140,493
Svenska Handelsbanken AB Class A	19,294	209,371
Svenska Handelsbanken AB Class B	1,909	24,643
Sweco AB Class B	6,900	92,424
Swedbank AB Class A	9,886	199,268
†Swedish Orphan Biovitrum AB	4,216	111,607
Systemair AB	5,564	43,415
Tele2 AB Class B	26,342	226,019
Telefonaktiebolaget LM Ericsson Class A	2,154	13,625
Telefonaktiebolaget LM Ericsson Class B	88,141	551,512
Telia Co. AB	122,033	311,312
Tethys Oil AB	1,814	7,815
†TF Bank AB	714	12,063
Thule Group AB	2,582	70,271
Trelleborg AB Class B	6,807	227,844
Troax Group AB	3,047	74,800
†Truecaller AB Class B	10,521	36,374
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Sweden (continued)
VBG Group AB Class B	1,159	$27,923
†Viaplay Group AB Class B	2,319	1,190
Vitec Software Group AB Class B	1,204	69,893
Vitrolife AB	4,333	83,644
Volati AB	837	9,211
Volvo AB Class A	7,400	195,894
Volvo AB Class B	48,270	1,252,449
†Volvo Car AB Class B	15,556	50,218
Wallenstam AB Class B	5,579	30,257
Wihlborgs Fastigheter AB	9,872	92,250
		15,897,621
Switzerland–8.34%
ABB Ltd.	36,647	1,625,270
Accelleron Industries AG	5,427	169,447
Adecco Group AG	12,474	612,094
Alcon, Inc.	12,774	997,569
Allreal Holding AG	1,177	210,476
ALSO Holding AG	544	162,349
†Aluflexpack AG	1,925	20,485
†ams-OSRAM AG	76,173	191,463
APG SGA SA	98	21,323
Arbonia AG	5,155	59,025
†Aryzta AG	71,951	132,772
Ascom Holding AG	1,382	13,507
†Autoneum Holding AG	313	50,762
†Avolta AG	6,405	251,920
Baloise Holding AG	3,626	568,226
Banque Cantonale de Geneve	199	53,237
Banque Cantonale Vaudoise	2,070	267,041
Barry Callebaut AG	179	302,005
†Basilea Pharmaceutica AG	729	30,597
Bell Food Group AG	177	53,455
Bellevue Group AG	933	27,179
Berner Kantonalbank AG	447	125,429
BKW AG	1,058	188,064
Bossard Holding AG Class A	510	134,011
Bucher Industries AG	517	217,115
Burckhardt Compression Holding AG	258	155,527
Burkhalter Holding AG	316	34,829
Bystronic AG	97	54,956
Calida Holding AG	290	10,137
Carlo Gavazzi Holding AG	46	17,502
Cembra Money Bank AG	2,651	206,772
Chocoladefabriken Lindt & Spruengli AG	1	121,277
†Cicor Technologies Ltd.	245	14,507
Cie Financiere Richemont SA Class A	6,804	936,405
LVIP Dimensional International Core Equity Fund-45

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Cie Financiere Tradition SA	108	$15,152
Clariant AG	21,439	316,595
Coca-Cola HBC AG	3,303	97,044
Coltene Holding AG	332	28,264
Comet Holding AG	448	141,263
Daetwyler Holding AG	538	124,865
DKSH Holding AG	2,900	201,367
Dormakaba Holding AG	215	116,057
DSM-Firmenich AG	3,790	384,925
EFG International AG	9,157	117,586
Emmi AG	155	167,891
EMS-Chemie Holding AG	65	52,631
Energiedienst Holding AG	556	25,650
Feintool International Holding AG	837	18,053
Fenix Outdoor International AG	263	20,183
Flughafen Zurich AG	1,637	341,784
Forbo Holding AG	87	109,028
Galenica AG	4,335	374,973
†GAM Holding AG	14,490	6,745
Geberit AG	981	628,689
Georg Fischer AG	6,060	440,243
Givaudan SA	137	567,514
Glencore PLC	352,715	2,122,506
†Gurit Holding AG Class BR	240	23,285
Helvetia Holding AG	2,865	394,808
†HOCHDORF Holding AG	78	1,437
Holcim AG	13,361	1,048,800
Huber & Suhner AG	1,300	105,107
Hypothekarbank Lenzburg AG	7	34,124
Implenia AG	1,019	36,953
†Ina Invest Holding AG	203	4,212
Inficon Holding AG	151	216,522
Interroll Holding AG	25	79,365
Intershop Holding AG	54	39,486
Investis Holding SA	307	35,626
Julius Baer Group Ltd.	12,398	695,043
Jungfraubahn Holding AG	551	104,821
Kardex Holding AG	449	116,381
Komax Holding AG	334	79,623
†Kudelski SA	1,531	2,203
Kuehne & Nagel International AG	1,883	648,824
Landis+Gyr Group AG	1,668	150,726
LEM Holding SA	42	103,620
Liechtensteinische Landesbank AG	961	75,527
Logitech International SA	3,038	288,306
Lonza Group AG	1,316	553,438
Luzerner Kantonalbank AG	1,656	141,766
Medacta Group SA	449	67,052
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Medmix AG	1,270	$28,690
Metall Zug AG Class B	22	39,891
Mobilezone Holding AG	3,672	59,901
Mobimo Holding AG	595	184,644
Nestle SA	39,065	4,529,134
Novartis AG	17,714	1,787,512
Novartis AG ADR	9,322	941,242
Novavest Real Estate AG	237	10,257
OC Oerlikon Corp. AG	14,129	63,770
†Orascom Development Holding AG	824	4,703
Orior AG	492	42,177
Partners Group Holding AG	650	937,459
†Peach Property Group AG	389	5,310
†Phoenix Mecano AG	34	17,545
Plazza AG Class A	93	33,173
PSP Swiss Property AG	2,046	286,082
Rieter Holding AG	353	37,816
Roche Holding AG	11,581	3,375,773
Romande Energie Holding SA	625	40,872
†Sandoz Group AG	13,087	421,062
†Sandoz Group AG ADR	3,071	98,303
Schindler Holding AG	897	212,772
Schweiter Technologies AG	88	54,304
†Sensirion Holding AG	798	79,131
SFS Group AG	1,485	183,981
SGS SA	4,750	409,684
Siegfried Holding AG	367	375,051
†Siemens Energy AG	15,490	205,202
SIG Group AG	16,180	372,253
Sika AG	1,042	339,094
Softwareone Holding AG	7,974	155,489
Sonova Holding AG	1,791	584,330
St Galler Kantonalbank AG	243	142,006
Stadler Rail AG	3,244	116,792
STMicroelectronics NV	14,806	739,533
Straumann Holding AG	1,952	314,715
Sulzer AG	1,270	129,710
Swatch Group AG	3,499	411,904
Swiss Life Holding AG	969	672,845
Swiss Prime Site AG	6,112	652,950
Swiss Re AG	7,071	794,999
†Swiss Steel Holding AG	99,178	9,870
Swisscom AG	1,485	893,419
Swissquote Group Holding SA	868	211,156
Temenos AG	4,312	401,028
TX Group AG	202	29,013
u-blox Holding AG	564	66,992
UBS Group AG	44,463	1,375,838
Valiant Holding AG	1,418	160,843
VAT Group AG	1,280	641,484
LVIP Dimensional International Core Equity Fund-46

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Switzerland (continued)
Vaudoise Assurances Holding SA	70	$36,621
Vetropack Holding AG	950	44,165
Vontobel Holding AG	2,352	152,410
VP Bank AG Class A	349	36,350
†V-ZUG Holding AG	220	16,950
Walliser Kantonalbank	94	12,182
Warteck Invest AG	8	17,597
Ypsomed Holding AG	215	77,457
Zehnder Group AG	646	41,093
Zug Estates Holding AG Class B	24	45,800
Zuger Kantonalbank AG	9	80,899
Zurich Insurance Group AG	1,999	1,044,837
		44,790,861
Taiwan–0.00%
†FIT Hon Teng Ltd.	117,000	17,681
		17,681
United Arab Emirates–0.01%
†Borr Drilling Ltd.	2,631	19,364
=†NMC Health PLC	2,337	0
†Shelf Drilling Ltd.	6,266	17,886
		37,250
United Kingdom–11.62%
4imprint Group PLC	2,541	148,017
†888 Holdings PLC	14,760	17,977
†Accesso Technology Group PLC	1,549	11,412
Admiral Group PLC	8,520	291,483
AG Barr PLC	6,257	40,914
Airtel Africa PLC	62,037	102,956
AJ Bell PLC	20,836	83,128
Alfa Financial Software Holdings PLC	4,940	8,815
Allfunds Group PLC	11,831	83,916
Alliance Pharma PLC	27,699	14,299
Anglo American PLC	27,414	688,592
†Ascential PLC	18,868	70,563
Ashmore Group PLC	20,103	57,091
Ashtead Group PLC	13,876	966,066
†ASOS PLC	2,441	13,245
Associated British Foods PLC	8,573	258,656
†Aston Martin Lagonda Global Holdings PLC	4,044	11,629
AstraZeneca PLC	2,554	345,078
AstraZeneca PLC ADR	25,133	1,692,708
Auto Trader Group PLC	44,810	412,043
Aviva PLC	80,505	446,070
Avon Rubber PLC	1,962	21,257
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
B&M European Value Retail SA	48,122	$343,619
Babcock International Group PLC	42,799	215,487
BAE Systems PLC	19,509	276,150
Bakkavor Group PLC	16,224	16,751
Balfour Beatty PLC	37,881	159,920
Bank of Georgia Group PLC	3,870	196,083
Barclays PLC	289,426	567,320
Barclays PLC ADR	25,960	204,565
Barratt Developments PLC	58,404	418,826
Beazley PLC	20,261	134,810
Begbies Traynor Group PLC	6,705	9,999
Bellway PLC	10,220	334,531
Berkeley Group Holdings PLC	5,368	320,768
Bloomsbury Publishing PLC	5,977	35,807
Bodycote PLC	13,509	102,368
†Boohoo Group PLC	35,966	18,801
BP PLC	284,253	1,688,969
BP PLC ADR	49,288	1,744,795
†Braemar PLC	3,535	12,391
Breedon Group PLC	10,088	46,548
British American Tobacco PLC	24,554	718,440
British American Tobacco PLC ADR	4,745	138,981
Britvic PLC	20,631	221,029
BT Group PLC	477,604	752,450
Bunzl PLC	4,747	193,019
Burberry Group PLC	12,699	229,205
Bytes Technology Group PLC	15,877	123,854
Camellia PLC	76	4,495
†Capita PLC	105,348	29,542
†Card Factory PLC	28,435	39,072
†Carnival PLC	1,149	19,230
†Carnival PLC ADR	2,117	35,693
Carr's Group PLC	4,050	5,193
Central Asia Metals PLC	13,232	30,494
Centrica PLC	397,544	712,715
Chemring Group PLC	20,014	89,416
Chesnara PLC	13,328	44,425
Clarkson PLC	579	23,358
Close Brothers Group PLC	12,123	122,693
CMC Markets PLC	11,645	15,585
Coats Group PLC	84,286	83,155
Coca-Cola Europacific Partners PLC	5,883	390,971
Compass Group PLC	13,557	370,838
Computacenter PLC	6,315	224,740
ConvaTec Group PLC	44,821	139,514
LVIP Dimensional International Core Equity Fund-47

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Costain Group PLC	7,704	$6,226
Cranswick PLC	2,938	142,607
Crest Nicholson Holdings PLC	28,366	78,532
Croda International PLC	2,019	129,963
†Currys PLC	84,982	54,703
CVS Group PLC	4,289	92,009
†Darktrace PLC	6,819	31,873
†De La Rue PLC	5,613	6,174
†Deliveroo PLC	23,041	37,475
DFS Furniture PLC	17,021	26,425
Diageo PLC	15,003	546,169
Diageo PLC ADR	4,469	650,955
Diploma PLC	2,403	109,716
†Direct Line Insurance Group PLC	100,129	232,222
DiscoverIE Group PLC	4,227	42,565
Domino's Pizza Group PLC	23,734	113,992
Dotdigital Group PLC	7,254	9,145
Dowlais Group PLC	58,441	79,595
Dr Martens PLC	29,668	33,505
Drax Group PLC	31,091	194,069
DS Smith PLC	92,410	361,970
Dunelm Group PLC	9,635	134,725
†EasyJet PLC	15,233	99,025
EKF Diagnostics Holdings PLC	5,002	2,018
†Elementis PLC	50,751	82,544
Endeavour Mining PLC	10,724	240,937
Energean PLC	11,203	149,082
†EnQuest PLC	185,362	35,630
Epwin Group PLC	9,797	10,178
†Esken Ltd.	7,351	113
Essentra PLC	15,514	33,538
=†πEvraz PLC	20,000	0
Experian PLC	16,112	657,600
FDM Group Holdings PLC	7,488	43,762
†Ferrexpo PLC	6,844	7,873
Fevertree Drinks PLC	3,109	41,571
Firstgroup PLC	55,434	123,653
FLEX LNG Ltd.	843	24,759
Forterra PLC	15,583	35,118
Foxtons Group PLC	30,068	17,630
†Frasers Group PLC	13,998	162,456
†Frontier Developments PLC	992	1,659
Fuller Smith & Turner PLC Class A	2,606	21,658
Future PLC	3,739	37,913
Galliford Try Holdings PLC	7,192	20,626
Games Workshop Group PLC	2,676	336,662
Gamma Communications PLC	4,520	64,874
GB Group PLC	7,865	27,469
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Gem Diamonds Ltd.	5,209	$881
Genel Energy PLC	15,768	15,416
Genuit Group PLC	10,895	56,035
†Georgia Capital PLC	2,757	35,915
Gooch & Housego PLC	1,112	8,434
Goodwin PLC	187	13,729
Grainger PLC	57,793	194,773
†Greencore Group PLC	40,405	49,674
Greggs PLC	10,010	331,996
GSK PLC	25,395	469,426
Gulf Keystone Petroleum Ltd.	21,757	35,803
†Gym Group PLC	10,516	14,235
H&T Group PLC	1,906	10,495
Haleon PLC	22,752	93,281
Haleon PLC ADR	14,959	123,113
Halfords Group PLC	18,444	46,855
Halma PLC	5,446	158,549
Harbour Energy PLC	18,291	71,949
Hargreaves Lansdown PLC	21,283	199,122
Harworth Group PLC	15,020	23,261
Hays PLC	93,860	130,645
Headlam Group PLC	2,792	7,687
Helical PLC	8,670	24,478
†Helios Towers PLC	56,888	64,536
Henry Boot PLC	9,398	24,917
Hill & Smith PLC	3,711	90,253
Hilton Food Group PLC	5,422	55,289
Hiscox Ltd.	16,218	217,886
†Hochschild Mining PLC	22,075	30,136
Hollywood Bowl Group PLC	11,183	43,618
Howden Joinery Group PLC	41,576	431,166
HSBC Holdings PLC ADR	45,417	1,841,205
HSBC Holdings PLC (London Shares)	30,517	247,200
Hunting PLC	13,315	50,152
Ibstock PLC	28,431	54,903
IMI PLC	20,054	430,461
Impax Asset Management Group PLC	5,561	38,986
Imperial Brands PLC	29,271	674,010
Inchcape PLC	24,633	224,656
†Indivior PLC	11,618	175,485
Informa PLC	29,384	292,593
IntegraFin Holdings PLC	14,064	54,354
InterContinental Hotels Group PLC	412	37,234
InterContinental Hotels Group PLC ADR	3,029	276,184
†International Consolidated Airlines Group SA	7,894	15,596
†International Distributions Services PLC	77,199	267,751
LVIP Dimensional International Core Equity Fund-48

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Intertek Group PLC	8,390	$454,081
Investec PLC	34,320	232,641
Iomart Group PLC	7,195	13,977
†IQE PLC	58,773	18,354
ITV PLC	310,536	250,478
†IWG PLC	61,700	148,877
†J D Wetherspoon PLC	4,879	50,405
J Sainsbury PLC	116,451	449,162
†James Fisher & Sons PLC	3,307	12,983
James Halstead PLC	11,698	30,418
JD Sports Fashion PLC	100,803	213,227
JET2 PLC	4,940	78,647
†John Wood Group PLC	59,570	130,677
Johnson Matthey PLC	11,170	241,687
Johnson Service Group PLC	23,518	42,448
Jupiter Fund Management PLC	34,225	40,746
Just Group PLC	86,034	94,201
Kainos Group PLC	5,993	85,480
Keller Group PLC	6,436	72,192
†Kier Group PLC	20,024	27,361
†Kin & Carta PLC	6,598	11,152
Kingfisher PLC	132,096	409,659
Lancashire Holdings Ltd.	17,047	135,589
Legal & General Group PLC	155,147	496,571
Liontrust Asset Management PLC	3,379	27,134
Lloyds Banking Group PLC	725,888	441,438
Lloyds Banking Group PLC ADR	169,630	405,416
London Stock Exchange Group PLC	2,963	350,259
LSL Property Services PLC	6,396	21,034
Luceco PLC	14,452	22,842
Macfarlane Group PLC	14,596	21,768
Man Group PLC	128,131	379,887
Marks & Spencer Group PLC	156,383	542,985
Marshalls PLC	11,365	40,475
†Marston's PLC	45,699	19,689
†McBride PLC	15,062	14,975
Me Group International PLC	14,970	23,852
Mears Group PLC	12,639	49,942
Melrose Industries PLC	58,441	422,667
†Metro Bank Holdings PLC	6,365	3,002
Midwich Group PLC	1,944	10,828
†Mitchells & Butlers PLC	24,688	81,126
Mitie Group PLC	80,923	102,426
MJ Gleeson PLC	2,085	12,890
Mobico Group PLC	43,564	46,977
Mondi PLC	26,250	514,441
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Moneysupermarket.com Group PLC	35,323	$126,159
Morgan Advanced Materials PLC	24,596	88,724
Morgan Sindall Group PLC	3,198	90,291
Mortgage Advice Bureau Holdings Ltd.	3,472	36,290
†Motorpoint group PLC	3,394	4,953
MP Evans Group PLC	2,058	19,412
†N Brown Group PLC	7,054	1,394
National Grid PLC	6,106	82,344
National Grid PLC ADR	5,177	351,984
NatWest Group PLC	92,652	259,109
NatWest Group PLC ADR	33,187	186,843
NCC Group PLC	15,754	25,864
Next 15 Group PLC	4,840	51,329
Next PLC	3,812	394,451
Norcros PLC	5,059	12,381
†Ocado Group PLC	2,911	28,140
Odfjell Technology Ltd.	1,683	9,194
†On the Beach Group PLC	10,599	23,643
OSB Group PLC	32,094	190,061
Oxford Instruments PLC	3,404	99,578
Pagegroup PLC	30,187	187,387
Pan African Resources PLC	117,245	25,197
PayPoint PLC	4,583	30,377
Pearson PLC	19,586	240,715
Pearson PLC ADR	512	6,292
†Pendragon PLC	139,742	57,533
Pennon Group PLC	12,046	115,389
Persimmon PLC	19,572	346,520
†Petrofac Ltd.	13,925	6,638
Pets at Home Group PLC	34,102	138,316
Pharos Energy PLC	14,884	4,041
Phoenix Group Holdings PLC	35,739	243,809
†Playtech PLC	19,897	113,773
Polar Capital Holdings PLC	4,376	25,993
Porvair PLC	1,608	12,626
PPHE Hotel Group Ltd.	770	11,778
Premier Foods PLC	53,193	91,940
Prudential PLC ADR	5,687	127,673
PZ Cussons PLC	17,088	33,369
QinetiQ Group PLC	33,003	129,988
†Rank Group PLC	8,180	7,820
Reach PLC	25,344	24,196
Reckitt Benckiser Group PLC	10,691	738,599
Redde Northgate PLC	22,698	105,168
Redrow PLC	25,611	200,930
RELX PLC	8,237	326,106
RELX PLC ADR	17,341	687,744
Renew Holdings PLC	2,294	25,118
LVIP Dimensional International Core Equity Fund-49

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
†Renewi PLC	5,538	$45,107
Renishaw PLC	1,586	72,333
Rentokil Initial PLC	25,037	140,674
Ricardo PLC	2,769	17,295
Rightmove PLC	42,165	309,360
Rio Tinto PLC	7,867	585,817
Rio Tinto PLC ADR	562	41,847
Robert Walters PLC	3,858	21,883
†Rolls-Royce Holdings PLC	137,294	524,480
Rotork PLC	43,440	179,180
RS Group PLC	16,582	173,233
RWS Holdings PLC	5,347	17,093
Sabre Insurance Group PLC	12,837	24,773
†Saga PLC	13,212	24,554
Sage Group PLC	11,769	175,891
†Savannah Energy PLC	28,585	9,564
Savills PLC	10,749	132,765
Schroders PLC	26,763	146,654
Senior PLC	33,287	75,354
Serco Group PLC	95,919	198,189
Serica Energy PLC	15,438	45,181
Severfield PLC	10,593	8,588
Severn Trent PLC	5,807	190,895
Shell PLC	58,563	1,919,556
Shell PLC ADR	71,180	4,683,644
†SIG PLC	58,377	24,853
Smart Metering Systems PLC	5,485	65,720
Smith & Nephew PLC	7,796	107,172
Smith & Nephew PLC ADR	1,200	32,736
Smiths Group PLC	7,871	176,928
Softcat PLC	8,387	145,391
Spectris PLC	3,618	174,276
Speedy Hire PLC	45,398	19,038
Spirax-Sarco Engineering PLC	913	122,253
Spire Healthcare Group PLC	26,170	75,555
Spirent Communications PLC	35,761	56,204
SSE PLC	11,454	270,973
†SSP Group PLC	37,225	111,410
St. James's Place PLC	17,468	152,208
†Staffline Group PLC	10,355	3,003
Standard Chartered PLC	69,090	587,045
SThree PLC	11,172	59,525
=†Studio Retail Group PLC	3,000	0
STV Group PLC	2,471	6,197
Subsea 7 SA	8,064	117,628
†Superdry PLC	2,865	1,253
†Synthomer PLC	8,337	20,159
Tate & Lyle PLC	21,159	177,734
Tatton Asset Management PLC	5,219	35,391
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
Taylor Wimpey PLC	214,625	$402,287
Telecom Plus PLC	5,008	102,901
Tesco PLC	188,088	696,463
†THG PLC	19,334	20,987
TI Fluid Systems PLC	14,153	27,746
Topps Tiles PLC	15,052	9,593
TORM PLC Class A	3,804	115,032
TP ICAP Group PLC	56,555	140,788
TT Electronics PLC	12,612	25,111
†Tullow Oil PLC	65,046	32,269
Tyman PLC	15,851	63,543
Unilever PLC	31,725	1,537,573
United Utilities Group PLC	19,775	267,060
Vanquis Banking Group PLC	16,016	26,376
Vertu Motors PLC	36,292	32,844
Vesuvius PLC	14,492	88,888
Victrex PLC	3,374	65,456
Virgin Money U.K. PLC	101,303	212,347
Vistry Group PLC	19,428	227,209
Vodafone Group PLC	635,457	555,326
Vodafone Group PLC ADR	18,239	158,679
Volex PLC	4,294	17,460
Volution Group PLC	3,468	19,167
Vp PLC	1,013	8,232
†Watches of Switzerland Group PLC	18,564	167,650
Watkin Jones PLC	10,791	8,019
Weir Group PLC	8,570	206,077
WH Smith PLC	9,159	155,738
Whitbread PLC	9,073	422,813
Wincanton PLC	9,853	39,184
†Wise PLC Class A	2,898	32,285
WPP PLC	15,914	152,744
WPP PLC ADR	896	42,623
†Xaar PLC	886	1,316
Young & Co.'s Brewery PLC Class A	2,151	29,885
Zotefoams PLC	3,613	15,428
		62,417,722
United States–0.67%
ADTRAN Holdings, Inc.	4,117	30,951
CRH PLC	26,006	1,798,575
Diversified Energy Co. PLC	1,389	19,741
†Frontage Holdings Corp.	64,000	19,015
GSK PLC Sponsored ADR	23,066	854,826
Newmont Corp.	8,881	367,596
Primo Water Corp.	12,111	182,342
†REC Silicon ASA	10,625	14,641
†Viemed Healthcare, Inc.	785	6,162
LVIP Dimensional International Core Equity Fund-50

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Waste Connections, Inc.	2,027	$302,570
		3,596,419
Total Common Stock (Cost $450,485,828)		530,989,638
ΔCONVERTIBLE PREFERRED STOCK–0.02%
Germany–0.02%
†Dr Ing hc F Porsche AG	1,119	98,702
Total Convertible Preferred Stock (Cost $140,667)		98,702
ΔPREFERRED STOCKS–0.46%
Germany–0.46%
Bayerische Motoren Werke AG 9.48%	1,596	158,483
Draegerwerk AG & Co. KGaA 0.37%	847	48,435
Einhell Germany AG 1.76%	64	11,658
FUCHS SE 2.66%	5,147	228,986
Henkel AG & Co. KGaA 2.54%	3,890	312,888
Jungheinrich AG 2.05%	4,759	174,528
Porsche Automobil Holding SE 5.54%	3,982	203,620
Sartorius AG 0.43%	686	252,336
Schaeffler AG 8.04%	9,333	57,646
Sixt SE 9.14%	1,325	98,149
STO SE & Co. KGaA 3.58%	210	32,410
Villeroy & Boch AG 6.70%	830	16,401
Volkswagen AG 7.84%	7,239	893,449
Total Preferred Stocks (Cost $2,877,210)		2,488,989
	Number of Shares	Value (U.S. $)
ΔRIGHTS–0.00%
United Kingdom–0.00%
Videndum PLC	3,424	$15,188
Total Rights (Cost $36,767)		15,188
ΔWARRANTS–0.00%
Canada–0.00%
=†Constellation Software, Inc. exp 3/31/40 exercise price CAD 1.0000	300	0
		0
Italy–0.00%
=†Webuild SpA exp 8/02/30 exercise price EUR 1.0000	746	0
		0
Total Warrants (Cost $0)		0

MONEY MARKET FUND–0.18%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	974,397	974,397
Total Money Market Fund (Cost $974,397)		974,397

TOTAL INVESTMENTS–99.51% (Cost $454,514,869)	534,566,914
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.49%	2,608,285
NET ASSETS APPLICABLE TO 44,744,186 SHARES OUTSTANDING–100.00%	$537,175,199
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND STANDARD CLASS ($368,620,815 / 30,682,012 Shares)	$12.014
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL INTERNATIONAL CORE EQUITY FUND SERVICE CLASS ($168,554,384 / 14,062,174 Shares)	$11.986
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$482,813,106
Distributable earnings/(accumulated loss)	54,362,093
TOTAL NET ASSETS	$537,175,199

ΔSecurities have been classified by country of origin.
†Non-income producing.
LVIP Dimensional International Core Equity Fund-51

LVIP Dimensional International Core Equity Fund
Statement of Net Assets (continued)
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
πRestricted Security. These investments are in securities not registered under the Securities Act of 1933, as amended, or have certain restrictions on resale which may limit their liquidity. At December 31, 2023, the aggregate value of restricted securities was $0, which represented 0.00% of the Fund’s net assets. The Fund has various registration rights (exercisable under a variety of circumstances) with respect to these securities.

Restricted Securities
Investment	Date of Acquisition	Cost	Value
Evraz PLC	5/7/2015	$63,743	$0
Raven Property Group Ltd.	7/26/2005	11,879	0
Total		$75,622	$—

★Includes $108,545 expense reimbursement receivable from Lincoln Financial Investments Corporation, $116,170 payable for fund shares redeemed, $25,564 other accrued expenses payable, $303,838 due to manager and affiliates, $25,560 payable for audit fee, $21,634 payable for fund accounting fee and $46,174 Payable for custodian fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
CAD–Canadian Dollar
EUR–Euro
GDR–Global Depository Receipt
IT–Information Technology
LNG–Liquefied Natural Gas
REIT–Real Estate Investment Trust
SDR–Swedish Depositary Receipt
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund-52

LVIP Dimensional International Core Equity Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$18,229,812
Foreign taxes withheld	(1,763,209)
16,466,603
EXPENSES:
Management fees	2,932,081
Distribution fees-Service Class	393,266
Pricing fees	191,681
Shareholder servicing fees	146,604
Custodian fees	134,508
Accounting and administration expenses	112,640
Professional fees	86,531
Trustees’ fees and expenses	18,501
Reports and statements to shareholders	10,221
Consulting fees	2,590
Other	17,009
4,045,632
Less:
Expenses reimbursed	(518,072)
Total operating expenses	3,527,560
NET INVESTMENT INCOME	12,939,043
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	3,154,634
Foreign currencies	(44,757)
Net realized gain	3,109,877
Net change in unrealized appreciation (depreciation) of:
Investments	59,537,195
Foreign currencies	66,056
Net change in unrealized appreciation (depreciation)	59,603,251
NET REALIZED AND UNREALIZED GAIN	62,713,128
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$75,652,171
See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional International Core Equity Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,939,043	$13,385,852
Net realized gain	3,109,877	7,972,569
Net change in unrealized appreciation (depreciation)	59,603,251	(93,097,112)
Net increase (decrease) in net assets resulting from operations	75,652,171	(71,738,691)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(10,431,041)	(12,009,076)
Service Class	(4,389,615)	(4,713,499)
	(14,820,656)	(16,722,575)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	20,457,829	47,476,815
Service Class	18,694,157	52,839,364
Reinvestment of dividends and distributions:
Standard Class	10,431,041	12,009,076
Service Class	4,389,615	4,713,499
	53,972,642	117,038,754
Cost of shares redeemed:
Standard Class	(48,270,882)	(55,993,753)
Service Class	(25,435,868)	(24,063,377)
	(73,706,750)	(80,057,130)
Increase (decrease) in net assets derived from capital share transactions	(19,734,108)	36,981,624
NET INCREASE (DECREASE) IN NET ASSETS	41,097,407	(51,479,642)
NET ASSETS:
Beginning of year	496,077,792	547,557,434
End of year	$537,175,199	$496,077,792
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund-53

LVIP Dimensional International Core Equity Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.668	$12.760	$11.539	$10.972	$9.291
Income (loss) from investment operations:
Net investment income[1]	0.302	0.312	0.280	0.181	0.257
Net realized and unrealized gain (loss)	1.393	(2.030)	1.235	0.569	1.671
Total from investment operations	1.695	(1.718)	1.515	0.750	1.928
Less dividends and distributions from:
Net investment income	(0.349)	(0.374)	(0.294)	(0.183)	(0.247)
Total dividends and distributions	(0.349)	(0.374)	(0.294)	(0.183)	(0.247)
Net asset value, end of period	$12.014	$10.668	$12.760	$11.539	$10.972
Total return[2]	16.01%	(13.42% )	13.22%	6.86%	20.85%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$368,621	$343,995	$407,047	$373,079	$338,633
Ratio of expenses to average net assets	0.62%	0.62%	0.63%	0.65%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.77%	0.72%	0.76%	0.87%
Ratio of net investment income to average net assets	2.64%	2.81%	2.21%	1.84%	2.50%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.54%	2.66%	2.12%	1.73%	2.31%
Portfolio turnover	9%	15%	12%	18%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund-54

LVIP Dimensional International Core Equity Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional International Core Equity Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.645	$12.739	$11.522	$10.960	$9.285
Income (loss) from investment operations:
Net investment income[1]	0.272	0.283	0.248	0.156	0.231
Net realized and unrealized gain (loss)	1.390	(2.026)	1.234	0.565	1.668
Total from investment operations	1.662	(1.743)	1.482	0.721	1.899
Less dividends and distributions from:
Net investment income	(0.321)	(0.351)	(0.265)	(0.159)	(0.224)
Total dividends and distributions	(0.321)	(0.351)	(0.265)	(0.159)	(0.224)
Net asset value, end of period	$11.986	$10.645	$12.739	$11.522	$10.960
Total return[2]	15.72%	(13.64% )	12.94%	6.61%	20.53%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$168,554	$152,083	$140,511	$112,482	$95,734
Ratio of expenses to average net assets	0.87%	0.87%	0.88%	0.90%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	1.02%	0.97%	1.01%	1.12%
Ratio of net investment income to average net assets	2.39%	2.56%	1.96%	1.59%	2.25%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	2.29%	2.41%	1.87%	1.48%	2.06%
Portfolio turnover	9%	15%	12%	18%	8%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional International Core Equity Fund-55

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional International Core Equity Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Equity securities listed on a foreign exchange are generally valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sale price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments including restricted securities, for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of
LVIP Dimensional International Core Equity Fund-56

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Dimensional International Core Equity Fund is $1,055,484 and $1,036,938 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.58% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.62% of the Fund’s average daily net assets for the Standard Class and 0.87% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$471,517	$709,910	$518,071	$1,699,498
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$40,832
Legal	6,684
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
LVIP Dimensional International Core Equity Fund-57

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,281 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$108,545
Management fees payable to LFI	256,391
Distribution fees payable to LFD	34,627
Shareholder servicing fees payable to Lincoln Life	12,820
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$46,451,470
Sales	68,365,982
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$460,074,869
Aggregate unrealized appreciation of investments	$132,944,568
Aggregate unrealized depreciation of investments	(58,396,159)
Net unrealized appreciation of investments	$74,548,409
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value.
LVIP Dimensional International Core Equity Fund-58

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Australia	$34,838,149	$—	$18,529	$34,856,678
Austria	3,068,562	—	—	3,068,562
Belgium	6,247,773	—	—	6,247,773
Bermuda	82,046	—	—	82,046
Britain	219,838	—	—	219,838
Canada	56,568,359	—	—	56,568,359
Chile	134,141	—	—	134,141
China	266,528	—	—	266,528
Colombia	18,905	—	—	18,905
Denmark	15,025,845	—	—	15,025,845
Faeroe Islands	320,750	—	—	320,750
Finland	7,707,683	—	—	7,707,683
France	42,701,939	—	—	42,701,939
Georgia	86,430	—	—	86,430
Germany	36,382,074	—	—	36,382,074
Greece	24,961	—	—	24,961
Greenland	327,839	—	—	327,839
Guernsey	—	—	—	—
Hong Kong	10,227,447	—	56	10,227,503
Ireland	4,256,924	—	—	4,256,924
Isle Of Man	128,206	—	—	128,206
Israel	937,881	3,767,046	—	4,704,927
Italy	12,662,564	—	—	12,662,564
Japan	119,253,911	—	—	119,253,911
Jersey	250,813	—	—	250,813
Jordan	204,661	—	—	204,661
Luxembourg	1,582,391	—	—	1,582,391
Macau	83,797	—	—	83,797
Malta	3,269	—	—	3,269
Mexico	58,165	—	—	58,165
Mongolia	46,165	—	—	46,165
Netherlands	19,582,213	—	—	19,582,213
New Zealand	1,765,065	—	—	1,765,065
Norway	4,347,324	—	—	4,347,324
Philippines	31,402	—	—	31,402
Poland	135,617	—	—	135,617
Portugal	1,614,917	—	—	1,614,917
Singapore	5,689,868	—	—	5,689,868
South Africa	8,037	—	—	8,037
Spain	13,553,994	—	—	13,553,994
Sweden	15,897,621	—	—	15,897,621
Switzerland	44,788,238	2,623	—	44,790,861
Taiwan	17,681	—	—	17,681
United Arab Emirates	37,250	—	—	37,250
United Kingdom	62,408,158	9,564	—	62,417,722
United States	3,596,419	—	—	3,596,419
Convertible Preferred Stock	98,702	—	—	98,702
Preferred Stocks	2,488,989	—	—	2,488,989
Rights	15,188	—	—	15,188
Warrants	—	—	—	—
LVIP Dimensional International Core Equity Fund-59

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$974,397	$—	$—	$974,397
Total Investments	$530,769,096	$3,779,233	$18,585	$534,566,914
As a result of utilizing International fair value pricing at December 31, 2023, a portion of the Fund’s common stock investments was categorized as Level 2.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$14,820,656	$16,722,575
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,944,262
Capital loss carryforward	(22,130,578)
Net unrealized appreciation	74,548,409
Distributable earnings/(accumulated loss)	$54,362,093
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$3	$(3)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$18,977,736	$3,152,842	$22,130,578
In 2023, the Fund utilized $1,701,428 of capital loss carryforwards.
LVIP Dimensional International Core Equity Fund-60

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	1,779,005	4,237,145
Service Class	1,638,262	4,954,860
Shares reinvested:
Standard Class	898,260	1,135,680
Service Class	378,903	445,770
	4,694,430	10,773,455
Shares redeemed:
Standard Class	(4,240,730)	(5,026,960)
Service Class	(2,241,861)	(2,143,824)
	(6,482,591)	(7,170,784)
Net increase (decrease)	(1,788,161)	3,602,671
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
In February 2022, Russia launched a large-scale invasion of Ukraine, significantly amplifying already existing geo-political tensions. The United States and many other countries have instituted various sanctions against Russian individuals and entities (including corporate and banking). The extent and duration of the military action, sanctions and other punitive actions taken, and resulting future market disruptions – both in Europe and globally – cannot easily be predicted but could be significant and have a severe adverse effect on Russia and Europe in general. In addition, there are significant risks due to the relatively recent formation of the Russian securities markets as well as the underdeveloped state of Russia’s banking system, settlement, clearing and registration of securities transactions.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP Dimensional International Core Equity Fund-61

LVIP Dimensional International Core Equity Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.   Restricted securities are valued pursuant to the security valuation procedures noted in Note 1.   Restricted securities have been identified on the Statement of Net Assets.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional International Core Equity Fund-62

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional International Core Equity Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional International Core Equity Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Dimensional International Core Equity Fund–63

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional International Core Equity Fund-64

LVIP Dimensional International Core Equity Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the LVIP Dimensional International Core Equity Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement.  The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Dimensional International Core Equity Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Foreign Large Blend funds category and the MSCI World Ex USA NR USD Index.  The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and above the return of the benchmark index for the one-year period, above the return of the Morningstar peer group median and the benchmark index for the three-year period and below the return of the Morningstar peer group median and the benchmark index for the five-year period. The Board considered LFI’s comments that the Fund’s greater emphasis on value stocks detracted from relative returns versus the benchmark for the five-year period and benefited performance for the one- and three-year periods.  The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedule, which includes a breakpoint and the fees of clients with similar strategies advised by Dimensional.  The Board considered that LFI compensates Dimensional from its fees and that the subadvisory fee schedule was negotiated between LFI and Dimensional, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtain more favorable trade execution, increased participation from brokers in implementing Dimensional’s proprietary trade processes and obtain improved services from various service providers.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional International Core Equity Fund-65

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Dimensional International Core Equity Fund-66

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Dimensional International Core Equity Fund-67

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Dimensional International Core Equity Fund-68

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional International Core Equity Fund-69

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional International Core Equity Fund-70

LVIP Dimensional U.S. Core Equity 1 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Core Equity 1 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 1 Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 22.78% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 3000® Index1, returned 25.96%.
The U.S. market had positive performance for the one-year period, outperforming both developed ex U.S. and emerging markets. The Russell 3000® Index returned +26.0%, as compared to +17.2% for the MSCI World ex USA IMI (net dividends)2 and +11.7% for the MSCI Emerging Markets IMI (net dividends)3.
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability.
Along the market capitalization dimension, small caps (Russell 2000® Index4) underperformed large caps (Russell 1000® Index5) by 9.6%. Mid caps (Russell Midcap® Index6), a subset of the Russell 1000® Index universe, outperformed small caps by 0.3% and underperformed large caps by 9.3%.
Along the relative price dimension, large cap value stocks (Russell 1000® Value Index7) underperformed large cap growth stocks (Russell 1000® Growth Index8) by 31.2%, and small cap value stocks (Russell 2000® Value Index9) underperformed small cap growth stocks (Russell 2000® Growth Index10) by 4.0%.
Along the profitability dimension, stocks with higher profitability underperformed stocks with lower profitability within large caps and outperformed within small caps.
Performance of the premiums may vary depending on the particular segment of the market under analysis.
The Fund’s emphasis on value stocks detracted from relative performance. The Fund’s emphasis on stocks with smaller market capitalizations also detracted from relative performance. Additionally, the Fund’s emphasis on high profitability stocks detracted from relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:
 Jed Fogdall
Mary T. Phillips
John A. Hertzer
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Dimensional U.S. Core Equity 1 Fund - Standard Class
Russell 3000® Index
$50,000
$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$29,641
$28,583

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 1 Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $28,583. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $29,641. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 22.78%
Five Years	+ 14.99%
Ten Years	+ 11.07%
Service Class Shares
One Year	+ 22.36%
Five Years	+ 14.59%
Ten Years	+ 10.69%
1. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
LVIP Dimensional U.S. Core Equity 1 Fund-1

LVIP Dimensional U.S. Core Equity 1 Fund
2023 Annual Report Commentary (unaudited) (continued)
2. The MSCI All Country World ex USA Index (net dividends) is a free float-adjusted market capitalization weighted index that measures equity market performance in the global developed and emerging markets, excluding the United States. The index consists of stocks from 23 developed markets and emerging markets. The index result reflects dividends net of withholding taxes and reinvestment of distributions.
3. The MSCI Emerging Markets Investable Market Index (IMI) captures large, mid and small cap representation across 24 Emerging Markets (EM) countries. With 3,427 constituents, the index covers approximately 99% of the free float-adjusted market capitalization in each country.
4. The Russell 2000® Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000® Index is a subset of the Russell 3000® Index, representing approximately 10% of the total market capitalization of the index.
5. The Russell 1000®Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.
6. The Russell Midcap® Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap® Index are the same 800 of the 1,000 companies that comprise Russell 1000® Index. The Russell 1000® Index is a compilation of the largest 1,000 publicly traded U.S. companies.
7. The Russell 1000® Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
8. The Russell 1000® Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
9. The Russell 2000® Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
10. The Russell 2000® Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
LVIP Dimensional U.S. Core Equity 1 Fund-2

LVIP Dimensional U.S. Core Equity 1 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,084.90	0.40%	$2.10
Service Class Shares	1,000.00	1,083.00	0.75%	3.94
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.10	0.40%	$2.04
Service Class Shares	1,000.00	1,021.40	0.75%	3.82

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Dimensional U.S. Core Equity 1 Fund-3

LVIP Dimensional U.S. Core Equity 1 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.85%
Aerospace & Defense	1.55%
Air Freight & Logistics	0.60%
Airlines	0.31%
Auto Components	0.48%
Automobiles	1.08%
Banks	4.96%
Beverages	1.27%
Biotechnology	2.03%
Building Products	1.31%
Capital Markets	2.88%
Chemicals	1.99%
Commercial Services & Supplies	0.87%
Communications Equipment	0.77%
Construction & Engineering	0.60%
Construction Materials	0.27%
Consumer Finance	0.90%
Containers & Packaging	0.69%
Distributors	0.16%
Diversified Consumer Services	0.28%
Diversified Financial Services	3.57%
Diversified Telecommunication Services	0.93%
Electric Utilities	1.22%
Electrical Equipment	0.77%
Electronic Equipment, Instruments & Components	1.38%
Energy Equipment & Services	0.64%
Entertainment	0.89%
Food & Staples Retailing	1.84%
Food Products	1.06%
Gas Utilities	0.15%
Health Care Equipment & Supplies	1.78%
Health Care Providers & Services	2.66%
Health Care Technology	0.10%
Hotels, Restaurants & Leisure	2.05%
Household Durables	1.28%
Household Products	0.94%
Independent Power and Renewable Electricity Producers	0.17%
Industrial Conglomerates	0.55%
Insurance	2.96%
Interactive Media & Services	4.07%
IT Services	1.36%
Leisure Products	0.22%
Life Sciences Tools & Services	1.10%
Machinery	2.87%
Marine	0.08%
Media	1.28%
Security Type/Sector	Percentage of Net Assets
Metals & Mining	1.17%
Multiline Retail	2.55%
Multi-Utilities	0.55%
Oil, Gas & Consumable Fuels	5.25%
Paper & Forest Products	0.06%
Personal Products	0.35%
Pharmaceuticals	3.05%
Professional Services	1.43%
Real Estate Management & Development	0.33%
Road & Rail	1.37%
Semiconductors & Semiconductor Equipment	6.62%
Software	7.63%
Specialty Retail	2.74%
Technology Hardware, Storage & Peripherals	5.23%
Textiles, Apparel & Luxury Goods	0.79%
Tobacco	0.37%
Trading Companies & Distributors	1.13%
Water Utilities	0.11%
Wireless Telecommunication Services	0.20%
Preferred Stocks	0.01%
Rights	0.00%
Money Market Fund	0.23%
Total Investments	100.09%
Liabilities Net of Receivables and Other Assets	(0.09%)
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Apple, Inc.	4.83%
Microsoft Corp.	4.74%
Amazon.com, Inc.	2.32%
NVIDIA Corp.	1.90%
Meta Platforms, Inc. Class A	1.41%
Alphabet, Inc. Class A	1.27%
Exxon Mobil Corp.	1.21%
Broadcom, Inc.	1.17%
Alphabet, Inc. Class C	1.14%
JPMorgan Chase & Co.	1.12%
Total	21.11%

IT–Information Technology
LVIP Dimensional U.S. Core Equity 1 Fund-4

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.85%
Aerospace & Defense–1.55%
†AAR Corp.	5,389	$336,274
†AeroVironment, Inc.	1,264	159,315
†AerSale Corp.	2,240	28,437
†Astronics Corp.	3,806	66,326
†Axon Enterprise, Inc.	1,811	467,836
†Boeing Co.	13,849	3,609,880
BWX Technologies, Inc.	5,833	447,566
Curtiss-Wright Corp.	3,081	686,416
†Ducommun, Inc.	1,600	83,296
General Dynamics Corp.	6,623	1,719,794
HEICO Corp.	3,064	486,673
Hexcel Corp.	7,257	535,204
Howmet Aerospace, Inc.	15,822	856,287
Huntington Ingalls Industries, Inc.	3,462	898,874
Kaman Corp.	3,636	87,082
†Kratos Defense & Security Solutions, Inc.	8,962	181,839
L3Harris Technologies, Inc.	5,243	1,104,281
Lockheed Martin Corp.	8,961	4,061,484
†Mercury Systems, Inc.	3,446	126,020
Moog, Inc. Class A	3,369	487,764
National Presto Industries, Inc.	1,066	85,579
Northrop Grumman Corp.	2,787	1,304,706
Park Aerospace Corp.	2,423	35,618
†Rocket Lab USA, Inc.	18,596	102,836
RTX Corp.	34,807	2,928,661
Textron, Inc.	9,122	733,591
TransDigm Group, Inc.	1,494	1,511,330
†Triumph Group, Inc.	3,400	56,372
†V2X, Inc.	1,921	89,211
Woodward, Inc.	4,565	621,433
		23,899,985
Air Freight & Logistics–0.60%
†Air Transport Services Group, Inc.	8,512	149,896
CH Robinson Worldwide, Inc.	6,928	598,510
Expeditors International of Washington, Inc.	9,387	1,194,026
FedEx Corp.	9,313	2,355,910
Forward Air Corp.	2,174	136,679
†GXO Logistics, Inc.	9,670	591,417
†Hub Group, Inc. Class A	2,675	245,940
†Radiant Logistics, Inc.	2,507	16,647
United Parcel Service, Inc. Class B	24,810	3,900,876
		9,189,901
Airlines–0.31%
†Alaska Air Group, Inc.	9,637	376,518
Allegiant Travel Co.	1,216	100,454
†American Airlines Group, Inc.	26,619	365,745
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines (continued)
Copa Holdings SA Class A	3,120	$331,687
Delta Air Lines, Inc.	35,783	1,439,550
†Frontier Group Holdings, Inc.	8,372	45,711
†Hawaiian Holdings, Inc.	6,305	89,531
†JetBlue Airways Corp.	28,121	156,071
†SkyWest, Inc.	5,859	305,840
Southwest Airlines Co.	22,825	659,186
Spirit Airlines, Inc.	8,530	139,807
†United Airlines Holdings, Inc.	16,797	693,044
		4,703,144
Auto Components–0.48%
†Adient PLC	7,115	258,701
†American Axle & Manufacturing Holdings, Inc.	16,351	144,052
†Aptiv PLC	7,711	691,831
Autoliv, Inc.	8,508	937,497
BorgWarner, Inc.	22,830	818,455
†Cooper-Standard Holdings, Inc.	2,502	48,889
Dana, Inc.	13,970	204,102
†Dorman Products, Inc.	2,903	242,139
†Fox Factory Holding Corp.	3,534	238,474
†Garrett Motion, Inc.	10,267	99,282
Gentex Corp.	18,475	603,393
†Gentherm, Inc.	1,903	99,641
†Goodyear Tire & Rubber Co.	28,808	412,531
LCI Industries	2,502	314,526
Lear Corp.	5,398	762,252
†Modine Manufacturing Co.	8,303	495,689
†Motorcar Parts of America, Inc.	2,029	18,951
Patrick Industries, Inc.	3,021	303,157
Phinia, Inc.	4,566	138,304
†QuantumScape Corp.	18,068	125,573
Standard Motor Products, Inc.	2,906	115,688
†Stoneridge, Inc.	3,532	69,121
†Superior Industries International, Inc.	3,283	10,506
†Visteon Corp.	1,685	210,457
		7,363,211
Automobiles–1.08%
Ford Motor Co.	107,700	1,312,863
General Motors Co.	54,199	1,946,828
Harley-Davidson, Inc.	15,921	586,530
†Lucid Group, Inc.	21,024	88,511
†Rivian Automotive, Inc. Class A	19,298	452,731
†Tesla, Inc.	46,129	11,462,134
Thor Industries, Inc.	4,199	496,532
LVIP Dimensional U.S. Core Equity 1 Fund-5

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Automobiles (continued)
Winnebago Industries, Inc.	2,981	$217,255
		16,563,384
Banks–4.96%
1st Source Corp.	3,376	185,511
ACNB Corp.	150	6,714
Amalgamated Financial Corp.	3,720	100,217
Amerant Bancorp, Inc.	1,464	35,970
American National Bankshares, Inc.	279	13,601
Ameris Bancorp	8,107	430,076
Arrow Financial Corp.	542	15,143
Associated Banc-Corp.	16,938	362,304
Atlantic Union Bankshares Corp.	7,033	256,986
†Axos Financial, Inc.	5,233	285,722
Banc of California, Inc.	11,870	159,414
BancFirst Corp.	3,473	338,027
†Bancorp, Inc.	6,649	256,385
Bank of America Corp.	182,850	6,156,560
Bank of Hawaii Corp.	3,306	239,553
Bank of Marin Bancorp	800	17,616
Bank of NT Butterfield & Son Ltd.	6,133	196,317
Bank OZK	13,694	682,372
BankUnited, Inc.	9,140	296,410
Banner Corp.	3,850	206,206
Bar Harbor Bankshares	127	3,729
BayCom Corp.	863	20,358
BCB Bancorp, Inc.	1,717	22,063
Berkshire Hills Bancorp, Inc.	5,646	140,190
†Blue Foundry Bancorp	1,457	14,089
Blue Ridge Bankshares, Inc.	1,073	3,251
BOK Financial Corp.	5,728	490,603
†Bridgewater Bancshares, Inc.	2,389	32,299
Brookline Bancorp, Inc.	9,434	102,925
Business First Bancshares, Inc.	4,431	109,224
Byline Bancorp, Inc.	2,137	50,348
Cadence Bank	17,713	524,128
Cambridge Bancorp	434	30,120
Camden National Corp.	1,998	75,185
Capital Bancorp, Inc.	557	13,479
Capital City Bank Group, Inc.	800	23,544
Capitol Federal Financial, Inc.	17,349	111,901
Capstar Financial Holdings, Inc.	1,067	19,996
†Carter Bankshares, Inc.	2,800	41,916
Cathay General Bancorp	8,683	387,001
Central Pacific Financial Corp.	5,001	98,420
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Central Valley Community Bancorp	2,384	$53,282
Citigroup, Inc.	52,278	2,689,180
Citizens & Northern Corp.	836	18,751
Citizens Financial Group, Inc.	19,084	632,444
City Holding Co.	2,141	236,067
Civista Bancshares, Inc.	1,212	22,349
CNB Financial Corp.	543	12,266
†Coastal Financial Corp.	775	34,418
Codorus Valley Bancorp, Inc.	594	15,266
Columbia Banking System, Inc.	19,686	525,222
†Columbia Financial, Inc.	6,136	118,302
Comerica, Inc.	8,347	465,846
Commerce Bancshares, Inc.	9,923	529,987
Community Bank System, Inc.	5,191	270,503
Community Trust Bancorp, Inc.	2,467	108,203
ConnectOne Bancorp, Inc.	5,185	118,788
†CrossFirst Bankshares, Inc.	1,345	18,265
Cullen/Frost Bankers, Inc.	4,148	450,017
†Customers Bancorp, Inc.	3,657	210,716
CVB Financial Corp.	14,317	289,060
Dime Community Bancshares, Inc.	7,277	195,970
Eagle Bancorp, Inc.	3,549	106,967
East West Bancorp, Inc.	11,093	798,141
Eastern Bankshares, Inc.	6,681	94,870
Enterprise Bancorp, Inc.	321	10,355
Enterprise Financial Services Corp.	3,126	139,576
Equity Bancshares, Inc. Class A	1,380	46,782
Farmers National Banc Corp.	3,472	50,170
FB Financial Corp.	5,341	212,839
Fifth Third Bancorp	34,520	1,190,595
Financial Institutions, Inc.	763	16,252
First Bancorp	4,235	156,737
First BanCorp	21,722	357,327
First Bancorp, Inc.	962	27,148
First Bancshares, Inc.	1,363	39,977
First Busey Corp.	7,236	179,598
First Business Financial Services, Inc.	810	32,481
First Citizens BancShares, Inc. Class A	702	996,117
First Commonwealth Financial Corp.	10,736	165,764
First Community Bankshares, Inc.	1,307	48,490
First Financial Bancorp	11,350	269,563
First Financial Bankshares, Inc.	8,922	270,337
LVIP Dimensional U.S. Core Equity 1 Fund-6

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
First Financial Corp.	880	$37,866
First Foundation, Inc.	5,112	49,484
First Hawaiian, Inc.	5,650	129,159
First Horizon Corp.	41,366	585,743
First Internet Bancorp	622	15,046
First Interstate BancSystem, Inc. Class A	8,840	271,830
First Merchants Corp.	5,690	210,985
First Mid Bancshares, Inc.	773	26,792
First of Long Island Corp.	1,772	23,461
Flushing Financial Corp.	4,876	80,356
FNB Corp.	32,839	452,193
Fulton Financial Corp.	16,777	276,149
†FVCBankcorp, Inc.	1,285	18,247
German American Bancorp, Inc.	3,237	104,911
Glacier Bancorp, Inc.	7,512	310,396
Great Southern Bancorp, Inc.	2,431	144,280
Guaranty Bancshares, Inc.	509	17,113
Hancock Whitney Corp.	9,517	462,431
Hanmi Financial Corp.	4,000	77,600
HarborOne Bancorp, Inc.	3,325	39,834
HBT Financial, Inc.	916	19,337
Heartland Financial USA, Inc.	6,250	235,063
Heritage Commerce Corp.	3,648	36,188
Heritage Financial Corp.	4,420	94,544
Hilltop Holdings, Inc.	11,657	410,443
Hingham Institution For Savings The	127	24,689
Home BancShares, Inc.	18,464	467,693
HomeStreet, Inc.	2,845	29,304
HomeTrust Bancshares, Inc.	901	24,255
Hope Bancorp, Inc.	11,520	139,162
Horizon Bancorp, Inc.	7,246	103,690
Huntington Bancshares, Inc.	62,198	791,159
Independent Bank Corp.	7,462	400,790
Independent Bank Group, Inc.	4,072	207,183
International Bancshares Corp.	6,070	329,722
JPMorgan Chase & Co.	101,706	17,300,191
Kearny Financial Corp.	10,885	97,638
KeyCorp	43,518	626,659
Lakeland Bancorp, Inc.	7,123	105,349
Lakeland Financial Corp.	1,993	129,864
Live Oak Bancshares, Inc.	3,640	165,620
†Luther Burbank Corp.	1,840	19,706
M&T Bank Corp.	8,209	1,125,290
Macatawa Bank Corp.	1,158	13,062
Mercantile Bank Corp.	1,436	57,986
Metrocity Bankshares, Inc.	602	14,460
†Metropolitan Bank Holding Corp.	707	39,154
Mid Penn Bancorp, Inc.	1,043	25,324
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Midland States Bancorp, Inc.	1,400	$38,584
MidWestOne Financial Group, Inc.	600	16,146
MVB Financial Corp.	502	11,325
National Bank Holdings Corp. Class A	3,762	139,909
NBT Bancorp, Inc.	5,373	225,182
New York Community Bancorp, Inc.	61,220	626,281
Nicolet Bankshares, Inc.	573	46,115
Northeast Bank	446	24,615
Northfield Bancorp, Inc.	6,724	84,588
Northwest Bancshares, Inc.	14,286	178,289
Norwood Financial Corp.	666	21,918
OceanFirst Financial Corp.	7,155	124,211
OFG Bancorp	5,663	212,249
Old National Bancorp	31,305	528,741
Origin Bancorp, Inc.	1,679	59,722
Pacific Premier Bancorp, Inc.	10,343	301,085
Park National Corp.	1,685	223,869
Parke Bancorp, Inc.	914	18,509
Pathward Financial, Inc.	4,209	222,782
PCB Bancorp	1,065	19,628
Peapack-Gladstone Financial Corp.	2,958	88,208
Peoples Bancorp, Inc.	3,493	117,924
Peoples Financial Services Corp.	200	9,740
Pinnacle Financial Partners, Inc.	5,894	514,075
†Pioneer Bancorp, Inc.	1,350	13,514
PNC Financial Services Group, Inc.	11,482	1,777,988
†Ponce Financial Group, Inc.	1,264	12,337
Popular, Inc.	7,098	582,533
Preferred Bank	1,509	110,232
Premier Financial Corp.	4,031	97,147
Primis Financial Corp.	868	10,989
Prosperity Bancshares, Inc.	7,651	518,202
Provident Financial Services, Inc.	6,385	115,122
QCR Holdings, Inc.	1,263	73,747
Red River Bancshares, Inc.	323	18,124
Regions Financial Corp.	43,297	839,096
Renasant Corp.	6,598	222,221
Republic Bancorp, Inc. Class A	1,755	96,806
S&T Bancorp, Inc.	4,286	143,238
Sandy Spring Bancorp, Inc.	4,310	117,404
Seacoast Banking Corp. of Florida	1,194	33,981
ServisFirst Bancshares, Inc.	4,189	279,113
Shore Bancshares, Inc.	844	12,027
Sierra Bancorp	742	16,732
LVIP Dimensional U.S. Core Equity 1 Fund-7

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Simmons First National Corp. Class A	11,060	$219,430
SmartFinancial, Inc.	928	22,727
South Plains Financial, Inc.	1,938	56,124
†Southern First Bancshares, Inc.	592	21,963
Southern Missouri Bancorp, Inc.	396	21,142
Southside Bancshares, Inc.	3,707	116,103
SouthState Corp.	6,597	557,117
Stellar Bancorp, Inc.	3,713	103,370
†Sterling Bancorp, Inc.	1,664	9,601
Stock Yards Bancorp, Inc.	2,112	108,747
Synovus Financial Corp.	14,921	561,776
†Texas Capital Bancshares, Inc.	4,980	321,857
TFS Financial Corp.	9,915	145,651
Tompkins Financial Corp.	1,879	113,172
Towne Bank	7,647	227,575
TriCo Bancshares	3,318	142,574
†Triumph Financial, Inc.	3,079	246,874
Truist Financial Corp.	35,214	1,300,101
TrustCo Bank Corp.	2,494	77,439
Trustmark Corp.	7,049	196,526
U.S. Bancorp	44,245	1,914,924
UMB Financial Corp.	5,041	421,176
United Bankshares, Inc.	12,883	483,757
United Community Banks, Inc.	9,910	289,967
Unity Bancorp, Inc.	1,592	47,107
Univest Financial Corp.	5,030	110,811
Valley National Bancorp	39,046	424,040
Veritex Holdings, Inc.	959	22,316
WaFd, Inc.	7,858	259,000
Washington Trust Bancorp, Inc.	2,170	70,265
Webster Financial Corp.	13,429	681,656
Wells Fargo & Co.	94,895	4,670,732
WesBanco, Inc.	5,095	159,830
West BanCorp, Inc.	852	18,062
Westamerica BanCorp	2,893	163,194
Western Alliance Bancorp	9,181	604,018
Wintrust Financial Corp.	4,678	433,885
WSFS Financial Corp.	7,697	353,523
Zions Bancorp NA	11,022	483,535
		76,274,177
Beverages–1.27%
†Boston Beer Co., Inc. Class A	731	252,626
Brown-Forman Corp. Class A	11,259	645,493
†Celsius Holdings, Inc.	5,811	316,816
Coca-Cola Co.	110,085	6,487,309
Coca-Cola Consolidated, Inc.	822	763,145
Constellation Brands, Inc. Class A	3,435	830,411
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
†Duckhorn Portfolio, Inc.	6,506	$64,084
Keurig Dr Pepper, Inc.	16,367	545,349
MGP Ingredients, Inc.	1,497	147,484
Molson Coors Beverage Co. Class B	10,324	631,932
†Monster Beverage Corp.	14,682	845,830
†National Beverage Corp.	3,798	188,837
PepsiCo, Inc.	45,889	7,793,788
		19,513,104
Biotechnology–2.03%
AbbVie, Inc.	54,233	8,404,488
†Adicet Bio, Inc.	2,998	5,666
†Adverum Biotechnologies, Inc.	10,775	8,111
†Affimed NV	2,884	1,802
†Agios Pharmaceuticals, Inc.	4,576	101,908
†Aldeyra Therapeutics, Inc.	6,436	22,590
†Alector, Inc.	5,362	42,789
†Alkermes PLC	3,336	92,541
†Allakos, Inc.	867	2,367
†Allogene Therapeutics, Inc.	10,092	32,395
†Alnylam Pharmaceuticals, Inc.	2,227	426,270
Amgen, Inc.	16,663	4,799,277
†AnaptysBio, Inc.	2,400	51,408
†Anika Therapeutics, Inc.	1,937	43,892
†Arcturus Therapeutics Holdings, Inc.	2,800	88,284
†Arcus Biosciences, Inc.	2,997	57,243
†Arcutis Biotherapeutics, Inc.	3,058	9,877
†Avid Bioservices, Inc.	5,337	34,690
†Avidity Biosciences, Inc.	3,226	29,195
†Beam Therapeutics, Inc.	1,976	53,787
†Biogen, Inc.	4,340	1,123,062
†BioMarin Pharmaceutical, Inc.	4,560	439,675
†Bluebird Bio, Inc.	4,185	5,775
†CareDx, Inc.	2,745	32,940
†Catalyst Pharmaceuticals, Inc.	6,124	102,944
†Celldex Therapeutics, Inc.	249	9,875
†Cogent Biosciences, Inc.	4,988	29,329
†Day One Biopharmaceuticals, Inc.	2,358	34,427
†Deciphera Pharmaceuticals, Inc.	3,902	62,939
†Denali Therapeutics, Inc.	4,195	90,025
†Dynavax Technologies Corp.	5,571	77,883
†Dyne Therapeutics, Inc.	2,343	31,162
†Eagle Pharmaceuticals, Inc.	1,957	10,235
†Editas Medicine, Inc.	1,820	18,437
†Emergent BioSolutions, Inc.	5,759	13,822
†Enanta Pharmaceuticals, Inc.	2,114	19,893
LVIP Dimensional U.S. Core Equity 1 Fund-8

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Exact Sciences Corp.	4,843	$358,285
†Exelixis, Inc.	20,982	503,358
†Fate Therapeutics, Inc.	3,581	13,393
†G1 Therapeutics, Inc.	4,800	14,640
Gilead Sciences, Inc.	49,809	4,035,027
†Halozyme Therapeutics, Inc.	5,662	209,268
†Ideaya Biosciences, Inc.	2,662	94,714
†ImmunoGen, Inc.	12,198	361,671
†Immunovant, Inc.	5,425	228,555
†Incyte Corp.	2,788	175,059
†Intellia Therapeutics, Inc.	2,940	89,641
†Iovance Biotherapeutics, Inc.	9,431	76,674
†Ironwood Pharmaceuticals, Inc.	16,700	191,048
†Kodiak Sciences, Inc.	915	2,782
†Krystal Biotech, Inc.	1,200	148,872
†Kura Oncology, Inc.	3,841	55,234
†Kymera Therapeutics, Inc.	1,800	45,828
†MacroGenics, Inc.	2,941	28,292
†MeiraGTx Holdings PLC	1,922	13,492
†Mirati Therapeutics, Inc.	1,683	98,876
†Moderna, Inc.	8,656	860,839
†Morphic Holding, Inc.	269	7,769
†Mural Oncology PLC	333	1,971
†Myriad Genetics, Inc.	6,072	116,218
†Neurocrine Biosciences, Inc.	2,841	374,330
†Nurix Therapeutics, Inc.	5,361	55,326
=†PDL BioPharma, Inc.	21,857	35,190
†PMV Pharmaceuticals, Inc.	3,878	12,022
†Protagonist Therapeutics, Inc.	2,495	57,210
†Prothena Corp. PLC	2,660	96,664
†RAPT Therapeutics, Inc.	2,200	54,670
†Recursion Pharmaceuticals, Inc. Class A	7,517	74,118
†Regeneron Pharmaceuticals, Inc.	3,038	2,668,245
†REGENXBIO, Inc.	2,474	44,408
†Relay Therapeutics, Inc.	2,767	30,465
†Replimune Group, Inc.	3,297	27,794
†REVOLUTION Medicines, Inc.	1,900	54,492
†Rhythm Pharmaceuticals, Inc.	631	29,007
†Rocket Pharmaceuticals, Inc.	4,200	125,874
†Sage Therapeutics, Inc.	1,625	35,214
†Sangamo Therapeutics, Inc.	13,158	7,149
†Sarepta Therapeutics, Inc.	1,583	152,649
†SpringWorks Therapeutics, Inc.	300	10,950
†Stoke Therapeutics, Inc.	1,567	8,242
†Sutro Biopharma, Inc.	500	2,145
†Twist Bioscience Corp.	4,108	151,421
†United Therapeutics Corp.	2,357	518,281
†Vanda Pharmaceuticals, Inc.	5,302	22,374
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Veracyte, Inc.	2,721	$74,855
†Vericel Corp.	1,820	64,810
†Vertex Pharmaceuticals, Inc.	4,937	2,008,816
†Xencor, Inc.	5,219	110,799
†Xenon Pharmaceuticals, Inc.	2,327	107,182
†Zentalis Pharmaceuticals, Inc.	3,380	51,207
		31,208,418
Building Products–1.31%
A O Smith Corp.	8,970	739,487
AAON, Inc.	6,192	457,403
Advanced Drainage Systems, Inc.	6,620	931,037
Allegion PLC	4,973	630,029
†American Woodmark Corp.	2,433	225,904
Apogee Enterprises, Inc.	3,439	183,677
Armstrong World Industries, Inc.	4,709	462,989
†AZEK Co., Inc.	9,229	353,009
AZZ, Inc.	3,479	202,095
†Builders FirstSource, Inc.	16,653	2,780,052
Carlisle Cos., Inc.	2,931	915,732
Carrier Global Corp.	25,366	1,457,277
CSW Industrials, Inc.	1,635	339,115
Fortune Brands Innovations, Inc.	9,293	707,569
†Gibraltar Industries, Inc.	2,498	197,292
Griffon Corp.	4,452	271,349
†Hayward Holdings, Inc.	10,449	142,106
Insteel Industries, Inc.	1,756	67,237
†Janus International Group, Inc.	5,222	68,147
†JELD-WEN Holding, Inc.	11,080	209,190
Johnson Controls International PLC	13,503	778,313
Lennox International, Inc.	1,939	867,741
Masco Corp.	8,408	563,168
†Masonite International Corp.	2,782	235,524
†Masterbrand, Inc.	9,293	138,001
Owens Corning	8,300	1,230,309
†PGT Innovations, Inc.	6,091	247,904
Quanex Building Products Corp.	4,360	133,285
†Resideo Technologies, Inc.	14,386	270,745
Simpson Manufacturing Co., Inc.	4,772	944,761
Tecnoglass, Inc.	1,413	64,588
Trane Technologies PLC	6,933	1,690,959
†Trex Co., Inc.	8,010	663,148
UFP Industries, Inc.	6,610	829,886
Zurn Elkay Water Solutions Corp.	2,631	77,378
		20,076,406
LVIP Dimensional U.S. Core Equity 1 Fund-9

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets–2.88%
Affiliated Managers Group, Inc.	3,261	$493,781
Ameriprise Financial, Inc.	5,748	2,183,263
ARES Management Corp. Class A	2,453	291,711
Artisan Partners Asset Management, Inc. Class A	3,789	167,398
†AssetMark Financial Holdings, Inc.	1,142	34,203
B Riley Financial, Inc.	702	14,735
Bank of New York Mellon Corp.	22,761	1,184,710
BGC Group, Inc. Class A	30,856	222,780
BlackRock, Inc.	3,079	2,499,532
Blackstone, Inc.	5,801	759,467
Brightsphere Investment Group, Inc.	3,103	59,453
Carlyle Group, Inc.	7,611	309,692
Cboe Global Markets, Inc.	4,253	759,416
Charles Schwab Corp.	32,340	2,224,992
CME Group, Inc.	6,950	1,463,670
Cohen & Steers, Inc.	4,673	353,886
†Coinbase Global, Inc. Class A	1,298	225,748
Diamond Hill Investment Group, Inc.	786	130,154
†Donnelley Financial Solutions, Inc.	4,448	277,422
Evercore, Inc. Class A	3,735	638,872
FactSet Research Systems, Inc.	1,349	643,540
Federated Hermes, Inc.	9,193	311,275
Franklin Resources, Inc.	20,323	605,422
Goldman Sachs Group, Inc.	8,840	3,410,207
Hamilton Lane, Inc. Class A	2,290	259,778
Houlihan Lokey, Inc.	2,921	350,257
Interactive Brokers Group, Inc. Class A	2,581	213,965
Intercontinental Exchange, Inc.	13,122	1,685,258
Invesco Ltd.	35,679	636,513
Janus Henderson Group PLC	11,212	338,042
Jefferies Financial Group, Inc.	16,565	669,392
KKR & Co., Inc.	12,259	1,015,658
Lazard Ltd. Class A	6,961	242,243
LPL Financial Holdings, Inc.	3,385	770,494
MarketAxess Holdings, Inc.	1,677	491,109
Moelis & Co. Class A	4,279	240,180
Moody's Corp.	4,233	1,653,240
Morgan Stanley	35,904	3,348,048
Morningstar, Inc.	2,645	757,105
MSCI, Inc.	2,026	1,146,007
Nasdaq, Inc.	17,227	1,001,578
Northern Trust Corp.	9,018	760,939
†Open Lending Corp. Class A	1,499	12,756
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Oppenheimer Holdings, Inc. Class A	566	$23,387
Piper Sandler Cos.	1,761	307,946
PJT Partners, Inc. Class A	2,208	224,929
Raymond James Financial, Inc.	9,654	1,076,421
†Robinhood Markets, Inc. Class A	4,462	56,846
S&P Global, Inc.	6,205	2,733,427
SEI Investments Co.	12,025	764,189
State Street Corp.	15,293	1,184,596
StepStone Group, Inc. Class A	1,700	54,111
Stifel Financial Corp.	10,469	723,931
†StoneX Group, Inc.	2,592	191,367
T Rowe Price Group, Inc.	9,926	1,068,931
Tradeweb Markets, Inc. Class A	4,691	426,318
Victory Capital Holdings, Inc. Class A	3,143	108,245
Virtu Financial, Inc. Class A	8,744	177,153
Virtus Investment Partners, Inc.	817	197,518
Westwood Holdings Group, Inc.	147	1,848
WisdomTree, Inc.	18,923	131,136
		44,310,190
Chemicals–1.99%
AdvanSix, Inc.	4,807	144,018
Air Products & Chemicals, Inc.	4,756	1,302,193
Albemarle Corp.	3,911	565,061
American Vanguard Corp.	3,629	39,810
Ashland, Inc.	4,435	373,915
Avient Corp.	9,434	392,171
†Axalta Coating Systems Ltd.	21,171	719,179
Balchem Corp.	2,111	314,011
Cabot Corp.	5,734	478,789
Celanese Corp.	4,848	753,234
CF Industries Holdings, Inc.	15,031	1,194,964
Chemours Co.	8,853	279,224
Corteva, Inc.	20,820	997,694
Dow, Inc.	36,868	2,021,841
DuPont de Nemours, Inc.	12,964	997,320
Eastman Chemical Co.	7,160	643,111
Ecolab, Inc.	5,415	1,074,065
†Ecovyst, Inc.	16,626	162,436
Element Solutions, Inc.	26,715	618,185
FMC Corp.	5,172	326,095
Hawkins, Inc.	1,638	115,348
HB Fuller Co.	4,845	394,431
Huntsman Corp.	17,308	434,950
†Ingevity Corp.	4,179	197,332
Innospec, Inc.	2,598	320,178
LVIP Dimensional U.S. Core Equity 1 Fund-10

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
International Flavors & Fragrances, Inc.	11,401	$923,139
†Intrepid Potash, Inc.	612	14,621
Koppers Holdings, Inc.	1,784	91,376
Kronos Worldwide, Inc.	8,371	83,208
Linde PLC	9,605	3,944,870
†Livent Corp.	5,526	99,357
†LSB Industries, Inc.	3,347	31,161
LyondellBasell Industries NV Class A	23,310	2,216,315
Mativ Holdings, Inc.	7,587	116,157
Minerals Technologies, Inc.	3,668	261,565
Mosaic Co.	18,737	669,473
NewMarket Corp.	927	505,984
Olin Corp.	18,769	1,012,588
Orion SA	1,161	32,195
PPG Industries, Inc.	8,250	1,233,787
Quaker Chemical Corp.	333	71,069
†Rayonier Advanced Materials, Inc.	10,113	40,958
RPM International, Inc.	7,154	798,601
Sensient Technologies Corp.	3,597	237,402
Sherwin-Williams Co.	8,142	2,539,490
Stepan Co.	2,327	220,018
Trinseo PLC	7,005	58,632
Tronox Holdings PLC Class A	12,136	171,846
Westlake Corp.	2,797	391,468
		30,624,835
Commercial Services & Supplies–0.87%
ABM Industries, Inc.	6,155	275,929
ACCO Brands Corp.	15,297	93,006
†ACV Auctions, Inc. Class A	40	606
Brady Corp. Class A	3,998	234,643
†BrightView Holdings, Inc.	4,456	37,520
Brink's Co.	3,096	272,293
†Casella Waste Systems, Inc. Class A	2,209	188,781
†CECO Environmental Corp.	3,876	78,605
†Cimpress PLC	1,769	141,608
Cintas Corp.	2,667	1,607,294
Civeo Corp.	683	15,607
†Clean Harbors, Inc.	6,114	1,066,954
†Copart, Inc.	17,785	871,465
Deluxe Corp.	5,890	126,341
†Driven Brands Holdings, Inc.	3,542	50,509
Ennis, Inc.	3,323	72,807
†Enviri Corp.	9,121	82,089
=†GCI Liberty, Inc.	8,309	0
†Healthcare Services Group, Inc.	2,712	28,123
HNI Corp.	5,540	231,738
Interface, Inc.	8,682	109,567
†Liquidity Services, Inc.	356	6,127
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
Matthews International Corp. Class A	2,732	$100,128
MillerKnoll, Inc.	9,236	246,416
†Montrose Environmental Group, Inc.	573	18,410
MSA Safety, Inc.	1,744	294,440
†OPENLANE, Inc.	13,984	207,103
Pitney Bowes, Inc.	13,039	57,372
†Quad/Graphics, Inc.	5,244	28,422
Republic Services, Inc.	7,221	1,190,815
Rollins, Inc.	14,637	639,198
†SP Plus Corp.	3,002	153,852
Steelcase, Inc. Class A	12,090	163,457
†Stericycle, Inc.	7,107	352,223
Tetra Tech, Inc.	3,893	649,858
UniFirst Corp.	1,742	318,629
Veralto Corp.	4,043	332,577
Vestis Corp.	9,019	190,662
†Viad Corp.	2,959	107,116
VSE Corp.	600	38,766
Waste Management, Inc.	15,317	2,743,275
		13,424,331
Communications Equipment–0.77%
†Applied Optoelectronics, Inc.	2,558	49,420
†Arista Networks, Inc.	4,087	962,529
†Aviat Networks, Inc.	681	22,241
†Calix, Inc.	3,340	145,925
†Cambium Networks Corp.	1,717	10,302
†Ciena Corp.	12,663	569,962
Cisco Systems, Inc.	120,470	6,086,144
†Clearfield, Inc.	700	20,356
Comtech Telecommunications Corp.	2,467	20,797
†Digi International, Inc.	2,900	75,400
†DZS, Inc.	877	1,728
†Extreme Networks, Inc.	5,495	96,932
†F5, Inc.	4,197	751,179
†Harmonic, Inc.	12,292	160,288
Juniper Networks, Inc.	22,261	656,254
†Lumentum Holdings, Inc.	5,089	266,765
Motorola Solutions, Inc.	4,388	1,373,839
†NETGEAR, Inc.	3,638	53,042
†NetScout Systems, Inc.	8,743	191,909
†Ribbon Communications, Inc.	7,554	21,907
†Viasat, Inc.	4,826	134,887
†Viavi Solutions, Inc.	21,760	219,123
		11,890,929
Construction & Engineering–0.60%
AECOM	6,195	572,604
†Ameresco, Inc. Class A	1,754	55,549
†API Group Corp.	3,055	105,703
Arcosa, Inc.	4,724	390,391
LVIP Dimensional U.S. Core Equity 1 Fund-11

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction & Engineering (continued)
Argan, Inc.	1,865	$87,263
†Bowman Consulting Group Ltd.	773	27,457
†Cadeler AS ADR	1,367	25,153
Comfort Systems USA, Inc.	3,877	797,383
†Construction Partners, Inc. Class A	3,231	140,613
†Dycom Industries, Inc.	3,130	360,232
EMCOR Group, Inc.	5,245	1,129,930
†Fluor Corp.	6,492	254,292
Granite Construction, Inc.	5,660	287,868
†Great Lakes Dredge & Dock Corp.	10,783	82,813
†IES Holdings, Inc.	955	75,655
†MasTec, Inc.	6,507	492,710
†Matrix Service Co.	3,017	29,506
MDU Resources Group, Inc.	18,965	375,507
†MYR Group, Inc.	2,247	324,984
†Northwest Pipe Co.	417	12,618
Primoris Services Corp.	10,014	332,565
Quanta Services, Inc.	6,247	1,348,103
†Sterling Infrastructure, Inc.	6,125	538,571
†Tutor Perini Corp.	7,043	64,091
Valmont Industries, Inc.	1,769	413,079
†WillScot Mobile Mini Holdings Corp.	20,019	890,846
		9,215,486
Construction Materials–0.27%
Eagle Materials, Inc.	4,281	868,358
†Knife River Corp.	4,741	313,759
Martin Marietta Materials, Inc.	2,798	1,395,950
†Summit Materials, Inc. Class A	11,571	445,021
U.S. Lime & Minerals, Inc.	148	34,092
Vulcan Materials Co.	5,108	1,159,567
		4,216,747
Consumer Finance–0.90%
Ally Financial, Inc.	25,875	903,555
American Express Co.	20,945	3,923,836
†Atlanticus Holdings Corp.	1,483	57,348
Bread Financial Holdings, Inc.	4,827	159,001
Capital One Financial Corp.	14,031	1,839,745
†Credit Acceptance Corp.	1,328	707,465
Discover Financial Services	19,033	2,139,309
†Encore Capital Group, Inc.	3,279	166,409
†Enova International, Inc.	3,485	192,930
†EZCORP, Inc. Class A	6,690	58,471
FirstCash Holdings, Inc.	4,561	494,367
†Green Dot Corp. Class A	3,997	39,570
†LendingClub Corp.	14,756	128,967
†LendingTree, Inc.	513	15,554
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Consumer Finance (continued)
Navient Corp.	13,773	$256,453
Nelnet, Inc. Class A	2,759	243,399
OneMain Holdings, Inc.	11,443	562,996
†PRA Group, Inc.	5,542	145,200
†PROG Holdings, Inc.	6,205	191,797
Regional Management Corp.	1,098	27,538
SLM Corp.	25,660	490,619
†SoFi Technologies, Inc.	16,505	164,225
Synchrony Financial	21,871	835,253
†World Acceptance Corp.	1,118	145,933
		13,889,940
Containers & Packaging–0.69%
Amcor PLC	94,418	910,190
AptarGroup, Inc.	5,312	656,670
Ardagh Metal Packaging SA	6,180	23,731
Avery Dennison Corp.	4,042	817,131
Ball Corp.	14,967	860,902
Berry Global Group, Inc.	15,811	1,065,503
Crown Holdings, Inc.	7,001	644,722
Graphic Packaging Holding Co.	37,740	930,291
Greif, Inc. Class A	4,608	302,450
International Paper Co.	18,555	670,763
Myers Industries, Inc.	2,920	57,086
†O-I Glass, Inc.	15,403	252,301
Packaging Corp. of America	7,234	1,178,491
Pactiv Evergreen, Inc.	3,230	44,283
†Ranpak Holdings Corp.	2,426	14,119
Sealed Air Corp.	8,211	299,866
Silgan Holdings, Inc.	11,313	511,913
Sonoco Products Co.	11,690	653,120
TriMas Corp.	5,477	138,732
Westrock Co.	12,881	534,819
		10,567,083
Distributors–0.16%
Genuine Parts Co.	8,090	1,120,465
LKQ Corp.	12,418	593,456
Pool Corp.	1,930	769,511
Weyco Group, Inc.	723	22,673
		2,506,105
Diversified Consumer Services–0.28%
†2U, Inc.	9,277	11,411
ADT, Inc.	30,786	209,961
†Adtalem Global Education, Inc.	5,122	301,942
†American Public Education, Inc.	2,213	21,355
†Bright Horizons Family Solutions, Inc.	3,064	288,751
Carriage Services, Inc.	2,326	58,173
†Chegg, Inc.	2,936	33,353
†Coursera, Inc.	7,019	135,958
LVIP Dimensional U.S. Core Equity 1 Fund-12

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Consumer Services (continued)
†Duolingo, Inc.	948	$215,054
†Frontdoor, Inc.	5,297	186,560
Graham Holdings Co. Class B	453	315,524
†Grand Canyon Education, Inc.	2,630	347,265
H&R Block, Inc.	11,858	573,571
Laureate Education, Inc. Class A	1,100	15,081
†OneSpaWorld Holdings Ltd.	4,641	65,438
Perdoceo Education Corp.	7,863	138,074
Service Corp. International	12,808	876,708
Strategic Education, Inc.	2,304	212,821
†Stride, Inc.	4,689	278,386
†Universal Technical Institute, Inc.	3,270	40,940
		4,326,326
Diversified Financial Services–3.57%
†Affirm Holdings, Inc.	2,807	137,936
A-Mark Precious Metals, Inc.	1,648	49,852
Apollo Global Management, Inc.	6,950	647,670
†AvidXchange Holdings, Inc.	10,982	136,067
†Berkshire Hathaway, Inc. Class B	46,847	16,708,451
†Block, Inc.	4,058	313,886
†BM Technologies, Inc.	562	1,152
†Cannae Holdings, Inc.	5,886	114,836
†Cantaloupe, Inc.	2,736	20,274
Cass Information Systems, Inc.	1,874	84,424
Corebridge Financial, Inc.	2,392	51,811
Enact Holdings, Inc.	1,869	53,995
Equitable Holdings, Inc.	22,442	747,319
Essent Group Ltd.	9,692	511,156
†Euronet Worldwide, Inc.	4,413	447,875
EVERTEC, Inc.	7,143	292,434
Federal Agricultural Mortgage Corp. Class C	1,195	228,508
Fidelity National Information Services, Inc.	16,512	991,876
†Fiserv, Inc.	12,330	1,637,917
†FleetCor Technologies, Inc.	4,616	1,304,528
†Flywire Corp.	2,304	53,338
Global Payments, Inc.	8,159	1,036,193
†I3 Verticals, Inc. Class A	2,397	50,744
†International Money Express, Inc.	2,436	53,811
Jack Henry & Associates, Inc.	2,611	426,664
Jackson Financial, Inc. Class A	3,086	158,003
†Marqeta, Inc. Class A	7,290	50,884
Mastercard, Inc. Class A	26,381	11,251,760
Merchants Bancorp	1,218	51,862
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
MGIC Investment Corp.	35,831	$691,180
†Mr Cooper Group, Inc.	6,569	427,773
†NCR Atleos Corp.	6,538	158,808
†NMI Holdings, Inc. Class A	9,001	267,150
†Ocwen Financial Corp.	819	25,192
†Payoneer Global, Inc.	9,310	48,505
†PayPal Holdings, Inc.	19,280	1,183,985
PennyMac Financial Services, Inc.	1,310	115,765
Radian Group, Inc.	20,843	595,068
†Remitly Global, Inc.	4,416	85,759
†Rocket Cos., Inc. Class A	9,767	141,426
†Shift4 Payments, Inc. Class A	1,311	97,460
†Toast, Inc. Class A	7,723	141,022
†Velocity Financial, Inc.	535	9,213
Visa, Inc. Class A	43,442	11,310,125
Voya Financial, Inc.	8,511	620,963
Walker & Dunlop, Inc.	3,997	443,707
Waterstone Financial, Inc.	3,925	55,735
Western Union Co.	21,608	257,567
†WEX, Inc.	3,024	588,319
		54,879,948
Diversified Telecommunication Services–0.93%
†Anterix, Inc.	2,400	79,968
AT&T, Inc.	218,680	3,669,450
ATN International, Inc.	2,414	94,074
†Bandwidth, Inc. Class A	4,888	70,729
Cogent Communications Holdings, Inc.	2,734	207,948
†Consolidated Communications Holdings, Inc.	10,085	43,870
†EchoStar Corp. Class A	4,326	71,682
†Frontier Communications Parent, Inc.	12,661	320,830
†IDT Corp. Class B	3,397	115,804
Iridium Communications, Inc.	10,976	451,772
†Liberty Latin America Ltd. Class A	11,079	81,237
†Lumen Technologies, Inc.	87,403	159,947
Shenandoah Telecommunications Co.	4,651	100,555
Verizon Communications, Inc.	234,174	8,828,360
		14,296,226
Electric Utilities–1.22%
ALLETE, Inc.	3,194	195,345
Alliant Energy Corp.	7,673	393,625
American Electric Power Co., Inc.	12,638	1,026,458
Avangrid, Inc.	2,641	85,595
Constellation Energy Corp.	8,864	1,036,113
LVIP Dimensional U.S. Core Equity 1 Fund-13

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electric Utilities (continued)
Duke Energy Corp.	18,887	$1,832,794
Edison International	12,899	922,149
Entergy Corp.	5,703	577,087
Evergy, Inc.	7,526	392,857
Eversource Energy	11,554	713,113
Exelon Corp.	26,594	954,725
FirstEnergy Corp.	17,934	657,460
Genie Energy Ltd. Class B	2,298	64,643
Hawaiian Electric Industries, Inc.	8,248	117,039
IDACORP, Inc.	3,906	384,038
MGE Energy, Inc.	2,722	196,828
NextEra Energy, Inc.	49,532	3,008,574
NRG Energy, Inc.	22,471	1,161,751
OGE Energy Corp.	8,515	297,429
Otter Tail Corp.	3,279	278,617
PG&E Corp.	11,609	209,310
Pinnacle West Capital Corp.	5,231	375,795
PNM Resources, Inc.	5,952	247,603
Portland General Electric Co.	5,391	233,646
PPL Corp.	23,327	632,162
Southern Co.	26,186	1,836,162
Xcel Energy, Inc.	14,781	915,092
		18,746,010
Electrical Equipment–0.77%
Acuity Brands, Inc.	2,185	447,553
Allient, Inc.	2,562	77,398
AMETEK, Inc.	8,278	1,364,959
†Array Technologies, Inc.	1,936	32,525
†Atkore, Inc.	4,968	794,880
Eaton Corp. PLC	8,154	1,963,646
Emerson Electric Co.	11,210	1,091,069
Encore Wire Corp.	2,181	465,862
EnerSys	4,508	455,128
†FuelCell Energy, Inc.	25,041	40,066
†Generac Holdings, Inc.	1,996	257,963
GrafTech International Ltd.	5,319	11,649
Hubbell, Inc.	1,924	632,861
LSI Industries, Inc.	2,323	32,708
nVent Electric PLC	8,024	474,138
†Plug Power, Inc.	4,000	18,000
Powell Industries, Inc.	1,827	161,507
Preformed Line Products Co.	206	27,575
Regal Rexnord Corp.	4,739	701,467
Rockwell Automation, Inc.	4,255	1,321,092
Sensata Technologies Holding PLC	13,114	492,693
†Shoals Technologies Group, Inc. Class A	3,212	49,914
†Sunrun, Inc.	12,414	243,687
†Thermon Group Holdings, Inc.	3,728	121,421
Vertiv Holdings Co.	11,058	531,116
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment (continued)
†Vicor Corp.	1,501	$67,455
		11,878,332
Electronic Equipment, Instruments & Components–1.38%
Advanced Energy Industries, Inc.	3,148	342,880
Amphenol Corp. Class A	16,973	1,682,533
†Arlo Technologies, Inc.	6,220	59,214
†Arrow Electronics, Inc.	6,651	813,085
Avnet, Inc.	8,965	451,836
Badger Meter, Inc.	2,792	431,001
Bel Fuse, Inc. Class B	1,387	92,610
Belden, Inc.	4,758	367,555
Benchmark Electronics, Inc.	4,152	114,761
CDW Corp.	5,506	1,251,624
Cognex Corp.	7,440	310,546
†Coherent Corp.	7,701	335,225
Corning, Inc.	36,605	1,114,622
Crane NXT Co.	5,256	298,909
CTS Corp.	4,313	188,651
†Daktronics, Inc.	5,746	48,726
†ePlus, Inc.	3,272	261,236
†Fabrinet	2,950	561,473
†FARO Technologies, Inc.	1,676	37,760
†Flex Ltd.	26,662	812,125
†Insight Enterprises, Inc.	2,880	510,307
†IPG Photonics Corp.	3,916	425,043
†Itron, Inc.	2,913	219,961
Jabil, Inc.	13,975	1,780,415
†Keysight Technologies, Inc.	6,369	1,013,244
†Kimball Electronics, Inc.	343	9,244
†Knowles Corp.	9,789	175,321
Littelfuse, Inc.	2,042	546,358
†Luna Innovations, Inc.	2,719	18,081
Methode Electronics, Inc.	4,593	104,399
†Mirion Technologies, Inc.	5,893	60,403
Napco Security Technologies, Inc.	1,900	65,075
†nLight, Inc.	6,064	81,864
†Novanta, Inc.	2,315	389,869
†OSI Systems, Inc.	1,492	192,543
†PAR Technology Corp.	1,800	78,372
PC Connection, Inc.	3,183	213,929
†Plexus Corp.	2,182	235,940
Richardson Electronics Ltd.	2,073	27,675
†Rogers Corp.	1,659	219,104
†Sanmina Corp.	7,565	388,614
†ScanSource, Inc.	4,669	184,939
TD SYNNEX Corp.	6,774	728,950
TE Connectivity Ltd.	8,674	1,218,697
†Teledyne Technologies, Inc.	1,933	862,679
†Trimble, Inc.	9,996	531,787
†TTM Technologies, Inc.	12,750	201,578
Vishay Intertechnology, Inc.	13,041	312,593
†Vishay Precision Group, Inc.	858	29,232
LVIP Dimensional U.S. Core Equity 1 Fund-14

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
Vontier Corp.	9,340	$322,697
†Zebra Technologies Corp. Class A	1,677	458,374
		21,183,659
Energy Equipment & Services–0.64%
Archrock, Inc.	16,319	251,313
Baker Hughes Co.	31,272	1,068,877
†Bristow Group, Inc.	670	18,941
Cactus, Inc. Class A	3,339	151,591
ChampionX Corp.	17,282	504,807
Core Laboratories, Inc.	3,764	66,472
†DMC Global, Inc.	1,792	33,725
†Dril-Quip, Inc.	4,298	100,014
†Expro Group Holdings NV	4,117	65,543
†Forum Energy Technologies, Inc.	581	12,881
Halliburton Co.	41,586	1,503,334
†Helix Energy Solutions Group, Inc.	20,202	207,677
Helmerich & Payne, Inc.	7,597	275,163
Liberty Energy, Inc. Class A	13,753	249,479
†Mammoth Energy Services, Inc.	3,494	15,583
†Nabors Industries Ltd.	845	68,977
†National Energy Services Reunited Corp.	3,091	18,855
†Newpark Resources, Inc.	12,083	80,231
NOV, Inc.	21,887	443,868
†Oceaneering International, Inc.	12,328	262,340
†Oil States International, Inc.	6,670	45,289
Patterson-UTI Energy, Inc.	35,663	385,160
†ProPetro Holding Corp.	10,570	88,577
RPC, Inc.	14,752	107,395
Schlumberger NV	41,543	2,161,898
†SEACOR Marine Holdings, Inc.	2,951	37,153
†Seadrill Ltd.	1,119	52,906
Select Water Solutions, Inc. Class A	17,227	130,753
Solaris Oilfield Infrastructure, Inc. Class A	2,482	19,757
TechnipFMC PLC	20,805	419,013
†TETRA Technologies, Inc.	6,536	29,543
†Tidewater, Inc.	1,101	79,393
†Transocean Ltd.	38,916	247,117
†U.S. Silica Holdings, Inc.	11,361	128,493
†Valaris Ltd.	2,689	184,385
†Weatherford International PLC	4,039	395,135
		9,911,638
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment–0.89%
†Atlanta Braves Holdings, Inc. Class A	2,109	$85,375
†Cinemark Holdings, Inc.	1,388	19,557
Electronic Arts, Inc.	5,636	771,061
Endeavor Group Holdings, Inc. Class A	5,579	132,390
†IMAX Corp.	4,896	73,538
†Liberty Media Corp.-Liberty Formula One Class A	9,968	621,632
†Liberty Media Corp.-Liberty Live Class A	5,359	199,060
†Lions Gate Entertainment Corp. Class A	18,098	188,661
†Live Nation Entertainment, Inc.	7,827	732,607
†Madison Square Garden Entertainment Corp.	3,215	102,205
†Madison Square Garden Sports Corp.	382	69,459
Marcus Corp.	3,838	55,958
†Netflix, Inc.	7,867	3,830,285
†Playtika Holding Corp.	3,992	34,810
†Reading International, Inc. Class A	489	934
†ROBLOX Corp. Class A	5,329	243,642
†Roku, Inc.	2,629	240,974
†Sphere Entertainment Co.	3,215	109,181
†Spotify Technology SA	1,430	268,711
†Take-Two Interactive Software, Inc.	7,167	1,153,529
TKO Group Holdings, Inc.	3,541	288,875
Walt Disney Co.	36,996	3,340,369
†Warner Bros Discovery, Inc.	88,464	1,006,720
Warner Music Group Corp. Class A	2,536	90,763
		13,660,296
Food & Staples Retailing–1.84%
Albertsons Cos., Inc. Class A	4,461	102,603
Andersons, Inc.	4,370	251,450
†BJ's Wholesale Club Holdings, Inc.	10,299	686,531
Casey's General Stores, Inc.	3,343	918,456
†Chefs' Warehouse, Inc.	2,580	75,929
Costco Wholesale Corp.	10,697	7,060,876
Dollar General Corp.	6,748	917,391
†Dollar Tree, Inc.	10,610	1,507,150
†Grocery Outlet Holding Corp.	1,953	52,653
†HF Foods Group, Inc.	4,692	25,055
Ingles Markets, Inc. Class A	2,345	202,538
Kroger Co.	67,817	3,099,915
Natural Grocers by Vitamin Cottage, Inc.	3,652	58,432
†Performance Food Group Co.	12,066	834,364
PriceSmart, Inc.	1,845	139,814
LVIP Dimensional U.S. Core Equity 1 Fund-15

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
SpartanNash Co.	5,888	$135,130
†Sprouts Farmers Market, Inc.	14,602	702,502
Sysco Corp.	17,582	1,285,772
Target Corp.	15,292	2,177,887
†U.S. Foods Holding Corp.	16,963	770,290
†United Natural Foods, Inc.	6,297	102,200
Village Super Market, Inc. Class A	618	16,210
Walgreens Boots Alliance, Inc.	24,875	649,486
Walmart, Inc.	39,713	6,260,754
Weis Markets, Inc.	3,330	212,987
		28,246,375
Food Products–1.06%
Alico, Inc.	234	6,805
Archer-Daniels-Midland Co.	12,334	890,761
B&G Foods, Inc.	9,162	96,201
Bunge Global SA	7,656	772,873
Calavo Growers, Inc.	1,666	48,997
Cal-Maine Foods, Inc.	5,325	305,602
Campbell Soup Co.	16,121	696,911
Conagra Brands, Inc.	20,072	575,264
†Darling Ingredients, Inc.	8,222	409,784
†Farmer Bros Co.	400	1,224
Flowers Foods, Inc.	17,818	401,083
Fresh Del Monte Produce, Inc.	6,313	165,716
†Freshpet, Inc.	885	76,783
General Mills, Inc.	17,739	1,155,518
†Hain Celestial Group, Inc.	9,937	108,810
Hershey Co.	5,358	998,945
Hormel Foods Corp.	18,651	598,884
Ingredion, Inc.	5,806	630,125
J & J Snack Foods Corp.	1,370	228,982
J M Smucker Co.	5,410	683,716
John B Sanfilippo & Son, Inc.	748	77,074
Kellanova	18,088	1,011,300
Kraft Heinz Co.	19,060	704,839
Lamb Weston Holdings, Inc.	5,940	642,055
Lancaster Colony Corp.	1,572	261,565
McCormick & Co., Inc.	7,725	528,493
Mondelez International, Inc. Class A	27,705	2,006,673
†Pilgrim's Pride Corp.	10,200	282,132
†Post Holdings, Inc.	4,512	397,327
Seaboard Corp.	14	49,981
†Simply Good Foods Co.	7,603	301,079
†Sovos Brands, Inc.	4,399	96,910
Tootsie Roll Industries, Inc.	1,545	51,356
†TreeHouse Foods, Inc.	5,737	237,799
Tyson Foods, Inc. Class A	13,612	731,645
†Vital Farms, Inc.	3,700	58,053
WK Kellogg Co.	4,522	59,419
		16,350,684
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.15%
Atmos Energy Corp.	4,750	$550,525
Chesapeake Utilities Corp.	776	81,969
National Fuel Gas Co.	7,308	366,642
New Jersey Resources Corp.	8,468	377,504
Northwest Natural Holding Co.	2,733	106,423
ONE Gas, Inc.	2,955	188,293
Southwest Gas Holdings, Inc.	3,302	209,182
Spire, Inc.	3,336	207,966
UGI Corp.	11,119	273,527
		2,362,031
Health Care Equipment & Supplies–1.78%
Abbott Laboratories	33,572	3,695,270
†Align Technology, Inc.	1,343	367,982
†AngioDynamics, Inc.	5,678	44,516
†Artivion, Inc.	4,470	79,924
†AtriCure, Inc.	1,380	49,252
Atrion Corp.	226	85,607
†Avanos Medical, Inc.	5,480	122,916
†Axogen, Inc.	3,071	20,975
†Axonics, Inc.	1,703	105,978
Baxter International, Inc.	20,388	788,200
Becton Dickinson & Co.	5,266	1,284,009
†Boston Scientific Corp.	19,203	1,110,125
CONMED Corp.	1,948	213,325
Cooper Cos., Inc.	1,861	704,277
DENTSPLY SIRONA, Inc.	12,665	450,747
†Dexcom, Inc.	4,904	608,537
†Edwards Lifesciences Corp.	10,539	803,599
Embecta Corp.	1,053	19,933
†Enovis Corp.	3,676	205,929
†Envista Holdings Corp.	10,550	253,833
GE HealthCare Technologies, Inc.	12,852	993,717
†Glaukos Corp.	2,443	194,194
†Globus Medical, Inc. Class A	9,515	507,054
†Haemonetics Corp.	4,127	352,900
†Hologic, Inc.	10,951	782,449
†ICU Medical, Inc.	1,184	118,092
†IDEXX Laboratories, Inc.	2,544	1,412,047
†Inari Medical, Inc.	600	38,952
†Inogen, Inc.	1,392	7,642
†Inspire Medical Systems, Inc.	361	73,438
†Insulet Corp.	1,037	225,008
†Integer Holdings Corp.	3,432	340,043
†Integra LifeSciences Holdings Corp.	6,337	275,976
†Intuitive Surgical, Inc.	5,805	1,958,375
iRadimed Corp.	465	22,074
†Lantheus Holdings, Inc.	4,262	264,244
LeMaitre Vascular, Inc.	1,018	57,782
†LENSAR, Inc.	1,658	5,820
†LivaNova PLC	3,945	204,114
†Masimo Corp.	2,348	275,209
LVIP Dimensional U.S. Core Equity 1 Fund-16

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Medtronic PLC	25,795	$2,124,992
†Merit Medical Systems, Inc.	4,562	346,529
†Nevro Corp.	1,444	31,075
=†OmniAb, Inc. Earnout Shares	435	0
=†OmniAb, Inc. Earnout Shares.	435	0
†Omnicell, Inc.	2,223	83,651
†OraSure Technologies, Inc.	3,636	29,815
†Orthofix Medical, Inc.	3,866	52,114
†OrthoPediatrics Corp.	984	31,990
†Outset Medical, Inc.	3,960	21,424
†Penumbra, Inc.	719	180,857
†QuidelOrtho Corp.	744	54,833
ResMed, Inc.	3,836	659,869
†STAAR Surgical Co.	700	21,847
STERIS PLC	4,203	924,030
Stryker Corp.	6,250	1,871,625
†Surmodics, Inc.	1,196	43,475
†Tactile Systems Technology, Inc.	3,443	49,235
Teleflex, Inc.	1,857	463,024
†UFP Technologies, Inc.	348	59,870
Utah Medical Products, Inc.	166	13,981
†Varex Imaging Corp.	4,849	99,404
Zimmer Biomet Holdings, Inc.	8,329	1,013,639
†Zimvie, Inc.	832	14,768
		27,316,111
Health Care Providers & Services–2.66%
†Acadia Healthcare Co., Inc.	7,227	561,972
†Accolade, Inc.	200	2,402
†AdaptHealth Corp.	6,653	48,500
†Addus HomeCare Corp.	1,490	138,346
†Agiliti, Inc.	583	4,617
†Agilon Health, Inc.	10,936	137,247
†Amedisys, Inc.	2,782	264,457
†AMN Healthcare Services, Inc.	4,516	338,158
†Apollo Medical Holdings, Inc.	2,925	112,028
†Brookdale Senior Living, Inc.	25,409	147,880
Cardinal Health, Inc.	7,851	791,381
†Castle Biosciences, Inc.	1,800	38,844
Cencora, Inc.	7,005	1,438,687
†Centene Corp.	17,165	1,273,815
Chemed Corp.	1,070	625,682
Cigna Group	9,067	2,715,113
†Community Health Systems, Inc.	14,031	43,917
†CorVel Corp.	1,436	354,994
†Cross Country Healthcare, Inc.	2,295	51,959
CVS Health Corp.	37,955	2,996,927
†DaVita, Inc.	5,212	546,009
Elevance Health, Inc.	6,451	3,042,034
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
Encompass Health Corp.	10,482	$699,359
†Enhabit, Inc.	5,241	54,244
Ensign Group, Inc.	5,309	595,723
†Enzo Biochem, Inc.	4,600	6,394
†Fulgent Genetics, Inc.	3,138	90,720
HCA Healthcare, Inc.	5,163	1,397,521
†HealthEquity, Inc.	2,091	138,633
†Henry Schein, Inc.	6,745	510,664
Humana, Inc.	3,293	1,507,568
Laboratory Corp. of America Holdings	4,241	963,937
McKesson Corp.	3,540	1,638,949
†ModivCare, Inc.	1,930	84,901
†Molina Healthcare, Inc.	2,528	913,392
National HealthCare Corp.	1,916	177,077
National Research Corp.	414	16,378
†NeoGenomics, Inc.	2,472	39,997
†OPKO Health, Inc.	26,983	40,744
†Option Care Health, Inc.	8,414	283,468
†Owens & Minor, Inc.	8,370	161,290
Patterson Cos., Inc.	9,569	272,238
†Pediatrix Medical Group, Inc.	8,411	78,222
†Pennant Group, Inc.	3,570	49,694
†PetIQ, Inc.	1,604	31,679
Premier, Inc. Class A	6,981	156,095
†Progyny, Inc.	1,799	66,887
Quest Diagnostics, Inc.	4,733	652,586
†R1 RCM, Inc.	4,491	47,470
†RadNet, Inc.	2,573	89,463
Select Medical Holdings Corp.	14,513	341,055
†Surgery Partners, Inc.	2,745	87,813
†Tenet Healthcare Corp.	9,313	703,783
U.S. Physical Therapy, Inc.	1,000	93,140
UnitedHealth Group, Inc.	23,464	12,353,092
Universal Health Services, Inc. Class B	5,985	912,353
		40,931,498
Health Care Technology–0.10%
†American Well Corp. Class A	13,369	19,920
†Certara, Inc.	5,749	101,125
†Computer Programs & Systems, Inc.	971	10,875
†Doximity, Inc. Class A	3,034	85,073
†Evolent Health, Inc. Class A	7,583	250,467
†GoodRx Holdings, Inc. Class A	3,965	26,566
HealthStream, Inc.	2,606	70,440
†Phreesia, Inc.	3,969	91,882
†Schrodinger, Inc.	1,980	70,884
Simulations Plus, Inc.	1,079	48,285
†Teladoc Health, Inc.	5,765	124,236
†Veeva Systems, Inc. Class A	2,496	480,530
LVIP Dimensional U.S. Core Equity 1 Fund-17

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Technology (continued)
†Veradigm, Inc.	12,205	$128,030
		1,508,313
Hotels, Restaurants & Leisure–2.05%
†Airbnb, Inc. Class A	6,484	882,732
Aramark	18,038	506,868
†Biglari Holdings, Inc. Class B	1	165
†BJ's Restaurants, Inc.	1,988	71,588
Bloomin' Brands, Inc.	5,220	146,943
†Booking Holdings, Inc.	684	2,426,298
Boyd Gaming Corp.	3,668	229,653
†Brinker International, Inc.	3,450	148,971
†Caesars Entertainment, Inc.	9,211	431,812
†Carnival Corp.	31,390	581,971
Carrols Restaurant Group, Inc.	5,537	43,632
Cheesecake Factory, Inc.	3,055	106,956
†Chipotle Mexican Grill, Inc.	754	1,724,368
Choice Hotels International, Inc.	3,240	367,092
Churchill Downs, Inc.	3,270	441,221
†Chuy's Holdings, Inc.	1,400	53,522
Cracker Barrel Old Country Store, Inc.	2,215	170,732
Darden Restaurants, Inc.	6,466	1,062,364
†Dave & Buster's Entertainment, Inc.	4,590	247,171
†Denny's Corp.	3,860	41,997
Dine Brands Global, Inc.	793	39,372
Domino's Pizza, Inc.	1,117	460,461
†DoorDash, Inc. Class A	5,918	585,231
†DraftKings, Inc. Class A	7,514	264,868
†El Pollo Loco Holdings, Inc.	3,990	35,192
†Expedia Group, Inc.	2,936	445,655
†First Watch Restaurant Group, Inc.	5,102	102,550
†Hilton Grand Vacations, Inc.	2,114	84,940
Hilton Worldwide Holdings, Inc.	7,022	1,278,636
Hyatt Hotels Corp. Class A	2,033	265,123
Jack in the Box, Inc.	1,951	159,260
Krispy Kreme, Inc.	3,368	50,823
Las Vegas Sands Corp.	5,982	294,374
†Life Time Group Holdings, Inc.	2,979	44,923
†Light & Wonder, Inc. Class A	5,966	489,868
Marriott International, Inc. Class A	6,749	1,521,967
Marriott Vacations Worldwide Corp.	3,604	305,944
McDonald's Corp.	17,431	5,168,466
†MGM Resorts International	13,750	614,350
†Norwegian Cruise Line Holdings Ltd.	5,416	108,537
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Papa John's International, Inc.	2,370	$180,665
†Penn Entertainment, Inc.	9,276	241,361
†Planet Fitness, Inc. Class A	6,007	438,511
†Playa Hotels & Resorts NV	8,564	74,079
†Red Robin Gourmet Burgers, Inc.	2,551	31,811
Red Rock Resorts, Inc. Class A	4,288	228,679
†Royal Caribbean Cruises Ltd.	10,175	1,317,561
†SeaWorld Entertainment, Inc.	4,700	248,301
†Shake Shack, Inc. Class A	1,397	103,546
†Six Flags Entertainment Corp.	2,363	59,264
Starbucks Corp.	27,806	2,669,654
Texas Roadhouse, Inc.	5,372	656,620
Travel & Leisure Co.	3,900	152,451
Vail Resorts, Inc.	2,068	441,456
Wendy's Co.	21,332	415,547
Wingstop, Inc.	2,063	529,325
Wyndham Hotels & Resorts, Inc.	4,719	379,455
Wynn Resorts Ltd.	3,118	284,081
Yum! Brands, Inc.	8,774	1,146,411
		31,605,374
Household Durables–1.28%
†Beazer Homes USA, Inc.	1,618	54,672
†Cavco Industries, Inc.	837	290,121
Century Communities, Inc.	3,853	351,162
DR Horton, Inc.	13,081	1,988,050
†Dream Finders Homes, Inc. Class A	3,347	118,919
Ethan Allen Interiors, Inc.	3,617	115,455
Flexsteel Industries, Inc.	262	4,939
Garmin Ltd.	6,913	888,597
†GoPro, Inc. Class A	2,300	7,981
†Green Brick Partners, Inc.	1,200	62,328
Hamilton Beach Brands Holding Co. Class A	400	6,996
†Helen of Troy Ltd.	2,108	254,667
Hooker Furnishings Corp.	1,803	47,022
†Hovnanian Enterprises, Inc. Class A	705	109,712
Installed Building Products, Inc.	2,299	420,303
†iRobot Corp.	1,300	50,310
KB Home	9,361	584,688
La-Z-Boy, Inc.	5,162	190,581
Leggett & Platt, Inc.	12,560	328,695
Lennar Corp. Class A	13,397	1,988,999
†LGI Homes, Inc.	2,369	315,456
†Lovesac Co.	1,377	35,182
†M/I Homes, Inc.	4,399	605,918
LVIP Dimensional U.S. Core Equity 1 Fund-18

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
MDC Holdings, Inc.	7,338	$405,425
Meritage Homes Corp.	4,786	833,721
†Mohawk Industries, Inc.	2,934	303,669
Newell Brands, Inc.	34,587	300,215
†NVR, Inc.	229	1,603,103
PulteGroup, Inc.	21,401	2,209,011
Purple Innovation, Inc.	2,397	2,469
SharkNinja, Inc.	1,068	54,650
†Skyline Champion Corp.	3,677	273,054
†Sonos, Inc.	2,851	48,866
†Taylor Morrison Home Corp.	12,982	692,590
Tempur Sealy International, Inc.	9,791	499,047
Toll Brothers, Inc.	9,920	1,019,677
†TopBuild Corp.	3,484	1,303,922
†Tri Pointe Homes, Inc.	13,629	482,467
†Universal Electronics, Inc.	1,276	11,982
†Vizio Holding Corp. Class A	6,709	51,659
Whirlpool Corp.	4,124	502,180
Worthington Enterprises, Inc.	3,912	225,136
		19,643,596
Household Products–0.94%
†Central Garden & Pet Co.	5,724	253,523
Church & Dwight Co., Inc.	8,518	805,462
Clorox Co.	5,232	746,031
Colgate-Palmolive Co.	19,786	1,577,142
Energizer Holdings, Inc.	6,619	209,690
Kimberly-Clark Corp.	9,668	1,174,759
Procter & Gamble Co.	62,265	9,124,313
Reynolds Consumer Products, Inc.	1,713	45,977
Spectrum Brands Holdings, Inc.	4,932	393,426
WD-40 Co.	802	191,734
		14,522,057
Independent Power and Renewable Electricity Producers–0.17%
AES Corp.	23,697	456,167
Brookfield Renewable Corp. Class A	8,421	242,441
Clearway Energy, Inc. Class A	11,203	299,528
Ormat Technologies, Inc.	5,007	379,481
†Sunnova Energy International, Inc.	2,425	36,981
Vistra Corp.	32,916	1,267,924
		2,682,522
Industrial Conglomerates–0.55%
3M Co.	18,611	2,034,554
General Electric Co.	20,420	2,606,205
Honeywell International, Inc.	18,336	3,845,243
		8,486,002
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance–2.96%
Aflac, Inc.	16,933	$1,396,972
Allstate Corp.	10,688	1,496,106
†Ambac Financial Group, Inc.	5,809	95,732
†American Equity Investment Life Holding Co.	7,892	440,374
American Financial Group, Inc.	6,291	747,937
American International Group, Inc.	28,379	1,922,677
AMERISAFE, Inc.	2,406	112,553
Aon PLC Class A	4,985	1,450,735
†Arch Capital Group Ltd.	16,970	1,260,362
Arthur J Gallagher & Co.	3,988	896,821
Assurant, Inc.	4,180	704,288
Assured Guaranty Ltd.	8,298	620,939
Axis Capital Holdings Ltd.	7,323	405,475
†Brighthouse Financial, Inc.	6,932	366,841
Brown & Brown, Inc.	13,294	945,336
†BRP Group, Inc. Class A	1,800	43,236
Chubb Ltd.	11,488	2,596,288
Cincinnati Financial Corp.	7,701	796,745
CNA Financial Corp.	2,034	86,059
CNO Financial Group, Inc.	2,788	77,785
Donegal Group, Inc. Class A	1,349	18,873
†eHealth, Inc.	2,423	21,129
Employers Holdings, Inc.	3,284	129,390
†Enstar Group Ltd.	1,331	391,780
Erie Indemnity Co. Class A	918	307,457
Everest Group Ltd.	2,122	750,297
F&G Annuities & Life, Inc.	1,879	86,434
Fidelity National Financial, Inc.	24,887	1,269,735
First American Financial Corp.	8,033	517,647
†Genworth Financial, Inc. Class A	43,794	292,544
Globe Life, Inc.	6,092	741,518
†Goosehead Insurance, Inc. Class A	1,734	131,437
†Greenlight Capital Re Ltd. Class A	4,459	50,922
Hanover Insurance Group, Inc.	4,144	503,164
Hartford Financial Services Group, Inc.	17,899	1,438,722
HCI Group, Inc.	2,595	226,803
†Heritage Insurance Holdings, Inc.	3,747	24,430
Horace Mann Educators Corp.	5,165	168,895
James River Group Holdings Ltd.	3,086	28,515
Kemper Corp.	7,106	345,849
Kinsale Capital Group, Inc.	1,057	354,000
Loews Corp.	10,924	760,201
LVIP Dimensional U.S. Core Equity 1 Fund-19

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
†Maiden Holdings Ltd.	12,125	$27,766
†Markel Group, Inc.	624	886,018
Marsh & McLennan Cos., Inc.	14,477	2,742,957
Mercury General Corp.	6,071	226,509
MetLife, Inc.	16,409	1,085,127
National Western Life Group, Inc. Class A	415	200,453
†NI Holdings, Inc.	900	11,691
Old Republic International Corp.	22,806	670,496
†Oscar Health, Inc. Class A	8,880	81,252
†Palomar Holdings, Inc.	897	49,783
Primerica, Inc.	4,918	1,011,928
Principal Financial Group, Inc.	14,167	1,114,518
ProAssurance Corp.	6,511	89,787
Progressive Corp.	9,964	1,587,066
Prudential Financial, Inc.	19,150	1,986,046
Reinsurance Group of America, Inc.	4,774	772,338
RenaissanceRe Holdings Ltd.	3,891	762,636
RLI Corp.	3,097	412,273
Safety Insurance Group, Inc.	2,074	157,603
Selective Insurance Group, Inc.	4,229	420,701
†SiriusPoint Ltd.	13,203	153,155
Stewart Information Services Corp.	3,350	196,812
Tiptree, Inc.	2,925	55,458
Travelers Cos., Inc.	14,707	2,801,536
†Trupanion, Inc.	1,512	46,131
United Fire Group, Inc.	3,480	70,018
Universal Insurance Holdings, Inc.	7,335	117,213
Unum Group	9,122	412,497
W R Berkley Corp.	12,508	884,566
White Mountains Insurance Group Ltd.	305	459,028
Willis Towers Watson PLC	4,394	1,059,833
		45,576,198
Interactive Media & Services–4.07%
†Alphabet, Inc. Class A	139,615	19,502,819
†Alphabet, Inc. Class C	124,351	17,524,787
†Angi, Inc.	2,100	5,229
†Bumble, Inc. Class A	8,172	120,455
†Cargurus, Inc.	7,758	187,433
†Cars.com, Inc.	8,684	164,736
†DHI Group, Inc.	5,517	14,289
eBay, Inc.	35,380	1,543,276
†Match Group, Inc.	9,882	360,693
†Meta Platforms, Inc. Class A	61,398	21,732,436
†Pinterest, Inc. Class A	7,293	270,133
†QuinStreet, Inc.	3,909	50,113
Shutterstock, Inc.	1,235	59,626
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Snap, Inc. Class A	4,200	$71,106
†TripAdvisor, Inc.	8,010	172,455
†TrueCar, Inc.	10,819	37,434
†Yelp, Inc.	6,349	300,562
†Zedge, Inc. Class B	1,132	2,660
†Ziff Davis, Inc.	5,206	349,791
†ZoomInfo Technologies, Inc.	7,631	141,097
		62,611,130
IT Services–1.36%
Accenture PLC Class A	20,137	7,066,275
†Akamai Technologies, Inc.	7,037	832,829
Amdocs Ltd.	5,634	495,172
†Cloudflare, Inc. Class A	1,236	102,909
Cognizant Technology Solutions Corp. Class A	17,896	1,351,685
†DigitalOcean Holdings, Inc.	1,591	58,374
†DXC Technology Co.	19,155	438,075
†Edgio, Inc.	5,104	1,748
†EPAM Systems, Inc.	1,459	433,819
†Fastly, Inc. Class A	7,448	132,574
†Gartner, Inc.	2,793	1,259,950
†Globant SA	1,717	408,612
†GoDaddy, Inc. Class A	3,510	372,622
†Grid Dynamics Holdings, Inc.	2,476	33,005
Hackett Group, Inc.	2,613	59,498
International Business Machines Corp.	30,732	5,026,218
†Kyndryl Holdings, Inc.	8,787	182,594
†MongoDB, Inc.	835	341,390
†Okta, Inc.	4,050	366,646
†Perficient, Inc.	3,007	197,921
†Snowflake, Inc. Class A	2,969	590,831
†Twilio, Inc. Class A	4,824	365,997
†Unisys Corp.	5,740	32,259
†VeriSign, Inc.	3,545	730,128
		20,881,131
Leisure Products–0.22%
Acushnet Holdings Corp.	6,089	384,642
†American Outdoor Brands, Inc.	2,016	16,934
Brunswick Corp.	7,857	760,165
†Funko, Inc. Class A	2,122	16,403
Hasbro, Inc.	7,816	399,085
Johnson Outdoors, Inc. Class A	842	44,980
†Malibu Boats, Inc. Class A	2,224	121,920
†MasterCraft Boat Holdings, Inc.	814	18,429
†Mattel, Inc.	23,363	441,093
Polaris, Inc.	4,675	443,050
Smith & Wesson Brands, Inc.	8,067	109,388
†Topgolf Callaway Brands Corp.	17,355	248,871
LVIP Dimensional U.S. Core Equity 1 Fund-20

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Products (continued)
†Vista Outdoor, Inc.	7,301	$215,891
†YETI Holdings, Inc.	3,031	156,945
		3,377,796
Life Sciences Tools & Services–1.10%
†10X Genomics, Inc. Class A	1,701	95,188
†Adaptive Biotechnologies Corp.	4,935	24,181
Agilent Technologies, Inc.	6,123	851,281
†Avantor, Inc.	21,138	482,581
†Azenta, Inc.	1,860	121,160
†BioLife Solutions, Inc.	2,557	41,551
†Bio-Rad Laboratories, Inc. Class A	1,192	384,885
Bio-Techne Corp.	3,925	302,853
Bruker Corp.	7,953	584,386
†Charles River Laboratories International, Inc.	2,668	630,715
†CryoPort, Inc.	1,498	23,204
Danaher Corp.	12,129	2,805,923
†Fortrea Holdings, Inc.	4,241	148,011
†Illumina, Inc.	2,544	354,227
†IQVIA Holdings, Inc.	7,712	1,784,403
†Maravai LifeSciences Holdings, Inc. Class A	3,739	24,490
†Medpace Holdings, Inc.	1,490	456,730
Mesa Laboratories, Inc.	369	38,660
†Mettler-Toledo International, Inc.	685	830,878
†OmniAb, Inc.	5,630	34,737
†Pacific Biosciences of California, Inc.	7,862	77,126
†Quanterix Corp.	2,102	57,469
†Repligen Corp.	1,556	279,769
Revvity, Inc.	4,258	465,442
†Seer, Inc.	3,658	7,096
†Sotera Health Co.	13,181	222,100
Thermo Fisher Scientific, Inc.	7,783	4,131,139
†Waters Corp.	2,540	836,244
West Pharmaceutical Services, Inc.	2,301	810,228
		16,906,657
Machinery–2.87%
†3D Systems Corp.	12,600	80,010
AGCO Corp.	8,002	971,523
Alamo Group, Inc.	1,267	266,311
Albany International Corp. Class A	2,740	269,123
Allison Transmission Holdings, Inc.	11,348	659,886
Astec Industries, Inc.	2,784	103,565
Barnes Group, Inc.	5,223	170,426
Caterpillar, Inc.	20,212	5,976,082
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†Chart Industries, Inc.	2,648	$361,002
Columbus McKinnon Corp.	2,989	116,631
†Commercial Vehicle Group, Inc.	1,272	8,917
Crane Co.	5,256	620,944
Cummins, Inc.	6,637	1,590,026
Deere & Co.	9,345	3,736,785
Donaldson Co., Inc.	11,081	724,143
Douglas Dynamics, Inc.	3,649	108,302
Dover Corp.	7,527	1,157,728
†Energy Recovery, Inc.	5,205	98,062
Enerpac Tool Group Corp.	5,155	160,269
Enpro, Inc.	2,717	425,863
Esab Corp.	3,676	318,415
ESCO Technologies, Inc.	2,378	278,297
Federal Signal Corp.	6,198	475,634
Flowserve Corp.	11,478	473,123
Fortive Corp.	13,093	964,038
Franklin Electric Co., Inc.	3,933	380,124
†Gates Industrial Corp. PLC	6,364	85,405
Gorman-Rupp Co.	3,528	125,350
Graco, Inc.	5,884	510,496
Greenbrier Cos., Inc.	3,320	146,678
Helios Technologies, Inc.	4,083	185,164
Hillenbrand, Inc.	7,862	376,197
Hyster-Yale Materials Handling, Inc.	2,265	140,860
IDEX Corp.	2,515	546,032
Illinois Tool Works, Inc.	9,327	2,443,114
Ingersoll Rand, Inc.	16,635	1,286,551
ITT, Inc.	6,662	794,910
John Bean Technologies Corp.	2,531	251,708
Kadant, Inc.	857	240,226
Kennametal, Inc.	8,400	216,636
†L B Foster Co. Class A	1,339	29,445
Lincoln Electric Holdings, Inc.	4,061	883,105
Lindsay Corp.	1,086	140,268
Luxfer Holdings PLC	1,823	16,298
†Manitowoc Co., Inc.	5,279	88,106
†Middleby Corp.	4,387	645,635
Miller Industries, Inc.	382	16,155
Mueller Industries, Inc.	12,894	607,952
Mueller Water Products, Inc. Class A	14,392	207,245
†NN, Inc.	2,981	11,924
Nordson Corp.	1,898	501,376
Omega Flex, Inc.	333	23,480
Oshkosh Corp.	4,650	504,106
Otis Worldwide Corp.	12,746	1,140,385
PACCAR, Inc.	18,035	1,761,118
Parker-Hannifin Corp.	2,653	1,222,237
Park-Ohio Holdings Corp.	1,206	32,514
Pentair PLC	14,502	1,054,440
LVIP Dimensional U.S. Core Equity 1 Fund-21

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†Proto Labs, Inc.	1,861	$72,504
†RBC Bearings, Inc.	1,225	348,990
REV Group, Inc.	7,071	128,480
Shyft Group, Inc.	3,500	42,770
Snap-on, Inc.	2,574	743,474
†SPX Technologies, Inc.	3,638	367,474
Standex International Corp.	1,405	222,524
Stanley Black & Decker, Inc.	6,307	618,717
†Stratasys Ltd.	4,881	69,701
†Symbotic, Inc.	1,331	68,320
Tennant Co.	1,546	143,299
Terex Corp.	5,972	343,151
Timken Co.	6,955	557,443
†Titan International, Inc.	4,215	62,719
Toro Co.	7,658	735,091
Trinity Industries, Inc.	8,244	219,208
Wabash National Corp.	7,597	194,635
Watts Water Technologies, Inc. Class A	2,301	479,390
Westinghouse Air Brake Technologies Corp.	8,019	1,017,611
Xylem, Inc.	8,817	1,008,312
		44,174,158
Marine–0.08%
Costamare, Inc.	10,400	108,264
Eagle Bulk Shipping, Inc.	1,598	88,529
Genco Shipping & Trading Ltd.	1,685	27,954
†Kirby Corp.	5,754	451,574
Matson, Inc.	5,348	586,141
		1,262,462
Media–1.28%
†Altice USA, Inc. Class A	14,605	47,466
†AMC Networks, Inc. Class A	4,165	78,260
†Boston Omaha Corp. Class A	1,169	18,388
Cable One, Inc.	488	271,616
†Charter Communications, Inc. Class A	4,629	1,799,200
Comcast Corp. Class A	195,671	8,580,173
†comScore, Inc.	315	5,261
†DISH Network Corp. Class A	15,803	91,183
Entravision Communications Corp. Class A	11,605	48,393
†EW Scripps Co. Class A	6,953	55,554
Fox Corp. Class A	27,415	787,483
†Gannett Co., Inc.	20,670	47,541
Gray Television, Inc.	12,929	115,844
†iHeartMedia, Inc. Class A	4,613	12,317
†Integral Ad Science Holding Corp.	5,146	74,051
Interpublic Group of Cos., Inc.	32,184	1,050,486
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
John Wiley & Sons, Inc. Class A	3,749	$118,995
†Liberty Broadband Corp. Class A	6,444	519,383
†Liberty Media Corp.-Liberty SiriusXM Class A	19,738	567,819
†Magnite, Inc.	6,973	65,128
New York Times Co. Class A	12,678	621,095
News Corp. Class A	29,560	738,563
Nexstar Media Group, Inc. Class A	5,697	893,005
Omnicom Group, Inc.	14,327	1,239,429
Paramount Global Class A	31,115	461,058
†PubMatic, Inc. Class A	2,989	48,751
Scholastic Corp.	4,716	177,793
Sinclair, Inc.	2,784	36,276
Sirius XM Holdings, Inc.	42,939	234,876
†TechTarget, Inc.	700	24,402
TEGNA, Inc.	19,613	300,079
†Thryv Holdings, Inc.	3,667	74,623
†Trade Desk, Inc. Class A	6,873	494,581
†WideOpenWest, Inc.	3,108	12,587
		19,711,659
Metals & Mining–1.17%
Alcoa Corp.	15,794	536,996
Alpha Metallurgical Resources, Inc.	1,385	469,404
Arch Resources, Inc.	2,884	478,571
†ATI, Inc.	9,302	422,962
Carpenter Technology Corp.	5,905	418,074
†Century Aluminum Co.	9,619	116,775
†Cleveland-Cliffs, Inc.	42,600	869,892
†Coeur Mining, Inc.	23,894	77,894
Commercial Metals Co.	12,040	602,482
Compass Minerals International, Inc.	3,859	97,710
†Ferroglobe PLC	12,975	84,467
Freeport-McMoRan, Inc.	40,819	1,737,665
Haynes International, Inc.	1,268	72,339
Hecla Mining Co.	58,317	280,505
Kaiser Aluminum Corp.	1,961	139,603
Materion Corp.	2,300	299,299
†MP Materials Corp.	4,592	91,151
Newmont Corp.	24,162	1,000,065
Nucor Corp.	19,118	3,327,297
Olympic Steel, Inc.	684	45,623
Ramaco Resources, Inc. Class A	5,604	92,662
Reliance Steel & Aluminum Co.	3,873	1,083,201
Royal Gold, Inc.	5,496	664,796
Ryerson Holding Corp.	3,181	110,317
Schnitzer Steel Industries, Inc. Class A	2,756	83,121
LVIP Dimensional U.S. Core Equity 1 Fund-22

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
Southern Copper Corp.	4,923	$423,723
Steel Dynamics, Inc.	21,496	2,538,678
SunCoke Energy, Inc.	15,427	165,686
†TimkenSteel Corp.	6,778	158,944
Tredegar Corp.	3,092	16,728
U.S. Steel Corp.	19,736	960,156
Warrior Met Coal, Inc.	5,674	345,944
†Worthington Steel, Inc.	3,912	109,927
		17,922,657
Multiline Retail–2.55%
†Amazon.com, Inc.	235,193	35,735,224
Big Lots, Inc.	4,322	33,668
Dillard's, Inc. Class A	3,626	1,463,635
†Etsy, Inc.	4,697	380,692
Kohl's Corp.	13,750	394,350
Macy's, Inc.	35,090	706,011
Nordstrom, Inc.	9,791	180,644
†Ollie's Bargain Outlet Holdings, Inc.	3,936	298,703
†Qurate Retail, Inc.	23,614	20,674
		39,213,601
Multi-Utilities–0.55%
Ameren Corp.	8,666	626,899
Avista Corp.	5,502	196,642
Black Hills Corp.	4,628	249,681
CenterPoint Energy, Inc.	22,804	651,510
CMS Energy Corp.	9,604	557,704
Consolidated Edison, Inc.	10,269	934,171
Dominion Energy, Inc.	21,497	1,010,359
DTE Energy Co.	6,090	671,483
NiSource, Inc.	16,856	447,527
Northwestern Energy Group, Inc.	3,593	182,848
Public Service Enterprise Group, Inc.	16,849	1,030,316
Sempra	13,832	1,033,665
Unitil Corp.	1,492	78,434
WEC Energy Group, Inc.	9,957	838,081
		8,509,320
Oil, Gas & Consumable Fuels–5.25%
Antero Midstream Corp.	23,697	296,923
†Antero Resources Corp.	18,631	422,551
APA Corp.	13,167	472,432
Ardmore Shipping Corp.	7,654	107,845
Berry Corp.	5,961	41,906
California Resources Corp.	3,924	214,564
†Callon Petroleum Co.	5,442	176,321
†Centrus Energy Corp. Class A	1,440	78,350
Cheniere Energy, Inc.	7,467	1,274,692
Chesapeake Energy Corp.	9,890	760,937
Chevron Corp.	65,290	9,738,656
Chord Energy Corp.	2,891	480,571
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Civitas Resources, Inc.	1,358	$92,860
†Clean Energy Fuels Corp.	25,088	96,087
†CNX Resources Corp.	18,203	364,060
Comstock Resources, Inc.	15,974	141,370
ConocoPhillips	48,451	5,623,708
CONSOL Energy, Inc.	4,705	472,994
Coterra Energy, Inc.	69,289	1,768,255
CVR Energy, Inc.	8,133	246,430
Delek U.S. Holdings, Inc.	9,997	257,923
Devon Energy Corp.	39,817	1,803,710
DHT Holdings, Inc.	14,019	137,526
Diamondback Energy, Inc.	11,933	1,850,570
Dorian LPG Ltd.	4,395	192,809
DT Midstream, Inc.	4,017	220,132
†EnLink Midstream LLC	18,193	221,227
EOG Resources, Inc.	21,512	2,601,876
EQT Corp.	18,234	704,926
Equitrans Midstream Corp.	22,257	226,576
Evolution Petroleum Corp.	4,707	27,348
Exxon Mobil Corp.	186,295	18,625,774
FutureFuel Corp.	4,566	27,761
†Green Plains, Inc.	4,898	123,528
†Gulfport Energy Corp.	612	81,518
†Hallador Energy Co.	3,076	27,192
Hess Corp.	13,512	1,947,890
HF Sinclair Corp.	16,418	912,348
International Seaways, Inc.	3,390	154,177
Kinder Morgan, Inc.	61,710	1,088,564
†Kosmos Energy Ltd.	44,165	296,347
Magnolia Oil & Gas Corp. Class A	17,053	363,058
Marathon Oil Corp.	44,625	1,078,140
Marathon Petroleum Corp.	19,735	2,927,885
Matador Resources Co.	11,368	646,384
Murphy Oil Corp.	15,669	668,440
NACCO Industries, Inc. Class A	200	7,300
New Fortress Energy, Inc.	7,583	286,107
Nordic American Tankers Ltd.	15,205	63,861
Northern Oil & Gas, Inc.	1,952	72,361
Occidental Petroleum Corp.	52,795	3,152,389
ONEOK, Inc.	22,451	1,576,509
Overseas Shipholding Group, Inc. Class A	8,828	46,524
Ovintiv, Inc.	18,110	795,391
†Par Pacific Holdings, Inc.	6,187	225,021
PBF Energy, Inc. Class A	14,133	621,287
Peabody Energy Corp.	15,632	380,170
Permian Resources Corp.	27,191	369,798
Phillips 66	15,181	2,021,198
PHX Minerals, Inc.	1,806	5,815
Pioneer Natural Resources Co.	9,403	2,114,547
Range Resources Corp.	18,226	554,799
LVIP Dimensional U.S. Core Equity 1 Fund-23

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
†REX American Resources Corp.	3,126	$147,860
Scorpio Tankers, Inc.	6,981	424,445
SFL Corp. Ltd.	13,649	153,961
†SilverBow Resources, Inc.	2,049	59,585
Sitio Royalties Corp. Class A	3,933	92,465
SM Energy Co.	15,164	587,150
†Southwestern Energy Co.	52,528	344,058
†Talos Energy, Inc.	7,201	102,470
Targa Resources Corp.	9,633	836,819
†Teekay Corp.	13,659	97,662
Teekay Tankers Ltd. Class A	5,037	251,699
Texas Pacific Land Corp.	214	336,504
Valero Energy Corp.	23,740	3,086,200
†Vital Energy, Inc.	1,478	67,234
Vitesse Energy, Inc.	1,949	42,664
W&T Offshore, Inc.	14,633	47,704
Williams Cos., Inc.	41,745	1,453,978
World Kinect Corp.	8,358	190,395
		80,701,071
Paper & Forest Products–0.06%
†Clearwater Paper Corp.	2,473	89,325
†Glatfelter Corp.	4,944	9,591
Louisiana-Pacific Corp.	8,881	629,041
Mercer International, Inc.	10,372	98,327
Sylvamo Corp.	1,931	94,831
		921,115
Personal Products–0.35%
†BellRing Brands, Inc.	10,725	594,487
†Coty, Inc. Class A	39,789	494,179
Edgewell Personal Care Co.	5,853	214,395
†elf Beauty, Inc.	3,904	563,503
Estee Lauder Cos., Inc. Class A	5,834	853,223
†Herbalife Ltd.	9,618	146,771
†Honest Co., Inc.	14,486	47,804
Inter Parfums, Inc.	2,708	389,979
Kenvue, Inc.	85,439	1,839,502
Medifast, Inc.	806	54,179
Natural Health Trends Corp.	1,722	10,057
Nu Skin Enterprises, Inc. Class A	4,913	95,410
†USANA Health Sciences, Inc.	2,193	117,545
		5,421,034
Pharmaceuticals–3.05%
†Amneal Pharmaceuticals, Inc.	12,683	76,986
†Amphastar Pharmaceuticals, Inc.	6,150	380,378
†ANI Pharmaceuticals, Inc.	738	40,693
†Assertio Holdings, Inc.	927	992
Bristol-Myers Squibb Co.	69,858	3,584,414
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Cara Therapeutics, Inc.	5,249	$3,900
†Catalent, Inc.	9,056	406,886
†Collegium Pharmaceutical, Inc.	361	11,112
†Corcept Therapeutics, Inc.	5,666	184,032
†Cymabay Therapeutics, Inc.	5,176	122,257
†Elanco Animal Health, Inc.	22,076	328,932
Eli Lilly & Co.	25,107	14,635,373
†Fulcrum Therapeutics, Inc.	6,899	46,568
†Harmony Biosciences Holdings, Inc.	1,454	46,964
†Innoviva, Inc.	12,944	207,622
†Jazz Pharmaceuticals PLC	4,967	610,941
Johnson & Johnson	73,707	11,552,835
†Ligand Pharmaceuticals, Inc.	1,149	82,062
Merck & Co., Inc.	46,044	5,019,717
†Nektar Therapeutics	9,757	5,513
†NGM Biopharmaceuticals, Inc.	1,298	1,115
Organon & Co.	9,303	134,149
†Pacira BioSciences, Inc.	3,506	118,292
Perrigo Co. PLC	8,951	288,043
Pfizer, Inc.	183,865	5,293,473
Phibro Animal Health Corp. Class A	1,442	16,698
†Prestige Consumer Healthcare, Inc.	4,178	255,777
SIGA Technologies, Inc.	5,213	29,193
†Supernus Pharmaceuticals, Inc.	3,800	109,972
†Taro Pharmaceutical Industries Ltd.	3,413	142,595
†Tarsus Pharmaceuticals, Inc.	1,337	27,074
Viatris, Inc.	55,995	606,426
Zoetis, Inc.	12,497	2,466,533
		46,837,517
Professional Services–1.43%
†Alight, Inc. Class A	12,149	103,631
†ASGN, Inc.	5,526	531,435
Automatic Data Processing, Inc.	13,475	3,139,271
Barrett Business Services, Inc.	300	34,740
Booz Allen Hamilton Holding Corp.	5,804	742,390
Broadridge Financial Solutions, Inc.	5,085	1,046,239
†CACI International, Inc. Class A	1,969	637,680
†CBIZ, Inc.	4,603	288,102
†Ceridian HCM Holding, Inc.	3,040	204,045
†Clarivate PLC	13,346	123,584
Concentrix Corp.	4,848	476,122
†Conduent, Inc.	18,114	66,116
LVIP Dimensional U.S. Core Equity 1 Fund-24

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
CRA International, Inc.	434	$42,901
CSG Systems International, Inc.	2,870	152,713
Dun & Bradstreet Holdings, Inc.	7,947	92,980
Equifax, Inc.	3,968	981,247
†ExlService Holdings, Inc.	11,460	353,541
Exponent, Inc.	3,302	290,708
First Advantage Corp.	3,752	62,171
†Forrester Research, Inc.	2,034	54,531
†Franklin Covey Co.	993	43,225
†FTI Consulting, Inc.	2,774	552,442
Genpact Ltd.	13,859	481,046
Heidrick & Struggles International, Inc.	2,100	62,013
†Huron Consulting Group, Inc.	2,990	307,372
†IBEX Holdings Ltd.	1,265	24,048
ICF International, Inc.	2,478	332,275
Insperity, Inc.	2,353	275,819
Jacobs Solutions, Inc.	5,278	685,084
KBR, Inc.	11,823	655,112
Kelly Services, Inc. Class A	5,692	123,061
Kforce, Inc.	2,567	173,426
Korn Ferry	5,540	328,799
†Legalzoom.com, Inc.	5,142	58,105
Leidos Holdings, Inc.	6,591	713,410
ManpowerGroup, Inc.	5,185	412,052
Maximus, Inc.	3,536	296,529
†Mistras Group, Inc.	3,448	25,239
†NV5 Global, Inc.	1,400	155,568
†Parsons Corp.	4,776	299,503
Paychex, Inc.	9,227	1,099,028
Paycom Software, Inc.	1,845	381,398
†Paycor HCM, Inc.	2,503	54,040
†Paylocity Holding Corp.	1,068	176,060
Resources Connection, Inc.	4,071	57,686
Robert Half, Inc.	9,812	862,671
Science Applications International Corp.	4,223	525,003
SS&C Technologies Holdings, Inc.	11,265	688,404
†Sterling Check Corp.	2,663	37,069
†TaskUS, Inc. Class A	1,624	21,226
TransUnion	3,586	246,394
†TriNet Group, Inc.	3,156	375,343
†TrueBlue, Inc.	5,561	85,306
TTEC Holdings, Inc.	4,912	106,443
Verisk Analytics, Inc.	7,100	1,695,906
†Verra Mobility Corp.	6,816	156,972
†Willdan Group, Inc.	1,232	26,488
		22,023,712
Real Estate Management & Development–0.33%
†Anywhere Real Estate, Inc.	15,606	126,565
†CBRE Group, Inc. Class A	13,455	1,252,526
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Real Estate Management & Development (continued)
†CoStar Group, Inc.	7,680	$671,155
†Cushman & Wakefield PLC	4,785	51,678
DigitalBridge Group, Inc.	3,152	55,286
Douglas Elliman, Inc.	7,459	22,004
eXp World Holdings, Inc.	2,976	46,188
†Forestar Group, Inc.	476	15,741
†FRP Holdings, Inc.	631	39,677
†Howard Hughes Holdings, Inc.	4,225	361,449
†Jones Lang LaSalle, Inc.	3,942	744,526
Kennedy-Wilson Holdings, Inc.	16,113	199,479
Marcus & Millichap, Inc.	4,001	174,764
Newmark Group, Inc. Class A	20,238	221,809
†Opendoor Technologies, Inc.	22,523	100,903
†Rafael Holdings, Inc. Class B	1,698	3,107
RE/MAX Holdings, Inc. Class A	3,816	50,867
RMR Group, Inc. Class A	862	24,334
St. Joe Co.	5,394	324,611
†Stratus Properties, Inc.	836	24,127
†Tejon Ranch Co.	2,365	40,678
†Zillow Group, Inc. Class A	9,396	541,105
		5,092,579
Road & Rail–1.37%
ArcBest Corp.	3,105	373,252
Avis Budget Group, Inc.	2,450	434,287
Covenant Logistics Group, Inc.	3,400	156,536
CSX Corp.	71,599	2,482,337
†Daseke, Inc.	629	5,095
Heartland Express, Inc.	11,699	166,828
†Hertz Global Holdings, Inc.	17,404	180,828
JB Hunt Transport Services, Inc.	6,558	1,309,895
Knight-Swift Transportation Holdings, Inc.	13,736	791,880
Landstar System, Inc.	3,625	701,981
Marten Transport Ltd.	9,004	188,904
Norfolk Southern Corp.	6,868	1,623,458
Old Dominion Freight Line, Inc.	3,061	1,240,715
†PAM Transportation Services, Inc.	1,224	25,435
†RXO, Inc.	9,670	224,924
Ryder System, Inc.	5,995	689,785
†Saia, Inc.	2,727	1,195,026
Schneider National, Inc. Class B	9,043	230,144
†Uber Technologies, Inc.	14,942	919,979
†U-Haul Holding Co.	16,630	1,173,679
Union Pacific Corp.	23,513	5,775,263
Universal Logistics Holdings, Inc.	2,500	70,050
LVIP Dimensional U.S. Core Equity 1 Fund-25

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
Werner Enterprises, Inc.	7,912	$335,232
†XPO, Inc.	9,670	846,995
		21,142,508
Semiconductors & Semiconductor Equipment–6.62%
†Advanced Micro Devices, Inc.	30,523	4,499,395
†Allegro MicroSystems, Inc.	1,702	51,520
†Alpha & Omega Semiconductor Ltd.	1,200	31,272
†Ambarella, Inc.	1,579	96,777
Amkor Technology, Inc.	32,720	1,088,594
Analog Devices, Inc.	10,644	2,113,473
Applied Materials, Inc.	26,464	4,289,021
†Axcelis Technologies, Inc.	3,896	505,272
Broadcom, Inc.	16,057	17,923,626
†CEVA, Inc.	1,850	42,014
†Cirrus Logic, Inc.	4,291	356,968
†Cohu, Inc.	4,934	174,614
†Credo Technology Group Holding Ltd.	5,380	104,749
†Diodes, Inc.	3,823	307,828
†Enphase Energy, Inc.	3,297	435,666
Entegris, Inc.	6,301	754,986
†First Solar, Inc.	4,407	759,238
†FormFactor, Inc.	6,333	264,149
†GLOBALFOUNDRIES, Inc.	2,254	136,592
†Ichor Holdings Ltd.	2,461	82,763
Intel Corp.	118,401	5,949,650
KLA Corp.	4,646	2,700,720
Kulicke & Soffa Industries, Inc.	4,126	225,775
Lam Research Corp.	3,855	3,019,467
†Lattice Semiconductor Corp.	5,484	378,341
†MACOM Technology Solutions Holdings, Inc.	4,534	421,435
†Magnachip Semiconductor Corp.	2,552	19,140
Marvell Technology, Inc.	18,751	1,130,873
†MaxLinear, Inc.	5,270	125,268
Microchip Technology, Inc.	20,408	1,840,394
Micron Technology, Inc.	30,854	2,633,080
MKS Instruments, Inc.	1,192	122,621
Monolithic Power Systems, Inc.	1,103	695,750
NVE Corp.	50	3,922
NVIDIA Corp.	58,936	29,186,286
NXP Semiconductors NV	4,762	1,093,736
†ON Semiconductor Corp.	23,557	1,967,716
†Onto Innovation, Inc.	5,165	789,729
†PDF Solutions, Inc.	3,040	97,706
†Photronics, Inc.	5,636	176,801
Power Integrations, Inc.	4,477	367,607
†Qorvo, Inc.	5,681	639,737
QUALCOMM, Inc.	40,091	5,798,361
†Rambus, Inc.	6,577	448,880
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
†Semtech Corp.	5,171	$113,297
†Silicon Laboratories, Inc.	2,813	372,076
†SiTime Corp.	484	59,087
Skyworks Solutions, Inc.	8,307	933,873
†SMART Global Holdings, Inc.	6,650	125,885
†SolarEdge Technologies, Inc.	1,092	102,211
†Synaptics, Inc.	3,515	400,991
Teradyne, Inc.	5,610	608,797
Texas Instruments, Inc.	25,783	4,394,970
†Ultra Clean Holdings, Inc.	2,793	95,353
Universal Display Corp.	1,770	338,530
†Veeco Instruments, Inc.	6,193	192,169
†Wolfspeed, Inc.	4,487	195,229
		101,783,980
Software–7.63%
†8x8, Inc.	11,274	42,616
A10 Networks, Inc.	4,393	57,856
†ACI Worldwide, Inc.	8,610	263,466
Adeia, Inc.	14,584	180,696
†Adobe, Inc.	11,801	7,040,477
†Alarm.com Holdings, Inc.	2,786	180,031
†Altair Engineering, Inc. Class A	997	83,898
American Software, Inc. Class A	1,418	16,023
†ANSYS, Inc.	2,448	888,330
†Appfolio, Inc. Class A	931	161,286
†AppLovin Corp. Class A	15,206	605,959
†Aspen Technology, Inc.	2,283	502,602
†Atlassian Corp. Class A	1,457	346,562
†Aurora Innovation, Inc.	17,190	75,120
†Autodesk, Inc.	5,266	1,282,166
Bentley Systems, Inc. Class B	4,076	212,686
†Bill Holdings, Inc.	2,416	197,121
†Blackbaud, Inc.	3,139	272,151
†Box, Inc. Class A	8,637	221,194
†Cadence Design Systems, Inc.	6,591	1,795,191
†CCC Intelligent Solutions Holdings, Inc.	7,680	87,475
†Cerence, Inc.	2,733	53,731
†Cognyte Software Ltd.	5,416	34,825
†CommVault Systems, Inc.	1,800	143,730
†Confluent, Inc. Class A	3,740	87,516
†Consensus Cloud Solutions, Inc.	1,735	45,474
†Crowdstrike Holdings, Inc. Class A	1,645	420,001
†Datadog, Inc. Class A	1,907	231,472
†Digital Turbine, Inc.	11,311	77,593
†DocuSign, Inc.	2,254	134,000
Dolby Laboratories, Inc. Class A	4,047	348,770
†DoubleVerify Holdings, Inc.	4,073	149,805
LVIP Dimensional U.S. Core Equity 1 Fund-26

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Dropbox, Inc. Class A	7,150	$210,782
†Dynatrace, Inc.	5,772	315,671
†E2open Parent Holdings, Inc.	4,551	19,979
†Ebix, Inc.	3,512	3,652
†Elastic NV	1,771	199,592
†EngageSmart, Inc.	5,006	114,637
†Envestnet, Inc.	3,287	162,772
†EverCommerce, Inc.	3,155	34,800
†Fair Isaac Corp.	963	1,120,942
†Fortinet, Inc.	16,832	985,177
†Freshworks, Inc. Class A	3,698	86,866
Gen Digital, Inc.	23,718	541,245
†Gitlab, Inc. Class A	2,753	173,329
†Guidewire Software, Inc.	3,986	434,633
†HashiCorp, Inc. Class A	1,932	45,672
†HubSpot, Inc.	658	381,995
†Informatica, Inc. Class A	3,872	109,926
†Instructure Holdings, Inc.	1,378	37,220
†Intapp, Inc.	1,789	68,018
InterDigital, Inc.	3,332	361,655
Intuit, Inc.	4,776	2,985,143
†Jamf Holding Corp.	2,756	49,773
†JFrog Ltd.	4,755	164,571
†LiveRamp Holdings, Inc.	4,728	179,097
†Manhattan Associates, Inc.	3,211	691,392
†MeridianLink, Inc.	2,104	52,116
Microsoft Corp.	194,045	72,968,682
†Mitek Systems, Inc.	6,389	83,313
†Model N, Inc.	1,327	35,736
†N-able, Inc.	4,705	62,341
†nCino, Inc.	2,494	83,873
†NCR Voyix Corp.	13,077	221,132
†Nutanix, Inc. Class A	4,542	216,608
†Olo, Inc. Class A	5,662	32,387
ON24, Inc.	3,631	28,612
†OneSpan, Inc.	3,332	35,719
Oracle Corp.	40,525	4,272,551
†Palantir Technologies, Inc. Class A	14,120	242,440
†Palo Alto Networks, Inc.	3,841	1,132,634
†PowerSchool Holdings, Inc. Class A	2,972	70,020
†Procore Technologies, Inc.	1,923	133,110
Progress Software Corp.	4,679	254,070
†PTC, Inc.	3,437	601,338
†Q2 Holdings, Inc.	1,216	52,787
†Qualys, Inc.	1,453	285,195
†Rimini Street, Inc.	12,300	40,221
†Riot Platforms, Inc.	6,678	103,309
Roper Technologies, Inc.	2,223	1,211,913
†Salesforce, Inc.	12,611	3,318,459
†Samsara, Inc. Class A	2,905	96,969
Sapiens International Corp. NV	854	24,715
†SentinelOne, Inc. Class A	1,963	53,865
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†ServiceNow, Inc.	1,795	$1,268,150
†SolarWinds Corp.	4,705	58,765
†Splunk, Inc.	2,645	402,966
†Sprinklr, Inc. Class A	4,205	50,628
†SPS Commerce, Inc.	602	116,692
†Synchronoss Technologies, Inc.	492	3,055
†Synopsys, Inc.	2,637	1,357,818
†Telos Corp.	5,330	19,454
†Teradata Corp.	7,917	344,469
†Tyler Technologies, Inc.	1,278	534,357
†UiPath, Inc. Class A	13,593	337,650
†Unity Software, Inc.	1,201	49,109
†Varonis Systems, Inc.	1,656	74,984
†Verint Systems, Inc.	5,416	146,394
†Vertex, Inc. Class A	3,200	86,208
†Workday, Inc. Class A	1,507	416,022
†Xperi, Inc.	5,833	64,280
†Zoom Video Communications, Inc. Class A	2,558	183,946
†Zscaler, Inc.	1,623	359,592
		117,307,016
Specialty Retail–2.74%
†1-800-Flowers.com, Inc. Class A	5,253	56,627
Aaron's Co., Inc.	3,102	33,750
†Abercrombie & Fitch Co. Class A	8,315	733,549
Academy Sports & Outdoors, Inc.	6,424	423,984
Advance Auto Parts, Inc.	4,345	265,175
American Eagle Outfitters, Inc.	17,294	365,941
†America's Car-Mart, Inc.	559	42,355
Arko Corp.	5,331	43,981
†Asbury Automotive Group, Inc.	2,126	478,286
†AutoNation, Inc.	10,371	1,557,517
†AutoZone, Inc.	455	1,176,453
†Barnes & Noble Education, Inc.	6,119	9,117
Bath & Body Works, Inc.	7,666	330,865
Best Buy Co., Inc.	17,025	1,332,717
†Beyond, Inc.	1,966	54,439
Big 5 Sporting Goods Corp.	900	5,706
†Boot Barn Holdings, Inc.	3,430	263,287
Buckle, Inc.	4,520	214,790
Build-A-Bear Workshop, Inc.	2,901	66,694
†Burlington Stores, Inc.	1,920	373,402
Caleres, Inc.	7,320	224,944
Camping World Holdings, Inc. Class A	2,739	71,926
†CarMax, Inc.	7,234	555,137
†CarParts.com, Inc.	7,413	23,425
LVIP Dimensional U.S. Core Equity 1 Fund-27

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Carvana Co.	2,510	$132,879
Cato Corp. Class A	4,303	30,723
†Chewy, Inc. Class A	1,306	30,861
†Chico's FAS, Inc.	8,071	61,178
†Children's Place, Inc.	1,721	39,962
†Citi Trends, Inc.	2,149	60,774
†Conn's, Inc.	6,316	28,043
Designer Brands, Inc. Class A	7,264	64,286
†Destination XL Group, Inc.	9,137	40,203
Dick's Sporting Goods, Inc.	5,281	776,043
†Duluth Holdings, Inc. Class B	3,677	19,782
†Five Below, Inc.	3,322	708,118
†Floor & Decor Holdings, Inc. Class A	5,614	626,298
Foot Locker, Inc.	11,651	362,929
†GameStop Corp. Class A	2,914	51,082
Gap, Inc.	29,199	610,551
†Genesco, Inc.	3,102	109,221
Group 1 Automotive, Inc.	2,103	640,868
†GrowGeneration Corp.	4,826	12,113
Guess?, Inc.	8,419	194,142
Haverty Furniture Cos., Inc.	2,655	94,253
Hibbett, Inc.	1,645	118,473
Home Depot, Inc.	27,439	9,508,985
†Lands' End, Inc.	2,926	27,973
†Leslie's, Inc.	2,875	19,866
Lithia Motors, Inc.	2,853	939,436
Lowe's Cos., Inc.	14,432	3,211,842
†MarineMax, Inc.	2,439	94,877
Monro, Inc.	2,231	65,458
Murphy USA, Inc.	1,841	656,427
†National Vision Holdings, Inc.	4,591	96,090
†ODP Corp.	6,111	344,049
†O'Reilly Automotive, Inc.	1,515	1,439,371
Penske Automotive Group, Inc.	5,262	844,604
PetMed Express, Inc.	1,000	7,560
†Restoration Hardware, Inc.	1,359	396,121
†Revolve Group, Inc.	600	9,948
Ross Stores, Inc.	13,345	1,846,815
†Sally Beauty Holdings, Inc.	5,960	79,149
Shoe Carnival, Inc.	3,150	95,161
Signet Jewelers Ltd.	5,297	568,156
†Sleep Number Corp.	2,723	40,382
Sonic Automotive, Inc. Class A	3,294	185,156
†Sportsman's Warehouse Holdings, Inc.	165	703
†Tilly's, Inc. Class A	4,502	33,945
TJX Cos., Inc.	35,030	3,286,164
Tractor Supply Co.	5,294	1,138,369
†Ulta Beauty, Inc.	2,365	1,158,826
Upbound Group, Inc.	8,035	272,949
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Urban Outfitters, Inc.	8,844	$315,642
†Valvoline, Inc.	9,639	362,234
†Victoria's Secret & Co.	4,609	122,323
Williams-Sonoma, Inc.	6,306	1,272,425
Winmark Corp.	151	63,050
†Zumiez, Inc.	3,015	61,325
		42,082,230
Technology Hardware, Storage & Peripherals–5.23%
Apple, Inc.	385,596	74,238,798
†Corsair Gaming, Inc.	3,545	49,985
Dell Technologies, Inc. Class C	7,923	606,109
Hewlett Packard Enterprise Co.	59,887	1,016,881
HP, Inc.	32,710	984,244
NetApp, Inc.	10,966	966,763
†Pure Storage, Inc. Class A	9,250	329,855
Seagate Technology Holdings PLC	7,201	614,749
†Super Micro Computer, Inc.	2,058	585,007
†Western Digital Corp.	14,536	761,250
Xerox Holdings Corp.	20,338	372,796
		80,526,437
Textiles, Apparel & Luxury Goods–0.79%
†Capri Holdings Ltd.	13,904	698,537
Carter's, Inc.	3,697	276,868
Columbia Sportswear Co.	5,497	437,231
†Crocs, Inc.	3,739	349,260
†Culp, Inc.	695	4,024
†Deckers Outdoor Corp.	1,543	1,031,388
†Figs, Inc. Class A	6,522	45,328
†Fossil Group, Inc.	8,573	12,517
†G-III Apparel Group Ltd.	9,262	314,723
†Hanesbrands, Inc.	36,640	163,414
Kontoor Brands, Inc.	4,497	280,703
Levi Strauss & Co. Class A	6,870	113,630
†Lululemon Athletica, Inc.	3,152	1,611,586
Movado Group, Inc.	2,255	67,988
NIKE, Inc. Class B	30,702	3,333,316
Oxford Industries, Inc.	1,750	175,000
PVH Corp.	5,201	635,146
Ralph Lauren Corp.	3,815	550,123
†Skechers USA, Inc. Class A	10,959	683,184
Steven Madden Ltd.	5,325	223,650
Tapestry, Inc.	16,823	619,255
†Under Armour, Inc. Class A	23,812	202,450
†Unifi, Inc.	3,174	21,139
†Vera Bradley, Inc.	810	6,237
VF Corp.	13,941	262,091
Wolverine World Wide, Inc.	7,147	63,537
		12,182,325
LVIP Dimensional U.S. Core Equity 1 Fund-28

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Tobacco–0.37%
Altria Group, Inc.	44,337	$1,788,555
Philip Morris International, Inc.	37,388	3,517,463
Turning Point Brands, Inc.	2,141	56,351
Universal Corp.	2,660	179,071
Vector Group Ltd.	14,208	160,266
		5,701,706
Trading Companies & Distributors–1.13%
Air Lease Corp.	10,742	450,520
Alta Equipment Group, Inc.	1,440	17,813
Applied Industrial Technologies, Inc.	3,004	518,761
†Beacon Roofing Supply, Inc.	8,312	723,310
†BlueLinx Holdings, Inc.	1,356	153,648
Boise Cascade Co.	5,038	651,716
†Core & Main, Inc. Class A	5,490	221,851
†DXP Enterprises, Inc.	1,631	54,965
Fastenal Co.	23,668	1,532,976
Ferguson PLC	5,197	1,003,385
GATX Corp.	3,554	427,262
Global Industrial Co.	4,022	156,214
†GMS, Inc.	5,211	429,543
H&E Equipment Services, Inc.	5,317	278,185
Herc Holdings, Inc.	3,940	586,627
†Hudson Technologies, Inc.	4,947	66,735
McGrath RentCorp	2,004	239,719
†MRC Global, Inc.	11,216	123,488
MSC Industrial Direct Co., Inc. Class A	5,382	544,981
†NOW, Inc.	13,867	156,974
Rush Enterprises, Inc. Class A	9,574	483,922
†SiteOne Landscape Supply, Inc.	1,610	261,625
Textainer Group Holdings Ltd.	6,500	319,800
†Titan Machinery, Inc.	4,300	124,184
†Transcat, Inc.	373	40,780
United Rentals, Inc.	7,322	4,198,581
Watsco, Inc.	1,547	662,843
WESCO International, Inc.	5,833	1,014,242
†Willis Lease Finance Corp.	304	14,860
WW Grainger, Inc.	2,255	1,868,696
		17,328,206
Water Utilities–0.11%
American States Water Co.	2,081	167,354
American Water Works Co., Inc.	5,951	785,472
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Water Utilities (continued)
Artesian Resources Corp. Class A	766	$31,751
California Water Service Group	3,488	180,923
Essential Utilities, Inc.	9,219	344,330
Middlesex Water Co.	1,357	89,046
SJW Group	2,175	142,136
York Water Co.	591	22,824
		1,763,836
Wireless Telecommunication Services–0.20%
†Gogo, Inc.	3,721	37,694
Spok Holdings, Inc.	1,858	28,762
Telephone & Data Systems, Inc.	9,452	173,444
T-Mobile U.S., Inc.	16,996	2,724,969
†U.S. Cellular Corp.	3,838	159,430
		3,124,299
Total Common Stock (Cost $692,163,378)		1,536,060,714
PREFERRED STOCKS–0.01%
Qurate Retail, Inc. 8.00%	215	7,732
•WESCO International, Inc. 10.63% (H15T5Y + 10.33%)	3,174	83,857
Total Preferred Stocks (Cost $122,389)		91,589
RIGHTS–0.00%
=†Achillion Pharmaceuticals, Inc. CVR	5,527	1,492
=†Chinook Therapeutics, Inc.	5,559	2,168
=†Contra Abiomed, Inc.	1,351	21,089
=†Resolute Forest Products, Inc.	7,351	1,958
=†Spectrum Pharmaceuticals, Inc.	5,200	0
Total Rights (Cost $16,943)		26,707

MONEY MARKET FUND–0.23%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	3,614,715	3,614,715
Total Money Market Fund (Cost $3,614,715)		3,614,715

TOTAL INVESTMENTS–100.09% (Cost $695,917,425)	1,539,793,725
★LIABILITIES NET OF RECEIVABLES AND OTHER ASSETS–(0.09%)	(1,452,653)
NET ASSETS APPLICABLE TO 36,396,140 SHARES OUTSTANDING–100.00%	$1,538,341,072
LVIP Dimensional U.S. Core Equity 1 Fund-29

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Net Assets (continued)
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND STANDARD CLASS ($1,207,571,738 / 28,513,509 Shares)	$42.351
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 1 FUND SERVICE CLASS ($330,769,334 / 7,882,631 Shares)	$41.962
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$630,913,889
Distributable earnings/(accumulated loss)	907,427,183
TOTAL NET ASSETS	$1,538,341,072

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

★Includes $2,690,628 payable for fund shares redeemed, $23,721 other accrued expenses payable, $553,219 due to manager and affiliates,
$22,140 payable for audit fee and $45,150 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVR–Contingent Value Rights
H15T5Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund-30

LVIP Dimensional U.S. Core Equity 1 Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$24,789,508
Foreign taxes withheld	(8,846)
24,780,662
EXPENSES:
Management fees	4,878,837
Distribution fees-Service Class	1,047,532
Shareholder servicing fees	417,488
Accounting and administration expenses	267,029
Professional fees	70,747
Trustees’ fees and expenses	52,492
Reports and statements to shareholders	42,612
Pricing fees	30,378
Custodian fees	17,264
Consulting fees	3,284
Other	42,490
6,870,153
Less:
Management fees waived	(143,961)
Total operating expenses	6,726,192
NET INVESTMENT INCOME	18,054,470
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	69,510,108
Net change in unrealized appreciation (depreciation) of:
Investments	208,327,046
Foreign currencies	8
Net change in unrealized appreciation (depreciation)	208,327,054
NET REALIZED AND UNREALIZED GAIN	277,837,162
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$295,891,632
See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 1 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$18,054,470	$18,008,032
Net realized gain	69,510,108	67,477,954
Net change in unrealized appreciation (depreciation)	208,327,054	(347,199,168)
Net increase (decrease) in net assets resulting from operations	295,891,632	(261,713,182)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(68,868,573)	(72,504,883)
Service Class	(17,594,037)	(17,060,831)
	(86,462,610)	(89,565,714)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	18,263,225	17,869,256
Service Class	36,827,872	38,622,525
Reinvestment of dividends and distributions:
Standard Class	68,868,573	72,504,883
Service Class	17,594,037	17,060,831
	141,553,707	146,057,495
Cost of shares redeemed:
Standard Class	(132,602,855)	(129,900,153)
Service Class	(40,650,648)	(43,053,960)
	(173,253,503)	(172,954,113)
Decrease in net assets derived from capital share transactions	(31,699,796)	(26,896,618)
NET INCREASE (DECREASE) IN NET ASSETS	177,729,226	(378,175,514)
NET ASSETS:
Beginning of year	1,360,611,846	1,738,787,360
End of year	$1,538,341,072	$1,360,611,846
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund-31

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$36.647	$46.337	$38.201	$34.698	$28.534
Income (loss) from investment operations:
Net investment income[1]	0.527	0.518	0.447	0.454	0.468
Net realized and unrealized gain (loss)	7.651	(7.682)	9.971	4.986	8.000
Total from investment operations	8.178	(7.164)	10.418	5.440	8.468
Less dividends and distributions from:
Net investment income	(0.544)	(0.539)	(0.512)	(0.520)	(0.609)
Net realized gain	(1.930)	(1.987)	(1.770)	(1.417)	(1.695)
Total dividends and distributions	(2.474)	(2.526)	(2.282)	(1.937)	(2.304)
Net asset value, end of period	$42.351	$36.647	$46.337	$38.201	$34.698
Total return[2]	22.78%	(15.25% )	27.55%	16.40%	30.11%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,207,572	$1,087,032	$1,409,944	$1,235,576	$1,191,025
Ratio of expenses to average net assets	0.40%	0.39%	0.38%	0.41%	0.41%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.41%	0.40%	0.39%	0.41%	0.41%
Ratio of net investment income to average net assets	1.33%	1.29%	1.03%	1.37%	1.43%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.32%	1.28%	1.02%	1.37%	1.43%
Portfolio turnover	5%	4%	3%	6%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund-32

LVIP Dimensional U.S. Core Equity 1 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 1 Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$36.346	$45.979	$37.935	$34.486	$28.389
Income (loss) from investment operations:
Net investment income[1]	0.384	0.373	0.292	0.335	0.352
Net realized and unrealized gain (loss)	7.571	(7.615)	9.885	4.934	7.945
Total from investment operations	7.955	(7.242)	10.177	5.269	8.297
Less dividends and distributions from:
Net investment income	(0.409)	(0.404)	(0.363)	(0.403)	(0.505)
Net realized gain	(1.930)	(1.987)	(1.770)	(1.417)	(1.695)
Total dividends and distributions	(2.339)	(2.391)	(2.133)	(1.820)	(2.200)
Net asset value, end of period	$41.962	$36.346	$45.979	$37.935	$34.486
Total return[2]	22.36%	(15.54% )	27.10%	16.00%	29.65%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$330,769	$273,580	$328,843	$262,481	$231,315
Ratio of expenses to average net assets	0.75%	0.74%	0.73%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.76%	0.75%	0.74%	0.76%	0.76%
Ratio of net investment income to average net assets	0.98%	0.94%	0.68%	1.02%	1.08%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	0.97%	0.93%	0.67%	1.02%	1.08%
Portfolio turnover	5%	4%	3%	6%	5%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund-33

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign
LVIP Dimensional U.S. Core Equity 1 Fund-34

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction. There were no commission rebates for the year ended December 31, 2023.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund's average daily net assets.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$115,774
Legal	18,960
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $27,313 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets
LVIP Dimensional U.S. Core Equity 1 Fund-35

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$419,940
Distribution fees payable to LFD	96,041
Shareholder servicing fees payable to Lincoln Life	37,238
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$71,266,422
Sales	167,818,680
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$699,747,862
Aggregate unrealized appreciation of investments	$915,582,010
Aggregate unrealized depreciation of investments	(75,536,194)
Net unrealized appreciation of investments	$840,045,816
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
LVIP Dimensional U.S. Core Equity 1 Fund-36

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$23,899,985	$—	$—	$23,899,985
Air Freight & Logistics	9,189,901	—	—	9,189,901
Airlines	4,703,144	—	—	4,703,144
Auto Components	7,363,211	—	—	7,363,211
Automobiles	16,563,384	—	—	16,563,384
Banks	76,274,177	—	—	76,274,177
Beverages	19,513,104	—	—	19,513,104
Biotechnology	31,173,228	—	35,190	31,208,418
Building Products	20,076,406	—	—	20,076,406
Capital Markets	44,310,190	—	—	44,310,190
Chemicals	30,624,835	—	—	30,624,835
Commercial Services & Supplies	13,424,331	—	— *	13,424,331
Communications Equipment	11,890,929	—	—	11,890,929
Construction & Engineering	9,215,486	—	—	9,215,486
Construction Materials	4,216,747	—	—	4,216,747
Consumer Finance	13,889,940	—	—	13,889,940
Containers & Packaging	10,567,083	—	—	10,567,083
Distributors	2,506,105	—	—	2,506,105
Diversified Consumer Services	4,326,326	—	—	4,326,326
Diversified Financial Services	54,879,948	—	—	54,879,948
Diversified Telecommunication Services	14,296,226	—	—	14,296,226
Electric Utilities	18,746,010	—	—	18,746,010
Electrical Equipment	11,878,332	—	—	11,878,332
Electronic Equipment, Instruments & Components	21,183,659	—	—	21,183,659
Energy Equipment & Services	9,911,638	—	—	9,911,638
Entertainment	13,660,296	—	—	13,660,296
Food & Staples Retailing	28,246,375	—	—	28,246,375
Food Products	16,350,684	—	—	16,350,684
Gas Utilities	2,362,031	—	—	2,362,031
Health Care Equipment & Supplies	27,316,111	—	— *	27,316,111
Health Care Providers & Services	40,931,498	—	—	40,931,498
Health Care Technology	1,508,313	—	—	1,508,313
Hotels, Restaurants & Leisure	31,605,374	—	—	31,605,374
Household Durables	19,643,596	—	—	19,643,596
Household Products	14,522,057	—	—	14,522,057
Independent Power and Renewable Electricity Producers	2,682,522	—	—	2,682,522
Industrial Conglomerates	8,486,002	—	—	8,486,002
Insurance	45,576,198	—	—	45,576,198
Interactive Media & Services	62,611,130	—	—	62,611,130
IT Services	20,881,131	—	—	20,881,131
Leisure Products	3,377,796	—	—	3,377,796
Life Sciences Tools & Services	16,906,657	—	—	16,906,657
Machinery	44,174,158	—	—	44,174,158
Marine	1,262,462	—	—	1,262,462
Media	19,711,659	—	—	19,711,659
Metals & Mining	17,922,657	—	—	17,922,657
Multiline Retail	39,213,601	—	—	39,213,601
Multi-Utilities	8,509,320	—	—	8,509,320
Oil, Gas & Consumable Fuels	80,701,071	—	—	80,701,071
Paper & Forest Products	921,115	—	—	921,115
Personal Products	5,421,034	—	—	5,421,034
Pharmaceuticals	46,837,517	—	—	46,837,517
Professional Services	22,023,712	—	—	22,023,712
Real Estate Management & Development	5,092,579	—	—	5,092,579
Road & Rail	21,142,508	—	—	21,142,508
LVIP Dimensional U.S. Core Equity 1 Fund-37

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Semiconductors & Semiconductor Equipment	$101,783,980	$—	$—	$101,783,980
Software	117,307,016	—	—	117,307,016
Specialty Retail	42,082,230	—	—	42,082,230
Technology Hardware, Storage & Peripherals	80,526,437	—	—	80,526,437
Textiles, Apparel & Luxury Goods	12,182,325	—	—	12,182,325
Tobacco	5,701,706	—	—	5,701,706
Trading Companies & Distributors	17,328,206	—	—	17,328,206
Water Utilities	1,763,836	—	—	1,763,836
Wireless Telecommunication Services	3,124,299	—	—	3,124,299
Preferred Stocks	91,589	—	—	91,589
Rights	—	—	26,707	26,707
Money Market Fund	3,614,715	—	—	3,614,715
Total Investments	$1,539,731,828	$—	$61,897	$1,539,793,725

*	Includes securities that have been valued at zero on the "Schedule of Investments" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Passive Foreign Investment Companies ("PFICs"), partnership investments, basis adjustment on hybrid securities and Non-Real Estate Investment Trusts (REITs).   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$20,288,658	$17,655,504
Long-term capital gains	66,173,952	71,910,210
Total	$86,462,610	$89,565,714
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$67,381,367
Net unrealized appreciation	840,045,816
Distributable earnings/(accumulated loss)	$907,427,183
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
LVIP Dimensional U.S. Core Equity 1 Fund-38

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	462,607	442,958
Service Class	937,581	963,495
Shares reinvested:
Standard Class	1,719,921	2,032,603
Service Class	445,565	483,603
	3,565,674	3,922,659
Shares redeemed:
Standard Class	(3,331,489)	(3,240,856)
Service Class	(1,027,569)	(1,072,044)
	(4,359,058)	(4,312,900)
Net decrease	(793,384)	(390,241)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
LVIP Dimensional U.S. Core Equity 1 Fund-39

LVIP Dimensional U.S. Core Equity 1 Fund
Notes to Financial Statements (continued)
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 1 Fund-40

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 1 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 1 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Dimensional U.S. Core Equity 1 Fund–41

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was lower than the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional U.S. Core Equity 1 Fund-42

LVIP Dimensional U.S. Core Equity 1 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented a partial advisory fee waiver for the Fund through April 30, 2024.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement.  The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Dimensional U.S. Core Equity 1 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods, above the return of the Morningstar peer group median and below the return of the benchmark index for the five-year period and below the return of the Morningstar peer group median and the benchmark index for the ten-year period.  The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedules, which include a breakpoint and the fees of comparable accounts advised by Dimensional.  The Board considered that LFI compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LFI and Dimensional, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtain more favorable trade execution, increased participation from brokers in implementing Dimensional’s proprietary trade processes and obtain improved services from various service providers.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 1 Fund-43

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Dimensional U.S. Core Equity 1 Fund-44

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Dimensional U.S. Core Equity 1 Fund-45

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Dimensional U.S. Core Equity 1 Fund-46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Core Equity 1 Fund-47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 1 Fund-48

LVIP Dimensional U.S. Core Equity 2 Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Dimensional U.S. Core Equity 2 Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Dimensional U.S. Core Equity 2 Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Dimensional Fund Advisors LP
The Fund returned 21.65% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell 3000® Index1, returned 25.96%.
The U.S. market had positive performance for the one-year period, outperforming both developed ex U.S. and emerging markets. The Russell 3000 Index returned +26.0%, as compared to +17.2% for the MSCI World ex USA IMI (net dividends)2 and +11.7% for the MSCI Emerging Markets IMI (net dividends)3.
Theoretical and empirical research suggests that investors can systematically pursue higher expected returns by targeting the size, relative price, and profitability dimensions in equity markets. Dimensional integrates these dimensions to emphasize stocks with smaller market capitalizations, lower relative prices, and higher profitability4.
Along the market capitalization dimension, small caps (Russell 2000® Index5) underperformed large caps (Russell 1000® Index6) by 9.6%. Mid caps (Russell Midcap® Index7), a subset of the Russell 1000 Index universe, outperformed small caps by 0.3% and underperformed large caps by 9.3%.
Along the relative price dimension, large cap value stocks (Russell 1000® Value Index8) underperformed large cap growth stocks (Russell 1000® Growth Index9) by 31.2%, and small cap value stocks (Russell 2000® Value Index10) underperformed small cap growth stocks (Russell 2000 Growth® Index11) by 4.0%.
Along the profitability dimension, stocks with higher profitability underperformed stocks with lower profitability within large caps and outperformed within small caps.
Performance of the premiums may vary depending on the particular segment of the market under analysis.
The Fund’s emphasis on value stocks detracted from relative performance. The Fund’s emphasis on stocks with smaller market capitalizations detracted from relative performance. Additionally, the Fund’s emphasis on high profitability stocks detracted from relative performance.
The Fund is designed to provide exposure to a diversified group of securities across the entire size and value spectrum in the U.S. market with a particular emphasis on small cap stocks, low relative price (value) stocks, and stocks with higher profitability. As a result of the Fund’s diversified investment approach, performance is determined principally by broad trends in the U.S. equity market rather than the behavior of a limited group of securities in a particular industry or asset class.
Portfolio Managers:
Dimensional Fund Advisors LP:
 Jed S. Fogdall
Mary T. Phillips
John A. Hertzer
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 5/1/15 through 12/31/23

LVIP Dimensional U.S. Core Equity 2 Fund - Standard Class
LVIP Dimensional U.S. Core Equity 2 Fund - Service Class
Russell 3000® Index
$26,000
$23,000
$20,000
$17,000
$14,000
$11,000
$8,000
5/1/15
12/31/23
$25,752
$23,525
$23,026

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Dimensional U.S. Core Equity 2 Fund shares on 5/1/15 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $23,525 for the Standard Class shares and to $23,026 for the Service Class shares. For comparison, look at how the Russell 3000® Index did over the same period. The same $10,000 investment would have increased to $25,752. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 21.65%
Five Years	+ 14.73%
Inception (5/1/15)	+ 10.37%
Service Class Shares
One Year	+ 21.35%
Five Years	+ 14.45%
Inception (5/1/15)	+ 10.10%
1. The Russell 3000®Index is a capitalization weighted total return index which is comprised of 3,000 of the largest capitalized U.S. domiciled companies. This portfolio of securities represents approximately 98% of the investable U.S. equity market.
LVIP Dimensional U.S. Core Equity 2 Fund-1

LVIP Dimensional U.S. Core Equity 2 Fund
2023 Annual Report Commentary (unaudited) (continued)
2. The MSCI World ex USA Investable Market Index (IMI) caputures large, mid and small cap representation across 22 of 23 Developed Markets (DM) countries excluding the United States.
3. The MSCI Emerging Markets Investable Market Index (IMI) captures large, mid and small cap representation across 24 Emerging Markets (EM) countries.
4. Profitability is measured as operating income before depreciation and amortization minus interest expense, scaled by book.
5. The Russell 2000®Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000®Index is a subset of the Russell 3000®Index, representing approximately 10% of the total market capitalization of the index.
6. The Russell 1000®Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000®Index, representing approximately 90% of the total market capitalization of that index.
7. The Russell Midcap®Index is a market capitalization weighted index comprised of 800 publicly traded U.S. companies with market caps of between $2 and $10 billion. The 800 companies in the Russell Midcap®Index are the same 800 of the 1,000 companies that comprise Russell 1000®Index. The Russell 1000®Index is a compilation of the largest 1,000 publicly traded U.S. companies.
8. The Russell 1000®Value Index measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower forecasted growth values.
9. The Russell 1000®Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.
10. The Russell 2000®Value Index measures the performance of those Russell 2000 companies with lower price-to-book ratios and lower forecasted growth values.
11. The Russell 2000®Growth Index measures the performance of the small-cap growth segment of the U.S. equity universe. It includes those Russell 2000 companies with higher price-to-book ratios and higher forecasted growth values.
Performance data shown represents past performance and is no guarantee of future results. Indices are not available for direct investment; therefore, their performance does not reflect the expenses associated with the management of an actual portfolio.
MSCI data copyright MSCI 2024, all rights reserved. Frank Russell Company is the source and owner of the trademarks, service marks, and copyrights related to the Russell Indexes.
LVIP Dimensional U.S. Core Equity 2 Fund-2

LVIP Dimensional U.S. Core Equity 2 Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,084.00	0.49%	$2.57
Service Class Shares	1,000.00	1,082.70	0.74%	3.88
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.70	0.49%	$2.50
Service Class Shares	1,000.00	1,021.50	0.74%	3.77

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Dimensional U.S. Core Equity 2 Fund-3

LVIP Dimensional U.S. Core Equity 2 Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	99.70%
Aerospace & Defense	1.37%
Air Freight & Logistics	0.63%
Airlines	0.35%
Auto Components	0.55%
Automobiles	0.66%
Banks	5.21%
Beverages	1.17%
Biotechnology	2.29%
Building Products	1.35%
Capital Markets	2.89%
Chemicals	2.17%
Commercial Services & Supplies	0.96%
Communications Equipment	0.67%
Construction & Engineering	0.69%
Construction Materials	0.30%
Consumer Finance	0.98%
Containers & Packaging	0.76%
Distributors	0.18%
Diversified Consumer Services	0.38%
Diversified Financial Services	3.64%
Diversified Telecommunication Services	0.81%
Electric Utilities	0.90%
Electrical Equipment	0.91%
Electronic Equipment, Instruments & Components	1.49%
Energy Equipment & Services	0.87%
Entertainment	0.78%
Food & Staples Retailing	1.74%
Food Products	1.30%
Gas Utilities	0.17%
Health Care Equipment & Supplies	1.68%
Health Care Providers & Services	2.58%
Health Care Technology	0.14%
Hotels, Restaurants & Leisure	1.85%
Household Durables	1.44%
Household Products	0.95%
Independent Power and Renewable Electricity Producers	0.21%
Industrial Conglomerates	0.58%
Insurance	3.09%
Interactive Media & Services	3.13%
IT Services	1.47%
Leisure Products	0.27%
Life Sciences Tools & Services	1.33%
Machinery	3.19%
Marine	0.09%
Media	1.18%
Security Type/Sector	Percentage of Net Assets
Metals & Mining	1.15%
Multiline Retail	1.93%
Multi-Utilities	0.42%
Oil, Gas & Consumable Fuels	5.29%
Paper & Forest Products	0.08%
Personal Products	0.28%
Pharmaceuticals	3.08%
Professional Services	1.75%
Real Estate Management & Development	0.42%
Road & Rail	1.48%
Semiconductors & Semiconductor Equipment	5.98%
Software	7.68%
Specialty Retail	2.83%
Technology Hardware, Storage & Peripherals	5.32%
Textiles, Apparel & Luxury Goods	0.84%
Tobacco	0.18%
Trading Companies & Distributors	1.28%
Water Utilities	0.14%
Wireless Telecommunication Services	0.22%
Preferred Stock	0.00%
Rights	0.00%
Money Market Fund	0.23%
Total Investments	99.93%
Receivables and Other Assets Net of Liabilities	0.07%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	4.89%
Apple, Inc.	4.85%
Amazon.com, Inc.	1.65%
NVIDIA Corp.	1.18%
Meta Platforms, Inc. Class A	1.08%
Broadcom, Inc.	1.04%
JPMorgan Chase & Co.	0.97%
Alphabet, Inc. Class A	0.94%
Exxon Mobil Corp.	0.94%
Eli Lilly & Co.	0.91%
Total	18.45%

IT–Information Technology
LVIP Dimensional U.S. Core Equity 2 Fund-4

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–99.70%
Aerospace & Defense–1.37%
†AAR Corp.	2,339	$145,954
†AeroVironment, Inc.	732	92,261
†AerSale Corp.	2,639	33,502
†Astronics Corp.	3,366	58,657
†Axon Enterprise, Inc.	615	158,873
†Boeing Co.	3,476	906,054
BWX Technologies, Inc.	5,445	417,795
†Byrna Technologies, Inc.	1,860	11,885
Cadre Holdings, Inc.	739	24,306
Curtiss-Wright Corp.	2,512	559,649
†Ducommun, Inc.	1,095	57,006
General Dynamics Corp.	3,875	1,006,221
HEICO Corp.	1,816	288,835
Hexcel Corp.	4,233	312,184
Howmet Aerospace, Inc.	8,890	481,127
Huntington Ingalls Industries, Inc.	1,759	456,707
†Innovative Solutions & Support, Inc.	1,699	14,492
Kaman Corp.	2,196	52,594
†Kratos Defense & Security Solutions, Inc.	7,221	146,514
L3Harris Technologies, Inc.	3,347	704,945
Lockheed Martin Corp.	4,642	2,103,940
†Mercury Systems, Inc.	2,952	107,955
Moog, Inc. Class A	2,078	300,853
National Presto Industries, Inc.	415	33,316
Northrop Grumman Corp.	1,510	706,891
Park Aerospace Corp.	1,422	20,903
†Rocket Lab USA, Inc.	12,685	70,148
RTX Corp.	17,936	1,509,135
Textron, Inc.	6,314	507,772
TransDigm Group, Inc.	429	433,976
†Triumph Group, Inc.	2,183	36,194
†V2X, Inc.	700	32,508
Woodward, Inc.	2,515	342,367
		12,135,519
Air Freight & Logistics–0.63%
†Air Transport Services Group, Inc.	4,399	77,467
CH Robinson Worldwide, Inc.	6,303	544,516
Expeditors International of Washington, Inc.	6,016	765,235
FedEx Corp.	5,190	1,312,914
Forward Air Corp.	1,360	85,503
†GXO Logistics, Inc.	6,121	374,360
†Hub Group, Inc. Class A	1,843	169,446
†Radiant Logistics, Inc.	4,220	28,021
United Parcel Service, Inc. Class B	14,166	2,227,320
		5,584,782
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Airlines–0.35%
†Alaska Air Group, Inc.	6,350	$248,095
Allegiant Travel Co.	1,306	107,889
†American Airlines Group, Inc.	14,699	201,964
Copa Holdings SA Class A	1,782	189,445
Delta Air Lines, Inc.	24,758	996,014
†Frontier Group Holdings, Inc.	2,518	13,748
†Hawaiian Holdings, Inc.	3,086	43,821
†JetBlue Airways Corp.	22,742	126,218
†SkyWest, Inc.	3,119	162,812
Southwest Airlines Co.	12,115	349,881
Spirit Airlines, Inc.	5,476	89,752
†Sun Country Airlines Holdings, Inc.	2,980	46,875
†United Airlines Holdings, Inc.	12,582	519,133
		3,095,647
Auto Components–0.55%
†Adient PLC	6,791	246,921
†American Axle & Manufacturing Holdings, Inc.	7,274	64,084
†Aptiv PLC	4,752	426,349
Autoliv, Inc.	5,998	660,920
BorgWarner, Inc.	14,888	533,735
†Cooper-Standard Holdings, Inc.	1,627	31,792
Dana, Inc.	8,992	131,373
†Dorman Products, Inc.	1,581	131,871
†Fox Factory Holding Corp.	1,929	130,169
†Garrett Motion, Inc.	3,700	35,779
Gentex Corp.	14,126	461,355
†Gentherm, Inc.	2,606	136,450
†Goodyear Tire & Rubber Co.	17,941	256,915
LCI Industries	1,744	219,238
Lear Corp.	3,586	506,379
†Modine Manufacturing Co.	3,832	228,770
†Motorcar Parts of America, Inc.	2,131	19,904
Patrick Industries, Inc.	1,704	170,996
Phinia, Inc.	2,977	90,173
†QuantumScape Corp.	13,098	91,031
Standard Motor Products, Inc.	1,116	44,428
†Stoneridge, Inc.	2,012	39,375
†Strattec Security Corp.	351	8,814
†Superior Industries International, Inc.	1,457	4,662
†Visteon Corp.	1,550	193,595
†XPEL, Inc.	810	43,619
		4,908,697
Automobiles–0.66%
Ford Motor Co.	55,802	680,226
LVIP Dimensional U.S. Core Equity 2 Fund-5

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Automobiles (continued)
General Motors Co.	26,900	$966,248
Harley-Davidson, Inc.	10,933	402,772
†Lucid Group, Inc.	17,187	72,357
†Rivian Automotive, Inc. Class A	7,819	183,434
†Tesla, Inc.	11,960	2,971,821
Thor Industries, Inc.	3,525	416,831
Winnebago Industries, Inc.	1,657	120,762
		5,814,451
Banks–5.21%
1st Source Corp.	1,869	102,702
ACNB Corp.	300	13,428
Amalgamated Financial Corp.	896	24,138
Amerant Bancorp, Inc.	828	20,344
American National Bankshares, Inc.	691	33,686
Ameris Bancorp	4,264	226,205
Ames National Corp.	508	10,841
Arrow Financial Corp.	1,317	36,797
Associated Banc-Corp.	9,472	202,606
Atlantic Union Bankshares Corp.	5,077	185,514
†Axos Financial, Inc.	4,313	235,490
Banc of California, Inc.	8,658	116,277
BancFirst Corp.	2,354	229,115
†Bancorp, Inc.	5,433	209,496
Bank of America Corp.	92,335	3,108,919
Bank of Hawaii Corp.	2,642	191,439
Bank of Marin Bancorp	1,102	24,266
Bank of NT Butterfield & Son Ltd.	3,380	108,194
Bank OZK	8,849	440,946
Bank7 Corp.	716	19,583
BankFinancial Corp.	1,093	11,214
BankUnited, Inc.	5,824	188,872
Bankwell Financial Group, Inc.	404	12,193
Banner Corp.	1,939	103,853
Bar Harbor Bankshares	748	21,961
BayCom Corp.	1,762	41,566
BCB Bancorp, Inc.	920	11,822
Berkshire Hills Bancorp, Inc.	4,384	108,855
†Blue Foundry Bancorp	1,892	18,296
Blue Ridge Bankshares, Inc.	816	2,472
BOK Financial Corp.	3,149	269,712
†Bridgewater Bancshares, Inc.	1,259	17,022
Brookline Bancorp, Inc.	6,793	74,112
Business First Bancshares, Inc.	727	17,921
Byline Bancorp, Inc.	1,200	28,272
C&F Financial Corp.	247	16,843
Cadence Bank	14,152	418,758
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
†California BanCorp	410	$10,152
Cambridge Bancorp	195	13,533
Camden National Corp.	1,173	44,140
Capital Bancorp, Inc.	649	15,706
Capital City Bank Group, Inc.	1,029	30,283
Capitol Federal Financial, Inc.	10,543	68,002
Capstar Financial Holdings, Inc.	789	14,786
†Carter Bankshares, Inc.	1,205	18,039
Cathay General Bancorp	5,111	227,797
Central Pacific Financial Corp.	1,797	35,365
Central Valley Community Bancorp	650	14,527
CF Bankshares, Inc.	455	8,950
Chemung Financial Corp.	348	17,330
Citigroup, Inc.	25,062	1,289,189
Citizens & Northern Corp.	830	18,617
Citizens Community Bancorp, Inc.	134	1,569
Citizens Financial Group, Inc.	13,775	456,503
Citizens Financial Services, Inc.	343	22,199
City Holding Co.	1,056	116,435
Civista Bancshares, Inc.	1,887	34,796
CNB Financial Corp.	1,363	30,790
†Coastal Financial Corp.	985	43,744
Codorus Valley Bancorp, Inc.	389	9,997
Colony Bankcorp, Inc.	809	10,760
Columbia Banking System, Inc.	13,339	355,885
†Columbia Financial, Inc.	5,791	111,650
Comerica, Inc.	5,568	310,750
Commerce Bancshares, Inc.	7,418	396,195
Community Bank System, Inc.	3,521	183,479
Community Trust Bancorp, Inc.	1,576	69,123
Community West Bancshares	798	13,877
ConnectOne Bancorp, Inc.	3,369	77,184
†CrossFirst Bankshares, Inc.	2,044	27,758
Cullen/Frost Bankers, Inc.	3,117	338,163
†Customers Bancorp, Inc.	2,725	157,014
CVB Financial Corp.	8,489	171,393
Dime Community Bancshares, Inc.	3,418	92,047
Eagle Bancorp, Inc.	2,082	62,751
East West Bancorp, Inc.	8,263	594,523
Eastern Bankshares, Inc.	6,232	88,494
Enterprise Bancorp, Inc.	505	16,291
Enterprise Financial Services Corp.	2,260	100,909
LVIP Dimensional U.S. Core Equity 2 Fund-6

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Equity Bancshares, Inc. Class A	1,411	$47,833
Esquire Financial Holdings, Inc.	464	23,181
ESSA Bancorp, Inc.	506	10,130
Evans Bancorp, Inc.	369	11,635
Farmers & Merchants Bancorp, Inc.	621	15,401
Farmers National Banc Corp.	1,405	20,302
FB Financial Corp.	3,337	132,979
†FFBW, Inc.	489	5,863
Fidelity D&D Bancorp, Inc.	372	21,587
Fifth Third Bancorp	18,805	648,584
Financial Institutions, Inc.	1,236	26,327
Finward Bancorp	301	7,525
First Bancorp	2,305	85,308
First BanCorp	15,722	258,627
First Bancorp, Inc.	400	11,288
First Bancshares, Inc.	1,446	42,411
First Bank	702	10,319
First Busey Corp.	3,995	99,156
First Business Financial Services, Inc.	400	16,040
First Capital, Inc.	402	10,971
First Citizens BancShares, Inc. Class A	517	733,607
First Commonwealth Financial Corp.	7,586	117,128
First Community Bankshares, Inc.	1,806	67,003
First Financial Bancorp	6,619	157,201
First Financial Bankshares, Inc.	6,396	193,799
First Financial Corp.	910	39,157
First Foundation, Inc.	3,162	30,608
First Hawaiian, Inc.	9,409	215,090
First Horizon Corp.	29,816	422,195
First Internet Bancorp	281	6,797
First Interstate BancSystem, Inc. Class A	5,713	175,675
First Merchants Corp.	3,427	127,073
First Mid Bancshares, Inc.	782	27,104
First of Long Island Corp.	2,890	38,264
First Savings Financial Group, Inc.	486	8,165
†First Seacoast Bancorp, Inc.	801	6,056
First United Corp.	461	10,838
†First Western Financial, Inc.	385	7,635
Five Star Bancorp	972	25,447
Flushing Financial Corp.	2,575	42,436
FNB Corp.	24,748	340,780
FNCB Bancorp, Inc.	1,311	8,902
Franklin Financial Services Corp.	484	15,270
FS Bancorp, Inc.	364	13,453
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Fulton Financial Corp.	10,167	$167,349
†FVCBankcorp, Inc.	1,846	26,213
German American Bancorp, Inc.	1,832	59,375
Glacier Bancorp, Inc.	7,320	302,462
Great Southern Bancorp, Inc.	1,288	76,443
Guaranty Bancshares, Inc.	986	33,149
Hancock Whitney Corp.	5,726	278,226
Hanmi Financial Corp.	2,726	52,884
HarborOne Bancorp, Inc.	3,449	41,319
Hawthorn Bancshares, Inc.	432	10,960
HBT Financial, Inc.	668	14,101
Heartland Financial USA, Inc.	2,936	110,423
Heritage Commerce Corp.	4,676	46,386
Heritage Financial Corp.	2,744	58,694
Hilltop Holdings, Inc.	4,920	173,233
Hingham Institution For Savings The	65	12,636
Home Bancorp, Inc.	767	32,222
Home BancShares, Inc.	11,965	303,073
HomeStreet, Inc.	1,444	14,873
HomeTrust Bancshares, Inc.	2,018	54,325
Hope Bancorp, Inc.	7,589	91,675
Horizon Bancorp, Inc.	3,992	57,126
Huntington Bancshares, Inc.	38,021	483,627
Independent Bank Corp.	5,850	294,585
Independent Bank Group, Inc.	3,133	159,407
International Bancshares Corp.	4,629	251,447
Investar Holding Corp.	619	9,229
JPMorgan Chase & Co.	50,533	8,595,663
Kearny Financial Corp.	6,302	56,529
KeyCorp	23,443	337,579
Lakeland Bancorp, Inc.	3,667	54,235
Lakeland Financial Corp.	1,686	109,860
Landmark Bancorp, Inc.	582	11,279
LCNB Corp.	779	12,285
Live Oak Bancshares, Inc.	3,910	177,905
†Luther Burbank Corp.	1,860	19,921
M&T Bank Corp.	5,091	697,874
Macatawa Bank Corp.	1,713	19,323
MainStreet Bancshares, Inc.	481	11,934
Mercantile Bank Corp.	1,549	62,549
Meridian Corp.	630	8,757
Metrocity Bankshares, Inc.	927	22,267
†Metropolitan Bank Holding Corp.	1,000	55,380
Mid Penn Bancorp, Inc.	517	12,553
Middlefield Banc Corp.	600	19,422
Midland States Bancorp, Inc.	2,021	55,699
MidWestOne Financial Group, Inc.	1,275	34,310
MVB Financial Corp.	505	11,393
LVIP Dimensional U.S. Core Equity 2 Fund-7

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
National Bank Holdings Corp. Class A	1,818	$67,611
National Bankshares, Inc.	222	7,182
NBT Bancorp, Inc.	3,590	150,457
New York Community Bancorp, Inc.	40,190	411,144
Nicolet Bankshares, Inc.	736	59,233
Northeast Bank	600	33,114
Northeast Community Bancorp, Inc.	1,217	21,590
Northfield Bancorp, Inc.	4,576	57,566
Northrim BanCorp, Inc.	322	18,422
Northwest Bancshares, Inc.	9,475	118,248
Norwood Financial Corp.	355	11,683
Oak Valley Bancorp	1,718	51,454
OceanFirst Financial Corp.	3,787	65,742
OFG Bancorp	3,694	138,451
Ohio Valley Banc Corp.	303	6,969
Old National Bancorp	20,475	345,823
Old Point Financial Corp.	531	9,415
Old Second Bancorp, Inc.	1,033	15,950
OP Bancorp	1,114	12,198
†OptimumBank Holdings, Inc.	160	664
Orange County Bancorp, Inc.	220	13,253
Origin Bancorp, Inc.	1,422	50,581
Orrstown Financial Services, Inc.	503	14,838
Pacific Premier Bancorp, Inc.	5,733	166,888
Park National Corp.	1,191	158,236
Parke Bancorp, Inc.	739	14,965
Pathward Financial, Inc.	3,304	174,881
†Patriot National Bancorp, Inc.	972	3,723
PCB Bancorp	642	11,832
Peapack-Gladstone Financial Corp.	2,178	64,948
Penns Woods Bancorp, Inc.	878	19,764
Peoples Bancorp of North Carolina, Inc.	800	24,152
Peoples Bancorp, Inc.	2,814	95,001
Peoples Financial Services Corp.	412	20,064
Pinnacle Financial Partners, Inc.	3,905	340,594
†Pioneer Bancorp, Inc.	1,588	15,896
Plumas Bancorp	367	15,175
PNC Financial Services Group, Inc.	5,084	787,257
†Ponce Financial Group, Inc.	1,139	11,117
Popular, Inc.	5,265	432,099
Preferred Bank	1,329	97,083
Premier Financial Corp.	3,387	81,627
Primis Financial Corp.	1,601	20,269
Princeton Bancorp, Inc.	477	17,124
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
Prosperity Bancshares, Inc.	4,571	$309,594
†Provident Bancorp, Inc.	1,300	13,091
Provident Financial Services, Inc.	5,414	97,614
QCR Holdings, Inc.	1,366	79,761
RBB Bancorp	1,258	23,952
Red River Bancshares, Inc.	400	22,444
Regions Financial Corp.	24,752	479,694
Renasant Corp.	4,113	138,526
Republic Bancorp, Inc. Class A	1,308	72,149
Richmond Mutual BanCorp, Inc.	246	2,831
Riverview Bancorp, Inc.	1,450	9,280
S&T Bancorp, Inc.	3,057	102,165
Sandy Spring Bancorp, Inc.	3,595	97,928
SB Financial Group, Inc.	200	3,048
Seacoast Banking Corp. of Florida	3,281	93,377
ServisFirst Bancshares, Inc.	3,116	207,619
Shore Bancshares, Inc.	1,726	24,595
Sierra Bancorp	1,304	29,405
Simmons First National Corp. Class A	7,801	154,772
SmartFinancial, Inc.	542	13,274
South Plains Financial, Inc.	621	17,984
†Southern First Bancshares, Inc.	419	15,545
Southern Missouri Bancorp, Inc.	664	35,451
Southern States Bancshares, Inc.	652	19,091
Southside Bancshares, Inc.	2,708	84,815
SouthState Corp.	4,676	394,888
Stellar Bancorp, Inc.	3,763	104,762
†Sterling Bancorp, Inc.	1,968	11,355
Stock Yards Bancorp, Inc.	1,461	75,227
Summit Financial Group, Inc.	450	13,811
Synovus Financial Corp.	9,521	358,466
Territorial Bancorp, Inc.	299	3,334
†Texas Capital Bancshares, Inc.	2,530	163,514
TFS Financial Corp.	7,410	108,853
†Third Coast Bancshares, Inc.	784	15,578
Timberland Bancorp, Inc.	400	12,584
Tompkins Financial Corp.	1,112	66,976
Towne Bank	4,814	143,265
TriCo Bancshares	2,055	88,303
†Triumph Financial, Inc.	2,365	189,626
Truist Financial Corp.	16,483	608,552
TrustCo Bank Corp.	1,470	45,643
Trustmark Corp.	4,607	128,443
U.S. Bancorp	22,915	991,761
UMB Financial Corp.	2,898	242,128
LVIP Dimensional U.S. Core Equity 2 Fund-8

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Banks (continued)
United Bankshares, Inc.	8,773	$329,426
United Community Banks, Inc.	5,327	155,868
United Security Bancshares	2,131	17,922
Unity Bancorp, Inc.	845	25,004
Univest Financial Corp.	2,727	60,076
†USCB Financial Holdings, Inc.	1,035	12,679
Valley National Bancorp	26,937	292,536
Veritex Holdings, Inc.	2,371	55,173
Virginia National Bankshares Corp.	307	10,555
WaFd, Inc.	4,358	143,640
Washington Trust Bancorp, Inc.	1,505	48,732
Webster Financial Corp.	9,448	479,580
Wells Fargo & Co.	47,178	2,322,101
WesBanco, Inc.	5,072	159,109
West BanCorp, Inc.	758	16,070
Westamerica BanCorp	1,867	105,317
Western Alliance Bancorp	5,374	353,555
Western New England Bancorp, Inc.	1,120	10,080
William Penn Bancorp	914	11,160
Wintrust Financial Corp.	2,899	268,882
WSFS Financial Corp.	4,769	219,040
Zions Bancorp NA	7,368	323,234
		46,150,830
Beverages–1.17%
†Boston Beer Co., Inc. Class A	527	182,126
Brown-Forman Corp. Class A	8,438	485,988
†Celsius Holdings, Inc.	3,129	170,593
Coca-Cola Co.	43,598	2,569,230
Coca-Cola Consolidated, Inc.	532	493,909
Constellation Brands, Inc. Class A	1,933	467,303
†Duckhorn Portfolio, Inc.	5,564	54,805
Keurig Dr Pepper, Inc.	6,902	229,975
MGP Ingredients, Inc.	1,309	128,963
Molson Coors Beverage Co. Class B	6,124	374,850
†Monster Beverage Corp.	5,398	310,979
†National Beverage Corp.	4,024	200,073
PepsiCo, Inc.	27,525	4,674,846
†Vita Coco Co., Inc.	837	21,469
		10,365,109
Biotechnology–2.29%
†2seventy bio, Inc.	1,762	7,524
†4D Molecular Therapeutics, Inc.	1,916	38,818
†Aadi Bioscience, Inc.	1,704	3,442
AbbVie, Inc.	31,346	4,857,690
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Acumen Pharmaceuticals, Inc.	2,758	$10,591
†Adicet Bio, Inc.	1,731	3,272
†ADMA Biologics, Inc.	5,200	23,504
†Adverum Biotechnologies, Inc.	5,792	4,360
†Affimed NV	1,899	1,187
†Agios Pharmaceuticals, Inc.	3,393	75,562
†Aldeyra Therapeutics, Inc.	4,058	14,244
†Alector, Inc.	1,703	13,590
†Alkermes PLC	7,678	212,988
†Allakos, Inc.	198	541
†Allogene Therapeutics, Inc.	7,123	22,865
†Allovir, Inc.	3,122	2,122
†Alnylam Pharmaceuticals, Inc.	1,461	279,650
†Alpine Immune Sciences, Inc.	2,571	49,003
Amgen, Inc.	9,491	2,733,598
†AnaptysBio, Inc.	1,298	27,803
†Anika Therapeutics, Inc.	1,049	23,770
†Arcturus Therapeutics Holdings, Inc.	1,842	58,078
†Arcus Biosciences, Inc.	5,741	109,653
†Arcutis Biotherapeutics, Inc.	1,509	4,874
†Ardelyx, Inc.	2,308	14,310
†Arrowhead Pharmaceuticals, Inc.	1,132	34,639
†Avid Bioservices, Inc.	1,153	7,495
†Avidity Biosciences, Inc.	3,180	28,779
†Avita Medical, Inc.	3,203	43,945
†Beam Therapeutics, Inc.	3,859	105,042
†Biogen, Inc.	2,985	772,428
†BioMarin Pharmaceutical, Inc.	2,850	274,797
†Bluebird Bio, Inc.	2,545	3,512
†CareDx, Inc.	2,553	30,636
†Caribou Biosciences, Inc.	3,735	21,402
†Catalyst Pharmaceuticals, Inc.	2,500	42,025
†Celcuity, Inc.	961	14,002
†Celldex Therapeutics, Inc.	640	25,382
†Cogent Biosciences, Inc.	2,478	14,571
†Crinetics Pharmaceuticals, Inc.	600	21,348
†Cue Biopharma, Inc.	1,743	4,602
†Cullinan Oncology, Inc.	2,469	25,159
†Day One Biopharmaceuticals, Inc.	1,142	16,673
†Deciphera Pharmaceuticals, Inc.	3,577	57,697
†Denali Therapeutics, Inc.	3,237	69,466
†Design Therapeutics, Inc.	1,353	3,585
†Dominari Holdings, Inc.	700	1,813
†Dynavax Technologies Corp.	7,873	110,065
LVIP Dimensional U.S. Core Equity 2 Fund-9

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Dyne Therapeutics, Inc.	2,238	$29,765
†Eagle Pharmaceuticals, Inc.	867	4,534
†Editas Medicine, Inc.	2,173	22,012
†Emergent BioSolutions, Inc.	3,148	7,555
†Enanta Pharmaceuticals, Inc.	1,564	14,717
†Exact Sciences Corp.	2,539	187,835
†Exelixis, Inc.	14,409	345,672
†Fate Therapeutics, Inc.	2,609	9,758
†G1 Therapeutics, Inc.	1,617	4,932
†Generation Bio Co.	2,510	4,142
Gilead Sciences, Inc.	27,540	2,231,015
†Graphite Bio, Inc.	4,429	11,604
†Halozyme Therapeutics, Inc.	4,947	182,841
†HilleVax, Inc.	1,380	22,149
†Ideaya Biosciences, Inc.	1,500	53,370
†ImmunoGen, Inc.	4,878	144,633
†Immunovant, Inc.	4,470	188,321
†Incyte Corp.	2,494	156,598
†Intellia Therapeutics, Inc.	1,899	57,901
†Iovance Biotherapeutics, Inc.	11,445	93,048
†Ironwood Pharmaceuticals, Inc.	9,451	108,119
†KalVista Pharmaceuticals, Inc.	4,047	49,576
†Karuna Therapeutics, Inc.	246	77,861
†Keros Therapeutics, Inc.	477	18,966
†Kiniksa Pharmaceuticals Ltd. Class A	1,095	19,206
†Kodiak Sciences, Inc.	240	730
†Krystal Biotech, Inc.	1,336	165,744
†Kura Oncology, Inc.	3,845	55,291
†Kymera Therapeutics, Inc.	2,090	53,211
†Larimar Therapeutics, Inc.	2,554	11,621
†Lineage Cell Therapeutics, Inc.	4,300	4,687
†Lumos Pharma, Inc.	21	66
†MacroGenics, Inc.	2,522	24,262
†MediciNova, Inc.	6,693	10,039
†MeiraGTx Holdings PLC	2,724	19,122
†Mersana Therapeutics, Inc.	2,209	5,125
†MiMedx Group, Inc.	2,928	25,679
†Mirati Therapeutics, Inc.	1,120	65,800
†Moderna, Inc.	4,054	403,170
†Monte Rosa Therapeutics, Inc.	1,541	8,707
†Morphic Holding, Inc.	1,526	44,071
†Mural Oncology PLC	767	4,541
†Myriad Genetics, Inc.	6,104	116,831
†Neurocrine Biosciences, Inc.	1,790	235,850
†NextCure, Inc.	3,736	4,259
†Nurix Therapeutics, Inc.	1,279	13,199
†Nuvalent, Inc. Class A	1,352	99,494
†Olema Pharmaceuticals, Inc.	3,674	51,546
†Omega Therapeutics, Inc.	1,589	4,783
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Biotechnology (continued)
†Organogenesis Holdings, Inc.	1,728	$7,068
†Ovid therapeutics, Inc.	5,420	17,452
=†PDL BioPharma, Inc.	12,718	20,476
†PMV Pharmaceuticals, Inc.	2,465	7,642
†Poseida Therapeutics, Inc.	2,501	8,403
†Protagonist Therapeutics, Inc.	3,412	78,237
†Prothena Corp. PLC	2,185	79,403
†Puma Biotechnology, Inc.	3,378	14,627
†RAPT Therapeutics, Inc.	1,100	27,335
†Recursion Pharmaceuticals, Inc. Class A	9,555	94,212
†Regeneron Pharmaceuticals, Inc.	1,658	1,456,205
†REGENXBIO, Inc.	2,597	46,616
†Relay Therapeutics, Inc.	5,091	56,052
†Replimune Group, Inc.	2,843	23,966
†REVOLUTION Medicines, Inc.	3,314	95,046
†Rhythm Pharmaceuticals, Inc.	1,655	76,080
†Rocket Pharmaceuticals, Inc.	1,401	41,988
†Sage Therapeutics, Inc.	2,104	45,594
†Sangamo Therapeutics, Inc.	8,751	4,754
†Sarepta Therapeutics, Inc.	488	47,058
†Shattuck Labs, Inc.	2,704	19,280
†SpringWorks Therapeutics, Inc.	1,869	68,218
†Stoke Therapeutics, Inc.	1,500	7,890
†Sutro Biopharma, Inc.	1,578	6,770
Tourmaline Bio, Inc.	239	6,257
†Twist Bioscience Corp.	4,862	179,213
†United Therapeutics Corp.	2,309	507,726
†Vanda Pharmaceuticals, Inc.	3,572	15,074
†Veracyte, Inc.	2,798	76,973
†Verastem, Inc.	570	4,640
†Vericel Corp.	1,703	60,644
†Vertex Pharmaceuticals, Inc.	2,209	898,820
†Verve Therapeutics, Inc.	1,676	23,363
†Viking Therapeutics, Inc.	2,950	54,899
†Vir Biotechnology, Inc.	5,566	55,994
†Vor BioPharma, Inc.	1,524	3,429
†Voyager Therapeutics, Inc.	1,748	14,753
†Werewolf Therapeutics, Inc.	1,614	6,230
†Xencor, Inc.	3,216	68,276
†Xenon Pharmaceuticals, Inc.	1,566	72,130
†Y-mAbs Therapeutics, Inc.	1,554	10,598
†Zentalis Pharmaceuticals, Inc.	2,690	40,753
		20,246,204
Building Products–1.35%
A O Smith Corp.	8,201	676,090
AAON, Inc.	4,356	321,778
LVIP Dimensional U.S. Core Equity 2 Fund-10

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Building Products (continued)
Advanced Drainage Systems, Inc.	4,570	$642,725
Allegion PLC	3,804	481,929
†American Woodmark Corp.	1,121	104,085
Apogee Enterprises, Inc.	1,507	80,489
Armstrong World Industries, Inc.	3,181	312,756
†AZEK Co., Inc.	3,729	142,634
AZZ, Inc.	2,008	116,645
†Builders FirstSource, Inc.	5,441	908,320
Carlisle Cos., Inc.	1,878	586,744
Carrier Global Corp.	12,221	702,096
CSW Industrials, Inc.	1,444	299,500
Fortune Brands Innovations, Inc.	5,662	431,105
†Gibraltar Industries, Inc.	1,995	157,565
Griffon Corp.	3,933	239,716
†Hayward Holdings, Inc.	9,286	126,290
Insteel Industries, Inc.	1,555	59,541
†Janus International Group, Inc.	851	11,106
†JELD-WEN Holding, Inc.	7,208	136,087
Johnson Controls International PLC	10,373	597,900
Lennox International, Inc.	1,245	557,162
Masco Corp.	4,785	320,499
†Masonite International Corp.	1,626	137,657
†Masterbrand, Inc.	8,775	130,309
Owens Corning	4,521	670,148
†PGT Innovations, Inc.	4,054	164,998
Quanex Building Products Corp.	2,203	67,346
†Resideo Technologies, Inc.	9,867	185,697
Simpson Manufacturing Co., Inc.	2,689	532,368
Tecnoglass, Inc.	2,696	123,234
Trane Technologies PLC	2,979	726,578
†Trex Co., Inc.	5,817	481,589
UFP Industries, Inc.	4,286	538,107
Zurn Elkay Water Solutions Corp.	5,645	166,019
		11,936,812
Capital Markets–2.89%
Affiliated Managers Group, Inc.	2,450	370,979
Ameriprise Financial, Inc.	4,194	1,593,007
ARES Management Corp. Class A	1,769	210,369
Artisan Partners Asset Management, Inc. Class A	4,953	218,824
†Ashford, Inc.	690	2,539
†AssetMark Financial Holdings, Inc.	2,716	81,344
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
Associated Capital Group, Inc. Class A	251	$8,963
B Riley Financial, Inc.	150	3,149
Bank of New York Mellon Corp.	14,686	764,406
BGC Group, Inc. Class A	17,890	129,166
BlackRock, Inc.	1,323	1,074,011
Blackstone, Inc.	1,653	216,411
Brightsphere Investment Group, Inc.	2,470	47,325
Carlyle Group, Inc.	9,308	378,743
Cboe Global Markets, Inc.	2,885	515,146
Charles Schwab Corp.	19,020	1,308,576
CME Group, Inc.	3,001	632,011
Cohen & Steers, Inc.	2,732	206,894
†Coinbase Global, Inc. Class A	1,151	200,182
Diamond Hill Investment Group, Inc.	308	51,002
†Donnelley Financial Solutions, Inc.	3,417	213,118
Evercore, Inc. Class A	3,008	514,518
FactSet Research Systems, Inc.	873	416,465
Federated Hermes, Inc.	6,284	212,776
Franklin Resources, Inc.	11,369	338,683
Goldman Sachs Group, Inc.	4,225	1,629,878
Hamilton Lane, Inc. Class A	2,388	270,895
Houlihan Lokey, Inc.	2,512	301,214
Interactive Brokers Group, Inc. Class A	1,344	111,418
Intercontinental Exchange, Inc.	6,212	797,807
Invesco Ltd.	17,695	315,679
Janus Henderson Group PLC	10,713	322,997
Jefferies Financial Group, Inc.	12,086	488,395
KKR & Co., Inc.	5,722	474,068
Lazard Ltd. Class A	6,621	230,411
LPL Financial Holdings, Inc.	2,880	655,546
MarketAxess Holdings, Inc.	898	262,979
Moelis & Co. Class A	1,830	102,718
Moody's Corp.	1,694	661,609
Morgan Stanley	17,917	1,670,760
Morningstar, Inc.	1,355	387,855
MSCI, Inc.	578	326,946
Nasdaq, Inc.	12,420	722,099
Northern Trust Corp.	6,203	523,409
†Open Lending Corp. Class A	5,162	43,929
Oppenheimer Holdings, Inc. Class A	765	31,610
Piper Sandler Cos.	1,263	220,861
PJT Partners, Inc. Class A	816	83,126
Raymond James Financial, Inc.	6,282	700,443
LVIP Dimensional U.S. Core Equity 2 Fund-11

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Capital Markets (continued)
†Robinhood Markets, Inc. Class A	19,647	$250,303
S&P Global, Inc.	2,788	1,228,170
SEI Investments Co.	7,297	463,724
Silvercrest Asset Management Group, Inc. Class A	997	16,949
State Street Corp.	9,159	709,456
StepStone Group, Inc. Class A	1,553	49,432
Stifel Financial Corp.	6,789	469,459
†StoneX Group, Inc.	1,866	137,767
T Rowe Price Group, Inc.	5,844	629,340
Tradeweb Markets, Inc. Class A	2,207	200,572
U.S. Global Investors, Inc. Class A	2,448	6,903
Victory Capital Holdings, Inc. Class A	2,310	79,556
Virtu Financial, Inc. Class A	5,162	104,582
Virtus Investment Partners, Inc.	420	101,539
Westwood Holdings Group, Inc.	439	5,518
WisdomTree, Inc.	10,540	73,042
		25,571,571
Chemicals–2.17%
AdvanSix, Inc.	2,562	76,757
Air Products & Chemicals, Inc.	2,155	590,039
Albemarle Corp.	2,615	377,815
†Alto Ingredients, Inc.	4,791	12,744
American Vanguard Corp.	2,114	23,191
Ashland, Inc.	3,930	331,338
†Aspen Aerogels, Inc.	2,207	34,826
Avient Corp.	6,532	271,535
†Axalta Coating Systems Ltd.	15,781	536,081
Balchem Corp.	1,569	233,389
Cabot Corp.	3,948	329,658
Celanese Corp.	2,955	459,118
CF Industries Holdings, Inc.	8,984	714,228
Chemours Co.	10,477	330,445
Corteva, Inc.	12,005	575,280
Dow, Inc.	23,600	1,294,224
DuPont de Nemours, Inc.	9,282	714,064
Eastman Chemical Co.	4,406	395,747
Ecolab, Inc.	2,496	495,082
†Ecovyst, Inc.	6,127	59,861
Element Solutions, Inc.	17,028	394,028
FMC Corp.	3,567	224,899
Hawkins, Inc.	1,770	124,643
HB Fuller Co.	3,432	279,399
Huntsman Corp.	14,366	361,018
†Ingevity Corp.	2,010	94,912
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
Innospec, Inc.	1,414	$174,261
International Flavors & Fragrances, Inc.	6,197	501,771
†Intrepid Potash, Inc.	1,283	30,651
Koppers Holdings, Inc.	1,060	54,293
Kronos Worldwide, Inc.	4,954	49,243
Linde PLC	5,678	2,332,011
†Livent Corp.	7,469	134,293
†LSB Industries, Inc.	3,136	29,196
LyondellBasell Industries NV Class A	11,123	1,057,575
Mativ Holdings, Inc.	2,848	43,603
Minerals Technologies, Inc.	2,394	170,716
Mosaic Co.	13,142	469,564
NewMarket Corp.	666	363,523
Northern Technologies International Corp.	1,639	19,307
Olin Corp.	10,808	583,092
Orion SA	1,957	54,268
PPG Industries, Inc.	5,978	894,010
Quaker Chemical Corp.	243	51,861
†Rayonier Advanced Materials, Inc.	7,464	30,229
RPM International, Inc.	4,724	527,340
Sensient Technologies Corp.	2,141	141,306
Sherwin-Williams Co.	4,872	1,519,577
Stepan Co.	1,624	153,549
Trinseo PLC	3,760	31,471
Tronox Holdings PLC Class A	10,735	152,008
Westlake Corp.	2,453	343,322
		19,246,361
Commercial Services & Supplies–0.96%
ABM Industries, Inc.	4,513	202,318
ACCO Brands Corp.	7,956	48,372
Acme United Corp.	172	7,372
†ACV Auctions, Inc. Class A	1,930	29,240
ARC Document Solutions, Inc.	3,628	11,900
Brady Corp. Class A	2,770	162,571
†BrightView Holdings, Inc.	3,756	31,626
Brink's Co.	3,039	267,280
†Casella Waste Systems, Inc. Class A	2,417	206,557
†CECO Environmental Corp.	1,187	24,072
†Cimpress PLC	912	73,006
Cintas Corp.	1,442	869,036
Civeo Corp.	630	14,396
†Clean Harbors, Inc.	3,977	694,026
†Copart, Inc.	8,068	395,332
Deluxe Corp.	3,259	69,906
†Driven Brands Holdings, Inc.	5,238	74,694
Ennis, Inc.	1,765	38,671
†Enviri Corp.	5,387	48,483
=†GCI Liberty, Inc.	5,698	0
LVIP Dimensional U.S. Core Equity 2 Fund-12

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Commercial Services & Supplies (continued)
†Healthcare Services Group, Inc.	4,016	$41,646
HNI Corp.	3,761	157,323
Interface, Inc.	3,770	47,577
†Liquidity Services, Inc.	1,758	30,255
Matthews International Corp. Class A	2,379	87,190
MillerKnoll, Inc.	5,531	147,567
†Montrose Environmental Group, Inc.	388	12,466
MSA Safety, Inc.	1,382	233,323
NL Industries, Inc.	2,090	11,725
†OPENLANE, Inc.	9,508	140,813
†Performant Financial Corp.	4,544	14,200
†Perma-Fix Environmental Services, Inc.	1,952	15,343
Pitney Bowes, Inc.	8,459	37,220
†Quad/Graphics, Inc.	4,623	25,057
†Quest Resource Holding Corp.	2,058	15,085
Republic Services, Inc.	4,433	731,046
Rollins, Inc.	8,554	373,553
†SP Plus Corp.	1,793	91,891
Steelcase, Inc. Class A	5,268	71,223
†Stericycle, Inc.	4,397	217,915
Tetra Tech, Inc.	2,170	362,238
UniFirst Corp.	1,034	189,129
Veralto Corp.	1,877	154,402
Vestis Corp.	4,936	104,347
†Viad Corp.	1,218	44,092
VSE Corp.	1,374	88,774
Waste Management, Inc.	9,837	1,761,807
		8,476,065
Communications Equipment–0.67%
†Applied Optoelectronics, Inc.	1,210	23,377
†Arista Networks, Inc.	1,777	418,501
†Aviat Networks, Inc.	797	26,030
†Calix, Inc.	1,776	77,594
†Cambium Networks Corp.	1,400	8,400
†Ciena Corp.	7,107	319,886
Cisco Systems, Inc.	54,029	2,729,545
†Clearfield, Inc.	826	24,020
Comtech Telecommunications Corp.	2,049	17,273
†Digi International, Inc.	1,498	38,948
†DZS, Inc.	1,150	2,266
†Extreme Networks, Inc.	5,674	100,089
†F5, Inc.	2,057	368,162
†Genasys, Inc.	2,022	4,105
†Harmonic, Inc.	6,256	81,578
†Infinera Corp.	4,453	21,152
Juniper Networks, Inc.	15,147	446,534
†KVH Industries, Inc.	2,253	11,851
†Lumentum Holdings, Inc.	3,600	188,712
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Communications Equipment (continued)
Motorola Solutions, Inc.	1,946	$609,273
†NETGEAR, Inc.	2,066	30,122
†NetScout Systems, Inc.	5,309	116,533
Network-1 Technologies, Inc.	11	24
†Ribbon Communications, Inc.	9,487	27,512
†Viasat, Inc.	3,034	84,800
†Viavi Solutions, Inc.	13,191	132,833
		5,909,120
Construction & Engineering–0.69%
AECOM	4,158	384,324
†Ameresco, Inc. Class A	3,022	95,707
†API Group Corp.	5,216	180,474
Arcosa, Inc.	2,983	246,515
Argan, Inc.	1,157	54,136
†Bowman Consulting Group Ltd.	429	15,238
†Cadeler AS ADR	454	8,354
Comfort Systems USA, Inc.	2,557	525,898
†Concrete Pumping Holdings, Inc.	5,143	42,173
†Construction Partners, Inc. Class A	2,150	93,568
†Dycom Industries, Inc.	2,115	243,415
EMCOR Group, Inc.	3,159	680,543
†Fluor Corp.	7,505	293,971
Granite Construction, Inc.	2,572	130,812
†Great Lakes Dredge & Dock Corp.	4,650	35,712
†IES Holdings, Inc.	1,179	93,400
†Limbach Holdings, Inc.	231	10,504
†MasTec, Inc.	4,506	341,194
†Matrix Service Co.	2,351	22,993
MDU Resources Group, Inc.	12,934	256,093
†MYR Group, Inc.	1,177	170,229
†Northwest Pipe Co.	539	16,310
†Orion Group Holdings, Inc.	1,150	5,681
Primoris Services Corp.	5,392	179,068
Quanta Services, Inc.	3,915	844,857
†Sterling Infrastructure, Inc.	2,101	184,741
†Tutor Perini Corp.	4,056	36,910
Valmont Industries, Inc.	1,274	297,492
†WillScot Mobile Mini Holdings Corp.	14,301	636,394
		6,126,706
Construction Materials–0.30%
Eagle Materials, Inc.	2,323	471,197
†Knife River Corp.	3,233	213,960
Martin Marietta Materials, Inc.	1,696	846,151
†Smith-Midland Corp.	532	21,014
†Summit Materials, Inc. Class A	8,412	323,526
LVIP Dimensional U.S. Core Equity 2 Fund-13

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Construction Materials (continued)
U.S. Lime & Minerals, Inc.	277	$63,807
Vulcan Materials Co.	3,325	754,808
		2,694,463
Consumer Finance–0.98%
Ally Financial, Inc.	16,293	568,952
American Express Co.	11,804	2,211,361
†Atlanticus Holdings Corp.	351	13,573
Bread Financial Holdings, Inc.	3,301	108,735
Capital One Financial Corp.	7,774	1,019,327
†Credit Acceptance Corp.	921	490,644
Discover Financial Services	11,407	1,282,147
†Encore Capital Group, Inc.	2,487	126,215
†Enova International, Inc.	2,115	117,087
†EZCORP, Inc. Class A	4,961	43,359
FirstCash Holdings, Inc.	2,903	314,656
†Green Dot Corp. Class A	3,291	32,581
†LendingClub Corp.	7,603	66,450
†LendingTree, Inc.	222	6,731
Navient Corp.	12,007	223,570
Nelnet, Inc. Class A	1,924	169,735
OneMain Holdings, Inc.	8,941	439,897
†PRA Group, Inc.	3,508	91,910
†PROG Holdings, Inc.	4,619	142,773
Regional Management Corp.	567	14,220
SLM Corp.	18,747	358,443
†SoFi Technologies, Inc.	15,747	156,683
Synchrony Financial	16,003	611,155
†World Acceptance Corp.	783	102,205
		8,712,409
Containers & Packaging–0.76%
Amcor PLC	38,673	372,808
AptarGroup, Inc.	3,579	442,436
Ardagh Metal Packaging SA	4,030	15,475
Avery Dennison Corp.	3,229	652,775
Ball Corp.	9,481	545,347
Berry Global Group, Inc.	10,390	700,182
Crown Holdings, Inc.	6,510	599,506
Graphic Packaging Holding Co.	25,771	635,255
Greif, Inc. Class A	2,732	179,490
International Paper Co.	11,999	433,764
Myers Industries, Inc.	3,079	60,194
†O-I Glass, Inc.	8,101	132,694
Packaging Corp. of America	3,479	566,764
Pactiv Evergreen, Inc.	2,300	31,533
†Ranpak Holdings Corp.	874	5,087
Sealed Air Corp.	5,125	187,165
Silgan Holdings, Inc.	8,348	377,747
Sonoco Products Co.	7,114	397,459
TriMas Corp.	3,116	78,928
Westrock Co.	8,446	350,678
		6,765,287
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Distributors–0.18%
Genuine Parts Co.	5,038	$697,763
LKQ Corp.	7,912	378,114
Pool Corp.	1,296	516,728
Weyco Group, Inc.	507	15,900
		1,608,505
Diversified Consumer Services–0.38%
†2U, Inc.	2,763	3,398
ADT, Inc.	20,450	139,469
†Adtalem Global Education, Inc.	2,932	172,841
†American Public Education, Inc.	1,456	14,050
†Bright Horizons Family Solutions, Inc.	2,461	231,925
Carriage Services, Inc.	1,652	41,317
†Chegg, Inc.	7,787	88,460
†Coursera, Inc.	6,556	126,990
†Duolingo, Inc.	269	61,023
†Frontdoor, Inc.	3,903	137,464
Graham Holdings Co. Class B	279	194,329
†Grand Canyon Education, Inc.	3,013	397,837
H&R Block, Inc.	8,384	405,534
Laureate Education, Inc. Class A	6,158	84,426
†Lincoln Educational Services Corp.	1,828	18,353
†OneSpaWorld Holdings Ltd.	3,672	51,775
Perdoceo Education Corp.	6,090	106,940
†Rover Group, Inc.	4,115	44,771
Service Corp. International	10,544	721,737
Strategic Education, Inc.	1,317	121,651
†Stride, Inc.	2,788	165,524
†Universal Technical Institute, Inc.	3,313	41,479
		3,371,293
Diversified Financial Services–3.64%
†Acacia Research Corp.	1,090	4,273
†Affirm Holdings, Inc.	6,107	300,098
A-Mark Precious Metals, Inc.	1,222	36,965
Apollo Global Management, Inc.	2,440	227,384
†AvidXchange Holdings, Inc.	9,185	113,802
†Berkshire Hathaway, Inc. Class B	22,189	7,913,929
†Block, Inc.	5,736	443,680
†BM Technologies, Inc.	419	859
†Cannae Holdings, Inc.	4,445	86,722
†Cantaloupe, Inc.	5,370	39,792
Cass Information Systems, Inc.	1,074	48,384
Corebridge Financial, Inc.	2,054	44,490
Enact Holdings, Inc.	754	21,783
LVIP Dimensional U.S. Core Equity 2 Fund-14

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
Equitable Holdings, Inc.	22,169	$738,228
Essent Group Ltd.	7,232	381,416
†Euronet Worldwide, Inc.	2,790	283,157
EVERTEC, Inc.	4,425	181,159
Federal Agricultural Mortgage Corp. Class A	799	150,977
Fidelity National Information Services, Inc.	12,377	743,486
†Fiserv, Inc.	6,554	870,633
†FleetCor Technologies, Inc.	3,326	939,961
†Flywire Corp.	2,278	52,736
Global Payments, Inc.	5,357	680,339
†I3 Verticals, Inc. Class A	1,655	35,036
†International Money Express, Inc.	2,069	45,704
Jack Henry & Associates, Inc.	2,577	421,108
Jackson Financial, Inc. Class A	3,823	195,738
†Marqeta, Inc. Class A	14,833	103,534
Mastercard, Inc. Class A	14,642	6,244,959
Merchants Bancorp	2,230	94,953
MGIC Investment Corp.	13,300	256,557
†Mr Cooper Group, Inc.	5,737	373,593
†NCR Atleos Corp.	4,987	121,134
†NMI Holdings, Inc. Class A	4,487	133,174
†Ocwen Financial Corp.	526	16,180
†Paymentus Holdings, Inc. Class A	2,155	38,510
†Payoneer Global, Inc.	3,845	20,032
†PayPal Holdings, Inc.	9,041	555,208
†Paysafe Ltd.	2,000	25,580
PennyMac Financial Services, Inc.	2,498	220,748
Radian Group, Inc.	2,793	79,740
†Remitly Global, Inc.	3,561	69,155
†Repay Holdings Corp.	2,875	24,553
†Rocket Cos., Inc. Class A	3,907	56,573
†Security National Financial Corp. Class A	1,358	12,222
†Shift4 Payments, Inc. Class A	855	63,561
†Toast, Inc. Class A	4,715	86,096
UWM Holdings Corp.	4,186	29,930
†Velocity Financial, Inc.	941	16,204
Visa, Inc. Class A	28,033	7,298,392
Voya Financial, Inc.	5,776	421,417
Walker & Dunlop, Inc.	2,190	243,112
Waterstone Financial, Inc.	2,626	37,289
Western Union Co.	16,363	195,047
†WEX, Inc.	2,186	425,286
		32,264,578
Diversified Telecommunication Services–0.81%
†Anterix, Inc.	1,166	38,851
AT&T, Inc.	133,616	2,242,077
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Telecommunication Services (continued)
ATN International, Inc.	1,118	$43,568
†Bandwidth, Inc. Class A	2,154	31,168
Cogent Communications Holdings, Inc.	2,491	189,465
†Consolidated Communications Holdings, Inc.	6,890	29,972
†EchoStar Corp. Class A	4,341	71,930
†Frontier Communications Parent, Inc.	11,913	301,875
†IDT Corp. Class B	1,774	60,476
Iridium Communications, Inc.	7,987	328,745
†Liberty Latin America Ltd. Class A	15,472	113,486
†Lumen Technologies, Inc.	66,373	121,463
†Ooma, Inc.	1,800	19,314
Shenandoah Telecommunications Co.	3,690	79,778
Verizon Communications, Inc.	93,779	3,535,468
		7,207,636
Electric Utilities–0.90%
ALLETE, Inc.	2,439	149,169
Alliant Energy Corp.	4,703	241,264
American Electric Power Co., Inc.	3,298	267,864
Avangrid, Inc.	1,617	52,407
Constellation Energy Corp.	4,545	531,265
Duke Energy Corp.	4,885	474,040
Edison International	7,419	530,384
Entergy Corp.	3,777	382,195
Evergy, Inc.	4,491	234,430
Eversource Energy	3,599	222,130
Exelon Corp.	6,430	230,837
FirstEnergy Corp.	10,192	373,639
Genie Energy Ltd. Class B	1,295	36,428
Hawaiian Electric Industries, Inc.	4,111	58,335
IDACORP, Inc.	1,690	166,161
MGE Energy, Inc.	1,792	129,580
NextEra Energy, Inc.	11,624	706,042
NRG Energy, Inc.	14,772	763,713
OGE Energy Corp.	5,679	198,368
Otter Tail Corp.	1,231	104,598
PG&E Corp.	19,013	342,804
Pinnacle West Capital Corp.	2,967	213,149
PNM Resources, Inc.	4,259	177,174
Portland General Electric Co.	3,574	154,897
PPL Corp.	13,594	368,397
Southern Co.	6,267	439,442
Xcel Energy, Inc.	6,584	407,616
		7,956,328
LVIP Dimensional U.S. Core Equity 2 Fund-15

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electrical Equipment–0.91%
Acuity Brands, Inc.	2,140	$438,336
Allient, Inc.	1,137	34,349
†American Superconductor Corp.	1,700	18,938
AMETEK, Inc.	5,313	876,061
†Array Technologies, Inc.	4,539	76,255
†Atkore, Inc.	3,256	520,960
Eaton Corp. PLC	4,635	1,116,201
Emerson Electric Co.	5,158	502,028
Encore Wire Corp.	1,355	289,428
EnerSys	2,817	284,404
†Flux Power Holdings, Inc.	3,405	13,995
†FuelCell Energy, Inc.	3,227	5,163
†Generac Holdings, Inc.	1,111	143,586
GrafTech International Ltd.	10,007	21,915
Hubbell, Inc.	1,486	488,790
LSI Industries, Inc.	457	6,435
nVent Electric PLC	8,529	503,979
†Plug Power, Inc.	10,899	49,045
Powell Industries, Inc.	1,009	89,196
Preformed Line Products Co.	449	60,103
Regal Rexnord Corp.	4,013	594,004
Rockwell Automation, Inc.	2,805	870,896
Sensata Technologies Holding PLC	8,924	335,275
†Shoals Technologies Group, Inc. Class A	3,328	51,717
†Sunrun, Inc.	9,039	177,436
†Thermon Group Holdings, Inc.	2,349	76,507
†Ultralife Corp.	2,766	18,864
Vertiv Holdings Co.	8,482	407,390
†Vicor Corp.	594	26,694
		8,097,950
Electronic Equipment, Instruments & Components–1.49%
Advanced Energy Industries, Inc.	2,741	298,550
†Airgain, Inc.	1,525	5,429
Amphenol Corp. Class A	6,376	632,053
†Arlo Technologies, Inc.	5,053	48,105
†Arrow Electronics, Inc.	3,968	485,088
Avnet, Inc.	6,028	303,811
Badger Meter, Inc.	1,757	271,228
Bel Fuse, Inc. Class B	886	59,158
Belden, Inc.	3,141	242,642
Benchmark Electronics, Inc.	2,494	68,934
CDW Corp.	4,464	1,014,756
Climb Global Solutions, Inc.	332	18,204
†Coda Octopus Group, Inc.	2,420	14,520
Cognex Corp.	4,550	189,917
†Coherent Corp.	3,251	141,516
Corning, Inc.	21,367	650,625
Crane NXT Co.	4,090	232,598
CTS Corp.	2,254	98,590
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Electronic Equipment, Instruments & Components (continued)
†Daktronics, Inc.	2,615	$22,175
†Data I/O Corp.	7,146	21,009
†ePlus, Inc.	2,128	169,900
†Fabrinet	2,253	428,813
†FARO Technologies, Inc.	842	18,970
†Flex Ltd.	16,245	494,823
†Identiv, Inc.	1,421	11,709
†Insight Enterprises, Inc.	2,095	371,213
†IPG Photonics Corp.	2,199	238,679
†Iteris, Inc.	3,006	15,631
†Itron, Inc.	2,486	187,718
Jabil, Inc.	5,943	757,138
†Key Tronic Corp.	304	1,313
†Keysight Technologies, Inc.	4,379	696,655
†Kimball Electronics, Inc.	2,160	58,212
†Knowles Corp.	6,423	115,036
Littelfuse, Inc.	1,254	335,520
†Luna Innovations, Inc.	2,308	15,348
Methode Electronics, Inc.	2,176	49,460
†Mirion Technologies, Inc.	2,916	29,889
Napco Security Technologies, Inc.	1,100	37,675
†Neonode, Inc.	1,000	2,290
†nLight, Inc.	1,778	24,003
†Novanta, Inc.	1,226	206,471
†OSI Systems, Inc.	1,334	172,153
†PAR Technology Corp.	1,037	45,151
PC Connection, Inc.	2,018	135,630
†Plexus Corp.	2,007	217,017
†Powerfleet, Inc. NJ	2,100	7,182
Richardson Electronics Ltd.	916	12,229
†Rogers Corp.	1,055	139,334
†Sanmina Corp.	3,814	195,925
†ScanSource, Inc.	1,716	67,971
†SmartRent, Inc.	6,461	20,611
TD SYNNEX Corp.	3,860	415,375
TE Connectivity Ltd.	5,077	713,319
†Teledyne Technologies, Inc.	1,270	566,788
†Trimble, Inc.	6,713	357,132
†TTM Technologies, Inc.	6,628	104,789
Vishay Intertechnology, Inc.	8,859	212,350
†Vishay Precision Group, Inc.	600	20,442
Vontier Corp.	9,754	337,001
†Zebra Technologies Corp. Class A	1,258	343,849
		13,169,622
Energy Equipment & Services–0.87%
Archrock, Inc.	11,854	182,552
Baker Hughes Co.	25,840	883,211
†Bristow Group, Inc.	1,323	37,401
Cactus, Inc. Class A	2,654	120,492
ChampionX Corp.	10,411	304,105
Core Laboratories, Inc.	2,200	38,852
†DMC Global, Inc.	551	10,370
LVIP Dimensional U.S. Core Equity 2 Fund-16

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
†Dril-Quip, Inc.	2,477	$57,640
†Expro Group Holdings NV	5,471	87,098
†Forum Energy Technologies, Inc.	380	8,425
†Geospace Technologies Corp.	1,182	15,319
†Gulf Island Fabrication, Inc.	6,318	27,357
Halliburton Co.	35,161	1,271,070
†Helix Energy Solutions Group, Inc.	13,252	136,231
Helmerich & Payne, Inc.	5,797	209,967
†Independence Contract Drilling, Inc.	97	238
Liberty Energy, Inc. Class A	8,157	147,968
†Mammoth Energy Services, Inc.	2,622	11,694
†Nabors Industries Ltd.	576	47,019
†National Energy Services Reunited Corp.	500	3,050
†Natural Gas Services Group, Inc.	679	10,918
†Newpark Resources, Inc.	12,475	82,834
†Nine Energy Service, Inc.	4,227	11,328
NOV, Inc.	18,750	380,250
†Oceaneering International, Inc.	6,032	128,361
†Oil States International, Inc.	5,610	38,092
Patterson-UTI Energy, Inc.	25,466	275,033
†ProPetro Holding Corp.	8,008	67,107
Ranger Energy Services, Inc.	1,723	17,626
RPC, Inc.	11,712	85,263
Schlumberger NV	24,376	1,268,527
†SEACOR Marine Holdings, Inc.	1,843	23,203
†Seadrill Ltd.	1,698	80,281
Select Water Solutions, Inc. Class A	9,056	68,735
Solaris Oilfield Infrastructure, Inc. Class A	2,100	16,716
TechnipFMC PLC	17,349	349,409
†TETRA Technologies, Inc.	6,409	28,969
†Tidewater, Inc.	3,355	241,929
†Transocean Ltd.	37,899	240,659
†U.S. Silica Holdings, Inc.	8,053	91,079
†Valaris Ltd.	3,391	232,521
†Weatherford International PLC	4,158	406,777
		7,745,676
Entertainment–0.78%
†Atlanta Braves Holdings, Inc. Class A	1,864	74,293
†Cinemark Holdings, Inc.	7,781	109,634
Electronic Arts, Inc.	3,894	532,738
Endeavor Group Holdings, Inc. Class A	1,192	28,286
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Entertainment (continued)
†IMAX Corp.	3,593	$53,967
†Liberty Media Corp.-Liberty Formula One Class A	6,583	411,547
†Liberty Media Corp.-Liberty Live Class A	2,366	87,869
†Lions Gate Entertainment Corp. Class A	15,707	164,516
†Live Nation Entertainment, Inc.	2,936	274,810
†Madison Square Garden Entertainment Corp.	1,336	42,471
†Madison Square Garden Sports Corp.	597	108,552
Marcus Corp.	2,001	29,175
†Netflix, Inc.	2,038	992,261
†Playtika Holding Corp.	2,516	21,939
†Reading International, Inc. Class A	1,404	2,682
†ROBLOX Corp. Class A	1,603	73,289
†Roku, Inc.	3,148	288,546
†Sphere Entertainment Co.	1,336	45,371
†Spotify Technology SA	1,069	200,876
†Take-Two Interactive Software, Inc.	4,160	669,552
TKO Group Holdings, Inc.	2,652	216,350
Walt Disney Co.	20,029	1,808,418
†Warner Bros Discovery, Inc.	54,645	621,860
Warner Music Group Corp. Class A	1,625	58,159
		6,917,161
Food & Staples Retailing–1.74%
Albertsons Cos., Inc. Class A	10,863	249,849
Andersons, Inc.	2,422	139,362
†BJ's Wholesale Club Holdings, Inc.	6,678	445,155
Casey's General Stores, Inc.	2,685	737,677
†Chefs' Warehouse, Inc.	2,797	82,316
Costco Wholesale Corp.	3,724	2,458,138
Dollar General Corp.	4,851	659,493
†Dollar Tree, Inc.	5,897	837,669
†Grocery Outlet Holding Corp.	3,739	100,803
†HF Foods Group, Inc.	2,646	14,130
Ingles Markets, Inc. Class A	1,307	112,886
Kroger Co.	38,312	1,751,242
Natural Grocers by Vitamin Cottage, Inc.	2,445	39,120
†Performance Food Group Co.	6,896	476,858
PriceSmart, Inc.	1,820	137,920
SpartanNash Co.	3,365	77,227
†Sprouts Farmers Market, Inc.	7,175	345,189
Sysco Corp.	10,425	762,380
Target Corp.	12,717	1,811,155
†U.S. Foods Holding Corp.	10,600	481,346
†United Natural Foods, Inc.	3,773	61,236
LVIP Dimensional U.S. Core Equity 2 Fund-17

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Food & Staples Retailing (continued)
Village Super Market, Inc. Class A	880	$23,082
Walgreens Boots Alliance, Inc.	13,596	354,992
Walmart, Inc.	20,210	3,186,106
Weis Markets, Inc.	1,433	91,655
		15,436,986
Food Products–1.30%
Alico, Inc.	310	9,015
Archer-Daniels-Midland Co.	10,546	761,632
B&G Foods, Inc.	4,796	50,358
Bunge Global SA	5,930	598,633
Calavo Growers, Inc.	781	22,969
Cal-Maine Foods, Inc.	3,414	195,929
Campbell Soup Co.	12,028	519,970
Conagra Brands, Inc.	13,369	383,156
†Darling Ingredients, Inc.	7,565	377,040
†Farmer Bros Co.	1,079	3,302
Flowers Foods, Inc.	13,973	314,532
Fresh Del Monte Produce, Inc.	3,707	97,309
†Freshpet, Inc.	2,140	185,666
General Mills, Inc.	11,622	757,057
†Hain Celestial Group, Inc.	6,883	75,369
Hershey Co.	3,281	611,710
Hormel Foods Corp.	10,944	351,412
Ingredion, Inc.	4,250	461,252
J & J Snack Foods Corp.	1,165	194,718
J M Smucker Co.	3,225	407,576
John B Sanfilippo & Son, Inc.	644	66,358
Kellanova	12,387	692,557
Kraft Heinz Co.	8,651	319,914
Lamb Weston Holdings, Inc.	4,444	480,352
Lancaster Colony Corp.	1,158	192,680
†Lifeway Foods, Inc.	699	9,374
Limoneira Co.	992	20,465
McCormick & Co., Inc.	5,771	394,656
†Mission Produce, Inc.	2,513	25,356
Mondelez International, Inc. Class A	14,242	1,031,548
†Pilgrim's Pride Corp.	7,304	202,029
†Post Holdings, Inc.	4,130	363,688
Seaboard Corp.	55	196,356
†Seneca Foods Corp. Class A	364	19,088
†Simply Good Foods Co.	6,162	244,015
†Sovos Brands, Inc.	4,843	106,691
Tootsie Roll Industries, Inc.	1,692	56,242
†TreeHouse Foods, Inc.	3,497	144,951
Tyson Foods, Inc. Class A	8,067	433,601
Utz Brands, Inc.	1,872	30,401
†Vital Farms, Inc.	1,481	23,237
WK Kellogg Co.	3,096	40,681
		11,472,845
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Gas Utilities–0.17%
Atmos Energy Corp.	2,669	$309,337
Chesapeake Utilities Corp.	908	95,912
National Fuel Gas Co.	3,810	191,148
New Jersey Resources Corp.	6,806	303,411
Northwest Natural Holding Co.	1,338	52,102
ONE Gas, Inc.	2,252	143,497
RGC Resources, Inc.	1,002	20,381
Southwest Gas Holdings, Inc.	1,839	116,501
Spire, Inc.	2,361	147,185
UGI Corp.	5,970	146,862
		1,526,336
Health Care Equipment & Supplies–1.68%
Abbott Laboratories	15,769	1,735,694
†Accuray, Inc.	4,267	12,076
†Align Technology, Inc.	1,078	295,372
†AngioDynamics, Inc.	3,064	24,022
†Apyx Medical Corp.	3,118	8,169
†Artivion, Inc.	2,557	45,719
†AtriCure, Inc.	2,424	86,513
Atrion Corp.	84	31,818
†Avanos Medical, Inc.	2,882	64,643
†Axogen, Inc.	1,694	11,570
†Axonics, Inc.	2,155	134,106
Baxter International, Inc.	12,243	473,314
Becton Dickinson & Co.	3,019	736,123
†Beyond Air, Inc.	2,266	4,441
†Boston Scientific Corp.	11,192	647,010
CONMED Corp.	1,545	169,193
Cooper Cos., Inc.	1,008	381,468
DENTSPLY SIRONA, Inc.	5,874	209,056
†Dexcom, Inc.	1,598	198,296
†Edwards Lifesciences Corp.	2,988	227,835
†Electromed, Inc.	1,109	12,099
Embecta Corp.	547	10,355
†Enovis Corp.	3,221	180,440
†Envista Holdings Corp.	7,903	190,146
†enVVeno Medical Corp.	1,679	8,630
†FONAR Corp.	558	10,914
GE HealthCare Technologies, Inc.	10,877	841,010
†Glaukos Corp.	2,129	169,234
†Globus Medical, Inc. Class A	5,390	287,233
†Haemonetics Corp.	2,274	194,450
†Hologic, Inc.	6,070	433,701
†ICU Medical, Inc.	685	68,322
†IDEXX Laboratories, Inc.	1,678	931,374
†Inari Medical, Inc.	235	15,256
†Inogen, Inc.	962	5,281
†Inspire Medical Systems, Inc.	204	41,500
†Insulet Corp.	225	48,821
†Integer Holdings Corp.	2,023	200,439
†Integra LifeSciences Holdings Corp.	3,804	165,664
LVIP Dimensional U.S. Core Equity 2 Fund-18

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
†Intuitive Surgical, Inc.	1,293	$436,206
iRadimed Corp.	396	18,798
†Kewaunee Scientific Corp.	820	23,837
†KORU Medical Systems, Inc.	4,448	10,920
†Lantheus Holdings, Inc.	3,065	190,030
LeMaitre Vascular, Inc.	1,009	57,271
†LENSAR, Inc.	965	3,387
†LivaNova PLC	3,030	156,772
†Masimo Corp.	1,471	172,416
Medtronic PLC	10,996	905,850
†Merit Medical Systems, Inc.	3,063	232,665
†Neuronetics, Inc.	2,389	6,928
†Nevro Corp.	664	14,289
=†OmniAb, Inc. Earnout Shares	344	0
=†OmniAb, Inc. Earnout Shares.	344	0
†Omnicell, Inc.	1,495	56,257
†OraSure Technologies, Inc.	3,929	32,218
†Orthofix Medical, Inc.	1,905	25,679
†OrthoPediatrics Corp.	500	16,255
†Penumbra, Inc.	250	62,885
†QuidelOrtho Corp.	361	26,606
ResMed, Inc.	2,836	487,849
†Retractable Technologies, Inc.	2,669	2,963
†Semler Scientific, Inc.	194	8,592
†SI-BONE, Inc.	200	4,198
†Sight Sciences, Inc.	2,357	12,162
†STAAR Surgical Co.	327	10,206
STERIS PLC	2,626	577,326
Stryker Corp.	2,779	832,199
†Surmodics, Inc.	576	20,938
†Tactile Systems Technology, Inc.	2,636	37,695
†Tandem Diabetes Care, Inc.	2,205	65,224
Teleflex, Inc.	1,357	338,354
†UFP Technologies, Inc.	419	72,085
Utah Medical Products, Inc.	304	25,603
†Varex Imaging Corp.	2,809	57,584
Zimmer Biomet Holdings, Inc.	4,704	572,477
†Zimvie, Inc.	470	8,343
		14,894,374
Health Care Providers & Services–2.58%
†Acadia Healthcare Co., Inc.	5,140	399,686
†Accolade, Inc.	6,810	81,788
†AdaptHealth Corp.	3,161	23,044
†Addus HomeCare Corp.	1,037	96,285
†Agiliti, Inc.	4,584	36,305
†Agilon Health, Inc.	5,592	70,180
†Amedisys, Inc.	1,959	186,223
†AMN Healthcare Services, Inc.	2,817	210,937
†Apollo Medical Holdings, Inc.	3,028	115,972
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
†Brookdale Senior Living, Inc.	14,577	$84,838
Cardinal Health, Inc.	5,134	517,507
†Castle Biosciences, Inc.	800	17,264
Cencora, Inc.	4,757	976,993
†Centene Corp.	11,563	858,090
Chemed Corp.	794	464,292
Cigna Group	5,621	1,683,208
†Community Health Systems, Inc.	5,888	18,429
†CorVel Corp.	903	223,231
†Cross Country Healthcare, Inc.	2,183	49,423
CVS Health Corp.	23,794	1,878,774
†DaVita, Inc.	6,324	662,502
Elevance Health, Inc.	3,648	1,720,251
Encompass Health Corp.	7,712	514,545
†Enhabit, Inc.	3,856	39,910
Ensign Group, Inc.	3,778	423,929
†Enzo Biochem, Inc.	4,475	6,220
†Fulgent Genetics, Inc.	885	25,585
HCA Healthcare, Inc.	1,337	361,899
†HealthEquity, Inc.	3,352	222,238
†Henry Schein, Inc.	4,163	315,181
†Hims & Hers Health, Inc.	3,832	34,105
Humana, Inc.	1,710	782,855
†InfuSystem Holdings, Inc.	1,714	18,066
†Joint Corp.	300	2,883
Laboratory Corp. of America Holdings	2,351	534,359
†LifeStance Health Group, Inc.	3,574	27,984
McKesson Corp.	846	391,681
†ModivCare, Inc.	1,393	61,278
†Molina Healthcare, Inc.	1,865	673,843
National HealthCare Corp.	1,163	107,485
National Research Corp.	1,656	65,511
†NeoGenomics, Inc.	5,840	94,491
†OPKO Health, Inc.	44,007	66,451
†Option Care Health, Inc.	7,344	247,419
†Owens & Minor, Inc.	4,089	78,795
Patterson Cos., Inc.	6,463	183,872
†Pediatrix Medical Group, Inc.	5,330	49,569
†Pennant Group, Inc.	1,314	18,291
†PetIQ, Inc.	1,642	32,430
Premier, Inc. Class A	5,444	121,728
†Progyny, Inc.	600	22,308
Quest Diagnostics, Inc.	3,387	467,000
†R1 RCM, Inc.	4,335	45,821
†RadNet, Inc.	3,391	117,905
Select Medical Holdings Corp.	9,557	224,590
†Surgery Partners, Inc.	4,969	158,958
†Tenet Healthcare Corp.	5,353	404,526
U.S. Physical Therapy, Inc.	363	33,810
LVIP Dimensional U.S. Core Equity 2 Fund-19

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Providers & Services (continued)
UnitedHealth Group, Inc.	9,471	$4,986,197
Universal Health Services, Inc. Class B	3,666	558,845
		22,897,785
Health Care Technology–0.14%
†American Well Corp. Class A	5,272	7,855
†Certara, Inc.	8,926	157,008
†Computer Programs & Systems, Inc.	313	3,506
†Definitive Healthcare Corp.	3,780	37,573
†Doximity, Inc. Class A	1,110	31,124
†Evolent Health, Inc. Class A	6,148	203,069
†GoodRx Holdings, Inc. Class A	4,994	33,460
†Health Catalyst, Inc.	2,400	22,224
HealthStream, Inc.	2,713	73,332
†OptimizeRx Corp.	1,975	28,262
†Phreesia, Inc.	2,172	50,282
†Schrodinger, Inc.	1,902	68,092
Simulations Plus, Inc.	804	35,979
†Teladoc Health, Inc.	6,301	135,787
†Veeva Systems, Inc. Class A	1,418	272,993
†Veradigm, Inc.	9,307	97,630
		1,258,176
Hotels, Restaurants & Leisure–1.85%
†Airbnb, Inc. Class A	2,367	322,243
Aramark	9,872	277,403
†Biglari Holdings, Inc. Class A	136	25,576
†BJ's Restaurants, Inc.	1,840	66,258
Bloomin' Brands, Inc.	6,001	168,928
†Booking Holdings, Inc.	229	812,313
Boyd Gaming Corp.	3,072	192,338
†Brinker International, Inc.	1,880	81,178
†Caesars Entertainment, Inc.	5,797	271,763
†Carnival Corp.	16,011	296,844
Carrols Restaurant Group, Inc.	3,714	29,266
Cheesecake Factory, Inc.	3,354	117,424
†Chipotle Mexican Grill, Inc.	303	692,949
Choice Hotels International, Inc.	2,305	261,156
Churchill Downs, Inc.	2,699	364,176
†Chuy's Holdings, Inc.	1,208	46,182
Cracker Barrel Old Country Store, Inc.	1,519	117,085
Darden Restaurants, Inc.	4,987	819,364
†Dave & Buster's Entertainment, Inc.	3,232	174,043
†Denny's Corp.	3,911	42,552
Dine Brands Global, Inc.	552	27,407
Domino's Pizza, Inc.	718	295,981
†DoorDash, Inc. Class A	6,180	611,140
†DraftKings, Inc. Class A	6,049	213,227
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
†El Pollo Loco Holdings, Inc.	3,403	$30,014
†Everi Holdings, Inc.	1,700	19,159
†Expedia Group, Inc.	3,677	558,132
†First Watch Restaurant Group, Inc.	3,027	60,843
Golden Entertainment, Inc.	647	25,835
†Hilton Grand Vacations, Inc.	4,987	200,378
Hilton Worldwide Holdings, Inc.	2,056	374,377
Hyatt Hotels Corp. Class A	1,426	185,965
International Game Technology PLC	3,976	108,982
Jack in the Box, Inc.	1,074	87,671
Krispy Kreme, Inc.	6,170	93,105
†Kura Sushi USA, Inc. Class A	610	46,360
Las Vegas Sands Corp.	1,686	82,968
†Life Time Group Holdings, Inc.	1,688	25,455
†Light & Wonder, Inc. Class A	3,487	286,318
Marriott International, Inc. Class A	1,904	429,371
Marriott Vacations Worldwide Corp.	2,191	185,994
McDonald's Corp.	4,470	1,325,400
†MGM Resorts International	8,850	395,418
Nathan's Famous, Inc.	298	23,247
†Noodles & Co.	3,644	11,479
†Norwegian Cruise Line Holdings Ltd.	9,439	189,158
†ONE Group Hospitality, Inc.	1,626	9,951
Papa John's International, Inc.	1,423	108,475
†Penn Entertainment, Inc.	3,322	86,438
†Planet Fitness, Inc. Class A	2,912	212,576
†Playa Hotels & Resorts NV	8,515	73,655
†PlayAGS, Inc.	1,440	12,139
†Portillo's, Inc. Class A	1,400	22,302
†Potbelly Corp.	1,460	15,213
†Red Robin Gourmet Burgers, Inc.	1,284	16,011
Red Rock Resorts, Inc. Class A	3,306	176,309
†Royal Caribbean Cruises Ltd.	7,244	938,026
†Sabre Corp.	5,918	26,039
†SeaWorld Entertainment, Inc.	3,929	207,569
†Shake Shack, Inc. Class A	835	61,890
†Six Flags Entertainment Corp.	3,068	76,945
Starbucks Corp.	7,152	686,664
†Sweetgreen, Inc. Class A	7,756	87,643
Texas Roadhouse, Inc.	3,420	418,027
Travel & Leisure Co.	3,985	155,774
Vail Resorts, Inc.	1,881	401,537
Wendy's Co.	13,624	265,396
LVIP Dimensional U.S. Core Equity 2 Fund-20

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Hotels, Restaurants & Leisure (continued)
Wingstop, Inc.	1,345	$345,100
Wyndham Hotels & Resorts, Inc.	4,003	321,881
Wynn Resorts Ltd.	1,444	131,563
Yum! Brands, Inc.	3,499	457,179
		16,386,727
Household Durables–1.44%
Bassett Furniture Industries, Inc.	722	11,985
†Beazer Homes USA, Inc.	2,298	77,649
†Cavco Industries, Inc.	542	187,868
Century Communities, Inc.	2,517	229,399
DR Horton, Inc.	6,866	1,043,495
†Dream Finders Homes, Inc. Class A	1,113	39,545
Ethan Allen Interiors, Inc.	1,750	55,860
Flexsteel Industries, Inc.	419	7,898
Garmin Ltd.	4,554	585,371
†GoPro, Inc. Class A	2,100	7,287
†Green Brick Partners, Inc.	3,200	166,208
Hamilton Beach Brands Holding Co. Class A	652	11,404
†Helen of Troy Ltd.	1,664	201,028
Hooker Furnishings Corp.	831	21,673
†Hovnanian Enterprises, Inc. Class A	551	85,747
Installed Building Products, Inc.	1,646	300,922
†iRobot Corp.	1,792	69,350
KB Home	5,148	321,544
†Landsea Homes Corp.	1,947	25,584
La-Z-Boy, Inc.	3,008	111,055
†Legacy Housing Corp.	594	14,981
Leggett & Platt, Inc.	7,210	188,686
Lennar Corp. Class A	9,580	1,419,364
†LGI Homes, Inc.	1,679	223,576
Lifetime Brands, Inc.	785	5,267
†Lovesac Co.	603	15,407
†M/I Homes, Inc.	1,091	150,274
MDC Holdings, Inc.	4,503	248,791
Meritage Homes Corp.	2,325	405,015
†Mohawk Industries, Inc.	2,110	218,385
Newell Brands, Inc.	22,715	197,166
†NVR, Inc.	121	847,054
PulteGroup, Inc.	14,094	1,454,783
Purple Innovation, Inc.	800	824
SharkNinja, Inc.	2,806	143,583
†Skyline Champion Corp.	2,886	214,314
†Sonos, Inc.	2,987	51,197
†Taylor Morrison Home Corp.	9,255	493,754
Tempur Sealy International, Inc.	10,009	510,159
Toll Brothers, Inc.	6,351	652,819
†TopBuild Corp.	2,212	827,863
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
†Tri Pointe Homes, Inc.	8,843	$313,042
†Universal Electronics, Inc.	867	8,141
†Vizio Holding Corp. Class A	3,148	24,240
†VOXX International Corp.	2,205	23,549
Whirlpool Corp.	2,368	288,351
Worthington Enterprises, Inc.	3,712	213,626
		12,715,083
Household Products–0.95%
†Central Garden & Pet Co.	4,253	192,728
Church & Dwight Co., Inc.	4,860	459,562
Clorox Co.	3,490	497,639
Colgate-Palmolive Co.	4,948	394,405
Energizer Holdings, Inc.	3,912	123,932
Kimberly-Clark Corp.	4,712	572,555
Oil-Dri Corp. of America	282	18,917
Procter & Gamble Co.	38,921	5,703,483
Reynolds Consumer Products, Inc.	1,427	38,301
Spectrum Brands Holdings, Inc.	2,923	233,168
WD-40 Co.	775	185,279
		8,419,969
Independent Power and Renewable Electricity Producers–0.21%
AES Corp.	14,524	279,587
†Altus Power, Inc.	3,296	22,512
Brookfield Renewable Corp. Class A	5,993	172,538
Clearway Energy, Inc. Class A	5,540	148,251
†Montauk Renewables, Inc.	2,515	22,409
Ormat Technologies, Inc.	2,822	213,879
†Sunnova Energy International, Inc.	5,997	91,454
Vistra Corp.	23,319	898,248
		1,848,878
Industrial Conglomerates–0.58%
3M Co.	13,826	1,511,458
General Electric Co.	9,565	1,220,781
Honeywell International, Inc.	11,302	2,370,143
		5,102,382
Insurance–3.09%
Aflac, Inc.	10,120	834,900
Allstate Corp.	6,821	954,804
†Ambac Financial Group, Inc.	2,234	36,816
†American Equity Investment Life Holding Co.	6,329	353,158
American Financial Group, Inc.	4,350	517,172
American International Group, Inc.	13,904	941,996
AMERISAFE, Inc.	1,468	68,673
LVIP Dimensional U.S. Core Equity 2 Fund-21

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Aon PLC Class A	1,437	$418,196
†Arch Capital Group Ltd.	10,534	782,360
Arthur J Gallagher & Co.	2,541	571,420
Assurant, Inc.	3,006	506,481
Assured Guaranty Ltd.	5,886	440,449
Axis Capital Holdings Ltd.	5,346	296,008
†Brighthouse Financial, Inc.	5,959	315,350
Brown & Brown, Inc.	8,544	607,564
†BRP Group, Inc. Class A	2,221	53,348
Chubb Ltd.	5,362	1,211,812
Cincinnati Financial Corp.	4,103	424,496
CNA Financial Corp.	1,316	55,680
CNO Financial Group, Inc.	6,176	172,310
Crawford & Co. Class A	3,914	51,325
Donegal Group, Inc. Class A	996	13,934
†eHealth, Inc.	1,543	13,455
Employers Holdings, Inc.	2,097	82,622
†Enstar Group Ltd.	1,075	316,426
Erie Indemnity Co. Class A	725	242,817
Everest Group Ltd.	1,231	435,257
F&G Annuities & Life, Inc.	1,138	52,348
Fidelity National Financial, Inc.	16,742	854,177
First American Financial Corp.	5,770	371,819
†Genworth Financial, Inc. Class A	22,919	153,099
Globe Life, Inc.	5,229	636,474
†Goosehead Insurance, Inc. Class A	189	14,326
†Greenlight Capital Re Ltd. Class A	1,907	21,778
Hanover Insurance Group, Inc.	3,093	375,552
Hartford Financial Services Group, Inc.	13,650	1,097,187
HCI Group, Inc.	887	77,524
†Heritage Insurance Holdings, Inc.	4,237	27,625
Horace Mann Educators Corp.	2,359	77,139
Investors Title Co.	124	20,105
James River Group Holdings Ltd.	1,705	15,754
Kemper Corp.	3,591	174,774
Kinsale Capital Group, Inc.	763	255,536
Loews Corp.	6,244	434,520
†Maiden Holdings Ltd.	5,521	12,643
†Markel Group, Inc.	350	496,965
Marsh & McLennan Cos., Inc.	8,146	1,543,423
Mercury General Corp.	3,824	142,674
MetLife, Inc.	8,084	534,595
National Western Life Group, Inc. Class A	298	143,940
†NI Holdings, Inc.	863	11,210
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Insurance (continued)
Old Republic International Corp.	15,631	$459,551
†Oscar Health, Inc. Class A	9,881	90,411
†Palomar Holdings, Inc.	463	25,697
Primerica, Inc.	3,272	673,247
Principal Financial Group, Inc.	8,933	702,759
ProAssurance Corp.	3,203	44,169
Progressive Corp.	2,871	457,293
Prudential Financial, Inc.	13,600	1,410,456
Reinsurance Group of America, Inc.	2,470	399,597
RenaissanceRe Holdings Ltd.	2,081	407,876
RLI Corp.	2,487	331,070
Safety Insurance Group, Inc.	1,159	88,072
Selective Insurance Group, Inc.	2,641	262,727
†Selectquote, Inc.	567	777
†SiriusPoint Ltd.	7,714	89,482
Stewart Information Services Corp.	1,688	99,170
Tiptree, Inc.	1,600	30,336
Travelers Cos., Inc.	7,515	1,431,532
†Trupanion, Inc.	433	13,211
United Fire Group, Inc.	2,034	40,924
Universal Insurance Holdings, Inc.	3,924	62,706
Unum Group	9,940	449,487
W R Berkley Corp.	7,351	519,863
White Mountains Insurance Group Ltd.	204	307,022
Willis Towers Watson PLC	2,818	679,702
		27,341,153
Interactive Media & Services–3.13%
†Alphabet, Inc. Class A	59,921	8,370,364
†Alphabet, Inc. Class C	57,083	8,044,707
†Angi, Inc.	1,639	4,081
†Bumble, Inc. Class A	6,388	94,159
†Cargurus, Inc.	4,848	117,128
†Cars.com, Inc.	4,551	86,332
†DHI Group, Inc.	3,155	8,171
†Eventbrite, Inc. Class A	2,663	22,263
†EverQuote, Inc. Class A	500	6,120
†Match Group, Inc.	4,578	167,097
†Meta Platforms, Inc. Class A	26,934	9,533,559
†Pinterest, Inc. Class A	7,609	281,837
†QuinStreet, Inc.	3,300	42,306
Shutterstock, Inc.	2,288	110,465
†Snap, Inc. Class A	9,587	162,308
†TripAdvisor, Inc.	4,445	95,701
†TrueCar, Inc.	6,947	24,037
†Vimeo, Inc.	4,300	16,856
†Yelp, Inc.	3,429	162,329
†Zedge, Inc. Class B	591	1,389
LVIP Dimensional U.S. Core Equity 2 Fund-22

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Interactive Media & Services (continued)
†Ziff Davis, Inc.	3,482	$233,955
†ZipRecruiter, Inc. Class A	1,473	20,475
†ZoomInfo Technologies, Inc.	7,341	135,735
		27,741,374
IT Services–1.47%
Accenture PLC Class A	11,756	4,125,298
†Akamai Technologies, Inc.	4,441	525,592
Amdocs Ltd.	4,487	394,362
†Brightcove, Inc.	3,520	9,117
†Cloudflare, Inc. Class A	488	40,631
Cognizant Technology Solutions Corp. Class A	10,584	799,409
†DigitalOcean Holdings, Inc.	1,949	71,509
†DXC Technology Co.	11,644	266,298
†Edgio, Inc.	3,333	1,142
†EPAM Systems, Inc.	977	290,501
†Fastly, Inc. Class A	5,634	100,285
†Gartner, Inc.	1,820	821,020
†Globant SA	1,519	361,492
†GoDaddy, Inc. Class A	3,455	366,783
†Grid Dynamics Holdings, Inc.	2,155	28,726
Hackett Group, Inc.	2,748	62,572
Information Services Group, Inc.	2,900	13,659
International Business Machines Corp.	20,201	3,303,874
†Kyndryl Holdings, Inc.	4,524	94,009
†MongoDB, Inc.	226	92,400
†Okta, Inc.	1,917	173,546
†Perficient, Inc.	1,815	119,463
†Snowflake, Inc. Class A	525	104,475
†Twilio, Inc. Class A	6,311	478,816
†Unisys Corp.	1,659	9,324
†VeriSign, Inc.	1,891	389,470
		13,043,773
Leisure Products–0.27%
Acushnet Holdings Corp.	4,495	283,949
†American Outdoor Brands, Inc.	1,803	15,145
Brunswick Corp.	5,296	512,388
†Funko, Inc. Class A	1,250	9,662
Hasbro, Inc.	4,346	221,907
Johnson Outdoors, Inc. Class A	436	23,291
†Malibu Boats, Inc. Class A	1,584	86,835
Marine Products Corp.	2,133	24,316
†MasterCraft Boat Holdings, Inc.	1,000	22,640
†Mattel, Inc.	18,315	345,787
Polaris, Inc.	3,553	336,718
Smith & Wesson Brands, Inc.	2,575	34,917
†Topgolf Callaway Brands Corp.	7,331	105,127
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Leisure Products (continued)
†Vista Outdoor, Inc.	4,147	$122,627
†YETI Holdings, Inc.	4,493	232,648
		2,377,957
Life Sciences Tools & Services–1.33%
†10X Genomics, Inc. Class A	1,470	82,261
†Adaptive Biotechnologies Corp.	4,172	20,443
Agilent Technologies, Inc.	7,221	1,003,936
†Alpha Teknova, Inc.	1,800	6,714
†Avantor, Inc.	13,009	296,996
†Azenta, Inc.	1,794	116,861
†BioLife Solutions, Inc.	3,897	63,326
†Bio-Rad Laboratories, Inc. Class A	670	216,336
Bio-Techne Corp.	2,920	225,307
Bruker Corp.	7,489	550,292
†Charles River Laboratories International, Inc.	2,531	598,329
†CryoPort, Inc.	2,671	41,374
†Cytek Biosciences, Inc.	2,976	27,141
Danaher Corp.	5,632	1,302,907
†Fortrea Holdings, Inc.	3,037	105,991
†Harvard Bioscience, Inc.	3,169	16,954
†Illumina, Inc.	1,496	208,303
†IQVIA Holdings, Inc.	7,248	1,677,042
†Maravai LifeSciences Holdings, Inc. Class A	5,321	34,853
†Medpace Holdings, Inc.	1,557	477,267
Mesa Laboratories, Inc.	221	23,154
†Mettler-Toledo International, Inc.	404	490,036
†Nautilus Biotechnology, Inc.	5,121	15,312
†OmniAb, Inc.	4,454	27,481
†Pacific Biosciences of California, Inc.	7,405	72,643
†Quanterix Corp.	1,218	33,300
†Repligen Corp.	1,464	263,227
Revvity, Inc.	3,422	374,059
†Seer, Inc.	2,828	5,486
†Sotera Health Co.	12,699	213,978
Thermo Fisher Scientific, Inc.	4,351	2,309,467
†Waters Corp.	1,354	445,778
West Pharmaceutical Services, Inc.	1,251	440,502
		11,787,056
Machinery–3.19%
†3D Systems Corp.	6,912	43,891
AGCO Corp.	4,680	568,199
Alamo Group, Inc.	671	141,038
Albany International Corp. Class A	2,141	210,289
LVIP Dimensional U.S. Core Equity 2 Fund-23

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
Allison Transmission Holdings, Inc.	7,945	$462,002
Astec Industries, Inc.	1,462	54,386
Barnes Group, Inc.	3,140	102,458
†Blue Bird Corp.	812	21,892
Caterpillar, Inc.	9,808	2,899,931
†Chart Industries, Inc.	1,401	190,998
Chicago Rivet & Machine Co.	189	3,209
Columbus McKinnon Corp.	1,631	63,642
†Commercial Vehicle Group, Inc.	4,182	29,316
Crane Co.	4,090	483,193
Cummins, Inc.	4,569	1,094,595
Deere & Co.	5,900	2,359,233
Donaldson Co., Inc.	8,393	548,483
Douglas Dynamics, Inc.	1,386	41,137
Dover Corp.	4,566	702,296
Eastern Co.	515	11,330
†Energy Recovery, Inc.	2,984	56,219
Enerpac Tool Group Corp.	2,890	89,850
Enpro, Inc.	2,155	337,775
Esab Corp.	2,239	193,942
ESCO Technologies, Inc.	1,491	174,492
Federal Signal Corp.	4,085	313,483
Flowserve Corp.	6,513	268,466
Fortive Corp.	6,827	502,672
Franklin Electric Co., Inc.	2,494	241,045
†Gates Industrial Corp. PLC	3,772	50,620
†Gencor Industries, Inc.	1,204	19,433
Gorman-Rupp Co.	2,146	76,247
Graco, Inc.	3,975	344,871
†Graham Corp.	501	9,504
Greenbrier Cos., Inc.	1,954	86,328
Helios Technologies, Inc.	2,751	124,758
Hillenbrand, Inc.	5,042	241,260
†Hillman Solutions Corp.	9,490	87,403
Hurco Cos., Inc.	300	6,459
Hyster-Yale Materials Handling, Inc.	834	51,866
IDEX Corp.	1,637	355,409
Illinois Tool Works, Inc.	5,942	1,556,448
Ingersoll Rand, Inc.	9,821	759,556
ITT, Inc.	4,999	596,481
John Bean Technologies Corp.	1,844	183,386
Kadant, Inc.	745	208,831
Kennametal, Inc.	5,039	129,956
†L B Foster Co. Class A	762	16,756
Lincoln Electric Holdings, Inc.	3,420	743,713
Lindsay Corp.	475	61,351
†LS Starrett Co. Class A	1,600	19,360
Luxfer Holdings PLC	1,289	11,524
†Manitowoc Co., Inc.	3,195	53,325
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Machinery (continued)
†Mayville Engineering Co., Inc.	557	$8,032
†Middleby Corp.	2,865	421,642
Miller Industries, Inc.	637	26,939
Mueller Industries, Inc.	8,516	401,529
Mueller Water Products, Inc. Class A	10,288	148,147
†NN, Inc.	5,648	22,592
Nordson Corp.	1,271	335,747
Omega Flex, Inc.	460	32,435
Oshkosh Corp.	3,866	419,113
Otis Worldwide Corp.	7,492	670,309
PACCAR, Inc.	10,993	1,073,466
Parker-Hannifin Corp.	1,948	897,444
Park-Ohio Holdings Corp.	1,241	33,457
Pentair PLC	9,500	690,745
†Proto Labs, Inc.	1,067	41,570
†RBC Bearings, Inc.	700	199,423
REV Group, Inc.	4,472	81,256
Shyft Group, Inc.	2,371	28,974
Snap-on, Inc.	1,470	424,595
†SPX Technologies, Inc.	3,324	335,757
Standex International Corp.	630	99,779
Stanley Black & Decker, Inc.	4,384	430,070
†Stratasys Ltd.	3,678	52,522
†Symbotic, Inc.	1,349	69,244
Tennant Co.	1,373	127,263
Terex Corp.	3,393	194,962
Timken Co.	4,369	350,175
†Titan International, Inc.	6,689	99,532
Toro Co.	6,493	623,263
Trinity Industries, Inc.	6,963	185,146
Twin Disc, Inc.	600	9,696
Wabash National Corp.	2,605	66,740
Watts Water Technologies, Inc. Class A	1,597	332,719
Westinghouse Air Brake Technologies Corp.	4,846	614,957
Xylem, Inc.	5,955	681,014
		28,234,561
Marine–0.09%
Costamare, Inc.	6,357	66,176
Eagle Bulk Shipping, Inc.	539	29,861
Genco Shipping & Trading Ltd.	2,086	34,607
†Kirby Corp.	4,034	316,588
Matson, Inc.	2,879	315,539
Pangaea Logistics Solutions Ltd.	3,860	31,806
		794,577
Media–1.18%
†Altice USA, Inc. Class A	10,271	33,381
†AMC Networks, Inc. Class A	1,659	31,173
LVIP Dimensional U.S. Core Equity 2 Fund-24

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Media (continued)
†Boston Omaha Corp. Class A	1,027	$16,155
Cable One, Inc.	358	199,259
†Charter Communications, Inc. Class A	2,320	901,738
Comcast Corp. Class A	82,939	3,636,875
†comScore, Inc.	230	3,841
†Cumulus Media, Inc. Class A	500	2,660
†Daily Journal Corp.	100	34,082
DallasNews Corp.	1,322	5,645
†DISH Network Corp. Class A	12,184	70,302
†Emerald Holding, Inc.	3,197	19,118
Entravision Communications Corp. Class A	4,034	16,822
†EW Scripps Co. Class A	5,690	45,463
Fox Corp. Class A	17,727	509,693
†Gannett Co., Inc.	11,594	26,666
Gray Television, Inc.	5,362	48,043
†iHeartMedia, Inc. Class A	3,260	8,704
†Integral Ad Science Holding Corp.	8,409	121,005
Interpublic Group of Cos., Inc.	14,529	474,227
John Wiley & Sons, Inc. Class A	2,592	82,270
†Liberty Broadband Corp. Class A	4,244	342,059
†Liberty Media Corp.-Liberty SiriusXM Class A	13,115	377,309
†Magnite, Inc.	5,590	52,211
†Marchex, Inc. Class B	5,340	7,262
New York Times Co. Class A	6,656	326,077
News Corp. Class A	20,037	500,704
Nexstar Media Group, Inc. Class A	3,138	491,881
Omnicom Group, Inc.	10,843	938,028
Paramount Global Class A	24,606	365,871
†PubMatic, Inc. Class A	1,163	18,969
Saga Communications, Inc. Class A	635	14,135
Scholastic Corp.	2,318	87,389
Sinclair, Inc.	911	11,870
Sirius XM Holdings, Inc.	21,963	120,138
†Stagwell, Inc.	4,200	27,846
†TechTarget, Inc.	959	33,431
TEGNA, Inc.	15,413	235,819
†Thryv Holdings, Inc.	1,751	35,633
†Trade Desk, Inc. Class A	1,794	129,096
†Urban One, Inc.	3,828	13,513
†WideOpenWest, Inc.	3,597	14,568
		10,430,931
Metals & Mining–1.15%
Alcoa Corp.	11,273	383,282
Alpha Metallurgical Resources, Inc.	805	272,831
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Metals & Mining (continued)
†Ampco-Pittsburgh Corp.	782	$2,135
Arch Resources, Inc.	1,270	210,744
†ATI, Inc.	7,588	345,026
Caledonia Mining Corp. PLC	1,249	15,238
Carpenter Technology Corp.	2,617	185,284
†Century Aluminum Co.	6,328	76,822
†Cleveland-Cliffs, Inc.	27,413	559,774
†Coeur Mining, Inc.	22,731	74,103
Commercial Metals Co.	7,882	394,415
Compass Minerals International, Inc.	2,029	51,374
†Dakota Gold Corp.	2,786	7,299
†Ferroglobe PLC	9,406	61,233
Fortitude Gold Corp.	1,049	6,252
Freeport-McMoRan, Inc.	23,261	990,221
Friedman Industries, Inc.	5	77
Haynes International, Inc.	2,063	117,694
Hecla Mining Co.	36,267	174,444
†Idaho Strategic Resources, Inc.	1,820	11,523
Kaiser Aluminum Corp.	589	41,931
Materion Corp.	1,479	192,462
†MP Materials Corp.	4,309	85,534
Newmont Corp.	19,669	814,100
Nexa Resources SA	4,710	33,629
Nucor Corp.	7,429	1,292,943
Olympic Steel, Inc.	623	41,554
Ramaco Resources, Inc. Class A	1,411	24,241
Reliance Steel & Aluminum Co.	2,351	657,528
Royal Gold, Inc.	1,959	236,961
Ryerson Holding Corp.	2,843	98,595
Schnitzer Steel Industries, Inc. Class A	1,911	57,636
Southern Copper Corp.	3,374	290,400
Steel Dynamics, Inc.	10,292	1,215,485
SunCoke Energy, Inc.	6,128	65,815
†TimkenSteel Corp.	6,202	145,437
Tredegar Corp.	3,415	18,475
U.S. Steel Corp.	12,149	591,049
†Universal Stainless & Alloy Products, Inc.	352	7,068
Warrior Met Coal, Inc.	3,207	195,531
†Worthington Steel, Inc.	3,712	104,307
		10,150,452
Multiline Retail–1.93%
†1stdibs.com, Inc.	2,522	11,803
†Amazon.com, Inc.	96,432	14,651,878
Big Lots, Inc.	2,718	21,173
Dillard's, Inc. Class A	943	380,642
eBay, Inc.	18,745	817,657
†Etsy, Inc.	2,811	227,832
Kohl's Corp.	9,455	271,169
LVIP Dimensional U.S. Core Equity 2 Fund-25

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multiline Retail (continued)
Macy's, Inc.	17,805	$358,237
Nordstrom, Inc.	7,134	131,622
†Ollie's Bargain Outlet Holdings, Inc.	2,449	185,855
†Qurate Retail, Inc.	26,054	22,810
		17,080,678
Multi-Utilities–0.42%
Ameren Corp.	4,745	343,253
Avista Corp.	2,686	95,998
Black Hills Corp.	2,357	127,160
CenterPoint Energy, Inc.	12,253	350,068
CMS Energy Corp.	5,779	335,587
Consolidated Edison, Inc.	5,469	497,515
Dominion Energy, Inc.	5,531	259,957
DTE Energy Co.	3,725	410,719
NiSource, Inc.	8,491	225,436
Northwestern Energy Group, Inc.	1,697	86,360
Public Service Enterprise Group, Inc.	5,861	358,400
Sempra	3,928	293,539
Unitil Corp.	1,166	61,297
WEC Energy Group, Inc.	3,452	290,555
		3,735,844
Oil, Gas & Consumable Fuels–5.29%
Adams Resources & Energy, Inc.	441	11,545
†Amplify Energy Corp.	3,085	18,294
Antero Midstream Corp.	24,985	313,062
†Antero Resources Corp.	13,414	304,230
APA Corp.	10,617	380,938
Ardmore Shipping Corp.	2,791	39,325
†Battalion Oil Corp.	29	279
Berry Corp.	3,410	23,972
California Resources Corp.	4,309	235,616
†Callon Petroleum Co.	3,716	120,398
†Centrus Energy Corp. Class A	700	38,087
Cheniere Energy, Inc.	5,195	886,838
Chesapeake Energy Corp.	8,494	653,528
Chevron Corp.	32,172	4,798,775
Chord Energy Corp.	1,551	257,823
Civitas Resources, Inc.	3,073	210,132
†Clean Energy Fuels Corp.	20,933	80,173
†CNX Resources Corp.	15,674	313,480
Comstock Resources, Inc.	11,629	102,917
ConocoPhillips	27,972	3,246,710
CONSOL Energy, Inc.	2,615	262,886
Coterra Energy, Inc.	35,202	898,355
Crescent Energy Co. Class A	1,709	22,576
CVR Energy, Inc.	6,732	203,980
Delek U.S. Holdings, Inc.	4,667	120,409
Devon Energy Corp.	28,945	1,311,208
DHT Holdings, Inc.	13,916	136,516
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
Diamondback Energy, Inc.	7,713	$1,196,132
Dorian LPG Ltd.	2,455	107,701
DT Midstream, Inc.	5,805	318,114
†EnLink Midstream LLC	29,673	360,824
EOG Resources, Inc.	11,873	1,436,039
Epsilon Energy Ltd.	2,128	10,810
EQT Corp.	13,715	530,222
Equitrans Midstream Corp.	22,129	225,273
Evolution Petroleum Corp.	2,220	12,898
Excelerate Energy, Inc. Class A	1,162	17,965
Exxon Mobil Corp.	83,157	8,314,037
FutureFuel Corp.	4,158	25,281
†Green Plains, Inc.	3,877	97,778
†Gulfport Energy Corp.	473	63,004
†Hallador Energy Co.	3,632	32,107
Hess Corp.	8,179	1,179,085
HF Sinclair Corp.	10,776	598,822
International Seaways, Inc.	2,758	125,434
Kinder Morgan, Inc.	41,331	729,079
Kinetik Holdings, Inc. Class A	896	29,926
†Kosmos Energy Ltd.	26,917	180,613
Magnolia Oil & Gas Corp. Class A	9,382	199,743
Marathon Oil Corp.	30,124	727,796
Marathon Petroleum Corp.	14,277	2,118,136
Matador Resources Co.	6,684	380,052
Murphy Oil Corp.	10,368	442,299
NACCO Industries, Inc. Class A	326	11,899
New Fortress Energy, Inc.	4,276	161,333
Nordic American Tankers Ltd.	14,832	62,294
Northern Oil & Gas, Inc.	1,139	42,223
Occidental Petroleum Corp.	22,133	1,321,561
ONEOK, Inc.	15,976	1,121,835
Overseas Shipholding Group, Inc. Class A	5,002	26,361
Ovintiv, Inc.	13,095	575,132
†Par Pacific Holdings, Inc.	3,626	131,878
PBF Energy, Inc. Class A	7,775	341,789
Peabody Energy Corp.	9,294	226,030
Permian Resources Corp.	19,935	271,116
Phillips 66	7,915	1,053,803
PHX Minerals, Inc.	655	2,109
Pioneer Natural Resources Co.	5,179	1,164,653
†PrimeEnergy Resources Corp.	202	21,483
Range Resources Corp.	17,978	547,250
†REX American Resources Corp.	1,620	76,626
SandRidge Energy, Inc.	3,035	41,488
Scorpio Tankers, Inc.	5,026	305,581
LVIP Dimensional U.S. Core Equity 2 Fund-26

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Oil, Gas & Consumable Fuels (continued)
SFL Corp. Ltd.	10,126	$114,221
†SilverBow Resources, Inc.	1,201	34,925
Sitio Royalties Corp. Class A	1,683	39,567
SM Energy Co.	11,376	440,479
†Southwestern Energy Co.	61,772	404,607
†Talos Energy, Inc.	4,058	57,745
Targa Resources Corp.	9,029	784,349
†Teekay Corp.	3,211	22,959
Teekay Tankers Ltd. Class A	2,248	112,333
Texas Pacific Land Corp.	244	383,678
Valero Energy Corp.	11,148	1,449,240
†Vital Energy, Inc.	1,639	74,558
Vitesse Energy, Inc.	1,422	31,128
W&T Offshore, Inc.	4,101	13,369
Williams Cos., Inc.	24,170	841,841
World Kinect Corp.	6,061	138,070
		46,900,735
Paper & Forest Products–0.08%
†Clearwater Paper Corp.	1,500	54,180
†Glatfelter Corp.	3,242	6,289
Louisiana-Pacific Corp.	7,336	519,609
Mercer International, Inc.	4,679	44,357
Sylvamo Corp.	1,590	78,085
		702,520
Personal Products–0.28%
†BellRing Brands, Inc.	6,545	362,789
†Coty, Inc. Class A	28,705	356,516
Edgewell Personal Care Co.	3,074	112,601
†elf Beauty, Inc.	1,640	236,718
Estee Lauder Cos., Inc. Class A	2,064	301,860
†Herbalife Ltd.	4,218	64,367
†Honest Co., Inc.	11,559	38,145
Inter Parfums, Inc.	1,441	207,518
Kenvue, Inc.	27,395	589,814
Lifevantage Corp.	2,676	16,056
Medifast, Inc.	636	42,752
Natural Health Trends Corp.	462	2,698
†Nature's Sunshine Products, Inc.	909	15,717
Nu Skin Enterprises, Inc. Class A	3,625	70,397
†USANA Health Sciences, Inc.	1,458	78,149
		2,496,097
Pharmaceuticals–3.08%
†Amneal Pharmaceuticals, Inc.	8,114	49,252
†Amphastar Pharmaceuticals, Inc.	3,846	237,875
†ANI Pharmaceuticals, Inc.	935	51,556
†Arvinas, Inc.	1,209	49,763
†Assertio Holdings, Inc.	937	1,003
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
†Athira Pharma, Inc.	4,848	$11,781
Bristol-Myers Squibb Co.	43,919	2,253,484
†Cara Therapeutics, Inc.	1,547	1,149
†Catalent, Inc.	4,237	190,368
†Collegium Pharmaceutical, Inc.	1,508	46,416
†Corcept Therapeutics, Inc.	4,605	149,570
†Cymabay Therapeutics, Inc.	5,352	126,414
†Elanco Animal Health, Inc.	18,347	273,370
Eli Lilly & Co.	13,852	8,074,608
†Fulcrum Therapeutics, Inc.	3,143	21,215
†Harmony Biosciences Holdings, Inc.	2,848	91,990
†Harrow, Inc.	2,646	29,635
†Innoviva, Inc.	5,638	90,434
†Jazz Pharmaceuticals PLC	2,956	363,588
Johnson & Johnson	47,886	7,505,652
†Ligand Pharmaceuticals, Inc.	909	64,921
Merck & Co., Inc.	20,402	2,224,226
†Nektar Therapeutics	5,848	3,304
†NGM Biopharmaceuticals, Inc.	1,200	1,031
Organon & Co.	7,098	102,353
†Pacira BioSciences, Inc.	2,987	100,781
Perrigo Co. PLC	7,593	244,343
Pfizer, Inc.	103,547	2,981,118
Phibro Animal Health Corp. Class A	1,490	17,254
†Prestige Consumer Healthcare, Inc.	3,449	211,148
†Scilex Holding Co.	1,396	2,848
†scPharmaceuticals, Inc.	2,003	12,559
SIGA Technologies, Inc.	4,189	23,458
†Supernus Pharmaceuticals, Inc.	4,014	116,165
†Taro Pharmaceutical Industries Ltd.	2,002	83,644
†Tarsus Pharmaceuticals, Inc.	625	12,656
†Ventyx Biosciences, Inc.	1,006	2,485
Viatris, Inc.	29,225	316,507
Zoetis, Inc.	5,954	1,175,141
		27,315,065
Professional Services–1.75%
†Alight, Inc. Class A	6,750	57,577
†ASGN, Inc.	3,282	315,630
†Asure Software, Inc.	1,711	16,289
Automatic Data Processing, Inc.	7,901	1,840,696
Barrett Business Services, Inc.	764	88,471
BGSF, Inc.	458	4,305
Booz Allen Hamilton Holding Corp.	4,888	625,224
LVIP Dimensional U.S. Core Equity 2 Fund-27

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
Broadridge Financial Solutions, Inc.	3,831	$788,228
†CACI International, Inc. Class A	1,277	413,569
†CBIZ, Inc.	2,928	183,264
†Ceridian HCM Holding, Inc.	2,899	194,581
†Clarivate PLC	17,207	159,337
Concentrix Corp.	3,531	346,779
†Conduent, Inc.	11,528	42,077
CRA International, Inc.	465	45,965
CSG Systems International, Inc.	1,963	104,451
†DLH Holdings Corp.	697	10,978
Dun & Bradstreet Holdings, Inc.	18,237	213,373
Equifax, Inc.	2,629	650,125
†ExlService Holdings, Inc.	7,105	219,189
Exponent, Inc.	2,689	236,740
First Advantage Corp.	6,442	106,744
†Forrester Research, Inc.	1,302	34,907
†Franklin Covey Co.	769	33,475
†FTI Consulting, Inc.	1,813	361,059
Genpact Ltd.	10,041	348,523
Heidrick & Struggles International, Inc.	1,738	51,323
HireQuest, Inc.	768	11,789
†HireRight Holdings Corp.	1,600	21,520
†Huron Consulting Group, Inc.	1,526	156,873
†IBEX Holdings Ltd.	574	10,912
ICF International, Inc.	989	132,615
Insperity, Inc.	1,739	203,846
Jacobs Solutions, Inc.	2,662	345,528
KBR, Inc.	5,931	328,637
Kelly Services, Inc. Class A	2,914	63,001
Kforce, Inc.	1,861	125,729
Korn Ferry	3,509	208,259
†Legalzoom.com, Inc.	3,899	44,059
Leidos Holdings, Inc.	3,474	376,026
ManpowerGroup, Inc.	3,592	285,456
Maximus, Inc.	4,397	368,732
†Mistras Group, Inc.	2,371	17,356
†NV5 Global, Inc.	614	68,228
†Parsons Corp.	3,000	188,130
Paychex, Inc.	6,697	797,680
Paycom Software, Inc.	1,219	251,992
†Paycor HCM, Inc.	2,411	52,053
†Paylocity Holding Corp.	950	156,607
†RCM Technologies, Inc.	1,000	29,040
Resources Connection, Inc.	3,042	43,105
Robert Half, Inc.	8,363	735,275
Science Applications International Corp.	3,433	426,791
SS&C Technologies Holdings, Inc.	6,801	415,609
†StarTek, Inc.	4,760	20,992
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Professional Services (continued)
†Sterling Check Corp.	3,447	$47,982
TransUnion	4,978	342,038
†TriNet Group, Inc.	2,281	271,279
†TrueBlue, Inc.	2,836	43,504
TTEC Holdings, Inc.	3,257	70,579
†Upwork, Inc.	1,575	23,420
Verisk Analytics, Inc.	4,606	1,100,189
†Verra Mobility Corp.	8,011	184,493
†Willdan Group, Inc.	746	16,039
		15,478,242
Real Estate Management & Development–0.42%
†Anywhere Real Estate, Inc.	7,238	58,700
†CBRE Group, Inc. Class A	7,961	741,089
†CKX Lands, Inc.	100	1,296
†Compass, Inc. Class A	24,497	92,109
†CoStar Group, Inc.	4,230	369,660
†Cushman & Wakefield PLC	5,962	64,390
DigitalBridge Group, Inc.	3,985	69,897
Douglas Elliman, Inc.	3,734	11,015
eXp World Holdings, Inc.	1,193	18,515
†Five Point Holdings LLC Class A	1,459	4,479
†Forestar Group, Inc.	2,282	75,466
†FRP Holdings, Inc.	1,191	74,890
†Howard Hughes Holdings, Inc.	2,366	202,411
†Jones Lang LaSalle, Inc.	2,637	498,050
Kennedy-Wilson Holdings, Inc.	9,523	117,895
Marcus & Millichap, Inc.	2,435	106,361
†Maui Land & Pineapple Co., Inc.	1,011	16,065
Newmark Group, Inc. Class A	11,223	123,004
†Opendoor Technologies, Inc.	52,562	235,478
†Rafael Holdings, Inc. Class B	887	1,623
RE/MAX Holdings, Inc. Class A	1,472	19,622
RMR Group, Inc. Class A	1,499	42,317
St. Joe Co.	4,108	247,219
†Stratus Properties, Inc.	394	11,371
†Tejon Ranch Co.	3,049	52,443
†Zillow Group, Inc. Class A	7,508	432,616
		3,687,981
Road & Rail–1.48%
ArcBest Corp.	1,859	223,470
Avis Budget Group, Inc.	1,226	217,321
Covenant Logistics Group, Inc.	1,476	67,955
CSX Corp.	48,999	1,698,795
†Daseke, Inc.	9,269	75,079
Heartland Express, Inc.	5,586	79,656
†Hertz Global Holdings, Inc.	13,464	139,891
LVIP Dimensional U.S. Core Equity 2 Fund-28

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Road & Rail (continued)
JB Hunt Transport Services, Inc.	5,339	$1,066,412
Knight-Swift Transportation Holdings, Inc.	8,750	504,438
Landstar System, Inc.	2,710	524,792
Marten Transport Ltd.	5,929	124,390
Norfolk Southern Corp.	3,930	928,973
Old Dominion Freight Line, Inc.	2,083	844,302
†PAM Transportation Services, Inc.	2,728	56,688
†RXO, Inc.	4,881	113,532
Ryder System, Inc.	3,781	435,042
†Saia, Inc.	2,190	959,702
Schneider National, Inc. Class B	5,218	132,798
†Uber Technologies, Inc.	2,905	178,861
†U-Haul Holding Co.	9,330	658,474
Union Pacific Corp.	13,893	3,412,399
Universal Logistics Holdings, Inc.	2,167	60,719
Werner Enterprises, Inc.	4,045	171,387
†XPO, Inc.	4,881	427,527
		13,102,603
Semiconductors & Semiconductor Equipment–5.98%
†Advanced Micro Devices, Inc.	14,294	2,107,079
†Allegro MicroSystems, Inc.	3,524	106,671
†Alpha & Omega Semiconductor Ltd.	978	25,487
†Ambarella, Inc.	1,741	106,706
Amkor Technology, Inc.	20,940	696,674
†Amtech Systems, Inc.	1,163	4,885
Analog Devices, Inc.	5,085	1,009,678
Applied Materials, Inc.	18,003	2,917,746
†Axcelis Technologies, Inc.	2,339	303,345
†AXT, Inc.	1,172	2,813
Broadcom, Inc.	8,270	9,231,387
†CEVA, Inc.	1,018	23,119
†Cirrus Logic, Inc.	4,655	387,249
†Cohu, Inc.	3,624	128,253
†Credo Technology Group Holding Ltd.	2,502	48,714
†Diodes, Inc.	2,424	195,180
†Enphase Energy, Inc.	2,236	295,465
Entegris, Inc.	3,804	455,795
†First Solar, Inc.	2,584	445,172
†FormFactor, Inc.	4,562	190,281
†GLOBALFOUNDRIES, Inc.	2,473	149,864
†GSI Technology, Inc.	1,975	5,214
†Ichor Holdings Ltd.	1,913	64,334
†indie Semiconductor, Inc. Class A	2,266	18,377
Intel Corp.	55,897	2,808,824
†inTEST Corp.	1,085	14,756
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
KLA Corp.	2,842	$1,652,055
Kulicke & Soffa Industries, Inc.	3,275	179,208
Lam Research Corp.	3,251	2,546,378
†Lattice Semiconductor Corp.	3,639	251,055
†MACOM Technology Solutions Holdings, Inc.	2,251	209,230
†Magnachip Semiconductor Corp.	1,402	10,515
Marvell Technology, Inc.	9,204	555,093
†MaxLinear, Inc.	4,711	111,980
Microchip Technology, Inc.	15,442	1,392,560
Micron Technology, Inc.	15,271	1,303,227
MKS Instruments, Inc.	889	91,451
Monolithic Power Systems, Inc.	551	347,560
†Navitas Semiconductor Corp.	3,750	30,263
NVE Corp.	375	29,411
NVIDIA Corp.	21,121	10,459,542
NXP Semiconductors NV	4,625	1,062,270
†ON Semiconductor Corp.	14,565	1,216,614
†Onto Innovation, Inc.	3,137	479,647
†PDF Solutions, Inc.	2,280	73,279
†Photronics, Inc.	4,937	154,874
Power Integrations, Inc.	2,288	187,868
†Qorvo, Inc.	4,540	511,249
QUALCOMM, Inc.	21,738	3,143,967
†Rambus, Inc.	3,919	267,472
†Semtech Corp.	2,840	62,224
†Silicon Laboratories, Inc.	1,942	256,868
†SiTime Corp.	694	84,724
Skyworks Solutions, Inc.	4,469	502,405
†SMART Global Holdings, Inc.	2,460	46,568
†SolarEdge Technologies, Inc.	763	71,417
†Synaptics, Inc.	2,171	247,668
Teradyne, Inc.	3,629	393,819
Texas Instruments, Inc.	16,267	2,772,873
†Ultra Clean Holdings, Inc.	2,522	86,101
Universal Display Corp.	1,230	235,250
†Veeco Instruments, Inc.	2,578	79,995
†Wolfspeed, Inc.	3,268	142,191
		52,991,939
Software–7.68%
A10 Networks, Inc.	2,287	30,120
†ACI Worldwide, Inc.	6,433	196,850
Adeia, Inc.	7,533	93,334
†Adobe, Inc.	7,296	4,352,794
†Agilysys, Inc.	934	79,222
†Alarm.com Holdings, Inc.	2,172	140,355
†Alkami Technology, Inc.	1,202	29,148
†Altair Engineering, Inc. Class A	800	67,320
American Software, Inc. Class A	1,038	11,729
LVIP Dimensional U.S. Core Equity 2 Fund-29

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Amplitude, Inc. Class A	3,306	$42,052
†ANSYS, Inc.	1,313	476,461
†Appfolio, Inc. Class A	301	52,145
†AppLovin Corp. Class A	7,569	301,625
†Aspen Technology, Inc.	1,465	322,520
†Atlassian Corp. Class A	315	74,926
†Aurora Innovation, Inc.	31,012	135,522
†Autodesk, Inc.	3,161	769,640
†AvePoint, Inc.	3,296	27,060
Bentley Systems, Inc. Class B	2,883	150,435
†Bill Holdings, Inc.	1,820	148,494
†Blackbaud, Inc.	2,281	197,763
†BlackLine, Inc.	719	44,894
†Box, Inc. Class A	5,884	150,689
†Cadence Design Systems, Inc.	1,601	436,064
†CCC Intelligent Solutions Holdings, Inc.	6,674	76,017
†Cerence, Inc.	2,409	47,361
†Cleanspark, Inc.	3,261	35,969
†Cognyte Software Ltd.	3,097	19,914
†CommVault Systems, Inc.	889	70,987
†Confluent, Inc. Class A	2,167	50,708
†Consensus Cloud Solutions, Inc.	1,160	30,404
†CoreCard Corp.	954	13,194
†Crowdstrike Holdings, Inc. Class A	518	132,256
†Datadog, Inc. Class A	238	28,888
†Digital Turbine, Inc.	3,073	21,081
†DocuSign, Inc.	1,008	59,926
Dolby Laboratories, Inc. Class A	2,941	253,455
†DoubleVerify Holdings, Inc.	2,056	75,620
†Dropbox, Inc. Class A	10,267	302,671
†Dynatrace, Inc.	2,110	115,396
†E2open Parent Holdings, Inc.	15,260	66,991
†Ebix, Inc.	2,526	2,627
†eGain Corp.	796	6,631
†Elastic NV	272	30,654
†EngageSmart, Inc.	4,863	111,363
†Envestnet, Inc.	2,030	100,526
†Everbridge, Inc.	687	16,701
†EverCommerce, Inc.	1,922	21,200
†Fair Isaac Corp.	610	710,046
†Fortinet, Inc.	9,421	551,411
†Freshworks, Inc. Class A	7,955	186,863
Gen Digital, Inc.	24,225	552,814
†Gitlab, Inc. Class A	1,076	67,745
†Guidewire Software, Inc.	2,052	223,750
†HashiCorp, Inc. Class A	1,545	36,524
†HubSpot, Inc.	157	91,145
†Informatica, Inc. Class A	5,370	152,454
†Instructure Holdings, Inc.	902	24,363
†Intapp, Inc.	705	26,804
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
InterDigital, Inc.	2,062	$223,809
Intuit, Inc.	1,392	870,042
†Jamf Holding Corp.	4,825	87,139
†JFrog Ltd.	2,880	99,677
†LiveRamp Holdings, Inc.	4,179	158,301
†Manhattan Associates, Inc.	3,120	671,798
†Matterport, Inc.	7,132	19,185
†MeridianLink, Inc.	1,203	29,798
Microsoft Corp.	115,192	43,316,800
†Mitek Systems, Inc.	3,573	46,592
†Model N, Inc.	1,142	30,754
†N-able, Inc.	5,589	74,054
†nCino, Inc.	3,473	116,797
†NCR Voyix Corp.	9,975	168,677
†Nutanix, Inc. Class A	2,597	123,851
†Olo, Inc. Class A	5,124	29,309
ON24, Inc.	506	3,987
†OneSpan, Inc.	2,510	26,907
Oracle Corp.	17,625	1,858,204
†Palantir Technologies, Inc. Class A	9,565	164,231
†Palo Alto Networks, Inc.	941	277,482
†PowerSchool Holdings, Inc. Class A	5,214	122,842
†Procore Technologies, Inc.	600	41,532
Progress Software Corp.	3,296	178,973
†PTC, Inc.	1,995	349,045
†Q2 Holdings, Inc.	1,887	81,915
†Qualys, Inc.	1,575	309,141
†Rimini Street, Inc.	4,284	14,009
†Riot Platforms, Inc.	6,350	98,234
Roper Technologies, Inc.	980	534,267
†Salesforce, Inc.	7,099	1,868,031
†Samsara, Inc. Class A	2,189	73,069
Sapiens International Corp. NV	3,371	97,557
†SecureWorks Corp. Class A	2,259	16,671
†SentinelOne, Inc. Class A	8,215	225,420
†ServiceNow, Inc.	339	239,500
†SolarWinds Corp.	7,735	96,610
†SoundThinking, Inc.	558	14,251
†Splunk, Inc.	1,375	209,481
†Sprinklr, Inc. Class A	2,904	34,964
†SPS Commerce, Inc.	816	158,173
†Synchronoss Technologies, Inc.	257	1,596
†Synopsys, Inc.	758	390,302
†Telos Corp.	3,621	13,217
†Teradata Corp.	5,927	257,884
†Tyler Technologies, Inc.	575	240,419
†UiPath, Inc. Class A	7,152	177,656
†Unity Software, Inc.	10,835	443,043
†Upland Software, Inc.	1,653	6,992
†Varonis Systems, Inc.	2,202	99,707
†Verint Systems, Inc.	3,097	83,712
LVIP Dimensional U.S. Core Equity 2 Fund-30

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Software (continued)
†Veritone, Inc.	1,489	$2,695
†Vertex, Inc. Class A	1,395	37,581
†Workday, Inc. Class A	315	86,959
†Xperi, Inc.	3,013	33,203
†Yext, Inc.	4,098	24,137
†Zoom Video Communications, Inc. Class A	3,207	230,615
†Zscaler, Inc.	476	105,463
		68,041,881
Specialty Retail–2.83%
†1-800-Flowers.com, Inc. Class A	3,054	32,922
Aaron's Co., Inc.	2,309	25,122
†Abercrombie & Fitch Co. Class A	6,902	608,894
Academy Sports & Outdoors, Inc.	4,579	302,214
Advance Auto Parts, Inc.	2,697	164,598
American Eagle Outfitters, Inc.	13,926	294,674
†America's Car-Mart, Inc.	473	35,839
†Arhaus, Inc.	2,348	27,824
Arko Corp.	4,300	35,475
†Asbury Automotive Group, Inc.	1,229	276,488
†AutoNation, Inc.	4,730	710,351
†AutoZone, Inc.	118	305,102
†Barnes & Noble Education, Inc.	4,091	6,096
Bath & Body Works, Inc.	4,665	201,341
Best Buy Co., Inc.	12,638	989,303
†Beyond, Inc.	3,668	101,567
Big 5 Sporting Goods Corp.	952	6,036
†Boot Barn Holdings, Inc.	2,377	182,458
Buckle, Inc.	3,060	145,411
Build-A-Bear Workshop, Inc.	1,134	26,071
†Burlington Stores, Inc.	1,720	334,506
Caleres, Inc.	3,166	97,291
Camping World Holdings, Inc. Class A	1,466	38,497
†CarMax, Inc.	5,033	386,232
†CarParts.com, Inc.	2,700	8,532
†Carvana Co.	904	47,858
Cato Corp. Class A	2,294	16,379
†Chewy, Inc. Class A	1,823	43,077
†Chico's FAS, Inc.	9,593	72,715
†Children's Place, Inc.	524	12,167
†Citi Trends, Inc.	1,474	41,685
†Conn's, Inc.	3,161	14,035
†Container Store Group, Inc.	7,273	16,582
Designer Brands, Inc. Class A	3,126	27,665
†Destination XL Group, Inc.	4,125	18,150
Dick's Sporting Goods, Inc.	3,444	506,096
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
†Duluth Holdings, Inc. Class B	753	$4,051
†Five Below, Inc.	2,411	513,929
†Floor & Decor Holdings, Inc. Class A	4,351	485,398
Foot Locker, Inc.	8,253	257,081
†GameStop Corp. Class A	4,091	71,715
Gap, Inc.	12,803	267,711
†Genesco, Inc.	1,809	63,695
Group 1 Automotive, Inc.	1,309	398,905
†GrowGeneration Corp.	2,382	5,979
Guess?, Inc.	5,677	130,912
Haverty Furniture Cos., Inc.	1,170	41,535
Hibbett, Inc.	1,132	81,527
Home Depot, Inc.	15,567	5,394,744
†J Jill, Inc.	987	25,445
†Lands' End, Inc.	2,935	28,059
†Leslie's, Inc.	6,775	46,815
Lithia Motors, Inc.	1,842	606,534
†LL Flooring Holdings, Inc.	2,511	9,793
Lowe's Cos., Inc.	3,617	804,963
†MarineMax, Inc.	1,791	69,670
Monro, Inc.	2,081	61,057
Murphy USA, Inc.	1,506	536,979
†National Vision Holdings, Inc.	3,754	78,571
†ODP Corp.	3,561	200,484
†O'Reilly Automotive, Inc.	410	389,533
Penske Automotive Group, Inc.	3,223	517,324
†Petco Health & Wellness Co., Inc.	3,697	11,683
PetMed Express, Inc.	1,442	10,902
†Restoration Hardware, Inc.	1,072	312,467
†Revolve Group, Inc.	1,075	17,823
Ross Stores, Inc.	7,882	1,090,790
†Sally Beauty Holdings, Inc.	4,190	55,643
Shoe Carnival, Inc.	2,018	60,964
Signet Jewelers Ltd.	4,075	437,084
†Sleep Number Corp.	1,810	26,842
Sonic Automotive, Inc. Class A	1,581	88,868
†Sportsman's Warehouse Holdings, Inc.	1,747	7,442
†Stitch Fix, Inc. Class A	990	3,534
†Tile Shop Holdings, Inc.	4,218	31,044
†Tilly's, Inc. Class A	2,120	15,985
TJX Cos., Inc.	18,956	1,778,262
Tractor Supply Co.	4,416	949,572
†Ulta Beauty, Inc.	2,108	1,032,899
Upbound Group, Inc.	3,348	113,732
†Urban Outfitters, Inc.	6,503	232,092
†Valvoline, Inc.	8,731	328,111
†Victoria's Secret & Co.	3,220	85,459
†Warby Parker, Inc. Class A	1,875	26,437
Williams-Sonoma, Inc.	5,064	1,021,814
LVIP Dimensional U.S. Core Equity 2 Fund-31

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Specialty Retail (continued)
Winmark Corp.	203	$84,763
†Zumiez, Inc.	1,585	32,239
		25,108,113
Technology Hardware, Storage & Peripherals–5.32%
Apple, Inc.	222,971	42,928,607
†Corsair Gaming, Inc.	5,089	71,755
†CPI Card Group, Inc.	137	2,629
Dell Technologies, Inc. Class C	6,255	478,507
Hewlett Packard Enterprise Co.	33,041	561,036
HP, Inc.	15,313	460,768
Immersion Corp.	1,963	13,859
†Intevac, Inc.	505	2,182
†IonQ, Inc.	3,116	38,607
NetApp, Inc.	7,200	634,752
†One Stop Systems, Inc.	2,641	5,546
†Pure Storage, Inc. Class A	5,495	195,952
Seagate Technology Holdings PLC	3,860	329,528
†Super Micro Computer, Inc.	2,621	745,045
†Turtle Beach Corp.	601	6,581
†Western Digital Corp.	8,583	449,492
Xerox Holdings Corp.	13,402	245,659
		47,170,505
Textiles, Apparel & Luxury Goods–0.84%
†Allbirds, Inc. Class A	2,070	2,536
†Capri Holdings Ltd.	6,876	345,450
Carter's, Inc.	3,084	230,961
Columbia Sportswear Co.	3,905	310,604
†Crocs, Inc.	2,725	254,542
†Culp, Inc.	857	4,962
†Deckers Outdoor Corp.	1,056	705,862
†Delta Apparel, Inc.	583	4,157
†Figs, Inc. Class A	10,968	76,228
†Fossil Group, Inc.	4,356	6,360
†G-III Apparel Group Ltd.	5,065	172,109
†Hanesbrands, Inc.	26,411	117,793
Kontoor Brands, Inc.	2,536	158,297
Lakeland Industries, Inc.	306	5,673
Levi Strauss & Co. Class A	3,482	57,592
†Lululemon Athletica, Inc.	1,296	662,632
Movado Group, Inc.	1,488	44,863
NIKE, Inc. Class B	18,274	1,984,008
Oxford Industries, Inc.	1,080	108,000
PVH Corp.	3,292	402,019
Ralph Lauren Corp.	1,882	271,384
Rocky Brands, Inc.	542	16,358
†Skechers USA, Inc. Class A	5,696	355,089
Steven Madden Ltd.	4,035	169,470
Superior Group of Cos., Inc.	478	6,453
Tapestry, Inc.	13,865	510,371
†Under Armour, Inc. Class A	17,063	146,187
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods (continued)
†Unifi, Inc.	1,589	$10,583
†Vera Bradley, Inc.	4,817	37,091
VF Corp.	12,868	241,918
Wolverine World Wide, Inc.	4,245	37,738
		7,457,290
Tobacco–0.18%
Altria Group, Inc.	11,753	474,116
Philip Morris International, Inc.	9,405	884,822
Turning Point Brands, Inc.	703	18,503
Universal Corp.	1,492	100,442
Vector Group Ltd.	7,114	80,246
		1,558,129
Trading Companies & Distributors–1.28%
Air Lease Corp.	8,537	358,042
Alta Equipment Group, Inc.	1,479	18,295
Applied Industrial Technologies, Inc.	2,223	383,890
†Beacon Roofing Supply, Inc.	4,965	432,054
†BlueLinx Holdings, Inc.	383	43,398
Boise Cascade Co.	2,267	293,259
†Core & Main, Inc. Class A	1,770	71,526
†Custom Truck One Source, Inc.	3,747	23,157
†Distribution Solutions Group, Inc.	1,378	43,490
†DXP Enterprises, Inc.	1,412	47,584
EVI Industries, Inc.	812	19,269
Fastenal Co.	16,174	1,047,590
Ferguson PLC	6,842	1,320,985
GATX Corp.	2,433	292,495
Global Industrial Co.	2,361	91,701
†GMS, Inc.	2,996	246,960
H&E Equipment Services, Inc.	2,029	106,157
Herc Holdings, Inc.	1,751	260,706
†Hudson Technologies, Inc.	2,788	37,610
Karat Packaging, Inc.	551	13,692
McGrath RentCorp	1,676	200,483
†MRC Global, Inc.	5,465	60,170
MSC Industrial Direct Co., Inc. Class A	3,057	309,552
†NOW, Inc.	6,498	73,557
Rush Enterprises, Inc. Class A	5,893	299,714
†SiteOne Landscape Supply, Inc.	1,945	316,063
†Titan Machinery, Inc.	1,745	50,396
†Transcat, Inc.	587	64,177
United Rentals, Inc.	4,146	2,377,399
Watsco, Inc.	946	405,333
WESCO International, Inc.	3,455	600,755
†Willis Lease Finance Corp.	616	30,110
LVIP Dimensional U.S. Core Equity 2 Fund-32

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Trading Companies & Distributors (continued)
WW Grainger, Inc.	1,618	$1,340,820
†Xometry, Inc. Class A	1,572	56,451
		11,336,840
Water Utilities–0.14%
American States Water Co.	1,681	135,186
American Water Works Co., Inc.	3,453	455,761
Artesian Resources Corp. Class A	575	23,834
California Water Service Group	2,184	113,284
Consolidated Water Co. Ltd.	860	30,616
Essential Utilities, Inc.	6,714	250,768
Global Water Resources, Inc.	1,585	20,732
Middlesex Water Co.	968	63,520
†Pure Cycle Corp.	1,628	17,045
SJW Group	1,157	75,610
York Water Co.	500	19,310
		1,205,666
Wireless Telecommunication Services–0.22%
†Gogo, Inc.	4,647	47,074
Spok Holdings, Inc.	803	12,431
Telephone & Data Systems, Inc.	6,032	110,687
T-Mobile U.S., Inc.	10,589	1,697,734
†U.S. Cellular Corp.	2,733	113,529
		1,981,455
Total Common Stock (Cost $492,706,918)		883,291,740
	Number of Shares	Value (U.S. $)
PREFERRED STOCK–0.00%
•WESCO International, Inc. 10.63% (H15T5Y + 10.33%)	1,790	$47,292
Total Preferred Stock (Cost $44,737)		47,292
RIGHTS–0.00%
=†Achillion Pharmaceuticals, Inc. CVR	22,444	6,060
=†Aduro Biotech, Inc.	227	447
=†Albireo Pharma, Inc.	900	4,869
=†Chinook Therapeutics, Inc.	3,834	1,495
=†Contra Abiomed, Inc.	626	9,772
=†Resolute Forest Products, Inc.	6,285	1,674
=†Spectrum Pharmaceuticals, Inc.	5,260	0
Total Rights (Cost $23,739)		24,317

MONEY MARKET FUND–0.23%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	2,011,606	2,011,606
Total Money Market Fund (Cost $2,011,606)		2,011,606

TOTAL INVESTMENTS–99.93% (Cost $494,787,000)	885,374,955
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.07%	608,482
NET ASSETS APPLICABLE TO 45,940,238 SHARES OUTSTANDING–100.00%	$885,983,437
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND STANDARD CLASS ($691,319,413 / 35,829,960 Shares)	$19.294
NET ASSET VALUE PER SHARE–LVIP DIMENSIONAL U.S. CORE EQUITY 2 FUND SERVICE CLASS ($194,664,024 / 10,110,278 Shares)	$19.254
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$463,857,291
Distributable earnings/(accumulated loss)	422,126,146
TOTAL NET ASSETS	$885,983,437

†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
LVIP Dimensional U.S. Core Equity 2 Fund-33

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Net Assets (continued)
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

★Includes $342,270 payable for securities purchased, $318,844 payable for fund shares redeemed, $24,136 other accrued expenses payable,
$370,482 due to manager and affiliates, $25,560 payable for audit fee and $29,271 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
CVR–Contingent Value Rights
H15T5Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 5 Year
IT–Information Technology
S&P–Standard & Poor’s
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund-34

LVIP Dimensional U.S. Core Equity 2 Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$14,144,716
Foreign taxes withheld	(7,227)
14,137,489
EXPENSES:
Management fees	3,477,678
Distribution fees-Service Class	427,985
Shareholder servicing fees	240,125
Accounting and administration expenses	163,867
Professional fees	61,558
Pricing fees	34,684
Trustees’ fees and expenses	30,186
Custodian fees	22,834
Reports and statements to shareholders	11,208
Consulting fees	2,826
Other	26,443
Total operating expenses	4,499,394
NET INVESTMENT INCOME	9,638,095
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	33,846,264
Net change in unrealized appreciation (depreciation) of:
Investments	119,771,860
Foreign currencies	1
Net change in unrealized appreciation (depreciation)	119,771,861
NET REALIZED AND UNREALIZED GAIN	153,618,125
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$163,256,220
See accompanying notes, which are an integral part of the financial statements.

LVIP Dimensional U.S. Core Equity 2 Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$9,638,095	$9,415,607
Net realized gain	33,846,264	26,004,549
Net change in unrealized appreciation (depreciation)	119,771,861	(165,291,184)
Net increase (decrease) in net assets resulting from operations	163,256,220	(129,871,028)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(28,081,278)	(38,237,366)
Service Class	(7,080,543)	(8,850,460)
	(35,161,821)	(47,087,826)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	38,242,672	30,426,785
Service Class	31,753,078	32,286,951
Reinvestment of dividends and distributions:
Standard Class	28,081,278	38,237,366
Service Class	7,080,543	8,850,460
	105,157,571	109,801,562
Cost of shares redeemed:
Standard Class	(93,257,325)	(87,489,654)
Service Class	(25,226,420)	(21,872,251)
	(118,483,745)	(109,361,905)
Increase (decrease) in net assets derived from capital share transactions	(13,326,174)	439,657
NET INCREASE (DECREASE) IN NET ASSETS	114,768,225	(176,519,197)
NET ASSETS:
Beginning of year	771,215,212	947,734,409
End of year	$885,983,437	$771,215,212
See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund-35

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$16.555	$20.506	$16.368	$14.366	$11.284
Income (loss) from investment operations:
Net investment income[1]	0.217	0.215	0.183	0.176	0.176
Net realized and unrealized gain (loss)	3.309	(3.106)	4.348	2.022	3.073
Total from investment operations	3.526	(2.891)	4.531	2.198	3.249
Less dividends and distributions from:
Net investment income	(0.226)	(0.223)	(0.215)	(0.196)	(0.167)
Net realized gain	(0.561)	(0.837)	(0.178)	—	—
Total dividends and distributions	(0.787)	(1.060)	(0.393)	(0.196)	(0.167)
Net asset value, end of period	$19.294	$16.555	$20.506	$16.368	$14.366
Total return[2]	21.65%	(13.91% )	27.77%	15.34%	28.82%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$691,319	$616,725	$779,683	$701,744	$648,786
Ratio of expenses to average net assets	0.49%	0.49%	0.48%	0.49%	0.50%
Ratio of expenses to average net assets prior to expenses waived	0.49%	0.60%	0.78%	0.79%	0.79%
Ratio of net investment income to average net assets	1.22%	1.20%	0.97%	1.29%	1.34%
Ratio of net investment income to average net assets prior to expenses waived	1.22%	1.09%	0.67%	0.99%	1.05%
Portfolio turnover	9%	8%	6%	12%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund-36

LVIP Dimensional U.S. Core Equity 2 Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Dimensional U.S. Core Equity 2 Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$16.526	$20.476	$16.349	$14.355	$11.280
Income (loss) from investment operations:
Net investment income[1]	0.172	0.169	0.136	0.142	0.143
Net realized and unrealized gain (loss)	3.300	(3.101)	4.338	2.013	3.070
Total from investment operations	3.472	(2.932)	4.474	2.155	3.213
Less dividends and distributions from:
Net investment income	(0.183)	(0.181)	(0.169)	(0.161)	(0.138)
Net realized gain	(0.561)	(0.837)	(0.178)	—	—
Total dividends and distributions	(0.744)	(1.018)	(0.347)	(0.161)	(0.138)
Net asset value, end of period	$19.254	$16.526	$20.476	$16.349	$14.355
Total return[2]	21.35%	(14.12% )	27.46%	15.05%	28.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$194,664	$154,490	$168,051	$126,730	$102,250
Ratio of expenses to average net assets	0.74%	0.74%	0.73%	0.74%	0.75%
Ratio of expenses to average net assets prior to expenses waived	0.74%	0.85%	1.03%	1.04%	1.04%
Ratio of net investment income to average net assets	0.97%	0.95%	0.72%	1.04%	1.09%
Ratio of net investment income to average net assets prior to expenses waived	0.97%	0.84%	0.42%	0.74%	0.80%
Portfolio turnover	9%	8%	6%	12%	9%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund-37

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek long-term capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
LVIP Dimensional U.S. Core Equity 2 Fund-38

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.42% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
Dimensional Fund Advisors LP (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$66,489
Legal	10,887
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $1,331 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$309,379
Distribution fees payable to LFD	39,741
Shareholder servicing fees payable to Lincoln Life	21,362
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
LVIP Dimensional U.S. Core Equity 2 Fund-39

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$70,270,117
Sales	107,538,377
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$497,175,075
Aggregate unrealized appreciation of investments	$431,554,668
Aggregate unrealized depreciation of investments	(43,354,788)
Net unrealized appreciation of investments	$388,199,880
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Aerospace & Defense	$12,135,519	$—	$—	$12,135,519
Air Freight & Logistics	5,584,782	—	—	5,584,782
Airlines	3,095,647	—	—	3,095,647
Auto Components	4,908,697	—	—	4,908,697
Automobiles	5,814,451	—	—	5,814,451
Banks	46,150,830	—	—	46,150,830
Beverages	10,365,109	—	—	10,365,109
Biotechnology	20,225,728	—	20,476	20,246,204
Building Products	11,936,812	—	—	11,936,812
Capital Markets	25,571,571	—	—	25,571,571
Chemicals	19,246,361	—	—	19,246,361
Commercial Services & Supplies	8,476,065	—	— *	8,476,065
Communications Equipment	5,909,120	—	—	5,909,120
LVIP Dimensional U.S. Core Equity 2 Fund-40

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Construction & Engineering	$6,126,706	$—	$—	$6,126,706
Construction Materials	2,694,463	—	—	2,694,463
Consumer Finance	8,712,409	—	—	8,712,409
Containers & Packaging	6,765,287	—	—	6,765,287
Distributors	1,608,505	—	—	1,608,505
Diversified Consumer Services	3,371,293	—	—	3,371,293
Diversified Financial Services	32,264,578	—	—	32,264,578
Diversified Telecommunication Services	7,207,636	—	—	7,207,636
Electric Utilities	7,956,328	—	—	7,956,328
Electrical Equipment	8,097,950	—	—	8,097,950
Electronic Equipment, Instruments & Components	13,169,622	—	—	13,169,622
Energy Equipment & Services	7,745,676	—	—	7,745,676
Entertainment	6,917,161	—	—	6,917,161
Food & Staples Retailing	15,436,986	—	—	15,436,986
Food Products	11,472,845	—	—	11,472,845
Gas Utilities	1,526,336	—	—	1,526,336
Health Care Equipment & Supplies	14,894,374	—	— *	14,894,374
Health Care Providers & Services	22,897,785	—	—	22,897,785
Health Care Technology	1,258,176	—	—	1,258,176
Hotels, Restaurants & Leisure	16,386,727	—	—	16,386,727
Household Durables	12,715,083	—	—	12,715,083
Household Products	8,419,969	—	—	8,419,969
Independent Power and Renewable Electricity Producers	1,848,878	—	—	1,848,878
Industrial Conglomerates	5,102,382	—	—	5,102,382
Insurance	27,341,153	—	—	27,341,153
Interactive Media & Services	27,741,374	—	—	27,741,374
IT Services	13,043,773	—	—	13,043,773
Leisure Products	2,377,957	—	—	2,377,957
Life Sciences Tools & Services	11,787,056	—	—	11,787,056
Machinery	28,234,561	—	—	28,234,561
Marine	794,577	—	—	794,577
Media	10,430,931	—	—	10,430,931
Metals & Mining	10,150,452	—	—	10,150,452
Multiline Retail	17,080,678	—	—	17,080,678
Multi-Utilities	3,735,844	—	—	3,735,844
Oil, Gas & Consumable Fuels	46,900,735	—	—	46,900,735
Paper & Forest Products	702,520	—	—	702,520
Personal Products	2,496,097	—	—	2,496,097
Pharmaceuticals	27,315,065	—	—	27,315,065
Professional Services	15,478,242	—	—	15,478,242
Real Estate Management & Development	3,687,981	—	—	3,687,981
Road & Rail	13,102,603	—	—	13,102,603
Semiconductors & Semiconductor Equipment	52,991,939	—	—	52,991,939
Software	68,041,881	—	—	68,041,881
Specialty Retail	25,108,113	—	—	25,108,113
Technology Hardware, Storage & Peripherals	47,170,505	—	—	47,170,505
Textiles, Apparel & Luxury Goods	7,457,290	—	—	7,457,290
Tobacco	1,558,129	—	—	1,558,129
Trading Companies & Distributors	11,336,840	—	—	11,336,840
Water Utilities	1,205,666	—	—	1,205,666
Wireless Telecommunication Services	1,981,455	—	—	1,981,455
Preferred Stock	47,292	—	—	47,292
Rights	—	—	24,317	24,317
Money Market Fund	2,011,606	—	—	2,011,606
Total Investments	$885,330,162	$—	$44,793	$885,374,955

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
LVIP Dimensional U.S. Core Equity 2 Fund-41

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, Real Estate Investment Trusts (REITs), partnership investments and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$9,861,329	$9,319,792
Long-term capital gains	25,300,492	37,768,034
Total	$35,161,821	$47,087,826
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,252,548
Undistributed long-term capital gains	30,673,716
Other temporary differences	2
Net unrealized appreciation	388,199,880
Distributable earnings/(accumulated loss)	$422,126,146
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to partnership investments:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$15,597	$(15,597)
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	2,170,573	1,753,154
Service Class	1,774,823	1,818,517
Shares reinvested:
Standard Class	1,550,405	2,368,787
Service Class	392,961	551,033
	5,888,762	6,491,491
Shares redeemed:
Standard Class	(5,144,294)	(4,891,166)
Service Class	(1,405,731)	(1,228,658)
	(6,550,025)	(6,119,824)
Net increase (decrease)	(661,263)	371,667
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
LVIP Dimensional U.S. Core Equity 2 Fund-42

LVIP Dimensional U.S. Core Equity 2 Fund
Notes to Financial Statements (continued)
 7. Line of Credit (continued)
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Dimensional U.S. Core Equity 2 Fund-43

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Dimensional U.S. Core Equity 2 Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Dimensional U.S. Core Equity 2 Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Dimensional U.S. Core Equity 2 Fund–44

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board considered that LFI lowered its investment management fee effective April 30, 2022.  The Board noted that the net investment management fee was within range of the median net investment management fee of the Morningstar peer group.  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Dimensional U.S. Core Equity 2 Fund-45

LVIP Dimensional U.S. Core Equity 2 Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had terminated its advisory fee waiver and lowered its investment management fee effective April 30, 2022.  The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Dimensional Fund Advisors LP (“Dimensional”) on behalf of the Fund, the Board considered the nature, extent and quality of services provided by Dimensional under the subadvisory agreement.  The Board reviewed the services provided by Dimensional, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of Dimensional.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance.  The Board reviewed the LVIP Dimensional U.S. Core Equity 2 Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Large Blend funds category and the Russell 3000 Total Return USD Index.  The Board noted that the Fund’s total return was above the return of the Morningstar peer group median and the benchmark index for the one- and three-year periods and below the return of the Morningstar peer group median and the benchmark index for the five-year period.  The Board concluded that the services provided by Dimensional were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board reviewed the subadvisory fee schedules, which include a breakpoint and the fees of comparable accounts advised by Dimensional.  The Board considered that LFI compensates Dimensional from its fees and that the subadvisory fee schedules were negotiated between LFI and Dimensional, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Dimensional’s estimated range of profitability from providing subadvisory services to the Fund.  The Board reviewed materials provided by Dimensional as to any additional benefits it receives and noted that Dimensional may receive benefits associated with an increase in assets under management, including an enhanced ability to obtain better data about markets and strategy implementation, obtain more favorable trade execution, increased participation from brokers in implementing Dimensional’s proprietary trade processes and obtain improved services from various service providers.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Dimensional U.S. Core Equity 2 Fund-46

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Dimensional U.S. Core Equity 2 Fund-47

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Dimensional U.S. Core Equity 2 Fund-48

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Dimensional U.S. Core Equity 2 Fund-49

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Dimensional U.S. Core Equity 2 Fund-50

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Dimensional U.S. Core Equity 2 Fund-51

LVIP Franklin Templeton Global Equity Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Franklin Templeton Global Equity Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Templeton Investment Council, LLC
Franklin Advisers, Inc.
Franklin Mutual Advisers, LLC
Schroder Investment Management North America Inc.
The Fund returned 17.24% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the MSCI World Index (net dividends)1, returned 23.79%.
Global equities rose for the 12 months ended December 31, 2023. While inflation remained elevated in most parts of the world, it moderated substantially, bolstering equities. This inflationary pressure led many of the world’s central banks to tighten monetary policy, driving interest rates significantly higher and pressuring economic growth. However, tightening eased as the period continued, and investors foresaw an end to the current monetary policy cycle even as growth continued. Encouraging economic data, and softening but solid employment figures in several regions, particularly in the U.S., reinvigorated expectations for an economic soft landing.
For the Franklin Templeton Growth sleeve, limited exposure to rallying U.S. mega-cap technology-related stocks such as those in “the Magnificent Seven” was the major headwind to relative performance during the period. We are not opposed to selectively owning Magnificent Seven stocks, but we do question the wisdom of owning the entire group today. We instead prefer to gain exposure to artificial intelligence (AI) and other growth trends by investing in semiconductor companies outside the U.S. that, in our analysis, have long-term earnings power and are geared to growing silicon intensity in the digitalizing global economy. Stock selection in the communication services sector and an overweight in the health care sector also detracted from relative performance for the period. In communication services, the bulk of underperformance was from the interactive media and services industry and an underweight or a lack of exposure to some of the larger U.S. companies that rallied on AI enthusiasm. In health care, stock-specific setbacks hurt relative performance as some large pharmaceutical holdings faced legal or regulatory challenges. Stock selection and an underweight in the utilities sector, a lack of exposure to the real estate sector and an underweight in the consumer staples sector contributed to relative performance for the period. Compelling investment opportunities in real estate remain limited. Retail and office property face long-term structural headwinds due to e-commerce and work-from-home trends. Store closings, tenant bankruptcies and office space underutilization have created vacancies that could take an extended time to fill. Consumer staples, in our analysis, is a broadly expensive sector with a lackluster growth profile and uncertain pricing power. However, select companies with strong brands have exhibited an ability to implement price increases to mitigate these costs while still maintaining their volumes and market shares. A stronger execution and strategic direction from activist involvement and management changes also contributed to the attractiveness of select holdings. Regionally, stock selection and an underweight in the U.S. detracted significantly from relative performance for the year. The U.S. weighting is largely due to our underweight to the U.S. information technology (IT) sector. The IT exposure we are finding is largely (though not entirely) outside the
U.S. Stock selection in Asia ex-Japan was the largest contributor, driven by Taiwan and South Korea. Looking ahead, we are constructive on equity markets in 2024. Drivers include the likelihood of a soft landing in the U.S., indications that interest rates have peaked, and the economic outlook in China, which appears to be past the worst. The principal point of interest for investors, from our perspective, is the extent and speed of any rate cuts. In our view, even allowing for rate cuts over the course of 2024, the cost of borrowing is unlikely to fall back to the lows seen in recent years absent a major economic crisis, resulting in more expensive funding challenges for the weakest businesses. We believe this means that the market environment in 2024 should continue to be favorable for stock selection and for those investors most adept at identifying the drivers of value creation.
For the Franklin Mutual Global Discovery sleeve, security selection in communication services, health care and industrials contributed to relative results. No individual sector detracted from relative returns. Regionally, stock selection in the U.S., Germany and Japan bolstered relative results, while security selection in the United Kingdom, a lack of exposure to Italy and stock selection in Israel curbed relative results. Social media platform Meta Platforms was a significant relative contributor. After it announced significant cost cuts in 2022, the stock responded positively and subsequent earnings reports were strong as Meta delivered on every metric that investors cared about, including better engagement, better monetization of engagement, revenue acceleration, and operating expense discipline. Japan-based semiconductor firm Renesas Electronics benefited from strong earnings during the year amid solid demand from Japanese auto customers despite weakness elsewhere in the business. Overall, we believe Renesas can emerge from the current downturn in a stronger position, and it is lowering lead times, working with customers on inventory, trying to integrate Wi-Fi and Bluetooth into more products and improving working capital management. U.S. homebuilder DR Horton contributed to relative performance following a series of strong earnings reports. The company’s margins have remained resilient despite a higher mortgage rate environment. Cycle times continue to recover, as labor and material availability improve. DR Horton also provided strong fiscal 2024 guidance on an expected increase in home closings. UK-based tobacco company British American Tobacco (BAT) detracted from relative results. The stock struggled in the quarter and over the course of 2023 amid fears about increased U.S. regulatory risks, particularly surrounding menthol cigarettes. A federal ban could reduce earnings. Additionally, BAT’s new chief executive lowered the company’s earnings guidance for 2024 and 2025 as it invests more in “heat not burn” products and in the U.S. to bolster its position. As a result, BAT does not expect to return to mid-single digit growth until 2026. We believe that given the regulatory uncertainty in the U.S., challenges with new product categories and current challenges related to ESG investing, the stock may continue to face near-term headwinds. U.S.-based insurance firm Willis Towers Watson was a notable detractor. We exited the position as the company had not gained any traction on two of the three legs of our investment thesis—organic growth, margin expansion, and free cash flow improvement. While organic growth improved following significant hiring, margin expansion has been fleeting and the company’s free cash flow continues to come under pressure from restructuring
LVIP Franklin Templeton Global Equity Managed Volatility Fund-1

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
charges. U.S.-pharmacy and health care services firm CVS Health detracted from relative results. Stock weakness was due to concerns about potential regulation on pharmacy benefits managers. Also, CVS experienced higher-than-expected medical cost for its Medicare Advantage business. We like CVS because we view its valuation as too low, and the market has not given the company enough credit for its future growth prospects. CVS targeted at least 6% earnings per share (EPS) growth at its December Investor Day. It expects EPS growth will be even higher in 2025 due to improved Medicare Advantage star ratings. Achieving these results will likely help improve its valuation, in our view.
During the year, the Franklin Rising Dividends sleeve trailed its benchmark, the S&P 500® Index3. The key driver of relative underperformance was the Fund’s lack of exposure to several heavily-weighted, growth- and technology-oriented index constituents—including chipmaker Nvidia, Meta Platforms, Amazon.com, Google parent Alphabet and electric vehicle maker Tesla—that led markets in 2023. Stock selection and a sector underweight made information technology (IT) the largest detractor during the period. Stock selection in consumer discretionary and a combination of stock choices and an overweight within industrials also hindered returns. In contrast, an underweight to financials, along with stock selection in the sector, contributed to relative performance, as did a lack of exposure to the utilities and real estate sectors. Among the detractors, below-benchmark exposure to Apple weighed on relative performance within the IT sector as its shares rose sharply during the year. Apple benefited from demand for its iPhone and from optimism surrounding artificial intelligence (AI), especially in the first seven months of the year. The stock trailed the benchmark over the second half of the year, hampered by periods of disappointing sales of iPhones and iPads, as well as broadly weaker year-over-year sales in the second quarter. However, the shares rallied with the broader market in the final two months of 2023, bolstered by a November earnings release that showed quarter-over-quarter revenue growth, led by services, and strong gross margins amid renewed demand for iPhones. In the industrials sector, shares of aerospace and defense firm Raytheon Technologies, renamed RTX in July, posted a double-digit decline during the period. In July, RTX lowered its free cash flow estimate as it announced that some key aircraft engines would require accelerated inspections, which would raise costs for the next few years. In September, RTX said it will cost as much as U.S. $7 billion to repair the engines and compensate airlines for lost aircraft service. The company also said that the recall will reduce profitability by U.S. $3.5 billion over the next several years. Earlier in the year, the company’s shares failed to keep pace with the broader market amid macroeconomic headwinds, including inflation, a labor crunch and supply-chain challenges. Revenue growth on the company’s defense side fell shy of Wall Street forecasts. Despite the challenges, we believe RTX is well-positioned to increase earnings because of its balance between commercial aerospace and defense. While industrial gas producer Air Products and Chemicals beat third-quarter earnings estimates, its shares declined sharply as investors were disappointed by a larger-than-expected dip in revenues, which were weighed down by lower energy cost pass-throughs. Air Products also provided an update on its Louisiana blue hydrogen project, noting that costs are now estimated at US$7 billion, much higher than the original estimate of U.S. $4.5 billion, reflecting both the extended scope of the project and inflation. Earlier in the period, Air Products’ earnings growth and weaker-than-expected guidance weighed on the stock, as did concerns about rising costs for the hydrogen project. We remain constructive on the company’s long-term outlook, which we believe is supported by investments in hydrogen and the potential benefits of the Inflation Reduction Act. In contrast, enterprise software company Microsoft, the Fund’s largest holding, was the year’s top overall relative contributor. Microsoft’s suite of products remains well positioned to benefit from increasing enterprise technology spending, due in part to its exposure to AI and the company’s early investment in ChatGPT’s parent, OpenAI (not a Fund holding). Microsoft’s integration of ChatGPT technology is highly attractive, in our assessment. The company released robust quarterly earnings in late October, bolstered by strong growth across numerous business lines, including its Azure cloud, one of many areas in which growth was stronger than the company’s forecast. The shares reached all-time highs in July, lifted by news of the company’s potential acquisition of videogame company Activision Blizzard (not a Fund holding), which closed in October. Drug packaging and delivery company West Pharmaceutical Services contributed to relative performance. The company repeatedly announced quarterly financial results that beat analysts’ estimates and raised guidance, bolstered by particular strength in its generics segment. Although its COVID-19-related business has waned, the company’s base business growth has been strong, supported by proprietary, high-value products. The shares declined late in the year amid concerns about demand for products related to COVID-19 vaccines and therapies, as West Pharma’s net sales for the third quarter missed analysts’ estimates. Earnings surpassed consensus expectations, however, and in October the company raised its 2023 adjusted profit forecast for the third time in 2023, supported by the US dollar’s strength. We continue to appreciate West Pharma’s efficiency improvements and believe the company is well-positioned as COVID-19 comparisons recede. Shares of industrial supply company W.W. Grainger advanced sharply during the year amid a string of above-consensus earnings results and raised guidance, closing the year near an all-time high. The company reported better-than-expected growth in multiple business lines, led by its “high-touch solutions” segment, where volumes surged on a year-over-year basis, highlighting what we view as the company’s high level of customer service and support. Grainger shares also benefited from continuing signs of cooling inflation. The company continues to grow its dividend and its generous share buyback program.
The Franklin DynaTech sleeve had exceptional 2023 returns that outperformed the benchmark Russell 1000® Growth Index2 based primarily on strong stock selection, along with a secondary boost from favorable sector/industry weighting differences. Positioning in six out of 11 sectors contributed to this outcome. Currency effects were slightly helpful. Information technology (IT) holdings were the biggest contributors in both relative and absolute terms. The best results surfaced in the semiconductors and semiconductor equipment; software; and IT services industries. Semiconductors (led by NVIDIA and Lam Research) and IT services (led by Shopify and MongoDB)
LVIP Franklin Templeton Global Equity Managed Volatility Fund-2

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
were notable outliers to the upside as related holdings overall nearly doubled in value. Software holdings, meanwhile, were lifted primarily by significant overweightings in rallying ServiceNow, HubSpot, Cadence Design Systems, Palo Alto Networks and Synopsys. The positive impact of stock selection was felt most powerfully in the consumer discretionary sector, where e-commerce companies such as off-benchmark MercadoLibre and Amazon.com (overweight) roughly doubled the index’s annual gain. A larger relative performance boost was achieved by strategically avoiding several lagging industries, including specialty retailers and textiles, apparel and luxury goods. Similarly, a lack of exposure to consumer staples—one of the index’s worst-performing sectors of the year—bolstered relative returns, as did lighter-than-index exposures to other sector laggards such as industrials and real estate. Favorable stock selection in industrials and energy also supported relative results. On the downside, a substantial overweighting and stock selection worked against the Fund in health care, which trailed most other sectors in 2023. To a lesser extent, relative gains were pared by stock selection and an overweighting in financials as off-benchmark Adyen (not held at period-end) declined; an overweighted single-asset stake in utilities as NextEra Energy (not held at period-end) sold off sharply; and communication services, where an underweighting (especially in Meta Platforms) and stock selection proved detrimental. The weakness in health care was concentrated in innovative life sciences tools and services industry companies, notably Thermo Fisher Scientific, Repligen (not held at period-end) and Danaher, as well as in medical technology names (e.g., Inspire Medical Systems), most of which failed to advance for the year.
The Fund utilizes a risk management overlay strategy to manage portfolio volatility. The risk management overlay of the Fund carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Templeton Investment Council, LLC:
 Peter Nori
Heather Waddell
Matthew Nagle
Franklin Advisers, Inc:
 Rupert Johnson, Jr.
Matthew Moberg
Nicholas Getaz
Matthew Quinlan
Amritha Kasturiangan
Nayan M. Sheth
Franklin Mutual Advisers, LLC:
 Katrina S. Dudley
Timothy Rankin
Christian Correa
Schroder Investment Management
North America Inc:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Franklin Templeton Global Equity Managed Volatility Fund - Standard Class
MSCI World Index (net dividends)
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$22,825
$15,655
12/31/13
12/31/23

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $15,655. For comparison, look at how the MSCI World Index (net dividends) did over the same period. The same $10,000 investment would have increased to $22,825. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance
LVIP Franklin Templeton Global Equity Managed Volatility Fund-3

LVIP Franklin Templeton Global Equity Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 17.24%
Five Years	+ 8.98%
Ten Years	+ 4.58%
Service Class Shares
One Year	+ 16.95%
Five Years	+ 8.71%
Ten Years	+ 4.32%
1.The MSCI World Index (net dividends) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed markets. The net dividends index return calculation assumes reinvestment of dividends net of withholding taxes.
2. The Russell 1000® Growth Index measures the performance of those Russell 1000®companies with higher price-to-book ratios and higher forecasted growth values.
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-4

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,051.20	0.72%	$3.72
Service Class Shares	1,000.00	1,049.90	0.97%	5.01
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.72%	$3.67
Service Class Shares	1,000.00	1,020.40	0.97%	4.94

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Franklin Templeton Global Equity Managed Volatility Fund-5

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited)
As of December 31, 2023

Security Type/Country	Percentage of Net Assets
Common Stock	92.25%
Canada	1.47%
France	4.92%
Germany	4.84%
Ireland	3.55%
Israel	0.01%
Japan	5.06%
Netherlands	1.63%
Republic of Korea	1.69%
Singapore	0.17%
Switzerland	0.38%
Taiwan	0.78%
United Kingdom	7.05%
United States	60.55%
Uruguay	0.15%
Warrant	0.00%
Corporate Bonds	0.06%
Loan Agreements	0.16%
Money Market Fund	7.13%
Short-Term Investments	0.03%
Total Investments	99.63%
Receivables and Other Assets Net of Liabilities	0.37%
Total Net Assets	100.00%
Sector designations may be different than the sector designations presented in other Fund materials.
Sector	Percentage of Net Assets
Aerospace & Defense	1.19%
Air Freight & Logistics	0.68%
Airlines	0.50%
Auto Components	0.58%
Automobiles	1.42%
Banks	6.20%
Beverages	0.50%
Biotechnology	0.48%
Building Products	1.73%
Capital Markets	1.40%
Chemicals	4.05%
Commercial Services & Supplies	1.80%
Communications Equipment	0.01%
Construction & Engineering	0.09%
Construction Materials	1.05%
Consumer Finance	1.16%
Containers & Packaging	0.89%
Diversified Consumer Services	0.02%
Diversified Financial Services	3.39%
Sector	Percentage of Net Assets
Diversified Telecommunication Services	1.42%
Electrical Equipment	0.46%
Electronic Equipment, Instruments & Components	0.06%
Energy Equipment & Services	0.68%
Entertainment	0.75%
Food & Staples Retailing	1.66%
Food Products	1.06%
Health Care Equipment & Supplies	5.35%
Health Care Providers & Services	4.74%
Health Care Technology	0.03%
Hotels, Restaurants & Leisure	1.58%
Household Durables	1.26%
Household Products	1.80%
Industrial Conglomerates	1.64%
Insurance	0.62%
Interactive Media & Services	1.64%
IT Services	1.92%
Life Sciences Tools & Services	2.01%
Machinery	0.67%
Media	1.21%
Metals & Mining	0.94%
Multiline Retail	0.87%
Multi-Utilities	0.68%
Oil, Gas & Consumable Fuels	4.74%
Personal Products	1.98%
Pharmaceuticals	4.12%
Professional Services	0.02%
Real Estate Management & Development	0.17%
Road & Rail	0.69%
Semiconductors & Semiconductor Equipment	6.05%
Software	8.34%
Specialty Retail	1.71%
Technology Hardware, Storage & Peripherals	1.51%
Textiles, Apparel & Luxury Goods	1.01%
Tobacco	0.16%
Trading Companies & Distributors	0.89%
Wireless Telecommunication Services	0.86%
Total	92.44%
LVIP Franklin Templeton Global Equity Managed Volatility Fund-6

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Security Type/Country and Sector Allocations and Top 10 Equity
Holdings (unaudited) (continued)
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.

Top 10 Equity Holdings	Percentage of Net Assets
Microsoft Corp.	3.47%
UnitedHealth Group, Inc.	2.36%
BP PLC ADR	1.80%
TotalEnergies SE	1.56%
Visa, Inc. Class A	1.46%
Medtronic PLC	1.45%
Deutsche Telekom AG	1.42%
Alphabet, Inc. Class A	1.38%
Roper Technologies, Inc.	1.35%
Colgate-Palmolive Co.	1.20%
Total	17.45%

ADR–American Depositary Receipt
IT–Information Technology
LVIP Franklin Templeton Global Equity Managed Volatility Fund-7

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK–92.25%
Canada–1.47%
Constellation Software, Inc.	231	$572,731
†Descartes Systems Group, Inc.	3,534	297,068
GFL Environmental, Inc.	334,100	11,529,791
†Lumine Group, Inc.	2,489	56,165
†Shopify, Inc. Class A	23,237	1,809,085
		14,264,840
France–4.92%
Airbus SE	9,228	1,423,973
BNP Paribas SA	29,105	2,011,046
Capgemini SE	8,525	1,776,359
Cie de Saint-Gobain SA	107,237	7,891,498
Danone SA	26,300	1,703,709
Kering SA	7,424	3,270,095
Sanofi SA	80,452	7,972,034
TotalEnergies SE	223,156	15,175,351
Veolia Environnement SA	208,810	6,583,532
		47,807,597
Germany–4.84%
Bayer AG	149,366	5,545,339
Continental AG	44,766	3,801,343
†Covestro AG	28,205	1,640,292
Deutsche Telekom AG	574,250	13,788,268
Fresenius Medical Care AG	124,835	5,231,329
Fresenius SE & Co. KGaA	51,017	1,580,909
Infineon Technologies AG	126,380	5,273,751
SAP SE	52,817	8,132,707
Siemens AG	10,770	2,020,271
		47,014,209
Ireland–3.55%
Accenture PLC Class A	22,720	7,972,675
†AerCap Holdings NV	29,305	2,177,948
CRH PLC	147,879	10,197,525
Medtronic PLC	171,474	14,126,028
		34,474,176
Israel–0.01%
†Mobileye Global, Inc. Class A	2,712	117,484
		117,484
Japan–5.06%
Denso Corp.	115,851	1,747,625
Hitachi Ltd.	104,800	7,558,979
Honda Motor Co. Ltd.	863,900	8,982,109
Keyence Corp.	924	407,084
Mitsubishi Electric Corp.	109,315	1,549,792
Nitori Holdings Co. Ltd.	39,300	5,262,298
†Renesas Electronics Corp.	71,923	1,300,225
Seven & i Holdings Co. Ltd.	47,117	1,869,643
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
Japan (continued)
Sony Group Corp.	68,300	$6,495,766
Sumitomo Mitsui Financial Group, Inc.	190,500	9,295,319
Takeda Pharmaceutical Co. Ltd.	164,200	4,721,041
		49,189,881
Netherlands–1.63%
†Argenx SE	1,384	524,822
ASM International NV	1,162	602,847
ASML Holding NV	3,582	2,711,288
NN Group NV	48,731	1,923,228
NXP Semiconductors NV	26,908	6,180,230
SBM Offshore NV	281,525	3,869,330
		15,811,745
Republic of Korea–1.69%
Samsung Electronics Co. Ltd.	188,375	11,433,758
Shinhan Financial Group Co. Ltd.	159,406	4,942,160
		16,375,918
Singapore–0.17%
DBS Group Holdings Ltd.	65,493	1,657,981
		1,657,981
Switzerland–0.38%
Cie Financiere Richemont SA Class A	11,307	1,556,132
Novartis AG ADR	21,446	2,165,403
		3,721,535
Taiwan–0.78%
Taiwan Semiconductor Manufacturing Co. Ltd. ADR	72,700	7,560,800
		7,560,800
United Kingdom–7.05%
†ARM Holdings PLC	542	40,729
AstraZeneca PLC	55,787	7,537,544
AstraZeneca PLC ADR	9,310	627,028
Barratt Developments PLC	613,827	4,401,865
BP PLC	267,724	1,590,757
BP PLC ADR	494,919	17,520,133
British American Tobacco PLC	53,821	1,574,781
†Capri Holdings Ltd.	10,404	522,697
Ferguson PLC	8,711	1,681,833
GSK PLC	103,260	1,908,759
Haleon PLC	416,510	1,707,654
HSBC Holdings PLC (London Shares)	572,874	4,640,509
Lloyds Banking Group PLC	13,758,021	8,366,742
LVIP Franklin Templeton Global Equity Managed Volatility Fund-8

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United Kingdom (continued)
nVent Electric PLC	49,500	$2,924,955
Reckitt Benckiser Group PLC	20,407	1,409,839
Rio Tinto PLC	22,137	1,648,433
Shell PLC	70,937	2,325,147
TechnipFMC PLC	6,042	121,686
Unilever PLC	162,579	7,874,791
		68,425,882
United States–60.55%
Abbott Laboratories	46,270	5,092,939
AbbVie, Inc.	26,059	4,038,363
†Adobe, Inc.	689	411,057
†Advanced Micro Devices, Inc.	4,622	681,329
Air Products & Chemicals, Inc.	22,958	6,285,900
†Airbnb, Inc. Class A	441	60,038
Albemarle Corp.	49,944	7,215,909
†Alphabet, Inc. Class A	96,150	13,431,194
†Amazon.com, Inc.	46,328	7,039,076
American Express Co.	50,991	9,552,654
Amphenol Corp. Class A	2,369	234,839
Analog Devices, Inc.	44,107	8,757,886
†ANSYS, Inc.	2,321	842,244
Apple, Inc.	16,834	3,241,050
†Arista Networks, Inc.	487	114,693
†Aspen Technology, Inc.	938	206,501
†Atlassian Corp. Class A	2,312	549,932
†Axon Enterprise, Inc.	4,187	1,081,628
Baker Hughes Co.	9,393	321,053
Bank of America Corp.	268,978	9,056,489
Baxter International, Inc.	120,576	4,661,468
Becton Dickinson & Co.	25,551	6,230,100
BlackRock, Inc.	1,888	1,532,678
†Booking Holdings, Inc.	162	574,650
Broadcom, Inc.	462	515,708
†Cadence Design Systems, Inc.	10,647	2,899,923
Capital One Financial Corp.	13,519	1,772,611
Carlisle Cos., Inc.	11,144	3,481,720
†CBRE Group, Inc. Class A	18,199	1,694,145
†Ceridian HCM Holding, Inc.	871	58,462
Charles Schwab Corp.	18,706	1,286,973
†Charter Communications, Inc. Class A	4,918	1,911,528
Chevron Corp.	22,210	3,312,844
Cintas Corp.	8,230	4,959,892
Colgate-Palmolive Co.	146,599	11,685,406
Comcast Corp. Class A	221,227	9,700,804
†Crowdstrike Holdings, Inc. Class A	201	51,319
Crown Holdings, Inc.	93,371	8,598,535
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
CVS Health Corp.	27,717	$2,188,534
Danaher Corp.	20,319	4,700,597
†Datadog, Inc. Class A	4,209	510,888
Delta Air Lines, Inc.	120,372	4,842,566
†Dexcom, Inc.	1,345	166,901
Donaldson Co., Inc.	24,851	1,624,013
†DoorDash, Inc. Class A	698	69,025
Dover Corp.	23,224	3,572,083
DR Horton, Inc.	8,778	1,334,080
†Duolingo, Inc.	908	205,980
DuPont de Nemours, Inc.	101,226	7,787,316
†DXC Technology Co.	204,064	4,666,944
Ecolab, Inc.	18,555	3,680,384
Elevance Health, Inc.	4,276	2,016,391
Eli Lilly & Co.	1,845	1,075,487
Entegris, Inc.	4,617	553,209
EOG Resources, Inc.	21,023	2,542,732
Erie Indemnity Co. Class A	7,447	2,494,149
Everest Group Ltd.	4,474	1,581,917
Exxon Mobil Corp.	21,786	2,178,164
†Fair Isaac Corp.	228	265,394
Fastenal Co.	1,669	108,101
Fidelity National Information Services, Inc.	134,598	8,085,302
†Fiserv, Inc.	12,575	1,670,463
Freeport-McMoRan, Inc.	176,279	7,504,197
†Gartner, Inc.	369	166,460
General Dynamics Corp.	15,902	4,129,272
General Motors Co.	53,863	1,934,759
Global Payments, Inc.	17,564	2,230,628
†Haemonetics Corp.	1,645	140,664
HCA Healthcare, Inc.	39,426	10,671,830
†HealthEquity, Inc.	1,595	105,749
HEICO Corp.	443	79,239
Honeywell International, Inc.	30,227	6,338,904
†HubSpot, Inc.	2,773	1,609,837
Humana, Inc.	2,865	1,311,626
Hyatt Hotels Corp. Class A	53,668	6,998,844
†ICON PLC	27,200	7,699,504
†IDEXX Laboratories, Inc.	3,257	1,807,798
†Inspire Medical Systems, Inc.	1,177	239,437
Intel Corp.	2,428	122,007
Intercontinental Exchange, Inc.	37,100	4,764,753
Intuit, Inc.	4,629	2,893,264
†Intuitive Surgical, Inc.	4,645	1,567,037
JB Hunt Transport Services, Inc.	12,839	2,564,462
Johnson & Johnson	28,982	4,542,639
Johnson Controls International PLC	93,732	5,402,712
JPMorgan Chase & Co.	35,908	6,107,951
LVIP Franklin Templeton Global Equity Managed Volatility Fund-9

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Kenvue, Inc.	448,302	$9,651,942
KLA Corp.	2,541	1,477,083
†Klaviyo, Inc. Class A	2,237	62,144
Kraft Heinz Co.	51,022	1,886,794
†Krystal Biotech, Inc.	79	9,801
Lam Research Corp.	2,445	1,915,071
†Lattice Semiconductor Corp.	4,681	322,942
Linde PLC	25,900	10,637,389
Lowe's Cos., Inc.	24,697	5,496,317
†Manhattan Associates, Inc.	928	199,817
Mastercard, Inc. Class A	7,881	3,361,325
McCormick & Co., Inc.	43,059	2,946,097
McDonald's Corp.	20,323	6,025,973
Merck & Co., Inc.	17,386	1,895,422
†Meta Platforms, Inc. Class A	7,017	2,483,737
Micron Technology, Inc.	47,757	4,075,582
Microsoft Corp.	89,740	33,745,830
†Monday.com Ltd.	2,315	434,780
Mondelez International, Inc. Class A	54,162	3,922,954
†MongoDB, Inc.	3,950	1,614,958
Monolithic Power Systems, Inc.	2,436	1,536,580
Moody's Corp.	466	182,001
MSCI, Inc.	1,154	652,760
Nasdaq, Inc.	70,507	4,099,277
†Natera, Inc.	903	56,564
†NCR Atleos Corp.	68,096	1,654,052
†NCR Voyix Corp.	136,193	2,303,024
NIKE, Inc. Class B	40,843	4,434,325
Norfolk Southern Corp.	13,767	3,254,243
NVIDIA Corp.	17,208	8,521,746
†Oceaneering International, Inc.	6,576	139,937
†Palo Alto Networks, Inc.	5,093	1,501,824
Parker-Hannifin Corp.	2,762	1,272,453
PepsiCo, Inc.	28,339	4,813,096
Pfizer, Inc.	49,654	1,429,539
PNC Financial Services Group, Inc.	44,852	6,945,332
†Procore Technologies, Inc.	3,658	253,207
Procter & Gamble Co.	30,054	4,404,113
Quanta Services, Inc.	4,204	907,223
Roper Technologies, Inc.	24,087	13,131,510
Ross Stores, Inc.	38,956	5,391,121
RTX Corp.	56,899	4,787,482
†Salesforce, Inc.	4,646	1,222,548
Schlumberger NV	43,859	2,282,422
†ServiceNow, Inc.	5,318	3,757,114
Sherwin-Williams Co.	6,630	2,067,897
†Snowflake, Inc. Class A	1,136	226,064
†SPS Commerce, Inc.	706	136,851
Starbucks Corp.	16,000	1,536,160
	Number of Shares	Value (U.S. $)
ΔCOMMON STOCK (continued)
United States (continued)
Stryker Corp.	33,755	$10,108,272
†Synopsys, Inc.	5,783	2,977,725
Target Corp.	70,870	10,093,305
†Tesla, Inc.	11,641	2,892,556
Texas Instruments, Inc.	38,865	6,624,928
Thermo Fisher Scientific, Inc.	4,639	2,462,335
T-Mobile U.S., Inc.	51,908	8,322,410
†Trade Desk, Inc. Class A	1,674	120,461
Tradeweb Markets, Inc. Class A	11,634	1,057,298
†Tyler Technologies, Inc.	1,158	484,183
†Uber Technologies, Inc.	15,029	925,336
United Parcel Service, Inc. Class B	41,709	6,557,906
UnitedHealth Group, Inc.	43,515	22,909,342
†Veeva Systems, Inc. Class A	1,377	265,100
Veralto Corp.	5,484	451,114
Verisk Analytics, Inc.	262	62,581
Visa, Inc. Class A	54,340	14,147,419
Voya Financial, Inc.	23,710	1,729,882
Walmart, Inc.	26,224	4,134,214
Walt Disney Co.	80,664	7,283,153
Wells Fargo & Co.	146,013	7,186,760
West Pharmaceutical Services, Inc.	13,557	4,773,691
Williams Cos., Inc.	43,752	1,523,882
†Workday, Inc. Class A	4,614	1,273,741
WW Grainger, Inc.	5,715	4,735,963
Zimmer Biomet Holdings, Inc.	64,559	7,856,830
		588,024,543
Uruguay–0.15%
†MercadoLibre, Inc.	929	1,459,961
		1,459,961
Total Common Stock (Cost $583,983,311)		895,906,552
WARRANT–0.00%
Canada–0.00%
=†Constellation Software, Inc. exp 3/31/40 exercise price CAD 1.0000	236	0
Total Warrant (Cost $0)		0

	Principal Amount°
ΔCORPORATE BONDS–0.06%
United States–0.06%
Bausch Health Americas, Inc.
8.50% 1/31/27	177,000	97,143
9.25% 4/1/26	334,000	305,610
LVIP Franklin Templeton Global Equity Managed Volatility Fund-10

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
ΔCORPORATE BONDS (continued)
United States (continued)
Bausch Health Cos., Inc. 9.00% 12/15/25	15,000	$14,016
CoreLogic, Inc. 4.50% 5/1/28	131,000	114,757
Veritas U.S., Inc./Veritas Bermuda Ltd. 7.50% 9/1/25	84,000	69,348
Total Corporate Bonds (Cost $709,048)		600,874
LOAN AGREEMENTS–0.16%
United States–0.16%
•CoreLogic, Inc. 8.86% (SOFR CME01M + 3.50%) 6/2/28	424,629	412,158
•Michaels Cos., Inc. 9.86% (SOFR CME03M + 4.25%) 4/15/28	551,498	456,088
•Neptune Bidco U.S., Inc.
10.26% (SOFR CME03M + 4.75%) 4/11/29	504,664	459,063
10.51% (SOFR CME03M + 5.00%) 4/11/29	264,336	240,876
Total Loan Agreements (Cost $1,547,938)		1,568,185

	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–7.13%
State Street Institutional U.S. Government Money Market Fund Premier Class (seven-day effective yield 5.32%)	69,238,449	$69,238,449
Total Money Market Fund (Cost $69,238,449)		69,238,449

	Principal Amount°
SHORT-TERM INVESTMENTS–0.03%
U.S. TREASURY OBLIGATIONS–0.03%
×≠U.S. Treasury Bills
0.01% 5/30/24	200,000	195,821
0.01% 7/5/24	100,000	97,812
		293,633
Total Short-Term Investments (Cost $293,437)		293,633

TOTAL INVESTMENTS–99.63% (Cost $655,772,183)	967,607,693
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.37%	3,557,119
NET ASSETS APPLICABLE TO 23,352,913 SHARES OUTSTANDING–100.00%	$971,164,812
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND STANDARD CLASS ($87,203,750 / 2,096,557 Shares)	$41.594
NET ASSET VALUE PER SHARE–LVIP FRANKLIN TEMPLETON GLOBAL EQUITY MANAGED VOLATILITY FUND SERVICE CLASS ($883,961,062 / 21,256,356 Shares)	$41.586
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$625,754,574
Distributable earnings/(accumulated loss)	345,410,238
TOTAL NET ASSETS	$971,164,812

ΔSecurities have been classified by country of origin.
†Non-income producing.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-11

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

×Fully or partially pledged as collateral for derivatives.
≠The rate shown is the effective yield at the time of purchase.

★Includes $3,143,290 cash collateral held at broker for futures contracts, $70,580 payable for securities purchased, $436,153 payable for fund shares redeemed, $45,091 other accrued expenses payable, $724,744 due to manager and affiliates, $149,271 variation margin due to broker on futures contracts, $25,560 payable for audit fee and $47,320 payable for fund accounting fee as of December 31, 2023.

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BOA	EUR	(134,814)	USD	145,759	1/11/24	$—	$(3,135)
BOA	GBP	(3,529)	USD	4,487	1/17/24	—	(11)
BOA	GBP	969	USD	(1,228)	1/17/24	7	—
BOA	JPY	(3,632,515)	USD	24,841	2/20/24	—	(1,125)
HSBC	EUR	(172,972)	USD	192,099	1/11/24	1,061	—
HSBC	EUR	228,879	USD	(243,116)	1/11/24	9,667	—
HSBC	EUR	(22,248)	USD	24,287	1/11/24	—	(285)
HSBC	GBP	20,725	USD	(26,091)	1/17/24	329	—
HSBC	KRW	(1,698,885,225)	USD	1,303,532	5/7/24	—	(17,911)
UBS	EUR	(3,863,001)	USD	4,255,226	1/11/24	—	(11,240)
UBS	EUR	173,995	USD	(183,535)	1/11/24	8,631	—
UBS	GBP	(393,566)	USD	479,312	1/17/24	—	(22,397)
UBS	GBP	5,570	USD	(6,768)	1/17/24	334	—
UBS	JPY	(460,275,507)	USD	3,104,306	2/20/24	—	(185,845)
Total Foreign Currency Exchange Contracts						$20,029	$(241,949)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
40	British Pound	$3,187,750	$3,133,018	3/18/24	$54,732	$—
39	Euro	5,399,063	5,285,001	3/18/24	114,062	—
43	Japanese Yen	3,857,100	3,747,739	3/18/24	109,361	—
					278,155	—
Equity Contracts:
123	E-mini S&P 500 Index	29,643,000	28,445,470	3/15/24	1,197,530	—
31	E-mini S&P MidCap 400 Index	8,709,450	8,171,334	3/15/24	538,116	—
106	Euro STOXX 50 Index	5,316,160	5,289,214	3/15/24	26,946	—
33	FTSE 100 Index	3,262,652	3,170,578	3/15/24	92,074	—
17	Nikkei 225 Index (OSE)	4,032,984	3,963,598	3/7/24	69,386	—
					1,924,052	—
Total Futures Contracts					$2,202,207	$—

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

LVIP Franklin Templeton Global Equity Managed Volatility Fund-12

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations:
ADR–American Depositary Receipt
BOA–Bank of America
CAD–Canadian Dollar
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
JPY–Japanese Yen
KRW–South Korean Won
OSE–Osaka Securities Exchange
S&P–Standard & Poor’s
SOFR–Secured Overnight Financing Rate
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
USD–United States Dollar
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-13

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$18,860,755
Interest	3,565,792
Foreign taxes withheld	(800,107)
21,626,440
EXPENSES:
Management fees	6,140,676
Distribution fees-Service Class	2,164,104
Shareholder servicing fees	275,049
Accounting and administration expenses	232,215
Custodian fees	96,366
Professional fees	89,099
Trustees’ fees and expenses	34,857
Reports and statements to shareholders	29,585
Pricing fees	16,168
Consulting fees	5,710
Other	31,246
9,115,075
Less:
Management fees waived	(94,845)
Total operating expenses	9,020,230
NET INVESTMENT INCOME	12,606,210
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	43,818,953
Foreign currencies	(52,545)
Foreign currency exchange contracts	(161,900)
Futures contracts	(1,704,130)
Net realized gain	41,900,378
Net change in unrealized appreciation (depreciation) of:
Investments	92,395,751
Foreign currencies	33,527
Foreign currency exchange contracts	394,987
Futures contracts	2,140,993
Net change in unrealized appreciation (depreciation)	94,965,258
NET REALIZED AND UNREALIZED GAIN	136,865,636
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$149,471,846
See accompanying notes, which are an integral part of the financial statements.

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$12,606,210	$10,099,905
Net realized gain	41,900,378	40,282,391
Net change in unrealized appreciation (depreciation)	94,965,258	(190,911,682)
Net increase (decrease) in net assets resulting from operations	149,471,846	(140,529,386)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(5,080,091)	(5,052,125)
Service Class	(49,783,983)	(53,333,896)
	(54,864,074)	(58,386,021)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	5,525,924	2,782,277
Service Class	23,479,063	32,940,595
Reinvestment of dividends and distributions:
Standard Class	5,080,091	5,052,125
Service Class	49,783,983	53,333,896
	83,869,061	94,108,893
Cost of shares redeemed:
Standard Class	(10,412,132)	(10,462,939)
Service Class	(134,975,406)	(116,559,900)
	(145,387,538)	(127,022,839)
Decrease in net assets derived from capital share transactions	(61,518,477)	(32,913,946)
NET INCREASE (DECREASE) IN NET ASSETS	33,089,295	(231,829,353)
NET ASSETS:
Beginning of year	938,075,517	1,169,904,870
End of year	$971,164,812	$938,075,517
See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-14

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$37.707	$45.868	$39.545	$35.448	$32.180
Income (loss) from investment operations:
Net investment income[2]	0.628	0.501	0.385	0.431	0.598
Net realized and unrealized gain (loss)	5.769	(6.164)	6.464	4.052	3.511
Total from investment operations	6.397	(5.663)	6.849	4.483	4.109
Less dividends and distributions from:
Net investment income	(0.657)	(0.624)	(0.526)	(0.386)	(0.636)
Net realized gain	(1.853)	(1.874)	—	—	(0.199)
Return of capital	—	—	—	—	(0.006)
Total dividends and distributions	(2.510)	(2.498)	(0.526)	(0.386)	(0.841)
Net asset value, end of period	$41.594	$37.707	$45.868	$39.545	$35.448
Total return[3]	17.24%	(12.06% )	17.32%	12.66%	12.80%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$87,204	$78,905	$98,213	$90,558	$84,909
Ratio of expenses to average net assets	0.72%	0.72%	0.71%	0.73%	0.74%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.73%	0.73%	0.72%	0.74%	0.74%
Ratio of net investment income to average net assets	1.56%	1.24%	0.88%	1.25%	1.76%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.55%	1.23%	0.87%	1.24%	1.76%
Portfolio turnover	20%	29%	27%	45%	29%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-15

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Franklin Templeton Global Equity Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19
Net asset value, beginning of period	$37.705	$45.861	$39.540	$35.451	$32.187
Income (loss) from investment operations:
Net investment income[2]	0.526	0.399	0.275	0.344	0.512
Net realized and unrealized gain (loss)	5.761	(6.159)	6.457	4.041	3.507
Total from investment operations	6.287	(5.760)	6.732	4.385	4.019
Less dividends and distributions from:
Net investment income	(0.553)	(0.522)	(0.411)	(0.296)	(0.551)
Net realized gain	(1.853)	(1.874)	—	—	(0.199)
Return of capital	—	—	—	—	(0.005)
Total dividends and distributions	(2.406)	(2.396)	(0.411)	(0.296)	(0.755)
Net asset value, end of period	$41.586	$37.705	$45.861	$39.540	$35.451
Total return[3]	16.95%	(12.28% )	17.03%	12.38%	12.51%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$883,961	$859,170	$1,071,692	$1,024,444	$987,922
Ratio of expenses to average net assets	0.97%	0.97%	0.96%	0.98%	0.99%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.98%	0.98%	0.97%	0.99%	0.99%
Ratio of net investment income to average net assets	1.31%	0.99%	0.63%	1.00%	1.51%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.30%	0.98%	0.62%	0.99%	1.51%
Portfolio turnover	20%	29%	27%	45%	29%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-16

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to provide long-term capital growth, which it seeks to achieve through a flexible policy of investing primarily in stocks of companies organized in the United States or in any foreign nation. A portion of the Fund may also be invested in debt obligations of companies and governments of any nation..
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   The Fund may use fair value pricing more frequently for securities traded primarily in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, generally as of 4:00 p.m. Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, government actions or pronouncements, aftermarket trading, or news events may have occurred in the interim. To account for this, the Fund may value foreign securities using fair value prices based on third-party vendor modeling tools (“international fair value pricing”).   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-17

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Franklin Templeton Global Equity Managed Volatility Fund is $102 and $100 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   In addition, the Fund may be subject to foreign taxes on other income, gains on investments, or currency repatriation. The Fund accrues such taxes, as applicable, as a reduction of the related income and realized and unrealized gain as and when such income is earned.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $1,681 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-advisers, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.75% of the first $200 million of the Fund’s average daily net assets; 0.65% of the next $300 million; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   LFI has contractually agreed to waive a portion of its advisory fee. The waiver amount is 0.01% of the Fund's average daily net assets.   The management fee, net of waivers, is calculated daily and paid monthly.
Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC (the “Sub-Advisers”) are each responsible for the day-to-day management of a portion of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Advisers a fee based on their respective managed portion of the Fund’s average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-18

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$76,834
Legal	12,573
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $17,970 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$516,646
Distribution fees payable to LFD	184,582
Shareholder servicing fees payable to Lincoln Life	23,516
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$172,411,174
Sales	274,910,297
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments and derivatives for federal income tax purposes for the Fund were as follows:
Cost of investments and derivatives	$659,689,631
Aggregate unrealized appreciation of investments and derivatives	$331,596,501
Aggregate unrealized depreciation of investments and derivatives	(23,602,873)
Net unrealized appreciation of investments and derivatives	$307,993,628
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-19

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock
Canada	$14,264,840	$—	$—	$14,264,840
France	47,807,597	—	—	47,807,597
Germany	47,014,209	—	—	47,014,209
Ireland	34,474,176	—	—	34,474,176
Israel	117,484	—	—	117,484
Japan	49,189,881	—	—	49,189,881
Netherlands	15,811,745	—	—	15,811,745
Republic of Korea	—	16,375,918	—	16,375,918
Singapore	1,657,981	—	—	1,657,981
Switzerland	3,721,535	—	—	3,721,535
Taiwan	7,560,800	—	—	7,560,800
United Kingdom	68,425,882	—	—	68,425,882
United States	588,024,543	—	—	588,024,543
Uruguay	1,459,961	—	—	1,459,961
Warrant	—	—	— *	—
Corporate Bonds	—	600,874	—	600,874
Money Market Fund	69,238,449	—	—	69,238,449
Loan Agreements	—	1,568,185	—	1,568,185
U.S. Treasury Obligations	—	293,633	—	293,633
Total Investments	$948,769,083	$18,838,610	$—	$967,607,693
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$20,029	$—	$20,029
Futures Contracts	$2,202,207	$—	$—	$2,202,207
Liabilities:
Foreign Currency Exchange Contracts	$—	$(241,949)	$—	$(241,949)

LVIP Franklin Templeton Global Equity Managed Volatility Fund-20

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
As a result of utilizing International fair value pricing at December 31, 2023, a portion of the Fund’s common stock investments was categorized as Level 2.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, forward contracts and Passive Foreign Investment Companies ("PFICs").   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$19,713,534	$12,287,266
Long-term capital gains	35,150,540	46,098,755
Total	$54,864,074	$58,386,021
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$32,639
Undistributed long-term capital gains	37,453,351
Other temporary differences	(69,380)
Net unrealized appreciation	307,993,628
Distributable earnings/(accumulated loss)	$345,410,238
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$1	$(1)
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	136,695	69,070
Service Class	589,162	815,466
Shares reinvested:
Standard Class	125,341	139,273
Service Class	1,231,546	1,474,610
	2,082,744	2,498,419
Shares redeemed:
Standard Class	(258,083)	(256,943)
Service Class	(3,351,214)	(2,871,650)
	(3,609,297)	(3,128,593)
Net decrease	(1,526,553)	(630,174)
LVIP Franklin Templeton Global Equity Managed Volatility Fund-21

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; to hedge currency risks associated with the Fund's investments and as a cash management tool.
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LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$20,029	Receivables and other assets net of liabilities	$(241,949)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	1,924,052	Receivables and other assets net of liabilities	—
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	278,155	Receivables and other assets net of liabilities	—
Total		$2,222,236		$(241,949)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(161,900)	$394,987
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(486,208)	1,732,309
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,217,922)	408,684
Total		$(1,866,030)	$2,535,980
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$511,471	$8,920,780
Futures contracts (average notional value)	52,820,358	7,479,393
At December 31, 2023, the Fund posted securities collateral (comprised of U.S. treasury securities) for certain open bilateral derivatives as follows:
Broker	Securities Collateral
UBS AG	$213,427
Total	$213,427
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-23

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
At December 31, 2023, the Fund had the following assets and liabilities subject to offsetting provisions:
Offsetting of Financial Assets and Liabilities and Derivative Assets and Liabilities
Counterparty	Gross Value of Derivative Assets	Gross Value of Derivative Liability	Net Position
Bank of America N.A.	$7	$(4,271)	$(4,264)
Hong Kong Shanghai Bank	11,057	(18,196)	(7,139)
UBS AG	8,965	(219,482)	(210,517)
Total	$20,029	$(241,949)	$(221,920)

Counterparty	Net Position	Fair Value of Non Cash Collateral Received	Cash Collateral Received	Fair Value of Non Cash Collateral Pledged	Cash Collateral Pledged	Net Exposure[1]
Bank of America N.A.	$(4,264)	$—	$—	$—	$—	$(4,264)
Hong Kong Shanghai Bank	(7,139)	—	—	—	—	(7,139)
UBS AG	(210,517)	—	—	210,517	—	—
Total	$(221,920)	$—	$—	$210,517	$—	$(11,403)

1	Net exposure represents the receivable (payable) that would be due from (to) the counterparty in an event of default.
9. Risk Factors
Some countries in which the Fund may invest require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if there is deterioration in a country’s balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad.
The securities exchanges of certain foreign markets are substantially smaller, less liquid and more volatile than the major securities markets in the United States. Consequently, acquisition and disposition of securities by the Fund may be inhibited. In addition, a significant portion of the aggregate market value of equity securities listed on the major securities exchanges in emerging markets is held by a smaller number of investors. This may limit the number of shares available for acquisition or disposition by the Fund.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-24

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Notes to Financial Statements (continued)
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-25

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Franklin Templeton Global Equity Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Franklin Templeton Global Equity Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Franklin Templeton Global Equity Managed Volatility Fund–26

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited)
Liquidity Risk Management
Consistent with Rule 22e-4 under the Investment Company Act of 1940, the Fund has established a liquidity risk management program to govern its approach to managing liquidity risk (the "Program"). The Program is overseen by the Liquidity Committee (the "Committee"), a committee comprised of representatives of LFI, the Fund's investment adviser. The Fund's Board of Trustees (“Board”) has approved the designation of the Committee to oversee the Program. The Program's principal objectives include supporting the Fund's compliance with limits on investments in illiquid assets and mitigating the risk that the Fund will be unable to meet its redemption obligations timely. The Program also includes a number of elements that support the management and assessment of liquidity risk, including an annual assessment of factors that influence the Fund's liquidity and the periodic classification and re-classification of the Fund's investments into groupings that reflect the Committee's assessment of their relative liquidity under current market conditions. At a meeting of the Board on March 6-7, 2023, the Committee provided a written report to the Board addressing the operation, adequacy, and effectiveness of implementation of the Program for the period of January 1, 2022 through December 31, 2022. During the period covered by the report, there were no liquidity events that impacted the Funds or their respective ability to timely meet redemptions without dilution to existing shareholders. The Committee determined, and reported to the Board, that the Program had operated adequately and effectively to manage the Fund's liquidity risk. There can be no assurance that the Program will achieve its objectives in the future. Please refer to the Fund's prospectus for more information regarding the Fund's exposure to liquidity risk and other principal risks to which an investment in the Fund may be subject.
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”). The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility. The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”). The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-27

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Performance. The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge. The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model. The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented a partial advisory fee waiver through April 30, 2024. The Board noted that the net investment management fee, giving effect to the partial advisory fee waiver, was the same as the median net investment management fee of the Morningstar peer group and that the Fund’s net expense ratio was lower than the median net expense ratio of the peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and that LFI had implemented a partial advisory fee waiver through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement. The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA. The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance. The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy. The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of
LVIP Franklin Templeton Global Equity Managed Volatility Fund-28

LVIP Franklin Templeton Global Equity Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement (continued)
high volatility. The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve. The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedule for SIMNA. The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
Approved Underlying Sleeve - Subadvisory Agreements
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LFI and Templeton Investment Counsel, LLC, Franklin Advisers, Inc., and Franklin Mutual Advisers, LLC (together, the “Franklin Templeton Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Franklin Templeton Advisers under each of the subadvisory agreements. The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Franklin Templeton Advisers. The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the subadvisers manage the Underlying Sleeve. In its review of performance, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Global Large-Stock Blend funds category and the MSCI World Net Return USD Index. The Board concluded that the services provided by the Franklin Templeton Advisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board considered the subadvisory fee schedules, three of which contain breakpoints, and noted the statement by the Franklin Templeton Advisers that it does not subadvise other portfolios with similar strategies. The Board considered that LFI compensates the Franklin Templeton Advisers from its fees and that the subadvisory fee schedules were negotiated between LFI and the Franklin Templeton Advisers, which are unaffiliated with LFI. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LFI and Franklin Templeton Advisers, which are unaffiliated with LFI, and that LFI compensates the Franklin Templeton Advisers from its fees. The Board reviewed materials provided by the Franklin Templeton Advisers as to any additional benefits they receive and noted their statement that they may receive reputational benefits from their association with LFI, and considered that the Franklin Templeton Advisers may receive research and services with soft dollars related to brokerage commissions by the Fund that may be shared with advisory affiliates.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-29

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Franklin Templeton Global Equity Managed Volatility Fund-30

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Franklin Templeton Global Equity Managed Volatility Fund-31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Franklin Templeton Global Equity Managed Volatility Fund-32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Franklin Templeton Global Equity Managed Volatility Fund-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Franklin Templeton Global Equity Managed Volatility Fund-34

LVIP Global Allocation Managed Risk Funds
LVIP Global Conservative Allocation Managed Risk Fund
LVIP Global Moderate Allocation Managed Risk Fund
LVIP Global Growth Allocation Managed Risk Fund
each a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Global Allocation Managed Risk Funds
Each Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as exhibits to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Funds' proxy voting procedures and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Global Allocation Managed Risk Funds
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Milliman Financial Risk Management LLC
The LVIP Global Conservative Allocation Managed Risk Fund returned 9.72% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Conservative Blended Composite1, returned 12.06% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index2, returned 5.53%.
The LVIP Global Moderate Allocation Managed Risk Fund returned 11.84% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Moderate Blended Composite3, returned 14.90% and its broad-based benchmark index, the Bloomberg U.S. Aggregate Bond Index, returned 5.53%.
The LVIP Global Growth Allocation Managed Risk Fund returned 13.33% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the Growth Blended Composite4, returned 16.42% and its broad-based benchmark index, the Russell 1000 Index
5, returned 26.53%.
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index6 posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index7 returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500® Index8 returned 26.3% during 2023, while the Nasdaq® Composite Index9 returned 44.6% over that same period. As measured by the CBOE Volatility Index10 (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive
Generative AI growth. The largest seven companies within the S&P 500® Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE® Net Total Return USD Index11, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
The LVIP Global Allocation Managed Risk Funds operate in a fund of funds structure and are designed to give broad exposure to global equities and fixed income securities by investing in a combination of actively managed, passive index and multi-factor funds.
The performance of the Funds and their underlying funds were impacted by varied market conditions during 2023, most notably the dispersion of returns between growth and value styles.  During 2023, equity allocations to domestic growth-oriented funds generally contributed positively to performance.  Conversely, equity allocations to domestic value-oriented funds generally detracted as they underperformed their respective equity indexes within each Fund’s composite benchmark for the year.    Within fixed income, allocations to short duration bonds detracted from Fund returns, however high yield bonds  contributed to returns as they outperformed the fixed income index component of each Fund’s composite benchmark.
The Funds utilize a risk management overlay strategy to manage portfolio volatility and provide capital protection.  The risk management overlay of the Funds carried over hedge positions from the end of 2022 to early 2023 before re-risking to be fully invested. Due to the equity market’s rapid recovery, the overlay reduced Fund volatility but had a negative impact on relative performance in 2023.
Portfolio Managers:
Lincoln Financial Investments Corporation:	Alex Zeng Jay Shearon Lu Fan
Milliman Financial Risk Management LLC:	Jeff Greco Adam Schenck Maria Schiopu Ruby Shi
The views expressed represent the Manager’s assessment of the funds and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Global Allocation Managed Risk Funds-1

LVIP Global Allocation Managed Risk Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP Global Conservative Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Global Conservative Allocation Managed Risk Fund - Standard Class
LVIP Global Conservative Allocation Managed Risk Fund - Service Class
Conservative Blended Composite
Bloomberg U.S. Aggregate Bond Index
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
12/31/13
12/31/23
$16,370
$14,132
$13,783
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Conservative Allocation Managed Risk Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,132 for the Standard Class shares and to $13,783 for the Service Class shares. For comparison, look at how the Conservative Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $16,370 and $11,965, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 9.72%
Five Years	+ 4.23%
Ten Years	+ 3.52%
Service Class Shares
One Year	+ 9.45%
Five Years	+ 3.97%
Ten Years	+ 3.26%
LVIP Global Moderate Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Global Moderate Allocation Managed Risk Fund - Standard Class
LVIP Global Moderate Allocation Managed Risk Fund - Service Class
Moderate Blended Composite
Bloomberg U.S. Aggregate Bond Index
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$18,323
$14,185
$13,834
$11,965

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Moderate Allocation Managed Risk Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,185 for the Standard Class shares and to $13,834 for the Service Class shares. For comparison, look at how the Moderate Blended Composite and Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $18,323 and $11,965, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.84%
Five Years	+ 4.56%
Ten Years	+ 3.56%
Service Class Shares
One Year	+ 11.56%
Five Years	+ 4.30%
Ten Years	+ 3.30%
LVIP Global Allocation Managed Risk Funds-2

LVIP Global Allocation Managed Risk Funds
2023 Annual Report Commentary (unaudited) (continued)
LVIP Global Growth Allocation Managed Risk Fund
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP Global Growth Allocation Managed Risk Fund - Standard Class
LVIP Global Growth Allocation Managed Risk Fund - Service Class
Growth Blended Composite
Russell 1000® Index
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
12/31/13
12/31/23
$30,523
$19,260
$14,411
$14,055

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Global Growth Allocation Managed Risk Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $14,411 for the Standard Class shares and to $14,055 for the Service Class shares. For comparison, look at how the Growth Blended Composite and Russell 1000 Index did over the same period. The same $10,000 investment would have increased to $19,260 and $30,523, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 13.33%
Five Years	+ 4.97%
Ten Years	+ 3.72%
Service Class Shares
One Year	+ 13.05%
Five Years	+ 4.71%
Ten Years	+ 3.46%
1. The Conservative Blended Composite is an unmanaged index compiled by Lincoln Financial Investment Corporation (LFI), the Fund’s adviser. The Conservative Blended Composite is constructed as follows: 60% Bloomberg U.S. Aggregate Bond Index, 21% Russell 1000®Index, 10% MSCI EAFE® NR Index, 6% Russell Midcap® Index, and 3% Russell 2000® Index.
2. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
3. The Moderate Blended Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Moderate Blended Composite is constructed as follows: 40% Bloomberg U.S. Aggregate Bond Index, 29% Russell 1000® Index, 15% MSCI EAFE® NR Index, 8% Russell Midcap® Index, 4% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
4. The Growth Blended Composite is an unmanaged index compiled by LFI, the Fund’s adviser. The Growth Blended Composite is constructed as follows: 32% Russell 1000® Index, 30% Bloomberg U.S. Aggregate Bond Index, 20% MSCI EAFE® NR Index, 9% Russell Midcap® Index, 5% Russell 2000® Index, and 4% MSCI Emerging Markets NR Index.
5. The Russell 1000® Index measures the performance of the highest-ranking 1,000 stocks in the Russell 3000® Index, representing approximately 90% of the total market capitalization of that index.
6. The Bloomberg US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint, but are part of a separate Short Treasury Index. STRIPS are excluded from the index because their inclusion would result in double-counting. The US Treasury Index is a component of the US Aggregate, US Universal, Global Aggregate and Global Treasury Indices. The US Treasury Index has history back to January 1, 1973.
7.The Bloomberg U.S. Corporate High Yield Bond Index measures the USD-denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below.
8. The S&P 500® Index broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
9. The Nasdaq® Composite index is a stock market index that includes almost all stocks listed on the Nasdaq stock exchange. The Nasdaq Composite is a capitalization-weighted index; its price is calculated by taking the sum of the products of closing price and index share of all of the securities in the index. The sum is then divided by a divisor which reduces the order of magnitude of the result.
10. The CBOE Volatility Index (VIX) Index is based on real-time prices of options on the S&P 500® Index and is designed to reflect investors’ consensus view of future (30-day) expected stock market volatility.
11. The MSCI EAFE® Index is an equity index which captures large and mid cap representation across 21 Developed Markets countries around the world, excluding the US and Canada. With 783 constituents, the index covers approximately 85% of the free float-adjusted market capitalization in each country.
LVIP Global Allocation Managed Risk Funds-3

LVIP Global Allocation Managed Risk Funds
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis tables. The Expense Analysis tables do not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. These Expense Analyses are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analyses are based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the tables, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the tables, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the tables are meant to highlight your ongoing costs only. The Funds do not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of each table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Funds' expenses shown in the tables reflect fee waivers in effect.
LVIP Global Conservative Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,041.30	0.30%	$1.54
Service Class Shares	1,000.00	1,040.00	0.55%	2.83
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.30%	$1.53
Service Class Shares	1,000.00	1,022.40	0.55%	2.80
LVIP Global Moderate Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,049.20	0.29%	$1.50
Service Class Shares	1,000.00	1,047.90	0.54%	2.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.80	0.29%	$1.48
Service Class Shares	1,000.00	1,022.60	0.54%	2.75
LVIP Global Growth Allocation Managed Risk Fund
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,055.60	0.29%	$1.50
Service Class Shares	1,000.00	1,054.30	0.54%	2.80
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.70	0.29%	$1.48
Service Class Shares	1,000.00	1,022.50	0.54%	2.75

*	"Expenses Paid During Period" are equal to each Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
Each Fund operates under a fund of funds structure. Each Fund invests substantially all of its assets in other investment companies (collectively, the “Underlying Funds”). In addition to the Funds' expenses reflected above, the Funds also indirectly bear their portion of the fees and expenses of the applicable Underlying Funds. The Expense Analysis of an investment in each table above does not reflect the expenses of the Underlying Funds. Financial statements for the Underlying Funds can be found at www.sec.gov.
LVIP Global Allocation Managed Risk Funds-4

LVIP Global Allocation Managed Risk Funds
Security Type/Sector Allocations (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
LVIP Global Conservative Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.79%
Investment Companies	97.79%
Equity Funds	29.57%
Fixed Income Funds	58.15%
Global Equity Fund	0.57%
International Equity Funds	9.50%
Unaffiliated Investment	2.12%
Investment Company	2.12%
Money Market Fund	2.12%
Total Investments	99.91%
Receivables and Other Assets Net of Liabilities	0.09%
Total Net Assets	100.00%
LVIP Global Moderate Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	97.19%
Investment Companies	97.19%
Equity Funds	38.87%
Fixed Income Funds	38.36%
Global Equity Fund	1.02%
International Equity Funds	18.94%
Unaffiliated Investment	2.70%
Investment Company	2.70%
Money Market Fund	2.70%
Total Investments	99.89%
Receivables and Other Assets Net of Liabilities	0.11%
Total Net Assets	100.00%
LVIP Global Growth Allocation Managed Risk Fund
Security Type/Sector	Percentage of Net Assets
Affiliated Investments	96.82%
Investment Companies	96.82%
Equity Funds	43.43%
Fixed Income Funds	28.60%
Global Equity Fund	1.12%
International Equity Funds	23.67%
Unaffiliated Investment	3.05%
Investment Company	3.05%
Money Market Fund	3.05%
Total Investments	99.87%
Receivables and Other Assets Net of Liabilities	0.13%
Total Net Assets	100.00%
LVIP Global Allocation Managed Risk Funds-5

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.79%
INVESTMENT COMPANIES–97.79%
Equity Funds–29.57%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Channing Small Cap Value Fund	316,004	$3,589,176
LVIP Delaware Mid Cap Value Fund	409,308	16,359,216
LVIP Delaware U.S. Growth Fund	379,111	4,004,922
LVIP Delaware Value Fund	1,644,834	41,510,678
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	1,957,409	24,132,892
LVIP SSGA Mid-Cap Index Fund	1,389,827	17,069,856
LVIP SSGA Nasdaq-100 Index Fund	168,827	2,010,727
LVIP SSGA S&P 500 Index Fund	2,261,904	59,829,630
LVIP SSGA Small-Cap Index Fund	705,159	21,934,672
LVIP T. Rowe Price Growth Stock Fund	693,568	35,438,570
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	564,941	16,272,559
		242,152,898
Fixed Income Funds–58.15%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	1,690,410	15,450,352
LVIP Delaware Bond Fund	18,229,567	213,796,358
LVIP JPMorgan Core Bond Fund	18,569,520	183,374,010
LVIP JPMorgan High Yield Fund	2,282,177	22,205,582
LVIP PIMCO Low Duration Bond Fund	480,151	4,456,765
LVIP SSGA Bond Index Fund	3,167,800	31,697,008
LVIP SSGA Short-Term Bond Index Fund	529,670	5,229,959
		476,210,034
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Fund–0.57%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Real Estate Fund	618,708	$4,647,117
		4,647,117
International Equity Funds–9.50%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor International Equity Fund	1,110,543	8,936,539
LVIP Loomis Sayles Global Growth Fund	538,092	8,154,793
LVIP MFS International Growth Fund	900,598	17,305,889
LVIP Mondrian International Value Fund	1,243,373	20,636,255
LVIP SSGA International Index Fund	2,172,707	22,730,863
		77,764,339
Total Affiliated Investments (Cost $707,534,774)		800,774,388

UNAFFILIATED INVESTMENT–2.12%
INVESTMENT COMPANY–2.12%
Money Market Fund–2.12%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	17,374,978	17,374,978
Total Unaffiliated Investment (Cost $17,374,978)		17,374,978

TOTAL INVESTMENTS–99.91% (Cost $724,909,752)	818,149,366
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.09%	750,238
NET ASSETS APPLICABLE TO 70,066,787 SHARES OUTSTANDING–100.00%	$818,899,604

✧✧Standard Class shares.
LVIP Global Allocation Managed Risk Funds-6

LVIP Global Conservative Allocation Managed Risk Fund
Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
4	Australian Dollar	$273,220	$263,343	3/18/24	$9,877	$—
8	British Pound	637,550	626,306	3/18/24	11,244	—
13	Euro	1,799,687	1,761,229	3/18/24	38,458	—
10	Japanese Yen	897,000	872,246	3/18/24	24,754	—
					84,333	—
Equity Contracts:
3	E-mini MSCI Emerging Markets Index	155,055	148,167	3/15/24	6,888	—
18	E-mini Russell 2000 Index	1,842,930	1,711,941	3/15/24	130,989	—
42	E-mini S&P 500 Index	10,122,000	9,786,079	3/15/24	335,921	—
16	E-mini S&P MidCap 400 Index	4,495,200	4,257,027	3/15/24	238,173	—
39	Euro STOXX 50 Index	1,955,946	1,972,978	3/15/24	—	(17,032)
7	FTSE 100 Index	692,078	678,342	3/15/24	13,736	—
5	OMXS 30 Index	119,038	116,283	1/19/24	2,755	—
2	SPI 200 Index	258,440	254,182	3/21/24	4,258	—
5	TOPIX Index	839,007	836,175	3/7/24	2,832	—
					735,552	(17,032)
Total Futures Contracts					$819,885	$(17,032)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-7

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–97.19%
INVESTMENT COMPANIES–97.19%
Equity Funds–38.87%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Channing Small Cap Value Fund	2,489,174	$28,272,038
LVIP Delaware Mid Cap Value Fund	3,180,380	127,113,431
LVIP Delaware U.S. Growth Fund	3,264,456	34,485,707
LVIP Delaware Value Fund	10,617,644	267,957,487
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	18,715,060	230,737,980
LVIP SSGA Mid-Cap Index Fund	7,978,542	97,992,448
LVIP SSGA Nasdaq-100 Index Fund	1,550,664	18,468,409
LVIP SSGA S&P 500 Index Fund	20,339,323	537,995,431
LVIP SSGA Small-Cap Index Fund	5,371,425	167,083,558
LVIP T. Rowe Price Growth Stock Fund	4,052,305	207,056,594
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,395,420	126,605,674
		1,843,768,757
Fixed Income Funds–38.36%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	12,129,483	110,863,472
LVIP Delaware Bond Fund	64,395,062	755,225,286
LVIP JPMorgan Core Bond Fund	60,010,352	592,602,223
LVIP JPMorgan High Yield Fund	9,919,117	96,513,003
LVIP PIMCO Low Duration Bond Fund	4,799,582	44,549,723
LVIP SSGA Bond Index Fund	19,548,531	195,602,604
LVIP SSGA Short-Term Bond Index Fund	2,459,184	24,281,985
		1,819,638,296
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Fund–1.02%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Real Estate Fund	6,457,821	$48,504,694
		48,504,694
International Equity Funds–18.94%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	6,506,601	47,693,389
LVIP Franklin Templeton Multi-Factor International Equity Fund	8,948,437	72,008,073
LVIP Loomis Sayles Global Growth Fund	6,177,760	93,623,952
LVIP MFS International Growth Fund	9,065,220	174,197,264
LVIP Mondrian International Value Fund	12,797,248	212,395,920
LVIP SSGA Emerging Markets Equity Index Fund	13,213,427	132,332,471
LVIP SSGA International Index Fund	15,857,675	165,902,999
		898,154,068
Total Affiliated Investments (Cost $3,788,338,746)		4,610,065,815

UNAFFILIATED INVESTMENT–2.70%
INVESTMENT COMPANY–2.70%
Money Market Fund–2.70%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	128,278,540	128,278,540
Total Unaffiliated Investment (Cost $128,278,540)		128,278,540

TOTAL INVESTMENTS–99.89% (Cost $3,916,617,286)	4,738,344,355
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.11%	5,218,560
NET ASSETS APPLICABLE TO 372,032,770 SHARES OUTSTANDING–100.00%	$4,743,562,915

✧✧Standard Class shares.
LVIP Global Allocation Managed Risk Funds-8

LVIP Global Moderate Allocation Managed Risk Fund
Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
27	Australian Dollar	$1,844,235	$1,777,162	3/18/24	$67,074	$—
66	British Pound	5,259,788	5,167,028	3/18/24	92,760	—
95	Euro	13,151,562	12,848,825	3/18/24	302,736	—
64	Japanese Yen	5,740,800	5,586,931	3/18/24	153,869	—
4	Swedish Krona	795,600	768,003	3/18/24	27,597	—
					644,036	—
Equity Contracts:
199	E-mini MSCI Emerging Markets Index	10,285,315	9,830,219	3/15/24	455,096	—
95	E-mini Russell 2000 Index	9,726,575	9,035,246	3/15/24	691,329	—
240	E-mini S&P 500 Index	57,840,000	55,920,370	3/15/24	1,919,630	—
85	E-mini S&P MidCap 400 Index	23,880,750	22,615,644	3/15/24	1,265,106	—
256	Euro STOXX 50 Index	12,839,029	12,950,830	3/15/24	—	(111,801)
49	FTSE 100 Index	4,844,544	4,748,390	3/15/24	96,154	—
36	OMXS 30 Index	857,075	837,236	1/19/24	19,839	—
15	SPI 200 Index	1,938,299	1,906,366	3/21/24	31,933	—
39	TOPIX Index	6,544,255	6,507,200	3/7/24	37,055	—
					4,516,142	(111,801)
Total Futures Contracts					$5,160,178	$(111,801)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-9

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments
December 31, 2023

	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS–96.82%
INVESTMENT COMPANIES–96.82%
Equity Funds–43.43%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Channing Small Cap Value Fund	3,793,882	$43,090,906
LVIP Delaware Mid Cap Value Fund	3,071,594	122,765,475
LVIP Delaware U.S. Growth Fund	3,966,876	41,906,079
LVIP Delaware Value Fund	12,790,568	322,795,577
LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	26,946,690	332,225,740
LVIP SSGA Mid-Cap Index Fund	19,154,252	235,252,520
LVIP SSGA Nasdaq-100 Index Fund	3,297,584	39,274,224
LVIP SSGA S&P 500 Index Fund	29,311,445	775,317,039
LVIP SSGA Small-Cap Index Fund	8,154,380	253,650,144
LVIP T. Rowe Price Growth Stock Fund	4,547,085	232,337,856
LVIP T. Rowe Price Structured Mid-Cap Growth Fund	4,240,945	122,156,193
		2,520,771,753
Fixed Income Funds–28.60%
✧✧Lincoln Variable Insurance Products Trust-
LVIP BlackRock Inflation Protected Bond Fund	8,843,496	80,829,557
LVIP Delaware Bond Fund	61,946,120	726,504,092
LVIP JPMorgan Core Bond Fund	59,077,498	583,390,290
LVIP JPMorgan High Yield Fund	13,645,206	132,767,854
LVIP PIMCO Low Duration Bond Fund	1,385,871	12,863,653
LVIP SSGA Bond Index Fund	11,048,625	110,552,544
LVIP SSGA Short-Term Bond Index Fund	1,358,306	13,411,919
		1,660,319,909
	Number of Shares	Value (U.S. $)
AFFILIATED INVESTMENTS (continued)
INVESTMENT COMPANIES (continued)
Global Equity Fund–1.12%
✧✧Lincoln Variable Insurance Products Trust– LVIP BlackRock Real Estate Fund	8,632,179	$64,836,293
		64,836,293
International Equity Funds–23.67%
✧✧Lincoln Variable Insurance Products Trust-
LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	7,530,078	55,195,474
LVIP Franklin Templeton Multi-Factor International Equity Fund	17,341,229	139,544,866
LVIP Loomis Sayles Global Growth Fund	7,506,932	113,767,561
LVIP MFS International Growth Fund	13,850,010	266,141,795
LVIP Mondrian International Value Fund	18,837,053	312,638,566
LVIP SSGA Emerging Markets Equity Index Fund	16,333,285	163,577,847
LVIP SSGA International Index Fund	30,907,293	323,352,098
		1,374,218,207
Total Affiliated Investments (Cost $4,516,951,207)		5,620,146,162

UNAFFILIATED INVESTMENT–3.05%
INVESTMENT COMPANY–3.05%
Money Market Fund–3.05%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	177,051,710	177,051,710
Total Unaffiliated Investment (Cost $177,051,710)		177,051,710

TOTAL INVESTMENTS–99.87% (Cost $4,694,002,917)	5,797,197,872
RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.13%	7,711,896
NET ASSETS APPLICABLE TO 466,715,223 SHARES OUTSTANDING–100.00%	$5,804,909,768

✧✧Standard Class shares.
LVIP Global Allocation Managed Risk Funds-10

LVIP Global Growth Allocation Managed Risk Fund
Schedule of Investments (continued)

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
41	Australian Dollar	$2,800,505	$2,698,202	3/18/24	$102,303	$—
91	British Pound	7,252,131	7,124,235	3/18/24	127,896	—
137	Euro	18,965,938	18,529,360	3/18/24	436,578	—
84	Japanese Yen	7,534,800	7,329,592	3/18/24	205,208	—
6	Swedish Krona	1,193,400	1,152,005	3/18/24	41,395	—
					913,380	—
Equity Contracts:
242	E-mini MSCI Emerging Markets Index	12,507,770	11,954,146	3/15/24	553,624	—
139	E-mini Russell 2000 Index	14,231,515	13,219,997	3/15/24	1,011,518	—
314	E-mini S&P 500 Index	75,674,000	73,162,443	3/15/24	2,511,557	—
120	E-mini S&P MidCap 400 Index	33,714,000	31,927,970	3/15/24	1,786,030	—
421	Euro STOXX 50 Index	21,114,184	21,298,044	3/15/24	—	(183,860)
79	FTSE 100 Index	7,810,591	7,655,567	3/15/24	155,024	—
62	OMXS 30 Index	1,476,073	1,441,906	1/19/24	34,167	—
22	SPI 200 Index	2,842,839	2,793,328	3/21/24	49,511	—
59	TOPIX Index	9,900,283	9,820,402	3/7/24	79,881	—
					6,181,312	(183,860)
Total Futures Contracts					$7,094,692	$(183,860)

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.
Only current day variation margin is reported on the Statements of Assets and Liabilities.

Summary of Abbreviations:
FTSE–Financial Times Stock Exchange
MSCI–Morgan Stanley Capital International
OMXS–Stockholm Stock Exchange
S&P–Standard & Poor’s
SPI–Swiss Performance Index
TOPIX–Tokyo Stock Price Index
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-11

LVIP Global Allocation Managed Risk Funds
Statements of Assets and Liabilities
December 31, 2023
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
ASSETS:
Affiliated investments, at value	$800,774,388	$4,610,065,815	$5,620,146,162
Unaffiliated investments, at value	17,374,978	128,278,540	177,051,710
Cash collateral held at broker for futures contracts	1,173,026	7,248,933	10,227,793
Receivable for securities sold	411,489	883,527	1,924,213
Dividends and interest receivable	76,287	566,610	781,566
Receivable for fund shares sold	4,060	103,817	4,614
Prepaid expenses	3,752	21,496	26,049
TOTAL ASSETS	819,817,980	4,747,168,738	5,810,162,107
LIABILITIES:
Payable for fund shares redeemed	426,100	1,014,670	1,988,339
Due to manager and affiliates	338,787	2,003,051	2,474,660
Variation margin due to broker on futures contracts	94,355	506,935	710,223
Payable for audit fee	22,140	22,140	22,140
Other accrued expenses payable	20,507	42,039	39,860
Payable for fund accounting fee	16,487	16,988	17,117
TOTAL LIABILITIES	918,376	3,605,823	5,252,339
TOTAL NET ASSETS	$818,899,604	$4,743,562,915	$5,804,909,768
Affiliated investments, at cost	$707,534,774	$3,788,338,746	$4,516,951,207
Unaffiliated investments, at cost	17,374,978	128,278,540	177,051,710
Standard Class:
Net Assets	$86,047,243	$190,217,101	$236,078,023
Shares Outstanding	7,360,158	14,914,029	18,981,660
Net Asset Value Per Share	$11.691	$12.754	$12.437
Service Class:
Net Assets	$732,852,361	$4,553,345,814	$5,568,831,745
Shares Outstanding	62,706,629	357,118,741	447,733,563
Net Asset Value Per Share	$11.687	$12.750	$12.438
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$825,197,548	$4,560,456,329	$5,541,741,610
Distributable earnings/(accumulated loss)	(6,297,944)	183,106,586	263,168,158
TOTAL NET ASSETS	$818,899,604	$4,743,562,915	$5,804,909,768
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-12

LVIP Global Allocation Managed Risk Funds
Statements of Operations
Year Ended December 31, 2023
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
INVESTMENT INCOME:
Dividends from affiliated investments	$17,051,118	$94,520,890	$113,664,706
Dividends from unaffiliated investments	1,346,255	7,065,433	8,997,724
	18,397,373	101,586,323	122,662,430
EXPENSES:
Management fees	2,077,921	11,848,578	14,400,095
Distribution fees-Service Class	1,872,960	11,388,861	13,844,912
Shareholder servicing fees	241,039	1,374,435	1,670,411
Accounting and administration expenses	129,417	505,721	604,116
Professional fees	55,931	136,808	154,058
Trustees’ fees and expenses	30,817	175,124	212,645
Custodian fees	19,374	57,544	73,521
Reports and statements to shareholders	15,451	88,937	79,698
Consulting fees	5,614	8,370	9,097
Pricing fees	1,131	1,161	1,157
Other	27,404	148,367	184,422
	4,477,059	25,733,906	31,234,132
Less:
Management fees waived	(83,117)	(710,915)	(576,004)
Total operating expenses	4,393,942	25,022,991	30,658,128
NET INVESTMENT INCOME	14,003,431	76,563,332	92,004,302
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	(13,050,310)	89,826,513	180,173,087
Sale of unaffiliated investments	472,448	2,204,686	1,447,603
Distributions from affiliated investment companies	9,078,602	74,437,642	104,907,971
Foreign currencies	36,969	260,433	352,522
Futures contracts	(8,788,770)	(75,091,022)	(96,309,037)
Net realized gain (loss)	(12,251,061)	91,638,252	190,572,146
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	76,836,431	362,399,807	432,234,761
Foreign currencies	(45,635)	(220,048)	(188,728)
Futures contracts	(3,902,643)	(14,028,143)	(9,167,548)
Net change in unrealized appreciation (depreciation)	72,888,153	348,151,616	422,878,485
NET REALIZED AND UNREALIZED GAIN	60,637,092	439,789,868	613,450,631
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$74,640,523	$516,353,200	$705,454,933
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-13

LVIP Global Allocation Managed Risk Funds
Statements of Changes in Net Assets
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$14,003,431	$18,137,411	$76,563,332	$95,896,919	$92,004,302	$108,676,161
Net realized gain (loss)	(12,251,061)	19,737,118	91,638,252	130,612,424	190,572,146	161,280,701
Net change in unrealized appreciation (depreciation)	72,888,153	(211,190,057)	348,151,616	(1,340,229,445)	422,878,485	(1,743,901,933)
Net increase (decrease) in net assets resulting from operations	74,640,523	(173,315,528)	516,353,200	(1,113,720,102)	705,454,933	(1,473,945,071)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(3,983,735)	(8,374,066)	(3,531,724)	(20,348,096)	(4,304,406)	(25,834,482)
Service Class	(33,076,206)	(80,600,314)	(73,467,893)	(515,780,897)	(88,243,126)	(673,139,722)
Return of capital:
Standard Class	—	—	—	(439,896)	—	(436,635)
Service Class	—	—	—	(11,516,771)	—	(11,887,086)
	(37,059,941)	(88,974,380)	(76,999,617)	(548,085,660)	(92,547,532)	(711,297,925)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	14,953,041	18,970,831	36,560,400	21,578,385	35,158,139	18,409,331
Service Class	25,213,995	25,618,732	56,856,876	72,524,563	34,888,092	52,402,931
Reinvestment of dividends and distributions:
Standard Class	3,983,735	8,374,066	3,531,724	20,787,992	4,304,406	26,271,117
Service Class	33,076,206	80,600,314	73,467,893	527,297,668	88,243,126	685,026,808
	77,226,977	133,563,943	170,416,893	642,188,608	162,593,763	782,110,187
Cost of shares redeemed:
Standard Class	(17,187,130)	(21,017,467)	(48,282,167)	(39,386,896)	(44,411,096)	(24,723,852)
Service Class	(136,692,920)	(137,196,821)	(638,745,267)	(641,995,840)	(777,498,596)	(748,867,840)
	(153,880,050)	(158,214,288)	(687,027,434)	(681,382,736)	(821,909,692)	(773,591,692)
Increase (decrease) in net assets derived from capital share transactions	(76,653,073)	(24,650,345)	(516,610,541)	(39,194,128)	(659,315,929)	8,518,495
NET DECREASE IN NET ASSETS	(39,072,491)	(286,940,253)	(77,256,958)	(1,700,999,890)	(46,408,528)	(2,176,724,501)
NET ASSETS:
Beginning of year	857,972,095	1,144,912,348	4,820,819,873	6,521,819,763	5,851,318,296	8,028,042,797
End of year	$818,899,604	$857,972,095	$4,743,562,915	$4,820,819,873	$5,804,909,768	$5,851,318,296
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-14

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.184	$14.716	$14.510	$14.113	$13.097
Income (loss) from investment operations:
Net investment income[1]	0.219	0.270	0.251	0.222	0.297
Net realized and unrealized gain (loss)	0.849	(2.543)	0.854	0.758	1.651
Total from investment operations	1.068	(2.273)	1.105	0.980	1.948
Less dividends and distributions from:
Net investment income	(0.231)	(0.324)	(0.527)	(0.307)	(0.366)
Net realized gain	(0.330)	(0.935)	(0.372)	(0.276)	(0.566)
Total dividends and distributions	(0.561)	(1.259)	(0.899)	(0.583)	(0.932)
Net asset value, end of period	$11.691	$11.184	$14.716	$14.510	$14.113
Total return[2]	9.72%	(15.40% )	7.63%	7.07%	15.01%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$86,047	$80,570	$97,521	$91,578	$88,187
Ratio of expenses to average net assets[3]	0.30%	0.30%	0.29%	0.30%	0.31%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.31%	0.31%	0.30%	0.31%	0.31%
Ratio of net investment income to average net assets	1.91%	2.12%	1.67%	1.60%	2.10%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.90%	2.11%	1.66%	1.59%	2.10%
Portfolio turnover	44%	16%	17%	26%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-15

LVIP Global Conservative Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.180	$14.710	$14.504	$14.108	$13.094
Income (loss) from investment operations:
Net investment income[1]	0.190	0.239	0.213	0.187	0.261
Net realized and unrealized gain (loss)	0.848	(2.542)	0.853	0.755	1.649
Total from investment operations	1.038	(2.303)	1.066	0.942	1.910
Less dividends and distributions from:
Net investment income	(0.201)	(0.292)	(0.488)	(0.270)	(0.330)
Net realized gain	(0.330)	(0.935)	(0.372)	(0.276)	(0.566)
Total dividends and distributions	(0.531)	(1.227)	(0.860)	(0.546)	(0.896)
Net asset value, end of period	$11.687	$11.180	$14.710	$14.504	$14.108
Total return[2]	9.45%	(15.61% )	7.37%	6.81%	14.72%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$732,852	$777,402	$1,047,392	$1,095,434	$1,137,454
Ratio of expenses to average net assets[3]	0.55%	0.55%	0.54%	0.55%	0.56%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.56%	0.56%	0.55%	0.56%	0.56%
Ratio of net investment income to average net assets	1.66%	1.87%	1.42%	1.35%	1.85%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.65%	1.86%	1.41%	1.34%	1.85%
Portfolio turnover	44%	16%	17%	26%	18%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-16

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.619	$15.824	$15.264	$14.876	$13.850
Income (loss) from investment operations:
Net investment income[1]	0.225	0.272	0.266	0.212	0.288
Net realized and unrealized gain (loss)	1.151	(3.026)	1.377	0.680	1.761
Total from investment operations	1.376	(2.754)	1.643	0.892	2.049
Less dividends and distributions from:
Net investment income	(0.241)	(0.310)	(0.491)	(0.308)	(0.347)
Net realized gain	—	(1.111)	(0.592)	(0.196)	(0.676)
Return of capital	—	(0.030)	—	—	—
Total dividends and distributions	(0.241)	(1.451)	(1.083)	(0.504)	(1.023)
Net asset value, end of period	$12.754	$11.619	$15.824	$15.264	$14.876
Total return[2]	11.84%	(17.38% )	10.82%	6.10%	15.02%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$190,217	$181,278	$239,240	$230,183	$231,407
Ratio of expenses to average net assets[3]	0.28%	0.28%	0.28%	0.29%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.30%	0.30%	0.30%
Ratio of net investment income to average net assets	1.86%	2.02%	1.66%	1.46%	1.96%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.84%	2.00%	1.64%	1.45%	1.96%
Portfolio turnover	36%	19%	15%	25%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-17

LVIP Global Moderate Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Moderate Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.616	$15.818	$15.259	$14.872	$13.848
Income (loss) from investment operations:
Net investment income[1]	0.195	0.238	0.226	0.176	0.251
Net realized and unrealized gain (loss)	1.148	(3.022)	1.375	0.677	1.759
Total from investment operations	1.343	(2.784)	1.601	0.853	2.010
Less dividends and distributions from:
Net investment income	(0.209)	(0.277)	(0.450)	(0.270)	(0.310)
Net realized gain	—	(1.111)	(0.592)	(0.196)	(0.676)
Return of capital	—	(0.030)	—	—	—
Total dividends and distributions	(0.209)	(1.418)	(1.042)	(0.466)	(0.986)
Net asset value, end of period	$12.750	$11.616	$15.818	$15.259	$14.872
Total return[2]	11.56%	(17.58% )	10.54%	5.83%	14.73%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,553,346	$4,639,542	$6,282,579	$6,317,244	$6,612,145
Ratio of expenses to average net assets[3]	0.53%	0.53%	0.53%	0.54%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.55%	0.55%	0.55%
Ratio of net investment income to average net assets	1.61%	1.77%	1.41%	1.21%	1.71%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.59%	1.75%	1.39%	1.20%	1.71%
Portfolio turnover	36%	19%	15%	25%	19%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-18

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.178	$15.603	$14.964	$14.561	$13.467
Income (loss) from investment operations:
Net investment income[1]	0.216	0.248	0.250	0.210	0.275
Net realized and unrealized gain (loss)	1.275	(3.169)	1.648	0.632	1.826
Total from investment operations	1.491	(2.921)	1.898	0.842	2.101
Less dividends and distributions from:
Net investment income	(0.232)	(0.284)	(0.491)	(0.317)	(0.331)
Net realized gain	—	(1.195)	(0.768)	(0.122)	(0.676)
Return of capital	—	(0.025)	—	—	—
Total dividends and distributions	(0.232)	(1.504)	(1.259)	(0.439)	(1.007)
Net asset value, end of period	$12.437	$11.178	$15.603	$14.964	$14.561
Total return[2]	13.33%	(18.68% )	12.77%	5.86%	15.86%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$236,078	$217,367	$274,559	$251,167	$244,405
Ratio of expenses to average net assets[3]	0.29%	0.29%	0.28%	0.29%	0.30%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.30%	0.30%	0.29%	0.30%	0.30%
Ratio of net investment income to average net assets	1.84%	1.89%	1.58%	1.49%	1.91%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.83%	1.88%	1.57%	1.48%	1.91%
Portfolio turnover	32%	19%	15%	24%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-19

LVIP Global Growth Allocation Managed Risk Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Global Growth Allocation Managed Risk Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$11.179	$15.602	$14.964	$14.562	$13.470
Income (loss) from investment operations:
Net investment income[1]	0.186	0.215	0.210	0.174	0.239
Net realized and unrealized gain (loss)	1.273	(3.168)	1.646	0.630	1.823
Total from investment operations	1.459	(2.953)	1.856	0.804	2.062
Less dividends and distributions from:
Net investment income	(0.200)	(0.250)	(0.450)	(0.280)	(0.294)
Net realized gain	—	(1.195)	(0.768)	(0.122)	(0.676)
Return of capital	—	(0.025)	—	—	—
Total dividends and distributions	(0.200)	(1.470)	(1.218)	(0.402)	(0.970)
Net asset value, end of period	$12.438	$11.179	$15.602	$14.964	$14.562
Total return[2]	13.05%	(18.88% )	12.49%	5.59%	15.56%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$5,568,832	$5,633,951	$7,753,483	$7,757,915	$8,302,212
Ratio of expenses to average net assets[3]	0.54%	0.54%	0.53%	0.54%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[3]	0.55%	0.55%	0.54%	0.55%	0.55%
Ratio of net investment income to average net assets	1.59%	1.64%	1.33%	1.24%	1.66%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.58%	1.63%	1.32%	1.23%	1.66%
Portfolio turnover	32%	19%	15%	24%	17%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager and/or distributor. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[3]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invests.
See accompanying notes, which are an integral part of the financial statements.
LVIP Global Allocation Managed Risk Funds-20

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (each, a “Fund”, and collectively, the “Funds”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Funds are diversified management investment companies registered under the 1940 Act. Each Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold each Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
Each Fund operates under a fund of funds structure and invests substantially all of its assets in open-end investment companies, that are advised by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) or unaffiliated managers (collectively, the “Underlying Funds”). The Underlying Funds invest in U.S. and foreign stocks, bonds and money market instruments. A significant portion of the Underlying Funds employ a passive investment style (i.e. index funds). In addition to investment company investments, the Funds may invest in individual securities, such as money market instruments, and employ an actively managed risk-management overlay strategy that invests directly in exchange-traded futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Financial statements for the Underlying Funds can be found at www.sec.gov.
The investment objective of the LVIP Global Conservative Allocation Managed Risk Fund is to seek a high level of current income with some consideration given to growth of capital.
The investment objective of the LVIP Global Moderate Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with an emphasis on growth of capital.
The investment objective of the LVIP Global Growth Allocation Managed Risk Fund is to seek a balance between a high level of current income and growth of capital, with a greater emphasis on growth of capital.
1. Significant Accounting Policies
Each Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by each Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation – The Funds value Underlying Funds that are open-end funds at their closing net asset value (“NAV”). Securities of each open-end Underlying Fund are valued under the valuation policy of such Underlying Fund. For information regarding the determination of the Underlying Funds’ NAVs, see the Underlying Funds’ prospectuses and statements of additional information.   Investments in government money market funds have a stable NAV.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because each Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Funds evaluate tax positions taken or expected to be taken in the course of preparing the Funds' tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Funds' federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Funds' financial statements. If applicable, each Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statements of Operations. During the year ended December 31, 2023, the Funds did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Funds on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions– Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with each Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Funds do not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are
LVIP Global Allocation Managed Risk Funds-21

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
included in net realized and unrealized gain or loss on investments. The Funds report certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   The Funds declare and distribute dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered  investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of each Fund's investment portfolio, including monitoring of each Fund's investment sub-adviser, and providing certain administrative services to each Fund.   For its services, LFI receives a management fee at an annual rate of 0.25% of each Fund's average daily net assets.   LFI has contractually agreed to waive a portion of its advisory fee for each Fund.   This agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Trust’s Board of Trustees (the “Board”) and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.   The fee is in addition to the management fee indirectly paid to the investment advisers of the Underlying Funds (including LFI).
The waiver amount of each Fund’s average daily net assets are as follows:
LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
0.01%	0.015%	0.01%
Milliman Financial Risk Management LLC (the “Sub-Adviser”) is responsible for managing the Funds' managed risk strategy. For these services, LFI, not the Funds, pays the Sub-Adviser a fee based on each Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Funds. For these services, the Funds reimburse Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statements of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Administrative	$67,786	$385,490	$468,273
Legal	11,088	63,071	76,614
Lincoln Life also provides certain contract holder and additional corporate services to the Funds. Each Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of each Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statements of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Funds. The cost of these services is included in “Reports and statements to shareholders” on the Statements of Operations. The Funds reimburse Lincoln Life for the cost of these services. For the year ended December 31, 2023, these fees were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Printing and mailing	$5,492	$43,395	$24,938
LVIP Global Allocation Managed Risk Funds-22

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
The Funds currently offer two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to their distribution and service plan, the Funds are authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fees are calculated daily and paid monthly.
In addition to the management fees and other expenses reflected on the Statements of Operations, the Funds indirectly bear the investment management fees and other expenses of the Underlying Funds in which they invest. Because each of the Underlying Funds has varied expense and fee levels, and the Funds may own different amounts of shares of these Underlying Funds at different times, the amount of fees and expenses incurred indirectly will vary.
At December 31, 2023, each Fund had liabilities payable to affiliates as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Management fees payable to LFI	$164,868	$934,045	$1,166,177
Distribution fees payable to LFD	153,772	953,741	1,165,829
Printing and mailing fees payable to Lincoln Life	226	—	1,741
Shareholder servicing fees payable to Lincoln Life	19,921	115,265	140,913
Certain officers and trustees of the Funds are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Funds. The Funds pay compensation to unaffiliated trustees.
Affiliated investments, for purposes of the 1940 Act, are investments that have a common investment adviser, LFI (LVIP Funds), or investments in issuers whereby the Fund held 5% or more of the issuers’ outstanding securities (non-LVIP Funds or ETFs). Affiliated investments of each Fund and the corresponding investment activity for the year ended December 31, 2023, were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.79%@
Equity Funds-29.57%@
×,✧✧LVIP MFS Value Fund	$13,570,321	$268,731	$13,728,761	$2,843,018	$(2,953,309)	$—	$—	—	$—	$—
✧✧LVIP Channing Small Cap Value Fund	3,282,855	531,438	848,474	28,662	595,761	(1,066)	3,589,176	316,004	23,341	—
✧✧LVIP Delaware Mid Cap Value Fund	15,880,450	3,725,771	3,455,588	78,384	130,199	—	16,359,216	409,308	255,576	1,283,594
✧✧‡LVIP Delaware U.S. Growth Fund	—	3,852,725	77,838	1,811	228,224	—	4,004,922	379,111	—	—
✧✧‡LVIP Delaware Value Fund	—	47,357,011	5,761,288	(57,331)	(27,714)	—	41,510,678	1,644,834	691,592	1,831,993
✧✧LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	28,066,939	3,347,230	8,300,973	326,585	693,111	—	24,132,892	1,957,409	371,201	2,534,476
✧✧LVIP SSGA Mid-Cap Index Fund	16,110,071	3,389,432	3,794,434	218,115	1,146,672	—	17,069,856	1,389,827	224,271	931,617
✧✧LVIP SSGA Nasdaq-100 Index Fund	1,895,945	44,844	810,723	4,952	875,709	—	2,010,727	168,827	8,565	—
✧✧LVIP SSGA S&P 500 Index Fund	88,882,458	3,421,629	46,201,604	23,124,471	(9,397,324)	—	59,829,630	2,261,904	816,237	1,508,207
✧✧LVIP SSGA Small-Cap Index Fund	19,714,060	3,963,437	4,520,709	160,994	2,616,890	—	21,934,672	705,159	259,430	216,828
✧✧LVIP T. Rowe Price Growth Stock Fund	34,247,233	651,580	13,384,558	1,051,795	12,872,520	—	35,438,570	693,568	—	—
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	15,326,067	955,359	3,042,612	(422,820)	3,456,193	372	16,272,559	564,941	4,975	—
Fixed Income Funds-58.15%@
×,✧✧LVIP Western Asset Core Bond Fund	181,814,456	11,890,904	191,207,615	(30,039,061)	27,541,316	—	—	—	82,778	—
✧✧LVIP BlackRock Inflation Protected Bond Fund	38,938,980	681,208	24,945,397	(2,031,660)	2,533,725	273,496	15,450,352	1,690,410	371,647	—
✧✧LVIP Delaware Bond Fund	186,584,928	53,994,332	32,149,453	(5,966,680)	11,282,265	50,966	213,796,358	18,229,567	6,661,283	—
LVIP Global Allocation Managed Risk Funds-23

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Conservative Allocation Managed Risk Fund (continued)
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
✧✧‡LVIP JPMorgan Core Bond Fund	$—	$181,743,703	$7,196,718	$18,268	$8,808,757	$—	$183,374,010	18,569,520	$2,846,895	$—
✧✧LVIP JPMorgan High Yield Fund	22,981,198	1,715,342	3,938,132	(385,077)	1,832,251	—	22,205,582	2,282,177	1,035,763	—
✧✧LVIP PIMCO Low Duration Bond Fund	21,756,974	300,736	17,918,831	(254,032)	481,129	90,789	4,456,765	480,151	153,670	—
✧✧LVIP SSGA Bond Index Fund	33,069,715	11,492,032	13,667,403	(1,799,561)	2,602,225	—	31,697,008	3,167,800	884,273	—
✧✧LVIP SSGA Short-Term Bond Index Fund	5,619,748	447,905	949,850	(12,620)	124,776	—	5,229,959	529,670	160,138	—
Global Equity Fund-0.57%@
✧✧LVIP BlackRock Real Estate Fund	6,489,983	813,343	3,113,551	(730,473)	1,175,761	12,054	4,647,117	618,708	126,764	—
Global Fixed Income Fund-0.00%@
×,✧✧LVIP Mondrian Global Income Fund	5,849,640	68,810	5,866,068	(388,777)	336,395	—	—	—	—	—
International Equity Funds-9.50%@
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	8,494,648	1,324,069	2,014,932	28,532	1,104,222	—	8,936,539	1,110,543	360,384	—
✧✧LVIP Loomis Sayles Global Growth Fund	7,958,819	370,181	2,531,014	287,121	2,069,686	—	8,154,793	538,092	30,892	194,171
✧✧LVIP MFS International Growth Fund	24,821,927	2,579,888	12,321,946	1,160,155	1,065,865	—	17,305,889	900,598	354,635	577,716
✧✧LVIP Mondrian International Value Fund	20,415,672	2,112,401	5,013,316	(284,753)	3,406,251	—	20,636,255	1,243,373	647,757	—
✧✧LVIP SSGA International Index Fund	13,659,615	9,893,512	3,046,811	(10,328)	2,234,875	—	22,730,863	2,172,707	679,051	—
Total	$815,432,702	$350,937,553	$429,808,599	$(13,050,310)	$76,836,431	$426,611	$800,774,388		$17,051,118	$9,078,602

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2022.
LVIP Global Moderate Allocation Managed Risk Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-97.19%@
Equity Funds-38.87%@
✧✧LVIP Channing Small Cap Value Fund	$25,540,222	$3,648,663	$5,789,296	$207,070	$4,673,872	$(8,493)	$28,272,038	2,489,174	$184,107	$—
✧✧LVIP Delaware Mid Cap Value Fund	121,850,663	26,279,802	22,581,549	848,697	715,818	—	127,113,431	3,180,380	1,988,553	9,945,409
✧✧LVIP Delaware U.S. Growth Fund	—	33,123,598	620,723	17,630	1,965,202	—	34,485,707	3,264,456	—	—
✧✧‡LVIP Delaware Value Fund	—	298,159,544	29,646,376	(369,361)	(186,320)	—	267,957,487	10,617,644	4,466,576	11,800,031
✧✧LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	264,255,755	28,559,990	71,646,295	2,201,669	7,366,861	—	230,737,980	18,715,060	3,554,082	24,166,526
✧✧LVIP SSGA Mid-Cap Index Fund	91,333,296	17,441,254	18,521,526	998,076	6,741,348	—	97,992,448	7,978,542	1,289,187	5,332,605
LVIP Global Allocation Managed Risk Funds-24

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Moderate Allocation Managed Risk Fund (continued)
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
✧✧LVIP SSGA Nasdaq-100 Index Fund	$17,199,655	$83,464	$6,836,665	$43,806	$7,978,149	$—	$18,468,409	1,550,664	$78,774	$—
✧✧LVIP SSGA S&P 500 Index Fund	819,567,724	21,011,706	426,874,283	211,855,877	(87,565,593)	—	537,995,431	20,339,323	7,349,965	13,524,901
✧✧LVIP SSGA Small-Cap Index Fund	148,317,524	27,709,550	29,938,362	1,017,489	19,977,357	—	167,083,558	5,371,425	1,978,736	1,646,762
✧✧LVIP T. Rowe Price Growth Stock Fund	197,636,448	53,587	71,323,691	1,429,602	79,260,648	—	207,056,594	4,052,305	—	—
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	117,767,281	5,099,219	19,663,091	92,757	23,307,005	2,503	126,605,674	4,395,420	38,758	—
Fixed Income Funds-38.36%@
×,✧✧LVIP Western Asset Core Bond Fund	565,721,412	54,966,711	612,032,194	(104,888,518)	96,232,589	—	—	—	267,475	—
✧✧LVIP BlackRock Inflation Protected Bond Fund	212,815,062	2,705,431	109,178,280	(9,840,565)	13,201,381	1,160,443	110,863,472	12,129,483	2,670,582	—
✧✧LVIP Delaware Bond Fund	580,654,405	246,803,905	89,673,159	(18,687,619)	35,993,385	134,369	755,225,286	64,395,062	23,563,586	—
✧✧‡LVIP JPMorgan Core Bond Fund	—	585,310,043	21,256,955	60,739	28,488,396	—	592,602,223	60,010,352	9,213,120	—
✧✧LVIP JPMorgan High Yield Fund	98,625,123	6,369,897	14,719,005	(1,624,072)	7,861,060	—	96,513,003	9,919,117	4,508,072	—
✧✧LVIP PIMCO Low Duration Bond Fund	155,203,198	1,561,783	114,450,722	(3,788,582)	5,440,384	583,662	44,549,723	4,799,582	1,538,316	—
✧✧LVIP SSGA Bond Index Fund	201,484,322	45,096,916	55,917,737	(7,240,359)	12,179,462	—	195,602,604	19,548,531	5,419,116	—
✧✧LVIP SSGA Short-Term Bond Index Fund	27,637,446	2,113,108	6,013,848	(87,702)	632,981	—	24,281,985	2,459,184	744,571	—
Global Equity Fund-1.02%@
✧✧LVIP BlackRock Real Estate Fund	57,482,611	6,788,007	20,362,652	(5,354,240)	9,885,987	64,980	48,504,694	6,457,821	1,324,874	—
Global Fixed Income Fund-0.00%@
×,✧✧LVIP Mondrian Global Income Fund	33,152,630	512,530	33,362,881	(3,374,601)	3,072,322	—	—	—	—	—
International Equity Funds-18.94%@
✧✧LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	38,042,753	14,323,134	7,403,490	(1,244,247)	3,975,239	—	47,693,389	6,506,601	1,527,759	—
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	127,097,932	4,283,368	73,414,624	1,536,358	12,505,039	—	72,008,073	8,948,437	2,906,329	—
✧✧LVIP Loomis Sayles Global Growth Fund	90,242,493	2,601,176	25,992,256	3,044,019	23,728,520	—	93,623,952	6,177,760	355,155	2,222,569
✧✧LVIP MFS International Growth Fund	228,911,470	21,033,594	96,111,585	23,478,479	(3,114,694)	—	174,197,264	9,065,220	3,569,950	5,798,839
✧✧LVIP Mondrian International Value Fund	147,131,120	76,705,610	36,576,567	78,566	25,057,191	—	212,395,920	12,797,248	6,675,973	—
LVIP Global Allocation Managed Risk Funds-25

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Moderate Allocation Managed Risk Fund (continued)
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
✧✧LVIP SSGA Emerging Markets Equity Index Fund	$129,959,766	$24,783,207	$28,912,701	$(542,783)	$7,044,982	$—	$132,332,471	13,213,427	$4,344,732	$—
✧✧LVIP SSGA International Index Fund	98,711,903	73,425,503	22,173,971	(41,672)	15,981,236	—	165,902,999	15,857,675	4,962,542	—
Total	$4,596,342,214	$1,630,554,300	$2,070,994,484	$89,826,513	$362,399,807	$1,937,464	$4,610,065,815		$94,520,890	$74,437,642

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
LVIP Global Growth Allocation Managed Risk Fund
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-96.82%@
Equity Funds-43.43%@
✧✧LVIP Channing Small Cap Value Fund	$38,983,489	$5,678,351	$8,971,808	$288,121	$7,125,699	$(12,946)	$43,090,906	3,793,882	$280,751	$—
✧✧LVIP Delaware Mid Cap Value Fund	117,854,639	25,148,628	21,695,662	(624,975)	2,082,845	—	122,765,475	3,071,594	1,921,514	9,599,356
✧✧‡LVIP Delaware U.S. Growth Fund	—	40,234,845	739,088	22,263	2,388,059	—	41,906,079	3,966,876	—	—
✧✧‡LVIP Delaware Value Fund	—	357,775,713	34,329,459	(433,135)	(217,542)	—	322,795,577	12,790,568	5,381,801	14,208,276
✧✧LVIP Franklin Templeton Multi-Factor Large Cap Equity Fund	318,806,139	81,322,353	81,387,604	1,091,069	12,393,783	—	332,225,740	26,946,690	5,119,997	34,774,843
✧✧LVIP SSGA Mid-Cap Index Fund	219,587,600	41,406,677	44,231,439	2,323,519	16,166,163	—	235,252,520	19,154,252	3,096,552	12,794,406
✧✧LVIP SSGA Nasdaq-100 Index Fund	36,628,552	167,792	14,556,933	53,494	16,981,319	—	39,274,224	3,297,584	167,604	—
✧✧LVIP SSGA S&P 500 Index Fund	1,166,775,388	30,080,621	598,977,903	271,859,306	(94,420,373)	—	775,317,039	29,311,445	10,597,730	19,479,175
✧✧LVIP SSGA Small-Cap Index Fund	225,488,973	42,716,639	46,329,793	1,417,024	30,357,301	—	253,650,144	8,154,380	3,005,429	2,498,487
✧✧LVIP T. Rowe Price Growth Stock Fund	222,089,508	139,184	80,265,765	5,005,575	85,369,355	—	232,337,856	4,547,085	—	—
✧✧LVIP T. Rowe Price Structured Mid-Cap Growth Fund	113,794,179	5,141,985	19,327,074	25,505	22,519,389	2,209	122,156,193	4,240,945	37,415	—
Fixed Income Funds-28.60%@
×,✧✧LVIP Western Asset Core Bond Fund	572,937,776	41,852,074	606,887,351	(106,441,708)	98,539,209	—	—	—	261,621	—
LVIP Global Allocation Managed Risk Funds-26

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
LVIP Global Growth Allocation Managed Risk Fund (continued)
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Return of Capital	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
✧✧LVIP BlackRock Inflation Protected Bond Fund	$104,665,250	$6,380,674	$32,776,814	$(2,957,006)	$5,226,348	$291,105	$80,829,557	8,843,496	$1,948,154	$—
✧✧LVIP Delaware Bond Fund	587,131,103	213,918,414	92,168,373	(19,059,728)	36,541,765	140,911	726,504,092	61,946,120	22,679,426	—
✧✧‡LVIP JPMorgan Core Bond Fund	—	575,514,782	20,188,779	55,904	28,008,383	—	583,390,290	59,077,498	9,074,708	—
✧✧LVIP JPMorgan High Yield Fund	135,872,504	9,783,586	21,451,261	(2,776,935)	11,339,960	—	132,767,854	13,645,206	6,204,795	—
✧✧LVIP PIMCO Low Duration Bond Fund	142,089,372	444,761	131,675,025	(1,607,452)	2,927,336	684,661	12,863,653	1,385,871	444,428	—
✧✧LVIP SSGA Bond Index Fund	114,043,054	40,926,837	47,250,162	(6,235,917)	9,068,732	—	110,552,544	11,048,625	3,088,513	—
✧✧LVIP SSGA Short-Term Bond Index Fund	15,391,570	1,321,548	3,603,744	(54,302)	356,847	—	13,411,919	1,358,306	411,479	—
Global Equity Fund-1.12%@
✧✧LVIP BlackRock Real Estate Fund	75,548,724	9,177,601	26,002,768	(1,136,343)	7,149,977	99,102	64,836,293	8,632,179	1,771,846	—
Global Fixed Income Fund-0.00%@
×,✧✧LVIP Mondrian Global Income Fund	40,344,296	801,853	40,791,805	(5,241,033)	4,886,689	—	—	—	—	—
International Equity Funds-23.67%@
✧✧LVIP Franklin Templeton Multi-Factor Emerging Markets Equity Fund	43,403,982	17,516,200	8,870,800	(925,238)	4,071,330	—	55,195,474	7,530,078	1,768,965	—
✧✧LVIP Franklin Templeton Multi-Factor International Equity Fund	168,734,419	9,061,295	58,922,632	677,884	19,993,900	—	139,544,866	17,341,229	5,634,286	—
✧✧LVIP Loomis Sayles Global Growth Fund	109,819,907	3,131,588	31,684,803	3,662,315	28,838,554	—	113,767,561	7,506,932	431,792	2,699,259
✧✧LVIP MFS International Growth Fund	307,951,418	40,764,978	109,955,729	24,321,079	3,060,049	—	266,141,795	13,850,010	5,455,156	8,854,169
✧✧LVIP Mondrian International Value Fund	189,482,312	131,451,496	42,856,945	(95,677)	34,657,380	—	312,638,566	18,837,053	9,831,795	—
✧✧LVIP SSGA Emerging Markets Equity Index Fund	160,981,488	31,781,866	37,237,059	(718,427)	8,769,979	—	163,577,847	16,333,285	5,371,937	—
✧✧LVIP SSGA International Index Fund	353,892,586	22,713,749	98,984,467	17,677,905	28,052,325	—	323,352,098	30,907,293	9,677,012	—
Total	$5,582,298,228	$1,786,356,090	$2,362,121,045	$180,173,087	$432,234,761	$1,205,042	$5,620,146,162		$113,664,706	$104,907,971

@ As a percentage of Net Assets as of December 31, 2023.
✧✧ Standard Class shares.
‡ Issuer was not an investment of the Fund at December 31, 2022.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
LVIP Global Allocation Managed Risk Funds-27

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, each Fund made purchases and sales of investment securities other than short-term investments as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Purchases	$350,937,553	$1,630,554,301	$1,786,356,091
Sales	429,808,599	2,070,994,483	2,362,121,047
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Cost of investments and derivatives	$744,458,118	$4,020,812,362	$4,841,855,639
Aggregate unrealized appreciation of investments and derivatives	$88,753,717	$798,240,848	$1,038,749,291
Aggregate unrealized depreciation of investments and derivatives	(15,047,598)	(80,576,272)	(83,235,888)
Net unrealized appreciation of investments and derivatives	$73,706,119	$717,664,576	$955,513,403
U.S. GAAP defines fair value as the price that each Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including each Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following tables summarize the valuation of each Fund's investments by fair value hierarchy levels as of December 31, 2023:
Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Investments:
Assets:
Affiliated Investment Companies	$800,774,388	$4,610,065,815	$5,620,146,162
Unaffiliated Investment Companies	17,374,978	128,278,540	177,051,710
Total Investments	$818,149,366	$4,738,344,355	$5,797,197,872
Derivatives:
Assets:
Futures Contracts	$819,885	$5,160,178	$7,094,692
LVIP Global Allocation Managed Risk Funds-28

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 3. Investments (continued)
Level 1	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Derivatives:
Liabilities:
Futures Contracts	$(17,032)	$(111,801)	$(183,860)
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts, straddle losses and Other Investments.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Funds for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Year ended December 31, 2023
Ordinary income	$15,620,104	$76,999,617	$92,547,532
Long-term capital gains	21,439,837	—	—
Total	$37,059,941	$76,999,617	$92,547,532
Year ended December 31, 2022
Ordinary income	$58,228,749	$373,037,585	$498,441,968
Long-term capital gains	30,745,631	163,091,408	200,532,236
Return of capital	—	11,956,667	12,323,721
Total	$88,974,380	$548,085,660	$711,297,925
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Undistributed ordinary income	$391,792	$2,449,887	$2,893,643
Capital loss carryforward	(27,670,315)	(117,006,965)	(55,972,132)
Other temporary differences	(52,725,540)	(420,000,912)	(639,266,756)
Net unrealized appreciation	73,706,119	717,664,576	955,513,403
Distributable earnings/(accumulated loss)	$(6,297,944)	$183,106,586	$263,168,158
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
LVIP Global Allocation Managed Risk Funds-29

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Distributable Earnings/(Accumulated Loss)	$(5)	$267,217	$242,558
Paid-in capital	5	(267,217)	(242,558)
As of December 31, 2023, the Funds had the following capital loss carryforwards for federal income tax purposes:
	Post-Enactment Losses (No Expiration)
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Long-Term	$27,670,315	$117,006,965	$55,972,132
Total	$27,670,315	$117,006,965	$55,972,132
In 2023, the Funds utilized the following capital loss carryforwards:
	LVIP Global Conservative Allocation Managed Risk Fund	LVIP Global Moderate Allocation Managed Risk Fund	LVIP Global Growth Allocation Managed Risk Fund
Capital loss carryforward utilized	$—	$—	$86,691,917
6. Capital Shares
Transactions in capital shares were as follows:
	LVIP Global Conservative Allocation Managed Risk Fund		LVIP Global Moderate Allocation Managed Risk Fund		LVIP Global Growth Allocation Managed Risk Fund
	Year Ended		Year Ended		Year Ended
	12/31/23	12/31/22	12/31/23	12/31/22	12/31/23	12/31/22
Shares sold:
Standard Class	1,316,819	1,613,743	3,006,665	1,601,766	2,960,378	1,442,988
Service Class	2,202,173	2,022,069	4,690,113	5,413,619	2,989,971	3,976,308
Shares reinvested:
Standard Class	348,070	737,321	276,088	1,756,195	345,043	2,313,861
Service Class	2,899,944	7,105,761	5,744,616	44,602,633	7,073,030	60,389,953
	6,767,006	11,478,894	13,717,482	53,374,213	13,368,422	68,123,110
Shares redeemed:
Standard Class	(1,509,005)	(1,773,749)	(3,970,650)	(2,874,663)	(3,770,160)	(1,907,474)
Service Class	(11,929,035)	(10,799,012)	(52,742,600)	(47,769,217)	(66,321,991)	(57,339,702)
	(13,438,040)	(12,572,761)	(56,713,250)	(50,643,880)	(70,092,151)	(59,247,176)
Net increase (decrease)	(6,671,034)	(1,093,867)	(42,995,768)	2,730,333	(56,723,729)	8,875,934
7. Line of Credit
The Funds, along with other funds in the Trust (“Participants”), are participants in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Funds had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
LVIP Global Allocation Managed Risk Funds-30

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–Each Fund may use futures contracts in the normal course of pursuing its investment objectives and strategies. Each Fund may invest in futures contracts to hedge the Funds' existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Funds' investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, each Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, each Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by each Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, each Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to a Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, each Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund’s investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP Global Conservative Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$735,552	Variation margin due to broker on futures contracts	$(17,032)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	84,333	Variation margin due to broker on futures contracts	—
Total		$819,885		$(17,032)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(7,708,097)	$(4,172,104)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(1,080,673)	269,461
Total		$(8,788,770)	$(3,902,643)
LVIP Global Allocation Managed Risk Funds-31

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP Global Moderate Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$4,516,142	Variation margin due to broker on futures contracts	$(111,801)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	644,036	Variation margin due to broker on futures contracts	—
Total		$5,160,178		$(111,801)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(65,557,111)	$(16,213,171)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(9,533,911)	2,185,028
Total		$(75,091,022)	$(14,028,143)
Fair values of derivative instruments as of December 31, 2023 were as follows:
LVIP Global Growth Allocation Managed Risk Fund
	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Futures contracts (Equity contracts)*	Variation margin due to broker on futures contracts	$6,181,312	Variation margin due to broker on futures contracts	$(183,860)
Futures contracts (Currency contracts)*	Variation margin due to broker on futures contracts	913,380	Variation margin due to broker on futures contracts	—
Total		$7,094,692		$(183,860)

*
Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023. Only current day variation margin is reported on the Statement of Assets and Liabilities.

LVIP Global Allocation Managed Risk Funds-32

LVIP Global Allocation Managed Risk Funds
Notes to Financial Statements (continued)
 8. Derivatives (continued)
The effect of derivative instruments on the Statements of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(81,953,175)	$(12,553,254)
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(14,355,862)	3,385,706
Total		$(96,309,037)	$(9,167,548)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by each Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
	Futures Contracts (Average Notional Value)	Futures Contracts (Average Notional Value)
LVIP Global Conservative Allocation Managed Risk Fund	$17,143,667	$37,096,767
LVIP Global Moderate Allocation Managed Risk Fund	116,512,325	210,777,096
LVIP Global Growth Allocation Managed Risk Fund	163,898,920	204,251,906
9. Risk Factors
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Funds' investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Funds' portfolio investments.
10. Contractual Obligations
The Funds enter into contracts in the normal course of business that contain a variety of indemnifications. The Funds' maximum exposure under these arrangements is unknown; however, the Funds have not had prior claims or losses pursuant to these contracts. Management has reviewed the Funds' existing contracts and expects the risk of material loss to be remote.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Funds' financial statements.
LVIP Global Allocation Managed Risk Funds-33

Report of Independent Registered Public Accounting Firm
To the Shareholders of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund and the Board of Trustees of Lincoln Variable Insurance Products Trust
Opinion on the Financial Statements
We have audited the accompanying statements of assets and liabilities of LVIP Global Conservative Allocation Managed Risk Fund, LVIP Global Moderate Allocation Managed Risk Fund and LVIP Global Growth Allocation Managed Risk Fund (collectively referred to as the “Funds”) (three of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)), including the schedules of investments, as of December 31, 2023, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (three of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and their financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on each of the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian and others; when replies were not received from others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Global Allocation Managed Risk Funds–34

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreement with Milliman Financial Risk Management LLC (“Milliman”) (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”) of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data and Milliman, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and Milliman provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of each Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and Milliman provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Funds’ expenses, among other matters.  The Board also receives information about the Funds from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Funds are only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for each Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Funds by LFI, including LFI personnel and resources.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Funds on behalf of LFI and that Lincoln Life provides administrative services to the Funds under an administration agreement.
The Board considered that the Funds are managed with a risk management strategy using up to 20% of a Fund’s net assets (the “Risk-Management Sleeve”) and that at least 80% of each Fund’s net assets are invested in an underlying fund or funds (the “Underlying Sleeve”).  The Board considered that the risk management strategy was designed to stabilize overall portfolio volatility (that is, variance in the Fund’s investment returns) and reduce the downside exposure of the Fund during significant market downturns by selling (short) (i.e., hedging) positions in exchange-traded futures contracts.  The Board considered that the Funds’ investments in exchange-traded futures and the resulting costs limit the upside participation of the Funds in strong, increasing markets relative to unhedged funds. The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of each Fund to a managed volatility fund peer group; and  (ii) Morningstar comparing the performance of each Fund’s  Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for the one-, three-and five-year periods, as applicable, ended March 31, 2023. The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Risk Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information provided by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay/cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating each Fund’s performance.  These reports include performance information for each Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a custom benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Funds’ performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Global Allocation Managed Risk Funds-35

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of each Fund's Risk-Management Sleeve to Milliman and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the risk management overlay model.  The Board concluded that LFI had appropriately reviewed and monitored Milliman’s performance.
The Board reviewed the performance of the LVIP Global Conservative Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 30% to 50% Equity funds category and the Fund’s custom benchmark index, the Conservative Blended Composite.  The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the performance of the LVIP Global Moderate Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Moderate Blended Composite.  The Board concluded that the services provided by LFI were satisfactory.
The Board reviewed the performance of the LVIP Global Growth Allocation Managed Risk Fund.  In its review, the Board considered the total return and standard deviation data provided by Broadridge comparing the performance of the Fund to a managed volatility fund peer group and Morningstar comparing the performance of the Fund’s Underlying Sleeve to peer group information of funds included in the Morningstar Allocation – 50% to 70% Equity funds category and the Fund’s custom benchmark index, the Growth Blended Composite.  The Board concluded that the services provided by LFI were satisfactory.
Management Fee.  The Board reviewed each Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for each Fund.  The Board considered that LFI had implemented a partial advisory fee waiver for each Fund through April 30, 2024.  The Board noted that the net investment management fee of each Fund was higher than the median net investment management fee of its respective Morningstar peer group.  The Board considered that the net expense ratio of each of the LVIP Global Moderate Allocation Managed Risk Fund (plus acquired fund fees and expenses (“AFFE”)) and the LVIP Global Growth Allocation Managed Risk Fund was the same as the median net expense ratio (plus AFFE) of its respective Morningstar peer group (including AFFE).  In light of the nature, quality and extent of services provided by LFI, the Board concluded that each Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as each Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented a partial advisory fee waiver for each Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to each Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Funds was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Funds’ Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Funds.  Lincoln Life serves as the administrator for the Funds for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and Milliman on behalf of each of the Funds, the Board considered the nature, extent and quality of services provided by Milliman under the subadvisory agreement.  The Board reviewed the services provided by Milliman, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of Milliman.  It also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that Milliman’s responsibility was to implement trading based on the managed risk model and that traditional measures of performance would not be relevant in assessing Milliman’s implementation of the model.  The Board also considered a presentation by representatives of Milliman regarding the performance of the Funds subadvised by Milliman as well as presentations made by LFI management dedicated to analysis of the Risk-Management Sleeve.  The Board concluded that the services provided by Milliman were satisfactory.
LVIP Global Allocation Managed Risk Funds-36

LVIP Global Allocation Managed Risk Funds
Other Fund Information (unaudited) (continued)
Approval of Subadvisory Agreement (continued)
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for Milliman.  The Board considered that LFI compensates Milliman from its fees and that the subadvisory fee schedule was negotiated between LFI and Milliman, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding Milliman’s estimated profitability from providing subadvisory services to the Funds.  The Board reviewed materials provided by Milliman as to any additional benefits it receives and noted that Milliman indicated that its business in the aggregate derives non-pecuniary benefits from synergies related to conducting risk management programs for clients in large volume and that Milliman may receive intangible benefits from association with the Funds such as favorable publicity in relevant markets.
Conclusion.  Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for each Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of each Fund.
LVIP Global Allocation Managed Risk Funds-37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Global Allocation Managed Risk Funds-38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Global Allocation Managed Risk Funds-39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Global Allocation Managed Risk Funds-40

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Global Allocation Managed Risk Funds-41

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Funds' prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Global Allocation Managed Risk Funds-42

LVIP Government Money Market Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Government Money Market Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission monthly on Form N-MFP. The Trust’s Form N-MFP is available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund’s proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Government Money Market Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: BlackRock Advisors, LLC
The Fund returned 4.75% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023.
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 4.75%
Five Years	+ 1.61%
Ten Years	+ 0.99%
Service Class Shares
One Year	+ 4.48%
Five Years	+ 1.46%
Ten Years	+ 0.87%
At the onset of the year, the Federal Open Market Committee (FOMC or Committee) continued removing accommodation but at a slower pace. The FOMC had signaled this stepped-down phase through their policy statements, whereby the Committee said it “remains highly attentive to inflation risks” but moderated previous guidance for its rate path noting it “anticipates that some additional policy firming may be appropriate” to reduce inflation to its 2% objective.
As the year progressed FOMC shifted focus from how much more restrictive monetary policy should be to how long the restrictive stance should be maintained. Committee members agreed that they should “proceed carefully” when evaluating the need for further tightening of financial conditions as risks have become “two sided” meaning that inflation could stay high as well as the economy could slow.
The last FOMC meeting of 2023 was held on December 13. At that meeting, the FOMC took no action and kept their benchmark interest rate unchanged within the range of 5.25% to 5.50%. This was the third consecutive meeting where the FOMC has chosen to keep this rate unchanged. They also gave their clearest signal that their aggressive hiking campaign has reached its endpoint.
The supply of U.S. Treasury bills was negatively impacted by the debt ceiling impasse at the mid-point of the year. On June 3, President Biden signed the Fiscal Responsibility Act, suspending the debt limit through January 1, 2025. This suspension permitted the U.S. Treasury to again issue all necessary debt to cover expenditures. U.S. Treasury bill issuance increased significantly after this period with the U.S. Treasury issuing over $1.6 trillion net new bills through the end of the year.
This new supply was well absorbed by the market as investors reduced their use of the New York Federal Reserve Reverse Repurchase Agreement facility to purchase the U.S. Treasury bills. Use of this facility had fallen from a 2023 calendar year high point of $2.375 trillion to a low of $683 billion by mid-December.
The shifting narrative from the FOMC altered the investment strategy through the year. During the first half, a shorter duration profile was maintained as a majority of our investments were targeted in overnight Repurchase Agreements and in short-dated U.S. Treasury and Agency debt. Fund performance benefited from this posture as the FOMC continued to move their benchmark rate higher. Concerns regarding the debt ceiling also impacted our investment decisions.
During the second half of the year, with the debt ceiling resolved and focus shift from the FOMC, our investment bias moved toward a longer duration profile. Targeted investments in longer-tenor fixed-rate securities were executed to lock-in yields at current market levels. A longer duration profile will benefit performance as the tightening cycle concludes and the FOMC signals that support to the economy is forthcoming in the form of lower interest rates.
LVIP Government Money Market Fund-1

LVIP Government Money Market Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,025.40	0.40%	$2.04
Service Class Shares	1,000.00	1,024.10	0.65%	3.32
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,023.20	0.40%	$2.04
Service Class Shares	1,000.00	1,022.00	0.65%	3.31

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Government Money Market Fund-2

LVIP Government Money Market Fund
Security Type/Sector Allocation (unaudited)
As of December 31, 2023

Security Type/Sector	Percentage of Net Assets
Agency Obligations	24.99%
U.S. Treasury Obligations	29.21%
Repurchase Agreements	43.33%
Money Market Fund	0.02%
Total Investments	97.55%
Receivables and Other Assets Net of Liabilities	2.45%
Total Net Assets	100.00%
LVIP Government Money Market Fund-3

LVIP Government Money Market Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS–24.99%
Federal Farm Credit Banks Funding Corp.
5.13% 12/04/24	1,974,000	$1,973,263
•5.45% (SOFR + 0.05%) 2/20/24	8,745,000	8,745,000
•5.45% (SOFR + 0.05%) 5/09/24	5,290,000	5,290,000
•5.46% (SOFR + 0.06%) 1/10/24	1,110,000	1,110,000
•5.49% (SOFR + 0.09%) 8/26/24	10,480,000	10,480,000
•5.49% (SOFR + 0.09%) 9/23/24	4,155,000	4,155,000
•5.50% (SOFR + 0.10%) 8/01/24	2,620,000	2,620,000
•5.54% (SOFR + 0.14%) 11/07/24	7,010,000	7,010,000
•5.54% (SOFR + 0.14%) 5/27/25	8,180,000	8,180,000
•5.57% (SOFR + 0.17%) 1/23/25	6,240,000	6,240,000
Federal Farm Credit Discount Notes 5.51% 9/19/24	3,220,000	3,098,610
Federal Home Loan Bank Discount Notes
4.98% 2/02/24	4,230,000	4,212,403
5.09% 2/09/24	11,500,000	11,440,449
5.09% 9/03/24	1,499,000	1,449,372
5.22% 11/04/24	3,004,000	2,877,809
5.31% 8/02/24	3,585,000	3,477,167
5.34% 11/01/24	12,998,000	12,445,188
5.35% 1/04/24	7,985,000	7,981,500
5.36% 2/05/24	740,000	736,227
5.50% 2/09/24	6,545,000	6,507,846
5.52% 2/15/24	4,095,000	4,067,768
5.53% 3/01/24	2,455,000	2,433,253
5.54% 6/10/24	24,155,000	23,587,861
5.54% 6/17/24	1,300,000	1,268,180
5.55% 4/15/24	4,505,000	4,435,360
Federal Home Loan Banks
4.90% 4/15/24	9,145,000	9,126,763
•5.43% (SOFR + 0.03%) 1/03/24	14,500,000	14,500,000
•5.43% (SOFR + 0.03%) 1/04/24	6,900,000	6,900,000
•5.44% (SOFR + 0.04%) 1/19/24	20,705,000	20,705,000
•5.44% (SOFR + 0.04%) 1/23/24	7,995,000	7,995,000
•5.44% (SOFR + 0.04%) 1/26/24	18,675,000	18,675,000
•5.44% (SOFR + 0.04%) 1/29/24	5,900,000	5,900,000
•5.44% (SOFR + 0.04%) 2/05/24	5,200,000	5,200,048
•5.44% (SOFR + 0.04%) 2/20/24	35,250,000	35,250,000
5.45% 3/08/24	4,175,000	4,174,517
	Principal Amount°	Value (U.S. $)
AGENCY OBLIGATIONS (continued)
Federal Home Loan Banks (continued)
•5.45% (SOFR + 0.05%) 3/25/24	10,660,000	$10,660,000
•5.47% (SOFR + 0.07%) 7/12/24	1,960,000	1,960,000
•5.48% (SOFR + 0.08%) 1/24/24	19,000,000	19,000,000
•5.51% (SOFR + 0.11%) 10/28/24	5,700,000	5,700,076
5.53% 1/08/25	5,430,000	5,430,000
•5.56% (SOFR + 0.16%) 7/21/25	10,520,000	10,520,000
•5.60% (SOFR + 0.20%) 11/13/25	8,210,000	8,210,000
Federal National Mortgage Association 2.63% 9/06/24	5,120,000	5,022,959
Total Agency Obligations (Cost $340,751,619)		340,751,619
U.S. TREASURY OBLIGATIONS–29.21%
U.S. Treasury Bills
≠5.26% 6/13/24	4,180,000	4,086,122
≠5.29% 6/13/24	2,345,000	2,290,731
≠5.31% 6/13/24	1,525,000	1,489,569
≠5.34% 6/20/24	5,636,000	5,498,732
≠5.34% 6/20/24	5,636,000	5,498,732
≠5.34% 6/20/24	9,397,000	9,168,018
≠5.38% 4/16/24	1,481,000	1,458,259
≠5.39% 2/13/24	4,514,000	4,485,559
≠5.39% 2/15/24	41,280,000	41,176,978
≠5.39% 2/15/24	1,586,000	1,577,161
≠5.39% 2/15/24	2,171,000	2,163,351
≠5.39% 4/16/24	2,284,000	2,248,895
≠5.40% 1/30/24	1,250,000	1,244,842
≠5.41% 1/30/24	1,555,000	1,548,578
≠5.42% 3/19/24	32,170,000	31,803,718
≠5.42% 5/09/24	25,186,000	24,711,286
≠5.43% 1/11/24	12,500,000	12,481,686
≠5.44% 10/31/24	2,292,000	2,193,436
≠5.45% 3/12/24	8,686,000	8,595,533
≠5.45% 5/23/24	36,940,000	36,172,582
≠5.48% 2/15/24	8,835,000	8,831,127
≠5.49% 1/18/24	19,804,000	19,754,061
≠5.49% 5/16/24	30,200,000	29,598,751
≠5.50% 1/30/24	3,011,000	3,010,554
≠5.50% 9/05/24	4,575,000	4,412,689
≠5.51% 2/22/24	2,320,000	2,302,281
≠5.51% 3/05/24	2,710,000	2,684,273
≠5.52% 2/06/24	7,785,000	7,743,350
≠5.52% 2/13/24	3,125,000	3,105,030
≠5.54% 2/13/24	12,465,000	12,385,122
≠5.56% 4/04/24	14,255,000	14,056,238
≠5.56% 4/18/24	8,965,000	8,821,515
≠5.58% 2/29/24	4,921,200	4,878,051
LVIP Government Money Market Fund-4

LVIP Government Money Market Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Floating Rate Notes
•5.26% (USBMMY3M minus 0.08%) 4/30/24	12,895,000	$12,892,701
•5.46% (USBMMY3M + 0.13%) 7/31/25	26,015,000	26,010,925
•5.47% (USBMMY3M + 0.14%) 10/31/24	10,095,000	10,101,312
•5.49% (USBMMY3M + 0.17%) 10/31/25	15,935,000	15,927,861
•5.53% (USBMMY3M + 0.20%) 1/31/25	12,000,000	12,000,000
Total U.S. Treasury Obligations (Cost $398,409,609)		398,409,609
REPURCHASE AGREEMENTS–43.33%
Bank of Montreal 5.33%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $57,008,324 (collateralized by U.S. Treasury obligations 0.00% 1/16/24-12/26/24 market value $58,140,029).	57,000,000	57,000,000
Bank of Nova Scotia 5.33%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $74,010,806 (collateralized by U.S. Treasury obligations 0.00%-5.00% 1/23/24-5/15/52 market value $75,524,784).	74,000,000	74,000,000
BNP Paribas 5.35%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $70,010,260 (collateralized by U.S. agency obligations 0.00%-7.00% 6/13/24-10/20/63 market value $71,400,020).	70,000,000	70,000,000
Citigroup Global Markets 5.33%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $70,010,222 (collateralized by U.S. Treasury obligations 0.25%-0.50% 5/31/25-4/30/27 market value $71,400,063).	70,000,000	70,000,000
Goldman Sachs & Co. 5.35%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $55,008,062 (collateralized by U.S. agency obligations 0.00%-6.00% 4/20/32-5/20/53 market value $56,100,000).	55,000,000	55,000,000
	Principal Amount°	Value (U.S. $)
REPURCHASE AGREEMENTS (continued)
Mizuho Securities USA 5.35%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $70,010,260 (collateralized by U.S. agency obligations 1.625%-5.375% 2/15/31-11/15/50 market value $71,400,005).	70,000,000	$70,000,000
Morgan Stanley 5.33%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $60,008,762 (collateralized by U.S. Treasury obligations 0.00%-4.875% 10/31/30-2/15/53 market value $61,200,058).	60,000,000	60,000,000
Natixis 5.33%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $70,010,222 (collateralized by U.S. Treasury obligations 0.125%-6.375% 2/15/24-11/15/53 market value $71,400,045).	70,000,000	70,000,000
TD Securities USA 5.35%, dated 12/29/23, to be repurchased on 1/02/24, repurchase price $65,009,527 (collateralized by U.S. agency obligations 3.00%-4.50% 12/15/36-2/25/52 market value $68,250,000).	65,000,000	65,000,000
Total Repurchase Agreements (Cost $591,000,000)		591,000,000

	Number of Shares
MONEY MARKET FUND–0.02%
State Street Institutional U.S. Government Money Market Fund - (seven-day effective yield 5.32%)	305,550	305,550
Total Money Market Fund (Cost $305,550)		305,550

LVIP Government Money Market Fund-5

LVIP Government Money Market Fund
Statement of Net Assets (continued)
TOTAL INVESTMENTS–97.55% (Cost $1,330,466,778)	$1,330,466,778
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–2.45%	33,384,705
NET ASSETS APPLICABLE TO 136,384,496 SHARES OUTSTANDING–100.00%	$1,363,851,483
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND STANDARD CLASS ($612,175,352 / 61,216,790 Shares)	$10.000
NET ASSET VALUE PER SHARE–LVIP GOVERNMENT MONEY MARKET FUND SERVICE CLASS ($751,676,131 / 75,167,706 Shares)	$10.000
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$1,363,840,776
Distributable earnings/(accumulated loss)	10,707
TOTAL NET ASSETS	$1,363,851,483

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

≠The rate shown is the effective yield at the time of purchase.

★Includes $2,793,420 payable for securities purchased, $2,292,127 payable for fund shares redeemed, $16,750 other accrued expenses payable, $565,647 due to manager and affiliates, $22,140 payable for audit fee and $45,454 payable for fund accounting fee as of December
31, 2023.

Summary of Abbreviations:
SOFR–Secured Overnight Financing Rate
TD–Toronto Dominion
USBMMY3M–U.S. Treasury 3 Month Bill Money Market Yield
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund-6

LVIP Government Money Market Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$65,137,733
EXPENSES:
Management fees	4,425,579
Distribution fees-Service Class	1,787,475
Shareholder servicing fees	373,673
Accounting and administration expenses	226,481
Professional fees	63,842
Trustees’ fees and expenses	47,019
Reports and statements to shareholders	24,556
Custodian fees	20,269
Pricing fees	3,312
Consulting fees	3,206
Other	17,459
6,992,871
Less:
Management fees waived	(29,226)
Total operating expenses	6,963,645
NET INVESTMENT INCOME	58,174,088
NET REALIZED GAIN FROM INVESTMENTS	11,836
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$58,185,924
See accompanying notes, which are an integral part of the financial statements.

LVIP Government Money Market Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$58,174,088	$14,637,280
Net realized gain (loss)	11,836	(1,128)
Net increase in net assets resulting from operations	58,185,924	14,636,152
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(26,640,671)	(7,148,011)
Service Class	(31,533,417)	(7,490,288)
	(58,174,088)	(14,638,299)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	475,059,148	617,030,039
Service Class	791,796,333	866,455,954
Reinvestment of dividends and distributions:
Standard Class	26,640,671	7,148,011
Service Class	31,533,417	7,490,288
	1,325,029,569	1,498,124,292
Cost of shares redeemed:
Standard Class	(485,037,102)	(624,125,305)
Service Class	(742,918,679)	(681,644,344)
	(1,227,955,781)	(1,305,769,649)
Increase in net assets derived from capital share transactions	97,073,788	192,354,643
NET INCREASE IN NET ASSETS	97,085,624	192,352,496
NET ASSETS:
Beginning of year	1,266,765,859	1,074,413,363
End of year	$1,363,851,483	$1,266,765,859
See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund-7

LVIP Government Money Market Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000
Income from investment operations:
Net investment income	0.465	0.129	0.001	0.028	0.178
Total from investment operations	0.465	0.129	0.001	0.028	0.178
Less dividends and distributions from:
Net investment income	(0.465)	(0.129)	(0.001)	(0.028)	(0.178)
Total dividends and distributions	(0.465)	(0.129)	(0.001)	(0.028)	(0.178)
Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000
Total return[1]	4.75%	1.31%	0.02%	0.28%	1.79%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$612,175	$595,507	$595,455	$554,767	$544,284
Ratio of expenses to average net assets[2]	0.40%	0.33%	0.07%	0.29%	0.48%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.40%	0.41%	0.42%	0.42%	0.45%
Ratio of net investment income to average net assets[2]	4.66%	1.35%	0.01%	0.23%	1.77%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	4.66%	1.27%	(0.34% )	0.10%	1.80%

[1]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[2]
The Fund recouped management fees during the year ended December 31, 2019 which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03%.

See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund-8

LVIP Government Money Market Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Government Money Market Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$10.000	$10.000	$10.000	$10.000	$10.000
Income from investment operations:
Net investment income	0.440	0.114	0.001	0.019	0.153
Net realized and unrealized gain	—	—	—	0.001	—
Total from investment operations	0.440	0.114	0.001	0.020	0.153
Less dividends and distributions from:
Net investment income	(0.440)	(0.114)	(0.001)	(0.020)	(0.153)
Total dividends and distributions	(0.440)	(0.114)	(0.001)	(0.020)	(0.153)
Net asset value, end of period	$10.000	$10.000	$10.000	$10.000	$10.000
Total return[1]	4.48%	1.14%	0.02%	0.21%	1.54%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$751,676	$671,258	$478,959	$502,246	$320,489
Ratio of expenses to average net assets[2]	0.65%	0.52%	0.07%	0.33%	0.73%
Ratio of expenses to average net assets prior to expenses waived/reimbursed/recouped	0.65%	0.66%	0.67%	0.67%	0.70%
Ratio of net investment income to average net assets[2]	4.41%	1.16%	0.01%	0.19%	1.52%
Ratio of net investment income (loss) to average net assets prior to expenses waived/reimbursed	4.41%	1.02%	(0.59% )	(0.15% )	1.55%

[1]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[2]
The Fund recouped management fees during the year ended December 31, 2019 which increased the Ratio of expenses to average net assets and decreased Ratio of net investment income to average net assets by 0.03%.

See accompanying notes, which are an integral part of the financial statements.
LVIP Government Money Market Fund-9

LVIP Government Money Market Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Government Money Market Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek current income while (i) maintaining a stable value of your shares (providing stability of net asset value “NAV”) and (ii) preserving the value of your initial investment (preservation of capital).
The Fund pursues its objective by investing at least 99.5% of its total assets in cash, government securities (which include U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government or its agencies or instrumentalities), and/or repurchase agreements secured by such obligations or cash. The yield of the Fund is not directly tied to the federal funds rate. The Fund invests in a portfolio of securities maturing in 397 days or less (with certain exceptions) that will have a dollar-weighted average maturity of 60 days or less and a dollar-weighted average life of 120 days or less. The Fund may invest in variable or floating rate instruments, and transact in securities on a when-issued, delayed delivery or forward commitment basis. As a government money market fund, the Fund is (i) permitted to use the amortized cost method of valuation to seek to maintain a $10.00 share price and (ii) is not subject to a liquidity fee and/or a redemption gate on Fund redemptions. The Fund’s Board of Trustees (the “Board”) has reserved its ability to change this policy with respect to liquidity fees and/or redemption gates, but such change would become effective only after shareholders are provided with specific advance notice of the change.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Securities are valued at amortized cost, which approximates fair value and is permitted under Rule 2a-7 under the 1940 Act. This method involves valuing a portfolio security initially at its cost and thereafter adjusting for amortization of premium or accretion of discount to maturity.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income and common expenses are allocated to the classes of the Fund on the basis of “settled shares” of each class in relation to the net assets of the Fund. Realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Repurchase Agreements–The Fund may purchase certain U.S. government securities subject to the counterparty’s agreement to repurchase them at an agreed upon date and price. The counterparty will be required on a daily basis to maintain the value of the collateral subject to the agreement at not less than the repurchase price (including accrued interest). The agreements are conditioned upon the collateral being deposited under the Federal Reserve book-entry system with the Fund’s custodian or a third-party sub-custodian. In the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings. All open repurchase agreements as of the date of this report were entered into on December 31, 2023, and matured on the next business day.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP Government Money Market Fund-10

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares dividends daily from net investment income and pays such dividends daily.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation (“LIAC”)) is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.48% of the first $200 million of the Fund’s average daily net assets; 0.40% of the next $200 million; and 0.30% of the Fund’s average daily net assets in excess of $400 million.   Effective October 1, 2023, LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.00% of the first $500 million of the Fund’s average daily net assets; 0.01% of the next $500 million; and 0.02% of the Fund’s average daily net assets in excess of $1 billion.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
BlackRock Advisors, LLC (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$103,634
Legal	16,987
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,662 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
LFI may waive or reimburse its management fee, and LFD may waive or reimburse any 12b-1 Fee, in order to maintain a positive net yield for the Fund. These voluntary waivers and reimbursements may be modified or terminated at any time, without notice. Amounts waived or reimbursed may be recouped for a period of up to 36 months from the date of the waiver or reimbursement, provided that the amount of such recoupment may not exceed the amounts waived or reimbursed and may not cause any Class of the Fund to have a negative net yield. Recoupment is further limited to no more than 50% of the Fund’s excess return above a minimum yield of 0.10%.The following table summarizes the remaining amounts of waivers or reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	Total
LFD	$1,173,896	$471,241	$1,645,137
LFI	3,516,089	821,590	4,337,679
Total	$4,689,985	$1,292,831	$5,982,816
LVIP Government Money Market Fund-11

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$376,103
Distribution fees payable to LFD	156,836
Shareholder servicing fees payable to Lincoln Life	32,708
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$1,330,467,848
Aggregate unrealized appreciation of investments	$—
Aggregate unrealized depreciation of investments	(1,070)
Net unrealized depreciation of investments	$(1,070)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Obligations	$—	$340,751,619	$—	$340,751,619
U.S. Treasury Obligations	—	398,409,609	—	398,409,609
Repurchase Agreements	—	591,000,000	—	591,000,000
Money Market Fund	305,550	—	—	305,550
Total Investments	$305,550	$1,330,161,228	$—	$1,330,466,778
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   This difference is primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
LVIP Government Money Market Fund-12

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 4. Dividend and Distribution Information (continued)
	Year Ended
	12/31/23	12/31/22
Ordinary income	$58,174,088	$14,638,299
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$11,778
Other temporary differences	(1)
Net unrealized depreciation	(1,070)
Distributable earnings/(accumulated loss)	$10,707
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, there were no permanent differences requiring a reclassification.
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
In 2023, the Fund utilized $1,128 of capital loss carryforwards.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	47,505,915	61,703,005
Service Class	79,179,633	86,645,595
Shares reinvested:
Standard Class	2,664,067	714,801
Service Class	3,153,342	749,029
	132,502,957	149,812,430
Shares redeemed:
Standard Class	(48,503,710)	(62,412,531)
Service Class	(74,291,868)	(68,164,434)
	(122,795,578)	(130,576,965)
Net increase	9,707,379	19,235,465
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
Treasury obligations may differ in their interest rates, maturities, times of issuance and other characteristics. Obligations of U.S. Government agencies and authorities are supported by varying degrees of credit but may not be backed by the full faith and credit of the U.S. Government. No assurance can be given that the U.S. Government will provide financial support to its agencies and authorities if it is not obligated by law to do so.
Credit risk refers to the possibility that the issuer of a security will not be able to make payments of principal and interest when due. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.
LVIP Government Money Market Fund-13

LVIP Government Money Market Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
If the other party to a repurchase agreement or purchase and sale contract defaults on its obligation under the agreement, the Fund may suffer delays and incur costs or lose money in exercising its rights under the agreement. If the seller fails to repurchase the security in either situation and the market value of the security declines, the Fund may lose money.
An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the Fund seeks to preserve the value of your investment at $10.00 per share, it is possible to lose money investing in the Fund.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Government Money Market Fund-14

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Government Money Market Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Government Money Market Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Government Money Market Fund–15

LVIP Government Money Market Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board noted that LFI had recently eliminated its voluntarily advisory fee waivers that had been in place to maintain a positive yield. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP Government Money Market Fund-16

LVIP Government Money Market Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that the Fund had breakpoints in the investment management fee schedule and concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and BlackRock Advisors, LLC. (“BlackRock”) on behalf of the LVIP Government Money Market Fund, the Board considered the nature, extent and quality of services provided by BlackRock under the subadvisory agreement. The Board reviewed the services provided by BlackRock, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of BlackRock. It also reviewed information provided regarding the structure of portfolio manager compensation, risk management and compliance matters.
Performance. The Board reviewed the LVIP Government Money Market Fund’s total return compared to the total return of a peer group of funds included in the Morningstar Prime Money Market funds category and the FTSE Treasury Bill 3 Month USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, three-, five- and ten-year periods. The Board determined that the services provided by BlackRock were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as information on comparable accounts subadvised by BlackRock. The Board considered that LFI compensates BlackRock from its fees and that the subadvisory fee schedule was negotiated between LFI and BlackRock, which is an unaffiliated third party of LFI. The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding BlackRock’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by BlackRock as to any additional benefits it receives and noted that BlackRock stated that the engagement may raise its profile in the broker-dealer community, provide potential scale-related benefits and increase analyst coverage for BlackRock proprietary products.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Government Money Market Fund-17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Government Money Market Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Government Money Market Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Government Money Market Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Government Money Market Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Government Money Market Fund-22

LVIP Invesco Select Equity Income Managed Volatility Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP Invesco Select Equity Income Managed Volatility Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP Invesco Select Equity Income Managed Volatility Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: Invesco Advisors, Inc.
Invesco Capital Management LLC
Schroder Investment Management North America Inc.
The Fund returned 12.18% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its composite benchmark, the LVIP Invesco Select Equity Income Composite1, returned 10.61% and its broad-based benchmark index, the Russell 1000® Value Index2, returned 11.46%.
US equities managed to deliver gains in the first quarter of 2023 despite significant volatility and a banking crisis. A January rally gave way to a February selloff, as higher-than-expected inflation, a tight labor market and solid economic growth indicated that the US Federal Reserve’s (the Fed’s) monetary policy would remain tight for the foreseeable future. In March, the failure of two US regional banks, Silicon Valley Bank and Signature Bank, prompted steep losses in the banking sector. The subsequent takeover of Credit Suisse and ongoing fear that bank troubles would spread sent investors to safe-haven assets. With instability in the banking sector, the Fed raised the federal funds rate by only 0.25% in February 2023 and again in March. The Fed’s actions to stabilize the banking system in March sent markets higher, so equities were surprisingly resilient despite the turmoil.  The US economy and equity markets remained resilient in the second quarter of 2023, as milder inflation data and better-than-expected corporate earnings supported equities, with most major indexes posting gains for the quarter and with some big tech names providing optimistic future guidance. Following the March banking crisis, markets stabilized in April, as corporate earnings season got underway with many companies surprising consensus earnings and revenue estimates. Equity markets declined in the third quarter and into October 2023 as a resilient US economy complicated the Fed’s efforts to tame inflation. While inflation has slowed from its peak in 2022, the Consumer Price Index (CPI) rose by 0.2% in July. Due to the persistence of inflation, the Fed raised the federal funds rate again in July by 0.25%. The CPI data released in September was higher-than-expected but at the same time the third quarter year-over-year Gross Domestic Product (GDP) estimate was 4.9%, far above expectations. Despite the higher-than-expected GDP for the third quarter of 2023, the Fed held interest rates steady at its September and October meetings. US equity markets posted strong gains in the fourth quarter of 2023 as investors anticipated the potential end of interest rate hikes by the Fed. Inflation slowed during the period as the CPI 12-month headline inflation rate fell significantly below the 2022 peak. The Fed kept rates steady at its mid-December meeting and indicated that three rate cuts are expected in 2024 which prompted a strong equity rally into year end. Despite higher rates and increased market volatility, US stocks for the fiscal year had positive returns of 26.29%, as measured by the S&P 500® Index3.
Within the blended benchmark, sector performance was mixed, with the highest returns coming from communication services and information technology but utilities, healthcare, consumer staples and energy had negative returns.
With a strong equity market and equities were the largest contributor. Stock selection and an overweight to information technology, followed by stock selection consumer discretionary and in healthcare were key contributors within equities. Holdings Parker-Hannifin, Meta Platforms, Lam Research, Microsoft and Amazon were some of the top contributors to absolute performance. Stock selection in communication services and within financials were key detractors to relative returns within equities. Holdings Chevron, Charles Schwab, RTX, Bristol-Myers Squibb and Dominion Energy were the top detractors on an absolute basis.
Fixed income was a key detractor to performance versus the blended benchmark.  The Fund holds investment grade bonds as a source of income and to provide a measure of stability amid market volatility. However, as expected in a strong equity market, investment grade bonds materially underperformed the benchmark during the year and detracted from relative performance. Convertible securities are not held within the benchmark and had returns that outperformed the blended benchmark, therefore, acted as a contributor.
The Fund held currency forward contracts during the fiscal year for the purpose of hedging currency exposure of non-US-based companies held in the Fund. These derivatives were not for speculative purposes or leverage, and these positions had a negligible impact on the Fund’s relative performance for the year.
Portfolio Managers:
Lincoln Financial Investments
Corporation:
 Michael Hoppe
Alex Zeng
Invesco Advisors, Inc.:
 Peter Santoro
Brian Jurkash
Matthew Titus
Chuck Burge
Sergio Marcheli
Chris McMeans
Caroline Le Feuvre
Craig Leopold
Invesco Capital Management LLC:
 Peter Hubbard
Michael Jeanette
Schroder Investment Management
North America Inc.:
 Mike Hodgson
Marcus Durell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
LVIP Invesco Select Equity Income Managed Volatility Fund-1

LVIP Invesco Select Equity Income Managed Volatility Fund
2023 Annual Report Commentary (unaudited) (continued)
LVIP Invesco Select Equity Income Managed Volatility Fund
Growth of $10,000 invested 1/2/14 through 12/31/23

LVIP Invesco Select Equity Income Managed Volatility Fund - Standard Class
LVIP Invesco Select Equity Income Managed Volatility Fund - Service Class
LVIP Invesco Select Equity Income Composite
Russell 1000® Value Index
$26,000
$24,000
$22,000
$20,000
$18,000
$16,000
$14,000
$12,000
$10,000
$8,000
1/2/14
12/31/23
$22,399
$20,799
$17,670
$17,062

This chart illustrates, hypothetically, that $10,000 was invested in LVIP Invesco Select Equity Income Managed Volatility Fund shares on 1/2/14 (commencement of operations). As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $17,670 for the Standard Class shares and to $17,062 for the Service Class shares. For comparison, look at how the LVIP Invesco Select Equity Income Composite and Russell 1000® Value Index did from 1/2/14 through 12/31/23. The same $10,000 investment would have increased to $20,799 and $22,399, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 12.18%
Five Years	+ 10.09%
Inception (1/2/14)	+ 5.86%
Service Class Shares
One Year	+ 11.79%
Five Years	+ 9.71%
Inception (1/2/14)	+ 5.49%
1. The LVIP Invesco Select Equity Income Composite is an unmanaged index compiled by LFI, the Fund's Adviser. The LVIP Invesco Select Equity Income Composite is constructed as follows: 85% Russell 1000® Value Index and 15% Bloomberg U.S. Govt/Credit Index.
2. The Russell 1000®Value Index measures the performance of those companies in the Russell 1000®Index with lower price-to-book ratios and lower forecasted growth values.
3. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
LVIP Invesco Select Equity Income Managed Volatility Fund-2

LVIP Invesco Select Equity Income Managed Volatility Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,063.40	0.57%	$2.96
Service Class Shares	1,000.00	1,061.60	0.92%	4.78
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.30	0.57%	$2.91
Service Class Shares	1,000.00	1,020.60	0.92%	4.69

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP Invesco Select Equity Income Managed Volatility Fund-3

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	80.23%
Aerospace & Defense	1.53%
Air Freight & Logistics	0.87%
Airlines	0.16%
Auto Components	0.08%
Automobiles	0.50%
Banks	5.34%
Beverages	0.70%
Biotechnology	0.78%
Building Products	1.08%
Capital Markets	4.58%
Chemicals	2.11%
Commercial Services & Supplies	0.36%
Communications Equipment	0.62%
Construction Materials	0.56%
Consumer Finance	0.82%
Containers & Packaging	0.15%
Distributors	0.30%
Diversified Financial Services	1.67%
Diversified Telecommunication Services	0.46%
Electric Utilities	2.70%
Electrical Equipment	1.06%
Electronic Equipment, Instruments & Components	1.11%
Energy Equipment & Services	0.20%
Entertainment	1.01%
Food & Staples Retailing	2.42%
Food Products	1.54%
Health Care Equipment & Supplies	3.42%
Health Care Providers & Services	2.73%
Health Care REITs	0.15%
Health Care Technology	0.08%
Hotels, Restaurants & Leisure	1.90%
Household Durables	0.24%
Household Products	0.81%
Industrial Conglomerates	0.62%
Industrial REITs	0.55%
Insurance	3.19%
Interactive Media & Services	0.93%
IT Services	1.15%
Life Sciences Tools & Services	1.10%
Machinery	1.97%
Media	1.43%
Metals & Mining	0.51%
Multiline Retail	0.79%
Multi-Utilities	1.42%
Office REITs	0.08%
Oil, Gas & Consumable Fuels	5.42%
Security Type/Sector	Percentage of Net Assets
Personal Products	0.30%
Pharmaceuticals	4.02%
Professional Services	0.55%
Real Estate Management & Development	0.86%
Residential REITs	0.15%
Retail REITs	0.16%
Road & Rail	1.40%
Semiconductors & Semiconductor Equipment	3.26%
Software	3.00%
Specialized REITs	0.93%
Specialty Retail	1.45%
Technology Hardware, Storage & Peripherals	0.30%
Textiles, Apparel & Luxury Goods	0.31%
Tobacco	1.21%
Trading Companies & Distributors	0.60%
Water Utilities	0.07%
Wireless Telecommunication Services	0.46%
Convertible Preferred Stock	0.07%
Agency Obligation	0.02%
Convertible Bonds	3.06%
Corporate Bonds	5.05%
Advertising	0.02%
Aerospace & Defense	0.15%
Agriculture	0.10%
Airlines	0.02%
Auto Manufacturers	0.07%
Banks	0.67%
Beverages	0.07%
Biotechnology	0.03%
Building Materials	0.02%
Chemicals	0.00%
Computers	0.05%
Cosmetics & Personal Care	0.02%
Diversified Financial Services	0.84%
Electric	0.17%
Electronics	0.07%
Entertainment	0.11%
Food	0.01%
Forest Products & Paper	0.00%
Gas	0.01%
Health Care Products	0.07%
Health Care Services	0.03%
Insurance	0.43%
Internet	0.13%
Machinery Diversified	0.01%
Media	0.18%
Mining	0.00%
Oil & Gas	0.17%
LVIP Invesco Select Equity Income Managed Volatility Fund-4

LVIP Invesco Select Equity Income Managed Volatility Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited) (continued)
Security Type/Sector	Percentage of Net Assets
Pharmaceuticals	0.25%
Pipelines	0.18%
Private Equity	0.11%
Real Estate Investment Trusts	0.26%
Retail	0.21%
Semiconductors	0.10%
Software	0.17%
Telecommunications	0.21%
Transportation	0.11%
U.S. Treasury Obligations	3.89%
Money Market Fund	7.33%
Short Term Investments	0.00%
Total Investments	99.65%
Receivables and Other Assets Net of Liabilities	0.35%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Wells Fargo & Co.	1.52%
Chevron Corp.	1.35%
ConocoPhillips	1.30%
Johnson & Johnson	1.22%
Philip Morris International, Inc.	1.14%
American International Group, Inc.	1.08%
Merck & Co., Inc.	1.01%
CVS Health Corp.	0.95%
JPMorgan Chase & Co.	0.95%
Parker-Hannifin Corp.	0.90%
Total	11.42%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP Invesco Select Equity Income Managed Volatility Fund-5

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–80.23%
Aerospace & Defense–1.53%
†Boeing Co.	1,456	$379,521
General Dynamics Corp.	1,245	323,289
L3Harris Technologies, Inc.	1,641	345,627
Lockheed Martin Corp.	685	310,469
Northrop Grumman Corp.	4,507	2,109,907
RTX Corp.	22,083	1,858,064
Textron, Inc.	13,555	1,090,093
TransDigm Group, Inc.	318	321,689
		6,738,659
Air Freight & Logistics–0.87%
Expeditors International of Washington, Inc.	2,560	325,632
FedEx Corp.	6,201	1,568,667
United Parcel Service, Inc. Class B	12,289	1,932,199
		3,826,498
Airlines–0.16%
Delta Air Lines, Inc.	8,448	339,863
Southwest Airlines Co.	12,279	354,618
		694,481
Auto Components–0.08%
†Aptiv PLC	3,753	336,719
		336,719
Automobiles–0.50%
Ford Motor Co.	29,663	361,592
General Motors Co.	42,780	1,536,658
†Tesla, Inc.	1,300	323,024
		2,221,274
Banks–5.34%
Bank of America Corp.	109,974	3,702,825
Citigroup, Inc.	6,716	345,471
Citizens Financial Group, Inc.	26,406	875,095
Fifth Third Bancorp	37,745	1,301,825
JPMorgan Chase & Co.	24,503	4,167,960
M&T Bank Corp.	9,427	1,292,253
†NU Holdings Ltd. Class A	37,749	314,449
PNC Financial Services Group, Inc.	24,467	3,788,715
Regions Financial Corp.	18,564	359,770
Truist Financial Corp.	9,529	351,811
U.S. Bancorp	8,093	350,265
Wells Fargo & Co.	136,440	6,715,577
		23,566,016
Beverages–0.70%
Brown-Forman Corp. Class B	5,220	298,062
Coca-Cola Co.	5,320	313,508
Constellation Brands, Inc. Class A	6,318	1,527,376
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Beverages (continued)
Keurig Dr Pepper, Inc.	9,601	$319,905
†Monster Beverage Corp.	5,560	320,312
PepsiCo, Inc.	1,831	310,977
		3,090,140
Biotechnology–0.78%
AbbVie, Inc.	2,203	341,399
Amgen, Inc.	1,148	330,647
†Biogen, Inc.	1,326	343,129
†BioMarin Pharmaceutical, Inc.	3,481	335,638
†BioNTech SE ADR	3,065	323,480
Gilead Sciences, Inc.	4,038	327,119
†Incyte Corp.	5,613	352,440
†Moderna, Inc.	3,985	396,308
†Regeneron Pharmaceuticals, Inc.	380	333,750
†Vertex Pharmaceuticals, Inc.	869	353,588
		3,437,498
Building Products–1.08%
Carrier Global Corp.	5,724	328,844
Johnson Controls International PLC	57,814	3,332,399
Trane Technologies PLC	4,562	1,112,672
		4,773,915
Capital Markets–4.58%
Ameriprise Financial, Inc.	878	333,491
Bank of New York Mellon Corp.	6,454	335,931
BlackRock, Inc.	2,592	2,104,186
Blackstone, Inc.	2,902	379,930
Charles Schwab Corp.	53,777	3,699,857
CME Group, Inc.	8,075	1,700,595
Goldman Sachs Group, Inc.	5,810	2,241,324
Intercontinental Exchange, Inc.	2,735	351,256
KKR & Co., Inc.	23,782	1,970,339
Moody's Corp.	854	333,538
Morgan Stanley	35,103	3,273,355
MSCI, Inc.	584	330,340
Nasdaq, Inc.	5,696	331,165
Northern Trust Corp.	4,041	340,979
S&P Global, Inc.	4,057	1,787,190
State Street Corp.	4,340	336,176
T Rowe Price Group, Inc.	3,115	335,454
		20,185,106
Chemicals–2.11%
Air Products & Chemicals, Inc.	1,128	308,846
Albemarle Corp.	2,373	342,851
Corteva, Inc.	23,658	1,133,691
Dow, Inc.	5,892	323,117
LVIP Invesco Select Equity Income Managed Volatility Fund-6

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Chemicals (continued)
DuPont de Nemours, Inc.	36,837	$2,833,871
Ecolab, Inc.	1,652	327,674
International Flavors & Fragrances, Inc.	4,120	333,597
Linde PLC	747	306,800
LyondellBasell Industries NV Class A	3,133	297,886
PPG Industries, Inc.	18,462	2,760,992
Sherwin-Williams Co.	1,127	351,511
		9,320,836
Commercial Services & Supplies–0.36%
Cintas Corp.	557	335,682
†Copart, Inc.	6,081	297,969
Republic Services, Inc.	1,919	316,462
Waste Connections, Inc.	2,259	337,201
Waste Management, Inc.	1,786	319,872
		1,607,186
Communications Equipment–0.62%
†Arista Networks, Inc.	1,419	334,189
Cisco Systems, Inc.	41,291	2,086,021
Motorola Solutions, Inc.	957	299,627
		2,719,837
Construction Materials–0.56%
CRH PLC	25,977	1,796,569
Martin Marietta Materials, Inc.	659	328,782
Vulcan Materials Co.	1,438	326,440
		2,451,791
Consumer Finance–0.82%
American Express Co.	15,124	2,833,330
Capital One Financial Corp.	2,810	368,447
Discover Financial Services	3,508	394,300
		3,596,077
Containers & Packaging–0.15%
Amcor PLC	32,512	313,416
Ball Corp.	5,818	334,651
		648,067
Distributors–0.30%
Genuine Parts Co.	9,442	1,307,717
		1,307,717
Diversified Financial Services–1.67%
Apollo Global Management, Inc.	3,508	326,911
†Berkshire Hathaway, Inc. Class B	851	303,518
†Block, Inc.	5,206	402,684
Fidelity National Information Services, Inc.	5,572	334,710
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Diversified Financial Services (continued)
†Fiserv, Inc.	14,876	$1,976,128
†FleetCor Technologies, Inc.	1,309	369,936
Global Payments, Inc.	2,719	345,313
Mastercard, Inc. Class A	761	324,574
†PayPal Holdings, Inc.	5,388	330,877
Visa, Inc. Class A	10,171	2,648,020
		7,362,671
Diversified Telecommunication Services–0.46%
AT&T, Inc.	19,159	321,488
Deutsche Telekom AG	58,539	1,405,575
Verizon Communications, Inc.	8,408	316,982
		2,044,045
Electric Utilities–2.70%
American Electric Power Co., Inc.	31,644	2,570,126
Avangrid, Inc.	9,868	319,822
Constellation Energy Corp.	2,503	292,576
Duke Energy Corp.	3,384	328,383
Edison International	4,621	330,355
Entergy Corp.	21,113	2,136,425
Eversource Energy	5,207	321,376
Exelon Corp.	7,841	281,492
FirstEnergy Corp.	32,302	1,184,191
NextEra Energy, Inc.	5,310	322,529
PG&E Corp.	17,042	307,267
PPL Corp.	106,759	2,893,169
Southern Co.	4,366	306,144
Xcel Energy, Inc.	5,030	311,407
		11,905,262
Electrical Equipment–1.06%
ABB Ltd.	30,613	1,357,666
AMETEK, Inc.	1,957	322,690
Eaton Corp. PLC	1,337	321,976
Emerson Electric Co.	13,752	1,338,482
Hubbell, Inc.	3,063	1,007,513
Rockwell Automation, Inc.	1,098	340,907
		4,689,234
Electronic Equipment, Instruments & Components–1.11%
Amphenol Corp. Class A	3,396	336,645
CDW Corp.	1,415	321,658
Corning, Inc.	10,696	325,693
†Keysight Technologies, Inc.	2,272	361,452
TE Connectivity Ltd.	22,539	3,166,730
†Zebra Technologies Corp. Class A	1,388	379,382
		4,891,560
Energy Equipment & Services–0.20%
Baker Hughes Co.	9,037	308,885
Halliburton Co.	8,039	290,610
LVIP Invesco Select Equity Income Managed Volatility Fund-7

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Energy Equipment & Services (continued)
Schlumberger NV	5,764	$299,958
		899,453
Entertainment–1.01%
Electronic Arts, Inc.	11,906	1,628,860
†Liberty Media Corp.-Liberty Formula One Class C	4,782	301,888
†Netflix, Inc.	654	318,419
†ROBLOX Corp. Class A	7,975	364,617
Walt Disney Co.	16,846	1,521,025
†Warner Bros Discovery, Inc.	28,444	323,693
		4,458,502
Food & Staples Retailing–2.42%
Costco Wholesale Corp.	528	348,522
Dollar General Corp.	2,515	341,914
†Dollar Tree, Inc.	2,649	376,291
Kroger Co.	7,178	328,106
Sysco Corp.	37,645	2,752,979
Target Corp.	10,090	1,437,018
†U.S. Foods Holding Corp.	21,660	983,581
Walgreens Boots Alliance, Inc.	14,356	374,835
Walmart, Inc.	23,522	3,708,243
		10,651,489
Food Products–1.54%
Archer-Daniels-Midland Co.	4,129	298,196
Campbell Soup Co.	7,452	322,150
Conagra Brands, Inc.	10,810	309,815
General Mills, Inc.	4,704	306,419
Hershey Co.	1,558	290,473
Hormel Foods Corp.	9,391	301,545
J M Smucker Co.	2,734	345,523
Kellanova	5,770	322,601
Kraft Heinz Co.	41,181	1,522,873
McCormick & Co., Inc.	4,602	314,869
Mondelez International, Inc. Class A	4,313	312,391
Nestle SA	15,551	1,802,958
Tyson Foods, Inc. Class A	6,250	335,937
		6,785,750
Health Care Equipment & Supplies–3.42%
Abbott Laboratories	3,060	336,814
†Align Technology, Inc.	1,466	401,684
Baxter International, Inc.	8,591	332,128
Becton Dickinson & Co.	12,013	2,929,130
†Boston Scientific Corp.	5,606	324,083
†Dexcom, Inc.	2,880	357,379
†Edwards Lifesciences Corp.	4,554	347,243
GE HealthCare Technologies, Inc.	15,476	1,196,604
†IDEXX Laboratories, Inc.	657	364,668
†Intuitive Surgical, Inc.	1,000	337,360
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies (continued)
Medtronic PLC	45,145	$3,719,045
ResMed, Inc.	2,032	349,545
STERIS PLC	1,521	334,392
Stryker Corp.	5,025	1,504,786
Zimmer Biomet Holdings, Inc.	18,400	2,239,280
		15,074,141
Health Care Providers & Services–2.73%
Cardinal Health, Inc.	2,946	296,957
Cencora, Inc.	1,562	320,804
†Centene Corp.	25,951	1,925,824
Cigna Group	5,445	1,630,505
CVS Health Corp.	53,079	4,191,118
Elevance Health, Inc.	2,215	1,044,505
HCA Healthcare, Inc.	1,236	334,560
Humana, Inc.	613	280,638
Laboratory Corp. of America Holdings	1,442	327,752
McKesson Corp.	678	313,900
Quest Diagnostics, Inc.	2,258	311,333
UnitedHealth Group, Inc.	569	299,561
Universal Health Services, Inc. Class B	5,054	770,432
		12,047,889
Health Care REITs–0.15%
Ventas, Inc.	6,840	340,906
Welltower, Inc.	3,482	313,972
		654,878
Health Care Technology–0.08%
†Veeva Systems, Inc. Class A	1,726	332,290
		332,290
Hotels, Restaurants & Leisure–1.90%
†Airbnb, Inc. Class A	2,396	326,191
†Booking Holdings, Inc.	97	344,080
†Chipotle Mexican Grill, Inc.	141	322,461
†DoorDash, Inc. Class A	3,199	316,349
†Expedia Group, Inc.	2,234	339,099
Hilton Worldwide Holdings, Inc.	1,810	329,583
Las Vegas Sands Corp.	27,158	1,336,445
Marriott International, Inc. Class A	1,480	333,755
McDonald's Corp.	9,017	2,673,631
Starbucks Corp.	18,186	1,746,038
Yum! Brands, Inc.	2,386	311,755
		8,379,387
Household Durables–0.24%
DR Horton, Inc.	2,379	361,560
Garmin Ltd.	2,549	327,649
LVIP Invesco Select Equity Income Managed Volatility Fund-8

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Household Durables (continued)
Lennar Corp. Class A	2,372	$353,523
		1,042,732
Household Products–0.81%
Church & Dwight Co., Inc.	3,305	312,521
Clorox Co.	2,194	312,842
Colgate-Palmolive Co.	29,468	2,348,894
Kimberly-Clark Corp.	2,513	305,355
Procter & Gamble Co.	2,022	296,304
		3,575,916
Industrial Conglomerates–0.62%
3M Co.	3,195	349,277
General Electric Co.	16,093	2,053,950
Honeywell International, Inc.	1,593	334,068
		2,737,295
Industrial REITs–0.55%
Prologis, Inc.	18,173	2,422,461
		2,422,461
Insurance–3.19%
Aflac, Inc.	3,735	308,137
Allstate Corp.	10,219	1,430,456
American International Group, Inc.	70,429	4,771,565
Aon PLC Class A	926	269,485
†Arch Capital Group Ltd.	3,653	271,308
Arthur J Gallagher & Co.	1,244	279,751
Chubb Ltd.	1,368	309,168
Hartford Financial Services Group, Inc.	26,514	2,131,195
†Markel Group, Inc.	217	308,118
Marsh & McLennan Cos., Inc.	1,544	292,542
MetLife, Inc.	4,870	322,053
Principal Financial Group, Inc.	4,200	330,414
Progressive Corp.	1,933	307,888
Prudential Financial, Inc.	3,182	330,005
Travelers Cos., Inc.	1,777	338,501
Willis Towers Watson PLC	8,614	2,077,697
		14,078,283
Interactive Media & Services–0.93%
†Alphabet, Inc. Class A	19,959	2,788,073
†Meta Platforms, Inc. Class A	3,674	1,300,449
		4,088,522
IT Services–1.15%
Accenture PLC Class A	5,816	2,040,893
Cognizant Technology Solutions Corp. Class A	22,099	1,669,137
†EPAM Systems, Inc.	1,180	350,861
International Business Machines Corp.	1,993	325,955
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services (continued)
†Snowflake, Inc. Class A	1,869	$371,931
†VeriSign, Inc.	1,453	299,260
		5,058,037
Life Sciences Tools & Services–1.10%
Agilent Technologies, Inc.	2,675	371,905
Danaher Corp.	1,466	339,144
†Illumina, Inc.	3,219	448,214
†IQVIA Holdings, Inc.	1,491	344,988
†Mettler-Toledo International, Inc.	288	349,332
Thermo Fisher Scientific, Inc.	4,373	2,321,145
†Waters Corp.	1,157	380,919
West Pharmaceutical Services, Inc.	891	313,739
		4,869,386
Machinery–1.97%
Caterpillar, Inc.	5,162	1,526,249
Cummins, Inc.	1,354	324,378
Deere & Co.	793	317,097
Dover Corp.	2,211	340,074
Fortive Corp.	4,473	329,347
Illinois Tool Works, Inc.	1,270	332,664
Otis Worldwide Corp.	3,603	322,360
PACCAR, Inc.	3,334	325,565
Parker-Hannifin Corp.	8,586	3,955,570
Stanley Black & Decker, Inc.	9,504	932,342
		8,705,646
Media–1.43%
†Charter Communications, Inc. Class A	3,733	1,450,942
Comcast Corp. Class A	81,282	3,564,216
Fox Corp. Class A	10,059	298,450
Omnicom Group, Inc.	3,853	333,323
Sirius XM Holdings, Inc.	59,968	328,025
†Trade Desk, Inc. Class A	4,583	329,793
		6,304,749
Metals & Mining–0.51%
Barrick Gold Corp.	46,684	844,513
Freeport-McMoRan, Inc.	8,462	360,227
Newmont Corp.	8,381	346,890
Nucor Corp.	1,943	338,160
Southern Copper Corp.	4,075	350,735
		2,240,525
Multiline Retail–0.79%
†Amazon.com, Inc.	16,421	2,495,007
†Coupang, Inc.	18,992	307,481
eBay, Inc.	7,589	331,032
†MercadoLibre, Inc.	210	330,023
		3,463,543
LVIP Invesco Select Equity Income Managed Volatility Fund-9

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Multi-Utilities–1.42%
Ameren Corp.	15,198	$1,099,423
CMS Energy Corp.	5,307	308,178
Consolidated Edison, Inc.	3,334	303,294
Dominion Energy, Inc.	6,531	306,957
DTE Energy Co.	2,940	324,164
Public Service Enterprise Group, Inc.	35,793	2,188,742
Sempra	4,226	315,809
WEC Energy Group, Inc.	16,656	1,401,936
		6,248,503
Office REITs–0.08%
Alexandria Real Estate Equities, Inc.	2,937	372,323
		372,323
Oil, Gas & Consumable Fuels–5.42%
Cheniere Energy, Inc.	1,760	300,450
Chevron Corp.	39,833	5,941,490
ConocoPhillips	49,396	5,733,394
Coterra Energy, Inc.	11,417	291,362
Devon Energy Corp.	6,716	304,235
Diamondback Energy, Inc.	1,951	302,561
EOG Resources, Inc.	2,463	297,900
EQT Corp.	24,867	961,358
Exxon Mobil Corp.	24,377	2,437,212
Hess Corp.	2,114	304,754
Kinder Morgan, Inc.	17,962	316,850
Marathon Oil Corp.	63,675	1,538,388
Marathon Petroleum Corp.	2,065	306,363
Occidental Petroleum Corp.	4,997	298,371
ONEOK, Inc.	4,572	321,046
Phillips 66	10,926	1,454,688
Pioneer Natural Resources Co.	1,282	288,296
Shell PLC	30,171	988,934
Suncor Energy, Inc.	27,757	889,238
Valero Energy Corp.	2,455	319,150
Williams Cos., Inc.	8,598	299,468
		23,895,508
Personal Products–0.30%
Estee Lauder Cos., Inc. Class A	2,461	359,921
L'Oreal SA	1,953	971,608
		1,331,529
Pharmaceuticals–4.02%
AstraZeneca PLC	14,565	1,967,920
Bristol-Myers Squibb Co.	32,643	1,674,912
Eli Lilly & Co.	516	300,787
GSK PLC	44,729	826,814
Johnson & Johnson	34,254	5,368,972
Merck & Co., Inc.	40,784	4,446,272
Pfizer, Inc.	39,291	1,131,188
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Pharmaceuticals (continued)
Royalty Pharma PLC Class A	11,452	$321,687
Sanofi SA	13,585	1,346,145
Zoetis, Inc.	1,743	344,016
		17,728,713
Professional Services–0.55%
Automatic Data Processing, Inc.	6,165	1,436,260
Equifax, Inc.	1,473	364,258
Paychex, Inc.	2,592	308,733
Verisk Analytics, Inc.	1,288	307,652
		2,416,903
Real Estate Management & Development–0.86%
†CBRE Group, Inc. Class A	37,262	3,468,720
†CoStar Group, Inc.	3,682	321,770
		3,790,490
Residential REITs–0.15%
AvalonBay Communities, Inc.	1,802	337,371
Equity Residential	5,496	336,135
		673,506
Retail REITs–0.16%
Realty Income Corp.	5,758	330,624
Simon Property Group, Inc.	2,504	357,171
		687,795
Road & Rail–1.40%
CSX Corp.	48,295	1,674,388
JB Hunt Transport Services, Inc.	4,491	897,032
Norfolk Southern Corp.	1,443	341,096
Old Dominion Freight Line, Inc.	762	308,861
†Uber Technologies, Inc.	5,596	344,546
Union Pacific Corp.	10,653	2,616,590
		6,182,513
Semiconductors & Semiconductor Equipment–3.26%
†Advanced Micro Devices, Inc.	2,526	372,358
Analog Devices, Inc.	11,749	2,332,881
Applied Materials, Inc.	2,050	332,243
Broadcom, Inc.	893	996,811
†Enphase Energy, Inc.	3,268	431,834
Intel Corp.	44,103	2,216,176
KLA Corp.	559	324,947
Lam Research Corp.	3,219	2,521,314
Marvell Technology, Inc.	5,481	330,559
Microchip Technology, Inc.	3,647	328,886
Micron Technology, Inc.	16,137	1,377,132
NVIDIA Corp.	618	306,046
NXP Semiconductors NV	4,897	1,124,743
†ON Semiconductor Corp.	4,320	360,850
QUALCOMM, Inc.	2,353	340,314
LVIP Invesco Select Equity Income Managed Volatility Fund-10

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Semiconductors & Semiconductor Equipment (continued)
Skyworks Solutions, Inc.	3,212	$361,093
Texas Instruments, Inc.	1,970	335,806
		14,393,993
Software–3.00%
†Adobe, Inc.	505	301,283
†ANSYS, Inc.	1,017	369,049
†Autodesk, Inc.	1,405	342,089
†Cadence Design Systems, Inc.	1,138	309,957
†Crowdstrike Holdings, Inc. Class A	1,462	373,278
†Datadog, Inc. Class A	2,781	337,558
†Fortinet, Inc.	5,943	347,844
†HubSpot, Inc.	650	377,351
Intuit, Inc.	2,598	1,623,828
Microsoft Corp.	8,088	3,041,411
Oracle Corp.	15,600	1,644,708
†Palantir Technologies, Inc. Class A	14,905	255,919
†Palo Alto Networks, Inc.	1,230	362,702
Roper Technologies, Inc.	582	317,289
†Salesforce, Inc.	5,977	1,572,788
†ServiceNow, Inc.	467	329,931
†Splunk, Inc.	2,017	307,290
†Synopsys, Inc.	571	294,014
†Workday, Inc. Class A	1,305	360,258
†Zoom Video Communications, Inc. Class A	4,751	341,644
		13,210,191
Specialized REITs–0.93%
American Tower Corp.	1,544	333,319
Crown Castle, Inc.	2,931	337,622
Digital Realty Trust, Inc.	2,264	304,689
Equinix, Inc.	393	316,518
Extra Space Storage, Inc.	2,360	378,379
Public Storage	1,182	360,510
SBA Communications Corp.	1,303	330,558
VICI Properties, Inc.	10,659	339,809
Weyerhaeuser Co.	40,538	1,409,506
		4,110,910
Specialty Retail–1.45%
†AutoZone, Inc.	115	297,345
Best Buy Co., Inc.	4,465	349,520
Home Depot, Inc.	991	343,431
Lowe's Cos., Inc.	9,609	2,138,483
†O'Reilly Automotive, Inc.	314	298,325
Ross Stores, Inc.	2,365	327,292
TJX Cos., Inc.	24,333	2,282,679
†Ulta Beauty, Inc.	744	364,553
		6,401,628
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Technology Hardware, Storage & Peripherals–0.30%
Apple, Inc.	1,606	$309,203
Hewlett Packard Enterprise Co.	19,123	324,709
HP, Inc.	10,761	323,798
NetApp, Inc.	3,930	346,469
		1,304,179
Textiles, Apparel & Luxury Goods–0.31%
Cie Financiere Richemont SA Class A	4,927	678,081
†Lululemon Athletica, Inc.	721	368,640
NIKE, Inc. Class B	2,882	312,899
		1,359,620
Tobacco–1.21%
Altria Group, Inc.	7,463	301,057
Philip Morris International, Inc.	53,483	5,031,681
		5,332,738
Trading Companies & Distributors–0.60%
Fastenal Co.	5,015	324,822
Ferguson PLC	10,455	2,018,547
WW Grainger, Inc.	380	314,902
		2,658,271
Water Utilities–0.07%
American Water Works Co., Inc.	2,306	304,369
		304,369
Wireless Telecommunication Services–0.46%
T-Mobile U.S., Inc.	12,736	2,041,963
		2,041,963
Total Common Stock (Cost $267,772,945)		353,731,108
CONVERTIBLE PREFERRED STOCK–0.07%
†AMG Capital Trust II 5.15%, expiration date 10/15/37	6,068	305,645
Total Convertible Preferred Stock (Cost $294,815)		305,645

	Principal Amount°
AGENCY OBLIGATION–0.02%
Federal Home Loan Mortgage Corp. 6.75% 3/15/31	68,000	79,139
Total Agency Obligation (Cost $86,310)		79,139
CONVERTIBLE BONDS–3.06%
Biotechnology–0.25%
Alnylam Pharmaceuticals, Inc. 1.00%, excercise price $1.00 9/15/27	509,000	500,093
LVIP Invesco Select Equity Income Managed Volatility Fund-11

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Biotechnology (continued)
Halozyme Therapeutics, Inc. 0.25%, excercise price $0.25 3/1/27	715,000	$618,046
		1,118,139
Commercial Services–0.14%
Block, Inc. 0.13%, excercise price $0.13 3/1/25	653,000	637,916
		637,916
Electric–0.35%
FirstEnergy Corp. 4.00%, excercise price $4.00 5/1/26	777,000	769,618
PPL Capital Funding, Inc. 2.88%, excercise price $2.87 3/15/28	784,000	759,304
		1,528,922
Health Care Products–0.18%
Integra LifeSciences Holdings Corp. 0.50%, excercise price $0.50 8/15/25	615,000	577,485
Merit Medical Systems, Inc. 3.00%, excercise price $3.00 2/1/29	206,000	227,939
		805,424
Internet–0.48%
^Airbnb, Inc. 0.00%, excercise price $0.01 3/15/26	749,000	672,677
Match Group Financeco 2, Inc. 0.88%, excercise price $0.87 6/15/26	250,000	224,850
Match Group Financeco 3, Inc. 2.00%, excercise price $2.00 1/15/30	277,000	240,464
Shopify, Inc. 0.13%, excercise price $0.13 11/1/25	502,000	473,386
Snap, Inc. 0.75%, excercise price $0.75 8/1/26	476,000	505,988
		2,117,365
Media–0.47%
Cable One, Inc.
^0.00% 3/15/26	780,000	661,830
1.13%, exercise price $1.13 3/15/28	407,000	308,302
Liberty Broadband Corp. 3.13%, excercise price $3.12 3/31/53	476,000	470,336
Liberty Latin America Ltd. 2.00%, excercise price $2.00 7/15/24	396,000	380,160
	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS (continued)
Media (continued)
Liberty Media Corp.-Liberty Formula One 2.25%, excercise price $2.25 8/15/27	234,000	$237,376
		2,058,004
Miscellaneous Manufacturing–0.10%
John Bean Technologies Corp. 0.25%, excercise price $0.25 5/15/26	475,000	428,640
		428,640
Oil & Gas–0.08%
Northern Oil & Gas, Inc. 3.63%, excercise price $3.62 4/15/29	305,000	359,595
		359,595
Pharmaceuticals–0.30%
Jazz Investments I Ltd. 2.00%, excercise price $2.00 6/15/26	449,000	452,816
Neurocrine Biosciences, Inc. 2.25%, excercise price $2.25 5/15/24	251,000	432,724
Pacira BioSciences, Inc. 0.75%, excercise price $0.75 8/1/25	476,000	438,813
		1,324,353
Real Estate Investment Trusts–0.06%
Welltower OP LLC 2.75%, excercise price $2.75 5/15/28	249,000	275,294
		275,294
Semiconductors–0.17%
Microchip Technology, Inc. 0.13%, excercise price $0.13 11/15/24	688,000	751,640
		751,640
Software–0.48%
^Dropbox, Inc. 0.00% 3/1/26	768,000	753,408
Envestnet, Inc. 2.63%, excercise price $2.62 12/1/27	237,000	233,741
Splunk, Inc. 1.13%, excercise price $1.13 6/15/27	1,146,000	1,109,901
		2,097,050
Total Convertible Bonds (Cost $13,687,731)		13,502,342
LVIP Invesco Select Equity Income Managed Volatility Fund-12

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS–5.05%
Advertising–0.02%
Omnicom Group, Inc./Omnicom Capital, Inc. 3.60% 4/15/26	80,000	$77,963
		77,963
Aerospace & Defense–0.15%
Boeing Co. 5.81% 5/1/50	265,000	274,421
Lockheed Martin Corp.
3.55% 1/15/26	210,000	206,196
4.15% 6/15/53	54,000	48,267
RTX Corp.
4.45% 11/16/38	28,000	25,749
6.40% 3/15/54	89,000	103,033
		657,666
Agriculture–0.10%
Altria Group, Inc. 5.80% 2/14/39	185,000	188,439
Philip Morris International, Inc.
3.25% 11/10/24	175,000	171,991
4.88% 11/15/43	108,000	101,430
		461,860
Airlines–0.02%
♦American Airlines Pass-Through Trust 3.70% 4/1/28	21,126	19,651
♦United Airlines Pass-Through Trust
3.50% 9/1/31	36,459	33,204
3.75% 3/3/28	26,560	25,304
4.15% 10/11/25	21,744	21,645
		99,804
Auto Manufacturers–0.07%
General Motors Co. 6.60% 4/1/36	186,000	199,068
General Motors Financial Co., Inc. 5.25% 3/1/26	44,000	44,028
Honda Motor Co. Ltd. 2.97% 3/10/32	83,000	75,900
		318,996
Banks–0.67%
Bank of America Corp.
μ2.57% 10/20/32	137,000	113,583
3.25% 10/21/27	275,000	261,649
Citigroup, Inc.
μ3.67% 7/24/28	49,000	46,698
4.75% 5/18/46	34,000	30,407
5.30% 5/6/44	22,000	21,109
6.68% 9/13/43	299,000	335,454
Goldman Sachs Group, Inc.
μ2.91% 7/21/42	50,000	36,474
4.25% 10/21/25	275,000	269,924
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
μHSBC Holdings PLC 2.63% 11/7/25	400,000	$389,993
JPMorgan Chase & Co.
3.20% 6/15/26	36,000	34,736
μ3.51% 1/23/29	327,000	309,856
μ3.90% 1/23/49	102,000	84,545
μ4.26% 2/22/48	46,000	40,635
Morgan Stanley 4.00% 7/23/25	61,000	60,118
PNC Financial Services Group, Inc.
3.45% 4/23/29	291,000	275,514
μ6.88% 10/20/34	65,000	72,159
U.S. Bancorp 3.10% 4/27/26	208,000	199,322
Wells Fargo & Co.
3.55% 9/29/25	59,000	57,648
4.10% 6/3/26	40,000	39,120
4.65% 11/4/44	333,000	292,376
		2,971,320
Beverages–0.07%
Anheuser-Busch Cos. LLC/Anheuser-Busch InBev Worldwide, Inc.
4.70% 2/1/36	91,000	90,703
4.90% 2/1/46	101,000	99,004
Heineken NV 3.50% 1/29/28	90,000	87,199
Molson Coors Beverage Co. 4.20% 7/15/46	34,000	28,972
		305,878
Biotechnology–0.03%
Amgen, Inc. 5.25% 3/2/25	115,000	115,235
		115,235
Building Materials–0.02%
Carrier Global Corp. 6.20% 3/15/54	64,000	73,982
		73,982
Chemicals–0.00%
Sherwin-Williams Co. 4.50% 6/1/47	14,000	12,805
		12,805
Computers–0.05%
Apple, Inc. 3.35% 2/9/27	30,000	29,220
Dell International LLC/EMC Corp. 6.02% 6/15/26	175,000	179,132
		208,352
Cosmetics & Personal Care–0.02%
Kenvue, Inc. 5.05% 3/22/53	96,000	99,321
		99,321
Diversified Financial Services–0.84%
Air Lease Corp. 4.25% 9/15/24	38,000	37,572
LVIP Invesco Select Equity Income Managed Volatility Fund-13

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
American Express Co.
3.38% 5/3/24	360,000	$357,239
3.63% 12/5/24	30,000	29,505
Aviation Capital Group LLC 4.88% 10/1/25	66,000	64,685
BlackRock, Inc. 4.75% 5/25/33	210,000	211,855
GS Finance Corp.
=^0.00% 7/19/29	890,000	970,545
=^0.00% 7/30/29	896,000	904,422
=0.50% 4/11/28	890,000	1,042,546
Nasdaq, Inc. 5.95% 8/15/53	26,000	27,927
Synchrony Financial 3.95% 12/1/27	54,000	50,499
		3,696,795
Electric–0.17%
Constellation Energy Generation LLC 6.50% 10/1/53	43,000	48,492
Electricite de France SA 4.88% 1/22/44	84,000	75,604
Georgia Power Co. 3.70% 1/30/50	51,000	40,260
National Rural Utilities Cooperative Finance Corp. 2.75% 4/15/32	151,000	127,248
NextEra Energy Capital Holdings, Inc.
3.55% 5/1/27	50,000	48,151
5.75% 9/1/25	230,000	232,176
Oglethorpe Power Corp. 4.55% 6/1/44	52,000	43,642
PPL Electric Utilities Corp. 6.25% 5/15/39	4,000	4,455
Sempra 3.80% 2/1/38	54,000	46,110
Xcel Energy, Inc. 3.50% 12/1/49	143,000	105,209
		771,347
Electronics–0.07%
Avnet, Inc. 4.63% 4/15/26	64,000	62,962
Honeywell International, Inc. 4.50% 1/15/34	229,000	230,161
		293,123
Entertainment–0.11%
Warnermedia Holdings, Inc.
3.79% 3/15/25	248,000	243,024
5.05% 3/15/42	122,000	107,553
5.14% 3/15/52	152,000	130,470
		481,047
Food–0.01%
Ingredion, Inc. 6.63% 4/15/37	23,000	24,995
		24,995
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Forest Products & Paper–0.00%
International Paper Co. 6.00% 11/15/41	22,000	$23,245
		23,245
Gas–0.01%
NiSource, Inc. 4.38% 5/15/47	54,000	46,548
		46,548
Health Care Products–0.07%
Medtronic, Inc. 4.38% 3/15/35	23,000	22,446
Thermo Fisher Scientific, Inc. 1.22% 10/18/24	295,000	285,604
		308,050
Health Care Services–0.03%
UnitedHealth Group, Inc. 3.50% 8/15/39	135,000	114,717
		114,717
Insurance–0.43%
Allstate Corp. 3.28% 12/15/26	28,000	27,001
American Equity Investment Life Holding Co. 5.00% 6/15/27	244,000	234,317
Athene Global Funding 2.75% 6/25/24	250,000	245,916
Brighthouse Financial, Inc. 3.85% 12/22/51	292,000	192,092
Guardian Life Global Funding 2.90% 5/6/24	291,000	288,358
Jackson National Life Global Funding 3.25% 1/30/24	42,000	41,920
Liberty Mutual Group, Inc. 3.95% 5/15/60	88,000	63,250
Markel Group, Inc.
5.00% 3/30/43	34,000	30,503
5.00% 5/20/49	273,000	253,968
Nationwide Financial Services, Inc. 5.30% 11/18/44	40,000	36,333
Pacific Life Global Funding II 5.50% 8/28/26	191,000	194,508
PartnerRe Finance B LLC 3.70% 7/2/29	210,000	198,779
Prudential Financial, Inc. 3.91% 12/7/47	14,000	11,438
Travelers Cos., Inc. 4.60% 8/1/43	60,000	57,211
Willis North America, Inc. 3.60% 5/15/24	22,000	21,798
		1,897,392
Internet–0.13%
Amazon.com, Inc. 2.88% 5/12/41	444,000	348,849
LVIP Invesco Select Equity Income Managed Volatility Fund-14

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet (continued)
Meta Platforms, Inc. 5.60% 5/15/53	214,000	$231,941
		580,790
Machinery Diversified–0.01%
Rockwell Automation, Inc. 1.75% 8/15/31	50,000	41,260
		41,260
Media–0.18%
Charter Communications Operating LLC/Charter Communications Operating Capital 4.91% 7/23/25	80,000	79,240
Comcast Corp.
2.89% 11/1/51	34,000	22,999
2.94% 11/1/56	24,000	15,785
3.15% 3/1/26	159,000	154,352
3.90% 3/1/38	74,000	66,152
4.15% 10/15/28	315,000	310,612
Cox Communications, Inc. 2.95% 10/1/50	58,000	37,093
Discovery Communications LLC 4.90% 3/11/26	53,000	52,847
TWDC Enterprises 18 Corp. 3.00% 2/13/26	53,000	51,251
		790,331
Mining–0.00%
Rio Tinto Finance USA Ltd. 7.13% 7/15/28	18,000	19,810
		19,810
Oil & Gas–0.17%
BP Capital Markets America, Inc. 2.94% 6/4/51	208,000	144,077
Chevron Corp. 2.95% 5/16/26	135,000	130,558
ConocoPhillips Co. 4.15% 11/15/34	20,000	18,714
Exxon Mobil Corp.
2.71% 3/6/25	78,000	76,167
3.04% 3/1/26	156,000	151,487
Shell International Finance BV 3.25% 5/11/25	156,000	152,929
Valero Energy Corp. 4.00% 6/1/52	77,000	59,311
		733,243
Pharmaceuticals–0.25%
AbbVie, Inc.
4.05% 11/21/39	223,000	201,357
4.50% 5/14/35	64,000	62,594
4.85% 6/15/44	86,000	83,707
Becton Dickinson & Co. 4.88% 5/15/44	35,000	31,504
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bristol-Myers Squibb Co.
4.13% 6/15/39	108,000	$97,314
6.25% 11/15/53	85,000	97,284
Cigna Group 4.80% 8/15/38	328,000	317,128
CVS Health Corp. 3.38% 8/12/24	34,000	33,528
♦CVS Pass-Through Trust 6.04% 12/10/28	125,503	126,772
GlaxoSmithKline Capital, Inc. 6.38% 5/15/38	6,000	6,966
Mead Johnson Nutrition Co. 4.13% 11/15/25	4,000	3,945
Zoetis, Inc. 4.70% 2/1/43	32,000	30,605
		1,092,704
Pipelines–0.18%
Cameron LNG LLC 3.70% 1/15/39	90,000	76,276
Enbridge, Inc. 5.97% 3/8/26	61,000	61,012
Energy Transfer LP
4.90% 3/15/35	32,000	30,458
5.00% 5/15/50	106,000	94,507
5.30% 4/1/44	58,000	53,367
6.40% 12/1/30	70,000	74,844
Enterprise Products Operating LLC
4.25% 2/15/48	68,000	59,716
6.45% 9/1/40	2,000	2,261
Kinder Morgan, Inc.
4.30% 6/1/25	125,000	123,413
5.30% 12/1/34	38,000	37,707
MPLX LP 4.50% 4/15/38	78,000	69,410
Spectra Energy Partners LP 4.50% 3/15/45	48,000	41,121
Texas Eastern Transmission LP 7.00% 7/15/32	16,000	17,911
Williams Cos., Inc. 5.40% 3/2/26	69,000	69,689
		811,692
Private Equity–0.11%
Apollo Management Holdings LP 4.00% 5/30/24	270,000	267,869
Brookfield Corp. 4.00% 1/15/25	40,000	39,371
KKR Group Finance Co. III LLC 5.13% 6/1/44	28,000	25,600
KKR Group Finance Co. XII LLC 4.85% 5/17/32	161,000	157,445
		490,285
Real Estate Investment Trusts–0.26%
American Tower Corp. 1.60% 4/15/26	137,000	126,636
LVIP Invesco Select Equity Income Managed Volatility Fund-15

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Crown Castle, Inc.
2.50% 7/15/31	224,000	$186,754
4.75% 5/15/47	4,000	3,465
CubeSmart LP 2.50% 2/15/32	166,000	138,154
EPR Properties 4.75% 12/15/26	154,000	147,342
Extra Space Storage LP
3.50% 7/1/26	40,000	38,389
5.70% 4/1/28	53,000	54,319
Kimco Realty OP LLC 3.20% 4/1/32	185,000	160,973
Regency Centers LP
2.95% 9/15/29	240,000	215,201
4.65% 3/15/49	69,000	59,121
		1,130,354
Retail–0.21%
Dollar General Corp. 4.25% 9/20/24	260,000	257,132
Home Depot, Inc. 5.13% 4/30/25	300,000	301,457
Lowe's Cos., Inc. 4.25% 4/1/52	72,000	60,955
Starbucks Corp. 3.55% 8/15/29	300,000	289,127
Walgreens Boots Alliance, Inc. 4.50% 11/18/34	40,000	35,553
		944,224
Semiconductors–0.10%
Broadcom, Inc. 3.47% 4/15/34	60,000	52,200
Marvell Technology, Inc. 2.45% 4/15/28	192,000	173,260
Micron Technology, Inc.
3.37% 11/1/41	28,000	20,858
4.66% 2/15/30	100,000	97,599
NXP BV/NXP Funding LLC 5.35% 3/1/26	64,000	64,331
Texas Instruments, Inc. 2.63% 5/15/24	20,000	19,794
		428,042
Software–0.17%
Fiserv, Inc. 2.75% 7/1/24	45,000	44,327
Microsoft Corp. 3.50% 2/12/35	36,000	34,106
Oracle Corp. 3.60% 4/1/40	175,000	139,546
Salesforce, Inc. 2.70% 7/15/41	217,000	165,747
Take-Two Interactive Software, Inc. 3.70% 4/14/27	51,000	49,439
VMware LLC 1.00% 8/15/24	239,000	232,124
Workday, Inc. 3.50% 4/1/27	76,000	73,534
		738,823
Telecommunications–0.21%
AT&T, Inc.
3.55% 9/15/55	14,000	10,066
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T, Inc. (continued)
3.80% 12/1/57	161,000	$119,678
4.30% 2/15/30	30,000	29,376
Rogers Communications, Inc.
4.30% 2/15/48	136,000	113,367
4.50% 3/15/43	52,000	45,800
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC 4.74% 9/20/29	75,000	74,350
T-Mobile USA, Inc.
2.70% 3/15/32	170,000	144,874
3.40% 10/15/52	118,000	85,945
6.00% 6/15/54	46,000	50,447
Verizon Communications, Inc.
3.38% 2/15/25	186,000	182,510
3.40% 3/22/41	92,000	73,236
		929,649
Transportation–0.11%
Canadian Pacific Railway Co. 3.00% 12/2/41	63,000	56,225
FedEx Corp. 4.90% 1/15/34	38,000	38,469
Norfolk Southern Corp.
3.40% 11/1/49	103,000	77,924
5.35% 8/1/54	73,000	75,864
Union Pacific Corp.
3.20% 5/20/41	161,000	128,734
3.65% 2/15/24	9,000	8,975
3.84% 3/20/60	51,000	41,603
4.15% 1/15/45	39,000	32,658
United Parcel Service, Inc. 3.40% 11/15/46	22,000	17,531
		477,983
Total Corporate Bonds (Cost $23,672,036)		22,269,631
U.S. TREASURY OBLIGATIONS–3.89%
U.S. Treasury Bonds
4.50% 2/15/36	1,088,200	1,160,548
4.50% 8/15/39	3,600	3,810
4.38% 5/15/40	7,200	7,476
4.13% 8/15/53	617,900	624,562
4.75% 11/15/43	872,300	935,678
U.S. Treasury Notes
4.50% 11/15/33	648,500	680,824
4.88% 11/30/25	8,261,700	8,347,221
4.38% 11/30/30	2,373,200	2,440,317
4.38% 11/30/28	215,200	220,210
4.38% 12/15/26	2,715,500	2,742,019
Total U.S. Treasury Obligations (Cost $17,030,205)		17,162,665

LVIP Invesco Select Equity Income Managed Volatility Fund-16

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
MONEY MARKET FUND–7.33%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	32,329,176	$32,329,176
Total Money Market Fund (Cost $32,329,176)		32,329,176

	Principal Amount°	Value (U.S. $)
SHORT-TERM INVESTMENT–0.00%
U.S. TREASURY OBLIGATION–0.00%
≠U.S. Treasury Bills 5.56% 4/18/24	19,000	$18,707
		18,707
Total Short-Term Investment (Cost $18,725)		18,707

TOTAL INVESTMENTS–99.65% (Cost $354,891,943)	439,398,413
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.35%	1,522,908
NET ASSETS APPLICABLE TO 34,979,040 SHARES OUTSTANDING–100.00%	$440,921,321
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND STANDARD CLASS ($3,131,004 / 247,901 Shares)	$12.630
NET ASSET VALUE PER SHARE–LVIP INVESCO SELECT EQUITY INCOME MANAGED VOLATILITY FUND SERVICE CLASS ($437,790,317 / 34,731,139 Shares)	$12.605
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$346,409,792
Distributable earnings/(accumulated loss)	94,511,529
TOTAL NET ASSETS	$440,921,321

†Non-income producing.
°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
^Zero coupon security. The rate shown is the yield at the time of purchase.
♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
≠The rate shown is the effective yield at the time of purchase.

★Includes $1,115,723 cash collateral held at broker for futures contracts, $29,175 expense reimbursement receivable from Lincoln Financial
Investments Corporation, $365,216 payable for securities purchased, $178,064 payable for fund shares redeemed, $34,881 other accrued expenses payable, $347,057 due to manager and affiliates, $94,462 variation margin due to broker on futures contracts, $25,588 payable for audit fee and $30,662 payable for fund accounting fee as of December 31, 2023.

LVIP Invesco Select Equity Income Managed Volatility Fund-17

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)

The following foreign currency exchange contracts and futures contracts were outstanding at December 31, 2023:
Foreign Currency Exchange Contracts1
Counterparty	Contracts to Receive (Deliver)		In Exchange For		Settlement Date	Unrealized Appreciation	Unrealized Depreciation
BNYM	CAD	(940,568)	USD	693,187	1/5/24	$—	$(16,707)
BNYM	EUR	(899,848)	USD	989,866	1/5/24	—	(3,711)
BNYM	GBP	(1,085,879)	USD	1,377,785	1/5/24	—	(6,369)
SSB	CAD	(88,878)	USD	66,115	1/5/24	—	(966)
SSB	CAD	120,656	USD	(88,924)	1/5/24	2,141	—
SSB	CAD	17,780	USD	(13,450)	1/5/24	—	(31)
SSB	CAD	(891,010)	USD	674,834	2/5/24	2,059	—
SSB	CAD	12,501	USD	(9,464)	2/5/24	—	(25)
SSB	EUR	(44,847)	USD	48,893	1/5/24	—	(625)
SSB	EUR	31,230	USD	(34,187)	1/5/24	297	—
SSB	EUR	(913,464)	USD	1,011,772	2/5/24	1,862	—
SSB	GBP	18,993	USD	(23,920)	1/5/24	290	—
SSB	GBP	(22,770)	USD	28,893	1/5/24	—	(131)
SSB	GBP	18,104	USD	(23,137)	1/5/24	—	(60)
SSB	GBP	(1,071,552)	USD	1,366,973	2/5/24	843	—
Total Foreign Currency Exchange Contracts						$7,492	$(28,625)
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Currency Contracts:
3	British Pound	$239,081	$234,908	3/18/24	$4,173	$—
3	Euro	415,313	406,268	3/18/24	9,045	—
3	Japanese Yen	269,100	261,470	3/18/24	7,630	—
					20,848	—
Interest Rate Contract:
(5)	U.S. Treasury 10 yr Ultra Notes	(590,078)	(564,993)	3/19/24	—	(25,085)
Equity Contracts:
5	E-mini MSCI Emerging Markets Index	258,425	247,037	3/15/24	11,388	—
2	E-mini Russell 2000 Index	204,770	187,964	3/15/24	16,806	—
48	E-mini S&P 500 Index	11,568,000	11,100,671	3/15/24	467,329	—
24	E-mini S&P MidCap 400 Index	6,742,800	6,326,194	3/15/24	416,606	—
8	Euro STOXX 50 Index	401,220	399,186	3/15/24	2,034	—
2	FTSE 100 Index	197,736	192,156	3/15/24	5,580	—
1	Nikkei 225 Index (OSE)	237,234	233,336	3/7/24	3,898	—
					923,641	—
Total Futures Contracts					$944,489	$(25,085)

The use of foreign currency exchange contracts and futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The foreign currency exchange contracts and notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1] See Note 8 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ADR–American Depositary Receipt
BNYM–BNY Mellon
CAD–Canadian Dollar
EUR–Euro
FTSE–Financial Times Stock Exchange
GBP–British Pound Sterling
HSBC–Hong Kong and Shanghai Banking Corporation
IT–Information Technology
LVIP Invesco Select Equity Income Managed Volatility Fund-18

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
LNG–Liquefied Natural Gas
MSCI–Morgan Stanley Capital International
OSE–Osaka Securities Exchange
REIT–Real Estate Investment Trust
S&P–Standard & Poor’s
SSB–State Street Bank
USD–United States Dollar
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund-19

LVIP Invesco Select Equity Income Managed Volatility Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends	$7,848,471
Interest	3,374,151
Foreign taxes withheld	(39,257)
11,183,365
EXPENSES:
Management fees	2,469,171
Distribution fees-Service Class	1,519,331
Accounting and administration expenses	133,754
Shareholder servicing fees	126,736
Professional fees	54,155
Pricing fees	25,560
Custodian fees	23,465
Reports and statements to shareholders	16,630
Trustees’ fees and expenses	16,131
Consulting fees	5,342
Other	17,618
4,407,893
Less:
Expenses reimbursed	(419,390)
Total operating expenses	3,988,503
NET INVESTMENT INCOME	7,194,862
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Investments	12,138,516
Foreign currencies	13,998
Foreign currency exchange contracts	(1,611)
Futures contracts	1,631,397
Net realized gain	13,782,300
Net change in unrealized appreciation (depreciation) of:
Investments	25,918,897
Foreign currencies	2,626
Foreign currency exchange contracts	(59,891)
Futures contracts	1,520,205
Net change in unrealized appreciation (depreciation)	27,381,837
NET REALIZED AND UNREALIZED GAIN	41,164,137
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$48,358,999
See accompanying notes, which are an integral part of the financial statements.

LVIP Invesco Select Equity Income Managed Volatility Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$7,194,862	$5,920,377
Net realized gain	13,782,300	19,762,884
Net change in unrealized appreciation (depreciation)	27,381,837	(63,137,998)
Net increase (decrease) in net assets resulting from operations	48,358,999	(37,454,737)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(200,756)	(282,357)
Service Class	(27,363,848)	(44,613,445)
	(27,564,604)	(44,895,802)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	369,170	167,364
Service Class	17,083,972	29,121,484
Reinvestment of dividends and distributions:
Standard Class	200,756	282,357
Service Class	27,363,848	44,613,445
	45,017,746	74,184,650
Cost of shares redeemed:
Standard Class	(320,347)	(463,390)
Service Class	(66,636,226)	(77,645,434)
	(66,956,573)	(78,108,824)
Decrease in net assets derived from capital share transactions	(21,938,827)	(3,924,174)
NET DECREASE IN NET ASSETS	(1,144,432)	(86,274,713)
NET ASSETS:
Beginning of year	442,065,753	528,340,466
End of year	$440,921,321	$442,065,753
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund-20

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]
Net asset value, beginning of period	$12.052	$14.468	$12.356	$11.938	$10.135
Income (loss) from investment operations:
Net investment income[3]	0.246	0.213	0.169	0.192	0.205
Net realized and unrealized gain (loss)	1.182	(1.284)	2.376	0.643	1.790
Total from investment operations	1.428	(1.071)	2.545	0.835	1.995
Less dividends and distributions from:
Net investment income	(0.262)	(0.233)	(0.207)	(0.188)	(0.189)
Net realized gain	(0.588)	(1.112)	(0.226)	(0.229)	(0.003)
Total dividends and distributions	(0.850)	(1.345)	(0.433)	(0.417)	(0.192)
Net asset value, end of period	$12.630	$12.052	$14.468	$12.356	$11.938
Total return[4]	12.18%	(6.92% )	20.60%	7.32%	19.68%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$3,131	$2,741	$3,262	$2,797	$2,461
Ratio of expenses to average net assets[5]	0.57%	0.57%	0.57%	0.57%	0.55%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	0.67%	0.67%	0.66%	0.72%	0.76%
Ratio of net investment income to average net assets	1.99%	1.61%	1.21%	1.72%	1.81%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.89%	1.51%	1.12%	1.57%	1.60%
Portfolio turnover	75%	74%	86%	65%	115%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund-21

LVIP Invesco Select Equity Income Managed Volatility Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP Invesco Select Equity Income Managed Volatility Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20[1]	12/31/19[2]
Net asset value, beginning of period	$12.031	$14.447	$12.338	$11.925	$10.135
Income (loss) from investment operations:
Net investment income[3]	0.202	0.166	0.120	0.152	0.164
Net realized and unrealized gain (loss)	1.178	(1.282)	2.370	0.638	1.789
Total from investment operations	1.380	(1.116)	2.490	0.790	1.953
Less dividends and distributions from:
Net investment income	(0.218)	(0.188)	(0.155)	(0.148)	(0.160)
Net realized gain	(0.588)	(1.112)	(0.226)	(0.229)	(0.003)
Total dividends and distributions	(0.806)	(1.300)	(0.381)	(0.377)	(0.163)
Net asset value, end of period	$12.605	$12.031	$14.447	$12.338	$11.925
Total return[4]	11.79%	(7.26% )	20.19%	6.94%	19.26%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$437,790	$439,324	$525,078	$507,139	$507,045
Ratio of expenses to average net assets[5]	0.92%	0.92%	0.92%	0.92%	0.90%
Ratio of expenses to average net assets prior to expenses waived/reimbursed[5]	1.02%	1.02%	1.01%	1.07%	1.11%
Ratio of net investment income to average net assets	1.64%	1.26%	0.86%	1.37%	1.46%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.54%	1.16%	0.77%	1.22%	1.25%
Portfolio turnover	75%	74%	86%	65%	115%

[1]
Effective May 1, 2020 Schroder Investment Management North America Inc. was added as a sub-adviser and is responsible for the day-to-day management of the Fund’s volatility risk management strategy overlay, replacing SSGA Funds Management, Inc.

[2]
Effective February 11, 2019, Invesco Advisers, Inc. and Invesco Capital Management, LLC were added as sub-advisers to the Fund each responsible for the day-to-day management of a portion of the Fund's investment portfolio.

[3]	The average shares outstanding method has been applied for per share information.
[4]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[5]	Expense ratios do not include expenses of the Underlying Funds in which the Fund invested prior to February 11, 2019.
See accompanying notes, which are an integral part of the financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund-22

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”). Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek capital appreciation.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Foreign currency exchange contracts are valued at the mean between the bid and ask prices, which approximates fair value. Interpolated values are used when the settlement date of the contract is an interim date for which quotations are not available.   U.S. government and agency securities are valued at the evaluated bid price, which approximates fair value.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Foreign Currency Transactions–Transactions denominated in foreign currencies are recorded at the prevailing exchange rates on the transaction date in accordance with the Fund's prospectus. The value of all assets and liabilities denominated in foreign currencies is translated daily into U.S. dollars at the exchange rate of such currencies against the U.S. dollar. Transaction gains or losses resulting from changes in
LVIP Invesco Select Equity Income Managed Volatility Fund-23

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
exchange rates during the reporting period or upon settlement of the foreign currency transaction are reported in operations for the current period. The Fund does not separate the portion of realized gains and losses on foreign equity securities, derivatives denominated in foreign currency or resulting from changes in foreign exchange rates from that which is due to changes in market prices. These changes are included in net realized and unrealized gain or loss on investments. The Fund reports certain foreign currency related transactions as components of realized gains (losses) for financial reporting purposes, whereas such components are treated as ordinary income (loss) for federal income tax purposes. As of December 31, 2023, the value and cost of foreign currency held by the LVIP Invesco Select Equity Income Managed Volatility Fund is $35,188 and $34,566 respectively.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Foreign dividends are also recorded on the ex-dividend date or as soon after the ex-dividend date that the Fund is aware of such dividends, net of all tax withholdings not eligible for rebates.   Withholding taxes on foreign dividends are recorded in accordance with the Fund's understanding of the applicable country’s tax rules and rates.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   Income and capital gain distributions from the Underlying Funds are recorded on the ex-dividend date.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.565% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.
LFI has contractually agreed to reimburse the Fund to the extent that the Fund’s annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.565% of the Fund’s average daily net assets for the Standard Class and 0.915% for the Service Class. The reimbursement is accrued daily and received monthly. This agreement will continue through at least April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. During the year ended December 31, 2023, LFI has not recouped any previously reimbursed Fund expenses.
The following table summarizes the remaining amounts of reimbursements that may be recouped and the fiscal years in which they expire:
	Expiration Date
	2024	2025	2026	Total
LFI	$500,872	$448,941	$419,391	$1,369,204
Invesco Advisers, Inc. ("Invesco Advisers") and Invesco Capital Management, LLC ("Invesco Capital") are sub-advisers to the Fund with each responsible for the day-to-day management of a portion of the Fund's investment portfolio. For these services, LFI, not the Fund, pays Invesco Advisers and Invesco Captial a fee based on their managed portions of the Fund's average daily net assets.
Schroder Investment Management North America Inc. (“Sub-Adviser”) and Schroder Investment Management North America Limited (“Sub-Sub-Adviser”) are responsible for managing the Fund's volatility management overlay. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets. The Sub-Adviser pays the Sub-Sub-Adviser directly for services performed.
LVIP Invesco Select Equity Income Managed Volatility Fund-24

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$35,519
Legal	5,811
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $10,314 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.35% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had receivables due from and liabilities payable to affiliates as follows:
Expense reimbursement receivable due from LFI	$29,175
Management fees payable to LFI	208,263
Distribution fees payable to LFD	128,104
Shareholder servicing fees payable to Lincoln Life	10,690
The Fund is permitted to purchase or sell securities from or to certain affiliated funds under specified conditions outlined in procedures adopted by the Board. The procedures have been designed to ensure that any purchase or sale of securities by the Fund from or to another fund or portfolio that is or could be considered an affiliate by virtue of having a common investment adviser (or affiliated investment advisers), common Trustees and/or common officers complies with Rule 17a-7 of the 1940 Act. Further, as defined under these procedures, each transaction is effected at the current market price.   For the year ended December 31, 2023, the Fund did not engage in any 17a-7 securities purchases or sales.
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
During the year ended December 31, 2023, the Portfolio paid brokerage commissions to affiliated brokers/dealers:
Affiliate	Commission
Invesco Capital Markets, Inc.	$13,132
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases other than U.S. government securities	$126,741,987
Purchases of U.S. government securities	176,331,921
Sales other than U.S. government securities	159,502,068
Sales of U.S. government securities	177,552,049
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$358,586,296
Aggregate unrealized appreciation of investments and derivatives	$90,394,016
Aggregate unrealized depreciation of investments and derivatives	(9,577,606)
Net unrealized appreciation of investments and derivatives	$80,816,410
LVIP Invesco Select Equity Income Managed Volatility Fund-25

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$353,731,108	$—	$—	$353,731,108
Convertible Preferred Stock	305,645	—	—	305,645
Agency Obligation	—	79,139	—	79,139
Convertible Bonds	—	13,502,342	—	13,502,342
Corporate Bonds
Advertising	—	77,963	—	77,963
Aerospace & Defense	—	657,666	—	657,666
Agriculture	—	461,860	—	461,860
Airlines	—	99,804	—	99,804
Auto Manufacturers	—	318,996	—	318,996
Banks	—	2,971,320	—	2,971,320
Beverages	—	305,878	—	305,878
Biotechnology	—	115,235	—	115,235
Building Materials	—	73,982	—	73,982
Chemicals	—	12,805	—	12,805
Computers	—	208,352	—	208,352
Cosmetics & Personal Care	—	99,321	—	99,321
Diversified Financial Services	—	779,282	2,917,513	3,696,795
Electric	—	771,347	—	771,347
Electronics	—	293,123	—	293,123
Entertainment	—	481,047	—	481,047
Food	—	24,995	—	24,995
Forest Products & Paper	—	23,245	—	23,245
Gas	—	46,548	—	46,548
Health Care Products	—	308,050	—	308,050
Health Care Services	—	114,717	—	114,717
Insurance	—	1,897,392	—	1,897,392
LVIP Invesco Select Equity Income Managed Volatility Fund-26

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Internet	$—	$580,790	$—	$580,790
Machinery Diversified	—	41,260	—	41,260
Media	—	790,331	—	790,331
Mining	—	19,810	—	19,810
Oil & Gas	—	733,243	—	733,243
Pharmaceuticals	—	1,092,704	—	1,092,704
Pipelines	—	811,692	—	811,692
Private Equity	—	490,285	—	490,285
Real Estate Investment Trusts	—	1,130,354	—	1,130,354
Retail	—	944,224	—	944,224
Semiconductors	—	428,042	—	428,042
Software	—	738,823	—	738,823
Telecommunications	—	929,649	—	929,649
Transportation	—	477,983	—	477,983
U.S. Treasury Obligations	—	17,162,665	—	17,162,665
Money Market Fund	32,329,176	—	—	32,329,176
Short-Term Investment	—	18,707	—	18,707
Total Investments	$386,365,929	$50,114,971	$2,917,513	$439,398,413
Derivatives:

Assets:
Foreign Currency Exchange Contracts	$—	$7,492	$—	$7,492
Futures Contracts	$944,489	$—	$—	$944,489
Liabilities:
Foreign Currency Exchange Contracts	$—	$(28,625)	$—	$(28,625)
Futures Contract	$(25,085)	$—	$—	$(25,085)
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, forward contracts, futures contracts, Passive Foreign Investment Companies ("PFICs"), CPDI adjustment, 305(C) adjustment and premium amortization.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$9,034,465	$6,538,923
Long-term capital gains	18,530,139	38,356,879
Total	$27,564,604	$44,895,802
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$1,132,117
Undistributed long-term capital gains	12,588,087
Other temporary differences	(25,085)
Net unrealized appreciation	80,816,410
Distributable earnings/(accumulated loss)	$94,511,529
LVIP Invesco Select Equity Income Managed Volatility Fund-27

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(1)	$1
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	30,113	12,639
Service Class	1,386,328	2,220,233
Shares reinvested:
Standard Class	16,368	24,230
Service Class	2,243,940	3,847,400
	3,676,749	6,104,502
Shares redeemed:
Standard Class	(26,050)	(34,889)
Service Class	(5,414,749)	(5,897,821)
	(5,440,799)	(5,932,710)
Net increase (decrease)	(1,764,050)	171,792
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Foreign Currency Exchange Contracts–The Fund may enter into foreign currency exchange contracts as a way of managing foreign exchange rate risk. The Fund may enter into these contracts to fix the U.S. dollar value of a security that it has agreed to buy or sell for the period between the date the trade was entered into and the date the security is paid for and delivered. The Fund may also use these contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies and to facilitate or expedite the settlement of portfolio transactions. A change in a contract’s value is recorded as an unrealized gain or loss. When the contract is closed, a realized gain or loss is recorded equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.
The use of foreign currency exchange contracts establishes a rate of exchange that can be achieved in the future but does not eliminate fluctuations in the underlying prices of the securities. Although foreign currency exchange contracts may limit the risk of loss due to an unfavorable change in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency change favorably. In addition, the Fund could be exposed to the risk that counterparties to the contracts may be unable to meet the terms of their contracts. The Fund's maximum risk of loss from counterparty credit risk is the value of its currency exchanged with the counterparty. This risk is generally mitigated by having a netting arrangement between the Fund and the counterparty and by the posting of collateral by the counterparty to the Fund to cover the Fund's exposure to the counterparty.
LVIP Invesco Select Equity Income Managed Volatility Fund-28

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
During the year ended December 31, 2023, the Fund entered into foreign currency exchange contracts and foreign cross currency exchange contracts to hedge the U.S. dollar value of securities it already owns that are denominated in foreign currencies.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool and to hedge currency risks associated with the Fund's investments.
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Foreign currency exchange contracts (Currency contracts)	Receivables and other assets net of liabilities	$7,492	Receivables and other assets net of liabilities	$(28,625)
Futures contracts (Equity contracts)	Receivables and other assets net of liabilities	923,641	Receivables and other assets net of liabilities	—
Futures contracts (Currency contracts)	Receivables and other assets net of liabilities	20,848	Receivables and other assets net of liabilities	—
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	—	Receivables and other assets net of liabilities	(25,085)
Total		$951,981		$(53,710)
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Foreign currency exchange contracts (Currency contracts)	Net realized gain (loss) from foreign currency exchange contracts and net change in unrealized appreciation (depreciation) of foreign currency exchange contracts	$(1,611)	$(59,891)
Futures contracts (Equity contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	1,657,631	1,563,667
Futures contracts (Currency contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	(67,190)	(18,377)
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	40,956	(25,085)
Total		$1,629,786	$1,460,314
LVIP Invesco Select Equity Income Managed Volatility Fund-29

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 8. Derivatives (continued)
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Foreign currency exchange contracts (average cost)	$427,118	$4,045,498
Futures contracts (average notional value)	21,899,565	309,020
In order to better define its contractual rights and to secure rights to help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and foreign currency exchange contracts and typically contains, among other things, collateral posting items and netting provisions in the event of a default or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of an ISDA Master Agreement typically permit a single net payment in the event of default (close-out) netting including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.
For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Net Assets.
9. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
Foreign investments have additional risks that are not present when investing in U.S. Investments. Foreign currency fluctuations or economic or financial instability could cause the value of foreign investments to fluctuate. Foreign currency risk is the risk that the U.S. dollar value of foreign investments may be negatively affected by changes in foreign (non-U.S.) currency rates. Currency exchange rates may fluctuate significantly over short periods of time. The value of foreign investments may be reduced by the foreign taxes, such as foreign tax on interest and dividends. Additionally, foreign investments include the risk of loss from foreign government or political actions including, for example, the imposition of exchange controls, the imposition of tariffs, economic and trade sanctions or embargoes, confiscations, and other government restrictions, or from problems in registration, settlement or custody. These actions could range from changes in tax or trade statutes to terrorism, governmental collapse, regional conflicts and war. Investing in foreign investments may involve risks resulting from the reduced availability of public information concerning issuers.
LVIP Invesco Select Equity Income Managed Volatility Fund-30

LVIP Invesco Select Equity Income Managed Volatility Fund
Notes to Financial Statements (continued)
 9. Risk Factors (continued)
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
12. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP Invesco Select Equity Income Managed Volatility Fund-31

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP Invesco Select Equity Income Managed Volatility Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP Invesco Select Equity Income Managed Volatility Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP Invesco Select Equity Income Managed Volatility Fund–32

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with the subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”).  The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar (“Morningstar”), of Broadridge Financial Solutions, Inc. (“Broadridge”), an independent provider of investment company data, and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements.  LFI, Lincoln Life, Morningstar, Broadridge and the applicable subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters.  After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the subadvisers provided materials in response.  The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements.  The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters.  The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings.  The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to the Advisory Agreements, the Board had received sufficient information to approve the Advisory Agreements for the Fund.  In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below.  The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance.  The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services.  It also reviewed information provided regarding compliance and regulatory matters.  The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement.
The Board considered that the Fund is managed with a managed volatility overlay using up to 20% of a Fund’s net assets (the “Managed Volatility Sleeve”).  The managed volatility strategy consists of selling (short) and buying (long) positions in exchange-traded futures contracts to manage overall portfolio volatility and seeks to reduce the impact on a Fund’s portfolio of significant market downturns during periods of high volatility.  The remaining 80-100% of the Fund’s net assets is managed by a subadviser according to the investment mandate (the “Underlying Sleeve”).  The Board considered that the Fund’s investments in exchange-traded futures and the resulting costs limit the upside participation of the Fund in strong, increasing markets relative to unhedged funds.  The Board concluded that the services provided by LFI were satisfactory.
Performance.  The Board reviewed performance information (including total return and standard deviation) provided by each of (i) Broadridge comparing the performance of the Fund to a managed volatility fund peer group; and (ii) Morningstar comparing the performance of the Fund’s Underlying Sleeve to the performance of funds in a peer group of a Morningstar category underlying variable insurance products (each a “Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023.  The Board considered complex-wide information provided by Broadridge that assessed the overall LVIP Managed Volatility Fund returns compared to the aggregate returns of managed volatility funds from variable annuity sponsors and risk control benchmarks and peer group performance information by Broadridge.  The Board also considered an impact analysis provided by LFI of the overlay cash positions on the overall portfolio performance.
The Board referred to information prepared by LFI evaluating the Fund’s performance.  These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of the volatility management strategy.  The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues.  The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
LVIP Invesco Select Equity Income Managed Volatility Fund-33

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
The Board considered that LFI has delegated day-to-day portfolio management of the Managed Volatility Sleeve to Schroder Investment Management North America Inc. (“SIMNA”) and noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and monitoring the implementation of the volatility management overlay model.  The Board also considered presentations made by LFI management and SIMNA dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that LFI had appropriately reviewed and monitored SIMNA’s performance.
The Board considered that LFI has delegated the day-to-day investment management of the Underlying Sleeve to unaffiliated subadvisers responsible for investment performance.  The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis and compliance reviews.  The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee.  The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund.  The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group.  The Board also considered that the Fund’s net expense ratio (plus acquired fund fees and expenses (“AFFE”)) was lower than the median net expense ratio of the Morningstar peer group (including AFFE).  In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
Economies of Scale.  The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors.  The Board considered that LFI had implemented an expense limitation for the Fund through April 30, 2024 and concluded that economies of scale were appropriately shared with investors.
Profitability.  The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits.  Because of its relationship with the Trust, LFI and its affiliates receive certain benefits.  The Board reviewed materials provided by LFI as to any such benefits.  Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund.  Lincoln Life serves as the administrator for the Fund for which it is separately compensated.  The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Managed Volatility Sleeve - Subadvisory and Sub-Subadvisory Agreement
Nature, Extent and Quality of Services.  In considering the renewal of the subadvisory agreement between LFI and SIMNA on behalf of the Fund, the Board considered the nature, extent and quality of services provided by SIMNA under the subadvisory agreement.  The Board reviewed the services provided by SIMNA, the background of the investment professionals servicing the Fund and the reputation, resources and subadvisory experience of SIMNA.  The Board considered that SIMNA uses an affiliated investment adviser, SIMNA Ltd., as sub-subadviser, in connection with the subadvisory services provided to the Fund.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading practices, risk management and compliance matters.
Performance.  The Board considered that SIMNA’s responsibility was to implement volatility control strategy and that traditional measures of performance would not be relevant in assessing SIMNA’s implementation of the strategy.  The Board also considered that the strategy is intended to manage overall portfolio volatility and seeks to reduce the impact on the Fund’s portfolio of significant market downturns during periods of high volatility.  The Board also considered a presentation by representatives of SIMNA regarding the performance of the Funds subadvised by SIMNA as well as presentations made by LFI management dedicated to analysis of the Managed Volatility Sleeve.  The Board concluded that the services provided by SIMNA were satisfactory.
Subadvisory Fee and Economies of Scale.  The Board considered the subadvisory fee schedule for SIMNA.  The Board considered that LFI compensates SIMNA from its fees and that the subadvisory fee schedule was negotiated between LFI and SIMNA, an unaffiliated third party.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits.  The Board considered information regarding SIMNA’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by the SIMNA as to any additional benefits it would receive and noted SIMNA’s statement that the engagement may attract broker-dealers or investment advisers who may offer SIMNA the opportunity to participate in other lines of business, such as sub-advisory, separate account wrap programs or model manager programs.
LVIP Invesco Select Equity Income Managed Volatility Fund-34

LVIP Invesco Select Equity Income Managed Volatility Fund
Other Fund Information (unaudited) (continued)
Approval of Underlying Sleeve-Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreements between LFI and Invesco Advisers, Inc. and Invesco Capital Management LLC (together, the “Invesco Advisers”), each on behalf of the Fund, the Board considered the nature, extent and quality of services provided by the Invesco Advisers under each of the subadvisory agreements.  The Board reviewed the services provided, the background of the investment professionals servicing the Fund and the reputation, resources and investment approach of the Invesco Advisers.  The Board also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board considered that the Invesco Advisers manage the Underlying Sleeve.  In its review of performance, the Board considered the total return, standard deviation, and Sharpe ratio data provided by Morningstar comparing the performance of the Underlying Sleeve to a peer group of funds in the Morningstar Allocation – 70% to 85% Equity funds category and a custom index (LVIP Invesco Select Equity Income Composite).  The Board concluded that the services provided by the Invesco Advisers were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedules, two of which contain breakpoints.  The Board considered Invesco Advisers’ fees to comparable fee schedules provided.  The Board considered that LFI compensates the Invesco Advisers from its fees and that the subadvisory fee schedules were negotiated between LFI and the Invesco Advisers, which are unaffiliated with LFI.  The Board concluded that the subadvisory fees were reasonable.
Profitability and Fallout Benefits. With respect to profitability, the Board considered that the subadvisory fee schedules were negotiated between LFI and the Invesco Advisers, which are unaffiliated with LFI, and that LFI compensates the Invesco Advisers from its fees.  The Board reviewed materials provided by the Invesco Advisers as to any additional benefits they receive and considered that the Invesco Advisers may obtain research and services with soft dollars from brokerage commissions paid by the Fund that may be shared with advisory affiliates.  The Board also noted that an affiliated broker may receive commissions for executing certain trades for the Fund and that Invesco Indexing, an affiliate of the Invesco Advisers, receives a licensing fee in connection with the Fund’s index sleeve.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP Invesco Select Equity Income Managed Volatility Fund-35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP Invesco Select Equity Income Managed Volatility Fund-36

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP Invesco Select Equity Income Managed Volatility Fund-37

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP Invesco Select Equity Income Managed Volatility Fund-38

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP Invesco Select Equity Income Managed Volatility Fund-39

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP Invesco Select Equity Income Managed Volatility Fund-40

LVIP JPMorgan Core Bond Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Core Bond Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Core Bond Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: J.P. Morgan Investment Management, Inc.
The Fund returned 5.91% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Bloomberg U.S. Aggregate Bond Index1, returned 5.53%.
The impact of monetary policy tightening was felt during the first half of the year in the form of banking sector stress with the collapse of Silicon Valley Bank (SVB) in March. Despite the aforementioned banking sector stress risk assets outperformed in the first half of 2023.
Risk sentiment was subdued during the third quarter of 2023, following the rally in risk assets seen in the first half of the year. A sell-off in global bond markets was partly to blame for the pressure on risk assets.
The year ended with another rally in risk assets in the fourth quarter, led by a decline in U.S. Treasury yields as the U.S. Federal Reserve communicated the likely end to the most recent hiking cycle, and an increased likelihood of a soft landing.
Risk assets outperformed on the heels of spread tightening during the period and the Fund’s underweight to U.S. Treasury debt was positive for performance. In addition, the Fund’s marginally longer spread duration profile was additive to performance.
Primary drivers of performance during the year include security selection within agency mortgage-backed securities (MBS), security selection within investment grade corporates, and our allocation to securitized credit (non-agency MBS, asset-backed securities (ABS), and collateralized mortgage-backed securities (CMBS)).
Notable detractors include an underweight investment grade corporate credit (weighted spread duration), and the portfolio’s yield curve positioning versus the Index.
Relative to the Index, the Fund ended the period marginally longer duration, overweight in the 7-10 year segment of the curve, and underweight the long end of the curve. In addition, the Fund was also overweight Agency MBS, ABS, CMBS, Non-Agency MBS, and investment grade corporate credit; and underweight U.S. Treasury and Agency debt and Investment Grade Credit at the end of the period.
Portfolio Managers:
J.P. Morgan Investment Management, Inc.:
 Richard D. Figuly
Justin Rucker
Steven Lear
Andrew Melchiorre
Edward Fitzpatrick III
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP JPMorgan Core Bond Fund - Standard Class
LVIP JPMorgan Core Bond Fund - Service Class
Bloomberg U.S. Aggregate Bond Index
$14,000
$13,000
$12,000
$11,000
$10,000
$9,000
12/31/13
12/31/23
$11,965
$11,962
$11,674

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Core Bond Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $11,962 for the Standard Class shares and to $11,674 for the Service Class shares. For comparison, look at how the Bloomberg U.S. Aggregate Bond Index did over the same period. The same $10,000 investment would have increased to $11,965. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 5.91%
Five Years	+ 1.28%
Ten Years	+ 1.81%
Service Class Shares
One Year	+ 5.66%
Five Years	+ 1.04%
Ten Years	+ 1.56%
1. The Bloomberg U.S. Aggregate Bond Index is a broad-based flagship benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market. The index includes Treasuries, government-related and corporate securities, MBS (agency fixed-rate pass-throughs), ABS and CMBS (agency and non-agency).
LVIP JPMorgan Core Bond Fund-1

LVIP JPMorgan Core Bond Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,033.10	0.48%	$2.46
Service Class Shares	1,000.00	1,032.10	0.71%	3.64
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,022.90	0.48%	$2.45
Service Class Shares	1,000.00	1,021.60	0.71%	3.62

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP JPMorgan Core Bond Fund-2

LVIP JPMorgan Core Bond Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Agency Collateralized Mortgage Obligations	2.69%
Agency Commercial Mortgage-Backed Securities	2.04%
Agency Mortgage-Backed Securities	26.82%
Agency Obligations	0.04%
Corporate Bonds	25.48%
Aerospace & Defense	0.84%
Agriculture	0.27%
Airlines	0.25%
Apparel	0.08%
Auto Manufacturers	0.17%
Auto Parts & Equipment	0.00%
Banks	9.57%
Beverages	0.15%
Biotechnology	0.07%
Building Materials	0.05%
Chemicals	0.10%
Commercial Services	0.32%
Computers	0.20%
Cosmetics & Personal Care	0.13%
Distribution/Wholesale	0.00%
Diversified Financial Services	1.27%
Electric	1.32%
Electrical Components & Equipment	0.04%
Electronics	0.00%
Engineering & Construction	0.02%
Entertainment	0.16%
Environmental Control	0.01%
Food	0.18%
Gas	0.19%
Health Care Products	0.13%
Health Care Services	0.60%
Housewares	0.02%
Insurance	0.47%
Internet	0.51%
Iron & Steel	0.11%
Machinery Diversified	0.05%
Media	1.01%
Mining	0.46%
Miscellaneous Manufacturing	0.03%
Oil & Gas	1.49%
Oil & Gas Services	0.05%
Packaging & Containers	0.02%
Pharmaceuticals	1.15%
Pipelines	1.01%
Private Equity	0.01%
Real Estate	0.05%
Security Type/Sector	Percentage of Net Assets
Real Estate Investment Trusts	0.47%
Retail	0.45%
Savings & Loans	0.07%
Semiconductors	0.43%
Software	0.43%
Telecommunications	0.99%
Transportation	0.05%
Trucking & Leasing	0.02%
Water	0.01%
Loan Agreement	0.03%
Municipal Bonds	0.03%
Non-Agency Asset-Backed Securities	8.47%
Non-Agency Collateralized Mortgage Obligations	3.19%
Non-Agency Commercial Mortgage-Backed Securities	3.24%
Regional Bonds	0.11%
Sovereign Bonds	0.36%
U.S. Treasury Obligations	25.96%
Money Market Fund	0.93%
Total Investments	99.39%
Receivables and Other Assets Net of Liabilities	0.61%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
U.S. Government	58.45%
AAA	7.38%
AA	5.59%
A	13.03%
BBB	12.06%
BB	0.18%
B	0.00%
CCC	0.11%
Below CCC	0.00%
Non-Rated	3.20%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan Core Bond Fund-3

LVIP JPMorgan Core Bond Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–2.69%
•Fannie Mae Connecticut Avenue Securities
Series 2021-R01 1M2 6.89% (SOFR30A + 1.55%) 10/25/41	970,000	$970,191
Series 2022-R03 1M2 8.84% (SOFR30A + 3.50%) 3/25/42	760,000	794,477
Series 2023-R06 1M2 8.04% (SOFR30A + 2.70%) 7/25/43	1,550,000	1,596,257
Fannie Mae Grantor Trust Series 2017-T1 A 2.90% 6/25/27	663,183	625,390
Fannie Mae REMIC Trust
~^Series 1999-W1 0.00% 2/25/29	7,727	6,492
Series 1999-W4 A9 6.25% 2/25/29	27,465	27,657
Series 2002-W7 A4 6.00% 6/25/29	84,697	85,733
•Series 2003-W1 1A1 4.79% 12/25/42	101,174	98,412
•Series 2003-W1 2A 5.20% 12/25/42	15,487	15,014
Fannie Mae REMICs
Series 1994-37 L 6.50% 3/25/24	280	279
Series 1994-72 K 6.00% 4/25/24	1,440	1,435
Series 1995-2 Z 8.50% 1/25/25	284	285
Series 1997-39 PD 7.50% 5/20/27	1,409	1,451
Series 1997-46 PL 6.00% 7/18/27	2,298	2,315
Series 1998-36 ZB 6.00% 7/18/28	991	1,004
Series 1998-46 GZ 6.50% 8/18/28	4,067	4,135
Series 1998-58 PC 6.50% 10/25/28	9,178	9,346
*Series 1999-39 JH 6.50% 8/25/29	18,295	2,003
*Series 2000-52 8.50% 1/25/31	1,025	168
Series 2001-30 PM 7.00% 7/25/31	8,605	8,932
*Series 2001-33 ID 6.00% 7/25/31	32,397	4,861
Series 2001-36 DE 7.00% 8/25/31	13,494	14,069
Series 2001-44 PD 7.00% 9/25/31	1,164	1,198
Series 2001-61 Z 7.00% 11/25/31	24,973	26,580
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
•Series 2002-1 SA 7.47% (24.82% minus SOFR30A) 2/25/32	526	$621
*•Series 2002-13 SJ 1.60% (7.99% minus SOFR30A) 3/25/32	18,242	412
~^Series 2002-15 0.00% 4/25/32	18,206	16,311
Series 2002-28 PK 6.50% 5/25/32	9,387	9,734
*•Series 2002-68 SH 2.55% (7.89% minus SOFR30A) 10/18/32	21,491	2,177
•Series 2002-77 S 4.49% (14.27% minus SOFR30A) 12/25/32	2,060	2,117
*•Series 2003-116 SB 2.15% (7.49% minus SOFR30A) 11/25/33	26,939	2,515
•Series 2003-130 SX 3.34% (11.35% minus SOFR30A) 1/25/34	343	339
Series 2003-131 CH 5.50% 1/25/34	33,390	34,210
~^Series 2003-132 OA 0.00% 8/25/33	813	733
Series 2003-22 UD 4.00% 4/25/33	52,180	50,970
*Series 2003-44 IU 7.00% 6/25/33	11,400	2,307
Series 2003-47 PE 5.75% 6/25/33	10,373	10,668
•Series 2003-64 SX 0.14% (13.46% minus SOFR30A) 7/25/33	1,833	1,661
Series 2003-7 A1 6.50% 12/25/42	77,975	78,796
•Series 2003-71 DS 0.21% (7.31% minus SOFR30A) 8/25/33	15,045	13,046
•Series 2003-91 SD 3.41% (12.31% minus SOFR30A) 9/25/33	2,875	2,784
Series 2004-35 AZ 4.50% 5/25/34	44,696	44,150
•Series 2004-36 SA 4.53% (19.21% minus SOFR30A) 5/25/34	19,770	21,047
•Series 2004-46 SK 1.51% (16.18% minus SOFR30A) 5/25/34	7,080	7,077
•Series 2004-51 SY 3.34% (14.01% minus SOFR30A) 7/25/34	1,860	1,844
LVIP JPMorgan Core Bond Fund-4

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
•Series 2004-61 SK 8.50% (50.19% minus SOFR30A) 11/25/32	11,485	$12,210
Series 2004-79 ZE 5.50% 11/25/34	248,123	253,532
Series 2004-91 HC 6.00% 12/25/34	327,550	334,407
•Series 2005-45 DC 4.32% (23.89% minus SOFR30A) 6/25/35	28,567	31,911
Series 2005-84 XM 5.75% 10/25/35	16,134	16,570
~^Series 2006-110 0.00% 11/25/36	11,188	9,304
*•Series 2006-117 GS 1.20% (6.54% minus SOFR30A) 12/25/36	21,506	1,988
~^Series 2006-22 AO 0.00% 4/25/36	12,992	10,873
•Series 2006-46 SW 4.21% (23.78% minus SOFR30A) 6/25/36	3,966	4,285
*•Series 2007-100 SM 1.00% (6.34% minus SOFR30A) 10/25/37	20,808	2,051
*•Series 2007-53 SH 0.65% (5.99% minus SOFR30A) 6/25/37	25,502	1,962
*•Series 2007-7 SG 1.05% (6.39% minus SOFR30A) 8/25/36	42,337	4,795
*•Series 2007-88 VI 1.09% (6.43% minus SOFR30A) 9/25/37	39,344	3,939
*•Series 2008-1 BI 0.46% (5.80% minus SOFR30A) 2/25/38	20,869	1,593
*•Series 2008-16 IS 0.75% (6.09% minus SOFR30A) 3/25/38	5,309	375
*•Series 2008-46 HI 1.79% 6/25/38	7,422	353
*•Series 2008-53 CI 1.75% (7.09% minus SOFR30A) 7/25/38	7,760	856
*•Series 2009-112 ST 0.80% (6.14% minus SOFR30A) 1/25/40	18,663	1,691
*•Series 2010-100 SV 1.18% (6.52% minus SOFR30A) 9/25/40	788,532	83,165
Series 2010-102 PN 5.00% 9/25/40	322,113	325,107
Series 2010-134 KZ 4.50% 12/25/40	201,530	184,471
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
*•Series 2010-35 SB 0.97% (6.31% minus SOFR30A) 4/25/40	7,728	$654
Series 2010-80 PZ 5.00% 7/25/40	333,956	338,354
*Series 2012-101 BI 4.00% 9/25/27	10,464	183
Series 2012-118 VZ 3.00% 11/25/42	774,273	698,887
Series 2012-30 DZ 4.00% 4/25/42	149,215	145,055
~^Series 2013-128 0.00% 12/25/43	69,364	51,969
*•Series 2013-54 BS 0.70% (6.04% minus SOFR30A) 6/25/43	50,632	5,691
Series 2013-67 KZ 2.50% 4/25/43	909,875	736,467
*Series 2014-15 JI 3.50% 4/25/29	1,649,868	92,967
Series 2014-19 Z 4.50% 4/25/44	479,960	475,415
*Series 2014-38 QI 5.50% 12/25/43	253,087	44,100
Series 2015-65 CZ 3.50% 9/25/45	669,044	560,457
Series 2016-38 NA 3.00% 1/25/46	78,016	71,306
*•Series 2016-61 BS 0.65% (5.99% minus SOFR30A) 9/25/46	947,455	63,204
*•Series 2017-76 SB 0.65% (5.99% minus SOFR30A) 10/25/57	829,919	91,642
*•Series 2017-85 SC 0.75% (6.09% minus SOFR30A) 11/25/47	165,372	15,467
Series 2020-47 GZ 2.00% 7/25/50	643,467	383,095
Series 2020-56 AQ 2.00% 8/25/50	2,000,000	1,549,438
*Series 2020-56 DI 2.50% 8/25/50	379,298	61,158
Series 2020-57 TA 2.00% 4/25/50	1,425,915	1,223,655
*Series 2020-73 KI 3.00% 10/25/50	474,086	80,581
Series 2020-90 PE 2.00% 12/25/50	1,398,029	1,128,087
Series 2021-1 EP 1.00% 11/25/50	622,022	481,345
*Series 2021-1 IG 2.50% 2/25/51	1,334,750	222,068
Series 2021-25 GA 1.00% 5/25/51	1,045,712	792,074
LVIP JPMorgan Core Bond Fund-5

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Fannie Mae REMICs (continued)
Series 2021-28 LB 2.00% 4/25/51	1,220,605	$1,010,044
*Series 2021-3 QI 2.50% 2/25/51	1,536,048	232,148
*Series 2021-43 IO 2.50% 6/25/51	2,775,209	437,230
*Series 2021-44 MI 2.50% 7/25/51	724,630	123,847
*Series 2021-61 KI 2.50% 4/25/49	2,630,139	386,819
Series 2021-65 JA 2.00% 1/25/46	437,464	370,688
Series 2022-29 KZ 1.50% 6/25/42	1,331,225	931,440
*Series 2022-86 IO 2.50% 5/25/50	1,694,731	235,980
Fannie Mae Strips
~^Series 329 1 0.00% 1/25/33	1,497	1,287
*Series 365 8 5.50% 5/25/36	6,831	1,290
*Series 427 C73 3.00% 12/25/48	1,870,601	305,452
Fannie Mae Trust Series 2004-W2 2A2 7.00% 2/25/44	6,028	6,230
Freddie Mac REMICs
•Series 1671 QC 10.00% (44.15% minus ECOFC) 2/15/24	23	23
Series 1694 PK 6.50% 3/15/24	55	55
Series 1863 Z 6.50% 7/15/26	36	37
~^Series 1865 D 0.00% 2/15/24	39	38
Series 1981 Z 6.00% 5/15/27	1,195	1,200
Series 1987 PE 7.50% 9/15/27	3,010	3,114
Series 1999 PU 7.00% 10/15/27	5,826	5,915
Series 2031 PG 7.00% 2/15/28	15,053	15,487
*•Series 2033 SN 17.58% (31.43% minus ECOFC) 3/15/24	11	0
Series 2035 PC 6.95% 3/15/28	14,910	15,089
*Series 2038 PN 7.00% 3/15/28	948	101
Series 2054 PV 7.50% 5/15/28	2,779	2,861
Series 2057 PE 6.75% 5/15/28	24,375	25,062
Series 2064 TE 7.00% 6/15/28	1,469	1,518
Series 2075 PH 6.50% 8/15/28	3,534	3,601
Series 2095 PE 6.00% 11/15/28	10,562	10,731
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
•Series 2132 SB 6.95% (30.05% minus SOFR30A) 3/15/29	644	$716
Series 2178 PB 7.00% 8/15/29	6,055	6,206
Series 2182 ZB 8.00% 9/15/29	9,898	10,147
•Series 2204 GB 8.00% 12/20/29	183	28
Series 2247 Z 7.50% 8/15/30	2,987	3,115
Series 2259 ZC 7.35% 10/15/30	77,197	80,554
~^Series 2306 K 0.00% 5/15/24	40	40
*•Series 2306 SE 6.10% (10.60% minus H15T10Y) 5/15/24	96	1
Series 2325 PM 7.00% 6/15/31	1,615	1,679
Series 2344 ZD 6.50% 8/15/31	15,606	15,940
Series 2344 ZJ 6.50% 8/15/31	3,249	3,331
Series 2345 NE 6.50% 8/15/31	1,706	1,777
Series 2359 ZB 8.50% 6/15/31	8,418	9,091
Series 2367 ME 6.50% 10/15/31	30,698	31,785
~^Series 2390 DO 0.00% 12/15/31	1,960	1,801
Series 2410 OE 6.38% 2/15/32	264	264
•Series 2410 QS 5.32% (19.20% minus SOFR30A) 2/15/32	4,363	4,680
*•Series 2410 QX 3.20% (8.54% minus SOFR30A) 2/15/32	3,747	395
•Series 2412 SP 5.19% (15.87% minus SOFR30A) 2/15/32	4,412	4,691
Series 2423 MC 7.00% 3/15/32	9,118	9,519
Series 2423 MT 7.00% 3/15/32	13,888	14,521
Series 2435 CJ 6.50% 4/15/32	29,345	30,881
*•Series 2444 ES 2.50% (7.84% minus SOFR30A) 3/15/32	5,675	593
*•Series 2450 SW 2.55% (7.89% minus SOFR30A) 3/15/32	3,784	400
Series 2455 GK 6.50% 5/15/32	10,320	10,758
Series 2484 LZ 6.50% 7/15/32	7,584	7,784
LVIP JPMorgan Core Bond Fund-6

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
Series 2500 MC 6.00% 9/15/32	23,893	$24,641
Series 2543 YX 6.00% 12/15/32	344,261	355,722
Series 2544 HC 6.00% 12/15/32	18,931	19,609
Series 2574 PE 5.50% 2/15/33	99,652	101,802
Series 2575 ME 6.00% 2/15/33	48,861	50,594
*Series 2586 WI 6.50% 3/15/33	3,151	560
Series 2647 A 3.25% 4/15/32	15,247	14,650
Series 2764 UG 5.00% 3/15/34	86,384	87,317
Series 2949 GE 5.50% 3/15/35	108,392	110,957
Series 3047 OD 5.50% 10/15/35	97,640	99,022
•Series 3085 VS 6.91% (28.26% minus SOFR30A) 12/15/35	26,588	33,146
Series 3098 KG 5.50% 1/15/36	93,868	96,708
~^Series 3117 EO 0.00% 2/15/36	8,244	6,768
*•Series 3260 CS 0.69% (6.03% minus SOFR30A) 1/15/37	8,803	715
*•Series 3380 SI 0.92% (6.26% minus SOFR30A) 10/15/37	520,276	50,497
*•Series 3385 SN 0.55% (5.89% minus SOFR30A) 11/15/37	6,701	359
*•Series 3387 SA 0.97% (6.31% minus SOFR30A) 11/15/37	22,797	2,036
Series 3423 PB 5.50% 3/15/38	102,088	105,419
*•Series 3451 SA 0.60% (5.94% minus SOFR30A) 5/15/38	2,380	187
*•Series 3455 SE 0.75% (6.09% minus SOFR30A) 6/15/38	78,602	6,915
Series 3786 PD 4.50% 1/15/41	407,000	401,659
*•Series 3973 SA 1.04% (6.38% minus SOFR30A) 12/15/41	391,152	43,080
Series 4664 UZ 4.00% 3/15/47	1,309,376	1,203,835
Series 4793 CB 3.00% 5/15/48	469,932	420,502
Series 4793 CD 3.00% 6/15/48	312,363	279,277
Series 4813 CJ 3.00% 8/15/48	255,367	221,006
Series 4991 QV 2.00% 9/25/45	371,021	297,523
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac REMICs (continued)
*Series 5010 IK 2.50% 9/25/50	328,395	$48,753
*Series 5010 JI 2.50% 9/25/50	856,467	138,552
*Series 5013 IN 2.50% 9/25/50	398,038	64,625
*Series 5018 MI 2.00% 10/25/50	815,762	105,969
*Series 5059 IB 2.50% 1/25/51	1,233,470	201,574
Series 5092 AP 2.00% 4/25/41	546,177	478,411
*Series 5140 NI 2.50% 5/25/49	1,391,260	197,545
*Series 5148 BI 2.50% 1/25/49	2,879,983	413,957
*Series 5148 CI 2.00% 6/25/49	1,358,429	159,836
*Series 5202 IN 3.00% 1/25/47	1,142,373	147,048
Series 5224 HL 4.00% 4/25/52	1,300,000	1,195,706
Freddie Mac Seasoned Credit Risk Transfer Trust
Series 2019-1 MT 3.50% 7/25/58	417,629	380,564
Series 2019-3 MB 3.50% 10/25/58	291,527	242,553
Series 2022-1 MTU 3.25% 11/25/61	779,325	695,530
Series 2023-1 MT 3.00% 10/25/62	1,262,334	1,108,684
•Freddie Mac STACR REMIC Trust
Series 2020-DNA3 B1 10.55% (SOFR30A + 5.21%) 6/25/50	743,252	814,636
Series 2021-DNA6 M2 6.84% (SOFR30A + 1.50%) 10/25/41	2,470,000	2,452,473
Series 2022-DNA2 M1A 6.64% (SOFR30A + 1.30%) 2/25/42	1,956,892	1,957,753
Series 2022-DNA3 M1B 8.24% (SOFR30A + 2.90%) 4/25/42	2,640,000	2,710,545
Series 2022-DNA4 M1B 8.69% (SOFR30A + 3.35%) 5/25/42	700,000	727,280
Freddie Mac Strips
*Series 233 11 5.00% 9/15/35	15,850	2,600
*•Series 239 S30 2.25% (7.59% minus SOFR30A) 8/15/36	17,954	2,417
Series 262 35 3.50% 7/15/42	84,801	81,241
Series 299 300 3.00% 1/15/43	55,039	49,961
*•Series 334 S7 0.65% (5.99% minus SOFR30A) 8/15/44	593,905	63,013
LVIP JPMorgan Core Bond Fund-7

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Freddie Mac Strips (continued)
*•Series 353 S1 0.55% (5.89% minus SOFR30A) 12/15/46	249,094	$23,875
•Freddie Mac Structured Agency Credit Risk Debt Notes Series 2021-DNA2 M2 7.64% (SOFR30A + 2.30%) 8/25/33	792,763	804,101
Freddie Mac Structured Pass Through Certificates
♦•Series T-41 3A 4.36% 7/25/32	5,912	5,550
♦Series T-54 2A 6.50% 2/25/43	46,886	49,269
♦Series T-54 3A 7.00% 2/25/43	19,948	20,874
~♦^Series T-56 A 0.00% 5/25/43	132,278	89,608
~♦^Series T-58 A 0.00% 9/25/43	7,650	5,896
GNMA
Series 2001-10 PE 6.50% 3/16/31	136,849	139,908
•Series 2004-28 S 4.61% (19.35% minus LIBOR01M) 4/16/34	7,095	7,678
Series 2006-38 OH 6.50% 8/20/36	464,770	494,483
*•Series 2007-45 QA 1.17% (6.53% minus TSFR01M) 7/20/37	31,050	3,079
*•Series 2007-51 SG 1.11% (6.47% minus TSFR01M) 8/20/37	96,763	10,316
*•Series 2007-76 SA 1.06% (6.42% minus TSFR01M) 11/20/37	24,874	2,478
*•Series 2008-2 MS 1.69% (7.05% minus TSFR01M) 1/16/38	22,193	2,502
*•Series 2008-55 SA 0.73% (6.09% minus TSFR01M) 6/20/38	14,855	1,314
Series 2009-104 KB 5.50% 11/16/39	236,000	245,521
*•Series 2009-106 ST 0.53% (5.89% minus TSFR01M) 2/20/38	78,276	5,780
*Series 2009-14 KI 6.50% 3/20/39	22,456	5,488
*Series 2009-14 NI 6.50% 3/20/39	17,038	4,128
*•Series 2009-22 SA 0.80% (6.16% minus TSFR01M) 4/20/39	35,763	2,114
*•Series 2009-31 TS 0.83% (6.19% minus TSFR01M) 3/20/39	18,286	486
*•Series 2009-6 SA 0.63% (5.99% minus TSFR01M) 2/16/39	8,095	624
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*•Series 2009-6 SH 0.57% (5.93% minus TSFR01M) 2/20/39	28,628	$2,352
*•Series 2009-64 SN 0.63% (5.99% minus TSFR01M) 7/16/39	26,213	1,288
~^Series 2009-79 OK 0.00% 11/16/37	17,116	14,071
Series 2010-130 CP 7.00% 10/16/40	24,740	26,881
*•Series 2011-75 SM 1.13% (6.49% minus TSFR01M) 5/20/41	48,284	4,442
•Series 2011-H19 FA 5.91% (TSFR01M + 0.58%) 8/20/61	119,819	118,857
•Series 2012-H23 SA 5.97% (TSFR01M + 0.64%) 10/20/62	353,452	351,779
•Series 2013-107 AD 2.84% 11/16/47	330,554	302,013
*•Series 2013-50 IO 0.06% 10/16/48	3,381,914	8,983
*Series 2013-53 OI 3.50% 4/20/43	424,544	46,801
Series 2013-69 MA 1.50% 8/20/42	168,493	148,768
*•Series 2013-74 IO 0.45% 12/16/53	4,321,602	52,536
•Series 2013-H08 FC 5.89% (TSFR01M + 0.56%) 2/20/63	137,401	136,333
Series 2013-H09 HA 1.65% 4/20/63	2,552	2,377
•Series 2014-17 AM 3.54% 6/16/48	3,819	3,689
•Series 2014-H17 FC 5.94% (TSFR01M + 0.61%) 7/20/64	157,196	155,999
•Series 2015-137 WA 5.54% 1/20/38	131,838	135,456
•Series 2015-H16 FG 5.88% (TSFR01M + 0.55%) 7/20/65	359,763	356,209
•Series 2015-H30 FE 6.04% (TSFR01M + 0.71%) 11/20/65	460,218	457,645
*•Series 2016-128 IO 0.74% 9/16/56	2,568,087	113,450
*•Series 2016-135 SB 0.63% (5.99% minus TSFR01M) 10/16/46	432,945	59,236
Series 2016-135 Z 3.00% 10/20/46	247,906	207,104
LVIP JPMorgan Core Bond Fund-8

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*•Series 2016-21 ST 0.68% (6.04% minus TSFR01M) 2/20/46	857,914	$96,252
*Series 2016-84 IG 4.50% 11/16/45	1,262,224	238,219
•Series 2016-H11 FD 4.87% (TSFR12M + 1.12%) 5/20/66	107,266	106,652
•Series 2016-H26 FC 6.44% (TSFR01M + 1.11%) 12/20/66	79,023	78,799
*•Series 2017-145 IO 0.51% 4/16/57	1,207,840	36,758
*•Series 2017-157 IO 0.50% 12/16/59	684,753	23,135
*•Series 2017-8 IO 0.45% 8/16/58	902,550	22,305
•Series 2017-H14 FK 5.61% (H15T1Y + 0.20%) 5/20/67	144,588	143,762
•Series 2017-H14 FV 5.94% (TSFR01M + 0.61%) 6/20/67	199,767	198,211
*‡•Series 2017-H22 IC 0.00% 11/20/67	923,999	26,930
•Series 2018-H13 FC 5.74% (TSFR01M + 0.41%) 7/20/68	208,334	205,959
•Series 2019-H13 FT 5.86% (H15T1Y + 0.45%) 8/20/69	118,300	117,967
Series 2020-103 AD 1.45% 1/16/63	1,802,470	1,333,505
*•Series 2020-109 AI 0.84% 5/16/60	1,560,246	91,608
*Series 2020-123 IL 2.50% 8/20/50	279,832	36,489
*Series 2020-123 NI 2.50% 8/20/50	886,874	117,155
*Series 2020-127 IN 2.50% 8/20/50	361,394	47,374
*Series 2020-129 IE 2.50% 9/20/50	376,668	49,111
*Series 2020-160 IH 2.50% 10/20/50	234,928	31,736
*Series 2020-160 VI 2.50% 10/20/50	377,406	51,086
*Series 2020-160 YI 2.50% 10/20/50	1,298,474	174,120
*Series 2020-173 MI 2.50% 11/20/50	5,337,254	714,581
*Series 2020-181 WI 2.00% 12/20/50	2,670,667	285,974
*•Series 2020-184 IO 0.91% 11/16/60	2,145,590	139,064
•Series 2020-30 PT 4.77% 3/20/48	630,813	614,766
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*Series 2020-47 MI 3.50% 4/20/50	727,850	$123,975
*Series 2020-47 NI 3.50% 4/20/50	275,115	47,553
•Series 2020-H12 F 5.94% (TSFR01M + 0.61%) 7/20/70	97,846	96,180
•Series 2020-H13 FA 5.89% (TSFR01M + 0.56%) 7/20/70	312,115	306,031
•Series 2020-H13 FC 5.89% (TSFR01M + 0.56%) 7/20/70	94,525	92,732
*•Series 2021-110 IO 0.87% 11/16/63	3,579,059	239,512
*•Series 2021-133 IO 0.88% 7/16/63	4,062,690	269,941
Series 2021-188 PA 2.00% 10/20/51	70,182	58,989
*Series 2021-191 NI 3.00% 10/20/51	453,061	75,679
Series 2021-2 AH 1.50% 6/16/63	167,915	129,672
Series 2021-223 P 2.00% 6/20/51	1,011,717	878,958
*Series 2021-29 TI 2.50% 2/20/51	1,355,964	227,523
*•Series 2021-37 IO 0.80% 1/16/61	2,176,967	126,542
*•Series 2021-60 IO 0.83% 5/16/63	1,710,436	103,676
*•Series 2021-68 IO 0.87% 10/16/62	2,066,959	130,458
Series 2021-77 LC 1.25% 7/20/50	118,938	94,289
Series 2022-139 AL 4.00% 7/20/51	1,500,000	1,353,384
Series 2022-189 PT 2.50% 10/20/51	840,083	703,639
•Series 2022-196 BE 3.00% 10/16/64	900,000	636,900
*•Series 2022-210 IO 0.70% 7/16/64	1,087,619	71,642
*•Series 2022-216 IO 0.75% 7/16/65	1,091,857	68,735
•Series 2022-220 E 3.00% 10/16/64	600,000	459,932
*•Series 2022-3 IO 0.64% 2/16/61	5,112,281	244,613
*•Series 2022-59 IO 0.57% 2/16/62	2,617,756	120,552
Series 2022-99 JW 2.50% 1/20/52	300,000	242,316
Series 92 AH 2.00% 6/16/64	4,299,557	3,410,543
LVIP JPMorgan Core Bond Fund-9

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
GNMA (continued)
*•Series 92 IA 0.61% 6/16/64	4,599,526	$273,291
Total Agency Collateralized Mortgage Obligations (Cost $57,548,306)		58,253,792
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–2.04%
Fannie Mae-Aces
•Series 2013-M6 1AC 3.39% 2/25/43	44,097	41,266
•Series 2014-M3 A2 3.50% 1/25/24	32,047	31,938
•Series 2015-M10 A2 3.09% 4/25/27	256,867	246,576
Series 2016-M11 AL 2.94% 7/25/39	110,237	103,882
•Series 2017-M12 A2 3.06% 6/25/27	244,499	233,643
•Series 2017-M5 A2 3.07% 4/25/29	213,697	200,906
•Series 2017-M7 A2 2.96% 2/25/27	667,150	641,410
•Series 2017-M8 A2 3.06% 5/25/27	264,894	252,856
•Series 2018-M10 A2 3.36% 7/25/28	460,000	440,351
Series 2018-M15 1A2 3.70% 1/25/36	900,000	836,393
•Series 2018-M3 A2 3.07% 2/25/30	152,906	142,997
•Series 2018-M9 APT2 3.10% 4/25/28	65,994	62,567
•Series 2019-M23 3A3 2.72% 10/25/31	458,258	400,997
Series 2019-M4 A2 3.61% 2/25/31	316,520	296,877
Series 2019-M5 A2 3.27% 2/25/29	487,412	459,644
Series 2019-M6 A2 3.45% 1/1/29	246,104	235,422
Series 2020-M50 A2 1.20% 10/25/30	322,476	291,372
*•Series 2020-M50 X1 1.83% 10/25/30	4,566,720	322,208
Series 2020-M6 A 2.50% 10/25/37	166,845	144,703
Series 2021-M3 1A1 1.00% 11/25/33	127,939	123,549
*•Series 2021-M3 X1 1.92% 11/25/33	2,403,788	204,542
•Series 2022-M1G A2 1.53% 9/25/31	3,350,000	2,736,840
•Series 2022-M1S A2 2.08% 4/25/32	1,290,000	1,078,015
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae-Aces (continued)
•Series 2022-M2S A2 3.75% 8/25/32	900,000	$854,103
•Series 2022-M3 A2 1.71% 11/25/31	1,500,000	1,221,016
•Series 2023-M4 A2 3.77% 8/25/32	200,000	187,273
•Series 2023-M8 A2 4.47% 3/25/33	9,405,000	9,423,966
•Freddie Mac Multifamily Structured Credit Risk Series 2021-MN2 M1 7.14% (SOFR30A + 1.80%) 7/25/41	1,401,974	1,310,826
Freddie Mac Multifamily Structured Pass Through Certificates
*♦•Series K058 X1 0.91% 8/25/26	19,795,039	390,362
♦Series K065 A2 3.24% 4/25/27	215,000	207,423
♦•Series K070 A2 3.30% 11/25/27	208,000	200,175
♦•Series K072 AM 3.50% 12/25/27	1,000,000	957,383
♦Series K079 AM 3.93% 6/25/28	588,000	573,164
♦•Series K081 A2 3.90% 8/25/28	395,000	386,608
*♦•Series K094 X1 0.88% 6/25/29	2,276,939	89,246
*♦•Series K094 XAM 1.15% 6/25/29	3,700,000	199,615
*♦•Series K095 XAM 1.24% 6/25/29	900,000	51,687
*♦•Series K101 X1 0.83% 10/25/29	889,984	34,832
*♦•Series K104 XAM 1.39% 1/25/30	1,900,000	133,119
*♦•Series K105 X1 1.52% 1/25/30	5,276,794	384,780
*♦•Series K110 X1 1.70% 4/25/30	4,569,192	369,165
*♦•Series K115 X1 1.32% 6/25/30	1,491,948	100,315
*♦•Series K116 X1 1.42% 7/25/30	3,671,171	260,225
*♦•Series K124 X1 0.72% 12/25/30	1,493,174	59,279
*♦•Series K128 X1 0.52% 3/25/31	6,443,225	186,444
*♦•Series K130 X1 1.04% 6/25/31	7,984,217	480,288
*♦•Series K131 X1 0.73% 7/25/31	6,784,412	298,155
*♦•Series K133 X1 0.35% 9/25/31	11,647,579	258,496
*♦•Series K142 X1 0.30% 3/25/32	5,196,329	108,115
LVIP JPMorgan Core Bond Fund-10

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac Multifamily Structured Pass Through Certificates (continued)
*♦•Series K143 X1 0.34% 4/25/55	5,293,097	$129,069
*♦•Series K145 X1 0.32% 6/25/55	5,689,166	132,702
♦Series K146 A2 2.92% 6/25/32	1,100,000	981,074
*♦•Series K147 X1 0.36% 6/25/32	7,586,861	205,108
*♦•Series K148 X1 0.25% 7/25/32	14,587,814	295,427
*♦•Series K149 X1 0.26% 8/25/32	8,382,758	179,976
♦•Series K150 A2 3.71% 9/25/32	1,000,000	944,714
♦•Series K151 A2 3.80% 10/25/32	1,150,000	1,093,232
*♦•Series K-151 X1 0.18% 10/25/32	15,194,845	246,305
*♦•Series K-1511 X1 0.78% 3/25/34	1,872,730	99,140
*♦•Series K-1520 X1 0.47% 2/25/36	3,784,957	141,448
♦•Series K-153 A2 3.82% 12/25/32	1,000,000	950,930
*♦•Series K-157 X1 0.25% 5/25/33	6,799,794	155,911
♦•Series K507 A2 4.80% 9/25/28	100,000	101,306
*♦•Series K737 X1 0.63% 10/25/26	6,317,536	85,456
*♦•Series K741 X1 0.57% 12/25/27	2,286,541	42,947
*♦•Series K742 X1 0.78% 3/25/28	4,679,847	99,408
*♦•Series K743 X1 0.92% 5/25/28	2,986,549	101,301
•Series K754 AM 4.94% 11/25/30	4,180,000	4,288,405
*♦•Series KC05 X1 1.22% 6/25/27	1,096,884	25,183
♦Series KJ14 A2 2.81% 9/25/24	161,089	158,701
♦Series KJ45 A2 4.66% 1/25/31	815,000	811,018
*♦•Series KL06 XFX 1.36% 12/25/29	4,215,000	233,149
♦•Series Q013 APT2 1.17% 5/25/50	756,273	736,333
•FREMF Mortgage Trust
Series 2014-K40 C 4.05% 11/25/47	168,000	165,060
Series 2015-K44 B 3.72% 1/25/48	640,000	625,566
	Principal Amount°	Value (U.S. $)
AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•FREMF Mortgage Trust (continued)
Series 2015-K45 B 3.61% 4/25/48	500,000	$487,885
Series 2016-K59 B 3.58% 11/25/49	180,000	171,745
Series 2018-K730 B 3.79% 2/25/50	551,000	537,772
Series 2019-K102 B 3.53% 12/25/51	750,000	678,541
Series 2019-KBF3 B 7.95% (SOFR30A + 2.61%) 1/25/29	1,025,606	1,009,257
Total Agency Commercial Mortgage-Backed Securities (Cost $44,187,636)		44,169,083
AGENCY MORTGAGE-BACKED SECURITIES–26.82%
•Fannie Mae ARM
4.49% (ECOFC + 1.25%) 3/1/29	164	162
4.75% (RFUCCT1Y + 1.61%) 1/1/34	4,925	4,878
5.13% (RFUCCT1Y + 1.60%) 5/1/35	15,773	15,599
5.19% (RFUCCT1Y + 1.74%) 10/1/34	7,962	7,858
5.30% (H15T1Y + 2.28%) 4/1/33	9,053	9,204
5.56% (H15T1Y + 2.15%) 8/1/34	12,021	12,080
5.90% (H15T1Y + 2.15%) 7/1/33	5,200	5,176
7.21% (RFUCCT6M + 1.52%) 1/1/35	26,621	26,961
Fannie Mae S.F. 10 yr
1.27% 12/1/29	1,236,870	1,034,050
1.45% 10/1/30	1,177,948	982,285
1.50% 1/1/31	1,100,000	901,611
1.56% 1/1/31	1,300,000	1,070,277
•1.75% 3/1/32	1,648,665	1,334,401
1.98% 1/1/32	1,985,000	1,656,828
2.01% 4/1/30	1,305,252	1,139,501
2.02% 8/1/30	1,059,000	914,829
•2.15% 2/1/32	1,690,000	1,421,761
2.18% 1/1/34	2,936,346	2,435,116
2.42% 10/1/29	697,854	627,611
2.52% 11/1/29	1,039,267	941,478
2.63% 3/1/26	445,086	427,293
2.93% 7/1/28	1,299,959	1,226,399
2.93% 10/1/29	1,078,958	999,111
2.93% 6/1/30	652,357	599,710
3.03% 4/1/30	650,000	600,922
3.08% 1/1/30	2,765,000	2,578,108
3.08% 4/1/30	446,726	416,554
3.11% 3/1/30	1,543,823	1,440,824
LVIP JPMorgan Core Bond Fund-11

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 10 yr (continued)
3.12% 11/1/26	890,487	$856,934
3.20% 2/1/29	176,209	167,330
3.25% 5/1/29	383,571	364,230
3.34% 2/1/27	1,000,000	963,396
3.45% 3/1/29	432,800	415,185
3.52% 6/1/28	496,209	478,792
3.52% 6/1/32	100,000	93,413
3.54% 6/1/32	1,386,000	1,289,643
3.54% 11/1/32	1,100,000	1,023,363
3.56% 7/1/32	200,000	187,115
3.64% 8/1/28	924,311	894,865
3.67% 6/1/32	97,822	92,592
3.68% 9/1/32	936,000	881,068
3.70% 8/1/32	1,200,000	1,131,775
3.72% 8/1/32	982,511	931,617
3.73% 6/1/32	99,361	94,331
3.77% 12/1/25	140,917	138,447
3.80% 9/1/32	1,105,031	1,049,793
3.81% 12/1/28	300,000	292,710
3.81% 10/1/32	1,245,000	1,183,183
3.81% 11/1/32	1,010,000	959,158
3.83% 7/1/32	199,447	190,329
3.84% 7/1/32	200,000	190,894
3.86% 7/1/32	97,867	93,832
3.88% 7/1/32	97,998	94,011
3.90% 6/1/32	100,000	95,814
3.90% 2/1/33	1,200,000	1,146,501
3.96% 2/1/30	1,200,000	1,167,268
4.06% 7/1/32	98,069	95,242
4.08% 2/1/34	2,235,000	2,164,202
4.11% 7/1/32	100,000	97,327
4.12% 11/1/32	1,405,000	1,367,820
4.13% 7/1/32	100,000	97,421
4.18% 11/1/30	294,052	286,002
4.19% 7/1/32	99,521	97,457
4.21% 2/1/33	1,000,000	979,151
4.22% 10/1/32	1,000,000	980,532
4.32% 3/1/30	1,600,000	1,588,479
4.34% 7/1/32	100,000	98,945
4.36% 2/1/33	500,000	495,226
4.42% 3/1/33	500,000	498,126
4.45% 12/1/32	1,050,000	1,046,961
4.47% 3/1/33	2,000,000	1,997,057
4.49% 6/1/28	700,000	703,921
4.55% 9/1/33	2,890,421	2,904,121
4.57% 6/1/30	1,445,667	1,456,532
4.58% 1/1/33	200,000	201,345
4.60% 2/1/30	600,000	596,585
4.68% 11/1/31	1,050,000	1,060,718
4.69% 1/1/33	298,830	303,158
4.74% 6/1/30	400,000	401,763
4.74% 2/1/33	1,070,000	1,085,992
4.83% 9/1/28	1,100,000	1,120,675
4.86% 12/1/32	775,000	796,354
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 10 yr (continued)
4.87% 3/1/33	100,000	$102,841
4.88% 9/1/28	500,000	510,455
5.34% 9/1/28	200,000	208,062
5.50% 9/1/33	10,166	10,442
6.00% 9/1/28	1,737	1,763
Fannie Mae S.F. 15 yr
1.76% 7/1/35	1,500,000	1,151,863
2.95% 7/1/27	1,018,355	966,388
3.16% 5/1/29	281,270	264,622
3.19% 3/1/36	891,813	825,937
3.48% 3/1/37	963,698	858,176
3.50% 4/1/32	1,141,970	1,110,653
3.50% 5/1/43	189,463	177,988
3.85% 8/1/32	200,000	188,071
3.89% 7/1/32	800,000	755,165
3.90% 8/1/32	100,000	94,392
4.00% 2/1/36	444,762	435,190
4.00% 7/1/42	210,258	204,005
4.00% 9/1/42	58,011	56,285
4.06% 7/1/32	300,000	286,687
4.67% 11/1/34	2,955,000	2,986,517
5.50% 4/1/38	1,828	1,826
6.50% 10/1/35	48,854	49,365
Fannie Mae S.F. 20 yr
2.00% 8/1/40	68,085	58,611
2.00% 6/1/41	240,135	205,829
2.00% 9/1/41	1,068,362	914,443
2.00% 10/1/41	1,003,137	858,028
2.00% 11/1/41	670,911	576,888
2.00% 12/1/41	1,116,454	954,082
2.00% 1/1/42	3,327,003	2,842,939
2.00% 2/1/42	865,617	739,252
2.00% 3/1/42	263,125	224,631
2.00% 5/1/42	366,792	313,542
2.50% 9/1/36	264,813	240,624
2.50% 3/1/38	804,747	730,972
2.50% 11/1/40	464,370	413,480
2.50% 3/1/41	528,437	470,489
2.50% 4/1/41	1,246,106	1,109,453
2.50% 5/1/41	879,213	784,440
2.50% 11/1/41	247,466	220,169
2.50% 2/1/42	840,659	747,747
2.50% 3/1/42	432,115	384,221
2.50% 4/1/42	974,999	860,281
2.50% 9/1/42	284,066	252,752
3.00% 7/1/35	223,980	209,928
3.00% 2/1/36	550,690	514,639
3.00% 4/1/36	414,264	387,327
3.00% 7/1/36	896,883	836,404
3.00% 8/1/36	1,465,591	1,366,108
3.00% 10/1/36	978,247	910,594
3.00% 4/1/38	339,985	321,384
3.00% 6/1/38	474,002	442,475
3.00% 9/1/40	84,581	77,942
LVIP JPMorgan Core Bond Fund-12

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 20 yr (continued)
3.00% 1/1/41	137,382	$127,192
3.00% 3/1/42	251,137	231,126
3.00% 5/1/42	358,313	327,516
3.00% 6/1/42	900,783	822,124
3.50% 12/1/34	268,613	257,372
3.50% 1/1/35	171,144	163,982
3.50% 2/1/37	121,761	116,226
3.50% 3/1/37	90,083	86,539
3.50% 12/1/37	148,590	141,342
3.50% 8/1/39	96,558	92,277
3.50% 2/1/40	486,625	466,281
3.50% 4/1/42	175,659	164,576
3.50% 1/1/44	212,255	199,403
4.50% 1/1/25	759	749
4.50% 11/1/38	412,447	409,982
Fannie Mae S.F. 30 yr
1.50% 1/1/51	572,158	447,451
1.50% 3/1/51	2,080,691	1,623,209
2.00% 8/1/50	1,089,838	898,965
2.00% 9/1/50	1,853,053	1,525,188
2.00% 10/1/50	3,080,456	2,535,281
2.00% 1/1/51	393,185	323,518
2.00% 2/1/51	8,090,927	6,670,790
2.00% 3/1/51	4,706,868	3,888,623
2.00% 4/1/51	5,260,508	4,329,934
2.00% 5/1/51	1,152,740	945,469
2.00% 7/1/51	95,657	78,685
2.00% 8/1/51	1,199,673	988,761
2.00% 10/1/51	1,427,384	1,187,085
2.00% 11/1/51	430,978	352,810
2.00% 12/1/51	454,140	371,127
2.00% 1/1/52	1,906,853	1,572,180
2.00% 2/1/52	694,235	575,615
2.00% 3/1/52	1,800,880	1,486,777
2.50% 5/1/50	1,228,666	1,060,037
2.50% 6/1/50	302,656	260,621
2.50% 7/1/50	1,420,132	1,209,764
2.50% 9/1/50	437,893	373,750
2.50% 10/1/50	1,831,924	1,577,442
2.50% 11/1/50	404,415	349,318
2.50% 12/1/50	139,075	119,896
2.50% 1/1/51	955,627	823,821
2.50% 2/1/51	666,341	573,658
2.50% 3/1/51	368,885	318,782
2.50% 4/1/51	220,472	190,811
2.50% 5/1/51	1,023,789	878,504
2.50% 6/1/51	5,144,762	4,422,314
2.50% 7/1/51	1,670,847	1,442,634
2.50% 8/1/51	4,727,607	4,053,312
2.50% 9/1/51	817,605	706,500
2.50% 10/1/51	5,490,739	4,707,033
2.50% 11/1/51	1,685,346	1,439,568
2.50% 12/1/51	1,434,035	1,222,053
2.50% 1/1/52	3,254,903	2,791,016
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
2.50% 2/1/52	4,601,584	$3,955,255
2.50% 3/1/52	6,550,843	5,614,452
2.50% 4/1/52	88,822	76,430
2.50% 7/1/61	4,504,263	3,729,991
2.50% 9/1/61	2,198,952	1,820,949
2.50% 3/1/62	968,425	800,151
3.00% 9/1/31	70,066	65,994
3.00% 6/1/43	88,207	81,068
3.00% 7/1/43	194,567	178,820
3.00% 10/1/43	194,422	178,704
3.00% 1/1/45	163,026	149,848
3.00% 9/1/46	57,280	52,176
3.00% 10/1/46	672,917	611,605
3.00% 12/1/46	402,563	366,225
3.00% 1/1/47	4,804,686	4,373,847
3.00% 2/1/47	1,760,627	1,608,836
3.00% 11/1/48	251,520	231,187
3.00% 2/1/50	690,621	635,732
3.00% 4/1/50	1,237,424	1,113,038
3.00% 10/1/50	576,003	518,506
3.00% 11/1/50	1,374,803	1,226,974
3.00% 6/1/51	143,481	129,744
3.00% 8/1/51	1,431,798	1,292,964
3.00% 10/1/51	305,350	274,140
3.00% 11/1/51	2,718,946	2,438,046
3.00% 12/1/51	575,409	518,576
3.00% 1/1/52	8,715,313	7,730,408
3.00% 2/1/52	2,457,337	2,180,187
3.00% 3/1/52	7,211,834	6,444,260
3.00% 4/1/52	980,770	872,382
3.00% 6/1/52	546,864	484,834
3.00% 7/1/60	651,791	558,632
3.00% 3/1/61	1,039,828	915,234
3.00% 6/1/62	1,318,537	1,152,788
3.50% 12/1/42	75,201	70,959
3.50% 3/1/43	608,210	575,959
3.50% 11/1/44	6,030,539	5,644,675
3.50% 2/1/46	295,590	274,285
3.50% 10/1/46	135,445	123,749
3.50% 12/1/46	826,563	780,635
3.50% 12/1/47	1,631,781	1,521,906
3.50% 11/1/48	7,220,400	6,741,581
3.50% 8/1/49	549,010	521,945
3.50% 6/1/50	110,288	102,948
3.50% 11/1/51	1,922,450	1,770,767
3.50% 12/1/51	164,537	152,225
3.50% 1/1/52	690,255	640,553
3.50% 3/1/52	590,335	543,636
3.50% 4/1/52	2,673,049	2,453,580
3.50% 5/1/52	3,622,216	3,353,209
3.50% 6/1/52	1,843,896	1,692,506
3.50% 3/1/60	704,490	639,099
3.50% 3/1/62	2,941,423	2,683,887
3.50% 6/1/62	1,004,996	907,286
LVIP JPMorgan Core Bond Fund-13

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.00% 11/1/42	478,837	$465,777
4.00% 4/1/44	1,082,484	1,051,143
4.00% 10/1/44	5,634,852	5,432,313
4.00% 12/1/44	184,519	179,265
4.00% 2/1/47	91,996	88,695
4.00% 5/1/47	713,443	686,782
4.00% 6/1/47	498,070	482,163
4.00% 6/1/48	117,247	113,041
4.00% 10/1/48	483,831	464,545
4.00% 1/1/49	509,495	490,303
4.00% 7/1/49	139,265	134,055
4.00% 3/1/50	437,026	418,611
4.00% 2/1/51	897,014	856,629
4.00% 11/1/51	691,601	654,860
4.00% 12/1/51	481,911	456,432
4.00% 4/1/52	4,829,856	4,596,087
4.00% 5/1/52	85,493	81,444
4.00% 7/1/52	1,108,268	1,052,625
4.00% 7/1/56	193,054	183,120
4.00% 8/1/56	3,628,374	3,437,161
4.00% 6/1/57	778,385	743,645
4.00% 8/1/58	1,475,332	1,409,471
4.00% 8/1/59	1,205,428	1,145,749
4.00% 12/1/61	862,334	815,266
4.00% 3/1/62	280,752	264,210
4.00% 6/1/62	318,054	302,271
4.27% 10/1/32	491,584	484,165
4.50% 4/1/39	88,835	87,854
4.50% 5/1/39	2,122	2,119
4.50% 6/1/39	450,823	449,777
4.50% 10/1/43	518,921	518,251
4.50% 2/1/46	112,457	111,618
4.50% 3/1/46	715,866	710,820
4.50% 6/1/48	272,002	269,221
4.50% 7/1/48	354,330	349,459
4.50% 8/1/48	566,463	558,560
4.50% 10/1/48	27,049	26,724
4.50% 11/1/48	277,618	273,716
4.50% 4/1/49	209,859	205,734
4.50% 5/1/49	155,812	152,956
4.50% 7/1/49	378,736	373,270
4.50% 9/1/49	1,694,538	1,670,914
4.50% 1/1/50	2,769,018	2,763,452
4.50% 3/1/50	269,685	267,673
4.50% 5/1/50	356,754	350,127
4.50% 9/1/51	348,435	340,275
4.50% 8/1/52	257,257	249,451
4.50% 9/1/52	736,993	717,890
4.50% 11/1/52	1,768,650	1,715,419
4.50% 1/1/53	745,259	722,646
4.50% 3/1/53	669,114	648,812
4.50% 4/1/53	584,128	566,404
4.50% 9/1/57	938,787	914,352
4.50% 8/1/58	946,840	922,200
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
4.50% 1/1/59	85,319	$83,098
4.50% 6/1/62	891,892	866,466
5.00% 9/1/35	8,687	8,827
5.00% 9/1/48	646,241	656,819
5.00% 10/1/48	152,792	152,819
5.00% 1/1/49	278,111	280,907
5.00% 2/1/49	77,475	77,431
5.00% 4/1/49	171,790	173,369
5.00% 6/1/49	114,686	114,706
5.00% 9/1/49	853,456	857,560
5.00% 12/1/49	830,523	836,791
5.00% 6/1/52	436,232	435,709
5.00% 7/1/52	421,337	418,868
5.00% 8/1/52	181,853	180,145
5.00% 12/1/52	94,578	93,631
5.00% 1/1/53	476,157	471,682
5.00% 2/1/53	478,705	474,203
5.00% 3/1/53	825,358	817,024
5.00% 4/1/53	845,323	836,499
5.00% 5/1/53	480,911	476,143
5.00% 6/1/53	1,684,076	1,666,071
5.00% 12/1/61	837,007	831,753
5.50% 5/1/34	180,169	185,532
5.50% 9/1/36	237,498	244,565
5.50% 1/1/38	728,718	750,401
5.50% 2/1/38	3,711	3,784
5.50% 3/1/38	1,395	1,437
5.50% 6/1/38	477	490
5.50% 1/1/39	267,351	275,315
5.50% 3/1/40	480,471	494,777
5.50% 3/1/41	246,937	254,287
5.50% 6/1/41	160,620	165,417
5.50% 7/1/41	530,475	546,284
5.50% 8/1/52	165,727	166,454
5.50% 2/1/53	292,542	294,334
5.50% 4/1/53	760,799	765,460
5.50% 5/1/53	1,259,479	1,273,418
5.50% 9/1/53	6,455,804	6,486,313
5.50% 1/1/58	1,138,703	1,178,950
6.00% 1/1/29	493	501
6.00% 3/1/32	6,174	6,363
6.00% 3/1/33	2,672	2,768
6.00% 10/1/39	284,701	295,941
6.00% 7/1/41	707,053	738,596
6.00% 1/1/53	355,717	362,766
6.00% 3/1/53	188,058	191,253
6.00% 5/1/53	948,340	967,999
6.00% 6/1/53	97,109	98,766
6.00% 7/1/53	2,018,646	2,060,635
6.50% 9/1/25	216	223
6.50% 4/1/32	15,683	16,435
6.50% 11/1/36	21,191	22,326
6.50% 10/1/38	155,078	159,014
6.50% 11/1/52	357,958	370,805
LVIP JPMorgan Core Bond Fund-14

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Fannie Mae S.F. 30 yr (continued)
6.50% 1/1/53	1,715,502	$1,777,078
6.50% 2/1/53	531,615	545,511
7.00% 6/1/35	235,325	245,070
7.50% 3/1/30	2,963	2,960
8.00% 3/1/27	4,083	4,130
8.00% 11/1/28	8,383	8,575
8.50% 6/1/30	302	301
9.00% 4/1/25	2,054	2,051
Fannie Mae S.F. 30 yr TBA 2.50% 1/1/54	855,000	727,284
•Freddie Mac ARM
2.87% (RFUCCT1Y + 1.62%) 11/1/47	817,899	784,569
3.01% (RFUCCT1Y + 1.63%) 11/1/48	2,286,744	2,168,301
3.10% (RFUCCT1Y + 1.62%) 2/1/50	1,279,115	1,212,289
4.23% (RFUCCT1Y + 1.58%) 3/1/35	15,647	15,572
4.79% (RFUCCT1Y + 1.75%) 4/1/34	5,679	5,602
5.46% (RFUCCT1Y + 1.79%) 1/1/37	7,044	7,016
5.75% (H15T1Y + 2.25%) 4/1/30	1,234	1,221
5.76% (H15T1Y + 2.11%) 1/1/27	3,983	3,942
Freddie Mac S.F. 10 yr
3.50% 4/1/33	164,171	157,948
3.75% 8/1/32	1,200,000	1,132,707
7.00% 7/1/29	21,579	21,887
Freddie Mac S.F. 15 yr
3.00% 9/1/32	90,951	86,988
3.00% 10/1/32	95,131	90,883
3.00% 10/1/33	68,107	64,936
3.00% 12/1/33	26,757	25,488
Freddie Mac S.F. 20 yr
1.50% 11/1/40	2,339,528	1,954,391
1.50% 5/1/41	2,431,032	2,018,266
1.50% 7/1/41	1,818,042	1,506,526
1.50% 10/1/41	2,548,063	2,111,432
1.50% 11/1/41	342,929	284,164
2.00% 10/1/40	1,126,083	969,234
2.00% 7/1/41	1,094,649	939,102
2.00% 9/1/41	2,868,565	2,454,902
2.00% 10/1/41	1,168,005	999,127
2.00% 11/1/41	665,348	572,439
2.00% 12/1/41	1,285,261	1,098,446
2.00% 1/1/42	3,947,412	3,374,998
2.00% 2/1/42	1,131,683	966,443
2.00% 4/1/42	2,532,765	2,168,544
2.00% 5/1/42	187,456	160,000
2.00% 8/1/42	182,710	156,349
2.50% 4/1/41	147,778	131,570
2.50% 3/1/42	436,358	387,994
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 20 yr (continued)
3.00% 6/1/36	63,880	$59,593
3.00% 5/1/42	88,842	80,334
3.00% 7/1/42	539,615	492,276
3.00% 9/1/42	1,017,846	928,869
3.50% 1/1/38	928,640	883,334
3.50% 6/1/42	160,787	148,091
4.00% 6/1/42	74,724	72,603
Freddie Mac S.F. 30 yr
1.50% 2/1/51	661,073	516,914
1.50% 3/1/52	461,859	359,699
2.00% 11/1/50	1,284,286	1,064,197
2.00% 2/1/51	2,918,806	2,427,250
2.00% 3/1/51	1,645,460	1,369,101
2.00% 4/1/51	503,867	422,512
2.00% 6/1/51	916,011	756,120
2.00% 8/1/51	840,511	688,331
2.00% 2/1/52	650,014	535,487
2.50% 7/1/50	4,534,937	3,893,491
2.50% 10/1/50	952,389	825,163
2.50% 11/1/50	3,400,091	2,943,399
2.50% 12/1/50	3,636,535	3,140,294
2.50% 1/1/51	44,172	38,099
2.50% 2/1/51	1,408,084	1,219,759
2.50% 3/1/51	71,841	62,492
2.50% 5/1/51	938,682	806,913
2.50% 7/1/51	344,148	293,095
2.50% 8/1/51	2,579,103	2,223,347
2.50% 9/1/51	513,020	442,053
2.50% 10/1/51	2,997,962	2,568,930
2.50% 11/1/51	6,175,001	5,326,203
2.50% 12/1/51	162,989	139,592
2.50% 1/1/52	11,840,726	10,183,209
2.50% 2/1/52	964,342	831,224
2.50% 3/1/52	88,528	76,271
2.50% 4/1/52	7,167,220	6,176,572
3.00% 1/1/47	1,779,624	1,619,752
3.00% 9/1/48	37,429	33,787
3.00% 9/1/49	363,433	327,569
3.00% 11/1/49	361,180	325,170
3.00% 1/1/50	42,483	38,494
3.00% 6/1/50	1,032,939	920,498
3.00% 8/1/50	5,164,714	4,623,160
3.00% 2/1/51	161,639	144,207
3.00% 6/1/51	515,924	462,644
3.00% 10/1/51	445,586	399,451
3.00% 11/1/51	320,755	285,350
3.00% 12/1/51	183,712	163,874
3.00% 1/1/52	261,993	234,441
3.00% 2/1/52	1,456,434	1,289,629
3.00% 4/1/52	182,122	163,140
3.50% 7/1/50	662,100	614,721
3.50% 12/1/50	856,225	794,065
3.50% 1/1/52	167,709	154,631
3.50% 4/1/52	1,544,901	1,417,496
LVIP JPMorgan Core Bond Fund-15

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
Freddie Mac S.F. 30 yr (continued)
3.50% 5/1/52	1,718,748	$1,578,625
3.50% 6/1/52	1,853,367	1,700,369
4.00% 9/1/32	200,000	192,330
4.00% 8/1/44	13,626	13,011
4.00% 5/1/45	8,917	8,609
4.00% 10/1/45	14,306	13,792
4.00% 11/1/45	11,789	11,366
4.00% 1/1/46	118,404	115,041
4.00% 7/1/49	5,371,205	5,175,386
4.00% 1/1/50	260,122	249,456
4.00% 7/1/50	866,059	826,725
4.00% 4/1/52	4,653,335	4,426,058
4.00% 7/1/52	364,014	349,744
4.00% 2/1/53	1,691,199	1,620,032
4.50% 10/1/35	111,305	111,685
4.50% 3/1/47	597,084	592,969
4.50% 5/1/47	32,089	31,762
4.50% 6/1/47	542,340	537,831
4.50% 9/1/50	187,881	184,331
4.50% 1/1/51	584,056	575,424
4.50% 7/1/52	742,578	722,720
4.50% 8/1/52	187,727	184,115
4.50% 9/1/52	182,946	177,395
4.50% 10/1/52	1,634,108	1,584,525
4.50% 11/1/52	2,441,553	2,371,821
4.50% 12/1/52	562,154	545,097
5.00% 1/1/49	11,361	11,408
5.00% 7/1/52	2,078,672	2,059,135
5.00% 11/1/52	373,181	370,256
5.00% 12/1/52	467,896	463,282
5.00% 1/1/53	1,010,152	1,000,658
5.00% 3/1/53	847,072	842,408
5.00% 4/1/53	1,259,327	1,246,359
5.00% 6/1/53	482,567	477,724
5.50% 10/1/33	14,694	15,152
5.50% 12/1/52	478,320	481,157
5.50% 1/1/53	274,150	275,969
5.50% 3/1/53	567,747	572,322
5.50% 4/1/53	1,252,478	1,258,696
5.50% 5/1/53	1,131,729	1,141,103
5.50% 6/1/53	855,034	859,482
5.50% 7/1/53	294,342	299,170
6.00% 2/1/32	2,138	2,215
6.00% 12/1/52	1,506,588	1,540,573
6.50% 6/1/29	3,344	3,434
6.50% 11/1/34	3,295	3,424
6.50% 1/1/53	416,769	427,502
6.50% 2/1/53	916,770	941,746
6.50% 3/1/53	95,295	97,816
6.50% 4/1/53	739,555	759,487
6.50% 5/1/53	1,312,366	1,357,481
7.00% 4/1/35	24,079	24,907
8.50% 7/1/28	302	308
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA I S.F. 30 yr
3.00% 9/15/42	350,202	$319,549
3.00% 10/15/42	27,963	25,515
3.50% 5/15/50	240,004	224,888
4.00% 3/15/50	31,753	30,524
5.50% 6/15/38	518,611	528,073
5.50% 7/15/38	456,342	464,559
5.50% 9/15/38	794,471	830,553
6.00% 5/15/37	25,559	26,211
6.00% 10/15/38	3,536	3,610
6.50% 3/15/28	542	555
6.50% 12/15/38	10,934	11,347
7.00% 12/15/25	93	93
7.00% 11/15/27	433	437
7.00% 6/15/28	950	958
7.00% 6/15/33	2,779	2,946
7.50% 9/15/28	949	952
8.00% 10/15/27	917	917
•GNMA II
6.91% (H15T1Y + 1.84%) 8/20/71	1,303,434	1,344,144
7.14% (H15T1Y + 1.66%) 4/20/72	1,254,288	1,286,441
7.16% (H15T1Y + 1.68%) 4/20/72	1,161,270	1,192,110
7.16% (H15T1Y + 1.70%) 2/20/72	1,224,476	1,256,808
7.18% (H15T1Y + 1.71%) 3/20/72	1,012,220	1,040,089
7.30% (H15T1Y + 1.83%) 7/20/72	945,529	979,638
GNMA II S.F. 10 yr 3.75% 12/20/32	64,893	63,060
GNMA II S.F. 30 yr
2.00% 12/20/50	1,255,767	1,050,043
2.00% 2/20/51	1,280,040	1,084,152
2.00% 3/20/51	1,347,355	1,118,072
2.50% 10/20/49	682,467	600,490
2.50% 12/20/50	953,036	823,221
2.50% 1/20/51	301,462	263,542
2.50% 2/20/51	4,948,431	4,329,215
2.50% 5/20/51	290,410	249,609
2.50% 6/20/51	409,638	354,343
2.50% 7/20/51	720,398	622,493
2.50% 8/20/51	9,265,373	8,096,297
2.50% 10/20/51	4,628,935	4,024,023
2.50% 11/20/51	593,333	516,362
2.50% 12/20/51	2,197,044	1,894,129
2.50% 8/20/52	88,443	77,355
2.50% 9/20/52	359,527	314,493
2.50% 2/20/53	840,534	735,551
3.00% 1/20/46	44,703	41,139
3.00% 8/20/46	337,969	310,533
3.00% 11/20/46	175,367	160,956
3.00% 2/20/47	60,180	55,244
3.00% 4/20/47	39,918	36,636
LVIP JPMorgan Core Bond Fund-16

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
3.00% 9/20/47	231,842	$212,449
3.00% 1/20/50	655,408	594,185
3.00% 3/20/50	573,170	505,111
3.00% 7/20/50	940,023	852,783
3.00% 2/20/51	7,022,544	6,407,747
3.00% 5/20/51	64,622	58,649
3.00% 7/20/51	571,948	518,392
3.00% 9/20/51	4,714,836	4,270,248
3.00% 10/20/51	554,268	502,040
3.00% 11/20/51	854,064	775,626
3.00% 12/20/51	836,141	756,828
3.00% 1/20/52	855,735	773,563
3.00% 2/20/52	2,388,593	2,167,437
3.00% 3/20/52	9,039,971	8,151,165
3.00% 4/20/52	1,952,539	1,726,498
3.00% 11/20/52	647,940	586,433
3.00% 12/20/52	1,000,132	905,540
3.00% 1/20/53	468,637	424,151
3.00% 4/20/53	186,394	169,697
3.50% 3/20/45	9,563	9,026
3.50% 4/20/45	169,886	160,603
3.50% 11/20/45	189,568	178,755
3.50% 1/20/46	113,225	107,014
3.50% 3/20/46	540,872	509,994
3.50% 4/20/46	362,476	341,760
3.50% 5/20/46	149,429	140,887
3.50% 6/20/46	250,039	235,710
3.50% 7/20/46	154,313	145,460
3.50% 9/20/46	46,075	43,353
3.50% 9/20/47	1,916,565	1,804,856
3.50% 10/20/47	377,920	354,257
3.50% 9/20/48	5,306,314	4,995,449
3.50% 10/20/48	111,365	104,803
3.50% 11/20/48	1,108,645	1,043,182
3.50% 10/20/49	77,359	72,458
3.50% 2/20/50	111,421	103,708
3.50% 4/20/50	917,080	833,391
3.50% 2/20/52	726,706	674,745
3.50% 3/20/52	369,408	340,167
3.50% 4/20/52	2,351,752	2,188,702
3.50% 6/20/52	365,219	335,383
3.50% 12/20/52	1,431,507	1,332,262
3.50% 2/20/53	93,752	87,669
3.75% 4/20/48	1,406,074	1,335,311
4.00% 10/20/44	24,496	23,972
4.00% 8/20/46	454,894	439,400
4.00% 2/20/47	127,653	123,262
4.00% 6/20/47	1,162,222	1,120,384
4.00% 9/20/47	703,077	678,767
4.00% 11/20/47	370,756	357,903
4.00% 12/20/47	150,166	144,711
4.00% 2/20/48	468,343	451,832
4.00% 3/20/48	1,562,898	1,509,844
4.00% 4/20/48	111,420	107,627
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
4.00% 5/20/48	162,944	$157,345
4.00% 8/20/48	436,759	420,196
4.00% 9/20/48	130,053	125,022
4.00% 2/20/49	840,868	813,276
4.00% 3/20/49	258,412	249,136
4.00% 4/20/49	218,054	210,224
4.00% 10/20/49	87,180	84,423
4.00% 11/20/49	617,895	591,224
4.00% 1/20/50	71,788	70,228
4.00% 2/20/50	451,498	436,024
4.00% 3/20/50	469,566	450,230
4.00% 4/20/50	1,019,471	975,539
4.00% 2/20/52	954,196	910,082
4.00% 5/20/52	1,281,124	1,222,401
4.00% 6/20/52	1,289,425	1,233,608
4.00% 8/20/52	2,191,033	2,090,598
4.00% 4/20/53	193,686	184,808
4.50% 8/20/47	194,095	192,339
4.50% 4/20/48	351,956	348,067
4.50% 5/20/48	18,306	18,095
4.50% 6/20/48	416,144	411,290
4.50% 7/20/48	8,942	8,837
4.50% 8/20/48	1,541,535	1,523,311
4.50% 10/20/48	304,336	300,707
4.50% 12/20/48	539,783	533,294
4.50% 1/20/49	603,733	596,440
4.50% 2/20/49	546,511	539,885
4.50% 3/20/49	1,126,363	1,112,776
4.50% 9/20/49	872,180	873,513
4.50% 2/20/50	1,171,992	1,157,031
4.50% 3/20/50	122,998	121,481
4.50% 5/20/50	1,296,037	1,277,631
4.50% 11/20/50	630,118	615,278
4.50% 12/20/50	160,336	158,409
4.50% 5/20/52	2,104,896	2,062,196
4.50% 8/20/52	1,027,110	1,002,583
4.50% 9/20/52	2,518,057	2,463,143
5.00% 5/20/48	129,334	130,298
5.00% 6/20/48	85,246	85,800
5.00% 9/20/48	158,054	158,890
5.00% 10/20/48	614,866	618,973
5.00% 11/20/48	260,799	262,869
5.00% 12/20/48	379,828	381,955
5.00% 1/20/49	437,233	439,143
5.00% 4/20/49	255,860	256,969
5.00% 9/20/49	261,925	263,797
5.00% 11/20/49	162,999	164,188
5.00% 1/20/50	234,013	235,532
5.00% 12/20/51	69,942	69,997
5.00% 9/20/52	471,005	473,523
5.00% 10/20/52	1,028,605	1,022,500
5.00% 11/20/52	1,418,035	1,408,037
5.00% 12/20/52	189,819	188,612
5.00% 1/20/53	3,148,738	3,133,796
LVIP JPMorgan Core Bond Fund-17

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
AGENCY MORTGAGE-BACKED SECURITIES (continued)
GNMA II S.F. 30 yr (continued)
5.00% 3/20/53	96,921	$96,283
5.00% 5/20/53	486,544	483,717
5.00% 6/20/63	1,155,771	1,130,881
5.50% 11/20/52	1,680,537	1,694,001
5.50% 2/20/53	577,569	584,112
5.50% 6/20/53	830,631	839,503
5.50% 7/20/53	1,118,341	1,130,287
6.00% 4/20/53	992,029	1,008,627
6.00% 6/20/53	990,186	1,016,597
6.00% 6/20/63	1,307,958	1,320,875
7.50% 12/20/26	215	216
8.00% 11/20/26	3,223	3,274
8.00% 1/20/27	447	453
8.50% 5/20/25	19	19
Total Agency Mortgage-Backed Securities (Cost $561,613,968)		580,281,612
AGENCY OBLIGATIONS–0.04%
^Fannie Mae Principal Strip 0.00% 3/23/28	630,000	528,015
Tennessee Valley Authority
4.25% 9/15/65	101,000	92,797
4.63% 9/15/60	93,000	90,899
5.88% 4/1/36	140,000	159,850
Total Agency Obligations (Cost $862,205)		871,561
CORPORATE BONDS–25.48%
Aerospace & Defense–0.84%
BAE Systems Holdings, Inc. 3.80% 10/7/24	45,000	44,376
BAE Systems PLC
1.90% 2/15/31	200,000	164,376
5.80% 10/11/41	51,000	52,717
Boeing Co.
2.20% 2/4/26	200,000	188,977
2.70% 2/1/27	810,000	763,738
2.80% 3/1/27	240,000	225,793
3.20% 3/1/29	830,000	776,211
3.25% 3/1/28	224,000	210,332
3.75% 2/1/50	320,000	248,324
5.15% 5/1/30	2,170,000	2,209,084
5.71% 5/1/40	1,155,000	1,194,194
5.81% 5/1/50	1,990,000	2,060,747
5.93% 5/1/60	560,000	579,874
General Dynamics Corp. 4.25% 4/1/40	50,000	46,657
L3Harris Technologies, Inc.
4.85% 4/27/35	440,000	434,196
5.40% 7/31/33	297,000	308,804
Lockheed Martin Corp.
4.15% 6/15/53	1,580,000	1,412,248
4.50% 5/15/36	640,000	633,190
Northrop Grumman Corp.
5.15% 5/1/40	140,000	141,841
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Aerospace & Defense (continued)
Northrop Grumman Corp. (continued)
5.25% 5/1/50	3,390,000	$3,489,359
RTX Corp.
2.25% 7/1/30	570,000	492,442
3.13% 7/1/50	1,520,000	1,070,433
3.75% 11/1/46	80,000	63,519
4.13% 11/16/28	980,000	957,435
4.15% 5/15/45	138,000	117,900
4.35% 4/15/47	90,000	78,260
5.15% 2/27/33	221,000	225,231
		18,190,258
Agriculture–0.27%
Altria Group, Inc.
2.45% 2/4/32	1,730,000	1,410,762
3.40% 2/4/41	610,000	446,654
BAT Capital Corp.
2.26% 3/25/28	210,000	187,905
3.56% 8/15/27	600,000	572,588
3.73% 9/25/40	710,000	521,925
4.39% 8/15/37	250,000	209,333
4.54% 8/15/47	1,132,000	869,069
BAT International Finance PLC 1.67% 3/25/26	160,000	148,617
Bunge Ltd. Finance Corp. 2.75% 5/14/31	400,000	348,149
Philip Morris International, Inc. 2.10% 5/1/30	810,000	694,830
Reynolds American, Inc. 5.85% 8/15/45	150,000	140,408
Viterra Finance BV 3.20% 4/21/31	400,000	344,708
		5,894,948
Airlines–0.25%
♦Air Canada Pass-Through Trust
3.30% 7/15/31	193,440	173,596
3.55% 7/15/31	137,640	120,671
3.60% 9/15/28	62,250	58,525
4.13% 11/15/26	78,982	76,020
♦American Airlines Pass-Through Trust
3.00% 4/15/30	85,374	77,003
3.38% 11/1/28	920,420	842,903
3.70% 4/1/28	26,407	24,563
♦British Airways Pass-Through Trust
3.30% 6/15/34	125,496	111,519
3.80% 3/20/33	55,099	51,509
4.13% 3/20/33	74,219	67,484
♦Continental Airlines Pass-Through Trust 4.00% 4/29/26	12,570	12,291
LVIP JPMorgan Core Bond Fund-18

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
♦Delta Air Lines Pass-Through Trust 3.63% 1/30/29	260,584	$245,411
Delta Air Lines, Inc./SkyMiles IP Ltd.
4.50% 10/20/25	773,327	761,577
4.75% 10/20/28	1,580,000	1,553,912
♦Spirit Airlines Pass-Through Trust 3.38% 8/15/31	42,515	36,884
♦United Airlines Pass-Through Trust
2.70% 11/1/33	185,031	156,459
2.88% 4/7/30	68,785	61,458
3.10% 4/7/30	220,112	191,958
3.65% 7/7/27	34,910	33,056
3.70% 9/1/31	307,617	268,845
4.00% 10/11/27	40,129	38,326
4.15% 10/11/25	96,641	96,199
4.15% 2/25/33	203,548	187,586
4.30% 2/15/27	110,650	107,222
4.60% 9/1/27	75,237	71,447
		5,426,424
Apparel–0.08%
NIKE, Inc.
2.75% 3/27/27	320,000	304,735
2.85% 3/27/30	1,220,000	1,121,678
3.25% 3/27/40	330,000	277,172
		1,703,585
Auto Manufacturers–0.17%
General Motors Co.
5.60% 10/15/32	240,000	245,389
6.75% 4/1/46	150,000	161,326
General Motors Financial Co., Inc.
1.20% 10/15/24	110,000	106,153
1.25% 1/8/26	467,000	432,076
2.35% 1/8/31	97,000	80,187
2.70% 6/10/31	320,000	268,306
3.80% 4/7/25	180,000	176,209
Hyundai Capital America
1.30% 1/8/26	115,000	106,172
1.50% 6/15/26	45,000	41,093
1.80% 10/15/25	140,000	131,549
1.80% 1/10/28	215,000	188,506
2.38% 10/15/27	130,000	117,084
3.00% 2/10/27	200,000	186,905
5.65% 6/26/26	1,280,000	1,288,493
Stellantis Finance U.S., Inc. 2.69% 9/15/31	200,000	167,334
		3,696,782
Auto Parts & Equipment–0.00%
Lear Corp. 2.60% 1/15/32	110,000	89,018
		89,018
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks–9.57%
μABN AMRO Bank NV
2.47% 12/13/29	900,000	$791,737
6.58% 10/13/26	1,800,000	1,829,459
μAIB Group PLC
4.26% 4/10/25	250,000	248,668
6.61% 9/13/29	200,000	210,690
ANZ New Zealand International Ltd.
2.55% 2/13/30	200,000	173,464
3.45% 1/21/28	200,000	189,248
5.36% 8/14/28	300,000	306,713
Banco Nacional de Panama 2.50% 8/11/30	300,000	221,790
Banco Santander SA
μ1.72% 9/14/27	200,000	180,865
2.75% 5/28/25	3,400,000	3,280,342
μ4.18% 3/24/28	200,000	192,468
5.59% 8/8/28	600,000	611,777
6.61% 11/7/28	600,000	638,685
Bank of America Corp.
μ1.32% 6/19/26	1,780,000	1,675,213
μ1.66% 3/11/27	100,000	92,511
μ1.73% 7/22/27	235,000	215,296
μ1.90% 7/23/31	1,450,000	1,186,191
μ2.09% 6/14/29	204,000	179,789
μ2.57% 10/20/32	2,450,000	2,031,226
μ2.59% 4/29/31	1,083,000	933,318
μ2.68% 6/19/41	743,000	531,156
μ2.97% 2/4/33	3,510,000	2,986,380
μ3.37% 1/23/26	100,000	97,663
μ3.59% 7/21/28	2,840,000	2,693,734
μ3.71% 4/24/28	260,000	248,275
3.95% 4/21/25	92,000	90,440
μ3.97% 3/5/29	1,596,000	1,524,361
μ3.97% 2/7/30	890,000	842,382
μ4.08% 3/20/51	3,690,000	3,104,863
4.25% 10/22/26	2,600,000	2,552,720
μ4.33% 3/15/50	720,000	633,727
μ4.38% 4/27/28	360,000	351,828
4.45% 3/3/26	3,890,000	3,847,165
5.00% 1/21/44	1,660,000	1,627,840
μ5.08% 1/20/27	313,000	312,311
μ5.20% 4/25/29	590,000	593,650
μ5.29% 4/25/34	650,000	651,496
μ5.82% 9/15/29	710,000	732,914
μ5.87% 9/15/34	420,000	439,643
μBank of Ireland Group PLC
2.03% 9/30/27	206,000	187,832
6.25% 9/16/26	287,000	290,028
Bank of Montreal
1.85% 5/1/25	1,470,000	1,409,370
μ3.80% 12/15/32	277,000	254,818
5.72% 9/25/28	430,000	445,618
LVIP JPMorgan Core Bond Fund-19

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Bank of New York Mellon Corp.
1.60% 4/24/25	380,000	$364,698
μ6.32% 10/25/29	1,170,000	1,242,762
μ6.47% 10/25/34	980,000	1,085,531
Bank of Nova Scotia
1.30% 6/11/25	650,000	615,900
3.45% 4/11/25	1,610,000	1,575,184
μ4.59% 5/4/37	590,000	527,735
4.85% 2/1/30	390,000	389,329
Banque Federative du Credit Mutuel SA
1.60% 10/4/26	245,000	223,904
4.94% 1/26/26	760,000	757,290
μBarclays PLC
2.89% 11/24/32	200,000	163,916
4.97% 5/16/29	1,450,000	1,423,421
5.09% 6/20/30	600,000	580,904
6.50% 9/13/27	750,000	771,073
BNP Paribas SA
μ1.32% 1/13/27	232,000	213,931
μ2.16% 9/15/29	349,000	303,546
μ2.22% 6/9/26	1,113,000	1,062,409
μ3.13% 1/20/33	320,000	271,914
3.38% 1/9/25	300,000	293,687
μ4.38% 3/1/33	420,000	393,114
4.40% 8/14/28	1,360,000	1,324,574
4.63% 3/13/27	390,000	381,925
μ4.71% 1/10/25	2,410,000	2,409,787
μ5.13% 1/13/29	2,720,000	2,739,064
μ5.20% 1/10/30	960,000	960,863
μ5.89% 12/5/34	1,230,000	1,284,935
BPCE SA
1.00% 1/20/26	305,000	280,696
μ1.65% 10/6/26	250,000	232,664
μ2.28% 1/20/32	250,000	200,255
μ3.12% 10/19/32	320,000	260,919
4.63% 7/11/24	200,000	197,818
5.15% 7/21/24	580,000	574,950
μ5.98% 1/18/27	250,000	251,960
μ6.71% 10/19/29	1,500,000	1,579,356
μ7.00% 10/19/34	975,000	1,059,636
μCaixaBank SA 6.68% 9/13/27	385,000	394,654
Citigroup, Inc.
μ2.52% 11/3/32	870,000	717,154
μ2.56% 5/1/32	625,000	521,455
μ2.57% 6/3/31	3,210,000	2,742,036
μ2.90% 11/3/42	75,000	53,938
μ3.06% 1/25/33	171,000	145,894
μ3.11% 4/8/26	510,000	495,674
3.30% 4/27/25	3,100,000	3,027,304
μ3.52% 10/27/28	75,000	70,932
μ3.67% 7/24/28	605,000	576,583
μ3.79% 3/17/33	1,250,000	1,124,184
μ3.88% 1/24/39	50,000	43,123
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Citigroup, Inc. (continued)
μ3.89% 1/10/28	200,000	$193,398
μ4.08% 4/23/29	74,000	71,220
4.40% 6/10/25	78,000	76,991
4.45% 9/29/27	7,790,000	7,610,898
4.65% 7/23/48	1,540,000	1,418,335
μ4.66% 5/24/28	300,000	297,606
4.75% 5/18/46	470,000	420,331
μ4.91% 5/24/33	1,990,000	1,948,340
8.13% 7/15/39	50,000	64,379
Cooperatieve Rabobank UA
μ3.65% 4/6/28	600,000	571,837
3.75% 7/21/26	450,000	430,828
μ3.76% 4/6/33	500,000	448,778
4.38% 8/4/25	2,740,000	2,690,442
μCredit Agricole SA
1.25% 1/26/27	400,000	368,268
1.91% 6/16/26	1,110,000	1,052,925
4.00% 1/10/33	550,000	509,040
6.32% 10/3/29	425,000	445,128
Credit Suisse AG
1.25% 8/7/26	450,000	408,226
2.95% 4/9/25	730,000	707,455
4.75% 8/9/24	670,000	665,850
5.00% 7/9/27	1,560,000	1,560,330
7.50% 2/15/28	2,620,000	2,869,440
7.95% 1/9/25	2,474,000	2,528,481
Danske Bank AS
μ0.98% 9/10/25	1,010,000	976,749
μ3.24% 12/20/25	350,000	340,886
5.38% 1/12/24	1,500,000	1,499,658
μ6.47% 1/9/26	200,000	201,418
μDeutsche Bank AG
2.13% 11/24/26	205,000	192,150
2.55% 1/7/28	350,000	321,274
6.72% 1/18/29	150,000	157,081
6.82% 11/20/29	1,540,000	1,621,380
μDNB Bank ASA 1.61% 3/30/28	325,000	289,595
Federation des Caisses Desjardins du Quebec 5.70% 3/14/28	200,000	205,819
Goldman Sachs Group, Inc.
μ1.95% 10/21/27	195,000	178,390
μ2.38% 7/21/32	95,000	78,055
2.60% 2/7/30	400,000	351,497
μ2.64% 2/24/28	301,000	279,030
μ2.65% 10/21/32	1,120,000	933,309
μ2.91% 7/21/42	580,000	423,095
μ3.21% 4/22/42	250,000	191,439
μ3.27% 9/29/25	137,000	134,683
3.50% 4/1/25	470,000	459,311
3.50% 11/16/26	2,690,000	2,590,181
μ3.62% 3/15/28	270,000	258,967
3.63% 2/20/24	550,000	548,282
μ3.69% 6/5/28	3,022,000	2,887,330
LVIP JPMorgan Core Bond Fund-20

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Goldman Sachs Group, Inc. (continued)
3.85% 1/26/27	45,000	$43,763
μ4.02% 10/31/38	400,000	348,947
μ4.22% 5/1/29	1,780,000	1,721,842
4.25% 10/21/25	1,695,000	1,663,712
μ4.41% 4/23/39	215,000	194,413
4.75% 10/21/45	810,000	767,486
5.15% 5/22/45	610,000	589,697
μ5.80% 8/10/26	330,000	333,188
6.25% 2/1/41	1,260,000	1,405,280
μ6.48% 10/24/29	1,330,000	1,411,193
6.75% 10/1/37	650,000	715,478
HSBC Holdings PLC
μ1.59% 5/24/27	200,000	183,436
μ2.21% 8/17/29	200,000	174,585
μ2.36% 8/18/31	300,000	248,452
μ3.97% 5/22/30	1,740,000	1,625,145
μ4.04% 3/13/28	2,010,000	1,936,257
4.30% 3/8/26	510,000	501,436
6.10% 1/14/42	120,000	135,864
μ6.25% 3/9/34	250,000	265,727
6.50% 9/15/37	250,000	261,601
μ7.39% 11/3/28	315,000	337,534
ING Groep NV 3.95% 3/29/27	200,000	193,496
μKBC Group NV 6.32% 9/21/34	520,000	549,215
μKeyCorp 4.79% 6/1/33	55,000	50,495
Lloyds Banking Group PLC
μ1.63% 5/11/27	245,000	224,481
μ3.51% 3/18/26	200,000	195,319
3.90% 3/12/24	200,000	199,183
4.50% 11/4/24	220,000	217,351
4.58% 12/10/25	200,000	195,729
4.65% 3/24/26	1,070,000	1,049,138
μ5.87% 3/6/29	275,000	281,659
μMacquarie Bank Ltd. 3.05% 3/3/36	200,000	160,950
Macquarie Group Ltd.
μ1.34% 1/12/27	210,000	192,935
μ5.03% 1/15/30	220,000	217,606
6.21% 11/22/24	330,000	331,943
Mitsubishi UFJ Financial Group, Inc.
μ1.54% 7/20/27	220,000	201,018
2.05% 7/17/30	340,000	286,022
3.75% 7/18/39	515,000	450,624
μ3.84% 4/17/26	570,000	558,944
μ4.08% 4/19/28	590,000	573,687
μMizuho Financial Group, Inc.
1.23% 5/22/27	255,000	232,325
2.87% 9/13/30	220,000	194,404
5.74% 5/27/31	400,000	411,844
5.78% 7/6/29	380,000	390,899
Morgan Stanley
μ1.79% 2/13/32	280,000	223,586
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Morgan Stanley (continued)
μ2.19% 4/28/26	2,230,000	$2,142,260
μ2.48% 1/21/28	39,000	36,199
μ2.70% 1/22/31	1,740,000	1,521,067
μ3.22% 4/22/42	265,000	203,832
•3.59% 7/22/28	222,000	211,931
μ3.62% 4/1/31	3,530,000	3,251,929
3.63% 1/20/27	101,000	97,918
μ3.77% 1/24/29	1,326,000	1,264,583
4.30% 1/27/45	85,000	76,646
4.35% 9/8/26	20,000	19,627
μ4.43% 1/23/30	209,000	203,561
μ5.12% 2/1/29	155,000	155,705
μ5.16% 4/20/29	490,000	492,801
μ5.42% 7/21/34	120,000	121,785
μ5.45% 7/20/29	175,000	178,317
Morgan Stanley Bank NA 4.75% 4/21/26	285,000	284,808
National Australia Bank Ltd.
2.33% 8/21/30	250,000	203,662
μ3.93% 8/2/34	440,000	398,803
National Securities Clearing Corp. 1.50% 4/23/25	380,000	364,204
NatWest Group PLC
μ3.75% 11/1/29	200,000	195,093
μ4.27% 3/22/25	830,000	827,055
4.80% 4/5/26	283,000	280,390
μ4.89% 5/18/29	620,000	608,641
μ5.08% 1/27/30	215,000	211,638
μ5.81% 9/13/29	440,000	451,084
Nordea Bank Abp 5.38% 9/22/27	200,000	203,316
μNorthern Trust Corp. 3.38% 5/8/32	29,000	26,808
PNC Bank NA 2.50% 8/27/24	250,000	245,054
μPNC Financial Services Group, Inc. 5.07% 1/24/34	361,000	353,224
Royal Bank of Canada
1.15% 6/10/25	620,000	587,558
3.88% 5/4/32	1,930,000	1,821,208
μSantander U.K. Group Holdings PLC
1.67% 6/14/27	220,000	199,995
6.53% 1/10/29	470,000	486,283
6.83% 11/21/26	434,000	441,966
μSociete Generale SA
1.49% 12/14/26	260,000	239,300
1.79% 6/9/27	215,000	195,691
2.89% 6/9/32	500,000	412,556
μStandard Chartered PLC
1.46% 1/14/27	245,000	224,347
6.19% 7/6/27	225,000	228,648
μState Street Corp. 4.82% 1/26/34	200,000	196,798
LVIP JPMorgan Core Bond Fund-21

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Sumitomo Mitsui Financial Group, Inc.
3.01% 10/19/26	25,000	$23,807
3.04% 7/16/29	345,000	314,084
5.52% 1/13/28	370,000	378,694
5.71% 1/13/30	370,000	384,144
5.72% 9/14/28	510,000	528,139
Sumitomo Mitsui Trust Bank Ltd. 1.55% 3/25/26	403,000	373,087
Swedbank AB 6.14% 9/12/26	395,000	402,806
Toronto-Dominion Bank
1.15% 6/12/25	620,000	586,872
4.46% 6/8/32	1,180,000	1,146,544
5.16% 1/10/28	240,000	243,620
5.52% 7/17/28	110,000	113,249
5.53% 7/17/26	300,000	305,700
μTruist Financial Corp.
6.05% 6/8/27	2,000,000	2,035,226
7.16% 10/30/29	1,420,000	1,533,646
U.S. Bancorp
1.45% 5/12/25	1,460,000	1,389,492
μ2.22% 1/27/28	130,000	119,465
μ5.78% 6/12/29	840,000	862,977
μ5.84% 6/12/34	330,000	340,403
UBS AG 4.50% 6/26/48	200,000	197,029
UBS Group AG
μ1.31% 2/2/27	270,000	247,111
μ2.19% 6/5/26	250,000	237,746
μ2.59% 9/11/25	589,000	576,209
μ2.75% 2/11/33	440,000	360,899
μ3.09% 5/14/32	840,000	715,400
μ3.87% 1/12/29	250,000	235,666
4.13% 4/15/26	890,000	869,106
μ4.19% 4/1/31	1,280,000	1,191,735
4.25% 3/23/28	2,850,000	2,750,432
μ4.49% 5/12/26	350,000	344,675
4.55% 4/17/26	870,000	858,632
μ4.75% 5/12/28	1,320,000	1,299,923
μ9.02% 11/15/33	390,000	479,402
μUniCredit SpA 1.98% 6/3/27	200,000	182,879
Wells Fargo & Co.
μ2.19% 4/30/26	2,160,000	2,070,070
μ2.39% 6/2/28	750,000	686,944
μ2.88% 10/30/30	1,390,000	1,235,657
3.00% 10/23/26	1,060,000	1,006,337
μ3.35% 3/2/33	1,070,000	934,555
3.75% 1/24/24	330,000	329,554
4.15% 1/24/29	1,290,000	1,253,843
4.30% 7/22/27	670,000	655,763
4.40% 6/14/46	2,137,000	1,794,918
μ4.48% 4/4/31	1,230,000	1,188,237
4.65% 11/4/44	20,000	17,560
4.75% 12/7/46	2,010,000	1,770,216
4.90% 11/17/45	1,240,000	1,127,024
μ5.01% 4/4/51	7,300,000	6,943,665
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Banks (continued)
Wells Fargo & Co. (continued)
5.38% 11/2/43	200,000	$194,741
μ5.56% 7/25/34	310,000	315,614
μ5.57% 7/25/29	870,000	888,329
Westpac Banking Corp.
3.13% 11/18/41	221,000	154,557
μ4.32% 11/23/31	140,000	134,602
Westpac New Zealand Ltd. 4.90% 2/15/28	560,000	558,524
		207,034,039
Beverages–0.15%
Anheuser-Busch InBev Worldwide, Inc. 5.55% 1/23/49	1,610,000	1,730,123
Coca-Cola Femsa SAB de CV 1.85% 9/1/32	215,000	171,008
Constellation Brands, Inc.
2.25% 8/1/31	100,000	84,027
2.88% 5/1/30	420,000	376,183
3.60% 5/9/24	350,000	347,391
4.35% 5/9/27	490,000	485,787
4.50% 5/9/47	65,000	57,922
4.75% 5/9/32	20,000	19,923
5.25% 11/15/48	25,000	24,747
		3,297,111
Biotechnology–0.07%
Amgen, Inc.
1.65% 8/15/28	120,000	106,116
4.66% 6/15/51	300,000	272,685
5.25% 3/2/33	365,000	374,210
Baxalta, Inc. 5.25% 6/23/45	3,000	2,988
Gilead Sciences, Inc.
2.60% 10/1/40	310,000	228,294
3.65% 3/1/26	160,000	156,754
Regeneron Pharmaceuticals, Inc. 1.75% 9/15/30	460,000	378,216
Royalty Pharma PLC 1.20% 9/2/25	98,000	91,436
		1,610,699
Building Materials–0.05%
Carrier Global Corp. 3.58% 4/5/50	70,000	54,756
Lennox International, Inc. 1.35% 8/1/25	540,000	508,278
Martin Marietta Materials, Inc.
3.45% 6/1/27	52,000	49,771
3.50% 12/15/27	100,000	95,733
Masco Corp.
2.00% 10/1/30	90,000	74,201
6.50% 8/15/32	80,000	87,223
LVIP JPMorgan Core Bond Fund-22

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
Trane Technologies Financing Ltd. 5.25% 3/3/33	150,000	$155,305
		1,025,267
Chemicals–0.10%
Albemarle Corp. 5.45% 12/1/44	50,000	46,546
Celanese U.S. Holdings LLC 6.05% 3/15/25	41,000	41,251
Dow Chemical Co. 4.55% 11/30/25	14,000	13,743
DuPont de Nemours, Inc. 5.32% 11/15/38	595,000	610,275
LYB International Finance III LLC
1.25% 10/1/25	79,000	73,789
3.63% 4/1/51	245,000	178,266
Nutrien Ltd.
4.00% 12/15/26	70,000	68,443
4.13% 3/15/35	90,000	83,188
4.20% 4/1/29	25,000	24,484
5.00% 4/1/49	40,000	37,832
OCP SA 4.50% 10/22/25	960,000	934,881
Union Carbide Corp. 7.75% 10/1/96	75,000	94,300
		2,206,998
Commercial Services–0.32%
DP World Ltd.
4.70% 9/30/49	1,030,000	869,343
5.63% 9/25/48	3,080,000	2,947,369
Element Fleet Management Corp.
6.27% 6/26/26	235,000	239,288
6.32% 12/4/28	990,000	1,022,439
ERAC USA Finance LLC
5.63% 3/15/42	12,000	12,450
7.00% 10/15/37	160,000	186,975
Ford Foundation 2.82% 6/1/70	90,000	57,370
Global Payments, Inc.
2.90% 5/15/30	48,000	42,220
2.90% 11/15/31	92,000	78,696
3.20% 8/15/29	236,000	213,884
5.30% 8/15/29	91,000	91,595
Pepperdine University 3.30% 12/1/59	110,000	75,588
Quanta Services, Inc.
2.35% 1/15/32	270,000	223,425
2.90% 10/1/30	360,000	315,890
S&P Global, Inc. 2.90% 3/1/32	193,000	172,268
Triton Container International Ltd. 1.15% 6/7/24	270,000	263,448
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
University of Miami 4.06% 4/1/52	120,000	$102,504
University of Southern California 3.23% 10/1/20	110,000	67,927
		6,982,679
Computers–0.20%
Apple, Inc.
1.13% 5/11/25	1,530,000	1,458,943
2.45% 8/4/26	720,000	686,295
3.45% 2/9/45	82,000	68,260
3.75% 9/12/47	140,000	119,498
4.85% 5/10/53	705,000	718,355
CGI, Inc. 2.30% 9/14/31	370,000	302,505
Dell International LLC/EMC Corp.
4.90% 10/1/26	292,000	292,465
5.25% 2/1/28	287,000	294,137
6.02% 6/15/26	179,000	183,226
Leidos, Inc.
2.30% 2/15/31	120,000	100,440
5.75% 3/15/33	150,000	156,417
		4,380,541
Cosmetics & Personal Care–0.13%
Haleon U.S. Capital LLC
3.38% 3/24/27	590,000	567,671
3.38% 3/24/29	850,000	803,888
3.63% 3/24/32	640,000	590,335
Kenvue, Inc. 4.90% 3/22/33	930,000	958,635
		2,920,529
Distribution/Wholesale–0.00%
WW Grainger, Inc. 4.60% 6/15/45	77,000	74,017
		74,017
Diversified Financial Services–1.27%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust
1.75% 1/30/26	150,000	139,294
2.45% 10/29/26	1,520,000	1,407,400
2.88% 8/14/24	150,000	147,134
3.00% 10/29/28	2,670,000	2,437,679
3.30% 1/30/32	1,535,000	1,335,956
6.10% 1/15/27	440,000	449,389
Air Lease Corp.
2.30% 2/1/25	245,000	236,367
3.25% 3/1/25	48,000	46,741
3.25% 10/1/29	220,000	198,729
3.38% 7/1/25	798,000	772,385
American Express Co.
2.50% 7/30/24	3,130,000	3,074,806
3.38% 5/3/24	440,000	436,625
LVIP JPMorgan Core Bond Fund-23

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Aviation Capital Group LLC 5.50% 12/15/24	174,000	$173,035
Avolon Holdings Funding Ltd.
2.13% 2/21/26	160,000	148,259
2.53% 11/18/27	1,301,000	1,152,478
2.88% 2/15/25	275,000	265,247
4.25% 4/15/26	245,000	236,624
4.38% 5/1/26	1,250,000	1,209,492
5.50% 1/15/26	8,395,000	8,340,691
6.38% 5/4/28	1,960,000	1,998,445
Blackstone Holdings Finance Co. LLC 4.45% 7/15/45	21,000	17,825
Capital One Financial Corp.
μ1.88% 11/2/27	74,000	66,561
μ2.62% 11/2/32	235,000	187,994
4.20% 10/29/25	40,000	39,214
μ4.99% 7/24/26	120,000	118,614
GTP Acquisition Partners I LLC 3.48% 6/15/50	67,000	65,137
Intercontinental Exchange, Inc.
4.60% 3/15/33	270,000	268,515
4.95% 6/15/52	230,000	228,779
Jefferies Financial Group, Inc. 6.45% 6/8/27	81,000	84,101
LSEGA Financing PLC 2.00% 4/6/28	475,000	425,038
Mitsubishi HC Finance America LLC 5.81% 9/12/28	210,000	216,881
Nasdaq, Inc. 5.55% 2/15/34	125,000	129,856
Nomura Holdings, Inc.
2.65% 1/16/25	212,000	205,675
2.68% 7/16/30	200,000	170,445
6.07% 7/12/28	800,000	825,975
Nuveen LLC 4.00% 11/1/28	160,000	156,251
Park Aerospace Holdings Ltd. 5.50% 2/15/24	23,000	22,957
		27,436,594
Electric–1.32%
AEP Transmission Co. LLC 3.15% 9/15/49	35,000	25,103
Alabama Power Co. 6.13% 5/15/38	62,000	66,735
Ameren Illinois Co. 3.25% 3/15/50	185,000	136,256
American Electric Power Co., Inc. 2.30% 3/1/30	260,000	221,985
American Transmission Systems, Inc. 2.65% 1/15/32	240,000	203,050
Avangrid, Inc. 3.15% 12/1/24	72,000	70,359
Baltimore Gas & Electric Co.
2.90% 6/15/50	110,000	74,706
5.40% 6/1/53	385,000	397,258
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
CenterPoint Energy Houston Electric LLC
2.90% 7/1/50	200,000	$139,115
3.95% 3/1/48	10,000	8,487
CenterPoint Energy, Inc. 1.45% 6/1/26	230,000	211,756
Cleveland Electric Illuminating Co.
3.50% 4/1/28	325,000	304,233
4.55% 11/15/30	65,000	61,601
CMS Energy Corp. 2.95% 2/15/27	47,000	44,069
Comision Federal de Electricidad 3.88% 7/26/33	690,000	558,844
Commonwealth Edison Co. 3.65% 6/15/46	30,000	23,663
Consolidated Edison Co. of New York, Inc.
3.35% 4/1/30	250,000	233,101
3.95% 4/1/50	200,000	166,900
4.50% 5/15/58	54,000	46,740
5.70% 6/15/40	38,000	39,157
Constellation Energy Generation LLC
3.25% 6/1/25	250,000	242,808
5.75% 10/1/41	144,000	143,498
5.80% 3/1/33	299,000	314,271
6.25% 10/1/39	100,000	106,914
6.50% 10/1/53	330,000	372,145
Delmarva Power & Light Co. 4.15% 5/15/45	50,000	41,530
DTE Electric Co. 5.40% 4/1/53	370,000	388,360
DTE Electric Securitization Funding II LLC 6.09% 9/1/38	950,000	1,047,473
DTE Energy Co. 4.88% 6/1/28	350,000	353,034
Duke Energy Corp.
2.65% 9/1/26	100,000	94,889
3.15% 8/15/27	240,000	226,811
6.10% 9/15/53	880,000	953,072
Duke Energy Ohio, Inc. 3.70% 6/15/46	46,000	35,932
Duke Energy Progress LLC 3.70% 10/15/46	54,000	41,991
Duquesne Light Holdings, Inc.
2.53% 10/1/30	210,000	174,617
3.62% 8/1/27	160,000	149,476
Edison International 3.55% 11/15/24	284,000	278,809
Emera U.S. Finance LP 4.75% 6/15/46	130,000	106,952
Entergy Corp. 2.95% 9/1/26	21,000	19,939
LVIP JPMorgan Core Bond Fund-24

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Entergy Louisiana LLC
2.40% 10/1/26	59,000	$55,244
2.90% 3/15/51	130,000	86,691
3.05% 6/1/31	38,000	33,518
4.00% 3/15/33	40,000	37,265
Entergy Mississippi LLC 3.85% 6/1/49	135,000	108,147
Entergy Texas, Inc. 5.80% 9/1/53	100,000	107,393
Evergy Metro, Inc.
4.20% 3/15/48	50,000	41,927
5.30% 10/1/41	50,000	49,471
Evergy, Inc. 2.90% 9/15/29	170,000	153,773
Eversource Energy 3.38% 3/1/32	310,000	274,328
Exelon Corp. 5.30% 3/15/33	300,000	306,161
Fells Point Funding Trust 3.05% 1/31/27	1,585,000	1,493,778
FirstEnergy Corp.
1.60% 1/15/26	250,000	232,513
4.15% 7/15/27	1,610,000	1,548,505
Florida Power & Light Co.
5.30% 4/1/53	210,000	219,526
5.40% 9/1/35	50,000	50,757
Fortis, Inc. 3.06% 10/4/26	124,000	117,708
ITC Holdings Corp. 2.95% 5/14/30	100,000	87,867
Jersey Central Power & Light Co.
4.30% 1/15/26	40,000	39,127
6.15% 6/1/37	30,000	31,753
Massachusetts Electric Co. 4.00% 8/15/46	56,000	43,115
MidAmerican Energy Co.
3.65% 4/15/29	820,000	783,436
5.85% 9/15/54	220,000	243,387
Mid-Atlantic Interstate Transmission LLC 4.10% 5/15/28	660,000	637,237
Monongahela Power Co. 5.85% 2/15/34	140,000	146,898
Nevada Power Co.
3.70% 5/1/29	100,000	95,857
6.00% 3/15/54	160,000	175,532
New England Power Co. 3.80% 12/5/47	45,000	35,439
New York State Electric & Gas Corp. 3.25% 12/1/26	50,000	47,114
NextEra Energy Capital Holdings, Inc.
3.55% 5/1/27	27,000	26,001
5.25% 2/28/53	170,000	166,970
5.75% 9/1/25	610,000	615,771
Niagara Mohawk Power Corp. 1.96% 6/27/30	250,000	207,440
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
NRG Energy, Inc.
2.00% 12/2/25	185,000	$173,447
2.45% 12/2/27	210,000	189,333
4.45% 6/15/29	110,000	103,790
Ohio Power Co. 5.00% 6/1/33	345,000	346,957
Oncor Electric Delivery Co. LLC 3.10% 9/15/49	215,000	153,790
Pacific Gas & Electric Co.
2.10% 8/1/27	140,000	126,173
2.50% 2/1/31	360,000	296,961
2.95% 3/1/26	595,000	557,714
3.30% 8/1/40	720,000	526,869
3.45% 7/1/25	145,000	140,330
3.50% 8/1/50	180,000	124,268
3.75% 8/15/42	33,000	23,884
4.00% 12/1/46	230,000	167,570
4.30% 3/15/45	55,000	42,340
6.40% 6/15/33	260,000	273,577
6.75% 1/15/53	15,000	16,316
PECO Energy Co. 2.80% 6/15/50	100,000	67,313
Pennsylvania Electric Co. 3.25% 3/15/28	19,000	17,703
Perusahaan Perseroan Persero PT Perusahaan Listrik Negara
4.13% 5/15/27	990,000	962,775
5.45% 5/21/28	490,000	497,963
6.15% 5/21/48	2,820,000	2,893,038
PG&E Recovery Funding LLC 5.54% 7/15/49	245,000	253,361
PG&E Wildfire Recovery Funding LLC
4.26% 6/1/38	160,000	151,572
5.10% 6/1/54	205,000	205,054
5.21% 12/1/49	110,000	110,205
Potomac Electric Power Co. 6.50% 11/15/37	75,000	86,070
PPL Electric Utilities Corp. 5.25% 5/15/53	225,000	231,892
Public Service Co. of Oklahoma
5.25% 1/15/33	280,000	281,945
6.63% 11/15/37	175,000	192,947
Public Service Electric & Gas Co. 5.38% 11/1/39	28,000	28,100
San Diego Gas & Electric Co. 5.35% 5/15/35	70,000	70,708
SCE Recovery Funding LLC
4.70% 6/15/42	255,396	251,845
5.11% 12/14/49	110,000	108,626
Sierra Pacific Power Co. 5.90% 3/15/54	290,000	306,952
Sigeco Securitization I LLC 5.03% 11/15/38	257,000	258,821
LVIP JPMorgan Core Bond Fund-25

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electric (continued)
Southern California Edison Co.
3.65% 3/1/28	80,000	$76,673
4.05% 3/15/42	100,000	84,202
5.55% 1/15/36	80,000	81,522
5.70% 3/1/53	115,000	121,041
5.88% 12/1/53	290,000	311,774
Southern Co. 5.70% 3/15/34	200,000	210,305
Southern Power Co. 5.15% 9/15/41	50,000	47,286
Tampa Electric Co. 4.45% 6/15/49	100,000	85,938
Toledo Edison Co. 6.15% 5/15/37	50,000	53,920
Union Electric Co. 5.45% 3/15/53	250,000	257,751
Virginia Electric & Power Co. 6.35% 11/30/37	70,000	77,231
WEC Energy Group, Inc.
3.55% 6/15/25	11,000	10,701
5.60% 9/12/26	370,000	376,566
		28,460,407
Electrical Components & Equipment–0.04%
Emerson Electric Co. 2.80% 12/21/51	1,120,000	769,488
		769,488
Electronics–0.00%
Arrow Electronics, Inc.
3.25% 9/8/24	44,000	43,206
3.88% 1/12/28	22,000	20,863
		64,069
Engineering & Construction–0.02%
Sydney Airport Finance Co. Pty. Ltd. 3.38% 4/30/25	360,000	350,998
		350,998
Entertainment–0.16%
Warnermedia Holdings, Inc.
3.76% 3/15/27	320,000	306,618
4.05% 3/15/29	410,000	389,004
4.28% 3/15/32	1,940,000	1,775,495
5.05% 3/15/42	150,000	132,237
5.14% 3/15/52	300,000	257,507
6.41% 3/15/26	650,000	650,442
		3,511,303
Environmental Control–0.01%
Republic Services, Inc. 5.00% 4/1/34	120,000	122,880
		122,880
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Food–0.18%
Bimbo Bakeries USA, Inc. 4.00% 5/17/51	290,000	$232,159
Campbell Soup Co. 3.13% 4/24/50	47,000	32,402
Conagra Brands, Inc. 5.30% 11/1/38	35,000	34,265
General Mills, Inc. 4.95% 3/29/33	220,000	223,035
J M Smucker Co.
6.20% 11/15/33	525,000	572,610
6.50% 11/15/53	445,000	513,192
JBS USA LUX SA/JBS USA Food Co./JBS Luxembourg Sarl 6.75% 3/15/34	410,000	431,988
Kellanova 5.25% 3/1/33	283,000	290,141
Kraft Heinz Foods Co.
4.38% 6/1/46	153,000	133,537
4.63% 10/1/39	200,000	185,904
Kroger Co.
2.20% 5/1/30	500,000	427,894
5.40% 7/15/40	18,000	17,572
McCormick & Co., Inc. 2.50% 4/15/30	342,000	298,760
Smithfield Foods, Inc.
3.00% 10/15/30	380,000	311,951
5.20% 4/1/29	160,000	153,128
		3,858,538
Gas–0.19%
APA Infrastructure Ltd.
4.20% 3/23/25	120,000	118,222
4.25% 7/15/27	73,000	70,818
Atmos Energy Corp.
4.13% 10/15/44	50,000	44,249
4.13% 3/15/49	155,000	133,140
5.90% 11/15/33	1,000,000	1,084,937
6.20% 11/15/53	1,080,000	1,266,080
Boston Gas Co. 4.49% 2/15/42	22,000	18,385
Brooklyn Union Gas Co. 4.27% 3/15/48	80,000	62,129
NiSource, Inc.
1.70% 2/15/31	190,000	153,940
2.95% 9/1/29	85,000	77,629
ONE Gas, Inc. 2.00% 5/15/30	200,000	169,628
Piedmont Natural Gas Co., Inc. 3.50% 6/1/29	200,000	186,485
Southern California Gas Co.
2.55% 2/1/30	195,000	171,444
6.35% 11/15/52	200,000	228,669
Southern Co. Gas Capital Corp.
3.25% 6/15/26	17,000	16,358
3.95% 10/1/46	21,000	16,268
4.40% 6/1/43	42,000	35,546
5.75% 9/15/33	220,000	230,999
LVIP JPMorgan Core Bond Fund-26

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Gas (continued)
Southern Co. Gas Capital Corp. (continued)
5.88% 3/15/41	96,000	$97,734
Southwest Gas Corp. 3.80% 9/29/46	44,000	32,899
		4,215,559
Health Care Products–0.13%
Abbott Laboratories
3.75% 11/30/26	370,000	364,540
4.75% 11/30/36	620,000	635,047
4.90% 11/30/46	700,000	715,250
Boston Scientific Corp. 4.55% 3/1/39	49,000	46,647
DH Europe Finance II Sarl 3.25% 11/15/39	184,000	152,602
Medtronic, Inc. 4.63% 3/15/45	100,000	97,168
Thermo Fisher Scientific, Inc.
2.00% 10/15/31	330,000	278,044
4.98% 8/10/30	420,000	430,272
		2,719,570
Health Care Services–0.60%
Advocate Health & Hospitals Corp. 2.21% 6/15/30	130,000	111,682
Aetna, Inc. 3.88% 8/15/47	360,000	281,463
Ascension Health 2.53% 11/15/29	190,000	169,607
Children's Hospital 2.93% 7/15/50	180,000	118,392
CommonSpirit Health
1.55% 10/1/25	145,000	135,779
2.78% 10/1/30	145,000	125,725
3.91% 10/1/50	140,000	110,203
Elevance Health, Inc.
3.35% 12/1/24	330,000	323,837
3.65% 12/1/27	330,000	320,095
4.10% 3/1/28	55,000	54,194
4.10% 5/15/32	600,000	572,992
4.55% 5/15/52	490,000	447,048
Hackensack Meridian Health, Inc.
2.68% 9/1/41	390,000	277,702
2.88% 9/1/50	230,000	159,296
HCA, Inc.
5.13% 6/15/39	125,000	119,113
5.25% 6/15/26	340,000	341,658
5.50% 6/15/47	245,000	235,866
Humana, Inc.
3.13% 8/15/29	840,000	777,560
3.70% 3/23/29	1,320,000	1,268,001
3.95% 3/15/27	930,000	909,149
4.50% 4/1/25	110,000	109,084
Memorial Health Services 3.45% 11/1/49	245,000	185,671
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Mount Sinai Hospital 3.98% 7/1/48	83,000	$67,627
MultiCare Health System 2.80% 8/15/50	120,000	75,257
MyMichigan Health 3.41% 6/1/50	80,000	57,263
Northwestern Memorial Healthcare Obligated Group 2.63% 7/15/51	882,000	582,304
Providence St Joseph Health Obligated Group 2.75% 10/1/26	36,000	33,839
Quest Diagnostics, Inc. 3.45% 6/1/26	17,000	16,528
Roche Holdings, Inc. 2.61% 12/13/51	970,000	652,109
Sutter Health 5.55% 8/15/53	400,000	424,802
Texas Health Resources 2.33% 11/15/50	140,000	84,747
UnitedHealth Group, Inc.
1.25% 1/15/26	230,000	215,355
2.30% 5/15/31	120,000	103,982
2.90% 5/15/50	380,000	265,902
3.13% 5/15/60	80,000	56,844
3.25% 5/15/51	140,000	106,024
3.70% 8/15/49	1,770,000	1,439,954
3.75% 7/15/25	420,000	413,931
3.88% 12/15/28	230,000	225,123
3.88% 8/15/59	490,000	398,904
5.05% 4/15/53	320,000	323,256
5.88% 2/15/53	140,000	158,562
Yale-New Haven Health Services Corp. 2.50% 7/1/50	200,000	124,180
		12,980,610
Housewares–0.02%
Newell Brands, Inc. 5.20% 4/1/26	350,000	345,174
		345,174
Insurance–0.47%
Athene Global Funding
1.45% 1/8/26	370,000	340,820
2.50% 1/14/25	103,000	99,214
2.75% 6/25/24	155,000	152,468
2.95% 11/12/26	515,000	479,698
Berkshire Hathaway Finance Corp.
3.85% 3/15/52	210,000	175,468
4.25% 1/15/49	910,000	847,967
4.30% 5/15/43	62,000	58,014
Brown & Brown, Inc. 2.38% 3/15/31	460,000	377,090
Chubb INA Holdings, Inc. 3.35% 5/3/26	450,000	437,782
LVIP JPMorgan Core Bond Fund-27

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Insurance (continued)
Corebridge Financial, Inc.
3.65% 4/5/27	185,000	$177,915
3.85% 4/5/29	130,000	122,499
Corebridge Global Funding 5.90% 9/19/28	270,000	278,165
F&G Global Funding 1.75% 6/30/26	185,000	167,387
Fidelity & Guaranty Life Holdings, Inc. 5.50% 5/1/25	180,000	177,773
Guardian Life Global Funding 1.10% 6/23/25	240,000	226,473
Guardian Life Insurance Co. of America 4.85% 1/24/77	21,000	17,882
Hartford Financial Services Group, Inc. 4.30% 4/15/43	70,000	59,566
High Street Funding Trust I 4.11% 2/15/28	825,000	780,446
Jackson National Life Global Funding 3.88% 6/11/25	87,000	84,499
Liberty Mutual Group, Inc.
3.95% 10/15/50	207,000	156,441
4.57% 2/1/29	27,000	26,386
MetLife, Inc.
4.13% 8/13/42	28,000	24,808
6.40% 12/15/66	1,220,000	1,258,149
Mutual of Omaha Cos Global Funding 5.80% 7/27/26	250,000	254,743
New York Life Global Funding
0.95% 6/24/25	460,000	434,344
2.35% 7/14/26	65,000	61,221
New York Life Insurance Co. 4.45% 5/15/69	105,000	89,843
Northwestern Mutual Global Funding 1.70% 6/1/28	195,000	171,147
Pacific Life Global Funding II 5.50% 8/28/26	275,000	280,051
μPacific Life Insurance Co. 4.30% 10/24/67	134,000	106,367
Principal Financial Group, Inc. 3.70% 5/15/29	30,000	28,266
Principal Life Global Funding II 1.25% 6/23/25	230,000	217,680
Prudential Financial, Inc. 3.91% 12/7/47	61,000	49,836
Prudential Funding Asia PLC 3.13% 4/14/30	1,200,000	1,088,958
Prudential Insurance Co. of America 8.30% 7/1/25	710,000	733,005
Teachers Insurance & Annuity Association of America 4.27% 5/15/47	50,000	43,531
		10,085,902
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet–0.51%
Amazon.com, Inc.
2.10% 5/12/31	750,000	$646,732
2.50% 6/3/50	5,570,000	3,705,266
3.15% 8/22/27	1,030,000	988,558
3.30% 4/13/27	210,000	203,848
3.60% 4/13/32	1,870,000	1,781,305
3.95% 4/13/52	390,000	341,243
4.05% 8/22/47	460,000	414,746
4.25% 8/22/57	150,000	137,862
4.95% 12/5/44	480,000	493,549
Prosus NV
3.68% 1/21/30	600,000	525,158
4.03% 8/3/50	2,720,000	1,784,567
		11,022,834
Iron & Steel–0.11%
Nucor Corp. 2.98% 12/15/55	30,000	20,257
Reliance Steel & Aluminum Co. 1.30% 8/15/25	600,000	561,198
Steel Dynamics, Inc. 1.65% 10/15/27	126,000	112,126
Vale Overseas Ltd. 6.88% 11/21/36	1,520,000	1,658,683
		2,352,264
Machinery Diversified–0.05%
nVent Finance Sarl 4.55% 4/15/28	75,000	72,857
Otis Worldwide Corp.
2.06% 4/5/25	300,000	288,395
2.57% 2/15/30	280,000	248,979
5.25% 8/16/28	320,000	328,887
Xylem, Inc. 2.25% 1/30/31	110,000	94,233
		1,033,351
Media–1.01%
Charter Communications Operating LLC/Charter Communications Operating Capital
3.50% 3/1/42	475,000	330,403
4.20% 3/15/28	1,340,000	1,287,108
4.40% 4/1/33	1,700,000	1,568,902
4.80% 3/1/50	980,000	758,591
4.91% 7/23/25	2,410,000	2,387,089
5.05% 3/30/29	1,290,000	1,276,324
5.13% 7/1/49	1,160,000	942,092
5.38% 4/1/38	1,308,000	1,179,521
5.50% 4/1/63	480,000	400,547
Comcast Corp.
2.80% 1/15/51	930,000	619,749
2.89% 11/1/51	1,196,000	809,036
2.94% 11/1/56	481,000	316,363
2.99% 11/1/63	76,000	48,986
3.15% 3/1/26	840,000	815,442
LVIP JPMorgan Core Bond Fund-28

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Comcast Corp. (continued)
3.40% 4/1/30	570,000	$533,522
3.45% 2/1/50	400,000	307,025
3.95% 10/15/25	1,690,000	1,666,840
4.00% 3/1/48	110,000	92,304
4.00% 11/1/49	152,000	126,845
4.15% 10/15/28	2,320,000	2,287,684
4.25% 1/15/33	167,000	162,257
4.95% 10/15/58	100,000	97,926
Cox Communications, Inc.
2.95% 10/1/50	180,000	115,115
3.35% 9/15/26	67,000	64,307
Discovery Communications LLC
4.00% 9/15/55	124,000	88,231
5.20% 9/20/47	80,000	68,920
Fox Corp. 5.48% 1/25/39	2,260,000	2,197,346
Paramount Global 2.90% 1/15/27	23,000	21,284
Time Warner Cable Enterprises LLC 8.38% 7/15/33	90,000	104,209
Time Warner Cable LLC
5.50% 9/1/41	100,000	86,509
6.55% 5/1/37	250,000	246,317
7.30% 7/1/38	430,000	443,407
Walt Disney Co. 6.65% 11/15/37	350,000	411,080
		21,861,281
Mining–0.46%
Anglo American Capital PLC
4.00% 9/11/27	710,000	681,981
4.75% 4/10/27	430,000	424,319
Barrick North America Finance LLC 5.70% 5/30/41	1,070,000	1,127,909
BHP Billiton Finance USA Ltd.
5.00% 9/30/43	700,000	705,252
5.25% 9/8/30	500,000	518,002
5.25% 9/8/33	780,000	808,872
Freeport-McMoRan, Inc.
5.40% 11/14/34	270,000	271,774
5.45% 3/15/43	220,000	214,025
Glencore Funding LLC
2.50% 9/1/30	750,000	643,469
4.00% 3/27/27	400,000	388,429
Southern Copper Corp. 5.25% 11/8/42	4,420,000	4,280,732
		10,064,764
Miscellaneous Manufacturing–0.03%
Eaton Corp. 4.15% 11/2/42	780,000	714,746
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Miscellaneous Manufacturing (continued)
Parker-Hannifin Corp. 4.45% 11/21/44	30,000	$27,124
		741,870
Oil & Gas–1.49%
Apache Corp. 6.00% 1/15/37	1,690,000	1,656,335
BP Capital Markets America, Inc.
2.77% 11/10/50	370,000	247,457
2.94% 6/4/51	345,000	238,974
3.00% 3/17/52	135,000	94,702
3.12% 5/4/26	1,390,000	1,344,498
3.41% 2/11/26	150,000	146,464
4.81% 2/13/33	310,000	312,547
Chevron Corp.
1.55% 5/11/25	290,000	278,069
2.00% 5/11/27	200,000	185,611
3.08% 5/11/50	460,000	347,229
Chevron USA, Inc. 3.85% 1/15/28	500,000	493,108
Continental Resources, Inc.
3.80% 6/1/24	490,000	486,191
4.38% 1/15/28	1,520,000	1,471,699
5.75% 1/15/31	20,000	19,909
Devon Energy Corp.
4.50% 1/15/30	640,000	614,477
4.75% 5/15/42	150,000	131,035
5.60% 7/15/41	940,000	908,487
5.85% 12/15/25	570,000	576,151
Diamondback Energy, Inc.
3.13% 3/24/31	1,150,000	1,022,147
3.50% 12/1/29	1,400,000	1,300,207
Ecopetrol SA
4.13% 1/16/25	33,000	32,244
5.38% 6/26/26	39,000	38,233
5.88% 5/28/45	3,100,000	2,448,550
Eni USA, Inc. 7.30% 11/15/27	50,000	53,765
EQT Corp.
3.90% 10/1/27	60,000	57,399
7.00% 2/1/30	680,000	729,803
Exxon Mobil Corp.
2.99% 3/19/25	1,780,000	1,742,682
3.00% 8/16/39	405,000	325,069
3.04% 3/1/26	370,000	359,297
3.45% 4/15/51	570,000	447,144
4.33% 3/19/50	90,000	81,875
HF Sinclair Corp. 5.88% 4/1/26	138,000	139,378
KazMunayGas National Co. JSC
5.38% 4/24/30	800,000	792,403
5.75% 4/19/47	2,050,000	1,791,962
Occidental Petroleum Corp.
3.00% 2/15/27	620,000	575,174
3.50% 8/15/29	380,000	336,908
LVIP JPMorgan Core Bond Fund-29

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Occidental Petroleum Corp. (continued)
4.10% 2/15/47	580,000	$418,116
4.20% 3/15/48	160,000	125,725
4.40% 4/15/46	290,000	236,089
4.50% 7/15/44	2,170,000	1,687,175
4.63% 6/15/45	890,000	700,483
5.55% 3/15/26	170,000	171,229
Pertamina Persero PT 6.00% 5/3/42	1,360,000	1,428,678
Phillips 66 Co.
3.15% 12/15/29	95,000	86,903
4.90% 10/1/46	77,000	71,871
5.30% 6/30/33	270,000	277,118
Pioneer Natural Resources Co.
1.13% 1/15/26	160,000	148,516
1.90% 8/15/30	920,000	781,088
2.15% 1/15/31	1,390,000	1,180,872
Shell International Finance BV
2.38% 11/7/29	150,000	134,965
2.88% 5/10/26	610,000	587,949
3.25% 4/6/50	1,890,000	1,419,847
Suncor Energy, Inc.
5.95% 12/1/34	60,000	62,792
6.80% 5/15/38	145,000	158,578
TotalEnergies Capital International SA
2.99% 6/29/41	350,000	271,986
3.13% 5/29/50	260,000	190,597
3.46% 7/12/49	145,000	114,438
Valero Energy Corp.
2.15% 9/15/27	128,000	116,679
7.50% 4/15/32	14,000	16,100
		32,214,977
Oil & Gas Services–0.05%
Baker Hughes Holdings LLC/Baker Hughes Co.-Obligor, Inc. 3.14% 11/7/29	180,000	167,443
Halliburton Co.
3.80% 11/15/25	20,000	19,599
4.85% 11/15/35	30,000	29,525
5.00% 11/15/45	220,000	213,509
6.70% 9/15/38	60,000	70,134
NOV, Inc. 3.60% 12/1/29	200,000	184,905
Schlumberger Holdings Corp. 3.90% 5/17/28	301,000	292,223
		977,338
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Packaging & Containers–0.02%
Graphic Packaging International LLC 1.51% 4/15/26	284,000	$257,715
Packaging Corp. of America 4.05% 12/15/49	155,000	126,882
WRKCo, Inc. 3.90% 6/1/28	35,000	33,401
		417,998
Pharmaceuticals–1.15%
AbbVie, Inc.
2.60% 11/21/24	2,290,000	2,237,098
2.95% 11/21/26	530,000	508,216
3.20% 11/21/29	4,336,000	4,053,247
3.60% 5/14/25	460,000	451,670
3.80% 3/15/25	600,000	591,812
4.05% 11/21/39	510,000	460,503
4.25% 11/21/49	1,190,000	1,060,473
4.40% 11/6/42	370,000	343,052
4.50% 5/14/35	100,000	97,803
4.55% 3/15/35	60,000	58,839
4.85% 6/15/44	200,000	194,668
4.88% 11/14/48	110,000	107,234
AstraZeneca PLC 6.45% 9/15/37	50,000	58,434
Becton Dickinson & Co.
3.36% 6/6/24	160,000	158,454
3.73% 12/15/24	70,000	68,898
4.67% 6/6/47	75,000	70,034
4.69% 12/15/44	340,000	317,719
Bristol-Myers Squibb Co.
2.35% 11/13/40	175,000	122,335
3.20% 6/15/26	410,000	397,814
4.13% 6/15/39	114,000	102,720
4.55% 2/20/48	707,000	640,187
Cigna Group
4.13% 11/15/25	420,000	414,684
4.50% 2/25/26	127,000	126,079
4.90% 12/15/48	700,000	665,517
CVS Health Corp.
1.88% 2/28/31	180,000	148,134
2.13% 9/15/31	590,000	488,449
3.63% 4/1/27	230,000	222,867
3.75% 4/1/30	740,000	696,120
4.25% 4/1/50	710,000	592,988
4.30% 3/25/28	1,271,000	1,249,454
5.05% 3/25/48	2,143,000	2,004,365
5.13% 7/20/45	840,000	794,710
5.25% 2/21/33	330,000	337,318
♦CVS Pass-Through Trust
4.70% 1/10/36	134,451	124,845
5.93% 1/10/34	61,677	62,481
7.51% 1/10/32	54,531	57,118
8.35% 7/10/31	54,843	58,942
Eli Lilly & Co. 4.95% 2/27/63	210,000	217,525
LVIP JPMorgan Core Bond Fund-30

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Johnson & Johnson 2.10% 9/1/40	1,390,000	$988,805
Merck & Co., Inc.
0.75% 2/24/26	130,000	120,505
2.75% 12/10/51	170,000	116,851
5.00% 5/17/53	220,000	226,206
5.15% 5/17/63	170,000	177,235
Pfizer Investment Enterprises Pte. Ltd.
4.75% 5/19/33	210,000	210,471
5.30% 5/19/53	515,000	525,755
Pfizer, Inc. 2.70% 5/28/50	760,000	529,172
Shire Acquisitions Investments Ireland DAC 3.20% 9/23/26	234,000	225,111
Takeda Pharmaceutical Co. Ltd.
3.03% 7/9/40	545,000	418,862
3.18% 7/9/50	225,000	160,895
Utah Acquisition Sub, Inc. 3.95% 6/15/26	210,000	202,943
Viatris, Inc. 2.30% 6/22/27	589,000	534,182
Zoetis, Inc. 2.00% 5/15/30	170,000	146,382
		24,946,181
Pipelines–1.01%
Boardwalk Pipelines LP 3.40% 2/15/31	170,000	151,913
Cameron LNG LLC 3.70% 1/15/39	188,000	159,332
Columbia Pipelines Operating Co. LLC
6.04% 11/15/33	810,000	848,289
6.54% 11/15/53	1,230,000	1,354,242
Eastern Gas Transmission & Storage, Inc. 3.90% 11/15/49	137,000	100,943
Enbridge, Inc. 5.70% 3/8/33	260,000	270,243
Energy Transfer LP
2.90% 5/15/25	430,000	416,647
3.75% 5/15/30	3,950,000	3,668,077
3.90% 7/15/26	24,000	23,325
4.50% 4/15/24	10,000	9,963
4.75% 1/15/26	187,000	185,778
5.30% 4/1/44	50,000	46,006
5.40% 10/1/47	670,000	624,294
5.50% 6/1/27	650,000	657,918
6.00% 2/1/29	1,300,000	1,311,679
6.00% 6/15/48	335,000	337,488
6.10% 2/15/42	60,000	60,147
6.25% 4/15/49	340,000	351,595
Enterprise Products Operating LLC
4.80% 2/1/49	190,000	179,721
6.65% 10/15/34	370,000	423,450
7.55% 4/15/38	206,000	252,004
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Flex Intermediate Holdco LLC
3.36% 6/30/31	355,000	$290,577
4.32% 12/30/39	130,000	94,821
Galaxy Pipeline Assets Bidco Ltd. 2.94% 9/30/40	233,280	191,938
Gray Oak Pipeline LLC
2.60% 10/15/25	165,000	156,388
3.45% 10/15/27	372,000	345,895
Kinder Morgan Energy Partners LP 5.50% 3/1/44	440,000	416,141
Kinder Morgan, Inc.
5.20% 6/1/33	315,000	313,103
5.20% 3/1/48	70,000	63,888
5.55% 6/1/45	550,000	529,023
Magellan Midstream Partners LP 3.20% 3/15/25	14,000	13,606
MPLX LP
4.70% 4/15/48	550,000	473,996
5.50% 2/15/49	870,000	841,367
NGPL PipeCo LLC 3.25% 7/15/31	215,000	186,681
ONEOK Partners LP 6.65% 10/1/36	15,000	16,318
ONEOK, Inc.
2.20% 9/15/25	250,000	237,572
5.55% 11/1/26	320,000	325,631
5.80% 11/1/30	500,000	519,822
6.05% 9/1/33	1,030,000	1,091,303
6.63% 9/1/53	1,340,000	1,499,644
Sabine Pass Liquefaction LLC
4.50% 5/15/30	200,000	195,453
5.00% 3/15/27	450,000	451,942
5.63% 3/1/25	235,000	235,450
TransCanada PipeLines Ltd.
4.75% 5/15/38	80,000	74,135
6.20% 10/15/37	70,000	74,496
Western Midstream Operating LP
3.10% 2/1/25	1,080,000	1,051,015
4.05% 2/1/30	110,000	102,865
Williams Cos., Inc.
4.90% 1/15/45	360,000	326,756
5.65% 3/15/33	200,000	208,923
		21,761,803
Private Equity–0.01%
Brookfield Finance, Inc.
3.90% 1/25/28	55,000	52,971
4.70% 9/20/47	9,000	7,823
4.85% 3/29/29	54,000	53,663
		114,457
LVIP JPMorgan Core Bond Fund-31

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate–0.05%
GAIF Bond Issuer Pty. Ltd. 3.40% 9/30/26	79,000	$74,722
=Opendoor Property trust I 2022 4.07% 2/15/26	1,000,000	959,000
		1,033,722
Real Estate Investment Trusts–0.47%
Alexandria Real Estate Equities, Inc.
1.88% 2/1/33	140,000	108,985
2.00% 5/18/32	240,000	192,529
3.80% 4/15/26	23,000	22,349
4.00% 2/1/50	125,000	98,755
American Tower Corp.
1.50% 1/31/28	325,000	283,926
1.88% 10/15/30	275,000	225,413
2.10% 6/15/30	150,000	125,822
2.95% 1/15/51	85,000	56,649
3.10% 6/15/50	130,000	88,606
3.38% 10/15/26	44,000	42,148
3.70% 10/15/49	230,000	174,107
American Tower Trust #1 3.65% 3/15/48	160,000	150,764
Brixmor Operating Partnership LP
2.25% 4/1/28	200,000	177,600
2.50% 8/16/31	105,000	88,071
3.85% 2/1/25	50,000	48,922
Corporate Office Properties LP
2.25% 3/15/26	470,000	438,202
2.75% 4/15/31	326,000	263,503
Crown Castle, Inc.
4.00% 3/1/27	24,000	23,197
5.80% 3/1/34	665,000	688,275
Equinix, Inc.
2.00% 5/15/28	463,000	412,946
2.90% 11/18/26	285,000	270,654
Essex Portfolio LP
1.65% 1/15/31	200,000	158,221
2.65% 3/15/32	145,000	121,094
Extra Space Storage LP
2.20% 10/15/30	300,000	249,532
2.40% 10/15/31	125,000	103,121
4.00% 6/15/29	150,000	142,994
5.90% 1/15/31	1,060,000	1,106,346
Goodman U.S. Finance Three LLC 3.70% 3/15/28	43,000	40,001
Healthcare Realty Holdings LP
2.00% 3/15/31	160,000	128,057
3.10% 2/15/30	310,000	271,002
Healthpeak OP LLC
2.13% 12/1/28	330,000	290,046
3.00% 1/15/30	90,000	80,033
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Real Estate Investment Trusts (continued)
Healthpeak OP LLC (continued)
3.50% 7/15/29	132,000	$123,133
Mid-America Apartments LP
1.70% 2/15/31	150,000	121,618
3.95% 3/15/29	230,000	223,363
NNN REIT, Inc.
3.60% 12/15/26	58,000	55,569
4.30% 10/15/28	150,000	145,541
5.60% 10/15/33	150,000	154,845
Physicians Realty LP 2.63% 11/1/31	130,000	106,954
Prologis LP
2.13% 10/15/50	150,000	88,510
2.88% 11/15/29	95,000	86,240
Public Storage Operating Co. 2.25% 11/9/31	131,000	111,990
Realty Income Corp. 4.85% 3/15/30	280,000	281,228
Regency Centers LP 2.95% 9/15/29	215,000	192,784
Sabra Health Care LP 3.20% 12/1/31	210,000	171,778
Safehold GL Holdings LLC 2.85% 1/15/32	400,000	324,149
Scentre Group Trust 1/Scentre Group Trust 2 3.50% 2/12/25	170,000	166,305
SITE Centers Corp. 3.63% 2/1/25	61,000	59,266
UDR, Inc.
1.90% 3/15/33	240,000	182,472
2.10% 8/1/32	160,000	125,384
2.95% 9/1/26	28,000	26,570
3.00% 8/15/31	25,000	22,085
3.20% 1/15/30	150,000	136,243
Ventas Realty LP
3.25% 10/15/26	25,000	23,689
3.85% 4/1/27	49,000	47,059
4.13% 1/15/26	9,000	8,774
Welltower OP LLC
3.10% 1/15/30	85,000	76,655
6.50% 3/15/41	125,000	137,619
WP Carey, Inc.
2.25% 4/1/33	180,000	140,091
4.25% 10/1/26	245,000	239,360
		10,251,144
Retail–0.45%
7-Eleven, Inc.
0.95% 2/10/26	170,000	157,119
1.80% 2/10/31	140,000	113,782
2.50% 2/10/41	139,000	95,925
LVIP JPMorgan Core Bond Fund-32

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail (continued)
Alimentation Couche-Tard, Inc.
3.44% 5/13/41	250,000	$188,207
3.63% 5/13/51	280,000	206,469
3.80% 1/25/50	230,000	174,708
AutoZone, Inc. 1.65% 1/15/31	180,000	146,012
Costco Wholesale Corp.
1.38% 6/20/27	930,000	843,815
1.75% 4/20/32	380,000	317,433
Home Depot, Inc.
2.50% 4/15/27	320,000	301,432
3.25% 4/15/32	1,690,000	1,560,557
3.30% 4/15/40	530,000	437,818
3.35% 4/15/50	680,000	528,530
3.63% 4/15/52	235,000	190,426
3.90% 6/15/47	90,000	77,401
Lowe's Cos., Inc.
1.70% 9/15/28	800,000	707,565
1.70% 10/15/30	430,000	357,130
2.63% 4/1/31	105,000	91,879
4.50% 4/15/30	760,000	755,586
McDonald's Corp.
4.20% 4/1/50	500,000	442,211
4.70% 12/9/35	60,000	59,252
4.88% 12/9/45	1,060,000	1,040,932
O'Reilly Automotive, Inc.
3.55% 3/15/26	80,000	77,733
3.60% 9/1/27	49,000	47,224
Starbucks Corp. 4.80% 2/15/33	440,000	449,297
Walmart, Inc.
1.50% 9/22/28	250,000	223,330
1.80% 9/22/31	180,000	152,523
		9,744,296
Savings & Loans–0.07%
μNationwide Building Society 6.56% 10/18/27	1,390,000	1,438,698
		1,438,698
Semiconductors–0.43%
Analog Devices, Inc. 2.80% 10/1/41	227,000	168,973
Broadcom, Inc.
1.95% 2/15/28	592,000	531,046
3.14% 11/15/35	2,778,000	2,280,693
3.19% 11/15/36	400,000	324,142
4.15% 11/15/30	230,000	219,691
4.93% 5/15/37	650,000	629,025
Intel Corp.
1.60% 8/12/28	400,000	353,849
3.05% 8/12/51	200,000	140,833
3.10% 2/15/60	50,000	34,459
5.20% 2/10/33	390,000	407,425
5.70% 2/10/53	175,000	189,194
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
KLA Corp.
3.30% 3/1/50	150,000	$114,492
4.65% 7/15/32	520,000	531,171
Marvell Technology, Inc. 5.75% 2/15/29	380,000	392,615
NVIDIA Corp.
3.50% 4/1/50	1,570,000	1,310,043
3.70% 4/1/60	660,000	552,707
NXP BV/NXP Funding LLC/NXP USA, Inc.
2.50% 5/11/31	360,000	305,842
2.70% 5/1/25	190,000	183,128
3.25% 5/11/41	370,000	281,993
5.00% 1/15/33	140,000	140,217
Texas Instruments, Inc. 5.05% 5/18/63	276,000	282,721
		9,374,259
Software–0.43%
Fiserv, Inc.
3.20% 7/1/26	70,000	67,381
4.40% 7/1/49	65,000	57,292
Intuit, Inc.
5.20% 9/15/33	350,000	366,411
5.50% 9/15/53	110,000	120,297
Microsoft Corp.
2.53% 6/1/50	2,220,000	1,515,534
2.92% 3/17/52	820,000	605,189
3.04% 3/17/62	40,000	28,858
3.45% 8/8/36	20,000	18,395
Oracle Corp.
1.65% 3/25/26	2,010,000	1,875,082
2.88% 3/25/31	2,310,000	2,046,320
2.95% 4/1/30	120,000	108,306
3.60% 4/1/40	450,000	358,832
4.00% 7/15/46	110,000	88,170
4.65% 5/6/30	540,000	537,878
4.90% 2/6/33	310,000	308,590
5.55% 2/6/53	220,000	220,061
Roper Technologies, Inc.
1.40% 9/15/27	350,000	313,159
2.00% 6/30/30	160,000	135,822
VMware LLC
1.40% 8/15/26	404,000	369,532
4.65% 5/15/27	135,000	133,845
		9,274,954
Telecommunications–0.99%
AT&T, Inc.
1.65% 2/1/28	55,000	48,978
2.25% 2/1/32	1,460,000	1,207,329
2.30% 6/1/27	520,000	482,660
2.55% 12/1/33	1,090,000	888,373
2.75% 6/1/31	265,000	232,319
3.55% 9/15/55	226,000	162,489
LVIP JPMorgan Core Bond Fund-33

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
AT&T, Inc. (continued)
3.65% 6/1/51	381,000	$286,919
3.65% 9/15/59	160,000	114,671
3.80% 2/15/27	1,020,000	995,462
3.80% 12/1/57	200,000	148,669
Corning, Inc. 3.90% 11/15/49	284,000	228,171
Crown Castle Towers LLC 3.66% 5/15/45	60,000	58,213
Deutsche Telekom International Finance BV 4.88% 3/6/42	150,000	143,451
Rogers Communications, Inc. 4.55% 3/15/52	180,000	156,975
Telefonica Emisiones SA 5.21% 3/8/47	340,000	315,028
T-Mobile USA, Inc.
2.25% 11/15/31	680,000	566,168
2.55% 2/15/31	420,000	361,752
3.00% 2/15/41	800,000	598,686
3.30% 2/15/51	190,000	137,262
3.50% 4/15/25	680,000	665,626
3.75% 4/15/27	130,000	126,090
3.88% 4/15/30	5,690,000	5,395,837
5.05% 7/15/33	700,000	705,443
Verizon Communications, Inc.
2.36% 3/15/32	10,000	8,318
2.55% 3/21/31	1,280,000	1,103,678
2.65% 11/20/40	590,000	425,107
2.88% 11/20/50	180,000	122,378
3.40% 3/22/41	200,000	159,208
3.85% 11/1/42	680,000	569,171
4.00% 3/22/50	680,000	565,102
4.13% 8/15/46	480,000	410,853
4.40% 11/1/34	690,000	663,838
4.50% 8/10/33	2,680,000	2,614,241
5.25% 3/16/37	430,000	447,462
Vodafone Group PLC
4.88% 6/19/49	255,000	231,038
5.63% 2/10/53	35,000	35,291
		21,382,256
Transportation–0.05%
Burlington Northern Santa Fe LLC
4.38% 9/1/42	25,000	23,005
4.70% 9/1/45	35,000	33,530
5.15% 9/1/43	77,000	78,732
5.40% 6/1/41	126,000	131,937
5.75% 5/1/40	85,000	92,518
Canadian Pacific Railway Co. 4.70% 5/1/48	197,000	178,760
CSX Corp.
3.35% 9/15/49	10,000	7,559
4.75% 11/15/48	108,000	102,724
5.50% 4/15/41	50,000	51,966
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Transportation (continued)
Norfolk Southern Corp.
3.95% 10/1/42	70,000	$59,656
4.05% 8/15/52	40,000	33,786
Union Pacific Corp.
3.84% 3/20/60	270,000	220,251
4.10% 9/15/67	150,000	123,931
		1,138,355
Trucking & Leasing–0.02%
Penske Truck Leasing Co. LP/PTL Finance Corp.
3.40% 11/15/26	25,000	23,690
3.95% 3/10/25	25,000	24,539
5.55% 5/1/28	75,000	76,151
6.05% 8/1/28	310,000	321,311
		445,691
Water–0.01%
American Water Capital Corp.
3.45% 5/1/50	225,000	172,358
4.00% 12/1/46	52,000	43,531
		215,889
Total Corporate Bonds (Cost $538,479,437)		551,262,369
LOAN AGREEMENT–0.03%
=•Onesky 3.88% 1/15/31	700,100	645,772
Total Loan Agreement (Cost $706,711)		645,772
MUNICIPAL BONDS–0.03%
New York State Dormitory Authority Series D 5.60% 3/15/40	30,000	31,391
Ohio State University Series B 4.80% 6/1/11	98,000	93,138
Port Authority of New York & New Jersey 5.65% 11/1/40	130,000	138,575
Texas Natural Gas Securitization Finance Corp. 5.17% 4/1/41	275,000	284,182
Total Municipal Bonds (Cost $531,199)		547,286
NON-AGENCY ASSET-BACKED SECURITIES–8.47%
ACC Trust Series 2022-1 B 2.55% 2/20/25	584,874	571,035
American Credit Acceptance Receivables Trust Series 2023-4 C 6.99% 9/12/30	3,816,000	3,897,979
American Homes 4 Rent Trust
Series 2014-SFR2 A 3.79% 10/17/36	375,838	369,788
Series 2014-SFR2 C 4.71% 10/17/36	200,000	197,489
LVIP JPMorgan Core Bond Fund-34

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
American Homes 4 Rent Trust (continued)
Series 2014-SFR3 A 3.68% 12/17/36	207,609	$203,319
Series 2014-SFR3 E 6.42% 12/17/36	200,000	198,569
Series 2015-SFR1 D 4.41% 4/17/52	380,000	371,379
Series 2015-SFR1 E 5.64% 4/17/52	100,000	99,137
Series 2015-SFR2 C 4.69% 10/17/52	200,000	196,164
AMSR Trust
Series 2020-SFR1 E 3.22% 4/17/37	850,000	808,121
Series 2020-SFR2 C 2.53% 7/17/37	1,000,000	940,004
Series 2020-SFR3 E2 2.76% 9/17/37	750,000	699,410
Series 2020-SFR4 C 1.86% 11/17/37	1,000,000	924,111
Series 2021-SFR1 D 2.60% 6/17/38	3,800,000	3,260,556
Series 2022-SFR3 E2 4.00% 10/17/39	1,000,000	886,596
•Arbor Realty Commercial Real Estate Notes Ltd. Series 2022-FL1 A 6.79% (SOFR30A + 1.45%) 1/15/37	1,670,000	1,659,607
Avid Automobile Receivables Trust Series 2021-1 C 1.55% 5/15/26	652,805	646,554
Avis Budget Rental Car Funding AESOP LLC Series 2022-3A A 4.62% 2/20/27	750,000	738,945
=Bedrock ABS I LLC 7.95% 12/27/37	898,844	922,304
Blackbird Capital II Aircraft Lease Ltd. Series 2021-1A A 2.44% 7/15/46	712,301	614,167
Bridge Trust Series 2022-SFR1 C 4.45% 11/17/37	900,000	854,308
Business Jet Securities LLC
Series 2020-1A A 2.98% 11/15/35	224,615	214,640
Series 2021-1A A 2.16% 4/15/36	2,001,509	1,851,456
BXG Receivables Note Trust Series 2022-A C 5.35% 9/28/37	649,505	616,543
CarMax Auto Owner Trust Series 2023-4 A3 6.00% 7/17/28	480,000	493,391
Cars Net Lease Mortgage Notes Series 2020-1A A3 3.10% 12/15/50	157,600	134,865
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Carvana Auto Receivables Trust
Series 2019-4A D 3.07% 7/15/25	64,201	$64,176
Series 2020-N1A D 3.43% 1/15/26	219,354	218,531
Series 2023-N1 B 5.85% 11/10/27	3,840,000	3,831,111
Series 2023-P3 A3 5.82% 8/10/28	275,000	278,449
Series 2023-P4 A4 6.16% 9/10/29	631,000	650,119
Cascade MH Asset Trust Series 2021-MH1 A1 1.75% 2/25/46	764,611	666,155
=CFIN Issuer LLC Series 2022-RTL1 AA 3.25% 2/16/26	663,850	633,977
•Consumer Receivables Asset Investment Trust Series 2021-1 A1X 9.06% (TSFR03M + 3.75%) 12/15/24	166,207	166,357
Continental Finance Credit Card ABS Master Trust Series 2022-A A 6.19% 10/15/30	910,000	902,197
CoreVest American Finance Ltd.
Series 2019-2 D 4.22% 6/15/52	500,000	445,194
Series 2019-3 B 3.16% 10/15/52	700,000	617,696
Series 2020-3 B 2.20% 8/15/53	810,000	653,268
•Countrywide Asset-Backed Certificates Trust
Series 2004-1 3A 6.03% (TSFR01M + 0.67%) 4/25/34	1,056	991
Series 2004-1 M1 6.22% (TSFR01M + 0.86%) 3/25/34	4,799	4,761
Series 2004-1 M2 6.30% (TSFR01M + 0.94%) 3/25/34	2,989	3,012
CPS Auto Receivables Trust
Series 2022-D C 7.69% 1/16/29	880,000	902,487
Series 2023-D C 7.17% 1/15/30	3,686,000	3,777,991
Credit Acceptance Auto Loan Trust
Series 2021-2A C 1.64% 6/17/30	4,700,000	4,575,506
Series 2022-3A C 8.45% 2/15/33	900,000	927,070
Series 2023-2A A 5.92% 5/16/33	1,000,000	1,000,353
Series 2023-3A A 6.39% 8/15/33	700,000	709,845
LVIP JPMorgan Core Bond Fund-35

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Credit Suisse ABS Trust Series 2020-AT1 A 2.61% 10/15/26	105,131	$104,884
•CWHEQ Revolving Home Equity Loan Trust Series 2006-I 2A 5.62% (TSFR01M + 0.25%) 1/15/37	479,235	436,342
DataBank Issuer Series 2021-1A A2 2.06% 2/27/51	650,000	588,070
=Diversified Abs Phase III LLC Series 2022-1 A2 4.88% 4/28/39	1,053,682	956,743
=DP Lion Holdco LLC Series 2023-1A A 8.24% 11/30/43	2,000,000	2,017,600
Drive Auto Receivables Trust Series 2020-2 D 3.05% 5/15/28	778,401	769,190
DT Auto Owner Trust
Series 2022-3A C 7.69% 7/17/28	900,000	919,900
Series 2022-3A D 8.14% 7/17/28	750,000	773,677
Series 2023-2A C 5.79% 2/15/29	956,000	954,020
•EFS Volunteer No. 2 LLC Series 2012-1 A2 6.80% (SOFR30A + 1.46%) 3/25/36	1,074,095	1,073,257
Exeter Automobile Receivables Trust
Series 2019-3A D 3.11% 8/15/25	99,458	98,824
Series 2019-4A D 2.58% 9/15/25	353,363	349,794
Series 2022-6A D 8.03% 4/6/29	1,032,000	1,070,804
Series 2023-5A C 6.85% 1/16/29	1,824,000	1,864,075
FHF Issuer Trust Series 2023-2A A2 6.79% 10/15/29	2,880,000	2,916,797
First Investors Auto Owner Trust Series 2023-1A C 6.81% 12/17/29	4,000,000	4,104,120
FirstKey Homes Trust
Series 2020-SFR1 D 2.24% 8/17/37	800,000	745,695
Series 2020-SFR1 E 2.79% 8/17/37	1,100,000	1,030,585
Series 2020-SFR2 E 2.67% 10/19/37	850,000	790,244
Series 2021-SFR1 E1 2.39% 8/17/38	5,142,000	4,564,665
Series 2022-SFR2 E1 4.50% 7/17/39	900,000	820,875
Series 2022-SFR3 C 4.50% 7/17/38	784,000	752,250
FMC GMSR Issuer Trust
•Series 2020-GT1 A 4.45% 1/25/26	1,500,000	1,349,821
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
FMC GMSR Issuer Trust (continued)
=Series 2021-1 3.69% 2/25/24	1,765,000	$1,729,700
•Series 2021-GT1 A 3.62% 7/25/26	1,200,000	1,034,722
•Series 2021-GT2 A 3.85% 10/25/26	3,050,000	2,638,766
Foundation Finance Trust
Series 2020-1A A 3.54% 7/16/40	176,627	171,824
Series 2023-2A D 9.10% 6/15/49	2,900,000	3,001,238
FREED ABS Trust Series 2022-3FP B 5.79% 8/20/29	303,919	303,662
GLS Auto Receivables Issuer Trust Series 2023-3A C 6.01% 5/15/29	523,000	527,859
GLS Auto Select Receivables Trust Series 2023-2A A3 6.38% 2/15/29	4,250,000	4,348,539
Goodgreen Trust
=Series 2017 R1 5.00% 10/20/51	67,055	62,864
Series 2017-1A A 3.74% 10/15/52	29,774	27,300
Series 2017-2A A 3.26% 10/15/53	123,148	112,089
Series 2019-2A A 2.76% 4/15/55	221,859	189,915
GoodLeap Sustainable Home Solutions Trust Series 2022-1GS A 2.70% 1/20/49	1,292,393	1,021,577
Granite Park Equipment Leasing LLC Series 2023-1A A3 6.46% 9/20/32	2,800,000	2,882,766
Hardee's Funding LLC Series 2021-1A A2 2.87% 6/20/51	2,252,250	1,860,079
Hero Funding Series 2017-3A A2 3.95% 9/20/48	80,833	72,177
HERO Funding Trust
Series 2016-3A A1 3.08% 9/20/42	18,857	16,977
Series 2017-1A A2 4.46% 9/20/47	60,841	55,845
Hertz Vehicle Financing III LP Series 2021-2A C 2.52% 12/27/27	1,840,000	1,648,778
•HGI CRE CLO Ltd. Series 2021-FL1 A 6.52% (TSFR01M + 1.16%) 6/16/36	1,535,365	1,523,467
Home Partners of America Trust Series 2020-2 E 3.08% 1/17/41	832,163	686,114
John Deere Owner Trust Series 2023-B A4 5.11% 5/15/30	1,100,000	1,112,246
LVIP JPMorgan Core Bond Fund-36

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
Jonah Energy Abs I LLC Series 2022-1 A1 7.20% 12/10/37	451,649	$453,736
LAD Auto Receivables Trust Series 2023-2A A2 5.93% 6/15/27	4,036,129	4,038,978
Lending Funding Trust
Series 2020-2A A 2.32% 4/21/31	1,305,000	1,203,381
Series 2020-2A C 4.30% 4/21/31	1,000,000	907,904
Lendmark Funding Trust
Series 2021-1A B 2.47% 11/20/31	4,600,000	3,975,581
Series 2022-1A C 6.60% 7/20/32	1,200,000	1,203,425
•Long Beach Mortgage Loan Trust
Series 2003-4 M1 6.49% (TSFR01M + 1.13%) 8/25/33	2,317	2,304
Series 2004-1 M1 6.22% (TSFR01M + 0.86%) 2/25/34	19,734	19,233
Marlette Funding Trust Series 2021-3A C 1.81% 12/15/31	1,400,000	1,332,678
Merchants Fleet Funding LLC Series 2023-1A A 7.21% 5/20/36	4,000,000	4,041,831
•MF1 LLC Series 2022-FL10 A 7.99% (TSFR01M + 2.64%) 9/17/37	3,100,000	3,117,755
=MNR ABS Issuer I LLC 8.95% 12/15/38	2,500,000	2,508,750
MVW LLC
Series 2019-2A B 2.44% 10/20/38	189,057	177,978
Series 2023-2A C 7.06% 11/20/40	1,639,163	1,666,485
MVW Owner Trust
Series 2019-1A A 2.89% 11/20/36	44,979	43,337
Series 2023-1A C 6.54% 10/20/40	1,256,155	1,250,642
•Navient Student Loan Trust Series 2016-3A A3 6.80% (SOFR30A + 1.46%) 6/25/65	1,238,739	1,247,824
•New Century Home Equity Loan Trust Series 2005-1 M1 6.15% (TSFR01M + 0.79%) 3/25/35	13,764	13,830
New Residential Mortgage Loan Trust Series 2022-SFR1 D 3.30% 2/17/39	1,375,000	1,235,193
NP SPE X LP Series 2021-1A A1 2.23% 3/19/51	1,691,025	1,513,900
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
NRZ Excess Spread-Collateralized Notes
Series 2020-PLS1 A 3.84% 12/25/25	403,387	$384,481
Series 2021-FHT1 A 3.10% 7/25/26	663,897	616,649
Series 2021-GNT1 A 3.47% 11/25/26	641,368	580,348
Octane Receivables Trust Series 2022-2A D 7.70% 2/20/30	1,400,000	1,422,709
OneMain Direct Auto Receivables Trust
Series 2019-1A B 3.95% 11/14/28	1,000,000	966,282
Series 2021-1A A 0.87% 7/14/28	960,027	921,438
Series 2023-1A D 7.07% 2/14/33	682,000	686,265
Pagaya AI Technology in Housing Trust Series 2022-1 A 4.25% 8/25/25	1,400,000	1,363,391
•PNMAC GMSR Issuer Trust Series 2022-GT1 A 9.59% (SOFR30A + 4.25%) 5/25/27	850,000	849,970
Prestige Auto Receivables Trust Series 2023-2A C 7.12% 8/15/29	2,490,000	2,546,274
PRET LLC
φSeries 2021-NPL6 A1 2.49% 7/25/51	430,229	424,259
•Series 2021-RN4 A1 2.49% 10/25/51	1,247,334	1,223,739
φPretium Mortgage Credit Partners I LLC Series 2021-NPL1 A1 2.24% 9/27/60	595,877	576,884
Progress Residential Trust
Series 2019-SFR4 D 3.14% 10/17/36	800,000	777,869
Series 2020-SFR1 E 3.03% 4/17/37	900,000	859,504
Series 2022-SFR2 A 2.95% 4/17/27	546,879	507,072
Series 2022-SFR2 E1 4.55% 4/17/27	700,000	642,675
Renew Financial Series 2017-1A A 3.67% 9/20/52	30,419	27,917
=RT Financial LLC 7.85% 10/15/43	2,916,940	2,960,694
Santander Drive Auto Receivables Trust
Series 2022-4 A3 4.14% 2/16/27	842,960	837,083
Series 2023-6 C 6.40% 3/17/31	2,200,000	2,259,010
SCF Equipment Leasing LLC
Series 2022-2A A3 6.50% 10/21/30	3,000,000	3,022,596
Series 2022-2A C 6.50% 8/20/32	810,000	804,901
LVIP JPMorgan Core Bond Fund-37

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
SCF Equipment Leasing LLC (continued)
Series 2023-1A A3 6.17% 5/20/32	3,000,000	$3,069,044
Series 2023-1A C 6.77% 8/22/33	3,815,000	3,954,135
Sierra Timeshare Receivables Funding LLC
Series 2019-3A C 3.00% 8/20/36	119,384	114,217
Series 2020-2A A 1.33% 7/20/37	151,356	143,826
•SLC Student Loan Trust Series 2008-1 A4A 7.21% (SOFR90A + 1.86%) 12/15/32	1,148,385	1,157,397
•SLM Private Credit Student Loan Trust
Series 2005-B A4 5.98% (TSFR03M + 0.59%) 6/15/39	623,389	603,856
Series 2006-A A5 5.94% (TSFR03M + 0.55%) 6/15/39	559,261	538,288
SMB Private Education Loan Trust
Series 2020-A A2A 2.23% 9/15/37	541,322	502,566
Series 2021-C APT1 1.39% 1/15/53	1,816,259	1,601,220
Series 2021-C B 2.30% 1/15/53	920,000	845,597
Series 2022-C A1A 4.48% 5/16/50	3,413,292	3,311,738
=Sonoran Auto Receivables Trust
4.75% 7/15/24	17,308	17,135
4.76% 6/15/25	45,941	45,785
•Starwood Ltd. Series 2022-FL3 A 6.69% (SOFR30A + 1.35%) 11/15/38	2,180,000	2,135,288
Tricon American Homes Trust Series 2020-SFR2 E1 2.73% 11/17/39	2,326,000	2,052,898
Tricon Residential Trust Series 2022-SFR1 D 4.75% 4/17/39	459,000	434,192
Triumph Rail Holdings LLC Series 2021-2 A 2.15% 6/19/51	1,469,289	1,310,858
U.S. Small Business Administration
Series 2019-20D 1 2.98% 4/1/39	192,269	176,337
Series 2019-25G 1 2.69% 7/1/44	345,386	304,545
=VM Debt Trust Series 2019-1 7.46% 7/18/27	1,000,000	907,500
φVOLT CI LLC Series 2021-NP10 A1 1.99% 5/25/51	432,162	412,359
φVOLT XCII LLC Series 2021-NPL1 A1 1.89% 2/27/51	223,029	215,742
	Principal Amount°	Value (U.S. $)
NON-AGENCY ASSET-BACKED SECURITIES (continued)
φVOLT XCIII LLC Series 2021-NPL2 A1 1.89% 2/27/51	872,650	$832,125
φVOLT XCIV LLC Series 2021-NPL3 A1 2.24% 2/27/51	594,025	578,879
φVOLT XCIX LLC Series 2021-NPL8 A1 2.12% 4/25/51	800,629	773,137
φVOLT XCV LLC Series 2021-NPL4 A1 2.24% 3/27/51	344,577	335,500
φVOLT XCVI LLC Series 2021-NPL5 A1 2.12% 3/27/51	444,900	432,536
φVOLT XCVII LLC Series 2021-NPL6 A1 2.24% 4/25/51	488,357	470,978
Wendy's Funding LLC Series 2021-1A A2I 2.37% 6/15/51	1,702,483	1,467,864
Westgate Resorts LLC Series 2020-1A B 3.96% 3/20/34	943,086	931,594
Westlake Automobile Receivables Trust Series 2023-3A C 6.02% 9/15/28	1,000,000	1,003,313
Total Non-Agency Asset-Backed Securities (Cost $182,695,140)		183,377,623
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS–3.19%
•Adjustable Rate Mortgage Trust Series 2005-9 5A1 6.01% (TSFR01M + 0.65%) 11/25/35	278,520	272,934
Angel Oak Mortgage Trust
•Series 2021-7 A3 2.34% 10/25/66	642,900	533,047
Series 2022-3 A1 4.00% 1/25/67	1,378,648	1,292,266
~^Banc of America Alternative Loan Trust Series 2004-6 15 0.00% 7/25/34	1,423	794
Banc of America Funding Trust
~^Series 2004-1 0.00% 3/25/34	6,846	5,051
Series 2005-6 2A7 5.50% 10/25/35	53,872	45,161
~^Series 2005-7 30 0.00% 11/25/35	5,210	3,813
•Bear Stearns ARM Trust
Series 2003-7 3A 5.62% 10/25/33	3,330	3,253
Series 2006-1 A1 7.66% (H15T1Y + 2.25%) 2/25/36	23,407	22,180
•BRAVO Residential Funding Trust Series 2022-NQM3 A1 5.11% 7/25/62	2,572,493	2,563,234
•CENT Trust Series 2023-CITY A 7.98% (TSFR01M + 2.62%) 9/15/38	2,750,000	2,763,760
CHL Mortgage Pass-Through Trust
♦•Series 2004-7 2A1 11.14% 6/25/34	10,945	9,794
LVIP JPMorgan Core Bond Fund-38

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
CHL Mortgage Pass-Through Trust (continued)
♦•Series 2004-HYB1 2A 5.21% 5/20/34	6,125	$5,475
♦•Series 2004-HYB3 2A 3.89% 6/20/34	8,963	8,162
♦Series 2005-16 A23 5.50% 9/25/35	24,805	16,132
♦•Series 2005-22 2A1 4.64% 11/25/35	60,652	50,322
•CIM Trust Series 2021-R6 A1 1.43% 7/25/61	853,355	728,808
Citigroup Global Markets Mortgage Securities VII, Inc.
•Series 2003-HYB1 A 6.24% 9/25/33	2,450	2,337
~^Series 2003-UP2 0.00% 6/25/33	45	42
Citigroup Mortgage Loan Trust, Inc.
Series 2003-UP3 A3 7.00% 9/25/33	732	704
•Series 2005-1 2A1A 3.33% 2/25/35	35,203	27,376
Countrywide Alternative Loan Trust
Series 2004-2CB 1A9 5.75% 3/25/34	365,661	359,008
*‡•Series 2005-20CB 3A8 0.00% (4.64% minus TSFR01M) 7/25/35	125,799	5,326
*‡•Series 2005-22T1 A2 0.00% (4.96% minus TSFR01M) 6/25/35	246,959	17,699
Series 2005-28CB 1A4 5.50% 8/25/35	159,925	137,274
Series 2005-54CB 1A11 5.50% 11/25/35	57,013	43,063
CSMC Trust
•Series 2018-J1 A2 3.50% 2/25/48	2,831,300	2,516,690
φSeries 2019-NQM1 A3 4.06% 10/25/59	1,089,639	1,056,263
•Series 2020-RPL4 A1 2.00% 1/25/60	875,859	762,552
•Series 2021-AFC1 A1 0.83% 3/25/56	758,162	573,608
•Series 2021-AFC1 A3 1.17% 3/25/56	1,030,882	779,205
•Series 2021-NQM3 A3 1.63% 4/25/66	1,813,644	1,500,890
•Series 2021-NQM7 A1 1.76% 10/25/66	592,793	489,053
•Series 2021-NQM8 A1 1.84% 10/25/66	2,897,166	2,480,774
•Series 2021-RPL1 A1 1.67% 9/27/60	1,178,364	1,132,094
Series 2021-RPL2 A1 2.00% 1/25/60	522,226	449,118
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
CSMC Trust (continued)
•Series 2021-RPL6 A1 2.00% 10/25/60	1,065,499	$934,123
φSeries 2022-JR1 A1 4.27% 10/25/66	512,865	505,043
•Series 2022-NQM1 A1 2.27% 11/25/66	2,845,633	2,476,043
•Deephaven Residential Mortgage Trust Series 2022-1 A1 2.21% 1/25/67	2,073,291	1,817,202
•Ellington Financial Mortgage Trust Series 2021-2 A1 0.93% 6/25/66	785,871	634,443
First Horizon Alternative Mortgage Securities Trust Series 2005-FA8 1A19 5.50% 11/25/35	49,678	24,208
•Galton Funding Mortgage Trust Series 2017-1 A22 3.00% 7/25/56	96,225	84,869
φGCAT Trust Series 2020-NQM1 A3 2.55% 1/25/60	2,347,195	2,210,408
•GMACM Mortgage Loan Trust Series 2005-AR3 3A4 3.86% 6/19/35	33,475	30,233
GSR Mortgage Loan Trust
Series 2004-13F 3A3 6.00% 11/25/34	7,111	6,607
Series 2004-6F 1A2 5.00% 5/25/34	15,774	14,516
Series 2004-6F 3A4 6.50% 5/25/34	43,860	42,886
•Home RE Ltd. Series 2022-1 M1A 8.19% (SOFR30A + 2.85%) 10/25/34	568,277	571,648
•Impac CMB Trust Series 2007-A A 5.97% (TSFR01M + 0.61%) 5/25/37	993,172	945,495
•Impac Secured Assets Trust Series 2006-1 2A1 6.17% (TSFR01M + 0.81%) 5/25/36	4,321	4,024
•JP Morgan Mortgage Trust
Series 2006-A2 5A3 6.13% 11/25/33	5,329	5,192
Series 2017-5 A2 3.68% 10/26/48	2,954,996	2,861,301
Series 2018-4 A1 3.50% 10/25/48	340,010	302,291
•LHOME Mortgage Trust Series 2021-RTL1 A1 3.09% 2/25/26	18,915	18,906
•MASTR Adjustable Rate Mortgages Trust Series 2004-13 2A1 5.87% 4/21/34	5,872	5,645
LVIP JPMorgan Core Bond Fund-39

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
MASTR Alternative Loan Trust
Series 2003-9 8A1 6.00% 1/25/34	20,734	$19,307
Series 2004-10 1A1 4.50% 9/25/34	494	473
Series 2004-4 10A1 5.00% 5/25/24	6,439	5,857
Series 2004-6 7A1 6.00% 7/25/34	45,612	42,751
~^Series 2004-7 30 0.00% 8/25/34	3,990	3,223
Series 2004-8 6A1 5.50% 9/25/19	106	106
MASTR Asset Securitization Trust
Series 2003-11 9A6 5.25% 12/25/33	34,794	33,260
~^Series 2003-12 15 0.00% 12/25/18	76	0
~^Series 2004-6 15 0.00% 7/25/19	82	81
~^MASTR Resecuritization Trust Series 2005-PO 3 0.00% 5/28/35	5,226	3,971
•MFA Trust Series 2020-NQM1 A3 2.30% 8/25/49	574,749	527,817
•NACC Reperforming Loan REMIC Trust Series 2004-R2 A1 6.50% 10/25/34	15,133	13,280
•New Residential Mortgage Loan Trust
Series 2014-2A A3 3.75% 5/25/54	549,674	513,868
Series 2015-1A A3 3.75% 5/28/52	299,611	282,677
Series 2015-2A A1 3.75% 8/25/55	1,911,154	1,810,734
Series 2015-2A A2 3.75% 8/25/55	1,088,102	1,030,929
Series 2016-3A A1B 3.25% 9/25/56	599,310	553,860
Series 2016-3A B1 4.00% 9/25/56	2,440,661	2,316,742
Series 2016-4A B2 4.75% 11/25/56	1,327,302	1,268,017
Series 2017-1A A1 4.00% 2/25/57	1,536,674	1,464,547
Series 2017-2A B2 4.75% 3/25/57	1,333,433	1,284,166
Series 2017-4A A1 4.00% 5/25/57	1,409,950	1,339,859
Series 2017-6A A1 4.00% 8/27/57	3,084,918	2,937,425
Series 2022-NQM2 A1 3.08% 3/27/62	2,895,564	2,628,497
•OBX Trust
Series 2021-NQM2 A1 1.10% 5/25/61	533,818	408,014
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
•OBX Trust (continued)
Series 2021-NQM3 A1 1.05% 7/25/61	859,739	$653,472
Series 2022-NQM1 A1 2.31% 11/25/61	2,833,576	2,436,500
•Onslow Bay Mortgage Loan Trust Series 2021-NQM4 A1 1.96% 10/25/61	1,782,088	1,454,743
*PHH Alternative Mortgage Trust Series 2007-2 2X 6.00% 5/25/37	67,059	12,822
•PRKCM Trust Series 2021-AFC2 A1 2.07% 11/25/56	770,785	635,768
SACO I, Inc. Series 1997-2 1A5 7.00% 8/25/36	907	898
•SG Residential Mortgage Trust Series 2022-1 A1 3.17% 3/27/62	2,757,603	2,487,974
Towd Point Mortgage Trust
•Series 2016-3 B1 4.13% 4/25/56	850,000	810,771
•Series 2017-6 M1 3.25% 10/25/57	1,610,000	1,442,825
•Series 2019-HY2 M2 7.37% (TSFR01M + 2.01%) 5/25/58	950,000	970,832
•Series 2021-R1 A1 2.92% 11/30/60	1,345,513	1,142,110
Series 2022-4 A1 3.75% 9/25/62	2,617,755	2,437,460
Vendee Mortgage Trust
•Series 1994-1 1 3.86% 2/15/24	439	438
Series 1994-1 2ZB 6.50% 2/15/24	13,910	13,873
Series 1996-1 1Z 6.75% 2/15/26	13,390	13,474
Series 1996-2 1Z 6.75% 6/15/26	6,341	6,434
Series 1997-1 2Z 7.50% 2/15/27	27,817	28,272
Series 1998-1 2E 7.00% 3/15/28	9,609	9,768
•VM Master Issuer LLC Series 2022-1 A1 5.16% 5/24/25	1,000,000	985,785
♦•WaMu Mortgage Pass-Through Certificates Trust
Series 2003-AR8 A 5.58% 8/25/33	2,281	2,153
Series 2003-AR9 1A6 5.66% 9/25/33	12,204	11,423
Series 2004-AR3 A2 4.51% 6/25/34	3,885	3,548
Series 2005-AR13 A1A1 6.05% (TSFR01M + 0.69%) 10/25/45	727,904	686,634
LVIP JPMorgan Core Bond Fund-40

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COLLATERALIZED MORTGAGE OBLIGATIONS (continued)
Washington Mutual Mortgage Pass-Through Certificates WMALT Trust
*♦‡•Series 2005-2 1A4 0.00% (4.94% minus TSFR01M) 4/25/35	267,883	$10,186
*♦‡•Series 2005-2 2A3 0.00% (4.89% minus TSFR01M) 4/25/35	72,333	2,582
*♦Series 2005-3 CX 5.50% 5/25/35	85,972	14,649
♦Series 2005-4 CB7 5.50% 6/25/35	67,580	58,923
♦Series 2005-6 2A4 5.50% 8/25/35	17,063	13,823
Total Non-Agency Collateralized Mortgage Obligations (Cost $67,374,656)		68,989,946
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES–3.24%
•AREIT Trust Series 2022-CRE6 A 6.59% (SOFR30A + 1.25%) 1/20/37	1,662,979	1,651,084
•BANK Series 2018-BN14 C 4.61% 9/15/60	1,640,000	1,243,139
BB-UBS Trust Series 2012-SHOW A 3.43% 11/5/36	300,000	280,092
•BX Commercial Mortgage Trust
Series 2021-SOAR A 6.15% (TSFR01M + 0.78%) 6/15/38	1,197,642	1,177,425
Series 2021-XL2 A 6.17% (TSFR01M + 0.80%) 10/15/38	3,596,879	3,527,168
Series 2023-VLT2 A 7.64% (TSFR01M + 2.28%) 6/15/40	3,710,000	3,701,954
BX Trust
Series 2019-OC11 A 3.20% 12/9/41	870,000	769,645
•Series 2022-LBA6 A 6.36% (TSFR01M + 1.00%) 1/15/39	1,680,000	1,650,592
CD Mortgage Trust Series 2016-CD1 A4 2.72% 8/10/49	1,950,000	1,795,658
Citigroup Commercial Mortgage Trust
Series 2014-GC25 A4 3.64% 10/10/47	680,000	659,751
Series 2016-P3 A4 3.33% 4/15/49	580,000	551,477
Series 2016-P6 A4 3.46% 12/10/49	266,043	252,038
Series 2020-GC46 A5 2.72% 2/15/53	1,100,000	942,573
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
COMM Mortgage Trust
Series 2014-CR16 A4 4.05% 4/10/47	590,000	$585,889
Series 2014-CR19 A5 3.80% 8/10/47	200,000	198,016
Series 2014-CR20 A4 3.59% 11/10/47	310,000	303,172
Series 2014-CR20 AM 3.94% 11/10/47	1,200,000	1,145,186
Series 2015-CR23 A4 3.50% 5/10/48	320,000	310,205
Series 2015-CR25 A4 3.76% 8/10/48	156,000	151,499
Series 2020-CBM A2 2.90% 2/10/37	750,000	719,482
Series 2020-CBM C 3.40% 2/10/37	500,000	472,308
CSMC Trust
Series 2014-USA A2 3.95% 9/15/37	885,000	773,428
Series 2014-USA B 4.18% 9/15/37	5,620,000	4,583,072
Series 2014-USA D 4.37% 9/15/37	100,000	65,282
DB-JPM Mortgage Trust Series 2016-C1 A4 3.28% 5/10/49	700,000	664,810
^GAM Re-REMICS Trust
Series 2021-FRR2 A730 0.00% 9/27/51	1,250,000	1,158,411
Series 2021-FRR2 B730 0.00% 9/27/51	1,750,000	1,608,874
•GS Mortgage Securities Corp. Trust
Series 2013-PEMB A 3.55% 3/5/33	3,810,000	2,916,824
Series 2021-ROSS A 6.63% (TSFR01M + 1.26%) 5/15/26	2,970,000	2,639,009
GS Mortgage Securities Trust Series 2015-GC32 A4 3.76% 7/10/48	390,000	376,722
JP Morgan Chase Commercial Mortgage Securities Trust
Series 2015-JP1 A5 3.91% 1/15/49	1,000,000	965,208
•Series 2020-MKST D 7.48% (TSFR01M + 1.86%) 12/15/36	5,130,000	1,202,131
JPM-BB Commercial Mortgage Securities Trust Series 2015-C33 A4 3.77% 12/15/48	1,370,000	1,320,450
JPM-DB Commercial Mortgage Securities Trust Series 2016-C2 A4 3.14% 6/15/49	1,300,000	1,214,382
LVIP JPMorgan Core Bond Fund-41

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•KNDL Mortgage Trust Series 2019-KNSQ A 6.36% (TSFR01M + 1.00%) 5/15/36	3,390,000	$3,377,287
•MHC Trust Series 2021-MHC2 A 6.33% (TSFR01M + 0.96%) 5/15/38	561,234	553,514
Morgan Stanley Bank of America Merrill Lynch Trust
•Series 2013-C7 C 4.06% 2/15/46	1,297,686	1,240,917
Series 2014-C17 A5 3.74% 8/15/47	521,699	509,224
Series 2015-C23 A4 3.72% 7/15/50	1,230,000	1,189,289
Series 2015-C26 A5 3.53% 10/15/48	970,000	935,775
Series 2016-C29 A4 3.33% 5/15/49	540,000	511,245
•Morgan Stanley Capital I Trust Series 2019-BPR A 7.34% (TSFR01M + 1.99%) 5/15/36	1,993,265	1,953,804
MRCD Mortgage Trust
Series 2019-PARK A 2.72% 12/15/36	740,000	692,027
Series 2019-PARK D 2.72% 12/15/36	987,000	845,519
•MTN Commercial Mortgage Trust Series 2022-LPFL A 6.77% (TSFR01M + 1.40%) 3/15/39	1,030,000	999,532
Natixis Commercial Mortgage Securities Trust
Series 2019-FAME A 3.05% 8/15/36	5,440,000	4,725,904
*•Series 2019-FAME XA 1.35% 8/15/36	32,225,000	37,172
•OPG Trust Series 2021-PORT A 5.96% (TSFR01M + 0.60%) 10/15/36	2,422,740	2,362,151
SBALR Commercial Mortgage Trust Series 2020-RR1 A3 2.83% 2/13/53	912,956	762,574
SLG Office Trust Series 2021-OVA A 2.59% 7/15/41	2,020,000	1,674,456
•SMRT Series 2022-MINI A 6.36% (TSFR01M + 1.00%) 1/15/39	1,740,000	1,703,014
UBS-BAMLL Trust Series 2012-WRM A 3.66% 6/10/30	3,676	3,369
VLS Commercial Mortgage Trust Series 2020-LAB A 2.13% 10/10/42	1,530,000	1,243,871
*•Wells Fargo Commercial Mortgage Trust
Series 2016-BNK1 XA 1.71% 8/15/49	12,310,528	400,242
Series 2016-C36 XA 1.16% 11/15/59	25,072,544	622,333
	Principal Amount°	Value (U.S. $)
NON-AGENCY COMMERCIAL MORTGAGE-BACKED SECURITIES (continued)
•WFRBS Commercial Mortgage Trust Series 2014-C20 C 4.51% 5/15/47	3,603,000	$2,281,586
Total Non-Agency Commercial Mortgage-Backed Securities (Cost $71,776,109)		70,201,761
ΔREGIONAL BONDS–0.11%
Canada—0.11%
Province of British Columbia Canada 2.25% 6/2/26	1,100,000	1,047,992
Province of Manitoba Canada 2.13% 6/22/26	660,000	625,857
Province of Quebec Canada 2.50% 4/20/26	730,000	700,582
		2,374,431
Total Regional Bonds (Cost $2,328,758)		2,374,431
ΔSOVEREIGN BONDS–0.36%
Chile—0.03%
Chile Government International Bonds 3.10% 1/22/61	930,000	623,294
		623,294
India—0.04%
Export-Import Bank of India 3.38% 8/5/26	990,000	950,341
		950,341
Mexico—0.25%
Mexico Government International Bonds
2.66% 5/24/31	283,000	239,228
3.50% 2/12/34	5,067,000	4,286,794
3.75% 1/11/28	280,000	269,877
4.40% 2/12/52	685,000	541,691
		5,337,590
Panama—0.03%
Panama Government International Bonds 4.30% 4/29/53	1,170,000	781,662
		781,662
Saudi Arabia—0.01%
Saudi Government International Bonds 2.25% 2/2/33	200,000	165,578
		165,578
Total Sovereign Bonds (Cost $7,457,694)		7,858,465
LVIP JPMorgan Core Bond Fund-42

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS–25.96%
U.S. Treasury Bonds
1.13% 5/15/40	1,220,000	$786,233
1.63% 11/15/50	13,530,000	8,060,920
1.75% 8/15/41	515,000	358,166
1.88% 2/15/51	26,123,900	16,565,206
2.00% 11/15/41	205,000	148,281
2.00% 2/15/50	5,100,000	3,355,840
2.00% 8/15/51	3,085,000	2,014,529
2.25% 5/15/41	4,785,000	3,644,637
2.25% 8/15/46	3,103,700	2,206,658
2.25% 8/15/49	1,095,000	764,532
2.38% 2/15/42	2,510,000	1,925,837
2.38% 11/15/49	1,365,000	979,387
2.38% 5/15/51	16,350,000	11,667,258
2.50% 2/15/45	2,000,000	1,514,453
2.75% 8/15/42	1,800,000	1,459,898
2.75% 11/15/42	8,450,000	6,832,947
2.88% 5/15/43	7,470,000	6,132,111
2.88% 8/15/45	570,000	459,607
2.88% 5/15/49	1,420,000	1,128,345
2.88% 5/15/52	5,320,000	4,235,634
3.00% 11/15/44	663,000	548,710
3.00% 11/15/45	1,000,000	822,734
3.00% 2/15/47	28,000	22,891
3.00% 2/15/48	90,000	73,339
3.00% 2/15/49	5,380,000	4,377,765
3.00% 8/15/52	1,400,000	1,144,883
3.13% 11/15/41	950,000	826,055
3.13% 2/15/43	500,000	427,383
3.13% 5/15/48	176,200	146,797
3.25% 5/15/42	110,000	96,508
3.38% 5/15/44	1,000,000	881,680
3.38% 11/15/48	2,980,000	2,596,558
3.50% 2/15/39	1,037,800	982,870
3.63% 8/15/43	350,000	321,768
3.63% 2/15/44	645,000	591,032
3.63% 5/15/53	13,660,000	12,629,097
3.75% 8/15/41	2,150,000	2,045,691
3.75% 11/15/43	514,000	480,349
3.88% 8/15/40	1,975,000	1,924,931
3.88% 2/15/43	500,000	476,719
3.88% 5/15/43	35,110,000	33,469,705
4.00% 11/15/42	3,000,000	2,915,508
4.00% 11/15/52	1,860,000	1,835,152
4.25% 5/15/39	945,000	973,424
4.38% 8/15/43	6,050,000	6,175,727
U.S. Treasury Inflation Indexed Notes 1.13% 1/15/33	16,030,608	15,163,318
U.S. Treasury Notes
0.38% 1/31/26	650,000	600,539
0.38% 9/30/27	1,160,000	1,017,402
0.75% 4/30/26	100,000	92,516
0.88% 9/30/26	180,300	165,601
0.88% 11/15/30	101,570,000	83,442,136
1.25% 3/31/28	2,475,000	2,219,379
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
U.S. Treasury Notes (continued)
1.25% 6/30/28	3,937,500	$3,511,450
1.25% 8/15/31	250,000	206,865
1.38% 11/15/31	840,400	697,729
1.50% 8/15/26	28,000	26,206
1.50% 1/31/27	74,000	68,690
1.63% 2/15/26	59,400	56,288
1.63% 5/15/31	310,000	265,910
1.75% 12/31/26	12,082,100	11,319,889
1.88% 2/15/32	2,950,000	2,536,193
2.00% 11/15/26	84,000	79,413
2.13% 5/15/25	575,000	556,649
2.25% 11/15/25	610,000	587,506
2.25% 2/15/27	293,000	278,144
2.50% 2/28/26	160,000	154,413
2.63% 5/31/27	5,100,000	4,881,258
2.75% 7/31/27	2,230,000	2,140,626
2.88% 4/30/25	146,000	142,812
2.88% 8/15/28	188,850,000	180,727,975
2.88% 5/15/32	1,630,000	1,510,424
3.13% 8/31/27	2,935,000	2,852,453
3.13% 8/31/29	2,895,000	2,780,444
3.38% 5/15/33	39,940,000	38,329,919
3.63% 3/31/30	7,150,000	7,039,119
3.88% 11/30/27	3,000,000	2,993,672
3.88% 8/15/33	370,000	369,538
4.63% 3/15/26	310,000	312,688
4.88% 10/31/30	24,170,000	25,563,552
^U.S. Treasury Strip Coupon
0.00% 2/15/25	50,000	47,566
0.00% 5/15/26	100,000	90,617
0.00% 8/15/26	23,000	20,670
0.00% 11/15/26	250,000	222,728
0.00% 2/15/27	300,000	264,895
0.00% 5/15/27	725,000	634,228
0.00% 8/15/27	250,000	216,694
0.00% 8/15/29	3,400,000	2,731,050
0.00% 8/15/30	300,000	231,442
0.00% 11/15/30	500,000	381,799
0.00% 2/15/31	350,000	264,840
0.00% 5/15/31	275,000	205,975
0.00% 11/15/31	760,000	557,112
0.00% 2/15/33	400,000	277,919
0.00% 5/15/33	1,175,000	807,531
0.00% 8/15/33	100,000	67,990
0.00% 11/15/33	1,025,000	689,573
0.00% 2/15/34	775,000	515,873
0.00% 11/15/34	50,000	32,214
0.00% 2/15/35	65,000	41,412
0.00% 5/15/35	250,000	157,594
0.00% 11/15/40	850,000	409,585
0.00% 2/15/41	545,134	259,665
0.00% 11/15/41	100,000	45,737
LVIP JPMorgan Core Bond Fund-43

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
U.S. TREASURY OBLIGATIONS (continued)
^U.S. Treasury Strip Coupon (continued)
0.00% 11/15/43	21,405,000	$8,906,624
Total U.S. Treasury Obligations (Cost $553,413,157)		561,799,804

	Number of Shares
MONEY MARKET FUND–0.93%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	20,040,908	20,040,908
Total Money Market Fund (Cost $20,040,908)		20,040,908

TOTAL INVESTMENTS–99.39% (Cost $2,109,015,884)	$2,150,674,413

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.61%	13,275,641
NET ASSETS APPLICABLE TO 219,828,646 SHARES OUTSTANDING–100.00%	$2,163,950,054
NET ASSET VALUE PER SHARE–LVIP JPMORGAN CORE BOND FUND STANDARD CLASS ($1,729,106,367 / 175,191,087 Shares)	$9.870
NET ASSET VALUE PER SHARE–LVIP JPMORGAN CORE BOND FUND SERVICE CLASS ($434,843,687 / 44,637,559 Shares)	$9.742
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$2,134,216,745
Distributable earnings/(accumulated loss)	29,733,309
TOTAL NET ASSETS	$2,163,950,054

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

~Principal Only - represents the right to receive the principal portion only on an underlying pool of mortgage loans. The market value of these securities is extremely volatile in response to changes in market interest rates. As prepayments on the underlying mortgages of these securities increase, the yield on these securities increases.

^Zero coupon security. The rate shown is the yield at the time of purchase.
*Interest only security. An interest only security is the interest only portion of a fixed income security which is sold separately from the principal portion of the security.
♦Pass Through Agreement. Security represents the contractual right to receive a proportionate amount of underlying payments due to the counterparty pursuant to various agreements related to the rescheduling of obligations and the exchange of certain notes.

‡Rate is less than 0.01%.
μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
LVIP JPMorgan Core Bond Fund-44

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
φStep coupon bond. Coupon increases/decreases periodically based on predetermined schedule. Stated rate in effect at December 31, 2023.
ΔSecurities have been classified by country of origin.

★Includes $1,239,999 cash collateral held at broker for futures contracts, $76,153 variation margin due from broker on futures contracts,
$702,436 payable for securities purchased, $656,996 payable for fund shares redeemed, $110,090 other accrued expenses payable, $870,271 due to manager and affiliates, $50,000 payable for audit fee and $31,552 payable for fund accounting fee as of December 31, 2023.

The following futures contracts were outstanding at December 31, 2023:
Futures Contracts1
Contracts to Buy (Sell)		Notional Amount	Notional Cost (Proceeds)	Expiration Date	Value/ Unrealized Appreciation[2]	Value/ Unrealized Depreciation[2]
Interest Rate Contracts:
84	U.S. Treasury 2 yr Notes	$17,296,781	$17,135,952	3/28/24	$160,829	$—
776	U.S. Treasury 5 yr Notes	84,408,188	82,673,771	3/28/24	1,734,417	—
Total Futures Contracts					$1,895,246	$—

The use of futures contracts involves elements of market risk and risks in excess of the amounts recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation
(depreciation) is reflected in the Fund’s net assets.

[1] See Note 9 in Notes to Financial Statements.
[2] Includes cumulative appreciation (depreciation) of futures contracts from the date the contracts were opened through December 31, 2023.

Summary of Abbreviations:
ARM–Adjustable Rate Mortgage
BAMLL–Bank of America Merrill Lynch Large Loan
BB-UBS–Barclays Bank United Bank of Switzerland
CLO–Collateralized Loan Obligation
DB-JPM–Deutsche Bank JPMorgan
ECOFC–Enterprise 11th District Federal Cost of Funds Index
FREMF–Freddie Mac Multifamily
GNMA–Government National Mortgage Association
GS–Goldman Sachs
H15T10Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 10 Year
H15T1Y–U.S. Treasury Yield Curve Rate T Note Constant Maturity 1 Year
HSBC–Hong Kong and Shanghai Banking Corporation
JPM–JPMorgan
JPM-BB–JPMorgan Barclays Bank
JPM-DB–JPMorgan Deutsche Bank
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LNG–Liquefied Natural Gas
PNMAC–PennyMac
REIT–Real Estate Investment Trust
REMIC–Real Estate Mortgage Investment Conduits
RFUCCT1Y–Refinitiv USD IBOR Consumer Cash Fallbacks Term 1 Year
RFUCCT6M–Refinitiv USD IBOR Consumer Cash Fallbacks Term 6 Month
S&P–Standard & Poor’s
S.F.–Single Family
SOFR30A–Secured Overnight Financing Rate 30 Days Average
SOFR90A–Secured Overnight Financing Rate 90 Days Average
STACR–Structured Agency Credit Risk
TBA–To be announced
TSFR01M–1 Month Term Secured Overnight Financing Rate
TSFR03M–3 Month Term Secured Overnight Financing Rate
TSFR12M–12 Month Term Secured Overnight Financing Rate
WFRBS–Wells Fargo Royal Bank of Scotland
LVIP JPMorgan Core Bond Fund-45

LVIP JPMorgan Core Bond Fund
Statement of Net Assets (continued)
Summary of Abbreviations: (continued)
yr–Year
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Core Bond Fund-46

LVIP JPMorgan Core Bond Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$42,165,052
Dividends from affiliated investments	138,632
Dividends from unaffiliated investments	1,687
42,305,371
EXPENSES:
Management fees	3,710,442
Distribution fees-Service Class	936,401
Shareholder servicing fees	346,577
Accounting and administration expenses	109,756
Pricing fees	99,775
Professional fees	99,567
Custodian fees	74,497
Trustees’ fees and expenses	24,961
Reports and statements to shareholders	21,783
Consulting fees	1,506
Other	34,074
5,459,339
Less:
Management fees waived	(7,377)
Total operating expenses	5,451,962
NET INVESTMENT INCOME	36,853,409
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain (loss) from:
Sale of affiliated investments	3,297
Sale of unaffiliated investments	(11,815,577)
Futures contracts	(742,661)
Net realized loss	(12,554,941)
Net change in unrealized appreciation (depreciation) of:
Affiliated investments	(3,341)
Unaffiliated investments	101,772,303
Futures contracts	1,895,246
Net change in unrealized appreciation (depreciation)	103,664,208
NET REALIZED AND UNREALIZED GAIN	91,109,267
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$127,962,676
See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Core Bond Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$36,853,409	$10,309,000
Net realized loss	(12,554,941)	(4,767,000)
Net change in unrealized appreciation (depreciation)	103,664,208	(71,535,000)
Net increase (decrease) in net assets resulting from operations	127,962,676	(65,993,000)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(30,523,334)	(3,732,000)
Service Class	(12,592,136)	(7,159,000)
	(43,115,470)	(10,891,000)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	1,564,343,132	55,066,000
Service Class	129,808,594	108,307,000
Reinvestment of dividends and distributions:
Standard Class	30,523,334	3,732,000
Service Class	12,592,136	7,159,000
	1,737,267,196	174,264,000
Cost of shares redeemed:
Standard Class	(90,902,414)	(57,367,000)
Service Class	(37,695,934)	(92,588,000)
	(128,598,348)	(149,955,000)
Increase in net assets derived from capital share transactions	1,608,668,848	24,309,000
NET INCREASE (DECREASE) IN NET ASSETS	1,693,516,054	(52,575,000)
NET ASSETS:
Beginning of year	470,434,000	523,009,000
End of year	$2,163,950,054	$470,434,000
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Core Bond Fund-47

LVIP JPMorgan Core Bond Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Core Bond Fund Standard Class
	Year Ended
	12/31/23[1]	12/31/22[1]	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$9.670	$11.34	$11.88	$11.24	$10.66
Income (loss) from investment operations:
Net investment income[2]	0.388	0.24	0.21	0.24	0.30
Net realized and unrealized gain (loss)	0.173	(1.66)	(0.37)	0.63	0.56
Total from investment operations	0.561	(1.42)	(0.16)	0.87	0.86
Less dividends and distributions from:
Net investment income	(0.361)	(0.20)	(0.22)	(0.23)	(0.28)
Net realized gain	—	(0.05)	(0.16)	—	—
Total dividends and distributions	(0.361)	(0.25)	(0.38)	(0.23)	(0.28)
Net asset value, end of period	$9.870	$9.67	$11.34	$11.88	$11.24
Total return[3]	5.91%	(12.58% )	(1.35% )	7.84%	8.18%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$1,729,106	$148,705	$172,023	$190,891	$162,192
Ratio of expenses to average net assets	0.49%	0.53%	0.53%	0.53%	0.58%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.49%	0.55%	0.54%	0.55%	0.58%
Ratio of net investment income to average net assets	4.07%	2.34%	1.79%	2.09%	2.70%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	4.07%	2.32%	1.78%	2.07%	2.70%
Portfolio turnover	48% [4]	60%	93%	92%	20%

[1]
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust Core Bond Portfolio, a former portfolio of JPMorgan Insurance Trust, as the result of a reorganization on May 1, 2023. Pre-inception information is that of the JPMorgan Insurance Trust Core Bond Portfolio.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Portfolio turnover rate excludes in-kind transactions.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Core Bond Fund-48

LVIP JPMorgan Core Bond Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Core Bond Fund Service Class
	Year Ended
	12/31/23[1]	12/31/22[1]	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$9.530	$11.17	$11.72	$11.09	$10.53
Income (loss) from investment operations:
Net investment income[2]	0.365	0.21	0.17	0.21	0.27
Net realized and unrealized gain (loss)	0.164	(1.62)	(0.37)	0.63	0.55
Total from investment operations	0.529	(1.41)	(0.20)	0.84	0.82
Less dividends and distributions from:
Net investment income	(0.317)	(0.18)	(0.19)	(0.21)	(0.26)
Net realized gain	—	(0.05)	(0.16)	—	—
Total dividends and distributions	(0.317)	(0.23)	(0.35)	(0.21)	(0.26)
Net asset value, end of period	$9.742	$9.53	$11.17	$11.72	$11.09
Total return[3]	5.66%	(12.74% )	(1.66% )	7.68%	7.87%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$434,844	$321,729	$350,986	$340,885	$218,268
Ratio of expenses to average net assets	0.74%	0.78%	0.78%	0.78%	0.83%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.80%	0.79%	0.79%	0.83%
Ratio of net investment income to average net assets	3.82%	2.10%	1.54%	1.82%	2.45%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	3.82%	2.08%	1.53%	1.81%	2.45%
Portfolio turnover	48% [4]	60%	93%	92%	20%

[1]
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust Core Bond Portfolio, a former portfolio of JPMorgan Insurance Trust, as the result of a reorganization on May 1, 2023. Pre-inception information is that of the JPMorgan Insurance Trust Core Bond Portfolio.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Portfolio turnover rate excludes in-kind transactions.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Core Bond Fund-49

LVIP JPMorgan Core Bond Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Core Bond Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust Core Bond Portfolio, a former portfolio of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund commenced on May 1, 2023. Pre-inception information for Standard Class shares and Service Class shares shown is that of the Predecessor Fund’s Standard Class shares and Service Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek to maximize total return by investing primarily in a diversified portfolio of intermediate- and long-term debt securities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–U.S. government and agency securities are valued at the evaluated bid price which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.   Futures contracts are valued at the daily quoted settlement prices.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
To Be Announced Securities (TBA)–The Fund may contract to purchase securities for a fixed price at a transaction date beyond the customary settlement period (e.g., when issued, delayed delivery, forward commitment, or TBA transactions) consistent with the Fund's ability to manage its investment portfolio and meet redemption requests. These transactions involve a commitment by the Fund to purchase securities for a
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Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
predetermined price or yield with payment and delivery taking place more than three days in the future, or after a period longer than the customary settlement period for that type of security. No interest will be earned by the Fund on such purchases until the securities are delivered; however, the market value may change prior to delivery.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   Realized gains (losses) on paydowns of asset- and mortgage-backed securities are classified as interest income.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2023, LFI receives a management fee at an annual rate of 0.40% of the Fund’s average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2023, management fees were paid by the Predecessor Fund to J.P. Morgan Investment Management Inc. (“JPMIM”), in the amount of $674,515.
Effective May 1, 2023, LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.54% of the Fund’s average daily net assets for the Standard Class and 0.79% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2023, no expense reimbursements were subject to recoupment.
Prior to May 1, 2023, JPMIM (for all share classes) and/or JPMorgan Distribution Services, Inc. ("JPMDS") (for Class 2 Shares) had contractually agreed to waive fees and/or reimburse the Predecessor Fund to the extent that total annual operating expenses of the Predecessor Fund (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceeded 0.60% of the Predecessor Fund's average daily net assets for the Class 1 shares and 0.85% for the Class 2 shares.
Prior to May 1, 2023, JPMIM and JPMorgan Distribution Services, Inc. ("JPMDS") had contractually  agreed to waive fees  and/or  reimburse expenses in an amount sufficient to offset the respective net fees each collects from one or more money market funds advised by the Predecessor Adviser ("affiliated money market fund") on the Predecessor Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral.
The amount of these waivers resulting from investments in these money market funds for the period ended April 30, 2023 was $7,377.
Prior to May 1, 2023, JPMIM voluntarily agreed to reimburse the Predecessor Fund for Trustee Fees paid to one of the Predecessor Fund's interested Trustees. The amount of this reimbursement was $549.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LFI, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets.
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Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the period May 1, 2023 through December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$46,945
Legal	7,867
Prior to May 1, 2023, the Predecessor Fund paid custody and accounting fees to JP Morgan Chase Bank, N.A. ("JPMCB") in the amount of $37,534 which are included in "Custodian fees" on the Statement of Operations.
Prior to May 1, 2023, J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), provided certain administration services to the Predecessor Fund. For these services, JPMIM's fees were calculated daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Predecessor Fund's average daily net assets, plus 0.050% of the Predecessor Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Predecessor Fund's average daily net assets between $20 billion and $ 25 billion, plus 0.010% of the Predecessor Fund's average daily net assets in excess of $25 billion.
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $3,239 for the period May 1, 2023 through December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$727,512
Distribution fees payable to LFD	90,014
Shareholder servicing fees payable to Lincoln Life	52,745
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Prior to May 1, 2023, the Predecessor Fund invested in an Underlying Fund which was considered to be an affiliate. The Underlying Fund's distributions were reinvested into the Underlying Fund. Reinvestment amounts are included in the purchases at cost amounts in the table below.
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANY-0.00%@
Money Market Fund-0.00%@
×JPMorgan Prime Money Market Fund Class Institutional Shares	$14,134,362	$54,838,703	$68,973,021	$3,297	$(3,341)	$—	—	$138,632	$—

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
On September 26, 2023, the Fund received a large amount of new assets via a Purchase in Kind (PIK) transaction from several affiliated Funds of Funds in the amount of $1,424,348,294 pursuant to procedures approved by the Board.
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LVIP JPMorgan Core Bond Fund
Notes to Financial Statements (continued)
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments and in-kind transactions as follows:
Purchases other than U.S. government securities	$252,330,016
Purchases of U.S. government securities	432,345,140
Sales other than U.S. government securities	306,249,208
Sales of U.S. government securities	166,417,195
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments and derivatives	$2,109,411,233
Aggregate unrealized appreciation of investments and derivatives	$87,758,956
Aggregate unrealized depreciation of investments and derivatives	(46,495,776)
Net unrealized appreciation of investments and derivatives	$41,263,180
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Agency Collateralized Mortgage Obligations	$—	$58,253,792	$—	$58,253,792
Agency Commercial Mortgage-Backed Securities	—	44,169,083	—	44,169,083
Agency Mortgage-Backed Securities	—	580,281,612	—	580,281,612
Agency Obligations	—	871,561	—	871,561
Corporate Bonds
Aerospace & Defense	—	18,190,258	—	18,190,258
Agriculture	—	5,894,948	—	5,894,948
Airlines	—	5,426,424	—	5,426,424
Apparel	—	1,703,585	—	1,703,585
Auto Manufacturers	—	3,696,782	—	3,696,782
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Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Auto Parts & Equipment	$—	$89,018	$—	$89,018
Banks	—	207,034,039	—	207,034,039
Beverages	—	3,297,111	—	3,297,111
Biotechnology	—	1,610,699	—	1,610,699
Building Materials	—	1,025,267	—	1,025,267
Chemicals	—	2,206,998	—	2,206,998
Commercial Services	—	6,982,679	—	6,982,679
Computers	—	4,380,541	—	4,380,541
Cosmetics & Personal Care	—	2,920,529	—	2,920,529
Distribution/Wholesale	—	74,017	—	74,017
Diversified Financial Services	—	27,436,594	—	27,436,594
Electric	—	28,460,407	—	28,460,407
Electrical Components & Equipment	—	769,488	—	769,488
Electronics	—	64,069	—	64,069
Engineering & Construction	—	350,998	—	350,998
Entertainment	—	3,511,303	—	3,511,303
Environmental Control	—	122,880	—	122,880
Food	—	3,858,538	—	3,858,538
Gas	—	4,215,559	—	4,215,559
Health Care Products	—	2,719,570	—	2,719,570
Health Care Services	—	12,980,610	—	12,980,610
Housewares	—	345,174	—	345,174
Insurance	—	10,085,902	—	10,085,902
Internet	—	11,022,834	—	11,022,834
Iron & Steel	—	2,352,264	—	2,352,264
Machinery Diversified	—	1,033,351	—	1,033,351
Media	—	21,861,281	—	21,861,281
Mining	—	10,064,764	—	10,064,764
Miscellaneous Manufacturing	—	741,870	—	741,870
Oil & Gas	—	32,214,977	—	32,214,977
Oil & Gas Services	—	977,338	—	977,338
Packaging & Containers	—	417,998	—	417,998
Pharmaceuticals	—	24,946,181	—	24,946,181
Pipelines	—	21,761,803	—	21,761,803
Private Equity	—	114,457	—	114,457
Real Estate	—	74,722	959,000	1,033,722
Real Estate Investment Trusts	—	10,251,144	—	10,251,144
Retail	—	9,744,296	—	9,744,296
Savings & Loans	—	1,438,698	—	1,438,698
Semiconductors	—	9,374,259	—	9,374,259
Software	—	9,274,954	—	9,274,954
Telecommunications	—	21,382,256	—	21,382,256
Transportation	—	1,138,355	—	1,138,355
Trucking & Leasing	—	445,691	—	445,691
Water	—	215,889	—	215,889
Loan Agreement	—	—	645,772	645,772
Municipal Bonds	—	547,286	—	547,286
Non-Agency Asset-Backed Securities	—	170,614,571	12,763,052	183,377,623
Non-Agency Collateralized Mortgage Obligations	—	68,989,946	—	68,989,946
Non-Agency Commercial Mortgage-Backed Securities	—	70,201,761	—	70,201,761
Regional Bonds	—	2,374,431	—	2,374,431
Sovereign Bonds	—	7,858,465	—	7,858,465
U.S. Treasury Obligations	—	561,799,804	—	561,799,804
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LVIP JPMorgan Core Bond Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Money Market Fund	$20,040,908	$—	$—	$20,040,908
Total Investments	$20,040,908	$2,116,265,681	$14,367,824	$2,150,674,413
Derivatives:

Assets:
Futures Contracts	$1,895,246	$—	$—	$1,895,246
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, futures contracts and callable bonds.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income*	$43,115,470	$8,457,000
Long-term capital gains	—	2,434,000
Total	$43,115,470	$10,891,000

*	Short-term gain distributions were treated as ordinary income for income tax purposes
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$3,645,990
Capital loss carryforward	(15,175,861)
Net unrealized appreciation	41,263,180
Distributable earnings/(accumulated loss)	$29,733,309
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to non-deductible expense:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,886	$(2,886)
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$5,189,528	$9,986,333	$15,175,861
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Notes to Financial Statements (continued)
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	166,133,114	5,406,000
Service Class	13,537,843	10,750,000
Shares reinvested:
Standard Class	3,123,704	367,000
Service Class	1,300,674	713,000
	184,095,335	17,236,000
Shares redeemed:
Standard Class	(9,444,239)	(5,571,000)
Service Class	(3,964,474)	(9,119,000)
	(13,408,713)	(14,690,000)
Net increase	170,686,622	2,546,000
7. Securities Lending
Prior to May 1, 2023, the Predecessor Fund was authorized to engage in securities lending. Citibank N.A. (“Citibank”) served as lending agent for the Predecessor Fund. Cash collateral on securities loaned was invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund and the JPMorgan Securities Lending Money Market Fund. The Predecessor Fund retained the interest earned on cash collateral investments but was required to pay the borrower a rebate for the use of cash collateral. The fund did not participate in securities lending during the period January 1, 2023 through April 30, 2023.
As of May 1, 2023, the fund no longer participates in securities lending.
8. Line of Credit
Prior to May 1, 2023, the Predecessor Fund, along with certain other funds in the JPMorgan Insurance Trust ("Borrowers"), was a participant in  a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion ("Credit Facility") with various lenders and the Bank of New York Mellon, as administrative  agent for the lenders. This Credit Facility provided a source of funds to the Borrowers for temporary and emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The annual commitment fee to maintain the Credit Facility was 0.15% on the unused portion of the Credit Facility and was allocated to all participating portfolios pro rata based on their respective net assets. The Predecessor Fund did not utilize the Credit Facility during the period ending April 30, 2023.
9. Derivatives
U.S. GAAP requires disclosures that enable shareholders to understand: 1) how and why an entity uses derivatives; 2) how they are accounted for; and 3) how they affect an entity’s results of operations and financial position.
Futures Contracts–The Fund may use futures contracts in the normal course of pursuing its investment objective and strategies. The Fund may invest in futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions; as a cash management tool; to hedge currency risks associated with the Fund's investments; to facilitate investments in portfolio securities; and to reduce costs. In addition, the Fund may take long or short positions in futures to seek to stabilize overall portfolio volatility and to hedge overall market risk. Upon entering into a futures contract, the Fund deposits U.S. or foreign cash or pledges U.S. government securities to a broker, equal to the minimum “initial margin” requirements of the exchange on which the contract is traded. Subsequent payments are received from the broker or paid to the broker each day, based on the daily fluctuation in the market value of the contract. These receipts or payments are known as “variation margin” and are recorded daily by the Fund as unrealized gains or losses until the contracts are closed. When the contracts are closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Risks of entering into futures contracts include potential imperfect correlation between the futures contracts and the underlying securities and the possibility of an illiquid secondary market for these instruments. When investing in futures, there is reduced counterparty credit risk to the Fund because futures are exchange-traded and the exchange’s clearinghouse, as counterparty to all exchange-traded futures, guarantees against default.
During the year ended December 31, 2023, the Fund used futures contracts to hedge the Fund's existing portfolio securities against fluctuations in value caused by changes in interest rates or market conditions and as a cash management tool.
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LVIP JPMorgan Core Bond Fund
Notes to Financial Statements (continued)
 9. Derivatives (continued)
Fair values of derivative instruments as of December 31, 2023 were as follows:
	Asset Derivatives		Liability Derivatives
	Statement of Net Assets Location	Fair Value	Statement of Net Assets Location	Fair Value
Futures contracts (Interest rate contracts)	Receivables and other assets net of liabilities	$1,895,246	Receivables and other assets net of liabilities	$—
The effect of derivative instruments on the Statement of Operations for the year ended December 31, 2023 was as follows:
	Location of Gain (Loss) on Derivatives Recognized in Income	Realized Gain (Loss) on Derivatives Recognized in Income	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Futures contracts (Interest rate contracts)	Net realized gain (loss) from futures contracts and net change in unrealized appreciation (depreciation) of futures contracts	$(742,661)	$1,895,246
Average Volume of Derivatives–The table below summarizes the average balance of derivative holdings on a monthly basis by the Fund during the year ended December 31, 2023.
	Long Derivative Volume	Short Derivative Volume
Futures contracts (average notional value)	$47,414,058	$—
10. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
The Fund invests in fixed income securities whose values are derived from an underlying pool of mortgages or consumer loans. The values of these securities are sensitive to changes in economic conditions, including delinquencies and defaults, and may be adversely affected by changes in interest rates and shifts in the market’s perception of issuers. Investors receive principal and interest payments as the underlying mortgages and consumer loans are paid back. Some of these securities are collateralized mortgage obligations (“CMOs”). CMOs are debt securities issued by U.S. government agencies or by financial institutions and other mortgage lenders, which are collateralized by a pool of mortgages held under an indenture. Prepayment of mortgages may shorten the stated maturity of the obligations and can result in a loss of premium, if any has been paid. Certain of these securities may be stripped (securities which provide only the principal or interest feature of the underlying security). The yield to maturity on an interest-only CMO is extremely sensitive, not only to changes in prevailing interest rates, but also to the rate of principal payments (including prepayments) on the related underlying mortgage assets. A rapid rate of principal payments may have a material adverse effect on a CMO’s yield to maturity. If the underlying mortgage assets experience greater than anticipated prepayments of principal, the Fund may fail to fully recoup its initial investment in these securities, even if the securities are rated in the highest rating categories.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable
LVIP JPMorgan Core Bond Fund-57

LVIP JPMorgan Core Bond Fund
Notes to Financial Statements (continued)
 10. Risk Factors (continued)
to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
11. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
12. Change in Independent Registered Public Accounting Firm
Effective, May 1, 2023, the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (the “Funds”), each a series of the Trust, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Funds' independent registered public accounting firm for the fiscal year ended December 31, 2023.  The dismissal of PwC is the result of, and effective as of the completion of, the acquisition by each Fund of a corresponding series of the JPMorgan Insurance Trust, in each of which transactions the JPMorgan Insurance Trust series is the accounting survivor, The Audit Committee of the Trust's Board of Trustees participated in and approved the decision to engage Tait, Weller and Baker LLP (“TW”) as the independent registered public accounting firm for the fiscal year ended December 31, 2023. The selection of TW does not reflect any disagreements with or dissatisfaction by either Trust or the relevant Board with the performance of the Funds' prior independent registered public accounting firm, PwC.
13. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
14. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Core Bond Fund-58

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Lincoln Variable Insurance Products Trust and Shareholders of LVIP JPMorgan Core Bond Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Core Bond Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2023, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 were audited by other auditors, whose report dated February 15, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2022. We previously served as the auditor of one or more of the funds in the Trust for 2021.
We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies were not received. We believe that our audit provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 22, 2024
LVIP JPMorgan Core Bond Fund–59

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP JPMorgan Core Bond Fund-60

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP JPMorgan Core Bond Fund-61

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP JPMorgan Core Bond Fund-62

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Core Bond Fund-63

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Core Bond Fund-64

LVIP JPMorgan High Yield Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan High Yield Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan High Yield Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned 11.76% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmarks, the ICE BofA US High Yield Constrained Index1, returned 13.47% and the Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index2, returned 13.44%.
Following the second worst calendar year return, the high yield market generated a positive return; the high yield market has now produced a double-digit positive return following seven of the eight negative return years. Spreads and yields both ended the year tighter/ lower, and the market surged into year-end, returning over 8% in the final two months. Spreads briefly crossed 500bps during the regional banking crisis before marching tighter throughout the year, whereas yields were largely rangebound between 8-9% until the fourth quarter. Although there has been an increase in distressed exchanges, there were fewer defaults than anticipated in 2023, with the default rate finishing the year at 2.1%. High yield fundamentals have held steady, with interest coverage still elevated compared to history and leverage has been stable. The mounting maturity wall proved benign in 2023, but will again be topical in 2024, despite the higher quality skew of near-term maturities. The technical backdrop has been supportive, and the asset class has shrunk 15% over the past two years given net rising stars and muted issuance. Most tactical investors have been on the sidelines since interest rates began to increase, something to be cognizant of as cash yields potentially come down in 2024. If the theme for 2023 was ‘yields look better than spreads’, and we believe it is certainly still the theme entering 2024.
Spreads tightened 129bps to 364bps and yields decreased 1.30% to 7.69% at year-end and spreads tightened materially in what was ultimately a flat rate environment. Lower quality outperformed materially, jumping out of the gate with a 6% return in January, as CCCs returned 20.57%, single-Bs 14.03% and BBs 11.40%. Retail, Leisure and Financial Services were the best performing sectors in 2023, while Transportation, Banking and Telecom lagged.
High yield capital market activity increased in 2023 after the abnormally low 2022. Full year issuance of $175.9 billion compares to $106.5bn for the full year 2022, a 65% increase. Refinancings accounted for 66% of 2023 issuance, followed by acquisition/leveraged buyouts, 22%, and general corporate purposes, 11%. For the full year high yield outflows totaled -$-7.9bn, although ETF flows were modestly positive at +$0.3bn. However, through the end of October the asset class had outflows of more than $23bn. Recall, full year 2022’s -$48.9bn outflow was the most on record.
In 2023 there was a total of $27.5bn in high yield defaults, which compares to 2022’s $12.2bn. The trailing 12-month par-weighted default rate increased to 2.08% in 2023 from 0.84% in 2022, but is still below the long-term average of approximately 3%. The level of distressed debt in the high yield market decreased to 1.6% from 3.3% during the year. All major fixed income sectors were positive in 2023, with high yield leading the way. High yield (HUC0) returned 13.47%, Investment Grade (C0A0), 8.40%, Emerging Markets (EMCB), 7.66%, U.S. Aggregate (D0A0), 5.39%, and 5-year U.S. Treasuries (GA05), 3.73%.
Relative to the index, the Fund’s relative performance was hindered by security selection in retailers, specifically our avoidance to Carvana which underperformed in 2022 and rallied significantly in 2023; leisure, driven by our underweight positioning in cruise lines; and Wirelines, specifically from our overweight positioning to Lumen Technologies.
Conversely, the Fund benefitted from strong security selection in automotive, driven largely from our overweight position in Cooper Standard; Independent Energy, due to favorable oil and natural gas prices; and chemicals, resulting from our relative positioning spread across names.
The Fund did not have any derivative exposure through the year. However, the Fund may have a very modest exposure to High Yield credit default swaps, per the directive of the client.
Leveraged loans comprise a majority of positions that explicitly reference London Inter-Bank Offered Rate (LIBOR) in the Fund. As of 12/31/23, leveraged loans accounted for 3.73% of the market value of the Fund. The Fund’s managers believe the LIBOR transition this year did not materially impact the Fund.
Portfolio Managers:
J.P. Morgan Investment Management Inc.:
 James P. Shanahan Jr.
Robert Cook
Thomas Hauser
Jeffrey Lovell
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP JPMorgan High Yield Fund - Standard Class
LVIP JPMorgan High Yield Fund - Service Class
ICE BofA US High Yield Constrained Index
Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index
$20,000
$17,000
$14,000
$11,000
$8,000
12/31/13
12/31/23
$15,669
$15,545
$14,781
$14,416

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan High Yield Fund shares on 12/31/13. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested,
LVIP JPMorgan High Yield Fund-1

LVIP JPMorgan High Yield Fund
2023 Annual Report Commentary (unaudited) (continued)
would have increased to $14,781 for the Standard Class shares and to $14,416 for the Service Class shares. For comparison, look at how the ICE BofA US High Yield Constrained Index and Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index did over the same period. The same $10,000 investment would have increased to $15,545 and $15,669, respectively. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 11.76%
Five Years	+ 4.95%
Ten Years	+ 3.98%
Service Class Shares
One Year	+ 11.49%
Five Years	+ 4.69%
Ten Years	+ 3.73%
1.The ICE BofA U.S. High Yield Constrained Index tracks the performance of US dollar-denominated high yield corporate debt publicly issued in the US domestic market, but caps individual issuer exposure at 2% of benchmark.
2.Bloomberg U.S. High-Yield 2% Issuer Capped Bond Index is an unmanaged, market value-weighted index that tracks the performance of non-investment grade, fixed rate, publicly placed, dollar-denominated, and non-convertible debt registered with the SEC. The index limits the maximum exposure to any one issuer to 2%. It is not possible to invest directly in an unmanaged index.
LVIP JPMorgan High Yield Fund-2

LVIP JPMorgan High Yield Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund's expenses shown in the table reflect fee waivers in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,071.80	0.68%	$3.55
Service Class Shares	1,000.00	1,070.50	0.93%	4.85
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.80	0.68%	$3.47
Service Class Shares	1,000.00	1,020.50	0.93%	4.74

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP JPMorgan High Yield Fund-3

LVIP JPMorgan High Yield Fund
Security Type/Sector Allocation and Credit Quality Ratings (unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Convertible Bonds	0.43%
Corporate Bonds	88.64%
Advertising	1.11%
Aerospace & Defense	0.80%
Airlines	0.94%
Apparel	0.05%
Auto Manufacturers	2.94%
Auto Parts & Equipment	4.00%
Banks	0.71%
Beverages	0.23%
Biotechnology	0.07%
Building Materials	1.97%
Chemicals	2.08%
Commercial Services	4.09%
Computers	0.92%
Cosmetics & Personal Care	0.32%
Distribution/Wholesale	0.17%
Diversified Financial Services	1.33%
Electric	1.44%
Electrical Components & Equipment	1.11%
Electronics	1.07%
Engineering & Construction	0.86%
Entertainment	2.96%
Environmental Control	0.94%
Food	2.01%
Food Service	0.14%
Forest Products & Paper	0.06%
Gas	0.29%
Hand Machine Tools	0.43%
Health Care Products	0.92%
Health Care Services	4.79%
Home Furnishings	0.33%
Household Products Wares	0.87%
Housewares	1.16%
Internet	0.96%
Iron & Steel	0.89%
Leisure Time	1.52%
Lodging	1.47%
Machinery Construction & Mining	0.34%
Machinery Diversified	0.15%
Media	12.19%
Mining	0.35%
Miscellaneous Manufacturing	0.14%
Oil & Gas	5.83%
Oil & Gas Services	0.15%
Packaging & Containers	2.35%
Pharmaceuticals	3.68%
Security Type/Sector	Percentage of Net Assets
Pipelines	5.33%
Real Estate	0.25%
Real Estate Investment Trusts	2.38%
Retail	2.88%
Semiconductors	1.10%
Software	0.93%
Telecommunications	4.35%
Toys Games Hobby	0.13%
Transportation	0.16%
Loan Agreements	3.73%
Common Stock	1.62%
Preferred Stocks	0.47%
Rights	0.04%
Warrant	0.03%
Money Market Fund	3.56%
Total Investments	98.52%
Receivables and Other Assets Net of Liabilities	1.48%
Total Net Assets	100.00%

Credit Quality Ratings (as a % of fixed income investments)#
BBB	10.13%
BB	51.87%
B	28.43%
CCC	7.73%
Below CCC	0.01%
Non-Rated	1.83%
Total	100.00%

#
For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard &
Poor’s Rating Services (“S&P”) or Moody’s Investor Service, Inc.
(“Moody”) or Fitch Inc. (“Fitch”). Agency Mortgage-Backed
Securities, Agency Obligations, Agency Commercial
Mortgage-Backed Security, and U.S. Treasury Obligations appear under “U.S. Government”. “Non-Rated” is used to classify
securities for which a rating is not available and does not
necessarily indicate low credit quality. Credit quality ratings are subject to change.

LVIP JPMorgan High Yield Fund-4

LVIP JPMorgan High Yield Fund
Statement of Net Assets
December 31, 2023

	Principal Amount°	Value (U.S. $)
CONVERTIBLE BONDS–0.43%
DISH Network Corp.
2.38% exercise price $2.38, maturity date 3/15/24	1,295,000	$1,282,050
3.38% exercise price $3.37, maturity date 8/15/26	1,404,000	744,120
=†Ω@Gulfport Energy Corp. 10.00% exercise price $10.00	71	675,514
Liberty Interactive LLC
3.75% exercise price $3.75, maturity date 2/15/30	128,770	32,193
4.00% exercise price $4.00, maturity date 11/15/29	173,999	43,500
Total Convertible Bonds (Cost $2,863,696)		2,777,377
CORPORATE BONDS–88.64%
Advertising–1.11%
Clear Channel Outdoor Holdings, Inc.
5.13% 8/15/27	2,121,000	2,024,679
7.50% 6/1/29	1,832,000	1,523,254
7.75% 4/15/28	1,245,000	1,073,444
9.00% 9/15/28	485,000	506,081
Outfront Media Capital LLC/Outfront Media Capital Corp.
4.25% 1/15/29	85,000	76,701
4.63% 3/15/30	230,000	205,044
5.00% 8/15/27	245,000	236,816
7.38% 2/15/31	398,000	417,956
Stagwell Global LLC 5.63% 8/15/29	1,285,000	1,181,901
		7,245,876
Aerospace & Defense–0.80%
Bombardier, Inc.
7.88% 4/15/27	1,130,000	1,130,199
8.75% 11/15/30	458,000	487,634
Spirit AeroSystems, Inc. 9.38% 11/30/29	618,000	676,261
TransDigm, Inc. 6.25% 3/15/26	2,499,000	2,494,682
Triumph Group, Inc. 9.00% 3/15/28	399,000	424,275
		5,213,051
Airlines–0.94%
American Airlines, Inc./AAdvantage Loyalty IP Ltd.
5.50% 4/20/26	2,070,289	2,055,355
5.75% 4/20/29	1,399,000	1,363,693
Mileage Plus Holdings LLC/Mileage Plus Intellectual Property Assets Ltd. 6.50% 6/20/27	1,223,250	1,226,723
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Airlines (continued)
United Airlines, Inc. 4.38% 4/15/26	1,106,000	$1,077,692
VistaJet Malta Finance PLC/Vista Management Holding, Inc. 9.50% 6/1/28	493,000	417,227
		6,140,690
Apparel–0.05%
Hanesbrands, Inc. 9.00% 2/15/31	316,000	309,537
		309,537
Auto Manufacturers–2.94%
Allison Transmission, Inc.
3.75% 1/30/31	662,000	584,910
5.88% 6/1/29	375,000	373,658
Ford Motor Credit Co. LLC
2.70% 8/10/26	376,000	348,247
2.90% 2/10/29	220,000	192,678
3.38% 11/13/25	1,003,000	959,783
3.82% 11/2/27	871,000	812,897
4.00% 11/13/30	907,000	813,840
4.13% 8/4/25	450,000	437,376
4.13% 8/17/27	2,028,000	1,919,874
4.27% 1/9/27	1,560,000	1,496,114
4.39% 1/8/26	725,000	704,985
4.54% 8/1/26	3,515,000	3,403,606
4.69% 6/9/25	1,315,000	1,290,813
5.13% 6/16/25	2,058,000	2,030,992
6.80% 5/12/28	636,000	664,270
6.95% 3/6/26	435,000	445,637
6.95% 6/10/26	541,000	554,971
7.20% 6/10/30	316,000	336,555
PM General Purchaser LLC 9.50% 10/1/28	1,096,000	1,111,437
Wabash National Corp. 4.50% 10/15/28	731,000	659,593
		19,142,236
Auto Parts & Equipment–4.00%
Adient Global Holdings Ltd.
4.88% 8/15/26	1,120,000	1,095,206
7.00% 4/15/28	805,000	832,078
8.25% 4/15/31	949,000	1,004,876
Allison Transmission, Inc. 4.75% 10/1/27	2,926,000	2,827,299
American Axle & Manufacturing, Inc.
5.00% 10/1/29	658,000	581,314
6.25% 3/15/26	210,000	207,899
6.50% 4/1/27	1,097,000	1,101,433
6.88% 7/1/28	1,579,000	1,551,451
Clarios Global LP 6.75% 5/15/25	1,328,000	1,339,686
LVIP JPMorgan High Yield Fund-5

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Auto Parts & Equipment (continued)
Clarios Global LP/Clarios U.S. Finance Co.
6.25% 5/15/26	775,000	$776,006
6.75% 5/15/28	711,000	725,373
8.50% 5/15/27	2,070,000	2,077,216
@Cooper-Standard Automotive, Inc.
5.63% 5/15/27	2,805,805	2,104,354
13.50% 3/31/27	4,565,321	4,933,014
Dana, Inc.
5.38% 11/15/27	1,065,000	1,057,657
5.63% 6/15/28	104,000	102,536
Dornoch Debt Merger Sub, Inc. 6.63% 10/15/29	1,450,000	1,307,275
Goodyear Tire & Rubber Co.
5.00% 7/15/29	1,042,000	984,509
5.25% 4/30/31	439,000	401,703
5.25% 7/15/31	1,191,000	1,080,654
		26,091,539
Banks–0.71%
μBank of America Corp.
6.10% 3/17/25	1,396,000	1,382,749
6.25% 9/5/24	845,000	837,217
μBarclays PLC 8.00% 6/15/24	996,000	989,152
μCitigroup, Inc.
5.95% 5/15/25	370,000	362,159
6.25% 8/15/26	1,070,000	1,056,087
		4,627,364
Beverages–0.23%
Triton Water Holdings, Inc. 6.25% 4/1/29	1,761,000	1,534,271
		1,534,271
Biotechnology–0.07%
Emergent BioSolutions, Inc. 3.88% 8/15/28	1,130,000	457,650
		457,650
Building Materials–1.97%
Boise Cascade Co. 4.88% 7/1/30	190,000	178,399
Builders FirstSource, Inc.
4.25% 2/1/32	1,259,000	1,135,593
6.38% 6/15/32	864,000	882,295
Emerald Debt Merger Sub LLC 6.63% 12/15/30	2,255,000	2,303,190
Griffon Corp. 5.75% 3/1/28	1,695,000	1,665,456
JELD-WEN, Inc. 4.88% 12/15/27	1,200,000	1,134,000
Knife River Corp. 7.75% 5/1/31	330,000	351,364
Masonite International Corp. 5.38% 2/1/28	196,000	188,160
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Building Materials (continued)
MIWD Holdco II LLC/MIWD Finance Corp. 5.50% 2/1/30	784,000	$693,840
PGT Innovations, Inc. 4.38% 10/1/29	526,000	524,124
Standard Industries, Inc.
3.38% 1/15/31	315,000	270,985
4.75% 1/15/28	2,346,000	2,258,481
5.00% 2/15/27	445,000	433,847
Summit Materials LLC/Summit Materials Finance Corp.
5.25% 1/15/29	554,000	535,995
7.25% 1/15/31	287,000	302,413
		12,858,142
Chemicals–2.08%
Avient Corp. 7.13% 8/1/30	247,000	256,944
Axalta Coating Systems Dutch Holding B BV 7.25% 2/15/31	265,000	277,914
Axalta Coating Systems LLC 3.38% 2/15/29	713,000	639,867
Axalta Coating Systems LLC/Axalta Coating Systems Dutch Holding B BV 4.75% 6/15/27	2,024,000	1,966,878
Chemours Co.
4.63% 11/15/29	190,000	166,811
5.75% 11/15/28	1,958,000	1,865,006
CVR Partners LP/CVR Nitrogen Finance Corp. 6.13% 6/15/28	796,000	742,605
Element Solutions, Inc. 3.88% 9/1/28	1,260,000	1,160,002
INEOS Finance PLC 6.75% 5/15/28	500,000	490,951
INEOS Quattro Finance 2 PLC 9.63% 3/15/29	592,000	630,161
NOVA Chemicals Corp.
4.25% 5/15/29	824,000	693,789
4.88% 6/1/24	661,000	655,223
5.25% 6/1/27	366,000	343,128
8.50% 11/15/28	459,000	481,335
Trinseo Materials Operating SCA/Trinseo Materials Finance, Inc.
5.13% 4/1/29	1,457,000	593,711
5.38% 9/1/25	370,000	320,327
Valvoline, Inc. 4.25% 2/15/30	570,000	565,417
WR Grace Holdings LLC
4.88% 6/15/27	1,390,000	1,337,320
5.63% 8/15/29	396,000	348,463
		13,535,852
LVIP JPMorgan High Yield Fund-6

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services–4.09%
ADT Security Corp.
4.13% 8/1/29	1,056,000	$971,784
4.88% 7/15/32	1,600,000	1,479,984
Allied Universal Holdco LLC/Allied Universal Finance Corp. 6.63% 7/15/26	374,000	372,036
Allied Universal Holdco LLC/Allied Universal Finance Corp./Atlas Luxco 4 Sarl
4.63% 6/1/28	555,000	504,546
4.63% 6/1/28	863,000	788,666
APi Group DE, Inc.
4.13% 7/15/29	625,000	568,723
4.75% 10/15/29	527,000	495,022
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.
4.75% 4/1/28	850,000	782,529
5.38% 3/1/29	1,098,000	1,015,697
5.75% 7/15/27	512,000	496,448
5.75% 7/15/27	760,000	728,390
8.00% 2/15/31	690,000	689,051
Block, Inc.
2.75% 6/1/26	75,000	70,727
3.50% 6/1/31	793,000	704,145
Brink's Co. 4.63% 10/15/27	1,443,000	1,375,620
CoreCivic, Inc. 8.25% 4/15/26	1,265,000	1,286,951
Garda World Security Corp.
6.00% 6/1/29	929,000	832,735
9.50% 11/1/27	1,285,000	1,295,471
GEO Group, Inc. 10.50% 6/30/28	420,000	426,300
Herc Holdings, Inc. 5.50% 7/15/27	1,562,000	1,542,189
Hertz Corp.
4.63% 12/1/26	554,000	496,683
5.00% 12/1/29	2,231,000	1,830,107
5.50% 10/15/24	656,000	6,560
6.00% 1/15/28	2,613,000	209,040
7.13% 8/1/26	805,000	68,425
NESCO Holdings II, Inc. 5.50% 4/15/29	578,000	534,413
Prime Security Services Borrower LLC/Prime Finance, Inc.
3.38% 8/31/27	1,850,000	1,715,311
5.75% 4/15/26	1,132,000	1,138,133
Service Corp. International 7.50% 4/1/27	380,000	395,200
TriNet Group, Inc. 7.13% 8/15/31	599,000	613,431
United Rentals North America, Inc.
4.88% 1/15/28	200,000	195,248
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Commercial Services (continued)
United Rentals North America, Inc. (continued)
5.25% 1/15/30	1,905,000	$1,875,703
5.50% 5/15/27	385,000	385,850
Williams Scotsman, Inc. 7.38% 10/1/31	714,000	748,812
		26,639,930
Computers–0.92%
Ahead DB Holdings LLC 6.63% 5/1/28	970,000	845,112
Conduent Business Services LLC/Conduent State & Local Solutions, Inc. 6.00% 11/1/29	1,305,000	1,174,983
NCR Atleos Corp. 9.50% 4/1/29	998,000	1,060,371
NCR Voyix Corp.
5.00% 10/1/28	366,000	345,968
5.13% 4/15/29	1,366,000	1,298,522
Presidio Holdings, Inc. 4.88% 2/1/27	505,000	495,051
Seagate HDD Cayman
8.25% 12/15/29	578,000	623,389
8.50% 7/15/31	144,000	156,284
		5,999,680
Cosmetics & Personal Care–0.32%
Coty, Inc. 5.00% 4/15/26	330,000	324,787
Edgewell Personal Care Co.
4.13% 4/1/29	450,000	409,500
5.50% 6/1/28	1,360,000	1,334,500
		2,068,787
Distribution/Wholesale–0.17%
Ritchie Bros Holdings, Inc.
6.75% 3/15/28	317,000	326,374
7.75% 3/15/31	528,000	562,906
‡Wesco Aircraft Holdings, Inc.
8.50% 11/15/24	120,000	4,200
9.00% 11/15/26	2,030,000	193,358
13.13% 11/15/27	365,000	10,950
		1,097,788
Diversified Financial Services–1.33%
Coinbase Global, Inc.
3.38% 10/1/28	320,000	270,007
3.63% 10/1/31	320,000	247,245
•ILFC E-Capital Trust I 7.19% (TSFR03M + 1.81%) 12/21/65	640,000	474,803
•ILFC E-Capital Trust II 7.44% (TSFR03M + 2.06%) 12/21/65	1,566,000	1,211,949
LVIP JPMorgan High Yield Fund-7

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Diversified Financial Services (continued)
Nationstar Mortgage Holdings, Inc.
5.13% 12/15/30	640,000	$578,645
5.50% 8/15/28	644,000	619,256
5.75% 11/15/31	1,050,000	979,029
OneMain Finance Corp.
3.50% 1/15/27	305,000	282,260
4.00% 9/15/30	340,000	290,957
5.38% 11/15/29	200,000	187,280
6.63% 1/15/28	410,000	413,911
6.88% 3/15/25	785,000	794,640
7.13% 3/15/26	597,000	608,217
Rocket Mortgage LLC/Rocket Mortgage Co.-Issuer, Inc.
2.88% 10/15/26	704,000	649,440
3.63% 3/1/29	1,062,000	961,202
4.00% 10/15/33	126,000	107,041
		8,675,882
Electric–1.44%
Calpine Corp.
4.63% 2/1/29	901,000	836,873
5.00% 2/1/31	557,000	510,611
NextEra Energy Operating Partners LP 4.25% 9/15/24	89,000	86,107
NRG Energy, Inc.
3.38% 2/15/29	605,000	534,363
3.63% 2/15/31	411,000	353,122
3.88% 2/15/32	56,000	47,939
5.25% 6/15/29	1,020,000	987,749
5.75% 1/15/28	143,000	142,474
6.63% 1/15/27	563,000	564,211
7.00% 3/15/33	494,000	522,136
PG&E Corp. 5.00% 7/1/28	803,000	781,304
Pike Corp.
5.50% 9/1/28	641,000	610,681
8.63% 1/31/31	244,000	256,405
μVistra Corp. 7.00% 12/15/26	975,000	960,375
Vistra Operations Co. LLC
4.38% 5/1/29	621,000	579,709
5.00% 7/31/27	280,000	272,608
5.63% 2/15/27	352,000	347,211
7.75% 10/15/31	935,000	971,081
		9,364,959
Electrical Components & Equipment–1.11%
Energizer Holdings, Inc.
4.38% 3/31/29	2,258,000	2,021,105
4.75% 6/15/28	1,797,000	1,661,286
6.50% 12/31/27	509,000	509,000
WESCO Distribution, Inc.
7.13% 6/15/25	1,152,000	1,160,412
7.25% 6/15/28	1,847,000	1,898,393
		7,250,196
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Electronics–1.07%
Coherent Corp. 5.00% 12/15/29	2,342,000	$2,224,326
Imola Merger Corp. 4.75% 5/15/29	2,768,000	2,629,887
Sensata Technologies BV
4.00% 4/15/29	1,372,000	1,275,020
5.00% 10/1/25	391,000	391,473
Sensata Technologies, Inc. 3.75% 2/15/31	546,000	480,879
		7,001,585
Engineering & Construction–0.86%
Dycom Industries, Inc. 4.50% 4/15/29	1,264,000	1,172,890
Global Infrastructure Solutions, Inc.
5.63% 6/1/29	1,318,000	1,203,593
7.50% 4/15/32	655,000	603,994
MasTec, Inc. 4.50% 8/15/28	1,940,000	1,821,779
Weekley Homes LLC/Weekley Finance Corp. 4.88% 9/15/28	841,000	783,557
		5,585,813
Entertainment–2.96%
Boyne USA, Inc. 4.75% 5/15/29	999,000	939,454
Caesars Entertainment, Inc.
4.63% 10/15/29	810,000	730,625
6.25% 7/1/25	1,010,000	1,012,746
8.13% 7/1/27	1,316,000	1,349,030
Cedar Fair LP 5.25% 7/15/29	470,000	443,382
Cedar Fair LP/Canada's Wonderland Co./Magnum Management Corp./Millennium Op 5.38% 4/15/27	580,000	567,472
Cinemark USA, Inc.
5.25% 7/15/28	685,000	628,422
8.75% 5/1/25	244,000	245,220
International Game Technology PLC 6.50% 2/15/25	326,000	326,338
Live Nation Entertainment, Inc.
3.75% 1/15/28	579,000	539,971
4.75% 10/15/27	1,205,000	1,155,396
4.88% 11/1/24	649,000	643,152
5.63% 3/15/26	1,632,000	1,617,084
6.50% 5/15/27	2,710,000	2,757,485
Six Flags Entertainment Corp.
5.50% 4/15/27	481,000	470,204
7.25% 5/15/31	235,000	235,724
Six Flags Theme Parks, Inc. 7.00% 7/1/25	572,000	574,477
LVIP JPMorgan High Yield Fund-8

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Entertainment (continued)
Vail Resorts, Inc. 6.25% 5/15/25	2,031,000	$2,020,845
WMG Acquisition Corp. 3.75% 12/1/29	1,662,000	1,512,371
Wynn Resorts Finance LLC/Wynn Resorts Capital Corp. 5.13% 10/1/29	1,660,000	1,566,686
		19,336,084
Environmental Control–0.94%
GFL Environmental, Inc.
3.75% 8/1/25	961,000	938,519
4.00% 8/1/28	1,155,000	1,067,673
4.38% 8/15/29	555,000	512,201
4.75% 6/15/29	684,000	644,301
6.75% 1/15/31	369,000	380,174
Madison IAQ LLC
4.13% 6/30/28	693,000	630,034
5.88% 6/30/29	1,290,000	1,136,598
Stericycle, Inc. 3.88% 1/15/29	893,000	810,281
		6,119,781
Food–2.01%
Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC
3.25% 3/15/26	839,000	791,601
3.50% 3/15/29	1,426,000	1,294,782
4.63% 1/15/27	1,687,000	1,640,106
5.88% 2/15/28	834,000	834,560
B&G Foods, Inc. 5.25% 4/1/25	519,000	511,036
Lamb Weston Holdings, Inc. 4.13% 1/31/30	991,000	913,633
New Albertsons LP
6.63% 6/1/28	569,000	572,044
7.75% 6/15/26	672,000	680,400
Performance Food Group, Inc.
4.25% 8/1/29	1,190,000	1,091,460
5.50% 10/15/27	1,239,000	1,220,810
6.88% 5/1/25	195,000	195,492
Post Holdings, Inc.
4.63% 4/15/30	250,000	229,961
5.50% 12/15/29	398,000	383,500
5.63% 1/15/28	1,644,000	1,629,127
U.S. Foods, Inc.
4.63% 6/1/30	620,000	577,816
4.75% 2/15/29	260,000	246,933
6.88% 9/15/28	293,000	301,603
		13,114,864
Food Service–0.14%
Aramark Services, Inc. 5.00% 2/1/28	917,000	889,527
		889,527
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Forest Products & Paper–0.06%
Glatfelter Corp. 4.75% 11/15/29	595,000	$418,136
		418,136
Gas–0.29%
AmeriGas Partners LP/AmeriGas Finance Corp.
5.50% 5/20/25	680,000	670,460
5.75% 5/20/27	520,000	505,712
5.88% 8/20/26	220,000	217,831
9.38% 6/1/28	501,000	517,371
		1,911,374
Hand Machine Tools–0.43%
Regal Rexnord Corp.
6.05% 2/15/26	535,000	540,913
6.05% 4/15/28	1,090,000	1,103,381
6.30% 2/15/30	462,000	473,971
6.40% 4/15/33	647,000	674,349
		2,792,614
Health Care Products–0.92%
Avantor Funding, Inc. 4.63% 7/15/28	1,910,000	1,845,979
Hologic, Inc. 3.25% 2/15/29	1,486,000	1,347,236
Medline Borrower LP
3.88% 4/1/29	1,669,000	1,509,017
5.25% 10/1/29	1,376,000	1,296,985
		5,999,217
Health Care Services–4.79%
Acadia Healthcare Co., Inc.
5.00% 4/15/29	457,000	438,720
5.50% 7/1/28	915,000	901,137
AHP Health Partners, Inc. 5.75% 7/15/29	893,000	777,198
Catalent Pharma Solutions, Inc.
3.13% 2/15/29	211,000	184,650
5.00% 7/15/27	147,000	142,027
Centene Corp. 4.63% 12/15/29	3,752,000	3,597,145
CHS/Community Health Systems, Inc.
4.75% 2/15/31	685,000	538,503
5.25% 5/15/30	1,586,000	1,326,446
5.63% 3/15/27	944,000	877,102
6.00% 1/15/29	435,000	391,557
6.13% 4/1/30	746,000	482,990
8.00% 3/15/26	760,000	757,452
DaVita, Inc.
3.75% 2/15/31	2,401,000	1,972,062
4.63% 6/1/30	1,495,000	1,304,230
LVIP JPMorgan High Yield Fund-9

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Health Care Services (continued)
Encompass Health Corp.
4.50% 2/1/28	2,506,000	$2,397,638
4.63% 4/1/31	360,000	331,266
4.75% 2/1/30	879,000	827,781
Global Medical Response, Inc. 6.50% 10/1/25	940,000	744,527
IQVIA, Inc.
5.00% 10/15/26	1,826,000	1,808,555
5.00% 5/15/27	259,000	254,194
Radiology Partners, Inc. 9.25% 2/1/28	825,000	422,441
RP Escrow Issuer LLC 5.25% 12/15/25	425,000	340,039
Tenet Healthcare Corp.
4.25% 6/1/29	323,000	300,712
4.88% 1/1/26	5,219,000	5,160,193
5.13% 11/1/27	2,871,000	2,806,549
6.13% 6/15/30	1,008,000	1,019,176
6.75% 5/15/31	1,096,000	1,120,167
		31,224,457
Home Furnishings–0.33%
Tempur Sealy International, Inc.
3.88% 10/15/31	473,000	399,889
4.00% 4/15/29	1,967,000	1,776,577
		2,176,466
Household Products Wares–0.87%
ACCO Brands Corp. 4.25% 3/15/29	2,130,000	1,921,916
Central Garden & Pet Co.
4.13% 10/15/30	651,000	592,108
5.13% 2/1/28	2,367,000	2,299,780
Spectrum Brands, Inc.
3.88% 3/15/31	357,000	324,870
5.00% 10/1/29	572,000	545,760
		5,684,434
Housewares–1.16%
CD&R Smokey Buyer, Inc. 6.75% 7/15/25	1,552,000	1,535,456
Newell Brands, Inc.
5.20% 4/1/26	1,812,000	1,787,014
6.38% 9/15/27	346,000	343,523
6.38% 4/1/36	250,000	228,753
6.63% 9/15/29	301,000	299,795
Scotts Miracle-Gro Co.
4.00% 4/1/31	1,119,000	949,366
4.38% 2/1/32	819,000	692,071
4.50% 10/15/29	1,984,000	1,762,804
		7,598,782
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Internet–0.96%
Arches Buyer, Inc.
4.25% 6/1/28	744,000	$673,792
6.13% 12/1/28	423,000	365,895
EquipmentShare.com, Inc. 9.00% 5/15/28	1,367,000	1,406,438
Millennium Escrow Corp. 6.63% 8/1/26	385,000	273,350
Shutterfly Finance LLC
@8.50% 10/1/27	1,813,593	1,297,422
9.75% 10/1/27	294,083	291,142
Uber Technologies, Inc.
4.50% 8/15/29	1,164,000	1,110,417
7.50% 9/15/27	810,000	838,860
		6,257,316
Iron & Steel–0.89%
ATI, Inc.
4.88% 10/1/29	415,000	386,764
5.13% 10/1/31	310,000	287,528
5.88% 12/1/27	565,000	556,778
7.25% 8/15/30	507,000	527,479
Big River Steel LLC/BRS Finance Corp. 6.63% 1/31/29	1,124,000	1,146,008
Carpenter Technology Corp.
6.38% 7/15/28	763,000	760,137
7.63% 3/15/30	223,000	229,953
Cleveland-Cliffs, Inc.
4.63% 3/1/29	908,000	839,144
4.88% 3/1/31	443,000	400,280
6.75% 4/15/30	535,000	542,533
U.S. Steel Corp. 6.88% 3/1/29	109,000	111,513
		5,788,117
Leisure Time–1.52%
Acushnet Co. 7.38% 10/15/28	243,000	253,519
Carnival Corp.
4.00% 8/1/28	921,000	856,289
5.75% 3/1/27	1,073,000	1,046,640
6.00% 5/1/29	372,000	357,940
7.00% 8/15/29	357,000	372,751
9.88% 8/1/27	30,000	31,496
Carnival Holdings Bermuda Ltd. 10.38% 5/1/28	1,119,000	1,217,941
Royal Caribbean Cruises Ltd.
7.25% 1/15/30	603,000	629,761
8.25% 1/15/29	787,000	836,343
9.25% 1/15/29	790,000	849,742
11.63% 8/15/27	1,476,000	1,606,137
Vista Outdoor, Inc. 4.50% 3/15/29	1,876,000	1,831,445
		9,890,004
LVIP JPMorgan High Yield Fund-10

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Lodging–1.47%
Hilton Domestic Operating Co., Inc.
3.75% 5/1/29	335,000	$310,588
4.00% 5/1/31	201,000	184,101
4.88% 1/15/30	722,000	699,731
5.75% 5/1/28	659,000	659,250
Hilton Worldwide Finance LLC/Hilton Worldwide Finance Corp. 4.88% 4/1/27	378,000	372,357
Marriott Ownership Resorts, Inc.
4.50% 6/15/29	333,000	293,443
4.75% 1/15/28	45,000	41,335
MGM Resorts International
4.63% 9/1/26	1,102,000	1,075,458
5.50% 4/15/27	1,266,000	1,256,357
5.75% 6/15/25	680,000	677,376
Station Casinos LLC 4.50% 2/15/28	1,635,000	1,541,525
Wynn Las Vegas LLC/Wynn Las Vegas Capital Corp. 5.50% 3/1/25	2,473,000	2,460,419
		9,571,940
Machinery Construction & Mining–0.34%
BWX Technologies, Inc.
4.13% 6/30/28	796,000	738,123
4.13% 4/15/29	496,000	452,600
Terex Corp. 5.00% 5/15/29	1,057,000	996,222
		2,186,945
Machinery Diversified–0.15%
ATS Corp. 4.13% 12/15/28	321,000	295,232
Chart Industries, Inc.
7.50% 1/1/30	485,000	506,945
9.50% 1/1/31	148,000	160,753
		962,930
Media–12.19%
Altice Financing SA 5.75% 8/15/29	1,129,000	1,001,884
‡Audacy Capital Corp. 6.50% 5/1/27	2,481,000	43,418
CCO Holdings LLC/CCO Holdings Capital Corp.
4.25% 2/1/31	3,434,000	3,001,076
4.25% 1/15/34	40,000	32,505
4.50% 8/15/30	1,518,000	1,368,453
4.50% 5/1/32	845,000	723,713
4.75% 3/1/30	6,286,000	5,743,926
4.75% 2/1/32	232,000	204,615
5.00% 2/1/28	5,394,000	5,160,885
5.13% 5/1/27	5,845,000	5,647,261
5.38% 6/1/29	2,055,000	1,937,015
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
CSC Holdings LLC
4.50% 11/15/31	1,160,000	$877,048
5.75% 1/15/30	920,000	572,700
6.50% 2/1/29	3,580,000	3,159,708
7.50% 4/1/28	905,000	677,021
11.25% 5/15/28	461,000	474,996
‡Diamond Sports Group LLC/Diamond Sports Finance Co. 5.38% 8/15/26	890,000	44,500
Directv Financing LLC/Directv Financing Co.-Obligor, Inc. 5.88% 8/15/27	1,358,000	1,275,945
DISH DBS Corp.
5.25% 12/1/26	3,760,000	3,221,380
5.75% 12/1/28	750,000	598,200
5.88% 11/15/24	8,522,000	7,991,613
7.75% 7/1/26	2,740,000	1,908,437
DISH Network Corp. 11.75% 11/15/27	2,911,000	3,038,668
Gannett Holdings LLC 6.00% 11/1/26	420,000	370,650
GCI LLC 4.75% 10/15/28	2,150,000	1,972,600
Gray Escrow II, Inc. 5.38% 11/15/31	572,000	431,573
Gray Television, Inc.
4.75% 10/15/30	1,362,000	1,025,245
7.00% 5/15/27	1,105,000	1,050,303
iHeartCommunications, Inc.
5.25% 8/15/27	723,000	574,478
6.38% 5/1/26	2,983,062	2,543,294
8.38% 5/1/27	3,095,299	2,009,081
Liberty Interactive LLC 8.25% 2/1/30	352,000	149,308
McGraw-Hill Education, Inc. 5.75% 8/1/28	595,000	573,729
Midcontinent Communications/Midcontinent Finance Corp. 5.38% 8/15/27	311,000	303,135
News Corp.
3.88% 5/15/29	865,000	795,341
5.13% 2/15/32	545,000	517,429
Nexstar Media, Inc.
4.75% 11/1/28	2,165,000	1,995,005
5.63% 7/15/27	3,475,000	3,360,154
μParamount Global 6.25% 2/28/57	1,145,000	1,002,812
Scripps Escrow, Inc. 5.88% 7/15/27	682,000	605,909
Sinclair Television Group, Inc. 4.13% 12/1/30	855,000	602,775
Sirius XM Radio, Inc.
4.00% 7/15/28	2,415,000	2,233,495
4.13% 7/1/30	575,000	512,370
5.00% 8/1/27	2,024,000	1,955,171
LVIP JPMorgan High Yield Fund-11

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Media (continued)
Sirius XM Radio, Inc. (continued)
5.50% 7/1/29	2,730,000	$2,639,446
TEGNA, Inc. 5.00% 9/15/29	285,000	261,120
Univision Communications, Inc.
4.50% 5/1/29	316,000	281,952
6.63% 6/1/27	195,000	194,468
7.38% 6/30/30	678,000	676,056
8.00% 8/15/28	1,143,000	1,179,142
UPC Broadband Finco BV 4.88% 7/15/31	592,000	521,025
Virgin Media Secured Finance PLC 5.50% 5/15/29	456,000	440,606
		79,482,639
Mining–0.35%
Alcoa Nederland Holding BV 5.50% 12/15/27	789,000	768,982
Kaiser Aluminum Corp. 4.50% 6/1/31	485,000	418,083
Novelis Corp.
3.88% 8/15/31	318,000	280,233
4.75% 1/30/30	890,000	836,999
		2,304,297
Miscellaneous Manufacturing–0.14%
Hillenbrand, Inc. 5.00% 9/15/26	155,000	153,224
Trinity Industries, Inc. 7.75% 7/15/28	733,000	757,248
		910,472
Oil & Gas–5.83%
Antero Resources Corp. 8.38% 7/15/26	1,269,000	1,307,070
Ascent Resources Utica Holdings LLC/ARU Finance Corp.
7.00% 11/1/26	187,000	188,182
8.25% 12/31/28	435,000	437,528
Baytex Energy Corp.
8.50% 4/30/30	1,125,000	1,164,274
8.75% 4/1/27	1,280,000	1,322,427
California Resources Corp. 7.13% 2/1/26	1,307,000	1,325,540
Chesapeake Energy Corp.
5.50% 2/1/26	338,000	335,073
6.75% 4/15/29	2,899,000	2,925,969
Chord Energy Corp. 6.38% 6/1/26	984,000	984,000
Civitas Resources, Inc.
8.38% 7/1/28	1,033,000	1,078,395
8.63% 11/1/30	721,000	764,781
8.75% 7/1/31	724,000	770,732
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
CNX Resources Corp.
6.00% 1/15/29	405,000	$388,246
7.38% 1/15/31	480,000	483,332
Comstock Resources, Inc.
5.88% 1/15/30	606,000	525,584
6.75% 3/1/29	2,110,000	1,929,610
Crescent Energy Finance LLC 9.25% 2/15/28	1,553,000	1,611,346
Diamond Foreign Asset Co./Diamond Finance LLC 8.50% 10/1/30	884,000	903,980
Encino Acquisition Partners Holdings LLC 8.50% 5/1/28	1,475,000	1,452,875
Gulfport Energy Corp.
8.00% 5/17/26	335,529	340,919
8.00% 5/17/26	1,621,850	1,639,447
HF Sinclair Corp.
5.00% 2/1/28	635,000	615,826
6.38% 4/15/27	225,000	226,765
Hilcorp Energy I LP/Hilcorp Finance Co.
6.00% 4/15/30	381,000	369,498
6.25% 11/1/28	15,000	14,942
6.25% 4/15/32	317,000	304,926
Nabors Industries Ltd. 7.25% 1/15/26	355,000	341,230
Nabors Industries, Inc. 5.75% 2/1/25	1,135,000	1,134,622
Permian Resources Operating LLC 7.00% 1/15/32	683,000	704,632
Precision Drilling Corp.
6.88% 1/15/29	207,000	199,616
7.13% 1/15/26	1,131,000	1,125,810
Range Resources Corp. 8.25% 1/15/29	1,947,000	2,015,091
SM Energy Co.
5.63% 6/1/25	125,000	123,527
6.50% 7/15/28	242,000	242,111
6.63% 1/15/27	616,000	612,515
6.75% 9/15/26	379,000	378,013
Southwestern Energy Co.
4.75% 2/1/32	240,000	222,051
5.38% 2/1/29	82,000	80,023
5.38% 3/15/30	1,058,000	1,033,087
8.38% 9/15/28	1,400,000	1,448,415
Sunoco LP/Sunoco Finance Corp.
4.50% 5/15/29	474,000	440,308
4.50% 4/30/30	1,690,000	1,564,623
Transocean Titan Financing Ltd. 8.38% 2/1/28	213,000	220,985
Transocean, Inc.
8.75% 2/15/30	304,000	317,607
11.50% 1/30/27	821,000	857,945
LVIP JPMorgan High Yield Fund-12

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Oil & Gas (continued)
Valaris Ltd. 8.38% 4/30/30	459,000	$470,264
Vital Energy, Inc.
9.75% 10/15/30	324,000	335,881
10.13% 1/15/28	749,000	769,642
		38,049,265
Oil & Gas Services–0.15%
Archrock Partners LP/Archrock Partners Finance Corp.
6.25% 4/1/28	284,000	279,740
6.88% 4/1/27	714,000	715,785
		995,525
Packaging & Containers–2.35%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.
4.13% 8/15/26	364,000	332,150
5.25% 8/15/27	1,618,000	1,256,967
5.25% 8/15/27	1,121,000	870,866
Graham Packaging Co., Inc. 7.13% 8/15/28	268,000	241,200
LABL, Inc. 6.75% 7/15/26	2,508,000	2,438,790
Mauser Packaging Solutions Holding Co.
7.88% 8/15/26	3,740,000	3,806,127
9.25% 4/15/27	1,595,000	1,565,580
Owens-Brockway Glass Container, Inc.
6.38% 8/15/25	460,000	461,146
6.63% 5/13/27	949,000	949,119
Pactiv Evergreen Group Issuer, Inc./Pactiv Evergreen Group Issuer LLC 4.00% 10/15/27	1,828,000	1,709,180
TriMas Corp. 4.13% 4/15/29	852,000	765,494
Trivium Packaging Finance BV
5.50% 8/15/26	488,000	478,781
8.50% 8/15/27	445,000	436,322
		15,311,722
Pharmaceuticals–3.68%
180 Medical, Inc. 3.88% 10/15/29	686,000	617,914
Bausch Health Americas, Inc.
8.50% 1/31/27	3,758,000	2,062,497
9.25% 4/1/26	3,137,000	2,870,360
Bausch Health Cos., Inc.
4.88% 6/1/28	2,640,000	1,589,922
5.00% 2/15/29	916,000	394,577
5.25% 1/30/30	1,505,000	693,760
5.25% 2/15/31	670,000	288,784
5.50% 11/1/25	3,267,000	2,988,554
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pharmaceuticals (continued)
Bausch Health Cos., Inc. (continued)
5.75% 8/15/27	453,000	$292,185
6.25% 2/15/29	1,266,000	560,352
9.00% 12/15/25	2,609,000	2,437,824
Elanco Animal Health, Inc. 6.65% 8/28/28	405,000	419,657
‡Endo Dac/Endo Finance LLC/Endo Finco, Inc.
5.88% 10/15/24	580,000	371,200
9.50% 7/31/27	743,000	52,010
‡Endo Luxembourg Finance Co. I Sarl/Endo U.S., Inc. 6.13% 4/1/29	1,430,000	915,200
Grifols SA 4.75% 10/15/28	1,026,000	930,449
Mallinckrodt International Finance SA/Mallinckrodt CB LLC 14.75% 11/14/28	1,186,016	1,278,086
Organon & Co./Organon Foreign Debt Co.-Issuer BV
4.13% 4/30/28	2,178,000	2,004,766
5.13% 4/30/31	1,151,000	983,926
Owens & Minor, Inc.
4.50% 3/31/29	1,267,000	1,117,583
6.63% 4/1/30	656,000	626,357
‡Par Pharmaceutical, Inc. 7.50% 4/1/27	818,000	523,520
		24,019,483
Pipelines–5.33%
Antero Midstream Partners LP/Antero Midstream Finance Corp.
5.38% 6/15/29	242,000	232,651
5.75% 3/1/27	435,000	431,623
5.75% 1/15/28	1,622,000	1,605,834
7.88% 5/15/26	1,077,000	1,103,086
Blue Racer Midstream LLC/Blue Racer Finance Corp. 7.63% 12/15/25	781,000	791,124
Buckeye Partners LP
3.95% 12/1/26	185,000	174,825
4.13% 3/1/25	421,000	408,093
4.13% 12/1/27	190,000	180,109
4.50% 3/1/28	720,000	678,365
Cheniere Energy Partners LP
3.25% 1/31/32	523,000	445,613
4.00% 3/1/31	608,000	552,759
CNX Midstream Partners LP 4.75% 4/15/30	206,000	184,984
DT Midstream, Inc.
4.13% 6/15/29	968,000	890,544
4.38% 6/15/31	570,000	514,159
LVIP JPMorgan High Yield Fund-13

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Energy Transfer LP
5.75% 4/1/25	1,380,000	$1,380,552
7.38% 2/1/31	352,000	369,929
8.00% 4/1/29	1,343,000	1,397,526
EnLink Midstream LLC 6.50% 9/1/30	324,000	330,795
EnLink Midstream Partners LP
4.15% 6/1/25	261,000	255,128
4.85% 7/15/26	312,000	305,665
•9.76% (TSFR03M + 4.37%) 1/29/24	1,010,000	919,862
EQM Midstream Partners LP
4.13% 12/1/26	352,000	339,991
4.50% 1/15/29	881,000	832,304
4.75% 1/15/31	959,000	892,492
5.50% 7/15/28	158,000	156,551
6.00% 7/1/25	370,000	369,830
6.50% 7/1/27	465,000	473,478
7.50% 6/1/27	620,000	638,846
7.50% 6/1/30	496,000	533,209
Genesis Energy LP/Genesis Energy Finance Corp.
6.25% 5/15/26	319,000	318,622
7.75% 2/1/28	796,000	798,775
8.00% 1/15/27	162,000	164,685
8.25% 1/15/29	228,000	234,622
8.88% 4/15/30	565,000	584,210
Hess Midstream Operations LP
5.13% 6/15/28	185,000	178,488
5.63% 2/15/26	970,000	962,900
Howard Midstream Energy Partners LLC 8.88% 7/15/28	745,000	781,925
Kinetik Holdings LP
5.88% 6/15/30	476,000	466,981
6.63% 12/15/28	159,000	161,991
NGL Energy Operating LLC/NGL Energy Finance Corp. 7.50% 2/1/26	434,000	438,344
NuStar Logistics LP
5.63% 4/28/27	1,185,000	1,179,952
5.75% 10/1/25	419,000	416,354
6.00% 6/1/26	385,000	384,322
6.38% 10/1/30	429,000	429,759
Summit Midstream Holdings LLC/Summit Midstream Finance Corp. 9.00% 10/15/26	538,000	533,707
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp.
5.50% 1/15/28	505,000	477,229
6.00% 3/1/27	575,000	562,281
6.00% 12/31/30	467,000	434,096
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Pipelines (continued)
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp. (continued)
6.00% 9/1/31	783,000	$724,221
7.50% 10/1/25	1,535,000	1,542,675
Targa Resources Partners LP/Targa Resources Partners Finance Corp.
4.00% 1/15/32	1,369,000	1,250,075
4.88% 2/1/31	1,072,000	1,041,352
6.50% 7/15/27	1,174,000	1,189,497
Venture Global LNG, Inc.
8.13% 6/1/28	1,097,000	1,107,857
9.50% 2/1/29	480,000	507,920
9.88% 2/1/32	480,000	499,987
		34,762,754
Real Estate–0.25%
Kennedy-Wilson, Inc.
4.75% 3/1/29	345,000	288,047
5.00% 3/1/31	346,000	274,724
Realogy Group LLC/Realogy Co.-Issuer Corp. 5.25% 4/15/30	1,427,000	1,065,067
		1,627,838
Real Estate Investment Trusts–2.38%
Iron Mountain, Inc.
4.50% 2/15/31	635,000	575,003
4.88% 9/15/29	12,000	11,365
5.00% 7/15/28	64,000	61,490
5.25% 3/15/28	1,649,000	1,603,236
RHP Hotel Properties LP/RHP Finance Corp.
4.50% 2/15/29	1,498,000	1,393,201
4.75% 10/15/27	2,323,000	2,243,752
7.25% 7/15/28	272,000	282,795
VICI Properties LP/VICI Note Co., Inc.
3.50% 2/15/25	47,000	45,798
3.75% 2/15/27	504,000	475,753
3.88% 2/15/29	790,000	725,718
4.13% 8/15/30	350,000	318,824
4.25% 12/1/26	3,144,000	3,025,658
4.50% 9/1/26	260,000	251,660
4.63% 6/15/25	852,000	836,877
4.63% 12/1/29	1,996,000	1,880,730
5.75% 2/1/27	1,794,000	1,799,323
		15,531,183
LVIP JPMorgan High Yield Fund-14

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Retail–2.88%
1011778 BC ULC/New Red Finance, Inc. 4.00% 10/15/30	640,000	$574,015
Asbury Automotive Group, Inc.
4.50% 3/1/28	447,000	424,538
4.63% 11/15/29	505,000	467,428
4.75% 3/1/30	388,000	362,188
Bath & Body Works, Inc.
6.75% 7/1/36	190,000	191,200
6.88% 11/1/35	155,000	156,943
Gap, Inc. 3.63% 10/1/29	730,000	624,146
Macy's Retail Holdings LLC 5.88% 3/15/30	26,000	24,702
NMG Holding Co., Inc./Neiman Marcus Group LLC 7.13% 4/1/26	2,190,000	2,104,473
Nordstrom, Inc. 4.38% 4/1/30	19,000	16,528
PetSmart, Inc./PetSmart Finance Corp.
4.75% 2/15/28	1,836,000	1,730,952
7.75% 2/15/29	616,000	599,256
‡Rite Aid Corp.
7.50% 7/1/25	1,377,000	974,228
8.00% 11/15/26	3,382,000	2,372,211
Sonic Automotive, Inc. 4.63% 11/15/29	868,000	789,890
SRS Distribution, Inc.
4.63% 7/1/28	1,031,000	978,105
6.00% 12/1/29	875,000	815,856
6.13% 7/1/29	490,000	464,535
Staples, Inc.
7.50% 4/15/26	3,268,000	3,040,637
10.75% 4/15/27	1,893,000	1,379,303
Superior Plus LP/Superior General Partner, Inc. 4.50% 3/15/29	369,000	342,163
White Cap Buyer LLC 6.88% 10/15/28	369,000	357,196
		18,790,493
Semiconductors–1.10%
Amkor Technology, Inc. 6.63% 9/15/27	265,000	268,311
ams-OSRAM AG 12.25% 3/30/29	650,000	722,852
Entegris Escrow Corp.
4.75% 4/15/29	965,000	929,694
5.95% 6/15/30	170,000	168,986
Entegris, Inc.
3.63% 5/1/29	576,000	520,261
4.38% 4/15/28	2,300,000	2,188,818
=‡Entorian Technologies, Inc. 8.75% 10/15/26	901,000	0
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Semiconductors (continued)
ON Semiconductor Corp. 3.88% 9/1/28	2,040,000	$1,892,155
Synaptics, Inc. 4.00% 6/15/29	516,000	462,845
		7,153,922
Software–0.93%
ACI Worldwide, Inc. 5.75% 8/15/26	900,000	893,966
Athenahealth Group, Inc. 6.50% 2/15/30	630,000	571,522
Clarivate Science Holdings Corp.
3.88% 7/1/28	594,000	560,079
4.88% 7/1/29	714,000	669,970
RingCentral, Inc. 8.50% 8/15/30	722,000	738,245
SS&C Technologies, Inc. 5.50% 9/30/27	2,640,000	2,602,334
		6,036,116
Telecommunications–4.35%
Altice France Holding SA
6.00% 2/15/28	380,000	182,483
10.50% 5/15/27	2,174,000	1,407,924
Altice France SA
5.13% 7/15/29	1,570,000	1,221,490
5.50% 1/15/28	200,000	164,715
5.50% 10/15/29	971,000	761,385
8.13% 2/1/27	1,470,000	1,355,091
CommScope Technologies LLC
5.00% 3/15/27	155,000	64,519
6.00% 6/15/25	956,000	779,140
CommScope, Inc.
4.75% 9/1/29	1,412,000	948,025
6.00% 3/1/26	2,061,000	1,837,340
8.25% 3/1/27	3,274,000	1,728,672
Embarq Corp. 8.00% 6/1/36	1,500,000	937,500
Frontier Communications Holdings LLC
5.00% 5/1/28	2,465,000	2,278,096
5.88% 10/15/27	97,000	93,712
5.88% 11/1/29	172,507	145,765
6.00% 1/15/30	356,000	303,719
8.75% 5/15/30	849,000	873,374
Hughes Satellite Systems Corp. 6.63% 8/1/26	854,000	673,242
Intelsat Jackson Holdings SA 6.50% 3/15/30	5,177,000	4,931,629
Level 3 Financing, Inc.
3.63% 1/15/29	552,000	231,840
4.63% 9/15/27	686,000	411,600
Lumen Technologies, Inc.
4.00% 2/15/27	2,650,000	1,710,231
4.50% 1/15/29	390,000	117,000
LVIP JPMorgan High Yield Fund-15

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Principal Amount°	Value (U.S. $)
CORPORATE BONDS (continued)
Telecommunications (continued)
Lumen Technologies, Inc. (continued)
5.13% 12/15/26	3,269,000	$2,190,230
5.38% 6/15/29	1,020,000	316,200
6.88% 1/15/28	450,000	162,064
Qwest Corp. 7.25% 9/15/25	210,000	205,800
Telecom Italia Capital SA 6.38% 11/15/33	878,000	858,778
U.S. Cellular Corp. 6.70% 12/15/33	1,467,000	1,494,902
		28,386,466
Toys Games Hobby–0.13%
Mattel, Inc. 5.88% 12/15/27	845,000	843,883
		843,883
Transportation–0.16%
First Student Bidco, Inc./First Transit Parent, Inc. 4.00% 7/31/29	82,000	71,101
XPO, Inc.
6.25% 6/1/28	535,000	541,425
7.13% 2/1/32	428,000	441,731
		1,054,257
Total Corporate Bonds (Cost $623,965,137)		578,024,131
LOAN AGREEMENTS–3.73%
•ACProducts, Inc. 9.86% (SOFR CME03M + 4.25%) 5/17/28	1,252,875	1,095,915
•Adient U.S. LLC 8.72% (SOFR CME01M + 3.25%) 4/10/28	698,500	700,393
•Ahead DB Holdings LLC 9.20% (SOFR CME03M + 3.75%) 10/18/27	357,252	355,130
•American Airlines, Inc. 10.43% (SOFR CME03M + 4.75%) 4/20/28	710,526	728,957
•Claire's Stores, Inc. 11.86% (SOFR CME01M + 6.50%) 12/18/26	1,150,202	1,046,684
•Clear Channel Outdoor Holdings, Inc. 9.14% (SOFR CME03M + 3.50%) 8/21/26	542,183	535,856
•CSC Holdings LLC
7.73% (LIBOR01M + 2.25%) 1/15/26	356,125	348,447
9.86% (SOFR CME01M + 4.50%) 1/18/28	240,492	231,925
•DexKo Global, Inc. 9.36% (SOFR CME03M + 3.75%) 10/4/28	1,332,516	1,322,895
•DirecTV Financing LLC 10.65% (SOFR CME03M + 5.00%) 8/2/27	1,550,208	1,548,472
	Principal Amount°	Value (U.S. $)
LOAN AGREEMENTS (continued)
=•FGI Operating Co. LLC 14.73% (LIBOR03M + 10.00%) 5/16/24	86,959	$9,479
•First Student Bidco, Inc.
8.36% (SOFR CME03M + 3.00%) 7/21/28	283,725	281,302
8.36% (SOFR CME03M + 3.00%) 7/21/28	938,035	930,024
9.45% (SOFR CME03M + 4.00%) 7/21/28	934,825	931,712
•Greeneden U.S. Holdings II LLC 9.47% (SOFR CME01M + 4.00%) 12/1/27	975,614	978,745
•LABL, Inc. 10.46% (SOFR CME01M + 5.00%) 10/29/28	1,087,800	1,040,948
•Madison IAQ LLC 8.72% (SOFR CME01M + 3.25%) 6/21/28	954,525	950,182
•Medline Borrower LP 8.47% (SOFR CME01M + 3.00%) 10/23/28	639,173	641,768
Moran Foods LLC
=@•10.70% (SOFR CME03M + 2.00%) 6/30/26	1,725,276	1,434,912
=@•12.70% (SOFR CME03M + 2.00%) 6/30/26	640,895	409,916
=•16.87% (SOFR CME03M + 11.50%) 6/30/26	807,022	807,022
•Park River Holdings, Inc. 8.91% (SOFR CME03M + 3.25%) 12/28/27	456,293	444,603
•Petco Health and Wellness Co., Inc. 8.86% (SOFR CME03M + 3.25%) 3/3/28	1,323,307	1,248,276
•Serta Simmons Bedding LLC 12.96% (SOFR CME03M + 7.50%) 6/29/28	798,896	758,456
•Shutterfly, Inc. 10.36% (SOFR CME03M + 5.00%) 10/1/27	649,870	466,282
•SPX Flow, Inc. 9.96% (SOFR CME01M + 4.50%) 4/5/29	675,345	676,939
•Star Parent, Inc. 9.35% (SOFR CME03M + 4.00%) 9/27/30	420,000	414,574
•Triton Water Holdings, Inc. 8.86% (SOFR CME03M + 3.25%) 3/31/28	973,719	963,495
•U.S. Renal Care, Inc. 10.47% (SOFR CME01M + 5.00%) 6/20/28	1,248,588	937,065
@•Venator Materials LLC 7.36% (SOFR CME01M + 2.00%) 10/12/28	557,233	554,447
•White Cap Buyer LLC 9.11% (SOFR CME01M + 3.75%) 10/19/27	1,522,273	1,524,815
Total Loan Agreements (Cost $25,344,378)		24,319,636

LVIP JPMorgan High Yield Fund-16

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK–1.62%
Chesapeake Energy Corp.	12,465	$959,057
Chord Energy Corp.	607	100,902
=†Claire's Stores, Inc.	1,493	384,447
†Clear Channel Outdoor Holdings, Inc.	169,362	308,239
=†Envision Healthcare Corp.	15,276	145,122
=†EP Energy Corp.	31,130	49,808
†Frontier Communications Parent, Inc.	35,367	896,200
=†Goodman Networks, Inc.	22,179	0
†Gulfport Energy Corp.	8,687	1,157,108
†iHeartMedia, Inc. Class A	32,090	85,680
=†Intelsat SA	75,556	2,197,168
=†Mallinckrodt PLC	16,262	622,021
=†Moran Foods LLC	6,559,495	65,595
=†MYT Holding LLC	502,370	175,830
†National CineMedia, Inc.	46,490	192,469
=†Neiman Marcus Group Ltd. LLC	483	54,338
=†NMG Parent LLC	5,708	635,015
†Serta Simmons Bedding, Inc.	43,090	328,561
=†Serta SSB Equipment Co.	43,090	0
†Venator Materials PLC	211,756,526	2,209,679
=†Windstream Holdings, Inc.	1,567	16,454
Total Common Stock (Cost $17,699,121)		10,583,693
PREFERRED STOCKS–0.47%
=†Claire's Stores, Inc. 0.00%	1,278	2,460,150
	Number of Shares	Value (U.S. $)
PREFERRED STOCKS (continued)
=†Goodman Networks, Inc. 0.00%	26,388	$0
=†MYT Holding LLC 10.00% 6/6/29	1,067,993	624,776
Total Preferred Stocks (Cost $1,212,179)		3,084,926
RIGHTS–0.04%
=†Vistra Energy Corp.	189,643	241,795
Total Rights (Cost $0)		241,795
WARRANT–0.03%
=†NMG Parent LLC exp 9/24/27 exercise price $1.00	13,698	188,347
Total Warrant (Cost $137)		188,347
MONEY MARKET FUND–3.56%
State Street Institutional U.S. Government Money Market Fund - Premier Class (seven-day effective yield 5.32%)	23,247,056	23,247,056
Total Money Market Fund (Cost $23,247,056)		23,247,056

TOTAL INVESTMENTS–98.52% (Cost $694,331,704)	642,466,961

★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–1.48%	9,627,088
NET ASSETS APPLICABLE TO 67,023,733 SHARES OUTSTANDING–100.00%	$652,094,049
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND STANDARD CLASS ($452,631,954 / 46,516,549 Shares)	$9.731
NET ASSET VALUE PER SHARE–LVIP JPMORGAN HIGH YIELD FUND SERVICE CLASS ($199,462,095 / 20,507,184 Shares)	$9.726
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$745,129,738
Distributable earnings/(accumulated loss)	(93,035,689)
TOTAL NET ASSETS	$652,094,049

°Principal amount shown is stated in U.S. dollars unless noted that the security is denominated in another currency.
=The value of this security was determined using significant unobservable inputs and is reported as a Level 3 security in the disclosure table located in Note 3 in "Notes to Financial Statements".
†Non-income producing.
ΩPerpetual maturity with no stated maturity date.
LVIP JPMorgan High Yield Fund-17

LVIP JPMorgan High Yield Fund
Statement of Net Assets (continued)
@PIK. 100% of the income received was in the form of additional par.
μFixed to variable rate investment. The rate shown reflects the fixed rate in effect at December 31, 2023. Rate will reset at a future date.
‡Non-income producing security. Security is currently in default. No interest income is being accrued during the bankruptcy proceedings.
•Variable rate investment. Rates reset periodically. Rate shown reflects the rate in effect at December 31, 2023. For securities based on a published reference rate and spread, the reference rate and spread are indicated in their description above and may be subject to caps and/or floors or include a multiplier. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions such as changes in current interest rate and prepayments on the underlying pool of assets. These securities do not indicate a reference rate and spread in their description above.

★Includes $53,134 payable for securities purchased, $937,116 payable for fund shares redeemed, $35,224 other accrued expenses payable,
$384,042 due to manager and affiliates, $39,748 payable for audit fee and $25,967 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
LIBOR01M–Intercontinental Exchange London Interbank Offered Rate USD 1 Month
LIBOR03M–Intercontinental Exchange London Interbank Offered Rate USD 3 Month
LNG–Liquefied Natural Gas
SOFR–Secured Overnight Financing Rate
SOFR CME01M–1 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SOFR CME03M–3 Month Chicago Mercantile Exchange Secured Overnight Financing Rate
SSB–State Street Bank
TSFR03M–3 Month Term Secured Overnight Financing Rate
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund-18

LVIP JPMorgan High Yield Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Interest	$40,844,426
Dividends	133,343
Foreign taxes refunded	2,300
40,980,069
EXPENSES:
Management fees	4,063,506
Distribution fees-Service Class	481,634
Shareholder servicing fees	184,320
Accounting and administration expenses	136,582
Professional fees	73,990
Pricing fees	46,017
Trustees’ fees and expenses	23,372
Reports and statements to shareholders	20,426
Custodian fees	15,509
Consulting fees	2,684
Other	18,060
5,066,100
Less:
Management fees waived	(242,792)
Total operating expenses	4,823,308
NET INVESTMENT INCOME	36,156,761
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized loss on investments	(9,131,242)
Net change in unrealized appreciation (depreciation) of investments	43,213,758
NET REALIZED AND UNREALIZED GAIN	34,082,516
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$70,239,277
See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan High Yield Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$36,156,761	$35,546,550
Net realized loss	(9,131,242)	(2,107,744)
Net change in unrealized appreciation (depreciation)	43,213,758	(118,863,965)
Net increase (decrease) in net assets resulting from operations	70,239,277	(85,425,159)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(20,995,767)	(26,005,113)
Service Class	(8,758,038)	(10,883,533)
	(29,753,805)	(36,888,646)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	43,929,482	25,069,823
Service Class	31,544,094	42,710,187
Reinvestment of dividends and distributions:
Standard Class	20,995,767	26,005,113
Service Class	8,758,038	10,883,533
	105,227,381	104,668,656
Cost of shares redeemed:
Standard Class	(80,303,955)	(149,939,162)
Service Class	(45,444,636)	(75,117,468)
	(125,748,591)	(225,056,630)
Decrease in net assets derived from capital share transactions	(20,521,210)	(120,387,974)
NET INCREASE (DECREASE) IN NET ASSETS	19,964,262	(242,701,779)
NET ASSETS:
Beginning of year	632,129,787	874,831,566
End of year	$652,094,049	$632,129,787
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund-19

LVIP JPMorgan High Yield Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Standard Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.133	$10.804	$10.624	$10.558	$9.898
Income (loss) from investment operations:
Net investment income[1]	0.548	0.497	0.453	0.519	0.598
Net realized and unrealized gain (loss)	0.524	(1.596)	0.227	0.062	0.673
Total from investment operations	1.072	(1.099)	0.680	0.581	1.271
Less dividends and distributions from:
Net investment income	(0.474)	(0.572)	(0.499)	(0.515)	(0.611)
Return of capital	—	—	(0.001)	—	—
Total dividends and distributions	(0.474)	(0.572)	(0.500)	(0.515)	(0.611)
Net asset value, end of period	$9.731	$9.133	$10.804	$10.624	$10.558
Total return[2]	11.76%	(10.23% )	6.43%	5.56%	12.89%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$452,632	$439,627	$624,429	$580,227	$604,222
Ratio of expenses to average net assets	0.68%	0.67%	0.66%	0.68%	0.68%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.72%	0.71%	0.70%	0.72%	0.72%
Ratio of net investment income to average net assets	5.77%	5.00%	4.11%	5.05%	5.58%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.73%	4.96%	4.07%	5.01%	5.54%
Portfolio turnover	16%	11%	33%	43%	54%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund-20

LVIP JPMorgan High Yield Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan High Yield Fund Service Class
	Year Ended
	12/31/23	12/31/22	12/31/21	12/31/20	12/31/19
Net asset value, beginning of period	$9.130	$10.798	$10.619	$10.555	$9.896
Income (loss) from investment operations:
Net investment income[1]	0.524	0.471	0.424	0.492	0.571
Net realized and unrealized gain (loss)	0.521	(1.594)	0.227	0.061	0.672
Total from investment operations	1.045	(1.123)	0.651	0.553	1.243
Less dividends and distributions from:
Net investment income	(0.449)	(0.545)	(0.471)	(0.489)	(0.584)
Return of capital	—	—	(0.001)	—	—
Total dividends and distributions	(0.449)	(0.545)	(0.472)	(0.489)	(0.584)
Net asset value, end of period	$9.726	$9.130	$10.798	$10.619	$10.555
Total return[2]	11.49%	(10.46% )	6.16%	5.30%	12.61%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$199,462	$192,503	$250,402	$222,544	$214,551
Ratio of expenses to average net assets	0.93%	0.92%	0.91%	0.93%	0.93%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.97%	0.96%	0.95%	0.97%	0.97%
Ratio of net investment income to average net assets	5.52%	4.75%	3.86%	4.80%	5.33%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	5.48%	4.71%	3.82%	4.76%	5.29%
Portfolio turnover	16%	11%	33%	43%	54%

[1]	The average shares outstanding method has been applied for per share information.
[2]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects a waiver by the manager. Performance would have been lower had the waiver not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan High Yield Fund-21

LVIP JPMorgan High Yield Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan High Yield Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a diversified management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”), Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund’s investment objective is to seek a high level of current income by investing primarily in a diversified portfolio of debt securities which are rated below investment grade or unrated. Capital appreciation is a secondary objective.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Valuations for fixed income securities, including short-term debt securities, are typically the prices supplied by third party pricing services. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics, including but not limited to, benchmark yield curves, credit spreads, estimated default rates, anticipated market interest rate volatility, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP JPMorgan High Yield Fund-22

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Discounts and premiums on debt securities are amortized/accreted to interest income using the effective interest method.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, LFI receives a management fee at an annual rate of 0.65% of the first $500 million of the Fund’s average daily net assets; and 0.60% of the Fund’s average daily net assets in excess of $500 million.   LFI has contractually agreed to waive a portion of its advisory fee as follows: 0.00% on the first $150 million of the Fund’s average daily net assets and 0.05% of the Fund’s average daily net assets in excess of $150 million.   The agreement will continue at least through April 30, 2024, and cannot be terminated before that date without the mutual agreement of the Board and LFI.   The management fee, net of waivers, is calculated daily and paid monthly.
J.P. Morgan Investment Management, Inc. (the “Sub-Adviser”) is responsible for the day-to-day management of the Fund’s investment portfolio. For these services, LFI, not the Fund, pays the Sub-Adviser a fee based on the Fund's average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$51,492
Legal	8,430
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $12,357 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with Lincoln Financial Distributors, Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$326,730
Distribution fees payable to LFD	41,540
Shareholder servicing fees payable to Lincoln Life	15,772
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$99,989,056
Sales	135,395,323
LVIP JPMorgan High Yield Fund-23

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$697,869,561
Aggregate unrealized appreciation of investments	$9,568,008
Aggregate unrealized depreciation of investments	(64,970,608)
Net unrealized depreciation of investments	$(55,402,600)
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
Level 3 investments are valued using significant unobservable inputs, including related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Fund may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Valuations may also be based upon current market prices of securities that are comparable in coupon, rating, maturity and industry. The derived value of a Level 3 investment may not represent the value which is received upon disposition and this could impact the results of operations.
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Convertible Bonds	$—	$2,101,863	$675,514	$2,777,377
Corporate Bonds
Advertising	—	7,245,876	—	7,245,876
Aerospace & Defense	—	5,213,051	—	5,213,051
Airlines	—	6,140,690	—	6,140,690
Apparel	—	309,537	—	309,537
Auto Manufacturers	—	19,142,236	—	19,142,236
Auto Parts & Equipment	—	26,091,539	—	26,091,539
Banks	—	4,627,364	—	4,627,364
Beverages	—	1,534,271	—	1,534,271
Biotechnology	—	457,650	—	457,650
Building Materials	—	12,858,142	—	12,858,142
Chemicals	—	13,535,852	—	13,535,852
Commercial Services	—	26,639,930	—	26,639,930
Computers	—	5,999,680	—	5,999,680
Cosmetics & Personal Care	—	2,068,787	—	2,068,787
Distribution/Wholesale	—	1,097,788	—	1,097,788
Diversified Financial Services	—	8,675,882	—	8,675,882
Electric	—	9,364,959	—	9,364,959
Electrical Components & Equipment	—	7,250,196	—	7,250,196
LVIP JPMorgan High Yield Fund-24

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
	Level 1	Level 2	Level 3	Total
Electronics	$—	$7,001,585	$—	$7,001,585
Engineering & Construction	—	5,585,813	—	5,585,813
Entertainment	—	19,336,084	—	19,336,084
Environmental Control	—	6,119,781	—	6,119,781
Food	—	13,114,864	—	13,114,864
Food Service	—	889,527	—	889,527
Forest Products & Paper	—	418,136	—	418,136
Gas	—	1,911,374	—	1,911,374
Hand Machine Tools	—	2,792,614	—	2,792,614
Health Care Products	—	5,999,217	—	5,999,217
Health Care Services	—	31,224,457	—	31,224,457
Home Furnishings	—	2,176,466	—	2,176,466
Household Products Wares	—	5,684,434	—	5,684,434
Housewares	—	7,598,782	—	7,598,782
Internet	—	6,257,316	—	6,257,316
Iron & Steel	—	5,788,117	—	5,788,117
Leisure Time	—	9,890,004	—	9,890,004
Lodging	—	9,571,940	—	9,571,940
Machinery Construction & Mining	—	2,186,945	—	2,186,945
Machinery Diversified	—	962,930	—	962,930
Media	—	79,482,639	—	79,482,639
Mining	—	2,304,297	—	2,304,297
Miscellaneous Manufacturing	—	910,472	—	910,472
Oil & Gas	—	38,049,265	—	38,049,265
Oil & Gas Services	—	995,525	—	995,525
Packaging & Containers	—	15,311,722	—	15,311,722
Pharmaceuticals	—	24,019,483	—	24,019,483
Pipelines	—	34,762,754	—	34,762,754
Real Estate	—	1,627,838	—	1,627,838
Real Estate Investment Trusts	—	15,531,183	—	15,531,183
Retail	—	18,790,493	—	18,790,493
Semiconductors	—	7,153,922	— *	7,153,922
Software	—	6,036,116	—	6,036,116
Telecommunications	—	28,386,466	—	28,386,466
Toys Games Hobby	—	843,883	—	843,883
Transportation	—	1,054,257	—	1,054,257
Loan Agreements	—	21,658,307	2,661,329	24,319,636
Common Stock	5,909,334	328,561	4,345,798	10,583,693
Preferred Stocks	—	—	3,084,926	3,084,926
Rights	—	—	241,795	241,795
Warrant	—	—	188,347	188,347
Money Market Fund	23,247,056	—	—	23,247,056
Total Investments	$29,156,390	$602,112,862	$11,197,709	$642,466,961

*	Includes securities that have been valued at zero on the "Statement of Net Assets" that are considered to be Level 3 investments in this table.
During the year ended December 31, 2023, there were no material transfers to or from Level 3 investments.
The following table displays a summary of the valuation techniques and unobservable inputs used to value the Fund’s securities characterized as Level 3 investments for the period ended December 31, 2023.
Asset Type	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Common Stock	$4,345,798	Indicative Market Quote	Broker Quote	$0.35 - $257.50 ($62.65)
		Terms of Restructuring	Expected Recovery	$0.00 - $1.60 ($0.70)
			Discount Rate (b)	20% (N/A)
Convertible Bonds	$675,514	Terms of Restructuring	Conversion Price	$14.00 (N/A)
Corporate Bonds	$—	Pending Distribution	Expected Recovery	$0.00 ($0.00)
Loan Agreements	$2,661,329	Terms of Restructuring	Expected Recovery	10.9%-100% (99.0%)
		Market Yield Analysis	Implied Yield	20.9% - 33.4% (23.7%)
LVIP JPMorgan High Yield Fund-25

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
Asset Type	Fair Value at December 31, 2023	Valuation Technique(s)	Unobservable Input	Range (Weighted Average) (a)
Preferred Stock	$3,084,926	Indicative Market Quote	Broker Quote	$0.59 - $1,925.00 ($1,535.26)
		Terms of Restructuring	Expected Recovery	$0.00 ($0.00)
Rights	$241,795	Indicative Market Quote	Broker Quote	$1.275 ($1.275)
Warrants	$188,347	Indicative Market Quote	Broker Quote	$13.75 ($13.75)
Total	$11,197,709
(a) Unobservable inputs were weighted by the relative fair value of the instruments, where applicable.
(b) Represents amounts used when the reporting entity has determined that market participants would take into account discounts, as applicable,when pricing the investments.
Significant fluctuations of the unobservable inputs applied to portfolio securities characterized as Level 3 investments could be expected to significantly increase or decrease the fair value of the Fund's securities.

The following is a reconciliation of investments in which significant unobservable inputs (Level 3) were used in determining fair value:
	Balances as of 12/31/2022	Reclassifications	Purchases	Sales	Transfer In	Transfer Out	Accretion/ (amortization)	Net realized gain (loss)	Net change in unrealized appreciation (depreciation)	Balance as of 12/31/23	Net change in unrealized appreciation (depreciation) from Level 3 investments still held as of 12/31/23
Common Stock	$3,806,713	$—	$1,920,130	$(31,131)	$85,733	$—	$—	$31,085	$(1,466,732)	$4,345,798	$(1,466,732)
Convertible Bond	373,460	—	—	(94)	—	—	—	(1,799)	303,947	675,514	303,947
Corporate Bond	792	—	—	(1,630)	—	—	—	1,630	(792)	—	—
Loan Agreements	209,314	—	3,058,927	(85,685)	—	—	4	—	(521,231)	2,661,329	(521,231)
Preferred Stocks	3,533,557	—	—	—	—	—	—	—	(448,631)	3,084,926	(448,631)
Rights	241,953	—	—	(148,139)	—	—	—	148,139	(158)	241,795	—
Warrant	502,593	—	—	(160,857)	—	—	—	—	(153,389)	188,347	(302,493)
Total	$8,668,382	$—	$4,979,057	$(427,536)	$85,733	$—	$4	$179,055	$(2,286,986)	$11,197,709	$(2,435,140)
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   These differences are primarily due to wash sales, partnership investments, Contingent Payment Debt Instrument, defaulted bond income tax accruals and premium amortization.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income	$29,753,805	$36,888,646
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed ordinary income	$7,448,887
Capital loss carryforward	(45,081,976)
Net unrealized depreciation	(55,402,600)
Distributable earnings/(accumulated loss)	$(93,035,689)
LVIP JPMorgan High Yield Fund-26

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 5. Components of Distributable Earnings on a Tax Basis (continued)
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to rounding:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$(2)	$2
As of December 31, 2023, the Fund had the following capital loss carryforwards for federal income tax purposes:
Post-Enactment Losses (No Expiration)
Short-Term	Long-Term	Total
$1,444,787	$43,637,189	$45,081,976
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	4,616,629	2,534,969
Service Class	3,315,670	4,272,605
Shares reinvested:
Standard Class	2,205,556	2,785,466
Service Class	920,304	1,166,010
	11,058,159	10,759,050
Shares redeemed:
Standard Class	(8,441,806)	(14,981,745)
Service Class	(4,814,474)	(7,542,527)
	(13,256,280)	(22,524,272)
Net decrease	(2,198,121)	(11,765,222)
7. Line of Credit
The Fund, along with other funds in the Trust (“Participants”), is a participant in a $200,000,000 revolving line of credit intended to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. Under the agreement, prior to February 14, 2024, the Participants were charged an annual commitment fee of 0.15%, which is allocated across the Participants based on a weighted average of the respective net assets of each Participant. Effective February 14, 2024, the commitment fee is 0.20%. The Participants are permitted to borrow up to a maximum of one-third of their net assets (one-fifth of their net assets for any Participant that is a fund of funds) under the agreement. Each Participant is individually, and not jointly, liable for its particular advances, if any, under the line of credit. The line of credit available under the agreement expires on February 12, 2025.
The Fund had no amounts outstanding as of December 31, 2023, or at any time during the period then ended.
8. Risk Factors
The Fund invests in high yield fixed income securities, which are securities rated BB or lower by Standard & Poor’s Financial Services LLC or Ba or lower by Moody’s Investor Services Inc., or similarly rated by another nationally recognized statistical rating organization. Investments in these higher yielding securities are generally accompanied by a greater degree of credit risk than higher rated securities. Additionally, lower rated securities may be more susceptible to adverse economic and competitive industry conditions than investment-grade securities.
When interest rates rise, fixed income securities (i.e., debt obligations) generally will decline in value. These declines in value are greater for fixed income securities with longer maturities or durations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was
LVIP JPMorgan High Yield Fund-27

LVIP JPMorgan High Yield Fund
Notes to Financial Statements (continued)
 8. Risk Factors (continued)
first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
9. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
10. Recent Accounting Pronouncements
In March 2020, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) - Facilitation of the Effects of Reference Rate Reform on Financial Reporting. The amendments in the ASU provides optional temporary financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the London Interbank Offered Rate (LIBOR) and other interbank-offered based reference rates as of the end of 2021. The ASU was effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. In March 2021, the Financial Conduct Authority (FCA), regulator of financial services firms and financial markets in the United Kingdom, announced that the intended cessation date of the overnight 1-, 3-, 6-, and 12-month tenors of USD LIBOR would be June 30, 2023. In December 2022, the Financial Accounting Standards Board issued Accounting Standards Update (ASU) No. 2022-06, Reference Rate Reform (Topic 848)-Deferral of the Sunset Date of Topic 848. The amendments in this update defer the sunset date of Topic 848 from December 31, 2022, to December 31, 2024. Management is currently evaluating the impact, if any, of applying this ASU.
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
11. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan High Yield Fund-28

Report of Independent Registered Public Accounting Firm
To the Shareholders and the Board of Trustees of LVIP JPMorgan High Yield Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan High Yield Fund (the “Fund”) (one of the series constituting Lincoln Variable Insurance Products Trust (the “Trust”)) as of December 31, 2023, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, the financial highlights for each of the five years in the period then ended and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund (one of the series constituting Lincoln Variable Insurance Products Trust) at December 31, 2023, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and its financial highlights for each of the five years in the period then ended, in conformity with U.S. generally accepted accounting principles.
Basis for Opinion
These financial statements are the responsibility of the Trust’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust’s internal control over financial reporting. As part of our audits, we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2023, by correspondence with the custodian, brokers and others; when replies were not received from brokers and others, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more LVIP investment companies since 1981.
Philadelphia, Pennsylvania
February 27, 2024
LVIP JPMorgan High Yield Fund–29

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited)
Approval of Investment Management and Subadvisory Agreements
On August 14 and September 12-13, 2023, the Board of Trustees (the “Board”) of Lincoln Variable Insurance Products Trust (the “Trust”) met to consider, among other things, (i) the renewal of the investment management agreement between the Trust and Lincoln Financial Investments Corporation (“LFI”) and (ii) the renewal of the subadvisory agreements with various subadvisers (collectively, with the investment management agreement, the “Advisory Agreements”) for various series of the Trust (each, a “Fund” and collectively, the “Funds”). The trustees of the Trust who are not “interested persons” (as such term is defined in the Investment Company Act of 1940) (the “Independent Trustees”) had requested and reviewed materials provided by LFI, Lincoln National Life Insurance Company (“Lincoln Life”), Morningstar of Broadridge Financial Solutions, Inc. (“Morningstar”), an independent provider of investment company data and the subadvisers, prior to and during the meetings, and had reviewed a memorandum from their independent legal counsel that advised them of their fiduciary duties pertaining to renewal of investment management and subadvisory agreements and the factors they should consider in evaluating such agreements. LFI, Lincoln Life, Morningstar and the subadvisers provided information to the Independent Trustees regarding the nature, extent and quality of services provided, information comparing the investment performance, management fees and operating expense ratio of the Fund to other funds, estimated profitability and/or financial condition, and compliance and regulatory matters. After reviewing the information received, the Independent Trustees requested supplemental information and LFI and the applicable subadvisers provided materials in response. The Independent Trustees and their independent legal counsel met separately from the “interested” trustee, Trust officers and Lincoln Life employees to consider the renewal of the Advisory Agreements. The Board was assisted in its evaluation by the Investment Committee of the Board, which meets with LFI quarterly and monitors investment performance, and by the Audit Committee of the Board, which meets with LFI quarterly and monitors the Fund’s expenses, among other matters. The Board also receives information about the Fund from LFI and Lincoln Life throughout the year in connection with the regular quarterly Board meetings. The Board considered that the Fund is only offered to contract owners of variable annuities and variable life insurance policies.
The Board determined that, given the totality of the information provided with respect to each Advisory Agreement, the Board had received sufficient information to approve the Advisory Agreements for the Fund. In considering the renewal of the Advisory Agreements, the Board did not identify any single factor or group of factors as all-important or controlling, and considered a variety of factors in its analysis including those discussed below. The Board did not allot a particular weight to any one factor or group of factors.
Approval of Investment Management Agreement
Nature, Extent and Quality of Services. In considering the renewal of the investment management agreement with LFI, the Board considered the nature, extent and quality of services provided to the Fund by LFI, including LFI personnel and resources and LFI’s criteria for review of a subadviser’s performance. The Board reviewed the services provided by LFI in serving as investment adviser, including the backgrounds of the personnel providing the investment management services. It also reviewed information provided regarding compliance and regulatory matters. The Board also considered that certain Lincoln Life personnel provide services to the Fund on behalf of LFI and that Lincoln Life provides administrative services to the Fund under an administration agreement. The Board concluded that the services provided by LFI were satisfactory.
Performance. The Board reviewed performance information (including total return, standard deviation and Sharpe ratio) provided by Morningstar for the standard class of the Fund compared to the median performance of funds in a peer group of a Morningstar category underlying variable insurance products (“Morningstar peer group”) and a benchmark index for various periods ended March 31, 2023. The Board also received total return information for the Fund compared to the quarterly average total return of funds in the respective Morningstar category.
The Board referred to information prepared by LFI evaluating the Fund’s performance. These reports include performance information for the Fund (including total return, standard deviation and Sharpe ratio) compared to the median performance of the respective Morningstar category and a benchmark index for various periods and commentary regarding the factors believed to have impacted the Fund’s performance, such as market conditions and the impact of portfolio construction. The Board considered that LFI actively monitors the Fund’s performance and works with the Investment Committee of the Board in analyzing performance issues. The Board also noted that past performance is only one of the factors that it considers in evaluating the renewal of the Advisory Agreements.
The Board considered that LFI does not manage the day-to-day investment portfolio of the Fund, and has delegated those duties to unaffiliated subadvisers responsible for investment performance. The Board noted the ongoing oversight activities performed by LFI, including review of returns on a relative and absolute basis, oversight of brokerage execution quality and compliance reviews. The Board concluded that LFI had appropriately reviewed and monitored the subadviser’s investment performance.
Management Fee. The Board reviewed the Fund’s investment management fee and expense ratio and reviewed information comparing the investment management fee and expense ratio to those of a Morningstar peer group and category median for the Fund. The Board considered that LFI had implemented an advisory fee waiver on assets over $150 million for the Fund through April 30, 2024. The Board noted that the net investment management fee was higher than the median net investment management fee of the Morningstar peer group. In light of the nature, quality and extent of services provided by LFI, the Board concluded that the Fund’s investment management fee was reasonable.
LVIP JPMorgan High Yield Fund-30

LVIP JPMorgan High Yield Fund
Other Fund Information (unaudited) (continued)
Approval of Investment Management Agreement (continued)
Economies of Scale. The Board considered the extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect a reasonable sharing of such economies of scale for the benefit of Fund investors. The Board considered that LFI had a breakpoint in the investment management fee schedule and had implemented an advisory fee waiver on assets over $150 million for the Fund through April 30, 2024. The Board concluded that economies of scale were appropriately shared with investors.
Profitability. The Board also reviewed the estimated profitability of LFI with respect to the Fund individually and the Funds overall and concluded that the estimated profitability of LFI in connection with the management of the Fund was not unreasonable.
Fallout Benefits. Because of its relationship with the Trust, LFI and its affiliates receive certain benefits. The Board reviewed materials provided by LFI as to any such benefits. Lincoln Insurance Companies receive 12b-1 fees which are paid by the Fund’s Service Class shares through Lincoln Financial Distributors, Inc., which is the principal underwriter and distributor for the Fund. Lincoln Life serves as the administrator for the Fund for which it is separately compensated. The Board also noted that Lincoln Insurance Companies may be eligible to claim on their tax returns “dividends received deductions” in connection with dividends received from LVIP Funds by the Lincoln Insurance Companies holding Fund shares on behalf of contract holders.
Approval of Subadvisory Agreement
Nature, Extent and Quality of Services. In considering the renewal of the subadvisory agreement between LFI and J.P. Morgan Investment Management, Inc. (“JPMorgan”) on behalf of the LVIP JPMorgan High Yield Fund, the Board considered the nature, extent and quality of services provided by JPMorgan under the subadvisory agreement. The Board reviewed the services provided by JPMorgan, the backgrounds of the investment professionals servicing the Fund and the reputation, resources and investment approach of JPMorgan. It also reviewed information provided regarding the structure of portfolio manager compensation, trading and brokerage practices, risk management and compliance matters.
Performance. The Board reviewed the LVIP JPMorgan High Yield Fund’s total return compared to the total return of a peer group of funds included in the Morningstar High Yield Bond funds category and the Bloomberg US High Yield 2% Issuer Cap Total Return USD Index. The Board noted that the Fund’s total return was below the return of the Morningstar peer group median and the benchmark index for the one-, five- and ten-year periods and the same as the return of the Morningstar peer group median and below the return of the benchmark index for the three-year period. The Board considered LFI’s comments that underperformance for the five-year period compared to the benchmark was primarily attributable to the Fund’s overweight position to more liquid securities and underweight position to lower quality securities and fallen angel credits, and that underperformance for the one-year period compared to the benchmark was primarily attributable to security selection in particular sectors. The Board noted LFI’s view that it was comfortable with the current investment process and the team’s ability to meet the performance objective of the Fund. The Board concluded that the services provided by JPMorgan were satisfactory.
Subadvisory Fee and Economies of Scale. The Board reviewed the subadvisory fee schedule for the Fund as well as fees for other similar accounts managed by JPMorgan. The Board considered that LFI compensates JPMorgan from its fees and that the subadvisory fee schedule for the Fund was negotiated between LFI and JPMorgan, which is an unaffiliated third party of LFI. The Board concluded that the subadvisory fees for the Fund were reasonable.
Profitability and Fallout Benefits. The Board considered information regarding JPMorgan’s estimated profitability from providing subadvisory services to the Fund. The Board reviewed materials provided by JPMorgan as to any additional benefits it receives and noted JPMorgan’s statement that it was not aware of other direct or indirect benefits from its relationship to the Fund other than receipt of subadvisory fees.
Conclusion. Based on all of the information considered and the conclusions reached, the Board determined that the terms of the Advisory Agreements for the Fund are fair and reasonable, and that the continuation of the Advisory Agreements is in the best interests of the Fund.
LVIP JPMorgan High Yield Fund-31

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP JPMorgan High Yield Fund-32

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP JPMorgan High Yield Fund-33

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP JPMorgan High Yield Fund-34

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan High Yield Fund-35

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan High Yield Fund-36

LVIP JPMorgan Mid Cap Value Fund
a series of Lincoln Variable
Insurance Products Trust
Annual Report
December 31, 2023

Lincoln Variable Insurance Products Trust
President’s Letter

Dear Fellow Investors,
After a challenging 2022 that saw elevated volatility and dismal returns for most asset classes, 2023 has been a year of remarkable resilience for the U.S. economy and global financial markets. Despite many headwinds, including restrictive monetary policy, a regional bank crisis, and geopolitical turmoil, the U.S. economy continued its surprisingly strong growth trajectory. The U.S. quarterly GDP growth rate accelerated to 4.9% in the third quarter of 2023. The U.S. unemployment rate stayed near the lowest level in the past five decades, indicating a tight labor market. In general, consumer spending and corporate balance sheets remained robust.
The U.S. Federal Reserve (“Fed”) increased the Fed Funds Target Rate further by 100 bps throughout 2023 to a peak rate of 5.5%, reaching the highest level since the beginning of the 21st century. In late October, the U.S. 10-year Treasury Yield reached the highest level since mid-2007 before the Great Financial Crisis. As inflation cools, the Fed appears to be at the end of its rate hiking cycle. Fixed income returns became positive in 2023 despite the unprecedented bond bear market. The Bloomberg U.S. Aggregate Bond Index and the Bloomberg U.S. Treasury Index posted modestly positive returns, ending their two-year losing streaks. Moreover, the Bloomberg U.S. Corporate High Yield Bond Index returned 13.4%, as credit spreads were tight and the default rate was relatively low despite recent uptrends.
Fueled by economic resilience and optimism, domestic equity markets delivered stellar returns. The S&P 500 Index returned 26.3% during 2023, while the Nasdaq Composite Index returned 44.6% over that same period. As measured by the CBOE Volatility Index (VIX), stock market volatility dropped to the lowest level for the first time since the COVID-19 pandemic. There were wide dispersions across investment styles and geographies. With a sharp reversal from 2022, and a rotation of market leadership, U.S. large cap outperformed small cap, and growth equity outperformed value equity. Stock market leadership, however, was very narrow and highly concentrated on several mega-cap stocks in addition to other beneficiaries of explosive Generative AI growth. The largest seven companies within the S&P 500 Index, referred to as “the Magnificent Seven,” were up more than 76% in 2023, dominating the impressive index performance. Non-U.S. equities in developed markets also had double-digit positive returns of 18.2% as measured by the MSCI EAFE Net Total Return USD Index, but lagged domestic equities, while emerging market equities continued to underperform by a large margin.
As we move into 2024, we believe that three key macroeconomic themes are front and center:
Continuation of disinflation and likely interest rate cuts by the Fed – While the path of disinflation could be bumpy, most of the key components of the Consumer Price Index have either come down or grown more slowly. Energy and commodity prices have dropped throughout the year. West Texas Intermediate (WTI) crude oil spot price declined from $80.3 a barrel at the end of 2022 to $71.7 at the end of 2023, which drove down national gasoline prices. Shelter inflation has been stubbornly high but should start to abate, given rising vacancy rates, ample housing supply, and reduced rental costs. In addition, global supply chains have normalized, and the labor market has cooled despite the low unemployment rate. It is widely expected that disinflation will continue into 2024, therefore, inflation readings will soften further and likely approach the Fed’s long-term target. The substantial progress in controlling inflation will enable the Fed to shift monetary policy from tightening to neutral or easing. As stated in their most recent dot plot, the Fed projected three 25 bp rate cuts in 2024, and more in the following two years. Historically, such monetary policy pivots without an imminent economic recession have been beneficial tailwinds to capital market returns for both equities and bonds.
Political uncertainty and policy implications from U.S. elections – Since the end of World War II, the S&P 500 Index has never posted negative total returns in election years when the incumbent U.S. president was seeking re-election. The average returns in such election years were above the long-term average of all calendar years. However, as one of the more unique presidential elections in recent history, this presidential race may bring uncertainty and possible disruptions to the capital markets. Furthermore, there could be diverging and profound implications from the elections on fiscal, health care, industrial, trade, energy, and other policies. These policy implications may benefit or disadvantage different market participants within various sectors and industries.
Crosscurrents of cyclical dynamics and secular trends – There are many other cyclical dynamics and possible risks on the horizon. Personal consumption, the largest component of U.S. GDP, remained resilient. But consumer spending has been softening, as the excess savings from the pandemic era have been drawn down and nearing depletion. After the strong nonfarm payroll growth every month since the beginning of 2021, total U.S. job openings have decreased considerably in 2023, and the unemployment rate may tick up from current low levels. Monetary policy, including the ending of Fed tightening, tends to have long and variable lagging effects on the U.S. economy. The lagged effects are finally taking hold, and the U.S. economy is expected to grow at a slower rate in 2024, according to the Fed. These dynamics, and the Fed’s shifting policy stance, are driving interest rates down and spurring equity and bond market rallies. On the other hand, there are certain counteracting secular trends. With great power competitions and geopolitical tensions, coupled with the ongoing deglobalization, fragmentations across supply chains, economies, and markets worldwide will increase. Regardless of the election outcomes, it is likely that the large federal government budget deficit will continue, if not be exacerbated, adding to burgeoning national debt and interest payment burdens in the years and decades to come. These secular trends may give rise to inflationary pressures and have long-term impacts and repercussions that are yet to fully manifest. In the foreseeable future, very few expect to see a near-zero ultra-low interest rate environment again, like the one witnessed in the previous decade.
As a post-rate hike new market cycle commences, the above macroeconomic themes and trends could lead to broader return dispersions, better potential for alpha generation from active investing, and more opportunities for less efficient asset classes and markets, especially private markets that may go mainstream in the next decade. As such, it is important to evaluate the risks in your portfolio with your financial advisor to ensure you stay invested and properly diversified based on your time horizon, financial goals, and risk tolerance. We are continuing to enhance our LVIP funds to provide a more robust and cost-effective universe of actively managed, rules-based, and passive investment options across major asset classes, including equity, fixed income, and multi-asset, that can help you achieve your unique objectives.
We hope you find the materials included in this annual report helpful as you evaluate your investments with us. Thank you for your continued trust in Lincoln Financial Group, and we wish you a healthy and prosperous 2024.
Sincerely,

Jayson R. Bronchetti, CFA, CAIA
President, Lincoln Variable Insurance Products Trust

LVIP JPMorgan Mid Cap Value Fund
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of the fiscal year as an exhibit to its reports on Form N-PORT. The Trust’s Form N-PORT reports are available without charge on the Commission’s website at http://www.sec.gov. You may also request a copy by calling 1-800-4LINCOLN (454-6265). For a free copy of the Fund's proxy voting procedures and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, please call 1-800-4LINCOLN (454-6265) or visit the Securities and Exchange Commission’s website at http://www.sec.gov.

LVIP JPMorgan Mid Cap Value Fund
2023 Annual Report Commentary (unaudited)
Advised by: Lincoln Financial Investments Corporation
Subadvised by: J.P. Morgan Investment Management Inc.
The Fund returned 10.91% (Standard Class shares with distributions reinvested) for the year ended December 31, 2023, while its benchmark, the Russell Mid Cap® Value Index1, returned 12.71%.
The S&P 500® Index2 ended 2023 strong, for the year. Information technology and communication services were the best performing sectors. Utilities and energy were the only sectors which closed the year in the red.
The U.S. equity markets ended the year strong despite witnessing the second largest bank failure in the history of the United States. The U.S. Federal Reserve hiked the Fed target rate to 5.25%-5.50%, the highest level in more than 22 years to curb record high inflation. The Consumer Price Index peaked at 6.4% in January 2023, and trended downwards to 3.1% in November 2023. Meanwhile, third quarter Gross Domestic Product (GDP) was a bright spot, with GDP rising at 4.9% annualized; the increase was primarily driven by an increase in consumer spending and inventory investment. The labor market experienced some weakness as the unemployment rate went up from 3.4% in January 2023 to 3.7% in November 2023. Business spending held up better than expected despite tighter lending standards, supported by increased spending on intellectual property with greater emphasis on building and integrating artificial intelligence capabilities. Finally, earnings forecasts for 2024 witnessed an uptick towards the end of the year as recession fears subsided.
Large cap stocks as represented by the S&P 500® Index outperformed the small cap Russell 2000® Index3. Value underperformed growth by a massive margin.
This was a historically difficult year for value as a style. Over the last 25 years, only two calendar years were more challenging relative to growth: 1999 and 2020. Mid cap value did well to outperform the Russell Mid Cap® Value Index. From a stock selection standpoint, information technology and communication services contributed to performance, whereas, stock selection in consumer discretionary and underweight to industrials sectors detracted. We believe that superior breadth will favor our style moving forward and we see plenty of opportunities for alpha generation.
Technology stock selection was notably strong thanks to Jabil (JBL), an electronic manufacturing services company. The market rewarded management’s decision to divest a Chinese manufacturing business for ~$2.2 billion, which (1) removes client concentration risk with Apple (2) simplifies the business structure (3) provides a floor to the stock price given management’s aggressive plan to reduce the share count.
Newell Rubbermaid (NWL) served as a top detractor in the consumer discretionary sector. Revenue trends were challenged throughout the year, with management citing inflationary pressures in combination with the normalization of the stay-at-home benefit unwinding. An undemanding valuation and the potential benefits of NWL’s productivity projects keeps the Fund invested. However, a short leash on the position will be maintained until more conviction in their ability to execute on restructuring plans is gained.
Portfolio Managers:
J.P. Morgan Investment Management Inc.:
 Jonathan K.L.Simon
Lawrence Playford
The views expressed represent the Manager’s assessment of the Fund and market environment as of the most recent quarter end and should not be considered a recommendation to buy, hold, or sell any security, and should not be relied on as research or investment advice.
Growth of $10,000 invested 12/31/13 through 12/31/23

LVIP JPMorgan Mid Cap Value Fund - Standard Class
Russell Mid Cap® Value Index
$39,000
$34,000
$29,000
$24,000
$19,000
$14,000
$9,000
12/31/13
12/31/23
$22,121
$21,698

This chart illustrates, hypothetically, that $10,000 was invested in LVIP JPMorgan Mid Cap Value Fund Standard Class shares on 12/31/13. Performance of the Service Class shares would be lower than Standard Class shares as a result of higher expenses. As the chart shows, by 12/31/23, the value of the investment at net asset value, with any dividends and distributions reinvested, would have increased to $21,698. For comparison, look at how the Russell Mid Cap® Value Index did over the same period. The same $10,000 investment would have increased to $22,121. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period shown. Performance would have been lower had the expense waiver not been in effect. The performance information does not include insurance company separate account fees and variable annuity or variable life contract charges and if these fees and charges were included, then performance would have been lower.
Average annual total returns on investment	Ended 12/31/23
Standard Class Shares
One Year	+ 10.91%
Five Years	+ 10.98%
Ten Years	+ 8.05%
Service Class Shares
Inception (5/1/23)	+ 11.09%
1. The Russell Mid Cap® Value Index is an unmanaged index which measures the performance of those Russell Midcap companies with lower price-to-book ratios and lower forecasted growth values. Investors cannot invest directly in an index.
2. The S&P 500® Index is a broad based measurement of changes in stock market conditions based on average performance of 500 widely held U.S. common stocks.
3. The Russell 2000® Index measures the performance of the 2,000 smallest companies in the Russell 3000® Index which represents approximately 8% of the market capitalization of the Russell 3000® Index.
LVIP JPMorgan Mid Cap Value Fund-1

LVIP JPMorgan Mid Cap Value Fund
Disclosure
OF FUND EXPENSES (unaudited)
For the Period July 1, 2023 to December 31, 2023
The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”)Lincoln Life & Annuity Company of New York (“LNY”) and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts. Insurance company separate account beneficial owners incur ongoing costs such as the separate account’s cost of owning shares of the Fund. The ongoing Fund costs incurred by beneficial owners are included in the Expense Analysis table. The Expense Analysis table does not include other costs incurred by beneficial owners, such as insurance company separate account fees and variable annuity or variable life contract charges.
As a Fund shareholder, you incur ongoing costs, including management fees; distribution and/or service (“12b-1”) fees; and other Fund expenses. Shareholders of other funds may also incur transaction costs, including sales charges (loads) on purchase payments, reinvested dividends or other distributions, redemption fees, and exchange fees. This Expense Analysis is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.
The Expense Analysis is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2023 to December 31, 2023.
Actual Expenses
The first section of the table, “Actual”, provides information about actual account values and actual expenses. You may use the information in this section of the table, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.
Hypothetical Example for Comparison Purposes
The second section of the table, “Hypothetical”, provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses cannot be used to estimate the actual ending account balance or expenses you paid for the period. You can use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.
Please note that the expenses shown in the table are meant to highlight your ongoing costs only. The Fund does not charge transaction fees, such as sales charges (loads), redemption fees, or exchange fees. Therefore, the second section of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. The Fund’s expenses shown in the table reflect fee waivers and expense reimbursements in effect.
Expense Analysis of an Investment of $1,000
	Beginning Account Value 7/1/23	Ending Account Value 12/31/23	Annualized Expense Ratio	Expenses Paid During Period 7/1/23 to 12/31/23*
Actual
Standard Class Shares	$1,000.00	$1,068.30	0.72%	$3.75
Service Class Shares	1,000.00	1,067.00	0.99%	1.79
Hypothetical (5% return before expenses)
Standard Class Shares	$1,000.00	$1,021.60	0.72%	$3.67
Service Class Shares	1,000.00	1,011.10	0.99%	5.02

*	"Expenses Paid During Period" are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).
LVIP JPMorgan Mid Cap Value Fund-2

LVIP JPMorgan Mid Cap Value Fund
Security Type/Sector Allocation and Top 10 Equity Holdings
(unaudited)
As of December 31, 2023
Sector designations may be different than the sector designations presented in other Fund materials.
Security Type/Sector	Percentage of Net Assets
Common Stock	97.73%
Banks	6.60%
Beverages	1.56%
Building Products	2.52%
Capital Markets	5.39%
Chemicals	1.79%
Communications Equipment	0.75%
Construction Materials	1.59%
Consumer Finance	0.76%
Containers & Packaging	2.95%
Distributors	1.85%
Diversified Financial Services	2.03%
Electric Utilities	3.50%
Electrical Equipment	4.18%
Electronic Equipment, Instruments & Components	4.59%
Entertainment	1.11%
Equity Real Estate Investment Trusts	0.69%
Food & Staples Retailing	1.79%
Food Products	0.65%
Gas Utilities	0.82%
Health Care Equipment & Supplies	1.51%
Health Care Providers & Services	5.16%
Health Care REITs	0.45%
Hotel & Resort REITs	0.44%
Hotels, Restaurants & Leisure	1.93%
Household Durables	1.24%
Household Products	0.50%
Industrial REITs	0.57%
Insurance	6.11%
Interactive Media & Services	0.90%
IT Services	1.12%
Machinery	8.87%
Media	0.90%
Metals & Mining	0.41%
Multi-Utilities	3.07%
Office REITs	0.67%
Oil, Gas & Consumable Fuels	3.58%
Pharmaceuticals	0.81%
Real Estate Management & Development	0.84%
Residential REITs	3.21%
Retail REITs	2.40%
Semiconductors & Semiconductor Equipment	0.90%
Specialized REITs	1.99%
Specialty Retail	2.64%
Textiles, Apparel & Luxury Goods	2.39%
Security Type/Sector	Percentage of Net Assets
Money Market Fund	2.01%
Total Investments	99.74%
Receivables and Other Assets Net of Liabilities	0.26%
Total Net Assets	100.00%
Holdings are for informational purposes only and are subject to change at any time. They are not a recommendation to buy, sell, or hold any security.
Top 10 Equity Holdings	Percentage of Net Assets
Ameriprise Financial, Inc.	1.94%
Loews Corp.	1.91%
Cencora, Inc.	1.65%
Snap-on, Inc.	1.64%
Hubbell, Inc.	1.62%
ITT, Inc.	1.59%
Martin Marietta Materials, Inc.	1.59%
CMS Energy Corp.	1.57%
M&T Bank Corp.	1.53%
Lincoln Electric Holdings, Inc.	1.52%
Total	16.56%

IT–Information Technology
REIT–Real Estate Investment Trust
LVIP JPMorgan Mid Cap Value Fund-3

LVIP JPMorgan Mid Cap Value Fund
Statement of Net Assets
December 31, 2023

	Number of Shares	Value (U.S. $)
COMMON STOCK–97.73%
Banks–6.60%
Fifth Third Bancorp	101,330	$3,494,872
First Citizens BancShares, Inc. Class A	2,203	3,125,991
Huntington Bancshares, Inc.	291,129	3,703,161
M&T Bank Corp.	31,204	4,277,444
Regions Financial Corp.	198,045	3,838,112
		18,439,580
Beverages–1.56%
Constellation Brands, Inc. Class A	8,320	2,011,360
Keurig Dr Pepper, Inc.	70,157	2,337,631
		4,348,991
Building Products–2.52%
Carlisle Cos., Inc.	10,412	3,253,021
Fortune Brands Innovations, Inc.	49,832	3,794,209
		7,047,230
Capital Markets–5.39%
Ameriprise Financial, Inc.	14,285	5,425,872
Northern Trust Corp.	24,425	2,060,981
Raymond James Financial, Inc.	35,992	4,013,108
State Street Corp.	45,822	3,549,372
		15,049,333
Chemicals–1.79%
Celanese Corp.	7,574	1,176,772
RPM International, Inc.	34,141	3,811,160
		4,987,932
Communications Equipment–0.75%
Motorola Solutions, Inc.	6,726	2,105,843
		2,105,843
Construction Materials–1.59%
Martin Marietta Materials, Inc.	8,886	4,433,314
		4,433,314
Consumer Finance–0.76%
Discover Financial Services	18,951	2,130,092
		2,130,092
Containers & Packaging–2.95%
Ball Corp.	33,356	1,918,637
Packaging Corp. of America	21,062	3,431,211
Silgan Holdings, Inc.	63,689	2,881,927
		8,231,775
Distributors–1.85%
Genuine Parts Co.	13,401	1,856,039
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Distributors (continued)
LKQ Corp.	69,094	$3,302,002
		5,158,041
Diversified Financial Services–2.03%
Fidelity National Information Services, Inc.	18,190	1,092,673
MGIC Investment Corp.	140,602	2,712,213
Voya Financial, Inc.	25,740	1,877,990
		5,682,876
Electric Utilities–3.50%
Edison International	32,331	2,311,343
PG&E Corp.	231,080	4,166,373
Xcel Energy, Inc.	53,542	3,314,785
		9,792,501
Electrical Equipment–4.18%
Acuity Brands, Inc.	14,929	3,057,907
AMETEK, Inc.	24,848	4,097,187
Hubbell, Inc.	13,740	4,519,498
		11,674,592
Electronic Equipment, Instruments & Components–4.59%
Amphenol Corp. Class A	29,620	2,936,231
CDW Corp.	11,960	2,718,747
Jabil, Inc.	6,954	885,940
†Teledyne Technologies, Inc.	8,687	3,876,921
†Zebra Technologies Corp. Class A	8,833	2,414,324
		12,832,163
Entertainment–1.11%
†Liberty Media Corp.-Liberty Live Class C	25,973	971,131
†Take-Two Interactive Software, Inc.	13,257	2,133,714
		3,104,845
Equity Real Estate Investment Trusts–0.69%
WP Carey, Inc.	29,822	1,932,764
		1,932,764
Food & Staples Retailing–1.79%
Kroger Co.	43,549	1,990,625
†U.S. Foods Holding Corp.	66,300	3,010,683
		5,001,308
Food Products–0.65%
†Post Holdings, Inc.	20,656	1,818,967
		1,818,967
Gas Utilities–0.82%
National Fuel Gas Co.	45,741	2,294,826
		2,294,826
LVIP JPMorgan Mid Cap Value Fund-4

LVIP JPMorgan Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Health Care Equipment & Supplies–1.51%
†Globus Medical, Inc. Class A	27,197	$1,449,328
Zimmer Biomet Holdings, Inc.	22,690	2,761,373
		4,210,701
Health Care Providers & Services–5.16%
Cencora, Inc.	22,500	4,621,050
†Henry Schein, Inc.	49,095	3,716,982
Laboratory Corp. of America Holdings	11,927	2,710,888
Quest Diagnostics, Inc.	15,302	2,109,840
Universal Health Services, Inc. Class B	8,320	1,268,301
		14,427,061
Health Care REITs–0.45%
Ventas, Inc.	25,153	1,253,626
		1,253,626
Hotel & Resort REITs–0.44%
Host Hotels & Resorts, Inc.	63,812	1,242,420
		1,242,420
Hotels, Restaurants & Leisure–1.93%
Darden Restaurants, Inc.	14,391	2,364,441
†Expedia Group, Inc.	20,027	3,039,899
		5,404,340
Household Durables–1.24%
†Mohawk Industries, Inc.	22,008	2,277,828
Newell Brands, Inc.	136,517	1,184,968
		3,462,796
Household Products–0.50%
Energizer Holdings, Inc.	44,311	1,403,772
		1,403,772
Industrial REITs–0.57%
Rexford Industrial Realty, Inc.	28,346	1,590,211
		1,590,211
Insurance–6.11%
†Arch Capital Group Ltd.	52,032	3,864,417
Globe Life, Inc.	16,290	1,982,819
Hartford Financial Services Group, Inc.	40,370	3,244,940
Loews Corp.	76,682	5,336,300
W R Berkley Corp.	37,176	2,629,087
		17,057,563
Interactive Media & Services–0.90%
†IAC, Inc.	48,223	2,525,921
		2,525,921
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
IT Services–1.12%
†GoDaddy, Inc. Class A	29,514	$3,133,206
		3,133,206
Machinery–8.87%
Dover Corp.	20,616	3,170,947
IDEX Corp.	11,991	2,603,366
ITT, Inc.	37,157	4,433,573
Lincoln Electric Holdings, Inc.	19,473	4,234,599
†Middleby Corp.	22,859	3,364,159
Snap-on, Inc.	15,829	4,572,048
Timken Co.	29,991	2,403,779
		24,782,471
Media–0.90%
†Liberty Media Corp.-Liberty SiriusXM Class C	87,380	2,514,796
		2,514,796
Metals & Mining–0.41%
Freeport-McMoRan, Inc.	26,634	1,133,809
		1,133,809
Multi-Utilities–3.07%
CMS Energy Corp.	75,361	4,376,213
WEC Energy Group, Inc.	49,896	4,199,747
		8,575,960
Office REITs–0.67%
Boston Properties, Inc.	26,860	1,884,766
		1,884,766
Oil, Gas & Consumable Fuels–3.58%
Coterra Energy, Inc.	95,092	2,426,748
Diamondback Energy, Inc.	22,417	3,476,428
Williams Cos., Inc.	117,840	4,104,367
		10,007,543
Pharmaceuticals–0.81%
†Jazz Pharmaceuticals PLC	18,297	2,250,531
		2,250,531
Real Estate Management & Development–0.84%
†CBRE Group, Inc. Class A	25,359	2,360,669
		2,360,669
Residential REITs–3.21%
American Homes 4 Rent Class A	67,280	2,419,389
AvalonBay Communities, Inc.	11,024	2,063,913
Essex Property Trust, Inc.	5,537	1,372,844
Mid-America Apartment Communities, Inc.	11,403	1,533,247
Sun Communities, Inc.	11,724	1,566,913
		8,956,306
LVIP JPMorgan Mid Cap Value Fund-5

LVIP JPMorgan Mid Cap Value Fund
Statement of Net Assets (continued)
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Retail REITs–2.40%
Brixmor Property Group, Inc.	47,198	$1,098,298
Federal Realty Investment Trust	12,666	1,305,231
Kimco Realty Corp.	103,096	2,196,976
Regency Centers Corp.	31,244	2,093,348
		6,693,853
Semiconductors & Semiconductor Equipment–0.90%
Microchip Technology, Inc.	27,790	2,506,102
		2,506,102
Specialized REITs–1.99%
Rayonier, Inc.	76,802	2,565,955
Weyerhaeuser Co.	85,884	2,986,187
		5,552,142
Specialty Retail–2.64%
†AutoZone, Inc.	1,202	3,107,903
Bath & Body Works, Inc.	54,212	2,339,790
Best Buy Co., Inc.	24,576	1,923,809
		7,371,502
	Number of Shares	Value (U.S. $)
COMMON STOCK (continued)
Textiles, Apparel & Luxury Goods–2.39%
Carter's, Inc.	34,410	$2,576,965
Ralph Lauren Corp.	15,820	2,281,244
Tapestry, Inc.	49,782	1,832,475
		6,690,684
Total Common Stock (Cost $154,754,048)		273,059,724

MONEY MARKET FUND–2.01%
State Street Institutional U.S. Government Money Market Fund -Premier Class (seven-day effective yield 5.32%)	5,607,493	5,607,493
Total Money Market Fund (Cost $5,607,493)		5,607,493

TOTAL INVESTMENTS–99.74% (Cost $160,361,541)	278,667,217
★RECEIVABLES AND OTHER ASSETS NET OF LIABILITIES–0.26%	724,932
NET ASSETS APPLICABLE TO 27,465,471 SHARES OUTSTANDING–100.00%	$279,392,149
NET ASSET VALUE PER SHARE–LVIP JPMORGAN MID CAP VALUE FUND STANDARD CLASS ($275,063,913 / 27,039,437 Shares)	$10.173
NET ASSET VALUE PER SHARE–LVIP JPMORGAN MID CAP VALUE FUND SERVICE CLASS ($4,328,236 / 426,034 Shares)	$10.159
COMPONENTS OF NET ASSETS AT DECEMBER 31, 2023:
Shares of beneficial interest (unlimited authorization–no par)	$117,738,171
Distributable earnings/(accumulated loss)	161,653,978
TOTAL NET ASSETS	$279,392,149

†Non-income producing.

★Includes $105,210 payable for fund shares redeemed, $6,894 other accrued expenses payable, $158,543 due to manager and affiliates,
$27,000 payable for audit fee and $15,202 payable for fund accounting fee as of December 31, 2023.

Summary of Abbreviations:
IT–Information Technology
REIT–Real Estate Investment Trust
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Mid Cap Value Fund-6

LVIP JPMorgan Mid Cap Value Fund
Statement of Operations
Year Ended December 31, 2023
INVESTMENT INCOME:
Dividends from unaffiliated investments	$7,748,235
Dividends from affiliated investments	109,877
Income from securities lending, net	7
7,858,119
EXPENSES:
Management fees	2,452,353
Shareholder servicing fees	176,916
Professional fees	58,472
Accounting and administration expenses	53,987
Trustees’ fees and expenses	15,614
Custodian fees	14,565
Reports and statements to shareholders	6,008
Distribution fees-Service Class	2,197
Pricing fees	878
Consulting fees	189
Other	29,458
2,810,637
Less:
Management fees waived	(5,311)
Total operating expenses	2,805,326
NET INVESTMENT INCOME	5,052,793
NET REALIZED AND UNREALIZED GAIN (LOSS):
Net realized gain on investments	46,768,050
Net change in unrealized appreciation (depreciation) of investments	(20,740,429)
NET REALIZED AND UNREALIZED GAIN	26,027,621
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$31,080,414
See accompanying notes, which are an integral part of the financial statements.

LVIP JPMorgan Mid Cap Value Fund
Statements of Changes in Net Assets
	Year Ended
	12/31/23	12/31/22
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS:
Net investment income	$5,052,793	$5,607,000
Net realized gain	46,768,050	36,740,000
Net change in unrealized appreciation (depreciation)	(20,740,429)	(84,881,000)
Net increase (decrease) in net assets resulting from operations	31,080,414	(42,534,000)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS FROM:
Distributable earnings:
Standard Class	(48,999,686)	(72,315,000)
Service Class	(64,253)	—
	(49,063,939)	(72,315,000)
CAPITAL SHARE TRANSACTIONS:
Proceeds from shares sold:
Standard Class	30,568,085	85,650,000
Service Class	4,328,113	—
Reinvestment of dividends and distributions:
Standard Class	48,999,686	72,315,000
Service Class	64,253	—
	83,960,137	157,965,000
Cost of shares redeemed:
Standard Class	(234,450,480)	(123,984,000)
Service Class	(303,983)	—
	(234,754,463)	(123,984,000)
Increase (decrease) in net assets derived from capital share transactions	(150,794,326)	33,981,000
NET DECREASE IN NET ASSETS	(168,777,851)	(80,868,000)
NET ASSETS:
Beginning of year	448,170,000	529,038,000
End of year	$279,392,149	$448,170,000
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Mid Cap Value Fund-7

LVIP JPMorgan Mid Cap Value Fund
Financial Highlights
Selected data for each share of the Fund outstanding throughout each period were as follows:
	LVIP JPMorgan Mid Cap Value Fund Standard Class
	Year Ended
	12/31/23[1]	12/31/22[1]	12/31/21[1]	12/31/20[1]	12/31/19[1]
Net asset value, beginning of period	$10.430	$13.34	$10.89	$11.81	$10.16
Income (loss) from investment operations:
Net investment income[2]	0.133	0.13	0.11	0.12	0.15
Net realized and unrealized gain (loss)	0.852	(1.14)	3.11	(0.28)	2.47
Total from investment operations	0.985	(1.01)	3.22	(0.16)	2.62
Less dividends and distributions from:
Net investment income	(0.320)	(0.12)	(0.12)	(0.15)	(0.19)
Net realized gain	(0.922)	(1.78)	(0.65)	(0.61)	(0.78)
Total dividends and distributions	(1.242)	(1.90)	(0.77)	(0.76)	(0.97)
Net asset value, end of period	$10.173	$10.43	$13.34	$10.89	$11.81
Total return[3]	10.91%	(8.16% )	29.88%	0.37%	26.76%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$275,064	$448,170	$529,038	$447,529	$494,297
Ratio of expenses to average net assets[4]	0.74%	0.77%	0.76%	0.76%	0.76%
Ratio of expenses to average net assets prior to expenses waived/reimbursed	0.74%	0.77%	0.76%	0.77%	0.77%
Ratio of net investment income to average net assets	1.34%	1.19%	0.86%	1.20%	1.31%
Ratio of net investment income to average net assets prior to expenses waived/reimbursed	1.34%	1.19%	0.86%	1.19%	1.30%
Portfolio turnover	14%	22%	22%	20%	10%

[1]
The Fund adopted the accounting and performance history of the JPMorgan Insurance Trust Mid Cap Value Portfolio, a former portfolio of JPMorgan Insurance Trust, as the result of a reorganization on May 1, 2023. Pre-inception information is that of the JPMorgan Insurance Trust Mid Cap Value Portfolio.

[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

[4]	Includes earnings credits and interest expense, if applicable, each of which is less than 0.005% unless otherwise noted.
See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Mid Cap Value Fund-8

LVIP JPMorgan Mid Cap Value Fund
Financial Highlights (continued)
Selected data for each share of the Fund outstanding throughout each period were as follows:
LVIP JPMorgan Mid Cap Value Fund Service Class
5/1/23[1] to
12/31/23
Net asset value, beginning of period	$9.310
Income from investment operations:
Net investment income[2]	0.070
Net realized and unrealized gain	0.959
Total from investment operations	1.029
Less dividends and distributions from:
Net investment income	(0.180)
Total dividends and distributions	(0.180)
Net asset value, end of period	$10.159
Total return[3]	11.09%
Ratios and supplemental data:
Net assets, end of period (000 omitted)	$4,328
Ratio of expenses to average net assets	0.99%
Ratio of net investment income (loss) to average net assets	1.09%
Portfolio turnover	14%

[1]	Date of commencement of operations of Service Class; ratios have been annualized and portfolio turnover and total return have not been annualized.
[2]	The average shares outstanding method has been applied for per share information.
[3]
Total return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total return reflects waivers/reimbursements by the manager. Performance would have been lower had the waivers/reimbursements not been in effect. Total return does not include fees, charges, or expenses imposed by the variable annuity and life insurance contracts for which the Fund serves as an underlying investment vehicle. If total return had taken these into account, performance would have been lower.

See accompanying notes, which are an integral part of the financial statements.
LVIP JPMorgan Mid Cap Value Fund-9

LVIP JPMorgan Mid Cap Value Fund
Notes to Financial Statements
December 31, 2023
Lincoln Variable Insurance Products Trust (“LVIP” or the “Trust”) is a Delaware statutory trust. The Trust consists of 114 series, each of which is treated as a separate entity for certain matters under the Investment Company Act of 1940 (the “1940 Act”) and for other purposes. A shareholder of one series is not deemed to be a shareholder of any other series. These financial statements and the related notes pertain to the LVIP JPMorgan Mid Cap Value Fund (the “Fund”). The financial statements of the Trust’s other series are included in separate reports to their shareholders. The Trust is an open-end investment company. The Fund is a  management investment company registered under the 1940 Act. The Fund sells its shares directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and Lincoln Life & Annuity Company of New York (“LNY”), and to unaffiliated insurance companies. Lincoln Life and LNY hold the Fund’s shares in separate accounts that support various variable annuity contracts and variable life insurance contracts.
The Fund adopted the accounting and performance history of the LVIP JPMorgan Mid Cap Value Fund, a former portfolio of JPMorgan Insurance Trust, (the “Predecessor Fund”) as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund on May 1, 2023. The Fund commenced on May 1, 2023. Pre-inception information for Standard Class shares shown is that of the Predecessor Fund’s Standard Class shares. The Fund and the Predecessor Fund had substantially similar investment goals and strategies.
The Fund’s investment objective is to seek capital appreciation with the secondary goal of achieving current income by investing primarily in equity securities.
1. Significant Accounting Policies
The Fund is considered an investment company under U.S. generally accepted accounting principles (“U.S. GAAP”) and follows the accounting and reporting guidelines for investment companies. The following accounting policies are consistently followed by the Fund in the preparation of its financial statements in conformity with U.S. GAAP including, but not limited to, Financial Accounting Standards Board ("FASB") Accounting Standards Codification ("ASC"), Topic 946, "Financial Services- Investment Companies".
Security Valuation–Domestic equity securities, except those traded on The Nasdaq Stock Market LLC (“Nasdaq”), are valued at the last quoted sales price as of the time of the regular close of the exchange on which they are traded on the valuation date. Equity securities traded on Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sale price. If on a particular day an equity security does not trade, then the mean between the bid and ask prices is used, which approximates fair value.   Securities listed on a foreign exchange are valued at the official close price on the foreign stock exchange on which the security is primarily traded, if available. Foreign equity securities for which an official close price is not available are valued at the last quoted sales price on the valuation date.   Open-end investment companies are valued at their closing net asset value (“NAV”).   Investments in government money market funds have a stable NAV.   Other investments for which market quotations are not reliable or readily available are generally valued at fair value by the Fund's Fair Valuation Committee as determined in good faith under policies adopted by the Fund’s Board of Trustees (the “Board”). The Valuation Committee was established by Lincoln Financial Investments Corporation ("LFI") (formerly, Lincoln Investment Advisors Corporation ("LIAC")), the Board designated "valuation designee", to perform fair valuations pursuant to SEC Rule 2a-5. In determining whether market quotations are reliable or readily available, various factors are taken into consideration, such as sub-adviser recommendations, market closures or trends, political events, the nature of and duration of any restrictions on disposition, halt or suspension of trading in a security, stale pricing where the unchanged price is no longer reflective of current market value, or out of tolerance pricing defined as when the daily price of the security varies by more than established tolerance guidelines from the price applied on the prior business day, as applicable.
Federal Income Taxes–No provision for federal income taxes has been made because the Fund intends to continue to qualify for federal income tax purposes as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986 and to make the requisite distributions to shareholders. The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are “more-likely-than-not” to be sustained by the applicable tax authority. Tax positions deemed not to meet the more-likely-than-not threshold are recorded as a tax expense in the current year. Management has analyzed the tax positions taken or to be taken on the Fund's federal income tax returns through the year ended December 31, 2023 and for all open tax years (years ended December 31, 2020-December 31, 2022), and has concluded that no provision for federal income tax is required in the Fund's financial statements. If applicable, the Fund recognizes interest accrued on unrecognized tax benefits in interest expense and penalties in other expenses on the Statement of Operations. During the year ended December 31, 2023, the Fund did not incur any interest or tax penalties.
Class Accounting–Investment income, common expenses, and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.
Use of Estimates–The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the fair value of investments, the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and the differences could be material.
LVIP JPMorgan Mid Cap Value Fund-10

LVIP JPMorgan Mid Cap Value Fund
Notes to Financial Statements (continued)
 1. Significant Accounting Policies (continued)
Other–Expenses common to all series of the Trust are allocated to each series based on their relative net assets. Expenses exclusive to a specific series of the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (i.e., the trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold.   Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis.   Taxable non-cash dividends are recorded as dividend income.   Distributions received from investments in Real Estate Investment Trusts (“REITs”) are recorded as dividend income on the ex-dividend date, subject to reclassification upon notice of the character of such distributions by the issuer or management estimate.   The Fund declares and distributes dividends from net investment income, if any, semi-annually.   Distributions from net realized gains, if any, are declared and distributed at least annually. Dividends and distributions, if any, are recorded on the ex-dividend date.
Subject to seeking best execution, the Fund may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commissions to the Fund in cash. Commission rebates are included in “Net realized gain (loss) from investments” on the Statement of Operations and totaled $353 for the year ended December 31, 2023. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement of the transaction, and other factors affecting the overall benefit obtained by the Fund on the transaction.
2. Management Fees and Other Transactions With Affiliates
LFI is a registered investment adviser and wholly owned subsidiary of Lincoln Life, a wholly owned subsidiary of Lincoln National Corporation. LFI is responsible for overall management of the Fund's investment portfolio, including monitoring of the Fund's investment sub-adviser, and providing certain administrative services to the Fund.   For its services, effective May 1, 2023, LFI receives a management fee at an annual rate of 0.65% of the Fund's average daily net assets.   The management fee is calculated daily and paid monthly.   Prior to May 1, 2023, management fees were paid by the Predecessor Fund to J.P. Morgan Investment Management Inc. (“JPMIM”), in the amount of $953,844.
Effective May 1, 2023, LFI has contractually agreed to reimburse the Fund to the extent that the Fund's annual operating expenses (excluding Underlying Fund fees and expenses) exceed 0.76% of the Fund’s average daily net assets for the Standard Class and 1.01% for the Service Class. The reimbursement is accrued daily and received monthly. The agreement will continue at least through April 30, 2025, and cannot be terminated before that date without the mutual agreement of the Board and LFI.
LFI retains the right to receive reimbursements of excess amounts waived or paid by LFI under the expense limitation agreement. The Fund has agreed to such reimbursements, for a period of three years after the occurrence of any waiver and/or reimbursement, provided that the Fund is able to effect such payments to LFI and remain in compliance with the operating expenses limitation in effect at the time the waiver or payment of excess amounts occurred and the operating expenses limitation in effect at the time such reimbursement is sought. As of December 31, 2023, no expense reimbursements were subject to recoupment.
Prior to May 1, 2023, JPMIM had contractually agreed to waive fees and/or reimburse the Predecessor Fund to the extent that total annual operating expenses of the Predecessor Fund (excluding acquired fund fees and expenses other than certain money market fund fees as described below, dividend and interest expenses related to short sales, interest, taxes, expenses related to litigation and potential litigation, expenses related to trustee elections and extraordinary expenses) exceeded 0.90% of the Predecessor Fund's average daily net assets.
Prior to May 1, 2023, JPMIM and JPMorgan Distribution Services, Inc. ("JPMDS") had contractually agreed to waive fees and/or reimburse expenses in an amount sufficient to offset the respective net fees each collects from one or more money market funds advised by the Predecessor Adviser ("affiliated money market fund") on the Predecessor Fund's investment in such affiliated money market fund, except for investments of securities lending cash collateral.
The amount of these waivers resulting from investments in these money market funds for the period ended April 30, 2023 was $5,311.
Prior to May 1, 2023, JPMIM voluntarily agreed to reimburse the Predecessor Fund for Trustee Fees paid to one of the Predecessor Fund's interested Trustees. The amount of this reimbursement was $546.
J.P. Morgan Investment Management, Inc. (“JPMorgan”) is responsible for managing the Fund’s investment portfolio. For these services, LFI, not the Fund, pays JPMorgan a fee based on the Fund’s average daily net assets.
Pursuant to an administration agreement with the Trust, Lincoln Life provides various administrative services necessary for the operation of the Fund. For these services, the Fund reimburses Lincoln Life for the cost of administrative and internal legal services, which is included in “Accounting and administration expenses” on the Statement of Operations. For the year ended December 31, 2023, costs for these administrative and legal services were as follows:
Administrative	$17,159
Legal	2,723
LVIP JPMorgan Mid Cap Value Fund-11

LVIP JPMorgan Mid Cap Value Fund
Notes to Financial Statements (continued)
 2. Management Fees and Other Transactions With Affiliates (continued)
Prior to May 1, 2023, the Predecessor Fund paid custody and accounting fees to JP Morgan Chase Bank, N.A. ("JPMCB") in the amount of $9,635 which are included in Custodian fees on the Statement of Operations.
Prior to May 1, 2023, J.P. Morgan Investment Management Inc. (“JPMIM”), an indirect, wholly-owned subsidiary of JPMorgan Chase & Co. (“JPMorgan”), provided certain administration services to the Predecessor Fund. For these services, JPMIM's fees were calculated daily and paid monthly at an annual rate of 0.075% of the first $10 billion of the Predecessor Fund's average daily net assets, plus 0.050% of the Predecessor Fund's average daily net assets between $10 billion and $20 billion, plus 0.025% of the Predecessor Fund's average daily net assets between $20 billion and $25 billion, plus 0.010% of the Predecessor Fund's average daily net assets in excess of $25 billion.
Lincoln Life also provides certain contract holder and additional corporate services to the Fund. The Fund pays Lincoln Life a fee for such services at an annual rate of 0.029% of the Fund's average daily net assets, calculated daily and paid monthly. The fee is included in “Shareholder servicing fees” on the Statement of Operations.
Lincoln Life also prints and mails Fund documents on behalf of the Fund. The cost of these services is included in “Reports and statements to shareholders” on the  Statement of Operations. The Fund reimburses Lincoln Life for the cost of these services, which amounted to $2 for the year ended December 31, 2023.
The Fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution and service fee (“12b-1 Fee”). Pursuant to its distribution and service plan, the Fund is authorized to pay, out of the assets of the Service Class shares an annual 12b-1 Fee at a rate not to exceed 0.35% of the average daily net assets of the Service Class shares, as compensation or reimbursement for services rendered and/or expenses borne. The Trust has entered into a distribution agreement with , Inc. (“LFD”), an affiliate of LFI. The 12b-1 Fee is 0.25% of the average daily net assets of the Service Class shares. The 12b-1 Fee can be adjusted only with the consent of the Board. The fee is calculated daily and paid monthly.
At December 31, 2023, the Fund had liabilities payable to affiliates as follows:
Management fees payable to LFI	$151,023
Distribution fees payable to LFD	782
Shareholder servicing fees payable to Lincoln Life	6,738
Certain officers and trustees of the Fund are also officers or directors of Lincoln Life and its affiliates and receive no compensation from the Fund. The Fund pays compensation to unaffiliated trustees.
Prior to May 1, 2023, the Predecessor Fund invested in Underlying Funds which were considered to be affiliates. The Underlying Fund's distributions were reinvested into the Underlying Funds. Reinvestment amounts are included in the purchases at cost amounts in the table below.
	Value 12/31/22	Purchases	Sales	Net Realized Gain (Loss)	Net Change in Unrealized Appreciation (Depreciation)	Value 12/31/23	Number of Shares 12/31/23	Dividends	Capital Gain Distributions
INVESTMENT COMPANIES-0.00%@
Money Market Funds-0.00%@
×JPMorgan U.S. Government Money Market Fund Class IM Shares	$—	$450,720	$450,720	$—	$—	$—	—	$7*	$—
×JPMorgan U.S. Government Money Market Fund Class Institutional Shares	10,078,401	17,431,307	27,509,708	—	—	—	—	109,877	—
Total	$10,078,401	$17,882,027	$27,960,428	$—	$—	$—		$109,884	$—

@ As a percentage of Net Assets as of December 31, 2023.
× Issuer is no longer an affiliate of the Fund at December 31, 2023.
* Amount is included on the Statement of Operations as Income from securities lending (net) (after payments of rebates and Citibank's fee).
3. Investments
For the year ended December 31, 2023, the Fund made purchases and sales of investment securities other than short-term investments as follows:
Purchases	$51,893,495
Sales	241,805,017
LVIP JPMorgan Mid Cap Value Fund-12

LVIP JPMorgan Mid Cap Value Fund
Notes to Financial Statements (continued)
 3. Investments (continued)
At December 31, 2023, the cost and unrealized appreciation (depreciation) of investments for federal income tax purposes were as follows:
Cost of investments	$163,168,709
Aggregate unrealized appreciation of investments	$119,950,198
Aggregate unrealized depreciation of investments	(4,451,690)
Net unrealized appreciation of investments	$115,498,508
U.S. GAAP defines fair value as the price that the Fund would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions. A three level hierarchy for fair value measurements has been established based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer broadly to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions that market participants would use in pricing the asset or liability developed based on the best information available under the circumstances. Each investment in its entirety is assigned a level based upon the observability of the inputs which are significant to the overall valuation.The three level hierarchy of inputs is summarized below.
Level 1–
inputs are quoted prices in active markets for identical investments (e.g., equity securities, open-end investment companies, futures contracts, options contracts)
Level 2–
other observable inputs (including, but not limited to: quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market-corroborated inputs) (e.g., debt securities, government securities, swap contracts, foreign currency exchange contracts, foreign securities utilizing international fair value pricing)
Level 3–
inputs are significant unobservable inputs (including the Fund's own assumptions used to determine the fair value of investments) (e.g., indicative quotes from brokers, fair valued securities)
The following table summarizes the valuation of the Fund's investments by fair value hierarchy levels as of December 31, 2023:
	Level 1	Level 2	Level 3	Total
Investments:
Assets:
Common Stock	$273,059,724	$—	$—	$273,059,724
Money Market Fund	5,607,493	—	—	5,607,493
Total Investments	$278,667,217	$—	$—	$278,667,217
There were no Level 3 investments at the beginning or end of the year.
4. Dividend and Distribution Information
Income and long-term capital gain distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.   This difference is primarily due to wash sales.   The fiscal year in which amounts are distributed may differ from the year in which the net investment income and net realized gains are recorded by the Fund for financial reporting purposes. The tax character of dividends and distributions paid during the years ended December 31, 2023 and 2022 were as follows:
	Year Ended
	12/31/23	12/31/22
Ordinary income*	$11,454,912	$11,587,000
Long-term capital gains	37,609,027	60,728,000
Total	$49,063,939	$72,315,000

*	Short-term gain distributions were treated as ordinary income for income tax purposes
LVIP JPMorgan Mid Cap Value Fund-13

LVIP JPMorgan Mid Cap Value Fund
Notes to Financial Statements (continued)
5. Components of Distributable Earnings on a Tax Basis
As of December 31, 2023, the components of distributable earnings on a tax basis were as follows:
Undistributed long-term capital gains	$46,167,638
Other temporary differences	(12,168)
Net unrealized appreciation	115,498,508
Distributable earnings/(accumulated loss)	$161,653,978
For financial reporting purposes, any permanent differences resulting from different book and tax treatment are reclassified between distributable earnings/(accumulated loss) and paid-in capital. Results of operations and net assets are not affected by these reclassifications. For the year ended December 31, 2023, the Fund recorded the following permanent reclassifications primarily related to tax treatment of adjustments to the prior period accumulated balances:
Distributable Earnings/(Accumulated Loss)	Paid-in capital
$2,106	$(2,106)
At December 31, 2023, the Fund had no capital loss carryforwards for federal income tax purposes.
6. Capital Shares
Transactions in capital shares were as follows:
	Year Ended
	12/31/23	12/31/22
Shares sold:
Standard Class	3,076,660	7,172,000
Service Class	451,622	—
Shares reinvested:
Standard Class	5,353,118	6,671,000
Service Class	6,450	—
	8,887,850	13,843,000
Shares redeemed:
Standard Class	(24,344,783)	(10,537,000)
Service Class	(32,038)	—
	(24,376,821)	(10,537,000)
Net increase	(15,488,971)	3,306,000
7. Securities Lending
Prior to May 1, 2023, the Predecessor Fund was authorized to engage in securities lending. Citibank N.A. (“Citibank”) served as lending agent for the Predecessor Fund. Cash collateral on securities loaned was invested in the Class IM Shares of the JPMorgan U.S. Government Money Market Fund. The Predecessor Fund retained the interest earned on cash collateral investments but was required to pay the borrower a rebate for the use of cash collateral.
The net income earned on the securities lending (after payment of rebates and Citibank's fee) is included on the Statement of Operations as Income from securities lending (net). The Predecessor Fund also received payments from the borrower during the period of the loan, equivalent to dividends and interest earned on the securities loaned, which were recorded as Dividend or Interest income, respectively on the Statement of Operations.
Prior to May 1, 2023, J.P. Morgan Investment Management Inc. (“JPMIM”), the Predecessor Adviser, voluntarily waived investment advisory fees charged to the Predecessor Fund associated with the Predecessor Fund's investment in the JPMorgan U.S. Government Money Market Fund in the amount of $1.
The above waiver was included in the determination of earnings on cash collateral investment and in the calculation of Citibank's compensation and is included on the Statement of Operations as income from securities lending (net).
As of May 1, 2023, the fund no longer participates in securities lending.
8. Line of Credit
Prior to May 1, 2023, the Predecessor Fund, along with certain other funds in the JPMorgan Insurance Trust ("Borrowers"), was a participant in  a joint syndicated senior unsecured revolving credit facility totaling $1.5 billion ("Credit Facility") with various lenders and the Bank of New York Mellon, as administrative  agent for the lenders.  This Credit Facility provided a source of funds to the Borrowers for temporary and emergency
LVIP JPMorgan Mid Cap Value Fund-14

LVIP JPMorgan Mid Cap Value Fund
Notes to Financial Statements (continued)
 8. Line of Credit (continued)
purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities.  The annual commitment fee to maintain the Credit Facility was 0.15% on the unused portion of the Credit Facility and was allocated to all participating portfolios pro rata based on their respective net assets. The Predecessor Fund did not utilize the Credit Facility during the period ending April 30, 2023.
9. Risk Factors
The Fund invests a significant portion of its assets in mid-sized companies and may be subject to certain risks associated with ownership of securities of such companies. Investments in mid-sized companies may be more volatile than investments in larger companies for a number of reasons, which include more limited financial resources, greater sensitivity to rising interest rates, or a dependence on narrow product lines.
The Fund invests in REITs and is subject to the risks associated with that industry. If the Fund acquires a direct interest in real estate as a result of defaults or receives rental income directly from real estate holdings, its tax status as a regulated investment company could be jeopardized. The Fund had no direct real estate holdings during the year ended December 31, 2023. The Fund's REIT holdings are also affected by interest rate changes, particularly if the REITs it holds use floating rate debt to finance their ongoing operations.
Natural or environmental disasters, such as earthquakes, fires, floods, hurricanes, tsunamis, and other severe weather-related phenomena generally, and widespread disease and illness, including pandemics and epidemics, have been and can be highly disruptive to economies and markets. They may adversely impact individual companies, sectors, industries, markets, currencies, interest and inflation rates, credit ratings, investor sentiment, and other factors affecting the value of the Fund's investments. For example, the novel coronavirus (COVID-19), which was first detected in 2019, has resulted in, among other things, stressors to healthcare service infrastructure, country border closings, business and school closings, and disruptions to supply chains and customer activity. Natural disaster/epidemic risk could have a significant adverse impact on the Fund's portfolio investments.
The Fund may invest in illiquid securities, which may include securities with contractual restrictions on resale, securities exempt from registration under Rule 144A of the Securities Act of 1933, as amended, and other securities which may not be readily marketable. The relative illiquidity of these securities may impair the Fund from disposing of them in a timely manner and at a fair price when it is necessary or desirable to do so. While maintaining oversight, the Fund's Board has delegated to LFI, the day-to-day functions of determining whether individual securities are illiquid for purposes of the Fund's limitation on investments in illiquid securities. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s limit on investments in illiquid securities.
10. Contractual Obligations
The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund's maximum exposure under these arrangements is unknown; however, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund's existing contracts and expects the risk of material loss to be remote.
11. Change in Independent Registered Public Accounting Firm
Effective, May 1, 2023, the Lincoln Variable Insurance Products Trust (the “Trust”), on behalf of LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (the “Funds”), each a series of the Trust, dismissed PricewaterhouseCoopers LLP (“PwC”) as the Funds' independent registered public accounting firm for the fiscal year ended December 31, 2023.  The dismissal of PwC is the result of, and effective as of the completion of, the acquisition by each Fund of a corresponding series of the JPMorgan Insurance Trust, in each of which transactions the JPMorgan Insurance Trust series is the accounting survivor, The Audit Committee of the Trust's Board of Trustees participated in and approved the decision to engage Tait, Weller and Baker LLP (“TW”) as the independent registered public accounting firm for the fiscal year ended December 31, 2023. The selection of TW does not reflect any disagreements with or dissatisfaction by either Trust or the relevant Board with the performance of the Funds' prior independent registered public accounting firm, PwC.
12. Recent Accounting Pronouncements
In June 2022, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update No. 2022-03 (“ASU 2022-03”), “Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions” (“Topic 820”). ASU 2022-03 clarifies the guidance in Topic 820, related to the measurement of the fair value of an equity security subject to contractual sale restrictions, where it eliminates the need to apply a discount to fair value of these securities, and introduces disclosure requirements related to such equity securities. The guidance is effective for fiscal years, and interim periods within those fiscal years, beginning after December 15, 2023, and allows for early adoption. Management has concluded that this guidance will not have a material impact on the Fund.
LVIP JPMorgan Mid Cap Value Fund-15

LVIP JPMorgan Mid Cap Value Fund
Notes to Financial Statements (continued)
13. Subsequent Events
Management has evaluated subsequent events for possible recognition or disclosure in the financial statements through the date the financial statements are issued. Management has determined that no material events or transactions occurred that would require recognition or disclosure in the Fund's financial statements.
LVIP JPMorgan Mid Cap Value Fund-16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
To the Board of Trustees of Lincoln Variable Insurance Products Trust and Shareholders of LVIP JPMorgan Mid Cap Value Fund
Opinion on the Financial Statements
We have audited the accompanying statement of net assets of LVIP JPMorgan Mid Cap Value Fund (the “Fund”), a series of Lincoln Variable Insurance Products Trust (the “Trust”), as of December 31, 2023, and the related statement of operations, the statement of changes in net assets and the financial highlights for the year then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2023, and the results of its operations, the changes in its net assets and its financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.
The statement of changes in net assets for the year ended December 31, 2022 and the financial highlights for each of the four years in the period ended December 31, 2022 were audited by other auditors, whose report dated February 15, 2023 expressed an unqualified opinion on those financial statements and financial highlights.
Basis for Opinion
These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the auditor of one or more of the funds in the Trust since 2022. We previously served as the auditor of one or more of the funds in the Trust for 2021.
We conducted our audit in accordance with the standards of the PCAOB.   Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of the Fund’s internal control over financial reporting. As part of our audit we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.
Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of Decemberr 31, 2023, by correspondence with the custodian. We believe that our audit provides a reasonable basis for our opinion.

Philadelphia, Pennsylvania
February 22, 2024
LVIP JPMorgan Mid Cap Value Fund–17

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited)
The Board of Trustees (“Board of Trustees” or the “Board”) oversees the management of the Funds and elects the Trust’s officers. The Trustees of the Trust (“Trustees”) have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Trust except those granted to the shareholders. The Trustees hold their position until their resignation, retirement, or their successors are elected and qualified. The Trust has a mandatory retirement policy for its Board of Trustees. Such policy requires that a Trustee retire from the Board no later than the end of the calendar year (December 31) that occurs after the earliest of (1) the Independent Trustee’s 75th birthday or (2) the 20th anniversary of the Trustee becoming a Board member.
The Trust’s officers are responsible for the Funds’ day-to-day operations. Information pertaining to the Trustees and Executive Officers of the Trust is set forth below. The Trustee that is deemed an “interested person,” as defined in the 1940 Act, is included in the table titled, “Interested Trustee.” Trustees who are not interested persons are referred to as Independent Trustees.
The term Fund Complex includes the 114 series of Lincoln Variable Insurance Products Trust.
Interested Trustee
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Jayson R. Bronchetti* 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Chairman and Trustee	Since June 2021	Director and President, Lincoln Financial Investments Corporation; Executive Vice President, Chief Investment Officer of The Lincoln National Life Insurance Company; Formerly: Director, Senior Vice President and Head of Funds Management.	114	Lincoln Financial Investments Corporation; CITRS, Inc.
* Mr. Bronchetti is an interested person of the Trust because he is a Director and Officer of Lincoln Financial Investments Corporation, the
investment adviser to the Trust, and an officer of The Lincoln National Life Insurance Company, the parent company of the Trust’s investment adviser.

Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Steve A. Cobb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1971	Trustee	Since January 2013	Managing Director, CID Capital (private equity firm)	114	None
Ken C. Joseph 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1962	Trustee	Since January 2022	Managing Director & Head of Financial Services Compliance and Regulatory Consulting in the Americas, Kroll LLC	114
Board of Directors of
University Settlement;
Board of Directors of
Harvard Kennedy
School NY/NJ/CT
Alumni Network
(President); Board of
Directors of the
University of North
Carolina, School of
Law Alumni
Association

LVIP JPMorgan Mid Cap Value Fund-18

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Barbara L. Lamb 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since February 2019	Retired; Formerly: Managing Director for Finance and Administration, WH Trading, LLC (derivatives trading firm) (2016-2022)	114	South Suburban Humane Society
Gary D. Lemon, Ph.D. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since February 2006	Professor of Economics and Management, DePauw University, Chair of Economics and Management DePauw University; Formerly: Joseph Percival Allen, III, University Professor; James W. Emison Director of the Robert C. McDermond Center for Management and Entrepreneurship	114	None
Thomas A. Leonard 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1949	Trustee	Since December 2013	Retired	114	Copeland Capital Trust since 2010 (3 portfolios)
Charles I. Plosser 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1948	Trustee	Since January 2018	Retired	114	Formerly: Public Governor for the Financial Industry Regulatory Authority (FINRA)
Pamela L. Salaway 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1957	Trustee	Since December 2013	Retired	114	None
Manisha A. Thakor 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1970	Trustee	Since January 2022	Independent Consultant of MoneyZen, LLC; Formerly: Vice President, Brighton Jones	114	Board Member at The National Endowment for Financial Education since 2017
Brian W. Wixted 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1959	Trustee	Since February 2019	Managing Member, Brian Wixted, LLC; Formerly: Senior Consultant, CKC Consulting and an Advisory Partner, AI Capital; Formerly: Senior Vice President, Finance, and Fund Treasurer, Oppenheimer Funds, Inc. (mutual fund complex)	114	Thornburg Income Builder Opportunities Trust since 2020 (1 portfolio)
LVIP JPMorgan Mid Cap Value Fund-19

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Independent Trustees
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee during Past Five Years
Nancy B. Wolcott 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1954	Trustee	Since October 2017	Retired	114	FundVantage Trust since 2011 (44 portfolios); Third Avenue Trust since 2019 (4 portfolios); Third Avenue Variable Series Trust since 2019 (1 portfolio)

Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Matthew L. Arnold 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1967	Vice President	Since December 2023	Vice President, Lincoln National Corporation.
Matthew T. Berger 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2019	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Jayson R. Bronchetti 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	President	Since April 2016; Formerly: Vice President August 2015
Director and President, Lincoln Financial
Investments Corporation; Executive Vice
President, Chief Investment Officer of The
Lincoln National Life Insurance Company;
Formerly: Director, Senior Vice President
and Head of Funds Management.

William P. Flory, Jr. 1301 S. Harrison Street, Fort Wayne, IN 46802 YOB: 1961	Vice President Treasurer, and and Chief Accounting Officer	Vice President since June 2011; Chief Accounting Officer since May 2006; Treasurer since June 2019
Vice President and Treasurer, Lincoln
Financial Investments Corporation; Vice
President and Director of Separate
Account Operations and Mutual Fund
Administration, The Lincoln National Life
Insurance Company; Formerly: Second
Vice President, Director of Separate
Account Operations, The Lincoln National
Life Insurance Company.

Samuel K. Goldstein 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1976	Vice President and Assistant Secretary	Since June 2019; Formerly: Assistant Vice President and Assistant Secretary since December 2013
Vice President and Assistant Secretary,
Lincoln Financial Investments
Corporation; Vice President, The Lincoln
National Life Insurance Company; Vice
President, Lincoln Life & Annuity
Company of New York; Vice President,
Lincoln National Corporation.

LVIP JPMorgan Mid Cap Value Fund-20

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Ronald A. Holinsky 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1970	Senior Vice President, Secretary, and Chief Legal Officer	Since August 2018; Formerly: Vice President since October 2016
Senior Vice President and Chief Counsel,
Investment Management, The Lincoln
National Life Insurance Company; Senior
Vice President, Secretary, and Chief Legal
Officer, Lincoln Financial Investments
Corporation; Formerly: Vice President and
Chief Counsel - Funds Management, The
Lincoln National Life Insurance Company;
Vice President, Chief Compliance Officer
and Assistant General Counsel, Lincoln
National Corporation; Vice President,
Secretary, and Chief Legal Officer, Lincoln
Financial Investments Corporation.

Michael C. Hoppe 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1988	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2018	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Yun (Maria) Ma 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1978	Vice President	Since June 2022; Formerly: Assistant Vice President since August 2015	Vice President, Lincoln Financial Investments Corporation; Formerly: Assistant Vice President, Lincoln Financial Investments Corporation.
Jennifer M. Matthews 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1976	Vice President	Since April 2018	Vice President, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Colleen E. O’ Leary 1301 S. Harrison Street Fort Wayne, IN 46802 YOB: 1984	Vice President	Since June 2022; Formerly: Assistant Vice President since June 2018	Vice President, The Lincoln National Life Insurance Company; Formerly: Assistant Vice President, The Lincoln National Life Insurance Company.
Benjamin A. Richer 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1984	Senior Vice President	Since March 2022; Formerly: Vice President since April 2018
Senior Vice President and Head of Funds
Management, Lincoln Financial
Investments Corporation;
Senior Vice President, Lincoln National
Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Senior Vice President, Lincoln Life &
Annuity Company of New York;
Formerly: Director of Asset Strategies,
Nationwide Fund Advisors.

John (Jack) A. Weston 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1959	Vice President and Chief Compliance Officer	Since May 2007	Vice President and Chief Compliance Officer, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
LVIP JPMorgan Mid Cap Value Fund-21

Officer/Trustee Information for Lincoln Variable Insurance Products Trust (unaudited) (continued)
Officers of the Trust
Name, Address and Year of Birth	Position(s) Held with the Funds	Term of Office and Length of Time Served	Principal Occupation(s) during Past Five Years
Amber Williams 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1979	Senior Vice President	Since March 2022; Formerly, Vice President since May 2019
Senior Vice President and Head of Client
Investment Strategies,
Lincoln Financial Investments
Corporation; Senior Vice President,
Lincoln Life & Annuity Company of New
York; Senior Vice President, Lincoln
National Corporation;
Senior Vice President, The Lincoln
National Life Insurance Company;
Formerly, Head of Product Management,
Nationwide Investment Management
Group.

Yajun (Alex) Zeng 150 N. Radnor-Chester Road Radnor, PA 19087 YOB: 1982	Vice President	Since April 2018	Vice President and Managing Director, Lincoln Financial Investments Corporation; Vice President, The Lincoln National Life Insurance Company.
Additional information on the officers and Trustees can be found in the Statement of Additional Information (“SAI”) to the Fund's prospectus. To obtain a free copy of the SAI, write: The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801, or call 1-800-4LINCOLN (454-6265). The SAI is also available on the SEC’s web site (http://www.sec.gov).
LVIP JPMorgan Mid Cap Value Fund-22

(b) Not Applicable.

Item 2. Code of Ethics.

(a)

The registrant, as of the end of the period covered by this report, has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(c)

There have been no amendments, during the period covered by this report, to a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics description.

(d)

The registrant has not granted any waivers, including an implicit waiver, from a provision of the code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this item’s instructions.

(e)	Not applicable.

(f)	The Code of Ethics is included with this Form N-CSR as Exhibit 13(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that Brian W. Wixted is an “audit committee financial expert” and is “independent,” as these terms are defined in Item 3 of Form N-CSR. This designation will not increase the designee’s duties, obligations or liability as compared to his duties, obligations and liability as a member of the Audit Committee and of the Board.

Item 4. Principal Accountant Fees and Services.

In reorganization transactions that occurred on May 1, 2021, the LVIP Delaware Diversified Income Fund, LVIP Delaware High Yield Fund, LVIP Delaware Limited-Term Diversified Income Fund, LVIP Delaware REIT Fund, LVIP Delaware SMID Cap Core Fund, LVIP Delaware U.S. Growth Fund, and LVIP Delaware Value Fund (each a “Delaware Reorganized Fund,” together the “Delaware Reorganized Funds”) acquired and assumed the performance, financial and other historical information of the Delaware VIP® Diversified Income Series, Delaware VIP® High Yield Series, Delaware VIP® Limited-Term Diversified Income Series, Delaware VIP® REIT Series, Delaware VIP® Smid Cap Core Series, Delaware VIP® U.S. Growth Series, and Delaware VIP® Value Series, respectively, each formerly a series of Delaware VIP® Trust.

The Board of Trustees engaged Tait, Weller and Baker LLP to serve as the Delaware Reorganized Funds’ independent registered public accounting firm for the fiscal year 2021 in order to maintain auditor independence in light of the reorganization transactions.

In reorganization transactions that occurred on May 1, 2023, the LVIP JPMorgan Core Bond Fund, LVIP JPMorgan Mid Cap Value Fund, LVIP JPMorgan Small Cap Core Fund, and LVIP JPMorgan U.S. Equity Fund (each a “JPM Reorganized Fund,” together the “JPM Reorganized Funds”) acquired and assumed the performance, financial and other historical information of the JPMorgan Insurance Trust Core Bond Portfolio, JPMorgan Insurance Trust Mid Cap Value Portfolio, JPMorgan Insurance Trust Small Cap Core Portfolio, and JPMorgan Insurance Trust U.S. Equity Portfolio, respectively, each formerly a series of JPMorgan Insurance Trust.

The Board of Trustees engaged Tait, Weller and Baker LLP to serve as the JPM Reorganized Funds’ independent registered public accounting firm for the fiscal year 2023 in order to maintain auditor independence in light of the reorganization transactions.

Audit Fees

(a)

The aggregate fees billed for each of the last two fiscal years for professional services rendered by Ernst & Young LLP (“E&Y”), principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in fiscal year 2023, and for all funds in fiscal year 2022, for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $3,463,760 for 2023 and $3,276,795 for 2022. The aggregate fees billed by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, for the audit of the Delaware Reorganized Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $0 for 2023 and $157,000 for 2022. The aggregate fees billed by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, for the audit of the JPM Reorganized Funds’ annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements are $0 for 2023 and $0 for 2022.

Audit-Related Fees

(b)

The aggregate fees billed in each of the last two fiscal years for assurance and related services by E&Y, the principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in fiscal year 2023, and for all funds in fiscal year 2022, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $31,855 for 2023 and $139,565 for 2022. The aggregate fees billed for assurance and related services by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022. The aggregate fees billed for assurance and related services by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, that are reasonably related to the performance of the audit of the registrant’s financial statements and are not reported under paragraph (a) of this Item are $0 for 2023 and $0 for 2022. These audit-related services were comprised of a review of the Registrant’s semi-annual reports to shareholders and consents for the registration statements relating to Fund mergers.

Tax Fees

(c)

The aggregate fees billed in each of the last two fiscal years for professional services rendered by E&Y, the principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in fiscal year 2023, and for all funds in fiscal year 2022, for tax compliance, tax advice, and tax planning are $349,077 for 2023 and $609,044 for 2022. The aggregate fees billed for professional services rendered by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, for tax compliance, tax advice, and tax planning are $0 for 2023 and $21,000 for 2022. The aggregate fees billed for professional services rendered by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022. These tax services were comprised of U.S. and international tax compliance services and tax advisory services related to tax reclaims and investment security analysis.

(d)

The aggregate fees billed in each of the last two fiscal years for products and services provided by E&Y, the principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in fiscal yar 2023, and for all funds in fiscal year 2022, other than the services reported in paragraphs (a) through (c) of this Item are $0 for 2022 and $0 for 2021. The aggregate fees billed for products and services provided by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022. The aggregate fees billed for products and services provided by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, for tax compliance, tax advice, and tax planning are $0 for 2023 and $0 for 2022.

(c)(1)

Audit Committee Pre-Approval Policies and Procedures

The Registrant’s Audit Committee has established pre-approval policies and procedures as permitted by Rule 2-01(c)(7)(i)(B) of Regulation S-X (the “Pre-Approval Procedures”) with respect to services provided by the Registrant’s independent auditors. Pursuant to the Pre-Approval Procedures, the Audit Committee has pre-approved the services set forth in the table below with respect to the Registrant up to the specified fee limits.

Service	Range of Fees

Audit Services

Services associated with SEC registration statement on Form N-1A which will be filed with the SEC	Up to $5,000 per Fund

Services associated with SEC registration statements/proxy statements on Form N-14 or Schedule 14A	Up to $20,000 per Fund

The Pre-Approval Procedures require the Chief Accounting Officer to report to the Audit Committee at each of its regular meetings regarding all services initiated since the last such report was rendered, including those services authorized by the Pre-Approval Procedures.

(e)(2)   No services included in (b)-(d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)	Not applicable.

(g)

The aggregate non-audit fees billed by E&Y, the principal accountant for all funds except the Delaware Reorganized Funds in fiscal year 2021, the JPM Reorganized Funds in 2023, and for all funds in fiscal year 2022, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $1,426,647 for 2023 and $1,794,324 for 2022. The aggregate non-audit fees billed by Tait, Weller and Baker LLP, principal accountant for the Delaware Reorganized Funds in fiscal year 2021, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are $0 for 2023 and $0 for 2022. The aggregate non-audit fees billed by Tait, Weller and Baker LLP, principal accountant for the JPM Reorganized Funds in fiscal year 2023, for services rendered to the registrant, and rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant are $0 for 2023 and $0 for 2022.

(h)

The registrant’s audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s board of trustees, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11.	Controls and Procedures.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d))) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a)(1)   Code of ethics, or any amendment thereto, that is the subject of disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(a)(4)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)       Lincoln Variable Insurance Products Trust

By (Signature and Title) /s/ Jayson Bronchetti

Jayson Bronchetti, President

(principal executive officer)

Date: February 14, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title) /s/ Jayson Bronchetti

Jayson Bronchetti, President

(principal executive officer)

Date: February 14, 2024

By (Signature and Title) /s/ William P. Flory, Jr.

William P. Flory, Jr., Chief Accounting Officer

(principal financial officer)

Date: February 27, 2024